UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2011 – October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.   Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Balanced Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Balanced Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/28/04 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Balanced Allocation A#	8.41%	1.33%	5.13%
Balanced Allocation A##	2.45%	0.19%	4.43%
Balanced Allocation B#	7.42%	0.52%	4.35%*
Balanced Allocation B##	2.42%	0.16%	5.13%*
Balanced Allocation C#	7.54%	0.58%	4.35%
Balanced Allocation C##	6.54%	0.58%	4.35%
Balanced Allocation I#	8.57%	1.62%	5.35%
Balanced Allocation R3#	7.94%	0.94%	4.85%
Balanced Allocation R4#	8.31%	1.30%	5.11%
Balanced Allocation R5#	8.63%	1.60%	5.31%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.72%
MSCI All Country World Index	9.17%	-2.42%	5.89%
S&P 500 Index	15.19%	0.36%	4.91%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Allocation Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Balanced Allocation Fund returned 8.41%, before sales charge, for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.94%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 52% equities and 48% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. An underweight allocation to equities detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Alternative Strategies, World Bond, and Strategic Income funds more than offset weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Emerging Markets Research Equity funds.

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for

3

The Hartford Balanced Allocation Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	6.9
The Hartford Dividend and Growth Fund, Class Y	13.2
The Hartford Emerging Markets Research Fund, Class Y	5.0
The Hartford Global Real Asset Fund, Class Y	7.0
The Hartford Inflation Plus Fund, Class Y	13.1
The Hartford International Opportunities Fund, Class Y	11.5
The Hartford International Small Company Fund, Class Y	4.0
The Hartford MidCap Value Fund, Class Y	2.2
The Hartford Small Company Fund, Class Y	2.1
The Hartford Strategic Income Fund, Class Y	5.0
The Hartford Total Return Bond Fund, Class Y	8.0
The Hartford World Bond Fund, Class Y	12.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Balanced Allocation Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 51.9%
1,559	The Hartford Capital Appreciation Fund, Class Y		$55,459
5,009	The Hartford Dividend and Growth Fund, Class Y		106,095
4,750	The Hartford Emerging Markets Research Fund, Class Y		40,187
5,243	The Hartford Global Real Asset Fund, Class Y		56,262
6,146	The Hartford International Opportunities Fund, Class Y		92,431
2,410	The Hartford International Small Company Fund, Class Y		32,150
1,336	The Hartford MidCap Value Fund, Class Y		17,682
811	The Hartford Small Company Fund, Class Y		17,489
			417,755
	Total equity funds
	(cost $373,537)		$417,755

FIXED INCOME FUNDS - 48.1%
7,477	The Hartford Alternative Strategies Fund, Class Y		$80,375
8,223	The Hartford Inflation Plus Fund, Class Y		104,923
4,139	The Hartford Strategic Income Fund, Class Y		40,272
5,683	The Hartford Total Return Bond Fund, Class Y		64,327
8,966	The Hartford World Bond Fund, Class Y		96,654
			386,551
	Total fixed income funds
	(cost $369,491)		$386,551

	Total investments in affiliated investment companies
	(cost $743,028)		$804,306

	Total long-term investments
	(cost $743,028)		$804,306

	Total investments
	(cost $743,028) ▲	100.0%	$804,306
	Other assets and liabilities	—%	(202)
	Total net assets	100.0%	$804,104

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $746,807 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$57,499
Unrealized Depreciation	—
Net Unrealized Appreciation	$57,499

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$804,306	$804,306	$–	$–
Total	$804,306	$804,306	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $743,028)	$804,306
Receivables:
Investment securities sold	1,142
Fund shares sold	810
Dividends and interest	530
Other assets	43
Total assets	806,831
Liabilities:
Payables:
Investment securities purchased	559
Fund shares redeemed	1,930
Investment management fees	23
Administrative fees	3
Distribution fees	83
Accrued expenses	129
Total liabilities	2,727
Net assets	$804,104
Summary of Net Assets:
Capital stock and paid-in-capital	$772,821
Undistributed net investment income	—
Accumulated net realized loss	(29,995)
Unrealized appreciation of investments	61,278
Net assets	$804,104

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.00/$12.70
Shares outstanding	39,473
Net assets	$473,562
Class B: Net asset value per share	$11.93
Shares outstanding	5,385
Net assets	$64,262
Class C: Net asset value per share	$11.93
Shares outstanding	14,357
Net assets	$171,252
Class I: Net asset value per share	$11.99
Shares outstanding	714
Net assets	$8,563
Class R3: Net asset value per share	$11.90
Shares outstanding	3,246
Net assets	$38,637
Class R4: Net asset value per share	$11.99
Shares outstanding	3,002
Net assets	$35,982
Class R5: Net asset value per share	$12.00
Shares outstanding	987
Net assets	$11,846

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$25
Dividends from underlying affiliated funds	12,723
Total investment income	12,748

Expenses:
Investment management fees	1,080
Administrative services fees	137
Transfer agent fees	915
Distribution fees
Class A	1,237
Class B	737
Class C	1,705
Class R3	177
Class R4	91
Custodian fees	1
Accounting services fees	100
Registration and filing fees	129
Board of Directors' fees	23
Audit fees	19
Other expenses	150
Total expenses (before fees paid indirectly)	6,501
Commission recapture	(2)
Total fees paid indirectly	(2)
Total expenses, net	6,499
Net Investment Income	6,249
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	6,480
Net realized gain on investments in underlying affiliated funds	45,396
Net realized gain on investments in securities	2,232
Net Realized Gain on Investments	54,108
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	8,312
Net unrealized depreciation of investments	(4,347)
Net Changes in Unrealized Appreciation of Investments	3,965
Net Gain on Investments	58,073
Net Increase in Net Assets Resulting from Operations	$64,322

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$6,249	$10,490
Net realized gain on investments	54,108	16,398
Net unrealized appreciation of investments	3,965	446
Net Increase In Net Assets Resulting From Operations	64,322	27,334
Distributions to Shareholders:
From net investment income
Class A	(6,237)	(9,073)
Class B	(569)	(812)
Class C	(1,283)	(1,724)
Class I	(94)	(97)
Class R3	(339)	(332)
Class R4	(442)	(442)
Class R5	(165)	(274)
Total distributions	(9,129)	(12,754)
Capital Share Transactions:
Class A	(61,468)	(26,722)
Class B	(19,281)	(14,988)
Class C	(6,919)	(11,713)
Class I	2,673	1,633
Class R3	7,052	10,672
Class R4	(2,642)	16,873
Class R5	(152)	(2,971)
Net decrease from capital share transactions	(80,737)	(27,216)
Net Decrease In Net Assets	(25,544)	(12,636)
Net Assets:
Beginning of period	829,648	842,284
End of period	$804,104	$829,648
Undistributed (distribution in excess of) net investment income (loss)	$—	$1,412

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially

12

all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$9,129	$12,754

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(26,216)
Unrealized Appreciation †	57,499
Total Accumulated Earnings	$31,283

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$1,468
Accumulated Net Realized Gain (Loss)	(1,313)
Capital Stock and Paid-in-Capital	(155)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$3,844
2018	22,372
Total	$26,216

During the year ended October 31, 2012, the Fund utilized $48,969 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 milllion	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.55%
Class B	1.35
Class C	1.29
Class I	0.27
Class R3	0.89
Class R4	0.58
Class R5	0.28

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $1,445 and contingent deferred sales charges of $85 from the Fund.

15

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $41.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	1%

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$654,157
Sales Proceeds Excluding U.S. Government Obligations	731,063

16

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,126	545	(11,962)	—	(5,291)	8,321	779	(11,436)	—	(2,336)
Amount	$70,870	$6,083	$(138,421)	$—	$(61,468)	$94,922	$8,823	$(130,467)	$—	$(26,722)
Class B
Shares	185	49	(1,892)	—	(1,658)	299	67	(1,682)	—	(1,316)
Amount	$2,123	$537	$(21,941)	$—	$(19,281)	$3,392	$762	$(19,142)	$—	$(14,988)
Class C
Shares	2,207	109	(2,905)	—	(589)	2,431	141	(3,607)	—	(1,035)
Amount	$25,300	$1,191	$(33,410)	$—	$(6,919)	$27,720	$1,590	$(41,023)	$—	$(11,713)
Class I
Shares	415	8	(185)	—	238	286	8	(152)	—	142
Amount	$4,739	$89	$(2,155)	$—	$2,673	$3,268	$89	$(1,724)	$—	$1,633
Class R3
Shares	1,382	30	(781)	—	631	1,664	29	(742)	—	951
Amount	$15,749	$335	$(9,032)	$—	$7,052	$18,820	$326	$(8,474)	$—	$10,672
Class R4
Shares	682	39	(948)	—	(227)	2,483	39	(1,076)	—	1,446
Amount	$7,849	$441	$(10,932)	$—	$(2,642)	$28,757	$441	$(12,325)	$—	$16,873
Class R5
Shares	148	15	(176)	—	(13)	228	24	(510)	—	(258)
Amount	$1,725	$164	$(2,041)	$—	$(152)	$2,597	$274	$(5,842)	$—	$(2,971)
Total
Shares	11,145	795	(18,849)	—	(6,909)	15,712	1,087	(19,205)	—	(2,406)
Amount	$128,355	$8,840	$(217,932)	$—	$(80,737)	$179,476	$12,305	$(218,997)	$—	$(27,216)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	196	$2,319
For the Year Ended October 31, 2011	130	$1,488

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks

17

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

18

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19

The Hartford Balanced Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$–	$–	$(0.14)	$12.00
B	11.19	0.01	0.81	0.82	(0.08)	–	–	(0.08)	11.93
C	11.18	0.02	0.82	0.84	(0.09)	–	–	(0.09)	11.93
I	11.21	0.14	0.81	0.95	(0.17)	–	–	(0.17)	11.99
R3	11.14	0.07	0.81	0.88	(0.12)	–	–	(0.12)	11.90
R4	11.21	0.11	0.81	0.92	(0.14)	–	–	(0.14)	11.99
R5	11.21	0.14	0.82	0.96	(0.17)	–	–	(0.17)	12.00

For the Year Ended October 31, 2011
A	11.03	0.17	0.21	0.38	(0.20)	–	–	(0.20)	11.21
B	11.00	0.07	0.22	0.29	(0.10)	–	–	(0.10)	11.19
C	10.99	0.08	0.22	0.30	(0.11)	–	–	(0.11)	11.18
I	11.02	0.19	0.23	0.42	(0.23)	–	–	(0.23)	11.21
R3	10.96	0.13	0.21	0.34	(0.16)	–	–	(0.16)	11.14
R4	11.02	0.17	0.21	0.38	(0.19)	–	–	(0.19)	11.21
R5	11.03	0.19	0.22	0.41	(0.23)	–	–	(0.23)	11.21

For the Year Ended October 31, 2010
A	9.79	0.15	1.24	1.39	(0.15)	–	–	(0.15)	11.03
B	9.76	0.07	1.24	1.31	(0.07)	–	–	(0.07)	11.00
C	9.75	0.08	1.24	1.32	(0.08)	–	–	(0.08)	10.99
I	9.78	0.18	1.24	1.42	(0.18)	–	–	(0.18)	11.02
R3	9.74	0.13	1.23	1.36	(0.14)	–	–	(0.14)	10.96
R4	9.78	0.15	1.24	1.39	(0.15)	–	–	(0.15)	11.02
R5	9.79	0.18	1.24	1.42	(0.18)	–	–	(0.18)	11.03

For the Year Ended October 31, 2009
A	8.48	0.19	1.30	1.49	(0.18)	–	–	(0.18)	9.79
B	8.45	0.12	1.30	1.42	(0.11)	–	–	(0.11)	9.76
C	8.45	0.12	1.30	1.42	(0.12)	–	–	(0.12)	9.75
I	8.47	0.24	1.28	1.52	(0.21)	–	–	(0.21)	9.78
R3	8.44	0.15	1.30	1.45	(0.15)	–	–	(0.15)	9.74
R4	8.47	0.19	1.30	1.49	(0.18)	–	–	(0.18)	9.78
R5	8.48	0.21	1.31	1.52	(0.21)	–	–	(0.21)	9.79

For the Year Ended October 31, 2008
A	13.10	0.26	(3.83)	(3.57)	(0.47)	(0.58)	–	(1.05)	8.48
B	13.06	0.16	(3.81)	(3.65)	(0.38)	(0.58)	–	(0.96)	8.45
C	13.06	0.17	(3.81)	(3.64)	(0.39)	(0.58)	–	(0.97)	8.45
I	13.09	0.33	(3.86)	(3.53)	(0.51)	(0.58)	–	(1.09)	8.47
R3	13.08	0.26	(3.88)	(3.62)	(0.44)	(0.58)	–	(1.02)	8.44
R4	13.10	0.38	(3.96)	(3.58)	(0.47)	(0.58)	–	(1.05)	8.47
R5	13.10	0.41	(3.95)	(3.54)	(0.50)	(0.58)	–	(1.08)	8.48

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

20

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)	Portfolio Turnover Rate(E)

8.41%	$473,562	0.55%	0.55%	0.99%	79%
7.42	64,262	1.35	1.35	0.22	–
7.54	171,252	1.29	1.29	0.23	–
8.57	8,563	0.27	0.27	1.11	–
7.94	38,637	0.89	0.89	0.57	–
8.31	35,982	0.58	0.58	0.93	–
8.63	11,846	0.28	0.28	1.25	–

3.39	501,962	0.54	0.54	1.45	36
2.64	78,784	1.33	1.33	0.66	–
2.72	167,049	1.28	1.28	0.71	–
3.81	5,333	0.24	0.24	1.72	–
3.12	29,124	0.88	0.88	1.06	–
3.46	36,188	0.57	0.57	1.33	–
3.67	11,208	0.27	0.27	1.73	–

14.33	519,328	0.54	0.54	1.48	25
13.44	91,904	1.35	1.35	0.68	–
13.55	175,611	1.29	1.29	0.74	–
14.65	3,685	0.28	0.28	1.73	–
14.02	18,235	0.88	0.88	1.06	–
14.32	19,647	0.58	0.58	1.45	–
14.64	13,874	0.28	0.28	1.76	–

18.01	483,316	0.58	0.58	2.20	17
17.15	95,125	1.42	1.38	1.41	–
17.07	169,306	1.34	1.34	1.46	–
18.39	2,079	0.28	0.28	3.01	–
17.52	1,381	0.96	0.96	1.47	–
18.04	13,518	0.59	0.59	2.08	–
18.37	13,104	0.29	0.29	2.22	–

(29.35)	439,955	0.53	0.53	2.23	18
(29.95)	92,829	1.35	1.35	1.47	–
(29.91)	160,167	1.29	1.29	1.49	–
(29.15)	2,238	0.22	0.22	1.59	–
(29.74)	358	0.92	0.92	0.86	–
(29.44)	8,535	0.59	0.59	1.54	–
(29.16)	4,135	0.29	0.29	1.54	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

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The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

 Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

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Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Balanced Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 16.15%.

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The Hartford Balanced Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.00	$2.83	$1,000.00	$1,022.32	$2.85	0.56%	184	366
Class B	$1,000.00	$1,005.90	$6.86	$1,000.00	$1,018.30	$6.90	1.36	184	366
Class C	$1,000.00	$1,005.90	$6.50	$1,000.00	$1,018.65	$6.55	1.29	184	366
Class I	$1,000.00	$1,010.85	$1.42	$1,000.00	$1,023.73	$1.42	0.28	184	366
Class R3	$1,000.00	$1,007.57	$4.49	$1,000.00	$1,020.66	$4.52	0.89	184	366
Class R4	$1,000.00	$1,009.96	$2.98	$1,000.00	$1,022.17	$3.00	0.59	184	366
Class R5	$1,000.00	$1,010.71	$1.47	$1,000.00	$1,023.68	$1.48	0.29	184	366

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The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Allocation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

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The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

30

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-BA12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Balanced Fund* *Prior to April 30, 2012, The Hartford Balanced Fund was known as The Hartford Advisers Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Balanced Fund

(formerly The Hartford Advisers Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Fund inception 07/22/1996
(formerly The Hartford Advisers Fund)

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Balanced A#	11.42%	1.17%	5.39%
Balanced A##	5.30%	0.04%	4.79%
Balanced B#	10.43%	0.32%	4.73%*
Balanced B##	5.43%	-0.03%	4.73%*
Balanced C#	10.60%	0.44%	4.65%
Balanced C##	9.60%	0.44%	4.65%
Balanced R3#	11.22%	0.95%	5.44%
Balanced R4#	11.44%	1.23%	5.61%
Balanced R5#	11.84%	1.55%	5.80%
Balanced Y#	11.89%	1.63%	5.85%
Balanced Fund Blended Index	11.25%	2.95%	6.32%
Barclays Government/Credit Bond Index	5.90%	6.52%	5.53%
S&P 500 Index	15.19%	0.36%	6.90%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Balanced Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Government/Credit Bond (35%) and 90 day Treasury Bill (5%).

Barclays Government/Credit Bond Index (formerly known as Barclays Capital Government/Credit Bond Index) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market-capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Manager Discussion

October 31, 2012 (Unaudited)

Portfolio Managers
John C. Keogh	Karen H. Grimes, CFA *
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager

* Appointed as a Portfolio Manager for the Fund as of April 30, 2012. As of the same date, Steven T. Irons and Peter I. Higgins no longer serve as portfolio managers for the Fund.

How did the Fund perform?

The Class A shares of The Hartford Balanced Fund returned 11.42%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its blended benchmark, (60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Treasury Bills), which returned 11.25% for the same period. The Fund outperformed the 9.34% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Markets moved higher during the twelve months ending October 31, 2012 but were extremely volatile during the period due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and U.S. Federal Reserve (Fed) - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused investors’ risk appetites to surge.

The Fed remained extremely accommodative throughout the period, which further supported fixed income and equity assets. In September, the Fed announced a third round of quantitative easing (QE3) involving the purchase of $40 billion of additional mortgage-backed securities per month. Additionally, the central bank extended its rates guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Economic data released throughout the period painted a mixed picture of the U.S. economy. Consumer confidence weakened and the labor market remained sluggish. However, there was growing enthusiasm over a recovery in housing as home prices showed their first year-over-year gain in years.

Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period. Equity markets as measured by the S&P 500 returned 15.19% during the period. Telecommunication Services (+26%), Health Care (+22%), and Consumer Discretionary (+20%) posted the largest gains while Energy (+7%), Materials (+7%), and Utilities (+11%) gained the least.

The bond market, as measured by the Barclays Government/Credit Bond Index, returned 5.90% during the period. The Treasury yield curve flattened over the period as longer-term rates declined more than short-term yields. All of the major fixed income sectors posted strong absolute returns (i.e. total return) driven by the decline in Treasury yields, and all sectors outperformed Treasuries on a duration-adjusted basis.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity and fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative results as the Fund was generally overweight equities relative to the benchmark in an environment where equities outperformed.

Equity outperformance versus the benchmark was driven primarily by sector allocation, which is a result of bottom-up stock selection. An underweight exposure (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and an overweight exposure to Health Care contributed positively to benchmark-relative performance. Equity security selection detracted as strong selection in Consumer Discretionary stocks was more than offset by weak

3

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

selection within Information Technology, Consumer Staples, and Energy.

Top contributors to relative performance in the equity portion of the Fund during the period were Lowe’s (Consumer Discretionary), Amgen (Health Care), and Comcast (Consumer Discretionary). Lowe’s, a home improvement retailer, continued to benefit from a solid recovery in the U.S. housing market. Hurricane Sandy also caused investors to bid up the company’s share price on the belief that the rebuilding process for the U.S. east coast should boost materials purchases by individuals and companies. Shares of Amgen, a bio-pharmaceutical firm, rose after the company reported strong earnings during 2012. Additionally, Amgen announced a partnership with a global financial firm to launch a new biotech company focusing on chronic diseases. Comcast, the largest U.S. cable communications company and new owner of NBC Universal, saw its shares outperform after the company posted strong third quarter earnings, in part due to better-than-expected ad revenue from the 2012 London Olympics. Shares climbed early in the year on news of the acquisition of NBC Universal, which investors believed would add meaningfully to operating free cash flow in the next several years. The Fund’s holdings in Apple (Information Technology) and Exxon Mobil (Energy) also contributed positively to the Fund’s returns on an absolute basis.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Western Union (Information Technology), Hewlett-Packard (Information Technology), and Daiichi Sankyo (Health Care). Shares of Western Union plunged during the period after the company reported weaker-than-expected revenue and cut its full-year profit forecast for 2013. Shares of Hewlett-Packard fell after the company announced that fiscal 2012 earnings were expected to be at the lower end of its guidance. Investors’ uncertainty around the company’s decision to spin off its PC business and the lack of consistent leadership (three new CEO’s in the last three years) also weighed on returns. Shares of Daiichi Sankyo fell throughout the period due to failures in the company’s product pipeline. Our holdings of Intel (Information Technology) and Vertex Pharmaceuticals (Health Care) also detracted from absolute returns.

The fixed income portion of the Fund also outperformed its benchmark during the period. Security selection within the investment grade corporate bond sector, led by Financials, was the primary driver of the outperformance. Corporate bonds rallied during the period, sparked by aggressive monetary policy action from both the Fed and ECB. Higher beta, lower-quality, and more cyclical areas of the market outperformed following the reduction of tail risk from Europe. The portfolio held an out-of-benchmark allocation to agency mortgage-backed securities (MBS) based on attractive valuations. Our MBS allocation contributed positively to benchmark-relative outperformance as continued purchases by the Fed, strong investor demand, and the announcement of the Fed’s QE3 policy all contributed to the sector’s strong outperformance during the period.

What is the outlook?

In the equity portion of the Fund, we expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region. In Europe, we believe a more favorable policy environment should give the eurozone area economy a lift in early 2013, after experiencing a pronounced economic decline in the second half of 2012. China’s economy continues to slow and the risks of a hard landing certainly remain. However, the Chinese have shown early signs that they will stimulate their economy. The U.S. has been better positioned than many other economies, partly because its deleveraging process is more advanced and partly in response to a more aggressive policy environment. The U.S. household balance sheet has also received a welcome windfall gain from recovering housing and equity prices this year. However, many risks still remain including the well publicized “fiscal cliff” (expiration of certain tax rate cuts combined with forced spending cuts). The resulting fiscal contraction could amount to 4% of Gross Domestic Product, which we believe is enough to tip the economy back into recession. We believe there will ultimately be some compromise reached, which will be closer to a 1-2% headwind vs. the 3-4% that many fear. We believe that the U.S. will remain in a slow growth environment. We believe continued aggressive Fed policy (QE3) and an improving housing market should help us to avoid a recession.

Within the fixed income portion of the Fund, we are tactically managing the Fund’s duration around neutral and are positioned for a flattening yield curve. We continue to be positioned with an underweight to the Government sector, as we believe that there are more compelling opportunities in other sectors. We believe that corporate fundamentals remain strong, financial companies have de-levered significantly, and that communications issuers have solid balance sheets. Therefore, we maintained our overweight posture to the corporate sector at the end of the period. We also maintained our modest allocation to agency MBS.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2012, the Fund’s equity exposure was at 66% compared to 60% in its benchmark and the Fund’s 50-70% range.

4

Diversification by Industry
as of October 31, 2012
Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	0.6%
Banks (Financials)	3.6
Capital Goods (Industrials)	4.8
Consumer Durables and Apparel (Consumer Discretionary)	0.7
Diversified Financials (Financials)	5.3
Energy (Energy)	8.0
Food and Staples Retailing (Consumer Staples)	0.9
Food, Beverage and Tobacco (Consumer Staples)	4.2
Health Care Equipment and Services (Health Care)	2.3
Insurance (Financials)	1.7
Materials (Materials)	2.2
Media (Consumer Discretionary)	2.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	8.1
Retailing (Consumer Discretionary)	4.2
Semiconductors and Semiconductor Equipment (Information Technology)	2.7
Software and Services (Information Technology)	5.2
Technology Hardware and Equipment (Information Technology)	6.2
Telecommunication Services (Services)	0.8
Transportation (Industrials)	0.6
Utilities (Utilities)	1.2
Total	66.2%
Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	1.0
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.4
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Couriers and Messengers (Services)	0.0
Electrical Equipment and Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	5.5
Food and Staples Retailing (Food and Staples Retailing)	0.2
Food Manufacturing (Consumer Staples)	0.4
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	0.2
Health Care/Services (Health Care/Services)	0.1
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.3
Miscellaneous Manufacturing (Capital Goods)	0.0
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing (Energy)	0.6
Pipeline Transportation (Utilities)	0.2
Real Estate, Rental and Leasing (Finance)	0.2
Refunded (Refunded)	0.1
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.5
Utilities (Utilities)	0.7
Wholesale Trade (Consumer Cyclical)	0.0
Total	12.4%
U.S. Government Agencies	1.2
U.S. Government Securities	18.7
Short-Term Investments	1.3
Other Assets and Liabilities	0.2
Total	100.0%

Distribution by Credit Quality
as of October 31, 2012
Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.3%
Aa / AA	2.2
A	4.5
Baa / BBB	5.2
Ba / BB	0.2
U.S. Government Agencies and Securities	19.9
Non Debt Securities and Other Short-Term Instruments	67.5
Other Assets & Liabilities	0.2
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

5

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 66.2%
	Automobiles and Components - 0.6%
317	Ford Motor Co. w/ rights	$3,535

	Banks - 3.6%
121	BB&T Corp.	3,509
85	PNC Financial Services Group, Inc.	4,958
369	Wells Fargo & Co.	12,418
		20,885
	Capital Goods - 4.8%
73	3M Co.	6,404
58	Boeing Co.	4,085
94	Ingersoll-Rand plc	4,421
116	PACCAR, Inc.	5,023
60	Stanley Black & Decker, Inc.	4,165
46	United Technologies Corp.	3,603
		27,701
	Consumer Durables and Apparel - 0.7%
33	Coach, Inc.	1,827
68	Mattel, Inc.	2,498
		4,325
	Diversified Financials - 5.3%
37	Ameriprise Financial, Inc.	2,142
23	BlackRock, Inc.	4,344
147	Citigroup, Inc.	5,489
34	Goldman Sachs Group, Inc.	4,100
166	Invesco Ltd.	4,044
256	JP Morgan Chase & Co.	10,679
		30,798
	Energy - 8.0%
70	Anadarko Petroleum Corp.	4,830
86	BP plc ADR	3,706
37	Chevron Corp.	4,078
170	Exxon Mobil Corp.	15,490
107	Halliburton Co.	3,452
77	Noble Corp.	2,906
57	Occidental Petroleum Corp.	4,508
70	Southwestern Energy Co. ●	2,415
205	Statoilhydro ASA ADR	5,028
		46,413
	Food and Staples Retailing - 0.9%
110	CVS Caremark Corp.	5,109

	Food, Beverage and Tobacco - 4.2%
133	General Mills, Inc.	5,339
36	Kraft Foods Group, Inc. ●	1,646
119	Mondelez International, Inc.	3,169
79	PepsiCo, Inc.	5,463
47	Philip Morris International, Inc.	4,118
120	Unilever N.V. NY Shares ADR	4,417
		24,152
	Health Care Equipment and Services - 2.3%
64	Baxter International, Inc.	4,033
85	Covidien plc	4,671
87	UnitedHealth Group, Inc.	4,889
		13,593
	Insurance - 1.7%
59	American International Group, Inc. ●	2,071
163	Marsh & McLennan Cos., Inc.	5,561
111	Unum Group	2,242
		9,874
	Materials - 2.2%
120	Dow Chemical Co.	3,522
99	International Paper Co.	3,533
67	Mosaic Co.	3,480
61	Nucor Corp.	2,428
		12,963
	Media - 2.9%
58	CBS Corp. Class B	1,863
177	Comcast Corp. Class A	6,620
113	Thomson Reuters Corp.	3,191
108	Walt Disney Co.	5,295
		16,969
	Pharmaceuticals, Biotechnology and Life Sciences - 8.1%
92	Agilent Technologies, Inc.	3,300
55	Amgen, Inc.	4,734
54	Celgene Corp. ●	3,974
206	Daiichi Sankyo Co., Ltd.	3,145
28	Johnson & Johnson	1,976
226	Merck & Co., Inc.	10,294
294	Pfizer, Inc.	7,319
27	Roche Holding AG	5,292
71	UCB S.A.	4,134
65	Vertex Pharmaceuticals, Inc. ●	3,112
		47,280
	Retailing - 4.2%
2,007	Allstar Co. ⌂●†	3,513
8	AutoZone, Inc. ●	2,812
2,225	Buck Holdings L.P. ⌂●†	2,145
74	Kohl's Corp.	3,964
258	Lowe's Co., Inc.	8,357
68	Nordstrom, Inc.	3,849
		24,640
	Semiconductors and Semiconductor Equipment - 2.7%
116	Analog Devices, Inc.	4,525
191	Intel Corp.	4,133
159	Maxim Integrated Products, Inc.	4,376
80	Xilinx, Inc.	2,604
		15,638
	Software and Services - 5.2%
64	Accenture plc	4,334
79	Automatic Data Processing, Inc.	4,560
104	eBay, Inc. ●	5,008
11	Google, Inc. ●	7,409
181	Microsoft Corp.	5,176
275	Western Union Co.	3,498
		29,985
	Technology Hardware and Equipment - 6.2%
27	Apple, Inc.	16,068
492	Cisco Systems, Inc.	8,428
182	EMC Corp. ●	4,439
115	Hewlett-Packard Co.	1,590
92	Qualcomm, Inc.	5,371
		35,896
	Telecommunication Services - 0.8%
175	Vodafone Group plc ADR	4,750

	Transportation - 0.6%
39	FedEx Corp.	3,606

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 66.2% - (continued)
	Utilities - 1.2%
96	NextEra Energy, Inc.	$6,733

	Total common stocks
	(cost $328,006)	$384,845

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.2%
	Finance and Insurance - 0.2%
	Ally Master Owner Trust
$900	1.54%, 09/16/2019	$900
	Marriott Vacation Club Owner Trust
61	5.36%, 10/20/2028 ■	61
		961

	Total asset & commercial mortgage backed securities
	(cost $961)	$961

CORPORATE BONDS - 10.9%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$675	5.98%, 04/19/2022	$753
	Southwest Airlines Co.
400	5.75%, 12/15/2016	455
565	6.15%, 08/01/2022	643
		1,851
	Arts, Entertainment and Recreation - 1.0%
	CBS Corp.
1,270	3.38%, 03/01/2022	1,335
30	4.30%, 02/15/2021	33
105	5.75%, 04/15/2020	127
	Comcast Corp.
310	4.65%, 07/15/2042	336
1,000	5.90%, 03/15/2016	1,163
	DirecTV Holdings LLC
665	6.38%, 03/01/2041	801
	Discovery Communications, Inc.
45	4.95%, 05/15/2042	51
	News America, Inc.
220	4.50%, 02/15/2021	251
	Time Warner Cable, Inc.
175	4.50%, 09/15/2042	180
780	5.85%, 05/01/2017	933
	Viacom, Inc.
145	3.88%, 12/15/2021	159
	Virgin Media Secured Finance plc
210	5.25%, 01/15/2021	245
		5,614
	Beverage and Tobacco Product Manufacturing - 0.4%
	Altria Group, Inc.
520	4.75%, 05/05/2021	603
	Anheuser-Busch InBev Worldwide, Inc.
800	7.75%, 01/15/2019	1,085
	BAT International Finance plc
565	3.25%, 06/07/2022 ■	587
	Molson Coors Brewing Co.
12	2.00%, 05/01/2017	12
80	3.50%, 05/01/2022	86
85	5.00%, 05/01/2042	98
		2,471
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
105	6.13%, 01/15/2041	134

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
520	5.88%, 06/15/2019	616

	Couriers and Messengers - 0.0%
	FedEx Corp.
50	2.63%, 08/01/2022	50

	Electrical Equipment and Appliance Manufacturing - 0.2%
	General Electric Co.
1,225	5.00%, 02/01/2013	1,239

	Finance and Insurance - 5.3%
	ACE INA Holdings, Inc.
125	5.88%, 06/15/2014	135
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,460
	Bank of America Corp.
1,200	5.42%, 03/15/2017	1,302
	Barclays Bank plc
350	2.38%, 01/13/2014	357
	BP Capital Markets plc
575	4.75%, 03/10/2019	676
	Brandywine Operating Partnership
350	5.70%, 05/01/2017	392
	Capital One Financial Corp.
445	2.15%, 03/23/2015	457
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	666
	Citigroup, Inc.
800	5.85%, 08/02/2016	918
300	6.13%, 05/15/2018	358
300	6.88%, 03/05/2038	400
105	8.13%, 07/15/2039	160
	Credit Agricole S.A.
715	3.50%, 04/13/2015 ■	744
	Discover Financial Services, Inc.
645	6.45%, 06/12/2017	758
	Eaton Vance Corp.
530	6.50%, 10/02/2017	641
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	938
	Ford Motor Credit Co. LLC
585	3.00%, 06/12/2017	598
	General Electric Capital Corp.
800	4.38%, 09/16/2020	895
925	5.88%, 01/14/2038	1,139

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 10.9% - (continued)
	Finance and Insurance - 5.3% - (continued)
	Goldman Sachs Group, Inc.
$500	3.70%, 08/01/2015	$527
1,200	5.63%, 01/15/2017	1,330
470	6.25%, 02/01/2041	558
	HCP, Inc.
335	6.00%, 01/30/2017	387
	HSBC Holdings plc
600	6.10%, 01/14/2042	805
	ING Bank N.V.
900	3.75%, 03/07/2017 ■	953
	Jackson National Life Insurance Co.
1,200	8.15%, 03/15/2027 ■	1,494
	JP Morgan Chase & Co.
375	3.25%, 09/23/2022	384
475	3.70%, 01/20/2015	503
1,045	5.13%, 09/15/2014	1,117
230	5.40%, 01/06/2042	277
100	6.30%, 04/23/2019	123
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	2,090
300	6.40%, 08/28/2017	354
	Morgan Stanley
550	5.75%, 01/25/2021	615
	National City Corp.
125	6.88%, 05/15/2019	155
	Nordea Bank AB
330	3.70%, 11/13/2014 ■	348
	PNC Funding Corp.
625	5.40%, 06/10/2014	673
	Prudential Financial, Inc.
300	4.50%, 11/15/2020	336
	Rabobank Netherlands
750	3.20%, 03/11/2015 ■	788
	Republic New York Capital I
250	7.75%, 11/15/2026	252
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,161
	Svenska Handelsbanken AB
550	4.88%, 06/10/2014 ■	580
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,551
100	5.75%, 06/15/2017	120
	WEA Finance LLC
250	7.13%, 04/15/2018 ■	308
	Wellpoint, Inc.
81	3.30%, 01/15/2023	84
		30,867
	Food and Staples Retailing - 0.2%
	CVS Caremark Corp.
1,150	6.13%, 08/15/2016	1,360

	Food Manufacturing - 0.4%
	Kellogg Co.
725	4.00%, 12/15/2020	816
	Kraft Foods Group, Inc.
145	2.25%, 06/05/2017 ■	151
90	3.50%, 06/06/2022 ■	97
155	5.00%, 06/04/2042 ■	181
	Mondelez International, Inc.
700	4.13%, 02/09/2016	773
		2,018
	Health Care and Social Assistance - 0.2%
	Amgen, Inc.
600	5.15%, 11/15/2041	691
	Express Scripts, Inc.
195	6.25%, 06/15/2014	212
	Kaiser Foundation Hospitals
60	3.50%, 04/01/2022	63
115	4.88%, 04/01/2042	130
		1,096
	Information - 0.3%
	AT&T, Inc.
175	6.55%, 02/15/2039	241
	BellSouth Telecommunications, Inc.
250	7.00%, 12/01/2095	320
	France Telecom S.A.
250	4.13%, 09/14/2021	279
	SBA Tower Trust
370	4.25%, 04/15/2015 ■Δ	389
	Verizon Communications, Inc.
490	3.50%, 11/01/2021	543
130	4.75%, 11/01/2041	151
		1,923
	Miscellaneous Manufacturing - 0.0%
	United Technologies Corp.
65	3.10%, 06/01/2022	70

	Motor Vehicle and Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
1,000	2.63%, 09/15/2016 ■	1,043

	Petroleum and Coal Products Manufacturing - 0.6%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,412
	Gazprom Neft OAO via GPN Capital S.A.
200	4.38%, 09/19/2022 ■	200
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	98
	Shell International Finance B.V.
1,200	4.38%, 03/25/2020	1,419
		3,129
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,342

	Real Estate, Rental and Leasing - 0.2%
	ERAC USA Finance Co.
180	2.25%, 01/10/2014 ■	182
70	2.75%, 03/15/2017 ■	73
410	4.50%, 08/16/2021 ■	451
250	5.63%, 03/15/2042 ■	285
		991
	Retail Trade - 0.2%
	AutoZone, Inc.
355	3.70%, 04/15/2022	378

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 10.9% - (continued)
	Retail Trade - 0.2% - (continued)
	Lowe's Cos., Inc.
$600	4.63%, 04/15/2020	$700
		1,078
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Procter & Gamble Co.
1,751	9.36%, 01/01/2021	2,332

	Utilities - 0.7%
	Consolidated Edison Co. of NY
655	5.30%, 12/01/2016	758
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ■	1,997
	Southern California Edison Co.
750	5.55%, 01/15/2037	973
		3,728
	Wholesale Trade - 0.0%
	Heineken N.V.
45	2.75%, 04/01/2023 ■	46
10	4.00%, 10/01/2042 ■	10
		56
	Total corporate bonds
	(cost $55,490)	$63,008

MUNICIPAL BONDS - 1.3%
	General Obligations - 0.4%
	California State GO, Taxable,
$250	7.55%, 04/01/2039	$349
	Chicago, IL, Metropolitan Water Reclamation GO,
130	5.72%, 12/01/2038	165
	Los Angeles, CA, USD GO,
800	5.75%, 07/01/2034	948
	Oregon State GO,
1,000	4.76%, 06/30/2028	1,181
		2,643
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
370	6.58%, 05/15/2049	493

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
370	5.77%, 05/15/2043	453

	Refunded - 0.1%
	Irvine Ranch, CA, Water Dist Joint Powers Agency,
515	2.61%, 03/15/2014	530

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Sales Tax Rev,
425	6.00%, 12/01/2044	580

	Transportation - 0.5%
	Bay Area, CA, Toll Auth Bridge Rev,
575	6.26%, 04/01/2049	798
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	443
	Maryland State Transportation Auth,
255	5.89%, 07/01/2043	339
	New York & New Jersey PA,
185	5.86%, 12/01/2024	239
115	6.04%, 12/01/2029	145
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	862
		2,826
	Total municipal bonds
	(cost $6,042)	$7,525

U.S. GOVERNMENT AGENCIES - 1.2%
	FHLMC - 0.7%
$98	4.00%, 03/01/2041	$104
2,012	5.00%, 09/01/2035 - 06/01/2041	2,187
1,724	5.50%, 07/01/2036 - 06/01/2041	1,877
		4,168
	GNMA - 0.5%
660	6.00%, 11/20/2023 - 09/15/2034	756
888	6.50%, 04/15/2026 - 02/15/2035	1,040
918	7.00%, 11/15/2031 - 11/15/2033	1,092
154	8.00%, 12/15/2029 - 02/15/2031	171
		3,059
	Total U.S. government agencies
	(cost $6,745)	$7,227

U.S. GOVERNMENT SECURITIES - 18.7%
	Other Direct Federal Obligations - 1.9%
	FFC - 1.9%
$3,676	4.40%, 12/06/2013 - 12/27/2013 ○	$3,649
5,000	9.80%, 04/06/2018	7,235
		10,884
	U.S. Treasury Securities - 16.8%
	U.S. Treasury Bonds - 4.3%
200	2.75%, 08/15/2042	196
600	3.00%, 05/15/2042	620
7,304	4.38%, 11/15/2039 - 05/15/2041	9,623
5,000	6.00%, 02/15/2026	7,287
4,775	6.25%, 08/15/2023	6,889
		24,615

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 18.7% - (continued)
U.S. Treasury Securities - 16.8% - (continued)
	U.S. Treasury Notes - 12.5%
$13,675	0.25%, 01/31/2014 - 09/30/2014		$13,669
1,500	0.63%, 05/31/2017		1,499
534	0.88%, 01/31/2017		540
5,400	1.00%, 09/30/2016		5,498
11,600	1.25%, 10/31/2015		11,898
4,900	1.38%, 01/15/2013		4,912
5,000	1.50%, 06/30/2016		5,182
4,150	1.63%, 08/15/2022		4,127
6,500	1.88%, 02/28/2014		6,641
4,775	3.50%, 05/15/2020		5,558
2,000	3.88%, 05/15/2018		2,331
5,000	4.25%, 08/15/2013		5,159
5,200	4.50%, 05/15/2017		6,098
			73,112
			97,727
	Total U.S. government securities
	(cost $98,705)		$108,611

	Total long-term investments
	(cost $495,949)		$572,177

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $1,342,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $1,369)
$1,342	0.30%, 10/31/2012		$1,342
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $547, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $558)
547	0.25%, 10/31/2012		547
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $940, collateralized by FNMA 2.50%, 2027, value of $959)
940	0.35%, 10/31/2012		940
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $357, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $364)
357	0.35%, 10/31/2012		357
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,658, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $1,690)
1,658	0.28%, 10/31/2012		1,658
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$2,102, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 -
	2042, value of $2,144)
2,102	0.25%, 10/31/2012		2,102
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $10, collateralized by U.S. Treasury Note 8.13%, 2019, value of $10)
10	0.25%, 10/31/2012		10
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $487, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $497)
487	0.30%, 10/31/2012		487
			7,443
	Total short-term investments
	(cost $7,443)		$7,443

	Total investments
	(cost $503,392) ▲	99.8%	$579,620
	Other assets and liabilities	0.2%	1,397
	Total net assets	100.0%	$581,017

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $504,393 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,119
Unrealized Depreciation	(18,892)
Net Unrealized Appreciation	$75,227

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $5,658, which represents 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $11,732, which represents 2.0% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	2,007	Allstar Co.	$2,043
06/2007	2,225	Buck Holdings L.P.	493

At October 31, 2012, the aggregate value of these securities was $5,658, which represents 1.0% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Securities Sold Short Outstanding at October 31, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 5.00%	$1,000	11/15/2038	$1,082	$2
FHLMC, 5.50%	1,600	12/15/2041	1,739	(3)
			$2,821	$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

Other Abbreviations:
ADR	American Depositary Receipt
FFC	Federal Financing Corp.
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

12

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$961	$–	$961	$–
Common Stocks ‡	384,845	366,616	12,571	5,658
Corporate Bonds	63,008	–	61,612	1,396
Municipal Bonds	7,525	–	7,525	–
U.S. Government Agencies	7,227	–	7,227	–
U.S. Government Securities	108,611	4,323	104,288	–
Short-Term Investments	7,443	–	7,443	–
Total	$579,620	$370,939	$201,627	$7,054
Liabilities:
Securities Sold Short	$2,821	$–	$2,821	$–
Total	$2,821	$–	$2,821	$–

♦	For the year ended October 31, 2012, investments valued at $3,465 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$7,481	$3,745	$(800	)*	$—	$—	$(4,768)	$—	$—	$5,658
Corporate Bonds	1,364	—	85	†	—	—	(53)	—	—	1,396
Total	$8,845	$3,745	$(715)		$—	$—	$(4,821)	$—	$—	$7,054

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(800).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $85.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $503,392)	$579,620
Cash	43
Receivables:
Investment securities sold	3,148
Fund shares sold	334
Dividends and interest	2,060
Other assets	63
Total assets	585,268
Liabilities:
Securities sold short, at market value (proceeds $2,820)	2,821
Payables:
Fund shares redeemed	1,124
Investment management fees	87
Administrative fees	—
Distribution fees	47
Accrued expenses	172
Total liabilities	4,251
Net assets	$581,017
Summary of Net Assets:
Capital stock and paid-in-capital	$704,165
Undistributed net investment income	435
Accumulated net realized loss	(199,811)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	76,228
Net assets	$581,017

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.06/$16.99
Shares outstanding	30,074
Net assets	$483,041
Class B: Net asset value per share	$15.94
Shares outstanding	991
Net assets	$15,803
Class C: Net asset value per share	$16.07
Shares outstanding	4,880
Net assets	$78,414
Class R3: Net asset value per share	$16.23
Shares outstanding	23
Net assets	$378
Class R4: Net asset value per share	$16.23
Shares outstanding	90
Net assets	$1,456
Class R5: Net asset value per share	$16.26
Shares outstanding	7
Net assets	$121
Class Y: Net asset value per share	$16.27
Shares outstanding	111
Net assets	$1,804

The accompanying notes are an integral part of these financial statements.

14

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$8,967
Interest	6,529
Less: Foreign tax withheld	(142)
Total investment income	15,354

Expenses:
Investment management fees	4,041
Administrative services fees	4
Transfer agent fees	1,420
Distribution fees
Class A	1,224
Class B	217
Class C	791
Class R3	1
Class R4	5
Custodian fees	7
Accounting services fees	107
Registration and filing fees	107
Board of Directors' fees	17
Audit fees	17
Other expenses	156
Total expenses (before waivers and fees paid indirectly)	8,114
Expense waivers	(301)
Transfer agent fee waivers	(40)
Commission recapture	(6)
Total waivers and fees paid indirectly	(347)
Total expenses, net	7,767
Net Investment Income	7,587
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	21,937
Net realized loss on securities sold short	(7)
Net realized gain on futures	55
Net realized gain on foreign currency contracts	362
Net realized gain on other foreign currency transactions	8
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	22,355
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	34,017
Net unrealized depreciation of securities sold short	(1)
Net unrealized depreciation of foreign currency contracts	(117)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	33,898
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	56,253
Net Increase in Net Assets Resulting from Operations	$63,840

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$7,587	$7,062
Net realized gain on investments, other financial instruments and foreign currency transactions	22,355	47,669
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	33,898	(26,043)
Net Increase In Net Assets Resulting From Operations	63,840	28,688
Distributions to Shareholders:
From net investment income
Class A	(7,249)	(6,605)
Class B	(113)	(132)
Class C	(593)	(445)
Class R3	(3)	(2)
Class R4	(38)	(63)
Class R5	(2)	(2)
Class Y	(37)	(30)
Total distributions	(8,035)	(7,279)
Capital Share Transactions:
Class A	(50,859)	(83,320)
Class B	(14,780)	(21,467)
Class C	(7,648)	(16,677)
Class R3	128	73
Class R4	(3,543)	3,287
Class R5	3	2
Class Y	(144)	31
Net decrease from capital share transactions	(76,843)	(118,071)
Net Decrease In Net Assets	(21,038)	(96,662)
Net Assets:
Beginning of period	602,055	698,717
End of period	$581,017	$602,055
Undistributed (distribution in excess of) net investment income (loss)	$435	$968

The accompanying notes are an integral part of these financial statements.

16

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Balanced Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

17

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

18

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

19

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and

20

losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

21

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

d)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

22

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2012, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$55	$—	$—	$—	$—	$—	$55
Net realized gain on foreign currency contracts	—	362	—	—	—	—	362
Total	$55	$362	$—	$—	$—	$—	$417

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(117)	$—	$—	$—	$—	$(117)
Total	$—	$(117)	$—	$—	$—	$—	$(117)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate

23

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted

changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$8,035	$7,279

24

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$435
Accumulated Capital Losses *	(198,810)
Unrealized Appreciation †	75,227
Total Accumulated Deficit	$(123,148)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(85)
Accumulated Net Realized Gain (Loss)	85

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$198,810
Total	$198,810

During the year ended October 31, 2012, the Fund utilized $17,469 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

25

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

26

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.18%
Class B	2.05
Class C	1.92
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.75

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $357 and contingent deferred sales charges of $17 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $28.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

27

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	6	26%
Class R4	7	8
Class R5	7	100
Class Y	8	7

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$142,690
Sales Proceeds Excluding U.S. Government Obligations	223,911
Cost of Purchases for U.S. Government Obligations	26,739
Sales Proceeds for U.S. Government Obligations	18,111

28

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,036	451	(5,782)	—	(3,295)	1,977	429	(8,017)	—	(5,611)
Amount	$31,759	$6,974	$(89,592)	$—	$(50,859)	$29,425	$6,322	$(119,067)	$—	$(83,320)
Class B
Shares	54	7	(1,023)	—	(962)	53	8	(1,519)	—	(1,458)
Amount	$834	$109	$(15,723)	$—	$(14,780)	$788	$125	$(22,380)	$—	$(21,467)
Class C
Shares	330	36	(859)	—	(493)	164	28	(1,318)	—	(1,126)
Amount	$5,151	$557	$(13,356)	$—	$(7,648)	$2,421	$413	$(19,511)	$—	$(16,677)
Class R3
Shares	8	—	—	—	8	6	—	(2)	—	4
Amount	$134	$3	$(9)	$—	$128	$100	$2	$(29)	$—	$73
Class R4
Shares	18	2	(254)	—	(234)	256	4	(35)	—	225
Amount	$279	$38	$(3,860)	$—	$(3,543)	$3,765	$63	$(541)	$—	$3,287
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$1	$2	$—	$—	$3	$—	$2	$—	$—	$2
Class Y
Shares	12	2	(22)	—	(8)	9	2	(9)	—	2
Amount	$182	$37	$(363)	$—	$(144)	$134	$30	$(133)	$—	$31
Total
Shares	2,458	498	(7,940)	—	(4,984)	2,465	471	(10,900)	—	(7,964)
Amount	$38,340	$7,720	$(122,903)	$—	$(76,843)	$36,633	$6,957	$(161,661)	$—	$(118,071)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	342	$5,304
For the Year Ended October 31, 2011	527	$7,844

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

29

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

30

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31

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Financial Highlights

– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$14.63	$0.22	$1.44	$1.66	$(0.23)	$–	$–	$(0.23)	$16.06
B	14.51	0.09	1.42	1.51	(0.08)	–	–	(0.08)	15.94
C	14.64	0.10	1.45	1.55	(0.12)	–	–	(0.12)	16.07
R3	14.78	0.18	1.47	1.65	(0.20)	–	–	(0.20)	16.23
R4	14.79	0.24	1.44	1.68	(0.24)	–	–	(0.24)	16.23
R5	14.81	0.28	1.46	1.74	(0.29)	–	–	(0.29)	16.26
Y	14.82	0.29	1.46	1.75	(0.30)	–	–	(0.30)	16.27

For the Year Ended October 31, 2011 (E)
A	14.23	0.18	0.40	0.58	(0.18)	–	–	(0.18)	14.63
B	14.10	0.05	0.41	0.46	(0.05)	–	–	(0.05)	14.51
C	14.24	0.07	0.41	0.48	(0.08)	–	–	(0.08)	14.64
R3	14.38	0.15	0.41	0.56	(0.16)	–	–	(0.16)	14.78
R4	14.39	0.19	0.41	0.60	(0.20)	–	–	(0.20)	14.79
R5	14.40	0.24	0.41	0.65	(0.24)	–	–	(0.24)	14.81
Y	14.41	0.25	0.41	0.66	(0.25)	–	–	(0.25)	14.82

For the Year Ended October 31, 2010
A	12.67	0.17	1.55	1.72	(0.16)	–	–	(0.16)	14.23
B	12.54	0.06	1.53	1.59	(0.03)	–	–	(0.03)	14.10
C	12.67	0.07	1.56	1.63	(0.06)	–	–	(0.06)	14.24
R3	12.81	0.13	1.58	1.71	(0.14)	–	–	(0.14)	14.38
R4	12.81	0.18	1.57	1.75	(0.17)	–	–	(0.17)	14.39
R5	12.82	0.21	1.58	1.79	(0.21)	–	–	(0.21)	14.40
Y	12.83	0.23	1.57	1.80	(0.22)	–	–	(0.22)	14.41

For the Year Ended October 31, 2009 (E)
A	10.80	0.21	1.94	2.15	(0.28)	–	–	(0.28)	12.67
B	10.69	0.12	1.92	2.04	(0.19)	–	–	(0.19)	12.54
C	10.80	0.12	1.94	2.06	(0.19)	–	–	(0.19)	12.67
R3	10.92	0.18	1.97	2.15	(0.26)	–	–	(0.26)	12.81
R4	10.92	0.17	2.01	2.18	(0.29)	–	–	(0.29)	12.81
R5	10.93	0.24	1.97	2.21	(0.32)	–	–	(0.32)	12.82
Y	10.93	0.28	1.95	2.23	(0.33)	–	–	(0.33)	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	(5.74)	(5.48)	(0.25)	(1.99)	–	(2.24)	10.80
B	18.34	0.15	(5.70)	(5.55)	(0.11)	(1.99)	–	(2.10)	10.69
C	18.51	0.16	(5.73)	(5.57)	(0.15)	(1.99)	–	(2.14)	10.80
R3	18.70	0.21	(5.78)	(5.57)	(0.22)	(1.99)	–	(2.21)	10.92
R4	18.70	0.26	(5.78)	(5.52)	(0.27)	(1.99)	–	(2.26)	10.92
R5	18.71	0.31	(5.79)	(5.48)	(0.31)	(1.99)	–	(2.30)	10.93
Y	18.71	0.33	(5.80)	(5.47)	(0.32)	(1.99)	–	(2.31)	10.93

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

32

– Ratios and Supplemental Data –

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

11.42%	$483,041	1.24%	1.18%	1.40%	29%
10.43	15,803	2.24	2.05	0.55	–
10.60	78,414	1.92	1.92	0.67	–
11.22	378	1.56	1.40	1.17	–
11.44	1,456	1.16	1.10	1.59	–
11.84	121	0.88	0.80	1.78	–
11.89	1,804	0.75	0.75	1.83	–

4.10	488,193	1.23	1.18	1.20	43
3.24	28,334	2.15	2.03	0.34	–
3.33	78,642	1.90	1.90	0.47	–
3.87	228	1.52	1.40	0.98	–
4.18	4,788	1.14	1.10	1.29	–
4.52	107	0.85	0.80	1.58	–
4.60	1,763	0.74	0.74	1.64	–

13.64	554,735	1.23	1.18	1.21	62
12.72	48,096	2.13	2.03	0.38	–
12.89	92,526	1.90	1.90	0.49	–
13.38	153	1.55	1.42	0.91	–
13.72	1,420	1.13	1.12	1.28	–
14.06	102	0.85	0.81	1.51	–
14.14	1,685	0.73	0.73	1.66	–

20.47	580,354	1.32	1.15	1.90	73
19.42	73,778	2.25	2.04	1.06	–
19.46	98,891	1.98	1.98	1.08	–
20.20	13	1.84	1.32	1.65	–
20.47	1,275	1.13	1.13	1.61	–
20.83	9	0.85	0.83	2.18	–
20.98	1,610	0.76	0.76	2.49	–

(33.24)	593,816	1.18	1.18	1.75	79
(33.80)	103,632	2.03	2.00	0.93	–
(33.68)	106,819	1.87	1.87	1.06	–
(33.39)	9	1.57	1.43	1.49	–
(33.16)	113	1.11	1.11	1.80	–
(32.96)	7	0.79	0.79	2.13	–
(32.91)	11,347	0.70	0.70	2.22	–

33

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Fund (formerly The Hartford Advisers Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Fund (formerly The Hartford Advisers Fund) of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

34

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

35

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

36

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 16.59%.

38

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.39	$5.97	$1,000.00	$1,019.20	$5.99	1.18%	184	366
Class B	$1,000.00	$1,008.87	$10.30	$1,000.00	$1,014.88	$10.33	2.04	184	366
Class C	$1,000.00	$1,009.63	$9.70	$1,000.00	$1,015.48	$9.73	1.92	184	366
Class R3	$1,000.00	$1,012.18	$7.08	$1,000.00	$1,018.10	$7.10	1.40	184	366
Class R4	$1,000.00	$1,013.68	$5.47	$1,000.00	$1,019.71	$5.48	1.08	184	366
Class R5	$1,000.00	$1,015.17	$4.05	$1,000.00	$1,021.11	$4.06	0.80	184	366
Class Y	$1,000.00	$1,015.39	$3.85	$1,000.00	$1,021.32	$3.86	0.76	184	366

39

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

40

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

41

The Hartford Balanced Fund (formerly The Hartford Advisers Fund)

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

42

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-B12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Balanced Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Income Fund inception 07/31/2006
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

Performance Overview 7/31/06 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Balanced Income A#	14.05%	5.90%	6.95%
Balanced Income A##	7.78%	4.71%	5.99%
Balanced Income B#	13.44%	5.17%	6.19%
Balanced Income B##	8.44%	4.84%	6.19%
Balanced Income C#	13.22%	5.15%	6.16%
Balanced Income C##	12.22%	5.15%	6.16%
Balanced Income I#	14.31%	6.04%	7.06%
Balanced Income R3#	13.84%	5.97%	7.07%
Balanced Income R4#	14.08%	6.11%	7.19%
Balanced Income R5#	14.33%	6.25%	7.30%
Balanced Income Y#	14.98%	6.38%	7.40%
Balanced Income Fund Blended Index	13.83%	4.51%	5.71%
Barclays Corporate Index	10.21%	8.08%	7.78%
Russell 1000 Value Index	16.89%	-1.00%	1.95%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Balanced Income Fund Blended Index is a blended index comprised of the following indices: Russell 1000 Value Index (45%), Barclays Corporate Index (formerly known as Barclays Capital Corporate Index) (44%), Barclays U.S. High-Yield Index (formerly known as Barclays U.S. High-Yield Index) (5.5%) and JP Morgan EMBI Plus Index (5.5%).

Barclays Corporate Index (formerly known as Barclays Capital Corporate Index) is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index).

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Income Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Lucius T. Hill, III	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

W. Michael Reckmeyer, III, CFA	Scott I. St. John, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 14.05%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its blended benchmark (45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% Barclays High Yield 2% Capped Index, and 5.5% JP Morgan EMBI Plus Index) which returned 13.83% for the same period. The Fund outperformed the 8.94% return of the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of euro area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

The Russell 1000 Value Index rose 16.89% during the period. The Consumer Discretionary (+30%) and Telecommunication Services (+26%) sectors posted the sharpest gains, while Information Technology (-4%) and Energy (+5%) lagged on a relative basis during the period.

Within fixed income markets, corporate bonds, high yield bonds, and emerging markets debt rose during the period. High yield securities and investment grade corporate securities, as measured by the Barclays High Yield (2% issuer cap) and Barclays Corporate indices, gained 13.58% and 10.21% respectively. Emerging markets bonds, as measured by the JP Morgan Emerging Markets Bond Index Plus, rose by 15.94%.

The equity component of the Fund outperformed its benchmark primarily due to stock selection. Stock selection was strongest within the Consumer Discretionary, Utilities, and Information Technology sectors and was weakest within the Telecommunication Services and Materials sectors. Sector allocation, a fall-out of the bottom-up stock selection process, detracted from the Fund’s relative performance, in part due to underweight allocations (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Discretionary and Financials and an overweight allocation to Information Technology. A modest cash allocation detracted in an upward trending market.

Among the top contributors to relative returns in the equity sleeve were Home Depot (Consumer Discretionary), M&T Bank Corp (Financials), and Hewlett-Packard (Information Technology.) Shares of leading home improvement retailer Home Depot outperformed after the company posted solid quarterly earnings and raised its outlook for the full fiscal year. Investors showed confidence that Home Depot will benefit from a continued recovery in the housing market. Shares of commercial and retail banking firm M&T Bank outperformed following the announced acquisition of Hudson City Bank. Investors viewed the deal as attractive from both an earnings and capital perspective. Not owning shares of information technology firm Hewlett-Packard, a component of the Russell 1000 Value Index, contributed to relative returns. The stock underperformed after the company announced that fiscal 2012 earnings were expected to be at the lower end of its guidance. Merck & Co (Health Care) was a top contributor to absolute performance (i.e. total return) for the period.

3

The Hartford Balanced Income Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Among the top detractors from relative returns in the equity portion of the Fund were Intel (Information Technology), Royal Dutch Shell (Energy), and Wells Fargo (Financials.) Shares of Intel underperformed on a relative basis after the company lowered its third quarter revenue outlook, citing sluggish demand for its products. An out of benchmark allocation in Royal Dutch Shell, a global integrated oil and gas company, hurt relative performance during the period as the shares underperformed after the company posted disappointing quarterly earnings in part due to low refining margins and soft chemical earnings. Wells Fargo, a U.S.-based diversified bank, hurt relative performance as we initiated our position later in the period and missed the strong appreciation early in the period. Stocks that detracted most from absolute returns included information technology companies Intel and Cisco Systems, and insurance company Travelers.

The Fund’s fixed income component outperformed its benchmark for the period due primarily to sector allocation. An overweight to High Yield contributed positively to relative returns as the sector outperformed the blended index. Security selection within Investment Grade Credit and Emerging Market Debt also contributed positively to relative returns. Among investment grade corporates, overweights to the Banking and REIT sectors were additive to relative returns. Within the emerging markets debt portion of the Fund, security selection within Venezuela, Mexico, and Brazil contributed positively to relative results, more than offsetting the negative contribution from security selection in Indonesia and Turkey during the period.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities in an environment where equities outperformed the broad fixed income markets.

What is the outlook?

Overall, we expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region. In Europe, the European Central Bank (ECB) bond buying plan has reduced the fears of a cataclysmic liquidity event, although the region remains in recession and still faces many challenges ahead. The pledge of ECB President Mario Draghi to serve as a credible backstop for the embattled peripheral European countries has caused a sharp drop in credit spreads. Coupled with noticeable improvement in competiveness, we believe that a more favorable policy environment should give the eurozone economy a lift in early 2013, after experiencing a pronounced economic decline in the second half of 2012.

China’s economy continues to slow and the risks of a hard landing certainly remain. However, Chinese government officials have shown early signs that they will stimulate their economy. Chinese money market rates have eased noticeably in recent months, suggesting that the construction sector outlook is likely to get brighter next year. The upcoming leadership transition should also bring more clarity on policy initiatives in the first half of 2013.

The U.S. has been better positioned than many other economies, partly because its deleveraging process is more advanced and partly in response to a more aggressive policy environment. The U.S. household balance sheet has also received a welcome windfall gain from recovering housing and equity prices this year. Housing has been a bright spot in the U.S. with the recent Case-Shiller data showing year-over-year price appreciation for the first time in years. However, many risks still remain including the well publicized “fiscal cliff”(expiration of certain tax rate cuts combined with forced spending cuts). We believe that the fiscal contraction could amount to 4% of GDP, enough to tip the economy back into recession. We believe there will ultimately be some compromise reached, which will be closer to a 1-2% headwind vs. the 3-4% that many fear. We believe that the U.S. will remain in a slow growth environment. Continued aggressive Fed policy (QE3) and an improving housing market should help us to avoid a recession.

Based on bottom-up stock decisions, we ended the period most overweight in Consumer Staples, Industrials, and Health Care in the equity portion of the Fund. Our largest equity underweights were in Financials, Consumer Discretionary, and Energy, relative to the Russell 1000 Value index.

We maintain a favorable outlook for the investment grade corporate bond market, based on the strength of corporate balance sheets, attractive valuations and strong technical demand. We expect the U.S. economic recovery to continue on a slow, albeit stable growth trajectory, but the potential for expiring tax cuts and government spending reductions in 2013 could pose significant headwinds to future growth and threaten another recession if not properly addressed. We characterize the global backdrop as highly uncertain, with European economies slowing due to austerity measures and growing uncertainty on how policy makers will respond to the European debt crisis. We expect further accommodative monetary policy in the U.S. and Europe for the remainder of 2012, with the potential for additional stimulus if markets deteriorate.

Despite the recent rally, we believe that high yield bonds remain attractive, given strong fundamentals, attractive yield advantage and a supportive technical backdrop. The trailing

4

12-month par-weighted default rate declined to 1.77% in October, well below the 25-year average of 4.20%. Many issuers have strengthened their balance sheets and liquidity positions since the 2008 credit crisis. In recent years, proceeds from new issuance have been used mainly to refinance existing debt, which should help mitigate default risk over the next few years. Finally, the current yield of 6.49% in the high yield market, according to the Barclays U.S. Corporate High Yield index, compares favorably to other fixed income sectors. One issue that we feel has become increasingly important in high yield is negative convexity - the prospect that capital appreciation is likely to be limited because of the callable nature of high yield debt.

We have adopted a modestly positive risk stance in emerging markets debt portfolios as we come into the fourth quarter of 2012. Recent policy developments in Europe, another round of liquidity from the Fed and the Bank of Japan, as well as signs of stability in China's domestic economy leave us with a more favorable outlook for our market as they suggest that pressures from deleveraging and weaker global economic activity may begin to abate.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its benchmark.

Distribution by Credit Quality
as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.2%
Aa / AA	2.4
A	13.4
Baa / BBB	23.5
Ba / BB	4.3
B	3.4
Caa / CCC or Lower	1.7
Unrated	0.3
U.S. Government Agencies and Securities	1.1
Non Debt Securities and Other Short-Term Instruments	48.0
Other Assets & Liabilities	1.7
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Banks (Financials)	4.0%
Capital Goods (Industrials)	5.3
Commercial and Professional Services (Industrials)	0.4
Consumer Durables and Apparel (Consumer Discretionary)	0.5
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	2.6
Energy (Energy)	6.3
Food and Staples Retailing (Consumer Staples)	0.6
Food, Beverage and Tobacco (Consumer Staples)	4.2
Household and Personal Products (Consumer Staples)	1.2
Insurance (Financials)	2.6
Materials (Materials)	1.8
Media (Consumer Discretionary)	0.4
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.6
Semiconductors and Semiconductor Equipment (Information Technology)	2.9
Software and Services (Information Technology)	0.6
Technology Hardware and Equipment (Information Technology)	0.4
Telecommunication Services (Services)	1.8
Transportation (Industrials)	0.6
Utilities (Utilities)	2.8
Total	45.9%
Fixed Income Securities
Accommodation and Food Services (Services)	0.1%
Administrative Waste Management and Remediation (Services)	0.2
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.0
Air Transportation (Transportation)	0.1
Airport Revenues (Airport Revenues)	0.0
Arts, Entertainment and Recreation (Services)	3.3
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.3
Chemical Manufacturing (Basic Materials)	0.6
Computer and Electronic Product Manufacturing (Technology)	0.6
Construction (Consumer Cyclical)	0.2
Couriers and Messengers (Services)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Fabricated Metal Product Manufacturing (Basic Materials)	0.0
Finance and Insurance (Finance)	18.6
Food Manufacturing (Consumer Staples)	0.6
Food Services (Consumer Cyclical)	0.1
Furniture and Related Product Manufacturing (Consumer Cyclical)	0.0
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health Care)	2.5
Information (Technology)	3.3
Machinery Manufacturing (Capital Goods)	0.1
Mining (Basic Materials)	0.7

5

The Hartford Balanced Income Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Diversification by Industry
as of October 31, 2012

Industry (Sector) - (continued)	Percentage of Net Assets
Fixed Income Securities - (continued)
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.6
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.2
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.1
Other Services (Services)	0.1
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	3.5
Pipeline Transportation (Utilities)	0.6
Plastics and Rubber Products Manufacturing (Basic Materials)	0.0
Primary Metal Manufacturing (Basic Materials)	0.3
Printing and Related Support Activities (Services)	0.0
Professional, Scientific and Technical Services (Services)	0.1
Public Administration (Services)	0.1
Rail Transportation (Transportation)	0.4
Real Estate, Rental and Leasing (Finance)	1.0
Retail Trade (Consumer Cyclical)	1.0
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.3
Support Activities For Transportation (Transportation)	0.0
Transportation (Transportation)	0.2
Transportation Equipment Manufacturing (Transportation)	0.0
Truck Transportation (Transportation)	0.1
Utilities (Utilities)	2.9
Water Transportation (Transportation)	0.0
Wholesale Trade (Consumer Cyclical)	0.3
Total	44.8%
Foreign Government Obligations	4.4%
U.S. Government Securities	1.1
Short-Term Investments	2.1
Other Assets and Liabilities	1.7
Total	100.0%

6

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 45.8%
	Banks - 4.0%
340	M&T Bank Corp.	$35,420
293	National Bank of Canada	22,623
800	Wells Fargo & Co.	26,942
		84,985
	Capital Goods - 5.3%
222	3M Co.	19,421
384	Eaton Corp.	18,119
1,133	General Electric Co.	23,870
287	Illinois Tool Works, Inc.	17,607
72	Lockheed Martin Corp.	6,775
67	Schneider Electric S.A.	4,181
146	Stanley Black & Decker, Inc.	10,131
175	United Technologies Corp.	13,657
		113,761
	Commercial and Professional Services - 0.4%
235	Waste Management, Inc.	7,685
	Consumer Durables and Apparel - 0.5%
312	Mattel, Inc.	11,469
	Consumer Services - 0.3%
70	McDonald's Corp.	6,058
	Diversified Financials - 2.5%
114	BlackRock, Inc.	21,669
764	JP Morgan Chase & Co.	31,830
		53,499
	Energy - 6.3%
234	BP plc ADR	10,036
406	Chevron Corp.	44,757
260	ConocoPhillips Holding Co.	15,035
327	Exxon Mobil Corp.	29,767
1,030	Royal Dutch Shell plc Class B	36,422
		136,017
	Food and Staples Retailing - 0.6%
420	Sysco Corp.	13,051
	Food, Beverage and Tobacco - 4.2%
292	Altria Group, Inc.	9,272
56	British American Tobacco plc	2,759
170	General Mills, Inc.	6,794
90	H.J. Heinz Co.	5,193
256	Imperial Tobacco Group plc	9,697
308	Kraft Foods Group, Inc. ●	13,990
91	PepsiCo, Inc.	6,297
248	Philip Morris International, Inc.	21,957
370	Unilever N.V. NY Shares ADR	13,584
		89,543
	Household and Personal Products - 1.2%
196	Kimberly-Clark Corp.	16,345
144	Procter & Gamble Co.	10,001
		26,346
	Insurance - 2.6%
155	ACE Ltd.	12,218
1,077	Marsh & McLennan Cos., Inc.	36,667
109	Swiss Re Ltd.	7,571
		56,456
	Materials - 1.8%
357	Dow Chemical Co.	10,471
200	E.I. DuPont de Nemours & Co.	8,925
281	International Paper Co.	10,075
228	Nucor Corp.	9,143
		38,614
	Media - 0.4%
302	Thomson Reuters Corp.	8,522
47	WPP plc	614
		9,136
	Pharmaceuticals, Biotechnology and Life Sciences - 6.6%
161	AstraZeneca plc ADR	7,480
600	Johnson & Johnson	42,464
1,031	Merck & Co., Inc.	47,060
1,137	Pfizer, Inc.	28,282
89	Roche Holding AG	17,092
		142,378
	Semiconductors and Semiconductor Equipment - 2.9%
549	Analog Devices, Inc.	21,484
963	Intel Corp.	20,819
286	Linear Technology Corp.	8,944
401	Maxim Integrated Products, Inc.	11,033
		62,280
	Software and Services - 0.6%
435	Microsoft Corp.	12,406
	Technology Hardware and Equipment - 0.4%
515	Cisco Systems, Inc.	8,825
	Telecommunication Services - 1.8%
709	AT&T, Inc.	24,524
508	Vodafone Group plc ADR	13,830
		38,354
	Transportation - 0.6%
163	United Parcel Service, Inc. Class B	11,947
	Utilities - 2.8%
64	American Electric Power Co., Inc.	2,857
50	Dominion Resources, Inc.	2,649
1,119	National Grid plc	12,757
130	NextEra Energy, Inc.	9,089
171	Northeast Utilities	6,732
48	PG&E Corp.	2,059
87	PPL Corp.	2,568
334	UGI Corp.	10,793
419	Xcel Energy, Inc.	11,829
		61,333
	Total common stocks
	(cost $907,411)	$984,143
PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
23	Citigroup Capital XIII	$626
25	GMAC Capital Trust I ۞	662
		1,288
	Total preferred stocks
	(cost $1,243)	$1,288

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.3%
	Finance and Insurance - 1.3%
	Argent Securities, Inc.
$2,251	0.36%, 06/25/2036 Δ	$739
	Banc of America Funding Corp.
1,281	0.51%, 05/20/2047 Δ	903
1,487	5.77%, 05/25/2037	1,280
	Bear Stearns Adjustable Rate Mortgage Trust
1,426	2.25%, 08/25/2035 Δ	1,390
1,313	2.47%, 10/25/2035 Δ	1,229
	Bear Stearns Commercial Mortgage Securities, Inc.
455	5.20%, 12/11/2038	524
550	5.54%, 09/11/2041 - 10/12/2041	636
	CFCRE Commercial Mortgage Trust
1,310	5.75%, 12/15/2047 ■Δ	1,205
	Citigroup Commercial Mortgage Trust, Inc.
1,322	0.56%, 03/25/2037 Δ	534
	Commercial Mortgage Pass-Through Certificates
1,130	4.93%, 11/15/2045 ■	1,009
100	5.94%, 06/10/2046 Δ	114
	Countrywide Home Loans, Inc.
394	3.00%, 04/20/2036 Δ	226
	CS First Boston Mortgage Securities Corp.
786	5.50%, 06/25/2035	765
	Fieldstone Mortgage Investment Corp.
473	0.55%, 04/25/2047 Δ	246
	First Franklin Mortgage Loan Trust
1,602	0.45%, 04/25/2036 Δ	689
	First Horizon Alternative Mortgage Securities
918	2.55%, 04/25/2036 Δ	640
2,367	2.60%, 09/25/2035 Δ	1,934
	GSR Mortgage Loan Trust
1,530	2.71%, 01/25/2036 Δ	1,127
1,231	3.38%, 11/25/2035 Δ	1,054
	Indymac Index Mortgage Loan Trust
493	2.54%, 01/25/2036 Δ	429
442	2.62%, 08/25/2035 Δ	285
665	2.96%, 09/25/2036 Δ	446
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,248	4.83%, 10/15/2045 ■Δ	1,078
275	5.47%, 04/15/2043 Δ	312
850	5.49%, 08/15/2046 ■Δ	808
	JP Morgan Mortgage Acquisition Corp.
2,281	0.45%, 08/25/2036 Δ	732
	Merrill Lynch Mortgage Investors Trust
257	2.90%, 07/25/2035 Δ	194
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	111
	Morgan Stanley ABS Capital I
2,007	0.27%, 12/25/2036 Δ	885
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	111
	Option One Mortgage Loan Trust
355	0.46%, 03/25/2037 Δ	138
	SBA Tower Trust
1,050	2.93%, 12/15/2017 ■	1,077
	Soundview Home Equity Loan Trust, Inc.
1,720	0.45%, 07/25/2036 Δ	799
465	0.46%, 06/25/2036 Δ	255
2,160	0.49%, 05/25/2036 Δ	1,151
2,210	1.31%, 09/25/2037 Δ	1,055
	Structured Adjustable Rate Mortgage Loan Trust
948	0.51%, 09/25/2034 Δ	760
	Wells Fargo Commercial Mortgage Trust
360	4.78%, 10/15/2045 ■	319
	Wells Fargo Mortgage Backed Securities Trust
453	5.17%, 10/25/2035 Δ	451
	WF-RBS Commercial Mortgage Trust
1,000	4.96%, 11/15/2045 ■	877
		28,517

	Total asset & commercial mortgage backed securities
	(cost $26,587)	$28,517

CORPORATE BONDS - 42.9%
	Accommodation and Food Services - 0.1%
	Caesars Operating Escrow
$500	8.50%, 02/15/2020 ■	$491
435	9.00%, 02/15/2020 ■	433
	Choice Hotels International, Inc.
41	5.70%, 08/28/2020	44
375	5.75%, 07/01/2022	411
	Harrah's Operating Co., Inc.
620	11.25%, 06/01/2017	671
	MGM Mirage, Inc.
25	9.00%, 03/15/2020	28
155	11.13%, 11/15/2017	171
	Starwood Hotels & Resorts, Inc.
60	7.15%, 12/01/2019	74
	Wynn Las Vegas LLC
130	5.38%, 03/15/2022 ■	134
250	7.75%, 08/15/2020	280
260	7.88%, 05/01/2020	290
		3,027
	Administrative Waste Management and Remediation - 0.2%
	Clean Harbors, Inc.
150	5.25%, 08/01/2020 ■	154
	Iron Mountain, Inc.
175	5.75%, 08/15/2024	174
360	7.75%, 10/01/2019	406
525	8.38%, 08/15/2021	580
	Republic Services, Inc.
2,850	3.55%, 06/01/2022	3,019
595	3.80%, 05/15/2018	659
		4,992
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Southern States Coop, Inc.
25	11.25%, 05/15/2015 ■	26

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
		Agriculture, Forestry, Fishing and Hunting - 0.0% - (continued)
		Weyerhaeuser Co.
	$110	7.38%, 03/15/2032	$140
			166
		Air Transportation - 0.1%
		Continental Airlines, Inc.
	1,760	4.00%, 10/29/2024	1,831
	18	5.98%, 04/19/2022	20
	38	6.90%, 04/19/2022	40
			1,891
		Arts, Entertainment and Recreation - 3.3%
		AMC Entertainment, Inc.
	450	8.75%, 06/01/2019	497
	631	9.75%, 12/01/2020	709
		Bresnan Broadband Holdings LLC
	150	8.00%, 12/15/2018 ■	161
		BSKYB Finance UK plc
	350	6.50%, 10/15/2035 ■	450
		CBS Corp.
	920	3.38%, 03/01/2022	967
	150	5.50%, 05/15/2033	167
	1,000	5.75%, 04/15/2020	1,209
	1,250	8.88%, 05/15/2019	1,721
		CCO Holdings LLC
	1,185	5.25%, 09/30/2022	1,191
	45	6.50%, 04/30/2021	48
	500	6.63%, 01/31/2022	542
	309	7.25%, 10/30/2017	338
	200	7.38%, 06/01/2020	224
	215	8.13%, 04/30/2020	242
		Cequel Communications, LLC
	195	6.38%, 09/15/2020 ■	197
		Citycenter Holdings LLC
	365	7.63%, 01/15/2016	390
		Clear Channel Worldwide Holdings, Inc.
	240	9.25%, 12/15/2017	257
		Comcast Corp.
	1,000	5.65%, 06/15/2035	1,192
	400	5.70%, 05/15/2018	487
	1,000	5.90%, 03/15/2016	1,163
	1,250	6.40%, 05/15/2038	1,646
	1,980	6.45%, 03/15/2037	2,606
	510	7.05%, 03/15/2033	687
		DirecTV Holdings LLC
	200	3.55%, 03/15/2015	212
	2,100	3.80%, 03/15/2022	2,188
	305	4.60%, 02/15/2021	338
	325	5.00%, 03/01/2021	370
	146	5.20%, 03/15/2020	168
	175	6.00%, 08/15/2040	201
	400	6.38%, 03/01/2041	482
		Discovery Communications, Inc.
	290	3.70%, 06/01/2015	311
		Emdeon, Inc.
	221	11.00%, 12/31/2019	251
		Equinix, Inc.
	95	7.00%, 07/15/2021	105
	30	8.13%, 03/01/2018	33
		Fidelity National Information Services, Inc.
	280	5.00%, 03/15/2022	285
	95	7.63%, 07/15/2017	104
		Gray Television, Inc.
	915	7.50%, 10/01/2020 ■	904
		Great Canadian Gaming Co.
CAD	190	6.63%, 07/25/2022 ■	196
		Greektown Superholdings, Inc.
	510	13.00%, 07/01/2015	548
		Grupo Televisa S.A.
	95	6.63%, 01/15/2040	128
		Isle of Capri Casinos, Inc.
	120	7.75%, 03/15/2019	129
	290	8.88%, 06/15/2020 ■	305
		NBC Universal Media LLC
	1,900	2.88%, 01/15/2023	1,915
	1,070	3.65%, 04/30/2015	1,147
	1,350	5.95%, 04/01/2041	1,681
		Net Servicos De Comnicacao S.A.
	323	7.50%, 01/27/2020	373
		News America Holdings, Inc.
	75	7.75%, 12/01/2045	107
	100	8.88%, 04/26/2023	136
		News America, Inc.
	4,925	3.00%, 09/15/2022 ■	5,020
	850	6.15%, 02/15/2041	1,100
	285	6.40%, 12/15/2035	365
	2,450	6.90%, 03/01/2019	3,077
		Regal Cinemas Corp.
	195	8.63%, 07/15/2019	214
		Regal Entertainment Group
	120	9.13%, 08/15/2018	133
		Sinclair Television Group, Inc.
	260	9.25%, 11/01/2017 ■	288
		Sirius XM Radio, Inc.
	1,040	5.25%, 08/15/2022 ■	1,040
		Time Warner Cable, Inc.
	1,290	4.00%, 09/01/2021	1,433
	1,040	4.50%, 09/15/2042	1,069
	2,150	5.88%, 11/15/2040	2,617
	2,000	6.55%, 05/01/2037	2,603
	625	6.75%, 06/15/2039	834
	300	7.30%, 07/01/2038	419
	970	8.25%, 04/01/2019	1,312
		Time Warner Entertainment Co., L.P.
	30	8.38%, 03/15/2023	43
		Time Warner, Inc.
	360	3.40%, 06/15/2022	385
	600	4.00%, 01/15/2022	667
	2,275	4.88%, 03/15/2020	2,675
	1,500	5.88%, 11/15/2016	1,775
	1,985	6.10%, 07/15/2040	2,532
	350	6.25%, 03/29/2041	453
	75	6.63%, 05/15/2029	97
	1,010	7.63%, 04/15/2031	1,449
		Univision Communications, Inc.
	455	6.75%, 09/15/2022 ■	455

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Arts, Entertainment and Recreation - 3.3% - (continued)
	Viacom, Inc.
$305	1.25%, 02/27/2015	$308
215	3.88%, 12/15/2021	236
2,450	4.25%, 09/15/2015	2,661
470	4.38%, 09/15/2014	502
500	4.50%, 03/01/2021	566
340	6.13%, 10/05/2017	415
1,500	6.88%, 04/30/2036	2,039
	Videotron Ltee
245	5.00%, 07/15/2022	254
	Virgin Media Finance plc
465	5.25%, 02/15/2022	486
	Virgin Media Secured Finance plc
500	5.25%, 01/15/2021	583
100	6.50%, 01/15/2018	108
		69,921
	Beverage and Tobacco Product Manufacturing - 1.3%
	Altria Group, Inc.
3,800	2.85%, 08/09/2022	3,811
550	8.50%, 11/10/2013	593
115	9.25%, 08/06/2019	162
451	9.70%, 11/10/2018	643
185	10.20%, 02/06/2039	325
	Anheuser-Busch InBev Worldwide, Inc.
3,570	1.38%, 07/15/2017	3,624
400	1.50%, 07/14/2014	407
1,825	5.38%, 11/15/2014 - 01/15/2020	2,185
100	8.00%, 11/15/2039	166
500	8.20%, 01/15/2039	841
	BAT International Finance plc
35	9.50%, 11/15/2018 ■	49
	Constellation Brands, Inc.
65	4.63%, 03/01/2023	66
585	6.00%, 05/01/2022	664
	Diageo Capital plc
180	5.75%, 10/23/2017	219
	International CCE, Inc.
500	3.50%, 09/15/2020	530
	Lorillard Tobacco Co.
1,025	7.00%, 08/04/2041	1,275
1,210	8.13%, 06/23/2019	1,556
	Molson Coors Brewing Co.
476	2.00%, 05/01/2017	492
110	3.50%, 05/01/2022	118
	PepsiCo, Inc.
750	7.90%, 11/01/2018	1,023
	Pernod-Ricard S.A.
190	4.45%, 01/15/2022 ■	213
500	5.50%, 01/15/2042 ■	604
2,290	5.75%, 04/07/2021 ■	2,773
	Philip Morris International, Inc.
1,400	1.13%, 08/21/2017	1,397
400	5.65%, 05/16/2018	491
400	6.38%, 05/16/2038	573
	Reynolds American, Inc.
1,345	3.25%, 11/01/2022	1,360
685	7.63%, 06/01/2016	829
100	7.75%, 06/01/2018	126
		27,115
	Chemical Manufacturing - 0.6%
	Agrium, Inc.
1,650	3.15%, 10/01/2022	1,680
200	6.75%, 01/15/2019	250
	Celanese US Holdings LLC
50	6.63%, 10/15/2018	55
	CF Industries Holdings, Inc.
195	6.88%, 05/01/2018	240
35	7.13%, 05/01/2020	44
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	55
	Dow Chemical Co.
2,850	4.25%, 11/15/2020	3,159
100	5.90%, 02/15/2015	111
975	7.60%, 05/15/2014	1,075
	Ecolab, Inc.
425	1.00%, 08/09/2015	427
1,285	3.00%, 12/08/2016	1,379
	Ferro Corp.
680	7.88%, 08/15/2018	627
	Hexion Specialty Chemicals
245	8.88%, 02/01/2018	247
	Hexion U.S. Finance Corp.
215	6.63%, 04/15/2020	214
225	9.00%, 11/15/2020	202
	Ineos Group Holdings plc
990	8.50%, 02/15/2016 ■	955
	Momentive Performance Materials, Inc.
250	9.00%, 01/15/2021	173
	MPM Escrow LLC/MPM Finance Corp.
370	8.88%, 10/15/2020 ■	363
	Nufarm Australia Ltd.
220	6.38%, 10/15/2019 ■	226
	PTT Global Chemical PCL
200	4.25%, 09/19/2022 ■	206
	Sinopec Group Overseas Development 2012 Ltd.
245	3.90%, 05/17/2022 ■	266
	Yara International ASA
160	5.25%, 12/15/2014 ■	172
		12,126
	Computer and Electronic Product Manufacturing - 0.6%
	CDW Escrow Corp.
1,072	8.50%, 04/01/2019	1,144
	CDW LLC/CDW Finance
515	8.00%, 12/15/2018	562
	eAccess Ltd.
75	8.25%, 04/01/2018 ■	84
	Esterline Technologies Corp.
265	7.00%, 08/01/2020	293
	Freescale Semiconductor, Inc.
190	8.05%, 02/01/2020	178
740	9.25%, 04/15/2018 ■	792
44	10.75%, 08/01/2020	46
	Hewlett-Packard Co.
1,700	2.65%, 06/01/2016	1,702
365	3.75%, 12/01/2020	355
635	4.30%, 06/01/2021	624
1,475	4.65%, 12/09/2021	1,477

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Computer and Electronic Product Manufacturing - 0.6% - (continued)
	Jabil Circuit, Inc.
$380	5.63%, 12/15/2020	$404
	Lockheed Martin Corp.
210	2.13%, 09/15/2016	218
	Raytheon Co.
1,250	4.88%, 10/15/2040	1,484
	Seagate HDD Cayman
350	6.88%, 05/01/2020	365
51	7.00%, 11/01/2021	53
	Siemens Financieringsmaatschappij N.V.
1,300	6.13%, 08/17/2026 ■	1,715
	Sorenson Communications, Inc.
500	10.50%, 02/01/2015 ■	410
		11,906
	Construction - 0.2%
	Aguila 3 S.A.
165	7.88%, 01/31/2018 ■	174
	Empresas ICA, S.A.B. de C.V.
470	8.90%, 02/04/2021 §	508
	K Hovnanian Enterprises, Inc.
811	9.13%, 11/15/2020 ■	843
	KB Home
365	7.50%, 09/15/2022	397
411	8.00%, 03/15/2020	459
	Lennar Corp.
1,180	4.75%, 12/15/2017 - 11/15/2022 ■	1,206
95	5.60%, 05/31/2015	102
	Pulte Homes, Inc.
295	5.20%, 02/15/2015	316
	Ryland Group, Inc.
150	5.38%, 10/01/2022	152
		4,157
	Couriers and Messengers - 0.1%
	United Parcel Service, Inc.
1,540	2.45%, 10/01/2022	1,572

	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
2,550	0.85%, 10/09/2015	2,555
795	4.13%, 10/09/2042	833
		3,388
	Fabricated Metal Product Manufacturing - 0.0%
	Anixter International, Inc.
145	5.63%, 05/01/2019	153
	Ball Corp.
135	5.00%, 03/15/2022	142
240	5.75%, 05/15/2021	258
	Crown Americas, Inc.
55	6.25%, 02/01/2021	61
115	7.63%, 05/15/2017	122
	Ply Gem Industries, Inc.
310	9.38%, 04/15/2017 ■	325
		1,061
	Finance and Insurance - 17.3%
	Abbey National Treasury Services plc
200	3.88%, 11/10/2014 ■	206
	ABN Amro Bank N.V.
1,000	4.25%, 02/02/2017 ■	1,084
	ACE Capital Trust II
90	9.70%, 04/01/2030	132
	Aetna, Inc.
155	1.75%, 05/15/2017	157
	Akbank T.A.S.
185	3.88%, 10/24/2017 ■	185
150	5.00%, 10/24/2022 ■	152
	Allied World Assurance Co., Ltd.
23	7.50%, 08/01/2016	27
	Allstate (The) Corp.
500	5.55%, 05/09/2035	627
	Ally Financial, Inc.
650	6.75%, 12/01/2014	700
125	7.50%, 09/15/2020	147
590	8.00%, 03/15/2020	704
	American Express Centurion Bank
300	6.00%, 09/13/2017	365
	American Express Co.
1,700	1.75%, 06/12/2015	1,743
250	7.25%, 05/20/2014	275
1,850	8.13%, 05/20/2019	2,503
	American Express Credit Corp.
685	2.38%, 03/24/2017	720
325	2.75%, 09/15/2015	343
1,750	2.80%, 09/19/2016	1,863
700	5.88%, 05/02/2013	719
	American International Group, Inc.
360	3.65%, 01/15/2014	371
1,205	3.80%, 03/22/2017	1,300
950	4.88%, 09/15/2016 - 06/01/2022	1,069
100	5.05%, 10/01/2015	110
375	5.45%, 05/18/2017	429
1,300	5.85%, 01/16/2018	1,519
3,050	6.40%, 12/15/2020	3,746
850	8.18%, 05/15/2058	1,060
	Ameriprise Financial, Inc.
370	5.65%, 11/15/2015	421
	Aon Corp.
500	3.13%, 05/27/2016	529
275	5.00%, 09/30/2020	317
	BAE Systems Holdings, Inc.
40	4.95%, 06/01/2014 ■	42
	Banco Btg Pactual
395	5.75%, 09/28/2022 ■	413
	Banco de Credito del Peru/Panama
30	5.38%, 09/16/2020 §	33
71	6.88%, 09/16/2026 ■	82
	Banco do Brasil
225	3.88%, 10/10/2022	224
	Bancolombia S.A.
536	5.13%, 09/11/2022	560
125	6.13%, 07/26/2020	140
	Bangkok Bank PCL
206	3.88%, 09/27/2022 ■	209

The accompanying notes are an integral part of these financial statements.

11

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Bank of America Corp.
$500	1.50%, 10/09/2015	$501
900	3.88%, 03/22/2017	971
1,500	4.90%, 05/01/2013	1,530
5,425	5.63%, 07/01/2020	6,329
915	5.65%, 05/01/2018	1,065
2,115	5.70%, 01/24/2022	2,516
2,040	5.75%, 12/01/2017	2,363
2,840	5.88%, 01/05/2021	3,329
3,760	6.00%, 09/01/2017 - 10/15/2036	4,436
1,520	7.63%, 06/01/2019	1,928
	Bank of Montreal
1,615	2.50%, 01/11/2017	1,700
	Barclays Bank plc
910	5.14%, 10/14/2020	952
1,000	5.20%, 07/10/2014	1,069
3,130	6.05%, 12/04/2017 ■	3,419
	BB&T Corp.
1,470	1.60%, 08/15/2017	1,497
200	4.90%, 06/30/2017	227
	Bear Stearns & Co., Inc.
1,750	5.30%, 10/30/2015	1,956
1,000	5.70%, 11/15/2014	1,094
280	7.25%, 02/01/2018	348
	BM&F Bovespa S.A.
385	5.50%, 07/16/2020 §	445
	BNP Paribas
1,980	2.38%, 09/14/2017	1,995
	Boston Properties L.P.
435	3.70%, 11/15/2018	474
	BP Capital Markets plc
425	1.70%, 12/05/2014	435
1,675	2.25%, 11/01/2016	1,750
375	3.13%, 10/01/2015	401
3,800	3.25%, 05/06/2022	4,076
	Branch Banking & Trust Co.
250	5.63%, 09/15/2016	284
	Brandywine Operating Partnership
1,100	4.95%, 04/15/2018	1,206
215	5.70%, 05/01/2017	240
150	7.50%, 05/15/2015	170
	Capital One Bank
850	8.80%, 07/15/2019	1,131
	Capital One Financial Corp.
1,006	2.15%, 03/23/2015	1,034
500	4.75%, 07/15/2021	574
1,075	6.15%, 09/01/2016	1,231
125	6.75%, 09/15/2017	154
325	7.38%, 05/23/2014	357
	Caterpillar Financial Services Corp.
1,710	1.63%, 06/01/2017	1,753
2,100	2.05%, 08/01/2016	2,188
	Cigna Corp.
1,700	4.00%, 02/15/2022	1,858
800	5.38%, 02/15/2042	944
900	5.88%, 03/15/2041	1,113
	CIT Group, Inc.
335	5.00%, 05/15/2017	353
686	5.25%, 03/15/2018	729
545	5.38%, 05/15/2020	582
180	5.50%, 02/15/2019 ■	192
70	6.63%, 04/01/2018 ■	78
	Citigroup, Inc.
1,250	2.65%, 03/02/2015	1,289
445	4.59%, 12/15/2015	485
590	4.75%, 05/19/2015	639
1,500	5.38%, 08/09/2020	1,755
845	5.85%, 07/02/2013	873
160	5.88%, 01/30/2042	199
1,485	6.00%, 10/31/2033	1,595
7,250	6.13%, 05/15/2018 - 08/25/2036	8,453
3,035	6.38%, 08/12/2014	3,307
430	6.50%, 08/19/2013	450
250	6.63%, 06/15/2032	289
2,115	6.88%, 03/05/2038	2,817
270	8.50%, 05/22/2019	360
	CNH Capital LLC
245	3.88%, 11/01/2015 ■	251
270	6.25%, 11/01/2016 ■	292
	Community Choice Financial, Inc.
535	10.75%, 05/01/2019	520
	Credit Acceptance Corp.
360	9.13%, 02/01/2017	395
	Credit Suisse Guernsey
2,500	1.63%, 03/06/2015 ■	2,540
	Credit Suisse New York
1,000	3.50%, 03/23/2015	1,058
700	5.00%, 05/15/2013	717
1,500	5.40%, 01/14/2020	1,679
	DBS Bank Ltd.
275	3.63%, 09/21/2022 §	284
	Discover Financial Services, Inc.
960	5.20%, 04/27/2022 ■	1,084
	Equity One, Inc.
65	6.00%, 09/15/2017	75
	ERP Operating L.P.
1,475	4.63%, 12/15/2021	1,689
300	5.13%, 03/15/2016	337
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	74
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	60
	Felcor Escrow Holdings
340	6.75%, 06/01/2019	363
	Fibria Overseas Finance Ltd.
250	6.75%, 03/03/2021 §	277
365	7.50%, 05/04/2020 ■	404
	Fifth Third Bancorp
356	3.63%, 01/25/2016	383
425	5.45%, 01/15/2017	480
1,300	8.25%, 03/01/2038	1,885

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Ford Motor Credit Co. LLC
$2,100	2.75%, 05/15/2015	$2,141
1,500	3.88%, 01/15/2015	1,564
675	4.21%, 04/15/2016	719
2,220	4.25%, 02/03/2017 - 09/20/2022	2,323
240	5.00%, 05/15/2018	265
195	8.00%, 12/15/2016	236
200	8.13%, 01/15/2020	254
	General Electric Capital Corp.
1,650	1.63%, 07/02/2015	1,678
4,000	2.30%, 04/27/2017	4,132
1,600	2.95%, 05/09/2016	1,693
725	3.50%, 06/29/2015	769
2,625	4.65%, 10/17/2021	2,970
55	5.50%, 01/08/2020	65
725	5.55%, 05/04/2020	863
4,075	5.63%, 05/01/2018	4,841
1,995	5.88%, 01/14/2038	2,456
90	6.15%, 08/07/2037	115
800	6.25%, 12/15/2022 ♠	872
4,530	6.75%, 03/15/2032	6,026
	Globo Communicacao e Participacoes S.A.
265	5.31%, 05/11/2022 ■	292
	Goldman Sachs Group, Inc.
3,600	3.30%, 05/03/2015	3,760
1,000	4.75%, 07/15/2013	1,027
1,820	5.25%, 07/27/2021	2,034
2,000	5.38%, 03/15/2020	2,261
3,250	5.63%, 01/15/2017	3,603
3,975	5.75%, 01/24/2022	4,615
75	5.95%, 01/15/2027	81
1,000	6.00%, 05/01/2014	1,072
665	6.25%, 02/01/2041	790
200	6.35%, 02/15/2034	206
1,220	6.45%, 05/01/2036	1,302
2,400	6.75%, 10/01/2037	2,643
1,271	7.50%, 02/15/2019	1,587
	Grupo Aval Ltd.
300	4.75%, 09/26/2022 ■	300
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	347
	Halyk Savings Bank of Kazakhstan JSC
380	9.25%, 10/16/2013 §	399
	Harley-Davidson Financial Services, Inc.
2,185	1.15%, 09/15/2015 ■	2,195
	HCP, Inc.
640	3.75%, 02/01/2016 - 02/01/2019	679
330	6.00%, 01/30/2017	381
1,000	6.70%, 01/30/2018	1,207
1,125	6.75%, 02/01/2041	1,498
	Health Care, Inc.
3,000	4.13%, 04/01/2019	3,236
266	5.25%, 01/15/2022	304
	Host Hotels & Resorts L.P.
190	6.00%, 11/01/2020	211
	Host Marriott L.P.
57	6.75%, 06/01/2016	59
	HSBC Bank plc
330	3.50%, 06/28/2015 ■	351
	HSBC Bank USA
3,240	2.38%, 02/13/2015	3,351
175	5.00%, 09/27/2020	190
250	6.00%, 08/09/2017	291
	HSBC Holdings plc
1,000	4.00%, 03/30/2022	1,095
1,665	5.10%, 04/05/2021	1,963
1,000	6.50%, 09/15/2037	1,228
2,100	6.80%, 06/01/2038	2,677
	Ineos Finance plc
190	7.50%, 05/01/2020 ■	192
	ING US, Inc.
545	5.50%, 07/15/2022 ■	593
	Itau Unibanco Holding S.A.
575	5.50%, 08/06/2022 §	604
	John Deere Capital Corp.
2,900	0.70%, 09/04/2015	2,904
1,000	0.95%, 06/29/2015	1,010
1,835	3.15%, 10/15/2021	1,979
395	3.90%, 07/12/2021	445
	JP Morgan Chase & Co.
2,220	1.10%, 10/15/2015	2,217
2,270	3.25%, 09/23/2022	2,327
385	4.25%, 10/15/2020	424
4,300	4.35%, 08/15/2021	4,806
500	4.40%, 07/22/2020	556
2,220	4.63%, 05/10/2021	2,504
4,070	5.13%, 09/15/2014	4,349
1,025	5.40%, 01/06/2042	1,236
3,750	6.00%, 01/15/2018	4,463
1,325	6.30%, 04/23/2019	1,634
1,000	6.40%, 05/15/2038	1,336
	Key Bank NA
250	5.45%, 03/03/2016	282
	Kimco Realty Corp.
450	4.30%, 02/01/2018	495
20	5.58%, 11/23/2015	22
	Ladder Capital Finance Holdings LLC
766	7.38%, 10/01/2017 ■	776
	Liberty Property L.P.
115	4.75%, 10/01/2020	127
350	5.50%, 12/15/2016	398
	Lincoln National Corp.
1,035	6.15%, 04/07/2036	1,193
450	7.00%, 06/15/2040	581
	Lloyds Banking Group plc
944	7.88%, 11/01/2020 ■	970
	Majapahit Holding B.V.
100	7.75%, 01/20/2020 §	126
	Marsh & McLennan Cos., Inc.
825	2.30%, 04/01/2017	842
565	4.80%, 07/15/2021	640
295	4.85%, 02/15/2013	298
36	5.75%, 09/15/2015	41
	Massachusetts Mutual Life Insurance Co.
425	8.88%, 06/01/2039 ■	654
	Massmutual Global Funding
630	3.13%, 04/14/2016 ■	669

The accompanying notes are an integral part of these financial statements.

13

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Merrill Lynch & Co., Inc.
$621	5.70%, 05/02/2017	$683
320	6.40%, 08/28/2017	377
1,790	6.88%, 04/25/2018	2,161
4,575	7.75%, 05/14/2038	6,029
	MetLife Global Funding I
300	2.50%, 09/29/2015 ■	314
500	3.13%, 01/11/2016 ■	531
	MetLife Institutional Funding II
2,500	1.63%, 04/02/2015 ■	2,548
	MetLife, Inc.
965	1.76%, 12/15/2017	981
275	6.38%, 06/15/2034	360
50	7.72%, 02/15/2019	66
	Morgan Stanley
1,475	4.75%, 03/22/2017	1,596
1,600	4.88%, 11/01/2022	1,618
2,900	5.45%, 01/09/2017	3,211
675	5.50%, 07/28/2021	750
1,890	5.63%, 09/23/2019	2,099
1,726	5.75%, 01/25/2021	1,931
2,300	6.00%, 04/28/2015	2,505
1,265	6.38%, 07/24/2042	1,454
3,385	6.63%, 04/01/2018	3,937
	National City Corp.
40	4.90%, 01/15/2015	44
585	6.88%, 05/15/2019	725
	National Money Mart Co.
580	10.38%, 12/15/2016	647
	National Rural Utilities Cooperative Finance Corp.
235	1.90%, 11/01/2015	243
	Nationstar Mortgage LLC
675	7.88%, 10/01/2020 ■	695
	Nationwide Mutual Insurance Co.
225	9.38%, 08/15/2039 ■	326
	New York Life Global Funding
800	2.45%, 07/14/2016 ■	832
200	3.00%, 05/04/2015 ■	211
	Nordea Bank AB
760	4.88%, 05/13/2021 ■	804
	Nuveen Investments, Inc.
255	9.13%, 10/15/2017 ■	255
616	9.50%, 10/15/2020 ■	620
	Oversea-Chinese Banking Corp., Ltd.
275	3.75%, 11/15/2022	285
	Pacific Life Insurance Co.
100	9.25%, 06/15/2039 ■	142
	PKO Finance AB
375	4.63%, 09/26/2022 ■	387
	PNC Bank NA
1,690	2.70%, 11/01/2022	1,699
	PNC Funding Corp.
3,000	5.25%, 11/15/2015	3,360
190	5.63%, 02/01/2017	221
	Pricoa Global Funding I
400	5.45%, 06/11/2014 ■	430
	Principal Financial Group, Inc.
620	3.30%, 09/15/2022	634
65	7.88%, 05/15/2014	72
40	8.88%, 05/15/2019	53
	Provident Funding Associates L.P.
630	10.25%, 04/15/2017 ■	689
	Prudential Financial, Inc.
1,660	5.80%, 11/16/2041	1,997
170	6.10%, 06/15/2017	202
265	6.20%, 01/15/2015	292
	Realty Income Corp.
2,676	3.25%, 10/15/2022	2,679
185	6.75%, 08/15/2019	227
	Royal Bank of Canada
3,000	0.80%, 10/30/2015	3,010
	Royal Bank of Scotland plc
1,920	2.55%, 09/18/2015	1,968
1,500	3.40%, 08/23/2013	1,527
710	3.95%, 09/21/2015	761
400	4.88%, 08/25/2014 ■	425
475	4.88%, 03/16/2015	510
100	5.63%, 08/24/2020	117
350	6.13%, 01/11/2021	424
	Russian Agricultural Bank OJSC
440	5.30%, 12/27/2017 §	471
	Santander Holdings USA, Inc.
730	3.00%, 09/24/2015	744
	SB Capital S.A.
500	5.13%, 10/29/2022 ■	498
1,545	5.72%, 06/16/2021 §	1,686
200	6.13%, 02/07/2022 §	224
	Simon Property Group L.P.
100	4.20%, 02/01/2015	107
120	4.38%, 03/01/2021	135
100	5.75%, 12/01/2015	113
200	6.13%, 05/30/2018	245
	SLM Corp.
1,950	4.63%, 09/25/2017	2,001
200	5.63%, 08/01/2033	187
415	6.25%, 01/25/2016	448
640	7.25%, 01/25/2022	706
181	8.00%, 03/25/2020	210
395	8.45%, 06/15/2018	469
	Societe Generale
2,195	2.75%, 10/12/2017	2,212
	Speedy Cash, Inc.
116	10.75%, 05/15/2018 ■	123
	Standard Bank plc
100	8.13%, 12/02/2019	113
	State Street Capital Trust IV
100	1.39%, 06/15/2037 Δ	77
	SunTrust Banks, Inc.
991	3.50%, 01/20/2017	1,066
410	3.60%, 04/15/2016	439
	Teachers Insurance & Annuity Association of America
272	6.85%, 12/16/2039 ■	377
	TitleMax, Inc.
345	13.25%, 07/15/2015	383

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Finance and Insurance - 17.3% - (continued)
	TMX Finance LLC
$65	13.25%, 07/15/2015	$72
	Toyota Motor Credit Corp.
2,840	1.25%, 10/05/2017	2,838
	Turkiye Garanti Bankasi A.S.
285	4.00%, 09/13/2017 ■	287
	Turkiye Is Bankasi
215	6.00%, 10/24/2022 ■	219
	U.S. Bancorp
2,100	1.65%, 05/15/2017	2,147
961	2.95%, 07/15/2022	991
	UBS AG Stamford CT
2,125	2.25%, 01/28/2014	2,157
2,950	5.88%, 07/15/2016 - 12/20/2017	3,399
1,510	7.63%, 08/17/2022	1,628
	UDR, Inc.
125	4.25%, 06/01/2018	139
	United Dominion Realty Trust, Inc.
55	6.05%, 06/01/2013	57
	UnitedHealth Group, Inc.
555	1.40%, 10/15/2017	558
530	6.00%, 02/15/2018	650
100	6.63%, 11/15/2037	138
1,981	6.88%, 02/15/2038	2,808
	Ventas Realty L.P.
200	3.13%, 11/30/2015	212
2,175	3.25%, 08/15/2022	2,160
325	4.25%, 03/01/2022	349
316	4.75%, 06/01/2021	352
	VTB Bank OJSC Via VTB Capital S.A.
775	6.55%, 10/13/2020 §	816
	VTB Capital S.A.
390	6.88%, 05/29/2018 §	421
	W.R. Berkley Corp.
25	5.88%, 02/15/2013	25
	Wachovia Bank NA
1,250	4.80%, 11/01/2014	1,343
1,750	5.00%, 08/15/2015	1,905
1,000	5.85%, 02/01/2037	1,288
1,275	6.60%, 01/15/2038	1,807
	Wachovia Capital Trust III
325	5.57%, 12/10/2012 ♠Δ	323
	Wachovia Corp.
755	4.88%, 02/15/2014	793
300	5.50%, 08/01/2035	349
670	5.63%, 10/15/2016	780
50	5.75%, 06/15/2017	60
	Wellpoint, Inc.
1,015	1.25%, 09/10/2015	1,025
1,365	3.13%, 05/15/2022	1,391
1,525	4.63%, 05/15/2042	1,620
1,000	5.85%, 01/15/2036	1,197
525	6.00%, 02/15/2014	560
60	7.00%, 02/15/2019	76
	Wells Fargo & Co.
1,520	1.25%, 02/13/2015	1,537
2,000	1.50%, 07/01/2015	2,033
1,000	2.10%, 05/08/2017	1,030
615	3.50%, 03/08/2022	656
100	3.63%, 04/15/2015	107
1,375	3.68%, 06/15/2016	1,493
750	5.63%, 12/11/2017	898
500	5.75%, 05/16/2016	575
	XL Capital Ltd.
50	5.25%, 09/15/2014	53
	Xstrata Finance Canada Corp.
800	3.60%, 01/15/2017 ■	841
	Xstrata Finance Canada Ltd.
4,200	2.45%, 10/25/2017 ■	4,189
		372,521
	Food Manufacturing - 0.6%
	Archer-Daniels-Midland Co.
750	4.48%, 03/01/2021	874
	Cargill, Inc.
2,925	4.10%, 11/01/2042 ■	2,958
517	4.31%, 05/14/2021 ■	573
1,000	6.00%, 11/27/2017 ■	1,205
	ConAgra Foods, Inc.
735	2.10%, 03/15/2018	744
620	3.25%, 09/15/2022	634
	Kellogg Co.
550	7.45%, 04/01/2031	777
	Kraft Foods Group, Inc.
675	3.50%, 06/06/2022 ■	732
770	5.00%, 06/04/2042 ■	899
500	6.50%, 02/09/2040	705
1,075	6.75%, 02/19/2014	1,159
1,000	6.88%, 02/01/2038	1,427
	Mondelez International, Inc.
300	6.50%, 08/11/2017	370
		13,057
	Food Services - 0.1%
	ARAMARK Corp.
105	8.50%, 02/01/2015	107
	ARAMARK Holdings Corp.
120	8.63%, 05/01/2016 ■Þ	123
	McDonald's Corp.
355	3.70%, 02/15/2042	372
600	5.30%, 03/15/2017	712
400	6.30%, 10/15/2037	574
		1,888
	Furniture and Related Product Manufacturing - 0.0%
	Masco Corp.
155	6.13%, 10/03/2016	170
25	6.50%, 08/15/2032	26
310	7.13%, 03/15/2020	359
160	7.75%, 08/01/2029	183
		738
	Health Care and Social Assistance - 2.5%
	Alere, Inc.
210	7.88%, 02/01/2016	219
730	9.00%, 05/15/2016	771

The accompanying notes are an integral part of these financial statements.

15

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Health Care and Social Assistance - 2.5% - (continued)
	American Renal Holdings, Inc.
$270	8.38%, 05/15/2018	$286
	Amgen, Inc.
1,500	2.13%, 05/15/2017	1,560
700	4.10%, 06/15/2021	784
635	4.50%, 03/15/2020	718
4,190	5.15%, 11/15/2041	4,828
500	5.85%, 06/01/2017	603
425	6.40%, 02/01/2039	554
225	6.90%, 06/01/2038	306
	AstraZeneca plc
1,540	1.95%, 09/18/2019	1,576
200	5.90%, 09/15/2017	245
1,000	6.45%, 09/15/2037	1,417
	Baxter International, Inc.
1,845	2.40%, 08/15/2022	1,875
	Biomet, Inc.
455	6.50%, 08/01/2020 - 10/01/2020 ■	458
	BioScrip, Inc.
170	10.25%, 10/01/2015	182
	Cardinal Health, Inc.
250	4.00%, 06/15/2015	268
	Catholic Health Initiatives
130	1.60%, 11/01/2017	131
435	2.95%, 11/01/2022	441
	Community Health Systems, Inc.
345	5.13%, 08/15/2018	358
500	7.13%, 07/15/2020	529
	CVS Caremark Corp.
1,115	3.25%, 05/18/2015	1,186
2,245	5.75%, 06/01/2017 - 05/15/2041	2,810
1,325	6.13%, 09/15/2039	1,777
150	6.25%, 06/01/2027	204
36	6.94%, 01/10/2030	45
	CVS Pass-Through Trust
17	6.04%, 12/10/2028	20
	DaVita, Inc.
385	6.63%, 11/01/2020	411
	Elan Finance plc
530	6.25%, 10/15/2019 ■	535
	Express Scripts Holding Co.
5,000	2.10%, 02/12/2015 ■	5,114
	Express Scripts, Inc.
195	3.13%, 05/15/2016	207
250	6.25%, 06/15/2014	272
	Fresenius Medical Care U.S. Finance II, Inc.
115	5.63%, 07/31/2019 ■	121
96	5.88%, 01/31/2022 ■	102
30	6.50%, 09/15/2018 ■	34
	Gilead Sciences, Inc.
3,700	4.40%, 12/01/2021	4,277
	HCA, Inc.
1,490	5.88%, 03/15/2022 - 05/01/2023	1,516
645	6.38%, 01/15/2015	694
985	6.50%, 02/15/2016 - 02/15/2020	1,083
115	7.25%, 09/15/2020	127
225	7.50%, 11/15/2095	192
	Health Management Associates, Inc.
365	7.38%, 01/15/2020	393
	HealthSouth Corp.
315	7.25%, 10/01/2018	340
	Hologic, Inc.
65	6.25%, 08/01/2020 ■	69
	IMS Health, Inc.
255	12.50%, 03/01/2018 ■	303
	Kaiser Foundation Hospitals
650	3.50%, 04/01/2022	685
	Laboratory Corp. of America Holdings
850	3.75%, 08/23/2022	904
	Life Technologies Corp.
305	4.40%, 03/01/2015	323
	Medco Health Solutions, Inc.
525	2.75%, 09/15/2015	549
	Memorial Sloan-Kettering Cancer Center
695	5.00%, 07/01/2042	807
	Pfizer, Inc.
1,000	6.20%, 03/15/2019	1,280
1,450	7.20%, 03/15/2039	2,319
	Radiation Therapy Services, Inc.
276	8.88%, 01/15/2017	265
390	9.88%, 04/15/2017	275
	Rite Aid Corp.
75	8.00%, 08/15/2020	86
60	9.75%, 06/12/2016	65
125	10.38%, 07/15/2016	132
	Roche Holdings, Inc.
250	6.00%, 03/01/2019 ■	314
	Savient Pharmaceuticals, Inc.
565	4.75%, 02/01/2018 ۞	147
	Schering-Plough Corp.
1,000	6.50%, 12/01/2033	1,486
	Tenet Healthcare Corp.
345	4.75%, 06/01/2020 ■	342
315	6.25%, 11/01/2018	341
200	8.88%, 07/01/2019	224
130	10.00%, 05/01/2018	148
	Valeant Pharmaceuticals International, Inc.
600	6.75%, 08/15/2021 ■	638
	Warner Chilcott plc
296	7.75%, 09/15/2018	312
	Watson Pharmaceuticals, Inc.
340	1.88%, 10/01/2017	345
775	3.25%, 10/01/2022	798
		52,726
	Information - 3.3%
	America Movil S.A.B. de C.V.
620	2.38%, 09/08/2016	648
1,175	3.13%, 07/16/2022	1,212
1,785	4.38%, 07/16/2042	1,868
160	5.00%, 03/30/2020	188
385	6.13%, 03/30/2040	508

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Information - 3.3% - (continued)
	AT&T, Inc.
$1,500	3.00%, 02/15/2022	$1,594
205	3.88%, 08/15/2021	233
475	4.45%, 05/15/2021	565
2,000	5.10%, 09/15/2014	2,168
1,170	5.35%, 09/01/2040	1,435
1,250	5.50%, 02/01/2018	1,519
90	6.15%, 09/15/2034	116
1,800	6.30%, 01/15/2038	2,410
460	6.50%, 09/01/2037	625
	Audatex North America, Inc.
510	6.75%, 06/15/2018 ■	547
	BellSouth Telecommunications, Inc.
153	7.00%, 12/01/2095	196
	British Telecommunications plc
1,160	2.00%, 06/22/2015	1,190
	Cellco Partnership - Verizon Wireless Capital LLC
325	8.50%, 11/15/2018	453
	CenturyLink, Inc.
1,300	5.80%, 03/15/2022	1,368
850	6.45%, 06/15/2021	932
	CenturyTel, Inc.
205	6.00%, 04/01/2017	227
	Comcast Corp.
500	5.70%, 07/01/2019	616
	Cricket Communications, Inc.
805	7.75%, 05/15/2016 - 10/15/2020	844
	CSC Holdings LLC
130	6.75%, 11/15/2021 ■	145
	CSC Holdings, Inc.
355	7.63%, 07/15/2018	411
	Deutsche Telekom International Finance B.V.
710	3.13%, 04/11/2016 ■	751
425	4.88%, 07/08/2014	453
1,130	4.88%, 03/06/2042 ■	1,231
670	8.75%, 06/15/2030	1,034
	DISH DBS Corp.
675	5.88%, 07/15/2022	709
430	6.75%, 06/01/2021	479
885	7.88%, 09/01/2019	1,037
	First Data Corp.
260	6.75%, 11/01/2020 ■	260
905	7.38%, 06/15/2019 ■	937
686	8.25%, 01/15/2021 ■	686
36	8.75%, 01/15/2022 ■Þ	36
	Frontier Communications Co.
309	7.88%, 04/15/2015	345
	GCI, Inc.
95	6.75%, 06/01/2021	95
	Harron Communications L.P.
275	9.13%, 04/01/2020 ■	297
	Hughes Satelite Systems
236	6.50%, 06/15/2019	253
	Intelsat Bermuda Ltd.
1,732	11.50%, 02/04/2017 Þ	1,823
	Intelsat Jackson Holdings S.A.
410	6.63%, 12/15/2022 ■	407
620	7.25%, 04/01/2019	665
235	7.50%, 04/01/2021	252
10	8.50%, 11/01/2019	11
	Lawson Software, Inc.
530	9.38%, 04/01/2019	586
	Leap Wireless International, Inc.
140	4.50%, 07/15/2014 ۞	135
	Level 3 Communications, Inc.
80	8.88%, 06/01/2019 ■	84
	Level 3 Escrow, Inc.
466	8.13%, 07/01/2019	497
	Level 3 Financing, Inc.
349	7.00%, 06/01/2020 ■	355
415	8.63%, 07/15/2020	452
	Mediacom LLC
150	7.25%, 02/15/2022	161
420	9.13%, 08/15/2019	465
	MetroPCS Wireless, Inc.
340	6.63%, 11/15/2020	366
540	7.88%, 09/01/2018	591
	Nara Cable Funding Ltd.
675	8.88%, 12/01/2018 ■	638
	Nippon Telegraph & Telephone Corp.
1,505	1.40%, 07/18/2017	1,518
	Oracle Corp.
1,000	5.38%, 07/15/2040	1,302
1,300	5.75%, 04/15/2018	1,601
	Qwest Communications International, Inc.
100	7.13%, 04/01/2018	106
	SBA Communications Corp.
430	5.63%, 10/01/2019 ■	437
	SBA Telecommunications, Inc.
170	5.75%, 07/15/2020 ■	177
	SBA Tower Trust
205	4.25%, 04/15/2015 ■Δ	215
	Softbrands, Inc.
140	11.50%, 07/15/2018	162
	Sprint Nextel Corp.
420	7.00%, 03/01/2020 ■	487
465	9.00%, 11/15/2018 ■	574
	Syniverse Holdings, Inc.
940	9.13%, 01/15/2019	1,001
	Telecom Italia Capital
900	7.00%, 06/04/2018	1,027
450	7.20%, 07/18/2036	457
300	7.72%, 06/04/2038	323
	Telefonica Emisiones SAU
525	2.58%, 04/26/2013	525
300	3.99%, 02/16/2016	304
500	5.46%, 02/16/2021	508
375	5.88%, 07/15/2019	394
	Telefonica Europe B.V.
440	8.25%, 09/15/2030	494
	Telefonos de Mexico S.A.B. de C.V.
100	5.50%, 11/15/2019	118
	Telemar Norte Leste S.A.
100	5.50%, 10/23/2020 §	107

The accompanying notes are an integral part of these financial statements.

17

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Information - 3.3% - (continued)
	TW Telecom Holdings, Inc.
$90	5.38%, 10/01/2022 ■	$92
	UPCB Finance VI Ltd.
470	6.88%, 01/15/2022 ■	503
	Verizon Communications, Inc.
400	4.60%, 04/01/2021	476
800	4.90%, 09/15/2015	897
2,000	5.55%, 02/15/2016	2,302
1,125	6.10%, 04/15/2018	1,409
1,150	6.35%, 04/01/2019	1,485
970	6.40%, 02/15/2038	1,347
2,300	6.90%, 04/15/2038	3,338
500	7.35%, 04/01/2039	770
280	8.75%, 11/01/2018	390
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	469
	Verizon Wireless Capital LLC
800	5.55%, 02/01/2014	848
	Vivendi S.A.
1,335	2.40%, 04/10/2015 ■	1,352
1,000	3.45%, 01/12/2018 ■	1,023
	Vodafone Group plc
2,000	1.25%, 09/26/2017	2,011
	Wind Acquisition Finance S.A.
245	7.25%, 02/15/2018 ■	238
	Windstream Corp.
280	7.50%, 06/01/2022	297
480	7.75%, 10/15/2020	517
165	8.13%, 09/01/2018	179
	Zayo Group LLC
755	8.13%, 01/01/2020	827
60	10.13%, 07/01/2020	67
		70,783
	Machinery Manufacturing - 0.1%
	Case New Holland, Inc.
290	7.88%, 12/01/2017	341
	Perusahaan Listrik Negara
200	5.50%, 11/22/2021 ■	226
	Xerox Corp.
275	4.25%, 02/15/2015	292
100	6.35%, 05/15/2018	117
1,100	8.25%, 05/15/2014	1,216
		2,192
	Mining - 0.6%
	ALROSA Finance S.A.
415	7.75%, 11/03/2020 §	475
	American Rock Salt Co. LLC
111	8.25%, 05/01/2018 ■	102
	Codelco, Inc.
225	3.00%, 07/17/2022 ■	227
100	3.75%, 11/04/2020 ■	108
115	3.75%, 11/04/2020 §	125
235	3.88%, 11/03/2021 §	256
435	4.25%, 07/17/2042 ■	442
430	4.25%, 07/17/2042 §	437
	Consol Energy, Inc.
25	8.25%, 04/01/2020	27
	Falconbridge Ltd.
75	5.38%, 06/01/2015	81
75	6.00%, 10/15/2015	84
	FMG Resources Pty Ltd.
680	6.00%, 04/01/2017 ■	653
655	7.00%, 11/01/2015 ■	661
350	8.25%, 11/01/2019 ■	350
	Freeport-McMoRan Copper & Gold, Inc.
1,910	3.55%, 03/01/2022	1,945
	Inco Ltd.
30	7.20%, 09/15/2032	37
	Newmont Mining Corp.
1,660	3.50%, 03/15/2022	1,712
	Peabody Energy Corp.
425	6.00%, 11/15/2018	441
280	7.38%, 11/01/2016	321
	Rio Tinto Finance USA Ltd.
920	2.25%, 09/20/2016	957
100	3.50%, 11/02/2020	106
225	4.13%, 05/20/2021	250
	Teck Resources Ltd.
1,015	3.00%, 03/01/2019	1,033
1,300	5.20%, 03/01/2042	1,290
350	10.75%, 05/15/2019	421
	Vale Overseas Ltd.
500	6.88%, 11/21/2036	615
	Vale S.A.
610	5.63%, 09/11/2042	653
		13,809
	Miscellaneous Manufacturing - 0.6%
	BE Aerospace, Inc.
895	5.25%, 04/01/2022	933
305	6.88%, 10/01/2020	339
	Boeing Co.
1,000	6.13%, 02/15/2033	1,346
	Hutchison Whampoa International Ltd.
965	3.50%, 01/13/2017 ■	1,025
900	5.75%, 09/11/2019 ■	1,078
	L-3 Communications Corp.
430	3.95%, 11/15/2016	467
	Owens-Brockway Glass Container, Inc.
155	7.38%, 05/15/2016	178
	Reynolds Group Issuer, Inc.
565	5.75%, 10/15/2020 ■	570
270	6.87%, 02/15/2021 Δ	287
690	7.13%, 04/15/2019 Δ	735
	Textron, Inc.
300	6.20%, 03/15/2015	329
	TransDigm Group, Inc.
781	5.50%, 10/15/2020 ■	791
475	7.75%, 12/15/2018	523
	United Technologies Corp.
1,925	4.50%, 06/01/2042	2,214
950	6.13%, 07/15/2038	1,308
		12,123
	Motor Vehicle and Parts Manufacturing - 0.2%
	American Axle & Manufacturing Holdings, Inc.
295	6.63%, 10/15/2022	292

The accompanying notes are an integral part of these financial statements.

18

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Motor Vehicle and Parts Manufacturing - 0.2% - (continued)
	Daimler Finance NA LLC
$1,900	1.65%, 04/10/2015 ■	$1,927
	DaimlerChrysler NA Holdings Corp.
100	8.50%, 01/18/2031	160
	Ford Motor Co.
370	7.45%, 07/16/2031	468
	Meritor, Inc.
270	8.13%, 09/15/2015	272
25	10.63%, 03/15/2018	25
	Tenneco, Inc.
240	7.75%, 08/15/2018	261
	TRW Automotive, Inc.
435	7.25%, 03/15/2017 ■	495
		3,900
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Ardagh Packaging Finance plc
240	9.13%, 10/15/2020 ■	251
	Rearden G Holdings EINS GmbH
333	7.88%, 03/30/2020 §	368
	Silgan Holdings, Inc.
500	5.00%, 04/01/2020	514
		1,133
	Other Services - 0.1%
	Service Corp. International
120	6.75%, 04/01/2016	133
460	7.63%, 10/01/2018	544
	Sonic Automotive, Inc.
590	7.00%, 07/15/2022 ■	632
		1,309
	Paper Manufacturing - 0.1%
	Boise Cascade LLC
170	6.38%, 11/01/2020 ■	173
	Clearwater Paper Corp.
20	7.13%, 11/01/2018	22
	Georgia-Pacific LLC
30	5.40%, 11/01/2020 ■	36
	Kimberly-Clark Corp.
1,000	6.13%, 08/01/2017	1,245
	Neenah Paper, Inc.
172	7.38%, 11/15/2014	172
	P.H. Glatfelter Co.
185	5.38%, 10/15/2020 ■	187
		1,835
	Petroleum and Coal Products Manufacturing - 3.5%
	Alpha Natural Resources, Inc.
56	6.00%, 06/01/2019	49
40	6.25%, 06/01/2021	35
	Anadarko Petroleum Corp.
170	5.75%, 06/15/2014	182
1,650	5.95%, 09/15/2016	1,917
1,300	6.45%, 09/15/2036	1,672
150	6.95%, 06/15/2019	191
125	7.95%, 06/15/2039	186
	Antero Resources Finance Corp.
190	7.25%, 08/01/2019	205
125	9.38%, 12/01/2017	138
	BG Energy Capital plc
1,800	4.00%, 10/15/2021 ■	2,020
	Canadian Natural Resources Ltd.
1,430	1.45%, 11/14/2014	1,453
600	5.70%, 05/15/2017	716
	Chesapeake Energy Corp.
520	2.50%, 05/15/2037 ۞	462
160	6.63%, 08/15/2020	168
255	6.88%, 11/15/2020	270
	CNOOC Finance 2012 Ltd.
2,466	3.88%, 05/02/2022 ■	2,647
	CNPC HK Overseas Capital Ltd.
1,900	2.75%, 04/19/2017 ■	1,964
315	4.50%, 04/28/2021 ■	353
	ConocoPhillips
1,775	6.50%, 02/01/2039	2,611
250	7.00%, 03/30/2029	336
	Continental Resources, Inc.
150	5.00%, 09/15/2022	158
530	5.00%, 09/15/2022 ■	559
	Devon Energy Corp.
1,400	1.88%, 05/15/2017	1,434
555	4.75%, 05/15/2042	628
260	7.95%, 04/15/2032	396
	Devon Financing Corp.
350	7.88%, 09/30/2031	522
	Empresa Nacional del Petroleo
100	4.75%, 12/06/2021 §	109
	EnCana Corp.
725	5.15%, 11/15/2041	794
	Endeavour International Corp.
370	12.00%, 03/01/2018 ■	403
	Ensco plc
450	4.70%, 03/15/2021	518
	Everest Acquisition LLC
55	6.88%, 05/01/2019 ■	59
620	9.38%, 05/01/2020 ■	685
	Ferrellgas Partners L.P.
155	6.50%, 05/01/2021	150
	Gazprom Neft OAO via GPN Capital S.A.
2,350	4.38%, 09/19/2022 ■	2,356
	Harvest Operations Corp.
520	6.88%, 10/01/2017	569
	Hess Corp.
1,150	5.60%, 02/15/2041	1,384
500	6.00%, 01/15/2040	635
185	7.00%, 02/15/2014	200
1,325	7.30%, 08/15/2031	1,826
45	7.88%, 10/01/2029	65
	Hornbeck Offshore Services, Inc.
225	5.88%, 04/01/2020	229
	IPIC GMTN Ltd.
240	5.50%, 03/01/2022 §	277
	Kazmunaigaz Finance Sub B.V.
320	11.75%, 01/23/2015 §	384
	Marathong Oil Corp.
3,310	2.80%, 11/01/2022	3,336
	MEG Energy Corp.
315	6.38%, 01/30/2023 ■	337

The accompanying notes are an integral part of these financial statements.

19

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Petroleum and Coal Products Manufacturing - 3.5% - (continued)
	Newfield Exploration Co.
$501	5.63%, 07/01/2024	$535
160	5.75%, 01/30/2022	173
150	7.13%, 05/15/2018	157
	Nexen, Inc.
400	6.40%, 05/15/2037	513
650	7.50%, 07/30/2039	933
	Pemex Project Funding Master Trust
650	6.63%, 06/15/2038	812
	Petrobras International Finance Co.
250	5.38%, 01/27/2021	284
455	5.75%, 01/20/2020	525
1,344	5.88%, 03/01/2018	1,547
269	6.75%, 01/27/2041	344
144	7.88%, 03/15/2019	182
	Petrohawk Energy Corp.
1,315	6.25%, 06/01/2019	1,476
	Petroleos de Venezuela S.A.
745	5.25%, 04/12/2017 §	589
533	5.38%, 04/12/2027 §	333
140	8.50%, 11/02/2017 ■	126
968	8.50%, 11/02/2017 §	869
337	12.75%, 02/17/2022 §	346
	Petroleos Mexicanos
2,000	5.50%, 06/27/2044 ■	2,180
145	6.50%, 06/02/2041	180
	Phillips 66
1,400	2.95%, 05/01/2017 ■	1,493
	Pioneer Natural Resources Co.
95	5.88%, 07/15/2016	108
260	6.65%, 03/15/2017	310
145	6.88%, 05/01/2018	178
	Plains Exploration & Production Co.
45	6.63%, 05/01/2021	45
126	6.75%, 02/01/2022	127
	PT Pertamina
200	6.50%, 05/27/2041 §	238
	Range Resources Corp.
430	5.75%, 06/01/2021	460
15	6.75%, 08/01/2020	17
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,293	5.83%, 09/30/2016 ■	1,427
	Reliance Holdings USA
255	5.40%, 02/14/2022 ■	283
	Rosetta Resources, Inc.
260	9.50%, 04/15/2018	287
	Schlumberger Norge AS
1,395	1.25%, 08/01/2017 ■	1,397
	Seadrill Ltd.
565	5.63%, 09/15/2017 ■	565
	Shelf Drilling Holdings Ltd.
630	8.63%, 11/01/2018 ■	633
	Shell International Finance B.V.
2,400	6.38%, 12/15/2038	3,535
	Tosco Corp.
500	8.13%, 02/15/2030	765
	Total Capital International S.A.
1,600	1.55%, 06/28/2017	1,634
3,065	2.88%, 02/17/2022	3,226
	Total Capital S.A.
615	2.70%, 01/25/2023	637
	Transocean, Inc.
1,100	2.50%, 10/15/2017	1,114
215	4.95%, 11/15/2015	236
1,260	5.05%, 12/15/2016	1,411
400	5.25%, 03/15/2013	406
300	6.00%, 03/15/2018	354
1,100	6.50%, 11/15/2020	1,336
	Valero Energy Corp.
410	4.50%, 02/01/2015	442
310	6.13%, 02/01/2020	383
195	6.63%, 06/15/2037	243
	Williams Partners L.P.
2,295	3.35%, 08/15/2022	2,379
385	3.80%, 02/15/2015	411
125	5.25%, 03/15/2020	147
200	6.30%, 04/15/2040	257
		74,176
	Pipeline Transportation - 0.6%
	DCP Midstream LLC
600	4.75%, 09/30/2021 ■	639
250	6.75%, 09/15/2037 ■	300
	El Paso Corp.
370	6.50%, 09/15/2020	417
450	7.00%, 06/15/2017	514
50	7.75%, 01/15/2032	60
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	81
50	7.25%, 06/01/2018	58
	Energy Transfer Equity L.P.
425	7.50%, 10/15/2020	483
	Enterprise Products Operating LLC
410	1.25%, 08/13/2015	414
1,300	5.95%, 02/01/2041	1,616
500	6.50%, 01/31/2019	633
	Kinder Morgan Energy Partners L.P.
4,650	5.00%, 12/15/2013 - 08/15/2042	5,033
150	6.55%, 09/15/2040	197
90	6.95%, 01/15/2038	121
350	7.30%, 08/15/2033	473
50	7.75%, 03/15/2032	70
100	9.00%, 02/01/2019	135
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	120
275	6.00%, 01/15/2018 ■	302
	MarkWest Energy Partners L.P.
175	5.50%, 02/15/2023	184
135	6.25%, 06/15/2022	146
	NGPL Pipeco LLC
160	7.12%, 12/15/2017 ■	172
	Plains All American Pipeline L.P.
100	3.95%, 09/15/2015	108
125	5.75%, 01/15/2020	153
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	71

The accompanying notes are an integral part of these financial statements.

20

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Pipeline Transportation - 0.6% - (continued)
	Transnet Ltd.
$200	4.50%, 02/10/2016 §	$213
		12,713
	Plastics and Rubber Products Manufacturing - 0.0%
	Continental Rubber of America Corp.
470	4.50%, 09/15/2019 ■	480
	Nortek, Inc.
205	8.50%, 04/15/2021 ■	219
		699
	Primary Metal Manufacturing - 0.3%
	ArcelorMittal
3,350	6.50%, 02/25/2022	3,291
125	9.25%, 02/15/2015	139
	Novelis, Inc.
125	8.38%, 12/15/2017	136
	Rio Tinto Alcan, Inc.
2,300	1.63%, 08/21/2017	2,311
50	6.13%, 12/15/2033	64
	Samarco Mineracao S.A.
455	4.13%, 11/01/2022 ■	452
		6,393
	Printing and Related Support Activities - 0.0%
	Quebecor Media, Inc.
335	5.75%, 01/15/2023 ■	342
440	7.75%, 03/15/2016	451
		793
	Professional, Scientific and Technical Services - 0.1%
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	47
	IBM Corp.
750	7.63%, 10/15/2018	1,017
	Lamar Media Corp.
625	5.00%, 05/01/2023 ■	625
95	5.88%, 02/01/2022	101
	Lender Processing Services, Inc.
330	5.75%, 04/15/2023	349
	SunGard Data Systems, Inc.
365	6.63%, 11/01/2019 ■☼	368
315	7.38%, 11/15/2018	339
45	7.63%, 11/15/2020	49
162	10.25%, 08/15/2015	166
		3,061
	Public Administration - 0.1%
	Waste Management, Inc.
1,800	2.60%, 09/01/2016	1,900
325	6.13%, 11/30/2039	417
250	6.38%, 03/11/2015	282
		2,599
	Rail Transportation - 0.4%
	Burlington Northern Santa Fe Corp.
3,340	3.05%, 03/15/2022 - 09/01/2022	3,484
150	5.75%, 05/01/2040	192
	Canadian Pacific Railway Co.
1,200	4.50%, 01/15/2022	1,338
	CSX Corp.
185	4.25%, 06/01/2021	207
1,000	4.75%, 05/30/2042	1,118
	Georgian Railway LLC
240	7.75%, 07/11/2022 ■	269
	Norfolk Southern Corp.
1,930	3.95%, 10/01/2042	1,973
		8,581
	Real Estate, Rental and Leasing - 1.0%
	Air Lease Corp.
645	4.50%, 01/15/2016 ■	645
625	5.63%, 04/01/2017 ■	641
	COX Communications, Inc.
800	5.45%, 12/15/2014	878
220	6.45%, 12/01/2036 ■	281
700	8.38%, 03/01/2039 ■	1,111
	Duke Realty L.P.
1,061	3.88%, 10/15/2022	1,104
1,000	4.38%, 06/15/2022	1,075
15	5.95%, 02/15/2017	17
895	6.75%, 03/15/2020	1,098
260	7.38%, 02/15/2015	292
	ERAC USA Finance Co.
65	2.25%, 01/10/2014 ■	66
585	2.75%, 07/01/2013 - 03/15/2017 ■	606
1,370	3.30%, 10/15/2022 ■	1,383
1,000	5.63%, 03/15/2042 ■	1,140
300	6.38%, 10/15/2017 ■	366
125	7.00%, 10/15/2037 ■	163
	H & E Equipment Services, Inc.
225	7.00%, 09/01/2022 ■	234
	HDTFS, Inc.
195	5.88%, 10/15/2020 ■	197
130	6.25%, 10/15/2022 ■	132
	Hertz Corp.
275	6.75%, 04/15/2019	292
	International Lease Finance Corp.
415	5.65%, 06/01/2014	435
785	5.75%, 05/15/2016	829
3,120	5.88%, 04/01/2019 - 08/15/2022	3,268
510	6.25%, 05/15/2019	550
165	6.75%, 09/01/2016 ■	187
465	7.13%, 09/01/2018 ■	546
	ProLogis L.P.
460	4.00%, 01/15/2018	487
175	4.50%, 08/15/2017	191
250	6.13%, 12/01/2016	287
95	6.25%, 03/15/2017	108
400	6.63%, 05/15/2018	474
	Realogy Corp.
673	7.63%, 01/15/2020 ■	755
	Regency Centers L.P.
830	5.25%, 08/01/2015	913
15	5.88%, 06/15/2017	17
	United Rental Financing Escrow Corp.
65	5.75%, 07/15/2018 ■	70
570	7.38%, 05/15/2020 ■	617
135	7.63%, 04/15/2022 ■	148
	United Rentals North America, Inc.
315	6.13%, 06/15/2023	319
	UR Merger Sub Corp.
100	8.38%, 09/15/2020	109
95	10.88%, 06/15/2016	106
		22,137

The accompanying notes are an integral part of these financial statements.

21

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
	Retail Trade - 1.0%
	99 Cents Only Stores
$620	11.00%, 12/15/2019 ■	$704
	Affinia Group, Inc.
40	10.75%, 08/15/2016 ■	43
	AmeriGas Finance LLC
240	6.75%, 05/20/2020	258
155	7.00%, 05/20/2022	168
	AutoZone, Inc.
1,823	3.70%, 04/15/2022	1,942
700	7.13%, 08/01/2018	879
	Building Materials Corp.
200	6.75%, 05/01/2021 ■	218
	Energy Transfer Partners
660	5.20%, 02/01/2022	758
835	6.13%, 02/15/2017	977
125	6.63%, 10/15/2036	155
746	8.50%, 04/15/2014	820
	GRD Holding III Corp.
315	10.75%, 06/01/2019 ■	319
	Home Depot, Inc.
1,400	5.88%, 12/16/2036	1,893
	Macy's Retail Holdings, Inc.
20	7.00%, 02/15/2028	24
	May Department Stores
20	6.70%, 09/15/2028	24
	Michaels Stores, Inc.
440	7.75%, 11/01/2018	472
	PC Merger Sub, Inc.
490	8.88%, 08/01/2020 ■	521
	QVC, Inc.
30	5.13%, 07/02/2022 ■	31
	Sally Holdings LLC
135	5.75%, 06/01/2022	144
225	6.88%, 11/15/2019	250
	Sotheby's
595	5.25%, 10/01/2022 ■	604
	Wal-Mart Stores, Inc.
600	3.25%, 10/25/2020	668
1,000	5.00%, 10/25/2040	1,225
600	5.25%, 09/01/2035	751
2,000	6.20%, 04/15/2038	2,785
2,800	6.50%, 08/15/2037	4,056
		20,689
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Colgate-Palmolive Co.
3,425	2.30%, 05/03/2022	3,503
	Procter & Gamble Co.
816	1.45%, 08/15/2016	837
1,200	5.55%, 03/05/2037	1,633
	Revlon Consumer Products
265	9.75%, 11/15/2015	279
		6,252
	Support Activities For Transportation - 0.0%
	Transnet SOC Ltd.
890	4.00%, 07/26/2022 ■	890

	Transportation Equipment Manufacturing - 0.0%
	Huntington Ingalls Industries, Inc.
240	6.88%, 03/15/2018	259
106	7.13%, 03/15/2021	114
		373
	Truck Transportation - 0.1%
	Penske Truck Leasing Co.
2,975	2.50%, 07/11/2014 - 03/15/2016 ■	2,970
		2,970
	Utilities - 2.9%
	Abu Dhabi National Energy Co.
385	4.13%, 03/13/2017 §	411
	AES (The) Corp.
160	7.75%, 10/15/2015	180
295	8.00%, 10/15/2017	337
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	Calpine Corp.
640	7.25%, 10/15/2017 ■	679
220	7.50%, 02/15/2021 ■	239
	Carolina Power & Light Co.
2,060	4.10%, 05/15/2042	2,213
	CenterPoint Energy Resources Corp.
290	4.50%, 01/15/2021	332
	Centrais Eletricas Brasileiras S.A.
855	5.75%, 10/27/2021 §	958
	Cia Saneamento Basico de Estado de Sao Paulo
243	6.25%, 12/16/2020 §	264
	Comision Federal de Electricidad
200	5.75%, 02/14/2042 §	227
	Commonwealth Edison Co.
720	3.40%, 09/01/2021	793
100	5.80%, 03/15/2018	123
	Consolidated Edison Co. of NY
1,400	4.20%, 03/15/2042	1,551
140	5.70%, 06/15/2040	187
700	5.85%, 04/01/2018	863
	Dolphin Subsidiary II, Inc.
460	7.25%, 10/15/2021	519
	Dominion Resources, Inc.
1,075	1.40%, 09/15/2017	1,082
3,000	1.95%, 08/15/2016	3,104
900	5.15%, 07/15/2015	1,002
	Duke Energy Corp.
1,000	2.15%, 11/15/2016	1,035
1,350	3.55%, 09/15/2021	1,447
500	5.30%, 10/01/2015	566
	Duke Energy Indiana, Inc.
225	3.75%, 07/15/2020	251
	E.CL S.A.
100	5.63%, 01/15/2021 §	114
	Edison International
1,210	3.75%, 09/15/2017	1,315
	Enel Finance International S.A.
200	3.88%, 10/07/2014 ■	206
	Entergy Corp.
115	3.63%, 09/15/2015	121

The accompanying notes are an integral part of these financial statements.

22

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 42.9% - (continued)
		Utilities - 2.9% - (continued)
		Exelon Generation Co. LLC
	$325	4.00%, 10/01/2020	$350
	2,725	4.25%, 06/15/2022 ■	2,917
	270	5.20%, 10/01/2019	311
	125	5.35%, 01/15/2014	131
		Florida Power & Light Co.
	1,300	4.13%, 02/01/2042	1,409
		Georgia Power Co.
	4,550	0.75%, 08/10/2015	4,571
	320	4.75%, 09/01/2040	365
		Great Plains Energy, Inc.
	181	4.85%, 06/01/2021	206
		IPALCO Enterprises, Inc.
	30	7.25%, 04/01/2016 ■	33
		Kansas City Power & Light Co.
	50	7.15%, 04/01/2019	65
		MidAmerican Energy Holdings Co.
	100	5.75%, 04/01/2018	120
	500	5.95%, 05/15/2037	644
		National Power Corp.
	35	9.63%, 05/15/2028	55
		Nevada Power Co.
	100	6.50%, 08/01/2018	127
		NiSource Finance Corp.
	1,450	3.85%, 02/15/2023	1,535
	1,460	5.25%, 09/15/2017 - 02/15/2043	1,638
	140	6.40%, 03/15/2018	170
		Oncor Electric Delivery Co. LLC
	700	4.55%, 12/01/2041	714
	1,000	5.00%, 09/30/2017	1,141
	615	5.25%, 09/30/2040	690
		Pacific Gas & Electric Co.
	625	2.45%, 08/15/2022	631
	346	3.25%, 09/15/2021	374
	75	3.50%, 10/01/2020	84
	2,400	6.05%, 03/01/2034	3,212
	725	8.25%, 10/15/2018	992
		PacifiCorp
	840	4.10%, 02/01/2042	910
	1,000	5.50%, 01/15/2019	1,224
	250	6.25%, 10/15/2037	352
		Pepco Holdings, Inc.
	230	2.70%, 10/01/2015	238
		Progress Energy, Inc.
	345	3.15%, 04/01/2022	355
	500	5.63%, 01/15/2016	571
	3,051	7.05%, 03/15/2019	3,897
	540	7.75%, 03/01/2031	767
		PSEG Power LLC
	850	2.75%, 09/15/2016	891
	975	8.63%, 04/15/2031	1,454
		Public Service Co. of Colorado
	1,930	3.60%, 09/15/2042	1,953
		San Diego Gas & Electric Co.
	285	4.50%, 08/15/2040	331
		Scana Corp.
	500	4.75%, 05/15/2021	548
		Sierra Pacific Power Co.
	100	6.00%, 05/15/2016	117
		Southern California Edison Co.
	925	4.50%, 09/01/2040	1,074
	500	6.00%, 01/15/2034	678
		Southern Co.
	300	2.38%, 09/15/2015	313
		Tampa Electric Co.
	2,095	2.60%, 09/15/2022	2,153
		Texas Competitive Electric Co.
	820	11.50%, 10/01/2020 ■	586
		Union Electric Co.
	145	6.40%, 06/15/2017	179
		Virginia Electric & Power Co.
	545	2.95%, 01/15/2022	579
	325	3.45%, 09/01/2022	360
	200	6.35%, 11/30/2037	287
		Xcel Energy, Inc.
	150	4.70%, 05/15/2020	177
			62,614
		Water Transportation - 0.0%
		ACL I Corp.
	575	10.63%, 02/15/2016 Þ	565
		Marquette Transport Co.
	225	10.88%, 01/15/2017	235
			800
		Wholesale Trade - 0.3%
		Controladora Mabe S.A. de C.V.
	440	7.88%, 10/28/2019 §	510
		HD Supply, Inc.
	220	8.13%, 04/15/2019 ■	242
		Heineken N.V.
	1,770	1.40%, 10/01/2017 ■	1,778
		International Paper Co.
	500	7.30%, 11/15/2039	694
		Interpublic (The) Group of Co., Inc.
	120	6.25%, 11/15/2014	130
		J.M. Huber Corp.
	270	9.88%, 11/01/2019 ■	300
		SABMiller Holdings, Inc.
	1,500	2.45%, 01/15/2017 ■	1,573
	1,475	3.75%, 01/15/2022 ■	1,622
			6,849
		Total corporate bonds
		(cost $870,616)	$921,925

FOREIGN GOVERNMENT OBLIGATIONS - 4.4%
		Argentina - 0.1%
		Argentina (Republic of)
	$4,550	2.50%, 12/31/2038	$1,479
EUR	80	7.82%, 12/31/2033	63
	1,114	8.28%, 12/31/2033	724
	260	8.75%, 06/02/2017	221
			$2,487
		Bolivia - 0.0%
		Bolivia (Government of)
	215	4.88%, 10/29/2022 ■	215

The accompanying notes are an integral part of these financial statements.

23

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
		Brazil - 0.3%
		Brazil (Republic of)
	$635	2.63%, 01/05/2023	$633
	619	5.63%, 01/07/2041	792
BRL	700	6.00%, 05/15/2015 ◄	376
	165	6.00%, 01/17/2017	195
	1,716	7.13%, 01/20/2037	2,583
	1,042	8.25%, 01/20/2034	1,709
	15	12.25%, 03/06/2030	31
			6,319
		Chile - 0.0%
		Chile (Republic of)
	170	3.25%, 09/14/2021	185

		Colombia - 0.2%
		Colombia (Republic of)
	455	6.13%, 01/18/2041	621
	1,360	7.38%, 01/27/2017 - 03/18/2019	1,705
COP	1,450,000	7.75%, 04/14/2021	997
COP	10,000	9.85%, 06/28/2027	9
	85	10.38%, 01/28/2033	157
	535	11.75%, 02/25/2020	865
COP	108,000	12.00%, 10/22/2015	73
			4,427
		Croatia - 0.1%
		Croatia (Republic of)
	460	6.25%, 04/27/2017 ■	506
	375	6.25%, 04/27/2017 §	412
	255	6.38%, 03/24/2021 §	289
			1,207
		Dominican Republic - 0.0%
		Dominican Republic
	383	9.04%, 01/23/2018 §	440

		El Salvador - 0.0%
		El Salvador (Republic of)
	175	7.63%, 02/01/2041 §	204
	80	7.65%, 06/15/2035 §	93
	10	8.25%, 04/10/2032 §	12
			309
		Guatemala (Republic of) - 0.0%
		Guatemala (Republic of)
	240	5.75%, 06/06/2022 ■	274

		Hungary - 0.1%
		Hungary (Republic of)
EUR	280	3.88%, 02/24/2020	334
EUR	505	4.38%, 07/04/2017	637
EUR	550	5.75%, 06/11/2018	733
EUR	166	6.00%, 01/11/2019 §	223
	750	7.63%, 03/29/2041	891
			2,818
		Iceland - 0.0%
		Iceland (Republic of)
	226	5.88%, 05/11/2022 ■	246

		Indonesia - 0.4%
		Indonesia (Republic of)
	355	4.88%, 05/05/2021 §	405
	1,350	5.25%, 01/17/2042 §	1,556
	1,000	5.88%, 03/13/2020 §	1,201
	485	6.63%, 02/17/2037 §	650
	265	6.75%, 03/10/2014 §	283
	2,000	6.88%, 03/09/2017 - 01/17/2018 §	2,407
	780	7.25%, 04/20/2015 §	881
	985	7.50%, 01/15/2016 §	1,152
	200	7.75%, 01/17/2038 §	303
	360	10.38%, 05/04/2014 §	407
	105	11.63%, 03/04/2019 §	159
			9,404
		Ivory Coast - 0.1%
		Ivory Coast (Republic of)
	100	3.75%, 12/31/2032 ■	90
	880	3.75%, 12/31/2032 §	792
			882
		Korea (Republic of) - 0.0%
		Korea (Republic of)
	220	7.13%, 04/16/2019	287

		Latvia - 0.0%
		Latvia (Republic of)
	385	5.25%, 02/22/2017 ■	426
	200	5.25%, 02/22/2017 §	221
			647
		Mexico - 0.5%
		Mexican Bonos
MXN	9,692	8.00%, 12/17/2015	803
		Mexican Bonos De Desarrollo
MXN	12,322	7.25%, 12/15/2016	1,015
		United Mexican States
	982	4.75%, 03/08/2044	1,090
	1,260	5.63%, 01/15/2017	1,473
	3,214	5.75%, 10/12/2110	3,776
	230	5.88%, 01/15/2014	243
	768	6.05%, 01/11/2040	1,019
	804	6.63%, 03/03/2015	908
	235	6.75%, 09/27/2034	333
	191	7.50%, 04/08/2033	290
			10,950
		Panama - 0.1%
		Panama (Republic of)
	433	7.25%, 03/15/2015	493
	345	8.88%, 09/30/2027	560
	120	9.38%, 04/01/2029	206
			1,259
		Peru - 0.1%
		Peru (Republic of)
	905	8.38%, 05/03/2016	1,122
	854	8.75%, 11/21/2033	1,495
	25	9.88%, 02/06/2015	30
		Peru Bono Soberano
PEN	75	7.84%, 08/12/2020	36
			2,683

The accompanying notes are an integral part of these financial statements.

24

Shares or Principal Amount ╬		Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
	Philippines - 0.3%
	Philippines (Republic of)
$1,155	6.38%, 01/15/2032 - 10/23/2034	$1,589
215	7.75%, 01/14/2031	332
357	8.00%, 01/15/2016	431
875	9.38%, 01/18/2017	1,155
345	9.50%, 02/02/2030	603
100	9.88%, 01/15/2019	145
630	10.63%, 03/16/2025	1,107
		5,362
	Poland - 0.0%
	Poland (Republic of)
200	6.38%, 07/15/2019	249

	Qatar (State of) - 0.1%
	Qatar (State of)
925	3.13%, 01/20/2017 §	978
160	5.25%, 01/20/2020 §	191
		1,169
	Russia - 0.6%
	Russian Federation
1,800	3.25%, 04/04/2017 ■	1,910
1,200	3.25%, 04/04/2017 §	1,273
200	3.63%, 04/29/2015 ■	212
700	3.63%, 04/29/2015 §	743
600	4.50%, 04/04/2022 §	671
1,300	5.00%, 04/29/2020 §	1,505
1,400	5.63%, 04/04/2042 §	1,682
3,302	7.50%, 03/31/2030 §	4,181
690	12.75%, 06/24/2028 §	1,363
		13,540
	Slovakia (Slovak Republic) - 0.0%
	Slovak Republic
535	4.38%, 05/21/2022 ■	571

	South Africa - 0.1%
	South Africa (Republic of)
340	4.67%, 01/17/2024	376
825	6.25%, 03/08/2041	1,058
100	6.88%, 05/27/2019	124
		1,558
	Sri Lanka - 0.0%
	Sri Lanka (Republic of)
320	5.88%, 07/25/2022 ■	350

	Turkey - 0.7%
	Turkey (Republic of)
270	5.13%, 03/25/2022	303
335	6.00%, 01/14/2041	394
305	6.25%, 09/26/2022	369
2,140	6.75%, 04/03/2018	2,548
519	6.88%, 03/17/2036	668
1,790	7.00%, 09/26/2016	2,081
2,175	7.25%, 03/15/2015	2,428
1,700	7.38%, 02/05/2025	2,223
2,230	7.50%, 07/14/2017	2,691
		13,705
	Ukraine - 0.1%
	Ukraine (Government of)
350	6.25%, 06/17/2016 ■	346
200	6.25%, 06/17/2016 §	197
410	6.58%, 11/21/2016 §	405
260	6.75%, 11/14/2017 §	257
105	6.88%, 09/23/2015 §	105
200	7.75%, 09/23/2020 §	209
220	9.25%, 07/24/2017 ■	240
		1,759
	United Arab Emirates - 0.0%
	Emirate of Abu Dhabi
200	6.75%, 04/08/2019 §	255

	Uruguay - 0.0%
	Uruguay (Republic of)
214	7.63%, 03/21/2036	332
181	7.88%, 01/15/2033	281
		613
	Venezuela - 0.5%
	Venezuela (Republic of)
1,165	6.00%, 12/09/2020 §	888
356	7.00%, 12/01/2018 §	306
1,924	8.25%, 10/13/2024 §	1,587
1,445	9.00%, 05/07/2023 §	1,268
1,070	9.25%, 09/15/2027	966
2,775	11.75%, 10/21/2026 §	2,810
1,958	12.75%, 08/23/2022 §	2,100
170	13.63%, 08/15/2018	188
		10,113
	Total foreign government obligations
	(cost $90,800)	$94,283

MUNICIPAL BONDS - 0.5%
	Airport Revenues - 0.0%
	New York & New Jersey PA,
$15	4.93%, 10/01/2051	$17

	General Obligations - 0.3%
	California State GO,
725	7.30%, 10/01/2039	973
230	7.60%, 11/01/2040	325
550	7.63%, 03/01/2040	769
	California State GO, Taxable,
2,570	7.55%, 04/01/2039	3,585
	Illinois State GO,
155	5.10%, 06/01/2033	153
585	5.67%, 03/01/2018	664
		6,469
	Miscellaneous - 0.0%
	California State Public Works Board Lease Rev,
50	8.36%, 10/01/2034	63

	Transportation - 0.2%
	New Jersey State Turnpike Auth,
250	7.10%, 01/01/2041	360
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040	74

The accompanying notes are an integral part of these financial statements.

25

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
MUNICIPAL BONDS - 0.5% - (continued)
	Transportation - 0.2% - (continued)
	New York and New Jersey PA,
$2,500	4.46%, 10/01/2062		$2,516
350	5.86%, 12/01/2024		453
	North Texas Tollway Auth Rev,
455	6.72%, 01/01/2049		623
			4,026
	Total municipal bonds
	(cost $9,527)		$10,575

SENIOR FLOATING RATE INTERESTS♦ - 0.1%
	Arts, Entertainment and Recreation - 0.0%
	Kabel Deutschland GmbH
$295	4.25%, 02/01/2019		$296

	Finance and Insurance - 0.0%
	Asurion Corp., Term Loan
325	5.50%, 05/24/2018		327

	Health Care and Social Assistance - 0.0%
	Hologic, Inc.
125	4.50%, 08/01/2019		126

	Mining - 0.1%
	Arch Coal, Inc.
409	5.75%, 05/16/2018		412

	Utilities - 0.0%
	Texas Competitive Electric Holdings Co. LLC
599	4.75%, 10/10/2017		386

	Total senior floating rate interests
	(cost $1,600)		$1,547

U.S. GOVERNMENT SECURITIES - 1.1%
U.S. Treasury Securities - 1.1%
	U.S. Treasury Bonds - 0.2%
$3,800	4.50%, 02/15/2036 ╦		$5,056

	U.S. Treasury Notes - 0.9%
17,800	3.25%, 12/31/2016 ‡		19,761

			24,817
	Total U.S. government securities
	(cost $24,952)		$24,817

	Total long-term investments (cost $1,932,736)		$2,067,095

SHORT-TERM INVESTMENTS - 2.1%
Repurchase Agreements - 2.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $8,103,
collateralized by FHLMC 2.46% -
4.50%, 2040 - 2042, FNMA 2.40% -
	3.50%, 2027 - 2042, value of $8,265)
$8,103	0.30%, 10/31/2012		$8,103
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $3,299, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S.
Treasury Note 0.63%, 2017, value of
	$3,365)
3,299	0.25%, 10/31/2012		3,299
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $5,673, collateralized by FNMA 2.50%, 2027, value of $5,786)
5,673	0.35%, 10/31/2012		5,673
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,155, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $2,198)
2,155	0.35%, 10/31/2012		2,155
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $10,011, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $10,198)
10,011	0.28%, 10/31/2012		10,011
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $12,688, collateralized by
FFCB 0.23% - 5.70%, 2013 - 2020,
FHLB 0.07% - 6.70%, 2012 - 2021,
FHLMC 0.09% - 6.00%, 2012 - 2042,
FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $12,942)
12,688	0.25%, 10/31/2012		12,688
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $58, collateralized by U.S. Treasury Note 8.13%, 2019, value of $59)
57	0.25%, 10/31/2012		57
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,941, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $3,000)
2,941	0.30%, 10/31/2012		2,941
			44,927
	Total short-term investments
	(cost $44,927)		$44,927

	Total investments
	(cost $1,977,663) ▲	98.3%	$2,112,022
	Other assets and liabilities	1.7%	36,758
	Total net assets	100.0%	$2,148,780

The accompanying notes are an integral part of these financial statements.

26

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $1,978,747 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$140,967
Unrealized Depreciation	(7,692)
Net Unrealized Appreciation	$133,275

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. Securities valued at $1,217, held on behalf of the Fund at the custody bank, were received from broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

Þ	This security may pay interest in additional principal instead of cash.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $152,448, which represents 7.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $48,984, which represents 2.3% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the first call date.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $365 at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

27

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2012

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 30-Year Bond Future	178	12/19/2012	$26,643	$26,578	$(65)

Short position contracts:
U.S. Treasury 10-Year Note Future	357	12/19/2012	$47,463	$47,492	$(29)
U.S. Treasury 5-Year Note Future	26	12/31/2012	3,233	3,231	2
U.S. Treasury CME Ultra Long Term Bond Future	41	12/19/2012	6,748	6,769	(21)
					$(48)
					$(113)

* The number of contracts does not omit 000's.

Cash of $232 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Buy	12/04/2012	MSC	$142	$145	$3
COP	Sell	12/19/2012	CBK	1,087	1,074	13
EUR	Sell	11/30/2012	BNP	317	316	1
EUR	Sell	12/19/2012	DEUT	97	97	–
EUR	Sell	12/19/2012	JPM	1,248	1,248	–
EUR	Sell	12/19/2012	UBS	319	320	(1)
GBP	Buy	11/05/2012	RBC	614	614	–
MXN	Buy	12/19/2012	CBK	1,110	1,082	(28)
MXN	Buy	12/19/2012	SSG	48	47	(1)
MXN	Sell	12/19/2012	JPM	2,433	2,432	1
MYR	Buy	12/19/2012	UBS	267	270	3
PEN	Sell	12/19/2012	CBK	33	33	–
TRY	Buy	12/19/2012	BOA	563	567	4
						$(5)

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AAA.06	BCLY	$763	(0.18)%	07/25/45	$71	$46	$(25)
ABX.HE.PENAAA.06	BCLY	969	(0.11)%	05/25/46	265	206	(59)
CDX.NA.HY.19	BCLY	3,130	(5.00)%	12/20/17	21	25	4
Total					$357	$277	$(80)
Sell protection:
CDX.NA.HY.18	GSC	$27,893	5.00%	06/20/17	$(514)	$14	$528
Total traded indices					$(157)	$291	$448
Credit default swaps on single-name issues:
Buy protection:
China (People's Republic of)	BCLY	$4,585	(1.00)% / 0.65%	09/20/17	$32	$(79)	$(111)
China (People's Republic of)	DEUT	3,840	(1.00)% / 0.65%	09/20/17	30	(66)	(96)
Total					$62	$(145)	$(207)

The accompanying notes are an integral part of these financial statements.

28

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Sell protection:
Hewlett Packard Co.	GSC	$320	1.00% / 3.26%	09/20/17	$(27)	$(32)	$(5)
Hewlett Packard Co.	MSC	605	1.00% / 3.26%	09/20/17	(47)	(61)	(14)
Total					$(74)	$(93)	$(19)
Total single name issues					$(12)	$(238)	$(226)
					$(169)	$53	$222

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪ See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	EURO
GBP	British Pound
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
TRY	Turkish New Lira

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield

Municipal Bond Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

29

The Hartford Balanced Income Fund
Investments Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$28,517	$–	$19,777	$8,740
Common Stocks ‡	984,143	893,050	91,093	–
Corporate Bonds	921,925	–	919,084	2,841
Foreign Government Obligations	94,283	–	94,068	215
Municipal Bonds	10,575	–	10,575	–
Preferred Stocks	1,288	1,288	–	–
Senior Floating Rate Interests	1,547	–	1,547	–
U.S. Government Securities	24,817	–	24,817	–
Short-Term Investments	44,927	–	44,927	–
Total	$2,112,022	$894,338	$1,205,888	$11,796
Credit Default Swaps *	532	–	532	–
Foreign Currency Contracts *	25	–	25	–
Futures *	2	2	–	–
Total	$559	$2	$557	$–
Liabilities:
Credit Default Swaps *	310	–	310	–
Foreign Currency Contracts *	30	–	30	–
Futures *	115	115	–	–
Total	$455	$115	$340	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$175	$402	†	$531	$8,005	$(373)	$—	$—	$8,740
Corporate Bonds and Foreign Government Obligations	186	1	73	‡	1	2,927	(2)	—	(130)	3,056
Total	$186	$176	$475		$532	$10,932	$(375)	$—	$(130)	$11,796

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $402.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $74.

The accompanying notes are an integral part of these financial statements.

30

The Hartford Balanced Income Fund
Statements of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,977,663)	$2,112,022
Cash	1,159	*
Unrealized appreciation on foreign currency contracts	25
Unrealized appreciation on swap contracts	532
Receivables:
Investment securities sold	4,299
Fund shares sold	26,516
Dividends and interest	13,127
Variation margin	122
Swap premiums paid	419
Other assets	312
Total assets	2,158,533
Liabilities:
Unrealized depreciation on foreign currency contracts	30
Unrealized depreciation on swap contracts	310
Payables:
Investment securities purchased	4,808
Fund shares redeemed	3,077
Investment management fees	278
Administrative fees	2
Distribution fees	209
Variation margin	182
Accrued expenses	262
Swap premiums received	588
Other liabilities	7
Total liabilities	9,753
Net assets	$2,148,780
Summary of Net Assets:
Capital stock and paid-in-capital	$1,983,644
Undistributed net investment income	4,522
Accumulated net realized gain	26,155
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	134,459
Net assets	$2,148,780

* Cash of $232 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

31

The Hartford Balanced Income Fund
Statements of Assets and Liabilities – (continued)
October 31, 2012
(000’s Omitted)

Shares authorized	1,050,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$12.24/$12.95
Shares outstanding	92,396
Net assets	$1,131,250
Class B: Net asset value per share	$12.20
Shares outstanding	1,348
Net assets	$16,451
Class C: Net asset value per share	$12.13
Shares outstanding	53,540
Net assets	$649,208
Class I: Net asset value per share	$12.24
Shares outstanding	25,111
Net assets	$307,422
Class R3: Net asset value per share	$12.29
Shares outstanding	2,270
Net assets	$27,888
Class R4: Net asset value per share	$12.28
Shares outstanding	1,186
Net assets	$14,568
Class R5: Net asset value per share	$12.29
Shares outstanding	13
Net assets	$164
Class Y: Net asset value per share	$12.34
Shares outstanding	148
Net assets	$1,829

The accompanying notes are an integral part of these financial statements.

32

The Hartford Balanced Income Fund
Statements of Operations
October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$21,617
Interest	28,766
Less: Foreign tax withheld	(308)
Total investment income	50,075

Expenses:
Investment management fees	8,283
Administrative services fees	42
Transfer agent fees	1,454
Distribution fees
Class A	1,853
Class B	90
Class C	3,694
Class R3	81
Class R4	15
Custodian fees	32
Accounting services fees	264
Registration and filing fees	232
Board of Directors' fees	25
Audit fees	18
Other expenses	201
Total expenses (before waivers and fees paid indirectly)	16,284
Expense waivers	(2,821)
Commission recapture	(5)
Total waivers and fees paid indirectly	(2,826)
Total expenses, net	13,458
Net Investment Income	36,617
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	27,963
Net realized loss on futures	(241)
Net realized loss on swap contracts	(48)
Net realized gain on foreign currency contracts	21
Net realized loss on other foreign currency transactions	(40)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	27,655
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	105,299
Net unrealized depreciation of futures	(242)
Net unrealized appreciation of swap contracts	350
Net unrealized depreciation of foreign currency contracts	(14)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	105,391
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	133,046
Net Increase in Net Assets Resulting from Operations	$169,663

The accompanying notes are an integral part of these financial statements.

33

The Hartford Balanced Income Fund
Statements of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$36,617	$12,742
Net realized gain on investments, other financial instruments and foreign currency transactions	27,655	4,528
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	105,391	12,866
Net Increase In Net Assets Resulting From Operations	169,663	30,136
Distributions to Shareholders:
From net investment income
Class A	(19,641)	(8,300)
Class B	(283)	(143)
Class C	(7,668)	(2,280)
Class I	(5,040)	(1,041)
Class R3	(389)	(45)
Class R4	(194)	(10)
Class R5	(4)	(4)
Class Y	(22)	(5)
Total distributions	(33,241)	(11,828)
Capital Share Transactions:
Class A	658,746	204,729
Class B	5,691	4,020
Class C	471,539	83,513
Class I	227,464	42,804
Class R3	20,914	5,193
Class R4	13,365	334
Class R5	31	4
Class Y	1,616	5
Net increase from capital share transactions	1,399,366	340,602
Net Increase In Net Assets	1,535,788	358,910
Net Assets:
Beginning of period	612,992	254,082
End of period	$2,148,780	$612,992
Undistributed (distribution in excess of) net investment income (loss)	$4,522	$1,512

The accompanying notes are an integral part of these financial statements.

34

The Hartford Balanced Income Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

35

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

36

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

37

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

38

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments,

39

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated

40

with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

41

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$25	$—	$—	$—	$—	$25
Unrealized appreciation on swap contracts	—	—	532	—	—	—	532
Variation margin receivable *	122	—	—	—	—	—	122
Total	$122	$25	$532	$—	$—	$—	$679

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$30	$—	$—	$—	$—	$30
Unrealized depreciation on swap contracts	—	—	310	—	—	—	310
Variation margin payable *	182	—	—	—	—	—	182
Total	$182	$30	$310	$—	$—	$—	$522

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(113) as reported in the Schedule of Investments.

42

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(241)	$—	$—	$—	$—	$—	$(241)
Net realized loss on swap contracts	—	—	(48)	—	—	—	(48)
Net realized gain on foreign currency contracts	—	21	—	—	—	—	21
Total	$(241)	$21	$(48)	$—	$—	$—	$(268)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(242)	$—	$—	$—	$—	$—	$(242)
Net change in unrealized appreciation of swap contracts	—	—	350	—	—	—	350
Net change in unrealized depreciation of foreign currency contracts	—	(14)	—	—	—	—	(14)
Total	$(242)	$(14)	$350	$—	$—	$—	$94

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the

43

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$33,241	$11,828

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,916
Undistributed Long-Term Capital Gain	13,778
Unrealized Appreciation *	133,440
Total Accumulated Earnings	$165,134

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent

44

differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(366)
Accumulated Net Realized Gain (Loss)	366

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $922 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

45

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Average Daily Net Assets	Annual Fee
On first $250 million	0.700%
On next $250 million	0.630%
On next $500 million	0.600%
On next $1.5 billion	0.570%
On next $2.5 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.525%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

HIFSCO voluntarily agreed to waive management fees of 0.50% of average daily net assets until February 29, 2012.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.89%	1.64%	1.64%	0.64%	1.14%	0.84%	0.64%	0.59%

* Due to the reduced Class B Distribution and Service Plan (12b-1) fees effective June 30, 2012, the limit on net operating expenses attributable to Class B shares is 0.89%.

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.75%	1.50%	1.50%	0.50%	1.00%	0.70%	0.40%	0.35%

46

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.83%
Class B	1.30
Class C	1.58
Class I	0.59
Class R3	1.11
Class R4	0.83
Class R5	0.56
Class Y	0.56

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $17,127 and contingent deferred sales charges of $130 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, Class B shares’ Rule 12b-1 fee was reduced from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $173.  These commissions are in turn paid to sales representatives of the broker/dealers.

47

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	11	0%
Class R4	11	1
Class R5	11	85
Class Y	13	9

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,681,976
Sales Proceeds Excluding U.S. Government Obligations	355,455
Cost of Purchases for U.S. Government Obligations	53,439
Sales Proceeds for U.S. Government Obligations	32,431

48

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	63,789	1,615	(8,878)	—	56,526	23,720	734	(5,482)	—	18,972
Amount	$743,556	$18,846	$(103,656)	$—	$658,746	$256,063	$7,863	$(59,197)	$—	$204,729
Class B
Shares	750	20	(272)	—	498	509	13	(149)	—	373
Amount	$8,622	$237	$(3,168)	$—	$5,691	$5,481	$140	$(1,601)	$—	$4,020
Class C
Shares	43,872	561	(3,706)	—	40,727	8,989	183	(1,393)	—	7,779
Amount	$508,056	$6,494	$(43,011)	$—	$471,539	$96,508	$1,951	$(14,946)	$—	$83,513
Class I
Shares	21,997	324	(2,850)	—	19,471	5,520	86	(1,635)	—	3,971
Amount	$257,129	$3,794	$(33,459)	$—	$227,464	$59,430	$926	$(17,552)	$—	$42,804
Class R3
Shares	2,613	33	(858)	—	1,788	1,041	4	(579)	—	466
Amount	$30,676	$388	$(10,150)	$—	$20,914	$11,415	$45	$(6,267)	$—	$5,193
Class R4
Shares	1,437	15	(308)	—	1,144	41	1	(11)	—	31
Amount	$16,938	$180	$(3,753)	$—	$13,365	$442	$10	$(118)	$—	$334
Class R5
Shares	2	—	—	—	2	—	1	—	—	1
Amount	$27	$4	$—	$—	$31	$—	$4	$—	$—	$4
Class Y
Shares	143	2	(9)	—	136	—	—	—	—	—
Amount	$1,700	$21	$(105)	$—	$1,616	$—	$5	$—	$—	$5
Total
Shares	134,603	2,570	(16,881)	—	120,292	39,820	1,022	(9,249)	—	31,593
Amount	$1,566,704	$29,964	$(197,302)	$—	$1,399,366	$429,339	$10,944	$(99,681)	$—	$340,602

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	28	$332
For the Year Ended October 31, 2011	16	$173

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

49

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

50

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51

The Hartford Balanced Income Fund
Financial Highlights
- Selected Per-Share Date (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$–	$–	$(0.31)	$12.24
B	10.98	0.30	1.16	1.46	(0.24)	–	–	(0.24)	12.20
C	10.94	0.25	1.18	1.43	(0.24)	–	–	(0.24)	12.13
I	11.02	0.37	1.18	1.55	(0.33)	–	–	(0.33)	12.24
R3	11.06	0.31	1.20	1.51	(0.28)	–	–	(0.28)	12.29
R4	11.06	0.33	1.21	1.54	(0.32)	–	–	(0.32)	12.28
R5	11.06	0.38	1.18	1.56	(0.33)	–	–	(0.33)	12.29
Y	11.05	0.37	1.26	1.63	(0.34)	–	–	(0.34)	12.34

For the Year Ended October 31, 2011 (E)
A	10.55	0.37	0.44	0.81	(0.34)	–	–	(0.34)	11.02
B	10.51	0.28	0.44	0.72	(0.25)	–	–	(0.25)	10.98
C	10.48	0.29	0.44	0.73	(0.27)	–	–	(0.27)	10.94
I	10.54	0.39	0.45	0.84	(0.36)	–	–	(0.36)	11.02
R3	10.58	0.32	0.46	0.78	(0.30)	–	–	(0.30)	11.06
R4	10.58	0.37	0.44	0.81	(0.33)	–	–	(0.33)	11.06
R5	10.58	0.41	0.44	0.85	(0.37)	–	–	(0.37)	11.06
Y	10.57	0.42	0.43	0.85	(0.37)	–	–	(0.37)	11.05

For the Year Ended October 31, 2010
A	9.44	0.33	1.11	1.44	(0.33)	–	–	(0.33)	10.55
B	9.40	0.29	1.07	1.36	(0.25)	–	–	(0.25)	10.51
C	9.40	0.26	1.10	1.36	(0.28)	–	–	(0.28)	10.48
I(F)	9.81	0.25	0.74	0.99	(0.26)	–	–	(0.26)	10.54
R3(I)	9.75	0.13	0.84	0.97	(0.14)	–	–	(0.14)	10.58
R4(I)	9.75	0.14	0.84	0.98	(0.15)	–	–	(0.15)	10.58
R5(I)	9.75	0.16	0.84	1.00	(0.17)	–	–	(0.17)	10.58
Y	9.46	0.42	1.05	1.47	(0.36)	–	–	(0.36)	10.57

For the Year Ended October 31, 2009 (E)
A	8.22	0.38	1.23	1.61	(0.39)	–	–	(0.39)	9.44
B	8.20	0.31	1.23	1.54	(0.34)	–	–	(0.34)	9.40
C	8.19	0.31	1.23	1.54	(0.33)	–	–	(0.33)	9.40
Y	8.24	0.42	1.22	1.64	(0.42)	–	–	(0.42)	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	(2.75)	(2.35)	(0.41)	(0.04)	–	(0.45)	8.22
B	10.98	0.33	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	8.20
C	10.97	0.33	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	8.19
Y	11.03	0.44	(2.75)	(2.31)	(0.44)	(0.04)	–	(0.48)	8.24

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 26, 2010.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on May 28, 2010.

52

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

14.05%		$1,131,250	1.04%		0.83%		2.98%		30%
13.44		16,451	1.54		1.30		2.55		–
13.22		649,208	1.79		1.58		2.19		–
14.31		307,422	0.81		0.59		3.19		–
13.84		27,888	1.41		1.11		2.64		–
14.08		14,568	1.17		0.83		2.77		–
14.33		164	0.76		0.56		3.29		–
14.98		1,829	0.74		0.56		3.14		–

7.78		395,347	1.17		0.67		3.44		29
6.96		9,328	2.05		1.50		2.61		–
7.05		140,127	1.90		1.40		2.70		–
8.11		62,139	0.94		0.44		3.62		–
7.45		5,333	1.50		1.00		2.96		–
7.82		463	1.22		0.70		3.37		–
8.13		119	0.91		0.40		3.75		–
8.23		136	0.81		0.31		3.84		–

15.55		178,227	1.24		0.74		3.73		34
14.69		5,008	2.13		1.50		3.07		–
14.66		52,740	1.98		1.48		2.82		–
10.23	(G)	17,593	0.99	(H)	0.49	(H)	3.52	(H)	–
10.03	(G)	166	1.58	(H)	1.01	(H)	3.03	(H)	–
10.17	(G)	112	1.28	(H)	0.71	(H)	3.40	(H)	–
10.33	(G)	110	0.96	(H)	0.41	(H)	3.70	(H)	–
15.87		126	0.86		0.35		4.24		–

20.29		59,923	1.32		1.19		4.56		63
19.37		3,681	2.26		1.90		3.80		–
19.44		6,409	2.10		1.94		3.81		–
20.67		108	0.94		0.85		4.96		–

(22.01)		36,544	1.25		1.25		4.10		44
(22.53)		1,945	2.14		2.00		3.35		–
(22.55)		4,007	2.04		2.00		3.34		–
(21.67)		90	0.91		0.90		4.43		–

53

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

54

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

55

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

56

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

57

The Hartford Balanced Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

58

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,055.13	$4.60	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class B	$1,000.00	$1,053.99	$5.78	$1,000.00	$1,019.51	$5.69	1.12	184	366
Class C	$1,000.00	$1,051.47	$8.46	$1,000.00	$1,016.89	$8.31	1.64	184	366
Class I	$1,000.00	$1,056.32	$3.31	$1,000.00	$1,021.92	$3.25	0.64	184	366
Class R3	$1,000.00	$1,053.92	$5.89	$1,000.00	$1,019.41	$5.79	1.14	184	366
Class R4	$1,000.00	$1,055.68	$4.34	$1,000.00	$1,020.91	$4.27	0.84	184	366
Class R5	$1,000.00	$1,056.96	$3.31	$1,000.00	$1,021.92	$3.25	0.64	184	366
Class Y	$1,000.00	$1,058.77	$3.05	$1,000.00	$1,022.17	$3.00	0.59	184	366

59

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Income Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

61

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, the Fund’s contractual management fee had been reduced at all levels and an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that the Fund’s contractual management fee had recently been reduced at all asset levels and that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

62

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-BI12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Capital Appreciation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Capital Appreciation A#	8.84%	-4.36%	7.96%
Capital Appreciation A##	2.86%	-5.43%	7.35%
Capital Appreciation B#	7.93%	-5.13%	7.29%*
Capital Appreciation B##	2.93%	-5.47%	7.29%*
Capital Appreciation C#	8.11%	-5.04%	7.21%
Capital Appreciation C##	7.11%	-5.04%	7.21%
Capital Appreciation I#	9.19%	-4.07%	8.16%
Capital Appreciation R3#	8.59%	-4.62%	8.00%
Capital Appreciation R4#	8.92%	-4.31%	8.21%
Capital Appreciation R5#	9.25%	-4.02%	8.39%
Capital Appreciation Y#	9.36%	-3.93%	8.46%
Russell 3000 Index	14.75%	0.59%	7.47%
S&P 500 Index	15.19%	0.36%	6.90%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund
Manager Discussion
October 31, 2012

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 8.84%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 3000 Index, which returned 14.75% for the same period. The Fund also underperformed the 13.22% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Telecommunications Services (+25.6%), Health Care (+22.5%), and Consumer Discretionary (+19.7%) sectors, while the Energy (+5.2%), Information Technology (+8.8%) and Materials (+10.3%) sectors lagged on a relative basis.

The Fund underperformed its benchmark primarily due to weak security selection. Positive stock selection within the Information Technology, Financials and Utilities sectors was not enough to offset weak stock selection within the Consumer Discretionary, Telecommunication Services, and Materials sectors. Sector allocation, a result of bottom-up stock selection, contributed modestly to benchmark-relative returns due to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the strong-performing Consumer Discretionary sector and an underweight to the weaker performing Information Technology sector.

Chesapeake Energy (Energy), Ford Motor Company (Consumer Discretionary), and NII Holdings (Telecommunication Services) detracted most from relative returns during the period. Chesapeake Energy, a US-based producer of natural gas, oil, and natural gas liquids, underperformed due to concerns that increased spending on leaseholds and capital expenditures would not result in higher production as well as concerns regarding the company’s corporate governance. U.S. auto-maker Ford Motor Company posted a slight positive absolute return (i.e. total return) over the period but lagged the benchmark, and our overweight position weighed on relative returns. Although profitability was strong, particularly in North America, losses in Europe contributed to skepticism among investors. NII Holdings offers a fully integrated wireless communications tool with digital cellular service, text/numeric paging, wireless internet access and Nextel DirectConnect for business customers in Latin America. NII Holdings’ share price declined due to weak reported revenue and concerns about near-term profitability. Top detractors from absolute returns also included MetroPCS Communications (Telecommunication Services).

The top contributors to relative performance included Gilead Sciences (Health Care), American International Group (Financials) and JPMorgan Chase (Financials). U.S.-based biopharmaceutical company Gilead Sciences outperformed after the firm's results exceeded expectations on strong antiviral product sales, and investors reacted positively to the firm's plans for developing its hepatitis C franchise. The share price of insurer American International Group climbed as a result of improving fundamentals in the broader global insurance industry combined with a decrease in the US Government’s stake in the company, which has removed an overhang on the shares. Shares of US-based global financial services firm JPMorgan Chase rebounded as investors gained confidence that the firm’s trading loss has largely been addressed. Computer, smartphone, and application designer and retailer Apple (Consumer Discretionary) was also among the top contributors to absolute performance during the period.

3

The Hartford Capital Appreciation Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

Although we continue to have concerns about the macroeconomic environment due to significant unresolved challenges in the U.S. and Europe, we believe these challenges are largely priced in at current valuations. As a result, we ended the period with a cautiously optimistic positioning.

In this environment we continue to focus our efforts on stock-by-stock fundamental research consistent with the Fund’s opportunistic investment strategy. We continue to seek out and identify companies that we believe hold the potential for capital appreciation in a moderate growth environment. At the end of the period, our bottom-up decisions resulted in overweights in the Consumer Discretionary, Industrials, and Financials sectors and underweights in Consumer Staples, Utilities, and Information Technology sectors relative to the Russell 3000 Index.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	8.0%
Banks (Financials)	1.8
Capital Goods (Industrials)	5.5
Commercial and Professional Services (Industrials)	1.1
Consumer Services (Consumer Discretionary)	2.9
Diversified Financials (Financials)	10.2
Energy (Energy)	9.3
Food and Staples Retailing (Consumer Staples)	2.9
Food, Beverage and Tobacco (Consumer Staples)	0.3
Health Care Equipment and Services (Health Care)	2.8
Insurance (Financials)	4.3
Materials (Materials)	2.7
Media (Consumer Discretionary)	4.2
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	8.0
Real Estate (Financials)	0.5
Retailing (Consumer Discretionary)	6.8
Semiconductors and Semiconductor Equipment (Information Technology)	1.3
Software and Services (Information Technology)	8.0
Technology Hardware and Equipment (Information Technology)	5.1
Telecommunication Services (Services)	1.4
Transportation (Industrials)	10.7
Total	97.8%
Fixed Income Securities
Finance and Insurance (Finance)	0.4%
Total	0.4%
Short-Term Investments	1.4
Other Assets and Liabilities	0.4
Total	100.0%

4

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.8%
	Automobiles and Components - 8.0%
46,856	Ford Motor Co. w/ rights	$522,912
13,513	Goodyear (The) Tire & Rubber Co. ●	154,181
284	Hyundai Motor Co., Ltd.	58,314
4,315	TRW Automotive Holdings Corp. ●	200,700
		936,107
	Banks - 1.8%
2,141	Grupo Financiero Santander Mexico S.A.B. de C.V. ●	29,268
988	Hana Financial Holdings	28,737
34,446	Mitsubishi UFJ Financial Group, Inc.	155,833
		213,838
	Capital Goods - 5.5%
5,469	General Electric Co.	115,186
20,560	Itochu Corp.	205,796
3,129	KBR, Inc.	87,166
4,692	Rolls-Royce Holdings plc	64,847
2,864	Safran S.A.	114,064
383	TransDigm Group, Inc.	50,987
		638,046
	Commercial and Professional Services - 1.1%
3,114	Pentair Ltd.	131,540

	Consumer Services - 2.9%
758	Ctrip.com International Ltd. ADR ●	15,163
—	Diamond Resorts LLC ⌂†	102,728
3,714	Dunkin' Brands Group, Inc.	115,124
2,212	Wyndham Worldwide Corp.	111,474
		344,489
	Diversified Financials - 10.2%
22,611	Bank of America Corp.	210,731
9,489	Citigroup, Inc.	354,783
16,793	ING Groep N.V. ●	149,429
11,343	JP Morgan Chase & Co.	472,768
		1,187,711
	Energy - 9.3%
3,242	BG Group plc	60,195
3,247	BP plc ADR	139,242
3,524	Cheniere Energy, Inc. ●	56,695
5,762	Chesapeake Energy Corp.	116,733
5,075	Ensco plc	293,428
510	Halliburton Co.	16,452
2,478	Imperial Oil Ltd.	108,771
16,391	JX Holdings, Inc.	87,299
3,483	Tesoro Corp.	131,351
2,489	Valero Energy Corp.	72,429
		1,082,595
	Food and Staples Retailing - 2.9%
5,137	CVS Caremark Corp.	238,357
4,036	Kroger (The) Co.	101,780
		340,137
	Food, Beverage and Tobacco - 0.3%
1,240	Mondelez International., Inc.	32,921

	Health Care Equipment and Services - 2.8%
1,793	Covidien plc	98,531
5,521	Hologic, Inc. ●	113,839
3,036	St. Jude Medical, Inc.	116,142
		328,512
	Insurance - 4.3%
3,799	Aflac, Inc.	189,113
9,047	American International Group, Inc. ●	316,012
		505,125
	Materials - 2.7%
20,321	Glencore International plc	112,766
4,650	International Paper Co.	166,613
20,000	PTT Chemical Public Co., Ltd. ●	39,613
6,530	Sino Forest Corp. Class A ⌂●†	—
		318,992
	Media - 4.2%
231	DirecTV ●	11,795
1,866	Gannett Co., Inc.	31,537
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	—
2,840	Time Warner, Inc.	123,403
3,707	Viacom, Inc. Class B	190,079
2,683	Walt Disney Co.	131,650
		488,464
	Pharmaceuticals, Biotechnology and Life Sciences - 8.0%
11,186	Excel Medical Fund L.P. ⌂●†Ђ	8,331
4,156	Gilead Sciences, Inc. ●	279,083
1,307	Johnson & Johnson	92,555
1,448	Merck & Co., Inc.	66,086
2,478	Shionogi & Co., Ltd.	41,135
11,153	Teva Pharmaceutical Industries Ltd. ADR	450,800
		937,990
	Real Estate - 0.5%
5,686	Westfield Group REIT	62,857

	Retailing - 6.8%
1,099	Abercrombie & Fitch Co. Class A	33,616
384	AutoZone, Inc. ●	144,150
36,752	Buck Holdings L.P. ⌂●†	35,430
1,893	Family Dollar Stores, Inc.	124,887
495	Gap, Inc.	17,688
4,880	Liberty Media - Interactive A ●	97,608
228	Priceline.com, Inc. ●	130,533
8,982	Staples, Inc.	103,429
2,722	TJX Cos., Inc.	113,321
		800,662
	Semiconductors and Semiconductor Equipment - 1.3%
1,522	ASML Holding N.V. ADR	83,687
4,309	Teradyne, Inc. ●	63,001
		146,688
	Software and Services - 8.0%
6,913	Activision Blizzard, Inc.	75,277
3,196	Amadeus IT Holding S.A. Class A	79,183
32	Equinix, Inc. ●	5,683
7,144	Genpact Ltd.	125,804
345	Google, Inc. ●	234,656
8,331	Microsoft Corp.	237,722
5,198	Oracle Corp.	161,392
589	Splunk, Inc. ●	16,509
		936,226
	Technology Hardware and Equipment - 5.1%
240	Apple, Inc.	143,062
2,272	Aruba Networks, Inc. ●	41,278
7,807	Ciena Corp. ●	96,882
890	EMC Corp. ●	21,727

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.8% - (continued)
	Technology Hardware and Equipment - 5.1% - (continued)
51,557	Hon Hai Precision Industry Co., Ltd.		$156,324
8,446	Juniper Networks, Inc. ●		139,952
			599,225
	Telecommunication Services - 1.4%
7,688	Vivendi S.A.		157,536

	Transportation - 10.7%
64,144	AirAsia Berhad		63,664
3,040	CSX Corp.		62,233
21,989	Delta Air Lines, Inc. ●		211,756
2,810	FedEx Corp.		258,455
14,973	Hertz Global Holdings, Inc. ●		198,686
16,540	JetBlue Airways Corp. ●		87,494
487	Union Pacific Corp.		59,903
16,092	United Continental Holdings, Inc. ●		309,123
			1,251,314
	Total common stocks
	(cost $11,074,917)		$11,440,975

CORPORATE BONDS - 0.4%
	Finance and Insurance - 0.4%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■Δ		$46,482

	Total corporate bonds
	(cost $95,224)		$46,482

	Total long-term investments (cost $11,170,141)		$11,487,457

SHORT-TERM INVESTMENTS - 1.4%
Repurchase Agreements - 1.4%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $30,100,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
	- 2042, value of $30,702)
$30,100	0.30%, 10/31/2012		$30,100
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $12,256, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S.
Treasury Note 0.63%, 2017, value of
	$12,501)
12,256	0.25%, 10/31/2012		12,256
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $21,073, collateralized by FNMA 2.50%, 2027, value of $21,494)
21,073	0.35%, 10/31/2012		21,073
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $8,005, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $8,165)
8,005	0.35%, 10/31/2012		8,005
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $37,188, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $37,885)
37,187	0.28%, 10/31/2012		37,187
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $47,133, collateralized by
FFCB 0.23% - 5.70%, 2013 - 2020,
FHLB 0.07% - 6.70%, 2012 - 2021,
FHLMC 0.09% - 6.00%, 2012 - 2042,
FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $48,075)
47,132	0.25%, 10/31/2012		47,132
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $214, collateralized by U.S. Treasury Note 8.13%, 2019, value of $219)
214	0.25%, 10/31/2012		214
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $10,925, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $11,144)
10,925	0.30%, 10/31/2012		10,925
			166,892
	Total short-term investments
	(cost $166,892)		$166,892

	Total investments
	(cost $11,337,033) ▲	99.6%	$11,654,349
	Other assets and liabilities	0.4%	45,434
	Total net assets	100.0%	$11,699,783

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $11,257,428 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,114,021
Unrealized Depreciation	(717,100)
Net Unrealized Appreciation	$396,921

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $146,489, which represents 1.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $46,482, which represents 0.4% of total net assets.

∞	Securities exempt from registration under Regulation D of the Securities Act of 1933. The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value and percentage of net assets of these securities rounds to zero.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$7,960
07/2011	–	Diamond Resorts LLC	89,870
07/2010 - 08/2012	11,186	Excel Medical Fund L.P.	11,068
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636
01/2010 - 06/2011	6,530	Sino Forest Corp. Class A	111,489

At October 31, 2012, the aggregate value of these securities was $146,489, which represents 1.3% of total net assets.

Ђ	As of October 31, 2012, the Fund has future commitments to purchase an additional $3,936.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Buy	12/14/2012	BOA	$96,798	$99,474	$2,676
EUR	Buy	12/14/2012	CSFB	43,839	45,021	1,182
EUR	Buy	11/05/2012	GSC	5,890	5,888	(2)
EUR	Buy	12/14/2012	GSC	96,816	99,474	2,658
EUR	Buy	12/14/2012	MSC	39,273	40,445	1,172
EUR	Sell	12/14/2012	BCLY	116,217	116,523	(306)
EUR	Sell	12/14/2012	CBK	146,821	147,017	(196)
EUR	Sell	12/14/2012	CSFB	188,198	191,080	(2,882)
EUR	Sell	12/14/2012	DEUT	150,131	150,591	(460)
EUR	Sell	12/14/2012	MSC	129,094	130,658	(1,564)
EUR	Sell	12/14/2012	UBS	139,379	140,907	(1,528)

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GBP	Buy	11/05/2012	RBC	$59,029	$59,031	$2
JPY	Buy	12/14/2012	BCLY	87,866	91,490	3,624
JPY	Buy	12/14/2012	CBK	87,885	91,490	3,605
JPY	Buy	12/14/2012	CSFB	87,707	91,485	3,778
JPY	Buy	12/14/2012	DEUT	107,813	111,493	3,680
JPY	Buy	12/14/2012	MSC	87,614	91,485	3,871
JPY	Buy	12/14/2012	UBS	87,803	91,476	3,673
JPY	Sell	12/14/2012	BCLY	134,319	133,119	1,200
JPY	Sell	12/14/2012	DEUT	57,747	57,530	217
JPY	Sell	12/14/2012	DEUT	267,738	269,772	(2,034)
JPY	Sell	12/14/2012	MSC	57,761	57,530	231
JPY	Sell	12/14/2012	MSC	268,413	269,772	(1,359)
JPY	Sell	11/05/2012	SSG	18,612	18,593	19
JPY	Sell	12/14/2012	UBS	268,017	269,368	(1,351)
						$19,906

╪ See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$936,107	$877,793	$58,314	$–
Banks	213,838	29,268	184,570	–
Capital Goods	638,046	253,339	384,707	–
Commercial and Professional Services	131,540	131,540	–	–
Consumer Services	344,489	241,761	–	102,728
Diversified Financials	1,187,711	1,038,282	149,429	–
Energy	1,082,595	935,101	147,494	–
Food and Staples Retailing	340,137	340,137	–	–
Food, Beverage and Tobacco	32,921	32,921	–	–
Health Care Equipment and Services	328,512	328,512	–	–
Insurance	505,125	505,125	–	–
Materials	318,992	166,613	152,379	–
Media	488,464	488,464	–	–
Pharmaceuticals, Biotechnology and Life Sciences	937,990	888,524	41,135	8,331
Real Estate	62,857	–	62,857	–
Retailing	800,662	765,232	–	35,430
Semiconductors and Semiconductor Equipment	146,688	146,688	–	–
Software and Services	936,226	857,043	79,183	–
Technology Hardware and Equipment	599,225	442,901	156,324	–
Telecommunication Services	157,536	–	157,536	–
Transportation	1,251,314	1,187,650	63,664	–
Total	11,440,975	9,656,894	1,637,592	146,489
Corporate Bonds	46,482	–	46,482	–
Short-Term Investments	166,892	–	166,892	–
Total	$11,654,349	$9,656,894	$1,850,966	$146,489
Foreign Currency Contracts*	31,588	–	31,588	–
Total	$31,588	$–	$31,588	$–
Liabilities:
Foreign Currency Contracts*	11,682	–	11,682	–
Total	$11,682	$–	$11,682	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$197,135	$59,312	$(25,758	)*	$—	$2,113	$(86,313)	$—	$—	$146,489
Total	$197,135	$59,312	$(25,758)		$—	$2,113	$(86,313)	$—	$—	$146,489

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(25,758).

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $11,337,033)	$11,654,349
Cash	1,562
Unrealized appreciation on foreign currency contracts	31,588
Receivables:
Investment securities sold	138,997
Fund shares sold	12,935
Dividends and interest	29,162
Other assets	297
Total assets	11,868,890
Liabilities:
Unrealized depreciation on foreign currency contracts	11,682
Payables:
Investment securities purchased	113,502
Fund shares redeemed	38,972
Investment management fees	1,676
Administrative fees	15
Distribution fees	732
Accrued expenses	2,528
Total liabilities	169,107
Net assets	$11,699,783
Summary of Net Assets:
Capital stock and paid-in-capital	$12,714,912
Undistributed net investment income	50,153
Accumulated net realized loss	(1,402,209)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	336,927
Net assets	$11,699,783

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$32.65/$34.55
Shares outstanding	148,835
Net assets	$4,859,760
Class B: Net asset value per share	$28.60
Shares outstanding	13,683
Net assets	$391,388
Class C: Net asset value per share	$28.80
Shares outstanding	57,029
Net assets	$1,642,578
Class I: Net asset value per share	$32.72
Shares outstanding	92,421
Net assets	$3,024,465
Class R3: Net asset value per share	$34.41
Shares outstanding	3,552
Net assets	$122,235
Class R4: Net asset value per share	$34.98
Shares outstanding	4,822
Net assets	$168,689
Class R5: Net asset value per share	$35.40
Shares outstanding	5,245
Net assets	$185,705
Class Y: Net asset value per share	$35.58
Shares outstanding	36,676
Net assets	$1,304,963

 The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$218,257
Interest	13,671
Less: Foreign tax withheld	(8,208)
Total investment income	223,720

Expenses:
Investment management fees	82,180
Administrative services fees	748
Transfer agent fees	20,593
Distribution fees
Class A	13,163
Class B	4,699
Class C	18,382
Class R3	653
Class R4	483
Custodian fees	214
Accounting services fees	2,054
Registration and filing fees	617
Board of Directors' fees	342
Audit fees	142
Other expenses	2,376
Total expenses (before waivers and fees paid indirectly)	146,646
Expense waivers	(37)
Transfer agent fee waivers	(30)
Commission recapture	(542)
Custodian fee offset	—
Total waivers and fees paid indirectly	(609)
Total expenses, net	146,037
Net Investment Income	77,683
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	178,016
Net realized loss on foreign currency contracts	(14,607)
Net realized loss on other foreign currency transactions	(492)
Net Realized Gain on Investments and Foreign Currency Transactions	162,917
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	748,528
Net unrealized appreciation of foreign currency contracts	60,343
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(70)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	808,801
Net Gain on Investments and Foreign Currency Transactions	971,718
Net Increase in Net Assets Resulting from Operations	$1,049,401

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$77,683	$98,963
Net realized gain on investments and foreign currency transactions	162,917	1,498,121
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	808,801	(2,497,872)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,049,401	(900,788)
Distributions to Shareholders:
From net investment income
Class A	(96,230)	—
Class B	(4,952)	—
Class C	(21,104)	—
Class I	(64,375)	—
Class R3	(1,994)	—
Class R4	(3,660)	—
Class R5	(4,025)	—
Class Y	(27,689)	—
Total distributions	(224,029)	—
Capital Share Transactions:
Class A	(1,341,961)	(2,382,527)
Class B	(199,865)	(234,200)
Class C	(573,112)	(767,045)
Class I	(428,136)	(1,242,070)
Class R3	(25,386)	20,562
Class R4	(70,218)	(33,140)
Class R5	(32,280)	(1,199)
Class Y	(251,784)	(619,114)
Net decrease from capital share transactions	(2,922,742)	(5,258,733)
Net Decrease In Net Assets	(2,097,370)	(6,159,521)
Net Assets:
Beginning of period	13,797,153	19,956,674
End of period	$11,699,783	$13,797,153
Undistributed (distribution in excess of) net investment income (loss)	$50,153	$224,030

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where

13

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally

14

traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest,

16

will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$31,588	$—	$—	$—	$—	$31,588
Total	$—	$31,588	$—	$—	$—	$—	$31,588

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$11,682	$—	$—	$—	$—	$11,682
Total	$—	$11,682	$—	$—	$—	$—	$11,682

The ratio of foreign currency contracts to net assets at October 31, 2012 was 18.40%, compared to the twelve-month period ended October 31, 2012, average to net assets of 13.36%.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(14,607)	$—	$—	$—	$—	$(14,607)
Total	$—	$(14,607)	$—	$—	$—	$—	$(14,607)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$60,343	$—	$—	$—	$—	$60,343
Total	$—	$60,343	$—	$—	$—	$—	$60,343

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed

18

securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$224,029	$—

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$59,052
Accumulated Capital Losses *	(1,470,826)
Unrealized Appreciation †	396,645
Total Accumulated Deficit	$(1,015,129)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(27,531)
Accumulated Net Realized Gain (Loss)	27,531

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$1,470,826
Total	$1,470,826

During the year ended October 31, 2012, the Fund utilized $52,125 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

20

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

21

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.16%
Class B	2.00
Class C	1.87
Class I	0.86
Class R3	1.40
Class R4	1.10
Class R5	0.80
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $5,175 and contingent deferred sales charges of $836 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $175.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $18. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

22

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, 6% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,085,913
Sales Proceeds Excluding U.S. Government Obligations	12,046,459

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	11,731	3,110	(57,835)	—	(42,994)	24,455	—	(96,070)	—	(71,615)
Amount	$368,064	$90,076	$(1,800,101)	$—	$(1,341,961)	$817,803	$—	$(3,200,330)	$—	$(2,382,527)
Class B
Shares	111	176	(7,528)	—	(7,241)	311	—	(8,346)	—	(8,035)
Amount	$3,055	$4,506	$(207,426)	$—	$(199,865)	$9,069	$—	$(243,269)	$—	$(234,200)
Class C
Shares	2,553	686	(24,015)	—	(20,776)	6,268	—	(32,717)	—	(26,449)
Amount	$70,784	$17,633	$(661,529)	$—	$(573,112)	$189,270	$—	$(956,315)	$—	$(767,045)
Class I
Shares	24,761	1,525	(40,163)	—	(13,877)	59,038	—	(100,354)	—	(41,316)
Amount	$770,534	$44,145	$(1,242,815)	$—	$(428,136)	$2,008,451	$—	$(3,250,521)	$—	$(1,242,070)
Class R3
Shares	690	64	(1,484)	—	(730)	1,414	—	(843)	—	571
Amount	$22,596	$1,945	$(49,927)	$—	$(25,386)	$50,348	$—	$(29,786)	$—	$20,562
Class R4
Shares	1,750	110	(3,912)	—	(2,052)	1,617	—	(2,557)	—	(940)
Amount	$58,349	$3,411	$(131,978)	$—	$(70,218)	$58,014	$—	$(91,154)	$—	$(33,140)
Class R5
Shares	1,027	127	(2,086)	—	(932)	2,932	—	(2,929)	—	3
Amount	$34,710	$3,984	$(70,974)	$—	$(32,280)	$98,009	$—	$(99,208)	$—	$(1,199)
Class Y
Shares	8,986	856	(17,076)	—	(7,234)	10,324	—	(28,944)	—	(18,620)
Amount	$295,153	$26,919	$(573,856)	$—	$(251,784)	$368,490	$—	$(987,604)	$—	$(619,114)
Total
Shares	51,609	6,654	(154,099)	—	(95,836)	106,359	—	(272,760)	—	(166,401)
Amount	$1,623,245	$192,619	$(4,738,606)	$—	$(2,922,742)	$3,599,454	$—	$(8,858,187)	$—	$(5,258,733)

23

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	1,010	$31,724
For the Year Ended October 31, 2011	1,082	$36,097

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

25

The Hartford Capital Appreciation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$–	$–	$(0.53)	$32.65
B	26.76	(0.31)	2.40	2.09	(0.25)	–	–	(0.25)	28.60
C	26.94	(0.16)	2.31	2.15	(0.29)	–	–	(0.29)	28.80
I	30.61	0.36	2.37	2.73	(0.62)	–	–	(0.62)	32.72
R3	32.17	0.10	2.61	2.71	(0.47)	–	–	(0.47)	34.41
R4	32.68	0.28	2.57	2.85	(0.55)	–	–	(0.55)	34.98
R5	33.09	0.40	2.58	2.98	(0.67)	–	–	(0.67)	35.40
Y	33.26	0.55	2.47	3.02	(0.70)	–	–	(0.70)	35.58

For the Year Ended October 31, 2011 (E)
A	32.40	0.19	(2.04)	(1.85)	–	–	–	–	30.55
B	28.62	(0.08)	(1.78)	(1.86)	–	–	–	–	26.76
C	28.79	(0.05)	(1.80)	(1.85)	–	–	–	–	26.94
I	32.39	0.27	(2.05)	(1.78)	–	–	–	–	30.61
R3	34.22	0.10	(2.15)	(2.05)	–	–	–	–	32.17
R4	34.66	0.21	(2.19)	(1.98)	–	–	–	–	32.68
R5	34.99	0.32	(2.22)	(1.90)	–	–	–	–	33.09
Y	35.13	0.36	(2.23)	(1.87)	–	–	–	–	33.26

For the Year Ended October 31, 2010 (E)
A	28.02	0.14	4.24	4.38	–	–	–	–	32.40
B	24.95	(0.10)	3.77	3.67	–	–	–	–	28.62
C	25.07	(0.07)	3.79	3.72	–	–	–	–	28.79
I	27.94	0.21	4.24	4.45	–	–	–	–	32.39
R3	29.67	0.05	4.50	4.55	–	–	–	–	34.22
R4	29.96	0.16	4.54	4.70	–	–	–	–	34.66
R5	30.15	0.26	4.58	4.84	–	–	–	–	34.99
Y	30.24	0.29	4.60	4.89	–	–	–	–	35.13

For the Year Ended October 31, 2009 (E)
A	23.43	0.14	4.76	4.90	(0.31)	–	–	(0.31)	28.02
B	20.77	(0.05)	4.28	4.23	(0.05)	–	–	(0.05)	24.95
C	20.91	(0.03)	4.29	4.26	(0.10)	–	–	(0.10)	25.07
I	23.41	0.14	4.82	4.96	(0.43)	–	–	(0.43)	27.94
R3	24.92	0.05	5.07	5.12	(0.37)	–	–	(0.37)	29.67
R4	25.08	0.15	5.12	5.27	(0.39)	–	–	(0.39)	29.96
R5	25.21	0.20	5.17	5.37	(0.43)	–	–	(0.43)	30.15
Y	25.28	0.27	5.14	5.41	(0.45)	–	–	(0.45)	30.24

For the Year Ended October 31, 2008 (E)
A	46.08	0.20	(19.12)	(18.92)	–	(3.73)	–	(3.73)	23.43
B	41.59	(0.09)	(17.00)	(17.09)	–	(3.73)	–	(3.73)	20.77
C	41.82	(0.06)	(17.12)	(17.18)	–	(3.73)	–	(3.73)	20.91
I	45.90	0.28	(19.04)	(18.76)	–	(3.73)	–	(3.73)	23.41
R3	48.91	0.09	(20.35)	(20.26)	–	(3.73)	–	(3.73)	24.92
R4	49.05	0.22	(20.46)	(20.24)	–	(3.73)	–	(3.73)	25.08
R5	49.15	0.34	(20.55)	(20.21)	–	(3.73)	–	(3.73)	25.21
Y	49.23	0.36	(20.58)	(20.22)	–	(3.73)	–	(3.73)	25.28

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

8.84%	$4,859,760	1.16%	1.16%	0.63%	74%
7.93	391,388	2.01	2.00	(0.23)	–
8.11	1,642,578	1.87	1.87	(0.09)	–
9.19	3,024,465	0.86	0.86	0.93	–
8.59	122,235	1.41	1.40	0.39	–
8.92	168,689	1.11	1.10	0.68	–
9.25	185,705	0.80	0.80	1.00	–
9.36	1,304,963	0.70	0.70	1.09	–

(5.71)	5,859,434	1.12	1.12	0.55	75
(6.50)	559,856	1.95	1.95	(0.28)	–
(6.43)	2,096,461	1.84	1.84	(0.16)	–
(5.50)	3,254,198	0.87	0.87	0.81	–
(5.99)	137,767	1.41	1.40	0.30	–
(5.71)	224,653	1.10	1.10	0.59	–
(5.43)	204,417	0.80	0.80	0.89	–
(5.32)	1,460,367	0.70	0.70	0.98	–

15.63	8,535,338	1.15	1.15	0.45	70
14.71	828,754	1.95	1.95	(0.36)	–
14.84	3,001,079	1.85	1.85	(0.25)	–
15.93	4,781,187	0.88	0.88	0.70	–
15.34	126,972	1.42	1.41	0.17	–
15.69	270,804	1.10	1.10	0.49	–
16.05	215,999	0.80	0.80	0.79	–
16.17	2,196,541	0.70	0.70	0.89	–

21.40	9,038,634	1.22	1.22	0.58	77
20.44	1,027,505	2.07	2.02	(0.22)	–
20.54	2,905,481	1.93	1.93	(0.15)	–
21.84	2,616,775	0.89	0.89	0.59	–
21.08	30,633	1.46	1.46	0.19	–
21.53	189,912	1.12	1.12	0.60	–
21.89	173,619	0.81	0.81	0.75	–
22.01	1,474,927	0.72	0.72	1.05	–

(44.46)	8,682,603	1.12	1.12	0.54	82
(44.90)	1,064,188	1.92	1.92	(0.29)	–
(44.86)	2,637,037	1.84	1.84	(0.19)	–
(44.27)	438,528	0.81	0.81	0.87	–
(44.64)	7,809	1.46	1.46	0.28	–
(44.46)	75,127	1.12	1.12	0.60	–
(44.30)	35,734	0.83	0.83	0.93	–
(44.24)	1,074,711	0.72	0.72	0.95	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

28

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Capital Appreciation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$993.00	$5.80	$1,000.00	$1,019.31	$5.88	1.16%	184	366
Class B	$1,000.00	$988.59	$10.00	$1,000.00	$1,015.08	$10.13	2.00	184	366
Class C	$1,000.00	$989.35	$9.36	$1,000.00	$1,015.73	$9.48	1.87	184	366
Class I	$1,000.00	$994.23	$4.36	$1,000.00	$1,020.76	$4.42	0.87	184	366
Class R3	$1,000.00	$991.64	$7.01	$1,000.00	$1,018.10	$7.10	1.40	184	366
Class R4	$1,000.00	$993.19	$5.51	$1,000.00	$1,019.61	$5.58	1.10	184	366
Class R5	$1,000.00	$994.66	$4.01	$1,000.00	$1,021.12	$4.06	0.80	184	366
Class Y	$1,000.00	$995.24	$3.53	$1,000.00	$1,021.59	$3.58	0.70	184	366

33

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Capital Appreciation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1-, 3- and 5-year periods. HIFSCO noted that it would continue to monitor the performance of the Fund.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CA12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Capital Appreciation II Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Capital Appreciation II Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation II Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/29/05 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Capital Appreciation II A#	8.83%	-2.37%	6.09%
Capital Appreciation II A##	2.84%	-3.47%	5.30%
Capital Appreciation II B#	7.91%	-3.15%	5.26%
Capital Appreciation II B##	2.91%	-3.51%	5.26%
Capital Appreciation II C#	7.94%	-3.08%	5.34%
Capital Appreciation II C##	6.94%	-3.08%	5.34%
Capital Appreciation II I#	9.05%	-2.06%	6.38%
Capital Appreciation II R3#	8.67%	-2.63%	5.95%
Capital Appreciation II R4#	8.99%	-2.30%	6.23%
Capital Appreciation II R5#	9.09%	-2.07%	6.43%
Capital Appreciation II Y#	9.26%	-1.93%	6.55%
Russell 3000 Index	14.75%	0.59%	5.20%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation II Fund

Manager Discussion

October 31, 2012 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Nicolas M. Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Kent M. Stahl, CFA	Frank D. Catrickes, CFA	David W. Palmer, CFA
Senior Vice President and Director, Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation II Fund returned 8.83%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 3000 Index, which returned 14.75% for the same period. The Fund also underperformed the 11.12% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performing sectors included Telecommunication Services (+26%), Health Care (+23%), and Consumer Discretionary (+20%), while the Energy (+5%) and Information Technology (+9%) sectors lagged on a relative basis.

The Fund underperformed its benchmark primarily due to security selection. Weak stock selection within the Energy, Consumer Staples, and Information Technology sectors more than offset stronger stock selection in the Financials and Health Care sectors. Sector allocation, a result of the bottom-up stock selection process, contributed positively to relative returns. An overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the stronger-performing Consumer Discretionary and underweight position in the weaker-performing Utilities sectors contributed positively to relative returns.

Western Union (Information Technology), Molycorp (Materials), and Chesapeake Energy (Energy) were the largest detractors from relative returns. Shares of Western Union plunged during the period after the company reported below expectation revenue and cut its full-year profit forecast for 2013. Shares of Molycorp, a U.S.-based rare earth oxide (REO) producer with projects in China and Europe, dipped during the period due to ongoing concerns about the demand environment and pricing for rare earth metals. Shares of U.S.-based producer of natural gas, oil, and natural gas liquids company Chesapeake Energy underperformed as the company’s balance sheet continued to be a source of concern. Molycorp and Deckers Outdoors (Consumer Discretionary) were also among the largest absolute (i.e. total return) detractors during the period, as was Chesapeake Energy (Energy).

The top contributors to relative performance included Regeneron Pharmaceuticals (Health Care), Pulte Group (Consumer Discretionary), and SXC Health Solutions (Health Care). Shares of U.S.-based biopharmaceutical company Regeneron moved higher on positive news regarding Eylea, the firm's recently launched macular degeneration drug, including approval in Japan and the FDA' s approval of a new eye disease indication for the drug. Shares of U.S.-based homebuilder Pulte Group continued to rebound as signs of stabilization in housing began to turn sentiment toward the housing sector and investors began contemplating future home price appreciation. Shares of SXC Health Solutions rose after the company announced plans to merge with competitor

3

The Hartford Capital Appreciation II Fund

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

Catalyst Health Solutions in April 2012. Top contributors to absolute performance included Apple (Information Technology) and Gilead Sciences (Health Care).

What is the outlook?

We continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. At the end of the period, the Fund’s largest overweight allocations were to the Health Care, Consumer Discretionary, and Energy sectors and largest underweight allocations were to the Consumer Staples, Utilities, and Telecommunication Services sectors relative to the Russell 3000 benchmark.

Diversification by Industry
as of October 31, 2012
Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles and Components (Consumer Discretionary)	1.9%
Banks (Financials)	2.3
Capital Goods (Industrials)	6.9
Commercial and Professional Services (Industrials)	1.7
Consumer Durables and Apparel (Consumer Discretionary)	2.3
Consumer Services (Consumer Discretionary)	2.0
Diversified Financials (Financials)	6.0
Energy (Energy)	12.9
Food and Staples Retailing (Consumer Staples)	1.1
Food, Beverage and Tobacco (Consumer Staples)	2.7
Health Care Equipment and Services (Health Care)	5.8
Household and Personal Products (Consumer Staples)	0.4
Insurance (Financials)	4.1
Materials (Materials)	6.0
Media (Consumer Discretionary)	3.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.4
Real Estate (Financials)	2.3
Retailing (Consumer Discretionary)	5.8
Semiconductors and Semiconductor Equipment (Information Technology)	1.5
Software and Services (Information Technology)	10.8
Technology Hardware and Equipment (Information Technology)	4.0
Telecommunication Services (Services)	0.3
Transportation (Industrials)	3.6
Utilities (Utilities)	0.7
Total	98.0%
Short-Term Investments	2.6
Other Assets and Liabilities	(0.6)
Total	100.0%

4

The Hartford Capital Appreciation II Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles and Components - 1.9%
6	Continental AG	$600
138	Dana Holding Corp.	1,810
429	Ford Motor Co. w/ rights	4,786
251	Goodyear (The) Tire & Rubber Co. ●	2,868
28	Harley-Davidson, Inc.	1,328
317	Modine Manufacturing Co. ●	2,156
249	Stoneridge, Inc. ●	1,236
36	Tenneco Automotive, Inc. ●	1,089
		15,873
	Banks - 2.3%
4	Flagstar Bancorp, Inc. ●	55
41	Hana Financial Holdings	1,199
139	Mitsubishi UFJ Financial Group, Inc.	631
98	PNC Financial Services Group, Inc.	5,680
326	Wells Fargo & Co.	10,968
		18,533
	Capital Goods - 6.9%
18	3M Co.	1,598
35	AGCO Corp. ●	1,588
62	AMETEK, Inc.	2,190
55	Assa Abloy Ab	1,841
48	Belden, Inc.	1,718
8	Cubic Corp.	400
147	DigitalGlobe, Inc. ●	3,819
12	Dover Corp.	681
25	Eaton Corp.	1,202
74	European Aeronautic Defence & Space Co. N.V.	2,627
10	Fanuc Corp.	1,641
11	Flowserve Corp.	1,518
—	Foster Wheeler AG ●	—
58	General Cable Corp. ●	1,657
36	Illinois Tool Works, Inc.	2,202
86	Itochu Corp.	863
29	Joy Global, Inc.	1,805
24	L-3 Communications Holdings, Inc.	1,779
54	Lockheed Martin Corp.	5,075
220	Meritor, Inc. ●	970
73	Northrop Grumman Corp.	5,048
21	PACCAR, Inc.	889
87	Polypore International, Inc. ●	3,075
46	Rexel S.A.	825
261	Rolls-Royce Holdings plc	3,602
50	Safran S.A.	1,988
15	Stanley Black & Decker, Inc.	1,070
15	TransDigm Group, Inc.	1,966
14	United Technologies Corp.	1,062
34	WESCO International, Inc. ●	2,225
		56,924
	Commercial and Professional Services - 1.7%
105	ACCO Brands Corp. ●	757
30	ADT (The) Corp. ●	1,264
47	IHS, Inc. ●	3,998
83	Manpower, Inc.	3,161
70	Pentair Ltd.	2,948
37	Verisk Analytics, Inc. ●	1,907
		14,035
	Consumer Durables and Apparel - 2.3%
106	D.R. Horton, Inc.	2,213
12	Deckers Outdoor Corp. ●	339
187	Fifth & Pacific Cos., Inc. ●	2,054
365	Furniture Brands International, Inc. ●	554
147	Hanesbrands, Inc. ●	4,917
68	Mattel, Inc.	2,510
60	Pulte Group, Inc. ●	1,039
23	PVH Corp.	2,499
10	True Religion Apparel, Inc.	267
10	V.F. Corp.	1,526
25	Vera Bradley, Inc. ●	751
7	Whirlpool Corp.	667
		19,336
	Consumer Services - 2.0%
27	Accor S.A.	831
364	Burger King Worldwide, Inc. ●	5,415
36	DeVry, Inc.	935
67	Dunkin' Brands Group, Inc.	2,070
42	ITT Educational Services, Inc. ●	896
501	Sands China Ltd. §	1,873
53	Tim Hortons, Inc.	2,636
25	Yum! Brands, Inc.	1,718
		16,374
	Diversified Financials - 6.0%
71	Ameriprise Financial, Inc.	4,167
1,022	Bank of America Corp.	9,522
37	BlackRock, Inc.	7,011
204	Citigroup, Inc.	7,614
76	Direct Line Insurance Group plc ●	237
40	Discover Financial Services, Inc.	1,648
23	Goldman Sachs Group, Inc.	2,803
215	JP Morgan Chase & Co.	8,963
82	Nasdaq OMX Group, Inc.	1,945
54	NYSE Euronext	1,332
30	Oaktree Capital Group LLC	1,279
59	Solar Cayman Ltd. ⌂■●†	5
73	Waddell and Reed Financial, Inc. Class A w/ rights	2,422
		48,948
	Energy - 12.9%
115	Alpha Natural Resources, Inc. ●	989
185	Anadarko Petroleum Corp.	12,745
32	Atwood Oceanics, Inc. ●	1,506
120	Baker Hughes, Inc.	5,030
507	BG Group plc	9,404
203	BP plc	1,449
152	BP plc ADR	6,505
30	Cameron International Corp. ●	1,519
67	Canadian Natural Resources Ltd. ADR	2,026
27	Cheniere Energy, Inc. ●	441
16	Chevron Corp.	1,805
270	Cobalt International Energy, Inc. ●	5,625
72	Consol Energy, Inc.	2,540
44	Ensco plc	2,563
16	Exxon Mobil Corp.	1,486
125	Halliburton Co.	4,045
—	Inpex Corp.	1,099
413	JX Holdings, Inc.	2,200
351	Karoon Gas Australia Ltd. ●	2,024
64	Kior, Inc. ●	425

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Energy - 12.9% - (continued)
154	Lone Pine Resources, Inc. ●	$230
87	McDermott International, Inc. ●	936
98	Newfield Exploration Co. ●	2,666
80	Occidental Petroleum Corp.	6,307
62	Patterson-UTI Energy, Inc.	1,011
94	Peabody Energy Corp.	2,622
57	QEP Resources, Inc.	1,647
75	Repsol S.A.	1,498
20	Royal Dutch Shell plc ADR	1,420
6	SemGroup Corp. ●	234
189	Southwestern Energy Co. ●	6,562
180	Superior Energy Services, Inc. ●	3,667
78	Tesoro Corp.	2,949
97	Trican Well Service Ltd.	1,163
253	Uranium One, Inc. ●	550
194	Valero Energy Corp.	5,657
37	Whiting Petroleum Corp. ●	1,534
		106,079
	Food and Staples Retailing - 1.1%
137	CVS Caremark Corp.	6,347
28	FamilyMart Co., Ltd.	1,352
17	Wal-Mart Stores, Inc.	1,268
		8,967
	Food, Beverage and Tobacco - 2.7%
32	Archer-Daniels-Midland Co.	859
24	Constellation Brands, Inc. Class A ●	856
22	Dean Foods Co. ●	372
28	General Mills, Inc.	1,131
107	Green Mountain Coffee Roasters, Inc. ●	2,581
16	Groupe Danone	969
24	Kraft Foods Group, Inc. ●	1,105
10	Lorillard, Inc.	1,125
130	Maple Leaf Foods, Inc. w/ Rights	1,440
56	Molson Coors Brewing Co.	2,416
31	Mondelez International, Inc.	828
92	PepsiCo, Inc.	6,359
13	Philip Morris International, Inc.	1,138
29	Unilever N.V. NY Shares ADR	1,062
		22,241
	Health Care Equipment and Services - 5.8%
64	Aetna, Inc.	2,779
175	Cardinal Health, Inc.	7,183
1,635	CareView Communications, Inc. ●	1,668
139	Catamaran Corp. ●	6,573
8	Cie Generale d'Optique Essilor International S.A.	762
28	CIGNA Corp.	1,413
60	Edwards Lifesciences Corp. ●	5,239
382	Hologic, Inc. ●	7,867
207	Medtronic, Inc.	8,616
42	St. Jude Medical, Inc.	1,595
94	Universal Health Services, Inc. Class B	3,886
		47,581
	Household and Personal Products - 0.4%
9	Energizer Holdings, Inc.	664
47	Herbalife Ltd.	2,388
		3,052
	Insurance - 4.1%
19	ACE Ltd.	1,473
127	Aflac, Inc.	6,297
308	AIA Group Ltd.	1,216
223	American International Group, Inc. ●	7,799
136	Assured Guaranty Ltd.	1,882
128	AXA S.A.	2,036
238	Brasil Insurance Participacoes e Administracao S.A.	2,101
272	China Pacific Insurance Co. Ltd.	848
56	Marsh & McLennan Cos., Inc.	1,891
57	Principal Financial Group, Inc.	1,559
25	Reinsurance Group of America, Inc.	1,323
151	Unum Group	3,068
82	XL Group plc	2,039
		33,532
	Materials - 6.0%
11	Agrium U.S., Inc.	1,203
23	Air Liquide	2,714
16	Akzo Nobel N.V.	864
59	Antofagasta plc	1,194
65	AuRico Gold, Inc. ●	546
41	Barrick Gold Corp.	1,656
15	Cabot Corp.	540
56	Celanese Corp.	2,144
126	Continental Gold Ltd. ●	1,196
77	Crown Holdings, Inc. ●	2,951
30	Dow Chemical Co.	868
549	Glencore International plc	3,047
91	International Paper Co.	3,276
196	Louisiana-Pacific Corp. ●	3,095
103	Methanex Corp. ADR	3,082
160	Molycorp, Inc. ●	1,666
82	Mosaic Co.	4,302
94	Norbord, Inc. ●	1,952
61	Packaging Corp. of America	2,140
453	PTT Chemical Public Co., Ltd. ●	896
57	Rock Tenn Co. Class A	4,169
357	Sino Forest Corp. Class A ⌂●†	—
112	SunCoke Energy, Inc. ●	1,808
29	Umicore S.A.	1,505
61	Walter Energy, Inc.	2,120
		48,934
	Media - 3.5%
41	AMC Networks, Inc. Class A ●	1,908
45	CBS Corp. Class B	1,455
16	Charter Communications, Inc. ●	1,208
35	Comcast Corp. Class A	1,312
13	DirecTV ●	672
16	Liberty Global, Inc. ●	948
105	Omnicom Group, Inc.	5,027
72	Pandora Media, Inc. ●	601
30	Thomson Reuters Corp.	854
192	Time Warner, Inc.	8,335
54	Viacom, Inc. Class B	2,747
74	Walt Disney Co.	3,634
		28,701
	Pharmaceuticals, Biotechnology and Life Sciences - 9.4%
217	Agilent Technologies, Inc.	7,813
30	Algeta ASA ●	807
33	Alkermes plc ●	617

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 9.4% - (continued)
151	Almirall S.A.	$1,349
252	Arena Pharmaceuticals, Inc. ●	1,997
277	AVANIR Pharmaceuticals, Inc. ●	791
6	Biogen Idec, Inc. ●	778
59	Bristol-Myers Squibb Co.	1,955
37	Cubist Pharmaceuticals, Inc. ●	1,603
44	Daiichi Sankyo Co., Ltd.	667
28	Elan Corp. plc ADR ●	306
79	Eli Lilly & Co.	3,862
136	Exelixis, Inc. ●	646
103	Gilead Sciences, Inc. ●	6,946
97	Johnson & Johnson	6,839
40	Map Pharmaceuticals, Inc. ●	622
291	Merck & Co., Inc.	13,285
15	Onyx Pharmaceuticals, Inc. ●	1,191
51	Pfizer, Inc.	1,264
14	Puma Biotechnology, Inc. ●	284
13	Regeneron Pharmaceuticals, Inc. ●	1,873
59	Rigel Pharmaceuticals, Inc. ●	523
42	Roche Holding AG	8,046
37	Seattle Genetics, Inc. ●	923
93	Teva Pharmaceutical Industries Ltd. ADR	3,770
473	TherapeuticsMD, Inc. ●	1,230
15	Waters Corp. ●	1,252
52	Watson Pharmaceuticals, Inc. ●	4,474
133	WuXi PharmaTech Cayman, Inc. ●	1,890
		77,603
	Real Estate - 2.3%
17	American Tower Corp. REIT	1,266
86	BR Malls Participacoes S.A.	1,133
56	CBRE Group, Inc. ●	1,011
468	China Overseas Grand Oceans Group Ltd.	487
23	Daito Trust Construction Co., Ltd.	2,301
13	Health Care, Inc. REIT	791
5	Public Storage REIT	749
55	Realogy Holdings Corp. ●	1,967
164	Sunstone Hotel Investors, Inc. REIT ●	1,620
13	Unibail-Rodamco SE REIT	3,005
251	Westfield Group REIT	2,769
61	Weyerhaeuser Co. REIT	1,699
		18,798
	Retailing - 5.8%
84	Abercrombie & Fitch Co. Class A	2,583
727	Allstar Co. ⌂†	1,273
24	Amazon.com, Inc. ●	5,571
7	AutoZone, Inc. ●	2,792
30	Bed Bath & Beyond, Inc. ●	1,707
1,405	Buck Holdings L.P. ⌂●†	1,354
31	Buckle (The), Inc.	1,400
55	CarMax, Inc. ●	1,843
78	Chico's FAS, Inc.	1,443
59	Dick's Sporting Goods, Inc.	2,965
29	Dollar General Corp. ●	1,391
80	Express, Inc. ●	890
13	Family Dollar Stores, Inc.	884
49	GameStop Corp. Class A	1,122
22	HSN, Inc.	1,125
38	J.C. Penney Co., Inc.	922
52	Kohl's Corp.	2,781
64	Liberty Media - Interactive A ●	1,275
76	LKQ Corp. ●	1,592
179	Lowe's Co., Inc.	5,807
12	Netflix, Inc. ●	957
55	Target Corp.	3,506
69	Urban Outfitters, Inc. ●	2,478
		47,661
	Semiconductors and Semiconductor Equipment - 1.5%
41	Analog Devices, Inc.	1,592
68	ASML Holding N.V. ADR	3,755
255	GT Advanced Technologies, Inc. ●	1,108
51	Intel Corp.	1,110
204	Micron Technology, Inc. ●	1,107
156	RF Micro Devices, Inc. ●	688
483	Taiwan Semiconductor Manufacturing Co., Ltd.	1,472
87	Teradyne, Inc. ●	1,276
		12,108
	Software and Services - 10.8%
22	Accenture plc	1,497
464	Activision Blizzard, Inc.	5,053
35	Akamai Technologies, Inc. ●	1,322
185	Amadeus IT Holding S.A. Class A	4,576
43	Automatic Data Processing, Inc.	2,509
106	Booz Allen Hamilton Holding Corp.	1,424
64	Broadsoft, Inc. ●	2,446
352	Cadence Design Systems, Inc. ●	4,457
51	Check Point Software Technologies Ltd. ADR ●	2,253
52	eBay, Inc. ●	2,516
23	Equinix, Inc. ●	4,083
41	Global Payments, Inc.	1,736
8	Google, Inc. ●	5,119
65	IAC/InterActiveCorp.	3,120
7	IBM Corp.	1,323
92	iGate Corp. ●	1,472
58	LinkedIn Corp. Class A ●	6,152
4	Mastercard, Inc.	1,724
243	Microsoft Corp.	6,933
225	Oracle Corp.	6,975
35	Paychex, Inc.	1,129
22	Rovi Corp. ●	300
30	Salesforce.com, Inc. ●	4,331
94	Solera Holdings, Inc.	4,419
17	Splunk, Inc. ●	474
55	Tibco Software, Inc. ●	1,378
56	TiVo, Inc. ●	568
25	Velti plc ●	181
39	VeriFone Systems, Inc. ●	1,145
499	Western Union Co.	6,343
23	WEX Inc.	1,712
		88,670
	Technology Hardware and Equipment - 4.0%
38	3D Systems Corp. ●	1,673
32	Acme Packet, Inc. ●	537
11	Apple, Inc.	6,249
74	Arrow Electronics, Inc. ●	2,614
516	Cisco Systems, Inc.	8,842

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Technology Hardware and Equipment - 4.0% - (continued)
285	Flextronics International Ltd. ●		$1,646
14	Harris Corp.		627
236	JDS Uniphase Corp. ●		2,284
276	Juniper Networks, Inc. ●		4,578
30	NetApp, Inc. ●		810
24	SanDisk Corp. ●		992
28	Trimble Navigation Ltd. ●		1,335
23	Universal Display Corp. ●		760
			32,947
	Telecommunication Services - 0.3%
32	AT&T, Inc.		1,093
111	Sprint Nextel Corp. ●		613
79	Telefonica S.A.		1,042
			2,748
	Transportation - 3.6%
23	Canadian National Railway Co.		1,960
14	Canadian Pacific Railway Ltd. ADR		1,334
10	FedEx Corp.		874
460	Hertz Global Holdings, Inc. ●		6,099
586	JetBlue Airways Corp. ●		3,100
118	Knight Transportation, Inc.		1,784
51	Spirit Airlines, Inc. ●		891
236	Toll Holdings Ltd.		1,087
249	United Continental Holdings, Inc. ●		4,774
110	United Parcel Service, Inc. Class B		8,027
			29,930
	Utilities - 0.7%
36	Entergy Corp.		2,598
87	UGI Corp.		2,805
			5,403
	Total common stocks
	(cost $789,375)		$804,978

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology and Life Sciences - 0.0%
13	Novavax, Inc. ⌂●		$—

	Total warrants
	(cost $–)		$—

	Total long-term investments (cost $789,375)		$804,978

SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreements - 2.6%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $3,843,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $3,920)
$3,843	0.30%, 10/31/2012		$3,843
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $1,565, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $1,596)
1,565	0.25%, 10/31/2012		1,565
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,691, collateralized by FNMA 2.50%, 2027, value of $2,744)
2,691	0.35%, 10/31/2012		2,691
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,022, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $1,042)
1,022	0.35%, 10/31/2012		1,022
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $4,748, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $4,837)
4,748	0.28%, 10/31/2012		4,748
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$6,018, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $6,138)
6,018	0.25%, 10/31/2012		6,018
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $27, collateralized by U.S. Treasury Note 8.13%, 2019, value of $28)
27	0.25%, 10/31/2012		27
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,395, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $1,423)
1,395	0.30%, 10/31/2012		1,395
			21,309
	Total short-term investments
	(cost $21,309)		$21,309

	Total investments
	(cost $810,684) ▲	100.6%	$826,287
	Other assets and liabilities	(0.6)%	(4,803)
	Total net assets	100.0%	$821,484

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $835,843 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$56,956
Unrealized Depreciation	(66,512)
Net Unrealized Depreciation	$(9,556)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $2,632, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $5, which rounds to zero percent of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $1,873, which represents 0.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	727	Allstar Co.	$740
06/2007	1,405	Buck Holdings L.P.	316
07/2008	13	Novavax, Inc. Warrants	–
06/2011	357	Sino Forest Corp. Class A	2,362
03/2007	59	Solar Cayman Ltd. - 144A	17

At October 31, 2012, the aggregate value of these securities was $2,632, which represents 0.3% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	11/05/2012	DEUT	$108	$108	$–
EUR	Buy	12/14/2012	BOA	2,038	2,094	56
EUR	Buy	12/14/2012	CSFB	3,297	3,291	(6)
EUR	Buy	11/05/2012	GSC	85	85	–
EUR	Buy	12/14/2012	GSC	3,214	3,305	91
EUR	Buy	12/14/2012	JPM	397	392	(5)
EUR	Buy	12/14/2012	MSC	2,396	2,468	72
EUR	Buy	12/14/2012	MSC	8,877	8,709	(168)
EUR	Sell	12/14/2012	BCLY	3,043	3,052	(9)
EUR	Sell	12/14/2012	CBK	3,212	3,271	(59)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/14/2012	CSFB	$6,672	$6,774	$(102)
EUR	Sell	12/14/2012	DEUT	1,350	1,354	(4)
EUR	Sell	12/14/2012	MSC	4,253	4,308	(55)
EUR	Sell	12/14/2012	UBS	4,524	4,576	(52)
GBP	Buy	11/05/2012	RBC	4,788	4,788	–
GBP	Sell	11/02/2012	MSC	86	86	–
JPY	Buy	12/14/2012	BCLY	692	721	29
JPY	Buy	12/14/2012	BCLY	835	817	(18)
JPY	Buy	12/14/2012	BOA	348	342	(6)
JPY	Buy	12/14/2012	CBK	693	721	28
JPY	Buy	12/14/2012	CSFB	691	721	30
JPY	Buy	12/14/2012	DEUT	1,359	1,391	32
JPY	Buy	12/14/2012	MSC	690	721	31
JPY	Buy	12/14/2012	MSC	1,558	1,514	(44)
JPY	Buy	12/14/2012	UBS	1,571	1,626	55
JPY	Sell	12/14/2012	BCLY	2,788	2,763	25
JPY	Sell	12/14/2012	DEUT	1,241	1,236	5
JPY	Sell	12/14/2012	DEUT	2,582	2,602	(20)
JPY	Sell	12/14/2012	MSC	1,241	1,236	5
JPY	Sell	12/14/2012	MSC	2,593	2,606	(13)
JPY	Sell	11/05/2012	SSG	1,079	1,078	1
JPY	Sell	12/14/2012	UBS	2,593	2,606	(13)
						$(114)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$15,873	$15,273	$600	$–
Banks	18,533	16,703	1,830	–
Capital Goods	56,924	43,537	13,387	–
Commercial and Professional Services	14,035	14,035	–	–
Consumer Durables and Apparel	19,336	19,336	–	–
Consumer Services	16,374	13,670	2,704	–
Diversified Financials	48,948	48,943	–	5
Energy	106,079	88,405	17,674	–
Food and Staples Retailing	8,967	7,615	1,352	–
Food, Beverage and Tobacco	22,241	21,272	969	–
Health Care Equipment and Services	47,581	46,819	762	–
Household and Personal Products	3,052	3,052	–	–
Insurance	33,532	29,432	4,100	–
Materials	48,934	38,714	10,220	–
Media	28,701	28,701	–	–
Pharmaceuticals, Biotechnology and Life Sciences	77,603	66,734	10,869	–
Real Estate	18,798	10,236	8,562	–
Retailing	47,661	45,034	–	2,627
Semiconductors and Semiconductor Equipment	12,108	10,636	1,472	–
Software and Services	88,670	84,094	4,576	–
Technology Hardware and Equipment	32,947	32,947	–	–
Telecommunication Services	2,748	1,706	1,042	–
Transportation	29,930	28,843	1,087	–
Utilities	5,403	5,403	–	–
Total	804,978	721,140	81,206	2,632
Warrants	–	–	–	–
Short-Term Investments	21,309	–	21,309	–
Total	$826,287	$721,140	$102,515	$2,632
Foreign Currency Contracts*	460	–	460	–
Total	$460	$–	$460	$–
Liabilities:
Foreign Currency Contracts*	574	–	574	–
Total	$574	$–	$574	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Common Stocks	$9,701	$2,365	$(1,310	)†	$—	$—	$(3,009)	$—	$(5,115)	$2,632
Total	$9,701	$2,365	$(1,310)		$—	$—	$(3,009)	$—	$(5,115)	$2,632

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(1,310).

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $810,684)	$826,287
Cash	126
Unrealized appreciation on foreign currency contracts	460
Receivables:
Investment securities sold	6,440
Fund shares sold	582
Dividends and interest	915
Other assets	96
Total assets	834,906
Liabilities:
Unrealized depreciation on foreign currency contracts	574
Bank overdraft — foreign cash	4
Payables:
Investment securities purchased	9,503
Fund shares redeemed	2,882
Investment management fees	158
Administrative fees	1
Distribution fees	86
Accrued expenses	214
Total liabilities	13,422
Net assets	$821,484
Summary of Net Assets:
Capital stock and paid-in-capital	$941,510
Undistributed net investment income	189
Accumulated net realized loss	(135,717)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	15,502
Net assets	$821,484

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.93/$14.74
Shares outstanding	29,560
Net assets	$411,923
Class B: Net asset value per share	$13.10
Shares outstanding	3,954
Net assets	$51,815
Class C: Net asset value per share	$13.18
Shares outstanding	16,872
Net assets	$222,460
Class I: Net asset value per share	$14.22
Shares outstanding	6,133
Net assets	$87,227
Class R3: Net asset value per share	$13.79
Shares outstanding	1,757
Net assets	$24,232
Class R4: Net asset value per share	$14.07
Shares outstanding	736
Net assets	$10,362
Class R5: Net asset value per share	$14.28
Shares outstanding	89
Net assets	$1,276
Class Y: Net asset value per share	$14.40
Shares outstanding	846
Net assets	$12,189

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$14,210
Interest	30
Less: Foreign tax withheld	(325)
Total investment income	13,915

Expenses:
Investment management fees	8,062
Administrative services fees	64
Transfer agent fees	1,587
Distribution fees
Class A	1,099
Class B	576
Class C	2,455
Class R3	113
Class R4	29
Custodian fees	69
Accounting services fees	126
Registration and filing fees	146
Board of Directors' fees	26
Audit fees	23
Other expenses	199
Total expenses (before waivers and fees paid indirectly)	14,574
Expense waivers	(765)
Commission recapture	(76)
Total waivers and fees paid indirectly	(841)
Total expenses, net	13,733
Net Investment Income	182
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	34,347
Net realized loss on foreign currency contracts	(402)
Net realized loss on other foreign currency transactions	(214)
Net Realized Gain on Investments and Foreign Currency Transactions	33,731
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	39,934
Net unrealized appreciation of foreign currency contracts	477
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	26
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	40,437
Net Gain on Investments and Foreign Currency Transactions	74,168
Net Increase in Net Assets Resulting from Operations	$74,350

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation II Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income (loss)	$182	$(4,500)
Net realized gain on investments and foreign currency transactions	33,731	102,882
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	40,437	(109,212)
Net Increase (Decrease) In Net Assets Resulting From Operations	74,350	(10,830)
Capital Share Transactions:
Class A	(92,747)	(44,966)
Class B	(14,612)	(10,728)
Class C	(63,368)	(40,375)
Class I	(34,210)	8,537
Class R3	2,261	7,528
Class R4	(3,229)	4,068
Class R5	(74)	534
Class Y	(23,007)	(15,198)
Net decrease from capital share transactions	(228,986)	(90,600)
Net Decrease In Net Assets	(154,636)	(101,430)
Net Assets:
Beginning of period	976,120	1,077,550
End of period	$821,484	$976,120
Undistributed (distribution in excess of) net investment income (loss)	$189	$(142)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation II Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

15

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

16

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

17

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and

18

losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated

19

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$460	$—	$—	$—	$—	$460
Total	$—	$460	$—	$—	$—	$—	$460

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$574	$—	$—	$—	$—	$574
Total	$—	$574	$—	$—	$—	$—	$574

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(402)	$—	$—	$—	$—	$(402)
Total	$—	$(402)	$—	$—	$—	$—	$(402)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$477	$—	$—	$—	$—	$477
Total	$—	$477	$—	$—	$—	$—	$477

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

20

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:
Amount
Undistributed Ordinary Income	$895
Accumulated Capital Losses *	(111,378)
Unrealized Depreciation †	(9,543)
Total Accumulated Deficit	$(120,026)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on

21

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$149
Accumulated Net Realized Gain (Loss)	55
Capital Stock and Paid-in-Capital	(204)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$111,378
Total	$111,378

During the year ended October 31, 2012, the Fund utilized $20,590 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

22

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7500%
On next $2.5 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6750%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	0.90%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.70%	1.40%	1.10%	1.05%

23

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.31%
Class B	2.09
Class C	2.05
Class I	1.04
Class R3	1.45
Class R4	1.17
Class R5	0.99
Class Y	0.94

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $764 and contingent deferred sales charges of $142 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $42.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the

24

Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,195,308
Sales Proceeds Excluding U.S. Government Obligations	1,412,404

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued From Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,837	—	(10,779)	—	(6,942)	8,043	—	(11,464)	—	(3,421)
Amount	$51,605	$—	$(144,352)	$—	$(92,747)	$111,755	$—	$(156,721)	$—	$(44,966)
Class B
Shares	85	—	(1,234)	—	(1,149)	264	—	(1,090)	—	(826)
Amount	$1,075	$—	$(15,687)	$—	$(14,612)	$3,529	$—	$(14,257)	$—	$(10,728)
Class C
Shares	1,103	—	(6,076)	—	(4,973)	3,162	—	(6,352)	—	(3,190)
Amount	$13,969	$—	$(77,337)	$—	$(63,368)	$42,278	$—	$(82,653)	$—	$(40,375)
Class I
Shares	1,691	—	(4,196)	—	(2,505)	6,016	—	(5,591)	—	425
Amount	$22,735	$—	$(56,945)	$—	$(34,210)	$85,198	$—	$(76,661)	$—	$8,537
Class R3
Shares	723	—	(561)	—	162	972	—	(429)	—	543
Amount	$9,643	$—	$(7,382)	$—	$2,261	$13,412	$—	$(5,884)	$—	$7,528
Class R4
Shares	290	—	(509)	—	(219)	581	—	(277)	—	304
Amount	$3,914	$—	$(7,143)	$—	$(3,229)	$7,791	$—	$(3,723)	$—	$4,068
Class R5
Shares	30	—	(37)	—	(7)	59	—	(22)	—	37
Amount	$430	$—	$(504)	$—	$(74)	$857	$—	$(323)	$—	$534
Class Y
Shares	177	—	(1,889)	—	(1,712)	810	—	(1,749)	—	(939)
Amount	$2,473	$—	$(25,480)	$—	$(23,007)	$10,313	$—	$(25,511)	$—	$(15,198)
Total
Shares	7,936	—	(25,281)	—	(17,345)	19,907	—	(26,974)	—	(7,067)
Amount	$105,844	$—	$(334,830)	$—	$(228,986)	$275,133	$—	$(365,733)	$—	$(90,600)

25

The Hartford Capital Appreciation II Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	60	$802
For the Year Ended October 31, 2011	47	$640

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

27

The Hartford Capital Appreciation II Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$12.80	$0.03	$1.10	$1.13	$–	$–	$–	$–	$13.93
B	12.14	(0.08)	1.04	0.96	–	–	–	–	13.10
C	12.21	(0.07)	1.04	0.97	–	–	–	–	13.18
I	13.04	0.08	1.10	1.18	–	–	–	–	14.22
R3	12.69	0.01	1.09	1.10	–	–	–	–	13.79
R4	12.91	0.06	1.10	1.16	–	–	–	–	14.07
R5	13.09	0.08	1.11	1.19	–	–	–	–	14.28
Y	13.18	0.19	1.03	1.22	–	–	–	–	14.40

For the Year Ended October 31, 2011
A	12.94	(0.03)	(0.11)	(0.14)	–	–	–	–	12.80
B	12.37	(0.14)	(0.09)	(0.23)	–	–	–	–	12.14
C	12.42	(0.12)	(0.09)	(0.21)	–	–	–	–	12.21
I	13.13	0.02	(0.11)	(0.09)	–	–	–	–	13.04
R3	12.86	(0.06)	(0.11)	(0.17)	–	–	–	–	12.69
R4	13.04	(0.02)	(0.11)	(0.13)	–	–	–	–	12.91
R5	13.18	0.02	(0.11)	(0.09)	–	–	–	–	13.09
Y	13.25	0.03	(0.10)	(0.07)	–	–	–	–	13.18

For the Year Ended October 31, 2010
A	10.74	(0.03)	2.23	2.20	–	–	–	–	12.94
B	10.35	(0.14)	2.16	2.02	–	–	–	–	12.37
C	10.39	(0.12)	2.15	2.03	–	–	–	–	12.42
I	10.86	0.02	2.25	2.27	–	–	–	–	13.13
R3	10.71	(0.05)	2.20	2.15	–	–	–	–	12.86
R4	10.82	(0.02)	2.24	2.22	–	–	–	–	13.04
R5	10.91	0.02	2.25	2.27	–	–	–	–	13.18
Y	10.96	0.04	2.25	2.29	–	–	–	–	13.25

For the Year Ended October 31, 2009
A	8.73	–	2.01	2.01	–	–	–	–	10.74
B	8.47	(0.06)	1.94	1.88	–	–	–	–	10.35
C	8.50	(0.06)	1.95	1.89	–	–	–	–	10.39
I	8.80	0.03	2.03	2.06	–	–	–	–	10.86
R3	8.73	(0.03)	2.01	1.98	–	–	–	–	10.71
R4	8.79	–	2.03	2.03	–	–	–	–	10.82
R5	8.84	0.02	2.05	2.07	–	–	–	–	10.91
Y	8.86	0.04	2.06	2.10	–	–	–	–	10.96

For the Year Ended October 31, 2008
A	16.95	0.02	(7.07)	(7.05)	–	(1.17)	–	(1.17)	8.73
B	16.62	(0.09)	(6.89)	(6.98)	–	(1.17)	–	(1.17)	8.47
C	16.66	(0.07)	(6.92)	(6.99)	–	(1.17)	–	(1.17)	8.50
I	17.02	0.04	(7.09)	(7.05)	–	(1.17)	–	(1.17)	8.80
R3	17.00	(0.01)	(7.09)	(7.10)	–	(1.17)	–	(1.17)	8.73
R4	17.05	0.01	(7.10)	(7.09)	–	(1.17)	–	(1.17)	8.79
R5	17.10	0.04	(7.13)	(7.09)	–	(1.17)	–	(1.17)	8.84
Y	17.12	–	(7.09)	(7.09)	–	(1.17)	–	(1.17)	8.86

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

28

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

8.83%	$411,923	1.41%	1.32%	0.23%	135%
7.91	51,815	2.26	2.10	(0.55)	–
7.94	222,460	2.12	2.06	(0.51)	–
9.05	87,227	1.10	1.05	0.49	–
8.67	24,232	1.69	1.45	0.11	–
8.99	10,362	1.37	1.18	0.37	–
9.09	1,276	1.09	1.00	0.57	–
9.26	12,189	0.97	0.95	0.63	–

(1.08)	467,407	1.41	1.41	(0.19)	140
(1.86)	61,934	2.25	2.25	(1.03)	–
(1.69)	266,634	2.13	2.13	(0.91)	–
(0.69)	112,597	1.11	1.11	0.12	–
(1.32)	20,237	1.72	1.70	(0.48)	–
(1.00)	12,333	1.40	1.40	(0.17)	–
(0.68)	1,255	1.11	1.10	0.13	–
(0.53)	33,723	0.99	0.99	0.23	–

20.48	516,406	1.44	1.44	(0.20)	155
19.52	73,313	2.28	2.28	(1.04)	–
19.54	310,899	2.15	2.15	(0.91)	–
20.90	107,796	1.11	1.11	0.13	–
20.07	13,520	1.74	1.73	(0.50)	–
20.52	8,486	1.40	1.40	(0.18)	–
20.81	777	1.12	1.11	0.12	–
20.89	46,353	1.00	1.00	0.25	–

23.02	497,959	1.54	1.54	0.02	168
22.20	72,940	2.44	2.22	(0.67)	–
22.23	297,280	2.25	2.25	(0.70)	–
23.41	95,280	1.16	1.16	0.37	–
22.68	8,057	1.81	1.81	(0.30)	–
23.09	5,308	1.43	1.43	0.04	–
23.42	816	1.14	1.14	0.29	–
23.70	54,222	1.02	1.02	0.49	–

(44.43)	479,795	1.40	1.40	0.12	159
(44.92)	66,057	2.27	2.27	(0.75)	–
(44.87)	269,662	2.14	2.14	(0.62)	–
(44.23)	79,436	1.08	1.08	0.43	–
(44.60)	4,148	1.77	1.77	(0.28)	–
(44.40)	1,232	1.43	1.43	0.08	–
(44.26)	151	1.16	1.16	0.37	–
(44.20)	21,827	1.01	1.01	0.51	–

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation II Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation II Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

30

The Hartford Capital Appreciation II Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

31

The Hartford Capital Appreciation II Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

32

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Capital Appreciation II Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

34

The Hartford Capital Appreciation II Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$984.45	$6.24	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class B	$1,000.00	$980.54	$9.96	$1,000.00	$1,015.08	$10.13	2.00	184	366
Class C	$1,000.00	$980.65	$9.96	$1,000.00	$1,015.08	$10.13	2.00	184	366
Class I	$1,000.00	$985.45	$4.99	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class R3	$1,000.00	$984.30	$6.73	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R4	$1,000.00	$985.29	$5.24	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class R5	$1,000.00	$985.51	$4.74	$1,000.00	$1,020.36	$4.82	0.95	184	366
Class Y	$1,000.00	$986.30	$4.49	$1,000.00	$1,020.61	$4.57	0.90	184	366

35

The Hartford Capital Appreciation II Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Capital Appreciation II Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

36

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board reviewed the Fund’s performance over multiple periods as compared to its peer group and benchmark. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1-year period and that its performance was in line with the peer group and benchmark for the 3- and 5-year periods. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

37

The Hartford Capital Appreciation II Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, the Fund’s contractual management fees had been reduced at all asset levels and an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that the Fund’s contractual management fees had recently been reduced at all asset levels and that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The

38

Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CAII12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Checks and Balances Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Investment Financial Services, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/31/07 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Checks and Balances A#	10.43%	1.13%	2.05%
Checks and Balances A##	4.35%	-0.01%	0.99%
Checks and Balances B#	9.45%	0.31%	1.24%
Checks and Balances B##	4.45%	-0.06%	1.07%
Checks and Balances C#	9.63%	0.38%	1.30%
Checks and Balances C##	8.63%	0.38%	1.30%
Checks and Balances I#	10.70%	1.39%	2.30%
Checks and Balances R3#	10.08%	0.85%	1.80%
Checks and Balances R4#	10.29%	1.11%	2.03%
Checks and Balances R5#	10.70%	1.37%	2.28%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	6.53%
Russell 3000 Index	14.75%	0.59%	0.81%
S&P 500 Index	15.19%	0.36%	0.68%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Checks and Balances Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President of HIFSCO,
Chairman of the HIFSCO Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 10.43%, before sales charge, for the twelve-month period ended October 31, 2012, versus 9.34% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 5.25% for the Barclays U.S. Aggregate Bond Index, 15.19% for the S&P 500 Index, and 14.75% for the Russell 3000 Index.

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Total Return Bond Fund. The return of The Hartford Capital Appreciation Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordinvestor.com for the shareholder report of each Underlying Fund.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund, Class Y	33.3%
The Hartford Dividend and Growth Fund, Class Y	33.3
The Hartford Total Return Bond Fund, Class Y	33.4
Other Assets and Liabilities	0.0
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 66.6%
16,011	The Hartford Capital Appreciation Fund, Class Y		$569,678
26,900	The Hartford Dividend and Growth Fund, Class Y		569,732
			1,139,410
	Total equity funds
	(cost $937,246)		$1,139,410

FIXED INCOME FUNDS - 33.4%

50,397	The Hartford Total Return Bond Fund, Class Y		$570,491

	Total fixed income funds
	(cost $539,435)		$570,491

	Total investments in affiliated investment companies
	(cost $1,476,681)		$1,709,901

	Total long-term investments (cost $1,476,681)		$1,709,901

	Total investments
	(cost $1,476,681) ▲	100.0%	$1,709,901
	Other assets and liabilities	–%	(194)
	Total net assets	100.0%	$1,709,707

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $1,548,801 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$161,100
Unrealized Depreciation	—
Net Unrealized Appreciation	$161,100

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,709,901	$1,709,901	$–	$–
Total	$1,709,901	$1,709,901	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,476,681)	$1,709,901
Receivables:
Investment securities sold	2,212
Fund shares sold	1,463
Dividends and interest	1,528
Other assets	72
Total assets	1,715,176
Liabilities:
Payables:
Investment securities purchased	123
Fund shares redeemed	4,889
Administrative fees	1
Distribution fees	158
Accrued expenses	298
Total liabilities	5,469
Net assets	$1,709,707
Summary of Net Assets:
Capital stock and paid-in-capital	$1,542,025
Undistributed net investment income	866
Accumulated net realized loss	(66,404)
Unrealized appreciation of investments	233,220
Net assets	$1,709,707

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.92/$10.50
Shares outstanding	128,739
Net assets	$1,277,312
Class B: Net asset value per share	$9.88
Shares outstanding	11,604
Net assets	$114,693
Class C: Net asset value per share	$9.89
Shares outstanding	28,739
Net assets	$284,190
Class I: Net asset value per share	$9.93
Shares outstanding	2,141
Net assets	$21,254
Class R3: Net asset value per share	$9.90
Shares outstanding	1,087
Net assets	$10,764
Class R4: Net asset value per share	$9.91
Shares outstanding	139
Net assets	$1,375
Class R5: Net asset value per share	$9.93
Shares outstanding	12
Net assets	$119

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$45,166
Total investment income	45,166

Expenses:
Administrative services fees	22
Transfer agent fees	2,215
Distribution fees
Class A	3,282
Class B	1,191
Class C	2,984
Class R3	51
Class R4	3
Custodian fees	1
Accounting services fees	211
Registration and filing fees	165
Board of Directors' fees	46
Audit fees	29
Other expenses	289
Total expenses	10,489
Net Investment Income	34,677
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	2,913
Net realized loss on investments in underlying affiliated funds	(1,144)
Net Realized Gain on Investments	1,769
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	134,531
Net Changes in Unrealized Appreciation of Investments	134,531
Net Gain on Investments	136,300
Net Increase in Net Assets Resulting from Operations	$170,977

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$34,677	$23,069
Net realized gain on investments	1,769	2,647
Net unrealized appreciation of investments	134,531	505
Net Increase In Net Assets Resulting From Operations	170,977	26,221
Distributions to Shareholders:
From net investment income
Class A	(27,865)	(20,476)
Class B	(1,578)	(806)
Class C	(4,139)	(2,255)
Class I	(488)	(364)
Class R3	(174)	(81)
Class R4	(21)	(10)
Class R5	(3)	(2)
Total from net investment income	(34,268)	(23,994)
From net realized gain on investments
Class A	(5,889)	—
Class B	(545)	—
Class C	(1,371)	—
Class I	(90)	—
Class R3	(41)	—
Class R4	(4)	—
Class R5	(1)	—
Total from net realized gain on investments	(7,941)	—
Total distributions	(42,209)	(23,994)
Capital Share Transactions:
Class A	(155,595)	(93,397)
Class B	(17,230)	(21,167)
Class C	(48,250)	(45,940)
Class I	(70)	(1,347)
Class R3	787	7,410
Class R4	476	613
Class R5	3	(9)
Net decrease from capital share transactions	(219,879)	(153,837)
Net Decrease In Net Assets	(91,111)	(151,610)
Net Assets:
Beginning of period	1,800,818	1,952,428
End of period	$1,709,707	$1,800,818
Undistributed (distribution in excess of) net investment income (loss)	$866	$457

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

10

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$34,268	$23,994
Long-Term Capital Gains ‡	7,941	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$866
Undistributed Long-Term Capital Gain	5,716
Unrealized Appreciation *	161,100
Total Accumulated Earnings	$167,682

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

12

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $3,707 and contingent deferred sales charges of $297 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $110.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	12	9%
Class R5	12	100

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$207,076
Sales Proceeds Excluding U.S. Government Obligations	432,242

14

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	12,905	3,577	(32,702)	—	(16,220)	28,858	2,137	(41,117)	—	(10,122)
Amount	$123,073	$33,189	$(311,857)	$—	$(155,595)	$275,688	$20,026	$(389,111)	$—	$(93,397)
Class B
Shares	180	225	(2,208)	—	(1,803)	375	83	(2,697)	—	(2,239)
Amount	$1,715	$2,051	$(20,996)	$—	$(17,230)	$3,545	$770	$(25,482)	$—	$(21,167)
Class C
Shares	2,394	572	(8,017)	—	(5,051)	5,177	225	(10,316)	—	(4,914)
Amount	$22,748	$5,228	$(76,226)	$—	$(48,250)	$49,357	$2,106	$(97,403)	$—	$(45,940)
Class I
Shares	771	48	(829)	—	(10)	1,003	28	(1,189)	—	(158)
Amount	$7,363	$450	$(7,883)	$—	$(70)	$9,666	$267	$(11,280)	$—	$(1,347)
Class R3
Shares	580	23	(517)	—	86	1,305	9	(553)	—	761
Amount	$5,553	$215	$(4,981)	$—	$787	$12,579	$81	$(5,250)	$—	$7,410
Class R4
Shares	65	3	(18)	—	50	86	1	(24)	—	63
Amount	$622	$25	$(171)	$—	$476	$828	$10	$(225)	$—	$613
Class R5
Shares	—	—	—	—	—	—	—	(1)	—	(1)
Amount	$—	$3	$—	$—	$3	$—	$2	$(11)	$—	$(9)
Total
Shares	16,895	4,448	(44,291)	—	(22,948)	36,804	2,483	(55,897)	—	(16,610)
Amount	$161,074	$41,161	$(422,114)	$—	$(219,879)	$351,663	$23,262	$(528,762)	$—	$(153,837)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	63	$607
For the Year Ended October 31, 2011	84	$802

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management agreement for the Fund (the “Existing Agreement”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford. The termination of the Existing Agreement and implementation of the New Agreement are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreement; and (ii) the day-to-day management of the Fund.

16

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17

The Hartford Checks and Balances Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$–	$(0.24)	$9.92
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	–	(0.16)	9.88
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	–	(0.17)	9.89
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	–	(0.27)	9.93
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	–	(0.21)	9.90
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	–	(0.24)	9.91
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	–	(0.27)	9.93

For the Year Ended October 31, 2011
A	9.22	0.13	–	0.13	(0.13)	–	–	(0.13)	9.22
B	9.18	0.05	0.02	0.07	(0.06)	–	–	(0.06)	9.19
C	9.19	0.06	–	0.06	(0.06)	–	–	(0.06)	9.19
I	9.22	0.15	0.02	0.17	(0.16)	–	–	(0.16)	9.23
R3	9.21	0.10	–	0.10	(0.11)	–	–	(0.11)	9.20
R4	9.21	0.12	0.02	0.14	(0.13)	–	–	(0.13)	9.22
R5	9.22	0.15	0.02	0.17	(0.16)	–	–	(0.16)	9.23

For the Year Ended October 31, 2010 (E)
A	8.29	0.13	0.93	1.06	(0.13)	–	–	(0.13)	9.22
B	8.26	0.06	0.92	0.98	(0.06)	–	–	(0.06)	9.18
C	8.26	0.07	0.92	0.99	(0.06)	–	–	(0.06)	9.19
I	8.29	0.15	0.93	1.08	(0.15)	–	–	(0.15)	9.22
R3	8.29	0.10	0.92	1.02	(0.10)	–	–	(0.10)	9.21
R4	8.29	0.14	0.91	1.05	(0.13)	–	–	(0.13)	9.21
R5	8.29	0.16	0.92	1.08	(0.15)	–	–	(0.15)	9.22

For the Year Ended October 31, 2009
A	7.32	0.19	1.03	1.22	(0.20)	(0.05)	–	(0.25)	8.29
B	7.29	0.13	1.04	1.17	(0.15)	(0.05)	–	(0.20)	8.26
C	7.29	0.13	1.04	1.17	(0.15)	(0.05)	–	(0.20)	8.26
I	7.32	0.21	1.03	1.24	(0.22)	(0.05)	–	(0.27)	8.29
R3	7.31	0.17	1.04	1.21	(0.18)	(0.05)	–	(0.23)	8.29
R4	7.32	0.19	1.03	1.22	(0.20)	(0.05)	–	(0.25)	8.29
R5	7.32	0.21	1.03	1.24	(0.22)	(0.05)	–	(0.27)	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	(3.17)	(2.96)	(0.23)	–	–	(0.23)	7.32
B	10.49	0.15	(3.19)	(3.04)	(0.16)	–	–	(0.16)	7.29
C	10.49	0.15	(3.18)	(3.03)	(0.17)	–	–	(0.17)	7.29
I(F)	9.89	0.14	(2.57)	(2.43)	(0.14)	–	–	(0.14)	7.32
R3(I)	9.38	0.03	(2.06)	(2.03)	(0.04)	–	–	(0.04)	7.31
R4(I)	9.38	0.03	(2.05)	(2.02)	(0.04)	–	–	(0.04)	7.32
R5(I)	9.38	0.03	(2.04)	(2.01)	(0.05)	–	–	(0.05)	7.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 29, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on August 29, 2008.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets(C)		Portfolio Turnover Rate(D)

10.43%		$1,277,312	0.41%		0.41%		2.15%		12%
9.45		114,693	1.22		1.22		1.35		–
9.63		284,190	1.16		1.16		1.41		–
10.70		21,254	0.16		0.16		2.38		–
10.08		10,764	0.76		0.76		1.71		–
10.29		1,375	0.47		0.47		1.92		–
10.70		119	0.16		0.16		2.37		–

1.44		1,337,009	0.41		0.41		1.36		19
0.71		123,183	1.21		1.21		0.55		–
0.66		310,632	1.16		1.16		0.61		–
1.81		19,854	0.15		0.15		1.61		–
1.05		9,211	0.76		0.76		1.00		–
1.53		822	0.47		0.46		1.29		–
1.83		107	0.15		0.15		1.62		–

12.85		1,429,438	0.42		0.42		1.51		19
11.87		143,627	1.23		1.23		0.69		–
12.06		355,504	1.16		1.16		0.75		–
13.09		21,297	0.17		0.17		1.75		–
12.40		2,206	0.81		0.78		1.15		–
12.76		241	0.50		0.47		1.75		–
13.13		115	0.16		0.15		1.76		–

17.34		1,073,060	0.46		0.46		2.45		3
16.56		141,845	1.31		1.23		1.68		–
16.56		298,931	1.22		1.22		1.76		–
17.68		19,988	0.20		0.20		2.61		–
17.18		598	0.87		0.78		1.46		–
17.30		112	0.49		0.48		2.48		–
17.65		98	0.17		0.17		2.84		–

(28.70)		649,297	0.42		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.22		–
(29.29)		211,502	1.17		1.17		1.26		–
(23.71	)(G)	8,293	0.16	(H)	0.16	(H)	2.09	(H)	–
(21.19	)(G)	80	0.81	(H)	0.80	(H)	1.93	(H)	–
(21.06	)(G)	79	0.51	(H)	0.50	(H)	2.23	(H)	–
(21.04	)(G)	79	0.21	(H)	0.21	(H)	2.52	(H)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Checks and Balances Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Checks and Balances Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

20

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Checks and Balances Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 2.36%.

24

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.02	$2.11	$1,000.00	$1,023.05	$2.11	0.41%	184	366
Class B	$1,000.00	$1,016.91	$6.21	$1,000.00	$1,018.98	$6.21	1.22	184	366
Class C	$1,000.00	$1,017.18	$5.90	$1,000.00	$1,019.29	$5.91	1.16	184	366
Class I	$1,000.00	$1,023.37	$0.81	$1,000.00	$1,024.33	$0.81	0.16	184	366
Class R3	$1,000.00	$1,019.33	$3.84	$1,000.00	$1,021.34	$3.84	0.76	184	366
Class R4	$1,000.00	$1,020.93	$2.38	$1,000.00	$1,022.79	$2.38	0.47	184	366
Class R5	$1,000.00	$1,023.39	$0.80	$1,000.00	$1,024.35	$0.80	0.16	184	366

25

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Checks and Balances Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO” or the “Adviser”) (the “Agreement”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Adviser to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser and its affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services Provided by the Adviser

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure, particularly the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

The Board noted that under the Agreement, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of

26

the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO.

Performance of the Fund and the Adviser

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Adviser

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Adviser

The Board considered comparative information with respect to the total expense ratios of the Fund, noting that there is no management fee for the Fund. In this regard, the Board requested and reviewed information from HIFSCO relating to the total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios

27

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Adviser’s realization of economies of scale with respect to the Fund and whether the expense levels reflect these economies of scale for the benefit of the Fund’s shareholders.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CB12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Conservative Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Conservative Allocation Fund inception 05/28/2004
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks current income and long-term capital appreciation.

Performance Overview 5/28/04 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Conservative Allocation A#	7.55%	2.93%	5.07%
Conservative Allocation A##	1.64%	1.78%	4.37%
Conservative Allocation B#	6.69%	2.13%	4.34%*
Conservative Allocation B##	1.69%	1.77%	4.34%*
Conservative Allocation C#	6.78%	2.18%	4.34%
Conservative Allocation C##	5.78%	2.18%	4.34%
Conservative Allocation I#	7.89%	3.21%	5.27%
Conservative Allocation R3#	7.18%	2.52%	4.77%
Conservative Allocation R4#	7.55%	2.89%	5.03%
Conservative Allocation R5#	7.86%	3.20%	5.25%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.72%
MSCI All Country World Index	9.17%	-2.42%	5.89%
S&P 500 Index	15.19%	0.36%	4.91%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 7.55%, before sales charge, for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target Conservative Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.15%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 30% equities and 70% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. A modest underweight allocation to equities detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Alternative Strategies, World Bond, and Strategic Income funds more than offset weak benchmark-relative results from the International Opportunities, Global Real Asset, and Emerging Markets Research Equity funds.

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers.

3

The Hartford Conservative Allocation Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments
as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	2.7
The Hartford Dividend and Growth Fund, Class Y	5.3
The Hartford Emerging Markets Research Fund, Class Y	2.0
The Hartford Global Real Asset Fund, Class Y	12.4
The Hartford Inflation Plus Fund, Class Y	22.7
The Hartford International Opportunities Fund, Class Y	4.6
The Hartford International Small Company Fund, Class Y	1.6
The Hartford MidCap Value Fund, Class Y	0.9
The Hartford Small Company Fund, Class Y	0.9
The Hartford Strategic Income Fund, Class Y	2.0
The Hartford Total Return Bond Fund, Class Y	14.0
The Hartford World Bond Fund, Class Y	21.1
Other Assets and Liabilities	(0.2)
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.2%
EQUITY FUNDS - 30.4%
208	The Hartford Capital Appreciation Fund, Class Y		$7,410
685	The Hartford Dividend and Growth Fund, Class Y		14,513
647	The Hartford Emerging Markets Research Fund, Class Y		5,476
3,139	The Hartford Global Real Asset Fund, Class Y		33,680
837	The Hartford International Opportunities Fund, Class Y		12,596
328	The Hartford International Small Company Fund, Class Y		4,381
186	The Hartford MidCap Value Fund, Class Y		2,464
114	The Hartford Small Company Fund, Class Y		2,464
			82,984
	Total equity funds
	(cost $76,391)		$82,984

FIXED INCOME FUNDS - 69.8%
2,542	The Hartford Alternative Strategies Fund, Class Y		$27,325
4,855	The Hartford Inflation Plus Fund, Class Y		61,946
559	The Hartford Strategic Income Fund, Class Y		5,437
3,375	The Hartford Total Return Bond Fund, Class Y		38,201
5,333	The Hartford World Bond Fund, Class Y		57,494
			190,403
	Total fixed income funds
	(cost $180,906)		$190,403

	Total investments in affiliated investment companies
	(cost $257,297)		$273,387

	Total long-term investments
	(cost $257,297)		$273,387

	Total investments
	(cost $257,297) ▲	100.2%	$273,387
	Other assets and liabilities	(0.2)%	(477)
	Total net assets	100.0%	$272,910

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $258,046 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,341
Unrealized Depreciation	—
Net Unrealized Appreciation	$15,341

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$273,387	$273,387	$—	$—
Total	$273,387	$273,387	$—	$—

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $257,297)	$273,387
Receivables:
Investment securities sold	396
Fund shares sold	514
Dividends and interest	266
Other assets	34
Total assets	274,597
Liabilities:
Payables:
Investment securities purchased	461
Fund shares redeemed	1,143
Investment management fees	9
Administrative fees	1
Distribution fees	28
Accrued expenses	45
Total liabilities	1,687
Net assets	$272,910
Summary of Net Assets:
Capital stock and paid-in-capital	$252,678
Undistributed net investment income	108
Accumulated net realized gain	4,034
Unrealized appreciation of investments	16,090
Net assets	$272,910

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.35/$12.01
Shares outstanding	14,695
Net assets	$166,842
Class B: Net asset value per share	$11.33
Shares outstanding	1,548
Net assets	$17,538
Class C: Net asset value per share	$11.32
Shares outstanding	5,218
Net assets	$59,053
Class I: Net asset value per share	$11.34
Shares outstanding	131
Net assets	$1,481
Class R3: Net asset value per share	$11.37
Shares outstanding	845
Net assets	$9,608
Class R4: Net asset value per share	$11.33
Shares outstanding	1,253
Net assets	$14,196
Class R5: Net asset value per share	$11.36
Shares outstanding	369
Net assets	$4,192

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$130
Dividends from underlying affiliated funds	4,522
Total investment income	4,652

Expenses:
Investment management fees	410
Administrative services fees	46
Transfer agent fees	264
Distribution fees
Class A	413
Class B	199
Class C	578
Class R3	47
Class R4	37
Custodian fees	1
Accounting services fees	33
Registration and filing fees	105
Board of Directors' fees	8
Audit fees	12
Other expenses	53
Total expenses (before fees paid indirectly)	2,206
Commission recapture	(1)
Total fees paid indirectly	(1)
Total expenses, net	2,205
Net Investment Income	2,447
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	2,512
Net realized gain on investments in underlying affiliated funds	13,613
Net realized gain on investments in securities	809
Net Realized Gain on Investments	16,934
Net Changes in Unrealized Depreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,011
Net unrealized depreciation of investments	(1,112)
Net Changes in Unrealized Depreciation of Investments	(101)
Net Gain on Investments	16,833
Net Increase in Net Assets Resulting from Operations	$19,280

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$2,447	$4,723
Net realized gain on investments	16,934	15,048
Net unrealized depreciation of investments	(101)	(9,584)
Net Increase In Net Assets Resulting From Operations	19,280	10,187
Distributions to Shareholders:
From net investment income
Class A	(2,414)	(4,106)
Class B	(175)	(384)
Class C	(518)	(947)
Class I	(22)	(32)
Class R3	(104)	(114)
Class R4	(205)	(335)
Class R5	(79)	(168)
Total distributions	(3,517)	(6,086)
Capital Share Transactions:
Class A	(6,564)	(2,150)
Class B	(5,026)	(2,636)
Class C	(148)	2,138
Class I	147	508
Class R3	1,732	3,915
Class R4	182	32
Class R5	(857)	(1,450)
Net increase (decrease) from capital share transactions	(10,534)	357
Net Increase In Net Assets	5,229	4,458
Net Assets:
Beginning of period	267,681	263,223
End of period	$272,910	$267,681
Undistributed (distribution in excess of) net investment income (loss)	$108	$318

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements - (continued)
October 31, 2012
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$3,517	$6,086

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$108
Undistributed Long-Term Capital Gain	5,441
Accumulated Capital Losses *	(658)
Unrealized Appreciation †	15,341
Total Accumulated Earnings	$20,232

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$860
Accumulated Net Realized Gain (Loss)	(860)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements - (continued)
October 31, 2012
(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$658
Total	$658

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $9,512 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.58%
Class B	1.39
Class C	1.32
Class I	0.30
Class R3	0.93
Class R4	0.63
Class R5	0.33

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements - (continued)
October 31, 2012
(000’s Omitted)

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $685 and contingent deferred sales charges of $36 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $26.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	3%

16

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$226,404
Sales Proceeds Excluding U.S. Government Obligations	234,746

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,016	218	(3,830)	—	(596)	3,818	372	(4,379)	—	(189)
Amount	$33,106	$2,344	$(42,014)	$—	$(6,564)	$41,004	$3,971	$(47,125)	$—	$(2,150)
Class B
Shares	103	15	(573)	—	(455)	250	33	(527)	—	(244)
Amount	$1,120	$162	$(6,308)	$—	$(5,026)	$2,665	$354	$(5,655)	$—	$(2,636)
Class C
Shares	1,071	45	(1,128)	—	(12)	1,451	81	(1,335)	—	197
Amount	$11,739	$474	$(12,361)	$—	$(148)	$15,622	$859	$(14,343)	$—	$2,138
Class I
Shares	64	2	(52)	—	14	92	3	(48)	—	47
Amount	$703	$19	$(575)	$—	$147	$996	$28	$(516)	$—	$508
Class R3
Shares	521	10	(368)	—	163	422	11	(68)	—	365
Amount	$5,683	$104	$(4,055)	$—	$1,732	$4,533	$114	$(732)	$—	$3,915
Class R4
Shares	659	19	(654)	—	24	336	32	(366)	—	2
Amount	$7,230	$205	$(7,253)	$—	$182	$3,642	$335	$(3,945)	$—	$32
Class R5
Shares	53	7	(138)	—	(78)	549	16	(697)	—	(132)
Amount	$581	$79	$(1,517)	$—	$(857)	$5,867	$168	$(7,485)	$—	$(1,450)
Total
Shares	5,487	316	(6,743)	—	(940)	6,918	548	(7,420)	—	46
Amount	$60,162	$3,387	$(74,083)	$—	$(10,534)	$74,329	$5,829	$(79,801)	$—	$357

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	61	$676
For the Year Ended October 31, 2011	36	$388

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

17

The Hartford Conservative Allocation Fund
Notes to Financial Statements - (continued)
October 31, 2012
(000’s Omitted)

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

18

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19

The Hartford Conservative Allocation Fund
Financial Highlights

- Selected Per-Share Date(A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$—	$—	$(0.16)	$11.35
B	10.71	0.03	0.68	0.71	(0.09)	—	—	(0.09)	11.33
C	10.70	0.04	0.68	0.72	(0.10)	—	—	(0.10)	11.32
I	10.69	0.16	0.67	0.83	(0.18)	—	—	(0.18)	11.34
R3	10.74	0.08	0.68	0.76	(0.13)	—	—	(0.13)	11.37
R4	10.69	0.11	0.69	0.80	(0.16)	—	—	(0.16)	11.33
R5	10.71	0.15	0.68	0.83	(0.18)	—	—	(0.18)	11.36

For the Year Ended October 31, 2011
A	10.55	0.21	0.22	0.43	(0.27)	—	—	(0.27)	10.71
B	10.55	0.13	0.21	0.34	(0.18)	—	—	(0.18)	10.71
C	10.54	0.13	0.22	0.35	(0.19)	—	—	(0.19)	10.70
I	10.54	0.23	0.22	0.45	(0.30)	—	—	(0.30)	10.69
R3	10.59	0.18	0.21	0.39	(0.24)	—	—	(0.24)	10.74
R4	10.54	0.21	0.20	0.41	(0.26)	—	—	(0.26)	10.69
R5	10.55	0.23	0.23	0.46	(0.30)	—	—	(0.30)	10.71

For the Year Ended October 31, 2010
A	9.57	0.23	0.98	1.21	(0.23)	—	—	(0.23)	10.55
B	9.57	0.15	0.97	1.12	(0.14)	—	—	(0.14)	10.55
C	9.56	0.15	0.98	1.13	(0.15)	—	—	(0.15)	10.54
I	9.56	0.28	0.95	1.23	(0.25)	—	—	(0.25)	10.54
R3	9.61	0.18	1.00	1.18	(0.20)	—	—	(0.20)	10.59
R4	9.56	0.22	0.98	1.20	(0.22)	—	—	(0.22)	10.54
R5	9.57	0.25	0.98	1.23	(0.25)	—	—	(0.25)	10.55

For the Year Ended October 31, 2009 (F)
A	8.30	0.25	1.28	1.53	(0.26)	—	—	(0.26)	9.57
B	8.30	0.19	1.27	1.46	(0.19)	—	—	(0.19)	9.57
C	8.29	0.19	1.27	1.46	(0.19)	—	—	(0.19)	9.56
I	8.29	0.26	1.29	1.55	(0.28)	—	—	(0.28)	9.56
R3	8.28	0.17	1.32	1.49	(0.16)	—	—	(0.16)	9.61
R4	8.29	0.25	1.27	1.52	(0.25)	—	—	(0.25)	9.56
R5	8.30	0.26	1.29	1.55	(0.28)	—	—	(0.28)	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	(2.84)	(2.51)	(0.42)	(0.40)	—	(0.82)	8.30
B	11.62	0.24	(2.82)	(2.58)	(0.34)	(0.40)	—	(0.74)	8.30
C	11.62	0.23	(2.81)	(2.58)	(0.35)	(0.40)	—	(0.75)	8.29
I	11.61	0.39	(2.86)	(2.47)	(0.45)	(0.40)	—	(0.85)	8.29
R3	11.61	0.32	(2.86)	(2.54)	(0.39)	(0.40)	—	(0.79)	8.28
R4	11.62	0.34	(2.85)	(2.51)	(0.42)	(0.40)	—	(0.82)	8.29
R5	11.63	0.39	(2.87)	(2.48)	(0.45)	(0.40)	—	(0.85)	8.30

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)	During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into the Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

20

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)	Portfolio Turnover Rate(E)

7.55%	$166,842	0.58%	0.58%	1.13%	83%
6.69	17,538	1.39	1.39	0.38	—
6.78	59,053	1.33	1.33	0.37	—
7.89	1,481	0.30	0.30	1.39	—
7.18	9,608	0.93	0.93	0.62	—
7.55	14,196	0.63	0.63	1.00	—
7.86	4,192	0.33	0.33	1.43	—

4.09	163,779	0.58	0.58	1.99	41
3.24	21,454	1.37	1.37	1.20	—
3.32	55,946	1.32	1.32	1.23	—
4.29	1,248	0.30	0.30	2.16	—
3.67	7,324	0.93	0.93	1.48	—
3.95	13,142	0.62	0.62	1.93	—
4.36	4,788	0.32	0.32	2.30	—

12.74	163,353	0.58	0.58	2.26	28
11.83	23,697	1.38	1.38	1.48	—
11.92	53,036	1.33	1.33	1.51	—
13.02	741	0.33	0.33	2.51	—
12.41	3,357	0.94	0.93	1.75	—
12.71	12,932	0.62	0.62	2.19	—
13.02	6,107	0.32	0.32	2.51	—

18.90	134,824	0.62	0.62	3.00	20	(G)
18.01	24,438	1.46	1.38	2.26	—
18.04	46,279	1.39	1.38	2.28	—
19.19	908	0.36	0.36	3.17	—
18.22	680	1.02	1.02	2.06	—
18.89	8,078	0.66	0.66	2.94	—
19.22	4,895	0.36	0.36	3.10	—

(22.99)	107,922	0.57	0.57	3.09	27
(23.55)	20,703	1.40	1.40	2.29	—
(23.57)	40,054	1.33	1.33	2.23	—
(22.73)	418	0.31	0.31	4.43	—
(23.28)	269	0.97	0.97	2.01	—
(23.01)	4,900	0.63	0.63	2.21	—
(22.81)	2,097	0.34	0.34	2.84	—

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Conservative Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Conservative Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

22

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

23

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) - (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

24

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Conservative Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 23.45%.

26

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,015.89	$2.99	$1,000.00	$1,022.17	$3.00	0.59%	184	366
Class B	$1,000.00	$1,011.89	$7.03	$1,000.00	$1,018.15	$7.05	1.39	184	366
Class C	$1,000.00	$1,012.24	$6.73	$1,000.00	$1,018.45	$6.75	1.33	184	366
Class I	$1,000.00	$1,016.65	$1.57	$1,000.00	$1,023.58	$1.58	0.31	184	366
Class R3	$1,000.00	$1,014.07	$4.76	$1,000.00	$1,020.41	$4.77	0.94	184	366
Class R4	$1,000.00	$1,015.01	$3.19	$1,000.00	$1,021.97	$3.20	0.63	184	366
Class R5	$1,000.00	$1,017.44	$1.72	$1,000.00	$1,023.43	$1.73	0.34	184	366

27

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Conservative Allocation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

29

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

30

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CAL12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Disciplined Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Disciplined Equity Fund inception 04/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Disciplined Equity A#	14.39%	0.13%	6.11%
Disciplined Equity A##	8.09%	-1.00%	5.51%
Disciplined Equity B#	13.50%	-0.52%	5.55%*
Disciplined Equity B##	8.50%	-0.92%	5.55%*
Disciplined Equity C#	13.55%	-0.62%	5.33%
Disciplined Equity C##	12.55%	-0.62%	5.33%
Disciplined Equity R3#	14.22%	-0.06%	6.19%
Disciplined Equity R4#	14.57%	0.20%	6.36%
Disciplined Equity R5#	14.93%	0.53%	6.56%
Disciplined Equity Y#	14.90%	0.60%	6.61%
S&P 500 Index	15.19%	0.36%	6.90%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Disciplined Equity Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Mammen Chally, CFA
Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 14.39%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the S&P 500, which returned 15.19% for the same period. The Fund outperformed the 13.22% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of euro area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

The Fund’s unfavorable stock selection in the Consumer Discretionary, Energy, and Materials sectors detracted from relative performance. This was partially offset by strong stock selection in the Health Care, Information Technology, and Financials sectors. Overall sector positioning, a fallout of the bottom up stock selection process, contributed modestly to relative returns during the period in part due to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care. The Fund’s modest cash position also detracted from benchmark relative performance in an upward-trending market.

The largest detractors from both absolute (i.e. total return) and benchmark relative performance were Deckers Outdoor (Consumer Discretionary), Abercrombie & Fitch (Consumer Discretionary), and Chesapeake Energy (Energy). Deckers Outdoor is a designer and marketer of fashion-oriented footwear, including the UGG and Teva proprietary brands. Shares declined after the company issued disappointing earnings guidance and margin pressures from higher product costs led to a reduction in consensus earnings expectations. Chesapeake Energy, a producer of natural gas, natural gas liquids, and oil, underperformed on concerns that increased spending on leaseholds and increased capital expenditures would not result in higher production guidance. Retailer Abercrombie & Fitch reported a disappointing quarter as same store sales turned modestly negative in the European flagships.

The largest contributors to relative performance were Regeneron Pharmaceuticals (Health Care), TJX Companies (Consumer Discretionary), and TransDigm Group (Industrials). Regeneron Pharmaceuticals, a biotechnology company, performed well after a stronger-than-expected launch of macular degeneration treatment drug Eylea improved investor confidence and sent shares higher. Shares of discount retailer TJX benefitted from increasing same-store-sales growth in an environment of rising prices at some full-priced retailers. TransDigm Group, a global designer, producer and supplier of aircraft components on commercial and military aircraft in service, performed well after the company agreed to acquire Aero Instruments. Our positions in Apple (Information Technology), Merck (Health Care), and Philip Morris International (Consumer Staples) were among top contributors to absolute performance.

What is the outlook?

Overall, we expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region. The U.S. has been better positioned than many other economies, partly because its deleveraging process is more advanced and partly in response to a more aggressive policy environment. The U.S. household balance sheet has also received a welcome windfall gain from recovering housing and equity prices this year. Housing has been a bright spot in the U.S. with the recent Case-Shiller data showing year-over-year price appreciation for the first time in years. However, many risks still remain including the well publicized fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts). The fiscal contraction could amount to 4% of Gross

3

The Hartford Disciplined Equity Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Domestic Product, enough to tip the economy back into recession. We believe there will ultimately be some compromise reached, which will be closer to a 1-2% headwind vs. the 3-4% that many fear. We believe that the U.S. will remain in a slow growth environment. Continued aggressive Fed policy (QE3) and an improving housing market should help us to avoid a recession.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight in the Health Care, Information Technology, and Consumer Staples sectors, and most underweight in Financials, Energy, and Telecommunication Services relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	3.3%
Capital Goods (Industrials)	8.6
Commercial and Professional Services (Industrials)	1.7
Consumer Durables and Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	1.5
Diversified Financials (Financials)	5.8
Energy (Energy)	9.4
Food and Staples Retailing (Consumer Staples)	3.7
Food, Beverage and Tobacco (Consumer Staples)	7.1
Health Care Equipment and Services (Health Care)	3.3
Household and Personal Products (Consumer Staples)	0.6
Insurance (Financials)	3.9
Materials (Materials)	2.3
Media (Consumer Discretionary)	2.4
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.2
Retailing (Consumer Discretionary)	5.7
Semiconductors and Semiconductor Equipment (Information Technology)	0.5
Software and Services (Information Technology)	14.1
Technology Hardware and Equipment (Information Technology)	6.4
Telecommunication Services (Services)	1.8
Utilities (Utilities)	3.7
Short-Term Investments	0.1
Other Assets and Liabilities	0.8
Total	100.0%

4

The Hartford Disciplined Equity Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Banks - 3.3%
25	PNC Financial Services Group, Inc.	$1,451
54	Wells Fargo & Co.	1,834
		3,285
	Capital Goods - 8.6%
23	AMETEK, Inc.	832
11	Boeing Co.	806
10	Cooper Industries plc Class A	784
12	Dover Corp.	705
58	General Electric Co.	1,229
13	Illinois Tool Works, Inc.	784
6	Parker-Hannifin Corp.	476
7	TransDigm Group, Inc.	990
19	United Technologies Corp.	1,494
3	W.W. Grainger, Inc.	554
		8,654
	Commercial and Professional Services - 1.7%
19	Equifax, Inc. ●	930
14	Towers Watson & Co.	743
		1,673
	Consumer Durables and Apparel - 1.1%
10	PVH Corp.	1,123

	Consumer Services - 1.5%
17	McDonald's Corp.	1,514

	Diversified Financials - 5.8%
13	Ameriprise Financial, Inc.	778
141	Bank of America Corp.	1,317
4	BlackRock, Inc.	785
35	Citigroup, Inc. Θ	1,325
39	JP Morgan Chase & Co. Θ	1,630
		5,835
	Energy - 9.4%
11	Anadarko Petroleum Corp.	780
11	Chevron Corp.	1,197
28	Cobalt International Energy, Inc. ●	579
19	ConocoPhillips Holding Co.	1,126
22	Exxon Mobil Corp.	2,010
15	Halliburton Co.	479
11	National Oilwell Varco, Inc.	793
22	Newfield Exploration Co. ●	595
16	Occidental Petroleum Corp.	1,266
13	Phillips 66	630
		9,455
	Food and Staples Retailing - 3.7%
11	Costco Wholesale Corp.	1,116
30	CVS Caremark Corp.	1,404
34	Walgreen Co.	1,215
		3,735
	Food, Beverage and Tobacco - 7.1%
36	Altria Group, Inc.	1,158
26	Constellation Brands, Inc. Class A ●	916
10	Lorillard, Inc.	1,145
25	PepsiCo, Inc.	1,705
25	Philip Morris International, Inc.	2,194
		7,118
	Health Care Equipment and Services - 3.3%
14	Covidien plc	784
11	McKesson Corp.	1,060
26	UnitedHealth Group, Inc.	1,455
		3,299
	Household and Personal Products - 0.6%
9	Energizer Holdings, Inc.	652

	Insurance - 3.9%
11	ACE Ltd.	875
24	Aon plc	1,292
27	MetLife, Inc.	956
14	Prudential Financial, Inc.	774
		3,897
	Materials - 2.3%
34	Dow Chemical Co.	1,005
12	Newmont Mining Corp.	673
4	Sherwin-Williams Co.	592
		2,270
	Media - 2.4%
27	Time Warner, Inc.	1,187
23	Viacom, Inc. Class B	1,177
		2,364
	Pharmaceuticals, Biotechnology and Life Sciences - 12.2%
14	Agilent Technologies, Inc.	499
13	Amgen, Inc.	1,167
5	Biogen Idec, Inc. ●	713
14	Cubist Pharmaceuticals, Inc. ●	580
32	Eli Lilly & Co.	1,559
35	Forest Laboratories, Inc. ●	1,179
22	Gilead Sciences, Inc. ●Θ	1,447
65	Merck & Co., Inc.	2,945
3	Regeneron Pharmaceuticals, Inc. ●	460
13	Salix Pharmaceuticals Ltd. ●	491
14	Watson Pharmaceuticals, Inc. ●	1,213
		12,253
	Retailing - 5.7%
21	Abercrombie & Fitch Co. Class A Θ	636
6	Amazon.com, Inc. ●Θ	1,456
45	Lowe's Co., Inc.	1,461
15	Ross Stores, Inc.	885
30	TJX Cos., Inc.	1,248
		5,686
	Semiconductors and Semiconductor Equipment - 0.5%
17	Avago Technologies Ltd.	553

	Software and Services - 14.1%
23	Accenture plc	1,581
74	Activision Blizzard, Inc.	801
19	Automatic Data Processing, Inc.	1,074
20	eBay, Inc. ●	984
7	Factset Research Systems, Inc.	609
40	Genpact Ltd.	700
2	Google, Inc. ●	1,312
20	Intuit, Inc.	1,197
2	Mastercard, Inc.	802
53	Microsoft Corp.	1,519
63	Oracle Corp.	1,956
8	Teradata Corp. ●	530

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.1% - (continued)
	Software and Services - 14.1% - (continued)
29	VeriSign, Inc. ●		$1,074
			14,139
	Technology Hardware and Equipment - 6.4%
8	Apple, Inc.		4,463
42	EMC Corp. ●		1,020
15	Qualcomm, Inc.		907
			6,390
	Telecommunication Services - 1.8%
52	AT&T, Inc.		1,787

	Utilities - 3.7%
24	American Electric Power Co., Inc.		1,075
10	NextEra Energy, Inc.		734
10	Pinnacle West Capital Corp.		514
49	Xcel Energy, Inc.		1,386
			3,709
	Total common stocks
	(cost $85,552)		$99,391

	Total long-term investments (cost $85,552)		$99,391

SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $24,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $24)
$24	0.30%, 10/31/2012		$24
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $10, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $10)
10	0.25%, 10/31/2012		10
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $17, collateralized by FNMA 2.50%, 2027, value of $17)
17	0.35%, 10/31/2012		17
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $6, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $7)
6	0.35%, 10/31/2012		6
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $30, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $30)
30	0.28%, 10/31/2012		30
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$38, collateralized by FFCB 0.23% - 5.70%,
2013 - 2020, FHLB 0.07% - 6.70%, 2012 -
2021, FHLMC 0.09% - 6.00%, 2012 - 2042,
FNMA 0.22% - 6.63%, 2013 - 2042, value
	of $38)
37	0.25%, 10/31/2012		37
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 8.13%, 2019, value of $-)
—	0.25%, 10/31/2012		—
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $9, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $9)
9	0.30%, 10/31/2012		9
			133
	Total short-term investments
	(cost $133)		$133

	Total investments
	(cost $85,685) ▲	99.2%	$99,524
	Other assets and liabilities	0.8%	798
	Total net assets	100.0%	$100,322

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $85,896 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,452
Unrealized Depreciation	(1,824)
Net Unrealized Appreciation	$13,628

●	Non-income producing.

Θ	At October 31, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Abercrombie & Fitch Co.	Equity	$40.00	11/17/2012	28	$–	$1	$1
Amazon.com, Inc.	Equity	$260.00	11/17/2012	4	–	1	1
Citigroup, Inc.	Equity	$38.00	11/17/2012	30	2	1	(1)
Gilead Sciences, Inc.	Equity	$75.00	11/17/2012	15	–	1	1
JP Morgan Chase & Co.	Equity	$44.00	11/17/2012	25	–	1	1
					$2	$5	$3

* The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Written Put Option Contracts Outstanding at October 31, 2012

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Agilent Technologies, Inc.	Equity	$33.00	11/17/2012	28	$–	$1	$1
Anadarko Petroleum Corp.	Equity	$62.50	11/17/2012	15	1	2	1
Apple, Inc.	Equity	$570.00	11/17/2012	2	1	1	–
EMC Corp.	Equity	$23.00	11/17/2012	41	1	2	1
Parker-Hannifin Corp.	Equity	$75.00	11/17/2012	12	1	1	–
					$4	$7	$3

* The number of contracts does not omit 000's.  Number of contracts shown in U.S. dollars unless otherwise noted.

Cash of $516 was pledged as collateral for open written put option contracts at October 31, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$99,391	$99,391	$–	$–
Short-Term Investments	133	–	133	–
Total	$99,524	$99,391	$133	$–
Written Options *	7	7	–	–
Total	$7	$7	$–	$–
Liabilities:
Written Options *	1	1	–	–
Total	$1	$1	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $85,685)	$99,524
Cash	743	*
Receivables:
Investment securities sold	209
Fund shares sold	73
Dividends and interest	200
Other assets	36
Total assets	100,785
Liabilities:
Payables:
Investment securities purchased	105
Fund shares redeemed	281
Investment management fees	16
Administrative fees	—
Distribution fees	8
Accrued expenses	47
Written options (proceeds $12)	6
Total liabilities	463
Net assets	$100,322
Summary of Net Assets:
Capital stock and paid-in-capital	$116,730
Undistributed net investment income	744
Accumulated net realized loss	(30,997)
Unrealized appreciation of investments	13,845
Net assets	$100,322

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.57/$15.42
Shares outstanding	5,732
Net assets	$83,534
Class B: Net asset value per share	$13.70
Shares outstanding	202
Net assets	$2,761
Class C: Net asset value per share	$13.66
Shares outstanding	872
Net assets	$11,913
Class R3: Net asset value per share	$14.86
Shares outstanding	14
Net assets	$209
Class R4: Net asset value per share	$14.91
Shares outstanding	11
Net assets	$167
Class R5: Net asset value per share	$15.04
Shares outstanding	10
Net assets	$144
Class Y: Net asset value per share	$15.05
Shares outstanding	106
Net assets	$1,594

* Cash of  $516 was designated to cover open written put options at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$2,979
Interest	5
Total investment income	2,984

Expenses:
Investment management fees	1,132
Administrative services fees	1
Transfer agent fees	308
Distribution fees
Class A	207
Class B	33
Class C	120
Class R3	1
Class R4	—
Custodian fees	6
Accounting services fees	24
Registration and filing fees	87
Board of Directors' fees	5
Audit fees	12
Other expenses	34
Total expenses (before waivers and fees paid indirectly)	1,970
Expense waivers	(64)
Transfer agent fee waivers	(21)
Commission recapture	(5)
Total waivers and fees paid indirectly	(90)
Total expenses, net	1,880
Net Investment Income	1,104
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	22,543
Net realized gain on futures	532
Net realized gain on written options	173
Net Realized Gain on Investments and Other Financial Instruments	23,248
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(7,286)
Net unrealized depreciation of futures	(269)
Net unrealized depreciation of written options	(7)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(7,562)
Net Gain on Investments and Other Financial Instruments	15,686
Net Increase in Net Assets Resulting from Operations	$16,790

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,104	$894
Net realized gain on investments and other financial instruments	23,248	7,797
Net unrealized appreciation (depreciation) of investments and other financial instruments	(7,562)	2,209
Net Increase In Net Assets Resulting From Operations	16,790	10,900
Distributions to Shareholders:
From net investment income
Class A	(200)	(152)
Class B	—	(4)
Class C	—	(7)
Class R3	(1)	—
Class R4	—	—
Class R5	(1)	—
Class Y	(598)	(115)
Total distributions	(800)	(278)
Capital Share Transactions:
Class A	(7,859)	(7,442)
Class B	(1,708)	(2,164)
Class C	(848)	(1,054)
Class R3	17	42
Class R4	13	21
Class R5	10	3
Class Y	(73,727)	23,469
Net increase (decrease) from capital share transactions	(84,102)	12,875
Net Increase (Decrease) In Net Assets	(68,112)	23,497
Net Assets:
Beginning of period	168,434	144,937
End of period	$100,322	$168,434
Undistributed (distribution in excess of) net investment income (loss)	$744	$603

The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

14

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2012, the Fund had no outstanding futures contracts.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of October 31, 2012. Transactions involving written options contracts for the Fund during the year ended October 31, 2012, are summarized below:

16

Options Contract Activity During the Year Ended October 31, 2012:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	154	$25
Written	2,367	182
Expired	(1,540)	(106)
Closed	(632)	(75)
Exercised	(247)	(21)
End of year	102	$5

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	218	$13
Written	2,785	119
Expired	(2,487)	(100)
Closed	(384)	(22)
Exercised	(34)	(3)
End of year	98	$7

* The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Written options, market value	$—	$—	$—	$6	$—	$—	$6
Total	$—	$—	$—	$6	$—	$—	$6

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$532	$—	$—	$532
Net realized gain on written options	—	—	—	173	—	—	173
Total	$—	$—	$—	$705	$—	$—	$705

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(269)	$—	$—	$(269)
Net change in unrealized depreciation of written options	—	—	—	(7)	—	—	(7)
Total	$—	$—	$—	$(276)	$—	$—	$(276)

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$800	$291

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$744
Accumulated Capital Losses *	(30,786)
Unrealized Appreciation †	13,634
Total Accumulated Deficit	$(16,408)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(163)
Accumulated Net Realized Gain (Loss)	163

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$30,786
Total	$30,786

During the year ended October 31, 2012, the Fund utilized $23,129 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.35%
Class B	2.10
Class C	2.09
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.84

20

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $105 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	7	50%
Class R4	9	82
Class R5	9	90
Class Y	15	14

21

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$68,524
Sales Proceeds Excluding U.S. Government Obligations	147,863

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	747	16	(1,331)	—	(568)	751	12	(1,349)	—	(586)
Amount	$10,145	$196	$(18,200)	$—	$(7,859)	$9,711	$149	$(17,302)	$—	$(7,442)
Class B
Shares	35	—	(166)	—	(131)	22	—	(199)	—	(177)
Amount	$464	$—	$(2,172)	$—	$(1,708)	$264	$3	$(2,431)	$—	$(2,164)
Class C
Shares	189	—	(249)	—	(60)	108	1	(198)	—	(89)
Amount	$2,359	$—	$(3,207)	$—	$(848)	$1,321	$7	$(2,382)	$—	$(1,054)
Class R3
Shares	4	—	(3)	—	1	5	—	(1)	—	4
Amount	$50	$1	$(34)	$—	$17	$47	$—	$(5)	$—	$42
Class R4
Shares	1	—	—	—	1	1	—	—	—	1
Amount	$13	$—	$—	$—	$13	$21	$—	$—	$—	$21
Class R5
Shares	1	—	—	—	1	—	—	—	—	—
Amount	$11	$1	$(2)	$—	$10	$3	$—	$—	$—	$3
Class Y
Shares	1,434	46	(6,853)	—	(5,373)	2,590	9	(826)	—	1,773
Amount	$19,671	$598	$(93,996)	$—	$(73,727)	$34,494	$115	$(11,140)	$—	$23,469
Total
Shares	2,411	62	(8,602)	—	(6,129)	3,477	22	(2,573)	—	926
Amount	$32,713	$796	$(117,611)	$—	$(84,102)	$45,861	$274	$(33,260)	$—	$12,875

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	56	$785
For the Year Ended October 31, 2011	78	$1,009

22

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No.

23

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

24

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25

The Hartford Disciplined Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$–	$–	$(0.03)	$14.57
B	12.07	(0.01)	1.64	1.63	–	–	–	–	13.70
C	12.03	(0.01)	1.64	1.63	–	–	–	–	13.66
R3	13.05	0.08	1.77	1.85	(0.04)	–	–	(0.04)	14.86
R4	13.07	0.12	1.78	1.90	(0.06)	–	–	(0.06)	14.91
R5	13.18	0.16	1.79	1.95	(0.09)	–	–	(0.09)	15.04
Y	13.20	0.15	1.80	1.95	(0.10)	–	–	(0.10)	15.05

For the Year Ended October 31, 2011 (E)
A	11.90	0.07	0.82	0.89	(0.02)	–	–	(0.02)	12.77
B	11.32	(0.03)	0.79	0.76	(0.01)	–	–	(0.01)	12.07
C	11.28	(0.03)	0.79	0.76	(0.01)	–	–	(0.01)	12.03
R3	12.18	0.04	0.85	0.89	(0.02)	–	–	(0.02)	13.05
R4	12.16	0.08	0.86	0.94	(0.03)	–	–	(0.03)	13.07
R5	12.24	0.13	0.84	0.97	(0.03)	–	–	(0.03)	13.18
Y	12.25	0.13	0.85	0.98	(0.03)	–	–	(0.03)	13.20

For the Year Ended October 31, 2010 (E)
A	10.44	0.08	1.58	1.66	(0.20)	–	–	(0.20)	11.90
B	9.89	–	1.50	1.50	(0.07)	–	–	(0.07)	11.32
C	9.84	–	1.49	1.49	(0.05)	–	–	(0.05)	11.28
R3	10.71	0.05	1.63	1.68	(0.21)	–	–	(0.21)	12.18
R4	10.68	0.09	1.61	1.70	(0.22)	–	–	(0.22)	12.16
R5	10.75	0.12	1.65	1.77	(0.28)	–	–	(0.28)	12.24
Y	10.76	0.14	1.64	1.78	(0.29)	–	–	(0.29)	12.25

For the Year Ended October 31, 2009 (E)
A	9.31	0.12	1.06	1.18	(0.05)	–	–	(0.05)	10.44
B	8.80	0.08	1.01	1.09	–	–	–	–	9.89
C	8.80	0.04	1.00	1.04	–	–	–	–	9.84
R3	9.56	0.09	1.11	1.20	(0.05)	–	–	(0.05)	10.71
R4	9.60	0.10	1.09	1.19	(0.11)	–	–	(0.11)	10.68
R5	9.62	0.14	1.10	1.24	(0.11)	–	–	(0.11)	10.75
Y	9.64	0.15	1.09	1.24	(0.12)	–	–	(0.12)	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	(5.63)	(5.58)	(0.02)	–	–	(0.02)	9.31
B	14.16	(0.05)	(5.31)	(5.36)	–	–	–	–	8.80
C	14.17	(0.06)	(5.31)	(5.37)	–	–	–	–	8.80
R3	15.33	0.01	(5.78)	(5.77)	–	–	–	–	9.56
R4	15.37	0.06	(5.79)	(5.73)	(0.04)	–	–	(0.04)	9.60
R5	15.41	0.10	(5.81)	(5.71)	(0.08)	–	–	(0.08)	9.62
Y	15.43	0.12	(5.81)	(5.69)	(0.10)	–	–	(0.10)	9.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

14.39%	$83,534	1.44%	1.35%	0.69%	46%
13.50	2,761	2.50	2.10	(0.08)	–
13.55	11,913	2.09	2.09	(0.06)	–
14.22	209	1.70	1.50	0.53	–
14.57	167	1.31	1.20	0.85	–
14.93	144	1.01	0.90	1.14	–
14.90	1,594	0.85	0.85	1.04	–

7.50	80,470	1.44	1.35	0.51	56
6.69	4,020	2.42	2.10	(0.21)	–
6.72	11,221	2.10	2.09	(0.23)	–
7.30	165	1.65	1.50	0.34	–
7.70	134	1.28	1.20	0.64	–
7.94	117	0.96	0.90	0.96	–
8.03	72,307	0.86	0.85	0.98	–

16.00	81,949	1.47	1.35	0.71	41
15.18	5,770	2.46	2.10	(0.04)	–
15.18	11,519	2.12	2.10	(0.04)	–
15.77	113	1.66	1.55	0.47	–
16.01	105	1.25	1.23	0.82	–
16.55	105	0.95	0.92	1.09	–
16.63	45,376	0.85	0.85	1.21	–

12.82	85,080	1.58	1.17	1.27	59
12.39	8,165	2.65	1.60	0.86	–
11.82	12,025	2.22	2.03	0.41	–
12.65	20	2.04	1.38	0.98	–
12.65	55	1.29	1.29	1.09	–
13.12	8	0.95	0.95	1.47	–
13.13	62,100	0.86	0.86	1.57	–

(37.46)	92,476	1.44	1.40	0.36	69
(37.85)	11,931	2.39	1.95	(0.18)	–
(37.90)	13,691	2.13	2.13	(0.36)	–
(37.64)	11	1.87	1.65	0.12	–
(37.37)	8	1.28	1.28	0.48	–
(37.23)	7	0.99	0.99	0.77	–
(37.09)	67,966	0.89	0.89	0.88	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Disciplined Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Disciplined Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

28

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Disciplined Equity Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.21	$6.83	$1,000.00	$1,018.35	$6.85	1.35%	184	366
Class B	$1,000.00	$1,009.58	$10.60	$1,000.00	$1,014.59	$10.63	2.10	184	366
Class C	$1,000.00	$1,009.61	$10.66	$1,000.00	$1,014.53	$10.68	2.10	184	366
Class R3	$1,000.00	$1,012.95	$7.59	$1,000.00	$1,017.60	$7.60	1.50	184	366
Class R4	$1,000.00	$1,014.29	$6.08	$1,000.00	$1,019.10	$6.09	1.20	184	366
Class R5	$1,000.00	$1,015.53	$4.56	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class Y	$1,000.00	$1,015.52	$4.36	$1,000.00	$1,020.81	$4.37	0.85	184	366

33

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Disciplined Equity Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-DE12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Diversified International Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Diversified International Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

38

The Hartford Diversified International Fund inception 06/30/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Diversified International A#	4.94%	-3.52%
Diversified International A##	-0.83%	-4.77%
Diversified International B#	4.17%	-4.19%
Diversified International B##	-0.83%	-4.63%
Diversified International C#	4.18%	-4.22%
Diversified International C##	3.18%	-4.22%
Diversified International I#	5.39%	-3.13%
Diversified International R3#	4.68%	-3.74%
Diversified International R4#	5.02%	-3.48%
Diversified International R5#	5.23%	-3.21%
Diversified International Y#	5.42%	-3.12%
MSCI All Country World ex USA Index	4.48%	-1.67%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

The Hartford Diversified International Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Cheryl M. Duckworth, CFA	Kent M. Stahl, CFA	Jean-Marc Berteaux	Theodore B.P. Jayne, CFA
Senior Vice President and Associate Director of Global Industry Research	Senior Vice President and Director of Investments and Risk Management	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Diversified International Fund returned 4.94%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the MSCI All Country World ex USA Index, which returned 4.48% for the same period. The Fund underperformed the 6.79% return of the average fund in the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Six out of ten sectors within the MSCI All Country World ex USA Index posted positive returns for the period. The Health Care (+17%), Consumer Staples (+14%), and Financials (+10%) sectors posted the largest gains while the Materials (-6%), Utilities (-3%), and Energy (-2%) sectors lagged on a relative basis.

Security selection was the primary driver of relative outperformance versus the benchmark during the period. Stock selection was strongest within the Industrials, Utilities, Materials, and Financials sectors. This was partially offset by weaker selection in the Health Care, Consumer Discretionary, and Consumer Staples sectors. Overall, sector allocation contributed modestly to benchmark-relative returns. Positive results from underweight positioning (i.e. the Fund’s sector position was less than the benchmark position) to the lagging Energy, Materials, and Utilities sectors were partially offset by an underweight to both the Financials and Consumer Staples sectors. A modest cash allocation also helped relative returns.

Top contributors to benchmark relative performance during the period included Almacenes Exito (Consumer Staples), Telefonica (Telecommunication Services), and CEMIG (Utilities). Shares of Almacenes Exito, Colombia's largest supermarket retailer, rose after the company announced strong profit growth and improved margins. This year the company has experienced same-store sales growth and square-meter growth, and the company is building a mall operation. Not owning benchmark component Telefonica helped relative returns as the stock posted a double-digit negative return during the period. Shares of Spain's biggest telecommunications company fell with the developing crisis in the Spanish market. Shares of CEMIG, Brazil's largest electric utility, rose after the Brazilian government announced an aggressive plan to reduce power prices in an effort to increase industrial competitiveness. Global insurer Swiss Re and biopharmaceutical firm UCB were also among the top contributors on an absolute basis.

The largest detractors from relative performance were Peugeot (Consumer Discretionary), NII Holdings (Telecommunication Services), and Ctrip.com International (Consumer Discretionary). France-based automobile manufacturer Peugeot’s stock retreated after the company issued a full-year profit warning driven by weakening prices in France. Shares of NII, a wireless telecommunications services company that operates primarily in Latin America, dropped after the company reported weak quarterly earnings and revised its outlook downward. Ctrip.com International, a China-based travel booking and tour company, also saw shares fall after quarterly earnings came in below analyst expectations and the company lowered revenue guidance. Aquarius Platinum, a platinum mining company, was also among the top detractors from absolute returns.

40

The Hartford Diversified International Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

The Fund is comprised of multiple specialized portfolios, each of which is run independently from the others. Collectively these strategies offer a diverse set of exposures to non-U.S. stocks across industries, regions, and market caps. The Fund ended the period most overweight in the Consumer Discretionary, Industrials and Information Technology sectors and most underweight in the Financials, Consumer Staples, and Energy sectors relative to its benchmark. On a regional basis, the Fund was most overweight in Europe and most underweight in North America, primarily Canada, at period-end.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	4.6%
Banks (Financials)	8.3
Capital Goods (Industrials)	8.9
Commercial and Professional Services (Industrials)	2.6
Consumer Durables and Apparel (Consumer Discretionary)	3.3
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	2.1
Energy (Energy)	8.4
Food and Staples Retailing (Consumer Staples)	1.6
Food, Beverage and Tobacco (Consumer Staples)	5.2
Health Care Equipment and Services (Health Care)	0.9
Household and Personal Products (Consumer Staples)	0.9
Insurance (Financials)	4.2
Materials (Materials)	9.2
Media (Consumer Discretionary)	1.8
Other Investment Pools and Funds (Financials)	0.6
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.8
Real Estate (Financials)	2.9
Retailing (Consumer Discretionary)	4.0
Semiconductors and Semiconductor Equipment (Information Technology)	3.8
Software and Services (Information Technology)	3.9
Technology Hardware and Equipment (Information Technology)	2.0
Telecommunication Services (Services)	4.3
Transportation (Industrials)	3.7
Utilities (Utilities)	2.1
Short-Term Investments	2.4
Other Assets and Liabilities	(0.1)
Total	100.0%

41

The Hartford Diversified International Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Argentina - 0.0%
1	YPF Sociedad Anonima ADR	$6

	Australia - 2.1%
31	Aquarius Platinum Ltd.	19
3	Bank of Queensland Ltd.	23
3	Brambles Ltd.	20
4	Caltex Australia Ltd.	67
6	Domino's Pizza Enterprises Ltd.	54
4	Energy Resources of Australia Ltd.	6
6	Karoon Gas Australia Ltd. ●	38
6	Myer Holdings Ltd.	11
13	NRW Holdings Ltd.	27
10	Qantas Airways Ltd. ●	13
3	Transurban Group	20
5	Westfield Group REIT	57
2	Westfield Retail Trust REIT	7
1	Westpac Banking Corp.	27
17	Whitehaven Coal Ltd.	54
2	Woolworths Ltd.	59
		502
	Austria - 0.2%
1	Erste Group Bank AG	32
1	Zumbotel AG	9
		41
	Belgium - 1.7%
4	Ageas	95
4	Agfa Gevaert N.V. ●	6
1	Anheuser-Busch InBev N.V.	92
—	Delhaize-Le Lion S.A.	17
1	Nyrstar N.V. - Strip VVPR ●	—
3	UCB S.A.	185
		395
	Brazil - 3.4%
3	Banco ABC Brasil S.A.	16
5	Banco do Estado do Rio Grande do Sul S.A.	36
15	Banco Santander Brasil S.A.	105
2	BR Malls Participacoes S.A.	31
8	BR Properties S.A.	105
10	Brasil Insurance Participacoes e Administracao S.A.	92
2	Braskem S.A.	12
3	CCR S.A.	24
1	Cia de Bebidas das Americas ADR	34
1	Cia. Hering	32
2	Duratex S.A.	14
3	Gerdau S.A. ADR	26
9	GOL Linhas Aereas Inteligentes S.A. ADR ●	44
2	HRT Participacoes em Petroleo S.A. ●	6
3	Hypermarcas S.A. ●	21
2	Localiza Rent a Car S.A.	35
2	Mills Estruturas e Servicos de Engenharia S.A.	30
4	Petroleo Brasileiro S.A. ADR	83
1	Totvs S.A.	22
1	Ultrapar Participacoes S.A.	24
1	Valid Solucoes S.A.	17
		809
	Canada - 4.4%
3	Advantage Oil & Gas Ltd. ●	9
15	AuRico Gold, Inc. ●	128
—	Bank of Nova Scotia	22
8	Banro Corp. ●	38
1	Barrick Gold Corp.	33
—	Constellation Software, Inc.	34
4	Continental Gold Ltd. ●	33
2	EcoSynthetix, Inc. ●	5
1	EnCana Corp.	21
2	First Quantum Minerals Ltd.	34
1	Goldcorp, Inc.	38
3	Imperial Oil Ltd.	141
7	Methanex Corp.	212
1	Northern Dynasty Minerals Ltd. ●	5
3	Pacific Rubiales Energy Corp.	67
1	Painted Pony Petroleum Ltd. ●	14
—	Potash Corp. of Saskatchewan, Inc.	12
1	Thomson Reuters Corp.	40
20	Torex Gold Resources, Inc. ●	42
1	Tourmaline Oil Corp. ●	23
7	Trican Well Service Ltd.	80
2	Uranium Participation Corp. ●	11
		1,042
	China - 3.3%
5	Anhui Conch Cement Co., Ltd.	18
—	Baidu, Inc. ADR ●	35
26	Bank of China Ltd.	11
94	China Construction Bank	70
14	China Pacific Insurance Co. Ltd.	44
25	China Shanshui Cement Group	19
11	China Shenhua Energy Co., Ltd.	45
2	Ctrip.com International Ltd. ADR ●	42
34	Dongfeng Motor Group Co., Ltd.	42
3	Focus Media Holding Ltd. ADR	61
2	Giant Interactive Group, Inc. ADR	11
17	Golden Eagle Retail Group Ltd.	37
181	Greatview Aseptic Packaging Co., Ltd.	95
2	hiSoft Technology International Ltd. ADR ●	17
132	Maoye International Holdings	26
1	NetEase, Inc. ADR ●	43
1	New Oriental Education & Technology Group, Inc. ADR	15
1	Perfect World Co., Ltd. ADR	12
65	Sinotrans Ltd.	10
2	Sinovac Biotech Ltd. ●	6
1	Sohu.com, Inc. ●	30
5	Stella International Holdings Ltd.	12
1	Tencent Holdings Ltd.	29
2	WuXi PharmaTech Cayman, Inc. ●	21
12	Zhuzhou CSR Times Electric	35
		786
	Colombia - 0.6%
8	Almacenes Exito S.A.	152

	Denmark - 0.9%
—	Carlsberg A/S Class B	21
8	DSV A/S	170
1	H. Lundbeck A/S	14
		205

The accompanying notes are an integral part of these financial statements.

42

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Finland - 0.5%
1	Kone Oyj Class B	$45
1	Outotec Oyj	68
		113
	France - 8.0%
—	Air Liquide	19
3	Alcatel-Lucent ●	3
1	Alten Ltd.	16
5	BNP Paribas	244
—	Bureau Veritas S.A.	37
1	Capital Gemini S.A.	53
1	Carrefour S.A.	19
—	Christian Dior	23
—	Ciments Francais S.A.	8
5	Club Mediterranee S.A. ●	81
1	Compagnie De Saint-Gobain	38
—	Dassault Systemes S.A.	30
—	Devoteam S.A.	5
3	Edenred	83
1	France Telecom S.A.	14
4	Gaz de France	92
1	GFI Informatique S.A.	5
1	Groupe Danone	70
1	Groupe Steria S.C.A.	12
1	Lagardere S.C.A.	18
2	Legrand S.A.	61
1	LVMH Moet Hennessy Louis Vuitton S.A.	90
—	Michelin (C.G.D.E.) Class B	41
1	Pernod-Ricard S.A.	59
12	Peugeot S.A.	80
2	Renault S.A.	111
2	Safran S.A.	91
1	Sanofi-Aventis S.A.	82
1	Schneider Electric S.A.	68
3	Scor SE	85
2	Societe Generale Class A	54
—	Sodexo, Inc.	28
1	Thales S.A.	26
1	Total S.A.	61
1	Vinci S.A.	54
1	Vivendi S.A.	17
—	Zodiac Aerospace	34
		1,912
	Germany - 4.9%
—	Adidas AG	22
—	Allianz SE	28
1	BASF SE	92
—	Bertrandt AG	17
1	Brenntag AG	147
—	Continental AG	36
1	Daimler AG	26
2	Deutsche Lufthansa AG	24
2	Deutsche Post AG	48
3	E.On AG	64
1	Elmos Semiconductor AG	5
1	ElringKlinger AG	15
—	Gerresheimer AG	21
2	GSW Immobilien AG	69
1	HeidelbergCement AG	28
—	Hugo Boss AG	32
10	Infineon Technologies AG	71
—	MTU Aero Engines Holdings AG	24
—	NORMA Group	13
—	Pfeiffer Vacuum Technology AG	16
—	Rational AG	10
1	RWE AG	56
—	Salzgitter AG	17
2	SAP AG	151
1	Siemens AG	78
3	ThyssenKrupp AG	66
		1,176
	Greece - 0.0%
1	Opap S.A.	7

	Hong Kong - 5.8%
33	AAC Technologies Holdings, Inc.	118
49	AIA Group Ltd.	194
32	AMVIG Holdings Ltd.	9
8	ASM Pacific Technology Ltd.	87
65	Baoxin Automotive Group Ltd. ●	46
25	Cathay Pacific Airways Ltd.	45
80	China High Precision Automation Group Ltd. ⌂†	12
1	China Mobile Ltd. ADR	44
23	China Overseas Grand Oceans Group Ltd.	24
54	China State Construction International Holdings Ltd.	64
19	China Unicom Ltd.	31
13	Clear Media Ltd.	7
20	Dah Chong Hong Holdings Ltd.	18
3	Dah Sing Financial Group	12
48	Daphne International Holdings Ltd.	58
4	Esprit Holdings Ltd. ⌂	5
2	Esprit Holdings Ltd. Rights	1
56	Golden Meditech Co., Ltd.	7
121	Guangdong Investment Ltd.	99
169	Huabao International Holdings Ltd.	84
46	Intime Department Store	54
12	Link (The) REIT	58
10	MGM China Holdings Ltd.	18
6	Minth Group Ltd.	6
12	NagaCorp Ltd.	7
11	Samsonite International S.A.	22
14	Shanghai Industrial Holdings Ltd.	45
29	SmarTones Telecommunications Holding Ltd.	58
33	Techtronic Industries Co., Ltd.	62
48	Vinda International Holdings Ltd.	67
32	Xingda International Holdings	11
16	Zhongsheng Group Holdings Ltd.	20
		1,393
	India - 0.7%
3	Allahabad Bank Ltd.	6
5	Bharti Televentures	26
1	Canara Bank Ltd.	10
1	Corp. Bank	8
1	Grasim Industries Ltd.	34
4	Karnataka Bank Ltd.	9
5	Reliance Industries Ltd.	76
		169

The accompanying notes are an integral part of these financial statements.

43

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Indonesia - 1.1%
450	Bumi Serpong Damai PT	$58
196	Perusahaan Perkebunan London Sumatra Indonesia Tbk	47
120	PT Bank Negara Indonesia Tbk	48
10	PT Gudang Garam Tbk	53
39	Semen Gresik Tbk	60
		266
	Ireland - 0.9%
10	AER Lingus Group plc ●	14
1	CRH plc	15
7	Elan Corp. plc ADR ●	77
4	Experian plc	64
3	Grafton Group plc	14
3	Smurfit Kappa Group plc	36
		220
	Israel - 1.0%
—	Check Point Software Technologies Ltd. ADR ●	18
1	EZchip Semiconductor Ltd. ●	28
1	Orbotech Ltd. ●	11
4	Teva Pharmaceutical Industries Ltd. ADR	168
		225
	Italy - 1.1%
1	Ansaldo STS S.p.A.	9
—	Azimut Holding S.p.A.	6
—	Banca Generali S.p.A.	6
1	Brunello Cucinelli S.p.A. ●	12
1	Buzzi Unicem S.p.A.	15
1	Eni S.p.A.	28
4	Finmeccanica S.p.A.	21
5	Geox S.p.A.	13
12	Intesa Sanpaolo	20
2	Italcementi S.p.A.	9
12	Maire Tecnimont S.p.A.	9
3	Salvatore Ferragamo Italia S.p.A.	61
6	Saras S.p.A.	7
5	Unicredit S.p.A.	24
2	Unione di Banche Italiane ScpA	9
		249
	Japan - 15.5%
1	Acom Co., Ltd.	27
1	AEON Delight Co., Ltd.	12
4	Aizawa Securities Co., Ltd.	6
—	Alfresa Holdings Corp.	18
—	Alpha Systems, Inc.	4
2	Alpine Electronics, Inc.	13
8	Amada Co., Ltd.	43
1	Anritsu Corp.	8
—	Benesse Holdings, Inc.	22
4	Bridgestone Corp.	93
1	Canon, Inc.	39
1	Cawachi Ltd.	11
3	Chubu Electric Power Co., Inc.	27
1	Chubu Steel Plate Co., Ltd.	5
—	CyberAgent, Inc.	82
10	Daiichi Sankyo Co., Ltd.	150
1	Daito Trust Construction Co., Ltd.	75
2	DeNa Co., Ltd.	56
—	Digital Garage, Inc.	10
2	Don Quijote Co.	70
—	Doshisha Co., Ltd.	8
1	DTS Corp.	12
—	East Japan Railway Co.	17
1	Eighteenth (The) Bank Ltd.	3
5	Eisai Co., Ltd.	241
—	En-Japan, Inc.	7
3	Exedy Corp.	59
—	Fanuc Corp.	11
1	Fuji Machine Manufacturing Co.	8
—	Fuji Media Holdings, Inc.	15
3	Fuji Photo Film Co., Ltd.	47
1	Fukuyama Transporting Co., Ltd.	5
1	Funai Electric Co., Ltd.	14
—	Gendai Agency, Inc.	6
1	Higashi-Nippon Bank Ltd.	2
1	Hisaka Works Ltd.	7
1	Hitachi Chemical Co., Ltd.	17
2	Hitachi Kokusai Electric, Inc.	14
2	Hosiden Corp.	12
—	Inpex Corp.	57
9	Isuzu Motors Ltd.	48
4	Itochu Corp.	41
1	Japan Digital Laboratory Co., Ltd.	13
—	Japan Petroleum Exploration Co., Ltd.	15
1	Japan Tobacco, Inc.	27
1	JSR Corp.	21
23	JX Holdings, Inc.	120
2	Kakaku.com, Inc.	77
4	Keihin Corp.	45
1	Komatsu Ltd.	16
2	Komori Corp.	8
4	Konami Corp.	82
2	K's Holdings Corp.	54
—	Kyocera Corp.	11
—	M3, Inc.	38
1	Medipal Holdings Corp.	11
1	Meitec Corp.	15
1	Mimasu Semiconductor Industry Co., Ltd.	10
1	Miraial Co., Ltd.	11
6	Mitsubishi Chemical Holdings	24
3	Mitsubishi Corp.	61
3	Mitsubishi Electric Corp.	20
1	Mitsubishi Estate Co., Ltd.	19
4	Mitsubishi Gas Chemical Co.	21
57	Mitsubishi UFJ Financial Group, Inc.	257
1	Mitsui Fudosan Co., Ltd.	10
2	Mitsumi Electric Co., Ltd.	11
—	mixi, Inc.	8
1	NEXT Co., Ltd.	11
2	Nishimatsuya Chain Co., Ltd.	12
5	Nissan Motor Co., Ltd.	38
—	Nitto Denko Corp.	9
1	Nok Corp.	22
1	NSD Co., Ltd.	12
3	Oita Bank Ltd.	10
1	Olympus Corp.	19
1	Ono Pharmaceutical Co., Ltd.	39
—	Opt, Inc.	7

The accompanying notes are an integral part of these financial statements.

44

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Japan - 15.5% - (continued)
—	Pal Co., Ltd.	$10
—	Point, Inc.	16
1	Pola Orbis Holdings, Inc.	46
1	Proto Corp.	12
4	Rakuten, Inc.	33
1	Rohm Co., Ltd.	19
1	Roland Corp.	9
—	Secom Co., Ltd.	21
2	Sega Sammy Holdings, Inc.	32
—	Septeni Holdings Co., Ltd.	5
2	Seven & I Holdings Co., Ltd.	49
1	Shin-Etsu Chemical Co., Ltd.	40
3	Shin-Etsu Polymer Co., Ltd.	10
2	Shinkawa Ltd.	10
3	Shinko Electric Industries Co., Ltd.	17
10	Shionogi & Co., Ltd.	159
—	Simplex Holdings, Inc.	10
—	SMC Corp. of America	20
1	SoftBank Corp.	25
4	Stanley Electric Co., Ltd.	62
1	Sugi Holdings Co., Ltd.	29
1	Sumitomo Mitsui Financial Group, Inc.	28
—	Suzuken Co., Ltd.	9
2	T&D Holdings, Inc.	21
1	THK Co., Ltd.	15
2	Tochigi (The) Bank Ltd.	7
—	Toei Animation Co., Ltd.	2
5	Tokai Rika Co., Ltd.	56
2	Tokai Rubber Industries Ltd.	21
1	Tokio Marine Holdings, Inc.	16
1	Tokyo Electron Ltd.	32
10	Tokyo Gas Co., Ltd.	51
1	Tokyo Seimitsu Co., Ltd.	18
1	Toyoda Gosei Co., Ltd.	22
2	Toyota Boshoku Corp.	19
2	Toyota Motor Corp.	67
—	Tri-Stage, Inc.	5
2	Ushio, Inc.	16
—	Yahoo Japan Corp.	13
2	Yamanashi (The) Chuo Bank Ltd.	8
1	Yamato Kogyo Co.	35
1	Zuken, Inc.	5
		3,706
	Jersey - 0.1%
—	Randgold Resources Ltd. ADR	13

	Malaysia - 1.1%
136	AirAsia Berhad	135
35	Axiata Group Berhad	75
52	IHH Healthcare Berhad ●	55
		265
	Mauritius - 0.0%
19	Golden Agri Resources Ltd.	10

	Mexico - 1.6%
10	Alpek S.A. de C.V.	25
5	America Movil S.A.B. de C.V. ADR ‡	135
5	Cemex S.A.B. de C.V. ADR ●	46
16	Empresas ICA, S.A.B. de C.V. ●	34
—	Fomento Economico Mexicano S.A.B. de C.V. ADR	28
4	Grupo Financiero Banorte S.A.B. de C.V.	20
2	Grupo Financiero Santander Mexico S.A.B. de C.V. ●	33
11	Grupo Mexico S.A.B. de C.V.	36
13	OHL Mexico S.A.B. de C.V. ●	21
		378
	Netherlands - 2.8%
11	AerCap Holdings N.V. ●	134
1	Akzo Nobel N.V.	32
3	ASML Holding N.V.	156
1	Delta Lloyd N.V.	19
1	European Aeronautic Defence & Space Co. N.V.	20
—	Fugro N.V.	20
1	Heineken N.V.	44
17	ING Groep N.V. ●	147
1	Koninklijke Philips Electronics N.V.	33
1	NXP Semiconductors N.V. ●	16
1	Royal Dutch Shell plc Class B	22
—	Unilever N.V.	12
1	Wolters Kluwer N.V.	18
		673
	Norway - 1.4%
1	Kongsberg Gruppen ASA	11
3	Statoil ASA	81
3	Storebrand ASA	15
11	Telenor ASA	214
		321
	Panama - 0.7%
2	Copa Holdings S.A. Class A	174

	Papua New Guinea - 0.5%
2	New Britain Palm Oil Ltd.	20
11	Oil Search Ltd.	86
		106
	Peru - 0.2%
11	Alicorp S.A.	30
—	Credicorp Ltd.	24
		54
	Philippines - 0.6%
38	BDO Unibank, Inc. ●	60
175	Robinsons Land Corp.	80
		140
	Poland - 0.0%
1	Warsaw Stock Exchange	7

	Portugal - 0.5%
3	Galp Energia SGPS S.A.	45
1	Jeronimo Martins	20
9	Portugal Telecom SGPS S.A.	45
		110
	Russia - 0.1%
3	Sberbank of Russia ADR	34

	Singapore - 0.6%
15	Fortune REIT	12
4	Hutchinson Port Holdings Trust	3

The accompanying notes are an integral part of these financial statements.

45

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% – (continued)
	Singapore - 0.6% - (continued)
1	Jardine Cycle & Carriage Ltd.	$36
13	Oversea-Chinese Banking Corp., Ltd.	96
		147
	South Africa - 0.2%
—	Naspers Ltd.	30
7	Raubex Group Ltd.	13
		43
	South Korea - 4.7%
—	Amorepacific Corp.	60
—	CJ O Shopping Co., Ltd.	53
1	Daum Communications Corp.	62
1	GS Holdings Corp.	65
—	GS Home Shopping, Inc.	16
4	Hana Financial Holdings	121
—	Hyundai Department Store Co., Ltd.	49
1	Hyundai Home Shopping Network Corp.	75
1	Hyundai Motor Co., Ltd.	141
—	KB Financial Group, Inc.	13
1	KT Corp. ADR	14
—	KT&G Corp.	20
1	LIG Insurance Co., Ltd.	15
—	Lotte Shopping Co.	30
—	Mando Corp.	51
—	NHN Corp.	55
—	Samsung Electronics Co., Ltd.	146
—	Samsung Engineering Co., Ltd.	34
1	Shinhan Financial Group Co., Ltd.	37
—	Shinsegae Food Co., Ltd.	30
—	SK Telecom Co., Ltd.	43
		1,130
	Spain - 1.0%
3	Almirall S.A.	28
—	Industria de Diseno Textil S.A.	62
7	Repsol S.A.	144
		234
	Sweden - 2.8%
4	Alfa Laval Ab	63
4	Assa Abloy Ab	131
4	Atlas Copco Ab	95
1	Axis Communications Ab	25
4	Electrolux Ab Series B	90
3	Hennes & Mauritz Ab	105
4	Skf Ab Class B	86
1	Swedish Match Ab	32
3	Tele2 Ab Class B	50
		677
	Switzerland - 4.6%
1	Adecco S.A.	60
—	Belimon Holding AG	9
1	Cie Financiere Richemont S.A.	67
1	Credit Suisse Group AG	29
—	Galenica AG	16
—	Holcim Ltd.	26
—	Inficon Holdings AG	5
1	Julius Baer Group Ltd.	27
—	Kuehne & Nagel International AG	18
—	Lindt & Spruengli AG	9
1	Micronas Semiconductor Holding AG	10
3	Nestle S.A.	165
—	Novartis AG	25
—	Panalpina Welttransport Holding AG	14
1	Roche Holding AG	146
—	SGS S.A.	32
—	Swatch Group AG	36
3	Swiss Re Ltd.	230
—	Tecan Group AG	18
11	UBS AG ☼	161
		1,103
	Taiwan - 0.9%
17	Chroma Ate, Inc.	33
27	Taiwan Semiconductor Manufacturing Co., Ltd.	82
3	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	46
34	WPG Holdings Co., Ltd.	41
		202
	Thailand - 1.3%
237	Asian Property Development Public Co., Ltd.	67
268	Jasmine International PCL	42
11	Kasikornbank Public Co., Ltd.	66
33	PTT Chemical Public Co., Ltd. ●	65
25	Total Access Communication Public Co., Ltd.	70
		310
	Turkey - 0.2%
5	Turkcell Iletisim Hizmetleri A.S. ●	32
2	Turkcell Iletisim Hizmetleri A.S. ADR ●	23
		55
	United Kingdom - 14.9%
2	Aberdeen Asset Management plc	9
5	Amlin plc	31
12	Arm Holdings plc	132
1	AstraZeneca plc	48
3	AstraZeneca plc ADR	125
4	Babcock International Group plc	65
8	BAE Systems plc	42
7	Barclays Bank plc ADR	24
13	BG Group plc	235
4	BHP Billiton plc	128
28	BP plc	200
6	British American Tobacco plc	273
4	Burberry Group plc	72
12	Capita plc	139
2	Catlin Group Ltd.	15
6	Compass Group plc	66
1	Croda International plc	23
2	Diageo Capital plc	53
10	Direct Line Insurance Group plc ●	32
1	easyJet plc	7
1	Ensco plc	64
3	Fresnillo plc	104
3	GlaxoSmithKline plc	63
4	Hammerson plc REIT	29
10	Hays plc	13
8	Home Retail Group	15
17	HSBC Holdings plc	166
6	ICAP plc	29
4	Imperial Tobacco Group plc	147

The accompanying notes are an integral part of these financial statements.

46

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	United Kingdom - 14.9% - (continued)
10	International Consolidated Airlines Group S.A. ●	$27
1	Intertek Group plc	27
2	Jardine Lloyd Thompson Group plc	19
2	Lancashire Holdings Ltd.	27
4	Luxfer Holdings plc ●	43
7	Marks & Spencer Group plc	45
3	Mothercare plc	14
6	NMC Health plc ●	19
2	Paragon Group Companies plc	9
3	Persimmon plc	39
4	Prudential plc	55
—	Reckitt Benckiser Group plc	28
4	Redrow plc ●	10
1	Renishaw plc	17
3	Rexam plc	25
4	Rio Tinto plc	187
2	Rolls-Royce Holdings plc	26
—	Rotork plc	13
4	Severn Trent plc	109
11	SIG plc	18
2	Smith & Nephew plc	18
2	Spectris plc	47
1	Spirax-Sarco Engineering plc	29
7	Standard Chartered plc	168
4	Tesco plc	23
23	Thomas Cook Group plc	8
1	Victrex plc	16
2	Virgin Media, Inc.	61
28	Vodafone Group plc	77
		3,553
	United States - 0.3%
1	Liberty Global, Inc. ●	59

	Total common stocks
	(cost $22,166)	$23,172

EXCHANGE TRADED FUNDS - 0.5%
	Hong Kong - 0.0%
13	iShares FTSE A50 China Index ETF	$16

	United States - 0.5%
3	iShares MSCI ACWI Index Fund	115

	Total exchange traded funds
	(cost $123)	$131

	Total long-term investments
	(cost $22,289)	$23,303

SHORT-TERM INVESTMENTS - 2.4%
Repurchase Agreements - 2.4%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $104,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $106)
$104	0.30%, 10/31/2012		$104
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $42, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $43)
42	0.25%, 10/31/2012		42
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $73, collateralized by FNMA 2.50%, 2027, value of $74)
73	0.35%, 10/31/2012		73
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $28, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $28)
27	0.35%, 10/31/2012		27
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $128, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $131)
128	0.28%, 10/31/2012		128
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$162, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012 -
2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $166)
162	0.25%, 10/31/2012		162
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 8.13%, 2019, value of $1)
1	0.25%, 10/31/2012		1
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $38, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $38)
38	0.30%, 10/31/2012		38
			575
	Total short-term investments
	(cost $575)		$575

	Total investments
	(cost $22,864) ▲	100.1%	$23,878
	Other assets and liabilities	(0.1)%	(35)
	Total net assets	100.0%	$23,843

The accompanying notes are an integral part of these financial statements.

47

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $23,451 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,247
Unrealized Depreciation	(1,820)
Net Unrealized Appreciation	$427

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $12, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2011 - 10/2011	80	China High Precision Automation Group Ltd.	$31
05/2012 - 07/2012	4	Esprit Holdings Ltd.	5

At October 31, 2012, the aggregate value of these securities was $17, which represents 0.1% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $24 at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/05/2012	CBK	$20	$20	$–
AUD	Sell	11/02/2012	CBK	5	5	–
BRL	Sell	11/01/2012	JPM	2	2	–
CAD	Sell	11/06/2012	CSFB	1	1	–
CHF	Buy	11/02/2012	JPM	24	24	–
CHF	Sell	01/28/2013	CSFB	11	12	(1)
CHF	Sell	11/05/2012	NAB	5	5	–
EUR	Buy	11/01/2012	DEUT	1	1	–
EUR	Buy	11/02/2012	DEUT	16	16	–
EUR	Sell	11/02/2012	DEUT	29	29	–
EUR	Sell	11/02/2012	GSC	4	4	–
EUR	Sell	11/05/2012	GSC	19	19	–
GBP	Buy	11/02/2012	MSC	9	9	–
GBP	Buy	11/05/2012	RBC	28	28	–
GBP	Sell	11/02/2012	MSC	22	22	–
HKD	Buy	11/02/2012	MSC	21	21	–
JPY	Buy	11/05/2012	BOA	29	28	(1)
JPY	Buy	11/02/2012	CBK	9	9	–
JPY	Buy	11/01/2012	SSG	2	2	–
JPY	Buy	11/05/2012	SSG	187	187	–

The accompanying notes are an integral part of these financial statements.

48

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPY	Buy	02/15/2013	SSG	$9	$9	$–
JPY	Buy	03/14/2013	SSG	10	10	–
JPY	Sell	03/14/2013	BCLY	63	62	1
JPY	Sell	02/01/2013	DEUT	137	134	3
JPY	Sell	02/15/2013	DEUT	57	56	1
JPY	Sell	04/17/2013	DEUT	72	71	1
JPY	Sell	06/24/2013	DEUT	72	71	1
JPY	Sell	11/05/2012	UBS	28	28	–
NOK	Sell	11/05/2012	BNP	10	10	–
SEK	Buy	11/05/2012	MSC	4	4	–
SEK	Sell	11/01/2012	UBS	9	9	–
SEK	Sell	11/02/2012	UBS	14	14	–
						$5

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Index Abbreviations:
ACWI	All Country World

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

49

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$6	$6	$–	$–
Australia	502	–	502	–
Austria	41	–	41	–
Belgium	395	6	389	–
Brazil	809	809	–	–
Canada	1,042	1,042	–	–
China	786	293	493	–
Colombia	152	152	–	–
Denmark	205	–	205	–
Finland	113	–	113	–
France	1,912	13	1,899	–
Germany	1,176	13	1,163	–
Greece	7	–	7	–
Hong Kong	1,393	51	1,330	12
India	169	–	169	–
Indonesia	266	–	266	–
Ireland	220	105	115	–
Israel	225	225	–	–
Italy	249	–	249	–
Japan	3,706	32	3,674	–
Jersey	13	13	–	–
Malaysia	265	–	265	–
Mauritius	10	–	10	–
Mexico	378	378	–	–
Netherlands	673	150	523	–
Norway	321	11	310	–
Panama	174	174	–	–
Papua New Guinea	106	20	86	–
Peru	54	54	–	–
Philippines	140	–	140	–
Poland	7	–	7	–
Portugal	110	45	65	–
Russia	34	–	34	–
Singapore	147	3	144	–
South Africa	43	13	30	–
South Korea	1,130	44	1,086	–
Spain	234	–	234	–
Sweden	677	–	677	–
Switzerland	1,103	46	1,057	–
Taiwan	202	46	156	–
Thailand	310	–	310	–
Turkey	55	23	32	–
United Kingdom	3,553	375	3,178	–
United States	59	59	–	–
Total	23,172	4,201	18,959	12
Exchange Traded Funds	131	131	–	–
Short-Term Investments	575	–	575	–
Total	$23,878	$4,332	$19,534	$12
Foreign Currency Contracts*	7	–	7	–
Total	$7	$–	$7	$–
Liabilities:
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–

The accompanying notes are an integral part of these financial statements.

50

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2012
(000’s Omitted)

♦	For the year ended October 31, 2012, investments valued at $308 were transferred from Level 1 to Level 2, and investments valued at $161 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Common Stocks	$14	$—	$—	†	$—	$—	$—	$—	$(2)	$12
Total	$14	$—	$—		$—	$—	$—	$—	$(2)	$12

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 rounds to zero.

The accompanying notes are an integral part of these financial statements.

51

The Hartford Diversified International Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $22,864)	$23,878
Foreign currency on deposit with custodian (cost $182)	183
Unrealized appreciation on foreign currency contracts	7
Receivables:
Investment securities sold	334
Fund shares sold	23
Dividends and interest	57
Other assets	49
Total assets	24,531
Liabilities:
Unrealized depreciation on foreign currency contracts	2
Bank overdraft	137
Payables:
Investment securities purchased	479
Fund shares redeemed	36
Investment management fees	5
Administrative fees	—
Distribution fees	1
Accrued expenses	28
Total liabilities	688
Net assets	$23,843
Summary of Net Assets:
Capital stock and paid-in-capital	$26,517
Undistributed net investment income	283
Accumulated net realized loss	(3,978)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,021
Net assets	$23,843

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.31/$8.79
Shares outstanding	1,010
Net assets	$8,397
Class B: Net asset value per share	$8.25
Shares outstanding	135
Net assets	$1,111
Class C: Net asset value per share	$8.23
Shares outstanding	213
Net assets	$1,753
Class I: Net asset value per share	$8.36
Shares outstanding	134
Net assets	$1,119
Class R3: Net asset value per share	$8.31
Shares outstanding	116
Net assets	$963
Class R4: Net asset value per share	$8.33
Shares outstanding	111
Net assets	$924
Class R5: Net asset value per share	$8.35
Shares outstanding	104
Net assets	$868
Class Y: Net asset value per share	$8.36
Shares outstanding	1,042
Net assets	$8,708

The accompanying notes are an integral part of these financial statements.

52

The Hartford Diversified International Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$674
Interest	1
Less: Foreign tax withheld	(62)
Total investment income	613

Expenses:
Investment management fees	205
Administrative services fees	4
Transfer agent fees	20
Distribution fees
Class A	20
Class B	11
Class C	16
Class R3	5
Class R4	2
Custodian fees	46
Accounting services fees	5
Registration and filing fees	89
Board of Directors' fees	1
Audit fees	21
Other expenses	13
Total expenses (before waivers and fees paid indirectly)	458
Expense waivers	(155)
Commission recapture	—
Total waivers and fees paid indirectly	(155)
Total expenses, net	303
Net Investment Income	310
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(582)
Net realized loss on foreign currency contracts	(2)
Net realized gain on other foreign currency transactions	3
Net Realized Loss on Investments and Foreign Currency Transactions	(581)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,377
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,378
Net Gain on Investments and Foreign Currency Transactions	797
Net Increase in Net Assets Resulting from Operations	$1,107

The accompanying notes are an integral part of these financial statements.

53

The Hartford Diversified International Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$310	$226
Net realized gain (loss) on investments and foreign currency transactions	(581)	1,110
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	1,378	(2,536)
Net Increase (Decrease) In Net Assets Resulting From Operations	1,107	(1,200)
Distributions to Shareholders:
From net investment income
Class A	(58)	(71)
Class B	—	(2)
Class C	—	(3)
Class I	(11)	(11)
Class R3	(4)	(6)
Class R4	(7)	(7)
Class R5	(9)	(9)
Class Y	(96)	(101)
Total distributions	(185)	(210)
Capital Share Transactions:
Class A	(53)	655
Class B	(73)	39
Class C	172	164
Class I	137	127
Class R3	35	39
Class R4	29	35
Class R5	9	9
Class Y	96	101
Net increase from capital share transactions	352	1,169
Net Increase (Decrease) In Net Assets	1,274	(241)
Net Assets:
Beginning of period	22,569	22,810
End of period	$23,843	$22,569
Undistributed (distribution in excess of) net investment income (loss)	$283	$147

The accompanying notes are an integral part of these financial statements.

54

The Hartford Diversified International Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

55

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

56

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

57

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

58

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

59

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$7	$—	$—	$—	$—	$7
Total	$—	$7	$—	$—	$—	$—	$7

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(2)	$—	$—	$—	$—	$(2)
Total	$—	$(2)	$—	$—	$—	$—	$(2)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

60

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$185	$210

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$347
Accumulated Capital Losses *	(3,450)
Unrealized Appreciation †	429
Total Accumulated Deficit	$(2,674)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$11
Accumulated Net Realized Gain (Loss)	(11)

61

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$417
Long Term Capital Loss Carryforward	46
Total	$463

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$2,987
Total	$2,987

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

62

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended
October 31, 2012
Class A	1.44%
Class B	2.13
Class C	2.16
Class I	1.02
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

63

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $23 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

64

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

		Percentage
	Shares	of Class
Class A	412	41%
Class B	101	75
Class C	101	47
Class I	104	78
Class R3	102	88
Class R4	103	93
Class R5	104	100
Class Y	1,042	100

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$19,233
Sales Proceeds Excluding U.S. Government Obligations	18,717

65

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	167	8	(184)	—	(9)	238	8	(173)	—	73
Amount	$1,333	$58	$(1,444)	$—	$(53)	$2,080	$71	$(1,496)	$—	$655
Class B
Shares	6	—	(15)	—	(9)	14	—	(10)	—	4
Amount	$42	$—	$(115)	$—	$(73)	$122	$2	$(85)	$—	$39
Class C
Shares	39	—	(17)	—	22	49	—	(31)	—	18
Amount	$303	$—	$(131)	$—	$172	$417	$3	$(256)	$—	$164
Class I
Shares	18	2	(3)	—	17	18	1	(5)	—	14
Amount	$148	$11	$(22)	$—	$137	$160	$11	$(44)	$—	$127
Class R3
Shares	4	—	—	—	4	8	—	(3)	—	5
Amount	$31	$4	$—	$—	$35	$59	$6	$(26)	$—	$39
Class R4
Shares	6	1	(3)	—	4	4	1	(2)	—	3
Amount	$45	$7	$(23)	$—	$29	$44	$7	$(16)	$—	$35
Class R5
Shares	—	1	—	—	1	—	1	—	—	1
Amount	$—	$9	$—	$—	$9	$—	$9	$—	$—	$9
Class Y
Shares	1	13	(1)	—	13	—	11	—	—	11
Amount	$4	$96	$(4)	$—	$96	$—	$101	$—	$—	$101
Total
Shares	241	25	(223)	—	43	331	22	(224)	—	129
Amount	$1,906	$185	$(1,739)	$—	$352	$2,882	$210	$(1,923)	$—	$1,169

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	2	$16
For the Year Ended October 31, 2011	1	$8

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

66

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

67

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

68

The Hartford Diversified International Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$—	$—	$(0.06)	$8.31
B	7.92	0.04	0.29	0.33	—	—	—	—	8.25
C	7.90	0.04	0.29	0.33	—	—	—	—	8.23
I	8.03	0.13	0.29	0.42	(0.09)	—	—	(0.09)	8.36
R3	7.98	0.08	0.29	0.37	(0.04)	—	—	(0.04)	8.31
R4	8.00	0.11	0.28	0.39	(0.06)	—	—	(0.06)	8.33
R5	8.03	0.13	0.28	0.41	(0.09)	—	—	(0.09)	8.35
Y	8.03	0.14	0.28	0.42	(0.09)	—	—	(0.09)	8.36

For the Year Ended October 31, 2011 (E)
A	8.46	0.07	(0.48)	(0.41)	(0.07)	—	—	(0.07)	7.98
B	8.39	0.01	(0.47)	(0.46)	(0.01)	—	—	(0.01)	7.92
C	8.39	0.01	(0.48)	(0.47)	(0.02)	—	—	(0.02)	7.90
I	8.50	0.11	(0.48)	(0.37)	(0.10)	—	—	(0.10)	8.03
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	—	—	(0.05)	7.98
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	—	—	(0.07)	8.00
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	—	—	(0.09)	8.03
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	—	—	(0.10)	8.03

For the Year Ended October 31, 2010 (E)
A	7.35	0.05	1.14	1.19	(0.08)	—	—	(0.08)	8.46
B	7.31	(0.01)	1.13	1.12	(0.04)	—	—	(0.04)	8.39
C	7.31	(0.01)	1.13	1.12	(0.04)	—	—	(0.04)	8.39
I	7.38	0.07	1.15	1.22	(0.10)	—	—	(0.10)	8.50
R3	7.35	0.02	1.15	1.17	(0.06)	—	—	(0.06)	8.46
R4	7.36	0.04	1.16	1.20	(0.08)	—	—	(0.08)	8.48
R5	7.37	0.06	1.15	1.21	(0.09)	—	—	(0.09)	8.49
Y	7.38	0.07	1.15	1.22	(0.10)	—	—	(0.10)	8.50

For the Year Ended October 31, 2009 (E)
A	5.88	0.06	1.43	1.49	(0.02)	—	—	(0.02)	7.35
B	5.87	0.02	1.42	1.44	—	—	—	—	7.31
C	5.87	0.02	1.42	1.44	—	—	—	—	7.31
I	5.89	0.10	1.41	1.51	(0.02)	—	—	(0.02)	7.38
R3	5.87	0.06	1.42	1.48	—	—	—	—	7.35
R4	5.88	0.07	1.42	1.49	(0.01)	—	—	(0.01)	7.36
R5	5.88	0.09	1.42	1.51	(0.02)	—	—	(0.02)	7.37
Y	5.89	0.10	1.42	1.52	(0.03)	—	—	(0.03)	7.38

From June 30, 2008 (commencement of operations), through October 31, 2008
A(F)	10.00	0.01	(4.13)	(4.12)	—	—	—	—	5.88
B(F)	10.00	(0.01)	(4.12)	(4.13)	—	—	—	—	5.87
C(F)	10.00	(0.01)	(4.12)	(4.13)	—	—	—	—	5.87
I(F)	10.00	0.01	(4.12)	(4.11)	—	—	—	—	5.89
R3(F)	10.00	—	(4.13)	(4.13)	—	—	—	—	5.87
R4(F)	10.00	—	(4.12)	(4.12)	—	—	—	—	5.88
R5(F)	10.00	0.01	(4.13)	(4.12)	—	—	—	—	5.88
Y(F)	10.00	0.01	(4.12)	(4.11)	—	—	—	—	5.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on June 30, 2008.
(G)	Not annualized.
(H)	Annualized.

69

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

4.94%		$8,397	2.11%		1.44%		1.26%		85%
4.17		1,111	2.80		2.13		0.57		—
4.18		1,753	2.83		2.16		0.53		—
5.39		1,119	1.69		1.02		1.67		—
4.68		963	2.39		1.65		1.05		—
5.02		924	2.08		1.35		1.34		—
5.23		868	1.77		1.05		1.64		—
5.42		8,708	1.67		1.00		1.69		—

(4.87)		8,137	2.01		1.41		0.84		89
(5.47)		1,141	2.72		2.12		0.14		—
(5.67)		1,513	2.75		2.15		0.13		—
(4.43)		941	1.61		1.01		1.26		—
(5.10)		890	2.31		1.65		0.60		—
(4.87)		859	2.01		1.35		0.91		—
(4.40)		824	1.70		1.05		1.21		—
(4.44)		8,264	1.60		1.00		1.26		—

16.31		8,005	2.29		1.58		0.58		155
15.36		1,177	3.01		2.32		(0.18)		—
15.43		1,452	3.05		2.33		(0.20)		—
16.69		880	1.90		1.21		0.90		—
16.02		906	2.59		1.81		0.30		—
16.38		877	2.29		1.55		0.57		—
16.61		863	1.99		1.28		0.83		—
16.69		8,650	1.89		1.20		0.92		—

25.40		8,740	3.10		1.65		0.99		161
24.53		989	3.80		2.40		0.34		—
24.53		1,127	3.80		2.40		0.36		—
25.84		755	2.70		1.30		1.55		—
25.26		735	3.39		1.90		0.96		—
25.43		745	3.09		1.65		1.20		—
25.81		740	2.80		1.40		1.46		—
25.86		7,408	2.70		1.30		1.55		—

(41.20	)(G)	2,528	2.01	(H)	1.57	(H)	0.26	(H)	67
(41.30	)(G)	591	2.74	(H)	2.31	(H)	(0.48	)(H)	—
(41.30	)(G)	611	2.75	(H)	2.32	(H)	(0.49	)(H)	—
(41.10	)(G)	589	1.74	(H)	1.30	(H)	0.53	(H)	—
(41.30	)(G)	588	2.44	(H)	1.90	(H)	(0.07	)(H)	—
(41.20	)(G)	588	2.14	(H)	1.65	(H)	0.18	(H)	—
(41.20	)(G)	588	1.84	(H)	1.40	(H)	0.43	(H)	—
(41.10	)(G)	5,886	1.74	(H)	1.30	(H)	0.52	(H)	—

70

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Diversified International Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Diversified International Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

71

The Hartford Diversified International Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

72

The Hartford Diversified International Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

73

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

74

The Hartford Diversified International Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

75

The Hartford Diversified International Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.00	$7.24	$1,000.00	$1,017.90	$7.30	1.44%	184	366
Class B	$1,000.00	$996.38	$10.64	$1,000.00	$1,014.48	$10.74	2.12	184	366
Class C	$1,000.00	$995.16	$10.78	$1,000.00	$1,014.33	$10.89	2.15	184	366
Class I	$1,000.00	$1,002.40	$4.98	$1,000.00	$1,020.16	$5.03	0.99	184	366
Class R3	$1,000.00	$998.80	$8.29	$1,000.00	$1,016.84	$8.36	1.65	184	366
Class R4	$1,000.00	$1,000.00	$6.79	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R5	$1,000.00	$1,001.20	$5.28	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class Y	$1,000.00	$1,002.40	$5.03	$1,000.00	$1,020.11	$5.08	1.00	184	366

76

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Diversified International Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford

77

Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

78

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses. The Board also noted the Fund’s low asset levels.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

79

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

80

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-DI12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Dividend and Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Dividend and Growth Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Dividend & Growth A#	14.07%	0.69%	7.64%
Dividend & Growth A##	7.79%	-0.44%	7.03%
Dividend & Growth B#	13.03%	-0.18%	6.92%*
Dividend & Growth B##	8.03%	-0.54%	6.92%*
Dividend & Growth C#	13.20%	-0.06%	6.87%
Dividend & Growth C##	12.20%	-0.06%	6.87%
Dividend & Growth I#	14.30%	0.99%	7.84%
Dividend & Growth R3#	13.77%	0.39%	7.65%
Dividend & Growth R4#	14.04%	0.73%	7.87%
Dividend & Growth R5#	14.39%	1.03%	8.06%
Dividend & Growth Y#	14.55%	1.13%	8.12%
Russell 1000 Value Index	16.89%	-1.00%	7.34%
S&P 500 Index	15.19%	0.36%	6.90%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Dividend and Growth Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 14.07%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmarks, the Russell 1000 Value Index and the S&P 500 Index, which returned 16.89% and 15.19%, respectively, for the same period. The Fund outperformed the 12.73% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+15.2%), mid caps (+12.1%), and small caps (+12.1%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the twelve-month period all ten sectors within the S&P 500 Index posted positive returns, led by Telecommunication Services (+26%), Health Care (+22%), and Consumer Discretionary (+20%). Energy (+6%), Materials (+7%), and Utilities (+10%) lagged on a relative basis.

The Fund’s underperformance relative to the S&P 500 was primarily due to weak stock selection in Energy and Information Technology, which more than offset strong stock selection in the Consumer Discretionary and Industrials sectors. Overall sector allocation, a residual of bottom-up stock selection, was modestly positive driven in part by our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and Financials. A modest cash position detracted from relative results in an upward-trending market.

The Fund’s top detractors from benchmark-relative performance included Apple (Information Technology), Baker Hughes (Energy), and Anadarko Petroleum (Energy). Shares of Apple, a designer, manufacturer, and retailer of a range of interconnected computing devices and personal electronic products, moved higher after a U.S. District Court ruled that Samsung owes Apple $1.05 billion for willfully infringing upon Apple's intellectual property. The stock also moved steadily higher in anticipation of strong demand for the iPhone 5. Not owning the stock hurt relative performance during the period. Shares of Baker Hughes, an oilfield services provider, fell as the company saw reduced pricing, under-utilization, and logistics issues at its recently-acquired pressure pumping subsidiary. Anadarko Petroleum, an oil and gas exploration and production company, underperformed in part due to concerns around the Tronox litigation stemming from Anadarko’s acquisition of Kerr-Mcgee. Top absolute detractors also included oil and natural gas exploration and production companies Ultra Petroleum and Chesapeake Energy.

The Fund’s top contributors to benchmark-relative performance during the period were Comcast (Consumer Discretionary), Lowe’s (Consumer Discretionary), and Wells Fargo (Financials). Comcast, the largest U.S. cable communications company and new owner of NBC Universal, saw market share gains in high margin residential and commercial phone and data services driving the company’s share price higher. Shares of Wells Fargo, a leading U.S. bank, benefited from not only a positive bank stress test result early in the period, but also from announcing an increase in its

3

The Hartford Dividend and Growth Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

quarterly dividend and plans to increase share repurchase activity. Lowe’s, a home improvement retailer, saw its shares rise on positive U.S. housing reports and signs of a recovery in its repair and remodel business. Also, new in-store merchandising concepts and operating practices led to positive customer feedback and shopping experiences. Merck, a global pharmaceutical company, also contributed to absolute results.

What is the outlook?

U.S. Gross Domestic Product growth in the third quarter was a mere 2%, but we are more sanguine about the U.S. economy, as some key industries continue to show signs of health. Auto sales have moved steadily upwards and the latest Case-Shiller data has shown year-over-year home price appreciation. These positive signs, however, are tempered by some major uncertainties including the tax and regulatory policy direction, as well as the year-end fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts). We feel these uncertainties are constraining investment and hampering economic growth. However, we believe that an improving housing market and continued accommodative monetary policy from the Fed should help the U.S. avoid recession and maintain a slow growth recovery.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were in Financials, Health Care, and Utilities, while we remained underweight in Information Technology, Consumer Staples, and Materials, relative to the benchmark.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.3%
Banks (Financials)	6.3
Capital Goods (Industrials)	6.6
Commercial and Professional Services (Industrials)	0.5
Diversified Financials (Financials)	7.2
Energy (Energy)	11.7
Food and Staples Retailing (Consumer Staples)	1.2
Food, Beverage and Tobacco (Consumer Staples)	5.1
Health Care Equipment and Services (Health Care)	3.3
Household and Personal Products (Consumer Staples)	1.5
Insurance (Financials)	5.1
Materials (Materials)	2.2
Media (Consumer Discretionary)	5.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.3
Retailing (Consumer Discretionary)	3.4
Semiconductors and Semiconductor Equipment (Information Technology)	2.8
Software and Services (Information Technology)	8.1
Technology Hardware and Equipment (Information Technology)	3.1
Telecommunication Services (Services)	3.1
Transportation (Industrials)	2.5
Utilities (Utilities)	4.5
Short-Term Investments	2.1
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles and Components - 1.3%
5,271	Ford Motor Co. w/ rights	$58,821
1,065	Johnson Controls, Inc.	27,414
		86,235
	Banks - 6.3%
1,808	PNC Financial Services Group, Inc.	105,226
1,847	US Bancorp	61,336
7,454	Wells Fargo & Co.	251,121
		417,683
	Capital Goods - 6.6%
965	Deere & Co.	82,415
1,181	Eaton Corp.	55,765
207	General Dynamics Corp.	14,086
4,203	General Electric Co.	88,506
1,341	Honeywell International, Inc.	82,110
73	Lockheed Martin Corp.	6,833
1,142	Raytheon Co.	64,581
432	Siemens AG ADR	43,572
		437,868
	Commercial and Professional Services - 0.5%
960	Waste Management, Inc.	31,420

	Diversified Financials - 7.2%
1,425	Ameriprise Financial, Inc.	83,165
3,412	Bank of America Corp.	31,797
417	BlackRock, Inc.	79,106
112	Goldman Sachs Group, Inc.	13,757
4,261	JP Morgan Chase & Co.	177,591
2,162	NYSE Euronext	53,523
2,391	UBS AG ADR	35,907
		474,846
	Energy - 11.7%
1,462	Anadarko Petroleum Corp.	100,578
1,368	Baker Hughes, Inc.	57,396
1,434	BP plc ADR	61,490
1,375	Chevron Corp.	151,570
46	Consol Energy, Inc.	1,600
1,994	EnCana Corp. ADR	44,953
2,714	Exxon Mobil Corp.	247,395
1,050	Occidental Petroleum Corp.	82,883
1,145	Ultra Petroleum Corp. ●	26,119
		773,984
	Food and Staples Retailing - 1.2%
1,652	CVS Caremark Corp.	76,653

	Food, Beverage and Tobacco - 5.1%
126	Anheuser-Busch InBev N.V.	10,592
1,419	General Mills, Inc.	56,864
1,806	PepsiCo, Inc.	125,039
943	Philip Morris International, Inc.	83,473
1,748	Unilever N.V. NY Shares ADR	64,128
		340,096
	Health Care Equipment and Services - 3.3%
1,925	Cardinal Health, Inc.	79,191
2,566	Medtronic, Inc.	106,713
633	UnitedHealth Group, Inc.	35,464
		221,368
	Household and Personal Products - 1.5%
1,474	Procter & Gamble Co.	102,074

	Insurance - 5.1%
1,390	ACE Ltd.	109,304
986	American International Group, Inc. ●	34,444
302	Chubb Corp.	23,235
243	Marsh & McLennan Cos., Inc.	8,269
1,257	MetLife, Inc.	44,624
1,795	Principal Financial Group, Inc.	49,431
1,249	Prudential Financial, Inc.	71,280
		340,587
	Materials - 2.2%
391	Ball Corp.	16,755
1,189	Barrick Gold Corp.	48,166
2,834	Dow Chemical Co.	83,051
		147,972
	Media - 5.9%
4,371	Comcast Corp. Class A	163,945
783	Omnicom Group, Inc.	37,499
2,176	Time Warner, Inc.	94,567
234	Viacom, Inc. Class B	11,978
1,663	Walt Disney Co.	81,598
		389,587
	Pharmaceuticals, Biotechnology and Life Sciences - 12.3%
1,192	AstraZeneca plc ADR	55,325
1,209	Bristol-Myers Squibb Co.	40,215
2,439	Eli Lilly & Co.	118,608
2,046	Johnson & Johnson	144,868
4,595	Merck & Co., Inc.	209,655
7,781	Pfizer, Inc.	193,514
1,315	Teva Pharmaceutical Industries Ltd. ADR	53,168
		815,353
	Retailing - 3.4%
2,495	Buck Holdings L.P. ⌂●†	2,405
924	J.C. Penney Co., Inc.	22,183
3,256	Lowe's Co., Inc.	105,424
1,461	Target Corp.	93,150
		223,162
	Semiconductors and Semiconductor Equipment - 2.8%
3,655	Intel Corp.	79,044
2,592	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	41,215
2,242	Texas Instruments, Inc.	62,984
		183,243
	Software and Services - 8.1%
589	Accenture plc	39,734
958	Automatic Data Processing, Inc.	55,381
1,510	eBay, Inc. ●	72,939
815	IBM Corp.	158,544
5,793	Microsoft Corp.	165,303
1,526	Oracle Corp.	47,368
		539,269
	Technology Hardware and Equipment - 3.1%
1,380	Avnet, Inc. ●	39,549
3,641	Cisco Systems, Inc.	62,407
3,243	Corning, Inc.	38,107
809	NetApp, Inc. ●	21,756
798	Qualcomm, Inc.	46,748
		208,567
	Telecommunication Services - 3.1%
5,906	AT&T, Inc.	204,292

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Transportation - 2.5%
1,395	Delta Air Lines, Inc. ●		$13,437
805	FedEx Corp.		74,027
1,066	United Parcel Service, Inc. Class B		78,106
			165,570
	Utilities - 4.5%
1,326	Dominion Resources, Inc.		70,010
1,177	Edison International		55,240
1,434	Exelon Corp.		51,316
1,046	NextEra Energy, Inc.		73,280
1,665	Xcel Energy, Inc.		47,038
			296,884
	Total common stocks
	(cost $5,424,491)		$6,476,713

	Total long-term investments (cost $5,424,491)		$6,476,713

SHORT-TERM INVESTMENTS - 2.1%
Repurchase Agreements - 2.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $25,528,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
	- 2042, value of $26,038)
$25,528	0.30%, 10/31/2012		$25,528
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $10,394, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $10,602)
10,394	0.25%, 10/31/2012		10,394
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $17,872, collateralized by FNMA 2.50%, 2027, value of $18,229)
17,872	0.35%, 10/31/2012		17,872
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $6,789, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $6,925)
6,789	0.35%, 10/31/2012		6,789
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $31,539, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $32,130)
31,538	0.28%, 10/31/2012		31,538
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $39,973, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
	6.63%, 2013 - 2042, value of $40,772)
39,972	0.25%, 10/31/2012		39,972
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $181, collateralized by U.S. Treasury Note 8.13%, 2019, value of $186)
181	0.25%, 10/31/2012		181
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $9,266, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $9,451)
9,266	0.30%, 10/31/2012		9,266
			141,540
	Total short-term investments
	(cost $141,540)		$141,540

	Total investments
	(cost $5,566,031) ▲	99.8%	$6,618,253
	Other assets and liabilities	0.2%	10,001
	Total net assets	100.0%	$6,628,254

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $5,602,809 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,194,749
Unrealized Depreciation	(179,305)
Net Unrealized Appreciation	$1,015,444

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $2,405, which rounds to zero percent of total net assets.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$552

At October 31, 2012, the aggregate value of these securities was $2,405, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$6,476,713	$6,474,308	$–	$2,405
Short-Term Investments	141,540	–	141,540	–
Total	$6,618,253	$6,474,308	$141,540	$2,405

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$6,363	$4,199	$(2,811	)*	$—	$—	$(5,346)	$—	$—	$2,405
Total	$6,363	$4,199	$(2,811)		$—	$—	$(5,346)	$—	$—	$2,405

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(2,811).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,566,031)	$6,618,253
Cash	1,293
Receivables:
Investment securities sold	12,259
Fund shares sold	9,261
Dividends and interest	8,660
Other assets	178
Total assets	6,649,904
Liabilities:
Payables:
Investment securities purchased	6,716
Fund shares redeemed	12,703
Investment management fees	885
Administrative fees	10
Distribution fees	274
Accrued expenses	1,062
Total liabilities	21,650
Net assets	$6,628,254
Summary of Net Assets:
Capital stock and paid-in-capital	$5,564,686
Undistributed net investment income	9,492
Accumulated net realized gain	1,854
Unrealized appreciation of investments	1,052,222
Net assets	$6,628,254

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.87/$22.08
Shares outstanding	140,995
Net assets	$2,942,844
Class B: Net asset value per share	$20.54
Shares outstanding	5,292
Net assets	$108,710
Class C: Net asset value per share	$20.45
Shares outstanding	16,632
Net assets	$340,069
Class I: Net asset value per share	$20.80
Shares outstanding	64,493
Net assets	$1,341,707
Class R3: Net asset value per share	$21.04
Shares outstanding	3,466
Net assets	$72,926
Class R4: Net asset value per share	$21.12
Shares outstanding	5,783
Net assets	$122,160
Class R5: Net asset value per share	$21.17
Shares outstanding	6,752
Net assets	$142,940
Class Y: Net asset value per share	$21.18
Shares outstanding	73,511
Net assets	$1,556,898

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$179,417
Interest	254
Less: Foreign tax withheld	(2,025)
Total investment income	177,646

Expenses:
Investment management fees	39,484
Administrative services fees	425
Transfer agent fees	8,426
Distribution fees
Class A	7,257
Class B	1,235
Class C	3,295
Class R3	341
Class R4	261
Custodian fees	7
Accounting services fees	874
Registration and filing fees	363
Board of Directors' fees	161
Audit fees	81
Other expenses	1,007
Total expenses (before waivers and fees paid indirectly)	63,217
Expense waivers	(13)
Transfer agent fee waivers	(86)
Commission recapture	(56)
Custodian fee offset	—
Total waivers and fees paid indirectly	(155)
Total expenses, net	63,062
Net Investment Income	114,584
Net Realized Gain on Investments:
Net realized gain on investments in securities	229,925
Net Realized Gain on Investments	229,925
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	512,086
Net Changes in Unrealized Appreciation of Investments	512,086
Net Gain on Investments	742,011
Net Increase in Net Assets Resulting from Operations	$856,595

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$114,584	$91,137
Net realized gain on investments and foreign currency transactions	229,925	288,347
Net unrealized appreciation (depreciation) of investments	512,086	(80,550)
Net Increase In Net Assets Resulting From Operations	856,595	298,934
Distributions to Shareholders:
From net investment income
Class A	(49,181)	(39,884)
Class B	(1,007)	(725)
Class C	(3,322)	(2,088)
Class I	(28,293)	(22,078)
Class R3	(967)	(555)
Class R4	(1,768)	(1,069)
Class R5	(2,645)	(1,360)
Class Y	(28,067)	(19,263)
Total distributions	(115,250)	(87,022)
Capital Share Transactions:
Class A	(179,089)	(171,276)
Class B	(42,938)	(53,899)
Class C	(6,975)	(16,870)
Class I	(241,474)	261,047
Class R3	7,611	23,187
Class R4	31,185	19,940
Class R5	27,213	33,945
Class Y	274,983	56,218
Net increase (decrease) from capital share transactions	(129,484)	152,292
Net Increase In Net Assets	611,861	364,204
Net Assets:
Beginning of period	6,016,393	5,652,189
End of period	$6,628,254	$6,016,393
Undistributed (distribution in excess of) net investment income (loss)	$9,492	$10,577

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements)
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the

12

fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

14

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$115,250	$87,022

16

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$9,492
Undistributed Long-Term Capital Gain	109,600
Accumulated Capital Losses *	(70,968)
Unrealized Appreciation †	1,015,444
Total Accumulated Earnings	$1,063,568

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(419)
Accumulated Net Realized Gain (Loss)	419

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$51,957
2016	19,011
Total	$70,968

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $120,485 of prior year capital loss carryforwards.

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

18

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.07%
Class B	1.95
Class C	1.82
Class I	0.81
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.65

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $5,394 and contingent deferred sales charges of $147 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan,

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $87.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $7. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of October 31, 2012, 15% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,765,386
Sales Proceeds Excluding U.S. Government Obligations	1,880,015

20

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	15,470	2,426	(26,864)	—	(8,968)	22,026	2,071	(33,146)	—	(9,049)
Amount	$306,467	$48,151	$(533,707)	$—	$(179,089)	$421,852	$38,913	$(632,041)	$—	$(171,276)
Class B
Shares	292	50	(2,532)	—	(2,190)	396	38	(3,301)	—	(2,867)
Amount	$5,700	$968	$(49,606)	$—	$(42,938)	$7,406	$694	$(61,999)	$—	$(53,899)
Class C
Shares	2,583	160	(3,093)	—	(350)	2,878	105	(3,907)	—	(924)
Amount	$50,090	$3,095	$(60,160)	$—	$(6,975)	$53,819	$1,924	$(72,613)	$—	$(16,870)
Class I
Shares	17,955	1,381	(31,820)	—	(12,484)	23,792	1,139	(11,128)	—	13,803
Amount	$355,563	$27,294	$(624,331)	$—	$(241,474)	$450,650	$21,290	$(210,893)	$—	$261,047
Class R3
Shares	1,096	45	(749)	—	392	1,699	28	(530)	—	1,197
Amount	$21,841	$891	$(15,121)	$—	$7,611	$32,899	$514	$(10,226)	$—	$23,187
Class R4
Shares	2,973	60	(1,472)	—	1,561	2,702	37	(1,697)	—	1,042
Amount	$59,796	$1,212	$(29,823)	$—	$31,185	$52,256	$711	$(33,027)	$—	$19,940
Class R5
Shares	2,822	96	(1,532)	—	1,386	5,619	69	(3,919)	—	1,769
Amount	$56,259	$1,935	$(30,981)	$—	$27,213	$102,262	$1,302	$(69,619)	$—	$33,945
Class Y
Shares	28,645	1,285	(15,264)	—	14,666	12,922	896	(10,977)	—	2,841
Amount	$559,781	$25,967	$(310,765)	$—	$274,983	$250,848	$17,071	$(211,701)	$—	$56,218
Total
Shares	71,836	5,503	(83,326)	—	(5,987)	72,034	4,383	(68,605)	—	7,812
Amount	$1,415,497	$109,513	$(1,654,494)	$—	$(129,484)	$1,371,992	$82,419	$(1,302,119)	$—	$152,292

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	647	$12,882
For the Year Ended October 31, 2011	805	$15,391

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

21

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

22

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

23

The Hartford Dividend and Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$–	$–	$(0.34)	$20.87
B	18.32	0.17	2.21	2.38	(0.16)	–	–	(0.16)	20.54
C	18.25	0.18	2.22	2.40	(0.20)	–	–	(0.20)	20.45
I	18.56	0.40	2.23	2.63	(0.39)	–	–	(0.39)	20.80
R3	18.76	0.28	2.29	2.57	(0.29)	–	–	(0.29)	21.04
R4	18.84	0.34	2.29	2.63	(0.35)	–	–	(0.35)	21.12
R5	18.88	0.39	2.30	2.69	(0.40)	–	–	(0.40)	21.17
Y	18.88	0.41	2.31	2.72	(0.42)	–	–	(0.42)	21.18

For the Year Ended October 31, 2011 (E)
A	17.93	0.27	0.67	0.94	(0.26)	–	–	(0.26)	18.61
B	17.64	0.10	0.66	0.76	(0.08)	–	–	(0.08)	18.32
C	17.58	0.13	0.66	0.79	(0.12)	–	–	(0.12)	18.25
I	17.87	0.32	0.68	1.00	(0.31)	–	–	(0.31)	18.56
R3	18.08	0.22	0.67	0.89	(0.21)	–	–	(0.21)	18.76
R4	18.14	0.28	0.69	0.97	(0.27)	–	–	(0.27)	18.84
R5	18.18	0.34	0.68	1.02	(0.32)	–	–	(0.32)	18.88
Y	18.18	0.36	0.68	1.04	(0.34)	–	–	(0.34)	18.88

For the Year Ended October 31, 2010
A	16.03	0.25	1.90	2.15	(0.25)	–	–	(0.25)	17.93
B	15.76	0.11	1.86	1.97	(0.09)	–	–	(0.09)	17.64
C	15.72	0.12	1.86	1.98	(0.12)	–	–	(0.12)	17.58
I	15.98	0.29	1.90	2.19	(0.30)	–	–	(0.30)	17.87
R3	16.18	0.19	1.93	2.12	(0.22)	–	–	(0.22)	18.08
R4	16.22	0.25	1.93	2.18	(0.26)	–	–	(0.26)	18.14
R5	16.24	0.29	1.96	2.25	(0.31)	–	–	(0.31)	18.18
Y	16.25	0.32	1.93	2.25	(0.32)	–	–	(0.32)	18.18

For the Year Ended October 31, 2009
A	14.56	0.26	1.47	1.73	(0.26)	–	–	(0.26)	16.03
B	14.32	0.14	1.44	1.58	(0.14)	–	–	(0.14)	15.76
C	14.28	0.15	1.45	1.60	(0.16)	–	–	(0.16)	15.72
I	14.52	0.33	1.44	1.77	(0.31)	–	–	(0.31)	15.98
R3	14.71	0.25	1.46	1.71	(0.24)	–	–	(0.24)	16.18
R4	14.73	0.28	1.48	1.76	(0.27)	–	–	(0.27)	16.22
R5	14.75	0.33	1.47	1.80	(0.31)	–	–	(0.31)	16.24
Y	14.75	0.35	1.48	1.83	(0.33)	–	–	(0.33)	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	(7.32)	(7.01)	(0.31)	(1.24)	–	(1.55)	14.56
B	22.76	0.14	(7.21)	(7.07)	(0.13)	(1.24)	–	(1.37)	14.32
C	22.72	0.17	(7.21)	(7.04)	(0.16)	(1.24)	–	(1.40)	14.28
I	23.07	0.34	(7.27)	(6.93)	(0.38)	(1.24)	–	(1.62)	14.52
R3	23.37	0.23	(7.40)	(7.17)	(0.25)	(1.24)	–	(1.49)	14.71
R4	23.39	0.32	(7.42)	(7.10)	(0.32)	(1.24)	–	(1.56)	14.73
R5	23.41	0.35	(7.40)	(7.05)	(0.37)	(1.24)	–	(1.61)	14.75
Y	23.41	0.37	(7.40)	(7.03)	(0.39)	(1.24)	–	(1.63)	14.75

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

14.07%	$2,942,844	1.08%	1.08%	1.69%	28%
13.03	108,710	2.02	1.95	0.84	–
13.20	340,069	1.82	1.82	0.94	–
14.30	1,341,707	0.81	0.81	1.96	–
13.77	72,926	1.36	1.35	1.40	–
14.04	122,160	1.05	1.05	1.68	–
14.39	142,940	0.75	0.75	1.99	–
14.55	1,556,898	0.65	0.65	2.08	–

5.22	2,791,444	1.08	1.08	1.42	30
4.32	137,071	2.01	1.96	0.55	–
4.49	309,846	1.83	1.83	0.68	–
5.60	1,428,333	0.80	0.80	1.69	–
4.94	57,684	1.37	1.35	1.14	–
5.32	79,535	1.06	1.05	1.43	–
5.62	101,281	0.76	0.75	1.75	–
5.71	1,111,199	0.66	0.66	1.84	–

13.46	2,850,636	1.11	1.11	1.46	33
12.54	182,506	2.02	1.97	0.63	–
12.65	314,729	1.85	1.85	0.71	–
13.78	1,129,059	0.82	0.82	1.71	–
13.15	33,933	1.39	1.38	1.06	–
13.51	57,684	1.07	1.06	1.46	–
13.93	65,379	0.78	0.78	0.81	–
13.96	1,018,263	0.67	0.67	1.88	–

12.17	2,635,571	1.17	1.17	1.88	33	(F)
11.22	236,026	2.14	1.99	1.10	–
11.37	286,465	1.92	1.92	1.13	–
12.52	658,690	0.85	0.85	1.96	–
11.84	5,171	1.47	1.47	1.26	–
12.27	19,372	1.09	1.09	1.85	–
12.55	1,947	0.80	0.80	2.07	–
12.73	746,004	0.69	0.69	2.30	–

(32.24)	2,214,358	1.09	1.09	1.62	36
(32.85)	222,732	1.97	1.97	0.73	–
(32.80)	221,895	1.83	1.83	0.87	–
(32.02)	167,989	0.82	0.82	1.77	–
(32.53)	455	1.58	1.50	1.16	–
(32.25)	8,410	1.09	1.09	1.63	–
(32.06)	310	0.80	0.80	1.94	–
(31.99)	494,110	0.69	0.69	2.01	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Dividend and Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Dividend and Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

26

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

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Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Dividend and Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.77	$5.45	$1,000.00	$1,019.76	$5.43	1.07%	184	366
Class B	$1,000.00	$1,022.32	$9.92	$1,000.00	$1,015.33	$9.88	1.95	184	366
Class C	$1,000.00	$1,023.06	$9.20	$1,000.00	$1,016.04	$9.17	1.81	184	366
Class I	$1,000.00	$1,028.15	$4.23	$1,000.00	$1,020.96	$4.22	0.83	184	366
Class R3	$1,000.00	$1,025.64	$6.88	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R4	$1,000.00	$1,026.58	$5.35	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class R5	$1,000.00	$1,028.52	$3.83	$1,000.00	$1,021.36	$3.81	0.75	184	366
Class Y	$1,000.00	$1,029.02	$3.33	$1,000.00	$1,021.85	$3.32	0.65	184	366

31

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Dividend and Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

33

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-DG12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Emerging Markets Local Debt Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Emerging Markets Local Debt Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at October 31, 2012	6
Investment Valuation Hierarchy Level Summary at October 31, 2012	20
Statement of Assets and Liabilities at October 31, 2012	21
Statement of Operations for the Year Ended October 31, 2012	22
Statement of Changes in Net Assets for the Year Ended October 31, 2012, and for the Period May 31, 2011, (commencement of operations) through October 31, 2011	23
Notes to Financial Statements	24
Financial Highlights	38
Report of Independent Registered Public Accounting Firm	40
Directors and Officers (Unaudited)	41
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	43
Quarterly Portfolio Holdings Information (Unaudited)	43
Federal Tax Information (Unaudited)	44
Expense Example (Unaudited)	45
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	46

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation and income.

Performance Overview 5/31/11 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Emerging Markets Local Debt A#	11.96%	3.37%
Emerging Markets Local Debt A##	6.92%	0.08%
Emerging Markets Local Debt C#	11.15%	2.56%
Emerging Markets Local Debt C##	10.15%	2.56%
Emerging Markets Local Debt I#	12.15%	3.57%
Emerging Markets Local Debt R3#	11.60%	2.96%
Emerging Markets Local Debt R4#	11.94%	3.26%
Emerging Markets Local Debt R5#	12.27%	3.57%
Emerging Markets Local Debt Y#	12.00%	3.41%
JP Morgan GBI Emerging Markets Global Diversified Index	7.25%	2.82%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Class C reflects a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Ricardo Adrogué, PhD	James W. Valone, CFA	Tieu-Bich Nguyen, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President, Fixed Income Portfolio Manager and Co-Director of Fixed Income	Senior Vice President and Fixed Income Credit Analyst

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 11.96%, before sales charges, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD) , which returned 7.25% for the same period. The Fund also outperformed the 7.66% return of the average fund in the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. "Emerging Market" is defined by a country's GNP (gross national product) per capita or other economic measures.

Why did the Fund perform this way? (All returns in US$ terms)

The JP Morgan GBI-EMGD produced a 7.25% return for the period. The local market’s positive returns were driven by declines in local interest rates and coupon income gains. Interest rates fell primarily later in the period on the back of a global cycle slowdown and rates generally declined across the market. A number of Emerging Markets (EM) central banks lowered interest rates in this period in response to cooling growth and declining inflation pressures, including Brazil, Chile, the Philippines, Indonesia, Thailand, and South Africa. Several central banks including Colombia, Hungary, and Poland, which hiked rates earlier in the period, also started to cut rates later in the period. Currency markets were volatile during the period. Overall, currencies hurt performance as EM currencies weakened, particularly at the end of 2011 and March-May 2012. Risk aversion increased in the markets as ongoing concerns over the European sovereign crisis intensified during those periods. Europe was the best performing region in the Index (9.85%) while the Middle East and Africa lagged (2.73%) on a relative basis. From a country perspective, Philippines (27.76%), Peru (22.24%) and Colombia (14.74%) were the best performers in the Index while Brazil (-1.04%), South Africa (2.63%), and Indonesia (3.28%) lagged.

Emerging market corporate debt finished the period with a return of 12.60% as measured by the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) - Broad Diversified Index. Credit spreads tightened by 96 basis points from 432 to 336 during the period.

Within the Fund, during the period, duration strategies (+ 15 bps), security selection (+239 bps), and currency positioning (+269 bps) contributed positively to relative performance. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance as corporate bonds generally outperformed the local bond component of the EMGl Index. Our security selection of the corporate bonds in the Fund versus the market (JP Morgan CEMBI Broad Diversified Index) contributed positively to relative performance for the period, although this was offset by the negative contribution from country allocation.

Our interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps, and credit default swap contracts. We use local currency denominated cash bonds and currency forwards (deliverable and non-deliverable) to express our views on currency.

In Brazil, an overweight duration (i.e. sensitivity to changes in interest rates) position was the main driver of the Fund’s performance for the period. Our underweight currency positioning in the Brazilian real at the beginning of the period was also accretive to relative performance during the period. During the year, the Central Bank of Brazil cut interest rates by 425 basis points bringing the Selic rate down to 7.25%. The monetary easing cycle is expected to come to an end although we expect the central bank to keep its policy rate at low levels and the curve remains steep.

An allocation to a long-dated external sovereign issue in Ivory Coast contributed to relative performance during the period. The bonds outperformed as Ivory Coast resumed regular coupon payments on its defaulted debt. Additionally, it was announced that the Ivory Coast reached Heavily Indebted Poor Country (HIPC) completion point, as designated by the IMF and the World Bank, which resulted in a significant cut in the net present value of external debt. We closed our position during August and capitalized the gain after a strong, multi-month rally.

In Peru, an overweight duration exposure along with security selection with a focus on long end of the curve contributed to relative performance. At the end of the period we maintained

3

The Hartford Emerging Markets Local Debt Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

our overweight, on the expectation that long end yields would fall further in Peru due to continued weak global growth.

In Indonesia, an underweight duration exposure and security selection with an underweight in the longer-dated local sovereign debts detracted from relative performance outweighing the positive contribution from our underweight positioning in Indonesian rupiah. At the end of the period, we remained cautious on Indonesia’s bonds given the inflation risks we see on the back of a deteriorating balance of payments which could result in a weak currency.

A short position in the Argentine peso, which was held earlier in the period based on our concern over the country’s sensitivity to global cyclical pressures, detracted from relative performance.

In South Africa, underweight duration exposure and security selection with a preference for longer-dated local sovereign bonds detracted from relative performance. This more than offset the positive contribution from an underweight positioning in South African rand. Towards the end of the period, we increased our duration exposure and moved towards a neutral weight in South Africa by adding longer-dated local sovereign bonds. We continued to find good value at the end of the period in the steep local interest rate curve given the slow pace of South African growth. We were cautious on the rand due to the potential for additional volatility over the short term and deteriorating terms of trade at the end of the period.

What is the outlook?

Recent policy developments in Europe, another round of liquidity from the U.S. Federal Reserve Board (Fed) and the Bank of Japan, as well as signs of stability in China's domestic economy, leave us with a more favorable outlook for our market at the end of the period as they suggest that pressures from deleveraging and weaker global economic activity may begin to abate. At the same time, we believe that the structural outlook for most EM countries remains favorable - debt burdens are low, fiscal management is sound, and liquidity remains abundant. Growth has softened in some cases in sync with the global cycle, but by and large we expect that EM growth will remain in positive territory over the near term. In addition, policymakers have both monetary and fiscal policy flexibility to be stimulative if needed. We recognize, however, that the global backdrop remains fragile, and challenging growth trends in Europe and pending fiscal headwinds in the U.S. may prevent us from aggressively adding risk in EM portfolios.

At the overall Fund level, we were overweight duration relative to the index at the end of the period. During the period, regionally we continued to find the best value in Latin America, and particularly in Colombia and Peru. In Eastern Europe/Africa/Middle East, we continued to expect rate declines in Israel and Poland and remained overweight. We continued to pay fixed rates in Czech Republic as we believe interest rates were too low given long-term inflation trends in that market. Finally, we continued to hold our longstanding underweight to duration in Asia, where rates remained near historic lows. An exception is the Philippines, where we found valuations to be particularly attractive for the region and as a result moved to an overweight. For corporate debt, our strategy remained to focus on credits with attractive fundamentals and valuation as well as new issues which offer reasonable new issue premium.

In currencies, we remained broadly underweight at the end of the period as we expected further volatility in a fragile global environment. While the Fed and European Central Bank actions may fuel short term capital inflows, we expect that central banks will fight appreciation pressures, leaving investors with a need to be selective on exposures. During the period, in Latin America, we were most constructive on the Mexican peso, where improved competitiveness was driving demand for Mexican exports higher, as was decent growth in the U.S. We remained cautious on Eastern Europe given sensitivities to a sharply weaker cycle in Western Europe, holding underweights on currencies such as Croatian kuna, Czech koruna, and Hungarian forint, among others at the end of the period. We were also underweight in Asia currencies in aggregate although we were constructive on the relative value offered by select currencies such as the Indian rupee.

We continued to hold several opportunistic positions in the Fund at the end of the period. We had a small long position in the Egyptian pound, where the carry is high and we expect the central bank to maintain stability in the currency. We added debt exposure in Ghana and currency exposure in Zambia kwacha on the back of attractive yield levels and an expectation of relative currency stability. We continued to hold positions in Greece, and expect further upside potential, though we believe that volatility is likely to persist over the short term. As always, we monitor the risks of these more opportunistic exposures carefully, controlling individual position sizes to be consistent with our overall risk/return objectives.

4

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.5%
Aa / AA	2.1
A	17.3
Baa / BBB	34.5
Ba / BB	17.5
B	4.0
Caa / CCC or Lower	1.2
Unrated	13.1
Non Debt Securities and Other Short-Term Instruments	6.8
Other Assets & Liabilities	3.0
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of October 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Agriculture, Forestry, Fishing and Hunting	0.6%
Air Transportation	0.1
Arts, Entertainment and Recreation	0.6
Beverage and Tobacco Product Manufacturing	0.5
Chemical Manufacturing	0.8
Construction	2.0
Finance and Insurance	10.5
Food Manufacturing	0.9
Health Care and Social Assistance	0.1
Information	1.4
Mining	1.9
Miscellaneous Manufacturing	0.6
Nonmetallic Mineral Product Manufacturing	1.0
Petroleum and Coal Products Manufacturing	4.5
Pipeline Transportation	0.1
Primary Metal Manufacturing	0.3
Rail Transportation	0.2
Real Estate and Rental and Leasing	1.1
Retail Trade	0.2
Transportation Equipment Manufacturing	0.2
Utilities	3.9
Water Transportation	0.2
Wholesale Trade	0.7
Total	32.4%
Foreign Government Obligations	57.8
Short-Term Investments	6.8
Other Assets and Liabilities	3.0
Total	100.0%

Diversification by Country

as of October 31, 2012

Percentage of
Country	Net Assets
Austria	0.1%
Brazil	5.0
British Virgin Islands	2.0
Canada	0.5
Cayman Islands	1.9
Chile	1.5
China	0.6
Colombia	5.5
Croatia	0.2
Georgia	0.2
Germany	0.1
Ghana	0.3
Greece	1.2
Hong Kong	1.9
Hungary	7.0
India	0.4
Indonesia	0.9
Ireland	0.1
Israel	2.8
Kazakhstan	0.9
Luxembourg	1.5
Malaysia	6.0
Mexico	8.0
Netherlands	1.3
Nigeria	0.6
Panama	0.1
Peru	4.0
Philippines	3.0
Poland	7.3
Qatar	0.5
Russia	4.3
Singapore	0.9
South Africa	7.0
South Korea	3.0
Spain	0.2
Thailand	0.6
Turkey	6.0
United Arab Emirates	1.1
United Kingdom	0.5
Venezuela	0.1
United States	1.1
Short-Term Investments	6.8
Other Assets and Liabilities	3.0
Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 32.4%
		Austria - 0.1%
		OGX Austria GmbH
	$200	8.38%, 04/01/2022 ■	$168

		Brazil - 2.7%
		Banco BMG S.A.
	155	9.95%, 11/05/2019 §	146
		Banco Btg Pactual
	200	5.75%, 09/28/2022 ■	209
		Brasil Telecom S.A.
BRL	300	9.75%, 09/15/2016 §	155
		Cia Saneamento Basico de Estado de Sao Paulo
	200	6.25%, 12/16/2020 §	217
		Globo Comunicacao e Participacoes S.A.
	325	6.25%, 07/20/2015 §♠	351
		Hypermarcas
	165	6.50%, 04/20/2021 §	177
		Itau Unibanco Holding S.A.
	200	6.20%, 12/21/2021 ⌂§	218
		Net Servicos De Comnicacao S.A.
	332	7.50%, 01/27/2020	383
		OAS Investments
	200	8.25%, 10/19/2019 ■	202
		Petrobras International Finance Co.
	255	7.88%, 03/15/2019	323
		RBS-Zero Hora Editora Journalistica
BRL	575	11.25%, 06/15/2017 §	292
		Samarco Mineracao S.A.
	205	4.13%, 11/01/2022 ■	204
		Telemar Norte Leste S.A.
	100	5.50%, 10/23/2020 §	108
		Vale S.A.
	255	5.63%, 09/11/2042	273
		Votorantim Cimentos S.A.
	200	7.25%, 04/05/2041 §	226
			3,484
		British Virgin Islands - 2.0%
		CLP Power Hong Kong Ltd.
	200	4.75%, 03/19/2020 §	226
		CNOOC Finance 2012 Ltd.
	400	3.88%, 05/02/2022 §	429
		CNPC General Capital
	200	3.95%, 04/19/2022 §	217
		Fita International Ltd.
	225	7.00%, 02/10/2020	256
		FPT Finance Ltd.
	340	6.38%, 09/28/2020 §	381
		Henson Finance Ltd.
	295	5.50%, 09/17/2019	324
		HLP Finance Ltd.
	200	4.75%, 06/25/2022 §	213
		Hong Kong Electric Finance Ltd.
	325	4.25%, 12/14/2020 §	358
		QGOG Atlantic/Alaskan Rigs
	178	5.25%, 07/30/2018 ■	187
			2,591
		Canada - 0.5%
		First Quantum Minerals Ltd
	200	7.25%, 10/15/2019 ■	204
		Pacific Rubiales Energy Corp.
	143	7.25%, 12/12/2021 ■	169
	210	7.25%, 12/12/2021 §	249
			622

		Cayman Islands - 1.9%
		Agile Property Holdings Ltd.
	185	8.88%, 04/28/2017 §	193
		Alliance Global Group, Inc.
	310	6.50%, 08/18/2017	340
		Fibria Overseas Finance Ltd.
	355	6.75%, 03/03/2021 §	392
		Gol Finance
	195	9.25%, 07/20/2020 §	181
		Grupo Aval Ltd.
	365	4.75%, 09/26/2022 ■	365
		KWG Property Holdings Ltd.
	400	13.25%, 03/22/2017 §	448
		MIE Holdings Corp.
	200	9.75%, 05/12/2016 §	212
		UOB Cayman Ltd.
	100	5.80%, 03/15/2016 §♠	105
		Virgolino de Oliveira Finance Ltd.
	200	11.75%, 02/09/2022 §	195
			2,431
		Chile - 1.5%
		AES Gener S.A.
	105	5.25%, 08/15/2021 ■	119
	110	5.25%, 08/15/2021 §	124
		Automotores Gildemeister
	200	8.25%, 05/24/2021 ■	216
		Bonos del Banco Central de Chile en Pesos
CLP	155,000	6.00%, 02/01/2016	324
		Bonos del Banco Central de Chile en UF
CLP	397,619	3.00%, 02/01/2016 ◄	829
		E.CL S.A.
	300	5.63%, 01/15/2021 §	343
			1,955
		China - 0.6%
		China Shanshui Cement Group
	200	10.50%, 04/27/2017 §	218
		Country Garden Holdings Co
	200	11.13%, 02/23/2018 §	224
		Kaisa Group Holdings Ltd.
	160	13.50%, 04/28/2015 §	166
		Mongolian Mining Corp.
	200	8.88%, 03/29/2017 §	204
			812
		Colombia - 1.9%
		Banco Davivienda S.A.
	200	5.88%, 07/09/2022 ■	209
		Banco de Bogota S.A.
	200	5.00%, 01/15/2017 §	214
		Bancolombia S.A.
	75	5.13%, 09/11/2022	78
	401	6.13%, 07/26/2020	449
		Emgesa S.A.
COP	1,615,000	8.75%, 01/25/2021 §	999

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 32.4% - (continued)
		Colombia - 1.9% - (continued)
		Empresa de Energia de Bogota
	$235	6.13%, 11/10/2021 §	$266
		Empresas Publicas de Medellin E.S.P.
COP	448,000	8.38%, 02/01/2021 §	276
			2,491
		Croatia - 0.2%
		Agrokor D.D.
	225	8.88%, 02/01/2020 ■	233

		Georgia - 0.2%
		JSC Georgian Railway
	200	7.75%, 07/11/2022 §	224

		Germany - 0.1%
		Rearden G Holdings EINS GmbH
	155	7.88%, 03/30/2020 §	171

		Hong Kong - 1.9%
		Bank of East Asia Ltd.
	200	6.38%, 05/04/2022 §	224
		CNPC HK Overseas Capital Ltd.
	260	3.95%, 04/19/2022 ■	282
		Hong Kong Land Finance
	135	4.50%, 10/07/2025	144
		Hutchison Whampoa International Ltd.
	720	6.00%, 10/28/2015 §♠	753
		PCCW Capital Ltd.
	200	5.75%, 04/17/2022 §	219
		Sino Ltd.
	200	3.25%, 09/21/2017 ⌂§	199
		Sun Hung Kai Properties Capital Market Ltd.
	270	4.50%, 02/14/2022 §	290
		Zijin International Finance Co., Ltd.
	340	4.25%, 06/30/2016 §	361
			2,472
		India - 0.4%
		Bank of India London
	300	4.13%, 08/01/2017 ■	307
		ICICI Bank Ltd.
	200	4.70%, 02/21/2018 ■	209
			516
		Ireland - 0.1%
		MTS International Funding Ltd.
	135	8.63%, 06/22/2020 §	166

		Israel - 0.6%
		Israel Electric Corp. Ltd.
	250	7.75%, 12/15/2027 ⌂§	280
	400	9.38%, 01/28/2020 §	487
			767
		Kazakhstan - 0.9%
		Halyk Savings Bank of Kazakhstan JSC
	155	9.25%, 10/16/2013 §	163
		Kazakhstan Temir Zholy
	285	6.95%, 07/10/2042 ■	348
		Kazatomprom Natsionalnaya
	275	6.25%, 05/20/2015 §	301
		KazMunayGas National Co.
	315	7.00%, 05/05/2020 §	387
			1,199
		Luxembourg - 1.5%
		ALROSA Finance S.A.
	200	7.75%, 11/03/2020 §	229
		European Investment Bank
ZAR	475	8.76%, 12/31/2018 ○	38
		Gaz Capital S.A.
	350	9.25%, 04/23/2019 §	457
		International Bank for Reconstruction &
		Development
ZMK	1,500,000	6.75%, 12/06/2013	275
		SB Capital S.A.
	310	5.13%, 10/29/2022 ■	309
		VTB Capital S.A.
	435	6.88%, 05/29/2018 §	469
		Yasar Holdings S.A. Via Willow No 2
	200	9.63%, 10/07/2015 §	208
			1,985
		Malaysia - 0.8%
		Axiata SPV1 Labuan Ltd.
	100	5.38%, 04/28/2020	113
		Hong Leong Bank
	200	3.75%, 03/17/2016	208
		IOI Investment L Bhd.
	303	4.38%, 06/27/2022 §	313
		Public Bank Bhd
	330	6.84%, 08/22/2036	346
			980
		Mexico - 3.1%
		America Movil S.A.B. de C.V.
	200	4.38%, 07/16/2042	209
	295	6.13%, 03/30/2040	390
		Cemex Espana Luxembourg
	230	9.88%, 04/30/2019 §	248
		Controladora Mabe S.A. de C.V.
	803	7.88%, 10/28/2019 §	931
		Empresas ICA, S.A.B. de C.V.
	215	8.38%, 07/24/2017 ■	230
	643	8.90%, 02/04/2021 §	694
		Mexichem S.A.B. de C.V.
	200	4.88%, 09/19/2022 ■	211
	200	4.88%, 09/19/2022 ⌂§	212
		Sigma Alimentos S.A.
	300	5.63%, 04/14/2018 §	340
		Southern Copper Corp.
	275	6.75%, 04/16/2040	326
		Urbi Desarrollos Urbanos
	200	9.75%, 02/03/2022 §	186
			3,977
		Netherlands - 1.3%
		Access Finance B.V.
	200	7.25%, 07/25/2017 ■	208
		AJE Group
	260	6.50%, 05/14/2022 ■	284
		Indo Energy Finance B.V.
	400	7.00%, 05/07/2018 §	414

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 32.4% - (continued)
		Netherlands - 1.3% - (continued)
		Listrindo Capital B.V
	$200	6.95%, 02/21/2019 ■	$227
		OSX 3 Leasing B.V
	170	9.25%, 03/20/2015	177
		VimpelCom Holdings B.V
	400	7.50%, 03/01/2022 §	432
			1,742
		Panama - 0.1%
		AES Panama S.A
	115	6.35%, 12/21/2016 §	126

		Peru - 0.8%
		Banco de Credito del Peru/Panama
	190	6.88%, 09/16/2026 ■	220
	361	6.88%, 09/16/2026 §	417
		Corporacion Jose R. Lindley S.A
	87	6.75%, 11/23/2021 ■	100
	210	6.75%, 11/23/2021 §	242
			979
		Philippines - 0.3%
		SM Investments Corp.
	330	5.50%, 10/13/2017	351

		Qatar - 0.5%
		Nakilat, Inc.
	230	6.27%, 12/31/2033 §	282
		Ras Laffan Liquefied Natural Gas Co., Ltd.
	250	5.84%, 09/30/2027 §	303
			585
		Russia - 1.1%
		Gazprom Neft OAO via GPN Capital S.A
	345	4.38%, 09/19/2022 ■	346
		Russian Agricultural Bank OJSC
RUB	13,800	8.70%, 03/17/2016 §	452
		SB Capital S.A
	200	5.72%, 06/16/2021 §	218
		Severstal OAO
	200	5.90%, 10/17/2022 ■	199
		VTB Capital S.A
	225	6.95%, 10/17/2022 ■	232
			1,447
		Singapore - 0.9%
		DBS Group Holdings Ltd.
	450	3.63%, 09/21/2022 ■	464
		Oversea-Chinese Banking Corp., Ltd.
	533	3.75%, 11/15/2022	553
		Yanlord Land Group Ltd.
	200	10.63%, 03/29/2018 §	214
			1,231
		South Africa - 0.3%
		Eskom Holdings Ltd.
ZAR	900	10.01%, 12/31/2018 ○	62
ZAR	2,060	10.63%, 08/18/2027 ○	59
ZAR	700	10.73%, 12/31/2032 ○	13
		Gold Fields Orogen Holding Ltd.
	200	4.88%, 10/07/2020 §	198
		Transnet Ltd.
ZAR	1,000	10.00%, 03/30/2029	122
			454
		South Korea - 1.6%
		Export-Import Bank of Korea
	200	5.00%, 04/11/2022	236
		Korea Development Bank
	400	3.88%, 05/04/2017	434
		Korea Hydro & Nuclear Power Co., Ltd.
	300	6.25%, 06/17/2014 §	323
		Korea National Oil Corp.
	245	3.13%, 04/03/2017 ■	257
	400	3.13%, 04/03/2017 §	420
		Shinhan Bank
	365	6.82%, 09/20/2036	389
			2,059
		Spain - 0.2%
		Cemex Espana Luxembourg
	260	9.25%, 05/12/2020 §	270

		Thailand - 0.6%
		Bangkok Bank PCL
	335	4.80%, 10/18/2020 §	368
		PTT Global Chemical PCL
	200	4.25%, 09/19/2022 ■	206
	200	4.25%, 09/19/2022 ⌂§	205
			779
		Turkey - 0.9%
		Akbank T.A.S
	385	3.88%, 10/24/2017 ■	385
		Turkiye Garanti Bankasi A.S
	410	5.25%, 09/13/2022 ■	424
		Turkiye Is Bankasi
	375	6.00%, 10/24/2022 ■	383
			1,192
		United Arab Emirates - 1.1%
		Abu Dhabi National Energy Co.
	200	5.88%, 12/13/2021 ■	238
	230	5.88%, 12/13/2021 §	274
		Dolphin Energy Ltd.
	200	5.50%, 12/15/2021 ■	232
		DP World Ltd.
	150	6.85%, 07/02/2037 §	164
		IPIC GMTN Ltd.
	250	5.00%, 11/15/2020 §	278
		MDC GMTN B.V
	200	5.50%, 04/20/2021 §	238
			1,424
		United Kingdom - 0.5%
		European Bank for Reconstruction & Development
ZAR	550	8.76%, 12/31/2020 ○	38
		Standard Bank plc
	300	8.13%, 12/02/2019	339
		Vedanta Resources plc
	270	9.50%, 07/18/2018 §	292
			669
		United States - 1.1%
		Cemex Finance LLC
	340	9.38%, 10/12/2022 ■	355
		International Bank for Reconstruction & Development
NGN	44,000	14.50%, 03/28/2013	280

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 32.4% - (continued)
		United States - 1.1% - (continued)
		Reliance Holdings USA, Inc.
	$250	4.50%, 10/19/2020 §	$264
	250	5.40%, 02/14/2022 §	278
		Tingyi (C.I.) Holding Corp.
	200	3.88%, 06/20/2017 §	212
			1,389
		Venezuela - 0.1%
		Petroleos de Venezuela S.A
	85	9.00%, 11/17/2021 §	70

		Total corporate bonds
		(cost $40,120)	$42,011

FOREIGN GOVERNMENT OBLIGATIONS - 57.8%
		Brazil - 2.3%
		Brazil (Republic of)
BRL	1,954	6.00%, 08/15/2050 ◄	$1,325
BRL	3,190	10.00%, 01/01/2014 - 01/01/2021	1,655
			2,980
		Colombia - 3.6%
		Colombia (Republic of)
	925	4.25%, 05/17/2017 ■	984
COP	1,038,866	4.25%, 05/17/2017 ◄	617
COP	4,126,800	7.50%, 08/26/2026	2,490
	156	10.00%, 07/25/2024 ■	158
COP	575,200	11.00%, 07/24/2020	411
			4,660
		Ghana - 0.3%
		Ghana (Republic of)
	450	21.00%, 10/29/2015 ■○☼	450

		Greece - 1.2%
		Hellenic Republic
EUR	80	2.00%, 02/24/2030 Δ	24
EUR	5,323	2.00%, 02/24/2026 - 02/24/2042	1,514
			1,538

		Hungary - 7.0%
		Hungary (Republic of)
HUF	418,700	5.50%, 02/12/2014 - 02/12/2016	1,891
HUF	146,760	6.50%, 06/24/2019	665
HUF	652,170	6.75%, 08/22/2014 - 11/24/2017	3,016
HUF	60,380	7.00%, 06/24/2022	277
HUF	294,100	7.50%, 10/24/2013 - 11/12/2020	1,372
HUF	312,330	7.75%, 08/24/2015	1,479
HUF	70,150	8.00%, 02/12/2015	333
			9,033
		Indonesia - 0.9%
		Indonesia (Republic of)
IDR	9,542,000	8.25%, 06/15/2032	1,184

		Israel - 2.2%
		Israel (Government of)
ILS	790	4.25%, 08/31/2016	216
ILS	235	5.00%, 01/31/2020	66
ILS	6,307	5.50%, 01/31/2022 - 01/31/2042	1,755
ILS	205	6.00%, 02/28/2019	61
ILS	2,691	6.25%, 10/30/2026	811
			2,909

		Malaysia - 5.2%
		Malaysia (Government of)
MYR	596	3.42%, 08/15/2022	195
MYR	1,265	3.46%, 07/31/2013	417
MYR	3,869	3.74%, 02/27/2015	1,290
MYR	2,026	4.01%, 09/15/2017	688
MYR	1,815	4.16%, 07/15/2021	624
MYR	1,205	4.23%, 06/30/2031	415
MYR	2,983	4.24%, 02/07/2018	1,025
MYR	2,211	4.26%, 09/15/2016	755
MYR	1,551	4.38%, 11/29/2019	541
MYR	1,190	4.39%, 04/15/2026	422
MYR	1,084	5.09%, 04/30/2014	367
			6,739
		Mexico - 4.9%
		Mexican Bonos De Desarrollo
MXN	7,808	6.00%, 06/18/2015	610
MXN	3,954	7.50%, 06/03/2027	346
MXN	15,567	8.50%, 05/31/2029 - 11/18/2038 ╦	1,473
MXN	15,867	10.00%, 12/05/2024 - 11/20/2036	1,702
		Mexican Udibonos
MXN	4,275	4.00%, 11/15/2040 ◄	414
		United Mexican States
MXN	998	7.75%, 12/14/2017	85
MXN	18,159	8.00%, 12/19/2013 ╦	1,435
MXN	3,085	9.50%, 12/18/2014	257
			6,322
		Nigeria - 0.6%
		Nigeria Treasury Bond
	250	7.00%, 10/25/2019 ■	289
	491	16.00%, 07/02/2019 ■	539
			828
		Peru - 3.2%
		Peru (Republic of)
PEN	2,718	6.85%, 02/12/2042	1,276
PEN	1,384	8.20%, 08/12/2026	730
		Peru Bono Soberano
PEN	2,880	6.90%, 08/12/2037	1,361
PEN	223	6.95%, 08/12/2031	105
PEN	426	7.84%, 08/12/2020	203
PEN	856	8.60%, 08/12/2017	408
			4,083
		Philippines - 2.7%
		Philippines (Republic of)
PHP	11,360	4.63%, 07/05/2017	281
PHP	34,050	5.00%, 08/18/2018	854
PHP	25,890	5.75%, 10/20/2021	679
PHP	11,960	5.88%, 01/31/2018	312
PHP	2,925	6.38%, 01/19/2022	80
PHP	4,870	6.50%, 04/28/2021	134
PHP	14,620	7.38%, 03/03/2021	423
PHP	23,010	8.13%, 12/16/2035	717
			3,480

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 57.8% - (continued)
		Poland - 7.3%
		Poland (Republic of)
PLN	4,800	5.00%, 04/25/2016		$1,552
PLN	5,836	5.25%, 04/25/2013 - 10/25/2020		1,897
PLN	1,220	5.50%, 10/25/2019		410
PLN	14,376	5.75%, 04/25/2014 - 04/25/2029		4,853
PLN	2,075	6.25%, 10/24/2015		691
				9,403
		Russia - 3.2%
		Russia (Federation of)
RUB	75,000	7.85%, 03/10/2018 §		2,560
	1,600	8.15%, 02/03/2027 ■Δ		1,639
				4,199
		South Africa - 6.7%
		South Africa (Republic of)
ZAR	3,305	2.75%, 01/31/2022 ◄		437
ZAR	21,332	6.25%, 03/31/2036		1,900
ZAR	8,003	6.50%, 02/28/2041		723
ZAR	21,945	7.00%, 02/28/2031		2,221
ZAR	5,420	7.75%, 02/28/2023		652
ZAR	1,885	8.00%, 12/21/2018		238
ZAR	7,728	8.25%, 09/15/2017 ‡		981
ZAR	6,875	8.75%, 02/28/2048		792
ZAR	5,425	10.50%, 12/21/2026		773
				8,717
		South Korea - 1.4%
		Korea (Republic of)
KRW	1,267,340	3.50%, 03/10/2017 ╦		1,193
KRW	414,580	4.00%, 09/10/2015		392
KRW	195,180	5.25%, 09/10/2015		191
				1,776
		Turkey - 5.1%
		Turkey (Republic of)
TRY	2,593	2.50%, 05/04/2016 ◄		1,541
TRY	2,828	3.00%, 02/23/2022 ◄		1,745
TRY	3,747	4.00%, 04/29/2015 - 04/01/2020 ◄		2,347
TRY	1,188	4.50%, 02/11/2015 ◄		727
TRY	305	9.00%, 01/27/2016		179
				6,539

		Total foreign government obligations
		(cost $72,324)		$74,840

		Total long-term investments
		(cost $112,444)		$116,851

SHORT-TERM INVESTMENTS - 6.8%
		Repurchase Agreements - 6.8%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $1,578,
collateralized by FHLMC 2.46% -
4.50%, 2040 - 2042, FNMA 2.40% -
		3.50%, 2027 - 2042, value of $1,609)
	$1,578	0.30%, 10/31/2012		$1,578
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $642, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S.
Treasury Note 0.63%, 2017, value of
		$655)
	642	0.25%, 10/31/2012		642
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,105, collateralized by FNMA 2.50%, 2027, value of $1,127)
	1,105	0.35%, 10/31/2012		1,105
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $420, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $428)
	420	0.35%, 10/31/2012		420
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,949, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $1,986)
	1,949	0.28%, 10/31/2012		1,949
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $2,471, collateralized by
FFCB 0.23% - 5.70%, 2013 - 2020,
FHLB 0.07% - 6.70%, 2012 - 2021,
FHLMC 0.09% - 6.00%, 2012 - 2042,
FNMA 0.22% - 6.63%, 2013 - 2042,
		value of $2,520)
	2,470	0.25%, 10/31/2012		2,470
		UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $11, collateralized by U.S. Treasury Note 8.13%, 2019, value of $11)
	11	0.25%, 10/31/2012		11
		UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $573, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $584)
	573	0.30%, 10/31/2012		573
				8,748
		Total short-term investments
		(cost $8,748)		$8,748

		Total investments
		(cost $121,192) ▲	97.0%	$125,599
		Other assets and liabilities	3.0%	3,862
		Total net assets	100.0%	$129,461

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $121,196 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,047
Unrealized Depreciation	(644)
Net Unrealized Appreciation	$4,403

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $13,200, which represents 10.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $26,749, which represents 20.7% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2012	$250	Israel Electric Corp. Ltd., 7.75%, 12/15/2027 - Reg S	$265
09/2012	200	Itau Unibanco Holding S.A., 6.20%, 12/21/2021 - Reg S	215
10/2012	200	Mexichem S.A.B. de C.V., 4.88%, 09/19/2022 - Reg S	212
10/2012	200	PTT Global Chemical PCL, 4.25%, 09/19/2022 - Reg S	206
10/2012	200	Sino Ltd., 3.25%, 09/21/2017 - Reg S	202

At October 31, 2012, the aggregate value of these securities was $1,114, which represents 0.9% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $450 at October 31, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $310 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $571, held on behalf of the Fund at the custody bank, were received from broker(s) as collateral in connection with swap contracts.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ARS	Sell	08/30/2013	BOA	$47	$46	$1
ARS	Sell	08/30/2013	BOA	413	423	(10)
AUD	Buy	12/19/2012	CSFB	134	134	–
AUD	Sell	12/19/2012	BCLY	1,279	1,261	18
AUD	Sell	12/19/2012	BOA	71	72	(1)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Sell	12/19/2012	JPM	$620	$620	$–
AUD	Sell	12/19/2012	WEST	696	698	(2)
BRL	Buy	11/14/2012	BCLY	396	400	4
BRL	Buy	11/14/2012	BOA	71	71	–
BRL	Buy	12/04/2012	BOA	121	120	(1)
BRL	Buy	12/04/2012	CBK	140	140	–
BRL	Buy	11/05/2012	GSC	170	170	–
BRL	Buy	12/04/2012	GSC	112	113	1
BRL	Buy	12/04/2012	JPM	213	213	–
BRL	Buy	12/19/2012	JPM	200	200	–
BRL	Buy	11/05/2012	MSC	170	170	–
BRL	Buy	12/04/2012	MSC	7,947	8,100	153
BRL	Buy	12/04/2012	MSC	169	169	–
BRL	Buy	11/09/2012	UBS	721	730	9
BRL	Buy	12/04/2012	UBS	485	488	3
BRL	Sell	11/05/2012	GSC	170	170	–
BRL	Sell	12/19/2012	GSC	95	95	–
BRL	Sell	11/05/2012	MSC	170	170	–
BRL	Sell	12/04/2012	MSC	1,860	1,896	(36)
CAD	Buy	12/19/2012	CSFB	609	610	1
CAD	Sell	12/19/2012	CBK	82	80	2
CAD	Sell	12/19/2012	JPM	241	240	1
CAD	Sell	12/19/2012	RBC	2,269	2,200	69
CLP	Buy	12/19/2012	UBS	222	221	(1)
CLP	Buy	06/06/2013	UBS	5,293	5,325	32
CLP	Buy	10/22/2013	UBS	5,351	5,285	(66)
CLP	Sell	12/19/2012	BOA	1,266	1,250	16
CLP	Sell	12/06/2012	UBS	5,406	5,454	(48)
CLP	Sell	12/19/2012	UBS	1,190	1,185	5
CLP	Sell	04/22/2013	UBS	5,461	5,400	61
CNY	Buy	12/05/2012	JPM	4,658	4,684	26
CNY	Buy	12/19/2012	JPM	2,157	2,184	27
CNY	Buy	11/14/2014	JPM	2,549	2,554	5
CNY	Sell	12/05/2012	BCLY	4,506	4,589	(83)
CNY	Sell	11/14/2014	DEUT	823	803	20
CNY	Sell	12/05/2012	JPM	95	96	(1)
CNY	Sell	12/19/2012	JPM	2,164	2,185	(21)
CNY	Sell	11/14/2014	JPM	1,800	1,751	49
COP	Buy	12/19/2012	CBK	3,614	3,571	(43)
COP	Buy	12/19/2012	CSFB	254	252	(2)
COP	Buy	12/19/2012	GSC	91	90	(1)
COP	Buy	12/19/2012	UBS	1,555	1,552	(3)
COP	Sell	12/19/2012	BNP	417	411	6
COP	Sell	11/09/2012	BOA	229	226	3
COP	Sell	12/19/2012	BOA	425	418	7
COP	Sell	12/19/2012	CBK	5,619	5,552	67
COP	Sell	12/19/2012	CSFB	95	94	1
COP	Sell	11/14/2012	UBS	406	402	4
COP	Sell	12/19/2012	UBS	182	179	3
CZK	Buy	12/19/2012	BNP	89	86	(3)
CZK	Sell	12/19/2012	BNP	1,053	1,015	38
CZK	Sell	12/19/2012	BOA	72	72	–
EGP	Buy	01/22/2013	CBK	753	752	(1)
EGP	Buy	12/11/2012	JPM	433	486	53
EUR	Buy	12/19/2012	CBK	79	78	(1)
EUR	Buy	12/19/2012	DEUT	135	135	–
EUR	Buy	11/21/2012	JPM	717	752	35
EUR	Buy	12/19/2012	JPM	4,616	4,615	(1)

The accompanying notes are an integral part of these financial statements.

12

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	12/19/2012	BCLY	$43	$43	$–
EUR	Sell	11/30/2012	BNP	96	96	–
EUR	Sell	12/19/2012	CBK	2,165	2,161	4
EUR	Sell	02/07/2013	CBK	679	662	17
EUR	Sell	05/06/2013	CBK	665	660	5
EUR	Sell	05/06/2013	CBK	364	370	(6)
EUR	Sell	08/13/2013	CBK	470	488	(18)
EUR	Sell	12/19/2012	DEUT	1,138	1,141	(3)
EUR	Sell	12/19/2012	GSC	73	73	–
EUR	Sell	11/09/2012	JPM	645	674	(29)
EUR	Sell	12/19/2012	JPM	208	208	–
EUR	Sell	12/19/2012	UBS	2,312	2,315	(3)
GBP	Buy	12/19/2012	CSFB	178	177	(1)
GBP	Sell	12/19/2012	DEUT	178	177	1
HRK	Sell	12/19/2012	JPM	1,215	1,200	15
HRK	Sell	12/19/2012	JPM	74	74	–
HUF	Buy	12/19/2012	BCLY	92	92	–
HUF	Buy	12/19/2012	CSFB	59	60	1
HUF	Buy	12/19/2012	DEUT	841	833	(8)
HUF	Buy	12/19/2012	GSC	193	193	–
HUF	Buy	12/19/2012	GSC	842	833	(9)
HUF	Buy	12/19/2012	JPM	126	124	(2)
HUF	Buy	12/19/2012	UBS	1,336	1,334	(2)
HUF	Sell	12/19/2012	BOA	384	389	(5)
HUF	Sell	12/19/2012	DEUT	2,846	2,826	20
HUF	Sell	12/19/2012	GSC	2,242	2,218	24
HUF	Sell	11/30/2012	JPM	410	407	3
HUF	Sell	10/29/2013	JPM	781	769	12
IDR	Buy	11/21/2012	BOA	240	240	–
IDR	Buy	12/19/2012	BOA	251	252	1
IDR	Buy	12/19/2012	DEUT	1,710	1,689	(21)
IDR	Buy	11/21/2012	GSC	115	114	(1)
IDR	Buy	12/19/2012	JPM	553	554	1
IDR	Buy	12/19/2012	JPM	141	141	–
IDR	Buy	11/21/2012	SCB	204	205	1
IDR	Buy	11/21/2012	SCB	500	500	–
IDR	Buy	11/21/2012	UBS	7,755	7,721	(34)
IDR	Buy	12/19/2012	UBS	524	526	2
IDR	Sell	12/19/2012	DEUT	1,108	1,110	(2)
IDR	Sell	12/05/2012	JPM	201	203	(2)
IDR	Sell	12/19/2012	UBS	391	393	(2)
ILS	Buy	11/01/2012	SSG	5	5	–
ILS	Sell	12/19/2012	BCLY	406	409	(3)
ILS	Sell	12/19/2012	GSC	2,650	2,665	(15)
ILS	Sell	12/19/2012	JPM	89	87	2
INR	Buy	12/19/2012	BCLY	599	601	2
INR	Buy	12/19/2012	BCLY	1,931	1,910	(21)
INR	Buy	12/19/2012	DEUT	91	89	(2)
INR	Buy	12/19/2012	JPM	140	139	(1)
INR	Sell	12/19/2012	DEUT	219	215	4
ISN	Buy	02/07/2013	CBK	716	676	(40)
ISN	Buy	05/06/2013	CBK	903	929	26
ISN	Buy	05/06/2013	CBK	133	132	(1)
ISN	Buy	08/13/2013	CBK	485	508	23
JPY	Buy	12/19/2012	SCB	623	624	1
JPY	Buy	12/19/2012	WEST	437	431	(6)
JPY	Sell	12/19/2012	JPM	232	231	1
JPY	Sell	12/19/2012	WEST	2,154	2,096	58

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
KRW	Buy	12/20/2012	JPM	$258	$268	$10
KRW	Sell	12/20/2012	BCLY	271	277	(6)
KRW	Sell	12/20/2012	JPM	1,533	1,590	(57)
KZT	Sell	11/20/2012	CBK	1,046	1,043	3
KZT	Sell	11/20/2012	CSFB	62	62	–
KZT	Sell	11/20/2012	JPM	75	75	–
KZT	Sell	11/20/2012	JPM	90	90	–
MAD	Sell	01/22/2013	BCLY	93	93	–
MAD	Sell	12/06/2012	CBK	117	117	–
MAD	Sell	12/06/2012	CBK	234	238	(4)
MAD	Sell	01/22/2013	CBK	115	115	–
MAD	Sell	01/22/2013	CBK	104	105	(1)
MAD	Sell	12/06/2012	JPM	320	329	(9)
MAD	Sell	01/22/2013	JPM	106	106	–
MAD	Sell	01/22/2013	JPM	162	163	(1)
MXN	Buy	12/19/2012	BOA	119	117	(2)
MXN	Buy	12/19/2012	CBK	287	283	(4)
MXN	Buy	12/19/2012	CSFB	265	264	(1)
MXN	Buy	11/01/2012	JPM	–	–	–
MXN	Buy	12/19/2012	JPM	9,547	9,537	(10)
MXN	Buy	12/19/2012	RBC	316	311	(5)
MXN	Buy	12/19/2012	UBS	384	378	(6)
MXN	Sell	12/19/2012	BCLY	3	3	–
MXN	Sell	12/19/2012	JPM	2,901	2,889	12
MXN	Sell	12/19/2012	MSC	213	210	3
MXN	Sell	12/19/2012	RBC	420	413	7
MYR	Buy	12/19/2012	BCLY	144	144	–
MYR	Buy	12/19/2012	BOA	163	164	1
MYR	Buy	12/19/2012	DEUT	218	219	1
MYR	Buy	12/19/2012	JPM	244	246	2
MYR	Buy	12/19/2012	UBS	8,142	8,248	106
MYR	Buy	11/01/2012	WEST	686	712	26
MYR	Buy	12/19/2012	WEST	707	710	3
MYR	Sell	12/19/2012	CSFB	459	461	(2)
MYR	Sell	11/30/2012	JPM	699	701	(2)
MYR	Sell	12/19/2012	UBS	2,572	2,606	(34)
MYR	Sell	11/01/2012	WEST	708	712	(4)
NGN	Sell	12/19/2012	JPM	495	502	(7)
NOK	Buy	12/19/2012	JPM	88	88	–
NOK	Buy	12/19/2012	UBS	2,258	2,281	23
NOK	Sell	12/19/2012	CSFB	550	557	(7)
NOK	Sell	12/19/2012	JPM	550	557	(7)
NZD	Sell	12/19/2012	BOA	747	750	(3)
NZD	Sell	12/19/2012	CBA	1,140	1,143	(3)
PEN	Buy	12/19/2012	BNP	117	117	–
PEN	Buy	12/19/2012	BOA	134	134	–
PEN	Buy	12/19/2012	BOA	72	71	(1)
PEN	Buy	12/19/2012	CBK	3,278	3,306	28
PEN	Buy	12/19/2012	SSG	80	80	–
PEN	Sell	12/19/2012	CBK	2,407	2,427	(20)
PEN	Sell	12/19/2012	CSFB	442	444	(2)
PEN	Sell	12/19/2012	JPM	137	138	(1)
PEN	Sell	12/19/2012	SSG	693	696	(3)
PHP	Buy	12/19/2012	UBS	78	79	1
PHP	Sell	07/03/2013	CBK	76	78	(2)
PHP	Sell	08/06/2013	DEUT	1,113	1,132	(19)
PHP	Sell	12/19/2012	GSC	1,782	1,784	(2)
PHP	Sell	12/19/2012	JPM	140	140	–

The accompanying notes are an integral part of these financial statements.

14

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
PHP	Sell	07/03/2013	JPM	$1,003	$1,028	$(25)
PHP	Sell	08/06/2013	JPM	300	306	(6)
PHP	Sell	12/19/2012	SCB	194	197	(3)
PHP	Sell	07/03/2013	SCB	840	863	(23)
PLN	Buy	12/19/2012	BNP	8,048	7,881	(167)
PLN	Buy	12/19/2012	CBK	205	207	2
PLN	Buy	12/19/2012	CSFB	316	315	(1)
PLN	Buy	12/19/2012	DEUT	243	241	(2)
PLN	Buy	12/19/2012	JPM	445	439	(6)
PLN	Sell	12/19/2012	BNP	4,387	4,287	100
PLN	Sell	12/19/2012	BNP	223	223	–
PLN	Sell	12/19/2012	CBK	608	608	–
PLN	Sell	12/19/2012	MSC	850	844	6
RON	Sell	11/21/2012	BOA	71	71	–
RON	Sell	11/21/2012	JPM	1,152	1,198	(46)
RUB	Buy	11/21/2012	BOA	120	119	(1)
RUB	Buy	12/19/2012	BOA	58	58	–
RUB	Buy	12/19/2012	CBK	6,424	6,328	(96)
RUB	Buy	11/21/2012	CSFB	653	671	18
RUB	Buy	12/19/2012	CSFB	565	563	(2)
RUB	Buy	12/19/2012	JPM	410	405	(5)
RUB	Buy	12/19/2012	UBS	80	80	–
RUB	Sell	12/19/2012	JPM	1,569	1,541	28
RUB	Sell	12/19/2012	JPM	1,589	1,591	(2)
SGD	Sell	12/19/2012	DEUT	118	119	(1)
SGD	Sell	12/19/2012	GSC	918	918	–
SGD	Sell	12/19/2012	JPM	236	237	(1)
THB	Buy	12/19/2012	BOA	119	119	–
THB	Buy	12/19/2012	CBK	3,362	3,410	48
THB	Buy	11/07/2012	JPM	1,363	1,404	41
THB	Buy	12/19/2012	JPM	287	287	–
THB	Buy	12/19/2012	JPM	3,851	3,849	(2)
TND	Buy	01/22/2013	BCLY	105	104	(1)
TND	Buy	12/06/2012	CBK	234	237	3
TND	Buy	12/06/2012	CBK	116	116	–
TND	Buy	01/22/2013	CBK	103	104	1
TND	Buy	01/22/2013	CBK	115	114	(1)
TND	Buy	12/06/2012	JPM	320	326	6
TND	Buy	01/22/2013	JPM	262	262	–
TRY	Buy	12/19/2012	BOA	7,178	7,224	46
TRY	Buy	11/30/2012	CBK	44	44	–
TRY	Buy	12/19/2012	CBK	115	116	1
TRY	Buy	06/04/2013	DEUT	1,967	2,144	177
TRY	Buy	12/19/2012	JPM	217	219	2
TRY	Buy	12/19/2012	UBS	344	347	3
TRY	Sell	12/19/2012	BNP	168	169	(1)
TRY	Sell	12/19/2012	BOA	1,956	1,969	(13)
TRY	Sell	11/02/2012	CBK	44	44	–
TRY	Sell	12/19/2012	CBK	201	202	(1)
TRY	Sell	12/19/2012	MSC	418	423	(5)
ZAR	Buy	12/19/2012	CSFB	456	444	(12)
ZAR	Buy	12/19/2012	GSC	5,015	4,794	(221)
ZAR	Buy	12/19/2012	JPM	950	942	(8)
ZAR	Buy	12/19/2012	UBS	326	327	1
ZAR	Buy	12/19/2012	UBS	624	620	(4)
ZAR	Sell	12/19/2012	BNP	662	656	6
ZAR	Sell	12/19/2012	CSFB	295	282	13
ZAR	Sell	12/19/2012	DEUT	380	382	(2)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
ZAR	Sell	12/19/2012	GSC	$2,286	$2,185	$101
ZAR	Sell	12/19/2012	JPM	295	282	13
ZAR	Sell	12/19/2012	JPM	708	709	(1)
ZAR	Sell	12/19/2012	RBC	360	344	16
						$356

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
CDX.LATAM.CORP.18	GSC	$1,745	(5.00)%	12/20/17	$(145)	$(140)	$5
ITRX.CEEMEA.CORP.18	CBK	2,030	(1.00)%	12/20/17	137	138	1
Total					$(8)	$(2)	$6
Credit default swaps on single-name issues:
Buy protection:
China (People's Republic of)	BCLY	$580	(1.00)% / 0.65%	09/20/17	$12	$(10)	$(22)
China (People's Republic of)	BCLY	650	(1.00)% / 0.69%	12/20/17	(8)	(10)	(2)
China (People's Republic of)	BOA	465	(1.00)% / 0.69%	12/20/17	(6)	(8)	(2)
China (People's Republic of)	DEUT	1,166	(1.00)% / 0.65%	09/20/17	–	(20)	(20)
Malaysia (Government of)	DEUT	615	(1.00)% / 0.67%	06/20/17	13	(9)	(22)
Malaysia (Government of)	DEUT	58	(1.00)% / 0.71%	06/20/17	1	(1)	(2)
Total					$12	$(58)	$(70)
Sell protection:
China (People's Republic of)	BCLY	$650	1.00% / 0.19%	12/20/14	$11	$11	$–
China (People's Republic of)	BOA	451	1.00% / 0.19%	12/20/14	8	8	–
China (People's Republic of)	DEUT	1,100	1.00% / 0.18%	09/20/14	15	17	2
Indonesia (Republic of)	DEUT	310	1.00% / 1.15%	06/20/17	(22)	(2)	20
Indonesia (Republic of)	DEUT	42	1.00% / 1.24%	09/20/17	(1)	–	1
Philippines (Republic of)	DEUT	310	1.00% / 0.91%	06/20/17	(15)	1	16
Philippines (Republic of)	DEUT	33	1.00% / 0.97%	09/20/17	(1)	–	1
Total					$(5)	$35	$40
Total single name issues					$7	$(23)	$(30)
					$(1)	$(25)	$(24)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

16

Cross Currency Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount of Currency Received	Notional Amount of Currency Paid	Expiration Date (a)	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
DEUT	6.70% Fixed TRY	3M LIBOR USD	$206	$381	01/17/2022	$–	$(1)	$(1)
DEUT	6.80% Fixed TRY	3M LIBOR USD	415	765	01/17/2022	–	(2)	(2)
DEUT	6.85% Fixed TRY	3M LIBOR USD	209	384	01/17/2022	–	(2)	(2)
						$–	$(5)	$(5)

(a) At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency paid.

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	3.05% Fixed	KRW CD KSDA	KRW	1,085,714	09/06/22	–	4	4
BCLY	3.44% Fixed	KRW CD KSDA	KRW	264,538	07/03/22	–	(10)	(10)
BCLY	3.69% Fixed	KRW CD KSDA	KRW	99,625	08/12/31	–	(8)	(8)
BCLY	3M TELBOR	3.85% Fixed	ILS	3,969	10/03/22	–	10	10
BCLY	3M TELBOR	4.11% Fixed	ILS	1,680	02/02/22	–	17	17
BOA	BZDIOVRA	8.23% Fixed	BRL	7,941	01/02/15	–	43	43
BOA	BZDIOVRA	9.35% Fixed	BRL	2,226	01/04/21	–	45	45
DEUT	2.12% Fixed	6M CZK PRIBOR Reference Banks	CZK	3,095	10/06/21	–	(9)	(9)
DEUT	3.10% Fixed	KRW CD KSDA	KRW	1,003,708	08/31/32	–	–	–
DEUT	3.27% Fixed	KRW CD KSDA	KRW	7,547,086	08/23/22	–	(36)	(36)
DEUT	3.71% Fixed	KRW CD KSDA	KRW	275,100	11/03/31	–	(23)	(23)
DEUT	3.79% Fixed	KRW CD KSDA	KRW	598,543	04/03/22	–	(39)	(39)
DEUT	3M Malaysia IB Offer Rate	3.17% Fixed	MYR	3,624	07/11/17	–	(5)	(5)
DEUT	3M TELBOR	4.13% Fixed	ILS	1,680	02/02/22	–	18	18
DEUT	3M TELBOR	4.41% Fixed	ILS	1,415	05/04/22	–	22	22
DEUT	5.10% Fixed	MXIBTIIE	MXN	19,965	07/03/17	–	20	20
DEUT	5.10% Fixed	MXIBTIIE	MXN	19,558	07/06/17	–	19	19
DEUT	6M THBFIX	3.31% Fixed	THB	59,590	09/28/17	–	22	22
DEUT	7.38% Fixed	BZDIOVRA	BRL	15,653	07/01/13	–	(13)	(13)
DEUT	BZDIOVRA	10.11% Fixed	BRL	2,237	01/04/21	–	126	126
DEUT	BZDIOVRA	10.50% Fixed	BRL	333	01/02/17	–	18	18
DEUT	BZDIOVRA	10.55% Fixed	BRL	692	01/02/17	–	38	38
DEUT	BZDIOVRA	10.61% Fixed	BRL	347	01/02/17	–	20	20
DEUT	BZDIOVRA	10.66% Fixed	BRL	173	01/04/21	–	15	15
DEUT	KRW CD KSDA	2.65% Fixed	KRW	4,961,760	09/06/15	–	(9)	(9)
DEUT	KRW CD KSDA	2.73% Fixed	KRW	4,961,445	09/03/15	–	1	1
DEUT	MXIBTIIE	7.42% Fixed	MXN	1,085	10/03/31	–	7	7
GSC	1.77% Fixed	6M CZK PRIBOR Reference Banks	CZK	5,310	06/14/22	–	(6)	(6)
GSC	1.80% Fixed	6M CZK PRIBOR Reference Banks	CZK	11,125	04/06/17	–	(21)	(21)
GSC	1.99% Fixed	CLICP Camara	CLP	114,070	09/24/17	–	(1)	(1)
GSC	2.13% Fixed	CLICP Camara	CLP	120,660	09/10/17	–	1	1
GSC	2.13% Fixed	CLICP Camara	CLP	115,952	10/23/17	–	1	1
GSC	2.18% Fixed	6M CZK PRIBOR Reference Banks	CZK	27,050	06/08/22	–	(8)	(8)
GSC	2.23% Fixed	6M CZK PRIBOR Reference Banks	CZK	40,358	09/07/22	–	(12)	(12)
GSC	3M JIBAR	7.00% Fixed	ZAR	7,109	08/21/27	–	(30)	(30)
GSC	4.94% Fixed	MXIBTIIE	MXN	44,933	10/28/13	–	2	2
GSC	5.43% Fixed	CLICP Camara	CLP	364,765	09/05/22	–	10	10

The accompanying notes are an integral part of these financial statements.

17

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at October 31, 2012  - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GSC	5.44% Fixed	CLICP Camara	CLP	321,215	09/06/22	$–	$9	$9
GSC	6M WIBOR PLN	4.48% Fixed	PLN	3,135	08/10/22	–	8	8
GSC	6M WIBOR PLN	4.49% Fixed	PLN	3,132	08/10/22	–	9	9
GSC	6M WIBOR PLN	4.73% Fixed	PLN	1,771	06/20/17	–	13	13
GSC	BZDIOVRA	10.64% Fixed	BRL	2,177	01/02/17	–	36	36
GSC	BZDIOVRA	9.46% Fixed	BRL	2,720	01/03/23	–	65	65
GSC	CLICP Camara	5.02% Fixed	CLP	120,700	09/10/17	–	(1)	(1)
GSC	CLICP Camara	5.13% Fixed	CLP	124,860	10/23/17	–	–	–
GSC	CLICP Camara	5.16% Fixed	CLP	114,105	09/24/17	–	1	1
GSC	MXIBTIIE	6.76% Fixed	MXN	5,071	09/07/32	–	(1)	(1)
GSC	MXIBTIIE	7.45% Fixed	MXN	3,265	10/07/31	–	23	23
JPM	1.73% Fixed	6M CZK PRIBOR Reference Banks	CZK	13,830	06/08/22	–	(13)	(13)
JPM	1.77% Fixed	6M CZK PRIBOR Reference Banks	CZK	8,855	06/14/22	–	(10)	(10)
JPM	2.18% Fixed	6M CZK PRIBOR Reference Banks	CZK	12,640	08/21/22	–	(3)	(3)
JPM	2.23% Fixed	6M CZK PRIBOR Reference Banks	CZK	12,645	08/21/22	–	(4)	(4)
JPM	2.25% Fixed	6M CZK PRIBOR Reference Banks	CZK	18,965	08/21/22	–	(7)	(7)
JPM	2.30% Fixed	6M CZK PRIBOR Reference Banks	CZK	33,954	08/21/22	–	(17)	(17)
JPM	2.32% Fixed	6M CZK PRIBOR Reference Banks	CZK	6,940	08/21/22	–	(4)	(4)
JPM	2.34% fixed	6M CZK PRIBOR Reference Banks	CZK	15,650	05/21/22	–	(11)	(11)
JPM	2.39% Fixed	6M CZK PRIBOR Reference Banks	CZK	11,440	05/21/22	–	(10)	(10)
JPM	3M TELBOR	2.77% Fixed	ILS	3,280	08/14/17	–	6	6
JPM	3M TELBOR	2.78% Fixed	ILS	4,470	04/04/14	–	13	13
JPM	3M TELBOR	4.24% Fixed	ILS	625	01/02/22	–	8	8
JPM	3M TELBOR	4.43% Fixed	ILS	2,605	04/27/22	–	42	42
JPM	3M TELBOR	4.49% Fixed	ILS	1,240	09/23/21	–	23	23
JPM	4.13% Fixed	KRW CD KSDA	KRW	371,000	06/21/31	–	(52)	(52)
JPM	6M WIBOR PLN	4.53% Fixed	PLN	2,525	08/21/22	–	(1)	(1)
JPM	6M WIBOR PLN	4.58% Fixed	PLN	2,525	08/21/22	–	–	–
JPM	6M WIBOR PLN	4.60% Fixed	PLN	3,785	08/21/22	–	1	1
JPM	6M WIBOR PLN	4.64% Fixed	PLN	3,635	08/21/22	–	3	3
JPM	6M WIBOR PLN	4.67% Fixed	PLN	1,390	08/21/22	–	2	2
JPM	6M WIBOR PLN	4.87% Fixed	PLN	3,390	05/21/22	–	13	13
JPM	6M WIBOR PLN	4.89% Fixed	PLN	2,470	05/21/22	–	10	10
MSC	2.20% Fixed	6M CZK PRIBOR Reference Banks	CZK	7,090	01/02/22	–	(23)	(23)
MSC	2.23% Fixed	6M CZK PRIBOR Reference Banks	CZK	11,090	09/16/21	–	(37)	(37)
MSC	2.34% Fixed	6M CZK PRIBOR Reference Banks	CZK	6,335	09/16/21	–	(24)	(24)
MSC	2.58% Fixed	6M CZK PRIBOR Reference Banks	CZK	8,000	05/09/22	–	(10)	(10)
MSC	2.60% Fixed	6M CZK PRIBOR Reference Banks	CZK	34,520	05/09/22	–	(47)	(47)
MSC	3M TELBOR	2.72% Fixed	ILS	5,280	01/23/15	–	19	19
MSC	3M TELBOR	4.33% Fixed	ILS	510	02/10/22	–	7	7
						$–	$265	$265

* Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

18

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	EURO
GBP	British Pound
HRK	Croatian Kuna
HUF	Hungarian Forint
IDR	Indonesian New Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
ISN	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
KZT	Kazakhstani Tenge
MAD	Moroccan Dirham
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish New Zloty
RON	New Romanian Leu
RUB	New Ruble
SGD	Singapore Dollar
THB	Thai Baht
TND	Tunisia Dinar
TRY	Turkish New Lira
ZAR	South African Rand
ZMK	Zambian Kwacha

Index Abbreviations:
CDX.LATAM.CORP	Credit Derivatives Latin American Corporate
ITRX.CEEMEA.CORP	Markit iTraxx - Central and Eastern Europe, Middle East and Africa Corporate
JSE	Johannesburg Stock Exhange

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Offered Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
IB	International Bank
JIBAR	Johannesburg Interbank Agreed Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
PRIBOR	Prague Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
THBFIX	Thai Baht Interest Rate Fixing
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

19

The Hartford Emerging Markets Local Debt Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	42,011	–	41,223	788
Foreign Government Obligations	74,840	–	70,781	4,059
Short-Term Investments	8,748	–	8,748	–
Total	$125,599	$–	$120,752	$4,847
Credit Default Swaps *	46	–	46	–
Foreign Currency Contracts *	1,802	–	1,802	–
Interest Rate Swaps *	770	–	770	–
Total	$2,618	$–	$2,618	$–
Liabilities:
Credit Default Swaps *	70	–	70	–
Cross Currency Swaps *	5	–	5	–
Foreign Currency Contracts *	1,446	–	1,446	–
Interest Rate Swaps *	505	–	505	–
Total	$2,026	$–	$2,026	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Corporate Bonds and Foreign Government Obligations	$1,535	$(1)	$486	†	$36	$4,355	$(1,081)	$—	$(483)	$4,847
Short-Term Investments	130	(11)	5		1	1	(126)	—	—	—
Total	$1,665	$(12)	$491		$37	$4,356	$(1,207)	$—	$(483)	$4,847
Swaps‡	$3	$—	$—		$—	$—	$—	$—	$(3)	$—
Total	$3	$—	$—		$—	$—	$—	$—	$(3)	$—

Liabilities:
Swaps‡	$(17)	$—	$—		$—	$—	$—	$—	$17	$—
Total	$(17)	$—	$—		$—	$—	$—	$—	$17	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $491.
‡	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Emerging Markets Local Debt Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $121,192)	$125,599
Cash	1,563
Foreign currency on deposit with custodian (cost $748)	748
Unrealized appreciation on foreign currency contracts	1,802
Unrealized appreciation on swap contracts	816
Receivables:
Investment securities sold	398
Fund shares sold	2,227
Dividends and interest	1,945
Swap premiums paid	197
Other assets	70
Total assets	135,365
Liabilities:
Unrealized depreciation on foreign currency contracts	1,446
Unrealized depreciation on swap contracts	580
Payables:
Investment securities purchased	3,286
Fund shares redeemed	9
Investment management fees	28
Dividends	2
Administrative fees	—
Distribution fees	2
Collateral received from broker	310
Accrued expenses	29
Swap premiums received	198
Other liabilities	14
Total liabilities	5,904
Net assets	$129,461
Summary of Net Assets:
Capital stock and paid-in-capital	$124,117
Undistributed net investment income	17
Accumulated net realized gain	306
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	5,021
Net assets	$129,461

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.02/$10.49
Shares outstanding	2,039
Net assets	$20,430
Class C: Net asset value per share	$10.01
Shares outstanding	384
Net assets	$3,846
Class I: Net asset value per share	$10.01
Shares outstanding	2,364
Net assets	$23,655
Class R3: Net asset value per share	$10.01
Shares outstanding	211
Net assets	$2,112
Class R4: Net asset value per share	$10.01
Shares outstanding	209
Net assets	$2,094
Class R5: Net asset value per share	$10.01
Shares outstanding	210
Net assets	$2,103
Class Y: Net asset value per share	$9.98
Shares outstanding	7,536
Net assets	$75,221

The accompanying notes are an integral part of these financial statements.

21

The Hartford Emerging Markets Local Debt Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Interest	$4,461
Less: Foreign tax withheld	(28)
Total investment income	4,433

Expenses:
Investment management fees	846
Administrative services fees	9
Transfer agent fees	25
Distribution fees
Class A	40
Class C	37
Class R3	10
Class R4	5
Custodian fees	77
Accounting services fees	17
Registration and filing fees	143
Board of Directors' fees	2
Audit fees	12
Other expenses	16
Total expenses (before waivers)	1,239
Expense waivers	(350)
Total waivers	(350)
Total expenses, net	889
Net Investment Income	3,544
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	855
Net realized gain on swap contracts	540
Net realized loss on foreign currency contracts	(62)
Net realized loss on other foreign currency transactions	(344)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	989
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	5,723
Net unrealized appreciation of swap contracts	262
Net unrealized appreciation of foreign currency contracts	761
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	35
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	6,781
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,770
Net Increase in Net Assets Resulting from Operations	$11,314

The accompanying notes are an integral part of these financial statements.

22

The Hartford Emerging Markets Local Debt Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income	$3,544	$563
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	989	(1,493)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,781	(1,760)
Net Increase (Decrease) In Net Assets Resulting From Operations	11,314	(2,690)
Distributions to Shareholders:
From net investment income
Class A	(522)	(129)
Class C	(91)	(25)
Class I	(623)	(56)
Class R3	(56)	(19)
Class R4	(61)	(21)
Class R5	(67)	(24)
Class Y	(1,485)	(108)
Total from net investment income	(2,905)	(382)
From tax return of capital
Class A	—	(23)
Class C	—	(5)
Class I	—	(10)
Class R3	—	(4)
Class R4	—	(4)
Class R5	—	(4)
Class Y	—	(20)
Total from tax return of capital	—	(70)
Total distributions	(2,905)	(452)
Capital Share Transactions:
Class A	1,200	19,127
Class C	(608)	4,471
Class I	13,211	9,368
Class R3	61	2,044
Class R4	61	2,025
Class R5	67	2,028
Class Y	57,056	14,083
Net increase from capital share transactions	71,048	53,146
Net Increase In Net Assets	79,457	50,004
Net Assets:
Beginning of period	50,004	—
End of period	$129,461	$50,004
Undistributed (distribution in excess of) net investment income (loss)	$17	$105

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Emerging Markets Local Debt Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

24

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure,

25

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average)	Fair Value at October 31, 2012
Corporate Bonds:
Cost	Most recent trade price	Not Applicable	$788

Foreign Government Obligations:
Cost	Recent trade price	Not Applicable	450
Indicative market quotes(2)	Third party indicative quote methodologies can vary significantly	Not Applicable	3,609
Total			$4,847

(1)	Significant increases and decreases in these inputs may result in a significant change to the fair value.
(2)	For investments priced using indicative market quotes, those quotes represent the best available estimate of fair value as of October 31, 2012.

26

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. As of March 2012, dividends from net investment income are declared and paid monthly. Prior to March 2012, dividends were declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts

27

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

(“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to

28

the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Cross Currency Swap Contracts – The Fund may enter into cross currency swap contracts to gain or mitigate exposure on currency risk. Cross currency swap contracts involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rate terms in the two currencies at the inception of the contract. The terms of cross currency swap contracts may extend for many years. The Fund, as shown on the Schedule of Investments, had outstanding cross currency swaps as of October 31, 2012.

29

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

30

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,802	$—	$—	$—	$—	$1,802
Unrealized appreciation on swap contracts	770	—	46	—	—	—	816
Total	$770	$1,802	$46	$—	$—	$—	$2,618

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,446	$—	$—	$—	$—	$1,446
Unrealized depreciation on swap contracts	505	5	70	—	—	—	580
Total	$505	$1,451	$70	$—	$—	$—	$2,026

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$375	$—	$165	$—	$—	$—	$540
Net realized loss on foreign currency contracts	—	(62)	—	—	—	—	(62)
Total	$375	$(62)	$165	$—	$—	$—	$478

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$293	$(5)	$(26)	$—	$—	$—	$262
Net change in unrealized appreciation of foreign currency contracts	—	761	—	—	—	—	761
Total	$293	$756	$(26)	$—	$—	$—	$1,023

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a

31

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$2,903	$382
Tax Return of Capital	—	70

* Commenced operations on May 31, 2011.

32

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$330
Undistributed Long-Term Capital Gain	437
Unrealized Appreciation *	4,577
Total Accumulated Earnings	$5,344

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(727)
Accumulated Net Realized Gain (Loss)	727

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had no capital loss carryforwards for U.S. federal income tax purposes.

During the year ended October 31, 2012, the Fund utilized $1,172 of prior year short term capital loss carryforwards and $749 of prior year long term capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with

33

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $4.5 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

HIFSCO contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.90%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $30 and contingent deferred sales charges of $1 from the Fund. The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

34

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	628	31%
Class C	207	54
Class I	210	9
Class R3	208	99
Class R4	209	100
Class R5	210	100
Class Y	946	13

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$137,809
Sales Proceeds Excluding U.S. Government Obligations	68,475

35

The Hartford Emerging Markets Local Debt Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the period May 31, 2011, (commencement of operations) through October 31, 2011:

	For the Year Ended October 31, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,043	55	(995)	—	103	2,311	15	(390)	—	1,936
Amount	$10,018	$516	$(9,334)	$—	$1,200	$22,652	$145	$(3,670)	$—	$19,127
Class C
Shares	57	10	(135)	—	(68)	465	3	(16)	—	452
Amount	$542	$90	$(1,240)	$—	$(608)	$4,593	$30	$(152)	$—	$4,471
Class I
Shares	1,711	66	(377)	—	1,400	1,306	7	(349)	—	964
Amount	$16,172	$623	$(3,584)	$—	$13,211	$12,375	$66	$(3,073)	$—	$9,368
Class R3
Shares	1	6	—	—	7	202	2	—	—	204
Amount	$5	$56	$—	$—	$61	$2,021	$23	$—	$—	$2,044
Class R4
Shares	—	6	—	—	6	200	3	—	—	203
Amount	$—	$61	$—	$—	$61	$2,000	$25	$—	$—	$2,025
Class R5
Shares	—	7	—	—	7	200	3	—	—	203
Amount	$—	$67	$—	$—	$67	$2,000	$28	$—	$—	$2,028
Class Y
Shares	6,404	156	(479)	—	6,081	1,442	13	—	—	1,455
Amount	$59,837	$1,485	$(4,266)	$—	$57,056	$13,955	$128	$—	$—	$14,083
Total
Shares	9,216	306	(1,986)	—	7,536	6,126	46	(755)	—	5,417
Amount	$86,574	$2,898	$(18,424)	$—	$71,048	$59,596	$445	$(6,895)	$—	$53,146

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

36

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

37

The Hartford Emerging Markets Local Debt Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (D)
A	$9.24	$0.37	$0.71	$1.08	$(0.30)	$–	$–	$(0.30)	$10.02
C	9.24	0.30	0.70	1.00	(0.23)	–	–	(0.23)	10.01
I	9.23	0.40	0.71	1.11	(0.33)	–	–	(0.33)	10.01
R3	9.24	0.34	0.70	1.04	(0.27)	–	–	(0.27)	10.01
R4	9.24	0.37	0.70	1.07	(0.30)	–	–	(0.30)	10.01
R5	9.24	0.40	0.70	1.10	(0.33)	–	–	(0.33)	10.01
Y	9.21	0.41	0.69	1.10	(0.33)	–	–	(0.33)	9.98

From May 31, 2011 (commencement of operations), through October 31, 2011
A(E)	10.00	0.01	(0.77)	(0.76)	0.02	–	(0.02)	–	9.24
C(E)	10.00	0.11	(0.77)	(0.66)	(0.08)	–	(0.02)	(0.10)	9.24
I(E)	10.00	0.14	(0.77)	(0.63)	(0.12)	–	(0.02)	(0.14)	9.23
R3(E)	10.00	0.14	(0.79)	(0.65)	(0.09)	–	(0.02)	(0.11)	9.24
R4(E)	10.00	0.15	(0.78)	(0.63)	(0.11)	–	(0.02)	(0.13)	9.24
R5(E)	10.00	0.16	(0.78)	(0.62)	(0.12)	–	(0.02)	(0.14)	9.24
Y(E)	10.00	0.15	(0.80)	(0.65)	(0.12)	–	(0.02)	(0.14)	9.21

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Commenced operations on May 31, 2011.
(F)	Not annualized.
(G)	Annualized.

38

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(C)

11.96%	$20,430	1.65%	1.24%	3.96%	99%
11.03	3,846	2.38	1.97	3.22	–
12.28	23,655	1.37	0.96	4.27	–
11.48	2,112	2.02	1.55	3.65	–
11.81	2,094	1.72	1.25	3.95	–
12.15	2,103	1.42	0.95	4.25	–
12.25	75,221	1.31	0.90	4.37	–

(6.37) (F)	17,895	1.66(G)	1.20(G)	3.77(G)	61
(6.64) (F)	4,178	2.40(G)	1.94(G)	3.00(G)	–
(6.37) (F)	8,900	1.52(G)	1.00(G)	3.86(G)	–
(6.50) (F)	1,888	2.05(G)	1.55(G)	3.48(G)	–
(6.39) (F)	1,872	1.75(G)	1.25(G)	3.78(G)	–
(6.28) (F)	1,874	1.45(G)	0.95(G)	4.08(G)	–
(6.56) (F)	13,397	1.36(G)	0.90(G)	4.13(G)	–

39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Local Debt Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Local Debt Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

40

The Hartford Emerging Markets Local Debt Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

41

The Hartford Emerging Markets Local Debt Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

42

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

The Hartford Emerging Markets Local Debt Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

44

The Hartford Emerging Markets Local Debt Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,059.44	$6.57	$1,000.00	$1,018.75	$6.44	1.25%	184	366
Class C	$1,000.00	$1,055.66	$10.23	$1,000.00	$1,015.18	$10.03	1.98	184	366
Class I	$1,000.00	$1,060.98	$5.03	$1,000.00	$1,020.26	$4.93	0.97	184	366
Class R3	$1,000.00	$1,057.82	$8.02	$1,000.00	$1,017.34	$7.86	1.55	184	366
Class R4	$1,000.00	$1,059.42	$6.47	$1,000.00	$1,018.85	$6.34	1.25	184	366
Class R5	$1,000.00	$1,059.92	$4.92	$1,000.00	$1,020.36	$4.82	0.95	184	366
Class Y	$1,000.00	$1,060.38	$4.66	$1,000.00	$1,020.61	$4.57	0.90	184	366

45

The Hartford Emerging Markets Local Debt Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Emerging Markets Local Debt Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

46

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has a limited performance history.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

47

The Hartford Emerging Markets Local Debt Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

48

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

49

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-EMLD12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Emerging Markets Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Emerging Markets Research Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at October 31, 2012	5
Investment Valuation Hierarchy Level Summary at October 31, 2012	9
Statement of Assets and Liabilities at October 31, 2012	10
Statement of Operations for the Year Ended October 31, 2012	11
Statement of Changes in Net Assets for the Year Ended October 31, 2012, and for the Period May 31, 2011, (commencement of operations) through October 31, 2011	12
Notes to Financial Statements	13
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	28
Directors and Officers (Unaudited)	29
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	31
Quarterly Portfolio Holdings Information (Unaudited)	31
Federal Tax Information (Unaudited)	32
Expense Example (Unaudited)	33
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	34

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Research Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/31/11 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Emerging Markets Research A#	2.59%	-11.30%
Emerging Markets Research A##	-3.05%	-14.76%
Emerging Markets Research C#	1.71%	-11.98%
Emerging Markets Research C##	0.71%	-11.98%
Emerging Markets Research I#	2.88%	-11.04%
Emerging Markets Research R3#	2.19%	-11.61%
Emerging Markets Research R4#	2.55%	-11.32%
Emerging Markets Research R5#	2.85%	-11.06%
Emerging Markets Research Y#	3.01%	-10.97%
MSCI Emerging Markets Index	2.98%	-7.81%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Class C reflects a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Research Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Cheryl M. Duckworth, CFA
Senior Vice President and Associate Director of Global Industry Research

How did the Fund perform?

The Class A shares of The Hartford Emerging Markets Research Fund returned 2.59%, before sales charge, for the twelve-month period ended October 31, 2012, modestly underperforming its benchmark, the MSCI Emerging Markets Index, which returned 2.98% for the same period. The Fund also trailed the average return of 3.16% in Lipper’s Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period. Within the benchmark, seven of ten sectors posted positive returns for the period. Health Care (+20%), Consumer Staples (+18%), and Information Technology (+14%) led the index higher while Materials (-10%), Energy

(-6%), and Industrials (-1%) declined.

The Fund’s underperformance relative to the MSCI Emerging Markets Index was driven primarily by weak stock selection in the Information Technology, Energy, and Telecommunication Services sectors. This was partially offset by strong selection in the Utilities, Materials, and Consumer Discretionary sectors.

YPF (Energy), Spreadtrum Communications (Information Technology), and Reliance Industries (Energy) were the top detractors from benchmark-relative performance during the period. Shares of YPF, an energy company based in Argentina, declined during the period as the company was nationalized by the government of Argentina, ousting Spanish owner Repsol YPF after a dispute over slumping oil output and investments. We eliminated our position following this development. Shares of Spreadtrum Communications, China's leading supplier of handset baseband chips for the mobile phone market, declined amid questions of product competitiveness and pricing. We eliminated the position during the period. Reliance Industries is an India-based company that operates through three business segments: petrochemicals, refining, and oil and gas. Shares declined after the government requested a fresh estimate of gas reserves and a new cost assessment for developing new discoveries, further delaying the $1.5 billion plan to raise daily gas output. HTC (Information Technology) also detracted from the Fund’s absolute performance.

Top contributors to the Fund’s relative performance were SABESP (Utilities), Bank of Ayudhya (Financials), and UMW Holdings Berhad (Consumer Discretionary). Shares of SABESP, the water utility for the state of Sao Paolo, Brazil, rose to a record high as the company maintained a steady cash flow during the period even as the Brazilian economy slowed. Bank of Ayudhya is the fifth largest bank in Thailand and the number one consumer finance lender. We purchased this stock early in the period when Thailand bank stocks were under pressure due to worries about the economic dislocation from flooding in the country. These worries abated later in the period and the stock price rose sharply. UMW Holdings Berhad trades and manufactures light and heavy equipment for the industrial, construction, and agricultural sectors. Shares rose as the company’s first quarter 2012 earnings grew 45% compared to the prior year, with a better showing from all business segments within the company. Samsung Electronics (Information Technology) also contributed positively to the Fund’s absolute performance.

What is the outlook?

As we enter into the fifth year of recovery since the global financial crisis, we believe the deleveraging process is more advanced than may be generally perceived. Although it is likely that further deleveraging will need to take place within the banking systems of peripheral European countries, we have seen a great deal of progress made in the eurozone area’s banking system which we believe, in aggregate, is close to being self-funded. Following continued economic decline in the latter half of the period, we expect better growth momentum in the eurozone area and, in general, a more stable and diversified global macroeconomic environment starting in

3

The Hartford Emerging Markets Research Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

2013. Some of the increase in macroeconomic stability should be attributed to China and other emerging markets, which have steadily gained share in the global economy while the developed world has delevered. Wage increases and credit expansion are fueling an increase in domestic consumption in many emerging markets. We also see initial signs that policy initiatives to spur growth in Brazil’s industrial sector are beginning to gain traction. We do, however, see increased regulatory interventions throughout the emerging world and these can impact profitability of certain sectors.

Diversification by Industry
as of October 31, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	3.1%
Banks (Financials)	17.0
Capital Goods (Industrials)	1.7
Consumer Durables and Apparel (Consumer Discretionary)	0.8
Consumer Services (Consumer Discretionary)	0.5
Diversified Financials (Financials)	1.1
Energy (Energy)	18.1
Food and Staples Retailing (Consumer Staples)	0.9
Food, Beverage and Tobacco (Consumer Staples)	4.9
Health Care Equipment and Services (Health Care)	0.3
Household and Personal Products (Consumer Staples)	2.0
Insurance (Financials)	4.5
Materials (Materials)	12.7
Other Investment Pools and Funds (Financials)	1.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	0.9
Real Estate (Financials)	2.1
Retailing (Consumer Discretionary)	2.0
Semiconductors and Semiconductor Equipment (Information Technology)	9.0
Software and Services (Information Technology)	2.0
Technology Hardware and Equipment (Information Technology)	3.3
Telecommunication Services (Services)	7.6
Transportation (Industrials)	0.1
Utilities (Utilities)	3.8
Short-Term Investments	0.7
Other Assets and Liabilities	(0.1)
Total	100.0%

Currency Concentration of Securities

as of October 31, 2012

Percentage of
Description	Net Assets
Australian Dollar	2.7%
Brazilian Real	6.7
British Pound	0.2
Canadian Dollar	2.0
Chilean Peso	0.5
Czech Koruna	0.6
Hong Kong Dollar	27.4
Indian Rupee	8.9
Indonesian New Rupiah	0.6
Kenyan Shilling	0.3
Malaysian Ringgit	3.6
Mexican New Peso	0.6
Nigerian Naira	0.7
Philippine Peso	1.9
Polish New Zloty	1.1
Republic of Korea Won	14.0
South African Rand	3.1
Sri Lankan Rupee	0.2
Taiwanese Dollar	8.0
Thai Baht	5.4
Turkish New Lira	2.1
United States Dollar	9.5
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Emerging Markets Research Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5%
	Australia - 3.4%
461	CGA Mining Ltd. ●	$1,399
1,858	Perseus Mining Ltd. ●	4,987
		6,386
	Brazil - 7.7%
229	Banco Santander Brasil S.A.	1,559
61	BR Malls Participacoes S.A.	799
155	Braskem S.A.	1,027
24	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,991
10	Cia. Hering	234
10	Localiza Rent a Car S.A.	179
23	Lojas Americanas S.A.	191
666	Petroleo Brasileiro S.A.	6,817
120	Souza Cruz S.A.	1,567
		14,364
	Canada - 1.3%
259	Continental Gold Ltd. ●	2,462

	Chile - 0.5%
85	S.A.C.I. Falabella	869

	China - 12.5%
4,960	China Construction Bank	3,719
1,163	China Pacific Insurance Co., Ltd.	3,627
1,509	China Shenhua Energy Co., Ltd.	6,392
428	Dongfeng Motor Group Co., Ltd.	529
2,300	Greatview Aseptic Packaging Co., Ltd.	1,203
4,990	Industrial & Commercial Bank of China Ltd.	3,286
396	Shandong Weigao Group Medical Polymer Co., Ltd.	534
245	Stella International Holdings Ltd.	643
77	Tencent Holdings Ltd.	2,708
546	ZTE Corp.	765
		23,406
	Czech Republic - 0.6%
5	Komercni Banka A.S.	1,093

	Hong Kong - 14.9%
168	Agile Property Holdings Ltd.	190
5,412	AMVIG Holdings Ltd.	1,603
128	ASM Pacific Technology Ltd.	1,421
655	China Medical System Holdings Ltd.	377
300	China Mobile Ltd.	3,328
1,063	China Overseas Grand Oceans Group Ltd.	1,106
1,138	China Taiping Insurance Holdings Co. Ltd. ●	1,940
496	China Unicom Ltd.	800
2,220	CNOOC Ltd.	4,568
367	Daphne International Holdings Ltd.	441
507	ENN Energy Holdings Ltd.	2,105
68	Galaxy Entertainment Group Ltd. ●	232
2,682	Guangdong Investment Ltd.	2,189
4,827	Huabao International Holdings Ltd.	2,402
349	Intime Department Store	411
844	NagaCorp Ltd.	468
4	Sino Forest Corp. Class A ⌂●†	—
1,143	Vinda International Holdings Ltd.	1,590
1,152	Yingde Gases	1,090
1,272	Zhongsheng Group Holdings Ltd.	1,633
		27,894
	India - 9.8%
174	Allahabad Bank Ltd.	438
216	Cairn India Ltd. ●	1,348
38	Dr. Reddy's Laboratories Ltd. ADR	1,236
869	Gujarat NRE Coke Ltd.	291
91	HCL Technologies Ltd.	1,029
104	ING Vysya Bank Ltd.	888
756	ITC Ltd.	3,963
52	ITC Ltd. GDR ■	273
566	Marico Ltd.	2,199
175	Nava Bharat Ventures Ltd.	582
31	Punjab National Bank Ltd.	426
338	Reliance Industries Ltd.	5,043
6	Reliance Industries Ltd. GDR ■	180
233	Syndicate Bank	506
		18,402
	Indonesia - 1.0%
745	Astra International Tbk PT	621
874	Nippon Indosari Corpindo Tbk	545
19	P.T. Telekomunikasi Indonesia ADR	752
		1,918
	Kenya (Republic of) - 0.3%
11,660	Safaricom Ltd.	603

	Malaysia - 3.6%
762	AMMB Holdings Berhad	1,594
472	Axiata Group Berhad	1,010
117	British American Tobacco Malaysia Berhad	2,425
552	UMW Holdings Berhad	1,799
		6,828
	Mexico - 3.3%
165	America Movil S.A.B. de C.V. ADR	4,163
65	Grupo Financiero Santander Mexico S.A.B. de C.V. ●	890
367	Wal-Mart de Mexico S.A.B. de C.V.	1,079
		6,132
	Nigeria - 0.7%
10,564	Zenith Bank plc	1,212

	Philippines - 1.9%
883	Ayala Land, Inc.	505
919	Bloombery Resorts Corp. ●	315
630	Metropolitan Bank & Trust Co.	1,452
416	Puregold Price Club, Inc.	302
2,319	Robinsons Land Corp.	1,069
		3,643
	Poland - 1.1%
42	Bank Pekao S.A.	2,009

	Russia - 1.1%
177	Sberbank of Russia ■	2,080

	Singapore - 0.0%
15	Guinness Anchor Berhad	80

	South Africa - 3.1%
199	Discovery Holdings Ltd.	1,274
20	Massmart Holdings Ltd.	405
570	Old Mutual plc	1,580

The accompanying notes are an integral part of these financial statements.

5

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	South Africa - 3.1% - (continued)
61	Sasol Ltd.	$2,579
		5,838
	South Korea - 14.8%
11	Doosan Corp.	1,315
50	GS Holdings Corp.	3,171
149	Hana Financial Holdings	4,335
3	Hyundai Department Store Co., Ltd.	361
11	Hyundai Motor Co., Ltd.	2,891
33	KB Financial Group, Inc.	1,117
9	LG Chem Ltd.	2,550
1	LG Chem Ltd. GDR ■	145
7	Samsung Electronics Co., Ltd.	8,697
—	Samsung Electronics Co., Ltd. GDR §	242
43	Shinhan Financial Group Co., Ltd.	1,465
31	Shinhan Financial Group Co., Ltd. ADR	1,068
10	Woongjin Coway Co., Ltd.	366
		27,723
	Sri Lanka - 0.2%
65	Ceylon Tobacco Co. plc	356

	Taiwan - 8.0%
548	Advantech Co., Ltd.	1,892
127	AirTac International Group	595
371	Chunghwa Telecom Co., Ltd.	1,161
454	Delta Electronics, Inc.	1,549
653	Far Eastern New Century Corp.	675
619	Oriental Union Chemical Corp.	656
360	Quanta Computer, Inc.	822
2,149	Taiwan Semiconductor Manufacturing Co., Ltd.	6,548
913	WPG Holdings Co., Ltd.	1,101
		14,999
	Thailand - 5.4%
84	Advanced Info Service Public Co., Ltd.	538
29	Bangkok Bank plc	170
329	Bangkok Bank Public Co. NVDR	1,892
617	Bank of Ayudhya plc	598
129	Central Pattana Public Co., Ltd.	296
2,062	PTT Chemical Public Co., Ltd. ●	4,084
255	PTT PCL	2,636
		10,214
	Turkey - 2.1%
47	Tupras-Turkiye Petrol Rafinerileri A.S.	1,152
307	Turkcell Iletisim Hizmetleri A.S. ●	1,876
200	Turkiye Garanti Bankasi A.S.	958
		3,986
	United Kingdom - 0.2%
78	Investec plc	461

	Total common stocks
	(cost $169,996)	$182,958

PREFERRED STOCKS - 0.9%
	Brazil - 0.9%
56	Banco Itau Holding	$819
60	Cia Paranaense de Energie	882
		1,701
	Total preferred stocks
	(cost $1,883)	$1,701

EXCHANGE TRADED FUNDS - 1.0%
	United States - 1.0%
44	Vanguard Emerging Markets ETF	$1,826

	Total exchange traded funds
	(cost $1,826)	$1,826

	Total long-term investments
	(cost $173,705)	$186,485

SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $239,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $244)
$239	0.30%, 10/31/2012	$239
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $97, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $99)
97	0.25%, 10/31/2012	97
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $167, collateralized by FNMA 2.50%, 2027, value of $171)
167	0.35%, 10/31/2012	167
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $64, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $65)
64	0.35%, 10/31/2012	64
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $295, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $301)
295	0.28%, 10/31/2012	295
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$374, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $382)
374	0.25%, 10/31/2012	374

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.7% - (continued)
	Repurchase Agreements - 0.7% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 8.13%, 2019, value of $2)
$2	0.25%, 10/31/2012		$2
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $87, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $88)
87	0.30%, 10/31/2012		87
			1,325
	Total short-term investments
	(cost $1,325)		$1,325

	Total investments
	(cost $175,030) ▲	100.1%	$187,810
	Other assets and liabilities	(0.1)%	(211)
	Total net assets	100.0%	$187,599

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $176,755 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,858
Unrealized Depreciation	(4,803)
Net Unrealized Appreciation	$11,055

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value and percentage of net assets of these securities rounds to zero. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $2,678, which represents 1.4% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $242, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Research Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2011	4	Sino Forest Corp. Class A	$78

The aggregate value and percentage of net assets of these securities at October 31, 2012, rounds to zero.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
MYR	Buy	11/01/2012	JPM	$41	$41	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
MYR	Malaysian Ringgit

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
NVDR	Non-Voting Depositary Receipt

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Research Fund
Investments Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$6,386	$1,399	$4,987	$–
Brazil	14,364	14,364	–	–
Canada	2,462	2,462	–	–
Chile	869	869	–	–
China	23,406	–	23,406	–
Czech Republic	1,093	–	1,093	–
Hong Kong	27,894	–	27,894	–
India	18,402	1,689	16,713	–
Indonesia	1,918	752	1,166	–
Kenya (Republic of)	603	603	–	–
Malaysia	6,828	–	6,828	–
Mexico	6,132	6,132	–	–
Nigeria	1,212	1,212	–	–
Philippines	3,643	315	3,328	–
Poland	2,009	–	2,009	–
Russia	2,080	2,080	–	–
Singapore	80	–	80	–
South Africa	5,838	–	5,838	–
South Korea	27,723	1,821	25,902	–
Sri Lanka	356	356	–	–
Taiwan	14,999	–	14,999	–
Thailand	10,214	–	10,214	–
Turkey	3,986	–	3,986	–
United Kingdom	461	–	461	–
Total	182,958	34,054	148,904	–
Exchange Traded Funds	1,826	1,826	–	–
Preferred Stocks	1,701	819	882	–
Short-Term Investments	1,325	–	1,325	–
Total	$187,810	$36,699	$151,111	$–
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2012, investments valued at $909 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$4	$—	$(4	)*	$—	$—	$—	$—	$—	$—
Total	$4	$—	$(4)		$—	$—	$—	$—	$—	$—

* Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(4).

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Research Fund
Statements of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $175,030)	$187,810
Cash	7
Foreign currency on deposit with custodian (cost $46)	46
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	166
Fund shares sold	108
Dividends and interest	105
Other assets	120
Total assets	188,362
Liabilities:
Payables:
Investment securities purchased	556
Fund shares redeemed	136
Investment management fees	49
Administrative fees	—
Distribution fees	1
Accrued expenses	21
Total liabilities	763
Net assets	$187,599
Summary of Net Assets:
Capital stock and paid-in-capital	$176,562
Undistributed net investment income	1,364
Accumulated net realized loss	(3,107)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,780
Net assets	$187,599

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.43/$8.92
Shares outstanding	962
Net assets	$8,104
Class C: Net asset value per share	$8.34
Shares outstanding	252
Net assets	$2,102
Class I: Net asset value per share	$8.45
Shares outstanding	234
Net assets	$1,975
Class R3: Net asset value per share	$8.39
Shares outstanding	208
Net assets	$1,747
Class R4: Net asset value per share	$8.43
Shares outstanding	200
Net assets	$1,686
Class R5: Net asset value per share	$8.45
Shares outstanding	200
Net assets	$1,693
Class Y: Net asset value per share	$8.46
Shares outstanding	20,121
Net assets	$170,292

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Research Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$2,651
Interest	5
Less: Foreign tax withheld	(249)
Total investment income	2,407

Expenses:
Investment management fees	1,020
Administrative services fees	7
Transfer agent fees	9
Distribution fees
Class A	18
Class C	20
Class R3	8
Class R4	4
Custodian fees	33
Accounting services fees	17
Registration and filing fees	131
Board of Directors' fees	2
Audit fees	10
Other expenses	17
Total expenses (before waivers and fees paid indirectly)	1,296
Expense waivers	(409)
Commission recapture	—
Total waivers and fees paid indirectly	(409)
Total expenses, net	887
Net Investment Income	1,520
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(1,286)
Net realized loss on foreign currency contracts	(285)
Net realized gain on other foreign currency transactions	144
Net Realized Loss on Investments and Foreign Currency Transactions	(1,427)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,523
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	15,524
Net Gain on Investments and Foreign Currency Transactions	14,097
Net Increase in Net Assets Resulting from Operations	$15,617

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income (loss)	$1,520	$(15)
Net realized loss on investments and foreign currency transactions	(1,427)	(1,808)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	15,524	(2,744)
Net Increase (Decrease) In Net Assets Resulting From Operations	15,617	(4,567)
Distributions to Shareholders:
From net investment income
Class A	(2)	—
Class I	(3)	—
Class R5	(3)	—
Class Y	(14)	—
Total distributions	(22)	—
Capital Share Transactions:
Class A	2,026	7,095
Class C	157	2,292
Class I	232	2,069
Class R3	67	2,000
Class R4	—	2,000
Class R5	3	2,000
Class Y	147,630	9,000
Net increase from capital share transactions	150,115	26,456
Net Increase In Net Assets	165,710	21,889
Net Assets:
Beginning of period	21,889	—
End of period	$187,599	$21,889
Undistributed (distribution in excess of) net investment income (loss)	$1,364	$(24)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Emerging Markets Research Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Emerging Markets Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or

13

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining

14

in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

15

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such

16

investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the year ended October 31, 2012.

17

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(285)	$—	$—	$—	$—	$(285)
Total	$—	$(285)	$—	$—	$—	$—	$(285)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

18

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$22	$—

* Commenced operations on May 31, 2011.

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$1,815
Accumulated Capital Losses	(1,833)
Unrealized Appreciation *	11,055
Total Accumulated Earnings	$11,037

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(110)
Accumulated Net Realized Gain (Loss)	110

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$1,590
Long Term Capital Loss Carryforward	243
Total	$1,833

19

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.2000%
On next $250 million	1.1500%
On next $500 million	1.1000%
On next $4 billion	1.0750%
On next $5 billion	1.0725%
Over $10 billion	1.0700%

HIFSCO has contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

20

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	1.40%	1.85%	1.55%	1.25%	1.20%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.58%
Class C	2.31
Class I	1.26
Class R3	1.85
Class R4	1.55
Class R5	1.25
Class Y	0.91

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $35 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

21

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	600	62%
Class C	200	79
Class I	200	85
Class R3	200	96
Class R4	200	100
Class R5	200	100
Class Y	12	0

As of October 31, 2012, 91% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$259,306
Sales Proceeds Excluding U.S. Government Obligations	108,651

22

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and for the period May 31, 2011, (commencement of operations) through October 31, 2011:

	For the Year Ended October 31, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	327	—	(86)	—	241	743	—	(22)	—	721
Amount	$2,712	$2	$(688)	$—	$2,026	$7,282	$—	$(187)	$—	$7,095
Class C
Shares	32	—	(13)	—	19	233	—	—	—	233
Amount	$265	$—	$(108)	$—	$157	$2,292	$—	$—	$—	$2,292
Class I
Shares	37	—	(10)	—	27	207	—	—	—	207
Amount	$312	$3	$(83)	$—	$232	$2,069	$—	$—	$—	$2,069
Class R3
Shares	9	—	(1)	—	8	200	—	—	—	200
Amount	$72	$—	$(5)	$—	$67	$2,000	$—	$—	$—	$2,000
Class R4
Shares	—	—	—	—	—	200	—	—	—	200
Amount	$—	$—	$—	$—	$—	$2,000	$—	$—	$—	$2,000
Class R5
Shares	—	—	—	—	—	200	—	—	—	200
Amount	$—	$3	$—	$—	$3	$2,000	$—	$—	$—	$2,000
Class Y
Shares	22,428	2	(3,209)	—	19,221	900	—	—	—	900
Amount	$173,581	$14	$(25,965)	$—	$147,630	$9,000	$—	$—	$—	$9,000
Total
Shares	22,833	2	(3,319)	—	19,516	2,683	—	(22)	—	2,661
Amount	$176,942	$22	$(26,849)	$—	$150,115	$26,643	$—	$(187)	$—	$26,456

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford

23

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

24

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25

The Hartford Emerging Markets Research Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$8.22	$0.09	$0.12	$0.21	$–	$–	$–	$–	$8.43
C	8.20	0.02	0.12	0.14	–	–	–	–	8.34
I	8.23	0.11	0.13	0.24	(0.02)	–	–	(0.02)	8.45
R3	8.21	0.06	0.12	0.18	–	–	–	–	8.39
R4	8.22	0.09	0.12	0.21	–	–	–	–	8.43
R5	8.23	0.11	0.12	0.23	(0.01)	–	–	(0.01)	8.45
Y	8.23	0.16	0.09	0.25	(0.02)	–	–	(0.02)	8.46

From May 31, 2011 (commencement of operations), through October 31, 2011
A(F)	10.00	(0.01)	(1.77)	(1.78)	–	–	–	–	8.22
C(F)	10.00	(0.03)	(1.77)	(1.80)	–	–	–	–	8.20
I(F)	10.00	–	(1.77)	(1.77)	–	–	–	–	8.23
R3(F)	10.00	(0.02)	(1.77)	(1.79)	–	–	–	–	8.21
R4(F)	10.00	(0.01)	(1.77)	(1.78)	–	–	–	–	8.22
R5(F)	10.00	–	(1.77)	(1.77)	–	–	–	–	8.23
Y(F)	10.00	–	(1.77)	(1.77)	–	–	–	–	8.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 31, 2011.
(G)	Not annualized.
(H)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

2.59%	$8,104	2.05%	1.58%	1.09%	128%
1.71	2,102	2.78	2.31	0.30	–
2.88	1,975	1.73	1.26	1.37	–
2.19	1,747	2.42	1.85	0.75	–
2.55	1,686	2.12	1.55	1.05	–
2.85	1,693	1.82	1.25	1.35	–
3.01	170,292	1.38	0.91	1.97	–

(17.80)(G)	5,931	1.97(H)	1.48(H)	(0.19)(H)	39
(18.00)(G)	1,909	2.71(H)	2.22(H)	(0.93)(H)	–
(17.70)(G)	1,708	1.69(H)	1.20(H)	0.06(H)	–
(17.90)(G)	1,642	2.38(H)	1.85(H)	(0.59)(H)	–
(17.80)(G)	1,644	2.08(H)	1.55(H)	(0.29)(H)	–
(17.70)(G)	1,646	1.78(H)	1.25(H)	–(H)	–
(17.70)(G)	7,409	1.69(H)	1.20(H)	0.05(H)	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Research Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Research Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

28

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Emerging Markets Research Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Emerging Markets Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$992.93	$8.12	$1,000.00	$1,016.99	$8.21	1.62%	184	366
Class C	$1,000.00	$989.32	$11.75	$1,000.00	$1,013.32	$11.89	2.35	184	366
Class I	$1,000.00	$994.12	$6.42	$1,000.00	$1,018.70	$6.50	1.28	184	366
Class R3	$1,000.00	$991.73	$9.26	$1,000.00	$1,015.84	$9.37	1.85	184	366
Class R4	$1,000.00	$992.93	$7.76	$1,000.00	$1,017.34	$7.86	1.55	184	366
Class R5	$1,000.00	$994.12	$6.27	$1,000.00	$1,018.85	$6.34	1.25	184	366
Class Y	$1,000.00	$995.29	$4.46	$1,000.00	$1,020.66	$4.52	0.89	184	366

33

The Hartford Emerging Markets Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Emerging Markets Research Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has a limited performance history.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford Emerging Markets Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-EMR12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Equity Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Equity Income Fund inception 08/28/2003
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 8/28/03 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Equity Income A#	17.00%	2.29%	7.38%
Equity Income A##	10.56%	1.14%	6.72%
Equity Income B#	15.90%	1.46%	6.63%*
Equity Income B##	10.90%	1.09%	6.63%*
Equity Income C#	16.13%	1.54%	6.62%
Equity Income C##	15.13%	1.54%	6.62%
Equity Income I#	17.25%	2.57%	7.57%
Equity Income R3#	16.63%	1.98%	7.36%
Equity Income R4#	16.90%	2.27%	7.56%
Equity Income R5#	17.33%	2.62%	7.79%
Equity Income Y#	17.41%	2.71%	7.86%
Russell 1000 Value Index	16.89%	-1.00%	6.27%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

The benchmark inception return is as of 8/31/03.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Income Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 17.00% before sales charge for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Russell 1000 Value Index, which returned 16.89% for the same period.  The Fund outperformed the 12.73% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

During the period, nine of the ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Consumer Discretionary (+30%), Telecommunication Services (+26%), and Health Care (+23%) performing the best. Information Technology (-4%) and Energy (+5%) lagged the index on a relative basis during the period.

Overall, outperformance versus the benchmark was driven by strong security selection, primarily within the Consumer Discretionary, Information Technology, and Financials sectors. This more than offset weak stock selection within Telecommunication Services and Industrials. Sector allocation, driven by our bottom-up stock selection process, detracted from relative returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and Energy. A modest cash position in an upward trending market also detracted from relative performance.

Top contributors to benchmark relative returns included Home Depot (Consumer Discretionary), Hewlett-Packard (Information Technology) and Lowe’s (Consumer Discretionary). Home Depot, a leading home improvement retailer, outperformed during the period after the company posted solid quarterly earnings and raised its outlook for the full fiscal year. Investors are gaining confidence that Home Depot will benefit from a continued recovery in the U.S. housing market. Not owning Hewlett-Packard, a benchmark component which underperformed, also helped relative returns. Shares of Lowe’s, another leading home improvement retailer, rose during the period because investors are gaining confidence that Lowe's will benefit from a recovery in the housing market. Top absolute (i.e. total return) contributors for the period also included Pfizer (Health Care).

Top detractors from benchmark-relative returns were Intel (Information Technology), Occidental Petroleum (Energy), and Walt Disney (Consumer Discretionary). Shares of Intel, a designer and manufacturer of integrated digital technology platforms, declined after the company lowered its third quarter revenue outlook, citing sluggish demand for its products. Shares of Occidental Petroleum, a large-cap energy producer, declined during the period due to concerns over performance in California and skepticism over large investments in Texas and the Middle East. Shares of Walt Disney, a diversified worldwide entertainment company and component in the Russell 1000 Value index, outperformed during the period. Disney reported strong results with Parks & Resorts and Broadcasting both exceeding expectations. We did not own the stock during the period, which hurt benchmark-relative performance. Stocks that detracted most from absolute returns also included Cisco Systems (Information Technology) and Republic Services (Industrials).

What is the outlook?

While economic conditions around the world continued to slow in the third quarter of 2012, equity markets moved steadily higher led by central bank interventions. Overall, we expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region.

3

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

The ECB’s plan to buy potentially unlimited amounts of short-dated government bonds in order to reduce borrowing costs in fiscally-challenged countries has helped to reduce the tail risk in Europe. In Europe, the ECB bond buying plan has reduced the fears of a cataclysmic liquidity event, although the region remains in recession and still faces many challenges ahead. The pledge of ECB President Mario Draghi to serve as a credible backstop for the embattled peripheral European countries has caused a sharp drop in credit spreads. Coupled with noticeable improvement in competiveness, we believe that a more favorable policy environment should give the Eurozone Area economy a lift in early 2013, after experiencing a pronounced economic decline in the second half of 2012.

China’s economy continues to slow and the risks of a hard landing certainly remain. However, Chinese government officials have shown early signs that they will stimulate their economy. Chinese money market rates have eased noticeably in recent months, suggesting that the construction sector outlook is likely to get brighter next year. We believe that the upcoming leadership transition should also bring more clarity on policy initiatives in the first half of 2013.

The U.S. has been better positioned than many other economies, partly because its deleveraging process is more advanced and partly in response to a more aggressive policy environment. The U.S. Federal Reserve announced a third round of quantitative easing (QE3), which involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment. The U.S. household balance sheet has also received a welcome windfall gain from recovering housing and equity prices this year. Housing has been a bright spot in the U.S. with the recent Case-Shiller data showing year-over-year price appreciation for the first time in years. However, many risks still remain including the well publicized fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts). The fiscal contraction could amount to 4% of Gross Domestic Product, enough to tip the economy back into recession. We believe there will ultimately be some compromise reached, which will be closer to a 1-2% headwind vs. the 3-4% that many fear. We believe that the U.S. will remain in a slow growth environment. Continued aggressive Fed policy (QE3) and an improving housing market should help us to avoid a recession.

Throughout this period, we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight in the Industrials, Information Technology, and Consumer Staples sectors. Our largest underweights were in Financials, Energy, and Consumer Discretionary relative to the Russell 1000 Value Index.

Diversification by Industry
as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	8.3%
Capital Goods (Industrials)	11.1
Commercial and Professional Services (Industrials)	0.7
Consumer Durables and Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	4.5
Energy (Energy)	13.9
Food and Staples Retailing (Consumer Staples)	1.2
Food, Beverage and Tobacco (Consumer Staples)	6.5
Household and Personal Products (Consumer Staples)	1.6
Insurance (Financials)	7.7
Materials (Materials)	3.4
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	13.2
Retailing (Consumer Discretionary)	3.9
Semiconductors and Semiconductor Equipment (Information Technology)	5.7
Software and Services (Information Technology)	1.6
Technology Hardware and Equipment (Information Technology)	0.9
Telecommunication Services (Services)	3.3
Transportation (Industrials)	1.1
Utilities (Utilities)	5.8
Short-Term Investments	2.9
Other Assets and Liabilities	0.4
Total	100.0%

4

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7%
	Banks - 8.3%
718	BB&T Corp.	$20,795
273	M&T Bank Corp.	28,437
703	PNC Financial Services Group, Inc.	40,901
1,669	Wells Fargo & Co.	56,225
		146,358
	Capital Goods - 11.1%
471	3M Co.	41,296
602	Eaton Corp.	28,437
1,579	General Electric Co.	33,244
430	Illinois Tool Works, Inc.	26,376
52	Lockheed Martin Corp.	4,882
125	Schneider Electric S.A.	7,817
366	Stanley Black & Decker, Inc.	25,344
349	United Technologies Corp.	27,300
		194,696
	Commercial and Professional Services - 0.7%
357	Waste Management, Inc.	11,697

	Consumer Durables and Apparel - 1.0%
460	Mattel, Inc.	16,912

	Consumer Services - 0.3%
102	Darden Restaurants, Inc.	5,373

	Diversified Financials - 4.5%
139	BlackRock, Inc.	26,414
1,254	JP Morgan Chase & Co.	52,284
		78,698
	Energy - 13.9%
375	BP plc ADR	16,067
687	Chevron Corp.	75,729
255	ConocoPhillips Holding Co.	14,733
751	Exxon Mobil Corp.	68,503
414	Occidental Petroleum Corp.	32,683
1,066	Royal Dutch Shell plc Class B	37,698
		245,413
	Food and Staples Retailing - 1.2%
575	Sysco Corp.	17,865
77	Walgreen Co.	2,713
		20,578
	Food, Beverage and Tobacco - 6.5%
409	Altria Group, Inc.	13,001
523	General Mills, Inc.	20,981
430	Kraft Foods Group, Inc. ●	19,575
38	Mondelez International, Inc.	999
161	PepsiCo, Inc.	11,119
310	Philip Morris International, Inc.	27,439
598	Unilever N.V. NY Shares ADR	21,930
		115,044
	Household and Personal Products - 1.6%
214	Kimberly-Clark Corp.	17,836
139	Procter & Gamble Co.	9,641
		27,477
	Insurance - 7.7%
477	ACE Ltd.	37,520
454	Chubb Corp.	34,944
1,478	Marsh & McLennan Cos., Inc.	50,296
187	Swiss Re Ltd.	12,917
		135,677
	Materials - 3.4%
539	Dow Chemical Co.	15,806
308	E.I. DuPont de Nemours & Co.	13,710
467	International Paper Co.	16,732
348	Nucor Corp.	13,980
		60,228
	Media - 1.0%
584	Thomson Reuters Corp.	16,506
82	WPP plc	1,062
		17,568
	Pharmaceuticals, Biotechnology and Life Sciences - 13.2%
199	AstraZeneca plc ADR	9,252
1,015	Johnson & Johnson	71,863
1,582	Merck & Co., Inc.	72,187
2,213	Pfizer, Inc.	55,042
120	Roche Holding AG	23,196
		231,540
	Retailing - 3.9%
124	Home Depot, Inc.	7,586
299	Kohl's Corp.	15,915
1,396	Lowe's Co., Inc.	45,204
		68,705
	Semiconductors and Semiconductor Equipment - 5.7%
857	Analog Devices, Inc.	33,509
1,540	Intel Corp.	33,297
652	Maxim Integrated Products, Inc.	17,941
463	Xilinx, Inc.	15,169
		99,916
	Software and Services - 1.6%
961	Microsoft Corp.	27,410

	Technology Hardware and Equipment - 0.9%
971	Cisco Systems, Inc.	16,646

	Telecommunication Services - 3.3%
1,187	AT&T, Inc.	41,073
629	Vodafone Group plc ADR	17,132
		58,205
	Transportation - 1.1%
266	United Parcel Service, Inc. Class B	19,499

	Utilities - 5.8%
141	American Electric Power Co., Inc.	6,261
75	Dominion Resources, Inc.	3,955
1,578	National Grid plc	18,000
216	NextEra Energy, Inc.	15,141
337	Northeast Utilities	13,237
139	PPL Corp.	4,115
636	UGI Corp.	20,537
750	Xcel Energy, Inc.	21,194
		102,440
	Total common stocks
	(cost $1,491,898)	$1,700,080

	Total long-term investments (cost $1,491,898)	$1,700,080

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.9%
Repurchase Agreements - 2.9%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $9,267,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
	- 2042, value of $9,452)
$9,267	0.30%, 10/31/2012		$9,267
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $3,773, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $3,849)
3,773	0.25%, 10/31/2012		3,773
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $6,488, collateralized by FNMA 2.50%, 2027, value of $6,617)
6,488	0.35%, 10/31/2012		6,488
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,464, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $2,514)
2,464	0.35%, 10/31/2012		2,464
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $11,449, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $11,664)
11,449	0.28%, 10/31/2012		11,449
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $14,511, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22%
	- 6.63%, 2013 – 2042, value of $14,801)
14,511	0.25%, 10/31/2012		14,511
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $66, collateralized by U.S. Treasury Note 8.13%, 2019, value of $67)
66	0.25%, 10/31/2012		66
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $3,364, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $3,431)
3,363	0.30%, 10/31/2012		3,363
			51,381
	Total short-term investments
	(cost $51,381)		$51,381

	Total investments
	(cost $1,543,279) ▲	99.6%	$1,751,461
	Other assets and liabilities	0.4%	7,616
	Total net assets	100.0%	$1,759,077

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $1,552,233 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$222,034
Unrealized Depreciation	(22,806)
Net Unrealized Appreciation	$199,228

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GBP	Buy	11/05/2012	RBC	$1,062	$1,062	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
RBC	RBC Dominion Securities

Currency Abbreviations:
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,700,080	$1,599,390	$100,690	$–
Short-Term Investments	51,381	–	51,381	–
Total	$1,751,461	$1,599,390	$152,071	$–
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,543,279)	$1,751,461
Cash	168
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	1,374
Fund shares sold	8,465
Dividends and interest	2,175
Other assets	79
Total assets	1,763,722
Liabilities:
Payables:
Investment securities purchased	1,062
Fund shares redeemed	2,940
Investment management fees	249
Administrative fees	2
Distribution fees	110
Accrued expenses	282
Total liabilities	4,645
Net assets	$1,759,077
Summary of Net Assets:
Capital stock and paid-in-capital	$1,531,437
Undistributed net investment income	1,884
Accumulated net realized gain	17,574
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	208,182
Net assets	$1,759,077

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.81/$15.67
Shares outstanding	80,722
Net assets	$1,195,106
Class B: Net asset value per share	$14.78
Shares outstanding	1,876
Net assets	$27,731
Class C: Net asset value per share	$14.77
Shares outstanding	10,845
Net assets	$160,153
Class I: Net asset value per share	$14.75
Shares outstanding	16,596
Net assets	$244,794
Class R3: Net asset value per share	$14.83
Shares outstanding	1,556
Net assets	$23,077
Class R4: Net asset value per share	$14.84
Shares outstanding	1,663
Net assets	$24,672
Class R5: Net asset value per share	$14.88
Shares outstanding	600
Net assets	$8,931
Class Y: Net asset value per share	$14.90
Shares outstanding	5,006
Net assets	$74,613

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$49,331
Interest	59
Less: Foreign tax withheld	(429)
Total investment income	48,961

Expenses:
Investment management fees	10,140
Administrative services fees	58
Transfer agent fees	1,909
Distribution fees
Class A	2,585
Class B	288
Class C	1,179
Class R3	72
Class R4	38
Custodian fees	11
Accounting services fees	182
Registration and filing fees	196
Board of Directors' fees	37
Audit fees	23
Other expenses	259
Total expenses (before waivers and fees paid indirectly)	16,977
Expense waivers	—
Commission recapture	(8)
Total waivers and fees paid indirectly	(8)
Total expenses, net	16,969
Net Investment Income	31,992
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	87,642
Net realized gain on foreign currency contracts	87
Net realized loss on other foreign currency transactions	(71)
Net Realized Gain on Investments and Foreign Currency Transactions	87,658
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	96,882
Net unrealized appreciation of foreign currency contracts	1
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	96,883
Net Gain on Investments and Foreign Currency Transactions	184,541
Net Increase in Net Assets Resulting from Operations	$216,533

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$31,992	$20,022
Net realized gain on investments and foreign currency transactions	87,658	28,086
Net unrealized appreciation of investments and foreign currency transactions	96,883	42,205
Net Increase In Net Assets Resulting From Operations	216,533	90,313
Distributions to Shareholders:
From net investment income
Class A	(22,036)	(14,715)
Class B	(347)	(304)
Class C	(1,772)	(822)
Class I	(3,504)	(870)
Class R3	(284)	(68)
Class R4	(326)	(87)
Class R5	(160)	(30)
Class Y	(3,322)	(2,378)
Total distributions	(31,751)	(19,274)
Capital Share Transactions:
Class A	235,324	53,258
Class B	(5,296)	(4,393)
Class C	67,157	16,954
Class I	175,370	35,540
Class R3	14,731	4,838
Class R4	17,349	2,612
Class R5	5,734	1,792
Class Y	(116,833)	100,265
Net increase from capital share transactions	393,536	210,866
Net Increase In Net Assets	578,318	281,905
Net Assets:
Beginning of period	1,180,759	898,854
End of period	$1,759,077	$1,180,759
Undistributed (distribution in excess of) net investment income (loss)	$1,884	$1,694

The accompanying notes are an integral part of these financial statements.

11

The Hartford Equity Income Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

12

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

13

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

15

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the year ended October 31, 2012.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$87	$—	$—	$—	$—	$87
Total	$—	$87	$—	$—	$—	$—	$87

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford Equity Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$31,751	$19,274

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,884
Undistributed Long-Term Capital Gain	26,528
Unrealized Appreciation *	199,228
Total Accumulated Earnings	$227,640

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(51)
Accumulated Net Realized Gain (Loss)	51

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $64,195 of prior year capital loss carryforwards.

18

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7500%
On next $250 million	0.7000%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion	0.5900%
Over $5 billion	0.5875%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

19

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.11%
Class B	2.00
Class C	1.84
Class I	0.81
Class R3	1.42
Class R4	1.11
Class R5	0.81
Class Y	0.72

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $5,226 and contingent deferred sales charges of $53 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan,

20

the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $27.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	9	2%

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$771,912
Sales Proceeds Excluding U.S. Government Obligations	399,089

21

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	28,626	1,534	(13,362)	—	16,798	17,418	1,128	(14,399)	—	4,147
Amount	$401,677	$21,587	$(187,940)	$—	$235,324	$224,240	$14,411	$(185,393)	$—	$53,258
Class B
Shares	417	24	(817)	—	(376)	364	23	(729)	—	(342)
Amount	$5,820	$333	$(11,449)	$—	$(5,296)	$4,676	$292	$(9,361)	$—	$(4,393)
Class C
Shares	5,965	115	(1,332)	—	4,748	2,509	58	(1,265)	—	1,302
Amount	$84,327	$1,615	$(18,785)	$—	$67,157	$32,328	$737	$(16,111)	$—	$16,954
Class I
Shares	14,996	216	(2,727)	—	12,485	4,348	50	(1,664)	—	2,734
Amount	$210,870	$3,051	$(38,551)	$—	$175,370	$55,880	$629	$(20,969)	$—	$35,540
Class R3
Shares	1,196	19	(176)	—	1,039	435	5	(66)	—	374
Amount	$16,963	$270	$(2,502)	$—	$14,731	$5,641	$61	$(864)	$—	$4,838
Class R4
Shares	1,590	15	(378)	—	1,227	350	4	(161)	—	193
Amount	$22,514	$215	$(5,380)	$—	$17,349	$4,632	$49	$(2,069)	$—	$2,612
Class R5
Shares	974	10	(584)	—	400	148	2	(8)	—	142
Amount	$14,012	$148	$(8,426)	$—	$5,734	$1,868	$30	$(106)	$—	$1,792
Class Y
Shares	5,252	218	(14,181)	—	(8,711)	7,871	181	(295)	—	7,757
Amount	$74,173	$3,065	$(194,071)	$—	$(116,833)	$101,644	$2,316	$(3,695)	$—	$100,265
Total
Shares	59,016	2,151	(33,557)	—	27,610	33,443	1,451	(18,587)	—	16,307
Amount	$830,356	$30,284	$(467,104)	$—	$393,536	$430,909	$18,525	$(238,568)	$—	$210,866

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	165	$2,309
For the Year Ended October 31, 2011	61	$780

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

23

The Hartford Equity Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$–	$–	$(0.30)	$14.81
B	12.91	0.18	1.86	2.04	(0.17)	–	–	(0.17)	14.78
C	12.91	0.19	1.88	2.07	(0.21)	–	–	(0.21)	14.77
I	12.89	0.31	1.89	2.20	(0.34)	–	–	(0.34)	14.75
R3	12.96	0.24	1.90	2.14	(0.27)	–	–	(0.27)	14.83
R4	12.97	0.28	1.89	2.17	(0.30)	–	–	(0.30)	14.84
R5	12.99	0.32	1.91	2.23	(0.34)	–	–	(0.34)	14.88
Y	13.01	0.55	1.69	2.24	(0.35)	–	–	(0.35)	14.90

For the Year Ended October 31, 2011 (E)
A	11.99	0.25	0.93	1.18	(0.24)	–	–	(0.24)	12.93
B	11.97	0.14	0.93	1.07	(0.13)	–	–	(0.13)	12.91
C	11.97	0.15	0.94	1.09	(0.15)	–	–	(0.15)	12.91
I	11.95	0.28	0.94	1.22	(0.28)	–	–	(0.28)	12.89
R3	12.03	0.20	0.94	1.14	(0.21)	–	–	(0.21)	12.96
R4	12.03	0.25	0.93	1.18	(0.24)	–	–	(0.24)	12.97
R5	12.05	0.27	0.95	1.22	(0.28)	–	–	(0.28)	12.99
Y	12.06	0.29	0.95	1.24	(0.29)	–	–	(0.29)	13.01

For the Year Ended October 31, 2010
A	10.74	0.21	1.24	1.45	(0.20)	–	–	(0.20)	11.99
B	10.72	0.13	1.23	1.36	(0.11)	–	–	(0.11)	11.97
C	10.73	0.13	1.23	1.36	(0.12)	–	–	(0.12)	11.97
I	10.72	0.23	1.23	1.46	(0.23)	–	–	(0.23)	11.95
R3	10.78	0.15	1.27	1.42	(0.17)	–	–	(0.17)	12.03
R4	10.78	0.21	1.24	1.45	(0.20)	–	–	(0.20)	12.03
R5	10.79	0.21	1.29	1.50	(0.24)	–	–	(0.24)	12.05
Y	10.81	0.26	1.24	1.50	(0.25)	–	–	(0.25)	12.06

For the Year Ended October 31, 2009 (E)
A	10.35	0.24	0.41	0.65	(0.26)	–	–	(0.26)	10.74
B	10.33	0.18	0.40	0.58	(0.19)	–	–	(0.19)	10.72
C	10.34	0.17	0.41	0.58	(0.19)	–	–	(0.19)	10.73
I	10.33	0.22	0.46	0.68	(0.29)	–	–	(0.29)	10.72
R3	10.39	0.15	0.47	0.62	(0.23)	–	–	(0.23)	10.78
R4	10.40	0.18	0.47	0.65	(0.27)	–	–	(0.27)	10.78
R5	10.40	0.28	0.40	0.68	(0.29)	–	–	(0.29)	10.79
Y	10.40	0.29	0.42	0.71	(0.30)	–	–	(0.30)	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	(4.42)	(4.10)	(0.31)	(0.40)	–	(0.71)	10.35
B	15.12	0.21	(4.41)	(4.20)	(0.19)	(0.40)	–	(0.59)	10.33
C	15.14	0.23	(4.42)	(4.19)	(0.21)	(0.40)	–	(0.61)	10.34
I	15.12	0.35	(4.39)	(4.04)	(0.35)	(0.40)	–	(0.75)	10.33
R3	15.21	0.27	(4.41)	(4.14)	(0.28)	(0.40)	–	(0.68)	10.39
R4	15.22	0.32	(4.43)	(4.11)	(0.31)	(0.40)	–	(0.71)	10.40
R5	15.22	0.36	(4.43)	(4.07)	(0.35)	(0.40)	–	(0.75)	10.40
Y	15.23	0.39	(4.46)	(4.07)	(0.36)	(0.40)	–	(0.76)	10.40

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

17.00%	$1,195,106	1.11%	1.11%	2.12%	27%
15.90	27,731	2.00	2.00	1.27	–
16.13	160,153	1.84	1.84	1.35	–
17.25	244,794	0.81	0.81	2.31	–
16.63	23,077	1.42	1.42	1.72	–
16.90	24,672	1.11	1.11	2.01	–
17.33	8,931	0.82	0.82	2.48	–
17.41	74,613	0.72	0.72	2.68	–

9.87	826,555	1.17	1.17	1.93	18
8.94	29,071	2.05	2.00	1.11	–
9.13	78,710	1.89	1.89	1.20	–
10.24	52,965	0.88	0.88	2.21	–
9.49	6,694	1.50	1.50	1.57	–
9.87	5,651	1.18	1.18	1.92	–
10.16	2,597	0.88	0.88	2.11	–
10.33	178,516	0.77	0.77	2.28	–

13.63	716,700	1.20	1.20	1.86	27
12.73	31,038	2.08	2.00	1.07	–
12.75	57,416	1.92	1.92	1.13	–
13.76	16,462	0.93	0.93	2.06	–
13.28	1,719	1.55	1.55	1.37	–
13.59	2,926	1.20	1.20	1.80	–
14.06	694	0.87	0.87	1.70	–
14.01	71,899	0.79	0.79	2.27	–

6.62	639,106	1.26	1.25	2.51	37
5.91	34,086	2.19	1.92	1.86	–
5.85	47,708	1.98	1.98	1.79	–
6.98	5,946	0.96	0.96	2.28	–
6.31	506	1.63	1.60	1.62	–
6.58	1,456	1.21	1.21	1.84	–
6.96	8	0.89	0.89	2.88	–
7.22	59,703	0.81	0.81	3.00	–

(28.08)	563,703	1.19	1.14	2.49	53
(28.67)	32,097	2.06	2.00	1.63	–
(28.61)	43,493	1.92	1.87	1.76	–
(27.80)	1,449	0.90	0.85	2.80	–
(28.26)	78	1.55	1.50	2.14	–
(28.03)	8	1.18	1.13	2.50	–
(27.82)	8	0.90	0.85	2.78	–
(27.80)	62,258	0.80	0.75	2.90	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

26

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Equity Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,029.45	$5.61	$1,000.00	$1,019.61	$5.58	1.10%	184	366
Class B	$1,000.00	$1,024.66	$10.18	$1,000.00	$1,015.08	$10.13	2.00	184	366
Class C	$1,000.00	$1,025.48	$9.32	$1,000.00	$1,015.94	$9.27	1.83	184	366
Class I	$1,000.00	$1,030.43	$4.13	$1,000.00	$1,021.06	$4.12	0.81	184	366
Class R3	$1,000.00	$1,027.56	$7.19	$1,000.00	$1,018.05	$7.15	1.41	184	366
Class R4	$1,000.00	$1,028.84	$5.66	$1,000.00	$1,019.56	$5.63	1.11	184	366
Class R5	$1,000.00	$1,030.81	$4.13	$1,000.00	$1,021.06	$4.12	0.81	184	366
Class Y	$1,000.00	$1,030.53	$3.62	$1,000.00	$1,021.57	$3.61	0.71	184	366

31

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Equity Income Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

33

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-EI12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Floating Rate Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Floating Rate Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/29/05 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Floating Rate A#	8.48%	3.62%	4.16%
Floating Rate A##	5.23%	2.99%	3.74%
Floating Rate B#	7.66%	2.81%	3.36%
Floating Rate B##	2.66%	2.48%	3.36%
Floating Rate C#	7.69%	2.84%	3.38%
Floating Rate C##	6.69%	2.84%	3.38%
Floating Rate I#	8.74%	3.89%	4.40%
Floating Rate R3#	8.17%	3.38%	4.03%
Floating Rate R4#	8.47%	3.60%	4.20%
Floating Rate R5#	8.78%	3.77%	4.38%
Floating Rate Y#	8.85%	3.95%	4.47%
Credit Suisse Leveraged Loan Index	8.34%	4.38%	4.79%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 3.00% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of May 18, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate Fund

Manager Discussion

October 31, 2012 (Unaudited)

Portfolio Manager
Michael Bacevich
Vice President and Fixed Income Portfolio Manager

As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately 4 weeks ending on May 18, 2012, Hartford Investment Management Company ceased serving as a sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 8.48%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Credit Suisse Leveraged Loan Index, which returned 8.34% for the same period. The Fund also outperformed the 8.12% return of the average fund in the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

During the annual period, fixed income markets were extremely volatile due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and Federal Open Market Committee (FOMC) - responded with bold policy moves in order to prop up the markets. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period. The positive impact from security selection decisions outweighed the negative effects of sector allocation decisions during the period. Security selection was strongest in Technology and Energy sectors and weakest in Utilities. Underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Gaming and Technology sectors contributed positively to relative returns, while underweights to the Media NonCable and Utilities sectors detracted from relative results. Within the Energy sector, an overweight to Chesapeake Energy, exposure to out of benchmark First Reserve and lack of exposure to Frac Tech International contributed positively to relative performance. An overweight to Realogy Corp represented the primary contributor to relative performance in the Consumer Cyclical Services sector. In the Technology sector, overweights to Property Data and Ceridian each helped relative returns. Security selection within the Utilities sector represented the biggest detractor to relative performance, in particular an underweight to TXU. Among Diversified Manufacturing issuers held in the portfolio, an overweight to Esso Sa Francaise hurt relative results. Lower quality loans outperformed their higher rated counterparts during the period. The portfolio’s underweight to CCC rated loans hampered relative performance. Security selection among BB rated loans contributed positively to relative results. Additionally, an allocation to high yield credit default swap indexes, which are used to manage overall portfolio risk, also detracted from relative returns.

What is the outlook?

We believe that the outlook for bank loans remains positive. We believe that the sector will continue to benefit from strong credit fundamentals, evidenced by low interest expense relative to earnings. The bank-loan default rate by principal amount and issuer count ticked up to 1.06% and 1.21% by period end, respectively. Less than $20 billion is scheduled to mature through 2013, supporting continued low defaults. With bank-loan mutual funds continuing to experience net inflows, the technical picture remains resilient. Moreover, we believe that the market for collateralized loan obligations (CLOs), one of the main sources of demand for bank loans, has revived. However, with the Fed firmly on hold through mid-2015, we believe that the floating-rate feature of bank loans has lost some of its near-term appeal. Despite recent improvement, bank loans valuations still reflect investor skittishness about holding risk assets. The yield premium typically associated with high yield over bank loans for the higher interest rate risk and lower position on the capital structure has eroded and we believe that bank loans present an attractive opportunity. At the end of the period, the Fund had an allocation of 15% to High Yield Bonds, with the balance in Bank Loans.

3

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

Distribution by Credit Quality
as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Baa / BBB	0.5%
Ba / BB	28.7
B	54.0
Caa / CCC or Lower	4.3
Unrated	7.6
Non Debt Securities and Other Short-Term Instruments	9.8
Other Assets & Liabilities	(4.9)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of October 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.7%
Administrative Waste Management and Remediation	4.9
Agriculture, Construction, Mining and Machinery	2.5
Agriculture, Forestry, Fishing and Hunting	0.2
Air Transportation	2.9
Arts, Entertainment and Recreation	7.2
Chemical Manufacturing	3.2
Computer and Electronic Product Manufacturing	1.1
Construction	1.0
Educational Services	0.2
Finance and Insurance	7.3
Food Manufacturing	3.6
Food Services	0.2
Furniture and Related Product Manufacturing	1.0
Health Care and Social Assistance	11.4
Information	15.0
Media	0.2
Mining	2.1
Miscellaneous Manufacturing	2.2
Motor Vehicle and Parts Manufacturing	4.0
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.4
Petroleum and Coal Products Manufacturing	3.2
Pipeline Transportation	0.7
Plastics and Rubber Products Manufacturing	0.6
Primary Metal Manufacturing	0.9
Professional, Scientific and Technical Services	2.2
Real Estate, Rental and Leasing	2.5
Retail Trade	5.7
Services	0.1
Soap, Cleaning Compound and Toilet Manufacturing	0.5
Textile Product Mills	0.4
Transit and Ground Passenger Transportation	0.6
Truck Transportation	0.8
Utilities	3.5
Wholesale Trade	0.9
Total	95.1%
Equity Securities
Consumer Durables and Apparel	0.0
Energy	0.1
Media	0.0
Retailing	0.0
Total	0.1%
Short-Term Investments	9.7
Other Assets and Liabilities	(4.9)
Total	100.0%

4

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 8.2%
		Accommodation and Food Services - 0.3%
		Caesars Operating Escrow
	$9,500	9.00%, 02/15/2020 ■‡	$9,453
		MGM Mirage, Inc.
	6,500	11.13%, 11/15/2017 ‡	7,166
			16,619
		Administrative Waste Management and Remediation - 0.0%
		Energy Solutions, Inc. LLC
	2,653	10.75%, 08/15/2018	2,461

		Air Transportation - 0.1%
		United Air Lines, Inc.
	4,444	9.88%, 08/01/2013 ■	4,533

		Arts, Entertainment and Recreation - 1.1%
		Bresnan Broadband Holdings LLC
	6,915	8.00%, 12/15/2018 ■‡	7,434
		CCO Holdings LLC
	14,480	5.25%, 09/30/2022 ‡	14,552
		Cengage Learning ACQ, Inc.
	6,130	11.50%, 04/15/2020 ■‡	6,575
		Chester Downs & Marina LLC
	5,189	9.25%, 02/01/2020 ■‡	5,163
		Citycenter Holdings LLC
	6,000	7.63%, 01/15/2016 ‡	6,405
		Clear Channel Communications, Inc.
	13,518	9.00%, 12/15/2019 ■	12,166
		Echostar DBS Corp.
	6,000	7.13%, 02/01/2016 ‡	6,705
		Great Canadian Gaming Co.
CAD	4,615	6.63%, 07/25/2022 ■‡	4,771
			63,771
		Chemical Manufacturing - 0.3%
		Hexion U.S. Finance Corp.
	2,326	6.63%, 04/15/2020 ‡	2,320
		LyondellBasell Industries N.V
	4,892	5.00%, 04/15/2019 ‡	5,296
		MPM Escrow LLC/MPM Finance Corp.
	8,050	8.88%, 10/15/2020 ■	7,889
			15,505
		Computer and Electronic Product Manufacturing - 0.0%
		Freescale Semiconductor, Inc.
	2,250	9.25%, 04/15/2018 ■‡	2,407

		Finance and Insurance - 1.0%
		AmeriGas Finance LLC
	4,750	6.75%, 05/20/2020 ‡	5,106
		CIT Group, Inc.
	4,385	5.00%, 05/15/2017 ‡	4,621
	7,120	5.38%, 05/15/2020 ‡	7,601
		Ineos Finance plc
	1,645	7.50%, 05/01/2020 ■	1,665
	6,689	8.38%, 02/15/2019 ■‡	7,023
		Nuveen Investments, Inc.
	3,815	9.13%, 10/15/2017 ■	3,810
		Offshore Group Investments Ltd.
	3,044	11.50%, 08/01/2015 ‡	3,345
		Provident Funding Associates L.P.
	8,126	10.25%, 04/15/2017 ■‡	8,888
		Rivers Pittsburgh L.P.
	6,535	9.50%, 06/15/2019 ■‡	7,058
		SLM Corp.
	8,129	6.00%, 01/25/2017 ‡	8,820
			57,937
		Food Manufacturing - 0.2%
		Pinnacle Foods Finance LLC
	5,746	9.25%, 04/01/2015	5,868
		Post Holdings, Inc.
	2,882	7.38%, 02/15/2022 ■	3,059
			8,927
		Food Services - 0.2%
		ARAMARK Holdings Corp.
	8,556	8.63%, 05/01/2016 ■Þ	8,749

		Health Care and Social Assistance - 1.1%
		Alere, Inc.
	4,790	7.88%, 02/01/2016 ‡	4,994
		Amerigroup Corp.
	2,913	7.50%, 11/15/2019 ‡	3,401
		Biomet, Inc.
	5,015	6.50%, 08/01/2020 ■‡	5,178
		Community Health Systems, Inc.
	8,330	5.13%, 08/15/2018 ‡	8,642
	6,665	7.13%, 07/15/2020 ‡	7,048
		DaVita, Inc.
	7,435	5.75%, 08/15/2022 ‡	7,770
		Fresenius Medical Care U.S. Finance II, Inc.
	3,000	5.63%, 07/31/2019 ■‡	3,157
		HCA, Inc.
	8,000	7.25%, 09/15/2020 ‡	8,850
		Valeant Pharmaceuticals International, Inc.
	7,000	6.50%, 07/15/2016 ■	7,367
	3,000	6.88%, 12/01/2018 ■	3,199
		Warner Chilcott plc
	6,071	7.75%, 09/15/2018	6,405
			66,011
		Information - 1.0%
		Avaya, Inc.
	8,320	7.00%, 04/01/2019 ■‡	7,592
		Ceridian Corp.
	9,420	8.88%, 07/15/2019 ■‡	9,985
		First Data Corp.
	14,625	6.75%, 11/01/2020 ■‡	14,625
		Intelsat Jackson Holdings S.A
	6,000	8.50%, 11/01/2019 ‡	6,735
		Level 3 Financing, Inc.
	10,926	4.47%, 02/15/2015 ‡Δ	10,899
		Windstream Corp.
	6,500	7.88%, 11/01/2017 ‡	7,239
		Zayo Group LLC
	1,230	8.13%, 01/01/2020	1,347
			58,422
		Mining - 0.3%
		FMG Resources Pty Ltd.
	5,000	8.25%, 11/01/2019 ■‡	5,000
		Peabody Energy Corp.
	10,000	6.00%, 11/15/2018	10,375
			15,375

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 8.2% - (continued)
	Miscellaneous Manufacturing - 0.2%
	Reynolds Group Issuer, Inc.
$5,000	5.75%, 10/15/2020 ■‡	$5,050
8,182	7.13%, 04/15/2019 ‡Δ	8,714
		13,764
	Motor Vehicle and Parts Manufacturing - 0.1%
	American Axle & Manufacturing Holdings, Inc.
5,874	9.25%, 01/15/2017 ■‡	6,571

	Nonmetallic Mineral Product Manufacturing - 0.2%
	Ardagh Packaging Finance plc
9,737	7.38%, 10/15/2017 ■‡	10,466

	Petroleum and Coal Products Manufacturing - 0.6%
	Chesapeake Energy Corp.
2,399	6.78%, 03/15/2019 ‡	2,405
3,333	6.88%, 08/15/2018 ‡	3,500
	Concho Resources, Inc.
10,000	5.50%, 04/01/2023 ‡	10,475
	EP Energy Finance, Inc.
6,500	7.75%, 09/01/2022 ■‡	6,727
	Everest Acquisition LLC
2,890	6.88%, 05/01/2019 ■‡	3,121
	MEG Energy Corp.
3,860	6.38%, 01/30/2023 ■	4,130
	Shelf Drilling Holdings Ltd.
2,775	8.63%, 11/01/2018 ■	2,789
		33,147
	Plastics and Rubber Products Manufacturing - 0.1%
	Sealed Air Corp.
4,146	8.13%, 09/15/2019 ■	4,529

	Primary Metal Manufacturing - 0.1%
	Novelis, Inc.
6,973	8.75%, 12/15/2020 ‡	7,688

	Professional, Scientific and Technical Services - 0.1%
	Affinion Group, Inc.
7,000	7.88%, 12/15/2018	5,722
3,039	11.50%, 10/15/2015 ‡	2,500
		8,222
	Real Estate, Rental and Leasing - 0.3%
	International Lease Finance Corp.
15,000	5.88%, 08/15/2022 ‡	15,582

	Retail Trade - 0.1%
	GRD Holding III Corp.
5,050	10.75%, 06/01/2019 ■‡	5,120
	Libby Glass, Inc.
880	6.88%, 05/15/2020 ■	937
		6,057
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Yankee Acquisition Corp.
3,500	9.75%, 02/15/2017 ╦	3,636
	YCC Holdings LLC
4,632	10.25%, 02/15/2016 Þ	4,788
		8,424
	Utilities - 0.5%
	Calpine Corp.
10,000	7.25%, 10/15/2017 ■‡	10,600
	NRG Energy, Inc.
4,000	6.63%, 03/15/2023 ■	4,120
10,750	7.63%, 01/15/2018 ‡	11,744
		26,464
	Wholesale Trade - 0.2%
	Spectrum Brands Holdings, Inc.
9,100	9.50%, 06/15/2018 ‡	10,215

	Total corporate bonds
	(cost $457,474)	$471,846

SENIOR FLOATING RATE INTERESTS ♦ - 86.9%
	Accommodation and Food Services - 1.4%
	Caesars Entertainment Operating Co., Inc.
$2,610	4.46%, 01/28/2018	$2,255
23,000	5.46%, 01/28/2018	20,588
29,084	9.50%, 10/31/2016	29,731
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
3,553	2.72%, 11/23/2016	3,544
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2
1,086	2.72%, 11/23/2015	1,083
	Las Vegas Sands LLC, Extended Term Loan
15,537	2.72%, 11/23/2016	15,499
	Pilot Travel Centers LLC
7,590	4.25%, 08/07/2019	7,628
		80,328
	Administrative Waste Management and Remediation - 4.9%
	Acosta, Inc.
37,140	5.00%, 03/02/2018	37,430
	ADS Waste Holdings, Inc.
24,190	5.25%, 10/09/2019	24,408
	Affinion Group, Inc., Tranche B Term Loan
73,331	5.00%, 07/16/2015	68,977
	EnergySolutions LLC
11,683	6.25%, 08/15/2016	11,128
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
16,231	6.50%, 08/04/2016	15,852
	InVentiv Health, Inc., Term Loan B2
15,360	6.75%, 05/15/2018	15,002
	Ipreo Holdings LLC
11,880	8.00%, 08/07/2017 ☼	11,880
	NaNa Development Corp.
23,133	6.50%, 07/22/2016	22,844
	NexTag, Inc.
6,698	7.00%, 01/28/2016	6,485
	Ozburn-Hessey Holding Co. LLC
6,990	8.25%, 04/08/2016	6,658
	ServiceMaster (The) Co.
19,405	4.46%, 01/31/2017	19,474
	SI Organization, Inc.
10,808	4.50%, 11/22/2016	10,740
	Synagro Technologies, Inc.
14,312	2.40%, 03/28/2014	12,356

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.9% - (continued)
		Administrative Waste Management and Remediation - 4.9% - (continued)
		TransUnion LLC
	$14,489	5.50%, 02/10/2018	$14,649
		Wolverine Healthcare Analytics, Inc.
	4,968	5.75%, 06/06/2019	4,964
			282,847
		Agriculture, Construction, Mining and Machinery - 2.5%
		Hupah Finance, Inc.
	11,940	6.27%, 01/21/2019	12,000
		Kion Group GmbH
	17,909	3.46%, 12/23/2014 Þ	17,481
	17,909	3.96%, 12/29/2015 Þ	17,570
		Nortek, Inc.
	4,124	5.26%, 04/26/2017	4,124
		Veyance Technologies, Inc.
	68,122	2.47%, 07/31/2014	67,525
	28,650	5.96%, 07/31/2015	27,647
			146,347
		Agriculture, Forestry, Fishing and Hunting - 0.2%
		Milk Specialties Co.
	9,776	8.50%, 12/23/2017	9,837

		Air Transportation - 2.8%
		AWAS Finance Luxembourg S.A
	7,124	5.25%, 06/10/2016	7,186
		AWAS Finance Luxembourg S.aár.l
	5,205	4.75%, 07/16/2018	5,245
		Delta Air Lines, Inc.
	9,075	5.25%, 10/18/2018	9,018
		Delta Air Lines, Inc., Term Loan
	31,727	5.50%, 04/20/2017	31,695
		Landmark Aviation
	11,500	5.03%, 10/25/2019 ☼	11,529
		Macquarie Aircraft Leasing Finance S.A., First Lien Term Loan
	10,516	1.72%, 11/29/2013	10,411
		United Air Lines, Inc.
	50,043	2.25%, 02/01/2014	49,376
		US Airways Group, Inc.
	36,581	2.71%, 03/23/2014	35,703
			160,163
		Arts, Entertainment and Recreation - 6.1%
		24 Hour Fitness Worldwide, Inc.
	35,169	7.50%, 04/22/2016	35,334
		Caribe Media, Inc.
	4,746	10.00%, 11/18/2014	3,204
		Cengage Learning Acquisitions, Inc.
	34,481	5.72%, 07/05/2017	31,277
		Cenveo Corp.
	14,721	6.63%, 12/21/2016	14,795
		Cequel Communications LLC
	25,842	4.00%, 02/14/2019 ☼	25,847
		Clear Channel Communications, Inc.
	3,847	3.61%, 07/30/2014	3,725
	41,263	3.86%, 01/29/2016	33,861
		ClubCorp Club Operations, Inc.
	18,147	6.00%, 11/30/2016	18,207
		Cumulus Media Holdings, Inc.
	33,731	5.75%, 09/17/2018	33,951
		Cumulus Media, Inc., Second Lien Term Loan
	4,000	7.50%, 09/16/2019	4,045
		Dex Media West LLC
	9,116	7.25%, 10/24/2014	6,080
		F & W Publications, Inc., New Term Loan
	3,472	7.75%, 06/09/2014	3,211
		F & W Publications, Inc., Second Lien Term Loan
	2,098	15.00%, 12/09/2014 Þ	1,416
		FoxCo Acquisition LLC
	5,335	5.50%, 07/14/2017	5,400
		Golden Nugget, Inc., Delayed Draw Term Loan
	4,170	3.27%, 06/22/2014 Þ	3,975
		Golden Nugget, Inc., Term Facility
	7,425	3.27%, 06/22/2014 Þ	7,078
		Kabel Deutschland GmbH
	14,619	4.25%, 02/01/2019	14,680
		Penn National Gaming, Inc.
	8,665	3.75%, 07/16/2018 ☼	8,696
		Penton Media, Inc.
	8,829	5.00%, 08/01/2014 Þ	7,301
		R.H. Donnelley, Inc.
	4,894	9.00%, 10/24/2014	3,071
		San Juan Cable LLC
	19,627	6.00%, 06/09/2017	19,578
		Sinclair Television Group, Inc.
	9,409	4.00%, 10/28/2016	9,419
		Univision Communications, Inc.
	62,615	4.46%, 03/31/2017	61,168
			355,319
		Chemical Manufacturing - 2.9%
		Ineos US Finance LLC
	25,746	6.50%, 05/04/2018 ☼	26,084
		Momentive Specialty Chemicals, Tranche C-1B Term Loan Ext
	58,404	4.04%, 05/05/2015	57,966
		Momentive Specialty Chemicals, Tranche C-2B Term Loan Ext
	24,194	4.04%, 05/05/2015	24,013
		Momentive Specialty Chemicals, Tranche C-4B Term Loan Ext
	2,520	4.25%, 05/05/2015	2,444
		Momentive Specialty Chemicals, Tranche C-5B Term Loan Ext
	948	4.13%, 05/05/2015	919
		Momentive Specialty Chemicals, Tranche C-6B Term Loan Ext
EUR	1,785	3.82%, 05/05/2015	2,221
		Univar, Inc.
	41,863	5.00%, 06/30/2017	41,363
		Utex Industries, Inc.
	11,559	7.00%, 12/15/2016	11,602
			166,612
		Computer and Electronic Product Manufacturing - 1.1%
		API Technologies Corp.
	7,406	8.75%, 06/27/2016	7,332
		Ceridian Corp.
	22,803	5.96%, 05/09/2017	22,636

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.9% - (continued)
	Computer and Electronic Product Manufacturing - 1.1% - (continued)
	Freescale Semiconductor, Inc.
$18,164	4.46%, 12/01/2016	$17,569
	SRA International, Inc.
14,420	6.50%, 07/20/2018	14,035
		61,572
	Construction - 1.0%
	Brand Energy & Infrastructure Services, Inc.
20,000	5.28%, 10/20/2018 ☼	19,900
	Brock Holdings III, Inc.
18,870	6.01%, 03/16/2017	18,893
8,548	10.00%, 03/16/2018	8,591
	Summit Materials LLC
9,950	6.00%, 01/30/2019	9,998
		57,382
	Educational Services - 0.2%
	Meritas Schools Holdings LLC, Second Lien Term Loan
5,000	11.50%, 01/29/2018	4,950
	Meritas Schools Holdings LLC, Term Loan B
8,390	7.50%, 07/29/2017	8,306
		13,256
	Finance and Insurance - 6.3%
	Asurion Corp., 2nd Lien Term Loan
9,867	9.00%, 05/24/2019	10,189
	Asurion Corp., Term Loan
53,389	5.50%, 05/24/2018	53,722
	Asurion LLC
5,000	4.75%, 07/23/2017	5,012
	BNY Convergex Group LLC, 1st Lien Eze Borrower Term Loan Committment
4,935	5.25%, 12/19/2016	4,782
	BNY Convergex Group LLC, 1st Lien Top Borrower Term Loan Committment
11,263	5.25%, 12/19/2016	10,914
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
1,440	8.75%, 12/18/2017	1,335
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
3,432	8.75%, 12/18/2017	3,181
	Capital Automotive L.P. REIT
10,319	5.25%, 03/11/2017	10,371
	Chrysler Group LLC
39,956	6.00%, 05/24/2017	40,782
	EVERTEC LLC
12,081	5.50%, 09/30/2016	12,085
	HMSC Corp.
7,485	2.46%, 04/03/2014	7,061
	HUB International Ltd.
14,919	4.71%, 06/13/2017	14,952
13,328	6.75%, 12/13/2017	13,394
	Interactive Data Corp.
21,022	4.50%, 02/11/2018	21,143
	Lonestar Intermediate Super Holdings LLC
4,864	11.00%, 09/02/2019	5,168
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
10,687	4.21%, 11/29/2013	10,580
	Nuveen Investments, Inc.
38,037	5.84%, 05/13/2017	37,894
13,919	7.25%, 05/13/2017	14,015
22,560	8.25%, 02/28/2019	22,898
	Nuveen Investments, Inc., Extended First Lien Term Loan
34,142	5.85%, 05/13/2017	34,088
	Ocwen Financial Corp.
9,784	7.00%, 09/01/2016	9,808
	Springleaf Financial Funding Co.
21,000	5.50%, 05/10/2017	20,701
		364,075
	Food Manufacturing - 3.4%
	Advance Pierre Foods
17,941	5.75%, 07/10/2017	18,049
9,000	9.50%, 10/10/2017	9,077
	American Seafoods Group LLC
15,523	4.25%, 03/18/2018	15,096
	Dean Foods Co., Term B 2017 Extended
3,920	3.47%, 04/02/2017	3,894
	Del Monte Foods Co.
58,744	4.50%, 03/08/2018	58,653
	Dole Food Co., Inc., Term Loan B2
6,062	5.03%, 07/08/2018	6,076
	Dole Food Co., Inc., Term Loan C2
10,847	5.03%, 07/08/2018	10,873
	JBS USA LLC
16,363	4.25%, 05/25/2018	16,281
	Pinnacle Foods Finance LLC
30,345	3.71%, 10/02/2016	30,440
1,990	4.75%, 10/17/2018	1,995
	Roundy's Supermarkets, Inc.
29,480	5.75%, 02/13/2019	28,590
		199,024
	Furniture and Related Product Manufacturing - 1.0%
	AOT Bedding Super Holdings LLC
47,085	5.00%, 10/01/2019	47,035
	Wilsonart International Holding LLC
12,395	4.78%, 10/03/2019 ☼	12,430
		59,465
	Health Care and Social Assistance - 10.3%
	AccentCare, Inc.
6,140	6.50%, 12/22/2016	4,958
	Alere, Inc.
30,693	4.75%, 06/30/2017	30,890
	Ardent Health Services LLC, Term Loan
17,555	6.50%, 09/15/2015	17,621
	ATI Holdings, Inc.
10,907	7.50%, 03/11/2016	10,853
	Bausch & Lomb, Inc.
12,554	5.25%, 05/17/2019	12,684
	Community Health Systems, Inc.
8,197	3.92%, 01/25/2017	8,227
	DaVita, Inc.
46,435	4.00%, 11/29/2019 ☼	46,435

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.9% - (continued)
	Health Care and Social Assistance - 10.3% - (continued)
	DJO Finance LLC
$10,027	5.21%, 11/01/2016	$10,029
10,128	6.25%, 09/15/2017	10,158
	Gentiva Health Services, Inc.
12,721	6.50%, 08/17/2016	12,466
	Grifols, Inc.
18,647	4.50%, 06/01/2017	18,800
	HCA, Inc., Tranche B-2 Term Loan
40,805	3.61%, 03/31/2017	40,839
	HCA, Inc., Tranche B-3 Term Loan
23,094	3.46%, 05/01/2018	23,105
	Hologic, Inc.
35,486	4.50%, 08/01/2019	35,861
	Iasis Healthcare LLC
14,745	5.00%, 05/03/2018	14,764
	Immucor, Inc.
16,814	5.75%, 08/19/2018	16,941
	IMS Health, Inc.
8,220	4.50%, 08/26/2017 ☼	8,267
	Insight Pharmaceuticals LLC
9,895	6.35%, 08/25/2016	9,895
	Jazz Pharmaceuticals, Inc.
5,866	5.25%, 06/12/2018	5,905
	Kindred Healthcare, Inc.
11,318	5.25%, 06/01/2018	11,137
	Kinetic Concepts, Inc.
14,888	7.00%, 05/04/2018	15,052
	MedAssets, Inc.
9,945	5.25%, 11/16/2016	10,009
	Medpace Intermediateco, Inc.
11,068	6.50%, 06/19/2017	10,625
	MultiPlan, Inc.
29,612	4.75%, 08/26/2017	29,711
	NBTY, Inc.
24,466	4.25%, 10/01/2017	24,577
	Par Pharmeceutical Cos., Inc.
18,175	5.00%, 09/30/2019	18,114
	Pharmaceutical Product Development, Inc.
14,462	6.25%, 12/05/2018	14,646
	Physician Oncology Services, Delayed Draw Term Commitment
816	7.75%, 01/31/2017	775
	Physician Oncology Services, Term Loan
6,719	7.75%, 01/31/2017	6,383
	Sheridan Holdings, Inc.
6,100	6.00%, 06/29/2018	6,134
2,246	9.00%, 07/01/2019	2,268
	Surgery Center Holdings, Inc.
9,788	6.50%, 02/06/2017	9,739
	United Surgical Partners International, Inc., Extended Term Loan B
10,014	5.25%, 04/19/2017	10,039
	United Surgical Partners International, Inc., Term Loan B
9,950	6.00%, 04/03/2019	10,033
	US Renal Care, Inc.
9,476	6.25%, 07/03/2019	9,571
2,666	10.25%, 01/03/2020	2,726
	Valeant Pharmaceuticals International, Inc.
25,090	3.85%, 09/27/2019 ☼	25,135
	Valeant Pharmaceuticals International, Inc.
17,718	3.84%, 02/13/2019 ☼	17,771
	Warner Chilcott Corp., Term Loan B-1
9,413	4.25%, 03/15/2018	9,440
	Warner Chilcott Corp., Term Loan B-2
4,707	4.25%, 03/15/2018	4,720
	Warner Chilcott Corp., Term Loan B-3
6,472	4.25%, 03/15/2018	6,490
	Warner Chilcott plc
3,575	4.25%, 03/15/2018	3,585
		597,378
	Information - 14.0%
	Alaska Communications Systems Holdings, Inc.
10,758	5.50%, 10/21/2016	9,870
	Aspect Software, Inc.
11,665	6.25%, 05/07/2016	11,578
	Avaya, Inc., Term B-3 Loan
18,679	4.93%, 10/26/2017	16,635
	Blackboard, Inc.
29,527	7.50%, 10/04/2018	29,684
	CDW LLC
35,267	4.00%, 07/15/2017	34,885
	Charter Communications Operating LLC
21,489	4.00%, 05/15/2019 ☼	21,630
	Charter Communications Operating LLC, Term C Loan Extended
34,269	3.47%, 09/06/2016	34,393
	Crown Castle Operating Co.
18,885	4.00%, 01/31/2019	18,971
	Decision Insight Information Group I, Inc.
17,263	7.00%, 01/04/2017	17,069
	Emdeon, Inc.
14,365	5.00%, 11/02/2018	14,523
	Epicor Software Corp.
44,314	5.00%, 05/16/2018	44,489
	First Data Corp.
12,954	5.21%, 03/24/2017	12,727
	First Data Corp., Extended 1st Lien Term Loan
88,764	4.21%, 03/26/2018	84,548
	Gray Television, Inc.
12,285	4.40%, 10/12/2019 ☼	12,298
	Hyland Software, Inc.
6,665	5.03%, 10/25/2019 ☼	6,645
	Intelsat Jackson Holdings S.A
70,864	4.50%, 02/01/2014 - 04/02/2018	70,625
	Kronos, Inc.
13,300	4.53%, 10/31/2019 ☼	13,372
3,000	8.65%, 04/25/2020 ☼	3,015
	Lawson Software, Inc.
27,232	5.25%, 04/05/2018	27,513
	Leap Wireless International, Inc.
4,820	4.75%, 10/10/2019	4,835
	Level 3 Financing, Inc.
38,256	4.75%, 02/01/2016 - 08/01/2019	38,525
49,045	5.25%, 08/01/2019	49,566
	Mediacom Broadband LLC, Term Loan E
7,892	4.50%, 10/23/2017	7,828

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.9% - (continued)
	Information - 14.0% - (continued)
	Mediacom Broadband LLC, Tranche F Term Loan
$15,928	4.50%, 10/23/2017	$15,822
	Metro PCS Wireless, Inc., Term Loan B3
4,402	4.00%, 03/19/2018	4,400
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
6,555	4.07%, 11/03/2016	6,567
	MISYS plc
25,650	7.25%, 12/12/2018	25,746
	MModal, Inc.
14,600	6.75%, 08/16/2019	14,442
	Northland Cable Television, Inc.
9,625	7.75%, 12/30/2016	9,288
	Novell, Inc.
18,325	7.25%, 11/22/2017	18,520
	Peak 10, Inc.
6,045	6.53%, 10/31/2018 ☼	5,974
	Skillsoft Corp.
14,077	5.00%, 05/26/2017	14,183
	Sorenson Communications, Inc.
2,135	6.00%, 08/16/2013	2,101
	Telesat Canada
12,843	4.25%, 03/28/2019	12,945
	TransFirst Holdings, Inc., Second Lien Term Loan
1,079	6.22%, 06/12/2015 Þ	1,035
	TransFirst Holdings, Inc., Term Loan
14,749	2.97%, 06/16/2014	14,572
	TWCC Holding Corp.
10,993	4.25%, 02/13/2017	11,056
	UPC Financing Partnership
12,750	4.75%, 12/31/2017	12,755
	West Corp.
5,517	5.50%, 07/15/2016	5,535
9,785	5.75%, 06/30/2018	9,920
	West Corp., Term Loan B-4
8,234	5.50%, 07/15/2016	8,260
	WideOpenWest Finance LLC
14,977	6.25%, 07/17/2018	15,099
	Zayo Group LLC
14,419	5.25%, 07/02/2019	14,469
		807,913
	Media - 0.2%
	Primedia, Inc.
13,659	7.50%, 01/13/2018	12,885

	Mining - 1.8%
	Arch Coal, Inc.
32,623	5.75%, 05/16/2018	32,880
	Fortescue Metals Group Ltd.
65,735	5.54%, 10/18/2017 ☼	65,373
	Metal Services LLC
5,638	9.00%, 09/29/2017	5,652
		103,905
	Miscellaneous Manufacturing - 2.0%
	DAE Aviation Holdings, Inc., Term Loan B1
7,622	7.25%, 07/31/2014	7,598
	DAE Aviation Holdings, Inc., Term Loan B2
6,704	7.25%, 07/31/2014	6,683
	Provo Craft & Novelty, Inc.
9,556	8.50%, 03/22/2016	1,409
	Reynolds Group Holdings, Inc.
48,930	4.75%, 09/28/2018 ☼	49,070
	Sequa Corp.
45,031	3.62%, 12/03/2014	44,885
5,657	6.25%, 12/03/2014	5,663
		115,308
	Motor Vehicle and Parts Manufacturing - 3.9%
	Allison Transmission, Inc.
5,803	2.72%, 08/07/2014	5,807
28,082	4.25%, 08/23/2019	28,201
	AM General LLC, Term B Facility
12,608	3.20%, 09/30/2013	12,230
	Federal Mogul Corp., Tranche B Term Loan
46,876	2.15%, 12/29/2014	43,868
	Federal Mogul Corp., Tranche C Term Loan
17,032	2.15%, 12/28/2015	15,939
	General Motors Holdings LLC
31,965	0.38%, 10/27/2015 ☼	31,326
	Navistar, Inc.
49,736	7.00%, 08/17/2017	49,860
	Schaeffler AG
11,815	6.00%, 01/27/2017	11,931
	Tomkins LLC / Tomkins, Inc.
28,906	4.25%, 09/29/2016	29,007
		228,169
	Other Services - 0.4%
	Husky Injection Molding Systems Ltd.
20,981	5.75%, 07/02/2018	21,217

	Petroleum and Coal Products Manufacturing - 2.6%
	Chesapeake Energy Corp.
13,667	8.50%, 12/02/2017	13,680
	Dynegy Midwest Generation LLC
16,092	9.25%, 08/05/2016	16,728
	Dynegy Power LLC
37,348	9.25%, 08/05/2016	38,842
	Plains Exploration & Production Co.
24,550	3.91%, 10/15/2019 ☼	24,647
	Samson Investment Co.
22,745	6.00%, 09/25/2018	22,935
	Shelf Drilling International Holdings Ltd.
10,200	6.25%, 04/15/2018 ☼	10,200
	Walter Energy, Inc.
12,692	4.00%, 04/02/2018	12,464
	Willbros United States Holdings, Inc.
9,636	9.50%, 06/30/2014	9,664
		149,160
	Pipeline Transportation - 0.7%
	EP Energy LLC
10,605	4.03%, 03/31/2019 ☼	10,578
19,622	5.00%, 05/24/2018	19,725
	NGPL Pipeco LLC
9,420	6.75%, 09/15/2017	9,601
		39,904

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.9% - (continued)
	Plastics and Rubber Products Manufacturing - 0.5%
	Consolidated Container Co. LLC
$7,000	5.00%, 07/03/2019	$7,006
	Tricorbraun, Inc.
7,671	5.50%, 05/03/2018	7,692
	Trinseo Materials Operating S.C.A.
17,317	8.00%, 08/02/2017	16,517
		31,215
	Primary Metal Manufacturing - 0.8%
	Novelis, Inc.
37,934	4.00%, 03/10/2017 ☼	37,899
	WireCo WorldGroup, Inc.
6,855	6.00%, 02/15/2017	6,932
		44,831
	Professional, Scientific and Technical Services - 2.1%
	Advantage Sales & Marketing, Inc., 2nd Lien Term Loan
10,472	9.25%, 06/18/2018	10,472
	Advantage Sales & Marketing, Inc., Term Loan B
27,491	5.25%, 12/18/2017	27,514
	AlixPartners, LLP
14,544	6.50%, 06/28/2019	14,703
4,575	10.75%, 12/27/2019	4,621
	IMG Worldwide, Inc.
11,766	5.50%, 06/16/2016	11,751
	MoneyGram International, Inc., Term Loan B1
2,376	4.25%, 11/17/2017	2,376
	MoneyGram Payment Systems Worldwide, Inc.
15,256	4.25%, 11/17/2017	15,256
	Paradigm Ltd., Term Loan B1
14,000	6.50%, 07/30/2019	13,939
	Paradigm Ltd., Term Loan B2
2,500	10.50%, 07/30/2020	2,517
	RBS Holding Co. LLC
14,775	9.25%, 03/23/2017	7,092
	SunGard Data Systems, Inc.
2,855	3.90%, 02/28/2016	2,854
6,553	3.97%, 02/28/2017	6,577
		119,672
	Real Estate, Rental and Leasing - 2.2%
	Fly Leasing Ltd.
9,500	6.75%, 08/08/2018	9,524
	LNR Property LLC
19,423	4.75%, 04/29/2016	19,399
	Realogy Corp., Credit Linked Deposit
1,531	3.21%, 10/05/2013	1,477
	Realogy Corp., Extended 1st Lien Term Loan B
79,570	4.46%, 10/10/2016	79,357
	Realogy Corp., Extended Credit Linked Deposit
10,578	4.46%, 10/10/2016	10,550
	SBA Senior Finance II LLC
6,030	3.75%, 09/28/2019	6,055
		126,362
	Retail Trade - 5.6%
	99 Cents Only Stores
13,930	5.25%, 01/11/2019	14,056
	Academy Ltd.
19,589	6.00%, 08/03/2018	19,586
	Armored AutoGroup, Inc.
11,775	6.00%, 11/05/2016	11,618
	Atrium Companies, Inc.
14,207	11.00%, 04/30/2016 Þ	12,609
	BJ's Wholesale Club, Inc.
12,486	5.75%, 09/26/2019	12,604
	Burlington Coat Factory Warehouse Corp.
14,929	5.50%, 02/23/2017	15,029
	David's Bridal, Inc.
4,046	5.00%, 10/11/2019	4,036
	EB Sports Corp.
12,931	11.50%, 12/31/2015 Þ	12,672
	Great Atlantic & Pacific Tea Co., Inc.
16,917	11.00%, 03/13/2017	15,733
	Gymboree Corp.
20,179	5.00%, 02/23/2018	19,675
	Hillman Group, Inc.
20,708	5.00%, 05/31/2016	20,829
	Michaels Stores, Inc., B-2 Term Loan
17,469	4.91%, 07/31/2016	17,600
	Michaels Stores, Inc., B-3 Term Loan
18,793	4.91%, 07/31/2016	18,934
	Michaels Stores, Inc., Term B Loan
6,478	4.25%, 02/25/2018	6,501
	Neiman (The) Marcus Group, Inc.
47,610	4.75%, 05/16/2018	47,683
	Party City Holdings, Inc.
16,175	5.75%, 07/27/2019	16,312
	Rite Aid Corp., Tranche 5 Term Loan
18,704	4.50%, 03/03/2018	18,658
	Sports (The) Authority, Inc.
28,411	7.50%, 11/16/2017	28,446
	Sprouts Farmers Markets Holdings LLC
9,707	6.00%, 04/18/2018	9,767
		322,348
	Services - 0.1%
	Harland Clarke Holdings Corp.
8,369	5.46%, 06/30/2017	7,647

	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Revlon Consumer Products Corp.
19,687	4.75%, 11/19/2017	19,687
	Yankee (The) Candle Co., Inc.
3,970	5.25%, 04/02/2019	3,995
		23,682
	Textile Product Mills - 0.4%
	Levi Strauss & Co.
21,768	2.46%, 04/04/2014	21,641

	Transit and Ground Passenger Transportation - 0.6%
	Emergency Medical Services Corp.
36,654	5.25%, 05/25/2018	36,909

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 86.9% - (continued)
	Truck Transportation - 0.8%
	Nexeo Solutions LLC
$20,780	5.00%, 09/08/2017 - 09/09/2017		$20,391
	Swift Transportation Co. LLC
24,216	5.00%, 12/21/2017		24,390
			44,781
	Utilities - 3.0%
	AES (The) Corp.
14,728	4.25%, 06/01/2018		14,798
	Calpine Corp.
15,306	4.50%, 10/09/2019		15,317
	Calpine Corp. Term Loan
43,405	4.50%, 04/01/2018 ☼		43,464
	Energy Transfer Equity L.P.
28,717	3.75%, 03/24/2017 ☼		28,595
	LSP Madison Funding LLC
14,250	5.50%, 06/28/2019		14,357
	Star West Generation LLC
25,558	6.00%, 05/17/2018		25,526
	Texas Competitive Electric Holdings Co. LLC
34,498	4.75%, 10/10/2017		22,199
	TPF Generation Holdings LLC, LC Facility Deposits
791	2.36%, 12/15/2013		788
	TPF Generation Holdings LLC, Second Lien Term Loan
6,495	4.61%, 12/21/2014		6,446
			171,490
	Wholesale Trade - 0.7%
	Harbor Freight Tools USA, Inc.
12,010	5.50%, 11/14/2017		12,070
	HD Supply, Inc.
29,426	7.25%, 10/12/2017		30,300
			42,370
	Total senior floating rate interests
	(cost $5,006,047)		$5,025,014

COMMON STOCKS - 0.1%
	Consumer Durables and Apparel - 0.0%
3	Provo Craft & Novelty, Inc. ⌂●†		$—

	Energy - 0.1%
418,220	KCA Deutag ⌂●†		3,468

	Media - 0.0%
12	Caribe Media, Inc. ⌂†		—
16	F & W Publications, Inc. ●		10
			10
	Retailing - 0.0%
168	Neebo, Inc. ●†		420

	Total common stocks
	(cost $6,077)		$3,898

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc. ⌂		$25
6	F & W Publications, Inc.		4
			29
	Total warrants
	(cost $1)		$29

	Total long-term investments
	(cost $5,469,599)		$5,500,787

SHORT-TERM INVESTMENTS - 9.7%
Other Investment Pools and Funds - 9.7%
562,064	JP Morgan U.S. Government Money Market Fund		$562,064

	Total short-term investments
	(cost $562,064)		$562,064

	Total investments
	(cost $6,031,663) ▲	104.9%	$6,062,851
	Other assets and liabilities	(4.9)%	(281,337)
	Total net assets	100.0%	$5,781,514

The accompanying notes are an integral part of these financial statements.

12

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $6,032,598 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$83,305
Unrealized Depreciation	(53,052)
Net Unrealized Appreciation	$30,253

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $3,888, which represents 0.1% of total net assets.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $1,600 was received from broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

Þ	This security may pay interest in additional principal instead of cash.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $220,906, which represents 3.8% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
11/2011	12	Caribe Media, Inc.	$–
07/2009	19	Cumulus Media, Inc. Warrants	–
03/2011	418,220	KCA Deutag	5,668
09/2011	3	Provo Craft & Novelty, Inc.	–

At October 31, 2012, the aggregate value of these securities was $3,493, which represents 0.1% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $358,027 at October 31, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	11/15/2012	UBS	$4,705	$4,619	$86

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
CDX.NA.HY.18	BOA	$75,002	(5.00)%	06/20/17	$3,515	$(38)	$(3,553)

(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.  Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
EUR	EURO

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,898	$–	$10	$3,888
Corporate Bonds	471,846	–	471,846	–
Senior Floating Rate Interests	5,025,014	–	5,025,014	–
Warrants	29	–	29	–
Short-Term Investments	562,064	562,064	–	–
Total	$6,062,851	$562,064	$5,496,899	$3,888
Foreign Currency Contracts *	86	–	86	–
Total	$86	$–	$86	$–
Liabilities:
Credit Default Swaps *	3,553	–	3,553	–
Total	$3,553	$–	$3,553	$–

♦	For the year ended October 31, 2012, investments valued at $58 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Common Stocks	$3,639	$—	$(159	)†	$—	$6,076	$(5,668)	$—	$—	$3,888
Total	$3,639	$—	$(159)		$—	$6,076	$(5,668)	$—	$—	$3,888

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(159).

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $6,031,663)	$6,062,851
Cash	7,001
Unrealized appreciation on foreign currency contracts	86
Receivables:
Investment securities sold	51,098
Fund shares sold	24,627
Dividends and interest	26,364
Swap premiums paid	3,515
Other assets	191
Total assets	6,175,733
Liabilities:
Unrealized depreciation on swap contracts	3,553
Payables:
Investment securities purchased	365,727
Fund shares redeemed	16,575
Investment management fees	753
Dividends	4,216
Administrative fees	1
Distribution fees	551
Collateral received from broker	1,600
Accrued expenses	618
Other liabilities	625
Total liabilities	394,219
Net assets	$5,781,514
Summary of Net Assets:
Capital stock and paid-in-capital	$6,241,359
Undistributed net investment income	1,157
Accumulated net realized loss	(488,723)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	27,721
Net assets	$5,781,514

Shares authorized	3,150,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.93/$9.21
Shares outstanding	199,818
Net assets	$1,784,029
Class B: Net asset value per share	$8.92
Shares outstanding	3,928
Net assets	$35,026
Class C: Net asset value per share	$8.92
Shares outstanding	227,796
Net assets	$2,031,516
Class I: Net asset value per share	$8.94
Shares outstanding	203,415
Net assets	$1,817,957
Class R3: Net asset value per share	$8.95
Shares outstanding	1,553
Net assets	$13,889
Class R4: Net asset value per share	$8.92
Shares outstanding	1,265
Net assets	$11,283
Class R5: Net asset value per share	$8.93
Shares outstanding	1,323
Net assets	$11,820
Class Y: Net asset value per share	$8.92
Shares outstanding	8,522
Net assets	$75,994

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Interest	$328,154
Total investment income	328,154

Expenses:
Investment management fees	33,808
Administrative services fees	46
Transfer agent fees	4,309
Distribution fees
Class A	4,432
Class B	378
Class C	20,261
Class R3	61
Class R4	19
Custodian fees	9
Accounting services fees	1,114
Registration and filing fees	550
Board of Directors' fees	157
Audit fees	72
Other expenses	784
Total expenses (before waivers and fees paid indirectly)	66,000
Expense waivers	(46)
Custodian fee offset	—
Total waivers and fees paid indirectly	(46)
Total expenses, net	65,954
Net Investment Income	262,200
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	8,039
Net realized gain on swap contracts	178
Net realized loss on foreign currency contracts	(194)
Net realized gain on other foreign currency transactions	41
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,064
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	178,073
Net unrealized depreciation of swap contracts	(3,788)
Net unrealized appreciation of foreign currency contracts	86
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	174,371
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	182,435
Net Increase in Net Assets Resulting from Operations	$444,635

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$262,200	$297,530
Net realized gain on investments, other financial instruments and foreign currency transactions	8,064	52,389
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	174,371	(244,729)
Net Increase In Net Assets Resulting From Operations	444,635	105,190
Distributions to Shareholders:
From net investment income
Class A	(86,020)	(105,528)
Class B	(1,545)	(1,851)
Class C	(83,308)	(91,201)
Class I	(84,801)	(90,980)
Class R3	(559)	(470)
Class R4	(364)	(230)
Class R5	(517)	(560)
Class Y	(5,383)	(7,153)
Total distributions	(262,497)	(297,973)
Capital Share Transactions:
Class A	(245,385)	195,568
Class B	(7,210)	(5,042)
Class C	(140,552)	220,582
Class I	195,227	429,534
Class R3	2,232	3,981
Class R4	4,975	3,869
Class R5	3,601	(2,760)
Class Y	(43,371)	18,914
Net increase (decrease) from capital share transactions	(230,483)	864,646
Net Increase (Decrease) In Net Assets	(48,345)	671,863
Net Assets:
Beginning of period	5,829,859	5,157,996
End of period	$5,781,514	$5,829,859
Undistributed (distribution in excess of) net investment income (loss)	$1,157	$1,471

The accompanying notes are an integral part of these financial statements.

18

The Hartford Floating Rate Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

19

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

20

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

22

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. At October 31, 2012 the aggregate value of unfunded loan commitments was $2,937,818. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund had no outstanding mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

24

b)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

c) Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$86	$—	$—	$—	$—	$86
Total	$—	$86	$—	$—	$—	$—	$86

Liabilities:
Unrealized depreciation on swap contracts	$—	$—	$3,553	$—	$—	$—	$3,553
Total	$—	$—	$3,553	$—	$—	$—	$3,553

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$178	$—	$—	$—	$178
Net realized loss on foreign currency contracts	—	(194)	—	—	—	—	(194)
Total	$—	$(194)	$178	$—	$—	$—	$(16)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of swap contracts	$—	$—	$(3,788)	$—	$—	$—	$(3,788)
Net change in unrealized appreciation of foreign currency contracts	—	86	—	—	—	—	86
Total	$—	$86	$(3,788)	$—	$—	$—	$(3,702)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

26

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$263,947	$298,104

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,373
Accumulated Capital Losses *	(487,702)
Unrealized Appreciation †	26,700
Total Accumulated Deficit	$(455,629)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(17)
Accumulated Net Realized Gain (Loss)	17

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

28

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$215,642
2017	272,060
Total	$487,702

During the year ended October 31, 2012, the Fund utilized $7,614 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 23, 2012, HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. For a transition period beginning April 23, 2012, Wellington Management and Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s prior sub-adviser, each served as a sub-adviser for the Fund. After such transition period, Hartford Investment Management no longer served as a sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $2 billion	0.60005
On next $2.5 billion	0.5900%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through April 22, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, this amount, if any, is included in the Statement of Operations.

.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.98%
Class B	1.75
Class C	1.72
Class I	0.73
Class R3	1.25
Class R4	1.00
Class R5	0.70
Class Y	0.65

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $1,762 and contingent deferred sales charges of $447 from the Fund.

30

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $49.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $7. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,230,201
Sales Proceeds Excluding U.S. Government Obligations	3,402,713

31

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	54,532	8,576	(91,596)	—	(28,488)	161,333	10,015	(151,875)	—	19,473
Amount	$479,039	$75,326	$(799,750)	$—	$(245,385)	$1,431,148	$88,151	$(1,323,731)	$—	$195,568
Class B
Shares	264	134	(1,221)	—	(823)	770	151	(1,508)	—	(587)
Amount	$2,321	$1,176	$(10,707)	$—	$(7,210)	$6,811	$1,327	$(13,180)	$—	$(5,042)
Class C
Shares	34,678	7,481	(58,404)	—	(16,245)	92,229	7,652	(76,787)	—	23,094
Amount	$304,793	$65,639	$(510,984)	$—	$(140,552)	$819,143	$67,242	$(665,803)	$—	$220,582
Class I
Shares	100,572	6,502	(85,096)	—	21,978	186,388	6,879	(148,169)	—	45,098
Amount	$883,753	$57,191	$(745,717)	$—	$195,227	$1,656,198	$60,655	$(1,287,319)	$—	$429,534
Class R3
Shares	494	62	(304)	—	252	765	53	(378)	—	440
Amount	$4,354	$546	$(2,668)	$—	$2,232	$6,778	$465	$(3,262)	$—	$3,981
Class R4
Shares	882	32	(350)	—	564	536	25	(126)	—	435
Amount	$7,772	$280	$(3,077)	$—	$4,975	$4,744	$224	$(1,099)	$—	$3,869
Class R5
Shares	599	56	(244)	—	411	775	62	(1,167)	—	(330)
Amount	$5,246	$489	$(2,134)	$—	$3,601	$6,825	$543	$(10,128)	$—	$(2,760)
Class Y
Shares	4,323	191	(9,433)	—	(4,919)	10,649	311	(9,055)	—	1,905
Amount	$37,808	$1,675	$(82,854)	$—	$(43,371)	$94,732	$2,746	$(78,564)	$—	$18,914
Total
Shares	196,344	23,034	(246,648)	—	(27,270)	453,445	25,148	(389,065)	—	89,528
Amount	$1,725,086	$202,322	$(2,157,891)	$—	$(230,483)	$4,026,379	$221,353	$(3,383,086)	$—	$864,646

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	60	$530
For the Year Ended October 31, 2011	109	$955

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

32

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be liable for approximately $3.02 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

13. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No.

33

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15. Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

34

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35

The Hartford Floating Rate Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$–	$–	$(0.43)	$8.93
B	8.63	0.36	0.29	0.65	(0.36)	–	–	(0.36)	8.92
C	8.63	0.36	0.29	0.65	(0.36)	–	–	(0.36)	8.92
I	8.65	0.45	0.29	0.74	(0.45)	–	–	(0.45)	8.94
R3	8.66	0.40	0.29	0.69	(0.40)	–	–	(0.40)	8.95
R4	8.63	0.42	0.29	0.71	(0.42)	–	–	(0.42)	8.92
R5	8.64	0.45	0.29	0.74	(0.45)	–	–	(0.45)	8.93
Y	8.63	0.45	0.29	0.74	(0.45)	–	–	(0.45)	8.92

For the Year Ended October 31, 2011
A	8.81	0.42	(0.16)	0.26	(0.43)	–	–	(0.43)	8.64
B	8.81	0.35	(0.17)	0.18	(0.36)	–	–	(0.36)	8.63
C	8.81	0.36	(0.18)	0.18	(0.36)	–	–	(0.36)	8.63
I	8.82	0.45	(0.17)	0.28	(0.45)	–	–	(0.45)	8.65
R3	8.83	0.40	(0.17)	0.23	(0.40)	–	–	(0.40)	8.66
R4	8.81	0.42	(0.18)	0.24	(0.42)	–	–	(0.42)	8.63
R5	8.82	0.44	(0.17)	0.27	(0.45)	–	–	(0.45)	8.64
Y	8.80	0.45	(0.17)	0.28	(0.45)	–	–	(0.45)	8.63

For the Year Ended October 31, 2010
A	8.30	0.46	0.51	0.97	(0.46)	–	–	(0.46)	8.81
B	8.30	0.40	0.50	0.90	(0.39)	–	–	(0.39)	8.81
C	8.29	0.40	0.52	0.92	(0.40)	–	–	(0.40)	8.81
I	8.31	0.48	0.51	0.99	(0.48)	–	–	(0.48)	8.82
R3	8.31	0.44	0.52	0.96	(0.44)	–	–	(0.44)	8.83
R4	8.30	0.46	0.51	0.97	(0.46)	–	–	(0.46)	8.81
R5	8.30	0.48	0.51	0.99	(0.47)	–	–	(0.47)	8.82
Y	8.29	0.49	0.51	1.00	(0.49)	–	–	(0.49)	8.80

For the Year Ended October 31, 2009
A	7.13	0.42	1.19	1.61	(0.44)	–	–	(0.44)	8.30
B	7.13	0.37	1.19	1.56	(0.39)	–	–	(0.39)	8.30
C	7.13	0.36	1.19	1.55	(0.39)	–	–	(0.39)	8.29
I	7.13	0.43	1.21	1.64	(0.46)	–	–	(0.46)	8.31
R3	7.14	0.40	1.19	1.59	(0.42)	–	–	(0.42)	8.31
R4	7.13	0.42	1.19	1.61	(0.44)	–	–	(0.44)	8.30
R5	7.15	0.48	1.12	1.60	(0.45)	–	–	(0.45)	8.30
Y	7.13	0.45	1.17	1.62	(0.46)	–	–	(0.46)	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	(2.68)	(2.13)	(0.53)	–	–	(0.53)	7.13
B	9.79	0.47	(2.67)	(2.20)	(0.46)	–	–	(0.46)	7.13
C	9.78	0.47	(2.66)	(2.19)	(0.46)	–	–	(0.46)	7.13
I	9.79	0.57	(2.68)	(2.11)	(0.55)	–	–	(0.55)	7.13
R3	9.79	0.52	(2.66)	(2.14)	(0.51)	–	–	(0.51)	7.14
R4	9.78	0.54	(2.66)	(2.12)	(0.53)	–	–	(0.53)	7.13
R5	9.81	0.56	(2.68)	(2.12)	(0.54)	–	–	(0.54)	7.15
Y	9.78	0.57	(2.66)	(2.09)	(0.56)	–	–	(0.56)	7.13

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

36

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

8.48%	$1,784,029	0.98%	0.98%	4.85%	60%
7.66	35,026	1.80	1.75	4.08	–
7.69	2,031,516	1.72	1.72	4.10	–
8.74	1,817,957	0.73	0.73	5.10	–
8.17	13,889	1.37	1.25	4.57	–
8.47	11,283	1.06	1.00	4.80	–
8.78	11,820	0.76	0.70	5.12	–
8.85	75,994	0.65	0.65	5.18	–

2.91	1,972,548	0.97	0.97	4.79	96
2.00	41,006	1.79	1.75	4.01	–
2.03	2,106,199	1.72	1.72	4.05	–
3.16	1,568,922	0.72	0.72	5.03	–
2.62	11,257	1.37	1.25	4.52	–
2.76	6,048	1.06	1.00	4.78	–
3.07	7,882	0.75	0.70	5.04	–
3.24	115,997	0.65	0.65	5.11	–

11.97	1,840,478	0.97	0.97	5.40	63
11.11	47,006	1.78	1.75	4.64	–
11.27	1,945,470	1.72	1.72	4.65	–
12.22	1,202,589	0.74	0.74	5.62	–
11.75	7,598	1.38	1.25	5.11	–
11.93	2,339	1.07	1.00	5.37	–
12.25	10,956	0.79	0.74	5.46	–
12.35	101,560	0.65	0.65	5.73	–

23.65	1,277,011	1.00	1.00	5.69	55
22.60	47,635	1.84	1.75	5.00	–
22.60	1,204,826	1.76	1.75	4.99	–
23.93	594,705	0.74	0.74	5.94	–
23.17	2,863	1.41	1.25	5.36	–
23.50	1,367	1.10	1.00	5.70	–
23.32	26	0.97	0.85	5.99	–
23.87	87,907	0.68	0.68	6.12	–

(22.71)	728,882	0.99	0.99	6.02	18
(23.30)	40,440	1.81	1.75	5.23	–
(23.24)	876,501	1.75	1.75	5.25	–
(22.51)	171,007	0.74	0.74	6.28	–
(22.80)	544	1.45	1.25	5.63	–
(22.63)	515	1.15	1.00	5.71	–
(22.55)	90	0.86	0.85	6.24	–
(22.39)	98,315	0.69	0.69	6.23	–

37

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

38

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

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The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

40

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Floating Rate Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

42

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,031.36	$4.95	$1,000.00	$1,020.26	$4.93	0.97%	184	366
Class B	$1,000.00	$1,027.38	$8.92	$1,000.00	$1,016.34	$8.87	1.75	184	366
Class C	$1,000.00	$1,027.55	$8.77	$1,000.00	$1,016.49	$8.72	1.72	184	366
Class I	$1,000.00	$1,033.80	$3.68	$1,000.00	$1,021.52	$3.66	0.72	184	366
Class R3	$1,000.00	$1,031.02	$6.38	$1,000.00	$1,018.85	$6.35	1.25	184	366
Class R4	$1,000.00	$1,031.25	$5.11	$1,000.00	$1,020.10	$5.08	1.00	184	366
Class R5	$1,000.00	$1,032.76	$3.58	$1,000.00	$1,021.62	$3.56	0.70	184	366
Class Y	$1,000.00	$1,033.12	$3.33	$1,000.00	$1,021.86	$3.31	0.65	184	366

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The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Floating Rate Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

44

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that, although the Fund’s portfolio manager had remained the same, the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

45

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

46

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

47

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-FR12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Floating Rate High Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Floating Rate High Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 9/30/11 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Floating Rate High Income A#	10.54%	11.91%
Floating Rate High Income A##	7.22%	8.82%
Floating Rate High Income C#	9.70%	11.07%
Floating Rate High Income C##	8.70%	11.07%
Floating Rate High Income I#	10.80%	12.18%
Floating Rate High Income R3#	9.98%	11.37%
Floating Rate High Income R4#	10.31%	11.71%
Floating Rate High Income R5#	10.64%	12.04%
Floating Rate High Income Y#	10.64%	12.04%
Credit Suisse Leveraged Loan Index	8.34%	10.20%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 3.00% and Class C reflects a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of May 18, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate High Income Fund

Manager Discussion

October 31, 2012 (Unaudited)

Portfolio Managers
Michael Bacevich
Vice President and Fixed Income Portfolio Manager

As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. At the end of a transition period of approximately 4 weeks ending on May 18, 2012, Hartford Investment Management Company ceased serving as a sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Floating Rate High Income Fund returned 10.54%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Credit Suisse Leveraged Loan Index, which returned 8.34% for the same period. The Fund also outperformed the 8.12% return of the average Fund in the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

During the annual period, fixed income markets were extremely volatile due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and Federal Open Market Committee (FOMC) - responded with bold policy moves in order to prop up the markets. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, for the period. Positive effects from security selection decisions outweighed the negative impact from sector allocation decisions during the period. Underweight allocations (i.e. the Fund’s sector position was less than the benchmark position) to the Aerospace & Defense and Technology sectors contributed positively to relative performance, while underweights to Media NonCable and Utilities detracted from relative results. In the Energy sector, exposure to an out-of-benchmark position in Chesapeake Energy helped relative results. Within the Technology sector, an overweight to Ceridian represented the primary contributor to relative performance, while overweights to Property Data and Misys PLC also aided results. Lack of exposure to Revel Entertainment within the Gaming sector contributed to benchmark relative performance during the period. Lack of exposure to TXU represented the primary detractor from relative returns in the Utilities sector. Within the Financial Services sector, overweights to Synagro Technology and Nuveen Investments hurt relative performance. During the period, lower quality loans underperformed their higher rated counterparts. The portfolio’s underweight to BB rated loans aided relative returns. Security selection within B rated securities also contributed positively to relative performance.

What is the outlook?

We believe that the outlook for bank loans remains positive. We believe that the sector will continue to benefit from strong credit fundamentals, evidenced by low interest expense relative to earnings. The bank-loan default rate by principal amount and issuer count ticked up to 1.06% and 1.21% by period end, respectively. Less than $20 billion is scheduled to mature through 2013, supporting continued low defaults. With bank-loan mutual funds continuing to experience net inflows, the technical picture remains resilient. Moreover, we believe that the market for collateralized loan obligations (CLOs), one of the main sources of demand for bank loans, has revived. However, with the Fed firmly on hold through mid-2015, we believe that the floating-rate feature of bank loans has lost some of its near-term appeal. Despite recent improvement, bank loans valuations still reflect investor skittishness about holding risk assets. The yield premium typically associated with high yield over bank loans for the higher interest rate risk and lower position on the capital structure has eroded.

Despite the recent rally, we believe that high yield bonds remain attractive, given strong fundamentals, attractive yield advantage and a supportive technical backdrop. The trailing 12-month par-weighted default rate declined to 1.77% in October, well below the 25-year average of 4.20%. We believe that issuers have meaningfully strengthened their balance sheets and liquidity positions since the 2008 credit crisis. In recent years, proceeds from new issuance have been used mainly to refinance existing debt, which should help mitigate default risk over the next few years. Finally, the sector’s average yield of 6.52% compares favorably to other fixed income sectors. One issue that we feel has become increasingly important in high yield is negative convexity - the prospect that capital appreciation is likely to be limited

3

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

because of the callable nature of high yield debt. In aggregate, we recognize the risks of a severe macro economic backdrop; however, average spreads are currently in the 59th percentile (only in 41% of months since 1994 have U.S. High Yield valuations been cheaper) which suggests there may be room for further spread tightening.

Distribution by Credit Quality
as of October 31, 2012
Credit Rating *	Percentage of Net Assets
Ba / BB	18.9%
B	61.9
Caa / CCC or Lower	10.6
Unrated	9.2
Non Debt Securities and Other Short-Term Instruments	6.2
Other Assets & Liabilities	(6.8)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2012
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	2.3%
Administrative Waste Management and Remediation	5.9
Agriculture, Construction, Mining and Machinery	5.0
Agriculture, Forestry, Fishing and Hunting	0.2
Air Transportation	3.5
Arts, Entertainment and Recreation	8.5
Chemical Manufacturing	4.5
Computer and Electronic Product Manufacturing	1.9
Construction	1.2
Finance and Insurance	6.9
Food Manufacturing	2.8
Furniture and Related Product Manufacturing	1.5
Health Care and Social Assistance	6.4
Information	15.0
Media	0.1
Mining	3.5
Miscellaneous Manufacturing	1.1
Motor Vehicle and Parts Manufacturing	3.4
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.2
Petroleum and Coal Products Manufacturing	6.5
Pipeline Transportation	1.1
Plastics and Rubber Products Manufacturing	0.9
Primary Metal Manufacturing	0.8
Professional, Scientific and Technical Services	2.9
Real Estate, Rental and Leasing	1.9
Retail Trade	6.2
Soap, Cleaning Compound and Toilet Manufacturing	0.4
Textile Product Mills	0.7
Transit and Ground Passenger Transportation	0.4
Truck Transportation	1.1
Utilities	2.7
Wholesale Trade	0.9
Total	100.6%
Short-Term Investments	6.2
Other Assets and Liabilities	(6.8)
Total	100.0%

4

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 15.5%
	Accommodation and Food Services - 0.5%
	Caesars Operating Escrow
$500	9.00%, 02/15/2020 ■‡	$497

	Administrative Waste Management and Remediation - 0.2%
	Energy Solutions, Inc. LLC
200	10.75%, 08/15/2018	186

	Arts, Entertainment and Recreation - 1.4%
	Cengage Learning ACQ, Inc.
190	11.50%, 04/15/2020 ■‡	204
	Cenveo, Inc.
215	8.88%, 02/01/2018 ‡	194
	Chester Downs & Marina LLC
340	9.25%, 02/01/2020 ■‡	338
	Clear Channel Communications, Inc.
274	9.00%, 12/15/2019 ■	247
	Downstream Development Authority of Quapaw Tribe of Oklahoma
118	10.50%, 07/01/2019 ■	127
	Great Canadian Gaming Co.
CAD 295	6.63%, 07/25/2022 ■	305
		1,415
	Chemical Manufacturing - 2.3%
	Hexion Specialty Chemicals
300	8.88%, 02/01/2018 ‡	303
	Hexion U.S. Finance Corp.
58	6.63%, 04/15/2020	58
	MPM Escrow LLC/MPM Finance Corp.
1,240	8.88%, 10/15/2020 ■	1,215
	Nufarm Australia Ltd.
756	6.38%, 10/15/2019 ■	775
		2,351
	Computer and Electronic Product Manufacturing - 0.5%
	Freescale Semiconductor, Inc.
500	9.25%, 04/15/2018 ■‡	535

	Finance and Insurance - 2.1%
	AmeriGas Finance LLC
250	6.75%, 05/20/2020 ‡	269
	Ineos Finance plc
400	8.38%, 02/15/2019 ■‡	420
	Nuveen Investments, Inc.
765	9.13%, 10/15/2017 ■	764
	Offshore Group Investments Ltd.
147	11.50%, 08/01/2015 ‡	162
	Rivers Pittsburgh L.P.
465	9.50%, 06/15/2019 ■‡	502
		2,117
	Food Manufacturing - 0.2%
	Post Holdings, Inc.
228	7.38%, 02/15/2022 ■‡	242

	Health Care and Social Assistance - 0.6%
	Biomet, Inc.
360	6.50%, 08/01/2020 ■	372
	Community Health Systems, Inc.
220	7.13%, 07/15/2020 ‡	232
		604
	Information - 2.2%
	First Data Corp.
1,080	6.75%, 11/01/2020 ■‡	1,080
	Level 3 Financing, Inc.
350	4.47%, 02/15/2015 ‡Δ	349
300	10.00%, 02/01/2018 ‡	334
	Softbrands, Inc.
200	11.50%, 07/15/2018	232
	UPCB Finance VI Ltd.
248	6.88%, 01/15/2022 ■	265
		2,260
	Mining - 0.2%
	FMG Resources Pty Ltd.
250	8.25%, 11/01/2019 ■	250

	Nonmetallic Mineral Product Manufacturing - 0.2%
	Ardagh Packaging Finance plc
200	7.38%, 10/15/2017 ■‡	215

	Petroleum and Coal Products Manufacturing - 2.2%
	Chesapeake Energy Corp.
340	6.88%, 08/15/2018 ‡	357
	EP Energy Finance, Inc.
1,000	7.75%, 09/01/2022 ■‡	1,035
	MEG Energy Corp.
121	6.38%, 01/30/2023 ■	129
	Shelf Drilling Holdings Ltd.
695	8.63%, 11/01/2018 ■	699
		2,220
	Plastics and Rubber Products Manufacturing - 0.2%
	Sealed Air Corp.
200	8.13%, 09/15/2019 ■	219

	Retail Trade - 0.6%
	GRD Holding III Corp.
585	10.75%, 06/01/2019 ■‡	593
	Libby Glass, Inc.
45	6.88%, 05/15/2020 ■‡	48
		641
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	YCC Holdings LLC
400	10.25%, 02/15/2016 Þ	413

	Utilities - 1.7%
	Calpine Corp.
400	7.25%, 10/15/2017 ■‡	424
	NRG Energy, Inc.
1,000	6.63%, 03/15/2023 ■‡	1,030
250	7.63%, 01/15/2018 ‡	273
		1,727
	Total corporate bonds
	(cost $15,594)	$15,892

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 85.1%
	Accommodation and Food Services - 1.8%
	Caesars Entertainment Operating Co., Inc.
$130	4.46%, 01/28/2018	$112
748	5.46%, 01/28/2018	670
1,041	9.50%, 10/31/2016	1,064
		1,846
	Administrative Waste Management and Remediation - 5.7%
	Acosta, Inc.
1,108	5.00%, 03/02/2018	1,117
	ADS Waste Holdings, Inc.
1,085	5.25%, 10/09/2019	1,095
	Affinion Group, Inc., Tranche B Term Loan
1,221	5.00%, 07/16/2015	1,148
	InVentiv Health, Inc., Term Loan B2
347	6.75%, 05/15/2018	339
	NaNa Development Corp.
1,388	6.50%, 07/22/2016	1,371
	Synagro Technologies, Inc.
520	2.40%, 03/28/2014	449
	Wolverine Healthcare Analytics, Inc.
329	5.75%, 06/06/2019	329
		5,848
	Agriculture, Construction, Mining and Machinery - 5.0%
	Hupah Finance, Inc.
428	6.27%, 01/21/2019	430
	Kion Group GmbH
1,344	3.46%, 12/23/2014 Þ	1,312
1,344	3.96%, 12/29/2015 Þ	1,319
	Nortek, Inc.
87	5.26%, 04/26/2017	87
	Veyance Technologies, Inc.
1,555	2.47%, 07/31/2014	1,541
500	5.96%, 07/31/2015	483
		5,172
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Milk Specialties Co.
149	8.50%, 12/23/2017	150

	Air Transportation - 3.5%
	Delta Air Lines, Inc.
650	5.25%, 10/18/2018	646
	Delta Air Lines, Inc., Term Loan
346	5.50%, 04/20/2017	346
	Landmark Aviation
1,000	5.03%, 10/25/2019 ☼	1,003
	US Airways Group, Inc.
1,633	2.71%, 03/23/2014	1,593
		3,588
	Arts, Entertainment and Recreation - 7.1%
	24 Hour Fitness Worldwide, Inc.
851	7.50%, 04/22/2016	855
	Cengage Learning Acquisitions, Inc.
497	2.47%, 07/03/2014	473
583	5.72%, 07/05/2017	529
	Cenveo Corp.
205	6.63%, 12/21/2016	206
	Cequel Communications LLC
612	4.00%, 02/14/2019	613
	Clear Channel Communications, Inc.
462	3.61%, 07/30/2014	448
456	3.86%, 01/29/2016	374
	ClubCorp Club Operations, Inc.
494	6.00%, 11/30/2016	495
	Cumulus Media Holdings, Inc.
124	5.75%, 09/17/2018	125
	Golden Nugget, Inc.
359	3.27%, 06/22/2014 Þ	342
	Golden Nugget, Inc., Delayed Draw
200	3.27%, 06/22/2014 Þ	191
	Kabel Deutschland GmbH
1,381	4.25%, 02/01/2019	1,387
	San Juan Cable LLC
123	6.00%, 06/09/2017	123
	Univision Communications, Inc.
1,135	4.46%, 03/31/2017	1,109
		7,270
	Chemical Manufacturing - 2.2%
	Ineos US Finance LLC
1,132	6.50%, 05/04/2018	1,147
	Momentive Specialty Chemicals, Inc.
246	4.04%, 05/05/2015	244
	Univar, Inc.
596	5.00%, 06/30/2017	589
	Utex Industries, Inc.
233	7.00%, 12/15/2016	233
		2,213
	Computer and Electronic Product Manufacturing - 2.2%
	Ceridian Corp.
1,170	5.96%, 05/09/2017	1,166
	Sorenson Communications, Inc.
776	6.00%, 08/16/2013	764
	SRA International, Inc.
289	6.50%, 07/20/2018	281
		2,211
	Construction - 1.2%
	Brock Holdings III, Inc.
479	6.01%, 03/16/2017	479
752	10.00%, 03/16/2018	756
		1,235
	Finance and Insurance - 4.8%
	Asurion Corp., 2nd Lien Term Loan
356	9.00%, 05/24/2019	368
	Asurion Corp., Term Loan
433	5.50%, 05/24/2018	436
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
74	8.75%, 12/18/2017	68
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
176	8.75%, 12/18/2017	163
	Chrysler Group LLC
595	6.00%, 05/24/2017	608
	EVERTEC LLC
299	5.50%, 09/30/2016	299
	HUB International Ltd.
247	6.75%, 12/13/2017	248

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 85.1% - (continued)
	Finance and Insurance - 4.8% - (continued)
	Lonestar Intermediate Super Holdings LLC
$136	11.00%, 09/02/2019	$144
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
252	4.21%, 11/29/2013	250
	Nuveen Investments, Inc.
805	5.84%, 05/13/2017	802
81	7.25%, 05/13/2017	82
1,440	8.25%, 02/28/2019	1,462
		4,930
	Food Manufacturing - 2.6%
	Advance Pierre Foods
616	5.75%, 07/10/2017	620
1,000	9.50%, 10/10/2017	1,008
	Del Monte Foods Co.
313	4.50%, 03/08/2018	312
	Pinnacle Foods Finance LLC
379	4.75%, 10/17/2018	380
	Roundy's Supermarkets, Inc.
370	5.75%, 02/13/2019	359
		2,679
	Furniture and Related Product Manufacturing - 1.5%
	AOT Bedding Super Holdings LLC
1,085	5.00%, 10/01/2019	1,084
	Wilsonart International Holding LLC
425	4.78%, 10/03/2019 ☼	426
		1,510
	Health Care and Social Assistance - 5.8%
	Alere, Inc.
285	4.75%, 06/30/2017	286
	Ardent Health Services LLC, Term Loan
122	6.50%, 09/15/2015	123
	Bausch & Lomb, Inc.
329	5.25%, 05/17/2019	333
	DJO Finance LLC
817	6.25%, 09/15/2017	819
	Immucor, Inc.
297	5.75%, 08/19/2018	299
	Medpace Intermediateco, Inc.
231	6.50%, 06/19/2017	222
	MultiPlan, Inc.
441	4.75%, 08/26/2017	443
	Par Pharmeceutical Cos., Inc.
850	5.00%, 09/30/2019	847
	Pharmaceutical Product Development, Inc.
426	6.25%, 12/05/2018	431
	Sheridan Holdings, Inc.
140	6.00%, 06/29/2018	140
	US Renal Care, Inc.
499	6.25%, 07/03/2019	504
666	10.25%, 01/03/2020	681
	Valeant Pharmaceuticals International, Inc.
820	3.85%, 09/27/2019 ☼	822
		5,950
	Information - 12.1%
	Aspect Software, Inc.
234	6.25%, 05/07/2016	233
	Avaya, Inc., Term B-3 Loan
246	4.93%, 10/26/2017	219
	Blackboard, Inc.
248	7.50%, 10/04/2018	249
	Decision Insight Information Group I, Inc.
473	7.00%, 01/04/2017	468
	Emdeon, Inc.
413	5.00%, 11/02/2018	418
	Epicor Software Corp.
421	5.00%, 05/16/2018	423
	First Data Corp.
428	5.21%, 03/24/2017	420
	First Data Corp., Extended 1st Lien Term Loan
1,150	4.21%, 03/26/2018	1,095
	Gray Television, Inc.
450	4.40%, 10/12/2019 ☼	451
	Intelsat Jackson Holdings S.A
475	4.50%, 02/01/2014	469
	Kronos, Inc.
700	4.53%, 10/31/2019 ☼	704
750	8.65%, 04/25/2020 ☼	754
	Lawson Software, Inc.
698	5.25%, 04/05/2018	705
	Leap Wireless International, Inc.
255	4.75%, 10/10/2019	256
	Level 3 Financing, Inc.
315	4.75%, 08/01/2019	316
1,920	5.25%, 08/01/2019	1,940
	MISYS plc
1,350	7.25%, 12/12/2018	1,355
	MModal, Inc.
400	6.75%, 08/16/2019	396
	Novell, Inc.
354	7.25%, 11/22/2017	358
	Peak 10, Inc.
320	6.53%, 10/31/2018 ☼	316
	Skillsoft Corp.
269	5.00%, 05/26/2017	271
	WideOpenWest Finance LLC
339	6.25%, 07/17/2018	342
	Zayo Group LLC
254	5.25%, 07/02/2019	255
		12,413
	Media - 0.1%
	Primedia, Inc.
153	7.50%, 01/13/2018	145

	Mining - 3.3%
	Arch Coal, Inc.
1,611	5.75%, 05/16/2018	1,624
	Fortescue Metals Group Ltd.
1,700	5.54%, 10/18/2017 ☼	1,691
	Metal Services LLC
116	9.00%, 09/29/2017	115
		3,430
	Miscellaneous Manufacturing - 1.1%
	DAE Aviation Holdings, Inc.
68	7.25%, 07/31/2014	68
	Reynolds Group Holdings, Inc.
735	4.75%, 09/28/2018	737

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 85.1% - (continued)
	Miscellaneous Manufacturing - 1.1% - (continued)
	Sequa Corp.
$298	6.25%, 12/03/2014	$298
	Standard Aero Ltd.
65	7.25%, 07/31/2014	65
		1,168
	Motor Vehicle and Parts Manufacturing - 3.4%
	AM General LLC, Term B Facility
589	3.20%, 09/30/2013	571
	Navistar, Inc.
2,745	7.00%, 08/17/2017	2,752
	Schaeffler AG
185	6.00%, 01/27/2017	187
		3,510
	Other Services - 0.2%
	Husky Injection Molding Systems Ltd.
241	5.75%, 07/02/2018	244

	Petroleum and Coal Products Manufacturing - 4.3%
	Chesapeake Energy Corp.
322	8.50%, 12/02/2017	322
	Dynegy Midwest Generation LLC
495	9.25%, 08/05/2016	514
	Plains Exploration & Production Co.
721	3.91%, 10/15/2019 ☼	724
	Samson Investment Co.
615	6.00%, 09/25/2018	620
	Shelf Drilling International Holdings Ltd.
1,800	6.25%, 04/15/2018 ☼	1,800
	Willbros United States Holdings, Inc.
469	9.50%, 06/30/2014	471
		4,451
	Pipeline Transportation - 1.4%
	Energy Transfer Equity L.P.
283	3.75%, 03/23/2017	282
	EP Energy LLC
760	4.03%, 03/31/2019 ☼	758
117	5.00%, 05/24/2018	117
	NGPL Pipeco LLC
241	6.75%, 09/15/2017	246
		1,403
	Plastics and Rubber Products Manufacturing - 0.7%
	Consolidated Container Co. LLC
500	5.00%, 07/03/2019	500
	Trinseo Materials Operating S.C.A
224	8.00%, 08/02/2017	214
		714
	Primary Metal Manufacturing - 0.8%
	WireCo WorldGroup, Inc.
785	6.00%, 02/15/2017	794

	Professional, Scientific and Technical Services - 2.9%
	Advantage Sales & Marketing, Inc., 2nd Lien Term Loan
850	9.25%, 06/18/2018	850
	Advantage Sales & Marketing, Inc., Term Loan B
347	5.25%, 12/18/2017	348
	AlixPartners, LLP
299	6.50%, 06/28/2019	303
141	10.75%, 12/27/2019	142
	Paradigm Ltd., Term Loan B1
1,000	6.50%, 07/30/2019	996
	Paradigm Ltd., Term Loan B2
356	10.50%, 07/30/2020	358
		2,997
	Real Estate, Rental and Leasing - 1.9%
	Fly Leasing Ltd.
500	6.75%, 08/08/2018	501
	Realogy Corp.
125	3.21%, 10/05/2013	121
	Realogy Corp., Extended 1st Lien Term Loan B
1,275	4.46%, 10/10/2016	1,271
	Realogy Corp., Extended Credit Linked Deposit
99	4.46%, 10/10/2016	99
		1,992
	Retail Trade - 5.6%
	Academy Ltd.
248	6.00%, 08/03/2018	248
	BJ's Wholesale Club, Inc.
1,086	5.75%, 09/26/2019	1,096
	Burlington Coat Factory Warehouse Corp.
118	5.50%, 02/23/2017	119
	EB Sports Corp.
18	11.50%, 12/31/2015 Þ	18
	Great Atlantic & Pacific Tea Co., Inc.
1,330	11.00%, 03/13/2017	1,237
	Gymboree Corp.
220	5.00%, 02/23/2018	215
	Party City Holdings, Inc.
325	5.75%, 07/27/2019	328
	Rite Aid Corp., Tranche 5 Term Loan
1,649	4.50%, 03/03/2018	1,645
	Sports (The) Authority, Inc.
696	7.50%, 11/16/2017	697
	Sprouts Farmers Markets Holdings LLC
123	6.00%, 04/18/2018	124
		5,727
	Textile Product Mills - 0.7%
	Levi Strauss & Co.
675	2.46%, 04/04/2014	671

	Transit and Ground Passenger Transportation - 0.4%
	Emergency Medical Services Corp.
372	5.25%, 05/25/2018	374

	Truck Transportation - 1.1%
	Nexeo Solutions LLC
785	5.00%, 09/09/2017	770
	Swift Transportation Co. LLC
387	5.00%, 12/21/2017	390
		1,160

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 85.1% - (continued)
	Utilities - 0.7%
	Star West Generation LLC
$750	6.00%, 06/30/2018		$749

	Wholesale Trade - 0.9%
	Harbor Freight Tools USA, Inc.
364	5.50%, 11/14/2017		366
	HD Supply, Inc.
499	7.25%, 10/12/2017		513
			879
	Total senior floating rate interests
	(cost $85,947)		$87,423

	Total long-term investments
	(cost $101,541)		$103,315

SHORT-TERM INVESTMENTS - 6.2%
Other Investment Pools and Funds - 6.2%
	JP Morgan U.S. Government Money
6,404	Market Fund		$6,404

	Total short-term investments
	(cost $6,404)		$6,404

	Total investments
	(cost $107,945) ▲	106.8%	$109,719
	Other assets and liabilities	(6.8)%	(7,008)
	Total net assets	100.0%	$102,711

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $107,965 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,084
Unrealized Depreciation	(330)
Net Unrealized Appreciation	$1,754

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $12,530, which represents 12.2% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $9,346 at October 31, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Þ	This security may pay interest in additional principal instead of cash.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	11/15/2012	UBS	$301	$295	$6

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

10

The Hartford Floating Rate High Income Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	15,892	–	15,892	–
Senior Floating Rate Interests	87,423	–	87,423	–
Short-Term Investments	6,404	6,404	–	–
Total	$109,719	$6,404	$103,315	$–
Foreign Currency Contracts *	6	–	6	–
Total	$6	$–	$6	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate High Income Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $107,945)	$109,719
Cash	1,418
Unrealized appreciation on foreign currency contracts	6
Receivables:
Investment securities sold	371
Fund shares sold	1,067
Dividends and interest	556
Other assets	77
Total assets	113,214
Liabilities:
Payables:
Investment securities purchased	10,041
Fund shares redeemed	394
Investment management fees	16
Dividends	24
Administrative fees	—
Distribution fees	8
Accrued expenses	20
Total liabilities	10,503
Net assets	$102,711
Summary of Net Assets:
Capital stock and paid-in-capital	$99,922
Undistributed net investment income	24
Accumulated net realized gain	986
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,779
Net assets	$102,711

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.60/$10.93
Shares outstanding	4,378
Net assets	$46,387
Class C: Net asset value per share	$10.60
Shares outstanding	2,289
Net assets	$24,263
Class I: Net asset value per share	$10.60
Shares outstanding	1,422
Net assets	$15,072
Class R3: Net asset value per share	$10.58
Shares outstanding	213
Net assets	$2,252
Class R4: Net asset value per share	$10.58
Shares outstanding	217
Net assets	$2,292
Class R5: Net asset value per share	$10.58
Shares outstanding	214
Net assets	$2,264
Class Y: Net asset value per share	$10.58
Shares outstanding	962
Net assets	$10,181

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate High Income Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Interest	$4,097
Total investment income	4,097

Expenses:
Investment management fees	407
Administrative services fees	10
Transfer agent fees	35
Distribution fees
Class A	60
Class C	113
Class R3	11
Class R4	5
Custodian fees	3
Accounting services fees	12
Registration and filing fees	126
Board of Directors' fees	2
Audit fees	11
Other expenses	15
Total expenses (before waivers)	810
Expense waivers	(164)
Total waivers	(164)
Total expenses, net	646
Net Investment Income	3,451
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	912
Net realized loss on foreign currency contracts	(43)
Net realized gain on other foreign currency transactions	12
Net Realized Gain on Investments and Foreign Currency Transactions	881
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,265
Net unrealized appreciation of foreign currency contracts	24
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	16
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,305
Net Gain on Investments and Foreign Currency Transactions	2,186
Net Increase in Net Assets Resulting from Operations	$5,637

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate High Income Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Period September 30, 2011* Through October 31, 2011
Operations:
Net investment income	$3,451	$94
Net realized gain on investments and foreign currency transactions	881	21
Net unrealized appreciation of investments and foreign currency transactions	1,305	474
Net Increase In Net Assets Resulting From Operations	5,637	589
Distributions to Shareholders:
From net investment income
Class A	(1,388)	(16)
Class C	(564)	(4)
Class I	(407)	(6)
Class R3	(125)	(4)
Class R4	(132)	(5)
Class R5	(139)	(6)
Class Y	(623)	(25)
Total distributions	(3,378)	(66)
Capital Share Transactions:
Class A	38,602	6,722
Class C	20,714	3,053
Class I	12,183	2,563
Class R3	128	2,004
Class R4	168	2,005
Class R5	139	2,006
Class Y	623	9,019
Net increase from capital share transactions	72,557	27,372
Net Increase In Net Assets	74,816	27,895
Net Assets:
Beginning of period	27,895	—
End of period	$102,711	$27,895
Undistributed (distribution in excess of) net investment income (loss)	$24	$31

*Commencement of operations.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Floating Rate High Income Fund

Notes to the Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Floating Rate High Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

15

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

16

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

17

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

18

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

19

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$6	$—	$—	$—	$—	$6
Total	$—	$6	$—	$—	$—	$—	$6

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(43)	$—	$—	$—	$—	$(43)
Total	$—	$(43)	$—	$—	$—	$—	$(43)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$24	$—	$—	$—	$—	$24
Total	$—	$24	$—	$—	$—	$—	$24

20

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

21

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$3,354	$66

*	The Fund commenced operations on September 30, 2011

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$976
Undistributed Long-Term Capital Gain	83
Unrealized Appreciation *	1,754
Total Accumulated Earnings	$2,813

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(80)
Accumulated Net Realized Gain (Loss)	87
Capital Stock and Paid-in-Capital	(7)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

22

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 23, 2012, HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. For a transition period beginning April 23, 2012, Wellington Management and Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s prior sub-adviser, each served as a sub-adviser for the Fund. After such transition period, Hartford Investment Management no longer served as a sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $2.0 billion	0.6500%
On next $2.5 billion	0.6400%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through April 22, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $4.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

23

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $218 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $17.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

24

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	640	15%
Class C	212	9
Class I	214	15
Class R3	213	100
Class R4	213	98
Class R5	214	100
Class Y	962	100

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$111,113
Sales Proceeds Excluding U.S. Government Obligations	38,213

25

The Hartford Floating Rate High Income Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and for the period September 30, 2011, (commencement of operations) through October 31, 2011:

	For the Year Ended October 31, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued From Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	4,379	128	(801)	—	3,706	671	1	—	—	672
Amount	$45,707	$1,334	$(8,439)	$—	$38,602	$6,706	$16	$—	$—	$6,722
Class C
Shares	2,050	52	(117)	—	1,985	304	—	—	—	304
Amount	$21,398	$542	$(1,226)	$—	$20,714	$3,049	$4	$—	$—	$3,053
Class I
Shares	1,504	36	(374)	—	1,166	255	1	—	—	256
Amount	$15,729	$381	$(3,927)	$—	$12,183	$2,557	$6	$—	$—	$2,563
Class R3
Shares	1	12	—	—	13	200	—	—	—	200
Amount	$3	$125	$—	$—	$128	$2,000	$4	$—	$—	$2,004
Class R4
Shares	4	13	—	—	17	200	—	—	—	200
Amount	$36	$132	$—	$—	$168	$2,000	$5	$—	$—	$2,005
Class R5
Shares	2	13	(2)	—	13	200	1	—	—	201
Amount	$25	$139	$(25)	$—	$139	$2,000	$6	$—	$—	$2,006
Class Y
Shares	—	60	—	—	60	899	3	—	—	902
Amount	$—	$623	$—	$—	$623	$8,994	$25	$—	$—	$9,019
Total
Shares	7,940	314	(1,294)	—	6,960	2,729	6	—	—	2,735
Amount	$82,898	$3,276	$(13,617)	$—	$72,557	$27,306	$66	$—	$—	$27,372

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

26

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

27

The Hartford Floating Rate High Income Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (D)
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$–	$–	$(0.64)	$10.60
C	10.20	0.54	0.42	0.96	(0.56)	–	–	(0.56)	10.60
I	10.20	0.65	0.42	1.07	(0.67)	–	–	(0.67)	10.60
R3	10.20	0.61	0.38	0.99	(0.61)	–	–	(0.61)	10.58
R4	10.20	0.64	0.38	1.02	(0.64)	–	–	(0.64)	10.58
R5	10.20	0.67	0.38	1.05	(0.67)	–	–	(0.67)	10.58
Y	10.20	0.67	0.38	1.05	(0.67)	–	–	(0.67)	10.58

From September 30, 2011 (commencement of operations), through October 31, 2011 (D)
A(E)	10.00	0.03	0.20	0.23	(0.03)	–	–	(0.03)	10.20
C(E)	10.00	0.03	0.19	0.22	(0.02)	–	–	(0.02)	10.20
I(E)	10.00	0.04	0.19	0.23	(0.03)	–	–	(0.03)	10.20
R3(E)	10.00	0.03	0.19	0.22	(0.02)	–	–	(0.02)	10.20
R4(E)	10.00	0.03	0.20	0.23	(0.03)	–	–	(0.03)	10.20
R5(E)	10.00	0.04	0.19	0.23	(0.03)	–	–	(0.03)	10.20
Y(E)	10.00	0.04	0.19	0.23	(0.03)	–	–	(0.03)	10.20

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

10.54%		$46,387	1.31%		1.04%		5.93%		67%
9.70		24,263	2.05		1.78		5.18		–
10.80		15,072	1.05		0.78		6.23		–
9.98		2,252	1.72		1.35		5.85		–
10.31		2,292	1.42		1.05		6.15		–
10.64		2,264	1.12		0.75		6.45		–
10.64		10,181	1.02		0.75		6.45		–

2.25	(F)	6,855	1.29	(G)	1.00	(G)	4.72	(G)	0
2.19	(F)	3,101	2.07	(G)	1.78	(G)	4.21	(G)	–
2.28	(F)	2,611	1.05	(G)	0.76	(G)	5.10	(G)	–
2.22	(F)	2,044	1.74	(G)	1.35	(G)	4.25	(G)	–
2.25	(F)	2,044	1.44	(G)	1.05	(G)	4.55	(G)	–
2.28	(F)	2,045	1.14	(G)	0.75	(G)	4.85	(G)	–
2.27	(F)	9,195	1.04	(G)	0.75	(G)	4.85	(G)	–

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate High Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate High Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

30

The Hartford Floating Rate High Income Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

31

The Hartford Floating Rate High Income Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1)	Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2)	Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

32

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Floating Rate High Income Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

34

The Hartford Floating Rate High Income Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,041.05	$5.39	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class C	$1,000.00	$1,037.12	$9.11	$1,000.00	$1,016.19	$9.02	1.78	184	366
Class I	$1,000.00	$1,042.38	$3.95	$1,000.00	$1,021.27	$3.91	0.77	184	366
Class R3	$1,000.00	$1,038.55	$6.92	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R4	$1,000.00	$1,040.11	$5.38	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class R5	$1,000.00	$1,041.68	$3.85	$1,000.00	$1,021.37	$3.81	0.75	184	366
Class Y	$1,000.00	$1,041.68	$3.85	$1,000.00	$1,021.37	$3.81	0.75	184	366

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-FRHI12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Fundamental Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Fundamental Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Fundamental Growth Fund inception 05/24/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investments in Class A which a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expense charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Fundamental Growth A#	4.51%	-1.71%	5.81%
Fundamental Growth A##	-1.24%	-2.82%	5.21%
Fundamental Growth B#	3.84%	-2.41%	5.19%	*
Fundamental Growth B##	-1.15%	-2.74%	5.19%	*
Fundamental Growth C#	3.84%	-2.45%	5.04%
Fundamental Growth C##	2.84%	-2.45%	5.04%
Fundamental Growth I#	4.90%	-1.55%	5.90%
Fundamental Growth R3#	4.36%	-1.57%	6.13%
Fundamental Growth R4#	4.71%	-1.41%	6.21%
Fundamental Growth R5#	5.00%	-1.27%	6.28%
Fundamental Growth Y#	5.05%	-1.25%	6.30%
Russell 1000 Growth Index	13.02%	1.95%	7.15%

#	Without sales charge

##	With sales charge

*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Includes the Fund’s performance when it invested primarily, prior to 3/30/07, in equity securities, typically 20-40 large capitalization companies.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Fundamental Growth Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Fundamental Growth Fund returned 4.51%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 1000 Growth Index, which returned 13.02% for the same period. The Fund also underperformed the 9.53% return of the average fund in the Lipper Large Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

In this environment, Value stocks (+16.9%) outperformed Growth stocks (+13.0%), as measured by the Russell 1000 Value and Russell 1000 Growth indices, respectively. Within the Russell 1000 Growth Index, all ten broad economic sectors posted positive returns. Telecommunication Services (+24%), Health Care (+22%), and Financials (+17%) had the strongest returns while Utilities (+7%), Materials (+8%), and Industrials (+10%) lagged on a relative basis.

The Fund underperformed the benchmark during the period primarily due to weak security selection. Stock selection was weakest within the Consumer Discretionary, Energy, and Health Care sectors, which more than offset positive selection within Financials. Sector allocation, which is a result of bottom-up stock selection, contributed modestly to relative results, in part due to an overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Financials and an underweight allocation to Materials.

Top detractors from relative performance included ITT Educational Services (Consumer Discretionary), Joy Global (Industrials), and Barrick Gold (Materials). Shares of ITT Educational Services, a provider of postsecondary degree programs in the US, fell after the company posted disappointing second quarter earnings. Total enrollment also declined during the period, reflecting management's initiatives to comply with new regulations. Shares of U.S.-based coal and ore mining equipment manufacturer Joy Global declined during the period due to depressed natural gas prices in the US and weak coal demand. Shares of Canada-based gold exploration and mining company Barrick Gold declined after the company reported weak earnings that fell below consensus expectations. The shortfall was mostly due to lower production and higher costs in the Asia-Pacific and Africa regions. While the company maintained 2012 production guidance, cost guidance increased. Tempur-Pedic (Consumer Discretionary) was also among the top detractors from absolute performance (i.e. total return).

Top contributors to relative performance included Visa (Information Technology), eBay (Information Technology), and D R Horton (consumer discretionary). Shares of payment technology company Visa climbed based on strong reported card use both in the U.S. and internationally. Shares of eBay, a U.S.-based global provider of online marketplaces and payment options, rallied after the company reported better-than-expected first quarter results due primarily to strong growth in the marketplace segment and higher transaction margins in the payments segment. Shares of homebuilder D R Horton rose as housing fundamentals continue to improve. Apple (Information Technology) was also among the top contributors to absolute performance.

What is the outlook?

We believe that barring a catastrophic liquidity event in Europe, we have started to return to an environment where fundamentals once again matter. We continue to remain true to our process, focusing on high quality companies with attractive valuations, solid fundamentals, and strong balance

3

The Hartford Fundamental Growth Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

sheets. From a sector perspective, at the end of the period our greater-than-benchmark weight in Information Technology favors technology hardware. Our holdings are exposed to several strong product cycles and emerging product categories. We were underweight more defensively oriented sectors, such as Consumer Staples, where we see fewer attractive earnings growth opportunities relative to current valuations.

The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. At the end of the period, the Fund was most overweight in Financials, Information Technology, and Health Care and most underweight in Consumer Staples, Consumer Discretionary, and Telecommunication Services relative to the Russell 1000 Growth Index.

At a meeting held on July 31-August 1, 2012, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Reorganization relating to the proposed reorganization of the Fund into The Hartford Growth Opportunities Fund. The reorganization requires shareholder approval from the Fund’s shareholders. A special meeting of shareholders is scheduled for December 17, 2012. If approved, the Reorganization is expected to occur on or before February 22, 2013.

Diversification by Industry
as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Capital Goods (Industrials)	9.6%
Commercial and Professional Services (Industrials)	0.5
Consumer Durables and Apparel (Consumer Discretionary)	2.1
Consumer Services (Consumer Discretionary)	2.0
Diversified Financials (Financials)	7.0
Energy (Energy)	4.1
Food and Staples Retailing (Consumer Staples)	2.2
Food, Beverage and Tobacco (Consumer Staples)	4.6
Health Care Equipment and Services (Health Care)	6.8
Household and Personal Products (Consumer Staples)	2.4
Insurance (Financials)	5.9
Materials (Materials)	2.4
Media (Consumer Discretionary)	0.8
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	5.8
Retailing (Consumer Discretionary)	8.5
Software and Services (Information Technology)	18.5
Technology Hardware and Equipment (Information Technology)	13.8
Short-Term Investments	2.7
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Fundamental Growth Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.0%
	Capital Goods - 9.6%
23	Belden, Inc.	$831
15	Deere & Co.	1,307
31	Eaton Corp.	1,440
3	Flowserve Corp.	434
27	Joy Global, Inc.	1,667
28	WESCO International, Inc. ●	1,830
		7,509
	Commercial and Professional Services - 0.5%
10	Manpower, Inc.	387

	Consumer Durables and Apparel - 2.1%
78	D.R. Horton, Inc.	1,627

	Consumer Services - 2.0%
16	ITT Educational Services, Inc. ●	346
26	Las Vegas Sands Corp.	1,198
		1,544
	Diversified Financials - 7.0%
11	BlackRock, Inc.	2,068
38	JP Morgan Chase & Co.	1,575
54	Waddell and Reed Financial, Inc. Class A w/ rights	1,790
		5,433
	Energy - 4.1%
16	Cameron International Corp. ●	830
10	National Oilwell Varco, Inc.	730
24	Newfield Exploration Co. ●	651
24	Whiting Petroleum Corp. ●	1,017
		3,228
	Food and Staples Retailing - 2.2%
37	CVS Caremark Corp.	1,731

	Food, Beverage and Tobacco - 4.6%
54	Green Mountain Coffee Roasters, Inc. ●	1,295
10	PepsiCo, Inc.	665
19	Philip Morris International, Inc.	1,647
		3,607
	Health Care Equipment and Services - 6.8%
9	Aetna, Inc.	389
29	Express Scripts Holding Co. ●	1,754
6	McKesson Corp.	550
33	St. Jude Medical, Inc.	1,255
24	UnitedHealth Group, Inc.	1,355
		5,303
	Household and Personal Products - 2.4%
37	Herbalife Ltd.	1,874

	Insurance - 5.9%
65	Aflac, Inc.	3,236
97	Assured Guaranty Ltd.	1,342
		4,578
	Materials - 2.4%
46	Barrick Gold Corp.	1,843

	Media - 0.8%
13	Walt Disney Co.	618

	Pharmaceuticals, Biotechnology and Life Sciences - 5.8%
16	Amgen, Inc.	1,367
20	Celgene Corp. ●	1,481
42	Teva Pharmaceutical Industries Ltd. ADR	1,710
		4,558
	Retailing - 8.5%
3	Amazon.com, Inc. ●	768
23	Bed Bath & Beyond, Inc. ●	1,327
21	Dollar General Corp. ●	997
43	Lowe's Co., Inc.	1,402
2	Priceline.com, Inc. ●	1,262
15	Ross Stores, Inc.	902
		6,658
	Software and Services - 18.5%
10	Accenture plc	681
9	Baidu, Inc. ADR ●	992
11	Check Point Software Technologies Ltd. ADR ●	467
23	eBay, Inc. ●	1,111
3	Google, Inc. ●	2,073
11	IBM Corp.	2,101
21	iGate Corp. ●	340
75	Microsoft Corp.	2,129
43	Oracle Corp.	1,341
19	Visa, Inc.	2,650
39	Western Union Co.	497
		14,382
	Technology Hardware and Equipment - 13.8%
10	Apple, Inc.	5,772
17	Arrow Electronics, Inc. ●	595
71	Cisco Systems, Inc.	1,208
82	EMC Corp. ●	1,993
20	Qualcomm, Inc.	1,172
		10,740
	Total common stocks
	(cost $71,670)	$75,620

	Total long-term investments
	(cost $71,670)	$75,620

SHORT-TERM INVESTMENTS - 2.7%
Repurchase Agreements - 2.7%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $376,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $384)
$376	0.30%, 10/31/2012	$376
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $153, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $156)
153	0.25%, 10/31/2012	153

 The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.7% - (continued)
Repurchase Agreements - 2.7% - (continued)
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $264, collateralized by FNMA 2.50%, 2027, value of $269)
$264	0.35%, 10/31/2012		$264
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $100, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $102)
100	0.35%, 10/31/2012		100
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $465, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $474)
465	0.28%, 10/31/2012		465
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$589, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $601)
589	0.25%, 10/31/2012		589
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $3, collateralized by U.S. Treasury Note 8.13%, 2019, value of $3)
3	0.25%, 10/31/2012		3
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $137, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $139)
137	0.30%, 10/31/2012		137
2087			2,087
	Total short-term investments
	(cost $2,087)		$2,087

	Total investments
	(cost $73,757) ▲	99.7%	$77,707
	Other assets and liabilities	0.3%	203
	Total net assets	100.0%	$77,910

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $76,300 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,868
Unrealized Depreciation	(5,461)
Net Unrealized Appreciation	$1,407

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$75,620	$75,620	$–	$–
Short-Term Investments	2,087	–	2,087	–
Total	$77,707	$75,620	$2,087	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

 The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $73,757)	$77,707
Receivables:
Investment securities sold	179
Fund shares sold	191
Dividends and interest	48
Other assets	38
Total assets	78,163
Liabilities:
Bank overdraft	17
Payables:
Investment securities purchased	86
Fund shares redeemed	109
Investment management fees	13
Administrative fees	—
Distribution fees	3
Accrued expenses	25
Total liabilities	253
Net assets	$77,910
Summary of Net Assets:
Capital stock and paid-in-capital	$73,433
Undistributed net investment income	176
Accumulated net realized gain	351
Unrealized appreciation of investments	3,950
Net assets	$77,910

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.91/$11.55
Shares outstanding	2,475
Net assets	$27,000
Class B: Net asset value per share	$10.03
Shares outstanding	100
Net assets	$1,006
Class C: Net asset value per share	$10.02
Shares outstanding	667
Net assets	$6,683
Class I: Net asset value per share	$10.97
Shares outstanding	49
Net assets	$540
Class R3: Net asset value per share	$11.26
Shares outstanding	12
Net assets	$138
Class R4: Net asset value per share	$11.35
Shares outstanding	10
Net assets	$117
Class R5: Net asset value per share	$11.39
Shares outstanding	10
Net assets	$118
Class Y: Net asset value per share	$11.40
Shares outstanding	3,711
Net assets	$42,308

The accompanying notes are an integral part of these financial statements.

9

The Hartford Fundamental Growth Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$1,324
Interest	3
Less: Foreign tax withheld	(15)
Total investment income	1,312

Expenses:
Investment management fees	792
Administrative services fees	1
Transfer agent fees	98
Distribution fees
Class A	73
Class B	13
Class C	75
Class R3	1
Class R4	—
Custodian fees	7
Accounting services fees	10
Registration and filing fees	95
Board of Directors' fees	4
Audit fees	11
Other expenses	21
Total expenses (before waivers and fees paid indirectly)	1,201
Expense waivers	(64)
Transfer agent fee waivers	(2)
Commission recapture	(1)
Total waivers and fees paid indirectly	(67)
Total expenses, net	1,134
Net Investment Income	178
Net Realized Gain on Investments:
Net realized gain on investments in securities	3,682
Net Realized Gain on Investments	3,682
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(829)
Net Changes in Unrealized Depreciation of Investments	(829)
Net Gain on Investments	2,853
Net Increase in Net Assets Resulting from Operations	$3,031

The accompanying notes are an integral part of these financial statements.

10

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$178	$294
Net realized gain on investments	3,682	10,634
Net unrealized depreciation of investments	(829)	(11,630)
Net Increase (Decrease) In Net Assets Resulting From Operations	3,031	(702)
Distributions to Shareholders:
From net investment income
Class A	(3)	—
Class B	—	—
Class C	(1)	—
Class I	(2)	—
Class R3	—	—
Class R4	—	—
Class R5	(1)	—
Class Y	(298)	—
Total from net investment income	(305)	—
From net realized gain on investments
Class A	(971)	—
Class B	(56)	—
Class C	(265)	—
Class I	(18)	—
Class R3	(5)	—
Class R4	(4)	—
Class R5	(4)	—
Class Y	(2,102)	—
Total from net realized gain on investments	(3,425)	—
Total distributions	(3,730)	—
Capital Share Transactions:
Class A	(2,399)	(8,486)
Class B	(587)	(764)
Class C	(788)	(1,619)
Class I	(31)	457
Class R3	6	39
Class R4	4	—
Class R5	4	—
Class Y	(22,892)	(35,922)
Net decrease from capital share transactions	(26,683)	(46,295)
Net Decrease In Net Assets	(27,382)	(46,997)
Net Assets:
Beginning of period	105,292	152,289
End of period	$77,910	$105,292
Undistributed (distribution in excess of) net investment income (loss)	$176	$293

The accompanying notes are an integral part of these financial statements.

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

12

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

14

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$294	$—
Long-Term Capital Gains ‡	3,436	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$176
Undistributed Long-Term Capital Gain	2,894
Unrealized Appreciation *	1,407
Total Accumulated Earnings	$4,477

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the

16

accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$10
Accumulated Net Realized Gain (Loss)	(10)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

17

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.30%
Class B	2.05
Class C	2.05
Class I	1.02
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.85

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $81 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the

18

average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	10	83%
Class R4	10	100
Class R5	10	100

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$120,370
Sales Proceeds Excluding U.S. Government Obligations	150,696

19

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	527	96	(836)	—	(213)	655	—	(1,399)	—	(744)
Amount	$5,766	$938	$(9,103)	$—	$(2,399)	$7,358	$—	$(15,844)	$—	$(8,486)
Class B
Shares	14	6	(77)	—	(57)	15	—	(88)	—	(73)
Amount	$136	$54	$(777)	$—	$(587)	$155	$—	$(919)	$—	$(764)
Class C
Shares	97	27	(195)	—	(71)	116	—	(270)	—	(154)
Amount	$965	$243	$(1,996)	$—	$(788)	$1,203	$—	$(2,822)	$—	$(1,619)
Class I
Shares	37	—	(38)	—	(1)	60	—	(24)	—	36
Amount	$388	$5	$(424)	$—	$(31)	$698	$—	$(241)	$—	$457
Class R3
Shares	16	—	(18)	—	(2)	4	—	—	—	4
Amount	$197	$5	$(196)	$—	$6	$39	$—	$—	$—	$39
Class R4
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$4	$—	$—	$4	$—	$—	$—	$—	$—
Class R5
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$5	$(1)	$—	$4	$—	$—	$—	$—	$—
Class Y
Shares	3,058	234	(5,452)	—	(2,160)	1,768	—	(5,275)	—	(3,507)
Amount	$34,998	$2,400	$(60,290)	$—	$(22,892)	$20,175	$—	$(56,097)	$—	$(35,922)
Total
Shares	3,749	363	(6,616)	—	(2,504)	2,618	—	(7,056)	—	(4,438)
Amount	$42,450	$3,654	$(72,787)	$—	$(26,683)	$29,628	$—	$(75,923)	$—	$(46,295)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	20	$222
For the Year Ended October 31, 2011	26	$292

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

20

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

21

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

15.	Subsequent Events:

At a meeting held on July 31-August 1, 2012, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Reorganization relating to the proposed reorganization of the Fund into The Hartford Growth Opportunities Fund. The reorganization requires shareholder approval from the Fund’s shareholders. A special meeting of shareholders is scheduled for December 17, 2012. If approved, the Reorganization is expected to occur on or before February 22, 2013.

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

22

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23

The Hartford Fundamental Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class(A)	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$10.83	$(0.01)	$0.46	$0.45	$(0.01)	$(0.36)	$–	$(0.37)	$10.91
B	10.05	(0.08)	0.43	0.35	(0.01)	(0.36)	–	(0.37)	10.03
C	10.04	(0.08)	0.43	0.35	(0.01)	(0.36)	–	(0.37)	10.02
I	10.88	0.02	0.47	0.49	(0.04)	(0.36)	–	(0.40)	10.97
R3	11.18	(0.04)	0.49	0.45	(0.01)	(0.36)	–	(0.37)	11.26
R4	11.23	–	0.49	0.49	(0.01)	(0.36)	–	(0.37)	11.35
R5	11.28	0.04	0.48	0.52	(0.05)	(0.36)	–	(0.41)	11.39
Y	11.29	0.05	0.47	0.52	(0.05)	(0.36)	–	(0.41)	11.40

For the Year Ended October 31, 2011
A	10.68	(0.01)	0.16	0.15	–	–	–	–	10.83
B	9.99	(0.10)	0.16	0.06	–	–	–	–	10.05
C	9.98	(0.09)	0.15	0.06	–	–	–	–	10.04
I	10.70	0.02	0.16	0.18	–	–	–	–	10.88
R3	11.05	(0.02)	0.15	0.13	–	–	–	–	11.18
R4	11.07	–	0.16	0.16	–	–	–	–	11.23
R5	11.08	0.04	0.16	0.20	–	–	–	–	11.28
Y	11.09	0.07	0.13	0.20	–	–	–	–	11.29

For the Year Ended October 31, 2010 (E)
A	9.08	(0.02)	1.62	1.60	–	–	–	–	10.68
B	8.56	(0.09)	1.52	1.43	–	–	–	–	9.99
C	8.55	(0.09)	1.52	1.43	–	–	–	–	9.98
I(F)	9.72	–	0.98	0.98	–	–	–	–	10.70
R3(F)	10.07	(0.03)	1.01	0.98	–	–	–	–	11.05
R4(F)	10.07	(0.01)	1.01	1.00	–	–	–	–	11.07
R5(F)	10.07	–	1.01	1.01	–	–	–	–	11.08
Y	9.41	0.03	1.68	1.71	(0.03)	–	–	(0.03)	11.09

For the Year Ended October 31, 2009
A	7.57	0.01	1.50	1.51	–	–	–	–	9.08
B	7.18	(0.03)	1.41	1.38	–	–	–	–	8.56
C	7.18	(0.05)	1.42	1.37	–	–	–	–	8.55
Y	7.82	0.05	1.54	1.59	–	–	–	–	9.41

For the Year Ended October 31, 2008
A	13.95	(0.01)	(4.85)	(4.86)	–	(1.52)	–	(1.52)	7.57
B	13.40	(0.09)	(4.61)	(4.70)	–	(1.52)	–	(1.52)	7.18
C	13.41	(0.09)	(4.62)	(4.71)	–	(1.52)	–	(1.52)	7.18
Y	14.27	–	(4.93)	(4.93)	–	(1.52)	–	(1.52)	7.82

(A)	Information presented relates to a share outstanding throughout the indicated period.

(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(E)	Per share amounts have been calculated using average shares outstanding method.

(F)	Commenced operations on May 28, 2010.

(G)	Not annualized.

(H)	Annualized.

24

-Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

4.51%		$27,000	1.40%		1.30%		(0.06)%		117%
3.84		1,006	2.35		2.05		(0.80)		–
3.84		6,683	2.10		2.05		(0.81)		–
4.90		540	1.06		1.02		0.23		–
4.36		138	1.63		1.50		(0.31)		–
4.71		117	1.35		1.20		0.04		–
5.00		118	1.01		0.90		0.34		–
5.05		42,308	0.89		0.85		0.40		–

1.40		29,093	1.35		1.30		(0.06)		95
0.60		1,578	2.29		2.05		(0.80)		–
0.60		7,408	2.07		2.05		(0.80)		–
1.68		546	1.02		1.00		0.22		–
1.18		151	1.62		1.50		(0.26)		–
1.45		111	1.31		1.20		0.04		–
1.81		112	0.98		0.90		0.34		–
1.80		66,293	0.87		0.85		0.39		–

17.62		36,651	1.45		1.40		(0.18)		91
16.71		2,300	2.39		2.16		(0.91)		–
16.73		8,902	2.16		2.15		(0.93)		–
10.08	(G)	153	0.89	(H)	0.89	(H)	0.08	(H)	–
9.73	(G)	110	1.59	(H)	1.53	(H)	(0.53	)(H)	–
9.93	(G)	110	1.29	(H)	1.23	(H)	(0.23	)(H)	–
10.03	(G)	110	0.98	(H)	0.93	(H)	0.07	(H)	–
18.17		103,953	0.91		0.91		0.28		–

19.95		27,915	1.63		1.40		0.15		113
19.22		3,943	2.58		1.95		(0.33)		–
19.08		8,103	2.36		2.17		(0.61)		–
20.34		14,000	1.04		1.04		0.56		–

(38.66)		23,989	1.48		1.45		(0.06)		110
(39.11)		6,254	2.30		2.19		(0.80)		–
(39.16)		8,276	2.21		2.20		(0.81)		–
(38.24)		10,872	0.96		0.96		0.36		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Fundamental Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Fundamental Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

26

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Fundamental Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 Through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 Through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$938.09	$6.33	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class B	$1,000.00	$934.76	$9.96	$1,000.00	$1,014.84	$10.38	2.05	184	366
Class C	$1,000.00	$934.70	$9.97	$1,000.00	$1,014.84	$10.38	2.05	184	366
Class I	$1,000.00	$939.21	$5.07	$1,000.00	$1,019.91	$5.28	1.04	184	366
Class R3	$1,000.00	$936.77	$7.30	$1,000.00	$1,017.60	$7.61	1.50	184	366
Class R4	$1,000.00	$938.79	$5.85	$1,000.00	$1,019.10	$6.09	1.20	184	366
Class R5	$1,000.00	$940.55	$4.39	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class Y	$1,000.00	$939.82	$4.15	$1,000.00	$1,020.86	$4.32	0.85	184	366

31

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Fundamental Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 1-year period, and that its performance was in line with the peer group for the 3- and 5-year periods. The Board also noted that the Fund had underperformed relative to its benchmark for the 1- and 3-year periods and that its performance was in line with the benchmark for the 5-year period. HIFSCO noted that it would continue to monitor the Fund’s performance. In addition, the Board noted that, at the July 31-August 1, 2012 meeting, it was being asked to approve the reorganization of the Fund into the Hartford Growth Opportunities Fund.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the

33

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-FG12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Global All-Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Global All-Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global All-Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total return.

Performance Overview 5/28/10 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Global All-Asset A#	6.97%	5.90%
Global All-Asset A##	1.09%	3.46%
Global All-Asset C#	6.17%	5.10%
Global All-Asset C##	5.17%	5.10%
Global All-Asset I#	7.28%	6.17%
Global All-Asset R3#	6.75%	5.61%
Global All-Asset R4#	7.05%	5.91%
Global All-Asset R5#	7.31%	6.21%
Global All-Asset Y#	7.38%	6.25%
Barclays U.S. Aggregate Bond Index	5.25%	6.09%
MSCI All Country World Index	9.17%	10.28%
MSCI World Index	10.11%	10.88%

# Without sales charge

## With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Class C reflects a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The Fund changed its benchmark from the MSCI World Index to the MSCI All Country World Index because the Fund’s investment manager believes that the MSCI World All Country World Index better reflects the investment universe available to the Fund’s portfolio managers.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global All-Asset Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Scott M. Elliot	Stephen A. Gorman, CFA	Brian M. Garvey
Senior Vice President and Asset Allocaiton Portfolio Manager	Vice President and Director of Tactical Asset Allocation	Vice President and Asset Allocation Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 6.97%, before sales charge, for the twelve-month period ended October 31, 2012, versus the returns of 10.11%, 9.17% and 5.25% for the MSCI World Index, MSCI All Country World Index and Barclays U.S. Aggregate Bond Index, respectively.  The Fund outperformed the 5.58% return of the average fund in the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe and encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. The ECB and Fed actions that supported equities also caused spreads in major fixed income sectors to tighten substantially in the latter part of the period.

The Fund uses multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. The Fund’s underperformance during the period was due in part to the performance of the Fund’s equity portion lagging that of the broad equity markets, as measured by the MSCI All Country World and MSCI World Indices. An out-of-benchmark allocation to commodities, achieved through futures contracts, also detracted.

Equity underperformance versus its benchmark was due primarily to security selection within the Industrials, Consumer Discretionary, and Materials sectors. From a regional perspective, security selection within North America (U.S. and Canada) and Europe (Germany, United Kingdom, and Italy) hurt relative returns.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection, as well as an overweight allocation to emerging market debt and bank loans, contributed positively to relative returns. Within emerging market debt, exposure to corporate cash bonds, nominal cash bonds and interest rate swaps, and emerging market inflation linked cash bonds were the primary contributors to relative performance. The Fund’s bank loan exposure, via credit default swaps, boosted relative results, while the Fund’s overweight exposure to high yield bonds, achieved via Exchange Traded Funds and credit default swaps and exchange traded funds, hurt relative performance. The Fund’s bank loan exposure, via credit default swaps, and the Fund’s exposure to high yield, achieved vai credit default swaps, boosted relative results.

During the period we maintained an out-of-benchmark exposure to commodities, achieved through futures positions in commodities such as cotton, cattle, gold, silver, and natural gas. This commodities exposure detracted from relative returns as commodities underperformed the Fund’s benchmark.

3

The Hartford Global All-Asset Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

We expect a continuation of the recent sluggish growth environment. This is a normal occurrence following a global financial crisis as markets and the economy readjust. Sovereign debt and structural issues in Europe likely will remain a focus. China’s slowdown is taking place as the government attempts to transition the economy’s focus from infrastructure and housing investment towards consumption. Investor focus on these and other potential problem areas, such as the pending U.S. fiscal cliff, are likely to generate a moderate level of volatility, particularly in a low-growth environment. This may create tactical opportunities across various asset classes.

From a long-term perspective, we believe the environment remains constructive for niche asset classes. We continue to use periods of heightened risk aversion to accumulate niche assets that we believe will generate attractive long-term returns. Within fixed income, during the period we favored higher yielding sectors like emerging market sovereign and corporate bonds and high yield bonds. Equity exposures in Europe and Asia, inflation-sensitive assets, and select small- and mid-cap U.S. firms were similarly attractive.

In our view, equities represent good value and are an attractive asset class. During the period, we focused on areas that are out of favor but we believe will benefit from structural change in the economy, such as European equities. We believe emerging market equities are more at risk, partly due to a 10-year period of outperformance and the transition to a slower rate of growth in China. Some commodities, particularly metals, could struggle with this slowdown, together with the reorientation away from infrastructure and housing investments towards consumption. Despite these headwinds, we believe that there will be opportunities for a nimble, contrarian, bottom-up strategy to capture strong returns in select Asian developed and emerging market equities.

Many developed market sovereign bonds are unattractive to us due to the impact on yields of quantitative easing and the potential for increased inflationary pressures, as described below. In our view, these should be considered risky investments. For now, we believe that fixed income broadly is in a trading range. In this environment we are tactically managing duration in a contrarian manner to take advantage of short-term opportunities. We expect this environment will remain in place and will continue to take advantage of price opportunities as they occur. We continue to believe that there are attractive opportunities in select European sovereign debt markets, including those of Portugal, Italy, and Ireland.

Within the context of the current cyclical downturn, inflationary pressures continue to percolate. We believe that the inflationary drivers in the coming decade are unlikely to mirror those of the prior ten years. The key differences are China’s slowing growth and the country’s transition to a more consumption-focused economy, continued – but evolving – demand for resources, highly stimulative monetary policy, and the end of global manufacturing disinflation. These changes will take time to play out, but ultimately will, we believe, result in a fundamental shift in the nature of global inflation. The most probable outcome, in our view, is an environment characterized by slower growth, a high degree of monetary stimulus, and continuing inflationary pressures from emerging markets and select commodities. The risk of such an outcome is likely not fully priced in the market.

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	4.1%
Aa / AA	0.7
A	1.2
Baa / BBB	2.8
Ba / BB	2.6
B	0.4
Caa / CCC or Lower	0.1
Unrated	0.2
U.S. Government Agencies and Securities	9.0
Non Debt Securities and Other Short-Term Instruments	82.9
Other Assets & Liabilities	(4.0)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Country

as of October 31, 2012

Percentage of
Country	Net Assets
Australia	1.8%
Austria	0.2
Belgium	0.1
Brazil	1.2
British Virgin Islands	0.2
Canada	3.0
Cayman Islands	0.1
Chile	0.3
China	1.9
Colombia	0.1
Denmark	0.1
Egypt	0.1
Finland	0.2
France	1.2
Germany	1.1
Greece	0.1
Hong Kong	2.3
India	0.4
Indonesia	0.2
Ireland	0.7
Israel	0.2
Italy	1.2
Japan	4.7
Jersey	0.1
Kuwait	0.1
Luxembourg	0.4
Malaysia	0.2
Mauritius	0.1
Mexico	1.2
Netherlands	0.8
New Zealand	0.6
Nigeria	0.2
Norway	2.7
Peru	0.3
Philippines	0.1
Portugal	0.6
Qatar (State of)	0.1
Russia	0.2
Singapore	0.6
South Africa	0.2
South Korea	1.9
Spain	0.4
Sweden	1.1
Switzerland	1.2
Taiwan	0.5
Thailand	0.1
Turkey	0.1
United Arab Emirates	0.2
United Kingdom	3.5
United States	34.8
Short-Term Investments	30.3
Other Assets and Liabilities	(4.0)
Total	100.0%

5

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7%
	Automobiles and Components - 1.3%
273	Astra International Tbk PT	$227
4	Bayerische Motoren Werke (BMW) AG	283
3	BorgWarner, Inc. ●	185
10	Bridgestone Corp.	242
2	Continental AG	189
9	Daimler AG	420
8	Denso Corp.	237
598	Dongfeng Motor Group Co., Ltd.	740
41	Exedy Corp.	800
25	Ford Motor Co. w/ rights	278
8	General Motors Co. ●	214
19	Honda Motor Co., Ltd.	557
4	Hyundai Motor Co., Ltd.	954
71	Isuzu Motors Ltd.	376
4	Kia Motors Corp.	216
2	Michelin (C.G.D.E.) Class B	206
120	Minth Group Ltd.	120
111	Nissan Motor Co., Ltd.	928
24	Nok Corp.	388
44	Stanley Electric Co., Ltd.	602
32	Tata Motors Ltd.	152
35	Toyota Motor Corp.	1,349
		9,663
	Banks - 4.1%
29	Australia & New Zealand Banking Group Ltd.	764
45	Banco Bilbao Vizcaya Argentaria S.A.	377
24	Banco Bradesco S.A.	375
66	Banco Santander Brasil S.A.	451
75	Banco Santander Central Hispano S.A.	568
18	Bancolombia S.A.	281
31	Bangkok Bank plc	182
171	Bank Central Asia PT	145
1,150	Bank of China Ltd.	471
36	Bank of East Asia	134
4	Bank of Montreal	219
6	Bank of Nova Scotia	322
113	Barclays Bank plc ADR	420
8	BB&T Corp.	218
9	BNP Paribas	462
72	BOC Hong Kong Holdings Ltd.	222
2	Canadian Imperial Bank of Commerce	194
594	China Construction Bank	445
17	Commonwealth Bank of Australia	1,030
30	DBS Group Holdings Ltd.	344
15	DNB ASA	184
16	Fifth Third Bancorp	236
33	Fukuoka Financial Group, Inc.	131
49	Hana Financial Holdings	1,419
15	Hang Seng Bank Ltd.	231
18	HDFC Bank Ltd.	213
11	Housing Development Finance Corp. Ltd.	154
165	HSBC Holdings plc	1,629
629	Industrial & Commercial Bank of China Ltd.	414
98	Intesa Sanpaolo	158
39	Itausa - Investimentos Itau S.A.	169
6	KB Financial Group, Inc.	189
517	Lloyds Banking Group plc ●	340
244	Mega Financial Holding Co.	177
310	Mitsubishi UFJ Financial Group, Inc.	1,402
214	Mizuho Financial Group, Inc.	334
25	National Australia Bank Ltd.	672
32	Nordea Bank Ab	291
41	Oversea-Chinese Banking Corp., Ltd.	303
5	PNC Financial Services Group, Inc.	293
197	PT Bank Rakyat Indonesia	151
7	Royal Bank of Canada	410
6	Shinhan Financial Group Co., Ltd.	216
8	Societe Generale Class A	264
17	Standard Bank Group Ltd.	214
25	Standard Chartered plc	583
14	Sumitomo Mitsui Financial Group, Inc.	437
10	SunTrust Banks, Inc.	267
7	Svenska Handelsbanken Ab Class A	234
10	Swedbank Ab	195
4	Toronto-Dominion Bank	348
41	Turkiye Garanti Bankasi A.S.	195
37	Unicredit S.p.A.	163
22	United Overseas Bank Ltd.	334
45	US Bancorp ‡	1,486
220	Wells Fargo & Co. ‡	7,417
34	Westpac Banking Corp.	898
		30,375
	Capital Goods - 4.2%
9	3M Co.	762
27	ABB Ltd. ADR	488
2	ACS Actividades de Construccion y Servicios S.A.	37
6	AGCO Corp. ●	275
97	Amada Co., Ltd.	492
21	Asahi Glass Co., Ltd.	143
8	Atlas Copco Ab B Shares	166
45	BAE Systems plc	226
109	Beijing Enterprises Holdings Ltd.	703
74	Belden, Inc. ‡	2,634
31	Bharat Heavy Electricals Ltd.	127
8	Boeing Co.	561
66	Carlisle Cos., Inc. ‡	3,662
10	Caterpillar, Inc.	848
8	Compagnie De Saint-Gobain	270
4	Cooper Industries plc Class A	271
2	Cummins, Inc.	183
6	Danaher Corp.	323
10	Deere & Co.	886
4	Eaton Corp.	205
10	Emerson Electric Co.	495
—	Engility Holdings, Inc. ●	1
5	European Aeronautic Defence & Space Co. N.V.	181
3	Fanuc Corp.	472
6	Fastenal Co.	275
13	Fiat Industrial S.p.A.	140
1	Flowserve Corp.	72
4	Fluor Corp.	211
56	GATX Corp.	2,320
—	Geberit AG	92
102	General Electric Co. ‡	2,148
9	Honeywell International, Inc.	563

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7% - (continued)
	Capital Goods - 4.2% - (continued)
30	Hutchison Whampoa Ltd.	$295
1	Hyundai Heavy Industries	158
4	Illinois Tool Works, Inc.	257
6	Ingersoll-Rand plc	275
22	Itochu Corp.	223
2	Joy Global, Inc.	146
24	Keppel Corp., Ltd.	208
12	Komatsu Ltd.	259
16	Koninklijke Philips Electronics N.V.	392
17	Kubota Corp.	175
—	L-3 Communications Holdings, Inc.	35
6	Larsen & Toubro Ltd.	173
4	Legrand S.A.	169
2	LG Corp.	144
—	Lockheed Martin Corp.	42
2	LS Corp.	166
4	Metso Oyj	124
18	Mitsubishi Corp.	318
72	Mitsubishi Electric Corp.	538
47	Mitsubishi Heavy Industries Ltd.	199
18	Mitsui & Co., Ltd.	252
2	Nidec Corp.	155
68	Noble Group Ltd.	73
2	Parker-Hannifin Corp.	196
1	Precision Castparts Corp.	231
2	Raytheon Co.	117
3	Rockwell Automation, Inc.	192
24	Rolls-Royce Holdings plc	329
3	Samsung C&T Corp.	150
1	Samsung Engineering Co., Ltd.	108
17	Sandvik AB	241
8	Scania Ab	154
6	Schneider Electric S.A.	344
248	Shanghai Industrial Holdings Ltd.	793
9	Siemens AG	914
1	SMC Corp. of America	163
14	Sumitomo Electric Industries Ltd.	151
244	TECO Electric & Machinery Co., Ltd.	165
16	THK Co., Ltd.	273
4	Toyota Tsusho Corp.	86
9	United Technologies Corp.	733
49	United Tractors	106
—	Vallourec S.A.	19
7	Vinci S.A.	322
485	Walsin Lihwa Corp.	133
		30,928
	Commercial and Professional Services - 0.5%
247	ACCO Brands Corp. ●	1,785
1	Adecco S.A.	68
3	ADT (The) Corp. ●	107
21	Brambles Ltd.	156
6	Cintas Corp.	242
18	Experian plc	303
9	Pentair Ltd.	385
10	Secom Co., Ltd.	522
5	Tyco International Ltd.	138
6	Waste Management, Inc.	204
		3,910
	Consumer Durables and Apparel - 1.0%
3	Adidas AG	260
4	Cie Financiere Richemont S.A.	270
3	Coach, Inc.	170
126	Daphne International Holdings Ltd.	151
2	LVMH Moet Hennessy Louis Vuitton S.A.	403
115	Mattel, Inc. ‡	4,229
3	NIKE, Inc. Class B	242
6	Nikon Corp.	142
30	Panasonic Corp.	183
28	Samsonite International S.A.	58
28	Sega Sammy Holdings, Inc.	535
14	Sony Corp.	160
—	Swatch Group AG	198
9	Toll Brothers, Inc. ●	312
		7,313
	Consumer Services - 0.6%
8	Benesse Holdings, Inc.	380
7	Carnival Corp.	261
1	Chipotle Mexican Grill, Inc. ●	156
25	Compass Group plc	277
22	Ctrip.com International Ltd. ADR ●	446
5	Darden Restaurants, Inc.	239
48	Genting Berhad	139
4	Las Vegas Sands Corp.	201
9	McDonald's Corp.	740
175	MGM China Holdings Ltd.	314
16	New Oriental Education & Technology Group, Inc. ADR	271
7	Starbucks Corp.	307
4	Starwood Hotels & Resorts, Inc.	202
2	Wynn Resorts Ltd.	230
5	Yum! Brands, Inc.	336
		4,499
	Diversified Financials - 2.0%
9	American Express Co.	529
4	Ameriprise Financial, Inc.	238
122	Bank of America Corp. ‡	1,134
11	Bank of New York Mellon Corp.	264
34	BM & F Bovespa S.A.	216
5	Capital One Financial Corp.	300
57	Citigroup, Inc.	2,122
4	CME Group, Inc.	225
10	Credit Suisse Group AG	240
9	Deutsche Bank AG	416
3	Deutsche Boerse AG	162
8	Discover Financial Services, Inc.	317
8	Eaton Vance Corp.	234
190	Fubon Financial Holding Co., Ltd	195
12	Goldman Sachs Group, Inc. ‡	1,411
6	Groupe Bruxelles Lambert S.A.	430
16	Hong Kong Exchanges & Clearing Ltd.	263
31	ING Groep N.V. ●	277
9	Invesco Ltd.	224
83	JP Morgan Chase & Co. ‡	3,473
8	Legg Mason, Inc.	210
13	Morgan Stanley	231
50	Nomura Holdings, Inc.	181
2	ORIX Corp.	218
5	State Street Corp.	239
4	T. Rowe Price Group, Inc.	246

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7% - (continued)
	Diversified Financials - 2.0% - (continued)
38	UBS AG	$572
		14,567
	Energy - 4.6%
6	Anadarko Petroleum Corp.	436
3	Apache Corp.	289
5	Baker Hughes, Inc.	200
32	BG Group plc	602
172	BP plc	1,226
4	Cameron International Corp. ●	198
17	Canadian Natural Resources Ltd. ADR	509
10	Chesapeake Energy Corp.	202
19	Chevron Corp. ‡	2,061
215	China Petroleum & Chemical Corp. Class H	227
208	China Shenhua Energy Co., Ltd.	881
157	CNOOC Ltd.	322
10	ConocoPhillips Holding Co.	580
4	Devon Energy Corp.	225
22	Enbridge, Inc.	871
24	Eni S.p.A.	552
10	EOG Resources, Inc. ‡	1,198
54	Exxon Mobil Corp. ‡	4,922
7	GS Holdings Corp.	450
9	Halliburton Co.	285
4	Hess Corp.	186
—	Inpex Corp.	1,128
214	JX Holdings, Inc.	1,140
48	Karoon Gas Australia Ltd. ●	277
11	Kinder Morgan Management LLC ●	795
26	Kinder Morgan, Inc.	713
370	Kunlun Energy Co., Ltd.	685
6	Lukoil ADR	343
7	Marathon Oil Corp.	201
5	Marathon Petroleum Corp.	276
4	National Oilwell Varco, Inc.	291
68	OAO Gazprom Class S ADR	622
8	Occidental Petroleum Corp.	666
17	OGX Petroleo e Gas Participacoes S.A. ●	40
14	Origin Energy Ltd.	164
6	Peabody Energy Corp.	161
257	PetroChina Co., Ltd.	348
68	Petroleo Brasileiro S.A.	699
5	Phillips 66	239
16	PTT PCL	169
17	Reliance Industries Ltd.	252
10	Repsol S.A.	196
19	Royal Dutch Shell plc	650
30	Royal Dutch Shell plc Class B	1,073
6	Sasol Ltd.	268
11	Schlumberger Ltd.	762
100	Scorpio Tankers, Inc. ●	543
14	Seacor Holdings, Inc. ●	1,259
14	Statoil ASA	356
9	Suncor Energy, Inc.	317
21	Total S.A.	1,069
9	Transcanada Corp.	397
4	Transocean Ltd.	196
11	Tullow Oil plc	261
9	Valero Energy Corp.	257
8	Whiting Petroleum Corp. ●	331
8	Williams Cos., Inc.	278
8	Woodside Petroleum Ltd.	282
		34,126
	Food and Staples Retailing - 0.7%
8	Carrefour S.A.	200
4	Costco Wholesale Corp.	401
11	CVS Caremark Corp.	525
16	Koninklijke Ahold N.V.	207
96	Olam International Ltd.	154
10	Seven & I Holdings Co., Ltd.	320
97	Tesco plc	500
8	Walgreen Co.	292
88	Wal-Mart de Mexico S.A.B. de C.V.	258
14	Wal-Mart Stores, Inc.	1,084
15	Wesfarmers Ltd.	523
15	Woolworths Ltd.	442
		4,906
	Food, Beverage and Tobacco - 3.0%
17	Adecoagro S.A. ●	155
18	Altria Group, Inc.	570
8	Anheuser-Busch InBev N.V.	696
8	Archer-Daniels-Midland Co.	206
8	Asahi Group Holdings Ltd.	173
2	Asian Bamboo AG	15
357	Asian Citrus Holdings Ltd.	199
8	Associated British Foods plc	170
20	British American Tobacco plc	1,008
51	Bumitama Agri Ltd. ●	42
11	Bunge Ltd. Finance Corp.	808
134	Charoen Pokphand Foods Ltd.	154
93	China Agri-Industries Holdings	58
158	China Modern Dairy Holdings Ltd. ●	41
12	Coca-Cola Amatil Ltd.	169
35	Coca-Cola Co.	1,318
23	Diageo Capital plc	662
90	First Resources Ltd.	151
41	Fomento Economico Mexicano, S.A. de C.V.	365
8	General Mills, Inc.	340
1,472	Golden Agri Resources Ltd.	752
6	Groupe Danone	342
33	Grupo Modelo S.A.B. de C.V.	292
4	Heineken N.V.	235
12	Imperial Tobacco Group plc	438
8	Ingredion, Inc.	496
102	IOI Corp. Bhd	169
37	ITC Ltd.	195
11	Japan Tobacco, Inc.	316
8	Kernel Holding S.A. ●	163
6	Kraft Foods Group, Inc. ●	258
7	KT&G Corp.	526
2	Lorillard, Inc.	222
4	Maple Leaf Foods, Inc. w/ Rights	42
429	Marine Harvest ●	337
3	Mead Johnson Nutrition Co.	180
8	Minerva S.A.	45
18	Mondelez International, Inc.	473
32	Nestle S.A.	2,017
13	PepsiCo, Inc.	899
10	Perdigao S.A.	180

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7% - (continued)
	Food, Beverage and Tobacco - 3.0% - (continued)
2	Pernod-Ricard S.A.	$265
14	Philip Morris International, Inc.	1,251
35	Post Holdings, Inc. ●	1,118
13	PureCircle Ltd. ●	50
24	Ralcorp Holdings, Inc. ●	1,741
9	SABMiller plc	377
12	SLC Agricola S.A.	119
19	Unilever N.V.	702
115	Uni-President Enterprises Corp.	202
69	Wilmar International Ltd.	174
		21,876
	Health Care Equipment and Services - 0.6%
5	Aetna, Inc.	221
5	Baxter International, Inc.	308
3	Cie Generale d'Optique Essilor International S.A.	276
5	CIGNA Corp.	275
4	Covidien plc	231
8	Express Scripts Holding Co. ●	501
3	Fresenius Medical Care AG & Co.	203
2	Fresenius SE & Co. KGaA	184
3	Humana, Inc.	191
—	Intuitive Surgical, Inc. ●	251
3	McKesson Corp.	300
9	Medtronic, Inc.	358
5	St. Jude Medical, Inc.	197
3	Terumo Corp.	127
10	UnitedHealth Group, Inc.	551
5	Wellpoint, Inc.	279
4	Zimmer Holdings, Inc.	228
		4,681
	Household and Personal Products - 0.7%
4	Colgate-Palmolive Co.	452
4	Estee Lauder Co., Inc.	237
4	Henkel AG & Co. KGaA	279
4	Herbalife Ltd.	191
9	Kao Corp.	253
4	Kimberly-Clark Corp.	329
3	L'Oreal S.A.	358
4	Pigeon Corp.	203
25	Pola Orbis Holdings, Inc.	787
20	Procter & Gamble Co.	1,413
5	Reckitt Benckiser Group plc	305
9	Shiseido Co., Ltd.	118
145	Vinda International Holdings Ltd.	202
		5,127
	Insurance - 1.8%
4	ACE Ltd.	280
5	Aflac, Inc.	236
294	AIA Group Ltd.	1,159
7	Alleghany Corp. ●	2,329
4	Allianz SE	557
7	Allstate Corp.	287
7	American International Group, Inc. ●	251
47	Amp Ltd.	225
14	Assicurazioni Generali	223
36	Aviva plc	192
14	AXA S.A.	223
8	Berkshire Hathaway, Inc. Class B ●	689
107	China Life Insurance Co., Ltd.	314
244	China Pacific Insurance Co., Ltd.	762
4	Chubb Corp.	312
12	Cincinnati Financial Corp.	476
11	LIG Insurance Co., Ltd.	277
9	Lincoln National Corp.	231
9	MetLife, Inc.	335
2	Muenchener Rueckversicherungs NPV	376
28	Ping An Insurance (Group) Co.	222
8	Principal Financial Group, Inc.	226
5	Prudential Financial, Inc.	286
28	Prudential plc	389
8	Sampo Oyj Class A	255
1	Samsung Fire & Marine Insurance Co., Ltd.	176
23	Suncorp-Metway Ltd.	228
4	Swiss Re Ltd.	243
22	Tokio Marine Holdings, Inc.	581
6	Torchmark Corp.	324
5	Travelers Cos., Inc.	365
1	Zurich Financial Services AG	324
		13,353
	Materials - 5.4%
129	African Barrick Gold Ltd.	886
5	Agrium, Inc.	502
4	Air Liquide	426
3	Akzo Nobel N.V.	170
73	Alacer Gold Corp. ●	400
50	Alamos Gold, Inc.	973
24	Allied Nevada Gold Corp. ●	875
1	American Vanguard Corp.	38
15	Anglo American plc	450
6	AngloGold Ashanti	192
84	Anhui Conch Cement Co., Ltd.	289
11	ArcelorMittal	157
9	Ball Corp.	389
216	Banro Corp. ●	1,001
5	Barrick Gold Corp.	193
10	BASF SE	810
32	BHP Billiton Ltd.	1,140
17	BHP Billiton plc	530
15	Boliden Ab	258
4	Celanese Corp.	164
532	Centamin plc ⌂●†	498
3	CF Industries Holdings, Inc.	602
82	China Bluechemical Ltd.	52
88	Colossus Minerals, Inc. ●	498
16	Companhia Sider·rgica Nacional	88
31	Compania De Minas Buenaventur ADR	1,093
53	Continental Gold Ltd. ●	509
11	CRH plc	207
12	Deltic Timber Corp.	821
12	Detour Gold Corp. ●	330
10	Dow Chemical Co.	305
8	E.I. DuPont de Nemours & Co.	370
4	Ecolab, Inc.	250
86	Evolution Mining Ltd. ●	180
68	Formosa Chemicals & Fibre Corp.	161
76	Formosa Plastic Corp.	206
8	Freeport-McMoRan Copper & Gold, Inc.	328
18	Gerdau S.A.	154
11	Gold Fields Ltd.	140

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7% - (continued)
	Materials - 5.4% - (continued)
6	Goldcorp, Inc.	$269
262	Golden Star Resources Ltd. ●	524
63	Graphic Packaging Holding Co. ●	373
62	Grupo Mexico S.A.B. de C.V.	200
3	Holcim Ltd.	228
1,850	Huabao International Holdings Ltd.	921
9	Impala Platinum Holdings Ltd.	162
87	Incitec Pivot Ltd.	285
3	Industrias Penoles S.A.B. de C.V.	157
5	International Paper Co.	182
4	Johnson Matthey plc	144
166	Kingsgate Consolidated Ltd.	950
24	Koza Altin Isletmeleri A.S.	512
3	LG Chem Ltd.	237
2	Linde AG	344
164	Medusa Mining Ltd.	1,042
8	Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	125
79	Mitsubishi Gas Chemical Co.	390
11	Monsanto Co.	983
16	Mosaic Co.	840
97	Nan Ya Plastics Corp.	170
116	Nevsun Resources Ltd.	557
9	Newcrest Mining Ltd.	238
74	Nippon Steel & Sumitomo Metal Corp.	164
130	Northern Star Resources Ltd.	173
6	Orica Ltd.	148
34	Osisko Mining Corp. ●	332
142	Petropavlovsk plc	927
1	Posco Ltd.	291
19	Potash Corp. of Saskatchewan, Inc.	762
4	Randgold Resources Ltd. ADR	488
29	Regis Resources Ltd. ●	163
6	Rio Tinto Ltd.	362
12	Rio Tinto plc	610
8	Royal Gold, Inc.	678
92	Rubicon Minerals Corp. ●	328
227	Semafo, Inc.	909
5	Shin-Etsu Chemical Co., Ltd.	278
14	Silgan Holdings, Inc.	613
42	Silver Lake Resources Ltd. ●	155
3	Sociedad Qufmica y Minera de Chile	175
76	St. Barbara Ltd. ●	149
20	Stora Enso Oyj Class R	126
2	Syngenta AG	721
25	Toray Industries, Inc.	144
7	Uralkali GDR §	259
35	Vale S.A.	629
822	Xingda International Holdings	290
21	Xstrata plc	333
54	Yamana Gold, Inc.	1,089
22	Yamato Kogyo Co.	607
9	Yara International ASA	422
283	Zhaojin Mining Industry Co., Ltd.	476
1,245	Zijin Mining Group Co., Ltd.	500
		39,769
	Media - 1.8%
87	Arbitron, Inc. ‡	3,164
16	British Sky Broadcasting Group plc	186

7	CBS Corp. Class B	242
23	Comcast Corp. Class A	872
—	CyberAgent, Inc.	200
6	DirecTV ●	316
54	Focus Media Holding Ltd. ADR	1,285
—	Fuji Media Holdings, Inc.	258
5	Liberty Global, Inc. ●	279
57	Liberty Global, Inc. Class C ●	3,195
5	McGraw-Hill Cos., Inc.	270
5	Naspers Ltd.	302
20	News Corp. Class A	478
12	Pearson plc	234
19	Reed Elsevier Capital, Inc.	188
3	Time Warner Cable, Inc.	330
10	Time Warner, Inc.	420
5	Viacom, Inc. Class B	279
15	Walt Disney Co.	713
15	WPP plc	192
		13,403
	Pharmaceuticals, Biotechnology and Life Sciences - 2.5%
12	Abbott Laboratories	810
5	Agilent Technologies, Inc.	177
3	Allergan, Inc.	276
6	Amgen, Inc.	553
8	Astellas Pharma, Inc.	374
13	AstraZeneca plc	582
8	Bayer AG	656
2	Biogen Idec, Inc. ●	258
14	Bristol-Myers Squibb Co.	477
4	Celgene Corp. ●	266
13	Daiichi Sankyo Co., Ltd.	193
24	Eisai Co., Ltd.	1,064
11	Elan Corp. plc ●	123
10	Eli Lilly & Co.	463
6	Gilead Sciences, Inc. ●	405
47	GlaxoSmithKline plc	1,045
23	Johnson & Johnson	1,637
24	Merck & Co., Inc. ╦	1,107
10	Mylan, Inc. ●	250
23	Novartis AG	1,369
4	Novo Nordisk A/S	708
2	Perrigo Co.	256
62	Pfizer, Inc.	1,534
6	Roche Holding AG	1,169
11	Sanofi-Aventis S.A.	951
23	Shionogi & Co., Ltd.	373
8	Shire plc	219
8	Takeda Pharmaceutical Co., Ltd.	381
10	Teva Pharmaceutical Industries Ltd.	407
		18,083
	Real Estate - 2.1%
5	Allied Properties REIT	160
2	Allreal Holding AG	235
4	American Tower Corp. REIT	293
8	Artis REIT	123
201	Ascendas REIT	389
8	Boardwalk REIT	486
74	BWP Trust REIT	161
8	Canadian	318

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7% - (continued)
	Real Estate - 2.1% - (continued)
18	Canadian Apartment Properties REIT	$434
313	Capitacommercial Trust REIT	401
12	Castellum Ab	158
72	Centro Retail Australia REIT	161
154	CFS Retail Property Trust REIT	312
23	Cheung Kong Holdings Ltd.	342
6	Cominar REIT	134
10	Crombie REIT	159
9	Dundee REIT	314
4	Equity Residential Properties Trust REIT	252
4	Federal Realty Investment Trust REIT	386
701	FKP Property Group	161
36	Goodman Group REIT	163
86	GPT Group REIT	318
5	HCP, Inc. REIT	233
24	Henderson Land Development Co., Ltd.	168
13	Host Hotels & Resorts, Inc. REIT	188
2	Hufvudstaden AB	26
711	IGB REIT	308
205	ING Office Fund REIT	632
8	Liberty Property Trust REIT	291
47	Link (The) REIT	233
85	Macquarie CountryWide Trust REIT	321
349	Mapletree Commercial Trust REIT	346
347	Mapletree Industries NPV REIT	397
216	Mapletree Logistics Trust REIT	196
17	Mitsubishi Estate Co., Ltd.	339
24	Mitsui Fudosan Co., Ltd.	484
—	Mobimo Holding AG	75
4	Northern Property REIT	113
80	Norwegian Property ASA	120
13	Primaris Retail REIT	315
7	ProLogis L.P. REIT	228
4	PSP Swiss Property AG	336
7	Regency Centers Corp. REIT	354
6	RioCan REIT	158
3	Simon Property Group, Inc. REIT	489
88	Stockland REIT	316
23	Sun Hung Kai Properties Ltd.	315
306	Suntec REIT	402
6	Swiss Prime Site AG	496
1	Unibail-Rodamco SE REIT	267
43	UOL Group Ltd.	197
28	Westfield Group REIT	307
202	Westfield Retail Trust REIT	647
5	Weyerhaeuser Co. REIT	144
26	Wharf Holdings Ltd.	177
97	Wing Tai Holdings Ltd.	137
		15,615
	Retailing - 1.8%
31	Advance Automotive Parts, Inc.	2,222
3	Amazon.com, Inc. ●	710
4	Bed Bath & Beyond, Inc. ●	207
96	Belle International Holdings Ltd. §	177
338	Dah Chong Hong Holdings Ltd.	317
5	Dollar Tree, Inc. ●	207
12	Don Quijote Co.	473
9	Hennes & Mauritz Ab	300
13	Home Depot, Inc.	801
11	Hyundai Home Shopping Network Corp.	1,303
2	Industria de Diseno Textil S.A.	289
667	Intime Department Store	785
33	Kingfisher plc	155
4	Kohl's Corp.	238
34	K's Holdings Corp.	917
79	Li & Fung Ltd.	131
5	Limited Brands, Inc.	238
21	Lojas Americanas S.A.	174
2	Lotte Shopping Co.	530
12	Lowe's Co., Inc.	374
6	Macy's, Inc.	234
2,301	Maoye International Holdings	461
1	Pinault-Printemps-Redoute S.A.	209
1	Priceline.com, Inc. ●	309
23	Rakuten, Inc.	202
5	Target Corp.	350
3	Tiffany & Co.	215
7	TJX Cos., Inc.	296
42	Woolworths Holdings Ltd.	314
		13,138
	Semiconductors and Semiconductor Equipment - 1.1%
6	Altera Corp.	168
17	Arm Holdings plc	188
4	ASML Holding N.V.	246
6	Broadcom Corp. Class A	184
8	Hynix Semiconductor, Inc.	186
19	Infineon Technologies AG	126
39	Intel Corp.	851
4	KLA-Tencor Corp.	202
5	Lam Research Corp. ●	182
88	Maxim Integrated Products, Inc. ╦	2,432
19	MediaTek, Inc.	211
2	Samsung Electronics Co., Ltd.	2,041
277	Taiwan Semiconductor Manufacturing Co., Ltd.	845
9	Texas Instruments, Inc.	240
3	Tokyo Electron Ltd.	133
334	United Microelectronics Corp.	124
		8,359
	Software and Services - 2.8%
6	Accenture plc	382
7	Adobe Systems, Inc. ●	236
6	Baidu, Inc. ADR ●	615
3	Citrix Systems, Inc. ●	191
3	Cognizant Technology Solutions Corp. ●	208
13	Daum Communications Corp.	1,086
32	DeNa Co., Ltd.	989
—	Digital Garage, Inc.	147
10	eBay, Inc. ●	485
42	Fiserv, Inc. ●‡	3,127
52	Giant Interactive Group, Inc. ADR	269
2	Google, Inc. ●‡	1,385
9	IBM Corp. ╦	1,832
4	Infosys Technologies Ltd.	185
4	Intuit, Inc.	229
42	Konami Corp.	960
1	Mastercard, Inc.	429
59	Microsoft Corp.	1,682
1	Nintendo Co., Ltd.	181
33	Oracle Corp.	1,014

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7% - (continued)
	Software and Services - 2.8% - (continued)
28	Perfect World Co., Ltd. ADR	$298
5	Red Hat, Inc. ●	228
2	Salesforce.com, Inc. ●	270
10	SAP AG	702
15	Sohu.com, Inc. ●	584
7	Tata Consultancy Services Ltd.	164
11	Tencent Holdings Ltd.	381
4	Visa, Inc.	611
2	VMware, Inc. ●	192
21	Websense, Inc. ●	273
39	Western Union Co.	496
1	Yahoo Japan Corp.	232
14	Yahoo!, Inc. ●	236
		20,299
	Technology Hardware and Equipment - 1.7%
7	Apple, Inc. ‡	4,411
12	Canon, Inc.	378
43	Cisco Systems, Inc.	737
16	Corning, Inc.	190
15	Dell, Inc.	136
17	Diebold, Inc.	508
19	EMC Corp. ●	471
55	Fuji Photo Film Co., Ltd.	922
17	Hewlett-Packard Co.	236
12	High Technology Computer Corp.	86
60	Hitachi Ltd.	320
131	Hon Hai Precision Industry Co., Ltd.	398
8	Hoya Pentax HD Corp.	162
10	Juniper Networks, Inc. ●	162
5	Kyocera Corp.	398
6	L.G. Philips LCD Co., Ltd.	173
3	Murata Manufacturing Co., Ltd.	124
6	NetApp, Inc. ●	152
38	Nokia Oyj	103
13	Qualcomm, Inc.	745
5	SanDisk Corp. ●	200
6	TE Connectivity Ltd.	202
35	Telefonaktiebolaget LM Ericsson	313
62	Toshiba Corp.	229
598	WPG Holdings Co., Ltd.	721
		12,477
	Telecommunication Services - 1.9%
31	Advanced Info Service Public Co., Ltd.	201
455	America Movil S.A.B. de C.V.	577
61	AT&T, Inc.	2,105
154	Axiata Group Berhad	331
21	Bharti Televentures	105
80	BT Group plc	276
6	CenturyLink, Inc.	246
73	China Mobile Ltd.	808
99	China Unicom Ltd.	159
32	Deutsche Telekom AG	364
25	Elisa Oyj	532
29	France Telecom S.A.	326
4	KDDI Corp.	280
21	Koninklijke (Royal) KPN N.V.	134
15	MTN Group Ltd.	277
—	NTT DoCoMo, Inc.	251
197	PT Telekomunikasi Indonesia Tbk	200
6	SBA Communications Corp. ●	424
122	Singapore Telecommunications Ltd.	320
3	SK Telecom Co., Ltd.	372
13	SoftBank Corp.	424
44	Sprint Nextel Corp. ●	243
43	Telefonica S.A.	562
40	Telenor ASA	778
39	Telia Ab	258
77	Telstra Corp., Ltd.	333
23	Verizon Communications, Inc.	1,015
12	Vivendi S.A.	251
633	Vodafone Group plc	1,718
		13,870
	Transportation - 0.8%
1	Aeroports de Paris	66
9	Asciano Group	44
8	Canadian National Railway Co.	656
3	Central Japan Railway Co.	255
24	CSX Corp.	491
4	Deutsche Lufthansa AG	66
5	Deutsche Post AG	95
5	East Japan Railway Co.	329
3	FedEx Corp.	256
20	Hankyu Hanshin Holdings, Inc.	113
—	Hutchinson Port Holdings Trust	—
39	Kintetsu Corp.	153
8	Latam Airlines Group S.A.	208
20	Nippon Yusen	39
5	Norfolk Southern Corp.	293
27	Tobu Railway Co., Ltd.	143
29	Transurban Group	182
114	Turk Hava Yollari Anonim Ortakligi ●	264
8	Union Pacific Corp.	961
10	United Parcel Service, Inc. Class B	717
4	West Japan Railway Co.	154
		5,485
	Utilities - 2.7%
12	AGL Energy Ltd.	174
8	Ameren Corp.	248
13	Centrais Eletricas Brasileiras S.A.	100
62	Centrica plc	326
138	Cheung Kong Infrastructure	808
52	Chubu Electric Power Co., Inc.	540
17	Cia de Saneamento Basico do Estado de Sao Paulo	711
30	CLP Holdings Ltd.	254
13	Companhia Energetica de Minas Gerais	161
17	E.On AG	384
16	Electricite de France S.A.	336
150	Empresa Nacional del Petroleo	241
84	Enel S.p.A.	317
183	ENN Energy Holdings Ltd.	760
8	Exelon Corp.	278
8	Fortum Corp.	139
16	Gaz de France	360
1,717	Guangdong Investment Ltd.	1,402
79	Hong Kong & China Gas	210
262	Huaneng Power International, Inc.	209
50	Iberdrola S.A.	257

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 49.7% - (continued)
	Utilities - 2.7% - (continued)
9	Integrys Energy Group, Inc.	$468
13	Kansai Electric Power Co., Inc.	97
7	Korea Electric Power Corp. ●	193
132	National Grid plc	1,510
12	NextEra Energy, Inc.	834
14	NiSource, Inc.	348
44	NTPC Ltd.	134
6	Oneok, Inc.	269
121	Osaka Gas Co., Ltd.	499
14	PG&E Corp.	595
12	Pinnacle West Capital Corp.	629
20	Power Assets Holdings Ltd.	171
74	Power Grid Corp. of India Ltd.	156
5	RWE AG	227
44	Scottish & Southern Energy	1,038
31	Severn Trent plc	792
152	Snam S.p.A.	673
30	Suez Environment S.A.	314
102	Tenaga Nasional Bhd	232
39	Tokyo Gas Co., Ltd.	207
33	Tractebel Energia S.A.	563
26	UGI Corp.	843
15	United Utilities Group plc	163
17	Wisconsin Energy Corp.	658
		19,828
	Total common stocks
	(cost $362,259)	$365,650

PREFERRED STOCKS - 0.2%
	Automobiles and Components - 0.0%
2	Volkswagen AG N.V.	$358

	Banks - 0.0%
28	Banco Itau Holding	405

	Food, Beverage and Tobacco - 0.1%
10	Cia de Bebidas das Ame	419

	Utilities - 0.1%
38	Cia Paranaense de Energie	561

	Total preferred stocks
	(cost $1,985)	$1,743

EXCHANGE TRADED FUNDS - 2.7%
	Other Investment Pools and Funds - 2.7%
11	Energy Select Sector SPDR	$817
204	Financial Select Sector SPDR	3,236
40	Health Care Select Sector SPDR Fund	1,591
227	iShares FTSE A50 China Index ETF	286
268	iShares MSCI Canada Index Fund	7,646
4	iShares Nasdaq Biotechnology Index Fund	510
56	Market Vectors Gold Miners	2,938
21	Market Vectors Oil Service ●	795
57	SPDR Barclays Capital Convertible Securities	2,239

	Total exchange traded funds
	(cost $20,444)	20,058

CORPORATE BONDS - 4.6%
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Celulosa Arauco Constitucion
$296	7.25%, 07/29/2019	$359

	Arts, Entertainment and Recreation - 0.2%
	Grupo Televisa S.A.
557	6.63%, 03/18/2025	735
	MCE Finance Ltd.
420	10.25%, 05/15/2018	479
		1,214
	Construction - 0.4%
	Country Garden Holdings Co.
542	11.25%, 04/22/2017 ■	603
	Empresas ICA, S.A.B. de C.V.
382	8.90%, 02/04/2021 §	413
	Hong Kong Land Finance
340	4.50%, 10/07/2025	363
	Hutchison Whampoa Ltd.
482	6.00%, 10/28/2015 ■♠	504
	Odebrecht Finance Ltd.
492	7.50%, 09/14/2015 §♠	526
	Shimao Property Holding Ltd.
320	9.65%, 08/03/2017 §	339
		2,748
	Finance and Insurance - 1.3%
	Axis Bank
450	4.75%, 05/02/2016 §	466
	Banco de Credito del Peru/Panama
791	5.38%, 09/16/2020 §	874
	Banco Panamericano S.A.
425	8.50%, 04/23/2020 §	494
	Bancolombia S.A.
662	6.13%, 07/26/2020	741
	Bangkok Bank plc
347	4.80%, 10/18/2020 §	381
	Bank of China Hong Kong
542	5.55%, 02/11/2020 ■	618
	Bank of East Asia
352	6.13%, 07/16/2020	402
	CBQ Finance Ltd.
364	7.50%, 11/18/2019 ■	452
	Fibria Overseas Finance Ltd.
632	7.50%, 05/04/2020 §	700
	HSBK Europe B.V.
752	7.25%, 05/03/2017 §	795
	ICBC Asia Ltd.
500	5.13%, 11/30/2020 §	557
	ICICI Bank Ltd.
525	5.75%, 11/16/2020 §	571
	Kuwait Projects Co.
437	8.88%, 10/17/2016 §	509
	Standard Bank plc
255	8.13%, 12/02/2019	288
	VTB Capital S.A.
569	6.88%, 05/29/2018 §	614

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 4.6% - (continued)
		Finance and Insurance - 1.3% - (continued)
		Yapi ve Kredi Bankasi via Unicredit Luxembourg S.A.
	$775	5.19%, 10/13/2015 §	$800
			9,262
		Food Manufacturing - 0.1%
		Grupo Bimbo S.A.B. de C.V.
	733	4.88%, 06/30/2020 §	827
		JBS Finance II Ltd.
	225	8.25%, 01/29/2018 ■	235
			1,062
		Health Care and Social Assistance - 0.1%
		Teva Pharmaceuticals Finance LLC
	600	6.15%, 02/01/2036	804

		Information - 0.4%
		America Movil S.A.B. de C.V.
	715	5.00%, 03/30/2020	841
		Indosat Palapa Co. B.V.
	455	7.38%, 07/29/2020 §	516
		MTS International Funding Ltd.
	325	8.63%, 06/22/2020 §	400
		NII Capital Corp.
	417	10.00%, 08/15/2016	414
		Qtel International Finance
	550	4.75%, 02/16/2021 §	620
		SingTel Group Treasury Pte Ltd.
	275	4.50%, 09/08/2021	314
			3,105
		Mining - 0.4%
		Adaro Indonesia PT
	557	7.63%, 10/22/2019 §	615
		Alrosa Finance S.A.
	690	8.88%, 11/17/2014 §	765
		Anglogold Holdings plc
	499	5.38%, 04/15/2020	525
		Bumi Investment Pte Ltd.
	608	10.75%, 10/06/2017 §	475
		Vedanta Resources plc
	693	9.50%, 07/18/2018 §	750
			3,130
		Nonmetallic Mineral Product Manufacturing - 0.1%
		Cemex Finance LLC
	520	9.50%, 12/14/2016 §	552

		Paper Manufacturing - 0.1%
		Inversiones CMPC S.A.
	427	6.13%, 11/05/2019 ■	494

		Petroleum and Coal Products Manufacturing - 0.6%
		BW Group Ltd.
	525	6.63%, 06/28/2017 §	557
		CNOOC Finance 2012 Ltd.
	725	3.88%, 05/02/2022 §	778
		CNPC HK Overseas Capital Ltd.
	500	4.50%, 04/28/2021 §	560
		Dolphin Energy Ltd.
	650	5.50%, 12/15/2021 §	753
		Gaz Capital S.A.
	425	9.25%, 04/23/2019 §	555
		Pacific Rubiales Energy Corp.
	725	7.25%, 12/12/2021 §	859
			4,062
		Pipeline Transportation - 0.1%
		Korea Gas Corp.
	685	4.25%, 11/02/2020 ■	755

		Primary Metal Manufacturing - 0.3%
		CITIC Pacific Ltd.
	700	6.63%, 04/15/2021 §	718
		CSN Islands XII
	614	7.00%, 09/23/2015 §♠	634
		Posco
	802	4.25%, 10/28/2020 ■	862
			2,214
		Real Estate and Rental and Leasing - 0.1%
		Agile Property Holdings Ltd.
	775	8.88%, 04/28/2017 §	809

		Truck Transportation - 0.0%
		BFF International Ltd.
	175	7.25%, 01/28/2020 §	212

		Utilities - 0.3%
		Colbun S.A.
	239	6.00%, 01/21/2020 ■	270
		Hong Kong Electric Finance Ltd.
	755	4.25%, 12/14/2020 §	832
		Korea Hydro & Nuclear Power Co., Ltd.
	475	4.75%, 07/13/2021 §	544
		Taqa Abu Dhabi National Energy Co.
	263	5.88%, 10/27/2016 ■	298
			1,944
		Water Transportation - 0.1%
		DP World Ltd.
	400	6.85%, 07/02/2037 ■	439

		Wholesale Trade - 0.0%
		Li & Fung Ltd.
	318	5.25%, 05/13/2020 §	351

		Total corporate bonds
		(cost $31,893)	$33,516

FOREIGN GOVERNMENT OBLIGATIONS - 7.5%
		Canada - 0.8%
		Canada (Government of)
CAD	6,000	1.50%, 09/01/2017	$6,052

		Greece - 0.1%
		Hellenic Republic
EUR	2,650	2.00%, 02/24/2034 - 02/24/2038	740

		Ireland - 0.5%
		Ireland (Republic of)
EUR	1,545	4.50%, 10/18/2018	2,046
EUR	1,025	5.90%, 10/18/2019 §	1,434
			3,480

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 7.5% - (continued)
		Italy - 0.9%
		Italy Buoni Poliennali del Tesoro
EUR	4,650	4.75%, 05/01/2017	$6,293

		Mexico - 0.4%
		Mexican Bonos De Desarrollo
MXN	19,546	8.50%, 11/18/2038	1,847
		Mexican Udibonos
MXN	14,027	4.50%, 11/22/2035 ◄	1,436
			3,283
		New Zealand - 0.6%
		New Zealand (Government of)
NZD	3,215	4.50%, 02/15/2016	4,300

		Nigeria - 0.2%
		Nigeria (Government of)
	1,000	10.70%, 06/01/2018 ■	1,083
	600	16.00%, 07/02/2019 ■	646
			1,729
		Norway - 2.3%
		Norway (Kingdom of)
NOK	46,850	2.00%, 05/24/2023	8,176
NOK	43,500	3.75%, 05/25/2021	8,743
			16,919
		Philippines - 0.1%
		Philippines (Republic of)
PHP	19,700	8.13%, 12/16/2035	613

		Portugal - 0.6%
		Obrigacoes do Tesouro
EUR	4,175	3.85%, 04/15/2021	4,044
EUR	350	4.75%, 06/14/2019	380
			4,424
		Sweden - 0.7%
		Sweden (Government of)
SEK	23,925	3.50%, 12/01/2028 ◄	5,449

		United Kingdom - 0.3%
		U.K. Treasury
GBP	900	4.50%, 12/07/2042	1,845

		Total foreign government obligations
		(cost $52,188)	$55,127

U.S. GOVERNMENT AGENCIES - 8.7%
		FHLMC - 1.8%
	$11,023	5.50%, 01/01/2038 - 05/01/2040 ☼	$11,995
	851	6.00%, 12/01/2037	937
			12,932
		FNMA - 5.9%
	10,100	3.00%, 11/15/2042 ☼	10,591
	5,100	3.50%, 11/15/2040 ☼	5,432
	1,000	5.00%, 11/15/2039 ☼	1,091
	2,496	5.50%, 04/01/2034 - 06/01/2038	2,761
	21,294	6.00%, 11/01/2039 - 06/01/2040 ☼	23,633
			43,508

		GNMA - 1.0%
	6,700	6.00%, 11/15/2039 ☼	7,579

		Total U.S. government agencies
		(cost $64,007)	$64,019

U.S. GOVERNMENT SECURITIES - 0.3%
		U.S. Treasury Securities - 0.3%
		U.S. Treasury Bonds - 0.3%
	$1,000	3.38%, 04/15/2032 ◄	$2,171

		Total U.S. government securities
		(cost $2,064)	$2,171

		Total long-term investments
		(cost $534,840)	$542,284

SHORT-TERM INVESTMENTS - 30.3%
		Repurchase Agreements - 30.3%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $40,302,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
		- 2042, value of $41,107)
	$40,301	0.30%, 10/31/2012	$40,301
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $16,409, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
		Note 0.63%, 2017, value of $16,738)
	16,409	0.25%, 10/31/2012	16,409
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $28,215, collateralized by FNMA 2.50%, 2027, value of $28,779)
	28,215	0.35%, 10/31/2012	28,215
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $10,718, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $10,932)
	10,718	0.35%, 10/31/2012	10,718
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $49,791, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $50,724)
	49,791	0.28%, 10/31/2012	49,791
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $63,106, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
		6.63%, 2013 - 2042, value of $64,368)
	63,105	0.25%, 10/31/2012	63,105

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 30.3% - (continued)
	Repurchase Agreements - 30.3% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $286, collateralized by U.S. Treasury Note 8.13%, 2019, value of $293)
$286	0.25%, 10/31/2012		$286
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $14,628, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $14,920)
14,628	0.30%, 10/31/2012		14,628
			223,453
	Total short-term investments
	(cost $223,453)		$223,453
	Total investments
	(cost $758,293) ▲	104.0%	$765,737
	Other assets and liabilities	(4.0)%	(29,224)
	Total net assets	100.0%	$736,513

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2012, the Fund invested 0.4% of its total assets in the Subsidiary.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $762,334 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,574
Unrealized Depreciation	(24,171)
Net Unrealized Appreciation	$3,403

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $498, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $7,259, which represents 1.0% of total net assets.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $795 was received from broker as collateral in connection with swap contracts. Securities valued at $5,275, held on behalf of the Fund at the custody bank, were designated by broker as collateral in connection with swap contracts.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $47,214 at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

16

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $23,591, which represents 3.2% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2012	532	Centamin plc	$868

At October 31, 2012, the aggregate value of these securities was $498, which represents 0.1% of total net assets.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

♠	Perpetual maturity security. Maturity date shown is the first call date.

Futures Contracts Outstanding at October 31, 2012

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	45	12/17/2012	$5,792	$5,854	$62
CAC 40 10 EURO Future	33	11/16/2012	1,501	1,465	(36)
Canadian Government 10-Year Bond Future	25	12/18/2012	3,428	3,431	3
Euro BUND Future	52	12/06/2012	9,549	9,549	—
FTSE 100 Index Future	53	12/21/2012	4,996	4,930	(66)
FTSE/MIB Index Future	49	12/21/2012	4,975	4,925	(50)
German Stock Exchange Future	113	12/21/2012	26,885	26,623	(262)
Hang Seng Index Future	5	11/29/2012	699	699	—
IBEX 35 Index Future	52	11/16/2012	5,415	5,275	(140)
MSCI Singapore Index Future	20	11/29/2012	1,135	1,129	(6)
Platinum Future	13	01/29/2013	1,069	1,025	(44)
S&P 500 (E-Mini) Future	185	12/21/2012	13,415	13,013	(402)
Silver Future	10	12/27/2012	1,561	1,616	55
Stockholm Stock Exchange Future	434	11/16/2012	7,011	6,877	(134)
U.S. Treasury 10-Year Note Future	221	12/19/2012	29,371	29,400	29
U.S. Treasury 2-Year Note Future	14	12/31/2012	3,086	3,084	(2)
U.S. Treasury 30-Year Bond Future	5	12/19/2012	750	746	(4)
U.S. Treasury 5-Year Note Future	59	12/31/2012	7,326	7,331	5
U.S. Treasury CME Ultra Long Term Bond Future	99	12/19/2012	16,400	16,344	(56)
					$(1,048)
Short position contracts:
Amsterdam Index Future	6	11/16/2012	$520	$513	$7
Australian SPI 200 Index Future	25	12/20/2012	2,916	2,922	(6)
Japan 10-Year Bond Future	1	12/11/2012	1,803	1,807	(4)
KOSPI 200 Index Future	2	12/13/2012	232	230	2
Long Gilt Future	32	12/27/2012	6,228	6,152	76
MSCI Taiwan Stock Index Future	49	11/29/2012	1,259	1,253	6
NIKKEI 225 Index Future	18	12/13/2012	2,009	2,011	(2)
S&P/TSX 60 Index Future	18	12/20/2012	2,546	2,559	(13)
					$66
					$(982)

* The number of contracts does not omit 000's.

Cash of $14,470 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/02/2012	CBK	$100	$100	$—
AUD	Buy	01/18/2013	JPM	4,043	4,110	67
AUD	Buy	11/30/2012	WEST	14,427	14,500	73
CAD	Buy	11/05/2012	DEUT	142	142	—
CAD	Buy	11/02/2012	RBC	102	102	—
CAD	Buy	11/30/2012	RBC	23,149	23,048	(101)
CAD	Buy	01/18/2013	RBC	5,718	5,599	(119)
CAD	Buy	11/01/2012	WEST	248	248	—
CAD	Sell	01/18/2013	BOA	182	180	2
CAD	Sell	12/19/2012	RBC	6,229	6,040	189
CHF	Buy	11/01/2012	JPM	131	132	1
CHF	Buy	11/05/2012	NAB	250	250	—
CHF	Buy	11/30/2012	SSG	5,796	5,827	31
CHF	Buy	11/02/2012	UBS	86	86	—
CHF	Buy	01/18/2013	UBS	6,098	6,109	11
CHF	Sell	11/30/2012	BCLY	5,815	5,827	(12)
CLP	Buy	12/19/2012	UBS	3,068	3,055	(13)
CLP	Sell	12/19/2012	GSC	410	407	3
CLP	Sell	12/19/2012	UBS	2,659	2,647	12
CNY	Buy	12/07/2012	JPM	19,338	19,585	247
CNY	Buy	12/07/2012	JPM	1,128	1,122	(6)
CNY	Buy	09/06/2013	JPM	3,004	2,923	(81)
CNY	Sell	12/07/2012	JPM	20,165	20,707	(542)
CNY	Sell	09/06/2013	JPM	2,950	2,923	27
EUR	Buy	12/19/2012	BCLY	690	683	(7)
EUR	Buy	12/19/2012	GSC	546	547	1
EUR	Buy	01/18/2013	JPM	25,001	24,998	(3)
EUR	Buy	11/30/2012	MSC	5,810	5,794	(16)
EUR	Buy	11/30/2012	SSG	5,915	5,937	22
EUR	Buy	12/19/2012	UBS	778	778	—
EUR	Sell	01/18/2013	BOA	529	523	6
EUR	Sell	12/19/2012	JPM	15,277	15,274	3
GBP	Buy	01/18/2013	GSC	19,217	19,321	104
GBP	Sell	01/18/2013	BOA	361	360	1
GBP	Sell	12/19/2012	GSC	5,613	5,588	25
GBP	Sell	11/30/2012	WEST	12,966	13,051	(85)
HKD	Sell	11/01/2012	SSG	22	22	—
JPY	Sell	01/18/2013	BCLY	1,409	1,390	19
JPY	Sell	11/30/2012	JPM	10,648	10,621	27
JPY	Sell	11/01/2012	SSG	2	2	—
JPY	Sell	11/30/2012	SSG	18,817	18,824	(7)
MXN	Buy	12/19/2012	JPM	5,073	5,070	(3)
MXN	Buy	01/18/2013	RBC	1,450	1,420	(30)
MXN	Sell	01/18/2013	BOA	130	127	3
MXN	Sell	01/18/2013	RBC	6,432	6,299	133
NOK	Buy	11/05/2012	BNP	25	25	—
NOK	Buy	01/18/2013	CBK	415	416	1
NOK	Buy	11/02/2012	UBS	31	31	—
NOK	Sell	12/19/2012	BCLY	2,839	2,873	(34)
NOK	Sell	12/19/2012	UBS	11,066	11,177	(111)
NZD	Sell	12/19/2012	CBA	4,388	4,398	(10)
SEK	Buy	01/18/2013	JPM	3,676	3,698	22
SEK	Buy	11/05/2012	MSC	47	47	—
SEK	Buy	11/01/2012	UBS	65	66	1
SEK	Sell	12/19/2012	BCLY	4,699	4,684	15
SEK	Sell	01/18/2013	BOA	160	159	1
SEK	Sell	01/18/2013	RBC	818	827	(9)
SGD	Buy	11/05/2012	MSC	198	198	—

The accompanying notes are an integral part of these financial statements.

18

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
SGD	Buy	11/01/2012	SSG	$764	$765	$1
SGD	Buy	11/02/2012	SSG	290	290	—
						$(141)

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Sell protection:
CDX.EM.17	GSC	$28,675	5.00%	06/20/17	$3,756	$3,413	$(343)
CDX.NA.HY.16	GSC	1,776	5.00%	06/20/16	36	55	19
CDX.NA.HY.16	MSC	8,256	5.00%	06/20/16	227	256	29
CMBX.NA.AAA.2	MSC	2,750	0.07%	03/15/49	(82)	(119)	(37)
LCDX.NA.15	GSC	3,225	2.50%	12/20/15	33	52	19
LCDX.NA.17	BCLY	12,544	2.50%	12/20/16	(928)	206	1,134
Total					$3,042	$3,863	$821

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	CLPUF	2.41% Fixed	CLP 717,800	04/04/22	—	22	22
GSC	0.94% Fixed	6M CHF LIBOR	CHF 6,235	09/03/22	—	(22)	(22)
GSC	CLICP Camara	2.25% Fixed	CLP 708,475	06/26/22	—	(5)	(5)
GSC	CLICP Camara	2.35% Fixed	CLP 761,625	04/16/22	—	13	13
					$—	$8	$8

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Phillipine Peso
SEK	Swedish Krona
SGD	Singapore Dollar

Index Abbreviations:
CAC	Cotation Assistee en Continu
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
IBEX	Spanish Stock Index
KOSPI	Korea Composite Stock Price
LCDX.NA	Credit Derivatives North American Loan
MIB	Milano Italia Borsa
S&P	Standard & Poors
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate
CLPUF	Chilean Unidada de Fomentos Rate
ETF	Exchange Traded Fund
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$9,663	$677	$8,986	$—
Banks	30,375	12,686	17,689	—
Capital Goods	30,928	18,919	12,009	—
Commercial and Professional Services	3,910	2,861	1,049	—
Consumer Durables and Apparel	7,313	4,953	2,360	—
Consumer Services	4,499	3,389	1,110	—
Diversified Financials	14,567	11,613	2,954	—
Energy	34,126	21,352	12,774	—
Food and Staples Retailing	4,906	2,560	2,346	—
Food, Beverage and Tobacco	21,876	11,128	10,748	—
Health Care Equipment and Services	4,681	3,891	790	—
Household and Personal Products	5,127	2,622	2,505	—
Insurance	13,353	6,627	6,726	—
Materials	39,769	20,355	18,916	498
Media	13,403	11,843	1,560	—
Pharmaceuticals, Biotechnology and Life Sciences	18,083	8,469	9,614	—
Real Estate	15,615	6,806	8,809	—
Retailing	13,138	6,575	6,563	—
Semiconductors and Semiconductor Equipment	8,359	4,259	4,100	—
Software and Services	20,299	15,272	5,027	—
Technology Hardware and Equipment	12,477	8,150	4,327	—
Telecommunication Services	13,870	4,610	9,260	—
Transportation	5,485	3,582	1,903	—
Utilities	19,828	6,946	12,882	—
Total	365,650	200,145	165,007	498
Corporate Bonds	33,516	—	33,516	—
Exchange Traded Funds	20,058	20,058	—	—
Foreign Government Obligations	55,127	—	53,398	1,729
Preferred Stocks	1,743	824	919	—
U.S. Government Agencies	64,019	—	64,019	—
U.S. Government Securities	2,171	—	2,171	—
Short-Term Investments	223,453	—	223,453	—
Total	$765,737	$221,027	$542,483	$2,227
Credit Default Swaps*	1,201	—	1,201	—
Foreign Currency Contracts*	1,048	—	1,048	—
Futures*	245	245	—	—
Interest Rate Swaps*	35	—	35	—
Total	$2,529	$245	$2,284	$—
Liabilities:
Credit Default Swaps*	380	—	380	—
Foreign Currency Contracts*	1,189	—	1,189	—
Futures*	1,227	1,227	—	—
Interest Rate Swaps*	27	—	27	—
Total	$2,823	$1,227	$1,596	$—

♦	For the year ended October 31, 2012, investments valued at $538 were transferred from Level 1 to Level 2, and investments valued at $124 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2012
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Common Stocks	$3	$17	$(395	)†	$—	$868	$(177)	$182	$—	$498
Foreign Government Obligations	322	(124)	244	‡	1	1,561	(275)	—	—	1,729
Total	$325	$(107)	$(151)		$1	$2,429	$(452)	$182	$—	$2,227

Liabilities:
Swaps§	$(221)	$—	$—		$—	$—	$—	$—	$221	$—
Total	$(221)	$—	$—		$—	$—	$—	$—	$221	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(371).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $169.
§	Derivative instruments not reflected in the Consolidated Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $534,840)	$542,284
Investments in repurchase agreements, at market value (cost $223,453)	223,453
Cash	17,866	*
Foreign currency on deposit with custodian (cost $67)	67
Unrealized appreciation on foreign currency contracts	1,048
Unrealized appreciation on swap contracts	1,236
Receivables:
Investment securities sold	20,174
Fund shares sold	1,060
Dividends and interest	2,488
Variation margin	315
Swap premiums paid	4,052
Other assets	118
Total assets	814,161
Liabilities:
Unrealized depreciation on foreign currency contracts	1,189
Unrealized depreciation on swap contracts	407
Payables:
Investment securities purchased	68,029
Fund shares redeemed	5,676
Investment management fees	143
Administrative fees	—
Distribution fees	54
Collateral received from broker	795
Variation margin	173
Accrued expenses	150
Swap premiums received	1,010
Other liabilities	22
Total liabilities	77,648
Net assets	$736,513
Summary of Net Assets:
Capital stock and paid-in-capital	$730,192
Undistributed net investment income	13,616
Accumulated net realized loss	(14,446)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	7,151
Net assets	$736,513

*	Cash of $14,470 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities – (continued)
October 31, 2012
(000’s Omitted)

Shares authorized	700,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.30/$11.96
Shares outstanding	26,002
Net assets	$293,773
Class C: Net asset value per share	$11.18
Shares outstanding	15,174
Net assets	$169,673
Class I: Net asset value per share	$11.33
Shares outstanding	15,926
Net assets	$180,463
Class R3: Net asset value per share	$11.29
Shares outstanding	351
Net assets	$3,961
Class R4: Net asset value per share	$11.39
Shares outstanding	121
Net assets	$1,378
Class R5: Net asset value per share	$11.34
Shares outstanding	219
Net assets	$2,485
Class Y: Net asset value per share	$11.34
Shares outstanding	7,478
Net assets	$84,780

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global All-Asset Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$11,286
Interest	3,600
Less: Foreign tax withheld	(653)
Total investment income	14,233

Expenses:
Investment management fees	7,783
Administrative services fees	11
Transfer agent fees	892
Distribution fees
Class A	808
Class C	1,953
Class R3	18
Class R4	3
Custodian fees	106
Accounting services fees	213
Registration and filing fees	177
Board of Directors' fees	24
Audit fees	34
Other expenses	158
Total expenses (before waivers and fees paid indirectly)	12,180
Expense waivers	(2,358)
Commission recapture	(2)
Custodian fee offset	—
Total waivers and fees paid indirectly	(2,360)
Total expenses, net	9,820
Net Investment Income	4,413
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	91
Net realized gain on futures	18,437
Net realized gain on swap contracts	1,913
Net realized loss on foreign currency contracts	(1,817)
Net realized loss on other foreign currency transactions	(598)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	18,026
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	34,651
Net unrealized depreciation of futures	(4,749)
Net unrealized appreciation of swap contracts	2,976
Net unrealized appreciation of foreign currency contracts	465
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	14
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	33,357
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	51,383
Net Increase in Net Assets Resulting from Operations	$55,796

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global All-Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$4,413	$1,496
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	18,026	(21,923)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	33,357	(32,825)
Net Increase (Decrease) In Net Assets Resulting From Operations	55,796	(53,252)
Distributions to Shareholders:
From net investment income
Class A	(2,063)	(449)
Class C	—	(114)
Class I	(2,277)	(356)
Class R3	(10)	—
Class R4	—	(3)
Class R5	(23)	(7)
Class Y	(1,047)	(33)
Total from net investment income	(5,420)	(962)
From net realized gain on investments
Class A	—	(1,004)
Class C	—	(502)
Class I	—	(689)
Class R3	—	(18)
Class R4	—	(18)
Class R5	—	(18)
Class Y	—	(81)
Total from net realized gain on investments	—	(2,330)
Total distributions	(5,420)	(3,292)
Capital Share Transactions:
Class A	(98,321)	305,345
Class C	(58,203)	184,749
Class I	(95,984)	212,067
Class R3	592	1,289
Class R4	93	(701)
Class R5	(4)	215
Class Y	65,705	3,214
Net increase (decrease) from capital share transactions	(186,122)	706,178
Net Increase (Decrease) In Net Assets	(135,746)	649,634
Net Assets:
Beginning of period	872,259	222,625
End of period	$736,513	$872,259
Undistributed (distribution in excess of) net investment income (loss)	$13,616	$4,952

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global All-Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at

27

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

28

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

29

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

30

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Consolidated Schedule of Investments or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Consolidated Statement of Operations.

31

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Consolidated Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

32

amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Consolidated Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Consolidated Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will

33

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Consolidated Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,048	$—	$—	$—	$—	$1,048
Unrealized appreciation on swap contracts	35	—	1,201	—	—	—	1,236
Variation margin receivable *	250	—	—	25	40	—	315
Total	$285	$1,048	$1,201	$25	$40	$—	$2,599

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,189	$—	$—	$—	$—	$1,189
Unrealized depreciation on swap contracts	27	—	380	—	—	—	407
Variation margin payable *	—	—	—	173	—	—	173
Total	$27	$1,189	$380	$173	$—	$—	$1,769

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(982) as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$7,848	$—	$—	$15,149	$(4,560)	$—	$18,437
Net realized gain (loss) on swap contracts	(1,150)	—	3,063	—	—	—	1,913
Net realized loss on foreign currency contracts	—	(1,817)	—	—	—	—	(1,817)
Total	$6,698	$(1,817)	$3,063	$15,149	$(4,560)	$—	$18,533

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:

Net change in unrealized appreciation (depreciation) of futures	$254	$—	$—	$(5,862)	$859	$—	$(4,749)
Net change in unrealized appreciation of swap contracts	8	—	2,968	—	—	—	2,976
Net change in unrealized appreciation of foreign currency contracts	—	465	—	—	—	—	465
Total	$262	$465	$2,968	$(5,862)	$859	$—	$(1,308)

34

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains

35

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$5,420	$2,677
Long-Term Capital Gains ‡	—	615

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$15,517
Accumulated Capital Losses *	(11,522)
Unrealized Appreciation †	2,326
Total Accumulated Earnings	$6,321

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$9,671
Accumulated Net Realized Gain (Loss)	(4,960)
Capital Stock and Paid-in-Capital	(4,711)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

36

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2019	$11,522
Total	$11,522

During the year ended October 31, 2012, the Fund utilized $7,215 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9000%
On next $500 million	0.8000%
On next $1.5 billion	0.7300%
On next $2.5 billion	0.7000%
On next $5 billion	0.6600%
Over $10 billion	0.6550%

37

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012.

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	0.90%	1.40%	1.10%	0.90%	0.85%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Consolidated Statement of Operations.

38

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.09%
Class C	1.84
Class I	0.83
Class R3	1.36
Class R4	1.06
Class R5	0.83
Class Y	0.77

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $835 and contingent deferred sales charges of $88 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $34.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

39

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	51	15%
Class R4	52	43
Class R5	204	93
Class Y	87	1

9.	Investment Transactions:

For the year ended October 31, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,503,815
Sales Proceeds Excluding U.S. Government Obligations	1,583,362

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	4,480	185	(13,786)	—	(9,121)	38,990	123	(12,389)	—	26,724
Amount	$48,154	$1,899	$(148,374)	$—	$(98,321)	$440,877	$1,360	$(136,892)	$—	$305,345
Class C
Shares	2,812	—	(8,210)	—	(5,398)	19,496	37	(3,217)	—	16,316
Amount	$30,011	$—	$(88,214)	$—	$(58,203)	$219,349	$407	$(35,007)	$—	$184,749
Class I
Shares	7,117	153	(16,071)	—	(8,801)	28,170	62	(9,524)	—	18,708
Amount	$76,355	$1,564	$(173,903)	$—	$(95,984)	$315,855	$685	$(104,473)	$—	$212,067
Class R3
Shares	117	1	(63)	—	55	270	2	(177)	—	95
Amount	$1,256	$9	$(673)	$—	$592	$3,062	$18	$(1,791)	$—	$1,289
Class R4
Shares	45	—	(37)	—	8	156	2	(245)	—	(87)
Amount	$479	$—	$(386)	$—	$93	$1,773	$21	$(2,495)	$—	$(701)
Class R5
Shares	31	2	(33)	—	—	17	2	—	—	19
Amount	$327	$23	$(354)	$—	$(4)	$192	$24	$(1)	$—	$215
Class Y
Shares	9,020	91	(2,778)	—	6,333	1,049	10	(814)	—	245
Amount	$95,396	$934	$(30,625)	$—	$65,705	$12,100	$114	$(9,000)	$—	$3,214
Total
Shares	23,622	432	(40,978)	—	(16,924)	88,148	238	(26,366)	—	62,020
Amount	$251,978	$4,429	$(442,529)	$—	$(186,122)	$993,208	$2,629	$(289,659)	$—	$706,178

40

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

41

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

42

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43

The Hartford Global All-Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$—	$—	$(0.06)	$11.30
C	10.53	(0.02)	0.67	0.65	—	—	—	—	11.18
I	10.66	0.09	0.68	0.77	(0.10)	—	—	(0.10)	11.33
R3	10.61	0.04	0.67	0.71	(0.03)	—	—	(0.03)	11.29
R4	10.64	0.07	0.68	0.75	—	—	—	—	11.39
R5	10.67	0.09	0.68	0.77	(0.10)	—	—	(0.10)	11.34
Y	10.67	0.10	0.68	0.78	(0.11)	—	—	(0.11)	11.34

For the Year Ended October 31, 2011 (E)
A	11.04	0.03	(0.32)	(0.29)	(0.03)	(0.09)	—	(0.12)	10.63
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	—	(0.10)	10.53
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	—	(0.13)	10.66
R3	11.02	0.01	(0.33)	(0.32)	—	(0.09)	—	(0.09)	10.61
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	—	(0.10)	10.64
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	—	(0.12)	10.67
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	—	(0.13)	10.67

From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(F)	10.00	(0.01)	1.05	1.04	—	—	—	—	11.04
C(F)	10.00	(0.04)	1.04	1.00	—	—	—	—	11.00
I(F)	10.00	—	1.05	1.05	—	—	—	—	11.05
R3(F)	10.00	(0.01)	1.03	1.02	—	—	—	—	11.02
R4(F)	10.00	0.01	1.03	1.04	—	—	—	—	11.04
R5(F)	10.00	0.02	1.03	1.05	—	—	—	—	11.05
Y(F)	10.00	0.01	1.04	1.05	—	—	—	—	11.05

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

44

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

6.97%		$293,773	1.38%		1.09%		0.58%		94%
6.17		169,673	2.12		1.84		(0.16)		—
7.28		180,463	1.09		0.83		0.84		—
6.75		3,961	1.74		1.36		0.33		—
7.05		1,378	1.45		1.06		0.62		—
7.31		2,485	1.11		0.83		0.85		—
7.38		84,780	1.01		0.77		0.91		—

(2.67)		373,186	1.45		1.02		0.31		206
(3.36)		216,578	2.19		1.75		(0.43)		—
(2.44)		263,596	1.17		0.73		0.57		—
(2.93)		3,140	1.79		1.30		0.09		—
(2.71)		1,205	1.49		1.00		0.50		—
(2.36)		2,335	1.19		0.70		0.74		—
(2.34)		12,219	1.08		0.65		0.76		—

10.40	(G)	92,704	1.51	(H)	0.95	(H)	(0.16	)(H)	37
10.00	(G)	46,828	2.26	(H)	1.70	(H)	(0.92	)(H)	—
10.50	(G)	66,511	1.24	(H)	0.68	(H)	(0.01	)(H)	—
10.20	(G)	2,216	1.91	(H)	1.31	(H)	(0.18	)(H)	—
10.40	(G)	2,208	1.61	(H)	1.01	(H)	0.12	(H)	—
10.50	(G)	2,210	1.31	(H)	0.71	(H)	0.42	(H)	—
10.50	(G)	9,948	1.22	(H)	0.66	(H)	0.47	(H)	—

45

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global All-Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global All-Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

46

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

47

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) - continued

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

48

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

49

The Hartford Global All-Asset Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 3.68%.

50

The Hartford Global All-Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,021.70	$5.84	$1,000.00	$1,019.36	$5.84	1.15%	184	366
Class C	$1,000.00	$1,017.29	$9.63	$1,000.00	$1,015.58	$9.63	1.90	184	366
Class I	$1,000.00	$1,022.56	$4.58	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class R3	$1,000.00	$1,019.87	$7.11	$1,000.00	$1,018.10	$7.10	1.40	184	366
Class R4	$1,000.00	$1,021.52	$5.59	$1,000.00	$1,019.61	$5.58	1.10	184	366
Class R5	$1,000.00	$1,023.47	$5.48	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class Y	$1,000.00	$1,023.47	$4.32	$1,000.00	$1,020.86	$4.32	0.85	184	366

51

The Hartford Global All-Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global All-Asset Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

52

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s relatively recent launch and that the Fund had underperformed relative to its peer group and benchmark for the 1-year period. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

53

The Hartford Global All-Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - continued

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

54

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

55

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GAA12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Global Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Global Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Growth Fund inception 09/30/1998

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of captial.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Global Growth A#	9.63%	-7.11%	5.07%
Global Growth A##	3.60%	-8.15%	4.48%
Global Growth B#	8.74%	-7.71%	4.50%*
Global Growth B##	3.74%	-8.03%	4.50%*
Global Growth C#	8.75%	-7.84%	4.30%
Global Growth C##	7.75%	-7.84%	4.30%
Global Growth R3#	9.41%	-7.33%	5.18%
Global Growth R4#	9.72%	-7.15%	5.31%
Global Growth R5#	10.10%	-6.78%	5.55%
Global Growth Y#	10.05%	-6.70%	5.60%
MSCI World Growth Index	9.45%	-1.31%	7.31%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Growth Fund
Manager Discussion – (Unaudited)
October 31, 2012

Portfolio Managers
Matthew D. Hudson, CFA	John A. Boselli, CFA*
Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

*Appointed as a Portfolio Manager for the Fund as of June 27, 2012.

How did the Fund perform?

The Class A shares of The Hartford Global Growth Fund returned 9.63%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the MSCI World Growth Index, which returned 9.45% for the same period. The Fund underperformed the 10.24% return of the average fund in the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Value stocks (+10.7%) outperformed growth stocks (+9.5%) during the twelve-month period, as measured by the MSCI World Value Index and the MSCI World Growth Index, respectively. Within the MSCI World Growth Index, seven out of ten sectors posted positive returns. Health Care (+20%), Consumer Staples (+16%), and Telecommunication Services (+13%) performed the best, while the Energy (-4%), Materials (-4%), and Utilities (-7%) sectors lagged on a relative basis.

Strong stock selection drove the Fund’s benchmark-relative outperformance. Among sectors, positive security selection in the Consumer Discretionary, Health Care, and Telecommunication Services sectors contributed the most to relative performance, more than offsetting unfavorable security selection within Consumer Staples, Energy, and Information Technology. Sector allocation, a result of the bottom up investment process, detracted from relative performance due primarily to an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Consumer Staples and Energy.

Top contributors to benchmark-relative performance were Regeneron Pharmaceuticals (Health Care), Sprint Nextel (Telecommunication Services), and eBay (Information Technology). Shares of Regeneron Pharmaceuticals, a U.S.-based biopharmaceutical company, rose on positive news regarding the firm's drug Eylea, including approval in the European Union and Japan and the U.S. Food and Drug Administration’s approval of a new eye disease indication for the drug. Sprint Nextel, a U.S.-based company offering a range of wireless and wireline communications products and services, saw its share price rise after reporting strong earnings that beat consensus expectations and after management raised fiscal year 2012 earnings higher. Sprint Nextel is also making progress in its Network Vision plans, which consolidates multiple network technologies into one new and improved network. In October, Softbank, a Japanese technology giant that operates a wireless service, agreed to buy 70% of Sprint Nextel for $20.1 billion sending Sprint Nextel’s share price higher. The deal strengthens Sprint Nextel’s financial position as it seeks to build an improved and faster network for its customers. Shares of eBay, a U.S.-based global provider of online marketplaces and payment solutions, rose on strong growth in the online marketplace segment and higher transaction margins in the payments segment. Top absolute (i.e. total return) contributors also included Apple (Information Technology).

The top detractors from the Fund’s absolute and relative performance were Green Mountain Coffee (Consumer Staples), Chesapeake Energy (Energy), and Juniper Networks (Information Technology). Shares of Green Mountain Coffee, the leading provider of single-cup brewers and portion packs for coffee and other beverages, underperformed as investors feared that increasing competition, reduced pricing power, and increased promotional activity might hinder the company's long-term earnings power. Shares of natural gas and oil, and natural gas liquids producer Chesapeake Energy moved lower

3

The Hartford Global Growth Fund
Manager Discussion – (continued)
October 31, 2012 – (Unaudited)

during the period. Despite the company’s attractive portfolio of assets, concerns regarding the company’s operations and balance sheet strength weighed on the stock price. Juniper Networks, a carrier and enterprise network equipment provider, saw its shares fall. The company is experiencing pressure as a result of capital expenditure budget tightening among customers, particularly in Europe. Top absolute detractors also included HTC Corp (Information Technology).

What is the outlook?

Notwithstanding short-term volatility from quarter to quarter, we expect global economic growth to continue, although we believe the pace of recovery will be uneven and vary by region. We believe that macroeconomic and political events will continue to affect the global market, with several events on the near-term horizon. In the U.S., the recently announced Fed’s QE3 policy should be incrementally positive for the economy. While we believe that the U.S. appears more favorably positioned in a global context, we also recognize that the U.S. is not immune to growth setbacks and will have to address its fiscal imbalances. In Asia, Japan's economy remains volatile due to a potential change in leadership, a stronger than expected currency, and the looming implementation of an increased consumption tax. China's growth continues to slow and in our view would benefit if additional stimulus measures were put in place. In Europe, we remain concerned about excessive leverage in European banks.

In general, corporate balance sheets continue to remain healthier than they have been in years; therefore, most companies are well positioned to weather a slow growth environment. Part of this slower growth is being driven by companies themselves as they maintain a cautious approach to their capital budgets due to the macro uncertainties outlined above.

At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Information Technology, Financials and Consumer Discretionary sectors. The Fund held below-benchmark weights in the Consumer Staples, Materials and Industrials sectors.

Diversification by Country

as of October 31, 2012

Percentage of
Country	Net Assets
Austria	0.4%
Belgium	1.2
Canada	1.1
China	2.1
Denmark	0.7
France	4.5
Germany	1.8
Hong Kong	2.4
Ireland	0.9
Italy	0.6
Japan	1.5
Jersey	0.5
Mexico	1.5
Netherlands	2.6
South Africa	0.5
South Korea	1.4
Switzerland	3.8
Taiwan	1.2
United Kingdom	6.6
United States	63.9
Short-Term Investments	1.5
Other Assets and Liabilities	(0.7)
Total	100.0%

4

The Hartford Global Growth Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Automobiles and Components - 0.5%
108	Nissan Motor Co., Ltd.	$906

	Banks - 2.8%
23	BNP Paribas	1,145
925	China Construction Bank	693
28	Erste Group Bank AG	712
38	Grupo Financiero Santander Mexico S.A.B. de C.V. ●	521
48	Standard Chartered plc	1,125
27	Wells Fargo & Co.	903
		5,099
	Capital Goods - 5.0%
16	Boeing Co.	1,138
19	Honeywell International, Inc.	1,135
19	Illinois Tool Works, Inc.	1,165
11	MTU Aero Engines Holdings AG	915
101	Rolls-Royce Holdings plc	1,395
39	Safran S.A.	1,569
14	Schneider Electric S.A.	907
6	SMC Corp. of America	909
		9,133
	Consumer Durables and Apparel - 3.7%
16	Coach, Inc.	914
28	Hanesbrands, Inc. ●	950
13	Lululemon Athletica, Inc. ●	894
1	NVR, Inc. ●	904
122	Prada S.p.A.	991
491	Samsonite International S.A.	1,017
6	V.F. Corp.	986
		6,656
	Consumer Services - 2.2%
221	Galaxy Entertainment Group Ltd. ●	756
84	MGM Resorts International ●	864
378	Sands China Ltd. §	1,414
20	Starbucks Corp.	940
		3,974
	Diversified Financials - 7.2%
259	Aberdeen Asset Management plc	1,361
9	Affiliated Managers Group, Inc. ●	1,088
41	American Express Co.	2,309
18	Ameriprise Financial, Inc.	1,027
6	BlackRock, Inc.	1,145
24	Discover Financial Services, Inc.	1,000
8	Franklin Resources, Inc.	1,022
8	Goldman Sachs Group, Inc.	1,010
48	JP Morgan Chase & Co.	2,020
22	Moody's Corp.	1,055
		13,037
	Energy - 3.8%
13	Anadarko Petroleum Corp.	911
47	BG Group plc	875
36	Ensco plc	2,094
9	EOG Resources, Inc.	1,030
13	National Oilwell Varco, Inc.	960
14	Schlumberger Ltd.	971
		6,841
	Food and Staples Retailing - 1.2%
46	CVS Caremark Corp.	2,144

	Food, Beverage and Tobacco - 9.2%
28	Altria Group, Inc.	903
16	Anheuser-Busch InBev N.V.	1,349
33	British American Tobacco plc	1,615
33	Constellation Brands, Inc. Class A ●	1,177
53	Diageo Capital plc	1,502
11	Fomento Economico Mexicano S.A.B. de C.V. ADR	988
46	Green Mountain Coffee Roasters, Inc. ●	1,101
15	Groupe Danone	950
18	Heineken N.V.	1,141
14	Mead Johnson Nutrition Co.	845
10	Pernod-Ricard S.A.	1,126
26	Philip Morris International, Inc.	2,285
44	Unilever N.V.	1,616
		16,598
	Health Care Equipment and Services - 3.3%
29	Aetna, Inc.	1,277
11	Edwards Lifesciences Corp. ●	942
45	Hologic, Inc. ●	936
23	Medtronic, Inc.	973
16	UnitedHealth Group, Inc.	902
16	Zimmer Holdings, Inc.	1,027
		6,057
	Insurance - 3.3%
30	American International Group, Inc. ●	1,062
145	Discovery Holdings Ltd.	925
13	Hannover Rueckversicherung AG	912
76	Jardine Lloyd Thompson Group plc	911
113	Ping An Insurance (Group) Co.	887
18	Swiss Re Ltd.	1,214
		5,911
	Materials - 3.4%
10	Agrium, Inc.	1,022
133	Cemex S.A.B. de C.V. ADR ●	1,200
6	CF Industries Holdings, Inc.	1,138
162	Glencore International plc	898
76	James Hardie Industries plc	728
3	Syngenta AG	1,215
		6,201
	Media - 7.1%
37	CBS Corp. Class B	1,202
72	Comcast Corp. Class A	2,697
28	DirecTV ●	1,420
16	Liberty Global, Inc. ●	949
111	News Corp. Class A	2,648
767	Sirius XM Radio, Inc. w/ Rights ●	2,148
18	Walt Disney Co.	893
70	WPP plc	907
		12,864
	Pharmaceuticals, Biotechnology and Life Sciences - 10.9%
20	Amgen, Inc.	1,696
13	Celgene Corp. ●	966
48	Gilead Sciences, Inc. ●	3,244
14	Johnson & Johnson	1,006
24	Merck & Co., Inc.	1,113
52	Mylan, Inc. ●	1,308
8	Novo Nordisk A/S	1,347
7	Regeneron Pharmaceuticals, Inc. ●	1,063
18	Roche Holding AG	3,441

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 10.9% - (continued)
14	Sanofi-Aventis S.A.	$1,241
19	Thermo Fisher Scientific, Inc.	1,142
15	UCB S.A.	892
16	Watson Pharmaceuticals, Inc. ●	1,367
		19,826
	Retailing - 3.6%
7	Amazon.com, Inc. ●	1,611
3	AutoZone, Inc. ●	1,031
50	Lowe's Co., Inc.	1,605
20	Next plc	1,156
2	Priceline.com, Inc. ●	1,185
		6,588
	Semiconductors and Semiconductor Equipment - 4.0%
30	Altera Corp.	919
38	ASML Holding N.V.	2,093
55	NVIDIA Corp. ●	658
2	Samsung Electronics Co., Ltd.	2,557
341	Taiwan Semiconductor Manufacturing Co., Ltd.	1,039
		7,266
	Software and Services - 15.9%
20	Accenture plc	1,335
9	Alliance Data Systems Corp. ●	1,316
29	Amdocs Ltd.	972
19	Automatic Data Processing, Inc.	1,086
9	Baidu, Inc. ADR ●	922
14	Citrix Systems, Inc. ●	885
12	Dassault Systemes S.A.	1,264
57	eBay, Inc. ●	2,749
24	Facebook, Inc. ●	500
53	Genpact Ltd.	925
6	Google, Inc. ●	4,221
25	IAC/InterActiveCorp.	1,209
10	LinkedIn Corp. Class A ●	1,060
3	Mastercard, Inc.	1,567
52	Oracle Corp.	1,630
7	Salesforce.com, Inc. ●	1,064
20	SAP AG	1,486
23	Splunk, Inc. ●	631
37	Tencent Holdings Ltd.	1,301
26	VeriSign, Inc. ●	964
13	Visa, Inc.	1,776
		28,863
	Technology Hardware and Equipment - 9.7%
320	AAC Technologies Holdings, Inc.	1,139
16	Apple, Inc.	9,507
114	EMC Corp. ●	2,788
160	Hitachi Ltd.	851
328	Hon Hai Precision Industry Co., Ltd.	996
64	Juniper Networks, Inc. ●	1,061
20	Qualcomm, Inc.	1,170
		17,512
	Telecommunication Services - 0.8%
276	Sprint Nextel Corp. ●	1,530

	Transportation - 1.6%
106	Delta Air Lines, Inc. ●	1,024
11	FedEx Corp.	999
8	Kuehne & Nagel International AG	933
		2,956
	Total common stocks
	(cost $155,026)	$179,962

	Total long-term investments
	(cost $155,026)	$179,962

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $506,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $516)
$506	0.30%, 10/31/2012	$506
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $206, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $210)
206	0.25%, 10/31/2012	206
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $354, collateralized by FNMA 2.50%, 2027, value of $361)
354	0.35%, 10/31/2012	354
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $135, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $137)
134	0.35%, 10/31/2012	134
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $625, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $637)
625	0.28%, 10/31/2012	625
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$792, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $808)
792	0.25%, 10/31/2012	792
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $4, collateralized by U.S. Treasury Note 8.13%, 2019, value of $4)
4	0.25%, 10/31/2012	4

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.5% - (continued)
Repurchase Agreements - 1.5% - (continued)
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $184, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $187)
$184	0.30%, 10/31/2012		$184
			2,805
	Total short-term investments
	(cost $2,805)		$2,805

	Total investments
	(cost $157,831) ▲	100.7%	$182,767
	Other assets and liabilities	(0.7)%	(1,268)
	Total net assets	100.0%	$181,499

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $159,183 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,068
Unrealized Depreciation	(3,484)
Net Unrealized Appreciation	$23,584

●	Non-income producing.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $1,414, which represents 0.8% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$906	$–	$906	$–
Banks	5,099	1,424	3,675	–
Capital Goods	9,133	3,438	5,695	–
Consumer Durables and Apparel	6,656	4,648	2,008	–
Consumer Services	3,974	1,804	2,170	–
Diversified Financials	13,037	11,676	1,361	–
Energy	6,841	5,966	875	–
Food and Staples Retailing	2,144	2,144	–	–
Food, Beverage and Tobacco	16,598	7,299	9,299	–
Health Care Equipment and Services	6,057	6,057	–	–
Insurance	5,911	1,062	4,849	–
Materials	6,201	3,360	2,841	–
Media	12,864	11,957	907	–
Pharmaceuticals, Biotechnology and Life Sciences	19,826	12,905	6,921	–
Retailing	6,588	5,432	1,156	–
Semiconductors and Semiconductor Equipment	7,266	1,577	5,689	–
Software and Services	28,863	24,812	4,051	–
Technology Hardware and Equipment	17,512	14,526	2,986	–
Telecommunication Services	1,530	1,530	–	–
Transportation	2,956	2,023	933	–
Total	179,962	123,640	56,322	–
Short-Term Investments	2,805	–	2,805	–
Total	$182,767	$123,640	$59,127	$–

♦	For the year ended October 31, 2012, investments valued at $2,881 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $157,831)	$182,767
Cash	5
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Fund shares sold	49
Dividends and interest	177
Other assets	56
Total assets	183,054
Liabilities:
Payables:
Investment securities purchased	973
Fund shares redeemed	426
Investment management fees	34
Administrative fees	—
Distribution fees	14
Accrued expenses	108
Total liabilities	1,555
Net assets	$181,499
Summary of Net Assets:
Capital stock and paid-in-capital	$221,251
Distributions in excess of net investment loss	(29)
Accumulated net realized loss	(64,658)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	24,935
Net assets	$181,499

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.26/$16.15
Shares outstanding	10,314
Net assets	$157,341
Class B: Net asset value per share	$13.68
Shares outstanding	446
Net assets	$6,104
Class C: Net asset value per share	$13.67
Shares outstanding	1,277
Net assets	$17,454
Class R3: Net asset value per share	$15.82
Shares outstanding	6
Net assets	$101
Class R4: Net asset value per share	$16.03
Shares outstanding	10
Net assets	$162
Class R5: Net asset value per share	$16.35
Shares outstanding	7
Net assets	$118
Class Y: Net asset value per share	$16.43
Shares outstanding	13
Net assets	$219

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,106
Interest	6
Less: Foreign tax withheld	(217)
Total investment income	2,895

Expenses:
Investment management fees	1,824
Administrative services fees	1
Transfer agent fees	897
Distribution fees
Class A	412
Class B	77
Class C	184
Class R3	—
Class R4	—
Custodian fees	21
Accounting services fees	34
Registration and filing fees	91
Board of Directors' fees	7
Audit fees	13
Other expenses	66
Total expenses (before waivers and fees paid indirectly)	3,627
Expense waivers	(62)
Transfer agent fee waivers	(324)
Commission recapture	(4)
Total waivers and fees paid indirectly	(390)
Total expenses, net	3,237
Net Investment Loss	(342)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	17,243
Net realized gain on foreign currency contracts	68
Net realized loss on other foreign currency transactions	(113)
Net Realized Gain on Investments and Foreign Currency Transactions	17,198
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(55)
Net unrealized depreciation of foreign currency contracts	(4)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(9)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(68)
Net Gain on Investments and Foreign Currency Transactions	17,130
Net Increase in Net Assets Resulting from Operations	$16,788

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(342)	$(649)
Net realized gain on investments and foreign currency transactions	17,198	59,336
Net unrealized depreciation of investments and foreign currency transactions	(68)	(62,085)
Net Increase (Decrease) In Net Assets Resulting From Operations	16,788	(3,398)
Distributions to Shareholders:
From net investment income
Class A	—	—
Total distributions	—	—
Capital Share Transactions:
Class A	(33,686)	(62,302)
Class B	(4,094)	(4,628)
Class C	(3,615)	(5,542)
Class R3	(8)	(71)
Class R4	—	33
Class R5	4	(14)
Class Y	(34,261)	(59,322)
Net decrease from capital share transactions	(75,660)	(131,846)
Net Decrease In Net Assets	(58,872)	(135,244)
Net Assets:
Beginning of period	240,371	375,615
End of period	$181,499	$240,371
Undistributed (distribution in excess of) net investment income (loss)	$(29)	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Growth Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

13

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f) Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

15

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

16

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$68	$—	$—	$—	$—	$68
Total	$—	$68	$—	$—	$—	$—	$68
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(4)	$—	$—	$—	$—	$(4)
Total	$—	$(4)	$—	$—	$—	$—	$(4)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(63,335)
Unrealized Appreciation †	23,583
Total Accumulated Deficit	$(39,752)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$313
Accumulated Net Realized Gain (Loss)	115
Capital Stock and Paid-in-Capital	(428)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$63,306
Total	$63,306

During the year ended October 31, 2012, the Fund utilized $17,508 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$29

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

19

The Hartford Global Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.48%
Class B	2.23
Class C	2.23
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $131 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan,

20

the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $16.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	8	80%
Class R5	7	100
Class Y	13	100

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$207,266
Sales Proceeds Excluding U.S. Government Obligations	281,420

21

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,685	—	(4,052)	—	(2,367)	1,086	—	(5,434)	—	(4,348)
Amount	$24,840	$—	$(58,526)	$—	$(33,686)	$16,369	$—	$(78,671)	$—	$(62,302)
Class B
Shares	13	—	(330)	—	(317)	25	—	(365)	—	(340)
Amount	$192	$—	$(4,286)	$—	$(4,094)	$340	$—	$(4,968)	$—	$(4,628)
Class C
Shares	157	—	(436)	—	(279)	84	—	(495)	—	(411)
Amount	$2,103	$—	$(5,718)	$—	$(3,615)	$1,148	$—	$(6,690)	$—	$(5,542)
Class R3
Shares	2	—	(3)	—	(1)	4	—	(10)	—	(6)
Amount	$30	$—	$(38)	$—	$(8)	$64	$—	$(135)	$—	$(71)
Class R4
Shares	—	—	—	—	—	2	—	—	—	2
Amount	$1	$—	$(1)	$—	$—	$33	$—	$—	$—	$33
Class R5
Shares	—	—	—	—	—	—	—	(1)	—	(1)
Amount	$4	$—	$—	$—	$4	$2	$—	$(16)	$—	$(14)
Class Y
Shares	412	—	(2,699)	—	(2,287)	53	—	(3,749)	—	(3,696)
Amount	$6,323	$—	$(40,584)	$—	$(34,261)	$778	$—	$(60,100)	$—	$(59,322)
Total
Shares	2,269	—	(7,520)	—	(5,251)	1,254	—	(10,054)	—	(8,800)
Amount	$33,493	$—	$(109,153)	$—	$(75,660)	$18,734	$—	$(150,580)	$—	$(131,846)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	117	$1,700
For the Year Ended October 31, 2011	117	$1,755

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

23

The Hartford Global Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$13.92	$(0.02)	$1.36	$1.34	$–	$–	$–	$–	$15.26
B	12.58	(0.12)	1.22	1.10	–	–	–	–	13.68
C	12.57	(0.12)	1.22	1.10	–	–	–	–	13.67
R3	14.46	(0.04)	1.40	1.36	–	–	–	–	15.82
R4	14.61	–	1.42	1.42	–	–	–	–	16.03
R5	14.85	0.05	1.45	1.50	–	–	–	–	16.35
Y	14.93	0.10	1.40	1.50	–	–	–	–	16.43

For the Year Ended October 31, 2011
A	14.31	(0.04)	(0.35)	(0.39)	–	–	–	–	13.92
B	13.03	(0.16)	(0.29)	(0.45)	–	–	–	–	12.58
C	13.02	(0.15)	(0.30)	(0.45)	–	–	–	–	12.57
R3	14.88	(0.09)	(0.33)	(0.42)	–	–	–	–	14.46
R4	14.99	(0.01)	(0.37)	(0.38)	–	–	–	–	14.61
R5	15.19	0.04	(0.38)	(0.34)	–	–	–	–	14.85
Y	15.27	0.10	(0.44)	(0.34)	–	–	–	–	14.93

For the Year Ended October 31, 2010 (E)
A	12.53	(0.05)	1.87	1.82	(0.04)	–	–	(0.04)	14.31
B	11.46	(0.14)	1.71	1.57	–	–	–	–	13.03
C	11.45	(0.14)	1.71	1.57	–	–	–	–	13.02
R3	13.04	(0.08)	1.94	1.86	(0.02)	–	–	(0.02)	14.88
R4	13.11	(0.04)	1.94	1.90	(0.02)	–	–	(0.02)	14.99
R5	13.26	0.01	1.98	1.99	(0.06)	–	–	(0.06)	15.19
Y	13.32	0.02	2.00	2.02	(0.07)	–	–	(0.07)	15.27

For the Year Ended October 31, 2009
A	10.50	0.04	1.99	2.03	–	–	–	–	12.53
B	9.64	–	1.82	1.82	–	–	–	–	11.46
C	9.68	(0.05)	1.82	1.77	–	–	–	–	11.45
R3	10.97	(0.02)	2.09	2.07	–	–	–	–	13.04
R4	11.01	0.01	2.09	2.10	–	–	–	–	13.11
R5	11.10	0.05	2.11	2.16	–	–	–	–	13.26
Y	11.14	0.07	2.11	2.18	–	–	–	–	13.32

For the Year Ended October 31, 2008 (E)
A	24.97	(0.03)	(11.78)	(11.81)	–	(2.66)	–	(2.66)	10.50
B	23.27	(0.14)	(10.83)	(10.97)	–	(2.66)	–	(2.66)	9.64
C	23.40	(0.16)	(10.90)	(11.06)	–	(2.66)	–	(2.66)	9.68
R3	26.02	(0.08)	(12.31)	(12.39)	–	(2.66)	–	(2.66)	10.97
R4	26.09	(0.05)	(12.37)	(12.42)	–	(2.66)	–	(2.66)	11.01
R5	26.15	0.05	(12.44)	(12.39)	–	(2.66)	–	(2.66)	11.10
Y	26.19	0.07	(12.46)	(12.39)	–	(2.66)	–	(2.66)	11.14

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

9.63%	$157,341	1.67%	1.48%	(0.16)%	99%
8.74	6,104	2.76	2.23	(0.91)	–
8.75	17,454	2.36	2.23	(0.90)	–
9.41	101	1.97	1.60	(0.30)	–
9.72	162	1.40	1.30	0.02	–
10.10	118	1.10	1.00	0.33	–
10.05	219	0.96	0.95	0.67	–

(2.73)	176,523	1.57	1.48	(0.22)	60
(3.45)	9,591	2.60	2.23	(0.98)	–
(3.46)	19,556	2.29	2.23	(0.97)	–
(2.82)	103	1.73	1.60	(0.29)	–
(2.54)	148	1.35	1.30	(0.04)	–
(2.24)	104	1.04	1.00	0.24	–
(2.23)	34,346	0.94	0.94	0.31	–

14.53	243,667	1.61	1.48	(0.40)	61
13.70	14,367	2.63	2.23	(1.16)	–
13.71	25,611	2.31	2.23	(1.15)	–
14.24	193	1.73	1.68	(0.57)	–
14.47	118	1.33	1.33	(0.28)	–
15.00	119	1.05	1.03	0.06	–
15.17	91,540	0.93	0.93	0.12	–

19.33	234,971	1.83	1.13	0.38	82
18.88	18,333	2.90	1.57	(0.05)	–
18.29	27,064	2.45	2.01	(0.49)	–
18.87	113	1.82	1.73	(0.41)	–
19.07	59	1.37	1.37	0.16	–
19.46	7	1.05	1.05	0.46	–
19.57	177,096	0.94	0.94	0.59	–

(52.57)	212,910	1.49	1.43	(0.18)	82
(52.83)	23,614	2.42	2.01	(0.79)	–
(52.94)	30,334	2.16	2.16	(0.92)	–
(52.69)	10	1.88	1.73	(0.42)	–
(52.66)	7	1.58	1.43	(0.57)	–
(52.40)	12	1.06	1.06	0.26	–
(52.31)	135,673	0.90	0.90	0.36	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

26

The Hartford Global Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Global Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Global Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford Global Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$985.15	$7.38	$1,000.00	$1,017.70	$7.50	1.48%	184	366
Class B	$1,000.00	$981.35	$11.06	$1,000.00	$1,013.98	$11.24	2.22	184	366
Class C	$1,000.00	$981.34	$11.10	$1,000.00	$1,013.93	$11.28	2.23	184	366
Class R3	$1,000.00	$983.83	$7.98	$1,000.00	$1,017.10	$8.11	1.60	184	366
Class R4	$1,000.00	$985.25	$6.49	$1,000.00	$1,018.60	$6.60	1.30	184	366
Class R5	$1,000.00	$987.32	$4.99	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class Y	$1,000.00	$986.19	$4.74	$1,000.00	$1,020.36	$4.83	0.95	184	366

31

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted the June 2012 changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1-, 3- and 5-year periods. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the

33

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

34

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GG12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Global Real Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Global Real Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Real Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Global Real Asset A#	-2.50%	3.61%
Global Real Asset A##	-7.87%	1.22%
Global Real Asset C#	-3.20%	2.89%
Global Real Asset C##	-4.16%	2.89%
Global Real Asset I#	-2.26%	3.89%
Global Real Asset R3#	-2.75%	3.35%
Global Real Asset R4#	-2.44%	3.66%
Global Real Asset R5#	-2.19%	3.96%
Global Real Asset Y#	-2.14%	3.99%
Barclays U.S. TIPS 1-10 Year Index	5.17%	7.04%
Global Real Asset Fund Blended Index	0.71%	7.96%
MSCI All Country World Energy Index	1.30%	9.99%
MSCI All Country World Metals and Mining Index	-12.00%	-1.53%
S&P Goldman Sachs Commodity Index	-1.45%	8.14%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Class C reflects a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Barclays U.S. TIPS 1-10 Year Index (formerly known as Barclays Capital U.S. TIPS 1-10 Year Index) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Global Real Asset Fund Blended Index is a blended index comprised of the following indices: MSCI All Country World Energy Index (33%), MSCI All Country World Metals and Mining Industry Index (16.5%), MSCI All Country World Agriculture/Chemicals, and Forest, Paper and Products (5.5%), Barclays U.S. TIPS 1-10 Year (35%), and S&P Goldman Sachs Commodity Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals and Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Real Asset Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Scott M. Elliot	Jay Bhutani	Brian M. Garvey	Lindsay T. Politi
Senior Vice President and Asset Allocation Portfolio Manager	Director and Natural Resources Portfolio Manager	Vice President and Asset Allocation Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned -2.50%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming the blended benchmark (33% MSCI All Country World Energy Index, 16.5% MSCI All Country World Metals and Mining Index, 5.5% MSCI All Country World Agriculture/Chemicals and Forest, Paper, and Products Index, 35% Barclays U.S. TIPS 1 – 10 Year Index, and 10% Equal Sector-Weight S&P Goldman Sachs Commodity Index), which returned 0.71% for the same period.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Equities ended the period up 9.2% as measured by the MSCI All Country World Index. Natural resource equities, which returned -2.3% as defined by the equity components of the Fund’s benchmark, underperformed broader equity markets. Diversified metals and mining-related stocks led the decline.

Intermediate US TIPS (Treasury Inflation Protected Securities) returned +5.17% over the period, as measured by the Barclays US TIPS 1-10 Year Index. The Fed’s third round of quantitative easing (QE3), which involves purchasing $40 billion per month of mortgage-backed securities, further supported fixed income assets. Additionally, the Fed extended its rate guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Commodities returned -1.45% during the period as represented by Equal Sector-Weighted S&P Goldman Sachs Commodity Index. Three out of four commodity sectors recorded negative returns. Industrial metals commodities fell, led lower by aluminum and nickel. Energy commodities also declined as natural gas fell significantly. Lastly, falling silver and gold prices pushed precious metals commodities lower. Agriculture-related commodities, in particular soybeans, corn, and wheat, gained.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund underperformed its benchmark during the period primarily due to weak security selection within the underlying equity and commodities portfolios. Asset allocation decisions contributed positively due to out-of-benchmark allocations to emerging market inflation linked bonds, inflation-sensitive infrastructure equities, and precious metals equities.

Significant detractors from relative performance in the natural resources equities portion of the Fund during the period included Exxon Mobil, Alpha Natural Resources, and Alumina Limited. Shares of Exxon Mobil rose as the company reported solid earnings and repurchased stock. An underweight position in this stock detracted from the Fund’s benchmark-relative returns. Shares of Alpha Natural Resources, a U.S.-based coal producer, fell after reduced shipment guidance raised investor concerns about a slowdown in Chinese demand and following a period of sustained low natural gas prices, which incentivized significant coal-to-gas switching. Shares of Alumina Limited, an Australian-based company with bauxite mining, alumina refining, and aluminum smelting operations, were hurt as aluminum prices fell, squeezing alumina margins and profits in the short term. The Fund also held two exchange traded funds, Market Vectors Gold Miners ETF and SPDR S&P Metals & Mining ETF, which detracted from relative returns.

3

The Hartford Global Real Asset Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Stocks that contributed most to relative performance in the natural resources equities portion of the Fund were Lyondellbasell Industries, Marathon Petroleum, and Phillips 66. Lyondellbasell Industries, an ethylene and polyethylene producer, saw its shares rise as the company benefited from low feed stock prices. U.S. refiners Marathon Petroleum and Phillips 66 benefited as oil prices rebounded and the spread between West Texas Intermediate and Brent crude oil prices widened lowering the companies’ input costs.

The commodities sub-portfolio underperformed its benchmark due to gold, cotton, and cattle exposure. Commodities exposure is gained through derivatives, particularly total return swaps and futures.

The TIPS portion of the Fund modestly outperformed its benchmark during the period, driven primarily by the timing of a small out of benchmark allocation to nominal Treasuries.

What is the outlook?

We view our asset class positioning in the Hartford Global Real Asset Fund as having two components: intermediate-term views (1-3 year horizon) and tactical changes around those positions (less than one year horizon). Our intermediate positions target areas with attractive valuations, tight supply conditions, improving demand, and supportive business cycle conditions. Short-term shifts typically reflect positioning changes to take advantage of price volatility.

We believe that the market environment in the coming decade is unlikely to mirror that of the prior ten years. The key differences from an inflationary perspective are China’s slowing growth and transition to a more consumption-focused economy, continued – but evolving – demand for resources, highly stimulative monetary policy, and the end of global manufacturing disinflation. These changes will take time to play out, but ultimately will, we believe, result in a fundamental shift in the nature of global inflation. The most probable outcome, in our view, is an environment characterized by slower growth, a high degree of monetary stimulus, and continuing inflationary pressures from emerging markets and select commodities. The risk of such an outcome is likely not fully priced in the market.

We expect that growth in China is likely to be slower going forward as the economy transitions from a period of unprecedented urbanization and a rapid infrastructure buildout to an increasing focus on the consumption proclivities of an expanding middle class. We expect that demand for everything from cars to appliances to clothing will expand, and that infrastructure spending will continue to grow, but at a slower rate than in the past. One likely outcome is a shift in the nature of commodities demand, from infrastructure-intensive (industrial metals) to consumption-oriented (oil, cotton, platinum, protein).

Within this backdrop, supply challenges continue to persist in most resource areas. Cost inflation is rising due to higher labor, transport, and regulatory costs as well as declining resource quality. The result is that for every dollar spent, there is less resource being found. There are a few exceptions to this, notably natural gas, where the shale gas boom is creating ample supplies.

With rising cost structures in many of the formerly low-cost manufacturing countries like China, prices for manufactured goods are likely to rise, reversing the disinflationary trend that has existed since the middle of the 1990s. This is a theme we have discussed in the past and one that will likely become clear in the coming years as rising cost structures and growing demand from the emerging middle class exert upward pressure on prices.

Finally, the developed world remains in a stagnant growth environment. The policy response has been an unprecedented monetary experiment, with negative real interest rates around the world, an enormous buildup in central bank balance sheets, and a bias to devalue currencies relative to real assets. There are two potential outcomes to this experiment, in our view. The first is that it ends benignly – deleveraging runs its course, the global economy normalizes, and we enter a period of fairly low inflation and reasonable growth. The second is that artificially low interest rates begin pushing up price levels while growth remains challenged. In our view, the latter risk rises the longer rates are kept at artificially low levels.

We ended the period underweight to TIPS, overweight to commodities, and neutral to natural resource equities.

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aa / AA	0.3
A	0.3
Baa / BBB	3.3
Unrated	0.9
U.S. Government Agencies and Securities	24.8
Non Debt Securities and Other Short-Term Instruments	69.4
Other Assets & Liabilities	1.0
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Country

as of October 31, 2012

Percentage of
Country	Net Assets
Australia	2.3%
Austria	0.2
Belgium	0.2
Brazil	1.7
Canada	7.9
Chile	0.0
China	0.3
Denmark	0.0
Egypt	0.0
Finland	0.2
France	0.5
Germany	0.3
Hong Kong	2.5
India	0.7
Indonesia	0.0
Israel	1.1
Italy	0.3
Japan	1.7
Jersey	0.3
Luxembourg	0.3
Mauritius	0.4
Mexico	1.4
Netherlands	0.0
Norway	1.6
Papua New Guinea	0.6
Peru	0.1
Philippines	0.0
Poland	0.4
Portugal	0.4
Russia	0.1
Singapore	0.4
South Africa	1.7
South Korea	0.5
Spain	0.9
Sweden	0.1
Switzerland	0.9
Thailand	0.3
Turkey	1.4
United Kingdom	5.4
Zambia	0.0
United States	48.0
Short-Term Investments	13.9
Other Assets and Liabilities	1.0
Total	100.0%

5

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 52.6%
	Agricultural Products - 2.6%
68	Archer-Daniels-Midland Co.	$1,815
17	Asian Bamboo AG	129
1,064	Asian Citrus Holdings Ltd.	594
54	Bunge Ltd. Finance Corp.	3,809
112	China Agri-Industries Holdings	70
508	China Modern Dairy Holdings Ltd. ●	131
143	First Resources Ltd.	240
3,880	Golden Agri Resources Ltd.	1,982
20	Ingredion, Inc.	1,211
33	Kernel Holding S.A. ●	693
9	New Britain Palm Oil Ltd.	86
69	PT Astra Agro Lestari Tbk	149
15	Ros Agro plc ●§	104
39	SLC Agricola S.A.	372
66	Trigon Agri A/S	58
36	Viterra, Inc.	564
388	Wilmar International Ltd.	978
		12,985
	Aluminum - 0.1%
28	Alcoa, Inc.	243
65	Alumina Ltd.	65
80	Aluminum Corp. of China Ltd. ●	35
22	Hindalco Industries Ltd.	47
21	Norsk Hydro ASA	96
		486
	Biotechnology - 0.0%
13	Codexis, Inc. ●	35

	Coal and Consumable Fuels - 1.5%
222	Alpha Natural Resources, Inc. ●	1,903
16	Ceres, Inc. ●	82
249	China Shenhua Energy Co., Ltd.	1,055
69	Consol Energy, Inc.	2,440
12	Kior, Inc. ●	79
65	Peabody Energy Corp.	1,819
		7,378
	Construction, Farm Machinery and Heavy Trucks - 0.9%
19	AGCO Corp. ●	851
4	Caterpillar, Inc.	323
2	CNH Global N.V.	72
87	Cosco Corp. Singapore Ltd.	63
24	Deere & Co.	2,059
43	Fiat Industrial S.p.A.	469
8	Hino Motors Ltd.	59
26	Kubota Corp.	265
—	Man AG	36
4	PACCAR, Inc.	187
33	Sembcorp Marine Ltd.	127
4	Titan International, Inc.	92
		4,603
	Diversified Metals and Mining - 3.6%
3	African Rainbow Minerals Ltd.	53
30	Anglo American plc	930
8	Antofagasta plc	170
1	Assore Ltd.	32
72	BHP Billiton Ltd.	2,536
146	BHP Billiton plc	4,665
6	Boliden Ab	114
5	Eurasian Natural Resources Corp.	26
14	First Quantum Minerals Ltd.	320
27	Freeport-McMoRan Copper & Gold, Inc.	1,034
83	Glencore International plc	462
117	Grupo Mexico S.A.B. de C.V. ☼	375
10	Iluka Resources Ltd.	101
2	Inmet Mining Corp.	89
43	International Nickel Indones	12
1	Jastrzebska Spolka Weglowa S.A.	20
31	Jiangxi Copper Co., Ltd.	80
4	Kazakmys plc	49
3	KGHM Polska Miedz S.A.	162
—	Korea Zinc Co., Ltd.	81
43	Lynas Corp., Ltd. ●	32
19	Minera Frisco SAB de CV ●☼	76
11	Mining & Metallurgical Co. Norilsk Nickel OJSC ADR	162
31	Minmetals Resource ●	12
23	Mitsubishi Materials Corp.	68
4,857	Mongolian Mining Corp. ●	2,373
8	OZ Minerals Ltd.	70
10	Rio Tinto Ltd.	589
30	Rio Tinto plc	1,494
67	Shougang Fushan Resources Group Ltd.	23
4	Southern Copper Corp.	168
28	Sterlite Industries India Ltd.	53
11	Sumitomo Metal Mining Co., Ltd.	148
15	Teck Cominco Ltd. Class B	483
13	Turquoise Hill Resources Ltd. ●	99
2	Vedanta Resources plc	40
11	Volcan Compania Minera S.A.A.	10
2	Walter Energy, Inc.	60
47	Xstrata plc	742
		18,013
	Diversified Support Services - 0.0%
11	Ceres Global AG Corp. ●	62

	Electric Utilities - 1.2%
225	Cheung Kong Infrastructure	1,318
69	Chubu Electric Power Co., Inc.	708
62	Cia Paranaense de Energia-Copel	912
26	Electricite de France S.A.	549
20	NextEra Energy, Inc.	1,366
46	Scottish & Southern Energy	1,077
		5,930
	Electronic Manufacturing Services - 0.0%
3	Trimble Navigation Ltd. ●	118

	Fertilizers and Agricultural Chemicals - 5.2%
24	Agrium, Inc.	2,567
4	American Vanguard Corp.	125
9	CF Industries Holdings, Inc.	1,850
236	China Bluechemical Ltd.	149
293	Incitec Pivot Ltd.	960
60	Israel Chemicals Ltd.	756
1	Israel Corp., Ltd.	398
15	K+S AG	701
60	Monsanto Co.	5,155
55	Mosaic Co.	2,868

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 52.6% - (continued)
	Fertilizers and Agricultural Chemicals - 5.2% - (continued)
35	Nihon Nohyaku Co., Ltd.	$155
103	Potash Corp. of Saskatchewan, Inc.	4,146
11	Syngenta AG	4,330
4	Uralkali GDR §	144
41	Yara International ASA	1,915
		26,219
	Food Distributors - 0.1%
225	Olam International Ltd.	361

	Forest Products - 0.0%
303	Sino Forest Corp. Class A ⌂●†	—

	Gas Utilities - 0.8%
300	ENN Energy Holdings Ltd.	1,246
197	Osaka Gas Co., Ltd.	812
196	Snam S.p.A.	868
43	UGI Corp.	1,372
		4,298
	Gold - 4.6%
7	African Barrick Gold Ltd.	49
15	Agnico-Eagle Mines Ltd.	823
12	Alacer Gold Corp. ●	66
7	Alamos Gold, Inc.	133
20	Alkane Resources Ltd. ●	18
5	Allied Nevada Gold Corp. ●	172
31	AngloGold Ltd. ADR	1,055
5	Argonaut Gold, Inc. ●	55
15	AuRico Gold, Inc. ●	127
9	Aurizon Mines Ltd. ●	40
14	Avocet Mining plc	18
19	B2Gold Corp. ●	77
10	Banro Corp. ●	48
85	Barrick Gold Corp.	3,442
38	Beadell Resources Ltd. ●	38
57	Centamin plc ⌂●†	53
14	Centerra Gold, Inc.	155
7	China Gold International Resources Corp. ●	30
171	China Precious Metal Resources Holdings Co. Ltd. ●	33
6	Colossus Minerals, Inc. ●	36
16	Compania De Minas Buenaventur ADR	574
33	DRDGOLD Ltd.	23
58	Eldorado Gold Corp.	853
10	Endeavour Mining Corp. ●	22
13	Franco-Nevada Corp.	733
14	Gabriel Resources Ltd. ●	34
56	Gold Fields Ltd.	691
2	Gold Resource Corp.	29
69	Goldcorp, Inc.	3,105
10	Golden Star Resources Ltd. ●	21
936	G-Resources Group Ltd. ●	45
21	Gryphon Minerals Ltd. ●	17
6	Guyana Goldfields, Inc. ●	18
31	Harmony Gold Mining Co., Ltd.	257
15	High River Gold Mines Ltd. ●	20
12	Highland Gold Mining Ltd.	20
32	IAMGOLD Corp.	498
48	Integra Mining Ltd. ●	27
6	Keegan Resources, Inc. ●	23
7	Kingsgate Consolidated Ltd.	39
17	Kingsrose Mining Ltd.	17
98	Kinross Gold Corp.	978
4	Kirkland Lake Gold, Inc. ●	35
3	Koza Altin Isletmeleri A.S.	73
21	Lake Shore Gold Corp. ●	17
671	Lepanto Consolidated Mining Co. ●	19
42	LionGold Corp. Ltd. ●	36
9	Medusa Mining Ltd.	57
6	Midas Gold Corp. ●	17
10	Nevsun Resources Ltd.	47
40	New Gold, Inc. ●	464
60	Newcrest Mining Ltd.	1,643
41	Newmont Mining Corp.	2,211
8	NGEx Resources, Inc. ●	25
17	Northern Star Resources Ltd.	23
12	NovaGold Resources, Inc. ●	57
13	OceanaGold Corp. ●	46
33	Osisko Mining Corp. ●	325
70	Pan African Resources plc	19
25	Perseus Mining Ltd. ●	67
9	Petropavlovsk plc	60
7	Premier Gold Mines Ltd. ●	40
4	Pretium Resources, Inc. ●	53
5	Queenston Mining, Inc. ●	22
5	Rainy River Resources Ltd. ●	26
7	Rangold Resources Ltd.	805
17	Regis Resources Ltd. ●	93
35	Resolute Mining Ltd.	70
3	Royal Gold, Inc.	297
14	Rubicon Minerals Corp. ●	49
19	San Gold Corp. ●	19
46	Saracen Mineral Holdings Ltd. ●	24
2	Seabridge Gold, Inc. ●	31
15	Semafo, Inc.	59
10	Silver Lake Resources Ltd. ●	38
26	St. Barbara Ltd. ●	51
5	Tanzanian Royalty Exploration Corp. ●	23
22	Torex Gold Resources, Inc. ●	46
6	Troy Resources Ltd.	26
64	Yamana Gold, Inc.	1,298
64	Zhaojin Mining Industry Co., Ltd.	108
452	Zijin Mining Group Co., Ltd.	182
		23,113
	Independent Power Producers and Energy Traders - 0.2%
53	Tractebel Energia S.A.	918

	Industrial Conglomerates - 0.2%
178	Beijing Enterprises Holdings Ltd.	1,147

	Industrial Machinery - 0.3%
35	Vallourec S.A.	1,439

	Integrated Oil and Gas - 9.8%
329	BG Group plc	6,101
114	BP plc ADR	4,898
67	Chevron Corp.	7,417

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 52.6% - (continued)
	Integrated Oil and Gas - 9.8% - (continued)
49	Exxon Mobil Corp.	$4,422
123	Galp Energia SGPS S.A.	1,974
63	Husky Energy, Inc.	1,714
98	Imperial Oil Ltd.	4,298
33	Occidental Petroleum Corp.	2,574
123	Petroleo Brasileiro S.A. ADR	2,609
218	Repsol S.A.	4,378
50	Sasol Ltd. ADR	2,108
171	Statoilhydro ASA ADR	4,193
91	Suncor Energy, Inc.	3,045
		49,731
	Integrated Telecommunication Services - 0.5%
25	AT&T, Inc.	861
40	Elisa Oyj	867
49	Telenor ASA	964
		2,692
	Multi-Sector Holdings - 0.1%
9	Groupe Bruxelles Lambert S.A.	702

	Multi-Utilities-0.9%
143	National Grid plc	1,628
23	PG&E Corp.	970
8	RWE AG	370
48	Suez Environment S.A.	512
28	Wisconsin Energy Corp.	1,073
		4,553
	Oil and Gas Drilling - 0.4%
113	Patterson-UTI Energy, Inc.	1,833

	Oil and Gas Equipment and Services - 2.2%
46	Baker Hughes, Inc.	1,910
29	Cameron International Corp. ●	1,474
30	Dril-Quip, Inc. ●	2,105
33	National Oilwell Varco, Inc.	2,432
43	Schlumberger Ltd.	2,976
		10,897
	Oil and Gas Exploration and Production - 8.3%
80	Anadarko Petroleum Corp.	5,491
1,235	Beach Energy Ltd.	1,764
338	Buru Energy Ltd. ●	971
447	Cairn Energy plc	2,025
45	Canadian Natural Resources Ltd. ADR	1,353
102	Chesapeake Energy Corp.	2,062
1,489	CNOOC Ltd.	3,064
70	Cobalt International Energy, Inc. ●	1,465
83	ConocoPhillips Holding Co.	4,796
87	Denbury Resources, Inc. ●	1,328
101	EnCana Corp.	2,270
31	EOG Resources, Inc.	3,576
339	Karoon Gas Australia Ltd. ●	1,956
604	Kunlun Energy Co., Ltd.	1,118
1,588	New Standard Energy Ltd. ●	517
378	Oil Search Ltd.	2,913
23	Pioneer Natural Resources Co.	2,409
46	Southwestern Energy Co. ●	1,593
34	Whiting Petroleum Corp. ●	1,445
		42,116
	Oil and Gas Refining and Marketing - 3.9%
52	Gevo, Inc. ●	105
32	Green Plains Renewable Energy, Inc. ●	248
521	JX Holdings, Inc.	2,777
57	Marathon Petroleum Corp.	3,109
102	Phillips 66	4,801
95	Reliance Industries Ltd. GDR ■	2,857
42	Tesoro Corp.	1,595
282	Tonengeneral Sekiyu KK	2,559
72	Tupras-Turkiye Petrol Rafinerileri A.S.	1,772
		19,823
	Oil and Gas Storage and Transportation - 0.8%
36	Enbridge, Inc.	1,416
17	Kinder Morgan Management LLC ●	1,298
27	Kinder Morgan, Inc.	927
14	Transcanada Corp.	644
		4,285
	Packaged Foods and Meats - 0.7%
43	Adecoagro S.A. ●	390
286	Australian Agricultural Co. Ltd. ●	385
251	Bumitama Agri Ltd. ●	206
262	China Minzhong Food Corp., Ltd. ●	173
1,245	Marine Harvest ●	977
26	McLeod Russel India Ltd.	144
24	MHP S.A. GDR §●	366
66	Minerva S.A.	355
88	PureCircle Ltd. ●	342
385	REI Agro Ltd.	74
132	Zambeef Products plc	82
		3,494
	Paper Products - 0.4%
7	Holmen AB Class B	195
21	International Paper Co.	740
27	MeadWestvaco Corp.	790
173	Oji Holdings Corp.	507
		2,232
	Precious Metals and Minerals - 1.1%
6	Anglo American Platinum Ltd.	258
30	Aquarius Platinum Ltd.	18
2	Asahi Holdings, Inc.	32
5	Coeur d'Alene Mines Corp. ●	146
6	Dundee Precious Metals, Inc. ●	52
5	Endeavor Silver Corp. ●	43
6	First Majestic Silver Corp. ●	147
6	Fortuna Silver Mines, Inc. ●	35
14	Fresnillo plc	431
7	Gem Diamonds Ltd. ●	20
5	Harry Winston Diamond Corp. ●	66
15	Hecla Mining Co.	96
10	Hochschild Mining plc	77
43	Impala Platinum Holdings Ltd.	767
12	Industrias Penoles S.A.B. de C.V. ☼	605
12	Lonmin plc	99
2	MAG Silver Corp. ●	30
9	McEwen Mining, Inc. ●	45
11	North American Palladium Ltd. ●	17
22	Northern Platinum Ltd.	83
14	Pan American Silver Corp.	303
8	Paramount Gold & Silver Corp. ●	21
43	Patagonia Gold plc ●	15

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 52.6% - (continued)
		Precious Metals and Minerals - 1.1% - (continued)
	20	Petra Diamonds Ltd. ●	$32
	7	Royal Bafokeng Platinum Ltd. ●	41
	5	Silver Standard Resources, Inc. ●	69
	30	Silver Wheaton Corp.	1,221
	9	Silvercorp Metals, Inc.	56
	6	Stillwater Mining Co. ●	60
	5	Tahoe Resources, Inc. ●	96
	9	Umicore S.A.	457
			5,438
		Railroads - 0.2%
	12	Canadian National Railway Co.	1,062

		Specialized REITs - 0.0%
	7	Weyerhaeuser Co. REIT	205

		Specialty Chemicals - 0.0%
	13	EcoSynthetix, Inc. ●	40

		Steel - 1.1%
	2	Acerinox S.A.	17
	3	Allegheny Technologies, Inc.	71
	25	Angang Steel Co., Ltd.	15
	27	ArcelorMittal ADR	396
	4	ArcelorMittal South Africa Ltd.	17
	7	Bradespar S.A. ☼	97
	2	Capital S.A.	69
	4	Cliff's Natural Resources, Inc.	146
	23	Companhia Sider·rgica Nacional ☼	125
	5	Daido Steel Co., Ltd.	21
	1	Dongkuk Steel Mill Co., Ltd.	12
	19	Eregli Demir ve Celik Fabrikalari T.A.S.	22
	7	Evraz plc	28
	31	Fortescue Metals Group Ltd.	130
	25	Fosun International	12
	26	Gerdau S.A. ☼	226
	3	Hitachi Metals Ltd.	32
	1	Hyundai Hysco	28
	1	Hyundai Steel Co.	90
	11	JFE Holdings, Inc.	149
	8	Jindal Steel & Power Ltd.	60
	2	JSW Steel Ltd.	23
	61	Kobe Steel Ltd.	53
	2	Kumba Iron Ore Ltd.	117
	1	Maruichi Steel Tube Ltd.	11
	7	Mechel ADR	43
	8	Metalurgica Gerdau S.A. ☼	93
	5	MMX Mineracao E Metalicos S.A. ●	10
	155	Nippon Steel & Sumitomo Metal Corp.	343
	2	Novolipetsk Steel §	29
	9	Nucor Corp.	351
	1	Posco Ltd.	451
	1	Salzgitter AG	37
	7	Sesa Goa Ltd.	22
	1	Severstal GDR §	18
	4	Sims Metal Management Ltd.	42
	4	SSAB AB	30
	8	Tata Steel Ltd.	55
	9	ThyssenKrupp AG	196
	4	United States Steel Corp.	80
	13	Usinas Siderurgicas De Minas Gerais S.A. ☼	64
	99	Vale S.A. ☼	1,797
	2	Voestalpine AG	76
	1	Yamato Kogyo Co.	18
			5,722
		Trading Companies and Distributors - 0.0%
	142	Noble Group Ltd.	152

		Water Utilities - 0.7%
	14	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,151
	1,448	Guangdong Investment Ltd.	1,182
	50	Severn Trent plc	1,291
			3,624
		Wireless Telecommunication Services - 0.2%
	309	Vodafone Group plc	839

		Total common stocks
		(cost $261,606)	$266,545

WARRANTS - 0.0%
		Diversified Metals and Mining - 0.0%
	26	Shandong Denghai Warrant	$85

		Total warrants
		(cost $77)	$85

EXCHANGE TRADED FUNDS - 2.9%
		Other Investment Pools and Funds - 2.9%
	28	Energy Select Sector SPDR	$2,035
	97	Market Vectors Agribusiness	4,981
	47	Market Vectors Gold Miners	2,502
	116	SPDR Metals & Mining	5,179

		Total exchange traded funds
		(cost $14,385)	$14,697

FOREIGN GOVERNMENT OBLIGATIONS - 4.8%
		Israel - 0.9%
		Israel (Government of)
ILS	7,641	3.50%, 04/30/2018 ◄	$2,281
		Israel (State of)
ILS	7,176	2.75%, 09/30/2022 ◄	2,031
			4,312
		Mexico - 1.3%
		Mexican Udibonos
MXN	20,875	2.50%, 12/10/2020 ◄Δ	1,732
MXN	18,816	4.50%, 12/18/2014 ◄Δ	1,555
MXN	27,597	4.50%, 11/22/2035 ◄	2,825
			6,112
		Poland - 0.3%
		Poland (Republic of)
PLN	4,900	3.00%, 08/24/2016 ◄	1,620

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.8% - (continued)
		South Africa - 0.6%
		South Africa (Republic of)
ZAR	19,041	5.50%, 12/07/2023 ◄		$3,180

		South Korea - 0.4%
		Korea (Republic of)
KRW	1,616,447	2.75%, 06/10/2020 ◄		1,729

		Thailand - 0.3%
		Thailand Government Bond
THB	50,155	1.20%, 07/14/2021 ◄		1,671

		Turkey - 1.0%
		Turkey (Republic of)
TRY	5,769	2.50%, 05/04/2016 ◄		3,427
		Turkey Government Bond
TRY	2,989	3.00%, 07/21/2021 ◄		1,820
				5,247
		Total foreign government obligations
		(cost $23,870)		$23,871

U.S. GOVERNMENT SECURITIES - 24.8%
		U.S. Treasury Securities - 24.8%
		U.S. Treasury Bonds - 0.5%
	$1,550	2.38%, 01/15/2025 ◄		$2,590

		U.S. Treasury Notes - 24.3%
	34,654	0.13%, 04/15/2016 - 07/15/2022 ◄		38,079
	7,015	0.50%, 04/15/2015 ◄		7,791
	7,875	0.63%, 07/15/2021 ◄		9,210
	7,365	1.13%, 01/15/2021 ◄		9,173
	10,060	1.25%, 04/15/2014 - 07/15/2020 ◄		12,161
	6,775	1.38%, 07/15/2018 - 01/15/2020 ◄		8,561
	7,450	1.63%, 01/15/2015 - 01/15/2018 ◄‡		9,561
	2,350	1.88%, 07/15/2015 - 07/15/2019 ◄		3,097
	7,125	2.00%, 01/15/2014 - 01/15/2016 ◄		9,217
	2,975	2.13%, 01/15/2019 ◄		3,902
	3,845	2.38%, 01/15/2017 ◄╦		5,122
	3,300	2.50%, 07/15/2016 ◄		4,341
	2,025	2.63%, 07/15/2017 ◄		2,704
				122,919
				125,509
		Total U.S. government securities
		(cost $123,697)		$125,509

		Total long-term investments
		(cost $423,635)		$430,707

SHORT-TERM INVESTMENTS - 13.9%
		Repurchase Agreements - 13.9%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $12,745,
collateralized by FHLMC 2.46% -
4.50%, 2040 - 2042, FNMA 2.40% -
		3.50%, 2027 - 2042, value of $12,999)
	$12,745	0.30%, 10/31/2012		$12,745
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $5,189, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S.
Treasury Note 0.63%, 2017, value of
		$5,293)
	5,189	0.25%, 10/31/2012		5,189
		Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $8,922, collateralized by FNMA 2.50%, 2027, value of $9,101)
	8,922	0.35%, 10/31/2012		8,922
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $3,389, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $3,457)
	3,389	0.35%, 10/31/2012		3,389
		RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $15,746, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $16,041)
	15,745	0.28%, 10/31/2012		15,745
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $19,956, collateralized by
FFCB 0.23% - 5.70%, 2013 - 2020,
FHLB 0.07% - 6.70%, 2012 - 2021,
FHLMC 0.09% - 6.00%, 2012 - 2042,
FNMA 0.22% - 6.63%, 2013 - 2042,
		value of $20,355)
	19,956	0.25%, 10/31/2012		19,956
		UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $91, collateralized by U.S. Treasury Note 8.13%, 2019, value of $93)
	91	0.25%, 10/31/2012		91
		UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $4,626, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $4,718)
	4,626	0.30%, 10/31/2012		4,626
				70,663
		Total short-term investments
		(cost $70,663)		$70,663

		Total investments
		(cost $494,298) ▲	99.0%	$501,370
		Other assets and liabilities	1.0%	5,261
		Total net assets	100.0%	$506,631

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2012, the Fund invested 10.7% of its total assets in the Subsidiary.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $505,439 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,041
Unrealized Depreciation	(20,110)
Net Unrealized Depreciation	$(4,069)

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $53, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $1,470 of cash as collateral in connection with swap contracts.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $2,857, which represents 0.6% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2012	57	Centamin plc	$82
06/2011 - 08/2011	303	Sino Forest Corp. Class A	1,570

At October 31, 2012, the aggregate value of these securities was $53, which rounds to zero percent of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $661, which represents 0.1% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $835 at October 31, 2012.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2012

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Gold 100oz Future	23	12/27/2012	$3,943	$3,954	$11
Silver Future	6	12/27/2012	962	969	7
					$18

* The number of contracts does not omit 000's.

Cash of $713 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Sell	02/19/2013	CSFB	$866	$871	$(5)
CAD	Buy	11/05/2012	DEUT	1,323	1,325	2
CLP	Buy	12/19/2012	UBS	2,434	2,403	(31)
CLP	Sell	12/19/2012	CBK	305	303	2
CLP	Sell	12/19/2012	UBS	415	413	2
MXN	Buy	11/06/2012	DEUT	175	175	–
						$(30)

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	CLICP Camara	2.09% Fixed	CLP	819,000	09/28/17	–	–	–

* Notional shown in U.S. dollars unless otherwise noted.

Total Return Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount *	Payments received (paid) by Fund	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P GSCI Agriculture	GSC	$2,058	(0.25%) Fixed	07/31/13	$(57)
S&P GSCI Agriculture	JPM	1,274	(0.20%) Fixed	03/28/13	(36)
S&P GSCI Agriculture	MSC	6,440	(0.22%) Fixed	03/28/13	(179)
S&P GSCI Agriculture	MSC	760	(0.22%) Fixed	07/31/13	–
S&P GSCI Energy	JPM	3,852	(0.09%) Fixed	03/28/13	(170)
S&P GSCI Energy	JPM	3,131	(0.09%) Fixed	07/31/13	(138)
S&P GSCI Energy	MSC	5,588	(0.15%) Fixed	03/28/13	(247)
S&P GSCI Energy	MSC	756	(0.15%) Fixed	07/31/13	–
S&P GSCI Industrial Metals	JPM	2,793	(0.12%) Fixed	03/28/13	(231)
S&P GSCI Industrial Metals	JPM	2,619	(0.12%) Fixed	07/31/13	(217)
S&P GSCI Industrial Metals	MSC	7,143	(0.20%) Fixed	03/28/13	(591)
S&P GSCI Industrial Metals	MSC	757	(0.20%) Fixed	07/31/13	–
S&P GSCI Livestock	MSC	2,018	(0.23%) Fixed	03/28/13	50
S&P GSCI Livestock	MSC	720	(0.23%) Fixed	07/31/13	18
S&P GSCI Precious Metals	JPM	3,218	(0.12%) Fixed	03/28/13	(115)
S&P GSCI Precious Metals	JPM	4,140	(0.12%) Fixed	07/31/13	(149)
S&P GSCI Precious Metals	MSC	5,637	(0.20%) Fixed	03/28/13	(202)
					$(2,264)

* Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

12

╪     See Significant Accounting Policies of accompanying Notes to Consolidated Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Consolidated Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
ILS	Israeli New Shekel
KRW	South Korean Won
MXN	Mexican New Peso
PLN	Polish New Zloty
THB	Thai Bhat
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
CLICP	Sinacofi Chile Interbank Offered Rate

Other Abbreviations: - (continued)
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Agricultural Products	$12,985	$7,961	$5,024	$–
Aluminum	486	243	243	–
Biotechnology	35	35	–	–
Coal and Consumable Fuels	7,378	6,323	1,055	–
Construction, Farm Machinery and Heavy Trucks	4,603	3,584	1,019	–
Diversified Metals and Mining	18,013	2,908	15,105	–
Diversified Support Services	62	62	–	–
Electric Utilities	5,930	2,278	3,652	–
Electronic Manufacturing Services	118	118	–	–
Fertilizers and Agricultural Chemicals	26,219	16,855	9,364	–
Food Distributors	361	–	361	–
Forest Products	–	–	–	–
Gas Utilities	4,298	1,372	2,926	–
Gold	23,113	18,393	4,667	53
Independent Power Producers and Energy Traders	918	918	–	–
Industrial Conglomerates	1,147	–	1,147	–
Industrial Machinery	1,439	–	1,439	–
Integrated Oil and Gas	49,731	37,278	12,453	–
Integrated Telecommunication Services	2,692	861	1,831	–
Multi-Sector Holdings	702	–	702	–
Multi-Utilities	4,553	2,043	2,510	–
Oil and Gas Drilling	1,833	1,833	–	–
Oil and Gas Equipment and Services	10,897	10,897	–	–
Oil and Gas Exploration and Production	42,116	27,788	14,328	–
Oil and Gas Refining and Marketing	19,823	12,715	7,108	–
Oil and Gas Storage and Transportation	4,285	4,285	–	–
Packaged Foods and Meats	3,494	1,609	1,885	–
Paper Products	2,232	1,530	702	–
Precious Metals and Minerals	5,438	3,143	2,295	–
Railroads	1,062	1,062	–	–
Specialized REITs	205	205	–	–
Specialty Chemicals	40	40	–	–
Steel	5,722	3,615	2,107	–
Trading Companies and Distributors	152	–	152	–
Water Utilities	3,624	1,151	2,473	–
Wireless Telecommunication Services	839	–	839	–
Total	266,545	171,105	95,387	53
Exchange Traded Funds	14,697	14,697	–	–
Foreign Goverment Obligations	23,871	–	23,871	–
U.S. Government Securities	125,509	15,805	109,704	–
Warrants	85	85	–	–
Short-Term Investments	70,663	–	70,663	–
Total	$501,370	$201,692	$299,625	$53
Foreign Currency Contracts*	6	–	6	–
Futures*	18	18	–	–
Interest Rate Swaps*	–	–	–	–
Total Return Swaps*	68	–	68	–
Total	$92	$18	$74	$–
Liabilities:
Foreign Currency Contracts*	36	–	36	–
Total Return Swaps*	2,332	–	2,332	–
Total	$2,368	$–	$2,368	$–

The accompanying notes are an integral part of these financial statements.

14

♦	For the year ended October 31, 2012, investments valued at $17,341 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
	1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
	2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
	3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$292	$—	$(320	)*	$—	$81	$—	$—	$—	$53
Total	$292	$—	$(320)		$—	$81	$—	$—	$—	$53

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(320).

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $423,635)	$430,707
Investments in repurchase agreements, at market value (cost $70,663)	70,663
Cash	2,183	*,†
Foreign currency on deposit with custodian (cost $33)	33
Unrealized appreciation on foreign currency contracts	6
Unrealized appreciation on swap contracts	68
Receivables:
Investment securities sold	11,813
Fund shares sold	3,062
Dividends and interest	757
Variation margin	31
Other assets	85
Total assets	519,408
Liabilities:
Unrealized depreciation on foreign currency contracts	36
Unrealized depreciation on swap contracts	2,332
Bank overdraft	22
Payables:
Investment securities purchased	9,260
Fund shares redeemed	911
Investment management fees	114
Administrative fees	—
Distribution fees	18
Accrued expenses	70
Other liabilities	14
Total liabilities	12,777
Net assets	$506,631
Summary of Net Assets:
Capital stock and paid-in-capital	$543,307
Undistributed net investment income	2,601
Accumulated net realized loss	(44,071)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,794
Net assets	$506,631

*	Cash of $713 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.
†	Cash of $1,470 was pledged as collateral for open swap contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

16

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.68/$11.30
Shares outstanding	10,734
Net assets	$114,692
Class C: Net asset value per share	$10.58
Shares outstanding	5,002
Net assets	$52,906
Class I: Net asset value per share	$10.72
Shares outstanding	7,013
Net assets	$75,179
Class R3: Net asset value per share	$10.69
Shares outstanding	184
Net assets	$1,964
Class R4: Net asset value per share	$10.71
Shares outstanding	293
Net assets	$3,135
Class R5: Net asset value per share	$10.73
Shares outstanding	192
Net assets	$2,062
Class Y: Net asset value per share	$10.73
Shares outstanding	23,926
Net assets	$256,693

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Real Asset Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$4,854
Interest	1,635
Less: Foreign tax withheld	(327)
Total investment income	6,162

Expenses:
Investment management fees	4,610
Administrative services fees	10
Transfer agent fees	412
Distribution fees
Class A	325
Class C	664
Class R3	10
Class R4	6
Custodian fees	36
Accounting services fees	111
Registration and filing fees	143
Board of Directors' fees	12
Audit fees	15
Other expenses	86
Total expenses (before waivers and fees paid indirectly)	6,440
Expense waivers	(1,408)
Commission recapture	(6)
Custodian fee offset	—
Total waivers and fees paid indirectly	(1,414)
Total expenses, net	5,026
Net Investment Income	1,136
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(30,910)
Net realized loss on futures	(1,458)
Net realized gain on swap contracts	5,334
Net realized loss on foreign currency contracts	(28)
Net realized gain on other foreign currency transactions	48
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(27,014)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	28,317
Net unrealized appreciation of futures	505
Net unrealized depreciation of swap contracts	(4,717)
Net unrealized depreciation of foreign currency contracts	(24)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	24,079
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,935)
Net Decrease in Net Assets Resulting from Operations	$(1,799)

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global Real Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,136	$2,836
Net realized loss on investments, other financial instruments and foreign currency transactions	(27,014)	(14,933)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	24,079	(22,332)
Net Decrease In Net Assets Resulting From Operations	(1,799)	(34,429)
Distributions to Shareholders:
From net investment income
Class A	(1,231)	(237)
Class C	(211)	(63)
Class I	(1,249)	(196)
Class R3	(8)	(6)
Class R4	(16)	(10)
Class R5	(23)	(14)
Class Y	(912)	(108)
Total from net investment income	(3,650)	(634)
From net realized gain on investments
Class A	—	(199)
Class C	—	(78)
Class I	—	(119)
Class R3	—	(14)
Class R4	—	(14)
Class R5	—	(14)
Class Y	—	(75)
Total from net realized gain on investments	—	(513)
Total distributions	(3,650)	(1,147)
Capital Share Transactions:
Class A	(35,216)	141,821
Class C	(25,622)	79,950
Class I	(55,704)	139,748
Class R3	26	(231)
Class R4	1,319	(410)
Class R5	254	(385)
Class Y	178,116	59,995
Net increase from capital share transactions	63,173	420,488
Net Increase In Net Assets	57,724	384,912
Net Assets:
Beginning of period	448,907	63,995
End of period	$506,631	$448,907
Undistributed (distribution in excess of) net investment income (loss)	$2,601	$3,051

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global Real Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

20

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally

21

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Consolidated Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be

22

available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)	Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an

23

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Consolidated Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Consolidated Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are

24

disclosed in the notes to the Schedule of Investments or within the Consolidated Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Consolidated Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Consolidated Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

25

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Consolidated Schedule of Investments, had outstanding total return swaps as of October 31, 2012.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and

26

decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$6	$—	$—	$—	$—	$6
Unrealized appreciation on swap contracts	—	—	—	—	68	—	68
Variation margin receivable *	—	—	—	—	31	—	31
Total	$—	$6	$—	$—	$99	$—	$105

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$36	$—	$—	$—	$—	$36
Unrealized depreciation on swap contracts	—	—	—	—	—	2,332	2,332
Total	$—	$36	$—	$—	$—	$2,332	$2,368

* Only current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $18 as reported in the Consolidated Schedule of Investments.

The volume of derivatives that is presented in the Consolidated Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

27

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$6	$—	$—	$(2)	$(1,462)	$—	$(1,458)
Net realized gain (loss) on swap contracts	3	—	—	(23)	5,354	—	5,334
Net realized loss on foreign currency contracts	—	(28)	—	—	—	—	(28)
Total	$9	$(28)	$—	$(25)	$3,892	$—	$3,848

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$—	$505	$—	$505
Net change in unrealized depreciation of swap contracts	—	—	—	—	(4,717)	—	(4,717)
Net change in unrealized depreciation of foreign currency contracts	—	(24)	—	—	—	—	(24)
Total	$—	$(24)	$—	$—	$(4,212)	$—	$(4,236)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Consolidated Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse

28

investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$3,650	$1,147

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$2,712
Accumulated Capital Losses *	(33,046)
Unrealized Depreciation †	(6,342)
Total Accumulated Deficit	$(36,676)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Consolidated Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that

29

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,064
Accumulated Net Realized Gain (Loss)	(3,824)
Capital Stock and Paid-in-Capital	1,760

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$2,827
Long Term Capital Loss Carryforward	23,537
Total	$26,364

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$6,682
Total	$6,682

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision

30

of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.9500%
On next $250 million	0.9300%
On next $500 million	0.8500%
On next $1.5 billion	0.7800%
On next $2.5 billion	0.7500%
Over $5 billion	0.7100%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012.

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

31

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.50%	1.20%	1.00%	0.95%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Consolidated Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.17%
Class C	1.91
Class I	0.91
Class R3	1.43
Class R4	1.15
Class R5	0.90
Class Y	0.90

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $306 and contingent deferred sales charges of $53 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For

32

Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Consolidated Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	161	88%
Class R4	162	55
Class R5	163	85

As of October 31, 2012, 24% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$680,960
Sales Proceeds Excluding U.S. Government Obligations	630,687
Cost of Purchases for U.S. Government Obligations	36,441
Sales Proceeds for U.S. Government Obligations	46,968

33

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,704	104	(6,175)	—	(3,367)	17,092	33	(5,398)	—	11,727
Amount	$29,055	$1,089	$(65,360)	$—	$(35,216)	$203,131	$382	$(61,692)	$—	$141,821
Class C
Shares	512	16	(2,985)	—	(2,457)	8,045	10	(1,381)	—	6,674
Amount	$5,473	$168	$(31,263)	$—	$(25,622)	$95,570	$111	$(15,731)	$—	$79,950
Class I
Shares	2,749	86	(8,048)	—	(5,213)	19,016	20	(7,788)	—	11,248
Amount	$29,387	$903	$(85,994)	$—	$(55,704)	$227,156	$233	$(87,641)	$—	$139,748
Class R3
Shares	10	1	(8)	—	3	26	2	(47)	—	(19)
Amount	$107	$8	$(89)	$—	$26	$310	$20	$(561)	$—	$(231)
Class R4
Shares	154	1	(29)	—	126	6	2	(41)	—	(33)
Amount	$1,620	$15	$(316)	$—	$1,319	$66	$24	$(500)	$—	$(410)
Class R5
Shares	24	2	(3)	—	23	7	3	(41)	—	(31)
Amount	$260	$23	$(29)	$—	$254	$88	$28	$(501)	$—	$(385)
Class Y
Shares	19,876	73	(2,330)	—	17,619	6,398	16	(1,158)	—	5,256
Amount	$202,116	$759	$(24,759)	$—	$178,116	$73,225	$182	$(13,412)	$—	$59,995
Total
Shares	26,029	283	(19,578)	—	6,734	50,590	86	(15,854)	—	34,822
Amount	$268,018	$2,965	$(207,810)	$—	$63,173	$599,546	$980	$(180,038)	$—	$420,488

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and

34

restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

35

The Hartford Global Real Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$–	$–	$(0.09)	$10.68
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	–	–	(0.03)	10.58
I	11.09	0.06	(0.31)	(0.25)	(0.12)	–	–	(0.12)	10.72
R3	11.04	–	(0.30)	(0.30)	(0.05)	–	–	(0.05)	10.69
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	–	–	(0.09)	10.71
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	–	–	(0.12)	10.73
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	–	–	(0.13)	10.73

For the Year Ended October 31, 2011 (E)
A	11.06	0.09	0.03	0.12	(0.06)	(0.07)	–	(0.13)	11.05
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	–	(0.12)	10.96
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	–	(0.14)	11.09
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	–	(0.10)	11.04
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	–	(0.12)	11.07
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	–	(0.14)	11.10
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	–	(0.14)	11.10

From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(F)	10.00	0.01	1.05	1.06	–	–	–	–	11.06
C(F)	10.00	(0.03)	1.05	1.02	–	–	–	–	11.02
I(F)	10.00	0.01	1.06	1.07	–	–	–	–	11.07
R3(F)	10.00	(0.01)	1.05	1.04	–	–	–	–	11.04
R4(F)	10.00	–	1.06	1.06	–	–	–	–	11.06
R5(F)	10.00	0.02	1.05	1.07	–	–	–	–	11.07
Y(F)	10.00	0.03	1.04	1.07	–	–	–	–	11.07

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Consolidated Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

(2.50)%		$114,692	1.52%		1.17%		0.28%		167%
(3.20)		52,906	2.23		1.91		(0.46)		–
(2.26)		75,179	1.22		0.91		0.53		–
(2.75)		1,964	1.84		1.43		0.01		–
(2.44)		3,135	1.56		1.15		0.30		–
(2.19)		2,062	1.23		0.90		0.54		–
(2.14)		256,693	1.19		0.90		0.38		–

1.08		155,876	1.55		1.04		0.82		145
0.46		81,736	2.27		1.76		0.13		–
1.41		135,558	1.25		0.74		1.22		–
0.90		2,001	1.87		1.30		0.52		–
1.15		1,846	1.57		1.00		0.81		–
1.49		1,871	1.26		0.70		1.10		–
1.52		70,019	1.16		0.65		1.06		–

10.60	(G)	26,248	1.62	(H)	0.96	(H)	0.13	(H)	20
10.20	(G)	8,650	2.38	(H)	1.72	(H)	(0.61	)(H)	–
10.70	(G)	10,821	1.45	(H)	0.79	(H)	0.33	(H)	–
10.40	(G)	2,208	2.01	(H)	1.31	(H)	(0.21	)(H)	–
10.60	(G)	2,211	1.71	(H)	1.01	(H)	0.09	(H)	–
10.70	(G)	2,214	1.41	(H)	0.71	(H)	0.39	(H)	–
10.70	(G)	11,643	1.32	(H)	0.66	(H)	0.43	(H)	–

37

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global Real Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall consolidated financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global Real Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its consolidated operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

38

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Consolidated Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

39

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

40

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Global Real Asset Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 41.82%.

42

The Hartford Global Real Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$995.34	$6.27	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class C	$1,000.00	$992.50	$10.02	$1,000.00	$1,015.08	$10.13	2.00	184	366
Class I	$1,000.00	$997.21	$5.02	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class R3	$1,000.00	$994.42	$7.52	$1,000.00	$1,017.60	$7.61	1.50	184	366
Class R4	$1,000.00	$996.28	$6.02	$1,000.00	$1,019.10	$6.09	1.20	184	366
Class R5	$1,000.00	$997.21	$5.02	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class Y	$1,000.00	$997.21	$4.77	$1,000.00	$1,020.36	$4.82	0.95	184	366

43

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Real Asset Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

44

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s relatively recent launch and that the Fund had underperformed relative to its peer group and benchmark for the 1-year period. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

45

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

46

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

47

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GRA12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Global Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Global Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Research Fund inception 02/29/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 2/29/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Global Research A#	9.52%	0.76%
Global Research A##	3.50%	-0.45%
Global Research B#	8.78%	0.03%
Global Research B##	3.78%	-0.37%
Global Research C#	8.78%	0.03%
Global Research C##	7.78%	0.03%
Global Research I#	9.91%	1.09%
Global Research R3#	9.38%	0.51%
Global Research R4#	9.72%	0.81%
Global Research R5#	10.04%	1.08%
Global Research Y#	10.12%	1.13%
MSCI All Country World Index	9.17%	0.33%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Research Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President and Associate Director of Global Industry Research	Director and Director of Global Industry Research

* Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

How did the Fund perform?

The Class A shares of The Hartford Global Research Fund returned 9.52%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the MSCI All Country World Index, which returned 9.17% for the same period. The Fund also outperformed the 7.56% return of the average fund in the Lipper Global Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Nine out of ten sectors in the MSCI All Country World Index rose during the period. The Healthcare (+20%), Consumer Staples (+15%), and Financials (+13%) sectors rose the most while returns in Materials (-3%), Energy (+1%), and Utilities (+3%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by security selection, which was positive in eight of ten sectors. Stock selection was strongest in the Financials, Information Technology, and Industrials sectors, while selection in Consumer Staples detracted the most from relative performance. Sector allocation detracted modestly from relative performance due in part to residual cash in a rising environment.

Top contributors to benchmark relative performance during the period included Amylin Pharmaceuticals (Health Care), Regeneron Pharmaceuticals (Health Care), and Phillips 66 (Energy). Shares of Amylin, a U.S.-based biopharmaceutical company, soared on news that the firm accepted a takeover bid by Bristol-Myers. Shares of Regeneron Pharmaceuticals, a U.S.-based biopharmaceutical company, rose on positive news regarding the firm's drug Eylea, including approval in the European Union and Japan and the U.S. Food and Drug Administration’s approval of a new eye disease indication for the drug. Shares of Phillips 66, a U.S.-based company engaged in producing natural gas liquids and petrochemicals, rose as investors favored the company for its strong free cash flow and attractive dividend. In addition, Brent crude continued to trade at a significant premium to West Texas crude. Phillips 66's access to the cheaper crude arguably provides the company with a competitive advantage, sending the stock higher. Apple (Information Technology) and Comcast (Media) were also among the top contributors to absolute performance (i.e. total return).

The largest detractors from relative and absolute returns were Green Mountain Coffee Roasters (Consumer Staples), Aquarius Platinum (Materials), and Peugeot (Consumer Discretionary). Shares of Green Mountain Coffee Roasters, the leading provider of single-cup brewers and portion packs for coffee and other beverages, underperformed as investors feared that increasing competition, reduced pricing power, and increased promotional activity may hinder the company's long-term earnings power. Shares of Aquarius Platinum, an Australia-based platinum mining company with assets in South Africa and Zimbabwe, fell after the company reported a challenging quarter due to lower production volume and increased costs. Additionally, European demand for platinum-based autocatalytic converters, which are used in diesel vehicles, is at risk given the macro uncertainty of the region. Shares of Peugeot, a France-based manufacturer of passenger cars, light commercial vehicles, motorcycles, bicycles and related spare parts, fell due to concerns regarding its exposure to the European Union.

3

The Hartford Global Research Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

Notwithstanding volatility from quarter to quarter, we expect global economic growth to continue, but at a slow rate and with varying degrees by region. While we are encouraged by new developments in Europe and the region appears to be incrementally more stable compared to its recent past, we believe that the risks are not contained at this time given the significant fiscal and economic challenges that remain. Among regions, we believe that the U.S. economy appears more favorably positioned in a global context. We also recognize that the U.S. is not immune to growth setbacks and will have to address its fiscal imbalances in the coming years. Within emerging markets, we continue to see mixed stages of economic recovery and development.

The Fund ended the period most overweight in the Consumer Discretionary, Healthcare, and Consumer Staples sectors and most underweight in the Industrials, Telecommunication Services, and Financials sectors relative to the MSCI All Country World Index. The Fund’s largest absolute sector weights were in Financials, Information Technology, and Energy at the end of the period.

Diversification by Country

as of October 31, 2012

Percentage of
Country	Net Assets
Australia	1.9%
Belgium	1.3
Brazil	1.5
Canada	3.7
China	0.8
Denmark	0.3
Finland	0.0
France	3.1
Germany	2.1
Hong Kong	2.4
India	0.7
Indonesia	0.1
Ireland	0.9
Israel	0.7
Italy	0.2
Japan	5.2
Luxembourg	0.2
Malaysia	0.5
Marshall Islands	0.1
Mexico	0.5
Netherlands	1.4
Norway	1.3
Papua New Guinea	0.1
Philippines	0.2
Poland	0.0
Portugal	0.3
Russia	0.2
Singapore	0.3
South Africa	0.6
South Korea	0.8
Spain	0.8
Sweden	0.4
Switzerland	2.8
Taiwan	0.5
Thailand	0.1
Turkey	0.3
United Kingdom	7.3
United States	54.5
Other Assets and Liabilities	1.9
Total	100.0%

4

The Hartford Global Research Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles and Components - 1.6%
4	Daimler AG	$182
88	Dongfeng Motor Group Co., Ltd.	109
14	Ford Motor Co. w/ rights	154
3	Keihin Corp.	38
—	Michelin (C.G.D.E.) Class B	25
22	Nissan Motor Co., Ltd.	181
16	Peugeot S.A.	101
3	Renault S.A.	148
5	Stanley Electric Co., Ltd.	66
5	Tokai Rika Co., Ltd.	62
1	Tokai Rubber Industries Ltd.	12
2	Toyoda Gosei Co., Ltd.	41
1	Toyota Boshoku Corp.	12
6	Toyota Motor Corp.	234
		1,365
	Banks - 6.8%
48	Banco Santander Brasil S.A.	328
5	Bancorpsouth, Inc.	74
5	BankNordik P/F	50
—	Banque Cantonale Vaudoise	200
5	BB&T Corp.	142
7	BNP Paribas	353
5	Canadian Imperial Bank of Commerce	366
220	China Construction Bank	165
1	Citizens & Northern Corp.	22
3	Citizens Republic Bancorp, Inc. ●	60
6	DGB Financial Group, Inc.	77
25	DNB ASA	309
1	Gronlandsbanken	85
6	Grupo Financiero Santander Mexico S.A.B. de C.V. ●	82
7	Hana Financial Holdings	202
5	Home Capital Group, Inc.	244
26	HSBC Holdings plc	259
10	Itau Unibanco Banco Multiplo S.A. ADR	139
34	Karnataka Bank Ltd.	86
124	Mitsubishi UFJ Financial Group, Inc.	563
5	National Bank of Canada	352
22	Oversea-Chinese Banking Corp., Ltd.	162
3	PNC Financial Services Group, Inc.	197
16	Regions Financial Corp.	106
17	Spar Nord Bank A/S ●	73
30	Standard Chartered plc	700
128	Turkiye Sinai Kalkinma Bankasi A.S.	147
5	Wells Fargo & Co.	152
		5,695
	Capital Goods - 5.6%
6	AMETEK, Inc.	230
8	BAE Systems plc	39
9	Beijing Enterprises Holdings Ltd.	60
2	Brenntag AG	199
1	Carlisle Cos., Inc.	28
4	Colfax Corp. ●	146
5	Danaher Corp.	238
1	Dover Corp.	31
3	Eaton Corp.	132
4	Empresas ICA, S.A.B. de C.V. ●	9
1	European Aeronautic Defence & Space Co. N.V.	34
23	General Electric Co.	482
5	Honeywell International, Inc.	297
2	IDEX Corp.	103
5	Illinois Tool Works, Inc.	293
2	Ingersoll-Rand plc	112
4	Itochu Corp.	37
2	Joy Global, Inc.	108
2	Komatsu Ltd.	37
2	Lockheed Martin Corp.	199
9	Luxfer Holdings plc ●	102
3	Mitsubishi Corp.	50
1	Moog, Inc. Class A ●	52
1	Northrop Grumman Corp.	59
—	Precision Castparts Corp.	76
3	Raytheon Co.	170
8	Rexel S.A.	154
14	Rolls-Royce Holdings plc	198
3	Safran S.A.	133
1	Siemens AG	97
5	Skf Ab Class B	103
—	SMC Corp. of America	16
1	Triumph Group, Inc.	35
5	United Technologies Corp.	392
1	Vallourec S.A.	51
3	Vinci S.A.	129
2	WESCO International, Inc. ●	100
		4,731
	Commercial and Professional Services - 0.4%
2	Brambles Ltd.	13
2	Huron Consulting Group, Inc. ●	61
4	Pentair Ltd.	190
13	Transfield Services Ltd.	22
1	Waste Connections, Inc.	43
		329
	Consumer Durables and Apparel - 0.9%
2	Adidas AG	131
3	Brunello Cucinelli S.p.A. ●	48
74	Daphne International Holdings Ltd.	89
2	LVMH Moet Hennessy Louis Vuitton S.A.	246
1	Salvatore Ferragamo Italia S.p.A.	25
76	Samsonite International S.A.	158
14	Stella International Holdings Ltd.	37
		734
	Consumer Services - 0.7%
2	Carnival Corp.	74
3	Compass Group plc	34
2	Ctrip.com International Ltd. ADR ●	44
5	Dunkin' Brands Group, Inc.	143
—	Marriott International, Inc. Class A	13
30	Sands China Ltd. §	113
—	Wyndham Worldwide Corp.	18
3	Yum! Brands, Inc.	187
		626
	Diversified Financials - 5.4%
18	Aberdeen Asset Management plc	95
5	Ameriprise Financial, Inc.	264
1	BlackRock, Inc.	112
23	Citigroup, Inc.	873
37	Direct Line Insurance Group plc ●	117

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Diversified Financials - 5.4% - (continued)
15	EFG International AG ●	$138
15	GAM Holding Ltd.	203
1	Goldman Sachs Group, Inc.	154
3	IBJ Leasing Co., Ltd.	73
5	ICAP plc	26
19	ING Groep N.V. ●	167
5	Invesco Ltd.	110
15	Investec plc	87
15	JP Morgan Chase & Co.	615
10	Julius Baer Group Ltd.	352
1	LPL Financial Holdings, Inc.	41
9	Macquarie Group Ltd.	282
2	Matsui Securities Co., Ltd.	14
1	Nasdaq OMX Group, Inc.	18
2	NYSE Euronext	44
10	SEI Investments Co.	221
31	UBS AG	467
1	Warsaw Stock Exchange	16
		4,489
	Energy - 11.4%
8	Aban Offshore Ltd.	64
8	Alpha Natural Resources, Inc. ●	69
7	Anadarko Petroleum Corp.	451
—	Apache Corp.	22
2	Baker Hughes, Inc.	65
45	Beach Energy Ltd.	65
41	BG Group plc	754
2	BioFuel Energy Corp. ●	10
47	BP plc	336
1	BP plc ADR	56
12	Buru Energy Ltd. ●	34
16	Cairn Energy plc	71
1	Cameron International Corp. ●	62
2	Canadian Natural Resources Ltd. ADR	65
6	Chesapeake Energy Corp.	124
5	Chevron Corp.	566
55	CNOOC Ltd.	114
10	Cobalt International Energy, Inc. ●	214
3	ConocoPhillips Holding Co.	172
4	Consol Energy, Inc.	145
3	Denbury Resources, Inc. ●	46
3	Diamondback Energy, Inc. ●	49
1	Dril-Quip, Inc. ●	83
4	EnCana Corp. ADR	82
3	Ensco plc	193
1	EOG Resources, Inc.	136
2	Exxon Mobil Corp.	163
4	Galp Energia SGPS S.A.	70
2	Genel Energy plc ●	23
17	Green Plains Renewable Energy, Inc. ●	130
—	GS Holdings Corp.	25
6	HRT Participacoes em Petroleo S.A. ●	17
2	Husky Energy, Inc.	58
10	Imperial Oil Ltd.	422
19	JX Holdings, Inc.	100
34	Karoon Gas Australia Ltd. ●	198
3	Kinder Morgan, Inc.	115
66	Kunlun Energy Co., Ltd.	122
2	Marathon Petroleum Corp.	103
—	Murphy Oil Corp.	24
1	National Oilwell Varco, Inc.	89
61	New Standard Energy Ltd. ●	20
2	Occidental Petroleum Corp.	150
6	Ocean Rig UDW, Inc. ●	102
14	Oil Search Ltd.	105
3	Painted Pony Petroleum Ltd. ●	31
17	Patterson-UTI Energy, Inc.	271
6	Peabody Energy Corp.	176
11	Petroleo Brasileiro S.A. ADR	229
4	Petroleum Geo-Services ASA	73
2	Petrominerales Ltd.	19
9	Phillips 66	421
1	Pioneer Natural Resources Co.	158
7	Reliance Industries Ltd.	103
3	Reliance Industries Ltd. GDR ■	84
22	Repsol S.A.	442
4	Sasol Ltd. ADR	170
1	Schlumberger Ltd.	85
1	Southwestern Energy Co. ●	51
6	Statoil ASA	151
3	Suncor Energy, Inc.	107
9	Superior Energy Services, Inc. ●	176
1	Tesoro Corp.	53
12	Tonengeneral Sekiyu KK	109
7	Trican Well Service Ltd.	79
3	Tupras-Turkiye Petrol Rafinerileri A.S.	63
1	Valero Energy Corp.	41
39	Vantage Drilling Co. ●	72
70	Whitehaven Coal Ltd.	220
1	Whiting Petroleum Corp. ●	54
		9,522
	Food and Staples Retailing - 2.3%
1	Carrefour S.A.	34
3	Costco Wholesale Corp.	248
10	CVS Caremark Corp.	464
3	Massmart Holdings Ltd.	54
7	Seven & I Holdings Co., Ltd.	222
7	Tesco plc	37
5	Walgreen Co.	174
5	Wal-Mart Stores, Inc.	361
10	Woolworths Ltd.	309
		1,903
	Food, Beverage and Tobacco - 8.7%
27	Altria Group, Inc.	855
8	Anheuser-Busch InBev N.V.	650
23	Bajaj Hindusthan Ltd.	12
16	Balrampur Chini Mills Ltd. ●	21
4	British American Tobacco plc	216
7	Britvic plc	42
23	Cott Corp. ●	179
6	Diamond Foods, Inc.	111
1	General Mills, Inc.	24
2	GLG Life Technology Corp. ⌂●†	—
9	Green Mountain Coffee Roasters, Inc. ●	207
12	Groupe Danone	729
19	Grupo Modelo S.A.B. de C.V.	167
2	Imperial Tobacco Group plc	71
20	ITC Ltd.	104

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Food, Beverage and Tobacco - 8.7% - (continued)
3	Japan Tobacco, Inc.	$96
5	Kraft Foods Group, Inc. ●	218
7	Lorillard, Inc.	856
14	Mondelez International, Inc.	373
7	Nestle S.A.	452
3	Omega Protein Corp. ●	22
7	PepsiCo, Inc.	457
9	Philip Morris International, Inc.	834
9	Pilgrim's Pride Corp. ●	51
3	Salmar ASA	19
11	Smithfield Foods, Inc. ●	220
8	Unilever N.V.	303
		7,289
	Health Care Equipment and Services - 3.0%
2	Aetna, Inc.	94
16	Boston Scientific Corp. ●	80
3	Cardinal Health, Inc.	136
—	Catamaran Corp. ●	9
2	CIGNA Corp.	84
5	Covidien plc	289
1	HCA Holdings, Inc.	42
1	Hologic, Inc. ●	27
28	IHH Healthcare Berhad ●	30
—	M3, Inc.	131
5	McKesson Corp.	452
5	Medtronic, Inc.	205
3	NMC Health plc ●	8
3	Qualicorp S.A. ●	31
9	Smith & Nephew plc	99
7	St. Jude Medical, Inc.	263
—	Stryker Corp.	21
8	UnitedHealth Group, Inc.	431
2	Vanguard Health Systems, Inc. ●	23
1	Zimmer Holdings, Inc.	32
		2,487
	Insurance - 3.4%
2	Aflac, Inc.	120
8	Ageas	201
4	American International Group, Inc. ●	154
3	Aon plc	151
10	AXA S.A.	155
3	Berkshire Hathaway, Inc. Class B ●	272
12	Brasil Insurance Participacoes e Administracao S.A.	102
7	Delta Lloyd N.V.	122
24	Discovery Holdings Ltd.	156
12	FBD Holdings	147
3	Marsh & McLennan Cos., Inc.	95
5	National Financial Partners Corp. ●	83
8	Progressive Corp.	167
35	Storebrand ASA	175
4	Swiss Re Ltd.	293
4	Unum Group	81
14	XL Group plc	356
		2,830
	Materials - 7.5%
3	Air Products & Chemicals, Inc.	211
3	Akzo Nobel N.V.	165
—	Albemarle Corp.	18
7	Allied Nevada Gold Corp. ●	253
3	Anglo American plc	80
3	Antofagasta plc	61
144	Aquarius Platinum Ltd.	87
4	Asahi Kasei Corp.	21
3	AuRico Gold, Inc. ●	23
4	Ball Corp.	191
7	Banro Corp. ●	32
2	Barrick Gold Corp.	71
3	BASF SE	217
6	BHP Billiton plc	185
1	Cabot Corp.	37
2	Celanese Corp.	90
—	CF Industries Holdings, Inc.	69
10	China Metal Recycling Holdings Ltd.	10
63	China Shanshui Cement Group	47
2	Crown Holdings, Inc. ●	68
1	Detour Gold Corp. ●	32
6	Dow Chemical Co.	181
—	Eastman Chemical Co.	23
7	EcoSynthetix, Inc. ●	21
5	Fertilizantes Heringer S.A. ●	26
5	First Quantum Minerals Ltd.	108
2	Freeport-McMoRan Copper & Gold, Inc.	62
3	Goldcorp, Inc.	152
10	Graphic Packaging Holding Co. ●	61
2	HeidelbergCement AG	83
1	Holcim Ltd.	56
719	Huabao International Holdings Ltd.	358
3	International Paper Co.	97
2	JSR Corp.	32
2	LyondellBasell Industries Class A	116
—	Martin Marietta Materials, Inc.	33
2	MeadWestvaco Corp.	46
7	Methanex Corp.	197
3	Methanex Corp. ADR	84
5	Mitsubishi Chemical Holdings	20
109	Mongolian Mining Corp. ●	53
10	Mosaic Co.	531
3	New Gold, Inc. ●	35
14	Nine Dragons Paper Holdings	10
5	Owens-Illinois, Inc. ●	99
3	Phosagro OAO GDR §	45
38	PTT Chemical Public Co., Ltd. ●	76
5	Rexam plc	37
10	Rio Tinto plc	483
28	Rubicon Minerals Corp. ●	101
3	Shin-Etsu Chemical Co., Ltd.	164
143	Sino Forest Corp. Class A ⌂●†	—
15	Smurfit Kappa Group plc	162
12	ThyssenKrupp AG	265
2	Tikkurila Oyj	30
72	Torex Gold Resources, Inc. ●	149
8	Ube Industries Ltd.	18
6	Universal Stainless & Alloy Products, Inc. ●	203
1	Uralkali GDR §	34
—	Westlake Chemical Corp.	30
8	Yule Catto & Co. plc	19
		6,268

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Media - 3.1%
1	AMC Networks, Inc. Class A ●	$31
1	CBS Corp. Class B	29
1	Charter Communications, Inc. ●	82
9	Comcast Corp. Class A	356
5	Comcast Corp. Special Class A	194
3	DreamWorks Animation SKG, Inc. ●	57
—	Fuji Media Holdings, Inc.	44
3	Liberty Global, Inc. ●	209
3	Omnicom Group, Inc.	122
8	Reed Elsevier Capital, Inc.	80
2	SES Global S.A.	56
55	Sirius XM Radio, Inc. w/ Rights ●	153
—	Time Warner Cable, Inc.	29
7	Time Warner, Inc.	326
3	Viacom, Inc. Class B	130
6	Virgin Media, Inc.	199
9	Walt Disney Co.	465
		2,562
	Pharmaceuticals, Biotechnology and Life Sciences - 7.1%
1	Acorda Therapeutics, Inc. ●	22
1	Actelion Ltd.	27
1	Agilent Technologies, Inc.	31
2	Algeta ASA ●	44
—	Alk-Abello A/S	17
11	Alkermes plc ●	203
3	Almirall S.A	23
9	Arena Pharmaceuticals, Inc. ●	70
3	Astellas Pharma, Inc.	131
3	AstraZeneca plc	124
3	AstraZeneca plc ADR	123
1	Auxilium Pharmaceuticals, Inc. ●	29
1	Biogen Idec, Inc. ●	75
10	Bristol-Myers Squibb Co.	323
2	Cadence Pharmaceuticals, Inc. ●	5
1	Covance, Inc. ●	36
1	Cubist Pharmaceuticals, Inc. ●	37
14	Daiichi Sankyo Co., Ltd.	218
6	Eisai Co., Ltd.	256
25	Elan Corp. plc ADR ●	272
9	Eli Lilly & Co.	436
11	Exelixis, Inc. ●	54
8	Forest Laboratories, Inc. ●	279
3	Gilead Sciences, Inc. ●	191
1	H. Lundbeck A/S	25
2	Immunogen, Inc. ●	18
2	Incyte Corp. ●	25
4	Ironwood Pharmaceuticals, Inc. ●	51
2	Johnson & Johnson	143
2	Medicines Co. ●	54
11	Merck & Co., Inc.	493
2	Mylan, Inc. ●	43
1	NPS Pharmaceuticals, Inc. ●	13
1	Ono Pharmaceutical Co., Ltd.	54
1	Onyx Pharmaceuticals, Inc. ●	69
4	Pfizer, Inc.	94
2	Regeneron Pharmaceuticals, Inc. ●	318
4	Rigel Pharmaceuticals, Inc. ●	38
1	Roche Holding AG	118
2	Salix Pharmaceuticals Ltd. ●	63
2	Seattle Genetics, Inc. ●	38
16	Shionogi & Co., Ltd.	261
—	Targacept, Inc. ●	1
14	Teva Pharmaceutical Industries Ltd. ADR	566
—	Thermo Fisher Scientific, Inc.	24
5	UCB S.A.	279
1	Vertex Pharmaceuticals, Inc. ●	55
1	Watson Pharmaceuticals, Inc. ●	52
2	Xenoport, Inc. ●	12
		5,933
	Real Estate - 3.4%
—	Acadia Realty Trust REIT	12
1	Aliansce Shopping Centers S.A.	9
3	American Assets Trust, Inc. REIT	92
—	American Campus Communities, Inc. REIT	16
2	American Tower Corp. REIT	125
9	Ascendas REIT	17
20	Asian Property Development Public Co., Ltd.	6
—	AvalonBay Communities, Inc. REIT	33
35	Ayala Land, Inc.	20
—	Boardwalk REIT	20
—	Boston Properties, Inc. REIT	37
8	BR Malls Participacoes S.A.	109
4	BR Properties S.A.	55
2	British Land Co. plc REIT	17
—	Camden Property Trust REIT	13
10	Capitacommercial Trust REIT	13
10	Capitamall Trust REIT	17
1	Castellum Ab	11
75	China Overseas Grand Oceans Group Ltd.	78
—	Colony Financial, Inc. REIT	4
1	Coresite Realty Corp. REIT	15
1	Daito Trust Construction Co., Ltd.	129
1	DDR Corp. REIT	15
1	Derwent London plc REIT	26
1	Douglas Emmett, Inc. REIT	17
—	EastGroup Properties, Inc. REIT	12
—	Education Realty Trust, Inc. REIT	4
—	Equity Lifestyle Properties, Inc. REIT	16
—	Essex Property Trust, Inc. REIT	16
9	Forest City Enterprises, Inc. Class A ●	140
33	Fortune REIT	26
1	Glimcher Realty Trust REIT	11
1	GSW Immobilien AG	32
15	Hammerson plc REIT	118
1	HCP, Inc. REIT	23
1	Health Care, Inc. REIT	43
1	Host Hotels & Resorts, Inc. REIT	15
—	Icade REIT	8
—	Industrial & Infrastructure Fund Investment Corp. REIT	15
—	Japan Logistics Fund REIT	9
—	Kilroy Realty Corp. REIT	19
11	L.P.N. Development Public Co., Ltd.	6
35	Link (The) REIT	172
4	Mitsubishi Estate Co., Ltd.	82
2	Mitsui Fudosan Co., Ltd.	32
7	New World Development Co., Ltd.	11

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Real Estate - 3.4% - (continued)
—	Post Properties, Inc. REIT	$14
—	PS Business Parks, Inc. REIT	13
—	PSP Swiss Property AG	16
—	Public Storage REIT	43
3	Rayonier, Inc. REIT	153
1	RioCan REIT	22
225	Robinsons Land Corp.	104
2	Shaftesbury plc REIT	15
2	Simon Property Group, Inc. REIT	275
10	Sino Land Co., Ltd.	18
1	Stag Industrial, Inc. REIT	10
4	Sun Hung Kai Properties Ltd.	49
1	Sunstone Hotel Investors, Inc. REIT ●	7
8	Supalai Public Co., Ltd.	5
—	Swiss Prime Site AG	11
—	Taubman Centers, Inc. REIT	35
—	Unibail-Rodamco SE REIT	48
3	Unite Group plc	12
18	Westfield Group REIT	199
15	Westfield Retail Trust REIT	49
		2,814
	Retailing - 4.5%
3	Amazon.com, Inc. ●	810
—	AutoZone, Inc. ●	146
6	CDON Group Ab ●	35
1	Dollar General Corp. ●	69
3	Family Dollar Stores, Inc.	179
2	Gap, Inc.	73
5	Hennes & Mauritz Ab	173
6	Home Depot, Inc.	338
2	Industria de Diseno Textil S.A.	213
97	Intime Department Store	114
13	Liberty Media - Interactive A ●	265
11	Lowe's Co., Inc.	345
19	Marks & Spencer Group plc	119
11	Myer Holdings Ltd.	23
1	Priceline.com, Inc. ●	363
24	Rakuten, Inc.	211
1	Ryohin Keikaku Co., Ltd.	75
3	Target Corp.	218
1	Urban Outfitters, Inc. ●	43
		3,812
	Semiconductors and Semiconductor Equipment - 1.6%
10	ASM Pacific Technology Ltd.	107
2	ASML Holding N.V.	88
1	ASML Holding N.V. ADR	65
1	Cavium, Inc. ●	37
3	Cirrus Logic, Inc. ●	114
4	Cypress Semiconductor Corp.	37
5	Fairchild Semiconductor International, Inc. ●	59
1	International Rectifier Corp. ●	14
1	Lam Research Corp. ●	25
1	Linear Technology Corp.	37
2	Maxim Integrated Products, Inc.	68
1	Microchip Technology, Inc.	38
3	NXP Semiconductors N.V. ●	73
6	ON Semiconductor Corp. ●	39
—	Samsung Electronics Co., Ltd.	295
88	Taiwan Semiconductor Manufacturing Co., Ltd.	269
		1,365
	Software and Services - 6.7%
7	Accenture plc	451
4	Activision Blizzard, Inc.	42
1	Alliance Data Systems Corp. ●	131
7	Automatic Data Processing, Inc.	420
11	Cadence Design Systems, Inc. ●	138
2	Citrix Systems, Inc. ●	134
1	Cognizant Technology Solutions Corp. ●	67
7	Dropbox, Inc. ⌂●†	71
9	eBay, Inc. ●	445
1	Equinix, Inc. ●	261
1	Exlservice Holdings, Inc. ●	32
3	Facebook, Inc. ●	57
5	Fortinet, Inc. ●	91
6	Genpact Ltd.	106
1	Google, Inc. ●	413
4	hiSoft Technology International Ltd. ADR ●	41
1	IBM Corp.	213
3	Intuit, Inc.	156
4	Kakaku.com, Inc.	135
3	Microsoft Corp.	73
1	MicroStrategy, Inc. ●	68
2	NetSuite, Inc. ●	123
13	Oracle Corp.	396
1	QLIK Technologies, Inc. ●	27
2	Red Hat, Inc. ●	95
1	Salesforce.com, Inc. ●	185
5	Sapient Corp. ●	51
2	Splunk, Inc. ●	59
4	Tencent Holdings Ltd.	128
2	Teradata Corp. ●	108
4	Tibco Software, Inc. ●	91
4	Vantiv, Inc. ●	73
6	VeriFone Systems, Inc. ●	163
4	VeriSign, Inc. ●	131
3	Visa, Inc.	371
6	Western Union Co.	75
1	Workday, Inc. Class A ●	28
		5,649
	Technology Hardware and Equipment - 3.8%
31	AAC Technologies Holdings, Inc.	110
18	Advantech Co., Ltd.	61
3	Anritsu Corp.	31
2	Apple, Inc.	1,171
3	Aruba Networks, Inc. ●	56
1	Avnet, Inc. ●	41
3	Ciena Corp. ●	40
20	Cisco Systems, Inc.	345
9	Delta Electronics, Inc.	31
10	EMC Corp. ●	242
2	Fusion-io, Inc. ●	56
14	Hitachi Ltd.	74
12	Juniper Networks, Inc. ●	192
2	National Instruments Corp.	45
—	Palo Alto Networks, Inc. ●	6
9	Qualcomm, Inc.	538

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Technology Hardware and Equipment - 3.8% - (continued)
1	Rogers Corp. ●	$26
51	WPG Holdings Co., Ltd.	62
28	ZTE Corp.	39
		3,166
	Telecommunication Services - 3.2%
5	America Movil S.A.B. de C.V. ADR	130
59	Axiata Group Berhad	127
25	Bharti Televentures	126
46	China Telecom Corp., Ltd.	27
67	China Unicom Ltd.	107
5	Cincinnati Bell, Inc. ●	28
2	Crown Castle International Corp. ●	149
15	Frontier Communications Co.	70
27	Leap Wireless International, Inc. ●	146
1	Millicom International Cellular SDR	94
5	Mobile Telesystems OJSC ADR	80
5	MTN Group Ltd.	94
3	NII Holdings, Inc. Class B ●	28
1	P.T. Telekomunikasi Indonesia ADR	50
1	Philippine Long Distance Telephone Co. ADR	55
42	Portugal Telecom SGPS S.A.	209
3	SBA Communications Corp. ●	227
4	SK Telecom Co., Ltd. ADR	63
37	Sprint Nextel Corp. ●	207
15	Telenor ASA	297
11	Turkcell Iletisim Hizmetleri A.S. ●	70
4	TW Telecom, Inc. ●	103
3	VimpelCom Ltd. ADR	37
46	Vodafone Group plc	125
		2,649
	Transportation - 2.6%
267	AirAsia Berhad	264
1	C.H. Robinson Worldwide, Inc.	50
6	Celadon Group, Inc.	104
10	Covenant Transport ●	45
9	Delta Air Lines, Inc. ●	85
—	Expeditors International of Washington, Inc.	15
2	FedEx Corp.	207
1	Genesee & Wyoming, Inc. Class A ●	103
9	GOL Linhas Aereas Inteligentes S.A. ADR ●	47
18	Hutchinson Port Holdings Trust	14
3	J.B. Hunt Transport Services, Inc.	202
2	Kansas City Southern	178
2	Landstar System, Inc.	117
6	Localiza Rent a Car S.A.	112
1	Santos Brasil Participacoes S.A.	19
2	Spirit Airlines, Inc. ●	35
15	Swift Transportation Co. ●	142
15	Transurban Group	92
19	US Airways Group, Inc. ●	236
8	Vitran Corp., Inc. ●	39
3	XPO Logistics, Inc. ●	46
45	Zhejiang Expressway Co., Ltd.	33
		2,185
	Utilities - 4.0%
3	American Electric Power Co., Inc.	116
6	Calpine Corp. ●	106
4	Cheung Kong Infrastructure	20
12	Chubu Electric Power Co., Inc.	123
1	Cia de Saneamento Basico do Estado de Sao Paulo	21
5	Duke Energy Corp.	324
8	E.On AG	182
2	Edison International	80
1	Electricite de France S.A.	24
17	Enel S.p.A.	63
11	ENN Energy Holdings Ltd.	46
8	Gaz de France	186
92	Guangdong Investment Ltd.	75
43	National Grid plc	485
8	NextEra Energy, Inc.	542
3	Northeast Utilities	118
1	OGE Energy Corp.	40
12	Osaka Gas Co., Ltd.	48
5	PG&E Corp.	215
1	Pinnacle West Capital Corp.	66
3	RWE AG	149
3	Severn Trent plc	77
9	Snam S.p.A.	40
3	Suez Environment S.A.	33
10	Tokyo Gas Co., Ltd.	52
1	Tractebel Energia S.A.	24
3	Xcel Energy, Inc.	93
		3,348
	Total common stocks
	(cost $77,361)	$81,751

PREFERRED STOCKS - 0.3%
	Automobiles and Components - 0.2%
1	Volkswagen AG N.V.	$185

	Utilities - 0.1%
2	Cia Paranaense de Energie	31

	Total preferred stocks
	(cost $197)	$216

EXCHANGE TRADED FUNDS - 0.1%
	Other Investment Pools and Funds - 0.1%
3	Industrial Select Sector SPDR Fund	$125

	Total exchange traded funds
	(cost $124)	$125

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
CORPORATE BONDS - 0.0%
	Petroleum and Coal Products Manufacturing - 0.0%
	Green Plains Renewable Energy, Inc.
$19	5.75%, 11/01/2015 ۞		$16

	Total corporate bonds
	(cost $18)		$16

	Total long-term investments
	(cost $77,700)		$82,108

	Total investments
	(cost $77,700) ▲	98.1%	$82,108
	Other assets and liabilities	1.9%	1,563
	Total net assets	100.0%	$83,671

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $80,592 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,673
Unrealized Depreciation	(3,157)
Net Unrealized Appreciation	$1,516

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $71, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $84, which represents 0.1% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $192, which represents 0.2% of total net assets.

۞	Convertible security.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2012	7	Dropbox, Inc.	$67
02/2011	2	GLG Life Technology Corp.	27
06/2011	143	Sino Forest Corp. Class A	516

At October 31, 2012, the aggregate value of these securities was $71, which represents 0.1% of total net assets.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/05/2012	CBK	$14	$14	$–
BRL	Sell	11/01/2012	JPM	10	10	–
CAD	Sell	11/06/2012	CSFB	4	4	–
EUR	Buy	11/01/2012	DEUT	5	5	–
EUR	Buy	11/02/2012	DEUT	41	41	–
EUR	Buy	11/05/2012	GSC	9	9	–
EUR	Sell	11/01/2012	JPM	37	37	–
GBP	Buy	11/02/2012	MSC	6	6	–
GBP	Buy	11/05/2012	RBC	100	100	–
GBP	Sell	11/02/2012	MSC	17	17	–
HKD	Buy	11/02/2012	MSC	2	2	–
HKD	Buy	11/01/2012	SSG	3	3	–
HKD	Sell	11/01/2012	SSG	1	1	–
JPY	Buy	11/02/2012	CBK	3	3	–
JPY	Buy	11/01/2012	SSG	25	25	–
JPY	Buy	11/05/2012	SSG	118	118	–
JPY	Sell	02/01/2013	DEUT	453	443	10
NOK	Buy	11/01/2012	JPM	8	8	–
SEK	Sell	11/01/2012	UBS	42	43	(1)
SEK	Sell	11/02/2012	UBS	17	17	–
						$9

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Research Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$1,365	$154	$1,211	$–
Banks	5,695	2,587	3,108	–
Capital Goods	4,731	3,394	1,337	–
Commercial and Professional Services	329	294	35	–
Consumer Durables and Apparel	734	–	734	–
Consumer Services	626	479	147	–
Diversified Financials	4,489	2,569	1,920	–
Energy	9,522	6,283	3,239	–
Food and Staples Retailing	1,903	1,247	656	–
Food, Beverage and Tobacco	7,289	4,574	2,715	–
Health Care Equipment and Services	2,487	2,227	260	–
Insurance	2,830	1,728	1,102	–
Materials	6,268	3,548	2,720	–
Media	2,562	2,382	180	–
Pharmaceuticals, Biotechnology and Life Sciences	5,933	4,373	1,560	–
Real Estate	2,814	1,454	1,360	–
Retailing	3,812	2,849	963	–
Semiconductors and Semiconductor Equipment	1,365	606	759	–
Software and Services	5,649	5,315	263	71
Technology Hardware and Equipment	3,166	2,758	408	–
Telecommunication Services	2,649	1,582	1,067	–
Transportation	2,185	1,796	389	–
Utilities	3,348	1,745	1,603	–
Total	81,751	53,944	27,736	71
Corporate Bonds	16	–	16	–
Exchange Traded Funds	125	125	–	–
Preferred Stocks	216	–	216	–
Total	$82,108	$54,069	$27,968	$71
Foreign Currency Contracts*	10	–	10	–
Total	$10	$–	$10	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–

♦	For the year ended October 31, 2012, investments valued at $492 were transferred from Level 1 to Level 2, and investments valued at $546 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2012
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Common Stocks	$137	$13	$(140	)†	$—	$76	$(67)	$52	$—	$71
Total	$137	$13	$(140)		$—	$76	$(67)	$52	$—	$71

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(137).

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Research Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $77,700)	$82,108
Foreign currency on deposit with custodian (cost $8)	8
Unrealized appreciation on foreign currency contracts	10
Receivables:
Investment securities sold	2,560
Fund shares sold	90
Dividends and interest	133
Other assets	47
Total assets	84,956
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Bank overdraft	201
Payables:
Investment securities purchased	835
Fund shares redeemed	172
Investment management fees	17
Administrative fees	—
Distribution fees	5
Accrued expenses	54
Total liabilities	1,285
Net assets	$83,671
Summary of Net Assets:
Capital stock and paid-in-capital	$93,805
Undistributed net investment income	1,245
Accumulated net realized loss	(15,795)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,416
Net assets	$83,671

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.50/$10.05
Shares outstanding	4,898
Net assets	$46,551
Class B: Net asset value per share	$9.32
Shares outstanding	380
Net assets	$3,542
Class C: Net asset value per share	$9.32
Shares outstanding	965
Net assets	$8,994
Class I: Net asset value per share	$9.54
Shares outstanding	74
Net assets	$708
Class R3: Net asset value per share	$9.47
Shares outstanding	39
Net assets	$371
Class R4: Net asset value per share	$9.52
Shares outstanding	35
Net assets	$334
Class R5: Net asset value per share	$9.54
Shares outstanding	34
Net assets	$322
Class Y: Net asset value per share	$9.53
Shares outstanding	2,397
Net assets	$22,849

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,051
Interest	5
Less: Foreign tax withheld	(183)
Total investment income	2,873

Expenses:
Investment management fees	1,093
Administrative services fees	1
Transfer agent fees	249
Distribution fees
Class A	117
Class B	43
Class C	94
Class R3	2
Class R4	1
Custodian fees	81
Accounting services fees	22
Registration and filing fees	96
Board of Directors' fees	4
Audit fees	17
Other expenses	34
Total expenses (before waivers and fees paid indirectly)	1,854
Expense waivers	(198)
Transfer agent fee waivers	(65)
Commission recapture	(4)
Total waivers and fees paid indirectly	(267)
Total expenses, net	1,587
Net Investment Income	1,286
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	3,082
Net realized gain on futures	41
Net realized loss on foreign currency contracts	(40)
Net realized gain on other foreign currency transactions	53
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,136
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,530
Net unrealized depreciation of futures	(18)
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	16
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	2,528
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	5,664
Net Increase in Net Assets Resulting from Operations	$6,950

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,286	$751
Net realized gain on investments, other financial instruments and foreign currency transactions	3,136	12,743
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,528	(11,913)
Net Increase In Net Assets Resulting From Operations	6,950	1,581
Distributions to Shareholders:
From net investment income
Class A	(125)	(248)
Class B	(1)	—
Class C	(2)	—
Class I	(3)	(5)
Class R3	—	(1)
Class R4	(1)	(2)
Class R5	(2)	(3)
Class Y	(526)	(505)
Total from net investment income	(660)	(764)
From net realized gain on investments
Class A	(2,778)	—
Class B	(307)	—
Class C	(611)	—
Class I	(31)	—
Class R3	(18)	—
Class R4	(18)	—
Class R5	(17)	—
Class Y	(4,181)	—
Total from net realized gain on investments	(7,961)	—
Total distributions	(8,621)	(764)
Capital Share Transactions:
Class A	689	(1,953)
Class B	(1,620)	(2,040)
Class C	(1,208)	(2,672)
Class I	157	129
Class R3	64	(11)
Class R4	25	9
Class R5	20	4
Class Y	(41,107)	17,998
Net increase (decrease) from capital share transactions	(42,980)	11,464
Net Increase (Decrease) In Net Assets	(44,651)	12,281
Net Assets:
Beginning of period	128,322	116,041
End of period	$83,671	$128,322
Undistributed (distribution in excess of) net investment income (loss)	$1,245	$426

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Research Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

18

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair

19

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

20

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

21

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

22

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2012, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$10	$—	$—	$—	$—	$10
Total	$—	$10	$—	$—	$—	$—	$10

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

23

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$41	$—	$—	$41
Net realized loss on foreign currency contracts	—	(40)	—	—	—	—	(40)
Total	$—	$(40)	$—	$41	$—	$—	$1

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(18)	$—	$—	$(18)
Net change in unrealized appreciation of foreign currency contracts	—	—	—	—	—	—	—
Total	$—	$—	$—	$(18)	$—	$—	$(18)

5. Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6. Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives

24

and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$854	$764
Long-Term Capital Gains ‡	7,767	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,330
Accumulated Capital Losses *	(12,979)
Unrealized Appreciation †	1,515
Total Accumulated Deficit	$(10,134)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$193
Accumulated Net Realized Gain (Loss)	(193)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

25

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$3,985
2016	4,004
2017	2,256
2018	2,734
Total	$12,979

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $3,988 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

26

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.20
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $72 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan,

27

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	32	82%
Class R4	33	94
Class R5	33	97

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$127,313
Sales Proceeds Excluding U.S. Government Obligations	174,917

28

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	903	343	(1,126)	—	120	930	24	(1,138)	—	(184)
Amount	$8,135	$2,786	$(10,232)	$—	$689	$9,147	$236	$(11,336)	$—	$(1,953)
Class B
Shares	15	32	(223)	—	(176)	26	—	(233)	—	(207)
Amount	$130	$256	$(2,006)	$—	$(1,620)	$260	$—	$(2,300)	$—	$(2,040)
Class C
Shares	51	70	(247)	—	(126)	39	—	(314)	—	(275)
Amount	$440	$556	$(2,204)	$—	$(1,208)	$383	$—	$(3,055)	$—	$(2,672)
Class I
Shares	54	3	(39)	—	18	74	—	(72)	—	2
Amount	$483	$27	$(353)	$—	$157	$761	$5	$(637)	$—	$129
Class R3
Shares	6	2	(1)	—	7	1	—	(2)	—	(1)
Amount	$52	$18	$(6)	$—	$64	$9	$1	$(21)	$—	$(11)
Class R4
Shares	1	2	—	—	3	1	—	—	—	1
Amount	$6	$19	$—	$—	$25	$12	$2	$(5)	$—	$9
Class R5
Shares	1	2	—	—	3	—	—	—	—	—
Amount	$1	$19	$—	$—	$20	$1	$3	$—	$—	$4
Class Y
Shares	3,794	576	(9,202)	—	(4,832)	3,750	51	(1,483)	—	2,318
Amount	$34,267	$4,707	$(80,081)	$—	$(41,107)	$33,202	$505	$(15,709)	$—	$17,998
Total
Shares	4,825	1,030	(10,838)	—	(4,983)	4,821	75	(3,242)	—	1,654
Amount	$43,514	$8,388	$(94,882)	$—	$(42,980)	$43,775	$752	$(33,063)	$—	$11,464

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	44	$402
For the Year Ended October 31, 2011	79	$786

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

29

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

30

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

31

The Hartford Global Research Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$9.30	$0.07	$0.71	$0.78	$(0.02)	$(0.56)	$–	$(0.58)	$9.50
B	9.17	–	0.71	0.71	–	(0.56)	–	(0.56)	9.32
C	9.17	0.01	0.70	0.71	–	(0.56)	–	(0.56)	9.32
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	–	(0.61)	9.54
R3	9.26	0.06	0.71	0.77	–	(0.56)	–	(0.56)	9.47
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	–	(0.59)	9.52
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	–	(0.62)	9.54
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	–	(0.62)	9.53

For the Year Ended October 31, 2011 (E)
A	9.56	0.06	(0.27)	(0.21)	(0.05)	–	–	(0.05)	9.30
B	9.45	(0.02)	(0.26)	(0.28)	–	–	–	–	9.17
C	9.45	(0.02)	(0.26)	(0.28)	–	–	–	–	9.17
I	9.60	0.10	(0.28)	(0.18)	(0.09)	–	–	(0.09)	9.33
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	–	–	(0.04)	9.26
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	–	–	(0.06)	9.31
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	–	–	(0.09)	9.33
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	–	–	(0.10)	9.32

For the Year Ended October 31, 2010 (E)
A	8.01	0.04	1.52	1.56	(0.01)	–	–	(0.01)	9.56
B	7.97	(0.03)	1.51	1.48	–	–	–	–	9.45
C	7.97	(0.03)	1.51	1.48	–	–	–	–	9.45
I	8.02	0.07	1.53	1.60	(0.02)	–	–	(0.02)	9.60
R3	8.00	0.02	1.51	1.53	–	–	–	–	9.53
R4	8.01	0.04	1.52	1.56	–	–	–	–	9.57
R5	8.02	0.07	1.51	1.58	(0.01)	–	–	(0.01)	9.59
Y	8.01	0.07	1.52	1.59	(0.02)	–	–	(0.02)	9.58

For the Year Ended October 31, 2009 (E)
A	6.55	0.03	1.50	1.53	(0.07)	–	–	(0.07)	8.01
B	6.51	(0.05)	1.53	1.48	(0.02)	–	–	(0.02)	7.97
C	6.51	(0.06)	1.54	1.48	(0.02)	–	–	(0.02)	7.97
I	6.56	0.07	1.47	1.54	(0.08)	–	–	(0.08)	8.02
R3	6.53	0.03	1.48	1.51	(0.04)	–	–	(0.04)	8.00
R4	6.54	0.04	1.49	1.53	(0.06)	–	–	(0.06)	8.01
R5	6.55	0.07	1.48	1.55	(0.08)	–	–	(0.08)	8.02
Y	6.56	0.02	1.52	1.54	(0.09)	–	–	(0.09)	8.01

From February 29, 2008 (commencement of operations), through October 31, 2008
A(G)	10.00	0.05	(3.50)	(3.45)	–	–	–	–	6.55
B(G)	10.00	–	(3.49)	(3.49)	–	–	–	–	6.51
C(G)	10.00	–	(3.49)	(3.49)	–	–	–	–	6.51
I(G)	10.00	0.07	(3.51)	(3.44)	–	–	–	–	6.56
R3(G)	10.00	0.03	(3.50)	(3.47)	–	–	–	–	6.53
R4(G)	10.00	0.04	(3.50)	(3.46)	–	–	–	–	6.54
R5(G)	10.00	0.06	(3.51)	(3.45)	–	–	–	–	6.55
Y(G)	10.00	0.07	(3.51)	(3.44)	–	–	–	–	6.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.
(G)	Commenced operations on February 29, 2008.
(H)	Not annualized.
(I)	Annualized.

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.52%		$46,551	1.78%		1.45%		0.82%		107%
8.78		3,542	2.69		2.20		0.05		–
8.78		8,994	2.47		2.20		0.06		–
9.91		708	1.35		1.20		1.03		–
9.38		371	1.86		1.65		0.63		–
9.72		334	1.55		1.35		0.91		–
10.04		322	1.24		1.05		1.21		–
10.12		22,849	1.10		1.00		1.48		–

(2.22)		44,414	1.74		1.45		0.58		102
(2.96)		5,101	2.59		2.20		(0.17)		–
(2.96)		10,009	2.41		2.20		(0.17)		–
(1.93)		526	1.21		1.10		1.05		–
(2.42)		294	1.81		1.65		0.38		–
(2.09)		299	1.51		1.35		0.68		–
(1.81)		292	1.20		1.05		0.98		–
(1.77)		67,387	1.10		1.00		1.00		–

19.48		47,429	1.85		1.48		0.48		100
18.57		7,209	2.72		2.24		(0.30)		–
18.57		12,910	2.52		2.23		(0.30)		–
20.00		517	1.26		1.12		0.87		–
19.13		313	1.90		1.72		0.22		–
19.48		299	1.60		1.45		0.49		–
19.77		297	1.29		1.14		0.81		–
19.92		47,067	1.21		1.07		0.91		–

23.65		47,527	2.19		1.59		0.44		217	(F)
22.89		8,964	2.83		2.24		(0.82)		–
22.91		14,297	2.67		2.39		(0.99)		–
23.97		317	1.91		1.32		1.00		–
23.36		248	2.62		1.90		0.52		–
23.70		243	2.31		1.65		0.78		–
24.05		244	2.01		1.40		1.03		–
23.85		5,241	1.51		1.30		0.26		–

(34.50	)(H)	12,746	1.92	(I)	1.56	(I)	0.78	(I)	56
(34.90	)(H)	223	2.70	(I)	2.34	(I)	0.03	(I)	–
(34.90	)(H)	225	2.71	(I)	2.34	(I)	0.02	(I)	–
(34.40	)(H)	199	1.67	(I)	1.31	(I)	1.06	(I)	–
(34.70	)(H)	196	2.36	(I)	1.90	(I)	0.47	(I)	–
(34.60	)(H)	196	2.06	(I)	1.65	(I)	0.72	(I)	–
(34.50	)(H)	196	1.76	(I)	1.40	(I)	0.97	(I)	–
(34.40	)(H)	197	1.66	(I)	1.30	(I)	1.07	(I)	–

33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Research Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Research Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

34

The Hartford Global Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

35

The Hartford Global Research Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

36

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Global Research Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

38

The Hartford Global Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,004.23	$7.30	$1,000.00	$1,017.85	$7.35	1.45%	184	366
Class B	$1,000.00	$1,001.07	$11.06	$1,000.00	$1,014.08	$11.13	2.20	184	366
Class C	$1,000.00	$1,000.00	$11.06	$1,000.00	$1,014.08	$11.13	2.20	184	366
Class I	$1,000.00	$1,006.33	$6.05	$1,000.00	$1,019.10	$6.09	1.20	184	366
Class R3	$1,000.00	$1,003.18	$8.31	$1,000.00	$1,016.84	$8.36	1.65	184	366
Class R4	$1,000.00	$1,005.28	$6.80	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R5	$1,000.00	$1,006.33	$5.30	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class Y	$1,000.00	$1,006.34	$5.05	$1,000.00	$1,020.11	$5.08	1.00	184	366

39

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Research Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

40

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

41

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

42

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GR12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Allocation Fund inception 05/28/2004 (sub-advised by Wellington Management Company, LLP) Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Growth Allocation A#	9.75%	-0.17%	5.09%
Growth Allocation A##	3.71%	-1.29%	4.39%
Growth Allocation B#	8.93%	-0.94%	4.36%*
Growth Allocation B##	3.93%	-1.29%	4.36%*
Growth Allocation C#	8.97%	-0.91%	4.35%
Growth Allocation C##	7.97%	-0.91%	4.35%
Growth Allocation I#	10.08%	0.18%	5.36%
Growth Allocation R3#	9.43%	-0.49%	4.85%
Growth Allocation R4#	9.83%	-0.14%	5.11%
Growth Allocation R5#	10.11%	0.15%	5.32%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.72%
MSCI All Country World Index	9.17%	-2.42%	5.89%
S&P 500 Index	15.19%	0.36%	4.91%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Allocation Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Richard P. Meagher, CFA	Wendy M. Cromwell, CFA
Vice President, Asset Allocation Strategist and Portfolio Manager	Senior Vice President, Director of Strategic Asset Allocation, Asset Allocation Strategies Group, and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 9.75%, before sales charge, for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.34%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S.economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 81% equities and 19% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The Fund’s portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. A modest underweight allocation to equities detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed slightly on a relative basis. Strong benchmark-relative results in the Strategic Income, Alternative Strategies, and International Small Company funds offset weak benchmark-relative performance from the International Opportunities, Dividend and Growth, and Small Company funds.

3

The Hartford Growth Allocation Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.0%
The Hartford Alternative Strategies Fund, Class Y	10.0
The Hartford Capital Appreciation Fund, Class Y	12.5
The Hartford Dividend and Growth Fund, Class Y	22.5
The Hartford Emerging Markets Research Fund, Class Y	9.0
The Hartford International Opportunities Fund, Class Y	19.0
The Hartford International Small Company Fund, Class Y	7.0
The Hartford MidCap Value Fund, Class Y	4.0
The Hartford Small Company Fund, Class Y	4.0
The Hartford Strategic Income Fund, Class Y	9.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.0%
EQUITY FUNDS - 78.0%
2,995	The Hartford Capital Appreciation Fund, Class Y		$106,546
9,062	The Hartford Dividend and Growth Fund, Class Y		191,933
9,078	The Hartford Emerging Markets Research Fund, Class Y		76,797
10,773	The Hartford International Opportunities Fund, Class Y		162,032
4,473	The Hartford International Small Company Fund, Class Y		59,665
2,575	The Hartford MidCap Value Fund, Class Y		34,095
1,587	The Hartford Small Company Fund, Class Y		34,208
			665,276
	Total equity funds
	(cost $611,227)		$665,276

FIXED INCOME FUNDS - 19.0%
7,929	The Hartford Alternative Strategies Fund, Class Y		$85,237
7,902	The Hartford Strategic Income Fund, Class Y		76,888
			162,125
	Total fixed income funds
	(cost $153,571)		$162,125

	Total investments in affiliated investment companies
	(cost $764,798)		$827,401

EXCHANGE TRADED FUNDS - 3.0%
921	Powershares DB Commodity Index Tracking Fund ●		$25,379

	Total exchange traded funds
	(cost $20,213)		$25,379

	Total long-term investments
	(cost $785,011)		$852,780

	Total investments
	(cost $785,011) ▲	100.0%	$852,780
	Other assets and liabilities	—%	(134)
	Total net assets	100.0%	$852,646

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $792,645 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$61,296
Unrealized Depreciation	(1,161)
Net Unrealized Appreciation	$60,135

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$827,401	$827,401	$—	$—
Exchange Traded Funds	25,379	25,379	—	—
Total	$852,780	$852,780	$—	$—

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $20,213)	$25,379
Investments in underlying affiliated funds, at market value (cost $764,798)	827,401
Receivables:
Investment securities sold	1,535
Fund shares sold	806
Dividends and interest	203
Other assets	73
Total assets	855,397
Liabilities:
Payables:
Investment securities purchased	414
Fund shares redeemed	2,034
Investment management fees	24
Administrative fees	2
Distribution fees	94
Accrued expenses	183
Total liabilities	2,751
Net assets	$852,646
Summary of Net Assets:
Capital stock and paid-in-capital	$843,227
Distributions in excess of net investment loss	(1,396)
Accumulated net realized loss	(56,954)
Unrealized appreciation of investments	67,769
Net assets	$852,646

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.21/$12.92
Shares outstanding	42,614
Net assets	$520,278
Class B: Net asset value per share	$12.09
Shares outstanding	7,412
Net assets	$89,586
Class C: Net asset value per share	$12.08
Shares outstanding	16,284
Net assets	$196,748
Class I: Net asset value per share	$12.17
Shares outstanding	268
Net assets	$3,268
Class R3: Net asset value per share	$12.01
Shares outstanding	1,458
Net assets	$17,513
Class R4: Net asset value per share	$12.15
Shares outstanding	1,424
Net assets	$17,299
Class R5: Net asset value per share	$12.22
Shares outstanding	651
Net assets	$7,954

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$192
Dividends from underlying affiliated funds	8,659
Total investment income	8,851

Expenses:
Investment management fees	995
Administrative services fees	57
Transfer agent fees	1,204
Distribution fees
Class A	1,119
Class B	854
Class C	1,740
Class R3	66
Class R4	40
Custodian fees	2
Accounting services fees	89
Registration and filing fees	141
Board of Directors' fees	17
Audit fees	14
Other expenses	156
Total expenses (before fees paid indirectly)	6,494
Commission recapture	(1)
Total fees paid indirectly	(1)
Total expenses, net	6,493
Net Investment Income	2,358
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	3,448
Net realized gain on investments in underlying affiliated funds	16,960
Net realized gain on investments in securities	1,357
Net Realized Gain on Investments	21,765
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	63,016
Net unrealized depreciation of investments	(12,187)
Net Changes in Unrealized Appreciation of Investments	50,829
Net Gain on Investments	72,594
Net Increase in Net Assets Resulting from Operations	$74,952

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$2,358	$1,882
Net realized gain (loss) on investments	21,765	(13,193)
Net unrealized appreciation of investments	50,829	29,416
Net Increase In Net Assets Resulting From Operations	74,952	18,105
Distributions to Shareholders:
From net investment income
Class A	(3,915)	(2,636)
Class B	(74)	—
Class C	(336)	—
Class I	(34)	(30)
Class R3	(81)	(47)
Class R4	(142)	(82)
Class R5	(59)	(45)
Total distributions	(4,641)	(2,840)
Capital Share Transactions:
Class A	82,780 *	(19,573)
Class B	2,099 †	(15,540)
Class C	24,441 ‡	(14,840)
Class I	592 §	(605)
Class R3	6,502 **	3,309
Class R4	1,032 ††	529
Class R5	2,818 ‡‡	(498)
Net increase (decrease) from capital share transactions	120,264	(47,218)
Net Increase (Decrease) In Net Assets	190,575	(31,953)
Net Assets:
Beginning of period	662,071	694,024
End of period	$852,646	$662,071
Undistributed (distribution in excess of) net investment income (loss)	$(1,396)	$522

*	Includes merger activity in the amount of $125,680.
†	Includes merger activity in the amount of $23,691.
‡	Includes merger activity in the amount of $46,191.
§	Includes merger activity in the amount of $570.
**	Includes merger activity in the amount of $4,716.
††	Includes merger activity in the amount of $7,171.
‡‡	Includes merger activity in the amount of $3,371.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$4,641	$2,840

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(50,716)
Unrealized Appreciation †	60,135
Total Accumulated Earnings	$9,419

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$365
Accumulated Net Realized Gain (Loss)	(365)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

13

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$16,872
2017	10,578
2018	11,932
2019	9,937
Total	$49,319

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $21,513 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$1,397

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

14

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.61%
Class B	1.41
Class C	1.34
Class I	0.29
Class R3	0.89
Class R4	0.59
Class R5	0.29

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $1,482 and contingent deferred sales charges of $115 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder

15

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $78.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	10	2

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$877,230
Sales Proceeds Excluding U.S. Government Obligations	768,495

16

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	4,753	347	(8,728)	11,114	7,486	5,931	223	(7,861)	—	(1,707)
Amount	$54,915	$3,808	$(101,623)	$125,680	$82,780	$68,797	$2,566	$(90,936)	$—	$(19,573)
Class B
Shares	93	6	(1,971)	2,107	235	160	—	(1,518)	—	(1,358)
Amount	$1,388	$70	$(23,050)	$23,691	$2,099	$1,841	$—	$(17,381)	$—	$(15,540)
Class C
Shares	1,350	29	(3,291)	4,112	2,200	1,847	—	(3,161)	—	(1,314)
Amount	$16,017	$314	$(38,081)	$46,191	$24,441	$21,265	$—	$(36,105)	$—	$(14,840)
Class I
Shares	70	3	(75)	51	49	251	2	(308)	—	(55)
Amount	$1,489	$28	$(1,495)	$570	$592	$3,002	$24	$(3,631)	$—	$(605)
Class R3
Shares	444	8	(292)	423	583	427	4	(137)	—	294
Amount	$5,054	$81	$(3,349)	$4,716	$6,502	$4,821	$47	$(1,559)	$—	$3,309
Class R4
Shares	313	13	(845)	637	118	430	7	(385)	—	52
Amount	$3,591	$141	$(9,871)	$7,171	$1,032	$4,934	$82	$(4,487)	$—	$529
Class R5
Shares	72	6	(121)	298	255	83	4	(130)	—	(43)
Amount	$800	$59	$(1,412)	$3,371	$2,818	$973	$45	$(1,516)	$—	$(498)
Total
Shares	7,095	412	(15,323)	18,742	10,926	9,129	240	(13,500)	—	(4,131)
Amount	$83,254	$4,501	$(178,881)	$211,390	$120,264	$105,633	$2,764	$(155,615)	$—	$(47,218)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	234	$2,813
For the Year Ended October 31, 2011	122	$1,421

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

17

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Fund Merger:

Reorganization of The Hartford Equity Growth Allocation Fund into the Fund: At a meeting held on March 27, 2012, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, The Hartford Equity Growth Allocation Fund (“Target Fund”), into a series of the Company, The Fund (“Acquiring Fund”) (the “Reorganization”). The Reorganization did not require shareholder approval by the shareholders of The Hartford Equity Growth Allocation Fund or the Fund.

Pursuant to the Reorganization Agreement, on May 25, 2012, each holder of Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares of The Hartford Equity Growth Allocation Fund became the owner of full and fractional shares of the corresponding class in the Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class A	$125,680	$381,983	$507,663	10,978	11,114
Class B	23,691	72,956	96,647	2,120	2,107
Class C	46,191	148,660	194,851	4,142	4,112
Class I	570	2,468	3,038	50	51
Class R3	4,716	10,792	15,508	415	423
Class R4	7,171	12,270	19,441	629	637
Class R5	3,371	4,488	7,859	294	298
Total	$211,390	$633,617	$845,007	18,628	18,742

The Hartford Equity Growth Allocation Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of May 25, 2012:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$12,642	$(32,477)	$231,225	$211,390

Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended October 31, 2012, are as follows:

Fund	Net Investment Income	Net gain on investments	Net increase in net assets resulting from operations
Acquiring Fund	$2,918	$25,414	$28,332

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford Equity Growth Allocation Fund that have been included in the Fund’s Statement of Operations since May 25, 2012.

18

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

19

The Hartford Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (F)
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$–	$–	$(0.11)	$12.21
B	11.11	(0.02)	1.01	0.99	(0.01)	–	–	(0.01)	12.09
C	11.11	(0.02)	1.01	0.99	(0.02)	–	–	(0.02)	12.08
I	11.21	0.11	1.00	1.11	(0.15)	–	–	(0.15)	12.17
R3	11.07	0.02	1.01	1.03	(0.09)	–	–	(0.09)	12.01
R4	11.18	0.07	1.02	1.09	(0.12)	–	–	(0.12)	12.15
R5	11.25	0.10	1.02	1.12	(0.15)	–	–	(0.15)	12.22

For the Year Ended October 31, 2011
A	11.01	0.06	0.24	0.30	(0.07)	–	–	(0.07)	11.24
B	10.90	(0.03)	0.24	0.21	–	–	–	–	11.11
C	10.89	(0.02)	0.24	0.22	–	–	–	–	11.11
I	10.97	0.10	0.25	0.35	(0.11)	–	–	(0.11)	11.21
R3	10.87	0.04	0.23	0.27	(0.07)	–	–	(0.07)	11.07
R4	10.95	0.07	0.23	0.30	(0.07)	–	–	(0.07)	11.18
R5	11.02	0.10	0.23	0.33	(0.10)	–	–	(0.10)	11.25

For the Year Ended October 31, 2010 (F)
A	9.58	0.07	1.42	1.49	(0.06)	–	–	(0.06)	11.01
B	9.50	(0.01)	1.41	1.40	–	–	–	–	10.90
C	9.49	(0.01)	1.41	1.40	–	–	–	–	10.89
I	9.55	0.10	1.42	1.52	(0.10)	–	–	(0.10)	10.97
R3	9.50	0.03	1.41	1.44	(0.07)	–	–	(0.07)	10.87
R4	9.53	0.07	1.42	1.49	(0.07)	–	–	(0.07)	10.95
R5	9.58	0.10	1.43	1.53	(0.09)	–	–	(0.09)	11.02

For the Year Ended October 31, 2009 (F)
A	8.58	0.12	1.24	1.36	(0.17)	(0.19)	–	(0.36)	9.58
B	8.48	0.06	1.23	1.29	(0.08)	(0.19)	–	(0.27)	9.50
C	8.48	0.06	1.23	1.29	(0.09)	(0.19)	–	(0.28)	9.49
I	8.57	0.14	1.25	1.39	(0.22)	(0.19)	–	(0.41)	9.55
R3	8.51	0.03	1.30	1.33	(0.15)	(0.19)	–	(0.34)	9.50
R4	8.56	0.10	1.25	1.35	(0.19)	(0.19)	–	(0.38)	9.53
R5	8.60	0.13	1.25	1.38	(0.21)	(0.19)	–	(0.40)	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	(4.81)	(4.67)	(0.47)	(0.79)	–	(1.26)	8.58
B	14.37	0.03	(4.74)	(4.71)	(0.39)	(0.79)	–	(1.18)	8.48
C	14.37	0.04	(4.75)	(4.71)	(0.39)	(0.79)	–	(1.18)	8.48
I	14.49	0.37	(4.98)	(4.61)	(0.52)	(0.79)	–	(1.31)	8.57
R3	14.46	0.18	(4.87)	(4.69)	(0.47)	(0.79)	–	(1.26)	8.51
R4	14.51	0.43	(5.08)	(4.65)	(0.51)	(0.79)	–	(1.30)	8.56
R5	14.54	0.46	(5.09)	(4.63)	(0.52)	(0.79)	–	(1.31)	8.60

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.

20

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)	Portfolio Turnover Rate(E)

9.75%	$520,278	0.61%	0.61%	0.58%	95	%(G)
8.93	89,586	1.41	1.41	(0.20)	–
8.97	196,748	1.34	1.34	(0.15)	–
10.08	3,268	0.29	0.29	0.91	–
9.43	17,513	0.89	0.89	0.21	–
9.83	17,299	0.59	0.59	0.60	–
10.11	7,954	0.29	0.29	0.82	–

2.72	394,691	0.59	0.59	0.54	36
1.93	79,711	1.38	1.38	(0.25)	–
2.02	156,463	1.33	1.33	(0.19)	–
3.15	2,455	0.26	0.26	0.86	–
2.48	9,689	0.89	0.89	0.24	–
2.74	14,605	0.59	0.59	0.55	–
3.02	4,457	0.29	0.29	0.86	–

15.60	405,386	0.61	0.61	0.67	23
14.74	93,002	1.41	1.41	(0.13)	–
14.75	167,745	1.34	1.34	(0.07)	–
15.96	3,005	0.27	0.27	1.02	–
15.21	6,314	0.90	0.90	0.35	–
15.67	13,734	0.59	0.59	0.66	–
16.06	4,838	0.29	0.29	0.98	–

17.06	366,509	0.68	0.68	1.45	7
16.13	95,176	1.51	1.44	0.70	–
16.10	160,530	1.43	1.43	0.72	–
17.47	2,335	0.28	0.28	1.70	–
16.76	1,081	1.00	1.00	0.35	–
16.96	10,597	0.61	0.61	1.22	–
17.38	5,040	0.31	0.31	1.62	–

(35.00)	329,312	0.59	0.59	1.06	13
(35.52)	89,717	1.41	1.41	0.26	–
(35.50)	148,584	1.34	1.34	0.34	–
(34.75)	1,310	0.23	0.23	0.97	–
(35.32)	49	1.06	1.06	0.34	–
(34.95)	4,825	0.59	0.59	0.17	–
(34.78)	2,917	0.30	0.30	0.63	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

22

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

23

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

24

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Growth Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 7.96%.

26

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,011.60	$3.06	$1,000.00	$1,022.09	$3.08	0.61%	184	366
Class B	$1,000.00	$1,008.34	$7.12	$1,000.00	$1,018.05	$7.15	1.41	184	366
Class C	$1,000.00	$1,008.35	$6.76	$1,000.00	$1,018.40	$6.80	1.34	184	366
Class I	$1,000.00	$1,013.32	$1.47	$1,000.00	$1,023.68	$1.48	0.29	184	366
Class R3	$1,000.00	$1,010.09	$4.52	$1,000.00	$1,020.64	$4.54	0.89	184	366
Class R4	$1,000.00	$1,012.50	$2.99	$1,000.00	$1,022.17	$3.00	0.59	184	366
Class R5	$1,000.00	$1,013.27	$1.48	$1,000.00	$1,023.67	$1.49	0.29	184	366

27

The Hartford Growth Allocation Fund
Approval of and Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Growth Allocation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

28

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

29

The Hartford Growth Allocation Fund
Approval of and Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

 The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

30

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GA12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Healthcare Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Healthcare Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31//02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Healthcare A#	19.70%	3.86%	9.11%
Healthcare A##	13.12%	2.69%	8.50%
Healthcare B#	18.75%	3.09%	8.47%*
Healthcare B##	13.75%	2.73%	8.47%*
Healthcare C#	18.88%	3.13%	8.33%
Healthcare C##	17.88%	3.13%	8.33%
Healthcare I#	20.18%	4.17%	9.34%
Healthcare R3#	19.51%	3.63%	9.17%
Healthcare R4#	19.89%	3.99%	9.40%
Healthcare R5#	20.24%	4.32%	9.60%
Healthcare Y#	20.28%	4.36%	9.64%
S&P 500 Index	15.19%	0.36%	6.90%
S&P North American Health Care Sector Index	22.69%	5.19%	8.13%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Healthcare Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 19.70%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the S&P North American Health Care Sector Index, which returned 22.69% for the same period. The Fund outperformed the 18.65% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health Care stocks (+22.69) outperformed both the broader U.S. market (+15.19) and the global equity market (+10.1%) during the period, as measured by the S&P North American Health Care, S&P 500, and the MSCI World Indexes, respectively. Within the S&P North American Health Care Index, all four sub-sectors posted positive returns. Specialty Pharmaceuticals/Biotechnology (+33%) gained the most while Major Pharmaceuticals (+26%), Medical Technology (+17%), and Health Services (+15%) lagged on a relative basis.

While Health Care stocks outperformed the broader market for the period, the sector did give back some gains during the last two quarters due to concerns over the U.S. federal deficit reduction plan. With the inability of the Super Committee to reach a compromise in November 2011, the “Sequestration” process will take effect absent Congressional action. As a result, unless Congress intervenes, the U.S. Health Care industry is slated to receive an automatic 2% across the board reduction in Medicare reimbursement effective January 1, 2013. Medicaid and commercial reimbursement would not be affected by Sequestration. Importantly, given that other U.S. government programs, including defense, education, agriculture, and environmental programs are intended to receive even greater cuts (generally in the 8-10% range), most observers believe it is highly likely that Congress will step in and prevent the automatic cuts from taking place. We share this view.

Weak stock selection in Major Pharmaceuticals and Medical Technology was the primary driver of the Fund’s relative underperformance, more than offsetting stronger security selection in Specialty Pharmaceuticals/Biotechnology and Health Services. Sub-sector allocation, a fallout of our bottom-up stock selection process, modestly detracted from relative performance, primarily due to an underweight (i.e. the Fund’s position was less than the benchmark position) to the Major Pharmacueticals sub-sector.

Holdings of Amgen Inc (Biotechnology), Elan Corp (Major Pharmaceuticals), and Daiichi Sankyo (Major Pharmaceuticals) detracted from benchmark-relative performance. Not owning U.S.-based biotechnology company Amgen hurt relative performance as the stock is a component of the benchmark and had strong performance during the period. Shares of Elan Corp, a biotechnology company, fell sharply after a Phase 3 study of its drug Bapineuzumab failed to show any benefit in its trials. Shares of Daiichi Sankyo, a major Japanese pharmaceutical company, fell during the period due to losses at the company’s Indian subsidiary, Ranbaxy Laboratories, as well as concern around the company’s pipeline given upcoming patent expirations. Top detractors from absolute performance also included Vertex Pharmaceutical (Biotechnology), Exelixis Inc (Biotechnology) and China Medical Technologies (Medical Technology).

Holdings of Amylin Pharmaceuticals (Major Pharmaceuticals), Regeneron Pharmaceuticals (Major Pharmaceuticals), and Pharmasset Inc (Major Pharmaceuticals) contributed most to benchmark-relative and absolute performance during the period. Amylin Pharmaceuticals, a US-based biopharmaceutical company focused on developing drugs for diabetes and other metabolic diseases, rose on news that it will be acquired by Bristol-Meyers Squibb. Shares of Regeneron Pharmaceuticals, a US-based biopharmaceutical company, moved higher after the company’s results exceeded expectations on strong sales of the firm’s recently launched macular degeneration drug Eylea. Pharmasset Inc., a U.S.-based biopharmaceutical company, rose on the news of its acquisition by Gilead Sciences.

What is the outlook?

While we think Sequestration-driven cuts are unlikely to be implemented, given the magnitude of the health care cost problem in the U.S., combined with our view that the Patient Protection and Affordable Care Act (PPACA) does very little to address the issue, we continue to believe that health care stocks will be subject to escalating reimbursement pressure in the years to come. More specifically, we think it is likely that Congress will be forced to pass a comprehensive budget bill in either 2013 or 2014 that addresses the health care cost issue in a targeted, thoughtful manner. While it is impossible to predict the details, we believe the outcome is clear. The bar has been

3

The Hartford Healthcare Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

raised for companies seeking reimbursement for health care products and services in the U.S. Going forward, we believe that success will accrue only to those able to offer a demonstrable improvement over current standards of care or an equivalent level of care, but at a lower price. This is one of the key tenets upon which we have structured our portfolio.

As a result of bottom up stock decisions, the Fund ended the period most overweight in the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight in the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry
as of October 31, 2012

Industry	Percentage of Net Assets
Biotechnology	21.3%
Drug Retail	3.3
Health Care Distributors	6.9
Health Care Equipment	18.2
Health Care Facilities	1.8
Health Care Technology	0.6
Life Sciences Tools and Services	2.5
Managed Health Care	12.1
Pharmaceuticals	32.4
Other Assets and Liabilities	0.9
Total	100.0%

4

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.1%
	Biotechnology - 21.3%
156	3SBio, Inc. ADR ●	$2,088
72	Acorda Therapeutics, Inc. ●	1,722
51	Actelion Ltd.	2,460
102	Algeta ASA ●	2,752
373	Alkermes plc ●	6,916
150	Anacor Pharmaceuticals, Inc. ●	864
309	Arena Pharmaceuticals, Inc. ●	2,444
183	Aveo Pharmaceuticals, Inc. ●	1,399
57	Biogen Idec, Inc. ●	7,866
82	Cubist Pharmaceuticals, Inc. ●	3,509
999	Exelixis, Inc. ●	4,744
285	Gilead Sciences, Inc. ●	19,149
178	Immunogen, Inc. ●	1,973
144	Incyte Corp. ●	2,299
156	Ironwood Pharmaceuticals, Inc. ●	1,810
134	NPS Pharmaceuticals, Inc. ●	1,236
87	Onyx Pharmaceuticals, Inc. ●	6,825
35	Puma Biotechnology, Inc. ●	715
72	Regeneron Pharmaceuticals, Inc. ●	10,303
366	Rigel Pharmaceuticals, Inc. ●	3,258
144	Seattle Genetics, Inc. ●	3,619
91	Vertex Pharmaceuticals, Inc. ●	4,380
		92,331
	Drug Retail - 3.3%
174	CVS Caremark Corp.	8,087
180	Walgreen Co.	6,331
		14,418
	Health Care Distributors - 6.9%
353	Cardinal Health, Inc.	14,502
165	McKesson Corp.	15,369
		29,871
	Health Care Equipment - 18.2%
333	ABIOMED, Inc. ●	6,602
1,511	Boston Scientific Corp. ●	7,766
203	Covidien plc	11,144
77	Globus Medical, Inc. ●	1,324
74	Heartware International, Inc. ●	6,251
127	Hologic, Inc. ●	2,613
295	Medtronic, Inc.	12,266
53	Orthofix International N.V. ●	2,114
366	St. Jude Medical, Inc.	14,011
52	Stryker Corp.	2,730
164	Tornier N.V. ●	2,808
178	Volcano Corp. ●	5,091
65	Zimmer Holdings, Inc.	4,148
		78,868
	Health Care Facilities - 1.8%
175	HCA Holdings, Inc.	4,978
273	NMC Health plc ●	798
199	Vanguard Health Systems, Inc. ●	1,926
		7,702
	Health Care Technology - 0.6%
203	Allscripts Healthcare Solutions, Inc. ●	2,617

	Life Sciences Tools and Services - 2.5%
106	Agilent Technologies, Inc.	3,830
96	Covance, Inc. ●	4,676
7	MorphoSys AG ●	221
34	Thermo Fisher Scientific, Inc.	2,076
		10,803
	Managed Health Care - 12.1%
298	Aetna, Inc.	13,040
239	CIGNA Corp.	12,194
435	Qualicorp S.A. ●	4,462
373	UnitedHealth Group, Inc.	20,908
37	Wellcare Health Plans, Inc. ●	1,763
		52,367
	Pharmaceuticals - 32.4%
17	Alk-Abello A/S	1,158
102	Almirall S.A.	917
94	Astellas Pharma, Inc.	4,675
75	AstraZeneca plc ADR	3,471
71	Auxilium Pharmaceuticals, Inc. ●	1,450
246	Bristol-Myers Squibb Co.	8,183
150	Cadence Pharmaceuticals, Inc. ●	532
320	Daiichi Sankyo Co., Ltd.	4,901
90	Dr. Reddy's Laboratories Ltd. ADR	2,922
147	Eisai Co., Ltd.	6,527
837	Elan Corp. plc ADR ●	9,037
219	Eli Lilly & Co.	10,640
294	Forest Laboratories, Inc. ●	9,924
104	Johnson & Johnson	7,351
267	Medicines Co. ●	5,846
281	Merck & Co., Inc.	12,827
237	Mylan, Inc. ●	6,003
19	Ono Pharmaceutical Co., Ltd.	1,129
166	Optimer Pharmaceuticals, Inc. ●	1,586
112	Pfizer, Inc.	2,778
22	Salix Pharmaceuticals Ltd. ●	863
551	Shionogi & Co., Ltd.	9,139
50	Simcere Pharmaceutical Group ADR ●	406
297	Teva Pharmaceutical Industries Ltd. ADR	12,014
111	UCB S.A.	6,512
92	Watson Pharmaceuticals, Inc. ●	7,916
186	Xenoport, Inc. ●	1,530
		140,237
Total common stocks
(cost $371,728)		$429,214

Total long-term investments
(cost $371,728)		$429,214

Total investments
(cost $371,728) ▲	99.1%	$429,214
Other assets and liabilities	0.9%	4,094
Total net assets	100.0%	$433,308

The accompanying notes are an integral part of these financial statements.

5

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $377,093 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$72,780
Unrealized Depreciation	(20,659)
Net Unrealized Appreciation	$52,121

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2012
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPY	Sell	02/01/2013	DEUT	$12,810	$12,539	$271

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

6

The Hartford Healthcare Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$429,214	$389,981	$39,233	$–
Total	$429,214	$389,981	$39,233	$–
Foreign Currency Contracts *	271	–	271	–
Total	$271	$–	$271	$–

♦	For the year ended October 31, 2012, investments valued at $1,058 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Healthcare Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $371,728)	$429,214
Unrealized appreciation on foreign currency contracts	271
Receivables:
Investment securities sold	5,720
Fund shares sold	713
Dividends and interest	1,115
Other assets	40
Total assets	437,073
Liabilities:
Bank overdraft	1,011
Payables:
Investment securities purchased	1,627
Fund shares redeemed	888
Investment management fees	86
Administrative fees	1
Distribution fees	36
Accrued expenses	116
Total liabilities	3,765
Net assets	$433,308
Summary of Net Assets:
Capital stock and paid-in-capital	$435,073
Distributions in excess of net investment loss	(279)
Accumulated net realized loss	(59,233)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	57,747
Net assets	$433,308

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.11/$21.28
Shares outstanding	13,763
Net assets	$276,741
Class B: Net asset value per share	$17.99
Shares outstanding	779
Net assets	$14,015
Class C: Net asset value per share	$18.07
Shares outstanding	4,080
Net assets	$73,728
Class I: Net asset value per share	$20.55
Shares outstanding	1,859
Net assets	$38,199
Class R3: Net asset value per share	$20.77
Shares outstanding	603
Net assets	$12,521
Class R4: Net asset value per share	$21.22
Shares outstanding	583
Net assets	$12,363
Class R5: Net asset value per share	$21.62
Shares outstanding	115
Net assets	$2,489
Class Y: Net asset value per share	$21.71
Shares outstanding	150
Net assets	$3,252

The accompanying notes are an integral part of these financial statements.

8

The Hartford Healthcare Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$5,997
Interest	12
Less: Foreign tax withheld	(173)
Total investment income	5,836

Expenses:
Investment management fees	3,603
Administrative services fees	37
Transfer agent fees	844
Distribution fees
Class A	637
Class B	155
Class C	697
Class R3	47
Class R4	28
Custodian fees	11
Accounting services fees	56
Registration and filing fees	128
Board of Directors' fees	10
Audit fees	14
Other expenses	95
Total expenses (before waivers and fees paid indirectly)	6,362
Expense waivers	(8)
Transfer agent fee waivers	(15)
Commission recapture	(16)
Total waivers and fees paid indirectly	(39)
Total expenses, net	6,323
Net Investment Loss	(487)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	36,449
Net realized gain on foreign currency contracts	45
Net realized gain on other foreign currency transactions	128
Net Realized Gain on Investments and Foreign Currency Transactions	36,622
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	32,642
Net unrealized appreciation of foreign currency contracts	131
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(7)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	32,766
Net Gain on Investments and Foreign Currency Transactions	69,388
Net Increase in Net Assets Resulting from Operations	$68,901

The accompanying notes are an integral part of these financial statements.

9

The Hartford Healthcare Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(487)	$(1,453)
Net realized gain on investments and foreign currency transactions	36,622	26,742
Net unrealized appreciation of investments and foreign currency transactions	32,766	9,995
Net Increase In Net Assets Resulting From Operations	68,901	35,284
Capital Share Transactions:
Class A	8,673	(38,064)
Class B	(5,869)	(7,968)
Class C	(3,804)	(11,674)
Class I	(180)	18,255
Class R3	5,030	2,136
Class R4	1,163	489
Class R5	729	(744)
Class Y	154	16
Net increase (decrease) from capital share transactions	5,896	(37,554)
Net Increase (Decrease) In Net Assets	74,797	(2,270)
Net Assets:
Beginning of period	358,511	360,781
End of period	$433,308	$358,511
Undistributed (distribution in excess of) net investment income (loss)	$(279)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Healthcare Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Healthcare Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

11

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted

12

or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

13

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2012.

14

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$271	$—	$—	$—	$—	$271
Total	$—	$271	$—	$—	$—	$—	$271

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

15

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$45	$—	$—	$—	$—	$45
Total	$—	$45	$—	$—	$—	$—	$45

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$131	$—	$—	$—	$—	$131
Total	$—	$131	$—	$—	$—	$—	$131

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(53,876)
Unrealized Appreciation †	52,111
Total Accumulated Deficit	$(1,765)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$208
Accumulated Net Realized Gain (Loss)	21
Capital Stock and Paid-in-Capital	(229)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$53,876
Total	$53,876

During the year ended October 31, 2012, the Fund utilized $35,363 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

17

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

18

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.46%
Class B	2.28
Class C	2.16
Class I	1.11
Class R3	1.64
Class R4	1.35
Class R5	1.05
Class Y	0.98

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $439 and contingent deferred sales charges of $17 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $14.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

19

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	6	5%
Class Y	6	4

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$184,210
Sales Proceeds Excluding U.S. Government Obligations	182,240

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	4,253	—	(3,845)	—	408	3,106	—	(5,323)	—	(2,217)
Amount	$79,496	$—	$(70,823)	$—	$8,673	$51,647	$—	$(89,711)	$—	$(38,064)
Class B
Shares	59	—	(416)	—	(357)	40	—	(569)	—	(529)
Amount	$995	$—	$(6,864)	$—	$(5,869)	$616	$—	$(8,584)	$—	$(7,968)
Class C
Shares	471	—	(713)	—	(242)	473	—	(1,283)	—	(810)
Amount	$8,136	$—	$(11,940)	$—	$(3,804)	$7,533	$—	$(19,207)	$—	$(11,674)
Class I
Shares	493	—	(517)	—	(24)	1,718	—	(753)	—	965
Amount	$9,483	$—	$(9,663)	$—	$(180)	$31,076	$—	$(12,821)	$—	$18,255
Class R3
Shares	402	—	(139)	—	263	222	—	(107)	—	115
Amount	$7,715	$—	$(2,685)	$—	$5,030	$3,956	$—	$(1,820)	$—	$2,136
Class R4
Shares	270	—	(209)	—	61	200	—	(174)	—	26
Amount	$5,368	$—	$(4,205)	$—	$1,163	$3,537	$—	$(3,048)	$—	$489
Class R5
Shares	60	—	(23)	—	37	26	—	(65)	—	(39)
Amount	$1,202	$—	$(473)	$—	$729	$460	$—	$(1,204)	$—	$(744)
Class Y
Shares	25	—	(17)	—	8	29	—	(28)	—	1
Amount	$501	$—	$(347)	$—	$154	$499	$—	$(483)	$—	$16
Total
Shares	6,033	—	(5,879)	—	154	5,814	—	(8,302)	—	(2,488)
Amount	$112,896	$—	$(107,000)	$—	$5,896	$99,324	$—	$(136,878)	$—	$(37,554)

20

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	93	$1,727
For the Year Ended October 31, 2011	114	$1,904

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

The Hartford Healthcare Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

22

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23

The Hartford Healthcare Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$16.80	$–	$3.31	$3.31	$–	$–	$–	$–	$20.11
B	15.15	(0.17)	3.01	2.84	–	–	–	–	17.99
C	15.20	(0.12)	2.99	2.87	–	–	–	–	18.07
I	17.10	0.07	3.38	3.45	–	–	–	–	20.55
R3	17.38	(0.02)	3.41	3.39	–	–	–	–	20.77
R4	17.70	0.02	3.50	3.52	–	–	–	–	21.22
R5	17.98	0.08	3.56	3.64	–	–	–	–	21.62
Y	18.05	0.10	3.56	3.66	–	–	–	–	21.71

For the Year Ended October 31, 2011 (E)
A	15.21	(0.04)	1.63	1.59	–	–	–	–	16.80
B	13.83	(0.16)	1.48	1.32	–	–	–	–	15.15
C	13.86	(0.14)	1.48	1.34	–	–	–	–	15.20
I	15.44	0.02	1.64	1.66	–	–	–	–	17.10
R3	15.76	(0.07)	1.69	1.62	–	–	–	–	17.38
R4	16.01	(0.02)	1.71	1.69	–	–	–	–	17.70
R5	16.21	0.04	1.73	1.77	–	–	–	–	17.98
Y	16.26	0.05	1.74	1.79	–	–	–	–	18.05

For the Year Ended October 31, 2010
A	13.07	–	2.14	2.14	–	–	–	–	15.21
B	11.98	(0.14)	1.99	1.85	–	–	–	–	13.83
C	11.99	(0.11)	1.98	1.87	–	–	–	–	13.86
I	13.23	0.04	2.17	2.21	–	–	–	–	15.44
R3	13.57	(0.02)	2.21	2.19	–	–	–	–	15.76
R4	13.74	0.02	2.25	2.27	–	–	–	–	16.01
R5	13.87	0.06	2.28	2.34	–	–	–	–	16.21
Y	13.90	0.08	2.28	2.36	–	–	–	–	16.26

For the Year Ended October 31, 2009 (E)
A	12.69	(0.02)	1.01	0.99	–	(0.61)	–	(0.61)	13.07
B	11.74	(0.08)	0.93	0.85	–	(0.61)	–	(0.61)	11.98
C	11.78	(0.10)	0.92	0.82	–	(0.61)	–	(0.61)	11.99
I	12.81	0.01	1.02	1.03	–	(0.61)	–	(0.61)	13.23
R3	13.19	(0.05)	1.04	0.99	–	(0.61)	–	(0.61)	13.57
R4	13.29	–	1.06	1.06	–	(0.61)	–	(0.61)	13.74
R5	13.38	0.03	1.07	1.10	–	(0.61)	–	(0.61)	13.87
Y	13.40	0.01	1.10	1.11	–	(0.61)	–	(0.61)	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	(4.83)	(4.86)	–	(1.30)	–	(1.30)	12.69
B	17.67	(0.18)	(4.45)	(4.63)	–	(1.30)	–	(1.30)	11.74
C	17.71	(0.14)	(4.49)	(4.63)	–	(1.30)	–	(1.30)	11.78
I	18.96	0.01	(4.86)	(4.85)	–	(1.30)	–	(1.30)	12.81
R3	19.59	(0.03)	(5.07)	(5.10)	–	(1.30)	–	(1.30)	13.19
R4	19.66	–	(5.07)	(5.07)	–	(1.30)	–	(1.30)	13.29
R5	19.70	0.03	(5.05)	(5.02)	–	(1.30)	–	(1.30)	13.38
Y	19.74	0.05	(5.09)	(5.04)	–	(1.30)	–	(1.30)	13.40

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

19.70%	$276,741	1.47%	1.47%	–%	46%
18.75	14,015	2.38	2.28	(0.84)	–
18.88	73,728	2.17	2.17	(0.71)	–
20.18	38,199	1.11	1.11	0.35	–
19.51	12,521	1.69	1.65	(0.15)	–
19.89	12,363	1.38	1.35	0.11	–
20.24	2,489	1.09	1.05	0.43	–
20.28	3,252	0.98	0.98	0.48	–

10.45	224,294	1.49	1.49	(0.24)	44
9.54	17,208	2.38	2.28	(1.04)	–
9.67	65,692	2.18	2.18	(0.93)	–
10.75	32,213	1.18	1.18	0.09	–
10.28	5,905	1.71	1.65	(0.39)	–
10.56	9,241	1.39	1.35	(0.09)	–
10.92	1,403	1.09	1.05	0.21	–
11.01	2,555	0.99	0.99	0.27	–

16.37	236,781	1.49	1.49	(0.03)	36
15.44	23,023	2.39	2.28	(0.84)	–
15.60	71,124	2.18	2.18	(0.72)	–
16.70	14,176	1.22	1.22	0.24	–
16.14	3,549	1.70	1.70	(0.17)	–
16.52	7,939	1.37	1.37	0.11	–
16.87	1,895	1.08	1.08	0.38	–
16.98	2,294	0.97	0.97	0.50	–

8.48	234,603	1.58	1.55	(0.18)	80
7.95	31,746	2.54	2.11	(0.75)	–
7.66	74,424	2.28	2.28	(0.91)	–
8.73	15,934	1.27	1.27	0.04	–
8.15	1,330	1.79	1.79	(0.36)	–
8.64	6,147	1.40	1.40	–	–
8.89	1,412	1.11	1.11	0.27	–
8.95	1,813	0.99	0.99	0.11	–

(27.59)	299,699	1.41	1.41	(0.18)	67
(28.17)	45,475	2.32	2.24	(1.02)	–
(28.10)	93,208	2.15	2.15	(0.92)	–
(27.36)	43,036	1.11	1.11	0.10	–
(27.78)	503	1.91	1.85	(0.67)	–
(27.52)	3,921	1.35	1.35	(0.02)	–
(27.18)	1,449	1.05	1.05	0.27	–
(27.23)	155,104	0.95	0.95	0.28	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Healthcare Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Healthcare Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

26

The Hartford Healthcare Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Healthcare Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Healthcare Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford Healthcare Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,041.43	$7.44	$1,000.00	$1,017.85	$7.35	1.45%	184	366
Class B	$1,000.00	$1,036.89	$11.62	$1,000.00	$1,013.72	$11.49	2.27	184	366
Class C	$1,000.00	$1,037.31	$11.01	$1,000.00	$1,014.33	$10.89	2.15	184	366
Class I	$1,000.00	$1,043.15	$5.70	$1,000.00	$1,019.56	$5.63	1.11	184	366
Class R3	$1,000.00	$1,040.58	$8.46	$1,000.00	$1,016.84	$8.36	1.65	184	366
Class R4	$1,000.00	$1,041.73	$6.93	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R5	$1,000.00	$1,043.44	$5.39	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class Y	$1,000.00	$1,043.75	$5.03	$1,000.00	$1,020.21	$4.98	0.98	184	366

31

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Healthcare Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

33

The Hartford Healthcare Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company, an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-HC12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford High Yield Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford High Yield Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
High Yield A#	11.00%	7.21%	8.99%
High Yield A##	6.01%	6.23%	8.49%
High Yield B#	10.24%	6.41%	8.34%*
High Yield B##	5.24%	6.11%	8.34%*
High Yield C#	10.23%	6.42%	8.22%
High Yield C##	9.23%	6.42%	8.22%
High Yield I#	11.39%	7.58%	9.20%
High Yield R3#	10.68%	6.89%	9.02%
High Yield R4#	11.15%	7.24%	9.23%
High Yield R5#	11.34%	7.49%	9.37%
High Yield Y#	11.55%	7.57%	9.43%
Barclays U.S. Corporate High-Yield Index	13.61%	9.40%	11.18%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Corporate High-Yield Index (formerly known as Barclays Capital U.S. Corporate High-Yield Index) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford High Yield Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Christopher A. Jones, CFA
Senior Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 11.00%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Barclays U.S. Corporate High-Yield Index, which returned 13.61% for the same period. The Fund also underperformed the 12.51% return of the average fund in the Lipper High Current Yield Funds peer group, a group of funds that that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Why did the Fund perform this way?

During the annual period, fixed income markets were extremely volatile due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and Federal Open Market Committee (FOMC) - responded with bold policy moves in order to prop up the markets. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fund underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index, for the period. An underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Energy sector and an overweight to Financials contributed positively to relative performance during the period, while overweights to the Media Cable and Technology sectors detracted from relative returns. Within the Energy sector, a position in out of benchmark First Reserve Corp and lack of exposure to ATP Oil & Gas represented the primary contributors to positive relative results. Among issuers within the Financial Services sector, overweights to Ally Financial and Lloyds TSB Bank contributed the most to relative performance. Within the Auto sector, overweights to General Motors, TRW Automotive, and Meritor each detracted from relative results. An underweight to Sprint also detracted from relative performance in the Wireless sector.

Lower quality bonds (CCC and Below) slightly outperformed their higher rated counterparts (BB and B Rated) during the period. The portfolio’s underweight to CCC rated bonds detracted modestly from relative results. Security selection within BB rated bonds also hurt relative performance. Finally, a small position in cash also detracted from relative results.

What is the outlook?

Despite the recent rally, we believe high yield bonds remain attractive, given strong fundamentals, attractive yield advantage and a supportive technical backdrop. The trailing 12-month par-weighted default rate declined to 1.77% in October, well below the 25-year average of 4.20%. Issuers have meaningfully strengthened their balance sheets and liquidity positions since the 2008 credit crisis. In recent years, proceeds from new issuance have been used mainly to refinance existing debt, which should help mitigate default risk over the next few years. Finally, the sector’s average yield of 6.52% compares favorably to other fixed income sectors. However, one issue that has become increasingly important in high yield is negative convexity - the prospect that capital appreciation is likely to be limited because of the callable nature of high yield debt.

In aggregate, we recognize the risks of a severe macro economic backdrop; however, average spreads are currently in the 59th percentile (only 41% of months since 1994 have U.S. High Yield valuations been cheaper) which suggests that there may be room for further spread tightening.

3

The Hartford High Yield Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Baa / BBB	1.1
Ba / BB	28.8
B	46.0
Caa / CCC or Lower	16.5
Unrated	3.4
Non Debt Securities and Other Short-Term Instruments	1.9
Other Assets & Liabilities	2.3
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of October 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	2.7%
Administrative Waste Management and Remediation	0.9
Arts, Entertainment and Recreation	9.6
Beverage and Tobacco Product Manufacturing	0.7
Chemical Manufacturing	2.6
Computer and Electronic Product Manufacturing	3.0
Construction	3.1
Fabricated Metal Product Manufacturing	0.7
Finance and Insurance	12.1
Food Services	0.5
Furniture and Related Product Manufacturing	0.3
Health Care and Social Assistance	8.6
Information	16.3
Machinery Manufacturing	0.9
Mining	3.2
Miscellaneous Manufacturing	2.7
Motor Vehicle and Parts Manufacturing	2.0
Nonmetallic Mineral Product Manufacturing	0.8
Other Services	1.2
Paper Manufacturing	0.2
Petroleum and Coal Products Manufacturing	5.6
Pipeline Transportation	2.4
Plastics and Rubber Products Manufacturing	0.6
Primary Metal Manufacturing	0.3
Printing and Related Support Activities	0.4
Professional, Scientific and Technical Services	1.6
Real Estate and Rental and Leasing	4.7
Retail Trade	3.7
Soap, Cleaning Compound and Toilet Manufacturing	0.5
Transportation Equipment Manufacturing	0.4
Utilities	2.5
Water Transportation	0.5
Wholesale Trade	0.5
Total	95.8%
Equity Securities
Diversified Financials	1.2
Energy	0.2
Software and Services	0.0
Total	1.4%
Short-Term Investments	0.5
Other Assets and Liabilities	2.3
Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Soundview NIM Trust
$920	0.00%, 12/25/2036 ■●	$—

	Total asset & commercial mortgage backed securities
	(cost $916)	$—

CORPORATE BONDS - 93.3%
	Accommodation and Food Services - 2.7%
	Caesars Operating Escrow
$4,075	8.50%, 02/15/2020 ■	$4,004
1,815	9.00%, 02/15/2020 ■	1,806
	Choice Hotels International, Inc.
211	5.70%, 08/28/2020	228
1,610	5.75%, 07/01/2022	1,763
	MGM Mirage, Inc.
2,298	11.13%, 11/15/2017	2,533
	Starwood Hotels & Resorts, Inc.
1,855	7.15%, 12/01/2019	2,282
	Wynn Las Vegas LLC
860	5.38%, 03/15/2022 ■	887
1,456	7.75%, 08/15/2020	1,634
		15,137
	Administrative Waste Management and Remediation - 0.9%
	Clean Harbors, Inc.
735	5.25%, 08/01/2020 ■	753
	Iron Mountain, Inc.
1,585	5.75%, 08/15/2024	1,581
2,631	7.75%, 10/01/2019	2,967
		5,301
	Arts, Entertainment and Recreation - 9.6%
	AMC Entertainment, Inc.
4,211	8.75%, 06/01/2019 ╦	4,653
2,039	9.75%, 12/01/2020	2,289
	Carlson Wagonlit B.V.
936	6.88%, 06/15/2019 ■	978
	CCO Holdings LLC
5,130	5.25%, 09/30/2022	5,156
1,030	6.63%, 01/31/2022	1,118
1,640	7.25%, 10/30/2017	1,792
3,435	7.38%, 06/01/2020	3,847
2,170	8.13%, 04/30/2020	2,441
	Cequel Communications, LLC
905	6.38%, 09/15/2020 ■	916
	Chester Downs & Marina LLC
721	9.25%, 02/01/2020 ■	717
	Clear Channel Worldwide Holdings, Inc.
2,410	9.25%, 12/15/2017	2,585
	Emdeon, Inc.
1,625	11.00%, 12/31/2019	1,844
	Equinix, Inc.
1,455	7.00%, 07/15/2021	1,615
	Fidelity National Information Services, Inc.
1,945	5.00%, 03/15/2022	1,984
	Gray Television, Inc.
2,690	7.50%, 10/01/2020 ■	2,656
	Great Canadian Gaming Co.
CAD 935	6.63%, 07/25/2022 ■	967
	Greektown Superholdings, Inc.
2,840	13.00%, 07/01/2015	3,049
	Isle of Capri Casinos, Inc.
2,970	8.88%, 06/15/2020 ■	3,126
	NAI Entertainment Holdings LLC
860	8.25%, 12/15/2017 ■	957
	Regal Entertainment Group
2,450	9.13%, 08/15/2018	2,720
	Sirius XM Radio, Inc.
5,025	5.25%, 08/15/2022 ■	5,025
	Unitymedia Hessen GmbH & Co.
1,693	8.13%, 12/01/2017 ■	1,828
	Univision Communications, Inc.
2,090	6.75%, 09/15/2022 ■	2,090
		54,353
	Beverage and Tobacco Product Manufacturing - 0.7%
	Constellation Brands, Inc.
505	4.63%, 03/01/2023	515
2,830	6.00%, 05/01/2022	3,212
		3,727
	Chemical Manufacturing - 2.6%
	Ferro Corp.
2,632	7.88%, 08/15/2018	2,428
	Hexion Specialty Chemicals
2,145	8.88%, 02/01/2018	2,166
	Hexion U.S. Finance Corp.
880	6.63%, 04/15/2020	878
	Ineos Group Holdings plc
4,579	8.50%, 02/15/2016 ■	4,419
	LyondellBasell Industries N.V.
1,215	6.00%, 11/15/2021	1,405
	Momentive Performance Materials, Inc.
1,450	9.00%, 01/15/2021	1,000
	MPM Escrow LLC/MPM Finance Corp.
1,455	8.88%, 10/15/2020 ■	1,426
	Nufarm Australia Ltd.
1,060	6.38%, 10/15/2019 ■	1,087
		14,809
	Computer and Electronic Product Manufacturing - 3.0%
	CDW Escrow Corp.
5,970	8.50%, 04/01/2019	6,373
	CDW LLC/CDW Finance
1,970	8.00%, 12/15/2018	2,152
	Freescale Semiconductor, Inc.
3,085	8.05%, 02/01/2020	2,884
1,165	9.25%, 04/15/2018 ■	1,247
	Seagate HDD Cayman
1,555	7.75%, 12/15/2018	1,687
	Sorenson Communications, Inc.
3,350	10.50%, 02/01/2015 ■	2,747
		17,090
	Construction - 3.1%
	D.R. Horton, Inc.
1,610	6.50%, 04/15/2016	1,799
	K Hovnanian Enterprises, Inc.
2,426	9.13%, 11/15/2020 ■	2,523
	KB Home
1,635	7.50%, 09/15/2022	1,776
2,660	8.00%, 03/15/2020	2,972

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 93.3% - (continued)
	Construction - 3.1% - (continued)
	Lennar Corp.
$5,725	4.75%, 12/15/2017 - 11/15/2022 ■	$5,858
	Pulte Homes, Inc.
1,523	7.88%, 06/15/2032	1,630
	Ryland Group, Inc.
705	5.38%, 10/01/2022	716
		17,274
	Fabricated Metal Product Manufacturing - 0.7%
	BWAY Holding Co.
1,473	10.00%, 06/15/2018	1,635
	Masco Corp.
795	5.95%, 03/15/2022	890
225	7.13%, 03/15/2020	261
	Ply Gem Industries, Inc.
890	9.38%, 04/15/2017 ■	934
		3,720
	Finance and Insurance - 11.4%
	Ally Financial, Inc.
4,240	5.50%, 02/15/2017	4,487
2,265	7.50%, 09/15/2020	2,670
	CIT Group, Inc.
5,555	5.25%, 03/15/2018	5,902
5,299	5.50%, 02/15/2019 ■	5,650
2,260	6.63%, 04/01/2018 ■	2,520
	Community Choice Financial, Inc.
2,700	10.75%, 05/01/2019	2,626
	Credit Acceptance Corp.
1,036	9.13%, 02/01/2017	1,137
	Fibria Overseas Finance Ltd.
2,505	7.50%, 05/04/2020 ■	2,774
	Ford Motor Credit Co. LLC
2,040	12.00%, 05/15/2015	2,514
	Ineos Finance plc
821	7.50%, 05/01/2020 ■	831
691	8.38%, 02/15/2019 ■	726
1,285	9.00%, 05/15/2015 ■	1,362
	ING US, Inc.
1,795	5.50%, 07/15/2022 ■	1,951
	Ladder Capital Finance Holdings LLC
2,355	7.38%, 10/01/2017 ■	2,384
	Lloyds Banking Group plc
4,380	7.88%, 11/01/2020 ■	4,500
	National Money Mart Co.
1,565	10.38%, 12/15/2016	1,747
	Nationstar Mortgage LLC
1,936	7.88%, 10/01/2020 ■	1,994
	Nuveen Investments, Inc.
1,010	9.13%, 10/15/2017 ■	1,009
2,390	9.50%, 10/15/2020 ■	2,408
	Provident Funding Associates L.P.
3,464	10.25%, 04/15/2017 ■	3,789
	SLM Corp.
1,735	6.25%, 01/25/2016	1,874
1,354	7.25%, 01/25/2022	1,493
1,655	8.45%, 06/15/2018	1,967
	TitleMax, Inc.
3,655	13.25%, 07/15/2015	4,057
	UBS AG Stamford CT
1,885	7.63%, 08/17/2022	2,033
		64,405
	Food Services - 0.5%
	ARAMARK Holdings Corp.
2,565	8.63%, 05/01/2016 ■Þ	2,623

	Furniture and Related Product Manufacturing - 0.3%
	Masco Corp.
1,430	5.85%, 03/15/2017	1,561

	Health Care and Social Assistance - 8.5%
	Alere, Inc.
1,636	7.88%, 02/01/2016	1,706
3,115	9.00%, 05/15/2016	3,290
	American Renal Holdings, Inc.
2,470	8.38%, 05/15/2018	2,612
	Biomet, Inc.
2,170	6.50%, 08/01/2020 - 10/01/2020 ■	2,182
	Community Health Systems, Inc.
1,675	5.13%, 08/15/2018	1,738
1,985	7.13%, 07/15/2020	2,099
	DaVita, Inc.
1,910	6.63%, 11/01/2020	2,039
	Elan Finance plc
2,500	6.25%, 10/15/2019 ■	2,525
	Fresenius Medical Care U.S. Finance II, Inc.
2,045	5.88%, 01/31/2022 ■	2,175
	HCA, Inc.
3,005	7.25%, 09/15/2020	3,324
6,576	7.50%, 11/15/2095	5,623
1,724	8.50%, 04/15/2019	1,937
	Health Management Associates, Inc.
1,407	7.38%, 01/15/2020	1,516
	HealthSouth Corp.
3,299	7.25%, 10/01/2018	3,563
	Hologic, Inc.
310	6.25%, 08/01/2020 ■	329
	Radiation Therapy Services, Inc.
2,021	8.88%, 01/15/2017	1,943
2,500	9.88%, 04/15/2017	1,763
	Savient Pharmaceuticals, Inc.
2,815	4.75%, 02/01/2018 ۞	732
	Tenet Healthcare Corp.
1,610	4.75%, 06/01/2020 ■	1,596
	Valeant Pharmaceuticals International, Inc.
1,090	6.75%, 08/15/2021 ■	1,158
2,475	7.25%, 07/15/2022 ■	2,679
	Warner Chilcott plc
1,566	7.75%, 09/15/2018	1,652
		48,181
	Information - 16.3%
	Audatex North America, Inc.
2,265	6.75%, 06/15/2018 ■	2,429
	Cricket Communications, Inc.
3,995	7.75%, 10/15/2020	4,120
	CSC Holdings, Inc.
2,175	7.63%, 07/15/2018	2,518

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 93.3% - (continued)
	Information - 16.3% - (continued)
	DISH DBS Corp.
$3,655	5.88%, 07/15/2022	$3,838
3,997	7.88%, 09/01/2019	4,686
	First Data Corp.
1,525	6.75%, 11/01/2020 ■	1,525
4,945	7.38%, 06/15/2019 ■	5,118
2,310	8.25%, 01/15/2021 ■	2,310
1,499	10.55%, 09/24/2015 Þ	1,536
	GCI, Inc.
1,035	6.75%, 06/01/2021	1,035
	Harron Communications L.P.
2,630	9.13%, 04/01/2020 ■	2,840
	Hughes Satelite Systems
2,300	6.50%, 06/15/2019	2,461
	Inmarsat Finance plc
615	7.38%, 12/01/2017 ■	663
	Intelsat Bermuda Ltd.
6,802	11.50%, 02/04/2017 Þ	7,159
	Intelsat Jackson Holdings S.A.
1,315	7.50%, 04/01/2021	1,410
4,034	8.50%, 11/01/2019	4,528
	Lawson Software, Inc.
1,780	9.38%, 04/01/2019	1,967
	Level 3 Communications, Inc.
405	8.88%, 06/01/2019 ■	425
	Level 3 Escrow, Inc.
541	8.13%, 07/01/2019	577
	Level 3 Financing, Inc.
1,119	7.00%, 06/01/2020 ■	1,139
4,355	10.00%, 02/01/2018	4,856
	Mediacom LLC
2,460	9.13%, 08/15/2019	2,724
	MetroPCS Wireless, Inc.
1,580	6.63%, 11/15/2020	1,698
3,340	7.88%, 09/01/2018	3,657
	Nara Cable Funding Ltd.
3,290	8.88%, 12/01/2018 ■	3,109
	Paetec Holding Corp.
1,361	9.88%, 12/01/2018	1,555
	SBA Communications Corp.
840	5.63%, 10/01/2019 ■	854
	SBA Telecommunications, Inc.
671	5.75%, 07/15/2020 ■	698
	Softbrands, Inc.
1,840	11.50%, 07/15/2018	2,130
	Sprint Nextel Corp.
1,255	7.00%, 03/01/2020 ■	1,456
2,103	9.00%, 11/15/2018 ■	2,597
	Syniverse Holdings, Inc.
3,255	9.13%, 01/15/2019	3,467
	UPCB Finance III Ltd.
2,015	6.63%, 07/01/2020 ■	2,156
	UPCB Finance VI Ltd.
1,310	6.88%, 01/15/2022 ■	1,402
	Videotron Ltee
1,651	9.13%, 04/15/2018	1,781
	Wind Acquisition Finance S.A.
1,360	7.25%, 02/15/2018 ■	1,319
	Windstream Corp.
2,050	7.50%, 04/01/2023	2,158
1,045	7.75%, 10/15/2020	1,126
	Zayo Group LLC
445	8.13%, 01/01/2020	487
320	10.13%, 07/01/2020	358
		91,872
	Machinery Manufacturing - 0.9%
	Case New Holland, Inc.
4,344	7.88%, 12/01/2017	5,104

	Mining - 2.7%
	American Rock Salt Co. LLC
756	8.25%, 05/01/2018 ■	696
	FMG Resources Pty Ltd.
2,491	6.00%, 04/01/2017 ■	2,391
6,019	7.00%, 11/01/2015 ■	6,079
916	8.25%, 11/01/2019 ■	916
	Peabody Energy Corp.
4,055	6.00%, 11/15/2018	4,207
1,116	6.50%, 09/15/2020	1,183
		15,472
	Miscellaneous Manufacturing - 2.7%
	BE Aerospace, Inc.
3,596	5.25%, 04/01/2022	3,749
1,558	6.88%, 10/01/2020	1,729
	Reynolds Group Issuer, Inc.
2,625	5.75%, 10/15/2020 ■	2,651
850	7.13%, 04/15/2019 Δ	905
1,275	7.88%, 08/15/2019	1,383
	TransDigm Group, Inc.
915	5.50%, 10/15/2020 ■	927
3,645	7.75%, 12/15/2018	4,019
		15,363
	Motor Vehicle and Parts Manufacturing - 2.0%
	American Axle & Manufacturing Holdings, Inc.
1,485	6.63%, 10/15/2022	1,468
	Ford Motor Co.
1,540	7.50%, 08/01/2026	1,802
	Meritor, Inc.
3,510	10.63%, 03/15/2018	3,541
	Tenneco, Inc.
2,485	7.75%, 08/15/2018	2,706
	TRW Automotive, Inc.
1,220	7.25%, 03/15/2017 ■	1,389
390	8.88%, 12/01/2017 ■	428
		11,334
	Nonmetallic Mineral Product Manufacturing - 0.8%
	Ardagh Packaging Finance plc
323	7.38%, 10/15/2017 ■	347
1,987	9.13%, 10/15/2020 ■	2,077
	Silgan Holdings, Inc.
2,050	5.00%, 04/01/2020	2,106
		4,530

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 93.3% - (continued)
	Other Services - 1.2%
	Service Corp. International
$990	7.00%, 05/15/2019	$1,084
4,565	7.63%, 10/01/2018	5,398
		6,482
	Paper Manufacturing - 0.2%
	Boise Cascade LLC
775	6.38%, 11/01/2020 ■	786
	P.H. Glatfelter Co.
415	5.38%, 10/15/2020 ■	421
		1,207
	Petroleum and Coal Products Manufacturing - 5.6%
	Antero Resources Finance Corp.
2,555	7.25%, 08/01/2019	2,759
	Continental Resources, Inc.
1,275	5.00%, 09/15/2022	1,342
1,465	5.00%, 09/15/2022 ■	1,546
	Endeavour International Corp.
1,857	12.00%, 03/01/2018 ■	2,024
	Everest Acquisition LLC
405	6.88%, 05/01/2019 ■	438
3,865	9.38%, 05/01/2020 ■	4,271
	Ferrellgas Partners L.P.
2,595	6.50%, 05/01/2021	2,504
	Harvest Operations Corp.
1,336	6.88%, 10/01/2017	1,463
	MEG Energy Corp.
1,175	6.38%, 01/30/2023 ■	1,257
	Newfield Exploration Co.
2,640	5.63%, 07/01/2024	2,818
1,464	5.75%, 01/30/2022	1,581
	Plains Exploration & Production Co.
474	6.75%, 02/01/2022	476
	Range Resources Corp.
1,160	5.00%, 08/15/2022	1,212
1,245	5.75%, 06/01/2021	1,332
	Rosetta Resources, Inc.
2,387	9.50%, 04/15/2018	2,635
	Seadrill Ltd.
2,000	5.63%, 09/15/2017 ■	2,000
	Shelf Drilling Holdings Ltd.
1,940	8.63%, 11/01/2018 ■	1,950
		31,608
	Pipeline Transportation - 2.4%
	El Paso Corp.
2,245	7.00%, 06/15/2017	2,565
365	7.75%, 01/15/2032	436
2,218	7.80%, 08/01/2031	2,640
	Energy Transfer Equity L.P.
1,757	7.50%, 10/15/2020	1,999
	Kinder Morgan Finance Co.
2,025	6.00%, 01/15/2018 ■	2,221
	MarkWest Energy Partners L.P.
700	5.50%, 02/15/2023	735
1,480	6.25%, 06/15/2022	1,602
	NGPL Pipeco LLC
1,465	7.12%, 12/15/2017 ■	1,571
		13,769
	Plastics and Rubber Products Manufacturing - 0.6%
	Continental Rubber of America Corp.
2,455	4.50%, 09/15/2019 ■	2,508
	Nortek, Inc.
945	8.50%, 04/15/2021 ■	1,011
		3,519
	Primary Metal Manufacturing - 0.3%
	Novelis, Inc.
1,608	8.75%, 12/15/2020	1,773

	Printing and Related Support Activities - 0.4%
	Quebecor Media, Inc.
2,375	5.75%, 01/15/2023 ■	2,423

	Professional, Scientific and Technical Services - 1.6%
	Lamar Media Corp.
1,035	7.88%, 04/15/2018	1,139
	Lender Processing Services, Inc.
1,565	5.75%, 04/15/2023	1,655
	SunGard Data Systems, Inc.
710	6.63%, 11/01/2019 ■☼	716
2,615	7.38%, 11/15/2018	2,814
1,075	7.63%, 11/15/2020	1,168
1,620	10.25%, 08/15/2015	1,657
		9,149
	Real Estate and Rental and Leasing - 4.7%
	Air Lease Corp.
3,751	5.63%, 04/01/2017 ■	3,845
	Ashtead Capital, Inc.
285	6.50%, 07/15/2022 ■	301
	H & E Equipment Services, Inc.
1,095	7.00%, 09/01/2022 ■	1,139
	HDTFS, Inc.
890	5.88%, 10/15/2020 ■	899
580	6.25%, 10/15/2022 ■	588
	International Lease Finance Corp.
3,380	5.75%, 05/15/2016	3,569
6,990	5.88%, 04/01/2019 - 08/15/2022	7,337
1,220	6.25%, 05/15/2019	1,315
2,270	8.88%, 09/01/2017	2,673
	Realogy Corp.
1,282	7.63%, 01/15/2020 ■	1,439
	United Rental Financing Escrow Corp.
1,393	5.75%, 07/15/2018 ■	1,497
377	7.38%, 05/15/2020 ■	408
375	7.63%, 04/15/2022 ■	411
	United Rentals North America, Inc.
925	6.13%, 06/15/2023	936
		26,357
	Retail Trade - 3.1%
	99 Cents Only Stores
2,510	11.00%, 12/15/2019 ■	2,849
	AmeriGas Partners L.P.
2,266	6.25%, 08/20/2019	2,379
	Building Materials Corp.
2,001	7.50%, 03/15/2020 ■	2,176
	GRD Holding III Corp.
2,030	10.75%, 06/01/2019 ■	2,058
	Michaels Stores, Inc.
2,885	7.75%, 11/01/2018	3,098

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 93.3% - (continued)
	Retail Trade - 3.1% - (continued)
	PC Merger Sub, Inc.
$2,395	8.88%, 08/01/2020 ■	$2,545
	Sally Holdings LLC
985	5.75%, 06/01/2022	1,053
985	6.88%, 11/15/2019	1,092
		17,250
	Soap, Cleaning Compound and Toilet Manufacturing - 0.5%
	Revlon Consumer Products
2,435	9.75%, 11/15/2015	2,566

	Transportation Equipment Manufacturing - 0.4%
	Huntington Ingalls Industries, Inc.
2,065	7.13%, 03/15/2021	2,220

	Utilities - 1.9%
	AES (The) Corp.
2,915	8.00%, 10/15/2017	3,334
1,636	9.75%, 04/15/2016 ‡	1,957
	Calpine Corp.
2,425	7.88%, 01/15/2023 ■	2,680
	Dolphin Subsidiary II, Inc.
990	7.25%, 10/15/2021	1,116
	Texas Competitive Electric Co.
1,960	11.50%, 10/01/2020 ■	1,401
		10,488
	Water Transportation - 0.5%
	ACL I Corp.
2,766	10.63%, 02/15/2016 Þ	2,714

	Wholesale Trade - 0.5%
	J.M. Huber Corp.
2,370	9.88%, 11/01/2019 ■	2,631

	Total corporate bonds
	(cost $508,188)	$526,012

SENIOR FLOATING RATE INTERESTS ♦ - 2.5%
	Finance and Insurance - 0.7%
	Asurion Corp., 2nd Lien Term Loan
$676	9.00%, 05/24/2019	$698
	Asurion Corp., Term Loan
1,616	5.50%, 05/24/2018	1,626
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
1,897	4.21%, 11/29/2013	1,878
		4,202
	Health Care and Social Assistance - 0.1%
	Hologic, Inc.
559	4.50%, 08/01/2019	565

	Mining - 0.5%
	Arch Coal, Inc.
2,663	5.75%, 05/16/2018	2,684

	Retail Trade - 0.6%
	EB Sports Corp.
3,698	11.50%, 12/31/2015 Þ	3,624

	Utilities - 0.6%
	Texas Competitive Electric Holdings Co. LLC
5,000	4.75%, 10/10/2017	3,218

	Total senior floating rate interests
	(cost $13,966)	$14,293

COMMON STOCKS - 0.2%
	Energy - 0.2%
104,555	KCA Deutag ⌂●†	$867

	Software and Services - 0.0%
16	Stratus Technologies, Inc. ⌂●†	11

	Total common stocks
	(cost $1,417)	$878

PREFERRED STOCKS - 1.2%
	Diversified Financials - 1.2%
84	Citigroup Capital XIII	$2,348
159	GMAC Capital Trust I ۞	4,168
		6,516
	Software and Services - 0.0%
4	Stratus Technologies, Inc. ⌂†	63

	Total preferred stocks
	(cost $5,926)	$6,579

	Total long-term investments
	(cost $530,413)	$547,762

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $520,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $530)
$520	0.30%, 10/31/2012	$520
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $212, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $216)
212	0.25%, 10/31/2012	212
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $364, collateralized by FNMA 2.50%, 2027, value of $371)
364	0.35%, 10/31/2012	364
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $138, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $141)
138	0.35%, 10/31/2012	138

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 0.5% - (continued)
Repurchase Agreements - 0.5% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $642, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $654)
$642	0.28%, 10/31/2012		$642
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $814, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
	6.63%, 2013 - 2042, value of $830)
814	0.25%, 10/31/2012		814
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $4, collateralized by U.S. Treasury Note 8.13%, 2019, value of $4)
4	0.25%, 10/31/2012		4
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $189, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $193)
189	0.30%, 10/31/2012		189
			2,883
	Total short-term investments
	(cost $2,883)		$2,883

	Total investments
	(cost $533,296) ▲	97.7%	$550,645
	Other assets and liabilities	2.3%	12,921
	Total net assets	100.0%	$563,566

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $534,151 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,401
Unrealized Depreciation	(4,907)
Net Unrealized Appreciation	$16,494

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $941, which represents 0.2% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

Þ	This security may pay interest in additional principal instead of cash.

The accompanying notes are an integral part of these financial statements.

10

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $194,067, which represents 34.4% of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	104,555	KCA Deutag	$1,417
03/2010 - 07/2010	16	Stratus Technologies, Inc.	–
03/2010 - 07/2010	4	Stratus Technologies, Inc. Preferred	–

At October 31, 2012, the aggregate value of these securities was $941, which represents 0.2% of total net assets.

۞	Convertible security.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $710 at October 31, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

Credit Default Swap Contracts Outstanding at October 31, 2012

Upfront
					Premiums		Unrealized
		Notional	(Pay)/Receive	Expiration	Paid/	Market	Appreciation/
Reference Entity	Counterparty	Amount (a)	Fixed Rate	Date	(Received)	Value ╪	(Depreciation)
Credit default swaps on traded indexes:
Buy protection:
CDX.NA.HY.19	BCLY	$14,105	(5.00)%	12/20/17	$97	$115	$18

(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.  Notional shown in U.S. dollars unless otherwise noted.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	11/15/2012	UBS	$953	$936	$17

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Common Stocks ‡	878	–	–	878
Corporate Bonds	526,012	–	526,012	–
Preferred Stocks	6,579	6,516	–	63
Senior Floating Rate Interests	14,293	–	14,293	–
Short-Term Investments	2,883	–	2,883	–
Total	$550,645	$6,516	$543,188	$941
Credit Default Swaps *	18	–	18	–
Foreign Currency Contracts *	17	–	17	–
Total	$35	$–	$35	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$910	$—	$(31	)*	$—	$1,417	$(1,418)	$—	$—	$878
Corporate Bonds	1,169	(16)	9		(1)	57	(1,218)	—	—	—
Preferred Stocks	—	—	63	†	—	—	—	—	—	63
Total	$2,079	$(16)	$41		$(1)	$1,474	$(2,636)	$—	$—	$941

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(31).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $63.

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $533,296)	$550,645
Cash	5,418
Unrealized appreciation on foreign currency contracts	17
Unrealized appreciation on swap contracts	18
Receivables:
Investment securities sold	6,975
Fund shares sold	2,424
Dividends and interest	10,312
Swap premiums paid	97
Total assets	575,906
Liabilities:
Payables:
Investment securities purchased	10,200
Fund shares redeemed	1,786
Investment management fees	79
Dividends	34
Administrative fees	—
Distribution fees	45
Accrued expenses	94
Other liabilities	102
Total liabilities	12,340
Net assets	$563,566
Summary of Net Assets:
Capital stock and paid-in-capital	$589,791
Undistributed net investment income	348
Accumulated net realized loss	(43,957)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	17,384
Net assets	$563,566

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.53/$7.88
Shares outstanding	48,545
Net assets	$365,718
Class B: Net asset value per share	$7.50
Shares outstanding	1,466
Net assets	$10,990
Class C: Net asset value per share	$7.51
Shares outstanding	13,798
Net assets	$103,639
Class I: Net asset value per share	$7.57
Shares outstanding	8,484
Net assets	$64,195
Class R3: Net asset value per share	$7.53
Shares outstanding	257
Net assets	$1,934
Class R4: Net asset value per share	$7.54
Shares outstanding	158
Net assets	$1,191
Class R5: Net asset value per share	$7.53
Shares outstanding	57
Net assets	$431
Class Y: Net asset value per share	$7.53
Shares outstanding	2,055
Net assets	$15,468

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$417
Interest	34,534
Total investment income	34,951

Expenses:
Investment management fees	3,225
Administrative services fees	5
Transfer agent fees	632
Distribution fees
Class A	733
Class B	118
Class C	1,001
Class R3	8
Class R4	2
Custodian fees	13
Accounting services fees	100
Registration and filing fees	149
Board of Directors' fees	14
Audit fees	14
Other expenses	84
Total expenses (before waivers and fees paid indirectly)	6,098
Expense waivers	(281)
Custodian fee offset	—
Total waivers and fees paid indirectly	(281)
Total expenses, net	5,817
Net Investment Income	29,134
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	634
Net realized gain on written options	602
Net realized loss on swap contracts	(1,345)
Net realized loss on foreign currency contracts	(39)
Net realized gain on other foreign currency transactions	7
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(141)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	20,872
Net unrealized depreciation of written options	(15)
Net unrealized depreciation of swap contracts	(566)
Net unrealized appreciation of foreign currency contracts	17
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	20,308
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	20,167
Net Increase in Net Assets Resulting from Operations	$49,301

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$29,134	$29,756
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(141)	18,218
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	20,308	(26,949)
Net Increase In Net Assets Resulting From Operations	49,301	21,025
Distributions to Shareholders:
From net investment income
Class A	(17,413)	(17,146)
Class B	(625)	(1,074)
Class C	(5,228)	(5,436)
Class I	(4,380)	(2,838)
Class R3	(95)	(67)
Class R4	(54)	(26)
Class R5	(26)	(37)
Class Y	(1,150)	(3,015)
Total distributions	(28,971)	(29,639)
Capital Share Transactions:
Class A	72,845	2,549
Class B	(2,524)	(6,659)
Class C	(3,149)	18,786
Class I	(24,472)	64,175
Class R3	430	1,078
Class R4	661	173
Class R5	93	(154)
Class Y	(5,418)	(23,444)
Net increase from capital share transactions	38,466	56,504
Net Increase In Net Assets	58,796	47,890
Net Assets:
Beginning of period	504,770	456,880
End of period	$563,566	$504,770
Undistributed (distribution in excess of) net investment income (loss)	$348	$182

The accompanying notes are an integral part of these financial statements.

16

The Hartford High Yield Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

18

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

20

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3. Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. At October 31, 2012 the aggregate value of unfunded loan commitments was $693,663. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

4. Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are

22

marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. As of October 31, 2012, there were no outstanding options contracts.

Options Contract Activity During the Year Ended October 31, 2012:

Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	7,100,000	$300
Written	—	—
Expired	(7,100,000)	(300)
Closed	—	—
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	7,100,000	$301
Written	—	—
Expired	(7,100,000)	(301)
Closed	—	—
Exercised	—	—
End of year	—	$—

*	The number of contracts does not omit 000's.

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the

24

contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

d)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$17	$—	$—	$—	$—	$17
Unrealized appreciation on swap contracts	—	—	18	—	—	—	18
Total	$—	$17	$18	$—	$—	$—	$35

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on written options	$—	$—	$602	$—	$—	$—	$602
Net realized loss on swap contracts	—	—	(1,345)	—	—	—	(1,345)
Net realized loss on foreign currency contracts	—	(39)	—	—	—	—	(39)
Total	$—	$(39)	$(743)	$—	$—	$—	$(782)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of written options	$—	$—	$(15)	$—	$—	$—	$(15)
Net change in unrealized depreciation of swap contracts	—	—	(566)	—	—	—	(566)
Net change in unrealized appreciation of foreign currency contracts	—	17	—	—	—	—	17
Total	$—	$17	$(581)	$—	$—	$—	$(564)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

26

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$29,262	$29,686

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$394
Accumulated Capital Losses *	(43,083)
Unrealized Appreciation †	16,510
Total Accumulated Deficit	$(26,179)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$3
Accumulated Net Realized Gain (Loss)	(185)
Capital Stock and Paid-in-Capital	182

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Long Term Capital Loss Carryforward	$1,154
Total	$1,154

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2014	$2,064
2016	21,761
2017	18,104
Total	$41,929

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $500 million	0.600%
On next $1.5 billion	0.595%
On next $2.5 billion	0.590%
On next $5 billion	0.580%
Over $10 billion	0.570%

28

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.650%
On next $4.5 billion	0.600%
On next $5 billion	0.580%
Over $10 billion	0.570%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.05%
Class B	1.80
Class C	1.79
Class I	0.80
Class R3	1.35
Class R4	1.05
Class R5	0.75
Class Y	0.70

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31,

29

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

2012, HIFSCO received front-end load sales charges of $981 and contingent deferred sales charges of $48 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $28. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	14	9%
Class R5	18	32
Class Y	16	1

30

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$628,813
Sales Proceeds Excluding U.S. Government Obligations	510,909
Cost of Purchases for U.S. Government Obligations	176,264
Sales Proceeds for U.S. Government Obligations	175,949

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	33,830	2,070	(26,324)	—	9,576	29,956	2,026	(31,653)	—	329
Amount	$248,181	$15,175	$(190,511)	$—	$72,845	$219,290	$14,952	$(231,693)	$—	$2,549
Class B
Shares	263	75	(687)	—	(349)	353	125	(1,377)	—	(899)
Amount	$1,919	$547	$(4,990)	$—	$(2,524)	$2,588	$924	$(10,171)	$—	$(6,659)
Class C
Shares	8,901	574	(9,983)	—	(508)	11,677	596	(9,606)	—	2,667
Amount	$64,496	$4,191	$(71,836)	$—	$(3,149)	$85,052	$4,388	$(70,654)	$—	$18,786
Class I
Shares	13,950	518	(17,901)	—	(3,433)	19,994	322	(11,254)	—	9,062
Amount	$101,163	$3,808	$(129,443)	$—	$(24,472)	$144,991	$2,390	$(83,206)	$—	$64,175
Class R3
Shares	91	13	(45)	—	59	167	9	(28)	—	148
Amount	$664	$95	$(329)	$—	$430	$1,218	$67	$(207)	$—	$1,078
Class R4
Shares	152	7	(68)	—	91	82	3	(61)	—	24
Amount	$1,106	$50	$(495)	$—	$661	$603	$25	$(455)	$—	$173
Class R5
Shares	29	3	(20)	—	12	48	5	(75)	—	(22)
Amount	$213	$26	$(146)	$—	$93	$360	$36	$(550)	$—	$(154)
Class Y
Shares	591	157	(1,493)	—	(745)	1,303	418	(4,972)	—	(3,251)
Amount	$4,305	$1,145	$(10,868)	$—	$(5,418)	$9,778	$3,015	$(36,237)	$—	$(23,444)
Total
Shares	57,807	3,417	(56,521)	—	4,703	63,580	3,504	(59,026)	—	8,058
Amount	$422,047	$25,037	$(408,618)	$—	$38,466	$463,880	$25,797	$(433,173)	$—	$56,504

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	145	$1,055
For the Year Ended October 31, 2011	235	$1,748

31

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No.

32

2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

33

The Hartford High Yield Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$–	$–	$(0.44)	$7.53
B	7.17	0.38	0.33	0.71	(0.38)	–	–	(0.38)	7.50
C	7.18	0.38	0.33	0.71	(0.38)	–	–	(0.38)	7.51
I	7.23	0.46	0.34	0.80	(0.46)	–	–	(0.46)	7.57
R3	7.20	0.42	0.33	0.75	(0.42)	–	–	(0.42)	7.53
R4	7.20	0.44	0.34	0.78	(0.44)	–	–	(0.44)	7.54
R5	7.20	0.46	0.33	0.79	(0.46)	–	–	(0.46)	7.53
Y	7.19	0.47	0.33	0.80	(0.46)	–	–	(0.46)	7.53

For the Year Ended October 31, 2011
A	7.37	0.53	(0.17)	0.36	(0.53)	–	–	(0.53)	7.20
B	7.34	0.48	(0.17)	0.31	(0.48)	–	–	(0.48)	7.17
C	7.35	0.47	(0.16)	0.31	(0.48)	–	–	(0.48)	7.18
I	7.39	0.55	(0.16)	0.39	(0.55)	–	–	(0.55)	7.23
R3	7.36	0.51	(0.16)	0.35	(0.51)	–	–	(0.51)	7.20
R4	7.37	0.53	(0.17)	0.36	(0.53)	–	–	(0.53)	7.20
R5	7.37	0.56	(0.18)	0.38	(0.55)	–	–	(0.55)	7.20
Y	7.36	0.57	(0.18)	0.39	(0.56)	–	–	(0.56)	7.19

For the Year Ended October 31, 2010
A	6.73	0.59	0.65	1.24	(0.60)	–	–	(0.60)	7.37
B	6.71	0.54	0.64	1.18	(0.55)	–	–	(0.55)	7.34
C	6.71	0.54	0.65	1.19	(0.55)	–	–	(0.55)	7.35
I	6.74	0.61	0.66	1.27	(0.62)	–	–	(0.62)	7.39
R3	6.73	0.56	0.65	1.21	(0.58)	–	–	(0.58)	7.36
R4	6.73	0.59	0.65	1.24	(0.60)	–	–	(0.60)	7.37
R5	6.73	0.61	0.65	1.26	(0.62)	–	–	(0.62)	7.37
Y	6.73	0.62	0.64	1.26	(0.63)	–	–	(0.63)	7.36

For the Year Ended October 31, 2009
A	5.52	0.59	1.22	1.81	(0.60)	–	–	(0.60)	6.73
B	5.51	0.55	1.21	1.76	(0.56)	–	–	(0.56)	6.71
C	5.51	0.54	1.21	1.75	(0.55)	–	–	(0.55)	6.71
I	5.53	0.61	1.21	1.82	(0.61)	–	–	(0.61)	6.74
R3	5.52	0.57	1.22	1.79	(0.58)	–	–	(0.58)	6.73
R4	5.53	0.59	1.21	1.80	(0.60)	–	–	(0.60)	6.73
R5	5.53	0.60	1.21	1.81	(0.61)	–	–	(0.61)	6.73
Y	5.53	0.61	1.21	1.82	(0.62)	–	–	(0.62)	6.73

For the Year Ended October 31, 2008 (E)
A	7.92	0.58	(2.40)	(1.82)	(0.58)	–	–	(0.58)	5.52
B	7.91	0.53	(2.41)	(1.88)	(0.52)	–	–	(0.52)	5.51
C	7.91	0.53	(2.41)	(1.88)	(0.52)	–	–	(0.52)	5.51
I	7.93	0.60	(2.40)	(1.80)	(0.60)	–	–	(0.60)	5.53
R3	7.93	0.56	(2.41)	(1.85)	(0.56)	–	–	(0.56)	5.52
R4	7.93	0.59	(2.41)	(1.82)	(0.58)	–	–	(0.58)	5.53
R5	7.93	0.60	(2.40)	(1.80)	(0.60)	–	–	(0.60)	5.53
Y	7.93	0.60	(2.40)	(1.80)	(0.60)	–	–	(0.60)	5.53

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

34

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

11.00%	$365,718	1.12%	1.05%	5.97%	138%
10.24	10,990	2.00	1.80	5.28	–
10.23	103,639	1.82	1.79	5.24	–
11.39	64,195	0.83	0.80	6.24	–
10.68	1,934	1.49	1.35	5.65	–
11.15	1,191	1.16	1.05	5.85	–
11.34	431	0.86	0.75	6.25	–
11.55	15,468	0.73	0.70	6.39	–

4.95	280,568	1.14	1.05	7.19	117
4.19	13,007	1.99	1.80	6.45	–
4.20	102,694	1.83	1.80	6.43	–
5.36	86,138	0.82	0.79	7.38	–
4.79	1,423	1.51	1.35	6.85	–
4.95	483	1.19	1.05	7.13	–
5.27	321	0.84	0.75	7.45	–
5.32	20,136	0.73	0.70	7.53	–

19.14	284,606	1.20	1.20	8.43	141
18.17	19,919	2.06	1.95	7.73	–
18.38	85,523	1.89	1.89	7.73	–
19.63	21,098	0.88	0.88	8.51	–
18.70	371	1.61	1.45	8.16	–
19.20	318	1.27	1.15	8.24	–
19.51	492	0.90	0.88	8.52	–
19.47	44,553	0.79	0.79	8.85	–

35.01	202,256	1.30	1.15	10.16	182
34.05	22,749	2.18	1.80	9.54	–
33.90	51,777	1.96	1.90	9.41	–
35.30	2,068	0.86	0.86	10.36	–
34.68	166	1.69	1.40	9.89	–
34.83	18	1.36	1.10	10.21	–
35.11	11	0.89	0.89	10.46	–
35.21	49,568	0.79	0.79	10.50	–

(24.40)	117,343	1.30	1.15	8.07	111
(25.00)	17,838	2.13	1.87	7.34	–
(25.01)	21,634	1.97	1.90	7.30	–
(24.11)	777	0.82	0.82	8.82	–
(24.70)	14	1.63	1.40	7.93	–
(24.32)	8	1.19	1.10	8.15	–
(24.16)	8	0.90	0.90	8.35	–
(24.09)	13,394	0.79	0.79	8.57	–

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

36

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

37

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2)	Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

38

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford High Yield Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

40

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,050.22	$5.41	$1,000.00	$1,019.86	$5.33	1.05%	184	366
Class B	$1,000.00	$1,047.98	$9.27	$1,000.00	$1,016.09	$9.12	1.80	184	366
Class C	$1,000.00	$1,046.50	$9.22	$1,000.00	$1,016.12	$9.08	1.79	184	366
Class I	$1,000.00	$1,052.72	$4.13	$1,000.00	$1,021.12	$4.06	0.80	184	366
Class R3	$1,000.00	$1,050.10	$6.96	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R4	$1,000.00	$1,051.61	$5.42	$1,000.00	$1,019.85	$5.34	1.05	184	366
Class R5	$1,000.00	$1,051.82	$3.87	$1,000.00	$1,021.37	$3.81	0.75	184	366
Class Y	$1,000.00	$1,053.53	$3.61	$1,000.00	$1,021.62	$3.56	0.70	184	366

41

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford High Yield Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

42

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds, when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

43

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

44

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-HY12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Inflation Plus Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Inflation Plus Fund inception 10/31/2002
(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Inflation Plus A#	7.41%	7.75%	6.41%
Inflation Plus A##	2.58%	6.76%	5.93%
Inflation Plus B#	6.65%	6.95%	5.80	%*
Inflation Plus B##	1.65%	6.64%	5.80	%*
Inflation Plus C#	6.66%	6.96%	5.64%
Inflation Plus C##	5.66%	6.96%	5.64%
Inflation Plus I#	7.70%	8.04%	6.60%
Inflation Plus R3#	7.07%	7.35%	6.04	%‡
Inflation Plus R4#	7.39%	7.67%	6.24	%‡
Inflation Plus R5#	7.63%	7.96%	6.43	%‡
Inflation Plus Y#	7.73%	8.07%	6.51	%‡
Barclays U.S. TIPS Index	8.03%	7.88%	7.02%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.
‡	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class Y shares commenced operations on 11/28/03.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. TIPS Index (formerly known as Barclays Capital U.S. TIPS Index) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Inflation Plus Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned 7.41%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Barclays U.S. TIPS (Treasury Inflation Protected Securities) Index, which returned 8.03% for the same period. The Fund outperformed the 6.36% return of the average fund in the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and the U.S. Federal Reserve Board (Fed) - responded with bold policy moves. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fed remained extremely accommodative throughout the period, which further supported fixed income assets. In September, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of additional mortgage-backed securities per month. Additionally, the U.S. central bank extended its rates guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Economic data released throughout the period painted a mixed picture of the U.S. economy. Consumer confidence weakened and the labor market remained sluggish. However, there was growing enthusiasm over a recovery in housing as home prices showed their first year-over-year gain in years.

The U.S. Treasury yield curve flattened over the period as longer term rates declined more than short term yields. All of the major fixed income sectors posted strong absolute returns driven by the decline in Treasury yields, and all sectors outperformed Treasuries on a duration-adjusted basis.

Real yields, which are quoted for inflation protected securities, fell during the period. Similar to nominal Treasuries, yields on the longer end of the curve fell by more than on the front end of the curve leading longer duration issues to outperform their short dated counterparts.

For the period, breakeven inflation rates rose and real yields fell across the curve, as pressure on food prices increased. We employed tactical yield curve positioning throughout the period and ended the period with a slightly longer duration bias. The portfolio’s longer duration posture relative to the benchmark added to relative results for the period. The timing of a small allocation to nominal Treasuries was additive for the period as was as an out-of-benchmark allocation to bank loans. Security selection detracted from relative results for the period.

What is the outlook?

The TIPS market reflects an uncertain macroeconomic outlook and has responded on the margin to increasing food commodity prices and the possibility of Fed-generated inflation pressures. U.S. growth and unemployment remain challenged, meaning the Fed will likely remain accommodative for an extended period. We expect headline inflation to rise over the next 6 – 12 months to 1.5% – 2.5%; however, macroeconomic volatility and political uncertainty will likely increase the volatility around our near term inflation expectations.

3

The Hartford Inflation Plus Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Baa / BBB	0.2%
Ba / BB	2.1
B	1.0
Unrated	0.0
U.S. Government Agencies and Securities	94.3
Non Debt Securities and Other Short-Term Instruments	2.6
Other Assets & Liabilities	(0.2)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of October 31, 2012

Industry	Percentage of Net Assets
Accommodation and Food Services	0.0%
Administrative Waste Management and Remediation	0.0
Air Transportation	0.1
Arts, Entertainment and Recreation	0.0
Chemical Manufacturing	0.1
Computer and Electronic Product Manufacturing	0.1
Finance and Insurance	0.3
Food Manufacturing	0.0
Food Services	0.0
Health Care and Social Assistance	0.6
Information	0.9
Mining	0.1
Miscellaneous Manufacturing	0.0
Motor Vehicle and Parts Manufacturing	0.1
Other Services	0.1
Petroleum and Coal Products Manufacturing	0.1
Pipeline Transportation	0.1
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	0.0
Professional, Scientific and Technical Services	0.0
Real Estate, Rental and Leasing	0.0
Retail Trade	0.2
Soap, Cleaning Compound and Toilet Manufacturing	0.1
U.S. Government Agencies	0.0
U.S. Government Securities	94.3
Utilities	0.3
Short-Term Investments	2.6
Other Assets and Liabilities	(0.2)
Total	100.0%

4

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 3.3%
	Accommodation and Food Services - 0.0%
	Pilot Travel Centers LLC
$225	4.25%, 08/07/2019	$226

	Administrative Waste Management and Remediation - 0.0%
	ADS Waste Holdings, Inc.
720	5.25%, 10/09/2019	727
	Wolverine Healthcare Analytics, Inc.
499	5.75%, 06/06/2019	498
		1,225
	Air Transportation - 0.1%
	AWAS Finance Luxembourg S.aár.l.
391	4.75%, 07/16/2018	394
	Delta Air Lines, Inc.
260	5.25%, 10/18/2018	258
	Delta Air Lines, Inc., Term Loan
2,487	5.50%, 04/20/2017	2,485
		3,137
	Arts, Entertainment and Recreation - 0.0%
	Penn National Gaming, Inc.
435	3.75%, 07/16/2018 ☼	437

	Chemical Manufacturing - 0.1%
	Ineos US Finance LLC
1,323	6.50%, 05/04/2018	1,341

	Computer and Electronic Product Manufacturing - 0.1%
	Freescale Semiconductor, Inc.
2,000	4.46%, 12/01/2016	1,934

	Finance and Insurance - 0.3%
	Asurion Corp., Term Loan
2,755	5.50%, 05/24/2018	2,772
	Chrysler Group LLC
980	6.00%, 05/24/2017	1,001
	Nuveen Investments, Inc.
500	5.84%, 05/13/2017 ☼	498
	RPI Finance Trust
2,389	4.00%, 11/09/2018	2,401
		6,672
	Food Manufacturing - 0.0%
	Pinnacle Foods Finance LLC
960	4.75%, 10/17/2018	963

	Food Services - 0.0%
	Wendy's International, Inc.
1,200	4.51%, 05/15/2019	1,210

	Health Care and Social Assistance - 0.6%
	Alkermes, Inc.
375	4.50%, 09/25/2019	377
	Aptalis Pharma, Inc.
2,223	5.50%, 02/10/2017	2,218
	Bausch & Lomb, Inc.
1,322	5.25%, 05/17/2019	1,335
	DaVita, Inc.
455	4.00%, 11/29/2019 ☼	455
	HCA, Inc., Tranche B-3 Term Loan
2,000	3.46%, 05/01/2018	2,001
	Health Management Associates, Inc.
1,990	4.50%, 11/16/2018	2,006
	Hologic, Inc.
1,272	4.50%, 08/01/2019	1,285
	IMS Health, Inc.
245	4.50%, 08/26/2017 ☼	247
	Jazz Pharmaceuticals, Inc.
291	5.25%, 06/12/2018	293
	MultiPlan, Inc.
1,819	4.75%, 08/26/2017	1,825
	Valeant Pharmaceuticals International, Inc.
605	3.84%, 02/13/2019 ☼	607
475	3.85%, 09/27/2019 ☼	476
	Warner Chilcott Corp., Term Loan B-1
196	4.25%, 03/14/2018	197
	Warner Chilcott Corp., Term Loan B-2
98	4.25%, 03/14/2018	98
	Warner Chilcott Corp., Term Loan B-3
135	4.25%, 03/14/2018	135
	Warner Chilcott plc
75	4.25%, 03/15/2018	75
		13,630
	Information - 0.9%
	Charter Communications Operating LLC
2,607	4.00%, 05/15/2019	2,624
	Emdeon, Inc.
458	5.00%, 11/02/2018	463
	Gray Television, Inc.
350	4.40%, 10/12/2019 ☼	350
	Kronos, Inc.
1,050	4.53%, 10/31/2019 ☼	1,056
	Lawson Software, Inc.
1,352	5.25%, 04/05/2018	1,365
	Level 3 Financing, Inc.
401	4.75%, 08/01/2019	403
640	5.25%, 08/01/2019	647
	Metro PCS Wireless, Inc., Term Loan B3
2,388	4.00%, 03/19/2018	2,387
	MISYS plc
1,755	7.25%, 12/12/2018	1,761
	Rovi Solutions Corp.
3,109	4.00%, 03/29/2019	3,043
	Syniverse Holdings, Inc.
1,526	5.00%, 04/23/2019	1,534
	Telesat Canada
4,390	4.25%, 03/28/2019	4,425
	Zayo Group LLC
1,128	5.25%, 07/02/2019	1,132
		21,190
	Mining - 0.1%
	Arch Coal, Inc.
1,212	5.75%, 05/16/2018	1,222
	Fortescue Metals Group Ltd.
1,030	5.54%, 10/18/2017 ☼	1,024
		2,246
	Miscellaneous Manufacturing - 0.0%
	Reynolds Group Holdings, Inc.
1,100	4.75%, 09/28/2018	1,103

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 3.3% - (continued)
	Miscellaneous Manufacturing - 0.0% - (continued)
	TransDigm Group, Inc.
$137	4.00%, 02/14/2017	$138
		1,241
	Motor Vehicle and Parts Manufacturing - 0.1%
	Allison Transmission, Inc.
816	2.72%, 08/07/2014	817
929	4.25%, 08/23/2019	932
		1,749
	Other Services - 0.1%
	Rexnord LLC
2,640	4.50%, 04/01/2018	2,655

	Petroleum and Coal Products Manufacturing - 0.1%
	Chesapeake Energy Corp.
483	8.50%, 12/02/2017	484
	Plains Exploration & Production Co.
721	3.91%, 10/15/2019 ☼	724
	Samson Investment Co.
510	6.00%, 09/25/2018	514
		1,722
	Pipeline Transportation - 0.1%
	EP Energy LLC
1,250	5.00%, 05/24/2018	1,257

	Plastics and Rubber Products Manufacturing - 0.1%
	Goodyear (The) Tire & Rubber Co.
2,000	4.75%, 04/30/2019	2,011

	Primary Metal Manufacturing - 0.0%
	Novelis, Inc.
390	4.00%, 03/10/2017	390

	Professional, Scientific and Technical Services - 0.0%
	Getty Images, Inc.
865	4.47%, 10/18/2019 ☼	867

	Real Estate, Rental and Leasing - 0.0%
	Delos Aircraft, Inc.
400	4.75%, 04/12/2016	405

	Retail Trade - 0.2%
	Armstrong World Industries, Inc.
1,703	4.00%, 03/10/2018	1,711
	FGI Operating Co. LLC
466	5.50%, 04/19/2019	470
	Weight Watchers International, Inc.
3,249	4.00%, 03/15/2019	3,252
		5,433
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Yankee (The) Candle Co., Inc.
1,564	5.25%, 04/02/2019	1,574

	Utilities - 0.3%
	Calpine Corp.
1,225	4.50%, 10/09/2019	1,226
	Energy Transfer Equity L.P.
4,445	3.75%, 03/23/2017	4,426
	LSP Madison Funding LLC
519	5.50%, 06/28/2019	523
		6,175
	Total senior floating rate interests
	(cost $78,819)	$79,690

U.S. GOVERNMENT AGENCIES - 0.0%
	FNMA - 0.0%
$5	9.75%, 07/01/2020	$5
3	10.50%, 12/01/2018	3
—	11.50%, 07/01/2015	—
		8
	GNMA - 0.0%
4	11.00%, 12/20/2015 - 12/20/2018	4

	Total U.S. government agencies
	(cost $12)	$12

U.S. GOVERNMENT SECURITIES - 94.3%
U.S. Treasury Securities - 94.3%
	U.S. Treasury Bonds - 32.9%
$43,441	0.75%, 02/15/2042 ◄	$49,318
68,335	1.75%, 01/15/2028 ◄	98,489
49,455	2.00%, 01/15/2026 ◄	76,168
96,641	2.13%, 02/15/2040 - 02/15/2041 ◄	152,812
103,585	2.38%, 01/15/2025 - 01/15/2027 ◄	171,191
82,310	2.50%, 01/15/2029 ◄	127,631
5,000	3.63%, 04/15/2028 ◄	11,436
50,825	3.88%, 04/15/2029 ◄‡	119,587
		806,632
	U.S. Treasury Notes - 61.4%
350,120	0.13%, 04/15/2016 - 07/15/2022 ◄	384,355
76,125	0.50%, 04/15/2015 ◄	84,542
118,075	0.63%, 07/15/2021 ◄	138,098
100,375	1.13%, 01/15/2021 ◄	125,010
77,215	1.25%, 07/15/2020 ◄	97,276
203,580	1.38%, 07/15/2018 - 01/15/2020 ◄	256,890
28,800	1.63%, 01/15/2015 ◄	36,990
58,700	1.88%, 07/15/2015 ◄	75,983
146,240	2.00%, 01/15/2014 - 01/15/2016 ◄	188,981
44,330	2.13%, 01/15/2019 ◄	58,144
37,050	2.63%, 07/15/2017 ◄	49,469
		1,495,738
		2,302,370
	Total U.S. government securities
	(cost $2,134,045)	$2,302,370

	Total long-term investments
	(cost $2,212,876)	$2,382,072

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.6%
Repurchase Agreements - 2.6%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $11,543,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
	- 2042, value of $11,774)
$11,543	0.30%, 10/31/2012		$11,543
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $4,700, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $4,794)
4,700	0.25%, 10/31/2012		4,700
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $8,082, collateralized by FNMA 2.50%, 2027, value of $8,243)
8,082	0.35%, 10/31/2012		8,082
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $3,070, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $3,131)
3,070	0.35%, 10/31/2012		3,070
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $14,261, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $14,529)
14,261	0.28%, 10/31/2012		14,261
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $18,075, collateralized by
FFCB 0.23% - 5.70%, 2013 - 2020, FHLB
0.07% - 6.70%, 2012 - 2021, FHLMC
0.09% - 6.00%, 2012 - 2042, FNMA
0.22% - 6.63%, 2013 - 2042, value of
	$18,437)
18,075	0.25%, 10/31/2012		18,075
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $82, collateralized by U.S. Treasury Note 8.13%, 2019, value of $84)
82	0.25%, 10/31/2012		82
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $4,190, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $4,274)
4,190	0.30%, 10/31/2012		4,190
			64,003
	Total short-term investments
	(cost $64,003)		$64,003

	Total investments
	(cost $2,276,879) ▲	100.2%	$2,446,075
	Other assets and liabilities	(0.2)%	(4,368)
	Total net assets	100.0%	$2,441,707

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $2,277,900 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$169,286
Unrealized Depreciation	(1,111)
Net Unrealized Appreciation	$168,175

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $6,693 at October 31, 2012.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Senior Floating Rate Interests	$79,690	$–	$79,690	$–
U.S. Government Agencies	12	–	12	–
U.S. Government Securities	2,302,370	373,829	1,928,541	–
Short-Term Investments	64,003	–	64,003	–
Total	$2,446,075	$373,829	$2,072,246	$–

♦	For the year ended October 31, 2012, investments valued at $156,019 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,276,879)	$2,446,075
Cash	137
Receivables:
Fund shares sold	4,714
Dividends and interest	7,185
Other assets	121
Total assets	2,458,232
Liabilities:
Payables:
Investment securities purchased	6,693
Fund shares redeemed	8,794
Investment management fees	243
Dividends	261
Administrative fees	5
Distribution fees	226
Accrued expenses	303
Total liabilities	16,525
Net assets	$2,441,707
Summary of Net Assets:
Capital stock and paid-in-capital	$2,188,197
Undistributed net investment income	4,103
Accumulated net realized gain	80,211
Unrealized appreciation of investments	169,196
Net assets	$2,441,707

Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.65/$13.25
Shares outstanding	67,260
Net assets	$851,003
Class B: Net asset value per share	$12.44
Shares outstanding	4,282
Net assets	$53,262
Class C: Net asset value per share	$12.43
Shares outstanding	57,747
Net assets	$717,899
Class I: Net asset value per share	$12.76
Shares outstanding	23,348
Net assets	$297,985
Class R3: Net asset value per share	$12.57
Shares outstanding	7,487
Net assets	$94,112
Class R4: Net asset value per share	$12.66
Shares outstanding	3,259
Net assets	$41,261
Class R5: Net asset value per share	$12.73
Shares outstanding	636
Net assets	$8,096
Class Y: Net asset value per share	$12.76
Shares outstanding	29,625
Net assets	$378,089

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Interest	$36,449
Total investment income	36,449

Expenses:
Investment management fees	10,908
Administrative services fees	225
Transfer agent fees	2,135
Distribution fees
Class A	2,083
Class B	624
Class C	7,058
Class R3	414
Class R4	88
Custodian fees	15
Accounting services fees	333
Registration and filing fees	224
Board of Directors' fees	62
Audit fees	33
Other expenses	329
Total expenses (before waivers and fees paid indirectly)	24,531
Expense waivers	(316)
Custodian fee offset	—
Total waivers and fees paid indirectly	(316)
Total expenses, net	24,215
Net Investment Income	12,234
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	92,541
Net realized loss on purchased options	(5,877)
Net realized loss on futures	(2,078)
Net realized gain on written options	7,192
Net realized loss on foreign currency contracts	(1)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	91,777
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	61,699
Net unrealized appreciation of purchased options	1,529
Net unrealized depreciation of futures	(612)
Net unrealized depreciation of written options	(786)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	61,830
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	153,607
Net Increase in Net Assets Resulting from Operations	$165,841

The accompanying notes are an integral part of these financial statements.

11

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$12,234	$59,328
Net realized gain on investments, other financial instruments and foreign currency transactions	91,777	115,213
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	61,830	(10,179)
Net Increase In Net Assets Resulting From Operations	165,841	164,362
Distributions to Shareholders:
From net investment income
Class A	(4,916)	(20,086)
Class B	(215)	(1,704)
Class C	(2,606)	(13,221)
Class I	(2,084)	(7,266)
Class L*	—	(582)
Class R3	(418)	(1,215)
Class R4	(207)	(515)
Class R5	(51)	(316)
Class Y	(2,282)	(9,577)
Total from net investment income	(12,779)	(54,482)
From net realized gain on investments
Class A	(33,827)	(34,407)
Class B	(2,972)	(4,360)
Class C	(28,745)	(29,129)
Class I	(13,598)	(10,358)
Class L*	—	(1,051)
Class R3	(2,836)	(1,485)
Class R4	(1,125)	(632)
Class R5	(299)	(124)
Class Y	(12,276)	(13,962)
Total from net realized gain on investments	(95,678)	(95,508)
Total distributions	(108,457)	(149,990)
Capital Share Transactions:
Class A	(6,243)	11,837
Class B	(19,889)	(29,689)
Class C	25,132	2,547
Class I	(10,330)	52,916
Class L*	—	(26,675)
Class R3	26,489	29,576
Class R4	14,507	10,508
Class R5	(6,893)	11,118
Class Y	68,734	(22,959)
Net increase from capital share transactions	91,507	39,179
Net Increase In Net Assets	148,891	53,551
Net Assets:
Beginning of period	2,292,816	2,239,265
End of period	$2,441,707	$2,292,816
Undistributed (distribution in excess of) net investment income (loss)	$4,103	$4,323

* Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Inflation Plus Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

13

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

14

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 10% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities,

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund had no outstanding mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated

18

with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2012, the Fund had no outstanding futures contracts.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of October 31, 2012. Transactions involving written options contracts for the Fund during the year ended October 31, 2012, are summarized below:

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Options Contract Activity During the Year Ended October 31, 2012:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	4,425	$2,040
Written	13,349	7,108
Expired	(800)	(723)
Closed	(16,974)	(8,425)
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	2,000	$922
Written	21,880	13,844
Expired	(1,000)	(638)
Closed	(22,880)	(14,128)
Exercised	—	—
End of year	—	$—

* The number of contracts does not omit 000's.

d)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(5,877)	$—	$—	$—	$—	$—	$(5,877)
Net realized loss on futures	(2,078)	—	—	—	—	—	(2,078)
Net realized gain on written options	7,192	—	—	—	—	—	7,192
Net realized loss on foreign currency contracts	—	(1)	—	—	—	—	(1)
Total	$(763)	$(1)	$—	$—	$—	$—	$(764)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of purchased options	$1,529	$—	$—	$—	$—	$—	$1,529
Net change in unrealized depreciation of futures	(612)	—	—	—	—	—	(612)
Net change in unrealized depreciation of written options	(786)	—	—	—	—	—	(786)
Net change in unrealized appreciation of foreign currency contracts	—	—	—	—	—	—	—
Total	$131	$—	$—	$—	$—	$—	$131

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

20

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

21

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$58,892	$111,824
Long-Term Capital Gains ‡	49,442	38,315

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$63,917
Undistributed Long-Term Capital Gain	21,679
Unrealized Appreciation *	168,175
Total Accumulated Earnings	$253,771

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$325
Accumulated Net Realized Gain (Loss)	(325)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $7,265 of prior year capital loss carryforwards.

22

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $500 million	0.450%
On next $1.5 billion	0.445%
On next $2.5 billion	0.440%
On next $5 billion	0.430%
Over $10 billion	0.420%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period October 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.500%
On next $4.5 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

23

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $ 10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.85%
Class B	1.60
Class C	1.59
Class I	0.60
Class R3	1.20
Class R4	0.90
Class R5	0.60
Class Y	0.50

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $2,666 and contingent deferred sales charges of $209 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution

24

expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $59.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, 9% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,735,003
Sales Proceeds Excluding U.S. Government Obligations	1,730,280
Cost of Purchases for U.S. Government Obligations	679,645
Sales Proceeds for U.S. Government Obligations	735,557

25

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	18,772	2,984	(22,159)	—	(403)	23,314	4,263	(28,951)	1,968	594
Amount	$229,638	$35,647	$(271,528)	$—	$(6,243)	$275,149	$49,304	$(338,630)	$26,014	$11,837
Class B
Shares	265	226	(2,131)	—	(1,640)	379	437	(3,391)	—	(2,575)
Amount	$3,191	$2,663	$(25,743)	$—	$(19,889)	$4,456	$4,983	$(39,128)	$—	$(29,689)
Class C
Shares	12,630	2,204	(12,668)	—	2,166	13,933	2,963	(16,849)	—	47
Amount	$152,234	$25,941	$(153,043)	$—	$25,132	$162,955	$33,830	$(194,238)	$—	$2,547
Class I
Shares	14,628	946	(16,373)	—	(799)	14,144	998	(10,759)	—	4,383
Amount	$180,227	$11,382	$(201,939)	$—	$(10,330)	$167,964	$11,631	$(126,679)	$—	$52,916
Class L
Shares	—	—	—	—	—	17	124	(198)	(1,966)	(2,023)
Amount	$—	$—	$—	$—	$—	$200	$1,437	$(2,298)	$(26,014)	$(26,675)
Class R3
Shares	3,031	271	(1,111)	—	2,191	3,092	233	(779)	—	2,546
Amount	$36,906	$3,225	$(13,642)	$—	$26,489	$36,098	$2,691	$(9,213)	$—	$29,576
Class R4
Shares	2,325	104	(1,236)	—	1,193	1,578	98	(782)	—	894
Amount	$28,471	$1,239	$(15,203)	$—	$14,507	$18,537	$1,131	$(9,160)	$—	$10,508
Class R5
Shares	496	28	(1,077)	—	(553)	1,278	37	(360)	—	955
Amount	$6,102	$339	$(13,334)	$—	$(6,893)	$14,939	$439	$(4,260)	$—	$11,118
Class Y
Shares	13,671	1,178	(9,276)	—	5,573	6,916	1,966	(10,661)	—	(1,779)
Amount	$169,942	$14,179	$(115,387)	$—	$68,734	$81,721	$22,871	$(127,551)	$—	$(22,959)
Total
Shares	65,818	7,941	(66,031)	—	7,728	64,651	11,119	(72,730)	2	3,042
Amount	$806,711	$94,615	$(809,819)	$—	$91,507	$762,019	$128,317	$(851,157)	$—	$39,179

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	347	$4,255
For the Year Ended October 31, 2011	603	$7,020

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

26

12.	Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	1,966
Shares issued - to Class L shareholders	1,968	N/A
Net assets immediately before merger	$791,169	$23,884
Net assets immediately after merger	$815,053	N/A

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

27

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

28

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29

The Hartford Inflation Plus Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$–	$(0.59)	$12.65
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	–	(0.56)	12.44
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	–	(0.56)	12.43
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	–	(0.60)	12.76
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	–	(0.57)	12.57
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	–	(0.59)	12.66
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	–	(0.60)	12.73
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	–	(0.60)	12.76

For the Year Ended October 31, 2011
A(F)	12.27	0.35	0.58	0.93	(0.32)	(0.52)	–	(0.84)	12.36
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	–	(0.77)	12.22
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	–	(0.77)	12.21
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	–	(0.86)	12.44
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	–	(0.81)	12.31
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	–	(0.83)	12.37
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	–	(0.86)	12.42
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	–	(0.87)	12.44

For the Year Ended October 31, 2010 (E)
A	11.39	0.17	0.96	1.13	(0.18)	(0.07)	–	(0.25)	12.27
B	11.30	0.09	0.95	1.04	(0.11)	(0.07)	–	(0.18)	12.16
C	11.29	0.08	0.96	1.04	(0.11)	(0.07)	–	(0.18)	12.15
I	11.45	0.20	0.96	1.16	(0.20)	(0.07)	–	(0.27)	12.34
R3	11.36	0.12	0.96	1.08	(0.14)	(0.07)	–	(0.21)	12.23
R4	11.40	0.15	0.97	1.12	(0.17)	(0.07)	–	(0.24)	12.28
R5	11.42	0.18	0.98	1.16	(0.20)	(0.07)	–	(0.27)	12.31
Y	11.43	0.21	0.97	1.18	(0.21)	(0.07)	–	(0.28)	12.33

For the Year Ended October 31, 2009 (E)
A	9.78	0.09	1.59	1.68	(0.07)	–	–	(0.07)	11.39
B	9.76	(0.07)	1.66	1.59	(0.05)	–	–	(0.05)	11.30
C	9.75	(0.01)	1.60	1.59	(0.05)	–	–	(0.05)	11.29
I	9.81	0.19	1.52	1.71	(0.07)	–	–	(0.07)	11.45
R3	9.78	0.26	1.38	1.64	(0.06)	–	–	(0.06)	11.36
R4	9.79	0.30	1.37	1.67	(0.06)	–	–	(0.06)	11.40
R5	9.80	0.30	1.39	1.69	(0.07)	–	–	(0.07)	11.42
Y	9.80	0.02	1.68	1.70	(0.07)	–	–	(0.07)	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	(0.87)	(0.27)	(0.61)	–	–	(0.61)	9.78
B	10.64	0.53	(0.88)	(0.35)	(0.53)	–	–	(0.53)	9.76
C	10.63	0.52	(0.87)	(0.35)	(0.53)	–	–	(0.53)	9.75
I	10.68	0.62	(0.85)	(0.23)	(0.64)	–	–	(0.64)	9.81
R3	10.67	0.53	(0.85)	(0.32)	(0.57)	–	–	(0.57)	9.78
R4	10.67	0.57	(0.86)	(0.29)	(0.59)	–	–	(0.59)	9.79
R5	10.68	0.58	(0.83)	(0.25)	(0.63)	–	–	(0.63)	9.80
Y	10.69	0.66	(0.91)	(0.25)	(0.64)	–	–	(0.64)	9.80

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(G)	Excluding the expenses not subject to cap, the ratio would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.25%, 1.00%, 0.70% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

30

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

7.41%	$851,003	0.86%	0.85%		0.69%	102%
6.65	53,262	1.66	1.60		(0.11)	–
6.66	717,899	1.59	1.59		(0.04)	–
7.70	297,985	0.64	0.60		0.91	–
7.07	94,112	1.21	1.20		0.41	–
7.39	41,261	0.91	0.90		0.69	–
7.63	8,096	0.62	0.60		1.05	–
7.73	378,089	0.50	0.50		0.99	–

8.19	836,386	0.87	0.85		2.89	232
7.35	72,383	1.67	1.60		2.14	–
7.36	678,916	1.60	1.60		2.16	–
8.45	300,497	0.64	0.60		3.19	–
7.83	65,208	1.22	1.20		2.70	–
8.14	25,566	0.92	0.90		2.93	–
8.55	14,764	0.63	0.60		3.69	–
8.63	299,096	0.51	0.51		3.37	–

10.06	822,952	0.92	0.90		1.52	322
9.28	103,313	1.71	1.65		0.77	–
9.28	674,801	1.65	1.65		0.75	–
10.32	243,916	0.71	0.65		1.74	–
9.67	33,638	1.29	1.25		1.09	–
9.97	14,398	0.98	0.97		1.35	–
10.30	2,878	0.68	0.67		1.60	–
10.49	318,524	0.57	0.57		1.88	–

17.20	608,161	0.96	0.85		0.89	145
16.30	95,935	1.75	1.60		(0.64)	–
16.32	463,764	1.69	1.60		(0.07)	–
17.53	137,773	0.74	0.60		1.92	–
16.78	5,355	1.38	1.25		2.73	–
17.14	2,758	1.02	1.00		3.07	–
17.30	258	0.76	0.76		2.91	–
17.44	165,637	0.59	0.59		0.16	–

(3.08)	307,863	1.01	0.91	(G)	5.60	437
(3.81)	75,789	1.80	1.66	(G)	4.82	–
(3.82)	241,305	1.75	1.66	(G)	4.86	–
(2.74)	27,135	0.75	0.65	(G)	5.28	–
(3.56)	216	1.43	1.30	(G)	5.63	–
(3.23)	17	1.12	1.06	(G)	5.29	–
(2.94)	28	0.75	0.75	(G)	4.92	–
(2.90)	138,292	0.65	0.65	(G)	5.85	–

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Inflation Plus Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Inflation Plus Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

32

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

33

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

34

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Inflation Plus Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 97.44%.

36

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,039.05	$4.36	$1,000.00	$1,020.86	$4.32	0.85%	184	366
Class B	$1,000.00	$1,035.21	$8.18	$1,000.00	$1,017.10	$8.11	1.60	184	366
Class C	$1,000.00	$1,035.28	$8.11	$1,000.00	$1,017.16	$8.04	1.59	184	366
Class I	$1,000.00	$1,040.19	$3.08	$1,000.00	$1,022.12	$3.05	0.60	184	366
Class R3	$1,000.00	$1,037.54	$6.15	$1,000.00	$1,019.10	$6.09	1.20	184	366
Class R4	$1,000.00	$1,038.88	$4.61	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class R5	$1,000.00	$1,040.28	$3.08	$1,000.00	$1,022.12	$3.05	0.60	184	366
Class Y	$1,000.00	$1,040.44	$2.57	$1,000.00	$1,022.62	$2.55	0.50	184	366

37

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Inflation Plus Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

38

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

39

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

40

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IP12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford International Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Growth Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
International Growth A#	6.33%	-9.41%	6.46%
International Growth A##	0.49%	-10.43%	5.86%
International Growth B#	5.48%	-10.02%	5.85%*
International Growth B##	0.48%	-10.33%	5.85%*
International Growth C#	5.50%	-10.09%	5.67%
International Growth C##	4.50%	-10.09%	5.67%
International Growth I#	6.63%	-9.08%	6.68%
International Growth R3#	6.23%	-9.63%	6.48%
International Growth R4#	6.61%	-9.31%	6.71%
International Growth R5#	6.87%	-9.02%	6.90%
International Growth Y#	6.93%	-8.93%	6.97%
MSCI EAFE Growth Index	5.05%	-4.56%	7.64%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Growth Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux
Director and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 6.33%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the MSCI EAFE Growth Index, which returned 5.05% for the same period. The Fund underperformed the 6.79% return of the average fund in the International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period. Within the benchmark, health care (+17%), consumer staples (+14%), and financials (+7%) performed best while utilities (-11%), energy (-8%), and materials (-5%) lagged the most.

The Fund’s outperformance relative to the MSCI EAFE Growth Index was primarily the result of strong security selection. Stock selection was strongest in the Industrials, Energy, and Financials sectors. This was partially offset by weaker selection in the Health Care, Telecommunication Services, and Consumer Discretionary sectors. Sector allocation, a residual of bottom-up stock selection, also contributed positively to benchmark-relative performance. The Fund’s underweight exposure (i.e. the Fund’s sector position was less than the benchmark position) to the Materials sector contributed positively to benchmark-relative results, while an overweight to the Information Technology sector detracted from relative results.

Top contributors to the Fund’s relative performance were Petroleum Geo-Services (Energy), CP ALL (Consumer Staples), and BHP Billiton (Materials). Petroleum Geo-Services is a Norway based company that provides marine geophysical services to companies in the oil and gas industry. The company’s operating results exceeded expectations on strong multi-client activity and management noted that higher prices are being accepted by customers for the North Sea season this summer, driving share prices higher. CP ALL is a convenience store operator in Thailand. Shares rose as revenue and margins have seen impressive growth recently, and the company boasts an impressive dividend yield. BHP Billiton is a U.K.-based diversified metals and mining company. Shares declined during the period amid fears of a slowdown in China and weakness in many metals prices, including iron ore. Not owning this benchmark constituent contributed to relative results. Rolls-Royce (Industrials) also contributed positively to the Fund’s absolute performance (i.e. total return).

Ctrip.com (Consumer Discretionary), Softbank (Telecommunication Services), and Neopost (Information Technology) were the top detractors from benchmark relative performance. Shares of Ctrip.com, a China based travel services company, declined during the period as the stock reported revenue below analysts estimates. Shares of Softbank, a Japan-based telecommunication and Internet provider, declined during the period as investors were concerned that Softbank’s competitive position may be compromised as the company lost exclusivity on selling the iPhone in Japan. Shares of France-based Neopost, which produces and sells digital mailroom equipment, fell as elections in several core markets led to a pause in postal rate hikes which slowed revenue growth more than anticipated, disappointing investors. Infineon Technologies (Information Technology) also detracted from the Fund’s absolute performance.

What is the outlook?

In general, we continue to expect sluggish mid-cycle global growth. Weaker economic data in Europe and Asia has been offset with strength in the U.S. economy. Global industrial confidence and capacity utilization remain poor but consumer confidence has improved slightly. Continued quantitative

3

The Hartford International Growth Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

easing and stimulus programs around the world have improved credit spreads and commodity prices recently. We remain concerned about the potential for economic uncertainties over the near term, although we continue to identify new investment opportunities, focusing on companies that we believe possess a sustainable competitive advantage.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Consumer Discretionary was the Fund’s largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Information Technology and Industrials. The largest underweights relative to the benchmark were in the Materials, Consumer Staples, and Health Care sectors.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.0%
Banks (Financials)	2.6
Capital Goods (Industrials)	10.8
Commercial and Professional Services (Industrials)	3.6
Consumer Durables and Apparel (Consumer Discretionary)	7.1
Consumer Services (Consumer Discretionary)	4.6
Diversified Financials (Financials)	1.4
Energy (Energy)	3.3
Food and Staples Retailing (Consumer Staples)	2.8
Food, Beverage and Tobacco (Consumer Staples)	11.9
Health Care Equipment and Services (Health Care)	2.2
Insurance (Financials)	7.0
Materials (Materials)	5.7
Media (Consumer Discretionary)	4.3
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.9
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	2.5
Semiconductors and Semiconductor Equipment (Information Technology)	5.4
Software and Services (Information Technology)	3.7
Technology Hardware and Equipment (Information Technology)	2.5
Telecommunication Services (Services)	0.6
Transportation (Industrials)	5.5
Utilities (Utilities)	1.1
Short-Term Investments	2.0
Other Assets and Liabilities	(0.6)
Total	100.0%

Currency Concentration of Securities

as of October 31, 2012

Percentage of
Description	Net Assets
Australian Dollar	1.7%
Brazilian Real	0.9
British Pound	27.6
Canadian Dollar	4.5
Colombian Peso	1.1
Danish Kroner	2.8
Euro	21.9
Hong Kong Dollar	8.2
Indian Rupee	1.3
Indonesian New Rupiah	0.6
Japanese Yen	6.3
Malaysian Ringgit	0.5
Philippine Peso	0.2
Republic of Korea Won	1.8
South African Rand	0.5
Swedish Krona	3.0
Swiss Franc	5.5
Taiwanese Dollar	1.2
Thai Bhat	1.7
United States Dollar	9.3
Other Assets and Liabilities	(0.6)
Total	100.0%

4

The Hartford International Growth Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Australia - 1.7%
101	Seek Ltd.	$697
202	Transurban Group	1,273
		1,970
	Austria - 0.6%
12	Andritz AG	738

	Belgium - 1.2%
17	Anheuser-Busch InBev N.V.	1,432

	Brazil - 0.9%
80	BR Properties S.A.	1,042

	Canada - 5.3%
8	Agrium, Inc.	790
11	Alimentation Couche-Tard, Inc. Class B	547
24	Barrick Gold Corp.	980
89	CAE, Inc.	983
49	Methanex Corp.	1,459
108	Trican Well Service Ltd.	1,289
		6,048
	China - 1.3%
1,241	Greatview Aseptic Packaging Co., Ltd.	649
25	Tencent Holdings Ltd.	879
		1,528
	Colombia - 1.1%
65	Almacenes Exito S.A.	1,226

	Denmark - 2.8%
74	DSV A/S	1,656
9	Novo Nordisk A/S	1,504
		3,160
	Finland - 2.0%
11	Kone Oyj Class B	823
30	Outotec Oyj	1,486
		2,309
	France - 9.7%
6	Bureau Veritas S.A.	673
19	Cie Generale d'Optique Essilor International S.A.	1,683
55	Club Mediterranee S.A. ●	874
8	Dassault Systemes S.A.	829
14	Publicis Groupe	769
42	Safran S.A.	1,668
10	Sanofi-Aventis S.A.	909
59	Scor SE	1,565
10	Sodexo, Inc.	781
7	Technip S.A.	760
6	Zodiac Aerospace	626
		11,137
	Germany - 5.0%
9	Adidas AG	774
12	Brenntag AG	1,562
13	Hannover Rueckversicherung AG	932
9	MTU Aero Engines Holdings AG	782
23	SAP AG	1,696
		5,746
	Hong Kong - 6.9%
224	AAC Technologies Holdings, Inc.	796
280	AIA Group Ltd.	1,104
68	ASM Pacific Technology Ltd.	756
62	China Mobile Ltd.	682
730	Legend Holdings Ltd.	584
844	Samsonite International S.A.	1,747
192	Sands China Ltd. §	719
425	Shangri-La Asia Ltd.	820
378	Techtronic Industries Co., Ltd.	716
		7,924
	India - 1.3%
50	HDFC Bank Ltd.	592
168	ITC Ltd.	883
		1,475
	Indonesia - 0.6%
145	PT Gudang Garam Tbk	737

	Ireland - 1.7%
68	Experian plc	1,177
57	WPP plc	741
		1,918
	Israel - 1.3%
37	Teva Pharmaceutical Industries Ltd. ADR	1,502

	Italy - 0.6%
33	Salvatore Ferragamo Italia S.p.A.	677

	Japan - 6.3%
72	Bridgestone Corp.	1,678
48	Daiichi Sankyo Co., Ltd.	740
17	FamilyMart Co., Ltd.	814
25	IBJ Leasing Co., Ltd.	635
35	Japan Tobacco, Inc.	957
55	Shionogi & Co., Ltd.	919
26	West Japan Railway Co.	1,116
44	Yusen Logistics Co. Ltd.	375
		7,234
	Luxembourg - 1.0%
41	SES Global S.A.	1,127

	Malaysia - 0.5%
604	AirAsia Berhad	600

	Netherlands - 1.8%
19	ASML Holding N.V.	1,041
17	Heineken N.V.	1,038
		2,079
	Panama - 1.1%
13	Copa Holdings S.A. Class A	1,238

	Philippines - 0.2%
448	Ayala Land, Inc. ☼	256

	South Africa - 0.5%
90	Discovery Holdings Ltd.	578

	South Korea - 1.8%
3	Hyundai Motor Co., Ltd.	673
1	Samsung Electronics Co., Ltd.	1,362
		2,035

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Sweden - 3.0%
25	Assa Abloy Ab	$829
48	Electrolux Ab Series B	1,233
20	Hennes & Mauritz Ab	669
19	Swedish Match Ab	659
		3,390
	Switzerland - 5.5%
18	Cie Financiere Richemont S.A.	1,180
5	Dufry Group ●	627
20	Nestle S.A.	1,294
12	Roche Holding AG	2,367
13	Swiss Re Ltd.	868
		6,336
	Taiwan - 1.2%
286	Quanta Computer, Inc.	653
227	Taiwan Semiconductor Manufacturing Co., Ltd.	691
		1,344
	Thailand - 1.7%
105	Bangkok Bank plc	617
674	Bank of Ayudhya plc	650
530	CP ALL plc	686
		1,953
	United Kingdom - 27.9%
187	Aberdeen Asset Management plc	981
215	Arm Holdings plc	2,313
17	ASOS plc ●	638
47	Babcock International Group plc	748
49	BG Group plc	906
39	British American Tobacco plc	1,917
55	Burberry Group plc	1,036
78	Catlin Group Ltd.	592
187	Compass Group plc	2,052
54	Diageo Capital plc	1,543
15	Ensco plc	841
34	Fresnillo plc	1,044
38	Imperial Tobacco Group plc	1,419
18	Intertek Group plc	801
61	Jardine Lloyd Thompson Group plc	738
50	Lancashire Holdings Ltd.	701
114	National Grid plc	1,299
17	Next plc	970
59	Persimmon plc	757
72	Prudential plc	990
20	Rio Tinto plc	1,008
208	Rolls-Royce Holdings plc	2,881
31	Spectris plc	855
49	Standard Chartered plc	1,151
46	Unilever plc	1,732
46	Virgin Media, Inc.	1,509
38	Xstrata plc	603
		32,025
	United States - 2.1%
26	Amdocs Ltd.	843
15	Covidien plc ‡	819
12	Liberty Global, Inc. ●	744
		2,406
	Total common stocks
	(cost $100,865)	$113,170

	Total long-term investments
	(cost $100,865)	$113,170

SHORT-TERM INVESTMENTS - 2.0%
	Repurchase Agreements - 2.0%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $404,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $412)
$404	0.30%, 10/31/2012	$404
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $164, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $168)
164	0.25%, 10/31/2012	164
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $283, collateralized by FNMA 2.50%, 2027, value of $288)
283	0.35%, 10/31/2012	283
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $107, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $110)
107	0.35%, 10/31/2012	107
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $499, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $508)
499	0.28%, 10/31/2012	499
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$633, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $645)
633	0.25%, 10/31/2012	633
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $3, collateralized by U.S. Treasury Note 8.13%, 2019, value of $3)
3	0.25%, 10/31/2012	3

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 2.0% - (continued)
	Repurchase Agreements - 2.0% - (continued)
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $147, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $150)
$147	0.30%, 10/31/2012		$147
			2,240
	Total short-term investments
	(cost $2,240)		$2,240

	Total investments
	(cost $103,105) ▲	100.6%	$115,410
	Other assets and liabilities	(0.6)%	(693)
	Total net assets	100.0%	$114,717

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $103,362 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,962
Unrealized Depreciation	(2,914)
Net Unrealized Appreciation	$12,048

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $719, which represents 0.6% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $258 at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BRL	Sell	11/01/2012	JPM	$25	$25	$–
CAD	Sell	11/01/2012	WEST	105	105	–
HKD	Sell	11/01/2012	SSG	59	59	–
						$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
CAD	Canadian Dollar
HKD	Hong Kong Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$1,970	$–	$1,970	$–
Austria	738	–	738	–
Belgium	1,432	–	1,432	–
Brazil	1,042	1,042	–	–
Canada	6,048	6,048	–	–
China	1,528	–	1,528	–
Colombia	1,226	1,226	–	–
Denmark	3,160	–	3,160	–
Finland	2,309	–	2,309	–
France	11,137	–	11,137	–
Germany	5,746	–	5,746	–
Hong Kong	7,924	–	7,924	–
India	1,475	–	1,475	–
Indonesia	737	–	737	–
Ireland	1,918	–	1,918	–
Israel	1,502	1,502	–	–
Italy	677	–	677	–
Japan	7,234	–	7,234	–
Luxembourg	1,127	–	1,127	–
Malaysia	600	–	600	–
Netherlands	2,079	–	2,079	–
Panama	1,238	1,238	–	–
Philippines	256	–	256	–
South Africa	578	–	578	–
South Korea	2,035	–	2,035	–
Sweden	3,390	–	3,390	–
Switzerland	6,336	–	6,336	–
Taiwan	1,344	–	1,344	–
Thailand	1,953	–	1,953	–
United Kingdom	32,025	2,350	29,675	–
United States	2,406	2,406	–	–
Total	113,170	15,812	97,358	–
Short-Term Investments	2,240	–	2,240	–
Total	$115,410	$15,812	$99,598	$–
Liabilities:
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2012, investments valued at $2,801 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $103,105)	$115,410
Receivables:
Investment securities sold	423
Fund shares sold	61
Dividends and interest	223
Other assets	60
Total assets	116,177
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Bank overdraft	757
Payables:
Investment securities purchased	258
Fund shares redeemed	345
Investment management fees	21
Administrative fees	—
Distribution fees	10
Accrued expenses	69
Total liabilities	1,460
Net assets	$114,717
Summary of Net Assets:
Capital stock and paid-in-capital	$373,544
Undistributed net investment income	730
Accumulated net realized loss	(271,859)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,302
Net assets	$114,717

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.75/$10.32
Shares outstanding	8,545
Net assets	$83,324
Class B: Net asset value per share	$9.04
Shares outstanding	992
Net assets	$8,974
Class C: Net asset value per share	$9.04
Shares outstanding	1,379
Net assets	$12,465
Class I: Net asset value per share	$9.70
Shares outstanding	576
Net assets	$5,585
Class R3: Net asset value per share	$9.82
Shares outstanding	71
Net assets	$700
Class R4: Net asset value per share	$10.03
Shares outstanding	72
Net assets	$718
Class R5: Net asset value per share	$10.09
Shares outstanding	12
Net assets	$117
Class Y: Net asset value per share	$10.12
Shares outstanding	280
Net assets	$2,834

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,038
Interest	3
Less: Foreign tax withheld	(309)
Total investment income	2,732

Expenses:
Investment management fees	1,046
Administrative services fees	2
Transfer agent fees	497
Distribution fees
Class A	223
Class B	103
Class C	133
Class R3	4
Class R4	1
Custodian fees	24
Accounting services fees	25
Registration and filing fees	95
Board of Directors' fees	4
Audit fees	16
Other expenses	47
Total expenses (before waivers and fees paid indirectly)	2,220
Expense waivers	(91)
Transfer agent fee waivers	(142)
Commission recapture	(2)
Total waivers and fees paid indirectly	(235)
Total expenses, net	1,985
Net Investment Income	747
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(600)
Net realized loss on foreign currency contracts	(12)
Net realized loss on other foreign currency transactions	(63)
Net Realized Loss on Investments and Foreign Currency Transactions	(675)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,808
Net unrealized depreciation of foreign currency contracts	(17)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	12
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	6,803
Net Gain on Investments and Foreign Currency Transactions	6,128
Net Increase in Net Assets Resulting from Operations	$6,875

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$747	$800
Net realized gain (loss) on investments and foreign currency transactions	(675)	16,094
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	6,803	(20,877)
Net Increase (Decrease) In Net Assets Resulting From Operations	6,875	(3,983)
Distributions to Shareholders:
From net investment income
Class A	(800)	—
Class C	(1)	—
Class I	(59)	—
Class R3	(7)	—
Class R4	(2)	—
Class R5	(2)	—
Class Y	(39)	—
Total distributions	(910)	—
Capital Share Transactions:
Class A	(22,472)	(30,797)
Class B	(3,521)	(3,975)
Class C	(3,007)	(4,566)
Class I	5	(1,001)
Class R3	(119)	238
Class R4	(650)	1,001
Class R5	(25)	35
Class Y	(520)	(116)
Net decrease from capital share transactions	(30,309)	(39,181)
Net Decrease In Net Assets	(24,344)	(43,164)
Net Assets:
Beginning of period	139,061	182,225
End of period	$114,717	$139,061
Undistributed (distribution in excess of) net investment income (loss)	$730	$905

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Growth Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

14

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

16

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

17

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(12)	$—	$—	$—	$—	$(12)
Total	$—	$(12)	$—	$—	$—	$—	$(12)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(17)	$—	$—	$—	$—	$(17)
Total	$—	$(17)	$—	$—	$—	$—	$(17)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

18

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$910	$—

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$730
Accumulated Capital Losses *	(271,602)
Unrealized Appreciation †	12,045
Total Accumulated Deficit	$(258,827)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(12)
Accumulated Net Realized Gain (Loss)	12

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$628
Total	$628

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2016	$160,429
2017	110,545
Total	$270,974

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

21

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.21
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.95

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $90 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

22

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	10	14%
Class R5	11	92
Class Y	11	4

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$128,693
Sales Proceeds Excluding U.S. Government Obligations	160,065

23

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	571	91	(3,078)	—	(2,416)	896	—	(3,957)	—	(3,061)
Amount	$5,285	$778	$(28,535)	$—	$(22,472)	$9,015	$—	$(39,812)	$—	$(30,797)
Class B
Shares	9	—	(419)	—	(410)	20	—	(447)	—	(427)
Amount	$83	$—	$(3,604)	$—	$(3,521)	$193	$—	$(4,168)	$—	$(3,975)
Class C
Shares	75	—	(424)	—	(349)	109	—	(600)	—	(491)
Amount	$640	$1	$(3,648)	$—	$(3,007)	$1,017	$—	$(5,583)	$—	$(4,566)
Class I
Shares	296	6	(307)	—	(5)	343	—	(462)	—	(119)
Amount	$2,805	$48	$(2,848)	$—	$5	$3,533	$—	$(4,534)	$—	$(1,001)
Class R3
Shares	22	1	(35)	—	(12)	36	—	(13)	—	23
Amount	$199	$7	$(325)	$—	$(119)	$369	$—	$(131)	$—	$238
Class R4
Shares	27	1	(97)	—	(69)	124	—	(24)	—	100
Amount	$264	$2	$(916)	$—	$(650)	$1,240	$—	$(239)	$—	$1,001
Class R5
Shares	1	—	(3)	—	(2)	3	—	—	—	3
Amount	$2	$2	$(29)	$—	$(25)	$35	$—	$—	$—	$35
Class Y
Shares	64	4	(125)	—	(57)	243	—	(258)	—	(15)
Amount	$609	$39	$(1,168)	$—	$(520)	$2,564	$—	$(2,680)	$—	$(116)
Total
Shares	1,065	103	(4,488)	—	(3,320)	1,774	—	(5,761)	—	(3,987)
Amount	$9,887	$877	$(41,073)	$—	$(30,309)	$17,966	$—	$(57,147)	$—	$(39,181)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	68	$629
For the Year Ended October 31, 2011	55	$552

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

25

The Hartford International Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$–	$–	$(0.08)	$9.75
B	8.57	–	0.47	0.47	–	–	–	–	9.04
C	8.57	–	0.47	0.47	–	–	–	–	9.04
I	9.21	0.10	0.50	0.60	(0.11)	–	–	(0.11)	9.70
R3	9.33	0.06	0.51	0.57	(0.08)	–	–	(0.08)	9.82
R4	9.45	0.09	0.53	0.62	(0.04)	–	–	(0.04)	10.03
R5	9.58	0.12	0.52	0.64	(0.13)	–	–	(0.13)	10.09
Y	9.61	0.12	0.53	0.65	(0.14)	–	–	(0.14)	10.12

For the Year Ended October 31, 2011 (E)
A	9.61	0.06	(0.42)	(0.36)	–	–	–	–	9.25
B	8.96	(0.02)	(0.37)	(0.39)	–	–	–	–	8.57
C	8.97	(0.02)	(0.38)	(0.40)	–	–	–	–	8.57
I	9.53	0.11	(0.43)	(0.32)	–	–	–	–	9.21
R3	9.70	0.05	(0.42)	(0.37)	–	–	–	–	9.33
R4	9.79	0.09	(0.43)	(0.34)	–	–	–	–	9.45
R5	9.90	0.12	(0.44)	(0.32)	–	–	–	–	9.58
Y	9.93	0.12	(0.44)	(0.32)	–	–	–	–	9.61

For the Year Ended October 31, 2010 (E)
A	8.00	0.05	1.71	1.76	(0.15)	–	–	(0.15)	9.61
B	7.50	(0.01)	1.59	1.58	(0.12)	–	–	(0.12)	8.96
C	7.48	(0.01)	1.60	1.59	(0.10)	–	–	(0.10)	8.97
I	7.95	0.08	1.69	1.77	(0.19)	–	–	(0.19)	9.53
R3	8.08	0.03	1.73	1.76	(0.14)	–	–	(0.14)	9.70
R4	8.14	0.06	1.75	1.81	(0.16)	–	–	(0.16)	9.79
R5	8.21	0.09	1.77	1.86	(0.17)	–	–	(0.17)	9.90
Y	8.24	0.12	1.76	1.88	(0.19)	–	–	(0.19)	9.93

For the Year Ended October 31, 2009 (E)
A	7.07	0.08	0.85	0.93	–	–	–	–	8.00
B	6.65	0.05	0.80	0.85	–	–	–	–	7.50
C	6.66	0.02	0.80	0.82	–	–	–	–	7.48
I	7.04	0.13	0.82	0.95	(0.04)	–	–	(0.04)	7.95
R3	7.18	0.04	0.86	0.90	–	–	–	–	8.08
R4	7.23	0.07	0.86	0.93	(0.02)	–	–	(0.02)	8.14
R5	7.28	0.09	0.87	0.96	(0.03)	–	–	(0.03)	8.21
Y	7.30	0.10	0.88	0.98	(0.04)	–	–	(0.04)	8.24

For the Year Ended October 31, 2008 (E)
A	18.93	0.05	(9.50)	(9.45)	–	(2.41)	–	(2.41)	7.07
B	18.08	(0.05)	(8.97)	(9.02)	–	(2.41)	–	(2.41)	6.65
C	18.10	(0.05)	(8.98)	(9.03)	–	(2.41)	–	(2.41)	6.66
I	18.79	0.01	(9.35)	(9.34)	–	(2.41)	–	(2.41)	7.04
R3	19.24	0.01	(9.66)	(9.65)	–	(2.41)	–	(2.41)	7.18
R4	19.30	0.02	(9.68)	(9.66)	–	(2.41)	–	(2.41)	7.23
R5	19.35	0.10	(9.76)	(9.66)	–	(2.41)	–	(2.41)	7.28
Y	19.38	0.12	(9.79)	(9.67)	–	(2.41)	–	(2.41)	7.30

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

6.33%	$83,324	1.68%	1.50%	0.72%	106%
5.48	8,974	2.67	2.25	(0.03)	–
5.50	12,465	2.39	2.25	(0.02)	–
6.63	5,585	1.28	1.21	1.08	–
6.23	700	1.83	1.60	0.65	–
6.61	718	1.46	1.30	0.98	–
6.87	117	1.16	1.00	1.21	–
6.93	2,834	1.02	0.95	1.29	–

(3.75)	101,400	1.58	1.50	0.58	88
(4.35)	12,013	2.54	2.25	(0.17)	–
(4.46)	14,806	2.31	2.25	(0.17)	–
(3.36)	5,354	1.21	1.17	1.06	–
(3.81)	777	1.79	1.60	0.47	–
(3.47)	1,335	1.39	1.30	0.88	–
(3.23)	139	1.09	1.00	1.14	–
(3.22)	3,237	0.98	0.95	1.13	–

22.29	134,685	1.67	1.55	0.58	110
21.30	16,390	2.63	2.30	(0.17)	–
21.41	19,892	2.38	2.30	(0.17)	–
22.65	6,674	1.21	1.21	0.88	–
22.05	583	1.84	1.76	0.40	–
22.52	400	1.46	1.44	0.67	–
22.99	110	1.08	1.08	1.08	–
23.17	3,491	1.05	1.05	1.36	–

13.15	141,506	1.83	1.39	1.20	392
12.78	17,558	2.89	1.82	0.74	–
12.31	20,105	2.54	2.17	0.38	–
13.59	13,136	1.75	0.95	1.95	–
12.53	395	2.06	1.85	0.57	–
12.96	305	1.51	1.40	1.00	–
13.29	7	1.44	1.25	1.31	–
13.52	6,357	1.05	0.96	1.35	–

(56.94)	181,826	1.48	1.48	0.36	359
(57.28)	19,208	2.39	2.25	(0.40)	–
(57.27)	24,658	2.21	2.21	(0.37)	–
(56.75)	86,331	1.03	1.03	0.13	–
(57.08)	293	1.89	1.85	0.09	–
(56.94)	139	1.47	1.47	0.15	–
(56.77)	6	1.08	1.08	0.76	–
(56.72)	54,257	0.99	0.99	0.92	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

28

The Hartford International Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford International Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)(2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford International Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$992.87	$7.46	$1,000.00	$1,017.65	$7.56	1.49%	184	366
Class B	$1,000.00	$989.06	$11.25	$1,000.00	$1,013.83	$11.39	2.25	184	366
Class C	$1,000.00	$989.06	$11.20	$1,000.00	$1,013.88	$11.34	2.24	184	366
Class I	$1,000.00	$994.87	$5.92	$1,000.00	$1,019.20	$5.99	1.18	184	366
Class R3	$1,000.00	$992.92	$8.02	$1,000.00	$1,017.09	$8.11	1.60	184	366
Class R4	$1,000.00	$994.05	$6.47	$1,000.00	$1,018.65	$6.55	1.29	184	366
Class R5	$1,000.00	$996.05	$5.02	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class Y	$1,000.00	$996.06	$4.77	$1,000.00	$1,020.36	$4.82	0.95	184	366

33

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 5-year period and that its performance was in line with the peer group for the 1- and 3-year periods. The Board also noted that the Fund had underperformed relative to its benchmark for the 1- and 5-year periods and that its performance was in line with the benchmark for the 3-year period. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses. The Board also noted the decrease in the Fund’s assets.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IG12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford International Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Opportunities Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
International Opportunities A#	7.28%	-3.79%	8.74%
International Opportunities A##	1.38%	-4.87%	8.12%
International Opportunities B#	6.46%	-4.42%	8.18%*
International Opportunities B##	1.46%	-4.74%	8.18%*
International Opportunities C#	6.48%	-4.50%	7.93%
International Opportunities C##	5.48%	-4.50%	7.93%
International Opportunities I#	7.68%	-3.47%	8.91%
International Opportunities R3#	7.05%	-4.04%	8.82%
International Opportunities R4#	7.40%	-3.67%	9.06%
International Opportunities R5#	7.67%	-3.43%	9.22%
International Opportunities Y#	7.83%	-3.31%	9.31%
MSCI All Country World ex USA Index	4.48%	-4.63%	9.79%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Opportunities Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch	Tara C. Stilwell, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 7.28%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the MSCI All Country World ex USA Index, which returned 4.48% for the same period. The Fund also outperformed the 6.79% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Within the MSCI All Country World ex USA Index, the Heath Care (+17.1%), Consumer Staples (+13.7%), and Financials (+10.0%) sectors gained the most during the period. The Materials (-5.9%), Utilities (-3.0%), and Energy (-2.4%) sectors declined during the period.

The Fund’s outperformance versus its benchmark was primarily due to stock selection. Selection was particularly strong within the Industrials, Financials, and Utilities sectors, but was partially offset by weaker selection in the Consumer Staples, Health Care and Consumer Discretionary sectors. Allocation among sectors, a result of the bottom-up stock selection process, also contributed positively to relative returns, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Materials and Energy and an overweight position in Health Care.

Top contributors to benchmark relative performance during the period included Swiss Re (Financials), Assa Abloy (Industrials) and Continental (Consumer Discretionary). Swiss Re, a Zurich-based global reinsurer, experienced an increase in its stock price over the period as a result of favorable operating results and better optimization of the company’s capital structure. Shares of Assa Abloy, a Sweden-based manufacturer of locks and other high security products, rose as the company reported strong results, beating consensus expectations. Shares of Continental, a German based manufacturer of products, technology, and services used in the automotive industry, outperformed as the company reported strong results during the year and investors seemed to conclude that concerns over the company's debt level and the European automobile market were overblown. The company also announced a dividend payout greater than consensus expectations. Roche Holding (Health Care) and Samsung Electronics (Information Technology) were top contributors to absolute performance.

The largest detractors from relative returns were Infineon Technology (Information Technology), BG Group (Energy), and Danone (Consumer Staples). Shares of Infineon Technology, a German based semiconductor company whose technology is used in automotive and industrial products, experienced underperformance due to lower margins as a result of the short-term cyclical downturn of the company’s end markets and increased investment spending to support longer-term structural growth in its business. Shares of BG Group, a natural gas focused oil and gas exploration company, declined due to lower production guidance. Shares of Danone, a food and beverage company based in France, moved lower as the slowdown in Europe and the increase of milk prices negatively affected fundamentals. Tesco PLC (Consumer Staples) also detracted from absolute performance.

What is the outlook?

At a macro level, we continue to see signs of economic improvement in the developed world, which we expect to remain in a low growth environment and with low interest rates. While we believe the risk of a sharp economic decline is reduced, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers.

3

The Hartford International Opportunities Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies that we believe can deliver improvements in return on investment capital (ROIC) or sustain ROIC for longer than the market anticipates.

At the end of the period, relative to the benchmark we were most overweight in Industrials, Utilities, and Health Care and most underweight in Telecommunication Services, Energy, and Consumer Staples. On a regional basis, we ended the period with an overweight to select European countries, including France, Switzerland, and the U.K., and underweight positions in Australia, Canada, Germany, and Japan.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	3.8%
Banks (Financials)	4.1
Capital Goods (Industrials)	10.3
Commercial and Professional Services (Industrials)	1.2
Consumer Durables and Apparel (Consumer Discretionary)	0.4
Consumer Services (Consumer Discretionary)	5.3
Diversified Financials (Financials)	2.3
Energy (Energy)	7.6
Food and Staples Retailing (Consumer Staples)	1.3
Food, Beverage and Tobacco (Consumer Staples)	6.1
Health Care Equipment and Services (Health Care)	1.2
Insurance (Financials)	6.7
Materials (Materials)	9.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	7.6
Real Estate (Financials)	9.7
Retailing (Consumer Discretionary)	0.7
Semiconductors and Semiconductor Equipment (Information Technology)	4.5
Software and Services (Information Technology)	0.9
Technology Hardware and Equipment (Information Technology)	0.9
Telecommunication Services (Services)	2.1
Transportation (Industrials)	4.6
Utilities (Utilities)	5.5
Short-Term Investments	2.2
Other Assets and Liabilities	1.1
Total	100.0%

4

The Hartford International Opportunities Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7%
	Australia - 3.0%
1,633	Transurban Group	$10,309
1,544	Westfield Group REIT	17,071
		27,380
	Austria - 0.6%
213	Erste Group Bank AG	5,365

	Belgium - 1.5%
257	Umicore S.A.	13,218

	Brazil - 3.2%
785	BR Malls Participacoes S.A.	10,325
104	BR Properties S.A.	1,357
132	CCR S.A.	1,157
480	JSL S.A. ☼	2,789
226	Localiza Rent a Car S.A.	3,966
183	Mills Estruturas e Servicos de Engenharia S.A. ☼	2,810
239	Petroleo Brasileiro S.A. ADR	5,078
164	Raia Drogasil S.A.	1,805
		29,287
	Canada - 4.8%
237	Canadian National Railway Co.	20,422
94	Canadian Natural Resources Ltd. ADR	2,818
98	MEG Energy Corp. ●	3,583
340	Tim Hortons, Inc.	16,898
		43,721
	China - 2.1%
968	Anhui Conch Cement Co., Ltd.	3,325
7,571	China Construction Bank	5,676
3,307	China Pacific Insurance Co., Ltd.	10,310
		19,311
	Finland - 1.0%
51	Kone Oyj Class B	3,643
125	Nokian Rendaat Oyj	5,212
		8,855
	France - 14.2%
199	Accor S.A.	6,217
177	Air Liquide	20,909
1,177	AXA S.A.	18,758
102	BNP Paribas	5,137
58	Bureau Veritas S.A.	6,151
104	Cie Generale d'Optique Essilor International S.A.	9,337
148	Groupe Danone	9,119
124	Pernod-Ricard S.A.	13,365
370	Rexel S.A.	6,702
215	Safran S.A.	8,558
105	Unibail-Rodamco SE REIT	23,693
		127,946
	Germany - 1.8%
72	Continental AG	7,293
121	GSW Immobilien AG	4,990
519	Infineon Technologies AG	3,534
		15,817
	Greece - 0.0%
48	Hellenic Telecommunications Organization S.A.	213

	Hong Kong - 4.2%
3,051	AIA Group Ltd.	12,032
1,072	ENN Energy Holdings Ltd.	4,452
3,375	Sands China Ltd. §	12,615
780	Shanghai Fosun Parmaceutical Co., Ltd. ●	1,121
2,883	Shangri-La Asia Ltd.	5,565
1,443	Zhongsheng Group Holdings Ltd.	1,852
		37,637
	India - 0.8%
1,429	ITC Ltd.	7,488

	Ireland - 1.3%
480	CRH plc	8,950
251	Elan Corp. plc ADR ●	2,706
		11,656
	Israel - 1.2%
104	Check Point Software Technologies Ltd. ADR ●	4,609
161	Teva Pharmaceutical Industries Ltd. ADR	6,495
		11,104
	Italy - 2.6%
5,246	Snam S.p.A.	23,245

	Japan - 11.3%
202	Daiichi Sankyo Co., Ltd.	3,092
193	Daito Trust Construction Co., Ltd.	19,487
184	Eisai Co., Ltd.	8,169
202	FamilyMart Co., Ltd.	9,770
119	Fanuc Corp.	18,958
11	Fast Retailing Co., Ltd.	2,538
719	Fuji Heavy Industries Ltd.	6,931
191	Honda Motor Co., Ltd.	5,736
3,088	Mitsubishi UFJ Financial Group, Inc.	13,968
536	Mitsui Fudosan Co., Ltd.	10,835
261	Rakuten, Inc.	2,349
		101,833
	Malaysia - 0.3%
2,596	AirAsia Berhad	2,577

	Mexico - 0.3%
186	Grupo Financiero Santander Mexico S.A.B. de C.V. ●	2,545

	Netherlands - 1.0%
63	ASML Holding N.V. ADR	3,474
226	ING Groep N.V. ●	2,013
142	Yandex N.V. ●	3,303
		8,790
	Norway - 1.0%
132	Algeta ASA ●	3,541
301	Telenor ASA	5,911
		9,452
	Portugal - 0.6%
1,010	Portugal Telecom SGPS S.A.	5,081

	Russia - 0.5%
409	Sberbank ADR	4,759

	South Korea - 3.3%
43	Hyundai Motor Co., Ltd.	8,863

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	South Korea - 3.3% - (continued)
17	Samsung Electronics Co., Ltd.		$20,665
			29,528
	Spain - 2.1%
577	Repsol S.A.		11,560
573	Telefonica S.A.		7,560
			19,120
	Sweden - 3.7%
505	Assa Abloy Ab		16,825
450	Skf Ab Class B		10,159
504	Volvo AB Class B		6,808
			33,792
	Switzerland - 9.5%
83	Actelion Ltd.		4,004
54	Cie Financiere Richemont S.A.		3,497
9	Givaudan		8,982
313	Julius Baer Group Ltd.		10,874
154	Roche Holding AG		29,633
2	SGS S.A.		4,865
274	Swiss Re Ltd.		18,951
353	UBS AG		5,292
			86,098
	Taiwan - 2.4%
1,583	Quanta Computer, Inc.		3,613
2,220	Synnex Technology International Corp.		4,692
4,401	Taiwan Semiconductor Manufacturing Co., Ltd.		13,410
			21,715
	United Kingdom - 17.6%
44	Antofagasta plc		887
210	AstraZeneca plc		9,732
1,026	BG Group plc		19,043
277	BHP Billiton plc		8,864
2,850	BP plc ‡		20,355
292	British American Tobacco plc		14,504
795	Direct Line Insurance Group plc ●		2,497
99	Ensco plc		5,738
288	Imperial Tobacco Group plc		10,874
1,914	National Grid plc		21,833
549	NMC Health plc ●		1,603
1,104	Rexam plc		7,973
323	Rio Tinto plc		16,126
1,344	Rolls-Royce Holdings plc		18,574
			158,603
	United States - 0.8%
179	Carnival Corp.		6,788

	Total common stocks
	(cost $815,657)		$872,924

	Total long-term investments (cost $815,657)		$872,924

SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 2.2%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $3,593,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $3,665)
$3,593	0.30%, 10/31/2012		$3,593
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $1,463, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $1,492)
1,463	0.25%, 10/31/2012		1,463
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,516, collateralized by FNMA 2.50%, 2027, value of $2,566)
2,516	0.35%, 10/31/2012		2,516
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $956, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $975)
956	0.35%, 10/31/2012		956
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $4,440, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $4,523)
4,440	0.28%, 10/31/2012		4,440
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$5,627, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $5,739)
5,627	0.25%, 10/31/2012		5,627
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $25, collateralized by U.S. Treasury Note 8.13%, 2019, value of $25)
25	0.25%, 10/31/2012		25
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,304, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $1,330)
1,304	0.30%, 10/31/2012		1,304
			19,924
	Total short-term investments
	(cost $19,924)		$19,924

	Total investments
	(cost $835,581) ▲	98.9%	$892,848
	Other assets and liabilities	1.1%	9,879
	Total net assets	100.0%	$902,727

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $843,579 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$70,582
Unrealized Depreciation	(21,313)
Net Unrealized Appreciation	$49,269

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $12,615, which represents 1.4% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $663 at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Buy	11/05/2012	GSC	$692	$692	$–
EUR	Buy	11/01/2012	JPM	105	105	–
EUR	Sell	11/02/2012	DEUT	2,420	2,420	–
EUR	Sell	11/02/2012	GSC	1,712	1,711	1
GBP	Buy	11/05/2012	RBC	1,388	1,388	–
GBP	Sell	11/02/2012	MSC	892	896	(4)
						$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities

Currency Abbreviations:
EUR	EURO
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$27,380	$–	$27,380	$–
Austria	5,365	–	5,365	–
Belgium	13,218	–	13,218	–
Brazil	29,287	29,287	–	–
Canada	43,721	43,721	–	–
China	19,311	–	19,311	–
Finland	8,855	–	8,855	–
France	127,946	–	127,946	–
Germany	15,817	–	15,817	–
Greece	213	–	213	–
Hong Kong	37,637	1,121	36,516	–
India	7,488	–	7,488	–
Ireland	11,656	2,706	8,950	–
Israel	11,104	11,104	–	–
Italy	23,245	–	23,245	–
Japan	101,833	–	101,833	–
Malaysia	2,577	–	2,577	–
Mexico	2,545	2,545	–	–
Netherlands	8,790	6,777	2,013	–
Norway	9,452	–	9,452	–
Portugal	5,081	5,081	–	–
Russia	4,759	4,759	–	–
South Korea	29,528	–	29,528	–
Spain	19,120	–	19,120	–
Sweden	33,792	–	33,792	–
Switzerland	86,098	–	86,098	–
Taiwan	21,715	–	21,715	–
United Kingdom	158,603	9,838	148,765	–
United States	6,788	6,788	–	–
Total	872,924	123,727	749,197	–
Short-Term Investments	19,924	–	19,924	–
Total	$892,848	$123,727	$769,121	$–
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $835,581)	$892,848
Cash	2,948
Foreign currency on deposit with custodian (cost $35)	35
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	7,905
Fund shares sold	1,435
Dividends and interest	1,813
Other assets	52
Total assets	907,037
Liabilities:
Unrealized depreciation on foreign currency contracts	4
Payables:
Investment securities purchased	3,175
Fund shares redeemed	820
Investment management fees	140
Administrative fees	3
Distribution fees	28
Accrued expenses	140
Total liabilities	4,310
Net assets	$902,727
Summary of Net Assets:
Capital stock and paid-in-capital	$881,597
Undistributed net investment income	7,330
Accumulated net realized loss	(43,443)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	57,243
Net assets	$902,727

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.49/$15.33
Shares outstanding	18,286
Net assets	$264,957
Class B: Net asset value per share	$13.32
Shares outstanding	703
Net assets	$9,358
Class C: Net asset value per share	$13.10
Shares outstanding	2,446
Net assets	$32,044
Class I: Net asset value per share	$14.45
Shares outstanding	2,159
Net assets	$31,190
Class R3: Net asset value per share	$14.70
Shares outstanding	1,278
Net assets	$18,786
Class R4: Net asset value per share	$14.89
Shares outstanding	2,874
Net assets	$42,803
Class R5: Net asset value per share	$14.98
Shares outstanding	2,390
Net assets	$35,803
Class Y: Net asset value per share	$15.04
Shares outstanding	31,102
Net assets	$467,786

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$17,333
Interest	48
Less: Foreign tax withheld	(1,887)
Total investment income	15,494

Expenses:
Investment management fees	4,656
Administrative services fees	97
Transfer agent fees	951
Distribution fees
Class A	635
Class B	104
Class C	319
Class R3	70
Class R4	66
Custodian fees	63
Accounting services fees	115
Registration and filing fees	124
Board of Directors' fees	15
Audit fees	32
Other expenses	119
Total expenses (before waivers and fees paid indirectly)	7,366
Expense waivers	(162)
Transfer agent fee waivers	(34)
Commission recapture	(18)
Total waivers and fees paid indirectly	(214)
Total expenses, net	7,152
Net Investment Income	8,342
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(2,806)
Net realized loss on foreign currency contracts	(664)
Net realized loss on other foreign currency transactions	(587)
Net Realized Loss on Investments and Foreign Currency Transactions	(4,057)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	64,037
Net unrealized depreciation of foreign currency contracts	(59)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	38
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	64,016
Net Gain on Investments and Foreign Currency Transactions	59,959
Net Increase in Net Assets Resulting from Operations	$68,301

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$8,342	$6,152
Net realized gain (loss) on investments and foreign currency transactions	(4,057)	24,383
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	64,016	(76,393)
Net Increase (Decrease) In Net Assets Resulting From Operations	68,301	(45,858)
Distributions to Shareholders:
From net investment income
Class A	(2,860)	(289)
Class B	(41)	—
Class C	(167)	—
Class I	(364)	(24)
Class R3	(127)	(2)
Class R4	(207)	(9)
Class R5	(354)	(5)
Class Y	(1,880)	(313)
Total distributions	(6,000)	(642)
Capital Share Transactions:
Class A	(11,685)	(18,492)
Class B	(3,095)	(3,552)
Class C	(3,328)	(1,157)
Class I	10,587	9,728
Class R3	7,117	7,228
Class R4	29,538	5,265
Class R5	12,540	19,808
Class Y	314,324	(66,746)
Net increase (decrease) from capital share transactions	355,998	(47,918)
Net Increase (Decrease) In Net Assets	418,299	(94,418)
Net Assets:
Beginning of period	484,428	578,846
End of period	$902,727	$484,428
Undistributed (distribution in excess of) net investment income (loss)	$7,330	$5,636

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Opportunities Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

13

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

14

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate

15

The Hartford International Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

16

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(664)	$—	$—	$—	$—	$(664)
Total	$—	$(664)	$—	$—	$—	$—	$(664)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(59)	$—	$—	$—	$—	$(59)
Total	$—	$(59)	$—	$—	$—	$—	$(59)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United

18

States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$6,000	$713

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$9,808
Accumulated Capital Losses *	(37,923)
Unrealized Appreciation †	49,245
Total Accumulated Earnings	$21,130

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(648)
Accumulated Net Realized Gain (Loss)	648

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$4,971
Long Term Capital Loss Carryforward	517
Total	$5,488

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2017	$32,435
Total	$32,435

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6400%
On next $2.5 billion	0.6350%
On next $5 billion	0.6300%
Over $10 billion	0.6250%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.97
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.78

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $923 and contingent deferred sales charges of $21 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $19.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the

22

Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$942,842
Sales Proceeds Excluding U.S. Government Obligations	604,998

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,673	221	(4,773)	—	(879)	8,501	19	(10,482)	—	(1,962)
Amount	$50,819	$2,814	$(65,318)	$—	$(11,685)	$126,294	$289	$(145,075)	$—	$(18,492)
Class B
Shares	55	3	(301)	—	(243)	135	—	(400)	—	(265)
Amount	$697	$40	$(3,832)	$—	$(3,095)	$1,863	$—	$(5,415)	$—	$(3,552)
Class C
Shares	360	13	(645)	—	(272)	639	—	(739)	—	(100)
Amount	$4,539	$153	$(8,020)	$—	$(3,328)	$8,660	$—	$(9,817)	$—	$(1,157)
Class I
Shares	1,418	24	(660)	—	782	1,296	1	(668)	—	629
Amount	$19,351	$305	$(9,069)	$—	$10,587	$19,214	$22	$(9,508)	$—	$9,728
Class R3
Shares	675	10	(179)	—	506	599	—	(122)	—	477
Amount	$9,469	$127	$(2,479)	$—	$7,117	$9,023	$2	$(1,797)	$—	$7,228
Class R4
Shares	2,597	16	(550)	—	2,063	572	1	(230)	—	343
Amount	$37,052	$201	$(7,715)	$—	$29,538	$8,715	$9	$(3,459)	$—	$5,265
Class R5
Shares	1,277	27	(418)	—	886	1,388	—	(63)	—	1,325
Amount	$18,257	$354	$(6,071)	$—	$12,540	$20,727	$5	$(924)	$—	$19,808
Class Y
Shares	28,236	143	(5,362)	—	23,017	2,790	20	(7,209)	—	(4,399)
Amount	$390,431	$1,880	$(77,987)	$—	$314,324	$41,397	$312	$(108,455)	$—	$(66,746)
Total
Shares	38,291	457	(12,888)	—	25,860	15,920	41	(19,913)	—	(3,952)
Amount	$530,615	$5,874	$(180,491)	$—	$355,998	$235,893	$639	$(284,450)	$—	$(47,918)

23

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	73	$1,011
For the Year Ended October 31, 2011	94	$1,373

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

25

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$–	$–	$(0.15)	$14.49
B	12.56	0.07	0.74	0.81	(0.05)	–	–	(0.05)	13.32
C	12.37	0.07	0.72	0.79	(0.06)	–	–	(0.06)	13.10
I	13.65	0.22	0.80	1.02	(0.22)	–	–	(0.22)	14.45
R3	13.90	0.15	0.81	0.96	(0.16)	–	–	(0.16)	14.70
R4	14.07	0.21	0.80	1.01	(0.19)	–	–	(0.19)	14.89
R5	14.16	0.25	0.80	1.05	(0.23)	–	–	(0.23)	14.98
Y	14.20	0.19	0.89	1.08	(0.24)	–	–	(0.24)	15.04

For the Year Ended October 31, 2011 (E)
A	14.68	0.14	(1.14)	(1.00)	(0.01)	–	–	(0.01)	13.67
B	13.58	0.02	(1.04)	(1.02)	–	–	–	–	12.56
C	13.37	0.03	(1.03)	(1.00)	–	–	–	–	12.37
I	14.62	0.20	(1.15)	(0.95)	(0.02)	–	–	(0.02)	13.65
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	–	–	(0.01)	13.90
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	–	–	(0.02)	14.07
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	–	–	(0.02)	14.16
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	–	–	(0.03)	14.20

For the Year Ended October 31, 2010 (E)
A	12.62	0.07	2.14	2.21	(0.15)	–	–	(0.15)	14.68
B	11.65	(0.03)	1.97	1.94	(0.01)	–	–	(0.01)	13.58
C	11.46	(0.02)	1.94	1.92	(0.01)	–	–	(0.01)	13.37
I	12.59	0.13	2.12	2.25	(0.22)	–	–	(0.22)	14.62
R3	12.88	0.05	2.17	2.22	(0.15)	–	–	(0.15)	14.95
R4	12.98	0.08	2.22	2.30	(0.18)	–	–	(0.18)	15.10
R5	13.04	0.14	2.21	2.35	(0.24)	–	–	(0.24)	15.15
Y	13.07	0.14	2.22	2.36	(0.24)	–	–	(0.24)	15.19

For the Year Ended October 31, 2009 (E)
A	10.23	0.13	2.50	2.63	(0.24)	–	–	(0.24)	12.62
B	9.40	0.08	2.31	2.39	(0.14)	–	–	(0.14)	11.65
C	9.29	0.04	2.28	2.32	(0.15)	–	–	(0.15)	11.46
I	10.25	0.05	2.60	2.65	(0.31)	–	–	(0.31)	12.59
R3	10.51	0.08	2.56	2.64	(0.27)	–	–	(0.27)	12.88
R4	10.58	0.14	2.56	2.70	(0.30)	–	–	(0.30)	12.98
R5	10.60	0.08	2.66	2.74	(0.30)	–	–	(0.30)	13.04
Y	10.62	0.19	2.57	2.76	(0.31)	–	–	(0.31)	13.07

For the Year Ended October 31, 2008 (E)
A	21.79	0.19	(8.49)	(8.30)	(0.06)	(3.20)	–	(3.26)	10.23
B	20.34	0.07	(7.81)	(7.74)	–	(3.20)	–	(3.20)	9.40
C	20.16	0.08	(7.75)	(7.67)	–	(3.20)	–	(3.20)	9.29
I(F)	17.53	0.06	(7.34)	(7.28)	–	–	–	–	10.25
R3	22.33	0.18	(8.77)	(8.59)	(0.03)	(3.20)	–	(3.23)	10.51
R4	22.39	0.05	(8.59)	(8.54)	(0.07)	(3.20)	–	(3.27)	10.58
R5	22.45	0.25	(8.78)	(8.53)	(0.12)	(3.20)	–	(3.32)	10.60
Y	22.48	0.29	(8.81)	(8.52)	(0.14)	(3.20)	–	(3.34)	10.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 30, 2008.
(G)	Not annualized.
(H)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

7.28%		$264,957	1.36%		1.30%		1.30%		98%
6.46		9,358	2.44		2.05		0.55		–
6.48		32,044	2.06		2.05		0.56		–
7.68		31,190	0.97		0.97		1.60		–
7.05		18,786	1.52		1.50		1.10		–
7.40		42,803	1.20		1.20		1.45		–
7.67		35,803	0.91		0.90		1.73		–
7.83		467,786	0.79		0.79		1.34		–

(6.80)		261,920	1.34		1.30		0.96		122
(7.51)		11,877	2.33		2.05		0.16		–
(7.48)		33,621	2.04		2.04		0.19		–
(6.49)		18,801	0.97		0.97		1.39		–
(6.97)		10,727	1.54		1.50		0.89		–
(6.73)		11,406	1.23		1.20		1.12		–
(6.40)		21,285	0.94		0.90		1.22		–
(6.37)		114,791	0.82		0.82		1.38		–

17.56		310,049	1.47		1.42		0.54		106
16.70		16,434	2.44		2.19		(0.24)		–
16.72		37,671	2.16		2.15		(0.19)		–
18.01		10,933	1.08		1.08		1.02		–
17.28		4,413	1.63		1.59		0.38		–
17.76		7,066	1.29		1.27		0.63		–
18.12		2,704	0.99		0.97		1.04		–
18.20		189,576	0.90		0.90		1.05		–

26.36		207,600	1.65		1.42		1.20		168
25.85		17,390	2.74		1.84		0.85		–
25.38		28,852	2.34		2.23		0.45		–
26.81		2,230	1.25		1.23		0.51		–
25.94		466	1.85		1.82		0.72		–
26.42		1,769	1.38		1.38		1.29		–
26.67		210	1.09		1.09		0.62		–
26.94		133,962	0.96		0.96		1.73		–

(44.50)		151,147	1.47		1.47		1.23		150
(44.86)		17,068	2.45		2.11		0.50		–
(44.92)		23,743	2.20		2.20		0.54		–
(41.53	)(G)	143	1.00	(H)	1.00	(H)	1.19	(H)	–
(44.70)		74	1.99		1.79		1.13		–
(44.39)		1,003	1.52		1.52		0.54		–
(44.32)		10	1.10		1.10		1.57		–
(44.22)		71,555	0.94		0.94		1.74		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

28

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Opportunities Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,007.65	$6.56	$1,000.00	$1,018.60	$6.60	1.30%	184	366
Class B	$1,000.00	$1,003.77	$10.32	$1,000.00	$1,014.84	$10.38	2.05	184	366
Class C	$1,000.00	$1,003.83	$10.32	$1,000.00	$1,014.83	$10.38	2.05	184	366
Class I	$1,000.00	$1,009.78	$4.80	$1,000.00	$1,020.36	$4.82	0.95	184	366
Class R3	$1,000.00	$1,006.16	$7.57	$1,000.00	$1,017.59	$7.61	1.50	184	366
Class R4	$1,000.00	$1,008.12	$6.06	$1,000.00	$1,019.10	$6.10	1.20	184	366
Class R5	$1,000.00	$1,009.43	$4.55	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class Y	$1,000.00	$1,010.07	$3.89	$1,000.00	$1,021.27	$3.91	0.77	184	366

33

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Opportunities Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

36

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IO12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford International Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Small Company Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview  10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
International Small Company A#	9.56%	-3.09%	11.22%
International Small Company A##	3.54%	-4.18%	10.59%
International Small Company B#	8.72%	-3.71%	10.63%*
International Small Company B##	3.72%	-4.05%	10.63%*
International Small Company C#	8.69%	-3.82%	10.39%
International Small Company C##	7.69%	-3.82%	10.39%
International Small Company I#	10.08%	-2.69%	11.46%
International Small Company R3#	9.44%	-2.89%	11.57%
International Small Company R4#	9.81%	-2.75%	11.65%
International Small Company R5#	10.17%	-2.61%	11.73%
International Small Company Y#	10.14%	-2.59%	11.74%
S&P EPAC SmallCap Index	5.92%	-4.38%	12.05%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Small Company Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Daniel Maguire, CFA	Simon H. Thomas
Director and Equity Research Analyst	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 9.56%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the S&P EPAC SmallCap Index, which returned 5.92% for the same period. The Fund underperformed the 10.50% return of the average fund in the Lipper International Small/Mid Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Within the benchmark, the Consumer Staples (+15%), Telecommunication Services (+15%), and Health Care (+15%) sectors gained the most during the period. Materials (-4%), Energy (-3%), and Information Technology (+3%) lagged on a relative basis.

The Fund’s stock selection, which was positive in six of the ten broad economic sectors of the market, contributed positively to benchmark-relative performance. Stock selection was strongest within in the Consumer Discretionary, Consumer Staples, and Energy sectors and was weakest within the Materials, Information Technology, and Utilities sectors. Sector allocation, a fall-out of the bottom-up stock selection process, moderately detracted from the Fund’s relative performance, in part due to an overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and an underweight to Financials.

Top contributors to absolute and relative returns were Cosmos Pharmaceuticals (Consumer Staples), Techtronic Industries (Consumer Discretionary), and Babcock International (Industrials). Shares of Cosmos Pharmaceuticals, a Japan-based drug store chain, outperformed during the period as the company delivered results and earnings guidance that beat expectations. Techtronic Industries, a Hong Kong-based manufacturer of electrical and electronic products, also outperformed on signs of growing revenues and profits. Shares of Babcock, a U.K.-based company that offers engineering support services mainly to public/government sector institutions, performed strongly over the period based on stable results, success across diverse business segments, and an improved outlook on defense spending.

The largest detractors from absolute and relative performance during the period were Cyber Agent (Consumer Discretionary), DeNA (Information Technology), and Thomas Cook Group (Consumer Discretionary). Shares of Cyber Agent, a Japanese developer, publisher and distributor of interactive entertainment for PCs, handheld and wireless devices, underperformed due to disappointing earnings results driven by lower-than-expected social game growth. Shares of DeNA, a Japan-based social media and internet marketing service company, underperformed due to regulatory uncertainties facing the social network services game platform providers in Japan. Thomas Cook Group is a U.K.-based travel agent with a pan-European customer base. The stock dropped over the period as European consumer spending on travel declined and the company issued a profit warning and went to its banks for additional capital, generating concern over the company’s debt levels.

What is the outlook?

We continue to focus our research at the individual company level where we seek good business models at attractive valuations which we believe the market is under appreciating. Portfolio holdings are intended to represent a diversified mixture of relatively inexpensive companies with above average growth possessing what we believe to be strong market positions, skilled management teams, and solid balance sheets. Many of the stocks we own remain structural

3

The Hartford International Small Company Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

growth stories that we believe should be less correlated to short term Gross Domestic Product growth and are well-positioned to perform across a number of different economic scenarios.

At the end of the period, we were most overweight in the Consumer Discretionary, Energy, and Industrials sectors and most underweight in Financials, Materials, and Utilities relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to Europe. This was offset by overweight positions in Emerging Markets and Japan.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.7%
Capital Goods (Industrials)	17.2
Commercial and Professional Services (Industrials)	6.7
Consumer Durables and Apparel (Consumer Discretionary)	8.9
Consumer Services (Consumer Discretionary)	4.0
Diversified Financials (Financials)	7.9
Energy (Energy)	7.6
Food and Staples Retailing (Consumer Staples)	3.3
Food, Beverage and Tobacco (Consumer Staples)	0.7
Health Care Equipment and Services (Health Care)	5.4
Household and Personal Products (Consumer Staples)	0.9
Materials (Materials)	5.8
Media (Consumer Discretionary)	1.8
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	3.3
Real Estate (Financials)	2.7
Retailing (Consumer Discretionary)	9.7
Semiconductors and Semiconductor Equipment (Information Technology)	1.2
Software and Services (Information Technology)	3.9
Technology Hardware and Equipment (Information Technology)	1.9
Transportation (Industrials)	3.8
Short-Term Investments	0.9
Other Assets and Liabilities	(0.3)
Total	100.0%

Currency Concentration of Securities

as of October 31, 2012

Percentage of
Description	Net Assets
Australian Dollar	8.0%
Brazilian Real	1.0
British Pound	17.9
Danish Kroner	1.6
Euro	25.9
Hong Kong Dollar	3.6
Japanese Yen	31.5
Norwegian Krone	2.8
Republic of Korea Won	1.5
Singapore Dollar	0.7
Swedish Krona	0.9
Swiss Franc	2.0
United States Dollar	2.9
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford International Small Company Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.4%
	Australia - 8.0%
588	Boral Ltd.	$2,190
23	Cochlear Ltd.	1,673
159	Domino's Pizza Enterprises Ltd.	1,560
371	Karoon Gas Australia Ltd. ●	2,141
54	Monadelphous Group Ltd.	1,172
608	NRW Holdings Ltd.	1,290
499	SAI Global Ltd.	2,102
184	Seek Ltd.	1,273
98	Sims Metal Management Ltd.	954
459	Skilled Group Ltd.	1,266
552	Whitehaven Coal Ltd.	1,744
69	WorleyParsons Ltd.	1,763
		19,128
	Austria - 3.0%
62	Andritz AG	3,765
24	Schoeller-Bleckmann Oilfield Equipment AG	2,343
107	Zumbotel AG	1,143
		7,251
	Belgium - 2.3%
37	CFE	1,807
75	D'ieteren S.A.	3,623
		5,430
	Brazil - 1.0%
128	Arezzo Industria e Comercio S.A.	2,292

	China - 0.6%
599	Golden Eagle Retail Group Ltd.	1,308

	Denmark - 1.6%
113	DSV A/S	2,541
13	Rockwool International A/S Class B	1,193
		3,734
	Finland - 1.7%
45	Nokian Rendaat Oyj	1,862
117	Tikkurila Oyj	2,225
		4,087
	France - 5.6%
17	Bollore S.A.	5,128
44	Eurazeo	2,019
46	Imerys S.A.	2,589
22	Vallourec S.A.	889
30	Wendel S.A.	2,624
		13,249
	Germany - 4.6%
10	Delticom AG	557
96	Gildemeister	1,790
47	MTU Aero Engines Holdings AG	3,953
41	Rheinmetall AG	1,938
67	STRATEC Biomedical AG	2,812
		11,050
	Hong Kong - 3.0%
114	ASM Pacific Technology Ltd.	1,263
1,792	Daphne International Holdings Ltd.	2,153
3,642	Microport Scientific Corp.	1,868
935	Techtronic Industries Co., Ltd.	1,772
		7,056
	Italy - 5.6%
103	Brunello Cucinelli S.p.A. ●	1,821
1,465	Immobiliare Grande Distribuzione	1,512
181	Pirelli & Co. S.p.A.	2,105
333	Safilo Group S.p.A.	2,814
98	Salvatore Ferragamo Italia S.p.A.	1,989
202	Yoox S.p.A. ●	3,057
		13,298
	Japan - 31.5%
78	Acom Co., Ltd.	2,290
356	Amada Co., Ltd.	1,808
76	Benesse Holdings, Inc.	3,651
40	Cosmos Pharmaceutical Corp.	3,935
1	CyberAgent, Inc.	2,638
30	Disco Corp.	1,490
76	Don Quijote Co.	2,991
265	Fuji Heavy Industries Ltd.	2,555
475	Hino Motors Ltd.	3,672
69	Hoshizaki Electric Co., Ltd.	1,868
54	IBJ Leasing Co., Ltd.	1,373
919	Ihi Corp.	1,935
50	Japan Petroleum Exploration Co., Ltd.	1,875
232	Japan Steel Works Ltd.	1,375
98	Kakaku.com, Inc.	3,338
9	Kenedix, Inc. ●	1,192
117	Konami Corp.	2,688
268	Makino Milling Machine Co.	1,260
156	Matsui Securities Co., Ltd.	1,049
1	Message Co., Ltd.	2,368
259	Mitsubishi Gas Chemical Co.	1,280
24	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,035
185	Mori Seiki Co., Ltd.	1,156
471	Nihon Nohyaku Co., Ltd.	2,089
354	Nikkiso Co., Ltd.	4,227
46	Pigeon Corp.	2,120
37	Sanrio Co., Ltd.	1,231
129	Sega Sammy Holdings, Inc.	2,424
362	Shionogi & Co., Ltd.	6,015
119	Square Enix Holdings Co., Ltd.	1,673
62	Yamato Kogyo Co.	1,742
283	Yaskawa Electric Corp.	2,028
214	Yokogawa Electric Corp.	2,437
		74,808
	Luxembourg - 1.6%
136	AZ Electronic Materials S.A.	780
172	Reinet Investments S.A. ●	3,111
		3,891
	Netherlands - 1.6%
20	HAL Trust	2,275
76	InterXion Holding N.V. ●	1,624
		3,899
	Norway - 2.8%
163	Kongsberg Gruppen ASA	3,140
210	Petroleum Geo-Services ASA	3,626
		6,766
	Panama - 0.6%
16	Copa Holdings S.A. Class A	1,457

	Russia - 0.7%
179	O'Key Group S.A. GDR ■	1,734

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.4% - (continued)
	Singapore - 0.7%
1,603	Indofood Agri Resources Ltd.		$1,649

	South Korea - 1.5%
8	CJ O Shopping Co., Ltd.		1,839
12	Green Cross Corp.		1,741
			3,580
	Spain - 0.9%
350	Distribuidora Internacional De Alimentacion S.A.		2,122

	Sweden - 0.9%
82	Electrolux Ab Series B		2,096

	Switzerland - 2.0%
37	Dufry Group ●		4,658

	United Kingdom - 17.6%
319	Babcock International Group plc		5,046
40	Berkeley (The) Group Holdings plc ●		972
241	Chemring Group plc		1,223
164	De La Rue plc		2,803
1,266	Debenhams plc		2,450
345	Direct Line Insurance Group plc ●		1,084
287	Domino's Pizza Group plc		2,344
1,699	Hansteen Holdings plc		2,044
1,325	Hays plc		1,747
110	Hunting plc		1,327
289	IG Group Holdings plc		2,038
271	Informa plc		1,756
251	James Fisher & Sons plc		3,165
122	Kier Group plc		2,541
344	Mears Group plc		1,634
296	Mothercare plc		1,326
217	Persimmon plc		2,796
255	Savills plc		1,664
491	Tui Travel plc		1,992
69	Ultra Electronics Holdings plc		1,900
			41,852
	Total common stocks
	(cost $219,209)		$236,395

	Total long-term investments
	(cost $219,209)		$236,395

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $370,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $378)
$370	0.30%, 10/31/2012		$370
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $151, collateralized by FHLMC
 2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
 - 6.09%, 2015 - 2041, GNMA 5.00%, 2039 -
2040, U.S. Treasury Note 0.63%, 2017,
	value of $154)
151	0.25%, 10/31/2012		151
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $259, collateralized by FNMA 2.50%, 2027, value of $264)
259	0.35%, 10/31/2012		259
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $99, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $100)
99	0.35%, 10/31/2012		99
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $457, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $466)
457	0.28%, 10/31/2012		457
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$580, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $591)
580	0.25%, 10/31/2012		580
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $3, collateralized by U.S. Treasury Note 8.13%, 2019, value of $3)
3	0.25%, 10/31/2012		3
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $134, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $137)
134	0.30%, 10/31/2012		134
			2,053
	Total short-term investments
	(cost $2,053)		$2,053

	Total investments
	(cost $221,262) ▲	100.3%	$238,448
	Other assets and liabilities	(0.3)%	(639)
	Total net assets	100.0%	$237,809

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $224,332 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$30,569
Unrealized Depreciation	(16,453)
Net Unrealized Appreciation	$14,116

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $1,734, which represents 0.7% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Buy	11/01/2012	DEUT	$189	$189	$–
EUR	Buy	11/02/2012	GSC	365	365	–
EUR	Sell	11/05/2012	GSC	1,066	1,066	–
GBP	Buy	11/01/2012	JPM	419	422	3
JPY	Buy	11/01/2012	SSG	540	539	(1)
						$2

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	EURO
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$19,128	$–	$19,128	$–
Austria	7,251	–	7,251	–
Belgium	5,430	5,430	–	–
Brazil	2,292	2,292	–	–
China	1,308	–	1,308	–
Denmark	3,734	–	3,734	–
Finland	4,087	–	4,087	–
France	13,249	5,128	8,121	–
Germany	11,050	–	11,050	–
Hong Kong	7,056	–	7,056	–
Italy	13,298	–	13,298	–
Japan	74,808	–	74,808	–
Luxembourg	3,891	3,111	780	–
Netherlands	3,899	1,624	2,275	–
Norway	6,766	3,140	3,626	–
Panama	1,457	1,457	–	–
Russia	1,734	1,734	–	–
Singapore	1,649	–	1,649	–
South Korea	3,580	–	3,580	–
Spain	2,122	–	2,122	–
Sweden	2,096	–	2,096	–
Switzerland	4,658	–	4,658	–
United Kingdom	41,852	8,873	32,979	–
Total	236,395	32,789	203,606	–
Short-Term Investments	2,053	–	2,053	–
Total	$238,448	$32,789	$205,659	$–
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–

♦	For the year ended October 31, 2012, investments valued at $6,008 were transferred from Level 1 to Level 2, and investments valued at $11,388 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $221,262)	$238,448
Cash	30
Foreign currency on deposit with custodian (cost $52)	52
Unrealized appreciation on foreign currency contracts	3
Receivables:
Investment securities sold	1,066
Fund shares sold	92
Dividends and interest	808
Other assets	41
Total assets	240,540
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	1,515
Fund shares redeemed	1,113
Investment management fees	47
Administrative fees	—
Distribution fees	6
Accrued expenses	49
Total liabilities	2,731
Net assets	$237,809
Summary of Net Assets:
Capital stock and paid-in-capital	$268,659
Undistributed net investment income	1,292
Accumulated net realized loss	(49,312)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	17,170
Net assets	$237,809

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.14/$13.90
Shares outstanding	3,585
Net assets	$47,109
Class B: Net asset value per share	$12.47
Shares outstanding	399
Net assets	$4,973
Class C: Net asset value per share	$12.26
Shares outstanding	705
Net assets	$8,647
Class I: Net asset value per share	$13.09
Shares outstanding	671
Net assets	$8,781
Class R3: Net asset value per share	$13.24
Shares outstanding	325
Net assets	$4,297
Class R4: Net asset value per share	$13.29
Shares outstanding	136
Net assets	$1,802
Class R5: Net asset value per share	$13.34
Shares outstanding	12
Net assets	$164
Class Y: Net asset value per share	$13.34
Shares outstanding	12,147
Net assets	$162,036

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$4,694
Interest	9
Less: Foreign tax withheld	(420)
Total investment income	4,283

Expenses:
Investment management fees	1,812
Administrative services fees	8
Transfer agent fees	236
Distribution fees
Class A	117
Class B	54
Class C	87
Class R3	16
Class R4	3
Custodian fees	26
Accounting services fees	36
Registration and filing fees	96
Board of Directors' fees	5
Audit fees	18
Other expenses	36
Total expenses (before waivers and fees paid indirectly)	2,550
Expense waivers	(19)
Transfer agent fee waivers	(48)
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(68)
Total expenses, net	2,482
Net Investment Income	1,801
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	2,757
Net realized loss on foreign currency contracts	(79)
Net realized loss on other foreign currency transactions	(38)
Net Realized Gain on Investments and Foreign Currency Transactions	2,640
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	20,504
Net unrealized appreciation of foreign currency contracts	24
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(36)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	20,492
Net Gain on Investments and Foreign Currency Transactions	23,132
Net Increase in Net Assets Resulting from Operations	$24,933

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,801	$1,504
Net realized gain on investments and foreign currency transactions	2,640	20,148
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	20,492	(27,480)
Net Increase (Decrease) In Net Assets Resulting From Operations	24,933	(5,828)
Distributions to Shareholders:
From net investment income
Class A	(135)	(535)
Class B	—	(22)
Class C	—	(37)
Class I	(68)	(133)
Class R3	(10)	(2)
Class R4	(4)	(1)
Class R5	(1)	(2)
Class Y	(977)	(1,690)
Total distributions	(1,195)	(2,422)
Capital Share Transactions:
Class A	(7,675)	(448)
Class B	(1,628)	(1,437)
Class C	(1,454)	(1,280)
Class I	708	57
Class R3	1,900	2,110
Class R4	1,305	251
Class R5	25	6
Class Y	39,243	(1,395)
Net increase (decrease) from capital share transactions	32,424	(2,136)
Net Increase (Decrease) In Net Assets	56,162	(10,386)
Net Assets:
Beginning of period	181,647	192,033
End of period	$237,809	$181,647
Undistributed (distribution in excess of) net investment income (loss)	$1,292	$413

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

16

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(79)	$—	$—	$—	$—	$(79)
Total	$—	$(79)	$—	$—	$—	$—	$(79)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$24	$—	$—	$—	$—	$24
Total	$—	$24	$—	$—	$—	$—	$24

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,195	$2,422

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,791
Accumulated Capital Losses *	(47,740)
Unrealized Appreciation †	14,099
Total Accumulated Deficit	$(30,850)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$273
Accumulated Net Realized Gain (Loss)	(273)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$936
2017	46,804
Total	$47,740

During the year ended October 31, 2012, the Fund utilized $736 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.55%
Class B	2.30
Class C	2.30
Class I	1.05
Class R3	1.65
Class R4	1.35
Class R5	1.05
Class Y	1.00

20

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $74 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $8.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	10	3%
Class R4	10	7
Class R5	10	83

21

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

As of October 31, 2012, 56% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$153,509
Sales Proceeds Excluding U.S. Government Obligations	120,097

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	484	12	(1,137)	—	(641)	1,075	40	(1,150)	—	(35)
Amount	$5,821	$131	$(13,627)	$—	$(7,675)	$14,062	$515	$(15,025)	$—	$(448)
Class B
Shares	8	—	(149)	—	(141)	33	2	(151)	—	(116)
Amount	$93	$—	$(1,721)	$—	$(1,628)	$413	$21	$(1,871)	$—	$(1,437)
Class C
Shares	60	—	(190)	—	(130)	128	3	(238)	—	(107)
Amount	$688	$—	$(2,142)	$—	$(1,454)	$1,570	$34	$(2,884)	$—	$(1,280)
Class I
Shares	123	2	(63)	—	62	225	3	(234)	—	(6)
Amount	$1,433	$18	$(743)	$—	$708	$2,950	$33	$(2,926)	$—	$57
Class R3
Shares	218	1	(64)	—	155	226	—	(66)	—	160
Amount	$2,671	$10	$(781)	$—	$1,900	$2,959	$2	$(851)	$—	$2,110
Class R4
Shares	130	—	(23)	—	107	24	—	(5)	—	19
Amount	$1,580	$4	$(279)	$—	$1,305	$317	$1	$(67)	$—	$251
Class R5
Shares	2	—	—	—	2	—	—	—	—	—
Amount	$24	$1	$—	$—	$25	$4	$2	$—	$—	$6
Class Y
Shares	6,223	88	(2,777)	—	3,534	1,551	130	(1,806)	—	(125)
Amount	$73,002	$977	$(34,736)	$—	$39,243	$20,060	$1,690	$(23,145)	$—	$(1,395)
Total
Shares	7,248	103	(4,403)	—	2,948	3,262	178	(3,650)	—	(210)
Amount	$85,312	$1,141	$(54,029)	$—	$32,424	$42,335	$2,298	$(46,769)	$—	$(2,136)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	31	$380
For the Year Ended October 31, 2011	27	$358

22

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

23

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

24

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25

The Hartford International Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$–	$–	$(0.03)	$13.14
B	11.47	(0.03)	1.03	1.00	–	–	–	–	12.47
C	11.28	(0.02)	1.00	0.98	–	–	–	–	12.26
I	12.00	0.13	1.06	1.19	(0.10)	–	–	(0.10)	13.09
R3	12.16	0.08	1.06	1.14	(0.06)	–	–	(0.06)	13.24
R4	12.20	0.12	1.06	1.18	(0.09)	–	–	(0.09)	13.29
R5	12.22	0.14	1.08	1.22	(0.10)	–	–	(0.10)	13.34
Y	12.23	0.13	1.09	1.22	(0.11)	–	–	(0.11)	13.34

For the Year Ended October 31, 2011 (E)
A	12.56	0.07	(0.47)	(0.40)	(0.13)	–	–	(0.13)	12.03
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	–	–	(0.03)	11.47
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	–	–	(0.04)	11.28
I	12.53	0.12	(0.46)	(0.34)	(0.19)	–	–	(0.19)	12.00
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	–	–	(0.15)	12.16
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	–	–	(0.16)	12.20
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	–	–	(0.19)	12.22
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	–	–	(0.19)	12.23

For the Year Ended October 31, 2010 (E)
A	10.74	0.02	1.92	1.94	(0.12)	–	–	(0.12)	12.56
B	10.28	(0.07)	1.84	1.77	(0.08)	–	–	(0.08)	11.97
C	10.10	(0.07)	1.80	1.73	(0.05)	–	–	(0.05)	11.78
I	10.70	0.07	1.91	1.98	(0.15)	–	–	(0.15)	12.53
R3(F)	10.20	–	2.52	2.52	–	–	–	–	12.72
R4(F)	10.20	0.02	2.52	2.54	–	–	–	–	12.74
R5(F)	10.20	0.04	2.51	2.55	–	–	–	–	12.75
Y	10.89	0.07	1.96	2.03	(0.16)	–	–	(0.16)	12.76

For the Year Ended October 31, 2009
A	7.45	0.08	3.21	3.29	–	–	–	–	10.74
B	7.16	0.02	3.10	3.12	–	–	–	–	10.28
C	7.06	(0.01)	3.05	3.04	–	–	–	–	10.10
I	7.47	0.06	3.23	3.29	(0.06)	–	–	(0.06)	10.70
Y	7.60	0.09	3.27	3.36	(0.07)	–	–	(0.07)	10.89

For the Year Ended October 31, 2008 (E)
A	17.99	0.10	(8.53)	(8.43)	(0.16)	(1.95)	–	(2.11)	7.45
B	17.35	0.02	(8.20)	(8.18)	(0.06)	(1.95)	–	(2.01)	7.16
C	17.16	–	(8.08)	(8.08)	(0.07)	(1.95)	–	(2.02)	7.06
I	18.02	0.11	(8.48)	(8.37)	(0.23)	(1.95)	–	(2.18)	7.47
Y	18.26	0.18	(8.66)	(8.48)	(0.23)	(1.95)	–	(2.18)	7.60

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.56%		$47,109	1.61%		1.55%		0.59%		61%
8.72		4,973	2.62		2.30		(0.20)		–
8.69		8,647	2.37		2.30		(0.17)		–
10.08		8,781	1.06		1.05		1.12		–
9.44		4,297	1.71		1.65		0.62		–
9.81		1,802	1.41		1.35		0.95		–
10.17		164	1.15		1.05		1.15		–
10.14		162,036	1.01		1.00		1.11		–

(3.28)		50,854	1.59		1.55		0.51		69
(3.91)		6,188	2.55		2.30		(0.29)		–
(3.93)		9,420	2.34		2.30		(0.27)		–
(2.82)		7,309	1.09		1.07		0.94		–
(3.31)		2,065	1.71		1.65		0.73		–
(3.10)		356	1.44		1.35		0.90		–
(2.77)		126	1.12		1.05		0.99		–
(2.72)		105,329	1.02		1.00		1.03		–

18.22		53,514	1.63		1.57		0.14		97
17.28		7,850	2.60		2.32		(0.63)		–
17.23		11,103	2.37		2.32		(0.62)		–
18.76		7,698	1.08		1.08		0.63		–
24.71	(G)	125	1.73	(H)	1.65	(H)	0.08	(H)	–
24.90	(G)	125	1.43	(H)	1.36	(H)	0.38	(H)	–
25.00	(G)	125	1.12	(H)	1.06	(H)	0.68	(H)	–
18.83		111,493	1.02		1.02		0.68		–

44.16		53,517	1.81		1.39		0.64		151
43.58		8,798	2.89		1.80		0.25		–
43.06		11,713	2.55		2.14		(0.10)		–
44.32		7,255	1.09		1.09		0.59		–
44.48		85,937	1.05		1.05		1.06		–

(52.67)		48,739	1.52		1.52		0.79		121
(52.96)		7,392	2.53		2.13		0.18		–
(53.00)		10,563	2.28		2.28		0.02		–
(52.43)		1,497	1.16		1.16		1.23		–
(52.32)		55,020	1.01		1.01		1.36		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

28

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Small Company Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.11	$7.89	$1,000.00	$1,017.29	$7.91	1.56%	184	366
Class B	$1,000.00	$1,008.90	$11.66	$1,000.00	$1,013.52	$11.69	2.31	184	366
Class C	$1,000.00	$1,009.05	$11.67	$1,000.00	$1,013.52	$11.69	2.31	184	366
Class I	$1,000.00	$1,015.52	$5.32	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class R3	$1,000.00	$1,012.23	$8.35	$1,000.00	$1,016.83	$8.37	1.65	184	366
Class R4	$1,000.00	$1,013.73	$6.85	$1,000.00	$1,018.34	$6.86	1.35	184	366
Class R5	$1,000.00	$1,015.99	$5.33	$1,000.00	$1,019.85	$5.34	1.05	184	366
Class Y	$1,000.00	$1,015.99	$5.07	$1,000.00	$1,020.11	$5.08	1.00	184	366

33

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Small Company Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 3- and 5-year periods and that its performance was in line with the peer group for the 1-year period. The Board also noted that the Fund’s performance was in line with the benchmark for the 1-, 3- and 5-year periods. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses. The Board also noted the decrease in the Fund’s assets.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-ISC12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford International Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Value Fund inception 05/28/2010

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 5/28/10 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
International Value A#	5.68%	8.51%
International Value A##	-0.13%	6.01%
International Value C#	5.00%	7.78%
International Value C##	4.00%	7.78%
International Value I#	6.14%	8.92%
International Value R3#	5.47%	8.25%
International Value R4#	5.80%	8.57%
International Value R5#	6.15%	8.91%
International Value Y#	6.32%	9.07%
MSCI EAFE Value Index	5.14%	7.14%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Class C reflects a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Value Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Theodore B.P. Jayne, CFA
Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 5.68%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming the benchmark, the MSCI EAFE Value Index, which returned 5.14% for the same period. The Fund underperformed the 5.88% return of the average fund in the Lipper International Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period. Within the benchmark, seven of ten sectors posted positive returns for the period.

Within the index, the Health Care (+16%), Financials (+13%), and Consumer Staples (+4%) sectors gained the most during the period. Information Technology (-21%), Telecommunication Services (-8%), and Utilities (-2%) lagged.

Security selection, which was strongest in the Information Technology, Energy, and Utilities sectors, contributed positively to benchmark-relative performance. This was partially offset by weaker stock selection in the Materials and Health Care sectors. Sector positioning, which is a result of bottom-up stock selection decisions, detracted from benchmark-relative returns during the period, primarily due to the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and underweight to Financial Services.

Among the top contributors to benchmark-relative returns were SABESP (Utilities), Telefonica (Telecommunication Services), and Caltex Australia (Energy). Shares of SABESP, a Brazilian water utility company in the state of Sao Paolo, rose as a result of upgrades to water regulation, which we expect to result in a meaningful improvement in earnings at SABESP. Shares of Telefonica, a Spain-based company that provides public and private telecommunication, media and entertainment services, moved lower on disappointing quarterly results. Not owning Telefonica, which is a component of the benchmark, was additive to benchmark-relative returns. Shares of Caltex Australia, an Australia-based company engaged in the purchase, refining, distribution and market of petroleum products, moved higher as the company is going through the process of shedding its loss making refining assets in Australia. This will result in a leaner, higher return, retail focused model that we believe will result in a higher valuation for the company. Top absolute (i.e. total return) contributors for the period included Swiss Re (Financials) and ING Groep (Financials).

Zhongsheng Group (Consumer Discretionary), Canon (Information Technology) and Infineon Technology (Information Technology) were the largest detractors from benchmark-relative returns. Shares of Zhongsheng Group, a Chinese auto dealer with a mix of luxury and mid-high brands, moved lower due to concerns of near-term weakness in the overall Chinese car market. Shares of Canon, a Japan-based manufacturing company, fell as investors began to worry about the yen and a consumer slowdown in China, which has become an important market for Canon. Shares of Infineon Technology, a German-based semiconductor company whose technology is used in automotive and industrial products, experienced underperformance due to lower margins as a result of the short-term cyclical downturn of the company’s end markets and increased investment spending to support longer-term structural growth in its business. Our position in DeNA (Information Technology) was among the top detractors to absolute performance.

What is the outlook?

Against this backdrop we have maintained our sector positioning for the most part, favoring Consumer Discretionary and Staples and Information Technology names

3

The Hartford International Value Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

at the expense of Financial, Utilities and Industrial companies. We believe that the companies in the first two sectors generally have better balance sheets, better growth prospects, higher returns and better valuations. These sectors are also more economically exposed, so we may experience some negative volatility as markets adjust to the new economic reality of low growth, capital constraints, and increased government participation in the private sector. We feel consumer and information technology companies will remain more immune from the stifling hand of government regulation and bureaucratic tinkering. We have grown cautious on materials companies, as China, formerly the big growth driver for commodities consumption, focuses on the consumer economy and moves away from fixed asset investment.

As a result of bottom-up stock selection we ended the period most overweight in the Consumer Discretionary, Information Technology, and Consumer Staples sectors and most underweight in the Financials, Utilities, and Industrials sectors.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	8.0%
Banks (Financials)	12.1
Capital Goods (Industrials)	1.9
Commercial and Professional Services (Industrials)	1.7
Consumer Durables and Apparel (Consumer Discretionary)	2.7
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	5.7
Energy (Energy)	10.8
Food and Staples Retailing (Consumer Staples)	2.2
Food, Beverage and Tobacco (Consumer Staples)	4.7
Insurance (Financials)	6.6
Materials (Materials)	3.0
Media (Consumer Discretionary)	1.2
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.1
Real Estate (Financials)	6.1
Retailing (Consumer Discretionary)	2.4
Semiconductors and Semiconductor Equipment (Information Technology)	4.2
Software and Services (Information Technology)	4.4
Technology Hardware and Equipment (Information Technology)	2.0
Telecommunication Services (Services)	6.6
Transportation (Industrials)	0.6
Short-Term Investments	1.8
Other Assets and Liabilities	1.3
Total	100.0%

4

The Hartford International Value Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9%
	Australia - 6.8%
48	Caltex Australia Ltd.	$842
147	Qantas Airways Ltd. ●	203
224	Westfield Retail Trust REIT ‡	720
24	Westpac Banking Corp.	632
		2,397
	Canada - 6.0%
8	Barrick Gold Corp. ‡	304
15	Imperial Oil Ltd.	663
16	Pacific Rubiales Energy Corp.	371
5	Potash Corp. of Saskatchewan, Inc.	186
15	Thomson Reuters Corp.	411
6	Tourmaline Oil Corp. ●	192
		2,127
	China - 1.1%
16	Ctrip.com International Ltd. ADR ●	312
72	Dongfeng Motor Group Co., Ltd.	89
		401
	France - 7.6%
15	BNP Paribas	779
4	Christian Dior	560
5	Michelin (C.G.D.E.) Class B	407
7	Sanofi-Aventis S.A.	625
10	Societe Generale Class A	305
		2,676
	Germany - 8.5%
7	Continental AG	684
21	GEA Group AG	662
10	GSW Immobilien AG	393
6	Hannover Rueckversicherung AG	391
41	Infineon Technologies AG	279
8	SAP AG	597
		3,006
	Hong Kong - 2.9%
535	Baoxin Automotive Group Ltd. ●	382
12	China Mobile Ltd. ADR	659
		1,041
	Israel - 0.8%
6	Check Point Software Technologies Ltd. ADR ●	281

	Italy - 1.2%
18	Eni S.p.A.	406

	Japan - 19.1%
22	Canon, Inc.	699
6	Daito Trust Construction Co., Ltd.	636
12	Don Quijote Co.	453
10	Eisai Co., Ltd.	454
75	Fuji Heavy Industries Ltd.	723
173	Isuzu Motors Ltd.	915
23	Japan Tobacco, Inc.	630
17	Konami Corp.	393
84	Mitsubishi UFJ Financial Group, Inc.	380
281	Shinsei Bank Ltd.	412
12	SoftBank Corp.	376
12	Sugi Holdings Co., Ltd.	423
1	Yahoo Japan Corp.	285
		6,779
	Netherlands - 5.1%
15	ASML Holding N.V.	810
113	ING Groep N.V. ●	1,003
		1,813
	Norway - 3.1%
56	Telenor ASA	1,099

	Philippines - 1.1%
878	Robinsons Land Corp.	405

	Spain - 2.0%
35	Repsol S.A.	694

	Sweden - 0.6%
12	Tele2 Ab Class B	194

	Switzerland - 11.0%
26	Credit Suisse Group AG	595
10	Novartis AG	600
6	Roche Holding AG	1,152
16	Swiss Re Ltd.	1,140
28	UBS AG ☼	420
		3,907
	Taiwan - 1.2%
26	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	413

	United Kingdom - 18.8%
66	Amlin plc	398
8	Aon plc	421
8	AstraZeneca plc	391
38	Babcock International Group plc	603
15	BG Group plc	281
54	BP plc	387
14	Diageo Capital plc	404
139	HSBC Holdings plc	1,370
17	Imperial Tobacco Group plc	634
32	Persimmon plc	416
12	Rio Tinto plc	590
17	Standard Chartered plc	404
72	Tesco plc	372
		6,671
	Total common stocks
	(cost $31,587)	$34,310

	Total long-term investments
	(cost $31,587)	$34,310

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $115,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $118)
$115	0.30%, 10/31/2012	$115

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.8% - (continued)
	Repurchase Agreements - 1.8% - (continued)
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $47, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $48)
$47	0.25%, 10/31/2012		$47
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $81, collateralized by FNMA 2.50%, 2027, value of $82)
81	0.35%, 10/31/2012		81
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $31, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $31)
31	0.35%, 10/31/2012		31
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $143, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $145)
142	0.28%, 10/31/2012		142
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$181, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $184)
181	0.25%, 10/31/2012		181
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 8.13%, 2019, value of $1)
1	0.25%, 10/31/2012		1
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $42, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $43)
42	0.30%, 10/31/2012		42
			640
	Total short-term investments
	(cost $640)		$640

	Total investments
	(cost $32,227)	98.7%	$34,950
	Other assets and liabilities	1.3%	465
	Total net assets	100.0%	$35,415

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $33,040 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,330
Unrealized Depreciation	(1,420)
Net Unrealized Appreciation	$1,910

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $386 at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

						Unrealized
						Appreciation/
Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	(Depreciation)
CHF	Buy	11/02/2012	JPM	$384	$387	$3
EUR	Buy	11/21/2012	CBK	373	381	8
EUR	Buy	11/21/2012	RBC	1,137	1,186	49
EUR	Sell	11/05/2012	GSC	566	566	—
EUR	Sell	11/21/2012	UBS	787	787	—
GBP	Buy	11/05/2012	RBC	270	270	—
GBP	Sell	11/01/2012	JPM	127	128	(1)
GBP	Sell	11/02/2012	MSC	176	177	(1)
HKD	Sell	11/02/2012	MSC	52	52	—
HKD	Sell	11/01/2012	SSG	64	64	—
						$58

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
CHF	Swiss Franc
EUR	EURO
GBP	British Pound
HKD	Hong Kong Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$2,397	$–	$2,397	$–
Canada	2,127	2,127	–	–
China	401	312	89	–
France	2,676	–	2,676	–
Germany	3,006	–	3,006	–
Hong Kong	1,041	659	382	–
Israel	281	281	–	–
Italy	406	–	406	–
Japan	6,779	–	6,779	–
Netherlands	1,813	–	1,813	–
Norway	1,099	–	1,099	–
Philippines	405	–	405	–
Spain	694	–	694	–
Sweden	194	–	194	–
Switzerland	3,907	–	3,907	–
Taiwan	413	413	–	–
United Kingdom	6,671	421	6,250	–
Total	34,310	4,213	30,097	–
Short-Term Investments	640	–	640	–
Total	$34,950	$4,213	$30,737	$–
Foreign Currency Contracts*	60	–	60	–
Total	$60	$–	$60	$–
Liabilities:
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $32,227)	$34,950
Cash	7
Unrealized appreciation on foreign currency contracts	60
Receivables:
Investment securities sold	988
Fund shares sold	52
Dividends and interest	145
Other assets	68
Total assets	36,270
Liabilities:
Unrealized depreciation on foreign currency contracts	2
Payables:
Investment securities purchased	745
Fund shares redeemed	83
Investment management fees	7
Administrative fees	—
Distribution fees	1
Accrued expenses	17
Total liabilities	855
Net assets	$35,415
Summary of Net Assets:
Capital stock and paid-in-capital	$49,746
Undistributed net investment income	2,207
Accumulated net realized loss	(19,317)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,779
Net assets	$35,415

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.83/$12.52
Shares outstanding	349
Net assets	$4,126
Class C: Net asset value per share	$11.75
Shares outstanding	77
Net assets	$901
Class I: Net asset value per share	$11.89
Shares outstanding	52
Net assets	$615
Class R3: Net asset value per share	$11.83
Shares outstanding	54
Net assets	$641
Class R4: Net asset value per share	$11.86
Shares outstanding	51
Net assets	$611
Class R5: Net asset value per share	$11.89
Shares outstanding	52
Net assets	$615
Class Y: Net asset value per share	$11.91
Shares outstanding	2,342
Net assets	$27,906

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,676
Interest	3
Less: Foreign tax withheld	(382)
Total investment income	3,297

Expenses:
Investment management fees	830
Administrative services fees	3
Transfer agent fees	12
Distribution fees
Class A	10
Class C	9
Class R3	3
Class R4	1
Custodian fees	24
Accounting services fees	17
Registration and filing fees	81
Board of Directors' fees	4
Audit fees	13
Other expenses	19
Total expenses (before waivers and fees paid indirectly)	1,026
Expense waivers	(94)
Commission recapture	(6)
Total waivers and fees paid indirectly	(100)
Total expenses, net	926
Net Investment Income	2,371
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(8,903)
Net realized gain on foreign currency contracts	498
Net realized loss on other foreign currency transactions	(51)
Net Realized Loss on Investments and Foreign Currency Transactions	(8,456)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,170
Net unrealized depreciation of foreign currency contracts	(207)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,966
Net Loss on Investments and Foreign Currency Transactions	(5,490)
Net Decrease in Net Assets Resulting from Operations	$(3,119)

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$2,371	$1,124
Net realized loss on investments and foreign currency transactions	(8,456)	(10,563)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	2,966	(974)
Net Decrease In Net Assets Resulting From Operations	(3,119)	(10,413)
Distributions to Shareholders:
From net investment income
Class A	(26)	(4)
Class I	(6)	(2)
Class R3	(2)	—
Class R4	(4)	(1)
Class R5	(6)	(2)
Class Y	(1,516)	(36)
Total from net investment income	(1,560)	(45)
From net realized gain on investments
Class A	—	(37)
Class C	—	(15)
Class I	—	(13)
Class R3	—	(13)
Class R4	—	(12)
Class R5	—	(12)
Class Y	—	(61)
Total from net realized gain on investments	—	(163)
Total distributions	(1,560)	(208)
Capital Share Transactions:
Class A	294	2,145
Class C	(4)	225
Class I	(35)	52
Class R3	12	17
Class R4	4	13
Class R5	6	14
Class Y	(97,496)	138,838
Net increase (decrease) from capital share transactions	(97,219)	141,304
Net Increase (Decrease) In Net Assets	(101,898)	130,683
Net Assets:
Beginning of period	137,313	6,630
End of period	$35,415	$137,313
Undistributed (distribution in excess of) net investment income (loss)	$2,207	$1,192

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford International Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

12

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or

13

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

14

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3. Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

4. Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$60	$—	$—	$—	$—	$60
Total	$—	$60	$—	$—	$—	$—	$60

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

16

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$498	$—	$—	$—	$—	$498
Total	$—	$498	$—	$—	$—	$—	$498

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(207)	$—	$—	$—	$—	$(207)
Total	$—	$(207)	$—	$—	$—	$—	$(207)

5. Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6. Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,560	$206
Long-Term Capital Gains ‡	—	2

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,265
Accumulated Capital Losses *	(18,505)
Unrealized Appreciation †	1,909
Total Accumulated Deficit	$(14,331)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$204
Accumulated Net Realized Gain (Loss)	(204)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Amount
Short Term Capital Loss Carryforward	$8,226
Long Term Capital Loss Carryforward	1,610
Total	$9,836

Capital loss carryforwards with expiration:

Year of Expiration	Amount
2019	$8,669
Total	$8,669

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.39%
Class C	2.08
Class I	0.99
Class R3	1.59
Class R4	1.29
Class R5	0.99
Class Y	0.91

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $17 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may

20

be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class A	103	30%
Class C	51	66
Class I	52	100
Class R3	51	94
Class R4	51	100
Class R5	52	100
Class Y	1	0

9.	Investment Transactions:

For the year ended October 31, 2012, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$131,199
Sales Proceeds Excluding U.S. Government Obligations	224,036

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	90	2	(65)	—	27	224	3	(54)	—	173
Amount	$998	$26	$(730)	$—	$294	$2,745	$41	$(641)	$—	$2,145
Class C
Shares	10	—	(10)	—	—	26	1	(9)	—	18
Amount	$111	$—	$(115)	$—	$(4)	$313	$15	$(103)	$—	$225
Class I
Shares	—	1	(4)	—	(3)	6	1	(3)	—	4
Amount	$—	$6	$(41)	$—	$(35)	$74	$15	$(37)	$—	$52
Class R3
Shares	1	—	—	—	1	1	1	(1)	—	1
Amount	$10	$2	$—	$—	$12	$9	$13	$(5)	$—	$17
Class R4
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$4	$—	$—	$4	$—	$13	$—	$—	$13
Class R5
Shares	—	1	—	—	1	—	1	—	—	1
Amount	$—	$6	$—	$—	$6	$—	$14	$—	$—	$14
Class Y
Shares	984	143	(10,285)	—	(9,158)	11,495	8	(153)	—	11,350
Amount	$10,846	$1,516	$(109,858)	$—	$(97,496)	$140,551	$97	$(1,810)	$—	$138,838
Total
Shares	1,085	147	(10,364)	—	(9,132)	11,752	16	(220)	—	11,548
Amount	$11,965	$1,560	$(110,744)	$—	$(97,219)	$143,692	$208	$(2,596)	$—	$141,304

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution

22

fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

23

The Hartford International Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$11.28	$0.18	$0.45	$0.63	$(0.08)	$–	$–	$(0.08)	$11.83
C	11.19	0.10	0.46	0.56	–	–	–	–	11.75
I	11.32	0.23	0.45	0.68	(0.11)	–	–	(0.11)	11.89
R3	11.26	0.16	0.45	0.61	(0.04)	–	–	(0.04)	11.83
R4	11.29	0.19	0.46	0.65	(0.08)	–	–	(0.08)	11.86
R5	11.32	0.23	0.45	0.68	(0.11)	–	–	(0.11)	11.89
Y	11.34	0.28	0.42	0.70	(0.13)	–	–	(0.13)	11.91

For the Year Ended October 31, 2011 (E)
A	11.82	0.18	(0.45)	(0.27)	(0.02)	(0.25)	–	(0.27)	11.28
C	11.79	0.09	(0.44)	(0.35)	–	(0.25)	–	(0.25)	11.19
I	11.84	0.22	(0.45)	(0.23)	(0.04)	(0.25)	–	(0.29)	11.32
R3	11.81	0.15	(0.45)	(0.30)	–	(0.25)	–	(0.25)	11.26
R4	11.82	0.18	(0.45)	(0.27)	(0.01)	(0.25)	–	(0.26)	11.29
R5	11.84	0.22	(0.46)	(0.24)	(0.03)	(0.25)	–	(0.28)	11.32
Y	11.84	0.20	(0.41)	(0.21)	(0.04)	(0.25)	–	(0.29)	11.34

From May 28, 2010 (commencement of operations), through October 31, 2010
A(F)	10.00	0.02	1.80	1.82	–	–	–	–	11.82
C(F)	10.00	(0.01)	1.80	1.79	–	–	–	–	11.79
I(F)	10.00	0.03	1.81	1.84	–	–	–	–	11.84
R3(F)	10.00	–	1.81	1.81	–	–	–	–	11.81
R4(F)	10.00	0.01	1.81	1.82	–	–	–	–	11.82
R5(F)	10.00	0.03	1.81	1.84	–	–	–	–	11.84
Y(F)	10.00	0.03	1.81	1.84	–	–	–	–	11.84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.68%		$4,126	1.57%		1.40%		1.64%		137%
5.00		901	2.18		2.09		0.94		–
6.14		615	1.09		1.00		2.02		–
5.47		641	1.80		1.60		1.41		–
5.80		611	1.49		1.30		1.72		–
6.15		615	1.19		1.00		2.02		–
6.32		27,906	1.01		0.92		2.50		–

(2.37)		3,629	1.69		1.34		1.50		112
(3.10)		859	2.37		2.02		0.74		–
(2.07)		621	1.34		1.00		1.85		–
(2.67)		597	2.05		1.60		1.22		–
(2.34)		577	1.74		1.30		1.52		–
(2.09)		580	1.44		1.00		1.82		–
(1.90)		130,450	1.10		0.76		1.70		–

18.20	(G)	1,765	3.05	(H)	1.27	(H)	0.50	(H)	47
17.90	(G)	695	3.76	(H)	1.98	(H)	(0.28	)(H)	–
18.40	(G)	601	2.75	(H)	0.97	(H)	0.67	(H)	–
18.10	(G)	609	3.45	(H)	1.62	(H)	0.02	(H)	–
18.20	(G)	591	3.15	(H)	1.32	(H)	0.33	(H)	–
18.40	(G)	592	2.85	(H)	1.02	(H)	0.63	(H)	–
18.40	(G)	1,777	2.75	(H)	0.97	(H)	0.68	(H)	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

26

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)  Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Value Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.58	$7.09	$1,000.00	$1,018.10	$7.10	1.40%	184	366
Class C	$1,000.00	$1,011.19	$10.87	$1,000.00	$1,014.33	$10.89	2.15	184	366
Class I	$1,000.00	$1,016.24	$5.32	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class R3	$1,000.00	$1,013.71	$8.10	$1,000.00	$1,017.09	$8.11	1.60	184	366
Class R4	$1,000.00	$1,014.54	$6.58	$1,000.00	$1,018.60	$6.60	1.30	184	366
Class R5	$1,000.00	$1,017.11	$5.07	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class Y	$1,000.00	$1,017.95	$4.26	$1,000.00	$1,020.91	$4.27	0.84	184	366

31

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Value Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has a limited performance history.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

33

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IV12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford MidCap Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

1

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
MidCap A#	13.47%	0.76%	10.04%
MidCap A##	7.23%	-0.37%	9.42%
MidCap B#	12.50%	-0.04%	9.37%*
MidCap B##	7.72%	-0.33%	9.37%*
MidCap C#	12.63%	0.08%	9.30%
MidCap C##	11.67%	0.08%	9.30%
MidCap I#	13.78%	0.99%	10.16%
MidCap R3#	13.16%	0.75%	10.30%
MidCap R4#	13.50%	0.96%	10.41%
MidCap R5#	13.85%	1.17%	10.53%
MidCap Y#	13.98%	1.24%	10.57%
S&P MidCap 400 Index	12.11%	3.12%	10.21%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Fund

Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President and Equity Portfolio Manager	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 13.47%, before sales charge, for the 12-month period ended October 31, 2012, outperforming its benchmark, the S&P MidCap 400 Index, which returned 12.11% for the same period. The Fund also outperformed the 10.78% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Mid cap stocks (+12.1%) underperformed large cap stocks (+15.2%), and performed in line with small cap stocks (+12.1%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Value stocks (+15.6%) outpaced Growth stocks (+10.1%) during the period, as measured by the Russell 2500 Value and Russell 2500 Growth Indices. Within the S&P MidCap 400 Index, eight of the ten sectors posted positive returns. The Telecommunication Services (+30%), Consumer Discretionary (+20%), and Health Care (+19%) sectors performed best. The Energy (-10%) sector posted negative returns, while the Information Technology (0%), and Consumer Staples (+1%) sectors also lagged on a relative basis.

Overall outperformance versus the benchmark was driven by strong security selection, primarily within Health Care and Energy. This more than offset weak stock selection within Information Technology and Consumer Discretionary. Sector allocation, driven by our bottom-up stock selection process, modestly detracted from relative returns during the period, primarily due to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in Energy and an underweight position in Financials.

Top contributors to relative performance included Amylin Pharmaceuticals (Health Care), Lincare Holdings (Health Care), and Lennox International (Industrials). U.S.-based diabetes drug developer Amylin Pharmaceuticals shares rose on news that the company rejected a $3.5 billion bid by Bristol-Myers Squibb, which later reported that it would acquire Amylin for $5.3 billion, sending Amylin's share price higher. Lincare Holdings is a respiratory illness treatment company that has been a leader in a growing niche market and generates strong free cash flow. Shares rose dramatically based on the premium acquisition price offered by medical gas company Linde. We eliminated our position after the transaction was announced. Lennox International is a manufacturer of heating, air conditioning, and refrigeration products for residential and commercial use. Pent up demand should lead to a recovery in residential HVAC, and lower efficiency standards combined with the company's strong execution should lead to significantly higher operating leverage when volumes recover. Shares moved higher after the company issued higher-than-expected earnings guidance for 2012. Additionally, not holding Green Mountain Coffee, a benchmark constituent that significantly declined in share price, also proved beneficial to the Fund’s relative performance during the period. Regeneron Pharmaceuticals (Health Care) was among the Fund’s top absolute contributors for the period.

Top relative detractors included Rovi Corporation (Information Technology), Newfield Exploration (Energy), and ADTRAN (Information Technology). Digital media technology company Rovi offers a wide range of solutions for digital content licensing, protection, and distribution. We forecast an attractive revenue growth outlook as the firm's interactive programming guide (IPG) solutions are incorporated by more service providers. Shares declined due to a slow ramp up and additional

3

The Hartford MidCap Fund

Manager Discussion – (continued)
October 31, 2012 (Unaudited)

capital requirements for the successful launch of the Rovi Entertainment Store (RES) platform. US-based oil & gas exploration and production company Newfield Exploration disappointed after the company missed earnings expectations based on lower production volumes and provided mixed guidance for liquids-rich growth and lower natural gas volumes year-over-year. ADTRAN is a telecom equipment provider serving network carriers as well as small and medium sized businesses. We believe the company should benefit from a recovery in carrier capital expenditures after a protracted period of constrained spending. Shares slipped after the company announced an earnings miss due to soft revenue attributed to low carrier capital expenditures.

What is the outlook?

While the U.S. elections are now behind us, much uncertainty persists as we approach the year ahead. While economic growth is likely to remain tepid, this is discounted in valuations, in our view. In addition to the possibility of going over the so-called fiscal cliff (ie. expiration of certain tax cuts and forced spending cuts), another still-substantial risk to U.S. markets remains a cataclysmic liquidity event in Europe that severely impacts global economic growth and confidence. We view this as a low probability event. Our base case is continued modest economic expansion in the U.S.

We maintain a balanced portfolio and have opportunistically entered into new positions during the period. Consistent with our process, we added to some weak positions where we maintain confidence in the fundamentals and our earnings projections, and we sold down others where the thesis has deteriorated.

At the end of the period, our largest overweights were in the Health Care, Energy, and Industrials sectors, while our largest underweights were in Financials, Materials, and Utilities, relative to the benchmark.

At the end of the period, the portfolio’s overweight in the Health Care sector reflected attractive themes that included generic drug manufacturers and biotech companies. Within our Energy overweight, we continued to favor offshore drilling companies, as well as exploration and production companies. Our underweight to Financials in part reflected our views on REITs (Real Estate Investment Trust), where we find valuations unattractive.

Diversification by Industry
as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	2.5%
Banks (Financials)	4.9
Capital Goods (Industrials)	9.1
Commercial and Professional Services (Industrials)	8.0
Consumer Durables and Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	5.5
Energy (Energy)	10.3
Food and Staples Retailing (Consumer Staples)	0.7
Food, Beverage and Tobacco (Consumer Staples)	1.1
Health Care Equipment and Services (Health Care)	6.3
Insurance (Financials)	2.2
Materials (Materials)	3.0
Media (Consumer Discretionary)	2.8
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	11.5
Real Estate (Financials)	1.4
Retailing (Consumer Discretionary)	4.7
Semiconductors and Semiconductor Equipment (Information Technology)	1.0
Software and Services (Information Technology)	11.6
Technology Hardware and Equipment (Information Technology)	2.9
Transportation (Industrials)	3.1
Utilities (Utilities)	2.5
Short-Term Investments	0.1
Other Assets and Liabilities	0.4
Total	100.0%

4

The Hartford MidCap Fund

Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Automobiles and Components - 2.5%
1,577	Allison Transmission Holdings, Inc.	$31,835
908	Harley-Davidson, Inc.	42,469
		74,304
	Banks - 4.9%
247	Cullen/Frost Bankers, Inc.	13,637
522	East West Bancorp, Inc.	11,118
2,481	First Niagara Financial Group, Inc.	20,539
838	First Republic Bank	28,783
615	M&T Bank Corp.	64,006
100	Signature Bank ●	7,122
		145,205
	Capital Goods - 9.1%
536	AMETEK, Inc.	19,062
467	Carlisle Cos., Inc.	25,964
710	IDEX Corp.	30,216
753	Jacobs Engineering Group, Inc. ●	29,051
1,094	Lennox International, Inc.	54,775
496	MSC Industrial Direct Co., Inc.	37,022
1,090	PACCAR, Inc.	47,253
428	Pall Corp.	26,952
		270,295
	Commercial and Professional Services - 8.0%
613	Corrections Corp. of America	20,640
1,054	Equifax, Inc. ●	52,753
173	IHS, Inc. ●	14,633
1,310	Manpower, Inc.	49,696
2,004	Robert Half International, Inc.	53,892
1,373	Waste Connections, Inc.	45,080
		236,694
	Consumer Durables and Apparel - 3.5%
987	Hasbro, Inc.	35,526
60	NVR, Inc. ●	54,125
419	Ryland Group, Inc.	14,206
		103,857
	Consumer Services - 0.9%
502	Weight Watchers International, Inc.	25,210

	Diversified Financials - 5.5%
439	Greenhill & Co., Inc.	20,927
1,867	Invesco Ltd.	45,417
649	LPL Financial Holdings, Inc.	18,960
2,234	SEI Investments Co.	48,889
425	T. Rowe Price Group, Inc.	27,615
		161,808
	Energy - 10.3%
898	Atwood Oceanics, Inc. ●	42,907
344	Cabot Oil & Gas Corp.	16,144
596	Chesapeake Energy Corp.	12,077
1,479	Cobalt International Energy, Inc. ●	30,784
984	Consol Energy, Inc.	34,588
1,271	Denbury Resources, Inc. ●	19,488
526	Ensco plc	30,393
1,816	McDermott International, Inc. ●	19,446
1,410	Newfield Exploration Co. ●	38,232
220	Pioneer Natural Resources Co.	23,240
221	Range Resources Corp.	14,433
1,216	Superior Energy Services, Inc. ●	24,727
		306,459
	Food and Staples Retailing - 0.7%
256	PriceSmart, Inc.	21,246

	Food, Beverage and Tobacco - 1.1%
742	Molson Coors Brewing Co.	31,991

	Health Care Equipment and Services - 6.3%
2,730	Allscripts Healthcare Solutions, Inc. ●	35,270
943	AmerisourceBergen Corp.	37,178
944	Cardinal Health, Inc.	38,832
804	Catamaran Corp. ●	37,911
1,100	Patterson Cos., Inc.	36,752
		185,943
	Insurance - 2.2%
100	Alleghany Corp. ●	34,854
7	Markel Corp. ●	3,280
209	Unum Group	4,232
605	W.R. Berkley Corp.	23,532
		65,898
	Materials - 3.0%
263	Carpenter Technology Corp.	12,761
394	FMC Corp.	21,105
461	Packaging Corp. of America	16,276
147	Sherwin-Williams Co.	20,936
431	Silgan Holdings, Inc.	18,658
		89,736
	Media - 2.8%
977	AMC Networks, Inc. Class A ●	45,666
1,823	DreamWorks Animation SKG, Inc. ●	37,124
		82,790
	Pharmaceuticals, Biotechnology and Life Sciences - 11.5%
1,451	Alkermes plc ●	26,878
572	Cubist Pharmaceuticals, Inc. ●	24,549
1,465	Elan Corp. plc ADR ●	15,821
886	Incyte Corp. ●	14,137
1,000	Ironwood Pharmaceuticals, Inc. ●	11,626
2,197	Mylan, Inc. ●	55,668
267	Regeneron Pharmaceuticals, Inc. ●	38,011
259	Salix Pharmaceuticals Ltd. ●	10,119
343	Seattle Genetics, Inc. ●	8,619
673	Vertex Pharmaceuticals, Inc. ●	32,477
451	Waters Corp. ●	36,894
787	Watson Pharmaceuticals, Inc. ●	67,644
		342,443
	Real Estate - 1.4%
566	American Tower Corp. REIT	42,625

	Retailing - 4.7%
733	Advance Automotive Parts, Inc.	51,983
1,301	CarMax, Inc. ●	43,895
323	Joseph A. Bank Clothiers, Inc. ●	15,109
940	TripAdvisor, Inc. ●	28,468
		139,455
	Semiconductors and Semiconductor Equipment - 1.0%
1,077	Maxim Integrated Products, Inc.	29,639

	Software and Services - 11.6%
419	ANSYS, Inc. ●	29,664
334	Autodesk, Inc. ●	10,635
469	Citrix Systems, Inc. ●	28,970

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund

Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Software and Services - 11.6% - (continued)
301	Factset Research Systems, Inc.		$27,227
402	FleetCor Technologies, Inc. ●		19,045
261	Gartner, Inc. Class A ●		12,113
4,144	Genpact Ltd.		72,977
713	Micros Systems ●		32,371
843	Vantiv, Inc. ●		17,010
1,212	VeriSign, Inc. ●		44,936
2,073	Western Union Co.		26,326
302	WEX Inc.		22,251
			343,525
	Technology Hardware and Equipment - 2.9%
489	Amphenol Corp. Class A		29,383
143	FEI Co.		7,885
1,118	National Instruments Corp.		26,334
478	Trimble Navigation Ltd. ●		22,534
			86,136
	Transportation - 3.1%
772	C.H. Robinson Worldwide, Inc.		46,574
836	Expeditors International of Washington, Inc.		30,598
271	J.B. Hunt Transport Services, Inc.		15,891
			93,063
	Utilities - 2.5%
366	Northeast Utilities		14,376
1,277	UGI Corp.		41,245
454	Wisconsin Energy Corp.		17,479
			73,100
	Total common stocks
	(cost $2,676,866)		$2,951,422

	Total long-term investments
	(cost $2,676,866)		$2,951,422

SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $510,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $521)
$510	0.30%, 10/31/2012		$510
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $208, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $212)
208	0.25%, 10/31/2012		208
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $357, collateralized by FNMA 2.50%, 2027, value of $364)
357	0.35%, 10/31/2012		357
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $136, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $138)
136	0.35%, 10/31/2012		136
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $631, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $642)
631	0.28%, 10/31/2012		631
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $799, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
	6.63%, 2013 - 2042, value of $815)
799	0.25%, 10/31/2012		799
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $4, collateralized by U.S. Treasury Note 8.13%, 2019, value of $4)
4	0.25%, 10/31/2012		4
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $185, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $189)
185	0.30%, 10/31/2012		185
			2,830
	Total short-term investments
	(cost $2,830)		$2,830

	Total investments
	(cost $2,679,696) ▲	99.6%	$2,954,252
	Other assets and liabilities	0.4%	10,740
	Total net assets	100.0%	$2,964,992

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $2,692,665 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$390,697
Unrealized Depreciation	(129,110)
Net Unrealized Appreciation	$261,587

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund

Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$2,951,422	$2,951,422	$–	$–
Short-Term Investments	2,830	–	2,830	–
Total	$2,954,252	$2,951,422	$2,830	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund

Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,679,696)	$2,954,252
Cash	—
Receivables:
Investment securities sold	22,554
Fund shares sold	2,054
Dividends and interest	846
Other assets	81
Total assets	2,979,787
Liabilities:
Payables:
Investment securities purchased	7,172
Fund shares redeemed	6,374
Investment management fees	478
Administrative fees	5
Distribution fees	182
Accrued expenses	584
Total liabilities	14,795
Net assets	$2,964,992
Summary of Net Assets:
Capital stock and paid-in-capital	$2,513,271
Undistributed net investment income	4,366
Accumulated net realized gain	172,799
Unrealized appreciation of investments	274,556
Net assets	$2,964,992

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.44/$21.63
Shares outstanding	75,154
Net assets	$1,536,203
Class B: Net asset value per share	$17.00
Shares outstanding	1,812
Net assets	$30,803
Class C: Net asset value per share	$17.29
Shares outstanding	21,998
Net assets	$380,413
Class I: Net asset value per share	$20.65
Shares outstanding	10,359
Net assets	$213,875
Class R3: Net asset value per share	$22.25
Shares outstanding	1,698
Net assets	$37,776
Class R4: Net asset value per share	$22.51
Shares outstanding	2,567
Net assets	$57,799
Class R5: Net asset value per share	$22.69
Shares outstanding	2,911
Net assets	$66,039
Class Y: Net asset value per share	$22.75
Shares outstanding	28,221
Net assets	$642,084

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund

Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$46,214
Interest	19
Less: Foreign tax withheld	(12)
Total investment income	46,221

Expenses:
Investment management fees	23,011
Administrative services fees	238
Transfer agent fees	4,584
Distribution fees
Class A	4,059
Class B	367
Class C	3,978
Class R3	190
Class R4	155
Custodian fees	18
Accounting services fees	377
Registration and filing fees	284
Board of Directors' fees	86
Audit fees	43
Other expenses	559
Total expenses (before waivers and fees paid indirectly)	37,949
Transfer agent fee waivers	(30)
Commission recapture	(169)
Total waivers and fees paid indirectly	(199)
Total expenses, net	37,750
Net Investment Income	8,471
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	197,431
Net realized loss on foreign currency contracts	(53)
Net realized gain on other foreign currency transactions	100
Net Realized Gain on Investments and Foreign Currency Transactions	197,478
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	190,705
Net Changes in Unrealized Appreciation of Investments	190,705
Net Gain on Investments and Foreign Currency Transactions	388,183
Net Increase in Net Assets Resulting from Operations	$396,654

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$8,471	$4,114
Net realized gain on investments and foreign currency transactions	197,478	660,269
Net unrealized appreciation (depreciation) of investments	190,705	(493,926)
Net Increase In Net Assets Resulting From Operations	396,654	170,457
Distributions to Shareholders:
From net investment income
Class I	(689)	—
Class R5	(251)	—
Class Y	(3,044)	—
Total from net investment income	(3,984)	—
From net realized gain on investments
Class A	(206,662)	—
Class B	(5,982)	—
Class C	(57,289)	—
Class I	(36,775)	—
Class R3	(4,405)	—
Class R4	(7,343)	—
Class R5	(8,057)	—
Class Y	(73,685)	—
Total from net realized gain on investments	(400,198)	—
Total distributions	(404,182)	—
Capital Share Transactions:
Class A	(217,181)	(629,735)
Class B	(11,908)	(71,645)
Class C	(31,941)	(33,579)
Class I	(105,004)	(264,801)
Class R3	(2,613)	19,032
Class R4	(8,387)	25,782
Class R5	(8,335)	23,616
Class Y	(44,541)	121,920
Net decrease from capital share transactions	(429,910)	(809,410)
Net Decrease In Net Assets	(437,438)	(638,953)
Net Assets:
Beginning of period	3,402,430	4,041,383
End of period	$2,964,992	$3,402,430
Undistributed (distribution in excess of) net investment income (loss)	$4,366	$3,983

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Fund

Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

13

The Hartford MidCap Fund

Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

15

The Hartford MidCap Fund

Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(53)	$—	$—	$—	$—	$(53)
Total	$—	$(53)	$—	$—	$—	$—	$(53)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention

16

(or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$3,982	$—
Long-Term Capital Gains ‡	400,200	—

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$4,366
Undistributed Long-Term Capital Gain	185,768
Unrealized Appreciation *	261,587
Total Accumulated Earnings	$451,721

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford MidCap Fund

Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(4,104)
Accumulated Net Realized Gain (Loss)	4,972
Capital Stock and Paid-in-Capital	(868)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.22%
Class B	2.07
Class C	1.93
Class I	0.98
Class R3	1.48
Class R4	1.18
Class R5	0.87
Class Y	0.77

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through

19

The Hartford MidCap Fund

Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $1,421 and contingent deferred sales charges of $85 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $43.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $4. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,423,235
Sales Proceeds Excluding U.S. Government Obligations	2,260,537

20

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,151	11,934	(27,775)	—	(9,690)	18,761	—	(46,820)	—	(28,059)
Amount	$118,891	$202,047	$(538,119)	$—	$(217,181)	$416,848	$—	$(1,046,583)	$—	$(629,735)
Class B
Shares	87	407	(1,173)	—	(679)	246	—	(3,953)	—	(3,707)
Amount	$1,408	$5,770	$(19,086)	$—	$(11,908)	$4,660	$—	$(76,305)	$—	$(71,645)
Class C
Shares	1,782	3,679	(6,926)	—	(1,465)	4,179	—	(6,088)	—	(1,909)
Amount	$29,021	$53,050	$(114,012)	$—	$(31,941)	$81,258	$—	$(114,837)	$—	$(33,579)
Class I
Shares	2,391	1,921	(9,489)	—	(5,177)	13,651	—	(24,810)	—	(11,159)
Amount	$46,791	$32,888	$(184,683)	$—	$(105,004)	$306,413	$—	$(571,214)	$—	$(264,801)
Class R3
Shares	514	235	(857)	—	(108)	1,237	—	(441)	—	796
Amount	$10,918	$4,346	$(17,877)	$—	$(2,613)	$29,458	$—	$(10,426)	$—	$19,032
Class R4
Shares	890	389	(1,627)	—	(348)	2,064	—	(1,039)	—	1,025
Amount	$19,030	$7,259	$(34,676)	$—	$(8,387)	$50,420	$—	$(24,638)	$—	$25,782
Class R5
Shares	762	425	(1,507)	—	(320)	2,109	—	(1,054)	—	1,055
Amount	$16,556	$7,997	$(32,888)	$—	$(8,335)	$49,409	$—	$(25,793)	$—	$23,616
Class Y
Shares	4,909	3,476	(10,038)	—	(1,653)	11,865	—	(7,210)	—	4,655
Amount	$105,591	$65,645	$(215,777)	$—	$(44,541)	$287,821	$—	$(165,901)	$—	$121,920
Total
Shares	17,486	22,466	(59,392)	—	(19,440)	54,112	—	(91,415)	—	(37,303)
Amount	$348,206	$379,002	$(1,157,118)	$—	$(429,910)	$1,226,287	$—	$(2,035,697)	$—	$(809,410)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	242	$4,733
For the Year Ended October 31, 2011	1,031	$23,101

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford MidCap Fund

Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

22

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23

The Hartford MidCap Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$20.67	$0.05	$2.22	$2.27	$–	$(2.50)	$–	$(2.50)	$20.44
B	17.77	(0.10)	1.83	1.73	–	(2.50)	–	(2.50)	17.00
C	18.01	(0.08)	1.86	1.78	–	(2.50)	–	(2.50)	17.29
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	–	(2.54)	20.65
R3	22.32	–	2.43	2.43	–	(2.50)	–	(2.50)	22.25
R4	22.49	0.06	2.46	2.52	–	(2.50)	–	(2.50)	22.51
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	–	(2.57)	22.69
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	–	(2.59)	22.75

For the Year Ended October 31, 2011 (E)
A	20.16	0.02	0.49	0.51	–	–	–	–	20.67
B	17.48	(0.14)	0.43	0.29	–	–	–	–	17.77
C	17.68	(0.12)	0.45	0.33	–	–	–	–	18.01
I	20.28	0.09	0.48	0.57	–	–	–	–	20.85
R3	21.82	(0.05)	0.55	0.50	–	–	–	–	22.32
R4	21.92	0.02	0.55	0.57	–	–	–	–	22.49
R5	22.02	0.09	0.55	0.64	–	–	–	–	22.66
Y	22.05	0.12	0.54	0.66	–	–	–	–	22.71

For the Year Ended October 31, 2010 (E)
A	16.20	(0.04)	4.00	3.96	–	–	–	–	20.16
B	14.16	(0.17)	3.49	3.32	–	–	–	–	17.48
C	14.30	(0.15)	3.53	3.38	–	–	–	–	17.68
I	16.25	–	4.03	4.03	–	–	–	–	20.28
R3	17.58	(0.11)	4.35	4.24	–	–	–	–	21.82
R4	17.60	(0.04)	4.36	4.32	–	–	–	–	21.92
R5	17.62	0.01	4.39	4.40	–	–	–	–	22.02
Y	17.63	0.05	4.37	4.42	–	–	–	–	22.05

For the Year Ended October 31, 2009 (E)
A	14.55	(0.02)	1.67	1.65	–	–	–	–	16.20
B	12.81	(0.11)	1.46	1.35	–	–	–	–	14.16
C	12.93	(0.10)	1.47	1.37	–	–	–	–	14.30
I(F)	12.12	(0.01)	4.14	4.13	–	–	–	–	16.25
R3(I)	15.90	(0.05)	1.73	1.68	–	–	–	–	17.58
R4(I)	15.90	(0.02)	1.72	1.70	–	–	–	–	17.60
R5(I)	15.90	–	1.72	1.72	–	–	–	–	17.62
Y	15.75	0.06	1.82	1.88	–	–	–	–	17.63

For the Year Ended October 31, 2008 (E)
A	26.89	(0.02)	(8.25)	(8.27)	(0.11)	(3.96)	–	(4.07)	14.55
B	24.23	(0.16)	(7.30)	(7.46)	–	(3.96)	–	(3.96)	12.81
C	24.40	(0.14)	(7.37)	(7.51)	–	(3.96)	–	(3.96)	12.93
Y	28.74	0.08	(8.91)	(8.83)	(0.20)	(3.96)	–	(4.16)	15.75

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 27, 2009.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on May 29, 2009.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

13.47%		$1,536,203	1.23%		1.23%		0.25%		45%
12.50		30,803	2.16		2.08		(0.62)		–
12.63		380,413	1.93		1.93		(0.45)		–
13.78		213,875	0.99		0.99		0.48		–
13.16		37,776	1.49		1.49		(0.01)		–
13.50		57,799	1.18		1.18		0.29		–
13.85		66,039	0.88		0.88		0.59		–
13.98		642,084	0.78		0.78		0.70		–

2.53		1,754,028	1.21		1.21		0.09		70
1.66		44,266	2.06		2.06		(0.72)		–
1.87		422,515	1.91		1.91		(0.63)		–
2.81		324,002	0.92		0.92		0.40		–
2.29		40,311	1.48		1.48		(0.23)		–
2.60		65,550	1.18		1.18		0.07		–
2.91		73,192	0.87		0.87		0.38		–
2.99		678,566	0.77		0.77		0.50		–

24.44		2,275,785	1.25		1.25		(0.24)		56
23.45		108,330	2.05		2.05		(1.03)		–
23.64		448,592	1.93		1.93		(0.92)		–
24.80		541,255	0.96		0.96		0.01		–
24.12		22,038	1.49		1.49		(0.57)		–
24.55		41,422	1.18		1.18		(0.23)		–
24.97		47,915	0.88		0.88		0.05		–
25.07		556,046	0.78		0.78		0.23		–

11.34		1,718,214	1.36		1.36		(0.14)		91
10.54		137,032	2.17		2.11		(0.85)		–
10.60		353,413	2.01		2.01		(0.80)		–
34.08	(G)	111,661	1.03	(H)	1.03	(H)	(0.07	)(H)	–
10.57	(G)	638	1.50	(H)	1.50	(H)	(0.70	)(H)	–
10.69	(G)	3,354	1.18	(H)	1.18	(H)	(0.28	)(H)	–
10.82	(G)	693	0.88	(H)	0.88	(H)	(0.01	)(H)	–
11.94		242,996	0.81		0.81		0.39		–

(35.56)		1,310,085	1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		(0.86)		–
(36.01)		274,583	1.92		1.92		(0.77)		–
(35.28)		163,339	0.79		0.79		0.36		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

26

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford MidCap Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,003.44	$6.18	$1,000.00	$1,018.96	$6.23	1.23%	184	366
Class B	$1,000.00	$998.82	$10.40	$1,000.00	$1,014.73	$10.48	2.07	184	366
Class C	$1,000.00	$999.42	$9.71	$1,000.00	$1,015.42	$9.79	1.93	184	366
Class I	$1,000.00	$1,004.87	$4.94	$1,000.00	$1,020.21	$4.98	0.98	184	366
Class R3	$1,000.00	$1,001.80	$7.50	$1,000.00	$1,017.65	$7.56	1.49	184	366
Class R4	$1,000.00	$1,003.57	$5.95	$1,000.00	$1,019.20	$5.99	1.18	184	366
Class R5	$1,000.00	$1,005.32	$4.42	$1,000.00	$1,020.73	$4.46	0.88	184	366
Class Y	$1,000.00	$1,005.30	$3.92	$1,000.00	$1,021.23	$3.95	0.78	184	366

31

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1- and 3-year periods and that its performance was in line with the peer group and benchmark for the 5-year period. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time,including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-MC12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford MidCap Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford MidCap Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
MidCap Value A#	17.55%	0.88%	9.79%
MidCap Value A##	11.09%	-0.26%	9.17%
MidCap Value B#	16.68%	0.18%	9.18%*
MidCap Value B##	11.68%	-0.15%	9.18%*
MidCap Value C#	16.84%	0.12%	8.99%
MidCap Value C##	15.84%	0.12%	8.99%
MidCap Value I#	18.02%	1.06%	9.89%
MidCap Value R3#	17.41%	0.98%	10.12%
MidCap Value R4#	17.70%	1.12%	10.20%
MidCap Value R5#	18.07%	1.27%	10.28%
MidCap Value Y#	18.22%	1.31%	10.30%
Russell 2500 Value Index	15.55%	1.99%	10.14%
Russell Midcap Value Index	14.99%	1.68%	10.63%

#	Without	sales charge

##	With sales charge

*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Value Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
James N. Mordy
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 17.55%, before sales charge, for the twelve month period ended October 31, 2012, outperforming its benchmark, the Russell 2500 Value Index, which returned 15.55% for the same period. The Fund also outperformed the 12.45% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

During the period, mid cap equities (+12.1%) underperformed large caps (+15.2%) and performed in line with small caps (+12.1%) as represented by the S&P 400 MidCap, S&P 500, and Russell 2000 indices respectively. Eight of the ten sectors in the Russell 2500 Value Index gained during the period, with the Consumer Discretionary (+27%), Financials (+20%), and Consumer Staples (+19%) sectors performing the best. Energy (-5%) and Information Technology (-4%) sectors lagged on a relative basis during the period.

The Fund’s benchmark relative outperformance versus the index was primarily driven by strong stock selection within Consumer Discretionary, Information Technology, and Materials, which more than offset weak stock selection within Consumer Staples and Financials. Overall sector allocation, a fallout of the investment decision process, detracted from relative returns, in part due to our overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the Energy sector and our underweight position in the Financials sector.

The largest contributors to benchmark-relative performance included Louisiana Pacific (Materials), Toll Brothers (Consumer Discretionary), and Lennar (Consumer Discretionary). Shares of Louisiana Pacific, a building product manufacturer focused on oriented strand board (OSB) siding and panel products, moved higher due to an increase in OSB prices compared to last year and improving home construction data. Home builder Toll Brothers saw its shares rise as increasing evidence of the housing recovery was apparent in the company’s results. New home prices rose during the period, and as a result, the company’s ownership of buildable land is being seen as a valued asset by the market. Shares of Lennar, another U.S. homebuilder, also rose during the period as housing fundamentals across the United States began to improve.

The largest detractors from benchmark-relative returns included Lone Pine Resources (Energy), Unum Group (Financials), and Newfield Exploration (Energy). Shares of Lone Pine Resources, an exploration and production company focused on the Western Canadian Sedimentary Basin, fell after the company reported weaker-than-expected cash flows and reduced capital expenditure and production guidance. We eliminated the position during the period. Unum Group, a U.S.-based benefits insurer, saw its shares decline during the period as investors worried about the effect of low interest rates on the company’s reserve adequacy. Shares of Newfield Exploration, an independent oil and natural gas exploration and production company, declined after the company reported that international oil production may drop by as much as 25% next year. Sealed Air (materials) also detracted from the Fund’s absolute performance (i.e. total return).

What is the outlook?

Important fundamental risks and uncertainties lie ahead in terms of the U.S. fiscal cliff, European unity, and the pace of slowdown in China. While some recent U.S. economic data is encouraging, including stronger housing and auto sales, improvements in the Purchasing Managers Index, and increased consumer net worth, U.S. jobs growth remains tepid

3

The Hartford MidCap Value Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

and the political and macro uncertainty is causing many companies to hold off on key investment and hiring decisions. We continue to look for investment opportunities that do not solely rely in our view on strong Gross Domestic Product growth to be successful.

As of the end of the period, we were most overweight in the Health Care, Materials, and Information Technology sectors and most underweight in the Financials, Utilities, and Telecom & Media sectors.

Diversification by Industry
as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	7.5%
Capital Goods (Industrials)	11.1
Commercial and Professional Services (Industrials)	1.7
Consumer Durables and Apparel (Consumer Discretionary)	7.4
Diversified Financials (Financials)	3.5
Energy (Energy)	7.0
Food, Beverage and Tobacco (Consumer Staples)	3.2
Health Care Equipment and Services (Health Care)	5.8
Insurance (Financials)	8.6
Materials (Materials)	8.8
Media (Consumer Discretionary)	0.9
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	3.9
Real Estate (Financials)	9.0
Retailing (Consumer Discretionary)	1.8
Semiconductors and Semiconductor Equipment (Information Technology)	4.7
Software and Services (Information Technology)	1.4
Technology Hardware and Equipment (Information Technology)	4.4
Transportation (Industrials)	0.8
Utilities (Utilities)	7.0
Short-Term Investments	1.8
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5%
	Banks - 7.5%
139	BankUnited, Inc.	$3,289
191	Beneficial Mutual Bancorp, Inc. ●	1,809
122	Comerica, Inc.	3,640
61	EverBank Financial Corp.	934
153	First Midwest Bancorp, Inc.	1,887
16	Iberiabank Corp.	777
2	M&T Bank Corp.	190
165	Popular, Inc. ●	3,191
700	Regions Financial Corp.	4,566
232	Zions Bancorporation	4,979
		25,262
	Capital Goods - 11.1%
90	AGCO Corp. ●	4,078
194	Barnes Group, Inc.	4,443
49	Dover Corp.	2,841
77	Esterline Technologies Corp. ●	4,440
81	Hubbell, Inc. Class B	6,790
76	Teledyne Technologies, Inc. ●	4,840
126	URS Corp.	4,231
90	WESCO International, Inc. ●	5,833
		37,496
	Commercial and Professional Services - 1.7%
135	Pentair Ltd.	5,690

	Consumer Durables and Apparel - 7.4%
138	Lennar Corp.	5,171
156	Mattel, Inc.	5,745
227	Newell Rubbermaid, Inc.	4,685
2,189	Samsonite International S.A.	4,532
151	Toll Brothers, Inc. ●	4,981
		25,114
	Diversified Financials - 3.5%
151	Invesco Ltd.	3,675
83	NYSE Euronext	2,057
286	PHH Corp. ●	5,952
182	Solar Cayman Ltd. ⌂■●†	16
		11,700
	Energy - 7.0%
289	Cobalt International Energy, Inc. ●	6,005
92	Consol Energy, Inc.	3,228
44	Japan Petroleum Exploration Co., Ltd.	1,648
84	Newfield Exploration Co. ●	2,286
250	Ocean Rig UDW, Inc. ●	3,966
118	QEP Resources, Inc.	3,410
255	Trican Well Service Ltd.	3,040
		23,583
	Food, Beverage and Tobacco - 3.2%
66	Bunge Ltd. Finance Corp.	4,709
51	Dr. Pepper Snapple Group	2,177
65	Ingredion, Inc.	4,007
		10,893
	Health Care Equipment and Services - 5.8%
75	AmerisourceBergen Corp.	2,966
482	Boston Scientific Corp. ●	2,475
219	Brookdale Senior Living, Inc. ●	5,131
110	CIGNA Corp.	5,615
38	Universal Health Services, Inc. Class B	1,556
215	Vanguard Health Systems, Inc. ●	2,079
		19,822
	Insurance - 8.6%
42	Everest Re Group Ltd.	4,686
92	Platinum Underwriters Holdings Ltd.	4,092
148	Principal Financial Group, Inc.	4,065
130	Reinsurance Group of America, Inc.	6,882
285	Unum Group	5,778
151	XL Group plc	3,726
		29,229
	Materials - 8.8%
73	FMC Corp.	3,928
720	Incitec Pivot Ltd.	2,359
346	Louisiana-Pacific Corp. ●	5,470
200	Methanex Corp. ADR	5,991
117	Owens-Illinois, Inc. ●	2,288
168	Packaging Corp. of America	5,933
275	Rexam plc	1,984
53	Sino Forest Corp. ⌂■●†	—
145	Sino Forest Corp. Class A ⌂●†	—
2,046	Yingde Gases	1,937
		29,890
	Media - 0.9%
90	Virgin Media, Inc.	2,960

	Pharmaceuticals, Biotechnology and Life Sciences - 3.9%
535	Almirall S.A.	4,792
206	Impax Laboratories, Inc. ●	4,373
70	UCB S.A.	4,063
		13,228
	Real Estate - 9.0%
137	American Assets Trust, Inc. REIT	3,717
532	BR Properties S.A.	6,970
61	Equity Lifestyle Properties, Inc. REIT	4,073
208	Forest City Enterprises, Inc. Class A ●	3,334
129	Hatteras Financial Corp. REIT	3,504
144	Iguatemi Empresa de Shopping Centers S.A.	1,832
252	Weyerhaeuser Co. REIT	6,978
		30,408
	Retailing - 1.8%
29	ANN, Inc. ●	1,009
2,375	Buck Holdings L.P. ⌂●†	3,608
25	Ross Stores, Inc.	1,499
		6,116
	Semiconductors and Semiconductor Equipment - 4.7%
178	Avago Technologies Ltd.	5,869
272	Microsemi Corp. ●	5,217
331	Teradyne, Inc. ●	4,832
		15,918
	Software and Services - 1.4%
166	Booz Allen Hamilton Holding Corp.	2,221
58	Check Point Software Technologies Ltd. ADR ●	2,574
		4,795
	Technology Hardware and Equipment - 4.4%
238	Arrow Electronics, Inc. ●	8,388
56	Harris Corp.	2,573
98	SanDisk Corp. ●	4,084
		15,045
	Transportation - 0.8%
282	Delta Air Lines, Inc. ●	2,716

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Utilities - 7.0%
81	Alliant Energy Corp.		$3,612
82	Great Plains Energy, Inc.		1,831
274	N.V. Energy, Inc.		5,216
130	Northeast Utilities		5,097
148	UGI Corp.		4,766
80	Wisconsin Energy Corp.		3,058
			23,580
	Total common stocks
	(cost $297,119)		$333,445

	Total long-term investments
	(cost $297,119)		$333,445

SHORT-TERM INVESTMENTS - 1.8%
Repurchase Agreements - 1.8%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $1,100,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $1,122)
$1,100	0.30%, 10/31/2012		$1,100
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $448, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $457)
448	0.25%, 10/31/2012		448
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $770, collateralized by FNMA 2.50%, 2027, value of $785)
770	0.35%, 10/31/2012		770
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $292, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $298)
292	0.35%, 10/31/2012		292
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,359, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $1,384)
1,358	0.28%, 10/31/2012		1,358
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$1,722, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012 -
2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $1,756)
1,722	0.25%, 10/31/2012		1,722
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $8, collateralized by U.S. Treasury Note 8.13%, 2019, value of $8)
8	0.25%, 10/31/2012		8
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $399, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $407)
399	0.30%, 10/31/2012		399
			6,097
	Total short-term investments
	(cost $6,097)		$6,097

	Total investments
	(cost $303,216) ▲	100.3%	$339,542
	Other assets and liabilities	(0.3)%	(859)
	Total net assets	100.0%	$338,683

The accompanying notes are an integral part of these financial statements.

6

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $306,187 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$51,450
Unrealized Depreciation	(18,095)
Net Unrealized Appreciation	$33,355

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $3,624, which represents 1.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $16, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$820
12/2009	53	Sino Forest Corp. - 144A	840
12/2009 - 06/2011	145	Sino Forest Corp. Class A	2,582
03/2007	182	Solar Cayman Ltd. - 144A	53

At October 31, 2012, the aggregate value of these securities was $3,624, which represents 1.1% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
EUR	Sell	11/01/2012	JPM	$26	$26	$–
HKD	Sell	11/02/2012	MSC	89	89	–
						$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
EUR	EURO
HKD	Hong Kong Dollar

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$333,445	$308,506	$21,315	$3,624
Short-Term Investments	6,097	–	6,097	–
Total	$339,542	$308,506	$27,412	$3,624
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2012, investments valued at $1,418 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$6,265	$2,769	$(1,844	)*	$—	$—	$(3,566)	$—	$—	$3,624
Total	$6,265	$2,769	$(1,844)		$—	$—	$(3,566)	$—	$—	$3,624

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $2,597.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $303,216)	$339,542
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	631
Fund shares sold	334
Dividends and interest	124
Other assets	38
Total assets	340,669
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Bank overdraft	95
Payables:
Investment securities purchased	1,003
Fund shares redeemed	738
Investment management fees	56
Administrative fees	—
Distribution fees	16
Accrued expenses	78
Total liabilities	1,986
Net assets	$338,683
Summary of Net Assets:
Capital stock and paid-in-capital	$313,575
Undistributed net investment income	1,408
Accumulated net realized loss	(12,626)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	36,326
Net assets	$338,683

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.58/$13.31
Shares outstanding	12,643
Net assets	$159,104
Class B: Net asset value per share	$11.40
Shares outstanding	247
Net assets	$2,813
Class C: Net asset value per share	$11.38
Shares outstanding	2,506
Net assets	$28,522
Class I: Net asset value per share	$12.62
Shares outstanding	420
Net assets	$5,296
Class R3: Net asset value per share	$13.12
Shares outstanding	268
Net assets	$3,514
Class R4: Net asset value per share	$13.17
Shares outstanding	208
Net assets	$2,735
Class R5: Net asset value per share	$13.23
Shares outstanding	24
Net assets	$311
Class Y: Net asset value per share	$13.24
Shares outstanding	10,304
Net assets	$136,388

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$6,623
Interest	10
Less: Foreign tax withheld	(66)
Total investment income	6,567

Expenses:
Investment management fees	2,461
Administrative services fees	8
Transfer agent fees	537
Distribution fees
Class A	387
Class B	50
Class C	288
Class R3	12
Class R4	5
Custodian fees	19
Accounting services fees	45
Registration and filing fees	97
Board of Directors' fees	9
Audit fees	13
Other expenses	62
Total expenses (before waivers and fees paid indirectly)	3,993
Expense waivers	(42)
Transfer agent fee waivers	(11)
Commission recapture	(11)
Total waivers and fees paid indirectly	(64)
Total expenses, net	3,929
Net Investment Income	2,638
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	19,276
Net realized gain on foreign currency contracts	9
Net realized loss on other foreign currency transactions	(16)
Net Realized Gain on Investments and Foreign Currency Transactions	19,269
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	31,674
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	10
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	31,683
Net Gain on Investments and Foreign Currency Transactions	50,952
Net Increase in Net Assets Resulting from Operations	$53,590

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$2,638	$380
Net realized gain on investments and foreign currency transactions	19,269	41,799
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	31,683	(45,955)
Net Increase (Decrease) In Net Assets Resulting From Operations	53,590	(3,776)
Distributions to Shareholders:
From net investment income
Class A	(645)	—
Class I	(33)	(1)
Class R3	(8)	—
Class R4	(14)	—
Class R5	(2)	—
Class Y	(1,048)	(215)
Total distributions	(1,750)	(216)
Capital Share Transactions:
Class A	(12,511)	(28,622)
Class B	(6,114)	(6,482)
Class C	(4,861)	(1,325)
Class I	1,161	3,648
Class R3	1,585	1,668
Class R4	869	1,630
Class R5	146	25
Class Y	5,661	16,020
Net decrease from capital share transactions	(14,064)	(13,438)
Net Increase (Decrease) In Net Assets	37,776	(17,430)
Net Assets:
Beginning of period	300,907	318,337
End of period	$338,683	$300,907
Undistributed (distribution in excess of) net investment income (loss)	$1,408	$347

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

14

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

16

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the year ended October 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$9	$—	$—	$—	$—	$9
Total	$—	$9	$—	$—	$—	$—	$9

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,750	$216

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,544
Accumulated Capital Losses *	(11,791)
Unrealized Appreciation †	33,355
Total Accumulated Earnings	$25,108

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$173
Accumulated Net Realized Gain (Loss)	(173)

18

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2015	$2,757
2016	919
2017	8,115
Total	$11,791

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $15,813 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.   Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $1.5 billion	0.6000%
On next $2.5 billion.	0.5950%
On next $5 billion	0.5900%
Over $10 billion	0.5850%

19

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.35%
Class B	2.10
Class C	2.06
Class I	1.00
Class R3	1.55
Class R4	1.24
Class R5	0.95
Class Y	0.84

20

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $175 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $9.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.   Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	10	5%
Class R5	10	42
Class Y	9	0

As of October 31, 2012, 21% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

21

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

9.   Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$185,786
Sales Proceeds Excluding U.S. Government Obligations	200,681

10. Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,054	59	(3,170)	—	(1,057)	2,176	—	(4,970)	—	(2,794)
Amount	$24,003	$625	$(37,139)	$—	$(12,511)	$25,253	$—	$(53,875)	$—	$(28,622)
Class B
Shares	22	—	(604)	—	(582)	64	—	(696)	—	(632)
Amount	$227	$—	$(6,341)	$—	$(6,114)	$660	$—	$(7,142)	$—	$(6,482)
Class C
Shares	259	—	(723)	—	(464)	622	—	(771)	—	(149)
Amount	$2,754	$—	$(7,615)	$—	$(4,861)	$6,587	$—	$(7,912)	$—	$(1,325)
Class I
Shares	210	2	(113)	—	99	402	—	(105)	—	297
Amount	$2,448	$22	$(1,309)	$—	$1,161	$4,771	$1	$(1,124)	$—	$3,648
Class R3
Shares	146	1	(20)	—	127	157	—	(26)	—	131
Amount	$1,820	$8	$(243)	$—	$1,585	$1,948	$—	$(280)	$—	$1,668
Class R4
Shares	108	1	(36)	—	73	139	—	(14)	—	125
Amount	$1,315	$14	$(460)	$—	$869	$1,789	$—	$(159)	$—	$1,630
Class R5
Shares	12	—	—	—	12	2	—	—	—	2
Amount	$145	$2	$(1)	$—	$146	$25	$—	$—	$—	$25
Class Y
Shares	4,449	95	(3,964)	—	580	4,420	18	(3,325)	—	1,113
Amount	$53,215	$1,048	$(48,602)	$—	$5,661	$52,884	$215	$(37,079)	$—	$16,020
Total
Shares	7,260	158	(8,630)	—	(1,212)	7,982	18	(9,907)	—	(1,907)
Amount	$85,927	$1,719	$(101,710)	$—	$(14,064)	$93,917	$216	$(107,571)	$—	$(13,438)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	214	$2,460
For the Year Ended October 31, 2011	213	$2,392

22

11. Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12. Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13. Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15. Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No.

23

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16. Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

24

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25

The Hartford MidCap Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$–	$–	$(0.05)	$12.58
B	9.77	(0.02)	1.65	1.63	–	–	–	–	11.40
C	9.74	–	1.64	1.64	–	–	–	–	11.38
I	10.79	0.12	1.81	1.93	(0.10)	–	–	(0.10)	12.62
R3	11.23	0.06	1.88	1.94	(0.05)	–	–	(0.05)	13.12
R4	11.28	0.10	1.88	1.98	(0.09)	–	–	(0.09)	13.17
R5	11.31	0.14	1.88	2.02	(0.10)	–	–	(0.10)	13.23
Y	11.31	0.15	1.89	2.04	(0.11)	–	–	(0.11)	13.24

For the Year Ended October 31, 2011 (E)
A	10.69	0.01	0.05	0.06	–	–	–	–	10.75
B	9.79	(0.07)	0.05	(0.02)	–	–	–	–	9.77
C	9.77	(0.07)	0.04	(0.03)	–	–	–	–	9.74
I	10.72	0.04	0.05	0.09	(0.02)	–	–	(0.02)	10.79
R3	11.20	(0.03)	0.06	0.03	–	–	–	–	11.23
R4	11.21	(0.01)	0.08	0.07	–	–	–	–	11.28
R5	11.22	0.05	0.06	0.11	(0.02)	–	–	(0.02)	11.31
Y	11.22	0.06	0.06	0.12	(0.03)	–	–	(0.03)	11.31

For the Year Ended October 31, 2010 (E)
A	8.37	–	2.33	2.33	(0.01)	–	–	(0.01)	10.69
B	7.72	(0.06)	2.13	2.07	–	–	–	–	9.79
C	7.70	(0.07)	2.14	2.07	–	–	–	–	9.77
I(G)	9.71	–	1.01	1.01	–	–	–	–	10.72
R3(G)	10.17	(0.02)	1.05	1.03	–	–	–	–	11.20
R4(G)	10.17	–	1.04	1.04	–	–	–	–	11.21
R5(G)	10.17	0.01	1.04	1.05	–	–	–	–	11.22
Y	8.77	0.04	2.44	2.48	(0.03)	–	–	(0.03)	11.22

For the Year Ended October 31, 2009
A	6.53	0.04	1.82	1.86	(0.02)	–	–	(0.02)	8.37
B	6.03	0.01	1.68	1.69	–	–	–	–	7.72
C	6.03	(0.01)	1.68	1.67	–	–	–	–	7.70
Y	6.88	0.05	1.91	1.96	(0.07)	–	–	(0.07)	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	(5.81)	(5.79)	–	(2.48)	–	(2.48)	6.53
B	13.95	(0.05)	(5.39)	(5.44)	–	(2.48)	–	(2.48)	6.03
C	13.96	(0.06)	(5.39)	(5.45)	–	(2.48)	–	(2.48)	6.03
Y	15.39	0.05	(6.08)	(6.03)	–	(2.48)	–	(2.48)	6.88

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	During the year ended October 31, 2010, the Fund incurred $22.1 million in sales associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.
(G)	Commenced operations on May 28, 2010.
(H)	Not annualized.
(I)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses toAverage Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

17.55%		$159,104	1.38%		1.35%		0.67%		59%
16.68		2,813	2.38		2.10		(0.21)		–
16.84		28,522	2.06		2.06		(0.05)		–
18.02		5,296	1.00		1.00		1.06		–
17.41		3,514	1.55		1.55		0.50		–
17.70		2,735	1.25		1.25		0.79		–
18.07		311	0.96		0.95		1.14		–
18.22		136,388	0.84		0.84		1.24		–

0.56		147,222	1.38		1.35		0.05		54
(0.20)		8,100	2.32		2.10		(0.69)		–
(0.31)		28,939	2.09		2.09		(0.70)		–
0.81		3,459	1.04		1.04		0.34		–
0.27		1,584	1.60		1.55		(0.23)		–
0.62		1,523	1.29		1.25		(0.05)		–
0.96		136	0.99		0.95		0.43		–
1.01		109,944	0.88		0.88		0.51		–

27.83		176,359	1.44		1.35		0.01		48	(F)
26.81		14,305	2.32		2.10		(0.70)		–
26.88		30,467	2.13		2.10		(0.74)		–
10.40	(H)	254	0.95	(I)	0.95	(I)	0.06	(I)	–
10.13	(H)	110	1.60	(I)	1.55	(I)	(0.40	)(I)	–
10.23	(H)	110	1.30	(I)	1.25	(I)	(0.10	)(I)	–
10.32	(H)	111	1.00	(I)	0.96	(I)	0.20	(I)	–
28.39		96,621	0.90		0.90		0.39		–

28.63		127,459	1.60		1.21		0.65		52
28.03		21,782	2.53		1.78		0.09		–
27.69		23,058	2.28		2.02		(0.16)		–
28.89		8,798	0.90		0.90		0.93		–

(46.26)		127,999	1.44		1.40		0.15		52
(46.64)		24,329	2.31		2.06		(0.50)		–
(46.68)		24,418	2.15		2.15		(0.59)		–
(46.00)		7,983	0.92		0.92		0.64		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

28

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)  Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford MidCap Value Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford MidCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,019.45	$6.85	$1,000.00	$1,018.35	$6.85	1.35%	184	366
Class B	$1,000.00	$1,016.04	$10.59	$1,000.00	$1,014.63	$10.58	2.09	184	366
Class C	$1,000.00	$1,016.07	$10.34	$1,000.00	$1,014.88	$10.33	2.04	184	366
Class I	$1,000.00	$1,021.04	$4.98	$1,000.00	$1,020.21	$4.98	0.98	184	366
Class R3	$1,000.00	$1,018.63	$7.87	$1,000.00	$1,017.34	$7.86	1.55	184	366
Class R4	$1,000.00	$1,020.14	$6.35	$1,000.00	$1,018.85	$6.34	1.25	184	366
Class R5	$1,000.00	$1,021.62	$4.83	$1,000.00	$1,020.36	$4.82	0.95	184	366
Class Y	$1,000.00	$1,022.39	$4.17	$1,000.00	$1,021.01	$4.17	0.82	184	366

33

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Value Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, the Fund’s contractual management fees had been reduced at all asset levels and an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that the Fund’s contractual management fees had recently been reduced at all asset levels and an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

36

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-MCV12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Money Market Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT - 7.3%
Finance and Insurance - 7.3%
	Commercial Banking - 2.5%
	Sumitomo Mitsui Banking Corp.
$7,000	0.28%, 02/07/2013	$7,000
7,000	0.33%, 03/07/2013	7,000
		14,000
	Depository Credit Banking - 3.0%
	Toronto-Dominion Bank New York
5,500	0.19%, 01/28/2013	5,500
5,500	0.31%, 07/26/2013 Δ	5,500
5,500	0.40%, 09/13/2013 Δ	5,500
		16,500
	International Trade Financing (Foreign Banks) - 1.8%
	Royal Bank of Canada
5,500	0.36%, 07/30/2013 Δ	5,500
4,500	0.40%, 10/04/2013 Δ	4,500
		10,000
	Total certificates of deposit
	(cost $40,500)	$40,500

COMMERCIAL PAPER - 21.9%
Beverage and Tobacco Product Manufacturing - 2.4%
	Beverage Manufacturing - 2.4%
	Coca-Cola Co.
$3,000	0.19%, 11/05/2012	$3,000
6,500	0.24%, 12/04/2012 - 03/01/2013	6,497
3,500	0.27%, 02/04/2013	3,497
		12,994
Finance and Insurance - 19.5%
	Commercial Banking - 10.6%
	Bank of Tokyo-Mitsubishi UFJ Ltd.
5,600	0.31%, 12/04/2012	5,599
5,600	0.38%, 01/23/2013	5,595
5,500	0.39%, 02/27/2013	5,493
	Old Line Funding LLC
4,250	0.20%, 11/27/2012	4,249
6,250	0.23%, 11/26/2012 - 01/22/2013	6,248
	State Street Corp.
5,500	0.19%, 01/04/2013	5,498
10,500	0.20%, 11/07/2012 - 12/04/2012	10,499
	U.S. Bank
6,000	0.22%, 11/16/2012	6,000
3,000	0.27%, 12/06/2012	2,999
6,000	0.30%, 01/16/2013	5,996
		58,176
	Consumer Lending - 2.1%
	Straight-A Funding LLC
6,000	0.17%, 11/19/2012 ■	5,999
5,612	0.18%, 01/17/2013 ■	5,610
		11,609
	Depository Credit Banking - 0.5%
	Bank of Nova Scotia
3,000	0.15%, 11/02/2012	3,000

	International Trade Financing (Foreign Banks) - 2.3%
	Export Development Canada
5,600	0.15%, 11/26/2012	5,599
3,750	0.17%, 02/26/2013	3,748

	Kreditanstalt fuer Wiederaufbau
3,500	0.21%, 11/14/2012 ■	3,500
		12,847
	Nondepository Credit Banking - 2.4%
	General Electric Capital Corp.
3,000	0.29%, 11/30/2012	2,999
4,500	0.32%, 02/11/2013	4,496
	Toyota Motor Credit Corp.
5,500	0.21%, 02/26/2013	5,496
		12,991
	Securities and Commodity Contracts and Brokerage - 1.6%
	JP Morgan Chase & Co.
9,000	0.24%, 11/16/2012	8,999

		107,622
	Total commercial paper
	(cost $120,616)	$120,616

CORPORATE NOTES - 5.8%
Finance and Insurance - 5.8%
	Depository Credit Banking - 1.1%
	Wells Fargo Bank NA
$3,000	0.44%, 10/22/2013 Δ	$3,000
3,000	0.45%, 10/18/2013 Δ	3,000
		6,000
	Insurance Carriers - 1.0%
	MetLife Global Funding I
5,500	0.52%, 03/08/2013 ■ Δ	5,500

	International Trade Financing (Foreign Banks) - 2.1%
	Export Development Canada
5,600	0.20%, 02/15/2013 ■	5,612
6,000	0.21%, 01/29/2013 ■	6,003
		11,615
	Nondepository Credit Banking - 0.8%
	General Electric Capital Corp.
4,500	0.32%, 05/01/2013	4,601

	Securities and Commodity Contracts and Brokerage - 0.8%
	JP Morgan Chase Bank
4,250	0.39%, 06/18/2013 Δ	4,250

		31,966
	Total corporate notes
	(cost $31,966)	$31,966

FOREIGN GOVERNMENT OBLIGATIONS - 3.4%
	Canada - 3.4%
	Ontario (Province of)
$3,250	0.22%, 11/30/2012	$3,249
8,000	0.30%, 11/19/2012	8,007
3,770	0.58%, 11/19/2012 Δ	3,771

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 3.4%
	Canada - 3.4% - (continued)
	Quebec (Province of)
$3,500	0.18%, 12/03/2012	$3,499
		18,526
	Total foreign government obligations
	(cost $18,526)	$18,526

OTHER POOLS AND FUNDS - 4.0%
21,972	JP Morgan U.S. Government Money Market Fund	$21,972

	Total other pools and funds
	(cost $21,972)	$21,972

REPURCHASE AGREEMENTS - 19.5%
	Deutsche Bank Securities (maturing on 11/01/2012 in the amount of $28,000, collateralized by U.S. Treasury Note 0.75%, 2017, value of $20,506▼)
$28,000	0.28% dated 11/01/2012	$28,000
	Royal Bank of Canada (maturing on 11/01/2012 in the amount of $40,000, collateralized by U.S. Treasury Bill 0.10%, 2013, value of $40,816)
40,000	0.22% dated 11/01/2012	40,000
	UBS Warburg Securities, Inc. (maturing on 11/01/2012 in the amount of $39,419, collateralized by U.S. Treasury Note 1.50%, 2016, value of $40,207)
39,419	0.30% dated 11/01/2012	39,419

	Total repurchase agreements
	(cost $107,419)	$107,419

U.S. GOVERNMENT AGENCIES - 4.8%
	Federal Home Loan Mortgage Corp. - 3.7%
$20,500	0.15%, 12/17/2012 - 02/28/2013	$20,494

	Federal National Mortgage Association - 1.1%
3,100	0.14%, 01/16/2013	3,099
3,000	0.15%, 12/19/2012	3,000
		6,099

	Total U.S. government agencies
	(cost $26,593)	$26,593

U.S. GOVERNMENT SECURITIES - 24.6%
	Other Direct Federal Obligations - 1.9%
	Federal Home Loan Bank
$5,130	0.13%, 12/05/2012 - 12/17/2012	$5,129
5,500	0.14%, 01/18/2013	5,498
		10,627

	U.S. Treasury Notes - 22.7%
25,000	0.14%, 02/28/2013		25,040
75,000	0.15%, 11/30/2012 - 01/15/2013		75,078
25,000	0.17%, 04/15/2013		25,180
			125,298
	Total U.S. government securities
	(cost $135,925)		$135,925

	Total investments
	(cost $503,517) ▲	91.3%	$503,517
	Other assets and liabilities	8.7%	48,149
	Total net assets	100.0%	$551,666

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 15.2% of total net assets at October 31, 2012.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $32,224, which represents 5.8% of total net assets.

▼	The purchase of Deutsche Bank Securities repurchase agreement in the amount of $12,026, failed on trade date. Value of collateral shown reflects the amount needed to collateralize the prior day repurchase agreement.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Money Market Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$40,500	$–	$40,500	$–
Commercial Paper	120,616	–	120,616	–
Corporate Notes	31,966	–	31,966	–
Foreign Government Obligations	18,526	–	18,526	–
Other Pools and Funds	21,972	21,972	–	–
Repurchase Agreements	107,419	–	107,419	–
U.S. Government Agencies	26,593	–	26,593	–
U.S. Government Securities	135,925	–	135,925	–
Total	$503,517	$21,972	$481,545	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $396,098)	$396,098
Investments in repurchase agreements, at market value (cost $107,419)	107,419
Cash	57,060
Receivables:
Fund shares sold	5,247
Dividends and interest	467
Other assets	191
Total assets	566,482
Liabilities:
Payables:
Investment securities purchased	12,026
Fund shares redeemed	2,575
Investment management fees	54
Administrative fees	5
Distribution fees	43
Accrued expenses	113
Total liabilities	14,816
Net assets	$551,666
Summary of Net Assets:
Capital stock and paid-in-capital	$551,666
Undistributed net investment income	—
Accumulated net realized gain	—
Unrealized appreciation of investments	—
Net assets	$551,666

Shares authorized	5,100,000
Par value	$0.001
Class A: Net asset value per share	$1.00
Shares outstanding	306,946
Net assets	$306,946
Class B: Net asset value per share	$1.00
Shares outstanding	19,048
Net assets	$19,048
Class C: Net asset value per share	$1.00
Shares outstanding	56,199
Net assets	$56,199
Class R3: Net asset value per share	$1.00
Shares outstanding	22,587
Net assets	$22,587
Class R4: Net asset value per share	$1.00
Shares outstanding	134,923
Net assets	$134,923
Class R5: Net asset value per share	$1.00
Shares outstanding	4,728
Net assets	$4,728
Class Y: Net asset value per share	$1.00
Shares outstanding	7,235
Net assets	$7,235

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	1,017
Total investment income	1,017

Expenses:
Investment management fees	2,799
Administrative services fees	301
Transfer agent fees	913
Custodian fees	4
Accounting services fees	87
Registration and filing fees	215
Board of Directors' fees	19
Audit fees	18
Other expenses	84
Total expenses (before waivers and fees paid indirectly)	4,440
Expense waivers	(3,084)
Transfer agent fee waivers	(339)
Custodian fee offset	—
Total waivers and fees paid indirectly	(3,423)
Total expenses, net	1,017
Net Investment Income	—
Net Increase in Net Assets Resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net Increase In Net Assets Resulting From Operations	—	—
Capital Share Transactions:
Class A	(51,379)	16,086
Class B	(9,364)	(5,136)
Class C	(20,716)	15,051
Class R3	(1,646)	3,822
Class R4	(59,831)	(26,457)
Class R5	31	(4,504)
Class Y	(943)	5,182
Net increase (decrease) from capital share transactions	(143,848)	4,044
Net Increase (Decrease) In Net Assets	(143,848)	4,044
Net Assets:
Beginning of period	695,514	691,470
End of period	$551,666	$695,514
Undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 Years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

9

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

10

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 5% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

11

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization

12

of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

d)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation. The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

e)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

13

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	1.15%	0.85%	0.60%	0.55%

The Investment Manager has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver is voluntary and can be changed or terminated at any time without notice. There is no guarantee that the Fund will maintain a $1.00 net asset value per share or any particular level of yield.

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received contingent deferred sales charges of $142 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $11.  These commissions are in turn paid to sales representatives of the broker/dealers.

14

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Board of Directors has extended the reduction of payment of distribution and service fees through February 28, 2013. The Fund’s action results in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Directors’ action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	100	2%
Class Y	102	1

8.	Investment Transactions:

For the year ended October 31, 2012, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $44,538,208 and $44,728,993, respectively.

15

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	271,848	—	(323,227)	—	(51,379)	391,973	—	(375,887)	—	16,086
Amount	$271,848	$—	$(323,227)	$—	$(51,379)	$391,973	$—	$(375,887)	$—	$16,086
Class B
Shares	7,012	—	(16,376)	—	(9,364)	19,100	—	(24,236)	—	(5,136)
Amount	$7,012	$—	$(16,376)	$—	$(9,364)	$19,100	$—	$(24,236)	$—	$(5,136)
Class C
Shares	92,645	—	(113,361)	—	(20,716)	131,054	—	(116,003)	—	15,051
Amount	$92,645	$—	$(113,361)	$—	$(20,716)	$131,054	$—	$(116,003)	$—	$15,051
Class R3
Shares	8,601	—	(10,247)	—	(1,646)	12,830	—	(9,008)	—	3,822
Amount	$8,601	$—	$(10,247)	$—	$(1,646)	$12,830	$—	$(9,008)	$—	$3,822
Class R4
Shares	22,474	—	(82,305)	—	(59,831)	46,191	—	(72,648)	—	(26,457)
Amount	$22,474	$—	$(82,305)	$—	$(59,831)	$46,191	$—	$(72,648)	$—	$(26,457)
Class R5
Shares	1,911	—	(1,880)	—	31	2,878	—	(7,382)	—	(4,504)
Amount	$1,911	$—	$(1,880)	$—	$31	$2,878	$—	$(7,382)	$—	$(4,504)
Class Y
Shares	5,907	—	(6,850)	—	(943)	9,650	—	(4,468)	—	5,182
Amount	$5,907	$—	$(6,850)	$—	$(943)	$9,650	$—	$(4,468)	$—	$5,182
Total
Shares	410,398	—	(554,246)	—	(143,848)	613,676	—	(609,632)	—	4,044
Amount	$410,398	$—	$(554,246)	$—	$(143,848)	$613,676	$—	$(609,632)	$—	$4,044

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	1,710	$1,710
For the Year Ended October 31, 2011	1,962	$1,962

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

16

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Hartford Investment Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Money Market Fund
Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$1.00	$–	$–	$–	$–	$–	$–	$–	$1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2011
A	1.00	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2010
A	1.00	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2009
A	1.00	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2008
A	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
B	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
C	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
R3	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
R4	1.00	0.02	–	0.02	(0.02)	–	–	(0.02)	1.00
R5	1.00	0.03	–	0.03	(0.03)	–	–	(0.03)	1.00
Y	1.00	0.03	–	0.03	(0.03)	–	–	(0.03)	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Excluding the expenses not subject to cap, the ratio would have been 0.41%, 0.44%, 0.46%, 0.24%, 0.36%, 0.25% and 0.34% for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y, respectively.
(E)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.60%, 1.15%, 0.85%, 0.63% and 0.52% for Class A, Class B, Class C, Class R3, Class R4, Class R5 and Class Y, respectively.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

–%	$306,946	0.76%	0.16%		–%	N/A
–	19,048	0.71	0.16		–	–
–	56,199	0.62	0.16		–	–
–	22,587	0.72	0.16		–	–
–	134,923	0.67	0.16		–	–
–	4,728	0.62	0.16		–	–
–	7,235	0.52	0.16		–	–

–	358,325	0.73	0.18		–	N/A
–	28,412	0.70	0.18		–	–
–	76,915	0.61	0.18		–	–
–	24,233	0.70	0.18		–	–
–	194,754	0.65	0.18		–	–
–	4,697	0.60	0.18		–	–
–	8,178	0.50	0.18		–	–

–	342,239	0.72	0.21		–	N/A
–	33,548	0.70	0.21		–	–
–	61,864	0.62	0.21		–	–
–	20,411	0.71	0.21		–	–
–	221,211	0.66	0.21		–	–
–	9,201	0.61	0.21		–	–
–	2,996	0.51	0.21		–	–

0.05	386,036	0.88	0.45	(D)	0.03	N/A
0.03	51,225	1.11	0.48	(D)	–	–
0.03	76,846	1.06	0.50	(D)	–	–
0.04	11,621	0.79	0.28	(D)	–	–
0.06	250,995	0.78	0.40	(D)	0.02	–
0.09	69,464	0.66	0.29	(D)	0.02	–
0.11	1,596	0.58	0.38	(D)	0.09	–

2.31	486,596	0.99	0.90	(E)	2.23	N/A
1.54	66,581	1.71	1.65	(E)	1.40	–
1.60	140,174	1.60	1.60	(E)	1.49	–
2.07	529	1.35	1.15	(E)	1.33	–
2.37	148,465	0.94	0.85	(E)	1.91	–
2.60	8,826	0.63	0.63	(E)	2.09	–
2.69	1,595	0.52	0.52	(E)	2.77	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Money Market Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Money Market Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

20

The Hartford Money Market Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Money Market Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Money Market Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

24

The Hartford Money Market Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.00	$0.96	$1,000.00	$1,024.18	$0.97	0.19%	184	366
Class B	$1,000.00	$1,000.00	$0.96	$1,000.00	$1,024.18	$0.97	0.19	184	366
Class C	$1,000.00	$1,000.00	$0.96	$1,000.00	$1,024.18	$0.97	0.19	184	366
Class R3	$1,000.00	$1,000.00	$0.96	$1,000.00	$1,024.18	$0.97	0.19	184	366
Class R4	$1,000.00	$1,000.00	$0.96	$1,000.00	$1,024.18	$0.97	0.19	184	366
Class R5	$1,000.00	$1,000.00	$0.96	$1,000.00	$1,024.18	$0.97	0.19	184	366
Class Y	$1,000.00	$1,000.00	$0.96	$1,000.00	$1,024.18	$0.97	0.19	184	366

25

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Money Market Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations given the Fund’s focus on liquidity and preservation of capital.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

27

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board also considered that it had approved a temporary reduction of the distribution and service fees for the Fund’s Class A, Class B, Class C, Class R3 and Class R4 shares through February 28, 2013.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-MM12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Municipal Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Municipal Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Municipal Opportunities A#	12.58%	3.64%	2.69%
Municipal Opportunities A##	7.52%	2.69%	1.82%
Municipal Opportunities B#	11.75%	2.83%	1.90%
Municipal Opportunities B##	6.75%	2.50%	1.75%
Municipal Opportunities C#	11.73%	2.87%	1.94%
Municipal Opportunities C##	10.73%	2.87%	1.94%
Municipal Opportunities I#	12.83%	3.90%	2.97%
Barclays Municipal Bond Index	9.03%	6.02%	5.88%
Barclays Municipal Bond Non-Investment Grade Index	16.93%	5.03%	4.41%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company, which used a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Municipal Bond Index (formerly known as Barclays Capital Municipal Bond Index) is an unmanaged index of municipal bonds with maturities greater than two years.

Barclays Municipal Bond Non-Investment Grade Index (formerly known as Barclays Capital Municipal Bond Non-Investment Grade Index) is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund changed its benchmark from the Barclays Municipal Bond Non-Investment Grade Index to the Barclays Municipal Bond Index because the Fund’s investment manager believes that the Barclays Municipal Bond Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned 12.58%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Barclays Municipal Bond Index, which returned 9.03% for the same period. The Fund also outperformed the 11.03% return of the average fund in the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the annual period, fixed income markets were extremely volatile due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and Federal Open Market Committee (FOMC) - responded with bold policy moves in order to prop up the markets. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

In the municipal market, the investor search for yield was a persistent theme throughout the period, causing longer-duration and lower-rated municipals to end the most recent quarter posting modestly higher returns. Supply in the municipal market has been met with steady demand, as evidenced by positive net inflows into municipal bond mutual funds, particularly high-yield and long-duration funds. Although overall municipal defaults have not risen since last year, at the local level municipal bankruptcies have persisted as a concern for bondholders. California in particular has continued to make headlines. We believe that widespread defaults are unlikely; however, many municipalities remain under stress and research has been and we believe will continue to be the key to differentiating between winners and losers.

The portfolio’s overweight allocation to High Yield Revenue Bonds, in particular the Health Care sector, was a key driver of outperformance. An overweight allocation to the Industrial Development sector of Investment Grade Revenue Bonds was also additive. Security selection within the Education, Health Care and Transportation sectors of Investment Grade Revenue Bonds was also a positive contributor to relative returns. Finally, yield curve positioning over the period was a positive contributor to relative results, as the portfolio transitioned from a longer duration to a shorter duration posture.

What is the outlook?

The U.S. economy is expanding at a moderate pace. Europe and the U.S. fiscal cliff (i.e. expiration of certain tax rates cut combined with forced spending cuts) still pose risks. We ended the period with a modest procyclical risk posture. The municipal yield curve has flattened in line with the U.S. Treasury curve. New issue supply is expected to remain muted versus historic levels. Fund flows have continued to be strong. At the end of the period, we had a neutral duration position with a flattening bias and have been looking for opportunities to move into longer duration municipals.

Municipalities are under stress but we do not expect to see widespread defaults. State revenues continue to improve, but we believe that they will be offset by increasing pension and Medicaid expenses. We believe that Local General Obligations (GOs) will likely remain stressed until real estate prices improve. Municipal credit spreads have continued to tighten but are still attractive to us. We believe that security selection remains key in this sector. We ended the period underweight in GOs, especially at the local municipality level. We ended the period overweight in Health Care, Toll Roads, and Airports. We favor essential service revenue bonds such as such as water, sewer, and electric utilities.

The accompanying notes are an integral part of these financial statements.

3

The Hartford Municipal Opportunities Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.9%
Aa / AA	19.9
A	26.4
Baa / BBB	20.0
Ba / BB	5.4
B	5.5
Caa / CCC or Lower	0.2
Unrated	16.9
Non Debt Securities and Other Short-Term Instruments	1.9
Other Assets & Liabilities	0.9
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2012

Industry	Percentage of Net Assets
Airport Revenues	6.9%
General Obligations	13.4
Health Care/Services	22.4
Higher Education (Univ., Dorms, etc.)	10.0
Housing (HFA'S, etc.)	1.8
Industrial	5.7
Miscellaneous	13.9
Pollution Control	1.4
Prerefunded	1.3
Special Tax Assessment	3.5
Tax Allocation	5.7
Transportation	3.1
Utilities - Combined	0.9
Utilities - Electric	4.8
Utilities - Gas	1.1
Utilities - Water and Sewer	0.7
Waste Disposal	0.6
Short-Term Investments	1.9
Other Assets and Liabilities	0.9
Total	100.0%

4

The Hartford Municipal Opportunities Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.2%
	Alabama - 0.6%
	Mobile, AL, Industrial Development Board Pollution Obligor: Alabama Power Co
$2,540	1.65%, 06/01/2034	$2,579

	Alaska - 0.1%
	Alaska State Municipal Bond Bank Auth
375	5.75%, 09/01/2033	436

	Arizona - 2.6%
	Arizona State Health Fac Auth Hospital System Rev
1,000	5.00%, 02/01/2027	1,106
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	271
	Mohave County, AZ, IDA
3,000	8.00%, 05/01/2025	3,724
	Pima County, AZ, Industrial DA Education Rev Obligor: Legacy Traditional Charter School
1,485	8.50%, 07/01/2039	1,704
	Salt River, AZ, Agricultural Improvement
3,000	5.00%, 12/01/2027	3,643
		10,448
	California - 12.1%
	California State Communities DA Rev
585	1.02%, 04/01/2036 Δ	440
1,000	5.63%, 10/01/2032	1,031
2,250	6.00%, 08/15/2042	2,681
	California State GO
4,985	6.50%, 04/01/2033	6,249
	California State Pollution Control FA
2,805	4.75%, 12/01/2023	3,051
	California State Public Works Board Lease Rev
1,000	5.00%, 04/01/2034	1,096
2,000	5.25%, 10/01/2023	2,400
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,187
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,386
	California Statewide Communities DA Rev
2,000	5.00%, 12/01/2041	2,238
	Imperial, CA, Irrigation Dist Elec Rev
2,000	5.25%, 11/01/2031	2,298
	Irvine, CA, Improvement Bond Act
310	3.00%, 09/02/2014	321
	Los Angeles Cty, CA, Public Wks FA Lease Rev
1,000	5.00%, 08/01/2037	1,104
	Los Angeles, CA, Airport Rev
1,500	5.00%, 01/01/2032	1,650
	M-S-R Energy Auth Gas Rev
2,000	6.50%, 11/01/2039	2,804
	Port of Oakland, CA, GO
1,500	5.00%, 05/01/2023 - 05/01/2026	1,713
	San Buenaventura, CA, Obligor: Community Memorial Health System
1,000	7.50%, 12/01/2041	1,240
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,506
	San Francisco City & County, CA, Redev Agency, Community Fac Dist No. 6
530	6.13%, 08/01/2031	531
	San Francisco City & County, CA, Redev Agency, No. 6 Mission Bay South Pub
590	6.25%, 08/01/2033	591
	San Jose, CA, Redev Agency
2,575	5.00%, 08/01/2022	2,615
500	6.50%, 08/01/2023	539
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,557
	Southern California State Public Power Auth
2,000	5.25%, 07/01/2031	2,386
	Turlock, CA, Irrigation Dist
3,000	5.50%, 01/01/2041	3,404
		49,018
	Colorado - 1.0%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
630	5.00%, 12/01/2026	481
	Colorado State Health Fac Auth Rev
1,500	5.25%, 11/15/2035	1,618
	Denver, CO, City & County Special Fac Airport Rev
2,000	5.25%, 10/01/2032	2,035
		4,134
	Connecticut - 2.1%
	Bridgeport, CT, GO
860	4.00%, 08/15/2014	905
	Connecticut State DA Pollution Control Rev
2,315	1.55%, 05/01/2031	2,326
	Connecticut State Special Obligation Parking Rev
1,290	6.60%, 07/01/2024	1,290
	Hamden, CT, Facilities Rev, Whitney Center Proj Ser A
1,250	7.63%, 01/01/2030	1,386
2,250	7.75%, 01/01/2043	2,430
		8,337
	District of Columbia - 0.4%
	Metropolitan Washington, DC, Airport Auth System Rev
1,450	5.00%, 10/01/2022	1,739

	Florida - 6.5%
	Colonial Country Club Community Development Dist, Capital Improvement Rev
1,955	6.40%, 05/01/2033	2,022
	Florida Village Community Development Dist No 8
2,480	6.38%, 05/01/2038	2,993
	Greater Orlando, FL, Aviation Auth
3,340	5.00%, 10/01/2021 - 10/01/2024	3,913

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.2% - (continued)
	Florida - 6.5% - (continued)
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
$125	5.25%, 11/15/2036	$147
	Highlands County, FL, Health Fac Auth
1,905	5.25%, 11/15/2036	2,054
	Hillsborough County, FL, IDA (Prerefunded with US Gov't Securities)
1,150	8.00%, 08/15/2032	1,638
	Hillsborough County, FL, School Board
630	5.00%, 07/01/2031	691
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc
2,000	6.25%, 09/01/2027	2,206
	Jacksonville, FL, Sales Tax Rev
2,700	5.00%, 10/01/2021	3,245
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,823
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ●	175
	Miami Beach, FL, Health Fac Auth
500	5.00%, 11/15/2029	550
	Miami-Dade County, FL, Health Fac Auth
1,000	6.00%, 08/01/2030	1,191
	Orange County, FL, School Board
2,130	5.00%, 08/01/2026	2,485
	River Bend Community Development Dist, Capital Improvement Rev
1,755	0.00%, 11/01/2015 ●	404
	Village, FL, Community Development Dist #5
805	6.50%, 05/01/2033	821
		26,358
	Georgia - 2.1%
	Burke County, GA, DA
3,000	1.25%, 01/01/2052	3,029
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,237
	Dekalb Newton & Gwinnett Counties, GA, Joint DA
1,500	6.00%, 07/01/2034	1,745
	Marietta, GA, DA Life University Inc Proj
1,500	7.00%, 06/15/2030	1,601
		8,612
	Illinois - 6.5%
	Aurora, IL, Tax Increment Rev
940	6.75%, 12/30/2027	985
	Chicago, IL, O'Hare International Airport Rev
835	5.00%, 01/01/2014 - 01/01/2015	890
1,000	5.25%, 01/01/2027	1,033
2,210	6.00%, 01/01/2017	2,326
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
192	0.00%, 03/01/2037 ●	86
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,591
	Illinois FA Rev, Silver Cross Hospital & Medicine
3,000	5.50%, 08/15/2030	3,264
	Illinois State FA Rev Obligor: The Admiral at the Lake
3,000	6.00%, 05/15/2017	3,007
	Illinois State GO
1,085	4.00%, 08/01/2014	1,142
1,500	5.00%, 01/01/2022	1,680
1,500	5.25%, 01/01/2021	1,765
	Illinois State Unemployment Insurance Fund Rev
2,500	5.00%, 06/15/2019 - 12/15/2019	2,775
	Metropolitan Pier & Exposition Auth, IL
5,000	5.90%, 12/15/2032 ○	1,995
	Railsplitter, IL, Tobacco Settlement Auth
3,000	6.00%, 06/01/2028	3,581
		26,120
	Indiana - 0.5%
	Vigo County, IN, Hospital Auth
2,000	5.75%, 09/01/2042 ■	2,044

	Kentucky - 1.2%
	Louisville & Jefferson County, KY, Metropolitan Government Rev
1,710	1.65%, 10/01/2033 Δ	1,720
1,515	5.00%, 12/01/2023	1,804
	Warren County, KY, Hospital Rev
1,000	5.00%, 10/01/2037	1,083
		4,607
	Louisiana - 3.0%
	Louisiana State Local Government Environmental Fac Obligor: Westlake Chemical Corp
4,000	6.75%, 11/01/2032	4,497
	Louisiana State Office Fac Corp Lease Rev
3,925	5.00%, 11/01/2021	4,760
	New Orleans, LA, Aviation Board
2,500	6.00%, 01/01/2023	2,955
		12,212
	Maryland - 0.1%
	Maryland State Health & Higher Education
280	3.75%, 07/01/2034 ☼	279

	Massachusetts - 4.8%
	Massachusetts State Development Fin Agency Rev
300	5.00%, 07/01/2014	317
1,200	8.00%, 04/15/2031	1,483
	Massachusetts State GO
8,000	0.25%, 03/01/2026 Δ	8,000
3,335	12.59%, 04/01/2019 ■λ	5,227
	Massachusetts State Health & Education FA Rev, Simmons College Ser I
2,355	8.00%, 10/01/2039	2,758
	Massachusetts State PA
455	4.00%, 07/01/2022	499
1,035	5.00%, 07/01/2021 - 07/01/2023	1,226
		19,510
	Michigan - 3.6%
	Detroit, MI, Water & Sewage Dept
1,500	5.00%, 07/01/2018	1,721

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.2% - (continued)
	Michigan - 3.6% - (continued)
	Kent, MI, Hospital FA
$5,175	6.00%, 07/01/2035	$5,418
	Michigan State Public Educational FA Rev, Limited Obligation Chandler Park Academy
2,025	6.35%, 11/01/2028	2,086
	Michigan State Strategic Fund Exempt Fac Rev
1,300	3.20%, 08/01/2027	1,325
	Royal Oak, MI, Hospital FA
2,000	8.25%, 09/01/2039	2,569
	Wayne County, MI, Airport Auth Rev
1,275	5.00%, 12/01/2015	1,417
		14,536
	Minnesota - 1.5%
	Tobacco Securitization Auth, MN Settlement Rev
5,400	5.25%, 03/01/2026 - 03/01/2031	6,128

	Missouri - 1.1%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027	76
	Kirkwood, MO, Industrial DA Retirement Community
3,500	8.25%, 05/15/2045	4,214
		4,290
	Nebraska - 0.3%
	Washington County, NE, Wastewater Solid Waste Disposal Facilities Rev
1,245	1.38%, 09/01/2030	1,244

	Nevada - 1.6%
	Clark County, NV, School Dist GO
1,625	5.00%, 06/15/2020	1,803
	Mesquite, NV, Special Improvement Dist 07-01
455	6.00%, 08/01/2027	419
	Nevada State GO
3,500	5.00%, 08/01/2019	4,267
		6,489
	New Jersey - 2.9%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855	5.75%, 10/01/2031	3,341
	New Jersey State Econ DA
2,000	4.88%, 09/15/2019	2,039
1,530	5.00%, 06/15/2018	1,773
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,531
	New Jersey State Housing & Mortgage FA
1,970	4.50%, 10/01/2030	2,129
		11,813
	New Mexico - 1.1%
	Los Alamos County, NM, Tax Improvement Rev
3,000	5.88%, 06/01/2027	3,599
	Montecito Estates, NM, Public Improvement Dist
950	7.00%, 10/01/2037	978
		4,577
	New York - 7.9%
	Erie County, NY, IDA Global Concepts Charter School Proj
1,485	6.25%, 10/01/2037	1,506
	New York & New Jersey PA
2,000	5.00%, 12/01/2023	2,155
	New York City, NY, Industrial Development Agency
275	5.00%, 07/01/2013	281
	New York City, NY, Transitional FA Rev
5,000	0.22%, 08/01/2031 ‡Δ	5,000
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
1,500	6.13%, 12/01/2029	1,674
	New York State Dormitory Auth Rev
5,570	5.00%, 03/15/2022 - 12/15/2029	6,799
	New York State Thruway Auth
1,000	5.00%, 01/01/2019	1,200
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,981
	Newburth, NY, GO
1,145	5.00%, 06/15/2019	1,233
	TSASC, Inc NY
2,500	5.00%, 06/01/2034	2,060
	Ulster County, NY, IDA
1,750	6.00%, 09/15/2037	1,294
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
3,000	6.00%, 09/15/2027	2,260
	Ulster County, NY, Industrial Development Agency Obligor: Kingston Regional Senior Living Corp
2,000	6.00%, 09/15/2042	1,481
		31,924
	North Carolina - 0.7%
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,713
	North Carolina State Medical Care Commission Obligor: Galloway Ridge, Inc
1,000	6.00%, 01/01/2039	1,087
		2,800
	Ohio - 4.1%
	Allen County, OH, Hospital Fac Rev
2,000	5.00%, 05/01/2023	2,343
	Buckeye, OH, Tobacco Settlement FA
4,580	6.00%, 06/01/2042	4,047
5,795	6.50%, 06/01/2047	5,433
	Hamilton County, OH, Health Care Fac Rev
1,750	5.00%, 06/01/2019 - 06/01/2020	2,015
	Ohio State Solid Waste Rev
1,500	2.25%, 11/01/2022	1,500

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.2% - (continued)
	Ohio - 4.1% - (continued)
	Ohio State Hospital Fac Rev
$880	5.50%, 01/01/2039	$993
		16,331
	Oklahoma - 0.6%
	Norman, OK, Regional Hospital Auth Rev
2,310	5.25%, 09/01/2019	2,500

	Oregon - 0.8%
	Oregon State Health & Science University Rev
2,500	5.00%, 07/01/2020 - 07/01/2022	3,030

	Other U.S. Territories - 1.6%
	Guam Government GO
2,000	6.75%, 11/15/2029	2,233
	Guam Government Power Auth Rev
1,000	5.00%, 10/01/2030	1,121
	Guam Government, Dept of Education John F Kennedy High School Ser A
2,000	6.63%, 12/01/2030	2,187
	Guam Government, Limited Obligation Rev Section 30 Ser A
935	5.75%, 12/01/2034	1,050
		6,591
	Pennsylvania - 4.8%
	Allegheny County, PA, Industrial DA Charter School
1,190	6.75%, 08/15/2035	1,258
	Allegheny County, PA, Public Imps GO
2,500	5.00%, 12/01/2034	2,811
	Beaver County, PA, Development Auth Rev
1,500	2.70%, 04/01/2035 Δ	1,508
	Pennsylvania Econ Development FA Rev, Allegheny Energy Supply
3,000	7.00%, 07/15/2039	3,594
	Pennsylvania State GO
1,000	7.00%, 07/15/2028	1,170
	Pennsylvania State IDA
2,250	5.00%, 07/01/2021	2,701
	Pennsylvania State Turnpike Commission Rev
1,335	6.00%, 06/01/2028	1,633
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	871
800	6.50%, 04/01/2034	927
	Pittsburgh, PA, School Dist GO
2,325	5.00%, 09/01/2021 - 09/01/2023	2,819
		19,292
	Rhode Island - 0.5%
	Cranston, RI, GO
1,415	5.00%, 07/01/2019	1,626
	Rhode Island Tobacco Settlement Financing Corp
375	6.00%, 06/01/2023	376
		2,002
	South Carolina - 0.2%
	Lancaster County, SC, Sun City Assessment
1,987	0.00%, 11/01/2017 ●	934

	South Dakota - 1.1%
	South Dakota State Education Enhancement
4,030	6.50%, 06/01/2032	4,172
	South Dakota State Housing DA
185	6.13%, 05/01/2033	186
		4,358
	Tennessee - 0.2%
	Johnson City, TN, Health & Educational Fac Board Hospital Rev
500	6.50%, 07/01/2038	602

	Texas - 10.9%
	Brazos Harbor, TX, Industrial Development Corp
1,500	5.90%, 05/01/2038	1,701
	Brazos River Harbor, TX, Navigation Dist
1,000	5.95%, 05/15/2033	1,146
	Clifton, TX, Higher Education Fin Corp
2,000	8.75%, 02/15/2028	2,291
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp
2,000	6.15%, 01/01/2016	2,002
	Dallas-Fort Worth, TX, International Airport Rev
2,000	5.00%, 11/01/2038	2,189
	Houston, TX, Higher Education Fin Corp
465	5.88%, 05/15/2021	543
1,000	6.88%, 05/15/2041	1,221
	Kimble County, TX, Hospital Dist GO
2,500	6.25%, 08/15/2033	2,855
	Lewisville, TX, Combination Contract Rev
3,940	6.13%, 09/01/2029	4,092
	Lewisville, TX, Combination Contract Rev (Prerefunded with US Gov't Securities)
60	6.13%, 09/01/2029	66
	Lower Colorado River, TX, Auth Rev
55	7.25%, 05/15/2037	62
	Lower Colorado River, TX, Auth Rev (Prerefunded with US Gov't Securities)
2,945	7.25%, 05/15/2037	3,449
	Maverick County, TX, Public Fac Corp Proj Rev
1,325	6.25%, 02/01/2024	1,242
	North, TX, Tollway Auth Rev
2,995	5.00%, 01/01/2022	3,591
	San Antonio, TX, Airport System Rev
1,985	5.00%, 07/01/2023	2,348
	Texas Private Activity Surface Transportation, LBJ Infrastructure Group
1,000	7.00%, 06/30/2040	1,234
	Texas State Midwest Public Fac Corp Rev
3,000	0.00%, 10/01/2030 ●	900
	Texas State Municipal Gas Acquisition & Supply
1,500	5.63%, 12/15/2017	1,684
	Texas State Private Activity Surface Transportation
3,000	6.88%, 12/31/2039	3,638

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 97.2% - (continued)
	Texas - 10.9% - (continued)
	Texas State Public FA Charter School
$3,555	5.38%, 02/15/2037		$3,734
1,000	6.20%, 02/15/2040		1,154
	Travis County, TX, Health Fac Development
2,000	7.13%, 11/01/2040		2,343
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035		614
			44,099
	Virginia - 1.3%
	Norfolk, VA, Redev & Housing Auth Rev Obligor: Fort Norfolk Retirement Community, Inc
1,005	6.13%, 01/01/2035		1,012
	Virginia State Small Business FA Rev Obligor: Hamptons Road Pronton Beam Therapy
2,000	9.00%, 07/01/2039		2,155
	Washington County, VA, Industrial DA Hospital
1,750	7.75%, 07/01/2038		2,188
			5,355
	Washington - 3.3%
	Grant County, WA, Utility Dist #2
3,730	5.00%, 01/01/2022 - 01/01/2023		4,400
	King County, WA, Public Hospital GO
3,000	7.25%, 12/01/2038		3,163
	Washington State Health Care Facilities Auth, VA Mason Medical
3,600	6.13%, 08/15/2037		3,971
	Washington State, Health Care Fac Auth
1,650	5.00%, 10/01/2042		1,957
			13,491
	West Virginia - 0.8%
	West Virginia State Econ DA Solid Waste Disposal Fac
915	2.25%, 01/01/2041		923
	West Virginia State Hospital FA
2,000	9.13%, 10/01/2041		2,435
			3,358
	Wisconsin - 2.7%
	Wisconsin State GO
185	5.75%, 05/01/2033		222
1,295	6.00%, 05/01/2036		1,584
	Wisconsin State Health & Educational Fac Auth Rev
6,000	5.00%, 02/15/2040 - 04/01/2042		6,558
2,465	5.25%, 08/15/2024		2,637
			11,001
	Total municipal bonds
	(cost $361,543)		$393,178

	Total long-term investments
	(cost $361,543)		$393,178

SHORT-TERM INVESTMENTS - 1.9%
7,482	Investment Pools and Funds - 1.9%
	JP Morgan Tax Free Money Market Fund		$7,482

	Total short-term investments
	(cost $7,482)		$7,482

	Total investments
	(cost $369,025) ▲	99.1%	$400,660
	Other assets and liabilities	0.9%	3,750
	Total net assets	100.0%	$404,410

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $7,271, which represents 1.8% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

λ	Inverse floating rate certificate issued by a third party securitization trust and purchased directly through a cash transaction; rate varies inversely to short-term interest rates and the rate presented is the effective rate at October 31, 2012.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $275 at October 31, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	393,178	–	393,178	–
Short-Term Investments	7,482	7,482	–	–
Total	$400,660	$7,482	$393,178	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $369,025)	$400,660
Receivables:
Investment securities sold	1,218
Fund shares sold	475
Dividends and interest	5,955
Other assets	29
Total assets	408,337
Liabilities:
Bank overdraft	5
Payables:
Investment securities purchased	2,988
Fund shares redeemed	598
Investment management fees	49
Dividends	208
Distribution fees	38
Accrued expenses	41
Total liabilities	3,927
Net assets	$404,410
Summary of Net Assets:
Capital stock and paid-in-capital	$408,847
Undistributed net investment income	102
Accumulated net realized loss	(36,174)
Unrealized appreciation of investments	31,635
Net assets	$404,410

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.66/$9.07
Shares outstanding	23,420
Net assets	$202,931
Class B: Net asset value per share	$8.66
Shares outstanding	646
Net assets	$5,597
Class C: Net asset value per share	$8.67
Shares outstanding	13,574
Net assets	$117,699
Class I: Net asset value per share	$8.68
Shares outstanding	9,006
Net assets	$78,183

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Interest	$19,261
Total investment income	19,261

Expenses:
Investment management fees	2,133
Transfer agent fees	166
Distribution fees
Class A	483
Class B	58
Class C	1,121
Custodian fees	4
Accounting services fees	70
Registration and filing fees	86
Board of Directors' fees	11
Audit fees	13
Other expenses	93
Total expenses (before waivers)	4,238
Expense waivers	(15)
Total waivers	(15)
Total expenses, net	4,223
Net Investment Income	15,038
Net Realized Gain on Investments:
Net realized gain on investments in securities	9,342
Net Realized Gain on Investments	9,342
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	20,398
Net Changes in Unrealized Appreciation of Investments	20,398
Net Gain on Investments	29,740
Net Increase in Net Assets Resulting from Operations	$44,778

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$15,038	$19,269
Net realized gain (loss) on investments	9,342	(10,546)
Net unrealized appreciation (depreciation) of investments	20,398	(14,992)
Net Increase (Decrease) In Net Assets Resulting From Operations	44,778	(6,269)
Distributions to Shareholders:
From net investment income
Class A	(7,812)	(10,093)
Class B	(192)	(295)
Class C	(3,698)	(5,051)
Class I	(3,292)	(3,932)
Total distributions	(14,994)	(19,371)
Capital Share Transactions:
Class A	10,611	(47,063)
Class B	(591)	(1,298)
Class C	5,629	(17,782)
Class I	2,655	(8,220)
Net increase (decrease) from capital share transactions	18,304	(74,363)
Net Increase (Decrease) In Net Assets	48,088	(100,003)
Net Assets:
Beginning of period	356,322	456,325
End of period	$404,410	$356,322
Undistributed (distribution in excess of) net investment income (loss)	$102	$58

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Opportunities Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current
15

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

17

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

c)	Inverse Floating Rate Securities – The Fund may invest in inverse floating rate certificates (“inverse floater”). The inverse floaters purchased by the Fund are created by the deposit of municipal bonds into a special purpose trust created by an unaffiliated broker-dealer. The trust issues floating rate certificates with par equal to some fraction of the deposited bonds’ par amount or market value. The floating rate certificates pay short-term tax-exempt interest to the holder(s) of the floating rate certificate(s). The trust also issues an inverse floater that receives all remaining or residual interest in the trust after payment of amounts due to the floating rate bondholder and trust-related fees. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders. The inverse floater holder bears substantially all of the underlying municipal bonds’ investment risk and also benefits disproportionately from any potential appreciation of the underlying bond. The price of an inverse floater will be more volatile than that of the underlying municipal bond(s) because the interest rate is dependent on both the fixed coupon rate of the underlying municipal bond(s) and also the short-term interest paid on the floating rate certificates and because the inverse floater bears the risk of loss of the underlying bond(s).

18

The Fund may purchase an inverse floater in a secondary market transaction or enter into a tender option bond program by negotiating the terms of the program and subsequently purchasing the resulting inverse floater without first owning the underlying municipal bond(s) (“externally deposited inverse floater”). The Fund may also sell a fixed rate municipal bond to a broker-dealer for deposit into a special purpose trust and receive the residual interest in the trust (“self deposited inverse floater”). The inverse floaters held by the Fund can only be sold to qualified institutional buyers and entitle the Fund to collapse the trust causing the holders of the floating rate certificates to tender their notes at par and, at the Fund’s discretion, to have the broker transfer the underlying municipal bond(s) held by the trust to the Fund. The sale of inverse floaters may involve delay or additional costs. The Fund, as shown on the Schedule of Investments, had outstanding externally deposited inverse floaters as of October 31, 2012.

4.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

19

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Tax Exempt Income †	$14,989	$19,507
Ordinary Income	122	181

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$310
Accumulated Capital Losses *	(36,174)
Unrealized Appreciation †	31,635
Total Accumulated Deficit	$(4,229)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

20

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$3,863
2017	15,644
2018	6,121
2019	10,546
Total	$36,174

During the year ended October 31, 2012, the Fund utilized $9,343 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $1.5 billion	0.4750%
On next $2.5 billion	0.4650%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

21

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

d)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $638 and contingent deferred sales charges of $30 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

22

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $22.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$213,035
Sales Proceeds Excluding U.S. Government Obligations	186,322

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	7,638	773	(7,151)	—	1,260	7,656	986	(14,613)	—	(5,971)
Amount	$64,324	$6,520	$(60,233)	$—	$10,611	$60,276	$7,768	$(115,107)	$—	$(47,063)
Class B
Shares	36	17	(123)	—	(70)	27	28	(222)	—	(167)
Amount	$304	$145	$(1,040)	$—	$(591)	$221	$217	$(1,736)	$—	$(1,298)
Class C
Shares	2,569	333	(2,228)	—	674	2,512	456	(5,252)	—	(2,284)
Amount	$21,567	$2,801	$(18,739)	$—	$5,629	$19,897	$3,596	$(41,275)	$—	$(17,782)
Class I
Shares	3,308	275	(3,245)	—	338	4,927	320	(6,217)	—	(970)
Amount	$27,598	$2,321	$(27,264)	$—	$2,655	$38,889	$2,527	$(49,636)	$—	$(8,220)
Total
Shares	13,551	1,398	(12,747)	—	2,202	15,122	1,790	(26,304)	—	(9,392)
Amount	$113,793	$11,787	$(107,276)	$—	$18,304	$119,283	$14,108	$(207,754)	$—	$(74,363)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	2	$20
For the Year Ended October 31, 2011	13	$102

23

The Hartford Municipal Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

24

13.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

25

The Hartford Municipal Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$–	$–	$(0.34)	$8.66
B	8.01	0.28	0.65	0.93	(0.28)	–	–	(0.28)	8.66
C	8.02	0.28	0.65	0.93	(0.28)	–	–	(0.28)	8.67
I	8.03	0.36	0.65	1.01	(0.36)	–	–	(0.36)	8.68

For the Year Ended October 31, 2011
A	8.47	0.44	(0.46)	(0.02)	(0.44)	–	–	(0.44)	8.01
B	8.47	0.38	(0.46)	(0.08)	(0.38)	–	–	(0.38)	8.01
C	8.48	0.38	(0.46)	(0.08)	(0.38)	–	–	(0.38)	8.02
I	8.49	0.46	(0.46)	–	(0.46)	–	–	(0.46)	8.03

For the Year Ended October 31, 2010
A	8.02	0.45	0.45	0.90	(0.45)	–	–	(0.45)	8.47
B	8.01	0.38	0.47	0.85	(0.39)	–	–	(0.39)	8.47
C	8.02	0.39	0.46	0.85	(0.39)	–	–	(0.39)	8.48
I	8.03	0.47	0.46	0.93	(0.47)	–	–	(0.47)	8.49

For the Year Ended October 31, 2009
A	7.27	0.42	0.76	1.18	(0.43)	–	–	(0.43)	8.02
B	7.26	0.36	0.76	1.12	(0.37)	–	–	(0.37)	8.01
C	7.27	0.37	0.75	1.12	(0.37)	–	–	(0.37)	8.02
I	7.27	0.44	0.76	1.20	(0.44)	–	–	(0.44)	8.03

For the Year Ended October 31, 2008
A	9.46	0.49	(2.19)	(1.70)	(0.49)	–	–	(0.49)	7.27
B	9.46	0.42	(2.19)	(1.77)	(0.43)	–	–	(0.43)	7.26
C	9.46	0.42	(2.18)	(1.76)	(0.43)	–	–	(0.43)	7.27
I	9.47	0.51	(2.19)	(1.68)	(0.52)	–	–	(0.52)	7.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(E)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.70%, 1.66% and 0.66% for Class A, Class B, Class C and Class I, respectively.

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(C)

12.58%	$202,931	0.91%	0.91	%(D)	4.05%	51%
11.75	5,597	1.72	1.66	(D)	3.32	–
11.73	117,699	1.67	1.66	(D)	3.31	–
12.83	78,183	0.67	0.66	(D)	4.31	–

0.03	177,569	0.94	0.93	(D)	5.58	41
(0.72)	5,739	1.75	1.68	(D)	4.84	–
(0.72)	103,439	1.70	1.68	(D)	4.83	–
0.28	69,575	0.70	0.68	(D)	5.82	–

11.56	238,332	0.92	0.92	(E)	5.49	15
10.82	7,475	1.72	1.72	(E)	4.68	–
10.85	128,723	1.68	1.68	(E)	4.72	–
11.93	81,795	0.68	0.68	(E)	5.72	–

16.93	222,328	0.92	0.85		5.81	26
16.00	7,523	1.75	1.68		4.97	–
16.04	111,097	1.69	1.62		5.04	–
17.30	70,162	0.69	0.62		6.04	–

(18.60)	171,281	0.92	0.40		5.61	65
(19.36)	4,664	1.73	1.19		4.81	–
(19.24)	76,650	1.70	1.17		4.86	–
(18.50)	54,029	0.69	0.17		5.84	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Municipal Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Municipal Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

28

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Municipal Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Municipal Opportunities Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Municipal Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios, including expenses not subject to cap, multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current ½ year	Days in the full year
Class A	$1,000.00	$1,043.74	$4.57	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class B	$1,000.00	$1,039.83	$8.46	$1,000.00	$1,016.84	$8.37	1.65	184	366
Class C	$1,000.00	$1,039.78	$8.46	$1,000.00	$1,016.84	$8.37	1.65	184	366
Class I	$1,000.00	$1,044.94	$3.34	$1,000.00	$1,021.87	$3.30	0.65	184	366

33

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Municipal Opportunities Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford Municipal Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

36

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-M012 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Short Duration Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Short Duration A#	4.37%	3.35%	3.23%
Short Duration A##	2.28%	2.72%	2.92%
Short Duration B#	4.48%	2.85%	2.61	%*
Short Duration B##	-0.52%	2.49%	2.61	%*
Short Duration C#	3.60%	2.59%	2.47%
Short Duration C##	2.60%	2.59%	2.47%
Short Duration I#	4.75%	3.55%	3.33%
Short Duration R3#	4.07%	3.54%	3.34	%‡
Short Duration R4#	4.48%	3.63%	3.39	%‡
Short Duration R5#	4.69%	3.68%	3.42	%‡
Short Duration Y#	4.84%	3.69%	3.42	%‡
Barclays 1-3 Year U.S. Government/Credit Index	1.15%	3.20%	3.23%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.
‡	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 2.00% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10.  Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.   Class R3, R4 and R5 shares commenced operations on 9/30/11.  Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.  Class Y shares commenced operations on 11/28/03.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index (formerly known as Barclays Capital 1-3 Year U.S. Government/Credit Index) is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Short Duration Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Timothy E. Smith
Senior Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 4.37%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which returned 1.15% for the same period. The Fund also outperformed the 3.25% return of the average fund in the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and the U.S. Federal Reserve Board (Fed) - responded with bold policy moves. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fed remained extremely accommodative throughout the period, which further supported fixed income assets. In September, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of additional mortgage-backed securities per month. Additionally, the central bank extended its rates guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Economic data released throughout the period painted a mixed picture of the U.S. economy. Consumer confidence weakened and the labor market remained sluggish. However, there was growing enthusiasm over a recovery in housing as home prices showed their first year-over-year gain in years.

The Treasury yield curve flattened over the period as longer-term rates declined more than short-term yields. All of the major fixed income sectors posted strong absolute returns driven by the decline in Treasury yields, and all sectors outperformed Treasuries on a duration-adjusted basis.

Fixed income credit sectors significantly outperformed during the period, sparked by aggressive monetary policy actions from both the Fed and ECB. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to investment grade corporates, especially Financials, was the top contributor to outperformance as this subsector benefitted following the reduction of tail risk from Europe. Allocations to high yield and bank loans were also strong positives for relative performance. Our allocation to the Agency MBS sector was additive as the announcement of the Fed’s Quantitative Easing 3 policy boosted performance of this sector. Exposures to both CMBS (commercial mortgage backed securities) and ABS (asset backed securities) were also favorable for relative results.

What is the outlook?

The U.S. is still faced with many challenges surrounding its fiscal situation, including uncertainty on tax and entitlement reform, potential spending cuts, political gridlock, and the impending fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts). In Europe, fiscal austerity, soft employment numbers, and decelerating economic activity continue to take their toll on the region. Overall, we expect U.S. economic momentum to be slow but positive with short-term growth prospects vulnerable to shocks. Therefore, at the end of the period we maintained a modest pro-cyclical risk posture. The Fed appears willing to tolerate higher inflation in exchange for market stability and we believe it will continue to provide accommodation until employment improves. We had a neutral duration and yield curve posture believing that rates will stay low for an extended period.

As of the end of the period, we continued to be positioned with an underweight to the U.S. Government sector, as we

3

The Hartford Short Duration Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

believe that there are more compelling opportunities in other sectors. As of October 31, 2012, we were overweight the Investment Grade Credit sector due to strong credit fundamentals. Within Investment Grade Corporates, we continued to favor U.S. financial companies which have de-levered significantly. We continued to maintain our allocation to agency MBS based on its strong liquidity and income advantage over U.S. Treasuries. At the end of the period, we held a modest position in prime, non-agency MBS. We believe that the recovery in housing and improvement in home prices bode well for the non-agency MBS sector while valuations remain attractive. In the CMBS market, we continued to believe that there is strong collateralization in senior CMBS tranches and long-term valuations are attractive. We held senior tranches of CMBS deals. We expect steady collateral performance in the consumer ABS sectors. Within ABS, we favored short, high quality auto, credit card, and equipment securities. Lastly, we held a modest position in high yield corporate bonds and a significant allocation to bank loans based on strong fundamentals and attractive valuations.

Distribution by Credit Quality
as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	16.1%
Aa / AA	8.4
A	20.7
Baa / BBB	25.1
Ba / BB	14.8
B	4.5
Caa / CCC or Lower	0.3
Unrated	0.2
U.S. Government Agencies and Securities	16.1
Non Debt Securities and Other Short-Term Instruments	1.7
Other Assets & Liabilities	(7.9)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of October 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.5%
Administrative Waste Management and Remediation	0.6
Air Transportation	0.7
Arts, Entertainment and Recreation	2.4
Beverage and Tobacco Product Manufacturing	1.9
Chemical Manufacturing	1.2
Computer and Electronic Product Manufacturing	1.9
Construction	0.2
Finance and Insurance	51.5
Food Manufacturing	0.7
Food Services	0.3
Furniture and Related Product Manufacturing	0.4
General Obligations	0.5
Health Care and Social Assistance	3.9
Information	5.9
Machinery Manufacturing	1.2
Mining	1.8
Miscellaneous Manufacturing	0.7
Motor Vehicle and Parts Manufacturing	0.9
Other Services	0.2
Petroleum and Coal Products Manufacturing	3.9
Pipeline Transportation	0.9
Plastics and Rubber Products Manufacturing	0.2
Primary Metal Manufacturing	1.1
Professional, Scientific and Technical Services	0.9
Real Estate, Rental and Leasing	1.6
Retail Trade	1.2
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Transportation Equipment Manufacturing	0.5
Truck Transportation	0.4
Utilities	1.3
Wholesale Trade	0.6
Total	90.1%
U.S. Government Agencies	16.1
Short-Term Investments	1.7
Other Assets and Liabilities	(7.9)
Total	100.0%

The above table represents sub-industry investments by industry, which combines multiple sub-industries into one industry category.  Detailed information on sub-industry breakdowns is available in the Schedule of Investments.

4

The Hartford Short Duration Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.1%
Finance and Insurance - 17.8%
	Captive Auto Finance - 4.8%
	Ally Automotive Receivables Trust
$1,700	0.70%, 12/21/2015	$1,701
262	1.38%, 07/15/2014	263
1,000	2.29%, 11/16/2015 ■	1,023
1,500	3.29%, 03/15/2015 ■	1,548
	Ally Master Owner Trust
1,975	1.21%, 06/15/2017	1,991
2,695	1.54%, 09/16/2019	2,694
	AmeriCredit Automobile Receivables Trust
193	0.90%, 09/08/2014	193
	Credit Acceptance Automotive Loan Trust
1,115	2.20%, 09/16/2019 ■	1,122
	Ford Credit Automotive Owner Trust
57	0.68%, 01/15/2014	58
2,500	2.62%, 10/15/2016	2,572
	Ford Credit Floorplan Master Owner Trust
2,300	0.74%, 09/15/2016	2,301
	Harley-Davidson Motorcycle Trust
2,571	0.96%, 05/16/2016	2,580
500	1.99%, 01/15/2016	503
	Hyundai Automotive Receivables Trust
650	1.65%, 02/15/2017	664
2,100	2.27%, 02/15/2017	2,168
	Motor plc
345	1.29%, 02/25/2020 ■	346
	Prestige Automotive Receivables Trust
1,371	1.23%, 12/15/2015 ■	1,373
	Volvo Financial Equipment LLC
1,836	0.91%, 08/17/2015 ■	1,843
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016	1,536
		26,479
	Credit Card Issuing - 1.7%
	Bank One Issuance Trust
2,260	4.77%, 02/16/2016	2,314
	Citibank Omni Master Trust
2,525	2.96%, 08/15/2018 ■Δ	2,636
	Golden Credit Card Trust
2,750	0.79%, 09/15/2017 ■	2,750
	Master Credit Card Trust
1,365	0.78%, 04/21/2017 ■	1,365
		9,065
	Real Estate Credit (Mortgage Banking) - 11.3%
	Avis Budget Rental Car Funding AESOP LLC
1,800	1.85%, 11/20/2013 ■	1,821
	Bayview Commercial Asset Trust
6,710	7.67%, 01/25/2037 ■►	251
7,010	14.86%, 09/25/2037 ■►	661
	Bear Stearns Commercial Mortgage Securities, Inc.
30,888	4.41%, 02/11/2041 ►	22
12,625	15.01%, 11/11/2041 ►	7
	CBA Commercial Small Balance Commercial Mortgage
6,060	8.52%, 01/25/2039 ■►	545
	CFCRE Commercial Mortgage Trust
1,500	3.76%, 04/15/2044 ■	1,621
	Chesapeake Funding LLC
1,185	0.98%, 11/07/2023 ■Δ	1,188
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,321	0.69%, 09/10/2045	2,321
	Commercial Mortgage Pass-Through Certificates
1,221	0.67%, 11/15/2045	1,221
1,267	0.82%, 08/15/2045	1,271
2,485	3.16%, 11/01/2015 ■	2,628
	DBUBS Mortgage Trust
3,081	3.57%, 01/01/2021 ■►	156
1,345	3.64%, 08/10/2044	1,468
2,533	3.74%, 11/10/2046 ■	2,749
	Equity One ABS, Inc.
20	2.71%, 07/25/2034 Δ	—
	Ford Credit Floorplan Master Owner Trust
1,725	1.50%, 09/15/2015	1,741
	GMAC Commercial Mortgage Securities, Inc.
1,055	6.50%, 05/15/2035 ■	1,083
	Goldman Sachs Mortgage Securities Corp. II
1,063	5.28%, 08/10/2038	1,075
199	5.48%, 11/10/2039	203
1,500	5.55%, 04/10/2038	1,697
	Hasco HIM Trust
44	0.00%, 12/26/2035 ■●	—
	John Deere Owner Trust
1,870	1.96%, 04/16/2018	1,917
	JP Morgan Chase Commercial Mortgage Securities Corp.
980	0.71%, 10/15/2045 Δ	981
950	3.36%, 11/13/2044 ■	1,026
2,853	3.85%, 06/15/2043 ■	3,050
63	4.30%, 01/15/2038	64
663	4.93%, 09/12/2037	681
232	4.96%, 08/15/2042	235
1,450	5.77%, 06/12/2041 Δ	1,556
	LB-UBS Commercial Mortgage Trust
115	5.30%, 02/15/2040	115
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	—
	Merrill Lynch Mortgage Trust
12,693	0.43%, 09/12/2042 Δ	10
1,000	4.86%, 08/12/2039	1,068
1,000	6.04%, 06/12/2050 Δ	1,072
	Merrill Lynch/Countrywide Commercial Mortgage Trust
247	5.11%, 12/12/2049	249
	Morgan Stanley BAML Trust
786	0.66%, 11/15/2045	786
	Morgan Stanley Capital I
1,400	3.22%, 07/15/2049	1,512
1,500	3.88%, 09/15/2047 ■	1,629
2,500	4.97%, 04/14/2040	2,646
2,391	5.11%, 06/15/2040	2,518
	National Credit Union Administration
801	1.60%, 10/29/2020	813

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 19.1% - (continued)
Finance and Insurance - 17.8% - (continued)
	Real Estate Credit (Mortgage Banking) - 11.3% - (continued)
	Renaissance Home Equity Loan Trust
$108	0.00%, 04/25/2037 ■●	$—
	SBA Tower Trust
1,310	2.93%, 12/15/2017 ■	1,344
	Silverstone Master Issuer plc
415	1.87%, 01/21/2055 ■Δ	427
	Sovereign Commercial Mortgage Securities
456	6.03%, 07/22/2030 ■Δ	465
	UBS Commercial Mortgage Trust
2,082	1.03%, 05/10/2045	2,103
	UBS-Barclays Commercial Mortgage Trust
2,710	0.73%, 08/10/2049	2,712
	Voyager Countrywide Delaware Trust
476	7.72%, 11/26/2035 ■○Δ	369
	Wachovia Bank Commercial Mortgage Trust
334	4.50%, 10/15/2041	339
2,000	4.80%, 10/15/2041	2,143
371	5.25%, 12/15/2043	379
1,500	5.48%, 04/15/2047	1,577
1,581	5.62%, 05/15/2046	1,671
	WF-RBS Commercial Mortgage Trust
2,750	0.67%, 11/15/2045	2,750
		61,936
		97,480
Real Estate, Rental and Leasing - 0.8%
	Automotive Equipment Rental and Leasing - 0.8%
	ARI Fleet Lease Trust
1,425	0.51%, 01/15/2021 ■†Δ	1,425
	Enterprise Fleet Financing LLC
725	0.72%, 04/20/2018 ■	725
1,894	1.90%, 10/20/2016 ■	1,919
		4,069
Transportation Equipment Manufacturing - 0.5%
	Railroad Rolling Stock Manufacturing - 0.5%
	GE Equipment Transportation LLC
2,051	0.62%, 07/25/2016	2,052
730	0.99%, 11/23/2015	735
		2,787
	Total asset & commercial mortgage backed securities
	(cost $103,459)	$104,336

CERTIFICATES OF DEPOSIT - 0.2%
Finance and Insurance - 0.2%
	Monetary Authorities - Central Banks - 0.2%
	Deutsche Bank AG New York,
$1,000	0.97%, 1/18/2013 Δ	$1,002

	Total certificates of deposit
	(cost $1,000)	$1,002
CORPORATE BONDS - 54.6%
Accommodation and Food Services - 0.2%
	Traveler Accommodation - 0.2%
	MGM Mirage, Inc.
$1,145	11.13%, 11/15/2017	$1,262

Arts, Entertainment and Recreation - 1.3%
	Cable and Other Subscription Programming - 1.0%
	DirecTV Holdings LLC
1,681	2.40%, 03/15/2017	1,732
1,100	3.50%, 03/01/2016	1,177
	Echostar DBS Corp.
725	7.13%, 02/01/2016	810
	Viacom, Inc.
1,650	1.25%, 02/27/2015	1,666
		5,385
	Radio and Television Broadcasting - 0.3%
	NBC Universal Media LLC
2,000	2.10%, 04/01/2014	2,039

		7,424
Beverage and Tobacco Product Manufacturing - 1.9%
	Beverage Manufacturing - 1.6%
	Anheuser-Busch InBev Worldwide, Inc.
1,730	1.38%, 07/15/2017	1,756
540	1.50%, 07/14/2014	550
	Constellation Brands, Inc.
1,210	7.25%, 09/01/2016	1,397
	Diageo Capital plc
2,275	1.50%, 05/11/2017	2,319
	Molson Coors Brewing Co.
311	2.00%, 05/01/2017	321
	PepsiCo, Inc.
1,209	0.80%, 08/25/2014	1,215
	Pernod-Ricard S.A
1,000	2.95%, 01/15/2017 ■	1,055
		8,613
	Tobacco Manufacturing - 0.3%
	Altria Group, Inc.
500	7.75%, 02/06/2014	543
	Lorillard Tobacco Co.
180	2.30%, 08/21/2017	182
	Reynolds American, Inc.
1,300	1.05%, 10/30/2015	1,304
		2,029
		10,642
Chemical Manufacturing - 0.7%
	Basic Chemical Manufacturing - 0.7%
	Airgas, Inc.
1,000	2.85%, 10/01/2013	1,017
	Dow Chemical Co.
1,000	7.60%, 05/15/2014	1,103
	PPG Industries, Inc.
1,500	1.90%, 01/15/2016	1,552
		3,672
Computer and Electronic Product Manufacturing - 1.6%
	Communications Equipment Manufacturing - 0.1%
	Nextel Communications, Inc.
691	7.38%, 08/01/2015	692

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.6% - (continued)
Computer and Electronic Product Manufacturing - 1.6% - (continued)
	Computer and Peripheral Equipment Manufacturing - 1.0%
	Hewlett-Packard Co.
$4,000	2.60%, 09/15/2017	$3,895
	Seagate Technology plc
1,140	10.00%, 05/01/2014 ■	1,237
		5,132
	Navigational, Measuring, and Control Instruments - 0.5%
	Lockheed Martin Corp.
1,805	2.13%, 09/15/2016	1,877
	Thermo Fisher Scientific, Inc.
1,000	2.15%, 12/28/2012	1,002
		2,879
		8,703
Construction - 0.2%
	Residential Building Construction - 0.2%
	CRH America, Inc.
1,340	5.30%, 10/15/2013	1,390

Finance and Insurance - 32.5%
	Captive Auto Finance - 2.3%
	American Honda Finance Corp.
2,000	3.50%, 03/16/2015 ■	2,114
	Ford Motor Credit Co. LLC
2,700	2.75%, 05/15/2015	2,752
	Harley-Davidson Financial Services, Inc.
1,385	1.15%, 09/15/2015 ■	1,392
810	3.88%, 03/15/2016 ■	875
	Hyundai Capital America
2,500	2.13%, 10/02/2017 ■	2,513
	Nissan Motor Co., Ltd.
2,695	1.95%, 09/12/2017 ■	2,736
		12,382
	Commercial Banking - 5.3%
	Banco Santander Brasil S.A
980	4.25%, 01/14/2016 ■	1,014
	Barclays Bank plc
1,000	2.50%, 01/23/2013	1,005
	Commonwealth Bank of Australia
1,500	2.13%, 03/17/2014 ■	1,527
	Credit Suisse New York
1,000	1.30%, 01/14/2014 Δ	1,008
1,000	5.00%, 05/15/2013	1,024
	DNB ASA
2,000	3.20%, 04/03/2017 ■	2,109
	HSBC Bank plc
1,000	1.13%, 01/17/2014 ■Δ	1,005
2,000	1.63%, 08/12/2013 ■	2,017
	HSBC Bank USA
1,000	4.63%, 04/01/2014	1,050
	ING Bank N.V
1,500	2.00%, 09/25/2015 ■	1,512
	Key Bank NA
2,000	4.95%, 09/15/2015	2,191
1,000	5.80%, 07/01/2014	1,075
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,039
	National Australia Bank Ltd.
1,000	1.07%, 04/11/2014 ■Δ	1,006
	Nordea Bank AB
833	1.24%, 01/14/2014 ■Δ	837
1,420	2.25%, 03/20/2015 ■	1,455
	Santander Holdings USA
738	4.63%, 04/19/2016	771
	State Street Bank & Trust Co.
800	0.61%, 12/08/2015 Δ	784
	Svenska Handelsbanken AB
1,000	3.13%, 07/12/2016	1,061
1,000	4.88%, 06/10/2014 ■	1,055
	Union Bank NA
2,000	5.95%, 05/11/2016	2,283
	Westpac Banking Corp.
1,000	1.09%, 03/31/2014 ■Δ	1,006
1,000	2.10%, 08/02/2013	1,013
		28,847
	Credit Card Issuing - 0.1%
	Capital One Financial Corp.
750	6.25%, 11/15/2013	791

	Depository Credit Banking - 7.2%
	Bank of America Corp.
5,000	1.50%, 10/09/2015	5,006
	Bank of New York Mellon Corp.
1,500	1.97%, 06/20/2017 Δ	1,557
	Bank of Nova Scotia
3,000	2.15%, 08/03/2016 ■‡	3,154
	BB&T Corp.
815	1.60%, 08/15/2017	830
1,000	5.70%, 04/30/2014	1,074
	Citigroup, Inc.
2,479	3.95%, 06/15/2016 ‡	2,679
2,000	4.45%, 01/10/2017 ‡	2,209
2,000	4.59%, 12/15/2015 ‡	2,182
	Comerica, Inc.
1,000	3.00%, 09/16/2015	1,058
	Fifth Third Bancorp
2,000	0.54%, 05/17/2013 Δ	1,999
636	3.63%, 01/25/2016	685
1,000	4.75%, 02/01/2015	1,078
	HSBC Bank plc
950	1.09%, 08/12/2013 ■Δ	953
	PNC Funding Corp.
907	2.70%, 09/19/2016	963
3,000	3.63%, 02/08/2015	3,201
	Santander Holdings USA, Inc.
715	3.00%, 09/24/2015	729
	SunTrust Banks, Inc.
2,500	0.66%, 04/01/2015 Δ	2,435
1,337	5.25%, 11/05/2012	1,338
	Toronto-Dominion Bank
2,000	2.50%, 07/14/2016	2,111
	U.S. Bancorp
2,250	1.65%, 05/15/2017	2,300
	Wells Fargo & Co.
1,000	2.10%, 05/08/2017	1,030

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.6% - (continued)
Finance and Insurance - 32.5% - (continued)
	Depository Credit Banking - 7.2% - (continued)
	Wells Fargo Bank NA
$1,000	0.65%, 05/16/2016 Δ	$975
		39,546
	Insurance Carriers - 3.9%
	American International Group, Inc.
1,500	3.65%, 01/15/2014	1,545
	ASIF Global Financing XIX
1,500	4.90%, 01/17/2013 ■	1,511
	Cigna Corp.
503	2.75%, 11/15/2016	530
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,309
	Jackson National Life Global Funding
2,500	5.38%, 05/08/2013 ■	2,563
	MetLife Global Funding I
2,100	1.70%, 06/29/2015 ■	2,145
2,000	2.00%, 01/09/2015 ■	2,057
	MetLife Institutional Funding II
3,500	1.63%, 04/02/2015 ■	3,567
	New York Life Global Funding
2,000	2.45%, 07/14/2016 ■	2,079
	Prudential Financial, Inc.
2,000	6.20%, 01/15/2015	2,203
	Wellpoint, Inc.
1,000	2.38%, 02/15/2017	1,036
		21,545
	International Trade Financing (Foreign Banks) - 2.0%
	Canadian Imperial Bank of Commerce
2,000	0.90%, 10/01/2015	2,014
	Corpoacion Andina De Fomento
1,500	3.75%, 01/15/2016	1,575
1,000	5.20%, 05/21/2013	1,023
	Royal Bank of Canada
1,500	1.15%, 03/13/2015	1,524
	Royal Bank of Scotland plc
1,260	2.55%, 09/18/2015	1,291
	Standard Chartered plc
3,570	3.20%, 05/12/2016 ■	3,748
		11,175
	Monetary Authorities - Central Bank - 1.0%
	ABN Amro Bank N.V
1,429	4.25%, 02/02/2017 ■	1,549
	Bank of Montreal
1,600	0.88%, 09/11/2015 Δ	1,607
	Lloyds Banking Group plc
1,500	4.38%, 01/12/2015 ■	1,597
	Lloyds TSB Bank plc
820	4.20%, 03/28/2017	907
		5,660
	Nondepository Credit Banking - 4.5%
	American Express Co.
1,500	1.75%, 06/12/2015	1,538
	American Express Credit Corp.
2,000	2.80%, 09/19/2016	2,130
	Capital One Bank
2,441	6.50%, 06/13/2013	2,524
	Capital One Financial Corp.
1,455	2.15%, 03/23/2015	1,496
	CIT Group, Inc.
1,000	4.75%, 02/15/2015 ■	1,035
	General Electric Capital Corp.
1,250	0.98%, 04/07/2014 Δ	1,258
3,000	1.63%, 07/02/2015	3,051
2,000	2.15%, 01/09/2015	2,055
3,000	2.30%, 04/27/2017	3,099
	General Motors Financial Co., Inc.
1,500	4.75%, 08/15/2017 ■	1,536
	John Deere Capital Corp.
1,500	0.88%, 04/17/2015	1,513
	SLM Corp.
610	6.00%, 01/25/2017	662
	Toyota Motor Credit Corp.
900	1.25%, 10/05/2017	899
1,750	1.75%, 05/22/2017	1,795
		24,591
	Other Financial Investment Activities - 1.6%
	BP Capital Markets plc
2,250	1.85%, 05/05/2017 ‡	2,317
	TIAA Global Markets, Inc.
2,150	4.95%, 07/15/2013 ■	2,220
	Xstrata Canada Finance Corp.
2,000	2.85%, 11/10/2014 ■	2,052
	Xstrata Finance Canada Ltd.
2,000	1.80%, 10/23/2015 ■	2,004
		8,593
	Real Estate Investment Trust (REIT) - 0.3%
	Health Care, Inc.
688	3.63%, 03/15/2016	730
	Host Marriott L.P.
593	6.75%, 06/01/2016	609
		1,339
	Securities and Commodity Contracts and Brokerage - 4.3%
	Goldman Sachs Group, Inc.
2,000	1.44%, 02/07/2014 Δ	2,007
3,000	3.30%, 05/03/2015	3,133
1,279	3.63%, 02/07/2016	1,354
243	6.00%, 05/01/2014	261
	JP Morgan Chase & Co.
3,000	0.73%, 06/13/2016 Δ	2,904
1,000	1.12%, 01/24/2014 Δ	1,006
1,500	2.00%, 08/15/2017	1,516
2,000	3.45%, 03/01/2016	2,128
	Merrill Lynch & Co., Inc.
2,000	6.05%, 05/16/2016	2,207
	Morgan Stanley
1,500	1.92%, 01/24/2014 Δ	1,510
2,000	3.80%, 04/29/2016	2,081
1,000	4.20%, 11/20/2014	1,043
	UBS AG Stamford CT
2,500	2.25%, 01/28/2014	2,538
		23,688
		178,157

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.6% - (continued)
Food Manufacturing - 0.3%
	Animal Slaughtering and Processing - 0.1%
	ConAgra Foods, Inc.
$300	1.35%, 09/10/2015	$302
	JBS USA LLC
483	11.63%, 05/01/2014	541
		843
	Sugar and Confectionery Product Manufacturing - 0.2%
	Wrigley Jr., William Co.
1,000	3.05%, 06/28/2013 ■	1,016

		1,859
Furniture and Related Product Manufacturing - 0.4%
	Household, Institution Furniture, Kitchen Cabinet - 0.4%
	Masco Corp.
1,450	4.80%, 06/15/2015	1,522
	Newell Rubbermaid, Inc.
725	2.00%, 06/15/2015	733
		2,255
Health Care and Social Assistance - 1.7%
	General Medical and Surgical Hospitals - 0.0%
	Catholic Health Initiatives
195	1.60%, 11/01/2017	196

	Medical Equipment and Supplies Manufacturing - 0.3%
	Covidien International Finance S.A
1,500	1.88%, 06/15/2013	1,514

	Pharmaceutical and Medicine Manufacturing - 1.1%
	Express Scripts Holding Co.
4,000	2.10%, 02/12/2015 ■	4,091
	GlaxoSmithKline Capital, Inc.
1,000	1.50%, 05/08/2017	1,023
	Valeant Pharmaceuticals International, Inc.
790	6.50%, 07/15/2016 ■	831
		5,945
	Scientific Research and Development Services - 0.3%
	Laboratory Corp. of America Holdings
1,411	2.20%, 08/23/2017	1,454

		9,109
Information - 2.4%
	Data Processing Services - 0.2%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,079

	Satellite Telecommunications - 0.0%
	Inmarsat Finance plc
210	7.38%, 12/01/2017 ■	226

	Telecommunications - Other - 0.6%
	Telefonica Emisiones SAU
1,000	0.77%, 02/04/2013 Δ	997
	Vivendi S.A
2,005	2.40%, 04/10/2015 ■	2,030
		3,027
	Telecommunications - Wired Carriers - 1.0%
	AT&T, Inc.
1,500	2.40%, 08/15/2016	1,586
	British Telecommunications plc
505	2.00%, 06/22/2015	518
	Deutsche Telekom International Finance B.V
2,000	3.13%, 04/11/2016 ■	2,114
	Videotron Ltee
1,195	9.13%, 04/15/2018	1,289
		5,507
	Telecommunications - Wireless Carriers - 0.2%
	America Movil S.A.B. de C.V
1,200	2.38%, 09/08/2016	1,254

	Wireless Communications Services - 0.4%
	Verizon Communications, Inc.
1,500	0.97%, 03/28/2014 Δ	1,512
450	4.35%, 02/15/2013	455
		1,967
		13,060
Machinery Manufacturing - 1.2%
	Agriculture, Construction, Mining and Machinery - 0.9%
	Case New Holland, Inc.
1,240	7.75%, 09/01/2013	1,302
	Caterpillar, Inc.
2,000	0.95%, 06/26/2015	2,017
	Ingersoll-Rand Global Holding Co.
1,385	6.00%, 08/15/2013	1,443
		4,762
	Commercial and Service Industry Machinery Manufacturing - 0.3%
	Xerox Corp.
1,960	1.80%, 09/13/2013 Δ	1,976

		6,738
Mining - 1.4%
	Metal Ore Mining - 1.0%
	Codelco, Inc.
2,000	6.38%, 11/30/2012 ■	2,008
	Rio Tinto Finance USA Ltd.
2,050	2.00%, 03/22/2017	2,096
	Teck Resources Ltd.
1,500	2.50%, 02/01/2018	1,517
		5,621
	Nonmetallic Mineral Mining and Quarrying - 0.4%
	Vale Overseas Ltd.
1,720	6.25%, 01/23/2017	1,996

		7,617
Miscellaneous Manufacturing - 0.5%
	Aerospace Product and Parts Manufacturing - 0.5%
	Textron, Inc.
1,500	4.63%, 09/21/2016	1,639
	United Technologies Corp.
1,215	1.20%, 06/01/2015	1,239
		2,878
Motor Vehicle and Parts Manufacturing - 0.7%
	Motor Vehicle Manufacturing - 0.7%
	Daimler Finance NA LLC
3,800	1.88%, 09/15/2014 ■	3,860

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 54.6% - (continued)
Petroleum and Coal Products Manufacturing - 3.7%
	Oil and Gas Extraction - 2.0%
	BP Capital Markets plc
$1,000	3.75%, 06/17/2013	$1,019
	Canadian Natural Resources Ltd.
2,300	1.45%, 11/14/2014	2,337
	Chesapeake Energy Corp.
660	9.50%, 02/15/2015	739
	Devon Energy Corp.
3,100	2.40%, 07/15/2016	3,229
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,169
1,000	6.13%, 10/06/2016	1,134
	Statoilhydro ASA
391	3.88%, 04/15/2014	410
	Total Capital International S.A
1,155	1.55%, 06/28/2017	1,180
		11,217
	Petroleum and Coal Products Manufacturing - 1.0%
	ConocoPhillips
1,000	4.60%, 01/15/2015	1,087
	Hess Corp.
500	7.00%, 02/15/2014	540
	Schlumberger Norge AS
925	1.25%, 08/01/2017 ■	927
1,400	1.95%, 09/14/2016 ■	1,439
	Valero Energy Corp.
1,500	4.75%, 06/15/2013	1,538
		5,531
	Support Activities For Mining - 0.7%
	Transocean, Inc.
3,000	1.50%, 12/15/2037 ۞	2,991
565	2.50%, 10/15/2017	572
		3,563
		20,311
Pipeline Transportation - 0.6%
	Pipeline Transportation of Natural Gas - 0.6%
	Enterprise Products Operating LLC
235	1.25%, 08/13/2015	237
2,000	5.65%, 04/01/2013	2,039
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	846
		3,122
Primary Metal Manufacturing - 0.7%
	Iron, Steel Mills and Ferroalloy Manufacturing - 0.7%
	ArcelorMittal
1,380	4.00%, 02/25/2015 - 03/01/2016	1,378
1,228	5.38%, 06/01/2013	1,254
1,000	9.25%, 02/15/2015	1,110
		3,742
Professional, Scientific and Technical Services - 0.2%
	Computer Systems Design and Related Services - 0.2%
	IBM Corp.
970	1.95%, 07/22/2016	1,014

Real Estate, Rental and Leasing - 0.5%
	Automotive Equipment Rental and Leasing - 0.4%
	Enterprise Rent-a-Car Finance Corp.
1,050	1.40%, 04/15/2016 ■	1,059
	Ryder System, Inc.
1,070	3.15%, 03/02/2015	1,107
		2,166
	General Rental Centers - 0.1%
	ERAC USA Finance Co.
564	2.75%, 07/01/2013 ■	572

		2,738
Retail Trade - 0.3%
	Building Material and Supplies Dealers - 0.3%
	Lowe's Cos., Inc.
1,500	1.63%, 04/15/2017	1,540

Truck Transportation - 0.4%
	Specialized Freight Trucking - 0.4%
	Penske Truck Leasing Co.
2,000	2.50%, 03/15/2016 ■	1,993

Utilities - 0.6%
	Electric Generation, Transmission and Distribution - 0.6%
	Duke Energy Corp.
790	1.63%, 08/15/2017	796
	Pacific Gas and Electric
2,295	6.25%, 12/01/2013	2,430
		3,226
Wholesale Trade - 0.6%
	Beer, Wine, Distilled Alcoholic Beverage Wholesalers - 0.6%
	Heineken N.V
1,555	0.80%, 10/01/2015 ■	1,558
	SABMiller Holdings, Inc.
1,500	1.85%, 01/15/2015 ■	1,538
		3,096
	Total corporate bonds
	(cost $290,846)	$299,408

MUNICIPAL BONDS - 0.5%
	General Obligations - 0.5%
	Illinois State GO
$2,200	4.96%, 03/01/2016	$2,402

	Total municipal bonds
	(cost $2,400)	$2,402

SENIOR FLOATING RATE INTERESTS♦ - 15.7%
Accommodation and Food Services - 0.3%
	Traveler Accommodation - 0.3%
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
$210	2.72%, 11/23/2016	$210
	Las Vegas Sands LLC, Extended Term Loan
1,046	2.72%, 11/23/2016	1,043
	Pilot Travel Centers LLC
155	4.25%, 08/07/2019	156
		1,409

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 15.7% - (continued)
Administrative Waste Management and Remediation - 0.6%
	Business Support Services - 0.5%
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
$492	6.50%, 08/04/2016	$481
	InVentiv Health, Inc., Term Loan B2
1,185	6.75%, 05/15/2018	1,157
	TransUnion LLC
1,241	5.50%, 02/10/2018	1,255
		2,893
	Waste Treatment and Disposal - 0.1%
	ADS Waste Holdings, Inc.
480	5.25%, 10/09/2019	484

		3,377
Air Transportation - 0.7%
	Scheduled Air Transportation - 0.7%
	AWAS Finance Luxembourg S.A
333	5.25%, 06/10/2016	336
	Delta Air Lines, Inc.
290	5.25%, 10/18/2018	288
	Delta Air Lines, Inc., Term Loan
1,546	5.50%, 04/20/2017	1,544
	United Air Lines, Inc.
1,650	2.25%, 02/01/2014	1,628
		3,796
Arts, Entertainment and Recreation - 1.1%
	Newspaper, Periodical, Book and Database Publisher - 0.2%
	Cenveo Corp.
1,364	6.63%, 12/21/2016	1,371

	Other Amusement and Recreation Industries - 0.4%
	ClubCorp Club Operations, Inc.
1,953	6.00%, 11/30/2016	1,959

	Radio and Television Broadcasting - 0.4%
	Cumulus Media Holdings, Inc.
2,067	5.75%, 09/17/2018	2,081

	Spectator Sports - 0.1%
	Penn National Gaming, Inc.
385	3.75%, 07/16/2018 ☼	387

		5,798
Chemical Manufacturing - 0.5%
	Basic Chemical Manufacturing - 0.3%
	Huntsman International LLC, Term Loan C
1,769	2.50%, 06/30/2016	1,764

	Other Chemical and Preparations Manufacturing - 0.2%
	Ineos US Finance LLC
1,099	6.50%, 05/04/2018	1,114

		2,878
Computer and Electronic Product Manufacturing - 0.3%
	Semiconductor, Electronic Components - 0.3%
	Freescale Semiconductor, Inc.
1,750	4.46%, 12/01/2016	1,693

Finance and Insurance - 1.0%
	Captive Auto Finance - 0.4%
	Chrysler Group LLC
2,219	6.00%, 05/24/2017	2,265

	Insurance Carriers - 0.2%
	Asurion Corp., Term Loan
1,325	5.50%, 05/24/2018	1,333

	Other Financial Investment Activities - 0.1%
	Nuveen Investments, Inc.
500	5.84%, 05/13/2017 ☼	498

	Securities, Commodities and Brokerage - 0.3%
	RPI Finance Trust
1,593	4.00%, 11/09/2018	1,601

		5,697
Food Manufacturing - 0.4%
	Fruit and Vegetable Preserving and Specialty Foods - 0.3%
	Dole Food Co., Inc., Term Loan B2
615	5.03%, 07/08/2018	617
	Dole Food Co., Inc., Term Loan C2
1,107	5.03%, 07/08/2018	1,109
		1,726
	Other Food Manufacturing - 0.1%
	Pinnacle Foods Finance LLC
483	4.75%, 10/17/2018	484

		2,210
Food Services - 0.3%
	Full-Service Restaurants - 0.2%
	ARAMARK Corp.
1,000	3.46%, 07/26/2016	1,002

	Limited-Service Eating Places - 0.1%
	Wendy's International, Inc.
875	4.51%, 05/15/2019	882

		1,884
Health Care and Social Assistance - 2.2%
	General Medical and Surgical Hospitals - 0.2%
	HCA, Inc., Tranche B-2 Term Loan
1,006	3.61%, 03/31/2017	1,007
	HCA, Inc., Tranche B-3 Term Loan
294	3.46%, 05/01/2018	294
		1,301
	Medical Equipment and Supplies Manufacturing - 0.6%
	Bausch & Lomb, Inc.
993	5.25%, 05/17/2019	1,003
	DJO Finance LLC
579	5.21%, 11/01/2016	579
	Hologic, Inc.
613	4.50%, 08/01/2019	620
	MedAssets, Inc.
808	5.25%, 11/16/2016	813
		3,015

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 15.7% - (continued)
Health Care and Social Assistance - 2.2% - (continued)
	Other Residential Care Facilities - 0.2%
	Vanguard Health Holdings Co. II LLC
$978	5.00%, 01/29/2016	$982

	Outpatient Care Centers - 0.1%
	DaVita, Inc.
305	4.00%, 11/29/2019 ☼	305

	Pharmaceutical and Medicine Manufacturing - 0.9%
	Alere, Inc.
1,737	4.75%, 06/30/2017	1,749
	Immucor, Inc.
1,631	5.75%, 08/19/2018	1,643
	NBTY, Inc.
974	4.25%, 10/01/2017	979
	Warner Chilcott Corp., Term Loan B-1
251	4.25%, 03/14/2018	251
	Warner Chilcott Corp., Term Loan B-2
125	4.25%, 03/14/2018	126
	Warner Chilcott Corp., Term Loan B-3
172	4.25%, 03/14/2018	173
	Warner Chilcott plc
95	4.25%, 03/15/2018	95
		5,016
	Scientific Research and Development Services - 0.2%
	IMS Health, Inc.
245	4.50%, 08/26/2017 ☼	246
	Jazz Pharmaceuticals, Inc.
198	5.25%, 06/12/2018	199
	Valeant Pharmaceuticals International, Inc.
505	3.84%, 02/13/2019 ☼	507
275	3.85%, 09/27/2019 ☼	275
		1,227
		11,846
Information - 3.5%
	Cable and Other Program Distribution - 0.7%
	Charter Communications Operating LLC
1,423	4.00%, 05/15/2019	1,432
	Gray Television, Inc.
380	4.40%, 10/12/2019 ☼	380
	Mediacom Broadband LLC, Tranche F Term Loan
1,311	4.50%, 10/23/2017	1,303
	TWCC Holding Corp.
1,056	4.25%, 02/13/2017	1,063
		4,178
	Other Information Services - 0.2%
	Rovi Solutions Corp.
1,015	4.00%, 03/29/2019	993

	Satellite Telecommunications - 0.3%
	Telesat Canada
1,637	4.25%, 03/28/2019	1,650

	Software Publishers - 1.0%
	Emdeon, Inc.
1,595	5.00%, 11/02/2018	1,612
	Kronos, Inc.
1,050	4.53%, 10/31/2019 ☼	1,056
	Lawson Software, Inc.
903	5.25%, 04/05/2018	912
	MISYS plc
1,755	7.25%, 12/12/2018	1,762
		5,342
	Telecommunications - Other - 0.6%
	Intelsat Jackson Holdings S.A
2,219	4.50%, 04/02/2018	2,233
	Level 3 Financing, Inc.
402	4.75%, 08/01/2019	404
510	5.25%, 08/01/2019	515
		3,152
	Telecommunications - Wireless Carriers - 0.7%
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
2,191	4.07%, 11/03/2016	2,195
	Syniverse Holdings, Inc.
1,527	5.00%, 04/23/2019	1,535
		3,730
		19,045
Mining - 0.4%
	Metal Ore Mining - 0.2%
	Fortescue Metals Group Ltd.
1,030	5.54%, 10/18/2017 ☼	1,024

	Mining and Quarrying Nonmetallic Mineral - 0.2%
	Arch Coal, Inc.
1,107	5.75%, 05/16/2018	1,116

		2,140
Miscellaneous Manufacturing - 0.2%
	Aerospace Product and Parts Manufacturing - 0.0%
	TransDigm Group, Inc.
150	4.00%, 02/14/2017	150

	Miscellaneous Manufacturing - 0.2%
	Reynolds Group Holdings, Inc.
915	4.75%, 09/28/2018	918

		1,068
Motor Vehicle and Parts Manufacturing - 0.2%
	Motor Vehicle Parts Manufacturing - 0.2%
	Allison Transmission, Inc.
290	4.25%, 08/23/2019	291
	Tomkins LLC / Tomkins, Inc.
1,000	4.25%, 09/29/2016	1,004
		1,295
Other Services - 0.2%
	Commercial/Industrial Machine and Equipment - 0.2%
	Rexnord LLC
1,057	4.50%, 04/01/2018	1,063

Petroleum and Coal Products Manufacturing - 0.2%
	Oil and Gas Extraction - 0.2%
	Chesapeake Energy Corp.
483	8.50%, 12/02/2017	484
	Plains Exploration & Production Co.
481	3.91%, 10/15/2019 ☼	483

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 15.7% - (continued)
Petroleum and Coal Products Manufacturing - 0.2% - (continued)
	Oil and Gas Extraction - 0.2% - (continued)
	Samson Investment Co.
$410	6.00%, 09/25/2018	$413
		1,380
Pipeline Transportation - 0.3%
	Electric Generation, Transmission and Distribution - 0.2%
	Energy Transfer Equity L.P.
1,280	3.75%, 03/23/2017	1,275

	Pipeline Transportation of Natural Gas - 0.1%
	EP Energy LLC
625	5.00%, 05/24/2018	628

		1,903
Plastics and Rubber Products Manufacturing - 0.2%
	Rubber Manufacturing - 0.2%
	Goodyear (The) Tire & Rubber Co.
1,000	4.75%, 04/30/2019	1,006

Primary Metal Manufacturing - 0.4%
	Alumina and Aluminum Production and Processing - 0.4%
	Novelis, Inc.
2,067	4.00%, 03/10/2017	2,065

Professional, Scientific and Technical Services - 0.7%
	Professional Services - Computer Sys Design and Related - 0.5%
	MoneyGram Payment Systems Worldwide, Inc.
1,308	4.25%, 11/17/2017	1,308
	SunGard Data Systems, Inc., Extended Term Loan
1,397	3.90%, 02/28/2016	1,396
		2,704
	Professional, Scientific and Technical Service Other - 0.2%
	Getty Images, Inc.
940	4.47%, 10/18/2019 ☼	942

		3,646
Real Estate, Rental and Leasing - 0.3%
	Activities Related To Real Estate - 0.2%
	LNR Property LLC
1,115	4.75%, 04/29/2016	1,113

	Industrial Machinery, Equipment Rental and Leasing - 0.1%
	Delos Aircraft, Inc.
400	4.75%, 04/12/2016	405

		1,518
Retail Trade - 0.9%
	Department Stores - 0.4%
	Neiman (The) Marcus Group, Inc.
2,140	4.75%, 05/16/2018	2,143

	Home Furnishing Stores - 0.2%
	Armstrong World Industries, Inc.
849	4.00%, 03/10/2018	853

	Specialty Food Stores - 0.2%
	Weight Watchers International, Inc.
1,298	4.00%, 03/15/2019	1,300

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	FGI Operating Co. LLC
466	5.50%, 04/19/2019	470

		4,766
Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Yankee (The) Candle Co., Inc.
627	5.25%, 04/02/2019	631

Utilities - 0.7%
	Electric Generation, Transmission and Distribution - 0.7%
	AES (The) Corp.
1,463	4.25%, 06/01/2018	1,470
	Calpine Corp.
1,225	4.50%, 10/09/2019	1,226
	NRG Energy, Inc.
962	4.00%, 07/01/2018	967
	TPF Generation Holdings LLC, Letter of Credit
174	2.36%, 12/15/2013	173
		3,836
	Total senior floating rate interests
	(cost $85,251)	$85,950

U.S. GOVERNMENT AGENCIES - 16.1%
	FHLMC - 5.9%
$26,000	0.50%, 08/28/2015 ‡	$26,043
14,286	3.28%, 08/25/2018 ►	1,411
3,206	3.50%, 04/01/2027	3,414
12,798	3.84%, 07/25/2021 ►	1,468
		32,336
	FNMA - 9.8%
12,600	2.50%, 11/12/2027 ☼	13,187
16,000	3.00%, 11/15/2026 ☼	16,877
22,069	3.50%, 12/01/2026 - 11/15/2040 ‡☼	23,469
		53,533
	GNMA - 0.4%
1,474	5.00%, 08/20/2039	1,640
765	6.50%, 05/16/2031	879
		2,519
	Total U.S. government agencies
	(cost $87,800)	$88,388

	Total long-term investments
	(cost $570,756)	$581,486

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.7%
Repurchase Agreements - 1.7%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $1,725,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $1,760)
$1,725	0.30%, 10/31/2012		$1,725
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $703, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $716)
703	0.25%, 10/31/2012		703
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,208, collateralized by FNMA 2.50%, 2027, value of $1,232)
1,208	0.35%, 10/31/2012		1,208
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $459, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $468)
459	0.35%, 10/31/2012		459
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,131, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $2,171)
2,131	0.28%, 10/31/2012		2,131
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$2,701, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 -
	2042, value of $2,755)
2,701	0.25%, 10/31/2012		2,701
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $12, collateralized by U.S. Treasury Note 8.13%, 2019, value of $13)
12	0.25%, 10/31/2012		12
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $626, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $639)
626	0.30%, 10/31/2012		626
			9,565
	Total short-term investments
	(cost $9,565)		$9,565

	Total investments
	(cost $580,321) ▲	107.9%	$591,051
	Other assets and liabilities	(7.9)%	(43,062)
	Total net assets	100.0%	$547,989

The accompanying notes are an integral part of these financial statements.

14

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $580,395 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,067
Unrealized Depreciation	(1,411)
Net Unrealized Appreciation	$10,656

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company’s Board of Directors. At October 31, 2012, the aggregate value of these securities was $1,425, which represents 0.3% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $124,585, which represents 22.7% of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2012.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $47,956 at October 31, 2012.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

Futures Contracts Outstanding at October 31, 2012

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	50	12/19/2012	$6,626	$6,652	$(26)
U.S. Treasury 5-Year Note Future	158	12/31/2012	19,625	19,631	(6)
					$(32)

*	The number of contracts does not omit 000's.

Cash of $142 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Bond Abbreviations:
GO	General Obligation

Other Abbreviations:
DJ	Dow Jones
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

16

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$104,336	$–	$93,407	$10,929
Certificates of Deposit	1,002	–	1,002	–
Corporate Bonds	299,408	–	299,408	–
Municipal Bonds	2,402	–	2,402	–
Senior Floating Rate Interests	85,950	–	85,950	–
U.S. Government Agencies	88,388	–	88,388	–
Short-Term Investments	9,565	–	9,565	–
Total	$591,051	$–	$580,122	$10,929
Liabilities:
Futures *	32	32	–	–
Total	$32	$32	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$13,071	$1,696	$(1,399	)†	$(362)	$8,292	$(11,294)	$925	$—	$10,929
Corporate Bonds	3,001	—	—		—	—	—	—	(3,001)	—
U.S. Government Agencies	1,452	—	—		—	—	—	—	(1,452)	—
Total	$17,524	$1,696	$(1,399)		$(362)	$8,292	$(11,294)	$925	$(4,453)	$10,929

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $99.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $580,321)	$591,051
Cash	1,053	*
Receivables:
Investment securities sold	9,436
Fund shares sold	3,563
Dividends and interest	3,074
Other assets	73
Total assets	608,250
Liabilities:
Payables:
Investment securities purchased	57,421
Fund shares redeemed	2,511
Investment management fees	53
Dividends	93
Administrative fees	—
Distribution fees	47
Variation margin	57
Accrued expenses	79
Total liabilities	60,261
Net assets	$547,989
Summary of Net Assets:
Capital stock and paid-in-capital	$536,253
Undistributed net investment income	58
Accumulated net realized gain	980
Unrealized appreciation of investments	10,698
Net assets	$547,989

Shares authorized	650,000
Par value	$0 .001
Class A: Net asset value per share/Maximum offering price per share	$10.05/$10.26
Shares outstanding	27,849
Net assets	$279,952
Class B: Net asset value per share	$10.05
Shares outstanding	792
Net assets	$7,959
Class C: Net asset value per share	$10.05
Shares outstanding	13,582
Net assets	$136,515
Class I: Net asset value per share	$10.07
Shares outstanding	11,663
Net assets	$117,449
Class R3: Net asset value per share	$10.03
Shares outstanding	26
Net assets	$258
Class R4: Net asset value per share	$10.04
Shares outstanding	78
Net assets	$783
Class R5: Net asset value per share	$10.03
Shares outstanding	11
Net assets	$106
Class Y: Net asset value per share	$10.03
Shares outstanding	495
Net assets	$4,967

* Cash of $142 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Interest	$19,086
Total investment income	19,086

Expenses:
Investment management fees	2,910
Administrative services fees	1
Transfer agent fees	468
Distribution fees
Class A	668
Class B	21
Class C	1,385
Class R3	1
Class R4	—
Custodian fees	10
Accounting services fees	133
Registration and filing fees	209
Board of Directors' fees	19
Audit fees	18
Other expenses	104
Total expenses (before waivers and fees paid indirectly)	5,947
Expense waivers	(44)
Custodian fee offset	—
Total waivers and fees paid indirectly	(44)
Total expenses, net	5,903
Net Investment Income	13,183
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,919
Net realized loss on futures	(40)
Net realized gain on foreign currency contracts	2
Net realized gain on other foreign currency transactions	2
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	6,883
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	6,990
Net unrealized depreciation of futures	(32)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	6,958
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	13,841
Net Increase in Net Assets Resulting from Operations	$27,024

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$13,183	$12,900
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	6,883	(376)
Net unrealized appreciation (depreciation) of investments and other financial instruments	6,958	(3,072)
Net Increase In Net Assets Resulting From Operations	27,024	9,452
Distributions to Shareholders:
From net investment income
Class A	(5,525)	(4,866)
Class B	(177)	(201)
Class C	(1,834)	(1,624)
Class I	(2,486)	(1,299)
Class R3	(2)	—
Class R4	(4)	—
Class R5	(3)	—
Class Y	(3,408)	(4,982)
Total distributions	(13,439)	(12,972)
Capital Share Transactions:
Class A	(5,384)	72,380
Class B	(1,788)	(1,191)
Class C	(7,563)	36,505
Class I	26,577	61,883
Class R3	154	100
Class R4	679	100
Class R5	2	100
Class Y	(226,795)	91,834
Net increase (decrease) from capital share transactions	(214,118)	261,711
Net Increase (Decrease) In Net Assets	(200,533)	258,191
Net Assets:
Beginning of period	748,522	490,331
End of period	$547,989	$748,522
Undistributed (distribution in excess of) net investment income (loss)	$58	$122

The accompanying notes are an integral part of these financial statements.

20

The Hartford Short Duration Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

21

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

22

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

24

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the
26

investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the  Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Variation margin payable *	$57	$—	$—	$—	$—	$—	$57
Total	$57	$—	$—	$—	$—	$—	$57

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(32) as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(40)	$—	$—	$—	$—	$—	$(40)
Net realized gain on foreign currency contracts	—	2	—	—	—	—	2
Total	$(40)	$2	$—	$—	$—	$—	$(38)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(32)	$—	$—	$—	$—	$—	$(32)
Total	$(32)	$—	$—	$—	$—	$—	$(32)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

27

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

28

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$13,461	$12,927

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$160
Undistributed Long-Term Capital Gain	1,022
Unrealized Appreciation *	10,655
Total Accumulated Earnings	$11,837

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$192
Accumulated Net Realized Gain (Loss)	(192)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $5,666 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

29

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $500 million	0.400%
On next $1.5 billion	0.395%
On next $2.5 billion	0.390%
On next $5 billion	0.380%
Over $10 billion	0.370%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.450%
On next $4.5 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

30

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%

* Due to the reduced Class B Distribution and Service Plan (12b-1) fees effective January 1, 2011, the limit on net operating expenses attributable to Class B shares are 0.85%.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.85%
Class B	0.85
Class C	1.60
Class I	0.58
Class R3	1.15
Class R4	0.85
Class R5	0.55
Class Y	0.50

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $360 and contingent deferred sales charges of $151 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Effective January 1, 2011, Class B shares’ Rule 12b-1 fee was reduced from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be charged in the future. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used

31

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $23.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	10	38%
Class R4	11	14
Class R5	11	100
Class Y	20	4

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$609,971
Sales Proceeds Excluding U.S. Government Obligations	753,998
Cost of Purchases for U.S. Government Obligations	29,878
Sales Proceeds for U.S. Government Obligations	57,044

32

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	14,140	515	(15,224)	—	(569)	26,246	450	(19,377)	—	7,319
Amount	$140,249	$5,107	$(150,740)	$—	$(5,384)	$258,610	$4,433	$(190,663)	$—	$72,380
Class B
Shares	195	16	(392)	—	(181)	311	17	(449)	—	(121)
Amount	$1,929	$155	$(3,872)	$—	$(1,788)	$3,061	$173	$(4,425)	$—	$(1,191)
Class C
Shares	6,124	159	(7,045)	—	(762)	10,111	138	(6,545)	—	3,704
Amount	$60,664	$1,580	$(69,807)	$—	$(7,563)	$99,535	$1,361	$(64,391)	$—	$36,505
Class I
Shares	14,240	195	(11,745)	—	2,690	13,744	84	(7,561)	—	6,267
Amount	$141,118	$1,942	$(116,483)	$—	$26,577	$135,590	$829	$(74,536)	$—	$61,883
Class R3
Shares	15	1	—	—	16	10	—	—	—	10
Amount	$152	$2	$—	$—	$154	$100	$—	$—	$—	$100
Class R4
Shares	68	—	—	—	68	10	—	—	—	10
Amount	$675	$4	$—	$—	$679	$100	$—	$—	$—	$100
Class R5
Shares	—	1	—	—	1	10	—	—	—	10
Amount	$—	$2	$—	$—	$2	$100	$—	$—	$—	$100
Class Y
Shares	2,573	333	(25,889)	—	(22,983)	10,429	506	(1,603)	—	9,332
Amount	$25,376	$3,277	$(255,448)	$—	$(226,795)	$102,539	$4,982	$(15,687)	$—	$91,834
Total
Shares	37,355	1,220	(60,295)	—	(21,720)	60,871	1,195	(35,535)	—	26,531
Amount	$370,163	$12,069	$(596,350)	$—	$(214,118)	$599,635	$11,778	$(349,702)	$—	$261,711

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	47	$463
For the Year Ended October 31, 2011	61	$602

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

33

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

34

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35

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$–	$–	$(0.21)	$10.05
B	9.82	0.20	0.24	0.44	(0.21)	–	–	(0.21)	10.05
C	9.83	0.13	0.22	0.35	(0.13)	–	–	(0.13)	10.05
I	9.84	0.23	0.23	0.46	(0.23)	–	–	(0.23)	10.07
R3	9.81	0.17	0.23	0.40	(0.18)	–	–	(0.18)	10.03
R4	9.81	0.20	0.24	0.44	(0.21)	–	–	(0.21)	10.04
R5	9.81	0.23	0.23	0.46	(0.24)	–	–	(0.24)	10.03
Y	9.80	0.23	0.24	0.47	(0.24)	–	–	(0.24)	10.03

For the Year Ended October 31, 2011
A	9.87	0.21	(0.04)	0.17	(0.21)	–	–	(0.21)	9.83
B	9.87	0.20	(0.05)	0.15	(0.20)	–	–	(0.20)	9.82
C	9.87	0.14	(0.04)	0.10	(0.14)	–	–	(0.14)	9.83
I	9.89	0.24	(0.05)	0.19	(0.24)	–	–	(0.24)	9.84
R3(F)	9.73	0.01	0.08	0.09	(0.01)	–	–	(0.01)	9.81
R4(F)	9.73	0.02	0.08	0.10	(0.02)	–	–	(0.02)	9.81
R5(F)	9.73	0.02	0.08	0.10	(0.02)	–	–	(0.02)	9.81
Y	9.85	0.24	(0.04)	0.20	(0.25)	–	–	(0.25)	9.80

For the Year Ended October 31, 2010
A	9.62	0.25	0.26	0.51	(0.26)	–	–	(0.26)	9.87
B	9.62	0.18	0.25	0.43	(0.18)	–	–	(0.18)	9.87
C	9.62	0.18	0.26	0.44	(0.19)	–	–	(0.19)	9.87
I(I)	9.74	0.18	0.15	0.33	(0.18)	–	–	(0.18)	9.89
Y	9.60	0.29	0.25	0.54	(0.29)	–	–	(0.29)	9.85

For the Year Ended October 31, 2009
A	9.21	0.33	0.41	0.74	(0.33)	–	–	(0.33)	9.62
B	9.21	0.26	0.41	0.67	(0.26)	–	–	(0.26)	9.62
C	9.21	0.26	0.41	0.67	(0.26)	–	–	(0.26)	9.62
Y	9.19	0.36	0.41	0.77	(0.36)	–	–	(0.36)	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	(0.62)	(0.25)	(0.36)	–	–	(0.36)	9.21
B	9.82	0.29	(0.61)	(0.32)	(0.29)	–	–	(0.29)	9.21
C	9.82	0.29	(0.61)	(0.32)	(0.29)	–	–	(0.29)	9.21
Y	9.81	0.40	(0.63)	(0.23)	(0.39)	–	–	(0.39)	9.19

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on September 30, 2011.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on February 26, 2010.

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

4.37%		$279,952	0.86%		0.85%		2.03%		61%
4.48		7,959	0.97		0.85		2.03		–
3.60		136,515	1.60		1.60		1.28		–
4.75		117,449	0.58		0.58		2.30		–
4.07		258	1.23		1.15		1.72		–
4.48		783	0.93		0.85		2.02		–
4.69		106	0.62		0.55		2.33		–
4.84		4,967	0.50		0.50		2.34		–

1.77		279,232	0.86		0.85		2.13		55
1.54		9,558	1.09		0.98		2.01		–
1.02		140,933	1.59		1.59		1.39		–
1.97		88,321	0.56		0.56		2.41		–
0.96	(G)	101	1.27	(H)	1.15	(H)	1.70	(H)	–
0.98	(G)	101	0.97	(H)	0.85	(H)	1.99	(H)	–
1.01	(G)	101	0.67	(H)	0.55	(H)	2.28	(H)	–
2.02		230,175	0.51		0.51		2.48		–

5.33		208,313	0.87		0.87		2.55		66
4.51		10,799	1.73		1.65		1.80		–
4.56		105,060	1.60		1.60		1.79		–
3.42	(G)	26,765	0.58	(H)	0.58	(H)	2.49	(H)	–
5.71		139,394	0.52		0.52		2.90		–

8.23		125,549	0.91		0.90		3.50		56
7.42		9,322	1.80		1.65		2.78		–
7.42		52,909	1.65		1.65		2.78		–
8.62		93,804	0.53		0.53		3.92		–

(2.60)		46,620	0.95		0.90		3.78		73
(3.33)		5,846	1.84		1.65		3.06		–
(3.33)		26,738	1.69		1.65		3.03		–
(2.40)		107,669	0.58		0.58		4.11		–

37

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Short Duration Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Short Duration Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

38

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

39

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

40

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Short Duration Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

42

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,022.57	$4.32	$1,000.00	$1,020.86	$4.32	0.85%	184	366
Class B	$1,000.00	$1,023.60	$4.32	$1,000.00	$1,020.86	$4.32	0.85	184	366
Class C	$1,000.00	$1,018.76	$8.17	$1,000.00	$1,017.04	$8.16	1.61	184	366
Class I	$1,000.00	$1,024.93	$3.00	$1,000.00	$1,022.17	$3.00	0.59	184	366
Class R3	$1,000.00	$1,021.08	$5.84	$1,000.00	$1,019.35	$5.84	1.15	184	366
Class R4	$1,000.00	$1,024.67	$4.33	$1,000.00	$1,020.86	$4.32	0.85	184	366
Class R5	$1,000.00	$1,025.19	$2.80	$1,000.00	$1,022.37	$2.80	0.55	184	366
Class Y	$1,000.00	$1,025.35	$2.60	$1,000.00	$1,022.57	$2.59	0.51	184	366

43

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Short Duration Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

44

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

45

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

46

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

47

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SD12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview   10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Small Company A#	7.44%	-0.94%	9.88%
Small Company A##	1.53%	-2.05%	9.26%
Small Company B#	6.65%	-1.58%	9.29%*
Small Company B##	1.65%	-1.91%	9.29%*
Small Company C#	6.67%	-1.66%	9.08%
Small Company C##	5.67%	-1.66%	9.08%
Small Company I#	7.70%	-0.69%	10.06%
Small Company R3#	7.30%	-1.14%	9.95%
Small Company R4#	7.63%	-0.82%	10.16%
Small Company R5#	7.93%	-0.55%	10.33%
Small Company Y#	8.02%	-0.43%	10.41%
Russell 2000 Growth Index	9.70%	1.41%	9.66%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/02/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small Company Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

Mario E. Abularach, CFA	Mammen Chally, CFA
Vice President and Equity Research Analyst	Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 7.44%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 2000 Growth Index which returned 9.70% for the same period. The Fund underperformed the 8.96% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Small cap stocks (+12.1%) underperformed large cap stocks (+15.2%) and performed in line with mid cap stocks (+12.1%) during the period, as measured by the Russell 2000, S&P 500, and S&P MidCap 400 indices, respectively. Growth (+9.7%) stocks underperformed Value (+14.5%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. Eight out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Health Care (+17%), Financials (+14%), and Consumer Discretionary (+14%) sectors performed best, while Energy (-13%) and Utilities (-2%) lagged on a relative basis.

Stock selection was the main driver of relative underperformance versus the benchmark, primarily in the Information Technology, Consumer Staples, and Telecommunication Services sectors; this was somewhat offset by strong selection in the Health Care, Energy, and Industrials sectors. Sector allocation, which is the residual result of bottom-up stock selection, also detracted from relative returns, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Health Care and an overweight to Information Technology.

Stocks that detracted the most from relative returns during the period were Deckers Outdoor (Consumer Discretionary), Diamond Foods (Consumer Staples), and Cypress Semiconductor (Information Technology). Shares of Deckers Outdoor, a designer and marketer of fashion-oriented footwear, fell as elevated inventory levels of UGG boots and waning customer demand led to price reductions of this important contributor to the company’s profits. Additionally, margin pressure from higher product costs led to a reduction in consensus earnings expectations. Snack food company Diamond Food’s shares declined steeply based on an investigation into the company’s accounting practices over crop payments to walnut growers. Also, late in the period, the company was ordered to pay $2.6 million to settle claims over the health benefits it attributes to walnuts. Shares of Cypress Semiconductor, a semiconductor company, performed well during the quarter as the company won key contracts with, among others, Amazon and Nokia. Not owning this benchmark component for the duration of the period detracted from relative returns. Express Inc. (Consumer Discretionary), an apparel retailer, also detracted from absolute (i.e. total return) returns during the period.

Top contributors to relative and absolute performance during the period included SXC Health Solutions (Health Care), Zoll Medical (Health Care), and Pulte Group (Consumer Discretionary). Shares of SXC Health Solutions, a pharmacy benefit management (PBM) company, moved higher following the announcement in April 2012 that the company

3

The Hartford Small Company Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

planned to merge with competitor Catalyst Health Solutions. Shares of Pulte Group, a large U.S. homebuilder, performed well as signs of stabilization in housing began to turn sentiment toward the housing sector and investors began contemplating future home price appreciation. The combination of record home affordability, an improving jobs picture, and low levels of new home construction have provided a powerful backdrop for U.S. homebuilders following their seven year recession. Shares of medical device and technology provider Zoll Medical (Health Care) climbed during the period following an announcement that the company would be acquired by Asahi Kasei.

What is the outlook?

We continue to challenge ourselves to discover emerging growth companies and to be opportunistic to uncover re-emerging growth companies. We believe that market volatility over the past year has validated our long-standing price target discipline, which we continue to apply with rigor.

As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight in the Consumer Discretionary and Financials sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight in Health Care, Consumer Staples, and Industrials.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.7%
Banks (Financials)	2.7
Capital Goods (Industrials)	11.0
Commercial and Professional Services (Industrials)	1.5
Consumer Durables and Apparel (Consumer Discretionary)	4.8
Consumer Services (Consumer Discretionary)	2.7
Diversified Financials (Financials)	0.8
Energy (Energy)	6.4
Food and Staples Retailing (Consumer Staples)	0.8
Food, Beverage and Tobacco (Consumer Staples)	0.2
Health Care Equipment and Services (Health Care)	8.6
Household and Personal Products (Consumer Staples)	1.7
Insurance (Financials)	0.2
Materials (Materials)	5.2
Media (Consumer Discretionary)	0.8
Other Investment Pools and Funds (Financials)	1.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	10.0
Real Estate (Financials)	4.2
Retailing (Consumer Discretionary)	9.3
Semiconductors and Semiconductor Equipment (Information Technology)	2.3
Software and Services (Information Technology)	15.0
Technology Hardware and Equipment (Information Technology)	2.5
Telecommunication Services (Services)	0.0
Transportation (Industrials)	3.1
Utilities (Utilities)	0.3
Short-Term Investments	2.3
Other Assets and Liabilities	0.9
Total	100.0%

4

The Hartford Small Company Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7%
	Automobiles and Components - 1.7%
197	Allison Transmission Holdings, Inc.	$3,975
234	Tenneco Automotive, Inc. ●	7,147
18	Tesla Motors, Inc. ●	492
		11,614
	Banks - 2.7%
92	Boston Private Financial Holdings, Inc.	848
239	East West Bancorp, Inc.	5,091
34	EverBank Financial Corp.	512
34	First Merchants Corp.	500
58	Flushing Financial Corp.	896
25	Home Loan Servicing Solutions Ltd.	477
28	Hudson Valley Holding Corp.	457
110	Ocwen Financial Corp. ●	4,230
60	Privatebancorp, Inc.	968
66	Umpqua Holdings Corp.	792
320	Western Alliance Bancorp ●	3,287
11	Wintrust Financial Corp.	415
		18,473
	Capital Goods - 11.0%
17	A.O. Smith Corp.	1,031
19	AAON, Inc.	399
76	Acuity Brands, Inc.	4,923
9	AGCO Corp. ●	401
72	Altra Holdings, Inc.	1,296
20	Applied Industrial Technologies, Inc.	800
47	Astronics Corp. ●	1,090
7	Astronics Corp. Class B ●	161
30	AZZ, Inc.	1,193
24	Belden, Inc.	847
8	Carlisle Cos., Inc.	442
18	Chart Industries, Inc. ●	1,268
79	Colfax Corp. ●	2,726
10	Crane Co.	430
313	DigitalGlobe, Inc. ●	8,117
60	DXP Enterprises, Inc. ●	2,958
15	EMCOR Group, Inc.	474
14	Esterline Technologies Corp. ●	794
16	Franklin Electric Co., Inc.	932
13	GeoEye, Inc. ●	414
48	GrafTech International Ltd. ●	508
26	H & E Equipment Services, Inc.	396
68	IDEX Corp.	2,887
24	John Bean Technologies Corp.	373
88	Kennametal, Inc.	3,128
21	Lennox International, Inc.	1,037
11	Lindsay Corp.	841
26	Luxfer Holdings plc ●	283
18	Michael Baker Corp. ●	405
15	Middleby Corp. ●	1,893
104	Moog, Inc. Class A ●	3,856
18	Nordson Corp.	1,057
173	Owens Corning, Inc. ●	5,826
167	Polypore International, Inc. ●	5,889
24	Sun Hydraulics Corp.	628
14	TAL International Group, Inc.	485
89	Teledyne Technologies, Inc. ●	5,693
15	Textainer Group Holdings Ltd.	453
22	Titan International, Inc.	468
55	Trex Co., Inc. ●	1,934
41	Trimas Corp. ●	1,019
85	WESCO International, Inc. ●	5,513
		75,268
	Commercial and Professional Services - 1.5%
30	Deluxe Corp.	945
23	Exponent, Inc. ●	1,265
27	GP Strategies Corp. ●	510
202	On Assignment, Inc. ●	3,849
12	Portfolio Recovery Associate ●	1,218
130	Wageworks, Inc. ●	2,526
		10,313
	Consumer Durables and Apparel - 4.7%
26	Arctic Cat, Inc. ●	943
131	Brunswick Corp.	3,083
66	Fifth & Pacific Cos., Inc. ●	729
16	G-III Apparel Group Ltd. ●	602
207	Hanesbrands, Inc. ●	6,943
2	Helen of Troy Ltd. ●	57
77	Leapfrog Enterprises, Inc. ●	678
166	Pulte Group, Inc. ●	2,884
2,607	Samsonite International S.A.	5,396
23	Skechers USA, Inc. Class A ●	379
371	Standard-Pacific Corp. ●	2,563
130	Steven Madden Ltd. ●	5,562
37	True Religion Apparel, Inc.	955
20	Warnaco Group, Inc. ●	1,441
		32,215
	Consumer Services - 2.7%
76	Bloomin' Brands, Inc. ●	1,043
33	Brinker International, Inc.	1,018
72	Buffalo Wild Wings, Inc. ●	5,463
243	Burger King Worldwide, Inc. ●	3,612
157	Cheesecake Factory, Inc.	5,200
38	Ignite Restaurant Group, Inc. ●	439
26	Sotheby's Holdings	804
9	Steiner Leisure Ltd. ●	382
37	Whistler Blackcomb Holdings, Inc.	435
		18,396
	Diversified Financials - 0.8%
101	BGC Partners, Inc.	474
32	Compass Diversified Holdings	455
87	DFC Global Corp. ●	1,462
44	Fifth Street Finance Corp.	481
71	Gain Capital Holdings, Inc.	326
200	Netspend Holdings, Inc. ●	2,138
		5,336
	Energy - 6.4%
1,164	Alberta Oilsands, Inc. ●	93
1,164	Alberta Oilsands, Inc. Rights	6
123	Atwood Oceanics, Inc. ●	5,875
35	Berry Petroleum Co.	1,343
156	BPZ Resources, Inc. ●	448
36	C&J Energy Services, Inc. ⌂●	700
34	Cloud Peak Energy, Inc. ●	707
31	CVR Energy, Inc. ●	1,143
16	Diamondback Eneregy, Inc. ●	274
27	Energy XXI (Bermuda) Ltd.	887
18	EPL Oil & Gas, Inc. ●	385
27	Gulfmark Offshore, Inc. ●	860

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	Energy - 6.4% - (continued)
19	Hornbeck Offshore Services, Inc. ●	$650
144	ION Geophysical Corp. ●	933
65	Karoon Gas Australia Ltd. ●	377
48	Midstates Petroleum Co., Inc. ●	298
325	Patterson-UTI Energy, Inc.	5,252
28	PDC Energy, Inc. ●	845
299	Rex Energy Corp. ●	3,963
135	Rosetta Resources, Inc. ●	6,237
158	SemGroup Corp. ●	6,123
33	Stone Energy Corp. ●	767
1,050	Sunshine Oilsands Ltd. ●	355
23	Swift Energy Co. ●	379
369	Trican Well Service Ltd.	4,402
72	Vaalco Energy, Inc. ●	587
		43,889
	Food and Staples Retailing - 0.8%
98	Casey's General Stores, Inc.	5,046
35	Natural Grocers by Vitamin Cottage, Inc. ●	706
		5,752
	Food, Beverage and Tobacco - 0.2%
6	Boston Beer Co., Inc. Class A ●	626
59	Darling International, Inc. ●	983
		1,609
	Health Care Equipment and Services - 8.6%
208	ABIOMED, Inc. ●	4,117
39	Air Methods Corp. ●	4,329
13	AmSurg Corp. ●	368
3	Atrion Corp.	648
163	Catamaran Corp. ●	7,673
19	Corvel Corp. ●	807
19	Cyberonics, Inc. ●	883
73	Dexcom, Inc. ●	950
16	Ensign Group, Inc.	461
46	Globus Medical, Inc. ●	797
19	Greatbatch, Inc. ●	407
196	HealthSouth Corp. ●	4,342
81	Heartware International, Inc. ●	6,809
26	ICU Medical, Inc. ●	1,516
259	Insulet Corp. ●	5,498
26	LHC Group, Inc. ●	452
34	Masimo Corp. ●	744
6	MEDNAX, Inc. ●	435
142	Merge Healthcare, Inc. ●	483
30	Merit Medical Systems, Inc. ●	428
71	Owens & Minor, Inc.	2,032
173	Team Health Holdings ●	4,615
32	U.S. Physical Therapy, Inc.	856
181	Volcano Corp. ●	5,173
87	Wellcare Health Plans, Inc. ●	4,154
		58,977
	Household and Personal Products - 1.7%
188	Elizabeth Arden, Inc. ●	8,881
22	Nu Skin Enterprises, Inc. Class A	1,060
33	Spectrum Brands Holdings, Inc. ●	1,508
		11,449
	Insurance - 0.2%
29	Amerisafe, Inc. ●	758
25	Protective Life Corp.	687
		1,445
	Materials - 5.2%
11	Allied Nevada Gold Corp. ●	414
292	Aurcana Corp. ●	316
40	Headwaters, Inc. ●	289
242	KapStone Paper & Packaging Corp. ●	5,313
16	Kraton Performance Polymers ●	353
336	Louisiana-Pacific Corp. ●	5,301
217	Methanex Corp. ADR	6,512
35	New Gold, Inc. ●	405
39	Olin Corp.	804
142	Packaging Corp. of America	4,997
61	PolyOne Corp.	1,159
361	Romarco Minerals, Inc. ●	344
200	Silgan Holdings, Inc.	8,672
10	Universal Stainless & Alloy Products, Inc. ●	354
26	Winpak Ltd.	410
		35,643
	Media - 0.8%
368	Pandora Media, Inc. ●	3,085
91	Shutterstock, Inc. ●	2,168
		5,253
	Pharmaceuticals, Biotechnology and Life Sciences - 10.0%
33	3SBio, Inc. ADR ●	443
36	Acorda Therapeutics, Inc. ●	851
80	Algeta ASA ●	2,139
78	Alkermes plc ●	1,451
342	Arena Pharmaceuticals, Inc. ●	2,702
107	Auxilium Pharmaceuticals, Inc. ●	2,193
276	Aveo Pharmaceuticals, Inc. ●	2,106
66	Bruker Corp. ●	800
109	Cadence Pharmaceuticals, Inc. ●	384
141	Cubist Pharmaceuticals, Inc. ●	6,055
587	Exelixis, Inc. ●	2,787
248	Immunogen, Inc. ●	2,744
205	Incyte Corp. ●	3,273
356	Ironwood Pharmaceuticals, Inc. ●	4,144
240	Medicines Co. ●	5,257
28	Momenta Pharmaceuticals, Inc. ●	357
63	Neurocrine Biosciences, Inc. ●	459
460	NPS Pharmaceuticals, Inc. ●	4,253
42	Onyx Pharmaceuticals, Inc. ●	3,274
58	Optimer Pharmaceuticals, Inc. ●	554
256	PAREXEL International Corp. ●	7,852
363	Rigel Pharmaceuticals, Inc. ●	3,230
134	Salix Pharmaceuticals Ltd. ●	5,248
218	Seattle Genetics, Inc. ●	5,480
38	Tesaro, Inc. ●	611
73	Trius Therapeutics, Inc. ●	402
		69,049
	Real Estate - 4.2%
73	American Campus Communities, Inc.	3,319
55	Anworth Mortgage Asset Corp.	338
28	Capstead Mortgage Corp.	340
35	Colonial Properties Trust REIT	756
74	Coresite Realty Corp.	1,677
48	Glimcher Realty Trust REIT	510
13	Hatteras Financial Corp.	357
44	Medical Properties Trust, Inc.	500
50	MFA Mortgage Investments, Inc.	407
235	Pebblebrook Hotel Trust	4,989

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	Real Estate - 4.2% - (continued)
109	Potlatch Corp.	$4,187
33	PS Business Parks, Inc.	2,094
57	Summit Hotel Properties, Inc.	471
349	Sunstone Hotel Investors, Inc. REIT ●	3,450
236	Two Harbors Investment Corp.	2,812
27	Whitestone REIT	365
65	Zillow, Inc. ●	2,417
		28,989
	Retailing - 9.3%
3,137	Allstar Co. ⌂†	5,491
58	Ascena Retail Group, Inc. ●	1,142
16	Cato Corp.	440
86	Children's Place Retail Stores, Inc. ●	5,047
21	Core-Mark Holding Co., Inc.	1,001
201	Debenhams plc	390
107	DSW, Inc.	6,702
37	Express, Inc. ●	407
113	Francescas Holding Corp. ●	3,345
87	GNC Holdings, Inc.	3,345
16	Group 1 Automotive, Inc.	979
16	Guess?, Inc.	404
58	Hibbett Sports, Inc. ●	3,127
229	HomeAway, Inc. ●	5,879
95	HSN, Inc.	4,944
18	Lumber Liquidators Holdings, Inc. ●	988
43	Mattress Firm Holding Corp. ●	1,383
131	Pier 1 Imports, Inc.	2,666
154	rue21, Inc. ●	4,638
195	Shutterfly, Inc. ●	5,904
26	Teavana Holdings, Inc. ●	278
22	The Finish Line, Inc.	456
136	Urban Outfitters, Inc. ●	4,876
		63,832
	Semiconductors and Semiconductor Equipment - 2.3%
180	GT Advanced Technologies, Inc. ●	782
921	Lattice Semiconductor Corp. ●	3,572
21	Microsemi Corp. ●	407
166	Mindspeed Technologies, Inc. ●	566
51	Nanometrics, Inc. ●	701
73	PMC-Sierra, Inc. ●	343
163	Skyworks Solutions, Inc. ●	3,822
187	Ultratech Stepper, Inc. ●	5,782
		15,975
	Software and Services - 15.0%
21	Ancestry.com, Inc. ●	654
201	Bazaarvoice, Inc. ●	2,566
175	Broadsoft, Inc. ●	6,686
615	Cadence Design Systems, Inc. ●	7,783
4	Commvault Systems, Inc. ●	249
66	Concur Technologies, Inc. ●	4,381
25	Constant Contact, Inc. ●	304
30	CoStar Group, Inc. ●	2,511
160	DealerTrack Holdings, Inc. ●	4,375
68	Earthlink, Inc.	430
33	Ebix, Inc.	716
15	Fair Isaac, Inc.	680
105	Fleetmatics Group Ltd. ●	2,285
71	Higher One Holdings, Inc. ●	894
162	IAC/InterActiveCorp.	7,816
137	Imperva, Inc. ●	4,315
52	j2 Global, Inc.	1,563
50	JDA Software Group, Inc. ●	1,888
7	Jive Software, Inc. ●	79
39	Keynote Systems, Inc.	560
380	LivePerson, Inc. ●	5,955
7	MicroStrategy, Inc. ●	708
125	Mitek Systems, Inc. ●	399
24	Netscout Systems, Inc. ●	604
17	Nuance Communications, Inc. ●	381
27	Opnet Technologies, Inc.	1,129
173	Parametric Technology Corp. ●	3,492
61	Pegasystems, Inc.	1,439
38	QLIK Technologies, Inc. ●	692
533	Sapient Corp. ●	5,484
42	ServiceNow, Inc. ●	1,293
8	Solarwinds, Inc. ●	417
182	Solera Holdings, Inc.	8,507
16	Sourcefire, Inc. ●	668
66	Splunk, Inc. ●	1,855
77	Syntel, Inc.	4,586
29	Tyler Corp. ●	1,408
22	VeriFone Systems, Inc. ●	663
311	Web.com Group, Inc. ●	4,910
104	WEX Inc.	7,667
42	XO Group, Inc. ●	337
		103,329
	Technology Hardware and Equipment - 2.5%
20	ADTRAN, Inc.	341
27	Arris Group, Inc. ●	368
48	Aruba Networks, Inc. ●	863
91	Coherent, Inc. ●	4,139
67	Emulex Corp. ●	468
135	Extreme Networks, Inc. ●	440
219	Fabrinet ●	2,111
148	Finisar Corp. ●	1,705
19	Ixia ●	271
111	Mitel Networks Corp. ●	285
14	Netgear, Inc. ●	483
51	Oplink Communications, Inc. ●	755
18	Park Electrochemical Corp.	449
27	Plantronics, Inc.	870
47	TTM Technologies, Inc. ●	426
44	Ubiquiti Networks, Inc. ●	516
89	Universal Display Corp. ●	2,921
		17,411
	Telecommunication Services - 0.0%
37	Neutral Tandem, Inc.	172

	Transportation - 3.1%
75	Avis Budget Group, Inc. ●	1,240
119	Landstar System, Inc.	6,039
22	Marten Transport Ltd.	413
174	Old Dominion Freight Line, Inc. ●	5,836
391	Spirit Airlines, Inc. ●	6,853
46	Werner Enterprises, Inc.	1,060
		21,441
	Utilities - 0.3%
15	Portland General Electric Co.	398

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	Utilities - 0.3% - (continued)
30	UNS Energy Corp.	$1,296
13	Westar Energy, Inc.	389
		2,083
	Total common stocks
	(cost $615,900)	$657,913

PREFERRED STOCKS - 0.1%
	Consumer Durables and Apparel - 0.1%
5	Callaway Golf Co., 7.50% ۞	$485

	Total preferred stocks
	(cost $608)	$485

EXCHANGE TRADED FUNDS - 1.0%
	Other Investment Pools and Funds - 1.0%
75	iShares Russell 2000 Growth Index Fund	$6,956

	Total exchange traded funds
	(cost $7,192)	$6,956

	Total long-term investments (cost $623,700)	$665,354

SHORT-TERM INVESTMENTS - 2.3%
Repurchase Agreements - 2.3%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $2,912,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $2,970)
$2,912	0.30%, 10/31/2012	$2,912
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $1,186, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $1,209)
1,186	0.25%, 10/31/2012	1,186
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,038, collateralized by FNMA 2.50%, 2027, value of $2,079)
2,038	0.35%, 10/31/2012	2,038
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $774, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $790)
774	0.35%, 10/31/2012	774
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $3,597, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $3,665)
3,597	0.28%, 10/31/2012	3,597
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$4,559, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $4,650)
4,559	0.25%, 10/31/2012	4,559
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $21, collateralized by U.S. Treasury Note 8.13%, 2019, value of $21)
21	0.25%, 10/31/2012	21
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,057, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $1,078)
1,057	0.30%, 10/31/2012	1,057
		16,144
	Total short-term investments
	(cost $16,144)	$16,144

Total investments
(cost $639,844) ▲	99.1%	$681,498
Other assets and liabilities	0.9%	5,966
Total net assets	100.0%	$687,464

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $647,835 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$69,297
Unrealized Depreciation	(35,634)
Net Unrealized Appreciation	$33,663

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $5,491, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

۞	Convertible security.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	3,137	Allstar Co.	$3,193
12/2010	36	C&J Energy Services, Inc.	361

  At October 31, 2012, the aggregate value of these securities was $6,191, which represents 0.9% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$657,913	$644,120	$8,302	$5,491
Exchange Traded Funds	6,956	6,956	–	–
Preferred Stocks	485	–	485	–
Short-Term Investments	16,144	–	16,144	–
Total	$681,498	$651,076	$24,931	$5,491

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2012
Assets:
Common Stocks	$2,823	$—	$2,668	*	$—	$—	$—	$—	$—	$5,491
Total	$2,823	$—	$2,668		$—	$—	$—	$—	$—	$5,491

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $2,668.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $639,844)	$681,498
Receivables:
Investment securities sold	9,429
Fund shares sold	745
Dividends and interest	38
Other assets	54
Total assets	691,764
Liabilities:
Bank overdraft	257
Payables:
Investment securities purchased	2,488
Fund shares redeemed	1,249
Investment management fees	121
Administrative fees	4
Distribution fees	31
Accrued expenses	150
Total liabilities	4,300
Net assets	$687,464
Summary of Net Assets:
Capital stock and paid-in-capital	$613,154
Distributions in excess of net investment loss	(4,535)
Accumulated net realized gain	37,191
Unrealized appreciation of investments	41,654
Net assets	$687,464

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$19.52/$20.66
Shares outstanding	13,753
Net assets	$268,501
Class B: Net asset value per share	$16.87
Shares outstanding	354
Net assets	$5,972
Class C: Net asset value per share	$16.82
Shares outstanding	1,914
Net assets	$32,182
Class I: Net asset value per share	$19.87
Shares outstanding	1,226
Net assets	$24,366
Class R3: Net asset value per share	$20.61
Shares outstanding	2,337
Net assets	$48,148
Class R4: Net asset value per share	$21.03
Shares outstanding	2,674
Net assets	$56,217
Class R5: Net asset value per share	$21.39
Shares outstanding	414
Net assets	$8,859
Class Y: Net asset value per share	$21.56
Shares outstanding	11,283
Net assets	$243,219

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,821
Interest	21
Less: Foreign tax withheld	(35)
Total investment income	3,807

Expenses:
Investment management fees	5,565
Administrative services fees	183
Transfer agent fees	1,023
Distribution fees
Class A	715
Class B	74
Class C	349
Class R3	239
Class R4	128
Custodian fees	32
Accounting services fees	97
Registration and filing fees	124
Board of Directors' fees	19
Audit fees	19
Other expenses	157
Total expenses (before waivers and fees paid indirectly)	8,724
Expense waivers	(52)
Transfer agent fee waivers	(15)
Commission recapture	(71)
Total waivers and fees paid indirectly	(138)
Total expenses, net	8,586
Net Investment Loss	(4,779)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	44,300
Net realized gain on foreign currency contracts	46
Net realized loss on other foreign currency transactions	(74)
Net Realized Gain on Investments and Foreign Currency Transactions	44,272
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,624
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	12,623
Net Gain on Investments and Foreign Currency Transactions	56,895
Net Increase in Net Assets Resulting from Operations	$52,116

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(4,779)	$(4,938)
Net realized gain on investments and foreign currency transactions	44,272	146,528
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	12,623	(66,913)
Net Increase In Net Assets Resulting From Operations	52,116	74,677
Distributions to Shareholders:
From net realized gain on investments
Class A	(15,141)	—
Class B	(517)	—
Class C	(2,128)	—
Class I	(1,042)	—
Class R3	(2,279)	—
Class R4	(2,444)	—
Class R5	(470)	—
Class Y	(11,102)	—
Total distributions	(35,123)	—
Capital Share Transactions:
Class A	(33,861)	(22,465)
Class B	(3,229)	(4,470)
Class C	(4,412)	(7,410)
Class I	4,794	4,835
Class R3	576	7,162
Class R4	3,574	1,862
Class R5	(1,449)	(2,650)
Class Y	1,021	(69,560)
Net decrease from capital share transactions	(32,986)	(92,696)
Net Decrease In Net Assets	(15,993)	(18,019)
Net Assets:
Beginning of period	703,457	721,476
End of period	$687,464	$703,457
Undistributed (distribution in excess of) net investment income (loss)	$(4,535)	$(312)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

14

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate

16

per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

18

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$46	$—	$—	$—	$—	$46
Total	$—	$46	$—	$—	$—	$—	$46

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Long-Term Capital Gains ‡	$35,123	$—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Long-Term Capital Gain	$44,873
Accumulated Capital Losses	(4,226)
Unrealized Appreciation *	33,663
Total Accumulated Earnings	$74,310

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$556
Accumulated Net Realized Gain (Loss)	392
Capital Stock and Paid-in-Capital	(948)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

20

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$4,226

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012,

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.39%
Class B	2.14
Class C	2.11
Class I	1.13
Class R3	1.54
Class R4	1.24
Class R5	0.94
Class Y	0.86

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $381 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

22

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, 10% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$841,897
Sales Proceeds Excluding U.S. Government Obligations	921,428

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,659	859	(5,158)	—	(1,640)	3,332	—	(4,504)	—	(1,172)
Amount	$50,939	$14,597	$(99,397)	$—	$(33,861)	$67,527	$—	$(89,992)	$—	$(22,465)
Class B
Shares	23	32	(246)	—	(191)	40	—	(296)	—	(256)
Amount	$392	$471	$(4,092)	$—	$(3,229)	$701	$—	$(5,171)	$—	$(4,470)
Class C
Shares	130	134	(517)	—	(253)	224	—	(655)	—	(431)
Amount	$2,165	$1,972	$(8,549)	$—	$(4,412)	$3,974	$—	$(11,384)	$—	$(7,410)
Class I
Shares	689	54	(494)	—	249	568	—	(342)	—	226
Amount	$13,496	$939	$(9,641)	$—	$4,794	$11,686	$—	$(6,851)	$—	$4,835
Class R3
Shares	462	127	(541)	—	48	871	—	(526)	—	345
Amount	$9,321	$2,279	$(11,024)	$—	$576	$18,282	$—	$(11,120)	$—	$7,162
Class R4
Shares	1,216	134	(1,170)	—	180	869	—	(786)	—	83
Amount	$25,287	$2,440	$(24,153)	$—	$3,574	$18,548	$—	$(16,686)	$—	$1,862
Class R5
Shares	193	25	(277)	—	(59)	240	—	(386)	—	(146)
Amount	$3,954	$470	$(5,873)	$—	$(1,449)	$5,346	$—	$(7,996)	$—	$(2,650)
Class Y
Shares	3,422	595	(3,916)	—	101	2,740	—	(5,952)	—	(3,212)
Amount	$70,300	$11,101	$(80,380)	$—	$1,021	$61,376	$—	$(130,936)	$—	$(69,560)
Total
Shares	8,794	1,960	(12,319)	—	(1,565)	8,884	—	(13,447)	—	(4,563)
Amount	$175,854	$34,269	$(243,109)	$—	$(32,986)	$187,440	$—	$(280,136)	$—	$(92,696)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	69	$1,313
For the Year Ended October 31, 2011	90	$1,795

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

25

The Hartford Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$–	$(0.99)	$–	$(0.99)	$19.52
B	16.88	(0.35)	1.33	0.98	–	(0.99)	–	(0.99)	16.87
C	16.83	(0.29)	1.27	0.98	–	(0.99)	–	(0.99)	16.82
I	19.51	(0.11)	1.46	1.35	–	(0.99)	–	(0.99)	19.87
R3	20.27	(0.20)	1.53	1.33	–	(0.99)	–	(0.99)	20.61
R4	20.60	(0.13)	1.55	1.42	–	(0.99)	–	(0.99)	21.03
R5	20.88	(0.11)	1.61	1.50	–	(0.99)	–	(0.99)	21.39
Y	21.02	(0.06)	1.59	1.53	–	(0.99)	–	(0.99)	21.56

For the Year Ended October 31, 2011 (E)
A	17.48	(0.15)	1.90	1.75	–	–	–	–	19.23
B	15.46	(0.27)	1.69	1.42	–	–	–	–	16.88
C	15.41	(0.26)	1.68	1.42	–	–	–	–	16.83
I	17.68	(0.10)	1.93	1.83	–	–	–	–	19.51
R3	18.45	(0.20)	2.02	1.82	–	–	–	–	20.27
R4	18.70	(0.14)	2.04	1.90	–	–	–	–	20.60
R5	18.90	(0.08)	2.06	1.98	–	–	–	–	20.88
Y	19.01	(0.06)	2.07	2.01	–	–	–	–	21.02

For the Year Ended October 31, 2010 (E)
A	13.90	(0.13)	3.71	3.58	–	–	–	–	17.48
B	12.39	(0.22)	3.29	3.07	–	–	–	–	15.46
C	12.34	(0.22)	3.29	3.07	–	–	–	–	15.41
I	14.03	(0.09)	3.74	3.65	–	–	–	–	17.68
R3	14.70	(0.16)	3.91	3.75	–	–	–	–	18.45
R4	14.85	(0.11)	3.96	3.85	–	–	–	–	18.70
R5	14.97	(0.07)	4.00	3.93	–	–	–	–	18.90
Y	15.03	(0.05)	4.03	3.98	–	–	–	–	19.01

For the Year Ended October 31, 2009 (E)
A	13.09	(0.08)	0.89	0.81	–	–	–	–	13.90
B	11.71	(0.12)	0.80	0.68	–	–	–	–	12.39
C	11.71	(0.15)	0.78	0.63	–	–	–	–	12.34
I	13.18	(0.06)	0.91	0.85	–	–	–	–	14.03
R3	13.89	(0.13)	0.94	0.81	–	–	–	–	14.70
R4	13.98	(0.09)	0.96	0.87	–	–	–	–	14.85
R5	14.06	(0.06)	0.97	0.91	–	–	–	–	14.97
Y	14.10	(0.04)	0.97	0.93	–	–	–	–	15.03

For the Year Ended October 31, 2008
A	24.46	(0.06)	(8.68)	(8.74)	–	(2.63)	–	(2.63)	13.09
B	22.30	(0.20)	(7.76)	(7.96)	–	(2.63)	–	(2.63)	11.71
C	22.32	(0.18)	(7.80)	(7.98)	–	(2.63)	–	(2.63)	11.71
I	24.55	(0.02)	(8.72)	(8.74)	–	(2.63)	–	(2.63)	13.18
R3	25.83	(0.07)	(9.24)	(9.31)	–	(2.63)	–	(2.63)	13.89
R4	25.91	(0.03)	(9.27)	(9.30)	–	(2.63)	–	(2.63)	13.98
R5	25.97	–	(9.28)	(9.28)	–	(2.63)	–	(2.63)	14.06
Y	26.00	0.02	(9.29)	(9.27)	–	(2.63)	–	(2.63)	14.10

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

7.44%	$268,501	1.41%	1.40%	(0.85)%	124%
6.65	5,972	2.37	2.15	(1.60)	–
6.67	32,182	2.12	2.12	(1.57)	–
7.70	24,366	1.14	1.14	(0.58)	–
7.30	48,148	1.58	1.55	(0.99)	–
7.63	56,217	1.27	1.25	(0.68)	–
7.93	8,859	1.00	0.95	(0.41)	–
8.02	243,219	0.87	0.87	(0.30)	–

10.01	296,062	1.37	1.37	(0.77)	111
9.18	9,192	2.30	2.15	(1.55)	–
9.21	36,465	2.10	2.10	(1.50)	–
10.35	19,056	1.08	1.08	(0.49)	–
9.86	46,392	1.57	1.55	(0.96)	–
10.16	51,387	1.26	1.25	(0.66)	–
10.48	9,867	0.99	0.95	(0.35)	–
10.57	235,036	0.86	0.86	(0.26)	–

25.76	289,558	1.41	1.40	(0.80)	181
24.78	12,384	2.36	2.15	(1.54)	–
24.88	40,018	2.16	2.15	(1.55)	–
26.02	13,283	1.17	1.15	(0.54)	–
25.51	35,873	1.59	1.57	(1.00)	–
25.93	45,096	1.28	1.26	(0.67)	–
26.25	11,706	1.02	1.02	(0.41)	–
26.48	273,558	0.87	0.87	(0.28)	–

6.19	275,834	1.53	1.32	(0.67)	180
5.81	16,169	2.59	1.76	(1.10)	–
5.38	38,082	2.31	2.04	(1.39)	–
6.45	16,312	1.24	1.11	(0.48)	–
5.83	12,822	1.66	1.65	(1.04)	–
6.22	31,532	1.31	1.31	(0.67)	–
6.47	12,384	1.11	1.05	(0.42)	–
6.59	245,727	0.91	0.91	(0.27)	–

(39.57)	274,412	1.39	1.39	(0.39)	183
(39.95)	21,008	2.31	2.02	(1.01)	–
(40.01)	41,294	2.15	2.15	(1.14)	–
(39.41)	11,912	1.19	1.15	(0.15)	–
(39.69)	2,990	1.66	1.65	(0.68)	–
(39.51)	18,332	1.29	1.29	(0.29)	–
(39.32)	7,510	1.00	1.00	(0.01)	–
(39.23)	166,183	0.89	0.89	0.12	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

28

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small Company Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$964.52	$6.91	$1,000.00	$1,018.10	$7.10	1.40%	184	366
Class B	$1,000.00	$961.37	$10.59	$1,000.00	$1,014.33	$10.88	2.15	184	366
Class C	$1,000.00	$961.26	$10.45	$1,000.00	$1,014.48	$10.74	2.12	184	366
Class I	$1,000.00	$965.60	$5.73	$1,000.00	$1,019.30	$5.89	1.16	184	366
Class R3	$1,000.00	$964.08	$7.65	$1,000.00	$1,017.34	$7.86	1.55	184	366
Class R4	$1,000.00	$965.66	$6.17	$1,000.00	$1,018.85	$6.34	1.25	184	366
Class R5	$1,000.00	$966.65	$4.70	$1,000.00	$1,020.36	$4.83	0.95	184	366
Class Y	$1,000.00	$967.34	$4.32	$1,000.00	$1,020.75	$4.44	0.87	184	366

33

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small Company Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 1-, 3- and 5-year periods. The Board also noted that the Fund had underperformed relative to its benchmark for the 3- and 5-year periods and that its performance was in line with the benchmark for the 1-year period. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SC12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Small/Mid Cap Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/01/05 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Small/Mid Cap Equity A#	10.99%	0.33%	3.96%
Small/Mid Cap Equity A##	4.89%	-0.80%	3.21%
Small/Mid Cap Equity B#	10.22%	-0.27%	3.33%
Small/Mid Cap Equity B##	5.22%	-0.62%	3.33%
Small/Mid Cap Equity C#	10.19%	-0.35%	3.23%
Small/Mid Cap Equity C##	9.19%	-0.35%	3.23%
Small/Mid Cap Equity R3#	10.82%	0.59%	4.28%
Small/Mid Cap Equity R4#	11.11%	0.66%	4.33%
Small/Mid Cap Equity R5#	11.48%	0.73%	4.37%
Small/Mid Cap Equity Y#	11.49%	0.73%	4.37%
Russell 2500 Index	13.00%	2.06%	5.41%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small/Mid Cap Equity Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager David J. Elliott, CFA Vice President, Co-Director of Quantitative Investments and Director of Quantitative Portfolio Management

Effective June 4, 2012, Wellington Management Company, LLP became the sub-adviser to the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 10.99%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 2500 Index, which returned 13.00%. For the same period, the Fund outperformed the 10.78% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

The Fund’s stock selection in the Industrials, Financials, and Energy sectors contributed to relative performance. This was partially offset by unfavorable stock selection in the Consumer Discretionary, Materials, and Telecommunication Services sectors. Overall sector positioning detracted modestly from relative returns during the period. The Fund’s modest cash position also detracted from relative performance in an upward-trending market.

The largest detractors from both absolute and benchmark relative performance were Monster Beverage (Consumer Staples), Tempur-Pedic International (Consumer Discretionary), and PLX Technology (Information Technology). Shares of Monster Beverage, a holding company that develops, markets, sells and distributes alternative energy beverages, fell as the company reported results slightly below consensus and the NY State Attorney General issued a subpoena relating to the company’s advertising and sales. Tempur-Pedic International, a leading global manufacturer and distributor of premium mattresses and pillows, fell sharply after the company lowered its full-year guidance due to competitive pressures and demand for their new Simplicity product was weaker than anticipated. Shares of PLX Technology, a technology company that designs, develops, manufactures and sells semiconductor-based system connectivity solutions, fell during the period amid investor concern that a proposed acquisition of the company would be held back by regulators, pressuring PLX’s business and stock price.

The largest contributors to relative performance were Cambrex Corporation (Health Care), Taser International (Information Technology), and Overstock.com (Consumer Discretionary). Shares of Cambrex Corporation, a life sciences company that provides products and services to improve the development and commercialization of new and generic therapeutics, rose as the company reported better than expected earnings and raised guidance for the full year. Taser International, a company engaged in the development, manufacture and sale of electronic control devices designed for use in the defense markets, rose during the period as sales increased versus the prior year and the company bought back shares during the period. Shares of Overstock.com, an online retailer offering discount brand name, non-brand name and closeout merchandise, rose during the period as the company reported earnings that increased over the prior year and beat expectations. Our position in Delek U.S. Holdings (Energy) contributed to absolute performance (i.e. total return).

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and

3

The Hartford Small/Mid Cap Equity Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks.

Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Information Technology, Energy, and Consumer Discretionary sectors and most underweight in the Utilities, Industrials, and Materials sectors relative to the Russell 2500 Index.

Diversification by Industry
as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.9%
Banks (Financials)	3.9
Capital Goods (Industrials)	8.4
Commercial and Professional Services (Industrials)	3.9
Consumer Durables and Apparel (Consumer Discretionary)	3.7
Consumer Services (Consumer Discretionary)	3.4
Diversified Financials (Financials)	3.4
Energy (Energy)	8.5
Food and Staples Retailing (Consumer Staples)	0.5
Food, Beverage and Tobacco (Consumer Staples)	1.5
Health Care Equipment and Services (Health Care)	3.2
Household and Personal Products (Consumer Staples)	0.7
Insurance (Financials)	5.6
Materials (Materials)	5.7
Media (Consumer Discretionary)	1.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.4
Real Estate (Financials)	7.3
Retailing (Consumer Discretionary)	6.5
Semiconductors and Semiconductor Equipment (Information Technology)	2.6
Software and Services (Information Technology)	9.9
Technology Hardware and Equipment (Information Technology)	3.7
Telecommunication Services (Services)	1.6
Transportation (Industrials)	1.3
Utilities (Utilities)	4.7
Short-Term Investments	0.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0%
	Automobiles and Components - 0.9%
8	Cooper Tire & Rubber Co.	$167
9	Lear Corp.	405
2	Thor Industries, Inc.	87
		659
	Banks - 3.9%
11	Banco Latinoamericano de Exportaciones S.A. Class E ADR	254
23	CapitalSource, Inc.	183
10	East West Bancorp, Inc.	209
5	Enterprise Financial Services Corp. ●	73
37	Fifth Third Bancorp	537
16	Glacier Bancorp	226
10	MainSource Financial Group, Inc.	125
8	Nationstar Mortgage Holdings, Inc. ●	285
7	Ocwen Financial Corp. ●	270
4	Provident Financial Services, Inc.	67
44	Regions Financial Corp.	284
24	Susquehanna Bancshares, Inc.	244
40	Trustco Bank Corp.	224
		2,981
	Capital Goods - 8.4%
3	Alliant Techsystems, Inc.	183
4	American Rail Car Industries, Inc. ●	115
3	American Science & Engineering, Inc.	172
16	Ampco-Pittsburgh Corp.	275
6	Chicago Bridge & Iron Co. N.V.	222
5	EnerSys, Inc. ●	159
23	Exelis, Inc.	256
6	Fluor Corp.	315
17	Gencorp, Inc. ●	150
6	Generac Holdings, Inc.	211
12	ITT Corp.	254
8	L.B. Foster Co. Class A	256
3	Lincoln Electric Holdings, Inc.	143
2	Lindsay Corp.	176
21	LSI Industries, Inc.	144
3	National Presto Industries, Inc.	230
10	NCI Building Systems, Inc. ●	112
7	Nordson Corp.	407
3	Nortek, Inc. ●	184
17	Orbital Sciences Corp. ●	221
3	Parker-Hannifin Corp.	236
4	Sauer-Danfoss, Inc.	172
77	Taser International, Inc. ●	600
5	Teledyne Technologies, Inc. ●	307
4	Timken Co.	150
5	Trex Co., Inc. ●	182
7	URS Corp.	218
6	Wabco Holdings, Inc. ●	351
		6,401
	Commercial and Professional Services - 3.9%
7	Avery Dennison Corp.	223
14	Barrett Business Services, Inc.	420
53	Cenveo, Inc. ●	106
7	Cintas Corp.	305
9	Copart, Inc. ●	256
8	Deluxe Corp.	255
4	Dun & Bradstreet Corp.	284
13	Enernoc, Inc. ●	155
3	Equifax, Inc. ●	145
2	Portfolio Recovery Associate ●	157
12	Quad Graphics, Inc.	211
12	Robert Half International, Inc.	328
11	RPX Corp. ●	119
		2,964
	Consumer Durables and Apparel - 3.7%
12	Brunswick Corp.	281
3	Carter's, Inc. ●	162
6	CSS Industries, Inc.	121
5	Garmin Ltd.	175
10	Hooker Furniture Corp.	132
3	Hyster-Yale Materials Handling, Inc. Class A	114
3	Hyster-Yale Materials Handling, Inc. Class B †	114
11	iRobot Corp. ●	203
13	Jones (The) Group, Inc.	148
14	Leapfrog Enterprises, Inc. ●	126
3	Nacco Industries, Inc. Class A	140
6	Polaris Industries, Inc.	506
9	Skechers USA, Inc. Class A ●	154
6	Sturm Ruger & Co., Inc.	271
7	Tempur-Pedic International, Inc. ●	196
		2,843
	Consumer Services - 3.4%
5	American Public Education, Inc. ●	199
10	Brinker International, Inc.	299
6	Capella Education Co. ●	175
5	Domino's Pizza, Inc.	203
7	Grand Canyon Education, Inc. ●	152
23	Lincoln Educational Services Corp.	85
8	Marriott International, Inc. Class A	274
5	Marriott Vacations Worldwide Corp. ●	197
20	Multimedia Games Holding Co., Inc. ●	315
—	Panera Bread Co. Class A ●	67
2	Strayer Education, Inc.	138
4	Weight Watchers International, Inc.	186
5	Wyndham Worldwide Corp.	262
		2,552
	Diversified Financials - 3.4%
23	American Capital Ltd. ●	270
70	Apollo Investment Corp.	554
20	Calamos Asset Management, Inc.	220
15	Compass Diversified Holdings	212
2	Credit Acceptance Corp. ●	147
7	Discover Financial Services, Inc.	291
32	Netspend Holdings, Inc. ●	342
29	Prospect Capital Corp.	344
9	Solar Capital Ltd.	196
		2,576
	Energy - 8.5%
12	Alon USA Energy, Inc.	152
14	Basic Energy Services, Inc. ●	144
5	Berry Petroleum Co.	185
4	Contango ORE, Inc. ●	211
5	Core Laboratories N.V.	487
15	Delek U.S. Holdings, Inc.	389
8	Diamond Offshore Drilling, Inc.	586
7	Energy XXI (Bermuda) Ltd.	228
23	Exco Resources, Inc.	189
25	Frontline Ltd.	81
35	Green Plains Renewable Energy, Inc. ●	273
15	Helix Energy Solutions Group, Inc. ●	251

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Energy - 8.5% - (continued)
39	Hercules Offshore, Inc. ●	$188
11	HollyFrontier Corp.	406
8	Oceaneering International, Inc.	401
36	Parker Drilling Co. ●	157
13	Plains Exploration & Production Co. ●	446
64	Rentech, Inc. ●	166
7	REX American Resources Corp. ●	117
13	RPC, Inc.	149
8	Tesoro Corp.	317
31	Vaalco Energy, Inc. ●	256
13	Valero Energy Corp.	373
12	Western Refining, Inc.	310
		6,462
	Food and Staples Retailing - 0.5%
157	Rite Aid Corp. ●	182
71	Supervalu, Inc.	221
		403
	Food, Beverage and Tobacco - 1.5%
8	Campbell Soup Co.	296
6	ConAgra Foods, Inc.	178
3	Constellation Brands, Inc. Class A ●	92
16	Dean Foods Co. ●	270
7	Monster Beverage Corp. ●	299
1	Vector Group Ltd.	12
		1,147
	Health Care Equipment and Services - 3.2%
18	Allscripts Healthcare Solutions, Inc. ●	229
2	Analogic Corp.	169
6	Bio-Reference Laboratories, Inc. ●	169
7	Community Health Systems, Inc. ●	192
3	Computer Programs & Systems, Inc.	136
3	Cyberonics, Inc. ●	120
27	Gentiva Health Services, Inc. ●	252
6	Magellan Health Services, Inc. ●	291
9	Masimo Corp. ●	205
14	Natus Medical, Inc. ●	163
10	Omnicare, Inc.	349
16	Select Medical Holdings Corp. ●	165
		2,440
	Household and Personal Products - 0.7%
7	Herbalife Ltd.	359
4	Nu Skin Enterprises, Inc. Class A	193
		552
	Insurance - 5.6%
2	Alleghany Corp. ●	800
12	AmTrust Financial Services, Inc.	278
5	Argo Group International Holdings Ltd.	179
10	Aspen Insurance Holdings Ltd.	310
7	Assurant, Inc.	261
3	Brown & Brown, Inc.	79
7	FBL Financial Group Class A	232
9	Horace Mann Educators Corp.	171
27	Maiden Holdings Ltd.	226
6	Phoenix Cos., Inc. ●	169
10	Primerica, Inc.	269
6	ProAssurance Corp.	501
6	Protective Life Corp.	169
19	Symetra Financial Corp.	229
5	United Fire Group, Inc.	128
8	Validus Holdings Ltd.	283
		4,284
	Materials - 5.7%
5	Cabot Corp.	189
10	Chemtura Corp. ●	158
1	Cytec Industries, Inc.	83
49	Ferro Corp. ●	129
8	Flotek Industries, Inc. ●	92
4	Georgia Gulf Corp.	149
17	Gold Resource Corp.	279
23	Headwaters, Inc. ●	167
18	Huntsman Corp.	268
8	Kraton Performance Polymers ●	179
4	Minerals Technologies, Inc.	287
11	Myers Industries, Inc.	156
1	Newmarket Corp.	190
16	P.H. Glatfelter Co.	283
18	Resolute Forest Products ●	213
10	Schweitzer-Mauduit International, Inc.	350
6	Valspar Corp.	353
4	W.R. Grace & Co. ●	224
3	Westlake Chemical Corp.	228
17	Worthington Industries, Inc.	374
		4,351
	Media - 1.7%
28	Belo Corp. Class A	209
24	Gannett Co., Inc.	403
31	Global Sources Ltd. ●	179
19	Lin TV Corp. ●	107
5	Scholastic Corp.	162
18	Sinclair Broadcast Group, Inc. Class A	232
		1,292
	Pharmaceuticals, Biotechnology and Life Sciences - 6.4%
7	Acorda Therapeutics, Inc. ●	163
9	Affymax, Inc. ●	198
23	Agenus, Inc. ●	103
1	Alexion Pharmaceuticals, Inc. ●	49
7	Auxilium Pharmaceuticals, Inc. ●	137
47	Cambrex Corp. ●	564
8	Cubist Pharmaceuticals, Inc. ●	322
32	Dendreon Corp. ●	120
5	Genomic Health, Inc. ●	150
44	Immunomedics, Inc. ●	147
7	Impax Laboratories, Inc. ●	140
2	Life Technologies Corp. ●	80
9	Ligand Pharmaceuticals, Inc. Class B ●	143
14	Momenta Pharmaceuticals, Inc. ●	176
12	Myriad Genetics, Inc. ●	323
2	Onyx Pharmaceuticals, Inc. ●	141
61	PDL Biopharma, Inc.	454
5	Pharmacyclics, Inc. ●	281
4	Questcor Pharmaceuticals, Inc.	92
27	Repligen Corp. ●	136
5	Salix Pharmaceuticals Ltd. ●	207
24	Sciclone Pharmaceuticals, Inc. ●	131
5	United Therapeutics Corp. ●	228
8	ViroPharma, Inc. ●	195
14	Warner Chilcott plc	156
		4,836

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Real Estate - 7.3%
3	AG Mortgage Investment Trust, Inc. REIT	$67
13	Brandywine Realty Trust REIT	154
12	Capstead Mortgage Corp. REIT	149
19	CBL & Associates Properties REIT	432
101	Chimera Investment Corp. REIT	269
11	CommonWealth REIT	150
11	DuPont Fabros Technology, Inc. REIT	225
34	Felcor Lodging Trust, Inc. REIT ●	150
15	Franklin Street Properties Corp. REIT	172
22	Government Properties Income Trust REIT	491
24	Hatteras Financial Corp. REIT	646
32	Inland Real Estate Corp. REIT	259
9	Invesco Mortgage Capital REIT	184
10	LaSalle Hotel Properties REIT	240
8	Mack-Cali Realty Corp. REIT	208
36	MFA Mortgage Investments, Inc. REIT	290
12	Omega Healthcare Investors, Inc. REIT	268
9	One Liberty Properties, Inc. REIT	167
18	Penn Real Estate Investment Trust REIT	294
7	PennyMac Mortgage Investment Trust REIT	186
9	RLJ Lodging Trust REIT	153
10	Sabra Healthcare REIT, Inc.	222
8	Select Income REIT	205
		5,581
	Retailing - 6.5%
6	Aaron's, Inc.	179
7	American Eagle Outfitters, Inc.	150
6	ANN, Inc. ●	200
9	Chico's FAS, Inc.	164
6	Dick's Sporting Goods, Inc.	300
3	Dillard's, Inc.	239
10	Foot Locker, Inc.	332
10	Francescas Holding Corp. ●	295
4	GNC Holdings, Inc.	159
4	Lumber Liquidators Holdings, Inc. ●	201
4	O'Reilly Automotive, Inc. ●	334
17	Overstock.com, Inc. ●	253
16	PetMed Express, Inc.	171
9	PetSmart, Inc.	596
15	RadioShack Corp.	34
5	rue21, Inc. ●	157
6	Sally Beauty Co., Inc. ●	144
6	Select Comfort Corp. ●	161
3	Ulta Salon, Cosmetics & Fragrances, Inc.	267
8	Williams-Sonoma, Inc.	365
4	Winmark Corp.	200
2	Zumiez, Inc. ●	61
		4,962
	Semiconductors and Semiconductor Equipment - 2.6%
4	Cirrus Logic, Inc. ●	167
38	Entropic Communications, Inc. ●	183
21	Kulicke & Soffa Industries, Inc. ●	220
65	LSI Corp. ●	448
17	Photronics, Inc. ●	84
61	PLX Technology, Inc. ●	266
30	PMC-Sierra, Inc. ●	139
11	Rambus, Inc. ●	55
9	Rudolph Technologies, Inc. ●	84
20	Teradyne, Inc. ●	288
		1,934
	Software and Services - 9.9%
6	Amdocs Ltd.	205
7	Ancestry.com, Inc. ●	209
5	AOL, Inc. ●	165
17	AVG Technologies N.V. ●	176
20	CA, Inc.	441
28	Cadence Design Systems, Inc. ●	353
3	Commvault Systems, Inc. ●	169
10	Convergys Corp.	173
10	Digital River, Inc. ●	143
25	Earthlink, Inc.	157
6	FleetCor Technologies, Inc. ●	270
7	Gartner, Inc. Class A ●	343
8	j2 Global, Inc.	240
6	Lender Processing Services, Inc.	152
12	LivePerson, Inc. ●	183
4	Manhattan Associates, Inc. ●	239
64	Marchex, Inc.	263
10	Mentor Graphics Corp. ●	158
15	North American Equity	213
5	Red Hat, Inc. ●	268
32	Rosetta Stone, Inc. ●	370
8	Solarwinds, Inc. ●	419
8	Synopsys, Inc. ●	271
3	Teradata Corp. ●	212
2	Tibco Software, Inc. ●	61
11	TNS, Inc. ●	160
19	Total System Services, Inc.	434
7	Travelzoo, Inc. ●	123
10	Unisys Corp. ●	172
30	United Online, Inc.	161
5	Vistaprint N.V. ●	140
9	WebMD Health Corp. ●	139
11	Websense, Inc. ●	145
12	Western Union Co.	157
		7,484
	Technology Hardware and Equipment - 3.7%
13	Arris Group, Inc. ●	175
95	Brocade Communications Systems, Inc. ●	502
9	Comtech Telecommunications Corp.	219
63	Extreme Networks, Inc. ●	207
3	IPG Photonics Corp. ●	154
4	Itron, Inc. ●	168
25	Kemet Corp. ●	115
6	Lexmark International, Inc.	125
4	Loral Space & Communications, Inc.	283
32	Power-One, Inc. ●	129
32	STEC, Inc. ●	190
3	Stratasys, Inc. ●	173
7	Synaptics, Inc. ●	164
6	Western Digital Corp.	216
		2,820
	Telecommunication Services - 1.6%
18	Boingo Wireless, Inc. ●	133
29	Leap Wireless International, Inc. ●	155
7	magicJack VocalTec Ltd. ●	134
18	Neutral Tandem, Inc.	84
6	Telephone & Data Systems, Inc.	152
11	US Cellular Corp. ●	407
13	USA Mobility, Inc.	139
		1,204

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Transportation - 1.3%
14	Alaska Air Group, Inc. ●		$528
4	Allegiant Travel Co. ●		283
10	Avis Budget Group, Inc. ●		172
			983
	Utilities - 4.7%
15	Alliant Energy Corp.		687
9	Avista Corp.		229
3	Chesapeake Utilities Corp.		160
14	El Paso Electric Co.		469
9	IDACORP, Inc.		402
11	MGE Energy, Inc.		558
20	N.V. Energy, Inc.		375
8	Pinnacle West Capital Corp.		397
12	PNM Resources, Inc.		275
			3,552
	Total common stocks
	(cost $69,575)		$75,263

	Total long-term investments
	(cost $69,575)		$75,263

SHORT-TERM INVESTMENTS - 0.9%
Repurchase Agreements - 0.9%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $130,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $133)
$130	0.30%, 10/31/2012		$130
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $53, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $54)
53	0.25%, 10/31/2012		53
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $91, collateralized by FNMA 2.50%, 2027, value of $93)
91	0.35%, 10/31/2012		91
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $35, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $35)
34	0.35%, 10/31/2012		34
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $161, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $164)
161	0.28%, 10/31/2012		161
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$204, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $208)
204	0.25%, 10/31/2012		204
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 8.13%, 2019, value of $1)
1	0.25%, 10/31/2012		1
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $47, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $48)
47	0.30%, 10/31/2012		47
			721
	Total short-term investments
	(cost $721)		$721

	Total investments
	(cost $70,296) ▲	99.9%	$75,984
	Other assets and liabilities	0.1%	73
	Total net assets	100.0%	$76,057

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $70,396 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,724
Unrealized Depreciation	(3,136)
Net Unrealized Appreciation	$5,588

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of theCompany's Board of Directors. At October 31, 2012, the aggregate value of these securities was $114, which represents 0.1% of total net assets.

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$75,263	$75,149	$114	$–
Short-Term Investments	721	–	721	–
Total	$75,984	$75,149	$835	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $70,296)	$75,984
Cash	52
Receivables:
Fund shares sold	63
Dividends and interest	73
Other assets	46
Total assets	76,218
Liabilities:
Payables:
Fund shares redeemed	112
Investment management fees	13
Administrative fees	—
Distribution fees	5
Accrued expenses	31
Total liabilities	161
Net assets	$76,057
Summary of Net Assets:
Capital stock and paid-in-capital	$81,720
Undistributed net investment income	597
Accumulated net realized loss	(11,948)
Unrealized appreciation of investments	5,688
Net assets	$76,057

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.21/$11.86
Shares outstanding	3,680
Net assets	$41,266
Class B: Net asset value per share	$10.68
Shares outstanding	411
Net assets	$4,391
Class C: Net asset value per share	$10.60
Shares outstanding	908
Net assets	$9,624
Class R3: Net asset value per share	$11.47
Shares outstanding	13
Net assets	$144
Class R4: Net asset value per share	$11.48
Shares outstanding	23
Net assets	$262
Class R5: Net asset value per share	$11.51
Shares outstanding	11
Net assets	$127
Class Y: Net asset value per share	$11.51
Shares outstanding	1,759
Net assets	$20,243

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$2,267
Interest	2
Less: Foreign tax withheld	(1)
Total investment income	2,268

Expenses:
Investment management fees	885
Administrative services fees	1
Transfer agent fees	165
Distribution fees
Class A	109
Class B	46
Class C	98
Class R3	1
Class R4	—
Custodian fees	26
Accounting services fees	17
Registration and filing fees	102
Board of Directors' fees	4
Audit fees	12
Other expenses	30
Total expenses (before waivers)	1,496
Expense waivers	(116)
Transfer agent fee waivers	(7)
Total waivers	(123)
Total expenses, net	1,373
Net Investment Income	895
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	6,763
Net realized gain on futures	634
Net Realized Gain on Investments and Other Financial Instruments	7,397
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	1,331
Net unrealized depreciation of futures	(135)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	1,196
Net Gain on Investments and Other Financial Instruments	8,593
Net Increase in Net Assets Resulting from Operations	$9,488

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$895	$460
Net realized gain on investments and other financial instruments	7,397	15,160
Net unrealized appreciation (depreciation) of investments and other financial instruments	1,196	(4,675)
Net Increase In Net Assets Resulting From Operations	9,488	10,945
Distributions to Shareholders:
From net investment income
Class A	—	(137)
Class R4	—	—
Class R5	(1)	—
Class Y	(287)	(318)
Total distributions	(288)	(455)
Capital Share Transactions:
Class A	(8,020)	(4,900)
Class B	(880)	(1,020)
Class C	(1,045)	(1,038)
Class R3	18	100
Class R4	128	100
Class R5	—	100
Class Y	(70,992)	39,763
Net increase (decrease) from capital share transactions	(80,791)	33,105
Net Increase (Decrease) In Net Assets	(71,591)	43,595
Net Assets:
Beginning of period	147,648	104,053
End of period	$76,057	$147,648
Undistributed (distribution in excess of) net investment income (loss)	$597	$40

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

14

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure,

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

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e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. As of October 31, 2012, the Fund had no outstanding futures contracts.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$634	$—	$—	$634
Total	$—	$—	$—	$634	$—	$—	$634

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(135)	$—	$—	$(135)
Total	$—	$—	$—	$(135)	$—	$—	$(135)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

18

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$288	$455

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$597
Accumulated Capital Losses *	(11,848)
Unrealized Appreciation †	5,588
Total Accumulated Deficit	$(5,663)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(50)
Accumulated Net Realized Gain (Loss)	248
Capital Stock and Paid-in-Capital	(198)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$2,542
2017	9,306
Total	$11,848

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  During the year ended October 31, 2012, the Fund utilized $6,635 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment

20

management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $2 billion	0.65%
On next $2 billion	0.64%
On next $5 billion	0.63%
Over $10 billion	0.62%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

d)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $56 and contingent deferred sales charges of $5 from the Fund.

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$141,559
Sales Proceeds Excluding U.S. Government Obligations	219,743

9.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	11	85%
Class R4	11	48
Class R5	11	100

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10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	486	—	(1,226)	—	(740)	995	13	(1,503)	—	(495)
Amount	$5,198	$—	$(13,218)	$—	$(8,020)	$10,339	$132	$(15,371)	$—	$(4,900)
Class B
Shares	15	—	(101)	—	(86)	25	—	(128)	—	(103)
Amount	$152	$—	$(1,032)	$—	$(880)	$264	$—	$(1,284)	$—	$(1,020)
Class C
Shares	128	—	(229)	—	(101)	193	—	(302)	—	(109)
Amount	$1,299	$—	$(2,344)	$—	$(1,045)	$1,951	$—	$(2,989)	$—	$(1,038)
Class R3
Shares	2	—	—	—	2	11	—	—	—	11
Amount	$18	$—	$—	$—	$18	$100	$—	$—	$—	$100
Class R4
Shares	12	—	—	—	12	11	—	—	—	11
Amount	$128	$—	$—	$—	$128	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	11	—	—	—	11
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
Class Y
Shares	626	28	(7,402)	—	(6,748)	4,452	30	(405)	—	4,077
Amount	$6,735	$287	$(78,014)	$—	$(70,992)	$43,952	$318	$(4,507)	$—	$39,763
Total
Shares	1,269	28	(8,958)	—	(7,661)	5,698	43	(2,338)	—	3,403
Amount	$13,530	$287	$(94,608)	$—	$(80,791)	$56,806	$450	$(24,151)	$—	$33,105

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	15	$163
For the Year Ended October 31, 2011	16	$168

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

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The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

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The Hartford Small/Mid Cap Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$10.10	$0.08	$1.03	$1.11	$–	$–	$–	$–	$11.21
B	9.69	(0.01)	1.00	0.99	–	–	–	–	10.68
C	9.62	(0.01)	0.99	0.98	–	–	–	–	10.60
R3	10.35	0.05	1.07	1.12	–	–	–	–	11.47
R4	10.36	0.09	1.06	1.15	(0.03)	–	–	(0.03)	11.48
R5	10.36	0.12	1.07	1.19	(0.04)	–	–	(0.04)	11.51
Y	10.36	0.23	0.96	1.19	(0.04)	–	–	(0.04)	11.51

For the Year Ended October 31, 2011 (D)
A	9.37	0.03	0.73	0.76	(0.03)	–	–	(0.03)	10.10
B	9.04	(0.05)	0.70	0.65	–	–	–	–	9.69
C	8.97	(0.05)	0.70	0.65	–	–	–	–	9.62
R3(E)	9.13	–	1.22	1.22	–	–	–	–	10.35
R4(E)	9.13	–	1.23	1.23	–	–	–	–	10.36
R5(E)	9.13	–	1.23	1.23	–	–	–	–	10.36
Y	9.60	0.07	0.76	0.83	(0.07)	–	–	(0.07)	10.36

For the Year Ended October 31, 2010 (D)
A	7.49	0.02	1.86	1.88	–	–	–	–	9.37
B	7.27	(0.05)	1.82	1.77	–	–	–	–	9.04
C	7.21	(0.04)	1.80	1.76	–	–	–	–	8.97
Y	7.64	0.05	1.91	1.96	–	–	–	–	9.60

For the Year Ended October 31, 2009 (D)
A	6.04	–	1.45	1.45	–	–	–	–	7.49
B	5.89	(0.02)	1.40	1.38	–	–	–	–	7.27
C	5.86	(0.04)	1.39	1.35	–	–	–	–	7.21
Y	6.15	0.01	1.48	1.49	–	–	–	–	7.64

For the Year Ended October 31, 2008
A	12.73	–	(5.11)	(5.11)	–	(1.58)	–	(1.58)	6.04
B	12.50	(0.06)	(4.97)	(5.03)	–	(1.58)	–	(1.58)	5.89
C	12.46	(0.08)	(4.94)	(5.02)	–	(1.58)	–	(1.58)	5.86
Y	12.88	0.05	(5.20)	(5.15)	–	(1.58)	–	(1.58)	6.15

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.
(H)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

10.99%		$41,266	1.44%		1.30%		0.69%		121%
10.22		4,391	2.38		2.05		(0.06)		–
10.19		9,624	2.21		2.05		(0.06)		–
10.82		144	1.65		1.50		0.52		–
11.11		262	1.35		1.20		0.90		–
11.48		127	1.03		0.90		1.11		–
11.49		20,243	0.90		0.85		1.01		–

8.09		44,655	1.36		1.30		0.27		202
7.19		4,821	2.31		2.05		(0.47)		–
7.25		9,702	2.13		2.05		(0.48)		–
13.36	(F)	113	1.61	(G)	1.50	(G)	(0.40	)(G)	–
13.47	(F)	113	1.31	(G)	1.20	(G)	(0.12	)(G)	–
13.47	(F)	114	1.01	(G)	0.90	(G)	0.17	(G)	–
8.61		88,130	0.87		0.85		0.68		–

25.10		46,068	1.45		1.31		0.19		399	(H)
24.35		5,420	2.39		2.06		(0.55)		–
24.41		10,025	2.22		2.06		(0.56)		–
25.65		42,540	0.89		0.87		0.65		–

24.01		25,208	1.76		1.21		0.03		172
23.43		3,396	2.89		1.59		(0.37)		–
23.04		5,778	2.59		1.88		(0.67)		–
24.23		2,061	1.01		0.95		0.18		–

(45.38)		21,304	1.50		1.35		0.05		292
(45.59)		2,584	2.56		1.82		(0.63)		–
(45.67)		3,002	2.39		1.99		(0.89)		–
(45.12)		136	0.98		0.95		0.67		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Harford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small/Mid Cap Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small/Mid Cap Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

28

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small/Mid Cap Equity Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Small/Mid Cap Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,009.91	$6.57	$1,000.00	$1,018.60	$6.59	1.30%	184	366
Class B	$1,000.00	$1,006.60	$10.34	$1,000.00	$1,014.83	$10.38	2.05	184	366
Class C	$1,000.00	$1,006.65	$10.34	$1,000.00	$1,014.83	$10.38	2.05	184	366
Class R3	$1,000.00	$1,008.80	$7.58	$1,000.00	$1,017.59	$7.61	1.50	184	366
Class R4	$1,000.00	$1,010.56	$6.06	$1,000.00	$1,019.10	$6.09	1.20	184	366
Class R5	$1,000.00	$1,012.31	$4.55	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class Y	$1,000.00	$1,012.31	$4.30	$1,000.00	$1,020.86	$4.32	0.85	184	366

33

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small/Mid Cap Equity Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SMC12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Strategic Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Strategic Income Fund inception 05/31/2007
(sub-advised by Wellington Management Company LLP)

Investment objective – Seeks to provide current incomeand long-term total return.

Performance Overview 5/31/07 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12) (1) (2) (3)

	1 Year	5 Year	Since Inception
Strategic Income A#	10.25%	5.97%	5.79%
Strategic Income A##	5.29%	5.00%	4.90%
Strategic Income B#	9.30%	5.11%	4.94%
Strategic Income B##	4.30%	4.78%	4.79%
Strategic Income C#	9.45%	5.19%	5.03%
Strategic Income C##	8.45%	5.19%	5.03%
Strategic Income I#	10.52%	6.23%	6.09%
Strategic Income R3#	9.92%	6.16%	6.62%
Strategic Income R4#	10.13%	6.20%	6.66%
Strategic Income R5#	10.46%	6.27%	6.73%
Strategic Income Y#	10.53%	6.29%	6.74%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	6.53%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions and certain other activity as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class Y shares commenced operations on 8/31/07. Accordingly, the “Since inception” performance shown for Class Y is since that date. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 2, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Strategic Income Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

As of April 2, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 10.25%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.25% for the same period. The Fund also outperformed the 9.98% return of the average fund in the Lipper Multi-Sector Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and the U.S. Federal Reserve Board (Fed) - responded with bold policy moves. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fed remained extremely accommodative throughout the period, which further supported fixed income assets. In September, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of additional mortgage backed securities per month. Additionally, the U.S. central bank extended its rates guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Economic data released throughout the period painted a mixed picture of the U.S. economy. Consumer confidence weakened and the labor market remained sluggish. However, there was growing enthusiasm over a recovery in housing as home prices showed their first year-over-year gain in years.

The Treasury yield curve flattened over the period as longer-term rates declined more than short-term yields. All of the major fixed income sectors posted strong absolute returns driven by the decline in Treasury yields, and all sectors outperformed Treasuries on a duration-adjusted basis.

During the period, we positioned the Fund with an underweight (i.e. the Fund’s sector position was less than the benchmark position) to investment grade credit, in favor of an allocation to lower tier credit sectors. In particular, the Fund held an allocation to bank loans, emphasizing the high and middle quality portions of the market, based on compelling valuations and attractive yields. The bank loan sector generated strong performance for the period and was the top contributor to benchmark-relative results. Additionally, the Fund held bank loan exposure via credit default swap indexes which boosted relative results. An allocation to non-agency mortgage backed securities was also a significant contributor to relative outperformance as non-agencies performed strongly amid improved sentiment around U.S. housing, low long-term interest rates and strong investor demand. Emerging market debt exposure was also additive to the Fund’s relative performance, particularly in the third quarter when market sentiment brightened following additional central bank stimulus. Allocations to BB-rated high yield issuers and non-U.S. dollar developed market government bonds, via forwards and futures, were also positive for relative results; however, these results were partially offset by allocations to high yield credit default swap indexes which were used as a source of liquidity and to manage overall portfolio risk.

The Fund was positioned with an underweight to agency MBS (mortgage backed securities) pass-throughs during the period, in favor of higher yielding sectors. Agency MBS experienced strong performance from continued Fed purchases, increased investor demand and the announcement of the Fed’s Quantitative Easing 3 policy. As a result, our underweight allocation to this sector had a negative impact on relative results.

What is the outlook?

We expect U.S. economic momentum to be slow but still be positive. However, we believe short-term growth prospects are vulnerable to shocks potentially emanating from Europe and domestically, given the impending fiscal cliff in the U.S. The Fed appears willing to tolerate higher inflation in exchange for market stability and has stated that it will continue to provide accommodation until employment improves. We believe that rates will stay low for an extended period.

As of the end of the period, we continued to be positioned with an underweight to the U.S. Government sector, as we believe that there are more compelling opportunities in other sectors. We also had exposure to developed non-U.S. governments and emerging markets sovereign debt. Our duration exposure was diversified across sovereign governments; some of our largest exposures were in the U.S, Mexico, Brazil, and Turkey.

3

The Hartford Strategic Income Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Despite the recent rally, at the end of the period we still believed that high yield bonds remained attractive, given strong credit fundamentals, low default rate expectations, and a supportive technical backdrop. We favored an allocation to BB high yield due to attractive valuations. We held a position in bank loans as of October 31, 2012. Default rates within bank loans by principal amount and issuer count remained at historical lows. Additionally, with bank-loan mutual funds reporting strong net inflows, the technical picture remained resilient. Despite recent improvement, at the end of the period bank loans valuations still reflected investor skittishness about holding risk assets and therefore continued to offer an attractive entry point.

We reduced our allocation to agency MBS during the period based on its recent strong performance, while additional Fed purchases made MBS more expensive. We also had an opportunistic allocation to the non-agency MBS sector based on our view that the US housing market has bottomed and that supply and demand technicals are improving. While the non-agency market has experienced strong price performance year-to-date, we believe there is still value remaining in these securities. Finally, we held an exposure to the CMBS market as we continue to believe that there is strong collateralization in senior CMBS tranches.

At the end of the period, we had active exposure in several currencies including the Japanese yen and Euro.

Distribution by Credit Quality
as of October 31, 2012
Credit Rating *	Percentage of Net Assets
Aaa / AAA	4.3%
Aa / AA	4.3
A	1.8
Baa / BBB	16.2
Ba / BB	20.1
B	18.1
Caa / CCC or Lower	7.0
Unrated	3.0
U.S. Government Agencies and Securities	32.1
Non Debt Securities and Other Short-Term Instruments	4.8
Other Assets & Liabilities	(11.7)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2012
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.0%
Administrative Waste Management and Remediation	0.4
Agriculture, Construction, Mining and Machinery	0.2
Air Transportation	0.3
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	2.2
Beverage and Tobacco Product Manufacturing	0.2
Chemical Manufacturing	0.5
Computer and Electronic Product Manufacturing	0.9
Construction	0.6
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	12.2
Food Manufacturing	0.1
Food Services	0.9
Furniture and Related Product Manufacturing	0.2
Health Care and Social Assistance	3.3
Information	6.3
Machinery Manufacturing	0.3
Media	0.3
Mining	1.3
Miscellaneous Manufacturing	0.9
Motor Vehicle and Parts Manufacturing	1.1
Nonmetallic Mineral Product Manufacturing	0.2
Paper Manufacturing	0.2
Petroleum and Coal Products Manufacturing	1.1
Pipeline Transportation	1.1
Plastics and Rubber Products Manufacturing	0.6
Primary Metal Manufacturing	0.3
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	0.9
Real Estate, Rental and Leasing	1.4
Retail Trade	2.0
Transportation Equipment Manufacturing	0.1
Truck Transportation	0.3
Utilities	1.2
Water Transportation	0.1
Wholesale Trade	0.2
Total	43.5%
Equity Securities
Diversified Financials	0.0
Energy	0.1
Total	0.1%
Call Options Purchased	0.0
Foreign Government Obligations	31.3
Put Options Purchased	0.0
U.S. Government Agencies	14.6
U.S. Government Securities	17.5
Short-Term Investments	4.7
Other Assets and Liabilities	(11.7)
Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.2%
	Finance and Insurance - 9.2%
	Argent Securities, Inc.
$2,534	0.36%, 06/25/2036 Δ	$832
	Banc of America Commercial Mortgage, Inc.
1,885	5.34%, 11/10/2042 Δ	2,069
1,775	5.36%, 10/10/2045 ‡	2,042
	Banc of America Mortgage Securities
621	3.12%, 09/25/2035 Δ	542
	BCAP LLC Trust
1,005	0.39%, 03/25/2037 Δ	710
	Bear Stearns Adjustable Rate Mortgage Trust
1,749	2.47%, 10/25/2035 ‡Δ	1,637
	Bear Stearns Commercial Mortgage Securities, Inc.
1,040	4.83%, 11/11/2041	1,120
286	5.54%, 10/12/2041	331
	CFCRE Commercial Mortgage Trust
700	5.75%, 12/15/2047 ■Δ	644
	Citigroup Commercial Mortgage Trust, Inc.
1,496	0.56%, 03/25/2037 Δ	605
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,025	5.32%, 12/11/2049 ‡	2,327
1,741	5.39%, 07/15/2044 ‡Δ	1,944
865	5.40%, 12/11/2049	489
	Commercial Mortgage Pass-Through Certificates
1,560	4.93%, 11/15/2045 ■	1,393
	CW Capital Cobalt Ltd.
865	5.22%, 08/15/2048	970
	First Franklin Mortgage Loan Trust
1,805	0.45%, 04/25/2036 Δ	776
	First Horizon Alternative Mortgage Securities
2,741	2.55%, 04/25/2036 Δ	1,909
2,670	2.60%, 09/25/2035 Δ	2,182
	First Horizon Mortgage Pass-through Trust
215	2.53%, 08/25/2037 Δ	167
	Goldman Sachs Mortgage Securities Corp. II
195	4.75%, 07/10/2039	212
	Goldman Sachs Mortgage Securities Trust
1,100	3.55%, 04/10/2034 ■	1,188
	GSAA Home Equity Trust
1,083	0.28%, 12/25/2046 Δ	491
	GSAMP Trust
4,990	0.30%, 01/25/2037 Δ	2,153
1,792	0.33%, 12/25/2036 Δ	752
3,143	0.44%, 02/25/2037 Δ	1,402
1,757	0.46%, 12/25/2036 Δ	766
	GSR Mortgage Loan Trust
1,725	2.71%, 01/25/2036 Δ	1,270
1,739	2.92%, 04/25/2035 Δ	1,505
217	3.06%, 10/25/2035 Δ	195
1,382	3.38%, 11/25/2035 Δ	1,184
	Home Equity Loan Trust
836	2.65%, 11/25/2035 Δ	739
	IMPAC Commercial Mortgage Backed Trust
156	2.46%, 02/25/2036 Δ	118
	Indymac Index Mortgage Loan Trust
1,129	2.81%, 03/25/2036 Δ	689
	JP Morgan Chase Commercial Mortgage Securities Corp.
471	2.75%, 10/15/2045 ■	264
650	3.91%, 05/05/2022 ■Δ	711
1,810	4.83%, 10/15/2045 ■Δ	1,564
737	5.47%, 01/12/2043 Δ	816
300	5.49%, 08/15/2046 ■Δ	285
	JP Morgan Mortgage Trust
718	3.05%, 08/25/2036 Δ	530
530	3.09%, 09/25/2035 Δ	501
	LB-UBS Commercial Mortgage Trust
2,185	5.43%, 02/15/2040	2,516
	Merrill Lynch Mortgage Trust
100	5.29%, 01/12/2044 Δ	111
725	5.39%, 11/12/2037 Δ	810
	Morgan Stanley ABS Capital I
2,257	0.27%, 12/25/2036 ‡Δ	996
	Morgan Stanley Capital I
1,700	5.69%, 04/15/2049 ‡Δ	1,958
	Option One Mortgage Loan Trust
216	0.46%, 03/25/2037 Δ	84
	Residential Accredit Loans, Inc.
2,365	3.95%, 04/25/2035 Δ	1,762
	Residential Funding Mortgage Securities, Inc.
1,540	6.00%, 07/25/2037	1,433
	Saxon Asset Securities Trust
1,450	0.38%, 11/25/2036 Δ	874
	Securitized Asset Backed Receivables LLC
1,945	0.30%, 07/25/2036 Δ	787
	Sequoia Mortgage Trust
335	0.48%, 01/20/2035 Δ	296
	Soundview Home Equity Loan Trust, Inc.
3,766	0.45%, 07/25/2036 Δ	1,749
1,045	0.46%, 06/25/2036 Δ	574
2,480	1.31%, 09/25/2037 Δ	1,184
	Structured Adjustable Rate Mortgage Loan Trust
2,867	2.64%, 02/25/2036 Δ	2,019
	UBS-Barclays Commercial Mortgage Trust
1,015	3.53%, 05/10/2063	1,107
1,655	4.96%, 08/10/2049 ■	1,275
	Wachovia Bank Commercial Mortgage Trust
500	5.94%, 06/15/2049 Δ	575
	Wells Fargo Alternative Loan Trust
378	6.25%, 11/25/2037	356
	Wells Fargo Commercial Mortgage Trust
270	4.78%, 10/15/2045 ■	239
	Wells Fargo Mortgage Backed Securities Trust
2,019	2.68%, 04/25/2036 Δ	1,792
262	5.17%, 10/25/2035 Δ	261
	WF-RBS Commercial Mortgage Trust
8,637	4.15%, 11/15/2044 ■►	1,051
1,815	4.96%, 11/15/2045 ■	1,592

The accompanying notes are an integral part of these financial statements.

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.2% - (continued)
		Finance and Insurance - 9.2% - (continued)
		WF-RBS Commercial Mortgage Trust - (continued)
	$635	5.00%, 06/15/2044 ■	$491
			65,916

		Total asset & commercial mortgage backed securities
		(cost $62,166)	$65,916

CORPORATE BONDS - 18.1%
		Accommodation and Food Services - 0.5%
		Caesars Operating Escrow
	$1,000	9.00%, 02/15/2020 ■	$995
		Choice Hotels International, Inc.
	476	5.75%, 07/01/2022	521
		MGM Mirage, Inc.
	65	10.38%, 05/15/2014	73
	551	11.13%, 11/15/2017 ‡	608
		Wynn Las Vegas LLC
	1,135	7.75%, 08/15/2020	1,274
			3,471
		Administrative Waste Management and Remediation - 0.1%
		Clean Harbors, Inc.
	287	5.25%, 08/01/2020 ■	294
		Iron Mountain, Inc.
	310	5.75%, 08/15/2024	309
	240	7.75%, 10/01/2019	271
			874
		Apparel Manufacturing - 0.1%
		Hanesbrands, Inc.
	280	6.38%, 12/15/2020	306
		Phillips Van-Heusen Corp.
	270	7.38%, 05/15/2020	302
			608
		Arts, Entertainment and Recreation - 1.4%
		AMC Entertainment, Inc.
	131	8.75%, 06/01/2019	145
	195	9.75%, 12/01/2020	219
		Carlson Wagonlit B.V.
	200	6.88%, 06/15/2019 ■	209
		CCO Holdings LLC
	3,055	5.25%, 09/30/2022	3,070
	45	7.25%, 10/30/2017 ‡	49
	1,545	7.88%, 04/30/2018 ‡	1,668
		Clear Channel Worldwide Holdings, Inc.
	315	9.25%, 12/15/2017	338
		Emdeon, Inc.
	355	11.00%, 12/31/2019	403
		Fidelity National Information Services, Inc.
	750	5.00%, 03/15/2022	765
		Gray Television, Inc.
	305	7.50%, 10/01/2020 ■	301
		Great Canadian Gaming Co.
CAD	120	6.63%, 07/25/2022 ■	124
		Greektown Superholdings, Inc.
	380	13.00%, 07/01/2015	408
		Isle of Capri Casinos, Inc.
	361	8.88%, 06/15/2020 ■	380
		NAI Entertainment Holdings LLC
	267	8.25%, 12/15/2017 ■‡	297
		National CineMedia LLC
	75	6.00%, 04/15/2022 ■	79
		NCR Corp.
	60	5.00%, 07/15/2022 ■	61
		Sirius XM Radio, Inc.
	115	5.25%, 08/15/2022 ■	115
		Starz Financial Corp.
	120	5.00%, 09/15/2019 ■	123
		Unitymedia Hessen GmbH & Co.
	496	8.13%, 12/01/2017 ■	536
		Univision Communications, Inc.
	310	6.75%, 09/15/2022 ■	310
		Videotron Ltee
	707	5.00%, 07/15/2022	732
			10,332
		Beverage and Tobacco Product Manufacturing - 0.2%
		Constellation Brands, Inc.
	130	4.63%, 03/01/2023	132
	740	6.00%, 05/01/2022	840
	415	7.25%, 05/15/2017	489
			1,461
		Chemical Manufacturing - 0.3%
		Ashland, Inc.
	55	4.75%, 08/15/2022 ■	56
		Ferro Corp.
	180	7.88%, 08/15/2018	166
		Hexion Specialty Chemicals
	265	8.88%, 02/01/2018	268
		Hexion U.S. Finance Corp.
	125	6.63%, 04/15/2020	125
		Ineos Group Holdings plc
	505	8.50%, 02/15/2016 ■	487
		LyondellBasell Industries N.V.
	300	6.00%, 11/15/2021	347
		Nufarm Australia Ltd.
	496	6.38%, 10/15/2019 ■	508
			1,957
		Computer and Electronic Product Manufacturing - 0.5%
		CDW Escrow Corp.
	800	8.50%, 04/01/2019	854
		CDW LLC/CDW Finance
	245	8.00%, 12/15/2018	268
		Esterline Technologies Corp.
	530	7.00%, 08/01/2020	586
		Freescale Semiconductor, Inc.
	355	8.05%, 02/01/2020	332
		Jabil Circuit, Inc.
	180	4.70%, 09/15/2022	180
		Seagate HDD Cayman
	725	6.88%, 05/01/2020	756
	490	7.00%, 11/01/2021	512
		Sorenson Communications, Inc.
	480	10.50%, 02/01/2015 ■	393
			3,881

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 18.1% - (continued)
	Construction - 0.4%
	Centex Corp.
$765	6.50%, 05/01/2016	$868
	K Hovnanian Enterprises, Inc.
486	9.13%, 11/15/2020 ■	506
	KB Home
491	7.50%, 09/15/2022	533
	Lennar Corp.
675	4.75%, 12/15/2017 - 11/15/2022 ■	693
	Ryland Group, Inc.
255	5.38%, 10/01/2022	259
		2,859
	Fabricated Metal Product Manufacturing - 0.3%
	Anixter International, Inc.
205	5.63%, 05/01/2019	216
	Ball Corp.
230	5.00%, 03/15/2022	243
640	6.75%, 09/15/2020	702
	Masco Corp.
520	5.95%, 03/15/2022	582
	Ply Gem Industries, Inc.
130	9.38%, 04/15/2017 ■	136
		1,879
	Finance and Insurance - 2.0%
	Ally Financial, Inc.
495	5.50%, 02/15/2017	524
	CIT Group, Inc.
95	5.38%, 05/15/2020	101
1,872	5.50%, 02/15/2019 ■‡	1,996
	CNH Capital LLC
55	3.88%, 11/01/2015 ■	56
	Community Choice Financial, Inc.
300	10.75%, 05/01/2019	292
	Credit Acceptance Corp.
221	9.13%, 02/01/2017	243
	DuPont Fabros Technology L.P.
260	8.50%, 12/15/2017	286
	Fibria Overseas Finance Ltd.
830	6.75%, 03/03/2021 ■	917
	Ford Motor Credit Co. LLC
130	6.63%, 08/15/2017	152
	Host Hotels & Resorts L.P.
700	6.00%, 11/01/2020	779
	Ineos Finance plc
481	8.38%, 02/15/2019 ■	505
300	9.00%, 05/15/2015 ■╦	318
	ING US, Inc.
716	5.50%, 07/15/2022 ■	778
	Ladder Capital Finance Holdings LLC
836	7.38%, 10/01/2017 ■	846
	Lloyds Banking Group plc
380	6.50%, 09/14/2020 ■	414
550	7.88%, 11/01/2020 ■	565
	National Money Mart Co.
155	10.38%, 12/15/2016	173
	Nationstar Mortgage LLC
435	7.88%, 10/01/2020 ■	448
	Nuveen Investments, Inc.
150	9.13%, 10/15/2017 ■	150
351	9.50%, 10/15/2020 ■	354
	Provident Funding Associates L.P.
776	10.25%, 04/15/2017 ■‡	849
	Santander Holdings USA
518	4.63%, 04/19/2016	542
	SLM Corp.
100	6.00%, 01/25/2017	108
545	6.25%, 01/25/2016 ‡	589
165	7.25%, 01/25/2022	182
840	8.45%, 06/15/2018	998
	TitleMax, Inc.
460	13.25%, 07/15/2015	511
	UBS AG Stamford CT
515	7.63%, 08/17/2022	555
		14,231
	Food Services - 0.4%
	Landry's Restaurants, Inc.
2,797	11.63%, 12/01/2015 ‡	2,993

	Health Care and Social Assistance - 1.5%
	Alere, Inc.
485	9.00%, 05/15/2016	512
	Biomet, Inc.
275	6.50%, 08/01/2020 - 10/01/2020 ■	276
	BioScrip, Inc.
305	10.25%, 10/01/2015	326
	Community Health Systems, Inc.
762	5.13%, 08/15/2018	791
265	7.13%, 07/15/2020	280
	Elan Finance plc
320	6.25%, 10/15/2019 ■	323
	Fresenius Medical Care U.S. Finance II, Inc.
340	5.63%, 07/31/2019 ■	358
	HCA, Inc.
360	4.75%, 05/01/2023	360
260	5.88%, 05/01/2023	263
800	6.50%, 02/15/2020	884
1,305	7.50%, 11/15/2095 ‡	1,116
1,225	8.50%, 04/15/2019	1,377
	HealthSouth Corp.
495	7.25%, 10/01/2018	535
	Hologic, Inc.
65	6.25%, 08/01/2020 ■	69
	Radiation Therapy Services, Inc.
311	8.88%, 01/15/2017	299
	Savient Pharmaceuticals, Inc.
350	4.75%, 02/01/2018 ۞	91
	Tenet Healthcare Corp.
205	4.75%, 06/01/2020 ■	203
635	6.25%, 11/01/2018	687
820	8.88%, 07/01/2019	916
	Valeant Pharmaceuticals International, Inc.
770	6.75%, 08/15/2021 ■	818
	Warner Chilcott plc
200	7.75%, 09/15/2018	211
		10,695
	Information - 3.0%
	Audatex North America, Inc.
605	6.75%, 06/15/2018 ■	649

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 18.1% - (continued)
	Information - 3.0% - (continued)
	Cricket Communications, Inc.
$1,400	7.75%, 05/15/2016	$1,480
	CSC Holdings, Inc.
1,225	7.63%, 07/15/2018	1,418
	DISH DBS Corp.
2,250	5.88%, 07/15/2022	2,362
835	6.75%, 06/01/2021	930
425	7.88%, 09/01/2019	498
	First Data Corp.
410	6.75%, 11/01/2020 ■	410
535	8.25%, 01/15/2021 ■	535
	Harron Communications L.P.
185	9.13%, 04/01/2020 ■	200
	Hughes Satelite Systems
630	6.50%, 06/15/2019	674
	Intelsat Bermuda Ltd.
880	11.50%, 02/04/2017 Þ	926
	Intelsat Jackson Holdings S.A.
280	6.63%, 12/15/2022 ■	278
250	7.50%, 04/01/2021	268
530	8.50%, 11/01/2019 ‡	595
	Lawson Software, Inc.
147	9.38%, 04/01/2019	162
	Leap Wireless International, Inc.
250	4.50%, 07/15/2014 ۞	241
	Level 3 Communications, Inc.
105	8.88%, 06/01/2019 ■	110
	Level 3 Escrow, Inc.
75	8.13%, 07/01/2019	80
	Level 3 Financing, Inc.
150	7.00%, 06/01/2020 ■	153
527	10.00%, 02/01/2018 ‡	588
	Mediacom LLC
620	9.13%, 08/15/2019	687
	MetroPCS Wireless, Inc.
640	7.88%, 09/01/2018	701
	SBA Communications Corp.
265	5.63%, 10/01/2019 ■	269
	SBA Telecommunications, Inc.
180	5.75%, 07/15/2020 ■	187
	Softbrands, Inc.
103	11.50%, 07/15/2018	119
	Sprint Nextel Corp.
974	7.00%, 03/01/2020 ■	1,130
451	9.00%, 11/15/2018 ■	557
	Syniverse Holdings, Inc.
480	9.13%, 01/15/2019	511
	TW Telecom Holdings, Inc.
200	5.38%, 10/01/2022 ■	206
	UnityMedia GmbH
490	7.50%, 03/15/2019 ■	539
	UPCB Finance III Ltd.
1,125	6.63%, 07/01/2020 ■	1,204
	Wind Acquisition Finance S.A.
720	7.25%, 02/15/2018 ■	700
	Windstream Corp.
1,515	7.75%, 10/15/2020 ‡	1,632
225	7.88%, 11/01/2017	251
	Zayo Group LLC
10	8.13%, 01/01/2020	11
5	10.13%, 07/01/2020	6
		21,267
	Machinery Manufacturing - 0.3%
	Case New Holland, Inc.
1,700	7.88%, 12/01/2017 ‡	1,998

	Mining - 0.8%
	American Rock Salt Co. LLC
81	8.25%, 05/01/2018 ■	75
	Consol Energy, Inc.
130	8.00%, 04/01/2017	137
	FMG Resources Pty Ltd.
2,990	6.00%, 04/01/2017 ■	2,870
	Peabody Energy Corp.
985	6.25%, 11/15/2021	1,017
855	6.50%, 09/15/2020	906
900	7.38%, 11/01/2016	1,031
	Vulcan Materials Co.
50	7.15%, 11/30/2037	49
		6,085
	Miscellaneous Manufacturing - 0.6%
	BE Aerospace, Inc.
1,800	5.25%, 04/01/2022 ‡	1,877
	Bombardier, Inc.
300	7.75%, 03/15/2020 ■	351
	Owens-Brockway Glass Container, Inc.
35	7.38%, 05/15/2016	40
	Reynolds Group Issuer, Inc.
360	6.87%, 02/15/2021 Δ	382
315	7.13%, 04/15/2019 ‡Δ	335
505	7.88%, 08/15/2019	548
	TransDigm Group, Inc.
490	7.75%, 12/15/2018	540
		4,073
	Motor Vehicle and Parts Manufacturing - 0.5%
	American Axle & Manufacturing Holdings, Inc.
185	6.63%, 10/15/2022	183
	Ford Motor Co.
690	7.50%, 08/01/2026	808
640	9.22%, 09/15/2021	819
	Meritor, Inc.
350	10.63%, 03/15/2018	353
	Tenneco, Inc.
645	6.88%, 12/15/2020	702
	TRW Automotive, Inc.
950	7.25%, 03/15/2017 ■	1,082
		3,947
	Nonmetallic Mineral Product Manufacturing - 0.2%
	Ardagh Packaging Finance plc
275	7.38%, 10/15/2017 ■	296
200	9.13%, 10/15/2020 ■	209
	Silgan Holdings, Inc.
730	5.00%, 04/01/2020	750
		1,255

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 18.1% - (continued)
	Paper Manufacturing - 0.2%
	Boise Cascade LLC
$90	6.38%, 11/01/2020 ■	$91
	Cascades, Inc.
275	7.88%, 01/15/2020	292
	P.H. Glatfelter Co.
380	5.38%, 10/15/2020 ■	385
	Rock-Tenn Co.
40	3.50%, 03/01/2020 ■	41
300	4.00%, 03/01/2023 ■	309
	Smurfit Kappa Acquisitions
410	4.88%, 09/15/2018 ■	410
		1,528
	Petroleum and Coal Products Manufacturing - 0.9%
	Antero Resources Finance Corp.
320	7.25%, 08/01/2019	346
	Basic Energy Services, Inc.
175	7.75%, 02/15/2019	174
	Chesapeake Energy Corp.
600	6.88%, 08/15/2018	630
	Continental Resources, Inc.
360	5.00%, 09/15/2022 ■	380
	Endeavour International Corp.
300	12.00%, 03/01/2018 ■	327
	Everest Acquisition LLC
165	6.88%, 05/01/2019 ■	178
373	9.38%, 05/01/2020 ■	412
	Ferrellgas Partners L.P.
90	6.50%, 05/01/2021	87
	Harvest Operations Corp.
81	6.88%, 10/01/2017	89
	Hornbeck Offshore Services, Inc.
300	5.88%, 04/01/2020	305
	MEG Energy Corp.
305	6.38%, 01/30/2023 ■	326
	Newfield Exploration Co.
625	5.75%, 01/30/2022	675
600	6.88%, 02/01/2020	650
	Range Resources Corp.
550	6.75%, 08/01/2020	606
	Rosetta Resources, Inc.
305	9.50%, 04/15/2018	337
	Seadrill Ltd.
640	5.63%, 09/15/2017 ■	640
	Shelf Drilling Holdings Ltd.
245	8.63%, 11/01/2018 ■	246
		6,408
	Pipeline Transportation - 0.8%
	El Paso Corp.
520	7.00%, 06/15/2017	594
630	7.80%, 08/01/2031	750
	Energy Transfer Equity L.P.
1,250	7.50%, 10/15/2020	1,422
	Kinder Morgan Finance Co.
2,185	6.00%, 01/15/2018 ■	2,397
	MarkWest Energy Partners L.P.
260	5.50%, 02/15/2023	273
505	6.25%, 06/15/2022	547
		5,983
	Plastics and Rubber Products Manufacturing - 0.1%
	Continental Rubber of America Corp.
445	4.50%, 09/15/2019 ■	454
	Nortek, Inc.
110	8.50%, 04/15/2021 ■	118
		572
	Printing and Related Support Activities - 0.1%
	Deluxe Corp.
465	7.00%, 03/15/2019	491
	Quebecor Media, Inc.
170	5.75%, 01/15/2023 ■	173
		664
	Professional, Scientific and Technical Services - 0.2%
	Lamar Media Corp.
405	5.88%, 02/01/2022	429
	Lender Processing Services, Inc.
455	5.75%, 04/15/2023	481
	SunGard Data Systems, Inc.
475	7.38%, 11/15/2018	511
155	7.63%, 11/15/2020	169
		1,590
	Real Estate, Rental and Leasing - 1.0%
	Air Lease Corp.
780	4.50%, 01/15/2016 ■	780
755	5.63%, 04/01/2017 ■	774
	HDTFS, Inc.
135	5.88%, 10/15/2020 ■	136
85	6.25%, 10/15/2022 ■	86
	International Lease Finance Corp.
775	5.65%, 06/01/2014	813
375	5.75%, 05/15/2016	396
2,210	5.88%, 04/01/2019 ‡	2,341
100	6.25%, 05/15/2019	108
760	6.75%, 09/01/2016 ■	859
	United Rental Financing Escrow Corp.
575	5.75%, 07/15/2018 ■	618
		6,911
	Retail Trade - 0.8%
	99 Cents Only Stores
360	11.00%, 12/15/2019 ■	408
	AmeriGas Finance LLC
715	7.00%, 05/20/2022	777
	AutoNation, Inc.
325	5.50%, 02/01/2020	344
	Building Materials Corp.
644	6.75%, 05/01/2021 ■	702
141	7.50%, 03/15/2020 ■	153
	GRD Holding III Corp.
200	10.75%, 06/01/2019 ■	203
	Ltd. Brands, Inc.
851	5.63%, 02/15/2022	918
	Michaels Stores, Inc.
445	7.75%, 11/01/2018	478
	PC Merger Sub, Inc.
320	8.88%, 08/01/2020 ■	340
	Sally Holdings LLC
530	5.75%, 06/01/2022	566

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 18.1% - (continued)
		Retail Trade - 0.8% - (continued)
		Sotheby's
	$720	5.25%, 10/01/2022 ■	$731
			5,620
		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	150	6.88%, 03/15/2018	162
	575	7.13%, 03/15/2021	618
			780
		Utilities - 0.7%
		AES (The) Corp.
	1,100	8.00%, 06/01/2020	1,270
		AES El Salvador Trust
	275	6.75%, 02/01/2016 §	279
		Calpine Corp.
	1,560	7.50%, 02/15/2021 ■‡	1,696
		Dolphin Subsidiary II, Inc.
	1,150	7.25%, 10/15/2021	1,297
		EDP Finance B.V
	645	4.90%, 10/01/2019 ■	626
		Texas Competitive Electric Co.
	250	11.50%, 10/01/2020 ■	179
			5,347
		Water Transportation - 0.1%
		ACL I Corp.
	465	10.63%, 02/15/2016 Þ	456

		Total corporate bonds
		(cost $126,906)	$129,725

FOREIGN GOVERNMENT OBLIGATIONS - 31.3%
		Argentina - 0.4%
		Argentina (Republic of)
	$4,585	8.28%, 12/31/2033	$3,008
			3,008
		Austria - 0.3%
		Austria (Republic of)
EUR	505	3.50%, 09/15/2021 ■	$746
EUR	860	4.65%, 01/15/2018 ■	1,323
			2,069
		Belgium - 0.5%
		Belgium (Kingdom of)
EUR	430	3.75%, 09/28/2020	626
EUR	415	4.00%, 03/28/2022	614
EUR	1,180	4.00%, 03/28/2017 ■	1,725
EUR	480	4.25%, 09/28/2014	669
			3,634
		Brazil - 2.4%
		Brazil (Republic of)
	1,750	5.63%, 01/07/2041	2,240
	3,500	5.88%, 01/15/2019	4,322
	895	7.88%, 03/07/2015	1,044
	3,450	8.25%, 01/20/2034	5,658
	2,075	11.00%, 08/17/2040	2,630
	715	12.25%, 03/06/2030	1,480
			17,374
		Bulgaria - 0.1%
		Bulgaria (Republic of)
	400	8.25%, 01/15/2015 §	460

		Canada - 0.1%
		Canada (Government of)
CAD	725	1.50%, 09/01/2017	731

		Colombia - 1.1%
		Colombia (Republic of)
	1,800	7.38%, 09/18/2037 ‡	2,776
	700	8.13%, 05/21/2024	1,048
COP	56,000	9.85%, 06/28/2027	48
	2,430	11.75%, 02/25/2020 ‡	3,931
COP	103,000	12.00%, 10/22/2015	69
			7,872
		Croatia - 0.3%
		Croatia (Republic of)
	1,940	6.38%, 03/24/2021 §	2,199

		Denmark - 0.1%
		Denmark (Kingdom of)
DKK	3,915	4.00%, 11/15/2019	826

		Ecuador - 0.0%
		Ecuador (Republic of)
	220	9.38%, 12/15/2015 §	225

		Finland - 0.1%
		Finland (Republic of)
EUR	350	3.38%, 04/15/2020	519
EUR	200	3.88%, 09/15/2017	298
			817
		France - 1.5%
		France (Government of)
EUR	1,790	3.00%, 07/12/2014	2,431
EUR	5,485	3.75%, 04/25/2017 - 04/25/2021	8,041
			10,472
		Germany - 0.1%
		Bundesobligation
EUR	475	0.50%, 04/07/2017	619

		Hungary - 0.5%
		Hungary (Republic of)
	330	4.75%, 02/03/2015	338
	1,750	6.25%, 01/29/2020 ‡	1,939
HUF	123,980	6.75%, 02/24/2017	572
HUF	21,650	7.50%, 11/12/2020	103
	700	7.63%, 03/29/2041	832
			3,784
		Indonesia - 1.3%
		Indonesia (Republic of)
	750	6.75%, 03/10/2014 §	801
	3,515	6.88%, 01/17/2018 §	4,279
	2,590	7.75%, 01/17/2038 §	3,920
	275	8.50%, 10/12/2035 §	441
			9,441

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 31.3% - (continued)
		Ireland - 0.1%
		Ireland (Republic of)
EUR	600	4.50%, 10/18/2018 - 04/18/2020	$783

		Italy - 1.5%
		Italy (Republic of)
EUR	2,130	3.75%, 08/01/2021	2,602
EUR	2,240	4.25%, 08/01/2014	2,998
EUR	3,780	4.50%, 02/01/2018	5,054
EUR	330	5.00%, 03/01/2022	437
			11,091
		Japan - 3.3%
		Japan (Government of)
JPY	141,750	0.30%, 03/20/2017	1,786
JPY	701,150	0.40%, 09/20/2016	8,874
JPY	658,250	0.50%, 03/20/2016	8,351
JPY	152,300	1.10%, 03/20/2021	1,985
JPY	125,150	1.30%, 12/20/2018	1,663
JPY	92,350	1.40%, 09/20/2019	1,234
			23,893
		Malaysia - 0.3%
		Malaysia (Government of)
MYR	3,060	4.26%, 09/15/2016	1,045
MYR	3,065	4.38%, 11/29/2019	1,069
MYR	1,020	5.09%, 04/30/2014	345
			2,459
		Mexico - 3.2%
		Mexican Bonos De Desarrollo
MXN	4,998	6.50%, 06/10/2021	407
MXN	13,313	7.25%, 12/15/2016	1,097
MXN	14,971	10.00%, 12/05/2024	1,579
		United Mexican States
	7,322	3.63%, 03/15/2022	7,999
	6,998	4.75%, 03/08/2044	7,768
	2,226	5.75%, 10/12/2110	2,616
	476	5.88%, 02/17/2014	505
MXN	2,125	7.75%, 12/14/2017	181
MXN	6,916	9.50%, 12/18/2014	576
			22,728
		Netherlands - 0.4%
		Netherlands (Kingdom of)
EUR	655	2.25%, 07/15/2022	887
EUR	630	4.00%, 07/15/2018	953
EUR	500	4.50%, 07/15/2017	761
			2,601
		Norway - 0.0%
		Norway (Kingdom of)
NOK	1,545	3.75%, 05/25/2021	311

		Panama - 0.6%
		Panama (Republic of)
	875	7.25%, 03/15/2015	997
	1,770	8.88%, 09/30/2027 ‡	2,872
	440	9.38%, 04/01/2029	755
			4,624
		Peru - 0.9%
		Peru (Republic of)
	2,800	8.75%, 11/21/2033	4,900
	900	9.88%, 02/06/2015	1,078
		Peru Bono Soberano
PEN	650	7.84%, 08/12/2020	310
			6,288
		Philippines - 1.9%
		Philippines (Republic of)
	1,760	6.38%, 01/15/2032	2,409
	240	8.88%, 03/17/2015	282
	6,315	10.63%, 03/16/2025	11,099
			13,790
		Poland - 0.5%
		Poland (Republic of)
PLN	3,445	4.66%, 01/25/2014 ○	1,031
PLN	5,040	5.25%, 10/25/2017 - 10/25/2020	1,660
PLN	1,555	5.75%, 10/25/2021	531
			3,222
		Russia - 2.4%
		Russian Federation
	1,400	3.25%, 04/04/2017 §	1,486
	3,400	3.63%, 04/29/2015 §	3,608
	3,100	5.00%, 04/29/2020 §	3,588
	2,976	7.50%, 03/31/2030 §	3,769
	2,360	12.75%, 06/24/2028 §	4,662
			17,113
		Singapore - 0.1%
		Singapore (Republic of)
SGD	490	3.75%, 09/01/2016	454

		South Africa - 0.8%
		South Africa (Republic of)
	205	6.50%, 06/02/2014	222
	2,855	6.88%, 05/27/2019 ‡	3,556
ZAR	1,000	7.00%, 02/28/2031	101
ZAR	7,230	8.00%, 12/21/2018	912
ZAR	1,730	8.25%, 09/15/2017	219
ZAR	6,160	10.50%, 12/21/2026	878
			5,888
		Spain - 0.8%
		Spain (Kingdom of)
EUR	1,025	3.30%, 10/31/2014	1,335
EUR	2,035	3.80%, 01/31/2017	2,592
EUR	1,190	5.50%, 04/30/2021	1,540
EUR	80	5.85%, 01/31/2022	105
			5,572
		Sweden - 0.2%
		Sweden Government
SEK	6,690	3.75%, 08/12/2017	1,136

		Switzerland - 0.0%
		Switzerland (Republic of)
CHF	270	3.00%, 01/08/2018	334

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 31.3% - (continued)
		Turkey - 2.8%
		Turkey (Republic of)
	$5,225	5.13%, 03/25/2022	$5,865
	530	5.63%, 03/30/2021	616
	4,260	6.00%, 01/14/2041	5,006
	3,140	7.25%, 03/15/2015	3,506
	3,440	7.50%, 07/14/2017	4,151
TRY	1,355	9.05%, 05/15/2013 ○	731
TRY	785	10.50%, 01/15/2020	503
			20,378
		Ukraine - 0.3%
		Ukraine (Government of)
	1,990	6.25%, 06/17/2016 §	1,964

		United Kingdom - 0.3%
		United Kingdom (Government of)
GBP	175	1.00%, 09/07/2017	285
GBP	1,005	2.00%, 01/22/2016	1,702
			1,987
		Venezuela - 2.1%
		Venezuela (Republic of)
	5,170	7.00%, 12/01/2018 §	4,446
	2,380	8.25%, 10/13/2024 §	1,964
	4,320	11.95%, 08/05/2031 §	4,417
	3,615	12.75%, 08/23/2022 §	3,877
			14,704
		Total foreign government obligations
		(cost $215,163)	$224,851

SENIOR FLOATING RATE INTERESTS ♦ - 16.2%
		Accommodation and Food Services - 0.5%
		Caesars Entertainment Operating Co., Inc.
	$1,750	4.46%, 01/28/2018	$1,512
	1,945	9.50%, 10/31/2016	1,988
		Pilot Travel Centers LLC
	180	4.25%, 08/07/2019	181
			3,681
		Administrative Waste Management and Remediation - 0.3%
		Acosta, Inc.
	1,107	5.00%, 03/02/2018	1,116
		ADS Waste Holdings, Inc.
	375	5.25%, 10/09/2019	378
		Brickman Group Holdings, Inc.
	699	5.50%, 10/14/2016	706
		Wolverine Healthcare Analytics, Inc.
	279	5.75%, 06/06/2019	279
			2,479
		Agriculture, Construction, Mining and Machinery - 0.2%
		Pro Mach, Inc.
	410	5.00%, 07/06/2017	410
		Veyance Technologies, Inc.
	400	5.96%, 07/31/2015	386
		Veyance Technologies, Inc. Delayed Draw Term Loan
	62	2.47%, 07/31/2014	61
		Veyance Technologies, Inc. Initial Term Loan
	432	2.47%, 07/31/2014	428
			1,285
		Air Transportation - 0.3%
		AWAS Finance Luxembourg S.aár.l
	579	4.75%, 07/16/2018	584
		Delta Air Lines, Inc.
	615	5.25%, 10/18/2018	611
		Delta Air Lines, Inc., Term Loan
	995	5.50%, 04/20/2017	994
			2,189
		Apparel Manufacturing - 0.1%
		J. Crew Group, Inc.
	992	4.75%, 03/07/2018	993

		Arts, Entertainment and Recreation - 0.8%
		Affinity Gaming LLC
	582	5.50%, 11/09/2017	587
		Alpha Topco Ltd.
	925	0.01%, 04/28/2017	931
		FoxCo Acquisition LLC
	265	5.50%, 07/14/2017	268
		Golden Nugget, Inc.
	289	3.27%, 06/22/2014 Þ	275
		Golden Nugget, Inc., Delayed Draw
	161	3.27%, 06/22/2014 Þ	154
		Kabel Deutschland GmbH
	1,550	4.25%, 02/01/2019	1,556
		Penn National Gaming, Inc.
	425	3.75%, 07/16/2018 ☼	427
		ROC Finance LLC
	422	7.67%, 08/19/2017	431
		Rock Ohio Caesars LLC
	153	7.67%, 08/19/2017 ☼	157
		Town Sports International LLC
	589	5.75%, 04/28/2018	592
		Univision Communications, Inc.
	640	4.46%, 03/31/2017	625
			6,003
		Chemical Manufacturing - 0.2%
		Chemtura Corp.
	185	5.50%, 08/29/2016 ☼	188
		Ineos US Finance LLC
	1,025	6.50%, 05/04/2018	1,038
			1,226
		Computer and Electronic Product Manufacturing - 0.7%
		Aeroflex, Inc.
	470	5.75%, 05/09/2018	468
		CDW LLC
	1,000	4.00%, 07/15/2017	989
		Ceridian Corp.
	988	5.96%, 05/09/2017	985
		Freescale Semiconductor, Inc.
	1,500	4.46%, 12/01/2016	1,451
		Sorenson Communications, Inc.
	952	6.00%, 08/16/2013	936
			4,829

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 16.2% - (continued)
	Construction - 0.2%
	Brand Energy & Infrastructure Services, Inc.
$1,305	5.28%, 10/20/2018 ☼	$1,299

	Finance and Insurance - 1.0%
	Asurion Corp., 2nd Lien Term Loan
692	9.00%, 05/24/2019	715
	Asurion Corp., Term Loan
396	5.50%, 05/24/2018	399
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
322	8.75%, 12/18/2017	299
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
768	8.75%, 12/18/2017	712
	Chrysler Group LLC
1,298	6.00%, 05/24/2017	1,325
	EVERTEC LLC
520	5.50%, 09/30/2016	520
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
1,567	4.21%, 11/29/2013	1,551
	Nuveen Investments, Inc.
691	5.84%, 05/13/2017 ☼	688
	Nuveen Investments, Inc., Extended First Lien Term Loan
1,000	5.85%, 05/13/2017	998
		7,207
	Food Manufacturing - 0.1%
	Advance Pierre Foods
401	5.75%, 07/10/2017	403
	Del Monte Foods Co.
435	4.50%, 03/08/2018	434
		837
	Food Services - 0.5%
	Dunkin' Brands, Inc.
748	4.00%, 11/23/2017	750
	Landry's, Inc.
716	6.50%, 04/24/2018	723
	OSI Restaurant Partners LLC
1,330	4.28%, 10/31/2019 ☼	1,335
	Wendy's International, Inc.
750	4.51%, 05/15/2019	756
		3,564
	Furniture and Related Product Manufacturing - 0.2%
	AOT Bedding Super Holdings LLC
520	5.00%, 10/01/2019	519
	Wilsonart International Holding LLC
705	4.78%, 10/03/2019 ☼	707
		1,226
	Health Care and Social Assistance - 1.8%
	Alkermes, Inc.
445	4.50%, 09/25/2019	447
	Aptalis Pharma, Inc.
2,239	5.50%, 02/10/2017	2,235
	Bausch & Lomb, Inc.
913	5.25%, 05/17/2019	922
	Catalent Pharma Solutions, Inc.
303	5.25%, 09/15/2017	306
	Convatec, Inc.
180	5.00%, 12/22/2016	181
	DaVita, Inc.
435	4.00%, 11/29/2019 ☼	435
	HCA, Inc., Tranche B-3 Term Loan
1,000	3.46%, 05/01/2018	1,000
	Health Management Associates, Inc.
995	4.50%, 11/16/2018	1,003
	Hologic, Inc.
244	4.50%, 08/01/2019	247
	IMS Health, Inc.
395	4.50%, 08/26/2017 ☼	397
	Jazz Pharmaceuticals, Inc.
291	5.25%, 06/12/2018	293
	MultiPlan, Inc.
910	4.75%, 08/26/2017	913
	Par Pharmeceutical Cos., Inc.
425	5.00%, 09/30/2019	424
	Sheridan Holdings, Inc.
594	6.00%, 06/29/2018	597
286	9.00%, 07/01/2019	289
	US Renal Care, Inc.
923	6.25%, 07/03/2019	932
616	10.25%, 01/03/2020	630
	Valeant Pharmaceuticals International, Inc.
675	3.84%, 02/13/2019 ☼	677
410	3.85%, 09/27/2019 ☼	411
	Warner Chilcott Corp., Term Loan B-1
183	4.25%, 03/14/2018	183
	Warner Chilcott Corp., Term Loan B-2
91	4.25%, 03/14/2018	91
	Warner Chilcott Corp., Term Loan B-3
126	4.25%, 03/14/2018	126
	Warner Chilcott plc
69	4.25%, 03/15/2018	69
		12,808
	Information - 3.1%
	Charter Communications Operating LLC
946	4.00%, 05/15/2019	952
	Crown Castle Operating Co.
448	4.00%, 01/31/2019	450
	Decision Insight Information Group I, Inc.
1,718	7.00%, 01/04/2017	1,699
	Emdeon, Inc.
249	5.00%, 11/02/2018	251
	Epicor Software Corp.
746	5.00%, 05/16/2018	749
	First Data Corp.
623	5.21%, 03/24/2017 - 09/24/2018	610
	First Data Corp., Extended 1st Lien Term Loan
1,750	4.21%, 03/26/2018	1,667
	Gray Television, Inc.
335	4.40%, 10/12/2019 ☼	335
	Intelsat Jackson Holdings S.A
1,247	4.50%, 04/02/2018	1,254
	Kronos, Inc.
2,380	4.53%, 10/31/2019 ☼	2,393
670	8.65%, 04/25/2020 ☼	673

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 16.2% - (continued)
	Information - 3.1% - (continued)
	Lawson Software, Inc.
$998	5.25%, 04/05/2018	$1,008
	Level 3 Financing, Inc.
960	5.25%, 08/01/2019	970
	MetroPCS Wireless, Inc., Term Loan B3
796	4.00%, 03/19/2018	796
	MISYS plc
900	7.25%, 12/12/2018	903
	MModal, Inc.
750	6.75%, 08/16/2019	742
	Northland Cable Television, Inc.
1,925	7.75%, 12/30/2016	1,858
	Novell, Inc.
589	7.25%, 11/22/2017	595
	Syniverse Holdings, Inc.
918	5.00%, 04/23/2019	922
	Warner Music Group Corp.
520	4.78%, 10/25/2018 ☼	521
	West Corp.
863	5.75%, 06/30/2018	875
	WideOpenWest Finance LLC
264	6.25%, 07/17/2018	266
	Zayo Group LLC
1,502	5.25%, 07/02/2019	1,508
		21,997
	Media - 0.3%
	Primedia, Inc.
1,975	7.50%, 01/13/2018	1,863

	Mining - 0.5%
	American Rock Salt Co. LLC
548	5.50%, 04/25/2017	540
	Arch Coal, Inc.
1,512	5.75%, 05/16/2018	1,524
	Fortescue Metals Group Ltd.
1,555	5.54%, 10/18/2017 ☼	1,546
		3,610
	Miscellaneous Manufacturing - 0.3%
	Digitalglobe, Inc.
577	5.75%, 10/12/2018	578
	Reynolds Group Holdings, Inc.
560	4.75%, 09/28/2018	562
	Sequa Corp.
500	3.62%, 12/03/2014	498
	TransDigm Group, Inc.
497	4.00%, 02/14/2017	499
		2,137
	Motor Vehicle and Parts Manufacturing - 0.6%
	Allison Transmission, Inc.
272	2.72%, 08/07/2014	272
544	4.25%, 08/23/2019	546
	Federal Mogul Corp., Tranche B Term Loan
329	2.15%, 12/29/2014	308
	Federal Mogul Corp., Tranche C Term Loan
168	2.15%, 12/28/2015	157
	General Motors Holdings LLC
2,000	0.38%, 10/27/2015 ☼	1,960
	Navistar, Inc.
296	7.00%, 08/17/2017	297
	SRAM LLC
717	4.78%, 06/07/2018	720
250	8.50%, 12/07/2018	253
		4,513
	Petroleum and Coal Products Manufacturing - 0.2%
	Chesapeake Energy Corp.
241	8.50%, 12/02/2017	241
	Dynegy Midwest Generation LLC
129	9.25%, 08/05/2016	134
	Dynegy Power LLC
554	9.25%, 08/05/2016	577
	Plains Exploration & Production Co.
375	3.91%, 10/15/2019 ☼	376
	Samson Investment Co.
410	6.00%, 09/25/2018	413
		1,741
	Pipeline Transportation - 0.5%
	Energy Transfer Equity L.P.
1,000	3.75%, 03/23/2017	996
	EP Energy LLC
1,135	4.03%, 03/31/2019 ☼	1,132
670	5.00%, 05/24/2018	673
	NGPL Pipeco LLC
605	6.75%, 09/15/2017	617
		3,418
	Plastics and Rubber Products Manufacturing - 0.4%
	Berry Plastics Holding Corp.
497	2.21%, 04/03/2015	494
	Consolidated Container Co. LLC
965	5.00%, 07/03/2019	966
	Goodyear (The) Tire & Rubber Co.
900	4.75%, 04/30/2019	905
	Tricorbraun, Inc.
384	5.50%, 05/03/2018	385
	Trinseo Materials Operating S.C.A
471	8.00%, 08/02/2017	449
		3,199
	Primary Metal Manufacturing - 0.2%
	Novelis, Inc.
1,200	4.00%, 03/10/2017	1,199
	WireCo WorldGroup, Inc.
570	6.00%, 02/15/2017	576
		1,775
	Professional, Scientific and Technical Services - 0.7%
	Advantage Sales & Marketing, Inc., 2nd Lien Term Loan
1,430	9.25%, 06/18/2018	1,430
	AlixPartners, LLP
594	6.50%, 06/28/2019	600
236	10.75%, 12/27/2019	238
	Getty Images, Inc.
540	4.47%, 10/18/2019 ☼	541
	Paradigm Ltd., Term Loan B1
650	6.50%, 07/30/2019	647

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 16.2% - (continued)
	Professional, Scientific and Technical Services - 0.7% - (continued)
	Paradigm Ltd., Term Loan B2
$270	10.50%, 07/30/2020	$272
	SunGard Data Systems, Inc., Extended Term Loan
500	3.90%, 02/28/2016	500
	Visant Corp.
500	5.25%, 12/22/2016	478
		4,706
	Real Estate, Rental and Leasing - 0.4%
	Avis Budget Car Rental LLC
500	4.25%, 03/15/2019	502
	Delos Aircraft, Inc.
240	4.75%, 04/12/2016	243
	Fly Leasing Ltd.
880	6.75%, 08/08/2018	882
	Realogy Corp.
187	3.21%, 10/05/2013	180
	Realogy Corp., Extended 1st Lien Term Loan B
742	4.46%, 10/10/2016	740
	Realogy Corp., Extended Credit Linked Deposit
58	4.46%, 10/10/2016	58
	SBA Senior Finance II LLC
196	3.75%, 09/28/2019	197
		2,802
	Retail Trade - 1.2%
	August LUXUK Holding Co.
130	6.25%, 04/27/2018	132
113	10.50%, 04/26/2019	114
	August U.S. Holding Co., Inc.
100	6.25%, 04/27/2018	101
87	10.50%, 04/26/2019	88
	BJ's Wholesale Club, Inc.
651	5.75%, 09/26/2019	657
	EB Sports Corp.
3,847	11.50%, 12/31/2015 Þ	3,770
	FGI Operating Co. LLC
290	5.50%, 04/19/2019	293
	Neiman (The) Marcus Group, Inc.
500	4.75%, 05/16/2018	501
	Party City Holdings, Inc.
550	5.75%, 07/27/2019	555
	Rite Aid Corp., Tranche 2 Term Loan
497	1.97%, 06/01/2014	493
	Rite Aid Corp., Tranche 5 Term Loan
497	4.50%, 03/03/2018	496
	Sports (The) Authority, Inc.
830	7.50%, 11/16/2017	831
	Sprouts Farmers Markets Holdings LLC
664	6.00%, 04/18/2018	668
		8,699
	Truck Transportation - 0.3%
	Nexeo Solutions LLC
1,065	5.00%, 09/09/2017	1,045
	Swift Transportation Co. LLC
961	5.00%, 12/21/2017	968
		2,013
	Utilities - 0.4%
	Calpine Corp.
611	4.50%, 10/09/2019	612
	LSP Madison Funding LLC
1,247	5.50%, 06/28/2019	1,256
	Texas Competitive Electric Holdings Co. LLC
900	4.75%, 10/10/2017	579
	TPF Generation Holdings LLC, Second Lien Term Loan
146	4.61%, 12/21/2014	145
		2,592
	Wholesale Trade - 0.2%
	Harbor Freight Tools USA, Inc.
998	5.50%, 11/14/2017	1,002
	HD Supply, Inc.
359	7.25%, 10/12/2017	370
		1,372
	Total senior floating rate interests
	(cost $114,726)	$116,063

U.S. GOVERNMENT AGENCIES - 14.6%
	FHLMC - 4.4%
$2,788	0.83%, 05/15/2037 ►	$479
1,884	0.97%, 12/15/2036 ►	313
7,400	3.00%, 11/15/2042 ☼	7,746
9,022	3.28%, 08/25/2018 ►	891
2,068	3.39%, 08/25/2020 ►	175
6,387	3.42%, 10/25/2020 ►	132
7,900	4.00%, 11/15/2039 ☼	8,428
3,500	4.50%, 11/15/2039 ☼	3,751
3,000	5.00%, 11/15/2038 ☼	3,246
5,725	5.50%, 10/01/2036 - 12/01/2038 ‡	6,240
		31,401
	FNMA - 3.5%
770	2.14%, 12/01/2027 ☼	770
270	2.20%, 12/01/2022 ☼	271
155	2.28%, 12/01/2027 ☼	157
130	2.34%, 12/01/2022 ☼	132
736	2.40%, 10/01/2022 - 12/01/2022 ☼	754
105	2.42%, 11/01/2022 ☼	107
105	2.47%, 12/01/2022 ☼	107
2,000	2.50%, 11/12/2027 ☼	2,093
886	2.67%, 06/25/2042 ►	133
400	3.00%, 10/15/2042	419
3,800	3.50%, 11/15/2040 ☼	4,048
748	4.00%, 01/01/2042	802
8,634	5.00%, 08/01/2037 - 11/15/2039 ☼	9,434
3,248	5.50%, 04/01/2038 ‡	3,587
2,786	5.55%, 10/25/2036 ►	511
1,453	6.00%, 09/01/2039 - 11/01/2039 ☼	1,610
2,928	6.00%, 09/25/2040 ►	434
		25,369
	GNMA - 6.7%
2,200	3.00%, 11/15/2042 ☼	2,339
10,150	3.50%, 11/15/2041 ☼	11,046
12,797	4.00%, 11/15/2039 - 10/20/2040 ☼	13,999
10,097	4.50%, 09/15/2033 - 06/15/2041 ☼	11,140
2,800	5.50%, 11/15/2039 ☼	3,093

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
U.S. GOVERNMENT AGENCIES - 14.6% - (continued)
		GNMA - 6.7% - (continued)
	$5,942	6.00%, 08/15/2034 - 11/15/2039 ☼	$6,734
			48,351
		Total U.S. government agencies
		(cost $104,895)	$105,121

U.S. GOVERNMENT SECURITIES - 17.5%
U.S. Treasury Securities - 17.5%
		U.S. Treasury Bonds - 0.6%
	$510	2.75%, 08/15/2042	$500
	2,212	5.38%, 02/15/2031 ‡	3,188
			3,688
		U.S. Treasury Notes - 16.9%
	61,925	0.38%, 04/15/2015 □	61,978
	11,704	0.88%, 12/31/2016 ‡	11,846
	1,560	1.00%, 08/31/2016 ØΘ	1,588
	2,339	1.75%, 05/31/2016 □	2,444
	28,100	1.88%, 09/30/2017 ╦	29,685
	7,384	2.00%, 04/30/2016 - 11/15/2021 ‡	7,733
	1,610	2.13%, 08/15/2021 □	1,694
	4,580	2.25%, 07/31/2018 ‡	4,933
			121,901
			125,589
		Total U.S. government securities
		(cost $124,147)	$125,589

Contracts			Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
Foreign Exchange Contracts - 0.0%
		USD Call/CAD Put
	35	Expiration: 01/10/2013 и	$1
		USD Call/CNY Put
	1,452	Expiration: 06/23/2013	3
			4
		Total call options purchased
		(cost $19)	$4

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
Foreign Exchange Contracts - 0.0%
		EUR Put/USD Call
EUR	164	Expiration: 04/22/2013	$2
		USD Put/JPY Call
	509	Expiration: 04/23/2013	$3
			5
		Total put options purchased
		(cost $6)	$5

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 0.1%
		Energy - 0.1%
	83,644	KCA Deutag ⌂●†	$693

		Total common stocks
		(cost $1,134)	$693

PREFERRED STOCKS - 0.0%
		Diversified Financials - 0.0%
	12	Citigroup Capital XIII	$325
	10	GMAC Capital Trust I ۞	261
			586
		Total preferred stocks
		(cost $576)	$586

		Total long-term investments
		(cost $749,738)	$768,553

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 4.7%
Repurchase Agreements - 4.7%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $6,078,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
	- 2042, value of $6,200)
$6,078	0.30%, 10/31/2012	$6,078
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $2,475, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $2,524)
2,475	0.25%, 10/31/2012	2,475
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $4,255, collateralized by FNMA 2.50%, 2027, value of $4,340)
4,255	0.35%, 10/31/2012	4,255
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,617, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $1,649)
1,617	0.35%, 10/31/2012	1,617
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $7,509, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $7,650)
7,509	0.28%, 10/31/2012	7,509
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the
amount of $9,518, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
	6.63%, 2013 - 2042, value of $9,708)
9,518	0.25%, 10/31/2012	9,518
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $43, collateralized by U.S. Treasury Note 8.13%, 2019, value of $44)
43	0.25%, 10/31/2012	43

The accompanying notes are an integral part of these financial statements.

16

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 4.7% - (continued)
Repurchase Agreements - 4.7% - (continued)
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,206, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $2,250)
$2,206	0.30%, 10/31/2012		$2,206
			33,701
	Total short-term investments
	(cost $33,701)		$33,701

	Total investments
	(cost $783,439) ▲	111.7%	$802,254
	Other assets and liabilities	(11.7)%	(84,342)
	Total net assets	100.0%	$717,912

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $784,344 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,341
Unrealized Depreciation	(3,431)
Net Unrealized Appreciation	$17,910

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $693, which represents 0.1% of total net assets.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $1,942 of cash as collateral in connection with swap contracts. In addition, cash of $9,240 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $3,698, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

Þ	This security may pay interest in additional principal instead of cash.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $58,525, which represents 8.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $46,385, which represents 6.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	83,644	KCA Deutag	$1,134

At October 31, 2012, the aggregate value of these securities was $693, which represents 0.1% of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2012.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $83,756 at October 31, 2012.

и	This security has limitations. If the Canadian Dollar to U.S. Dollar exchange rate is greater than or equal to 1.12 between trade date and expiration date, the counterparty will be required to pay the Fund the sum of $279.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

□	The Hartford Strategic Income Fund Schedule of Investments – (continued) October 31, 2012 (000’s Omitted) This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at October 31, 2012 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	31	12/17/2012	$3,544	$3,539	$(5)
Canadian Government 10-Year Bond Future	10	12/18/2012	1,365	1,372	7
Euro-BOBL Future	20	12/06/2012	3,254	3,262	8
Euro-BUND Future	62	12/06/2012	11,309	11,386	77
Euro-OAT Future	8	12/06/2012	1,396	1,396	–
Euro-Schatz Future	22	12/06/2012	3,161	3,157	(4)
Japan 10-Year Bond Future	14	12/11/2012	25,234	25,298	64
Long Gilt Future	2	12/27/2012	384	384	–
U.S. Treasury 2-Year Note Future	157	12/31/2012	34,611	34,591	(20)
U.S. Treasury 30-Year Bond Future	1	12/19/2012	148	149	1
U.S. Treasury 5-Year Note Future	18	12/31/2012	2,238	2,236	(2)
					$126
Short position contracts:
Euro BUXL 30-Year Bond Future	1	12/06/2012	$170	$171	$(1)
Japan 10-Year Mini Bond Future	18	12/10/2012	3,248	3,252	(4)
U.S. Treasury 10-Year Note Future	190	12/19/2012	25,241	25,276	(35)
U.S. Treasury CME Ultra Long Term Bond Future	36	12/19/2012	5,802	5,943	(141)
					$(181)
					$(55)

* The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

18

Θ	At October 31, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*		Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.18 (MSC)	Credit	1.35%	11/21/2012	EUR	83,740,000	$479	$555	$76
ITRX.EUR.18 (JPM)	Credit	1.30%	11/21/2012	EUR	83,370,000	321	407	86
USD Call/CNY Put (SCB)	Foreign Exchange	6.78 CNY	06/23/2013		1,452,000	1	5	4
						$801	$967	$166

* The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Ø	At October 31, 2012, this security, or a portion of this security, collateralized the written put options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*		Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.18 (MSC)	Credit	1.35%	11/21/2012	EUR	83,740,000	$275	$463	$188
ITRX.EUR.18 (JPM)	Credit	1.30%	11/21/2012	EUR	83,370,000	375	411	36
						$650	$874	$224

* The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Securities Sold Short Outstanding at October 31, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 3.00%	$1,400	11/15/2042	$1,468	$8
FNMA, 4.00%	46,500	11/15/2040	49,791	(16)
FNMA, 4.50%	24,000	11/15/2039	25,890	(13)
FNMA, 5.50%	7,700	11/15/2040	8,443	(7)
GNMA, 3.50%	4,250	11/15/2041	4,618	4
			$90,210	$(24)

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.06	BCLY	$431	(0.32)%	07/25/45	$243	$186	$(57)
ABX.HE.AAA.06	BCLY	2,225	(0.18)%	07/25/45	236	135	(101)
ABX.HE.AAA.06	GSC	6,673	(0.18)%	07/25/45	599	406	(193)
ABX.HE.AAA.06	MSC	2,864	(0.18)%	07/25/45	299	174	(125)
ABX.HE.PENAAA.06	BCLY	2,019	(0.11)%	05/25/46	558	430	(128)
ABX.HE.PENAAA.06	CSI	1,932	(0.11)%	05/25/46	582	411	(171)
ABX.HE.PENAAA.06	JPM	2,542	(0.11)%	05/25/46	651	541	(110)
ABX.HE.PENAAA.06	MSC	455	(0.11)%	05/25/46	111	97	(14)
ABX.HE.PENAAA.07	BCLY	1,067	(0.09)%	08/25/37	467	432	(35)
ABX.HE.PENAAA.07	BCLY	957	(0.09)%	08/25/37	371	387	16
ABX.HE.PENAAA.07	GSC	234	(0.09)%	08/25/37	97	95	(2)
ABX.HE.PENAAA.07	JPM	746	(0.09)%	08/25/37	307	303	(4)
CDX.NA.HY.19	BCLY	16,355	(5.00)%	12/20/17	112	133	21
CMBX.NA.A.1	DEUT	940	(0.35)%	10/12/52	434	407	(27)
CMBX.NA.A.1	GSC	435	(0.35)%	10/12/52	197	188	(9)
CMBX.NA.AA.1	UBS	1,150	(0.25)%	10/12/52	343	314	(29)

The accompanying notes are an integral part of these financial statements.

19

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.4	DEUT		$865	(0.96)%	02/17/51	$345	$313	$(32)
CMBX.NA.AJ.4	JPM		1,010	(0.96)%	02/17/51	339	365	26
CMBX.NA.AJ.4	MSC		1,290	(0.96)%	02/17/51	504	466	(38)
CMBX.NA.AJ.4	UBS		875	(0.96)%	02/17/51	294	316	22
CMBX.NA.AM.3	CSI		675	(0.50)%	12/13/49	136	97	(39)
CMBX.NA.AM.3	MSC		675	(0.50)%	12/13/49	134	97	(37)
CMBX.NA.AM.4	BCLY		370	(0.50)%	02/17/51	65	58	(7)
CMBX.NA.AM.4	GSC		190	(0.50)%	02/17/51	30	30	–
CMBX.NA.AM.4	JPM		320	(0.50)%	02/17/51	75	50	(25)
CMBX.NA.AM.4	MSC		2,140	(0.50)%	02/17/51	496	335	(161)
CMBX.NA.AM.4	UBS		2,065	(0.50)%	02/17/51	417	323	(94)
ITRX.XOV.18	GSC	EUR	6,955	(5.00)%	12/20/17	88	101	13
Total						$8,530	$7,190	$(1,340)
Sell protection:
ABX.HE.PENAAA.07	JPM		$366	0.76%	01/25/38	$(234)	$(184)	$50
CDX.NA.IG.18	CSI		9,270	1.00%	06/20/17	(65)	44	109
CDX.NA.IG.19	GSC		1,075	1.00%	12/20/17	2	–	(2)
CDX.NA.IG.19	JPM		10,680	1.00%	12/20/17	34	3	(31)
CDX.NA.IG.19	MSC		34,025	1.00%	12/20/17	138	11	(127)
CMBX.NA.AA.4	MSC		1,940	1.65%	02/17/51	(1,222)	(1,226)	(4)
CMBX.NA.AAA.2	DEUT		1,985	0.07%	03/15/49	(113)	(86)	27
CMBX.NA.AAA.2	UBS		1,840	0.07%	03/15/49	(98)	(80)	18
CMBX.NA.AAA.3	CSI		1,415	0.08%	12/13/49	(110)	(90)	20
CMBX.NA.AAA.3	DEUT		1,805	0.08%	12/13/49	(139)	(114)	25
CMBX.NA.AAA.3	JPM		5,315	0.08%	12/13/49	(436)	(336)	100
CMBX.NA.AAA.3	UBS		2,485	0.08%	12/13/49	(215)	(157)	58
CMBX.NA.AAA.5	MSC		1,100	0.35%	02/15/51	(87)	(59)	28
CMBX.NA.AJ.2	JPM		2,300	1.09%	03/15/49	(567)	(488)	79
CMBX.NA.AJ.3	UBS		975	1.47%	12/13/49	(383)	(333)	50
ITRX.EUR.18	GSC	EUR	9,425	1.00%	12/20/17	(131)	(174)	(43)
ITRX.EUR.18	MSC	EUR	22,605	1.00%	12/20/17	(247)	(417)	(170)
LCDX.NA.18	DEUT		4,950	2.50%	06/20/17	(74)	33	107
PrimeX.ARM.1	MSC		585	4.42%	06/25/36	17	51	34
PrimeX.ARM.2	MSC		1,736	4.58%	12/25/37	(128)	(7)	121
Total						$(4,058)	$(3,609)	$449
Total traded indices						$4,472	$3,581	$(891)

The accompanying notes are an integral part of these financial statements.

20

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	$9,200	1.00% / 1.55%	09/20/17	$(640)	$(237)	$403
Citigroup, Inc.	GSC	9,850	1.00% / 1.50%	09/20/17	(641)	(231)	410
Goldman Sachs Group, Inc.	UBS	4,600	1.00% / 1.79%	09/20/17	(340)	(169)	171
Morgan Stanley	BCLY	4,600	1.00% / 2.09%	09/20/17	(515)	(231)	284
Total					$(2,136)	$(868)	$1,268
					$2,336	$2,713	$377

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	2.00% Fixed	3M LIBOR	$2,000	03/20/23	$(12)	$(30)	$(18)

* Notional shown in U.S. dollars unless otherwise noted.

Spreadlock Swap Contracts Outstanding at October 31, 2012

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	0.71	%*	$20,000	03/21/13	$–	$23	$23

*	This is a spreadlock swap between the 10-Year interest rate swap curve and the yield to maturity on a 30-Year FNMA. If the rate on the 30-Year FNMA minus the 10-Year CMS (constant maturity swap) rate is greater than 0.71%, the Fund will receive money from the counterparty based on this differential. If the rate on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.71%, the Fund will pay the counterparty.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	11/30/2012	WEST	$2,576	$2,589	$13
AUD	Sell	11/30/2012	WEST	360	362	(2)
CAD	Buy	11/30/2012	BOA	141	140	(1)
CAD	Buy	11/30/2012	DEUT	457	454	(3)
CAD	Buy	11/30/2012	RBC	4,483	4,463	(20)
CAD	Sell	11/30/2012	RBC	1,256	1,250	6
CAD	Sell	11/15/2012	UBS	122	120	2
CAD	Sell	11/30/2012	UBS	71	70	1
CHF	Buy	11/30/2012	BCLY	214	215	1
CHF	Sell	11/30/2012	UBS	145	145	–
CZK	Sell	11/30/2012	JPM	14	14	–
DKK	Buy	11/30/2012	JPM	337	337	–
EUR	Buy	11/30/2012	CBK	215	214	(1)
EUR	Buy	11/30/2012	MSC	17,632	17,583	(49)
EUR	Buy	11/30/2012	RBC	1,828	1,832	4
EUR	Buy	11/30/2012	SSG	200	201	1
EUR	Buy	11/30/2012	UBS	144	143	(1)
EUR	Sell	11/30/2012	CBK	93	93	–
EUR	Sell	11/30/2012	CSFB	201	201	–
EUR	Sell	11/30/2012	DEUT	183	182	1
EUR	Sell	11/30/2012	DEUT	246	246	–
EUR	Sell	11/30/2012	JPM	444	444	–
EUR	Sell	11/30/2012	MSC	1,566	1,562	4
EUR	Sell	11/30/2012	NAB	36	36	–
EUR	Sell	11/30/2012	SSG	108	108	–
EUR	Sell	11/30/2012	UBS	34	34	–
GBP	Buy	11/30/2012	DEUT	141	141	–
GBP	Buy	11/30/2012	JPM	39	39	–
GBP	Buy	11/30/2012	NAB	37	37	–
GBP	Buy	11/30/2012	UBS	34	34	–
GBP	Buy	11/30/2012	WEST	6,451	6,493	42
GBP	Sell	11/30/2012	WEST	632	636	(4)
INR	Buy	11/30/2012	JPM	283	283	–
JPY	Buy	11/30/2012	JPM	107	107	–
JPY	Buy	11/30/2012	JPM	177	177	–
JPY	Buy	11/30/2012	SSG	35,968	35,982	14
JPY	Buy	11/30/2012	SSG	71	71	–
JPY	Buy	11/30/2012	UBS	142	142	–
JPY	Sell	11/30/2012	JPM	107	107	–
JPY	Sell	11/30/2012	SSG	102	102	–
JPY	Sell	11/30/2012	UBS	243	243	–
KRW	Buy	11/30/2012	BCLY	47	48	1
MXN	Buy	12/19/2012	JPM	1,183	1,176	(7)
MXN	Buy	12/19/2012	RBC	3,176	3,124	(52)
MXN	Buy	12/19/2012	UBS	1,557	1,544	(13)
MXN	Sell	12/19/2012	BNP	721	704	17
MXN	Sell	12/19/2012	CSFB	288	279	9
MXN	Sell	11/30/2012	RBC	211	209	2
MXN	Sell	12/19/2012	RBC	3,879	3,808	71
MXN	Sell	12/19/2012	UBS	1,068	1,053	15
MYR	Sell	11/30/2012	JPM	136	136	–
NOK	Buy	11/30/2012	UBS	176	178	2
NOK	Sell	11/30/2012	UBS	70	70	–
NZD	Buy	11/30/2012	NAB	701	710	9
NZD	Sell	11/30/2012	JPM	107	107	–
PLN	Buy	11/30/2012	JPM	263	264	1

The accompanying notes are an integral part of these financial statements.

22

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
SEK	Buy	11/30/2012	CBK	$93	$94	$1
SEK	Buy	11/30/2012	JPM	50	50	–
SEK	Sell	11/30/2012	BCLY	74	74	–
SEK	Sell	11/30/2012	JPM	70	71	(1)
SGD	Buy	11/30/2012	BOA	98	98	–
SGD	Sell	11/30/2012	BOA	288	289	(1)
ZAR	Buy	11/30/2012	BOA	367	372	5
						$67

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Denmark Krone
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

Currency Abbreviations: - (continued)
TRY	Turkish New Lira
USD	U.S. Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
LCDX.NA	Credit Derivatives North American Loan
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

23

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$65,916	$–	$48,521	$17,395
Call Options Purchased	4	–	4	–
Common Stocks ‡	693	–	–	693
Corporate Bonds	129,725	–	126,683	3,042
Foreign Government Obligations	224,851	407	224,444	–
Preferred Stocks	586	586	–	–
Put Options Purchased	5	–	5	–
Senior Floating Rate Interests	116,063	–	116,063	–
U.S. Government Agencies	105,121	–	102,943	2,178
U.S. Government Securities	125,589	500	125,089	–
Short-Term Investments	33,701	–	33,701	–
Total	$802,254	$1,493	$777,453	$23,308
Credit Default Swaps *	2,192	–	2,192	–
Foreign Currency Contracts *	222	–	222	–
Futures *	157	157	–	–
Spreadlock Swaps *	23	–	23	–
Written Options *	390	–	390	–
Total	$2,984	$157	$2,827	$–
Liabilities:
Securities Sold Short	$90,210	$–	$90,210	$–
Total	$90,210	$–	$90,210	$–
Credit Default Swaps *	1,815	–	1,815	–
Foreign Currency Contracts *	155	–	155	–
Futures *	212	212	–	–
Interest Rate Swaps *	18	–	18	–
Total	$2,200	$212	$1,988	$–

♦	For the year ended October 31, 2012, investments valued at $5,984 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
	1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
	2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
	3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

24

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$505	$(45)	$1,263	†	$669	$16,131	$(1,128)	$—	$—	$17,395
Common Stocks	728	—	(35	)‡	—	—	—	—	—	693
Corporate Bonds	5,857	428	279	§	(38)	537	(8,677)	4,656	—	3,042
U.S. Government Agencies	—	—	1	**	—	2,177	—	—	—	2,178
Warrants	—	68	(65)		—	—	(81)	78	—	—
Total	$7,090	$451	$1,443		$631	$18,845	$(9,886)	$4,734	$—	$23,308

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
	1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
	2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
	3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $947.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(35).
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $65.
**	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $1.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $783,439)	$802,254
Cash	1,942	*
Foreign currency on deposit with custodian (cost $2,770)	2,770
Unrealized appreciation on foreign currency contracts	222
Unrealized appreciation on swap contracts	2,215
Receivables:
Investment securities sold	132,858
Fund shares sold	1,604
Dividends and interest	6,338
Variation margin	81
Swap premiums paid	8,721
Other assets	59
Total assets	959,064
Liabilities:
Unrealized depreciation on foreign currency contracts	155
Unrealized depreciation on swap contracts	1,833
Bank overdraft	2,277
Securities sold short, at market value (proceeds $90,186)	90,210
Payables:
Investment securities purchased	126,984
Fund shares redeemed	2,036
Investment management fees	84
Dividends	140
Administrative fees	—
Distribution fees	61
Collateral received from broker	9,240
Variation margin	107
Accrued expenses	90
Swap premiums received	6,397
Written options (proceeds $1,841)	1,451
Other liabilities	87
Total liabilities	241,152
Net assets	$717,912
Summary of Net Assets:
Capital stock and paid-in-capital	$677,250
Undistributed net investment income	1,447
Accumulated net realized gain	19,629
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	19,586
Net assets	$717,912

* Cash of $1,942 was pledged as collateral for open swap contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

26

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.70/$10.16
Shares outstanding	22,674
Net assets	$219,909
Class B: Net asset value per share	$9.70
Shares outstanding	1,285
Net assets	$12,461
Class C: Net asset value per share	$9.72
Shares outstanding	21,540
Net assets	$209,271
Class I: Net asset value per share	$9.73
Shares outstanding	10,770
Net assets	$104,759
Class R3: Net asset value per share	$9.70
Shares outstanding	15
Net assets	$141
Class R4: Net asset value per share	$9.70
Shares outstanding	14
Net assets	$132
Class R5: Net asset value per share	$9.70
Shares outstanding	12
Net assets	$112
Class Y: Net asset value per share	$9.69
Shares outstanding	17,658
Net assets	$171,127

The accompanying notes are an integral part of these financial statements.

27

The Hartford Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$130
Interest	28,548
Less: Foreign tax withheld	(1)
Total investment income	28,677

Expenses:
Investment management fees	3,244
Administrative services fees	1
Transfer agent fees	508
Distribution fees
Class A	513
Class B	131
Class C	1,983
Class R3	1
Class R4	—
Custodian fees	24
Accounting services fees	120
Registration and filing fees	146
Board of Directors' fees	14
Audit fees	14
Other expenses	94
Total expenses (before waivers and fees paid indirectly)	6,793
Expense waivers	(44)
Custodian fee offset	—
Total waivers and fees paid indirectly	(44)
Total expenses, net	6,749
Net Investment Income	21,928
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	18,760
Net realized loss on purchased options	(736)
Net realized loss on securities sold short	(647)
Net realized gain on futures	2,790
Net realized gain on written options	11,416
Net realized loss on swap contracts	(10,429)
Net realized loss on foreign currency contracts	(1,447)
Net realized gain on other foreign currency transactions	456
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	20,163
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	14,762
Net unrealized depreciation of purchased options	(255)
Net unrealized depreciation of securities sold short	(24)
Net unrealized depreciation of futures	(1,234)
Net unrealized appreciation of written options	204
Net unrealized appreciation of swap contracts	116
Net unrealized appreciation of foreign currency contracts	1,474
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	6
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	15,049
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	35,212
Net Increase in Net Assets Resulting from Operations	$57,140

The accompanying notes are an integral part of these financial statements.

28

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$21,928	$21,003
Net realized gain on investments, other financial instruments and foreign currency transactions	20,163	19,827
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	15,049	(21,379)
Net Increase In Net Assets Resulting From Operations	57,140	19,451
Distributions to Shareholders:
From net investment income
Class A	(7,605)	(9,829)
Class B	(395)	(634)
Class C	(5,896)	(6,904)
Class I	(3,572)	(2,961)
Class R3	(4)	—
Class R4	(4)	—
Class R5	(4)	—
Class Y	(2,875)	(717)
Total from net investment income	(20,355)	(21,045)
From net realized gain on investments
Class A	(574)	—
Class B	(40)	—
Class C	(558)	—
Class I	(234)	—
Class R3	—	—
Class R4	—	—
Class R5	(1)	—
Class Y	(16)	—
Total from net realized gain on investments	(1,423)	—
Total distributions	(21,778)	(21,045)
Capital Share Transactions:
Class A	17,416	(5,041)
Class B	(1,487)	(1,818)
Class C	15,230	28,237
Class I	29,348	10,544
Class R3	33	100
Class R4	25	100
Class R5	5	100
Class Y	156,606	(1,283)
Net increase from capital share transactions	217,176	30,939
Net Increase In Net Assets	252,538	29,345
Net Assets:
Beginning of period	465,374	436,029
End of period	$717,912	$465,374
Undistributed (distribution in excess of) net investment income (loss)	$1,447	$2,061

The accompanying notes are an integral part of these financial statements.

29

The Hartford Strategic Income Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

30

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

31

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test).

32

The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at October 31, 2012
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	Not Applicable	$1,592
Discounted cash flow	Life expectancy (in months)	78 - 289 (218)	15,803
	Internal rate of return	3.2% - 10.2% (6.0%)
Common Stocks:
Market comparable companies	Enterprise Value/EBITDA	4.08 – 10.36 (7.1)	693
	Discount	10.0% (10.0%)(3)
Corportate Bonds:
Evaluated bid	Prior day valuation	Not Applicable	3,042
U.S. Government Agencies:
Cost	Recent trade price	Not Applicable	271
Indicative market quotes(4)	Third party indicative quote methodologies can vary significantly	Not Applicable	1,907
Total			$23,308

(1)	Significant changes to any unobservable inputs may result in a significant change to the fair value.
(2)	Unless otherwise noted, inputs were weighted based on the fair value of the investments included in the range.
(3)	A straight average is presented.
(4)	For investments priced using indicative market quotes, those quotes represent the best available estimate of fair value as of October 31, 2012.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium

33

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. As of March 2012, dividends from net investment income are declared and paid monthly. Prior to March 2012, dividends were declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

34

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as

35

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. At October 31, 2012 the aggregate value of unfunded loan commitments was $338,352. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

36

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk

37

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the  Schedule of Investments, had outstanding purchased options contracts as of October 31, 2012. Transactions involving written options contracts during the year ended October 31, 2012, are summarized below:

Options Contract Activity During the Year Ended October 31, 2012:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	10,400,000	$937
Written	1,299,821,000	8,858
Expired	(879,716,000)	(5,818)
Closed	(261,943,000)	(3,010)
Exercised	—	—
End of year	168,562,000	$967

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	18,390,000	$127
Written	1,317,820,008	8,225
Expired	(909,545,000)	(5,327)
Closed	(259,555,008)	(2,151)
Exercised	—	—
End of year	167,110,000	$874

*	The number of contracts does not omit 000's. In the prior year, the number of contracts was displayed in U.S. dollars; currently all contracts are displayed in local currency.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or

38

losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued

39

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swaps as of October 31, 2012.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$9	$—	$—	$—	$—	$9
Unrealized appreciation on foreign currency contracts	—	222	—	—	—	—	222
Unrealized appreciation on swap contracts	23	—	2,192	—	—	—	2,215
Variation margin receivable *	81	—	—	—	—	—	81
Total	$104	$231	$2,192	$—	$—	$—	$2,527

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$155	$—	$—	$—	$—	$155
Unrealized depreciation on swap contracts	18	—	1,815	—	—	—	1,833
Variation margin payable *	107	—	—	—	—	—	107
Written options, market value	—	1	1,450	—	—	—	1,451
Total	$125	$156	$3,265	$—	$—	$—	$3,546

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(55) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

40

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on investments in purchased options	$(893)	$815	$(658)	$—	$—	$—	$(736)
Net realized gain on futures	2,790	—	—	—	—	—	2,790
Net realized gain on written options	6	3	11,407	—	—	—	11,416
Net realized gain (loss) on swap contracts	243	—	(10,672)	—	—	—	(10,429)
Net realized loss on foreign currency contracts	—	(1,447)	—	—	—	—	(1,447)
Total	$2,146	$(629)	$77	$—	$—	$—	$1,594

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$62	$(387)	$70	$—	$—	$—	$(255)
Net change in unrealized depreciation of futures	(1,234)	—	—	—	—	—	(1,234)
Net change in unrealized appreciation (depreciation) of written options	—	(146)	350	—	—	—	204
Net change in unrealized appreciation of swap contracts	5	—	111	—	—	—	116
Net change in unrealized appreciation of foreign currency contracts	—	1,474	—	—	—	—	1,474
Total	$(1,167)	$941	$531	$—	$—	$—	$305

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline

41

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$20,376	$21,163
Long-Term Capital Gains ‡	1,423	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

42

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$14,743
Undistributed Long-Term Capital Gain	7,351
Unrealized Appreciation *	18,708
Total Accumulated Earnings	$40,802

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(2,187)
Accumulated Net Realized Gain (Loss)	1,999
Capital Stock and Paid-in-Capital	188

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

43

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 2, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to April 2, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through April 1, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

44

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

From November 1, 2011 through April 1, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.30%	1.00%	0.70%	0.65%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.96%
Class B	1.72
Class C	1.69
Class I	0.70
Class R3	1.27
Class R4	0.97
Class R5	0.67
Class Y	0.60

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $743 and contingent deferred sales charges of $55 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A

45

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $26.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	11	73%
Class R4	11	79
Class R5	12	100
Class Y	12	0

As of October 31, 2012, 24% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

46

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,029,502
Sales Proceeds Excluding U.S. Government Obligations	1,798,022
Cost of Purchases for U.S. Government Obligations	130,586
Sales Proceeds for U.S. Government Obligations	60,818

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	7,418	810	(6,357)	—	1,871	7,314	930	(8,811)	—	(567)
Amount	$69,479	$7,554	$(59,617)	$—	$17,416	$67,160	$8,543	$(80,744)	$—	$(5,041)
Class B
Shares	220	37	(414)	—	(157)	250	55	(503)	—	(198)
Amount	$2,051	$349	$(3,887)	$—	$(1,487)	$2,300	$503	$(4,621)	$—	$(1,818)
Class C
Shares	6,120	582	(5,044)	—	1,658	7,320	573	(4,855)	—	3,038
Amount	$57,285	$5,435	$(47,490)	$—	$15,230	$67,496	$5,275	$(44,534)	$—	$28,237
Class I
Shares	6,702	326	(3,886)	—	3,142	5,505	250	(4,643)	—	1,112
Amount	$62,768	$3,052	$(36,472)	$—	$29,348	$50,801	$2,298	$(42,555)	$—	$10,544
Class R3
Shares	4	—	—	—	4	11	—	—	—	11
Amount	$33	$4	$(4)	$—	$33	$100	$—	$—	$—	$100
Class R4
Shares	3	1	(1)	—	3	11	—	—	—	11
Amount	$29	$4	$(8)	$—	$25	$100	$—	$—	$—	$100
Class R5
Shares	—	1	—	—	1	11	—	—	—	11
Amount	$—	$5	$—	$—	$5	$100	$—	$—	$—	$100
Class Y
Shares	21,775	306	(5,172)	—	16,909	1,421	78	(1,648)	—	(149)
Amount	$202,452	$2,891	$(48,737)	$—	$156,606	$13,059	$717	$(15,059)	$—	$(1,283)
Total
Shares	42,242	2,063	(20,874)	—	23,431	21,843	1,886	(20,460)	—	3,269
Amount	$394,097	$19,294	$(196,215)	$—	$217,176	$201,116	$17,336	$(187,513)	$—	$30,939

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	52	$486
For the Year Ended October 31, 2011	119	$1,095

47

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

48

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

49

The Hartford Strategic Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$–	$(0.38)	$9.70
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	–	(0.31)	9.70
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	–	(0.31)	9.72
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	–	(0.41)	9.73
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	–	(0.35)	9.70
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	–	(0.38)	9.70
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	–	(0.41)	9.70
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	–	(0.41)	9.69

For the Year Ended October 31, 2011
A	9.22	0.48	(0.01)	0.47	(0.49)	–	–	(0.49)	9.20
B	9.21	0.41	–	0.41	(0.42)	–	–	(0.42)	9.20
C	9.23	0.42	(0.02)	0.40	(0.42)	–	–	(0.42)	9.21
I	9.24	0.51	(0.02)	0.49	(0.51)	–	–	(0.51)	9.22
R3(F)	9.10	0.04	0.08	0.12	(0.02)	–	–	(0.02)	9.20
R4(F)	9.10	0.04	0.09	0.13	(0.03)	–	–	(0.03)	9.20
R5(F)	9.10	0.04	0.09	0.13	(0.03)	–	–	(0.03)	9.20
Y	9.21	0.51	–	0.51	(0.52)	–	–	(0.52)	9.20

For the Year Ended October 31, 2010
A	8.69	0.56	0.51	1.07	(0.54)	–	–	(0.54)	9.22
B	8.69	0.49	0.50	0.99	(0.47)	–	–	(0.47)	9.21
C	8.70	0.49	0.52	1.01	(0.48)	–	–	(0.48)	9.23
I	8.71	0.58	0.51	1.09	(0.56)	–	–	(0.56)	9.24
Y	8.69	0.60	0.49	1.09	(0.57)	–	–	(0.57)	9.21

For the Year Ended October 31, 2009
A	7.35	0.53	1.33	1.86	(0.52)	–	–	(0.52)	8.69
B	7.35	0.46	1.33	1.79	(0.45)	–	–	(0.45)	8.69
C	7.36	0.47	1.33	1.80	(0.46)	–	–	(0.46)	8.70
I	7.37	0.54	1.34	1.88	(0.54)	–	–	(0.54)	8.71
Y	7.35	0.57	1.32	1.89	(0.55)	–	–	(0.55)	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	(2.39)	(1.74)	(0.66)	–	–	(0.66)	7.35
B	9.75	0.58	(2.40)	(1.82)	(0.58)	–	–	(0.58)	7.35
C	9.76	0.59	(2.40)	(1.81)	(0.59)	–	–	(0.59)	7.36
I	9.77	0.69	(2.41)	(1.72)	(0.68)	–	–	(0.68)	7.37
Y	9.76	0.69	(2.41)	(1.72)	(0.69)	–	–	(0.69)	7.35

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements) .
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on September 30, 2011.
(G)	Not annualized.
(H)	Annualized.

50

- Rations and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

9.80%		$219,909	0.98%		0.96%		3.90%		121%
8.96		12,461	1.78		1.72		3.17		–
9.11		209,271	1.69		1.69		3.17		–
10.18		104,759	0.70		0.70		4.11		–
9.47		141	1.34		1.27		3.56		–
9.79		132	1.02		0.97		3.88		–
10.12		112	0.71		0.67		4.20		–
10.08		171,127	0.60		0.60		3.82		–

5.20		191,353	0.98		0.98		5.27		156
4.51		13,259	1.78		1.75		4.52		–
4.43		183,209	1.71		1.71		4.50		–
5.47		70,365	0.71		0.71		5.47		–
1.34	(G)	101	1.33	(H)	1.30	(H)	5.14	(H)	–
1.37	(G)	101	1.03	(H)	1.00	(H)	5.43	(H)	–
1.40	(G)	101	0.73	(H)	0.70	(H)	5.72	(H)	–
5.69		6,885	0.63		0.63		5.50		–

12.74		196,945	0.97		0.97		6.26		158
11.72		15,110	1.77		1.77		5.48		–
11.89		155,499	1.70		1.70		5.53		–
12.98		60,203	0.71		0.71		6.53		–
12.99		8,272	0.62		0.62		6.70		–

26.24		146,738	1.00		1.00		6.70		164
25.20		14,397	1.83		1.83		5.87		–
25.30		120,513	1.74		1.74		5.98		–
26.48		45,664	0.75		0.75		7.00		–
26.69		15,036	0.65		0.65		7.22		–

(19.02)		79,242	0.97		0.61		7.14		132
(19.66)		6,308	1.81		1.45		6.33		–
(19.62)		67,863	1.75		1.38		6.40		–
(18.77)		24,508	0.75		0.38		7.37		–
(18.85)		36,751	0.67		0.30		7.49		–

51

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Strategic Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Strategic Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

52

The Hartford Strategic Income Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

53

The Hartford Strategic Income Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

54

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

55

The Hartford Strategic Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 3.90%.

56

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,048.22	$4.89	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class B	$1,000.00	$1,044.18	$8.74	$1,000.00	$1,016.59	$8.62	1.70	184	366
Class C	$1,000.00	$1,044.33	$8.63	$1,000.00	$1,016.69	$8.52	1.68	184	366
Class I	$1,000.00	$1,049.47	$3.61	$1,000.00	$1,021.62	$3.56	0.70	184	366
Class R3	$1,000.00	$1,046.72	$6.43	$1,000.00	$1,018.85	$6.34	1.25	184	366
Class R4	$1,000.00	$1,047.17	$4.89	$1,000.00	$1,020.36	$4.82	0.95	184	366
Class R5	$1,000.00	$1,048.73	$3.35	$1,000.00	$1,021.87	$3.30	0.65	184	366
Class Y	$1,000.00	$1,050.11	$3.09	$1,000.00	$1,022.12	$3.05	0.60	184	366

57

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Strategic Income Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

58

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

59

The Hartford Strategic Income Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

60

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SI12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2010 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Target Retirement 2010 A#	8.81%	2.34%	4.27%
Target Retirement 2010 A##	2.82%	1.19%	3.44%
Target Retirement 2010 R3#	8.75%	2.15%	4.14%
Target Retirement 2010 R4#	8.98%	2.45%	4.39%
Target Retirement 2010 R5#	9.13%	2.56%	4.51%
Target Retirement 2010 Y#	9.02%	2.57%	4.51%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.87%
MSCI All Country World Index	9.17%	-2.42%	3.98%
S&P 500 Index	15.19%	0.36%	4.15%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2010 Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 8.81%, before sales charge, for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, was 7.50%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S.economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance driven primarily by the equity allocation. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 45% equities and 55% fixed income. Within the equity portion of the Fund, an overweight allocation to the U.S., a result of decisions made at the underlying funds level, detracted as U.S. equities underperformed international equities during the period. Within the fixed income portion of the Fund, allocations to high-yield, emerging market debt, and Treasury Inflation Protected Securities benefited relative performance. A modest underweight to fixed income was also additive as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Alternative Strategies, World Bond, and Strategic Income funds more than offset

3

The Hartford Target Retirement 2010 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Emerging Markets Research Equity funds.

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments
as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	5.5
The Hartford Dividend and Growth Fund, Class Y	10.5
The Hartford Emerging Markets Research Fund, Class Y	4.0
The Hartford Global Real Asset Fund, Class Y	8.7
The Hartford Inflation Plus Fund, Class Y	16.3
The Hartford International Opportunities Fund, Class Y	9.2
The Hartford International Small Company Fund, Class Y	3.2
The Hartford MidCap Value Fund, Class Y	1.8
The Hartford Small Company Fund, Class Y	1.8
The Hartford Strategic Income Fund, Class Y	4.0
The Hartford Total Return Bond Fund, Class Y	10.0
The Hartford World Bond Fund, Class Y	14.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2010 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 44.7%
82	The Hartford Capital Appreciation Fund, Class Y		$2,910
262	The Hartford Dividend and Growth Fund, Class Y		5,553
250	The Hartford Emerging Markets Research Fund, Class Y		2,115
431	The Hartford Global Real Asset Fund, Class Y		4,627
323	The Hartford International Opportunities Fund, Class Y		4,855
128	The Hartford International Small Company Fund, Class Y		1,703
72	The Hartford MidCap Value Fund, Class Y		949
44	The Hartford Small Company Fund, Class Y		952
			23,664
	Total equity funds
	(cost $21,725)		$23,664

FIXED INCOME FUNDS - 55.2%
492	The Hartford Alternative Strategies Fund, Class Y		$5,288
677	The Hartford Inflation Plus Fund, Class Y		8,634
215	The Hartford Strategic Income Fund, Class Y		2,096
467	The Hartford Total Return Bond Fund, Class Y		5,283
733	The Hartford World Bond Fund, Class Y		7,903
			29,204
	Total fixed income funds
	(cost $28,151)		$29,204

	Total investments in affiliated investment companies
	(cost $49,876)		$52,868

	Total long-term investments (cost $49,876)		$52,868

	Total investments
	(cost $49,876) ▲	99.9%	$52,868
	Other assets and liabilities	0.1%	40
	Total net assets	100.0%	$52,908

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $50,099 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,769
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,769

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$52,868	$52,868	$–	$–
Total	$52,868	$52,868	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $49,876)	$52,868
Receivables:
Investment securities sold	7
Fund shares sold	25
Dividends and interest	41
Other assets	29
Total assets	52,970
Liabilities:
Payables:
Investment securities purchased	25
Fund shares redeemed	17
Investment management fees	2
Administrative fees	1
Distribution fees	4
Accrued expenses	13
Total liabilities	62
Net assets	$52,908
Summary of Net Assets:
Capital stock and paid-in-capital	$48,113
Undistributed net investment income	353
Accumulated net realized gain	1,450
Unrealized appreciation of investments	2,992
Net assets	$52,908

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.44/$11.05
Shares outstanding	809
Net assets	$8,445
Class R3: Net asset value per share	$10.38
Shares outstanding	1,758
Net assets	$18,241
Class R4: Net asset value per share	$10.45
Shares outstanding	2,267
Net assets	$23,700
Class R5: Net asset value per share	$10.47
Shares outstanding	224
Net assets	$2,348
Class Y: Net asset value per share	$10.45
Shares outstanding	17
Net assets	$174

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$5
Dividends from underlying affiliated funds	730
Total investment income	735

Expenses:
Investment management fees	72
Administrative services fees	65
Transfer agent fees	10
Distribution fees
Class A	22
Class R3	80
Class R4	51
Custodian fees	1
Accounting services fees	6
Registration and filing fees	61
Board of Directors' fees	2
Audit fees	10
Other expenses	12
Total expenses (before waivers)	392
Expense waivers	(241)
Total waivers	(241)
Total expenses, net	151
Net Investment Income	584
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	307
Net realized gain on investments in underlying affiliated funds	2,124
Net realized gain on investments in securities	59
Net Realized Gain on Investments	2,490
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,229
Net unrealized depreciation of investments	(157)
Net Changes in Unrealized Appreciation of Investments	1,072
Net Gain on Investments	3,562
Net Increase in Net Assets Resulting from Operations	$4,146

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$584	$743
Net realized gain on investments	2,490	1,594
Net unrealized appreciation (depreciation) of investments	1,072	(1,077)
Net Increase In Net Assets Resulting From Operations	4,146	1,260
Distributions to Shareholders:
From net investment income
Class A	(197)	(154)
Class R3	(262)	(153)
Class R4	(403)	(229)
Class R5	(61)	(45)
Class Y	(4)	(3)
Total distributions	(927)	(584)
Capital Share Transactions:
Class A	(534)	(1,508)
Class R3	4,671	5,283
Class R4	5,028	6,690
Class R5	(353)	136
Class Y	4	3
Net increase from capital share transactions	8,816	10,604
Net Increase In Net Assets	12,035	11,280
Net Assets:
Beginning of period	40,873	29,593
End of period	$52,908	$40,873
Undistributed (distribution in excess of) net investment income (loss)	$353	$603

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$927	$584

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$353
Undistributed Long-Term Capital Gain	1,673
Unrealized Appreciation *	2,769
Total Accumulated Earnings	$4,795

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$93
Accumulated Net Realized Gain (Loss)	(93)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $626 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $9 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	11	0%
Class R5	11	5
Class Y	17	100

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$52,354
Sales Proceeds Excluding U.S. Government Obligations	43,548

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	199	21	(270)	—	(50)	217	16	(389)	—	(156)
Amount	$1,970	$196	$(2,700)	$—	$(534)	$2,142	$153	$(3,803)	$—	$(1,508)
Class R3
Shares	1,236	28	(792)	—	472	879	16	(360)	—	535
Amount	$12,398	$262	$(7,989)	$—	$4,671	$8,656	$153	$(3,526)	$—	$5,283
Class R4
Shares	1,015	42	(543)	—	514	1,343	24	(673)	—	694
Amount	$10,126	$403	$(5,501)	$—	$5,028	$13,147	$229	$(6,686)	$—	$6,690
Class R5
Shares	45	5	(85)	—	(35)	87	5	(79)	—	13
Amount	$449	$61	$(863)	$—	$(353)	$856	$45	$(765)	$—	$136
Class Y
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$4	$—	$—	$4	$—	$3	$—	$—	$3
Total
Shares	2,495	97	(1,690)	—	902	2,526	61	(1,501)	—	1,086
Amount	$24,943	$926	$(17,053)	$—	$8,816	$24,801	$583	$(14,780)	$—	$10,604

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2010 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$9.81	$0.13	$0.71	$0.84	$(0.21)	$–	$–	$(0.21)	$10.44
R3	9.75	0.10	0.74	0.84	(0.21)	–	–	(0.21)	10.38
R4	9.82	0.13	0.73	0.86	(0.23)	–	–	(0.23)	10.45
R5	9.83	0.15	0.73	0.88	(0.24)	–	–	(0.24)	10.47
Y	9.82	0.15	0.71	0.86	(0.23)	–	–	(0.23)	10.45

For the Year Ended October 31, 2011 (E)
A	9.59	0.19	0.20	0.39	(0.17)	–	–	(0.17)	9.81
R3	9.55	0.17	0.20	0.37	(0.17)	–	–	(0.17)	9.75
R4	9.60	0.19	0.22	0.41	(0.19)	–	–	(0.19)	9.82
R5	9.61	0.21	0.20	0.41	(0.19)	–	–	(0.19)	9.83
Y	9.60	0.21	0.20	0.41	(0.19)	–	–	(0.19)	9.82

For the Year Ended October 31, 2010 (E)
A	8.50	0.17	1.09	1.26	(0.17)	–	–	(0.17)	9.59
R3	8.48	0.14	1.10	1.24	(0.17)	–	–	(0.17)	9.55
R4	8.51	0.18	1.09	1.27	(0.18)	–	–	(0.18)	9.60
R5	8.51	0.19	1.10	1.29	(0.19)	–	–	(0.19)	9.61
Y	8.50	0.19	1.10	1.29	(0.19)	–	–	(0.19)	9.60

For the Year Ended October 31, 2009 (E)
A(F)	7.24	0.22	1.15	1.37	(0.11)	–	–	(0.11)	8.50
R3	7.23	0.18	1.18	1.36	(0.11)	–	–	(0.11)	8.48
R4	7.23	0.22	1.17	1.39	(0.11)	–	–	(0.11)	8.51
R5	7.24	0.22	1.16	1.38	(0.11)	–	–	(0.11)	8.51
Y	7.23	0.23	1.15	1.38	(0.11)	–	–	(0.11)	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	(3.10)	(2.80)	(0.41)	(0.21)	–	(0.62)	7.24
R3	10.66	0.26	(3.11)	(2.85)	(0.37)	(0.21)	–	(0.58)	7.23
R4	10.66	0.36	(3.17)	(2.81)	(0.41)	(0.21)	–	(0.62)	7.23
R5	10.67	0.37	(3.16)	(2.79)	(0.43)	(0.21)	–	(0.64)	7.24
Y	10.66	0.33	(3.11)	(2.78)	(0.44)	(0.21)	–	(0.65)	7.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets(C)	Portfolio Turnover Rate(D)

8.81%	$8,445	0.70%	0.34%	1.30%	91%
8.75	18,241	1.04	0.49	1.00	–
8.98	23,700	0.74	0.19	1.33	–
9.13	2,348	0.44	0.14	1.51	–
9.02	174	0.34	0.14	1.46	–

4.09	8,424	0.74	0.33	1.96	51
3.93	12,539	1.08	0.48	1.71	–
4.26	17,209	0.77	0.18	1.96	–
4.30	2,541	0.48	0.13	2.11	–
4.31	160	0.37	0.13	2.15	–

15.02	9,738	0.79	0.27	1.86	49
14.87	7,168	1.14	0.42	1.66	–
15.16	10,173	0.85	0.12	2.02	–
15.33	2,361	0.55	0.07	2.09	–
15.34	153	0.45	0.07	2.07	–

19.29	9,342	0.95	0.24	3.00	31
19.24	1,578	1.25	0.39	2.37	–
19.58	9,020	1.03	0.09	3.00	–
19.48	2,051	0.73	0.04	2.99	–
19.56	133	0.65	0.04	3.12	–

(27.74)	6,520	1.02	0.42	2.87	68
(28.14)	8	1.47	0.87	2.70	–
(27.84)	4,823	1.04	0.45	1.67	–
(27.64)	1,131	0.71	0.11	1.86	–
(27.60)	111	0.76	0.16	3.40	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2010 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2010 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

20

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2010 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 23.70%.

24

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.58	$1.77	$1,000.00	$1,023.38	$1.78	0.35%	184	366
Class R3	$1,000.00	$1,014.66	$2.53	$1,000.00	$1,022.62	$2.54	0.50	184	366
Class R4	$1,000.00	$1,015.55	$1.01	$1,000.00	$1,024.13	$1.02	0.20	184	366
Class R5	$1,000.00	$1,016.50	$0.76	$1,000.00	$1,024.38	$0.76	0.15	184	366
Class Y	$1,000.00	$1,015.55	$0.76	$1,000.00	$1,024.38	$0.76	0.15	184	366

25

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2010 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR1012 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2015 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Target Retirement 2015 R3	9.00%	11.46%
Target Retirement 2015 R4	9.32%	11.79%
Target Retirement 2015 R5	9.44%	11.86%
Barclays U.S. Aggregate Bond Index	5.25%	7.95%
MSCI All Country World Index	9.17%	11.74%
S&P 500 Index	15.19%	12.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2015 Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 9.00% for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.41%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 51% equities and 49% fixed income. Within the equity portion of the Fund, an overweight allocation to the U.S., a result of decisions made at the underlying fund level, detracted as U.S. equities underperformed international equities during the period. A modest underweight to fixed income was additive as fixed income underperformed equities during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed on a relative basis. Strong benchmark-relative performance in the Alternative Strategies, World Bond, and Strategic Income funds more than offset weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Emerging Market Research Equity funds.

3

The Hartford Target Retirement 2015 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments
as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	6.7
The Hartford Dividend and Growth Fund, Class Y	12.9
The Hartford Emerging Markets Research Fund, Class Y	4.9
The Hartford Global Real Asset Fund, Class Y	7.3
The Hartford Inflation Plus Fund, Class Y	13.7
The Hartford International Opportunities Fund, Class Y	11.3
The Hartford International Small Company Fund, Class Y	3.9
The Hartford MidCap Value Fund, Class Y	2.2
The Hartford Small Company Fund, Class Y	2.2
The Hartford Strategic Income Fund, Class Y	4.9
The Hartford Total Return Bond Fund, Class Y	8.0
The Hartford World Bond Fund, Class Y	11.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2015 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 51.4%
109	The Hartford Capital Appreciation Fund, Class Y		$3,870
351	The Hartford Dividend and Growth Fund, Class Y		7,427
333	The Hartford Emerging Markets Research Fund, Class Y		2,813
395	The Hartford Global Real Asset Fund, Class Y		4,238
432	The Hartford International Opportunities Fund, Class Y		6,498
171	The Hartford International Small Company Fund, Class Y		2,286
95	The Hartford MidCap Value Fund, Class Y		1,260
59	The Hartford Small Company Fund, Class Y		1,262
			29,654
	Total equity funds
	(cost $27,146)		$29,654

FIXED INCOME FUNDS - 48.5%
534	The Hartford Alternative Strategies Fund, Class Y		$5,740
618	The Hartford Inflation Plus Fund, Class Y		7,887
289	The Hartford Strategic Income Fund, Class Y		2,807
407	The Hartford Total Return Bond Fund, Class Y		4,606
639	The Hartford World Bond Fund, Class Y		6,890
			27,930
	Total fixed income funds
	(cost $26,914)		$27,930

	Total investments in affiliated investment companies
	(cost $54,060)		$57,584

	Total long-term investments
	(cost $54,060)		$57,584

	Total investments
	(cost $54,060) ▲	99.9%	$57,584
	Other assets and liabilities	0.1%	55
	Total net assets	100.0%	$57,639

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $54,131 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,453
Unrealized Depreciation	—
Net Unrealized Appreciation	$3,453

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$57,584	$57,584	$–	$–
Total	$57,584	$57,584	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $54,060)	$57,584
Receivables:
Investment securities sold	5
Fund shares sold	20
Dividends and interest	38
Other assets	38
Total assets	57,685
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	21
Fund shares redeemed	3
Investment management fees	2
Administrative fees	2
Distribution fees	5
Accrued expenses	11
Total liabilities	46
Net assets	$57,639
Summary of Net Assets:
Capital stock and paid-in-capital	$52,715
Undistributed net investment income	302
Accumulated net realized gain	1,098
Unrealized appreciation of investments	3,524
Net assets	$57,639

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.98
Shares outstanding	2,421
Net assets	$33,848
Class R4: Net asset value per share	$14.06
Shares outstanding	1,565
Net assets	$22,006
Class R5: Net asset value per share	$14.08
Shares outstanding	127
Net assets	$1,785

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$2
Dividends from underlying affiliated funds	696
Total investment income	698

Expenses:
Investment management fees	73
Administrative services fees	87
Transfer agent fees	1
Distribution fees
Class R3	151
Class R4	41
Custodian fees	1
Accounting services fees	6
Registration and filing fees	37
Board of Directors' fees	2
Audit fees	11
Other expenses	10
Total expenses (before waivers and fees paid indirectly)	420
Expense waivers	(248)
Commission recapture	—
Total waivers and fees paid indirectly	(248)
Total expenses, net	172
Net Investment Income	526
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	270
Net realized gain on investments in underlying affiliated funds	966
Net realized gain on investments in securities	8
Net Realized Gain on Investments	1,244
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	2,428
Net unrealized depreciation of investments	(79)
Net Changes in Unrealized Appreciation of Investments	2,349
Net Gain on Investments	3,593
Net Increase in Net Assets Resulting from Operations	$4,119

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$526	$593
Net realized gain on investments	1,244	1,048
Net unrealized appreciation (depreciation) of investments	2,349	(688)
Net Increase In Net Assets Resulting From Operations	4,119	953
Distributions to Shareholders:
From net investment income
Class R3	(479)	(210)
Class R4	(235)	(128)
Class R5	(37)	(21)
Total from net investment income	(751)	(359)
From net realized gain on investments
Class R3	(710)	(241)
Class R4	(290)	(140)
Class R5	(46)	(24)
Total from net realized gain on investments	(1,046)	(405)
Total distributions	(1,797)	(764)
Capital Share Transactions:
Class R3	5,540	12,552
Class R4	10,291	2,990
Class R5	(50)	237
Net increase from capital share transactions	15,781	15,779
Net Increase In Net Assets	18,103	15,968
Net Assets:
Beginning of period	39,536	23,568
End of period	$57,639	$39,536
Undistributed (distribution in excess of) net investment income (loss)	$302	$457

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$760	$427
Long-Term Capital Gains ‡	1,037	337

‡ The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$302
Undistributed Long-Term Capital Gain	1,169
Unrealized Appreciation *	3,453
Total Accumulated Earnings	$4,924

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$70
Accumulated Net Realized Gain (Loss)	(70)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class R3	0.47%
Class R4	0.17
Class R5	0.12

e)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	103	81

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$58,172
Sales Proceeds Excluding U.S. Government Obligations	43,397

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	843	94	(523)	—	414	1,435	34	(537)	—	932
Amount	$11,385	$1,189	$(7,034)	$—	$5,540	$19,465	$451	$(7,364)	$—	$12,552
Class R4
Shares	1,006	41	(285)	—	762	587	20	(388)	—	219
Amount	$13,598	$525	$(3,832)	$—	$10,291	$7,988	$268	$(5,266)	$—	$2,990
Class R5
Shares	37	7	(46)	—	(2)	18	3	(4)	—	17
Amount	$507	$83	$(640)	$—	$(50)	$252	$45	$(60)	$—	$237
Total
Shares	1,886	142	(854)	—	1,174	2,040	57	(929)	—	1,168
Amount	$25,490	$1,797	$(11,506)	$—	$15,781	$27,705	$764	$(12,690)	$—	$15,779

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2015 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
R3	$13.43	$0.14	$1.00	$1.14	$(0.23)	$(0.36)	$–	$(0.59)	$13.98
R4	13.50	0.15	1.04	1.19	(0.27)	(0.36)	–	(0.63)	14.06
R5	13.51	0.19	1.01	1.20	(0.27)	(0.36)	–	(0.63)	14.08

For the Year Ended October 31, 2011 (F)
R3	13.29	0.21	0.31	0.52	(0.16)	(0.22)	–	(0.38)	13.43
R4	13.34	0.26	0.30	0.56	(0.18)	(0.22)	–	(0.40)	13.50
R5	13.35	0.27	0.29	0.56	(0.18)	(0.22)	–	(0.40)	13.51

For the Year Ended October 31, 2010
R3	11.69	0.14	1.62	1.76	(0.16)	–	–	(0.16)	13.29
R4	11.72	0.16	1.64	1.80	(0.18)	–	–	(0.18)	13.34
R5	11.72	0.24	1.57	1.81	(0.18)	–	–	(0.18)	13.35

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.21	1.59	1.80	(0.11)	–	–	(0.11)	11.69
R4	10.00	0.23	1.61	1.84	(0.12)	–	–	(0.12)	11.72
R5	10.00	0.26	1.58	1.84	(0.12)	–	–	(0.12)	11.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(F)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)	Portfolio Turnover Rate(E)

9.00%	$33,848	0.99%	0.47%	1.01%	90%
9.32	22,006	0.69	0.17	1.17	–
9.44	1,785	0.39	0.12	1.41	–

3.95	26,952	1.04	0.47	1.58	52
4.24	10,835	0.74	0.17	1.89	–
4.26	1,749	0.44	0.12	1.99	–

15.16	14,282	1.28	0.40	1.42	37
15.50	7,787	1.01	0.10	1.76	–
15.63	1,499	0.76	0.05	1.87	–

18.33	2,003	2.24	0.37	2.27	15
18.70	1,883	1.92	0.07	2.61	–
18.71	1,459	1.65	0.02	2.67	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2015 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2015 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

20

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2015 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,012.31	$2.43	$1,000.00	$1,022.72	$2.44	0.48%	184	366
Class R4	$1,000.00	$1,013.70	$0.91	$1,000.00	$1,024.23	$0.92	0.18	184	366
Class R5	$1,000.00	$1,014.41	$0.66	$1,000.00	$1,024.48	$0.66	0.13	184	366

25

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2015 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR1512 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2020 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Target Retirement 2020 A#	9.50%	1.27%	4.03%
Target Retirement 2020 A##	3.48%	0.13%	3.20%
Target Retirement 2020 R3#	9.39%	1.07%	3.87%
Target Retirement 2020 R4#	9.70%	1.37%	4.13%
Target Retirement 2020 R5#	9.73%	1.48%	4.24%
Target Retirement 2020 Y#	9.72%	1.52%	4.28%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.87%
MSCI All Country World Index	9.17%	-2.42%	3.98%
S&P 500 Index	15.19%	0.36%	4.15%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2020 Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 9.50%, before sales charge, for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.81%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The Fund’s portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 58% equities and 42% fixed income. Within the equity portion of the Fund, an overweight allocation to the U.S., a result of decisions made at the underlying fund level, detracted as U.S. equities underperformed international equities during the period. A modest underweight to fixed income was additive as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively to performance on a relative basis. Strong benchmark-relative performance in the Alternative Strategies, World Bond, and Strategic Income funds more than offset weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Total Return Bond funds.

3

The Hartford Target Retirement 2020 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments
as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	7.9
The Hartford Dividend and Growth Fund, Class Y	15.3
The Hartford Emerging Markets Research Fund, Class Y	5.8
The Hartford Global Real Asset Fund, Class Y	5.9
The Hartford Inflation Plus Fund, Class Y	11.0
The Hartford International Opportunities Fund, Class Y	13.4
The Hartford International Small Company Fund, Class Y	4.6
The Hartford MidCap Value Fund, Class Y	2.6
The Hartford Small Company Fund, Class Y	2.6
The Hartford Strategic Income Fund, Class Y	5.8
The Hartford Total Return Bond Fund, Class Y	6.0
The Hartford World Bond Fund, Class Y	9.0
Other Assets and Liabilities	0.1
Total	100.0%

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The Hartford Target Retirement 2020 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 58.1%
380	The Hartford Capital Appreciation Fund, Class Y		$13,530
1,230	The Hartford Dividend and Growth Fund, Class Y		26,056
1,168	The Hartford Emerging Markets Research Fund, Class Y		9,881
945	The Hartford Global Real Asset Fund, Class Y		10,139
1,514	The Hartford International Opportunities Fund, Class Y		22,766
593	The Hartford International Small Company Fund, Class Y		7,907
335	The Hartford MidCap Value Fund, Class Y		4,439
205	The Hartford Small Company Fund, Class Y		4,431
			99,149
	Total equity funds
	(cost $89,669)		$99,149

FIXED INCOME FUNDS - 41.8%
1,585	The Hartford Alternative Strategies Fund, Class Y		$17,041
1,476	The Hartford Inflation Plus Fund, Class Y		18,830
1,015	The Hartford Strategic Income Fund, Class Y		9,877
903	The Hartford Total Return Bond Fund, Class Y		10,224
1,423	The Hartford World Bond Fund, Class Y		15,336
			71,308
	Total fixed income funds
	(cost $68,669)		$71,308

	Total investments in affiliated investment companies
	(cost $158,338)		$170,457

	Total long-term investments
	(cost $158,338)		$170,457

	Total investments
	(cost $158,338) ▲	99.9%	$170,457
	Other assets and liabilities	0.1%	112
	Total net assets	100.0%	$170,569

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $158,882 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,575
Unrealized Depreciation	—
Net Unrealized Appreciation	$11,575

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$170,457	$170,457	$–	$–
Total	$170,457	$170,457	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $158,338)	$170,457
Receivables:
Investment securities sold	535
Fund shares sold	60
Dividends and interest	97
Other assets	47
Total assets	171,196
Liabilities:
Payables:
Investment securities purchased	21
Fund shares redeemed	565
Investment management fees	6
Administrative fees	5
Distribution fees	12
Accrued expenses	18
Total liabilities	627
Net assets	$170,569
Summary of Net Assets:
Capital stock and paid-in-capital	$153,921
Undistributed net investment income	838
Accumulated net realized gain	3,691
Unrealized appreciation of investments	12,119
Net assets	$170,569

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.18/$11.83
Shares outstanding	2,119
Net assets	$23,686
Class R3: Net asset value per share	$11.10
Shares outstanding	5,563
Net assets	$61,748
Class R4: Net asset value per share	$11.18
Shares outstanding	6,343
Net assets	$70,933
Class R5: Net asset value per share	$11.20
Shares outstanding	1,257
Net assets	$14,083
Class Y: Net asset value per share	$11.20
Shares outstanding	11
Net assets	$119

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3
Dividends from underlying affiliated funds	2,100
Total investment income	2,103

Expenses:
Investment management fees	229
Administrative services fees	215
Transfer agent fees	30
Distribution fees
Class A	59
Class R3	278
Class R4	150
Custodian fees	1
Accounting services fees	18
Registration and filing fees	64
Board of Directors' fees	4
Audit fees	11
Other expenses	24
Total expenses (before waivers)	1,083
Expense waivers	(582)
Total waivers	(582)
Total expenses, net	501
Net Investment Income	1,602
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	1,289
Net realized gain on investments in underlying affiliated funds	5,675
Net realized gain on investments in securities	157
Net Realized Gain on Investments	7,121
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	5,538
Net unrealized depreciation of investments	(462)
Net Changes in Unrealized Appreciation of Investments	5,076
Net Gain on Investments	12,197
Net Increase in Net Assets Resulting from Operations	$13,799

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,602	$1,740
Net realized gain on investments	7,121	1,094
Net unrealized appreciation of investments	5,076	17
Net Increase In Net Assets Resulting From Operations	13,799	2,851
Distributions to Shareholders:
From net investment income
Class A	(370)	(319)
Class R3	(739)	(366)
Class R4	(859)	(511)
Class R5	(244)	(185)
Class Y	(2)	(2)
Total distributions	(2,214)	(1,383)
Capital Share Transactions:
Class A	(874)	(1,605)
Class R3	12,651	21,015
Class R4	19,050	17,271
Class R5	(345)	1,398
Class Y	2	2
Net increase from capital share transactions	30,484	38,081
Net Increase In Net Assets	42,069	39,549
Net Assets:
Beginning of period	128,500	88,951
End of period	$170,569	$128,500
Undistributed (distribution in excess of) net investment income (loss)	$838	$1,293

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$2,214	$1,383

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$838
Undistributed Long-Term Capital Gain	4,235
Unrealized Appreciation *	11,575
Total Accumulated Earnings	$16,648

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$157
Accumulated Net Realized Gain (Loss)	(157)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $2,658 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $43 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	1%
Class Y	11	100

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$162,054
Sales Proceeds Excluding U.S. Government Obligations	130,895

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	341	36	(454)	—	(77)	598	31	(779)	—	(150)
Amount	$3,632	$368	$(4,874)	$—	$(874)	$6,348	$319	$(8,272)	$—	$(1,605)
Class R3
Shares	2,067	73	(945)	—	1,195	2,681	36	(716)	—	2,001
Amount	$22,017	$739	$(10,105)	$—	$12,651	$28,128	$366	$(7,479)	$—	$21,015
Class R4
Shares	2,996	85	(1,279)	—	1,802	2,152	49	(579)	—	1,622
Amount	$32,019	$859	$(13,828)	$—	$19,050	$22,706	$511	$(5,946)	$—	$17,271
Class R5
Shares	282	24	(338)	—	(32)	396	18	(282)	—	132
Amount	$3,027	$244	$(3,616)	$—	$(345)	$4,216	$185	$(3,003)	$—	$1,398
Class Y
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$2	$—	$—	$2
Total
Shares	5,686	219	(3,016)	—	2,889	5,827	134	(2,356)	—	3,605
Amount	$60,695	$2,212	$(32,423)	$—	$30,484	$61,398	$1,383	$(24,700)	$—	$38,081

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$10.38	$0.12	$0.85	$0.97	$(0.17)	$–	$–	$(0.17)	$11.18
R3	10.31	0.10	0.85	0.95	(0.16)	–	–	(0.16)	11.10
R4	10.38	0.13	0.86	0.99	(0.19)	–	–	(0.19)	11.18
R5	10.40	0.14	0.85	0.99	(0.19)	–	–	(0.19)	11.20
Y	10.40	0.14	0.85	0.99	(0.19)	–	–	(0.19)	11.20

For the Year Ended October 31, 2011 (E)
A	10.12	0.16	0.24	0.40	(0.14)	–	–	(0.14)	10.38
R3	10.07	0.13	0.25	0.38	(0.14)	–	–	(0.14)	10.31
R4	10.12	0.17	0.24	0.41	(0.15)	–	–	(0.15)	10.38
R5	10.14	0.18	0.24	0.42	(0.16)	–	–	(0.16)	10.40
Y	10.13	0.18	0.25	0.43	(0.16)	–	–	(0.16)	10.40

For the Year Ended October 31, 2010 (E)
A	8.89	0.14	1.23	1.37	(0.14)	–	–	(0.14)	10.12
R3	8.87	0.11	1.23	1.34	(0.14)	–	–	(0.14)	10.07
R4	8.89	0.16	1.22	1.38	(0.15)	–	–	(0.15)	10.12
R5	8.90	0.17	1.22	1.39	(0.15)	–	–	(0.15)	10.14
Y	8.90	0.14	1.25	1.39	(0.16)	–	–	(0.16)	10.13

For the Year Ended October 31, 2009
A(F)	7.56	0.19	1.25	1.44	(0.11)	–	–	(0.11)	8.89
R3	7.55	0.17	1.25	1.42	(0.10)	–	–	(0.10)	8.87
R4	7.55	0.19	1.26	1.45	(0.11)	–	–	(0.11)	8.89
R5	7.56	0.20	1.25	1.45	(0.11)	–	–	(0.11)	8.90
Y	7.56	0.21	1.24	1.45	(0.11)	–	–	(0.11)	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	(3.86)	(3.60)	(0.43)	(0.09)	–	(0.52)	7.56
R3	11.67	0.35	(3.99)	(3.64)	(0.39)	(0.09)	–	(0.48)	7.55
R4	11.67	0.37	(3.98)	(3.61)	(0.42)	(0.09)	–	(0.51)	7.55
R5	11.68	0.39	(3.97)	(3.58)	(0.45)	(0.09)	–	(0.54)	7.56
Y	11.68	0.29	(3.86)	(3.57)	(0.46)	(0.09)	–	(0.55)	7.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets(C)	Portfolio Turnover Rate(D)

9.50%	$23,686	0.60%	0.35%	1.11%	86%
9.39	61,748	0.93	0.50	0.86	–
9.70	70,933	0.63	0.20	1.14	–
9.73	14,083	0.33	0.15	1.29	–
9.72	119	0.23	0.15	1.30	–

3.91	22,785	0.63	0.35	1.50	38
3.75	45,045	0.95	0.50	1.26	–
4.07	47,150	0.64	0.20	1.58	–
4.09	13,411	0.34	0.15	1.67	–
4.22	109	0.24	0.15	1.69	–

15.54	23,735	0.65	0.29	1.54	28
15.30	23,842	0.98	0.44	1.30	–
15.68	29,544	0.68	0.14	1.67	–
15.82	11,725	0.38	0.09	1.76	–
15.72	105	0.27	0.07	1.55	–

19.38	18,297	0.75	0.25	2.52	20
19.19	1,151	1.19	0.40	1.57	–
19.53	17,503	0.81	0.10	2.48	–
19.59	9,213	0.51	0.05	2.63	–
19.63	10	0.42	0.05	2.69	–

(32.13)	13,495	0.77	0.48	2.30	51
(32.37)	70	1.21	0.91	1.00	–
(32.18)	8,281	0.83	0.55	1.12	–
(31.98)	6,165	0.53	0.23	0.96	–
(31.89)	9	0.46	0.17	2.74	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2020 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2020 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

20

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2020 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 16.89%.

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The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.60	$1.77	$1,000.00	$1,023.38	$1.78	0.35%	184	366
Class R3	$1,000.00	$1,012.77	$2.53	$1,000.00	$1,022.62	$2.54	0.50	184	366
Class R4	$1,000.00	$1,013.60	$1.01	$1,000.00	$1,024.13	$1.02	0.20	184	366
Class R5	$1,000.00	$1,013.57	$0.76	$1,000.00	$1,024.38	$0.76	0.15	184	366
Class Y	$1,000.00	$1,014.49	$0.76	$1,000.00	$1,024.38	$0.76	0.15	184	366

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The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2020 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR2012 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2025 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Target Retirement 2025 R3	9.35%	11.38%
Target Retirement 2025 R4	9.73%	11.72%
Target Retirement 2025 R5	9.68%	11.76%
Barclays U.S. Aggregate Bond Index	5.25%	7.95%
MSCI All Country World Index	9.17%	11.74%
S&P 500 Index	15.19%	12.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2025 Fund
Manager Discussion (Unaudited)
October 31, 2012

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 9.35% for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.52%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The Fund’s portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 65% equities and 35% fixed income. Within the equity portion of the Fund, an overweight allocation to the U.S., a result of decisions made at the underlying fund level, detracted as U.S. equities underperformed international equities during the period. A modest underweight to fixed income was additive as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed on a relative basis. Strong benchmark-relative performance in the Strategic Income, Alternative Strategies, and World Bond funds more than offset weak benchmark-relative results from the International

3

The Hartford Target Retirement 2025 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

Opportunities, Dividend and Growth, and Small Company funds.

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	9.1
The Hartford Dividend and Growth Fund, Class Y	17.7
The Hartford Emerging Markets Research Fund, Class Y	6.7
The Hartford Global Real Asset Fund, Class Y	4.5
The Hartford Inflation Plus Fund, Class Y	8.5
The Hartford International Opportunities Fund, Class Y	15.4
The Hartford International Small Company Fund, Class Y	5.4
The Hartford MidCap Value Fund, Class Y	3.0
The Hartford Small Company Fund, Class Y	3.0
The Hartford Strategic Income Fund, Class Y	6.6
The Hartford Total Return Bond Fund, Class Y	4.0
The Hartford World Bond Fund, Class Y	6.0
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2025 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 64.8%
191	The Hartford Capital Appreciation Fund, Class Y		$6,808
621	The Hartford Dividend and Growth Fund, Class Y		13,147
590	The Hartford Emerging Markets Research Fund, Class Y		4,987
313	The Hartford Global Real Asset Fund, Class Y		3,354
764	The Hartford International Opportunities Fund, Class Y		11,493
303	The Hartford International Small Company Fund, Class Y		4,046
167	The Hartford MidCap Value Fund, Class Y		2,208
102	The Hartford Small Company Fund, Class Y		2,205
			48,248
	Total equity funds
	(cost $44,310)		$48,248

FIXED INCOME FUNDS - 35.1%
692	The Hartford Alternative Strategies Fund, Class Y		$7,440
496	The Hartford Inflation Plus Fund, Class Y		6,335
509	The Hartford Strategic Income Fund, Class Y		4,957
263	The Hartford Total Return Bond Fund, Class Y		2,972
416	The Hartford World Bond Fund, Class Y		4,485
			26,189
	Total fixed income funds
	(cost $25,365)		$26,189

	Total investments in affiliated investment companies
	(cost $69,675)		$74,437

	Total long-term investments
	(cost $69,675)		$74,437

	Total investments
	(cost $69,675) ▲	99.9%	$74,437
	Other assets and liabilities	0.1%	52
	Total net assets	100.0%	$74,489

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $69,790 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,647
Unrealized Depreciation	—
Net Unrealized Appreciation	$4,647

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$74,437	$74,437	$–	$–
Total	$74,437	$74,437	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $69,675)	$74,437
Receivables:
Investment securities sold	1
Fund shares sold	50
Dividends and interest	35
Other assets	41
Total assets	74,564
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	50
Fund shares redeemed	—
Investment management fees	2
Administrative fees	3
Distribution fees	6
Accrued expenses	12
Total liabilities	75
Net assets	$74,489
Summary of Net Assets:
Capital stock and paid-in-capital	$68,307
Undistributed net investment income	271
Accumulated net realized gain	1,149
Unrealized appreciation of investments	4,762
Net assets	$74,489

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.27
Shares outstanding	2,667
Net assets	$38,052
Class R4: Net asset value per share	$14.36
Shares outstanding	2,424
Net assets	$34,794
Class R5: Net asset value per share	$14.37
Shares outstanding	114
Net assets	$1,643

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$33
Dividends from underlying affiliated funds	747
Total investment income	780

Expenses:
Investment management fees	94
Administrative services fees	110
Transfer agent fees	1
Distribution fees
Class R3	166
Class R4	70
Custodian fees	1
Accounting services fees	7
Registration and filing fees	38
Board of Directors' fees	2
Audit fees	11
Other expenses	15
Total expenses (before waivers)	515
Expense waivers	(296)
Total waivers	(296)
Total expenses, net	219
Net Investment Income	561
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	282
Net realized gain on investments in underlying affiliated funds	998
Net realized gain on investments in securities	49
Net Realized Gain on Investments	1,329
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	3,898
Net unrealized depreciation of investments	(135)
Net Changes in Unrealized Appreciation of Investments	3,763
Net Gain on Investments	5,092
Net Increase in Net Assets Resulting from Operations	$5,653

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$561	$479
Net realized gain on investments	1,329	1,140
Net unrealized appreciation (depreciation) of investments	3,763	(975)
Net Increase In Net Assets Resulting From Operations	5,653	644
Distributions to Shareholders:
From net investment income
Class R3	(352)	(144)
Class R4	(335)	(110)
Class R5	(24)	(20)
Total from net investment income	(711)	(274)
From net realized gain on investments
Class R3	(654)	(135)
Class R4	(513)	(88)
Class R5	(37)	(17)
Total from net realized gain on investments	(1,204)	(240)
Total distributions	(1,915)	(514)
Capital Share Transactions:
Class R3	9,077	12,683
Class R4	11,117	12,332
Class R5	(23)	(339)
Net increase from capital share transactions	20,171	24,676
Net Increase In Net Assets	23,909	24,806
Net Assets:
Beginning of period	50,580	25,774
End of period	$74,489	$50,580
Undistributed (distribution in excess of) net investment income (loss)	$271	$349

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,006	$314
Long-Term Capital Gains ‡	909	200

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$323
Undistributed Long-Term Capital Gain	1,212
Unrealized Appreciation *	4,647
Total Accumulated Earnings	$6,182

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$72
Accumulated Net Realized Gain (Loss)	(72)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	0%
Class R5	59	52

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$73,755
Sales Proceeds Excluding U.S. Government Obligations	54,664

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	987	79	(398)	—	668	1,174	21	(263)	—	932
Amount	$13,520	$1,006	$(5,449)	$—	$9,077	$16,114	$279	$(3,710)	$—	$12,683
Class R4
Shares	1,149	66	(401)	—	814	1,273	15	(408)	—	880
Amount	$15,774	$848	$(5,505)	$—	$11,117	$17,871	$198	$(5,737)	$—	$12,332
Class R5
Shares	13	5	(19)	—	(1)	16	3	(48)	—	(29)
Amount	$181	$61	$(265)	$—	$(23)	$240	$37	$(616)	$—	$(339)
Total
Shares	2,149	150	(818)	—	1,481	2,463	39	(719)	—	1,783
Amount	$29,475	$1,915	$(11,219)	$—	$20,171	$34,225	$514	$(10,063)	$—	$24,676

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

16

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
R3	$13.55	$0.11	$1.10	$1.21	$(0.17)	$(0.32)	$–	$(0.49)	$14.27
R4	13.62	0.15	1.11	1.26	(0.20)	(0.32)	–	(0.52)	14.36
R5	13.64	0.16	1.09	1.25	(0.20)	(0.32)	–	(0.52)	14.37

For the Year Ended October 31, 2011 (E)
R3	13.27	0.15	0.37	0.52	(0.12)	(0.12)	–	(0.24)	13.55
R4	13.32	0.18	0.38	0.56	(0.14)	(0.12)	–	(0.26)	13.62
R5	13.33	0.20	0.37	0.57	(0.14)	(0.12)	–	(0.26)	13.64

For the Year Ended October 31, 2010
R3	11.60	0.09	1.68	1.77	(0.10)	–	–	(0.10)	13.27
R4	11.63	0.12	1.69	1.81	(0.12)	–	–	(0.12)	13.32
R5	11.64	0.16	1.66	1.82	(0.13)	–	–	(0.13)	13.33

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.16	1.56	1.72	(0.12)	–	–	(0.12)	11.60
R4	10.00	0.18	1.57	1.75	(0.12)	–	–	(0.12)	11.63
R5	10.00	0.20	1.56	1.76	(0.12)	–	–	(0.12)	11.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets(C)	Portfolio Turnover Rate(D)

9.35%	$38,052	0.97%	0.49%	0.76%	87%
9.73	34,794	0.67	0.19	1.03	–
9.68	1,643	0.37	0.14	1.18	–

3.92	27,080	1.02	0.50	1.09	46
4.19	21,926	0.72	0.20	1.34	–
4.29	1,574	0.42	0.15	1.47	–

15.36	14,148	1.30	0.43	0.95	26
15.69	9,714	1.01	0.13	1.28	–
15.71	1,912	0.76	0.08	1.35	–

17.44	2,046	2.25	0.42	1.73	12
17.81	2,060	1.94	0.12	1.99	–
17.92	1,381	1.71	0.07	2.09	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2025 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2025 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

20

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2025 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,009.91	$2.53	$1,000.00	$1,022.62	$2.54	0.50%	184	366
Class R4	$1,000.00	$1,011.98	$1.01	$1,000.00	$1,024.13	$1.02	0.20	184	366
Class R5	$1,000.00	$1,011.26	$0.76	$1,000.00	$1,024.38	$0.76	0.15	184	366

25

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2025 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR2512 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2030 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2030 Fund inception 09/30/2005

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	Since Inception
Target Retirement 2030 A#	10.15%	0.33%	3.66%
Target Retirement 2030 A##	4.10%	-0.80%	2.84%
Target Retirement 2030 R3#	9.97%	0.12%	3.50%
Target Retirement 2030 R4#	10.24%	0.43%	3.76%
Target Retirement 2030 R5#	10.38%	0.50%	3.85%
Target Retirement 2030 Y#	10.34%	0.55%	3.91%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.87%
MSCI All Country World Index	9.17%	-2.42%	3.98%
S&P 500 Index	15.19%	0.36%	4.15%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2030 Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 10.15%, before sales charge, for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.62%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 72% equities and 28% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. A modest underweight allocation to equities detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Strategic Income, Alternative Strategies, and World Bond funds more than offset weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Small Company funds.

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers.

3

The Hartford Target Retirement 2030 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	10.4
The Hartford Dividend and Growth Fund, Class Y	20.0
The Hartford Emerging Markets Research Fund, Class Y	7.6
The Hartford Global Real Asset Fund, Class Y	3.2
The Hartford Inflation Plus Fund, Class Y	5.8
The Hartford International Opportunities Fund, Class Y	17.5
The Hartford International Small Company Fund, Class Y	6.1
The Hartford MidCap Value Fund, Class Y	3.4
The Hartford Small Company Fund, Class Y	3.4
The Hartford Strategic Income Fund, Class Y	7.6
The Hartford Total Return Bond Fund, Class Y	2.0
The Hartford World Bond Fund, Class Y	3.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Target Retirement 2030 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 71.6%
514	The Hartford Capital Appreciation Fund, Class Y		$18,286
1,665	The Hartford Dividend and Growth Fund, Class Y		35,268
1,580	The Hartford Emerging Markets Research Fund, Class Y		13,365
519	The Hartford Global Real Asset Fund, Class Y		5,565
2,054	The Hartford International Opportunities Fund, Class Y		30,897
810	The Hartford International Small Company Fund, Class Y		10,805
452	The Hartford MidCap Value Fund, Class Y		5,991
279	The Hartford Small Company Fund, Class Y		6,006
			126,183
	Total equity funds
	(cost $113,930)		$126,183

FIXED INCOME FUNDS - 28.4%
1,639	The Hartford Alternative Strategies Fund, Class Y		$17,616
808	The Hartford Inflation Plus Fund, Class Y		10,306
1,374	The Hartford Strategic Income Fund, Class Y		13,365
311	The Hartford Total Return Bond Fund, Class Y		3,524
490	The Hartford World Bond Fund, Class Y		5,283
			50,094
	Total fixed income funds
	(cost $47,824)		$50,094

	Total investments in affiliated investment companies
	(cost $161,754)		$176,277

	Total long-term investments
	(cost $161,754)		$176,277

	Total investments
	(cost $161,754) ▲	100.0%	$176,277
	Other assets and liabilities	—%	75
	Total net assets	100.0%	$176,352

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $162,303 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,974
Unrealized Depreciation	—
Net Unrealized Appreciation	$13,974

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$176,277	$176,277	$—	$—
Total	$176,277	$176,277	$—	$—

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $161,754)	$176,277
Receivables:
Investment securities sold	74
Fund shares sold	111
Dividends and interest	66
Other assets	52
Total assets	176,580
Liabilities:
Payables:
Investment securities purchased	103
Fund shares redeemed	82
Investment management fees	6
Administrative fees	6
Distribution fees	12
Accrued expenses	19
Total liabilities	228
Net assets	$176,352
Summary of Net Assets:
Capital stock and paid-in-capital	$156,454
Undistributed net investment income	616
Accumulated net realized gain	4,759
Unrealized appreciation of investments	14,523
Net assets	$176,352

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.09/$10.68
Shares outstanding	2,404
Net assets	$24,249
Class R3: Net asset value per share	$9.96
Shares outstanding	6,490
Net assets	$64,641
Class R4: Net asset value per share	$10.07
Shares outstanding	7,555
Net assets	$76,109
Class R5: Net asset value per share	$10.10
Shares outstanding	1,108
Net assets	$11,192
Class Y: Net asset value per share	$10.12
Shares outstanding	16
Net assets	$161

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$55
Dividends from underlying affiliated funds	1,887
Total investment income	1,942

Expenses:
Investment management fees	239
Administrative services fees	227
Transfer agent fees	46
Distribution fees
Class A	60
Class R3	291
Class R4	166
Custodian fees	1
Accounting services fees	19
Registration and filing fees	66
Board of Directors' fees	4
Audit fees	11
Other expenses	25
Total expenses (before waivers and fees paid indirectly)	1,155
Expense waivers	(679)
Commission recapture	—
Total waivers and fees paid indirectly	(679)
Total expenses, net	476
Net Investment Income	1,466
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	852
Net realized gain on investments in underlying affiliated funds	5,964
Net realized gain on investments in securities	224
Net Realized Gain on Investments	7,040
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	7,485
Net unrealized depreciation of investments	(517)
Net Changes in Unrealized Appreciation of Investments	6,968
Net Gain on Investments	14,008
Net Increase in Net Assets Resulting from Operations	$15,474

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,466	$1,242
Net realized gain on investments	7,040	694
Net unrealized appreciation of investments	6,968	383
Net Increase In Net Assets Resulting From Operations	15,474	2,319
Distributions to Shareholders:
From net investment income
Class A	(288)	(198)
Class R3	(595)	(240)
Class R4	(816)	(440)
Class R5	(154)	(99)
Class Y	(2)	(2)
Total distributions	(1,855)	(979)
Capital Share Transactions:
Class A	310	396
Class R3	12,325	27,269
Class R4	15,616	17,950
Class R5	61	1,294
Class Y	2	2
Net increase from capital share transactions	28,314	46,911
Net Increase In Net Assets	41,933	48,251
Net Assets:
Beginning of period	134,419	86,168
End of period	$176,352	$134,419
Undistributed (distribution in excess of) net investment income (loss)	$616	$875

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,855	$979

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$616
Undistributed Long-Term Capital Gain	5,308
Unrealized Appreciation *	13,974
Total Accumulated Earnings	$19,898

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$130
Accumulated Net Realized Gain (Loss)	(130)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $1,534 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.32%
Class R3	0.47
Class R4	0.17
Class R5	0.12
Class Y	0.12

e)	Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $74 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $9.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the

15

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class Y	16	100%

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$161,601
Sales Proceeds Excluding U.S. Government Obligations	132,816

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	548	31	(535)	—	44	610	21	(589)	—	42
Amount	$5,254	$286	$(5,230)	$—	$310	$5,821	$198	$(5,623)	$—	$396
Class R3
Shares	2,293	66	(1,052)	—	1,307	3,390	26	(513)	—	2,903
Amount	$21,887	$595	$(10,157)	$—	$12,325	$31,878	$240	$(4,849)	$—	$27,269
Class R4
Shares	2,506	90	(939)	—	1,657	2,261	47	(422)	—	1,886
Amount	$23,926	$816	$(9,126)	$—	$15,616	$21,364	$440	$(3,854)	$—	$17,950
Class R5
Shares	246	16	(253)	—	9	295	10	(167)	—	138
Amount	$2,366	$154	$(2,459)	$—	$61	$2,801	$99	$(1,606)	$—	$1,294
Class Y
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$2	$—	$—	$2	$—	$2	$—	$—	$2
Total
Shares	5,593	203	(2,779)	—	3,017	6,556	104	(1,691)	—	4,969
Amount	$53,433	$1,853	$(26,972)	$—	$28,314	$61,864	$979	$(15,932)	$—	$46,911

16

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2030 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (F)
A	$9.28	$0.09	$0.84	$0.93	$(0.12)	$–	$–	$(0.12)	$10.09
R3	9.17	0.07	0.83	0.90	(0.11)	–	–	(0.11)	9.96
R4	9.27	0.10	0.83	0.93	(0.13)	–	–	(0.13)	10.07
R5	9.29	0.11	0.84	0.95	(0.14)	–	–	(0.14)	10.10
Y	9.31	0.11	0.84	0.95	(0.14)	–	–	(0.14)	10.12

For the Year Ended October 31, 2011 (F)
A	9.01	0.10	0.25	0.35	(0.08)	–	–	(0.08)	9.28
R3	8.92	0.08	0.26	0.34	(0.09)	–	–	(0.09)	9.17
R4	9.00	0.11	0.26	0.37	(0.10)	–	–	(0.10)	9.27
R5	9.02	0.12	0.25	0.37	(0.10)	–	–	(0.10)	9.29
Y	9.04	0.12	0.25	0.37	(0.10)	–	–	(0.10)	9.31

For the Year Ended October 31, 2010 (F)
A	7.84	0.09	1.16	1.25	(0.08)	–	–	(0.08)	9.01
R3	7.77	0.08	1.15	1.23	(0.08)	–	–	(0.08)	8.92
R4	7.83	0.10	1.16	1.26	(0.09)	–	–	(0.09)	9.00
R5	7.84	0.11	1.16	1.27	(0.09)	–	–	(0.09)	9.02
Y	7.86	0.12	1.15	1.27	(0.09)	–	–	(0.09)	9.04

For the Year Ended October 31, 2009 (F)
A(G)	6.80	0.12	1.04	1.16	(0.12)	–	–	(0.12)	7.84
R3	6.77	0.10	1.04	1.14	(0.14)	–	–	(0.14)	7.77
R4	6.78	0.12	1.05	1.17	(0.12)	–	–	(0.12)	7.83
R5	6.80	0.13	1.04	1.17	(0.13)	–	–	(0.13)	7.84
Y	6.82	0.14	1.04	1.18	(0.14)	–	–	(0.14)	7.86

For the Year Ended October 31, 2008 (F)
A	10.92	0.13	(3.78)	(3.65)	(0.37)	(0.10)	–	(0.47)	6.80
R3	10.88	(0.01)	(3.68)	(3.69)	(0.32)	(0.10)	–	(0.42)	6.77
R4	10.91	0.02	(3.67)	(3.65)	(0.38)	(0.10)	–	(0.48)	6.78
R5	10.93	0.03	(3.68)	(3.65)	(0.38)	(0.10)	–	(0.48)	6.80
Y	10.95	0.18	(3.82)	(3.64)	(0.39)	(0.10)	–	(0.49)	6.82

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)	Classes B and C were merged into Class A on July 24, 2009.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)	Portfolio Turnover Rate(E)

10.15%	$24,249	0.66%	0.32%	0.94%	83%
9.97	64,641	0.93	0.47	0.73	–
10.24	76,109	0.63	0.17	1.04	–
10.38	11,192	0.33	0.12	1.15	–
10.34	161	0.23	0.12	1.15	–

3.91	21,889	0.71	0.33	1.03	34
3.75	47,518	0.95	0.48	0.84	–
4.06	54,660	0.64	0.18	1.16	–
4.09	10,206	0.34	0.13	1.23	–
4.08	146	0.24	0.13	1.24	–

16.03	20,891	0.73	0.27	1.09	23
15.88	20,350	0.99	0.42	0.97	–
16.21	36,119	0.68	0.12	1.24	–
16.35	8,668	0.39	0.07	1.30	–
16.31	140	0.28	0.07	1.39	–

17.45	17,090	0.81	0.24	1.80	16
17.37	3,209	1.15	0.39	1.42	–
17.66	19,940	0.82	0.09	1.79	–
17.68	6,082	0.52	0.04	1.90	–
17.83	29	0.43	0.04	2.08	–

(34.83)	12,679	0.86	0.51	1.43	35
(35.18)	1,070	1.25	0.86	(0.10)	–
(34.87)	7,578	0.89	0.54	0.17	–
(34.82)	2,530	0.58	0.22	0.33	–
(34.69)	25	0.54	0.19	1.89	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2030 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2030 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

20

The Hartford Target Retirement 2030 Fund
Directors and officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2030 Fund
Directors and officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2030 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 13.24%.

24

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.04	$1.62	$1,000.00	$1,023.53	$1.63	0.32%	184	366
Class R3	$1,000.00	$1,011.17	$2.38	$1,000.00	$1,022.77	$2.39	0.47	184	366
Class R4	$1,000.00	$1,012.06	$0.86	$1,000.00	$1,024.28	$0.87	0.17	184	366
Class R5	$1,000.00	$1,013.04	$0.61	$1,000.00	$1,024.53	$0.61	0.12	184	366
Class Y	$1,000.00	$1,012.00	$0.61	$1,000.00	$1,024.53	$0.61	0.12	184	366

25

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2030 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR3012 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2035 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Target Retirement 2035 R3	10.93%	12.20%
Target Retirement 2035 R4	11.31%	12.54%
Target Retirement 2035 R5	11.34%	12.58%
Barclays U.S. Aggregate Bond Index	5.25%	7.95%
MSCI All Country World Index	9.17%	11.74%
S&P 500 Index	15.19%	12.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2035 Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 10.93% for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, was 10.18%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 78% equities and 22% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. A modest underweight allocation to equities detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Strategic Income, Alternative Strategies, and International Small Company funds more than offset weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Small Company funds.

3

The Hartford Target Retirement 2035 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.4
The Hartford Emerging Markets Research Fund, Class Y	8.5
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	3.2
The Hartford International Opportunities Fund, Class Y	19.6
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2035 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 78.2%
168	The Hartford Capital Appreciation Fund, Class Y		$5,992
546	The Hartford Dividend and Growth Fund, Class Y		11,572
518	The Hartford Emerging Markets Research Fund, Class Y		4,381
83	The Hartford Global Real Asset Fund, Class Y		894
673	The Hartford International Opportunities Fund, Class Y		10,115
266	The Hartford International Small Company Fund, Class Y		3,549
148	The Hartford MidCap Value Fund, Class Y		1,964
91	The Hartford Small Company Fund, Class Y		1,957
			40,424
	Total equity funds
	(cost $36,882)		$40,424

FIXED INCOME FUNDS - 21.7%
480	The Hartford Alternative Strategies Fund, Class Y		$5,159
132	The Hartford Inflation Plus Fund, Class Y		1,686
450	The Hartford Strategic Income Fund, Class Y		4,382
			11,227
	Total fixed income funds
	(cost $10,731)		$11,227

	Total investments in affiliated investment companies
	(cost $47,613)		$51,651

	Total long-term investments
	(cost $47,613)		$51,651

	Total investments
	(cost $47,613) ▲	99.9%	$51,651
	Other assets and liabilities	0.1%	30
	Total net assets	100.0%	$51,681

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $47,698 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,953
Unrealized Depreciation	—
Net Unrealized Appreciation	$3,953

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$51,651	$51,651	$–	$–
Total	$51,651	$51,651	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $47,613)	$51,651
Receivables:
Investment securities sold	6
Fund shares sold	33
Dividends and interest	14
Other assets	37
Total assets	51,741
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	33
Fund shares redeemed	4
Investment management fees	2
Administrative fees	2
Distribution fees	4
Accrued expenses	13
Total liabilities	60
Net assets	$51,681
Summary of Net Assets:
Capital stock and paid-in-capital	$46,959
Undistributed net investment income	137
Accumulated net realized gain	547
Unrealized appreciation of investments	4,038
Net assets	$51,681

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.47
Shares outstanding	2,138
Net assets	$30,934
Class R4: Net asset value per share	$14.56
Shares outstanding	1,340
Net assets	$19,507
Class R5: Net asset value per share	$14.57
Shares outstanding	85
Net assets	$1,240

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$17
Dividends from underlying affiliated funds	454
Total investment income	471

Expenses:
Investment management fees	64
Administrative services fees	76
Transfer agent fees	1
Distribution fees
Class R3	132
Class R4	37
Custodian fees	1
Accounting services fees	5
Registration and filing fees	38
Board of Directors' fees	2
Audit fees	10
Other expenses	14
Total expenses (before waivers)	380
Expense waivers	(233)
Total waivers	(233)
Total expenses, net	147
Net Investment Income	324
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	196
Net realized gain on investments in underlying affiliated funds	512
Net realized loss on investments in securities	(47)
Net Realized Gain on Investments	661
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	3,418
Net unrealized depreciation of investments	(54)
Net Changes in Unrealized Appreciation of Investments	3,364
Net Gain on Investments	4,025
Net Increase in Net Assets Resulting from Operations	$4,349

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$324	$244
Net realized gain on investments	661	1,041
Net unrealized appreciation (depreciation) of investments	3,364	(899)
Net Increase In Net Assets Resulting From Operations	4,349	386
Distributions to Shareholders:
From net investment income
Class R3	(221)	(87)
Class R4	(135)	(53)
Class R5	(14)	(13)
Total from net investment income	(370)	(153)
From net realized gain on investments
Class R3	(732)	(156)
Class R4	(340)	(90)
Class R5	(38)	(22)
Total from net realized gain on investments	(1,110)	(268)
Total distributions	(1,480)	(421)
Capital Share Transactions:
Class R3	9,229	10,393
Class R4	8,915	4,100
Class R5	103	(310)
Net increase from capital share transactions	18,247	14,183
Net Increase In Net Assets	21,116	14,148
Net Assets:
Beginning of period	30,565	16,417
End of period	$51,681	$30,565
Undistributed (distribution in excess of) net investment income (loss)	$137	$163

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$600	$153
Long-Term Capital Gains ‡	880	268

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$137
Undistributed Long-Term Capital Gain	632
Unrealized Appreciation *	3,953
Total Accumulated Earnings	$4,722

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$20
Accumulated Net Realized Gain (Loss)	(20)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	1%
Class R5	60	71

15

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$57,323
Sales Proceeds Excluding U.S. Government Obligations	40,031

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	874	75	(270)	—	679	1,057	18	(320)	—	755
Amount	$12,025	$953	$(3,749)	$—	$9,229	$14,681	$243	$(4,531)	$—	$10,393
Class R4
Shares	843	37	(230)	—	650	570	10	(302)	—	278
Amount	$11,663	$475	$(3,223)	$—	$8,915	$8,127	$143	$(4,170)	$—	$4,100
Class R5
Shares	9	4	(5)	—	8	13	3	(43)	—	(27)
Amount	$117	$52	$(66)	$—	$103	$191	$35	$(536)	$—	$(310)
Total
Shares	1,726	116	(505)	—	1,337	1,640	31	(665)	—	1,006
Amount	$23,805	$1,480	$(7,038)	$—	$18,247	$22,999	$421	$(9,237)	$—	$14,183

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

16

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2035 Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
R3	$13.70	$0.10	$1.30	$1.40	$(0.14)	$(0.49)	$–	$(0.63)	$14.47
R4	13.77	0.13	1.32	1.45	(0.17)	(0.49)	–	(0.66)	14.56
R5	13.78	0.14	1.32	1.46	(0.18)	(0.49)	–	(0.67)	14.57

For the Year Ended October 31, 2011 (E)
R3	13.44	0.11	0.46	0.57	(0.10)	(0.21)	–	(0.31)	13.70
R4	13.49	0.15	0.46	0.61	(0.12)	(0.21)	–	(0.33)	13.77
R5	13.49	0.17	0.45	0.62	(0.12)	(0.21)	–	(0.33)	13.78

For the Year Ended October 31, 2010
R3	11.63	0.08	1.82	1.90	(0.09)	–	–	(0.09)	13.44
R4	11.66	0.12	1.82	1.94	(0.11)	–	–	(0.11)	13.49
R5	11.66	0.14	1.81	1.95	(0.12)	–	–	(0.12)	13.49

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	1.59	1.74	(0.11)	–	–	(0.11)	11.63
R4	10.00	0.17	1.61	1.78	(0.12)	–	–	(0.12)	11.66
R5	10.00	0.18	1.60	1.78	(0.12)	–	–	(0.12)	11.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets(C)	Portfolio Turnover Rate(D)

10.93%	$30,934	1.01%	0.46%	0.67%	95%
11.31	19,507	0.71	0.16	0.90	–
11.34	1,240	0.43	0.11	1.11	–

4.29	19,991	1.10	0.45	0.82	54
4.55	9,508	0.80	0.15	1.09	–
4.66	1,066	0.50	0.10	1.17	–

16.38	9,464	1.44	0.39	0.75	30
16.74	5,550	1.16	0.09	1.02	–
16.78	1,403	0.89	0.04	1.12	–

17.72	1,508	2.35	0.37	1.50	15
18.09	1,777	2.03	0.07	1.75	–
18.10	1,198	1.77	0.02	1.84	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2035 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2035 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

20

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2035 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 Through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,012.60	$2.38	$1,000.00	$1,022.77	$2.39	0.47%	184	366
Class R4	$1,000.00	$1,014.63	$0.86	$1,000.00	$1,024.28	$0.87	0.17	184	366
Class R5	$1,000.00	$1,014.62	$0.61	$1,000.00	$1,024.53	$0.61	0.12	184	366

25

The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2035 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR3512 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2040 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2040 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Target Retirement 2040 R3	10.44%	12.00%
Target Retirement 2040 R4	10.81%	12.35%
Target Retirement 2040 R5	10.84%	12.39%
Barclays U.S. Aggregate Bond Index	5.25%	7.95%
MSCI All Country World Index	9.17%	11.74%
S&P 500 Index	15.19%	12.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2040 Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2040 Fund returned 10.44% for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, was 10.16%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 78% equities and 22% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. A modest underweight allocation to equities and overweight to fixed income detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Strategic Income, Alternative Strategies, and International Small Company funds more than offset weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Small Company funds.

3

The Hartford Target Retirement 2040 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.3
The Hartford Emerging Markets Research Fund, Class Y	8.5
The Hartford Global Real Asset Fund, Class Y	1.8
The Hartford Inflation Plus Fund, Class Y	3.2
The Hartford International Opportunities Fund, Class Y	19.6
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2040 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 78.2%
210	The Hartford Capital Appreciation Fund, Class Y		$7,473
678	The Hartford Dividend and Growth Fund, Class Y		14,357
645	The Hartford Emerging Markets Research Fund, Class Y		5,457
105	The Hartford Global Real Asset Fund, Class Y		1,124
836	The Hartford International Opportunities Fund, Class Y		12,568
330	The Hartford International Small Company Fund, Class Y		4,396
184	The Hartford MidCap Value Fund, Class Y		2,435
113	The Hartford Small Company Fund, Class Y		2,441
			50,251
	Total equity funds
	(cost $45,973)		$50,251

FIXED INCOME FUNDS - 21.7%
597	The Hartford Alternative Strategies Fund, Class Y		$6,422
165	The Hartford Inflation Plus Fund, Class Y		2,101
561	The Hartford Strategic Income Fund, Class Y		5,462
			13,985
	Total fixed income funds
	(cost $13,470)		$13,985

	Total investments in affiliated investment companies
	(cost $59,443)		$64,236

	Total long-term investments
	(cost $59,443)		$64,236

	Total investments
	(cost $59,443) ▲	99.9%	$64,236
	Other assets and liabilities	0.1%	41
	Total net assets	100.0%	$64,277

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $59,628 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,608
Unrealized Depreciation	—
Net Unrealized Appreciation	$4,608

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$64,236	$64,236	$–	$–
Total	$64,236	$64,236	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $59,443)	$64,236
Receivables:
Investment securities sold	25
Fund shares sold	41
Dividends and interest	18
Other assets	39
Total assets	64,359
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	35
Fund shares redeemed	24
Investment management fees	2
Administrative fees	2
Distribution fees	5
Accrued expenses	12
Total liabilities	82
Net assets	$64,277
Summary of Net Assets:
Capital stock and paid-in-capital	$58,766
Undistributed net investment income	144
Accumulated net realized gain	574
Unrealized appreciation of investments	4,793
Net assets	$64,277

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.62
Shares outstanding	2,325
Net assets	$33,996
Class R4: Net asset value per share	$14.71
Shares outstanding	1,949
Net assets	$28,670
Class R5: Net asset value per share	$14.72
Shares outstanding	109
Net assets	$1,611

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$18
Dividends from underlying affiliated funds	549
Total investment income	567

Expenses:
Investment management fees	81
Administrative services fees	97
Transfer agent fees	1
Distribution fees
Class R3	160
Class R4	52
Custodian fees	1
Accounting services fees	6
Registration and filing fees	39
Board of Directors' fees	2
Audit fees	10
Other expenses	14
Total expenses (before waivers and fees paid indirectly)	463
Expense waivers	(287)
Commission recapture	—
Total waivers and fees paid indirectly	(287)
Total expenses, net	176
Net Investment Income	391
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	315
Net realized gain on investments in underlying affiliated funds	648
Net realized loss on investments in securities	(285)
Net Realized Gain on Investments	678
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	4,242
Net unrealized appreciation of investments	50
Net Changes in Unrealized Appreciation of Investments	4,292
Net Gain on Investments	4,970
Net Increase in Net Assets Resulting from Operations	$5,361

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$391	$261
Net realized gain on investments	678	962
Net unrealized appreciation (depreciation) of investments	4,292	(1,174)
Net Increase In Net Assets Resulting From Operations	5,361	49
Distributions to Shareholders:
From net investment income
Class R3	(273)	(79)
Class R4	(163)	(48)
Class R5	(17)	(15)
Total from net investment income	(453)	(142)
From net realized gain on investments
Class R3	(679)	(116)
Class R4	(308)	(58)
Class R5	(35)	(20)
Total from net realized gain on investments	(1,022)	(194)
Total distributions	(1,475)	(336)
Capital Share Transactions:
Class R3	5,784	16,483
Class R4	15,120	7,198
Class R5	175	(528)
Net increase from capital share transactions	21,079	23,153
Net Increase In Net Assets	24,965	22,866
Net Assets:
Beginning of period	39,312	16,446
End of period	$64,277	$39,312
Undistributed (distribution in excess of) net investment income (loss)	$144	$182

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$805	$142
Long-Term Capital Gains ‡	670	194

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$298
Undistributed Long-Term Capital Gain	605
Unrealized Appreciation *	4,608
Total Accumulated Earnings	$5,511

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$24
Accumulated Net Realized Gain (Loss)	(24)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class R3	0.45%
Class R4	0.15
Class R5	0.10

e)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	9	0%
Class R5	58	53

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$73,473
Sales Proceeds Excluding U.S. Government Obligations	53,165

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	924	74	(579)	—	419	1,408	15	(248)	—	1,175
Amount	$12,969	$952	$(8,137)	$—	$5,784	$19,879	$195	$(3,591)	$—	$16,483
Class R4
Shares	1,264	36	(204)	—	1,096	664	8	(169)	—	503
Amount	$17,592	$471	$(2,943)	$—	$15,120	$9,524	$106	$(2,432)	$—	$7,198
Class R5
Shares	16	4	(8)	—	12	23	2	(66)	—	(41)
Amount	$238	$52	$(115)	$—	$175	$316	$35	$(879)	$—	$(528)
Total
Shares	2,204	114	(791)	—	1,527	2,095	25	(483)	—	1,637
Amount	$30,799	$1,475	$(11,195)	$—	$21,079	$29,719	$336	$(6,902)	$—	$23,153

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

16

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2040 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
R3	$13.75	$0.10	$1.26	$1.36	$(0.13)	$(0.36)	$–	$(0.49)	$14.62
R4	13.82	0.13	1.29	1.42	(0.17)	(0.36)	–	(0.53)	14.71
R5	13.83	0.14	1.28	1.42	(0.17)	(0.36)	–	(0.53)	14.72

For the Year Ended October 31, 2011 (F)
R3	13.48	0.10	0.41	0.51	(0.09)	(0.15)	–	(0.24)	13.75
R4	13.52	0.14	0.42	0.56	(0.11)	(0.15)	–	(0.26)	13.82
R5	13.53	0.16	0.40	0.56	(0.11)	(0.15)	–	(0.26)	13.83

For the Year Ended October 31, 2010
R3	11.59	0.06	1.91	1.97	(0.08)	–	–	(0.08)	13.48
R4	11.62	0.11	1.90	2.01	(0.11)	–	–	(0.11)	13.52
R5	11.63	0.12	1.89	2.01	(0.11)	–	–	(0.11)	13.53

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	1.55	1.70	(0.11)	–	–	(0.11)	11.59
R4	10.00	0.17	1.57	1.74	(0.12)	–	–	(0.12)	11.62
R5	10.00	0.18	1.57	1.75	(0.12)	–	–	(0.12)	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Ratios do not include expenses of the Underlying Funds.
(E)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(F)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C),(D)	Ratio of Net Investment Income to Average Net Assets(D)	Portfolio Turnover Rate(E)

10.44%	$33,996	0.99%	0.45%	0.65%	99%
10.81	28,670	0.68	0.15	0.81	–
10.84	1,611	0.40	0.10	1.06	–

3.78	26,194	1.06	0.44	0.73	41
4.12	11,782	0.76	0.14	1.01	–
4.15	1,336	0.47	0.09	1.12	–

17.06	9,856	1.45	0.38	0.64	24
17.35	4,727	1.18	0.08	0.93	–
17.36	1,863	0.91	0.03	1.00	–

17.34	1,301	2.41	0.35	1.48	15
17.70	1,629	2.10	0.05	1.79	–
17.81	1,321	1.81	–	1.83	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2040 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2040 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

20

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2040 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,005.50	$2.32	$1,000.00	$1,022.82	$2.34	0.46%	184	366
Class R4	$1,000.00	$1,006.84	$0.81	$1,000.00	$1,024.33	$0.81	0.16	184	366
Class R5	$1,000.00	$1,006.84	$0.55	$1,000.00	$1,024.58	$0.56	0.11	184	366

25

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2040 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR4012 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2045 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2045 Fund inception 10/31/2008

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Target Retirement 2045 R3	10.14%	11.92%
Target Retirement 2045 R4	10.53%	12.26%
Target Retirement 2045 R5	10.56%	12.31%
Barclays U.S. Aggregate Bond Index	5.25%	7.95%
MSCI All Country World Index	9.17%	11.74%
S&P 500 Index	15.19%	12.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2045 Fund

Manager Discussion

October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 10.14%, before sales charge, for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund, was 10.38%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 78% equities and 22% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. A modest underweight allocation to equities and overweight to fixed income detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Strategic Income, Alternative Strategies, and International Small Company funds more than offset weak benchmark-relative results from the International Opportunities, Dividend and Growth, and Small Company funds.

3

The Hartford Target Retirement 2045 Fund

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments

as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.1%
The Hartford Capital Appreciation Fund, Class Y	11.6
The Hartford Dividend and Growth Fund, Class Y	22.4
The Hartford Emerging Markets Research Fund, Class Y	8.4
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	3.2
The Hartford International Opportunities Fund, Class Y	19.6
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2045 Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 78.1%
84	The Hartford Capital Appreciation Fund, Class Y	$2,980
272	The Hartford Dividend and Growth Fund, Class Y	5,758
256	The Hartford Emerging Markets Research Fund, Class Y	2,170
41	The Hartford Global Real Asset Fund, Class Y	445
334	The Hartford International Opportunities Fund, Class Y	5,028
131	The Hartford International Small Company Fund, Class Y	1,749
73	The Hartford MidCap Value Fund, Class Y	971
45	The Hartford Small Company Fund, Class Y	964
		20,065
	Total equity funds
	(cost $18,339)	$20,065

FIXED INCOME FUNDS - 21.8%
241	The Hartford Alternative Strategies Fund, Class Y		$2,593
66	The Hartford Inflation Plus Fund, Class Y		839
225	The Hartford Strategic Income Fund, Class Y		2,185
			5,617
	Total fixed income funds
	(cost $5,392)		$5,617

	Total investments in affiliated investment companies
	(cost $23,731)		$25,682

	Total long-term investments
	(cost $23,731)		$25,682

	Total investments
	(cost $23,731) ▲	99.9%	$25,682
	Other assets and liabilities	0.1%	23
	Total net assets	100.0%	$25,705

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $23,796 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,886
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,886

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$25,682	$25,682	$–	$–
Total	$25,682	$25,682	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $23,731)	$25,682
Receivables:
Investment securities sold	3
Fund shares sold	19
Dividends and interest	7
Other assets	31
Total assets	25,742
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	19
Fund shares redeemed	2
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	10
Total liabilities	37
Net assets	$25,705
Summary of Net Assets:
Capital stock and paid-in-capital	$23,540
Undistributed net investment income	43
Accumulated net realized gain	171
Unrealized appreciation of investments	1,951
Net assets	$25,705

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.09
Shares outstanding	924
Net assets	$13,020
Class R4: Net asset value per share	$14.17
Shares outstanding	824
Net assets	$11,680
Class R5: Net asset value per share	$14.18
Shares outstanding	71
Net assets	$1,005

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$10
Dividends from underlying affiliated funds	194
Total investment income	204

Expenses:
Investment management fees	31
Administrative services fees	36
Transfer agent fees	—
Distribution fees
Class R3	55
Class R4	21
Custodian fees	1
Accounting services fees	2
Registration and filing fees	37
Board of Directors' fees	1
Audit fees	10
Other expenses	9
Total expenses (before waivers)	203
Expense waivers	(132)
Total waivers	(132)
Total expenses, net	71
Net Investment Income	133
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	65
Net realized gain on investments in underlying affiliated funds	225
Net realized loss on investments in securities	(63)
Net Realized Gain on Investments	227
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,577
Net unrealized depreciation of investments	(9)
Net Changes in Unrealized Appreciation of Investments	1,568
Net Gain on Investments	1,795
Net Increase in Net Assets Resulting from Operations	$1,928

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$133	$80
Net realized gain on investments	227	805
Net unrealized appreciation (depreciation) of investments	1,568	(813)
Net Increase In Net Assets Resulting From Operations	1,928	72
Distributions to Shareholders:
From net investment income
Class R3	(73)	(27)
Class R4	(58)	(21)
Class R5	(10)	(11)
Total from net investment income	(141)	(59)
From net realized gain on investments
Class R3	(500)	(66)
Class R4	(295)	(37)
Class R5	(53)	(21)
Total from net realized gain on investments	(848)	(124)
Total distributions	(989)	(183)
Capital Share Transactions:
Class R3	4,069	4,479
Class R4	6,202	2,813
Class R5	52	(426)
Net increase from capital share transactions	10,323	6,866
Net Increase In Net Assets	11,262	6,755
Net Assets:
Beginning of period	14,443	7,688
End of period	$25,705	$14,443
Undistributed (distribution in excess of) net investment income (loss)	$43	$44

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

11

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements — (continued)

October 31, 2012

(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$216	$60
Long-Term Capital Gains ‡	773	123

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$43
Undistributed Long-Term Capital Gain	236
Unrealized Appreciation *	1,886
Total Accumulated Earnings	$2,165

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$7
Accumulated Net Realized Gain (Loss)	(7)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements — (continued)

October 31, 2012

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	9	1%
Class R4	30	4
Class R5	60	85

15

The Hartford Target Retirement 2045 Fund

Notes to Financial Statements — (continued)

October 31, 2012

(000’s Omitted)

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$27,548
Sales Proceeds Excluding U.S. Government Obligations	18,016

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	336	47	(77)	—	306	459	7	(139)	—	327
Amount	$4,541	$573	$(1,045)	$—	$4,069	$6,478	$93	$(2,092)	$—	$4,479
Class R4
Shares	578	28	(148)	—	458	293	4	(109)	—	188
Amount	$7,836	$353	$(1,987)	$—	$6,202	$4,190	$58	$(1,435)	$—	$2,813
Class R5
Shares	4	5	(4)	—	5	4	2	(41)	—	(35)
Amount	$48	$63	$(59)	$—	$52	$56	$32	$(514)	$—	$(426)
Total
Shares	918	80	(229)	—	769	756	13	(289)	—	480
Amount	$12,425	$989	$(3,091)	$—	$10,323	$10,724	$183	$(4,041)	$—	$6,866

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

16

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2045 Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
R3	$13.73	$0.07	$1.18	$1.25	$(0.10)	$(0.79)	$–	$(0.89)	$14.09
R4	13.79	0.10	1.21	1.31	(0.14)	(0.79)	–	(0.93)	14.17
R5	13.80	0.13	1.18	1.31	(0.14)	(0.79)	–	(0.93)	14.18

For the Year Ended October 31, 2011 (E)
R3	13.47	0.07	0.47	0.54	(0.08)	(0.20)	–	(0.28)	13.73
R4	13.51	0.11	0.47	0.58	(0.10)	(0.20)	–	(0.30)	13.79
R5	13.51	0.12	0.48	0.60	(0.11)	(0.20)	–	(0.31)	13.80

For the Year Ended October 31, 2010
R3	11.59	0.06	1.88	1.94	(0.06)	–	–	(0.06)	13.47
R4	11.62	0.10	1.88	1.98	(0.09)	–	–	(0.09)	13.51
R5	11.62	0.11	1.87	1.98	(0.09)	–	–	(0.09)	13.51

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	1.58	1.70	(0.11)	–	–	(0.11)	11.59
R4	10.00	0.15	1.58	1.73	(0.11)	–	–	(0.11)	11.62
R5	10.00	0.15	1.58	1.73	(0.11)	–	–	(0.11)	11.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets(C)	Portfolio Turnover Rate(D)

10.14%	$13,020	1.15%	0.49%	0.54%	89%
10.53	11,680	0.84	0.19	0.75	–
10.56	1,005	0.56	0.14	0.96	–

4.03	8,477	1.33	0.48	0.50	50
4.33	5,048	1.03	0.18	0.81	–
4.44	918	0.73	0.13	0.86	–

16.79	3,918	1.77	0.42	0.47	19
17.09	2,399	1.48	0.12	0.76	–
17.14	1,371	1.18	0.07	0.84	–

17.28	1,380	2.40	0.39	1.21	7
17.65	1,499	2.08	0.09	1.49	–
17.65	1,190	1.82	0.04	1.54	–

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2045 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2045 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

20

The Hartford Target Retirement 2045 Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2045 Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2045 Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2045 Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,002.13	$2.57	$1,000.00	$1,022.57	$2.59	0.51%	184	366
Class R4	$1,000.00	$1,004.25	$1.01	$1,000.00	$1,024.13	$1.02	0.20	184	366
Class R5	$1,000.00	$1,004.25	$0.81	$1,000.00	$1,024.33	$0.81	0.16	184	366

25

The Hartford Target Retirement 2045 Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2045 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2045 Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR4512 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Target Retirement 2050 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class R3. Growth results in Classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
Target Retirement 2050 R3	10.33%	11.74%
Target Retirement 2050 R4	10.62%	12.08%
Target Retirement 2050 R5	10.66%	12.13%
Barclays U.S. Aggregate Bond Index	5.25%	7.95%
MSCI All Country World Index	9.17%	11.74%
S&P 500 Index	15.19%	12.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The Fund changed its benchmark from the S&P 500 Index to the MSCI All Country World Index. The Fund’s investment manager believes that the MSCI All Country World Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2050 Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2050 Fund returned 10.33% for the twelve-month period ended October 31, 2012. In comparison, its benchmarks, the MSCI All Country World Index, the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, returned 9.17%, 5.25%, and 15.19%, respectively, while the average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund, was 10.33%.

Why did the Fund perform this way?

Global equities moved higher in the twelve months ended October 31, 2012, in part due to central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings and strength in the U.S. housing market. Equities retreated from their mid-September highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax rate cuts combined with forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Fixed income markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter of 2012 amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the ECB and Fed - responded with bold policy moves. ECB President Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

There are two main drivers of benchmark-relative fund performance: the asset allocation among various asset classes and the performance of the underlying funds. Value added from Asset Allocation includes the value added by both the Fund’s strategic asset allocation across a diverse set of asset classes and how those allocations are implemented within the asset classes. With regard to Asset Allocation, the stock / bond mix of the Fund was approximately 78% equities and 22% fixed income. Performance of the underlying funds measures the results of the underlying funds versus their respective benchmarks. The portfolio managers have control over the selection of the underlying funds.

In aggregate, asset allocation detracted from relative performance. A modest underweight allocation to equities and overweight to fixed income detracted as equities outperformed fixed income during the period.

Beyond asset class decisions, we seek to add value by selecting the underlying funds that we believe will most efficiently deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe using both quantitative and qualitative criteria.

In aggregate, performance from the underlying funds (net of fees) contributed positively on a relative basis. Strong benchmark-relative performance in the Strategic Income, Alternative Strategies, and International Small Company funds more than offset weak benchmark-relative results from

3

The Hartford Target Retirement 2050 Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

the International Opportunities, Dividend and Growth, and Small Company funds.

What is the outlook?

As year end approaches, markets remain focused on Europe, the U.S. “fiscal cliff,” and the actions of global policymakers. While challenges remain, risk assets are being re-rated for lower macroeconomic uncertainty, particularly in Europe, as the actions of the ECB and the Fed are reducing uncertainty and its associated risk premium. We see this in credit spreads, where credit fundamentals have not changed appreciably but spreads are substantially tighter, as well as in equity markets, where P/E multiples have recently expanded despite stagnating earnings-estimate revisions. As we look ahead to the next several quarters, we see potential profit taking, particularly given the threat of the U.S. fiscal cliff. However, we believe any pullback will be short-lived, and we continue to have a generally constructive longer-term outlook, predicated on an expectation for a continued reduction in risk premium across different markets.

Composition by Investments
as of October 31, 2012

Fund Name	Percentage of Net Assets
The Hartford Alternative Strategies Fund, Class Y	10.0%
The Hartford Capital Appreciation Fund, Class Y	11.7
The Hartford Dividend and Growth Fund, Class Y	22.3
The Hartford Emerging Markets Research Fund, Class Y	8.5
The Hartford Global Real Asset Fund, Class Y	1.7
The Hartford Inflation Plus Fund, Class Y	3.2
The Hartford International Opportunities Fund, Class Y	19.6
The Hartford International Small Company Fund, Class Y	6.8
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Small Company Fund, Class Y	3.8
The Hartford Strategic Income Fund, Class Y	8.5
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2050 Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 78.2%
97	The Hartford Capital Appreciation Fund, Class Y		$3,439
311	The Hartford Dividend and Growth Fund, Class Y		6,580
295	The Hartford Emerging Markets Research Fund, Class Y		2,496
48	The Hartford Global Real Asset Fund, Class Y		517
384	The Hartford International Opportunities Fund, Class Y		5,775
151	The Hartford International Small Company Fund, Class Y		2,009
85	The Hartford MidCap Value Fund, Class Y		1,119
52	The Hartford Small Company Fund, Class Y		1,122
			23,057
	Total equity funds
	(cost $21,057)		$23,057

FIXED INCOME FUNDS - 21.7%
274	The Hartford Alternative Strategies Fund, Class Y		$2,945
75	The Hartford Inflation Plus Fund, Class Y		963
257	The Hartford Strategic Income Fund, Class Y		2,497
			6,405
	Total fixed income funds
	(cost $6,171)		$6,405

	Total investments in affiliated investment companies
	(cost $27,228)		$29,462

	Total long-term investments
	(cost $27,228)		$29,462

	Total investments
	(cost $27,228) ▲	99.9%	$29,462
	Other assets and liabilities	0.1%	23
	Total net assets	100.0%	$29,485

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $27,295 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,167
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,167

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$29,462	$29,462	$–	$–
Total	$29,462	$29,462	$–	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $27,228)	$29,462
Receivables:
Investment securities sold	1
Fund shares sold	28
Dividends and interest	8
Other assets	30
Total assets	29,529
Liabilities:
Bank overdraft	2
Payables:
Investment securities purchased	27
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	11
Total liabilities	44
Net assets	$29,485
Summary of Net Assets:
Capital stock and paid-in-capital	$27,084
Undistributed net investment income	49
Accumulated net realized gain	118
Unrealized appreciation of investments	2,234
Net assets	$29,485

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.16
Shares outstanding	969
Net assets	$13,727
Class R4: Net asset value per share	$14.24
Shares outstanding	1,011
Net assets	$14,404
Class R5: Net asset value per share	$14.25
Shares outstanding	95
Net assets	$1,354

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$14
Dividends from underlying affiliated funds	226
Total investment income	240

Expenses:
Investment management fees	35
Administrative services fees	40
Transfer agent fees	1
Distribution fees
Class R3	59
Class R4	25
Custodian fees	—
Accounting services fees	3
Registration and filing fees	38
Board of Directors' fees	1
Audit fees	10
Other expenses	16
Total expenses (before waivers)	228
Expense waivers	(148)
Total waivers	(148)
Total expenses, net	80
Net Investment Income	160
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	81
Net realized gain on investments in underlying affiliated funds	173
Net realized loss on investments in securities	(78)
Net Realized Gain on Investments	176
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments in underlying affiliated funds	1,928
Net unrealized appreciation of investments	2
Net Changes in Unrealized Appreciation of Investments	1,930
Net Gain on Investments	2,106
Net Increase in Net Assets Resulting from Operations	$2,266

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$160	$86
Net realized gain on investments	176	714
Net unrealized appreciation (depreciation) of investments	1,930	(882)
Net Increase (Decrease) In Net Assets Resulting From Operations	2,266	(82)
Distributions to Shareholders:
From net investment income
Class R3	(78)	(26)
Class R4	(69)	(25)
Class R5	(12)	(11)
Total from net investment income	(159)	(62)
From net realized gain on investments
Class R3	(425)	(62)
Class R4	(290)	(53)
Class R5	(51)	(23)
Total from net realized gain on investments	(766)	(138)
Total distributions	(925)	(200)
Capital Share Transactions:
Class R3	4,186	5,332
Class R4	7,508	3,290
Class R5	217	(343)
Net increase from capital share transactions	11,911	8,279
Net Increase In Net Assets	13,252	7,997
Net Assets:
Beginning of period	16,233	8,236
End of period	$29,485	$16,233
Undistributed (distribution in excess of) net investment income (loss)	$49	$46

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.thehartfordfunds.com and (3) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio investments. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2012, the Fund held no Level 3 investments; therefore, no reconciliation of Level 3 investments is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)	Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund or ETF invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Fund or ETF invests may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$159	$71
Long-Term Capital Gains ‡	766	129

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$49
Undistributed Long-Term Capital Gain	185
Unrealized Appreciation *	2,167
Total Accumulated Earnings	$2,401

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2
Accumulated Net Realized Gain (Loss)	(2)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HIFSCO has contracted with Wellington Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

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c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2013 as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Contractual limitations for total operating expenses include expenses incurred as the result of investing in other investment companies including the Underlying Funds. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)	Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50% of average daily net assets. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R4	36	4%
Class R5	68	72

15

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

7.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$34,781
Sales Proceeds Excluding U.S. Government Obligations	23,552

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	457	41	(187)	—	311	600	6	(218)	—	388
Amount	$6,234	$503	$(2,551)	$—	$4,186	$8,427	$88	$(3,183)	$—	$5,332
Class R4
Shares	657	29	(128)	—	558	347	6	(135)	—	218
Amount	$8,904	$359	$(1,755)	$—	$7,508	$4,996	$78	$(1,784)	$—	$3,290
Class R5
Shares	12	5	(1)	—	16	11	3	(43)	—	(29)
Amount	$168	$63	$(14)	$—	$217	$159	$34	$(536)	$—	$(343)
Total
Shares	1,126	75	(316)	—	885	958	15	(396)	—	577
Amount	$15,306	$925	$(4,320)	$—	$11,911	$13,582	$200	$(5,503)	$—	$8,279

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

16

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

17

The Hartford Target Retirement 2050 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
R3	$13.61	$0.09	$1.20	$1.29	$(0.11)	$(0.63)	$–	$(0.74)	$14.16
R4	13.68	0.12	1.21	1.33	(0.14)	(0.63)	–	(0.77)	14.24
R5	13.69	0.13	1.21	1.34	(0.15)	(0.63)	–	(0.78)	14.25

For the Year Ended October 31, 2011 (E)
R3	13.42	0.06	0.42	0.48	(0.07)	(0.22)	–	(0.29)	13.61
R4	13.46	0.10	0.43	0.53	(0.09)	(0.22)	–	(0.31)	13.68
R5	13.47	0.12	0.41	0.53	(0.09)	(0.22)	–	(0.31)	13.69

For the Year Ended October 31, 2010
R3	11.58	0.06	1.84	1.90	(0.06)	–	–	(0.06)	13.42
R4	11.61	0.09	1.85	1.94	(0.09)	–	–	(0.09)	13.46
R5	11.61	0.10	1.85	1.95	(0.09)	–	–	(0.09)	13.47

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	1.57	1.69	(0.11)	–	–	(0.11)	11.58
R4	10.00	0.15	1.57	1.72	(0.11)	–	–	(0.11)	11.61
R5	10.00	0.16	1.56	1.72	(0.11)	–	–	(0.11)	11.61

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(C)	Ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets(C)	Portfolio Turnover Rate(D)

10.33%	$13,727	1.14%	0.49%	0.58%	102%
10.62	14,404	0.84	0.19	0.79	–
10.66	1,354	0.55	0.14	0.99	–

3.57	8,955	1.28	0.47	0.46	55
3.95	6,201	0.98	0.17	0.73	–
3.97	1,077	0.68	0.12	0.82	–

16.46	3,619	1.79	0.42	0.44	19
16.78	3,161	1.49	0.12	0.84	–
16.90	1,456	1.20	0.07	0.82	–

17.18	1,285	2.42	0.39	1.23	8
17.54	1,262	2.13	0.09	1.53	–
17.55	1,190	1.83	0.04	1.56	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2050 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2050 Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 17, 2012

20

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

21

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

22

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2050 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$1,002.83	$2.57	$1,000.00	$1,022.57	$2.59	0.51%	184	366
Class R4	$1,000.00	$1,004.23	$1.06	$1,000.00	$1,024.08	$1.07	0.21	184	366
Class R5	$1,000.00	$1,004.23	$0.86	$1,000.00	$1,024.28	$0.87	0.17	184	366

25

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2050 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

27

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

28

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR5012 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Total Return Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Total Return Bond Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Total Return Bond A#	7.50%	5.33%	5.02%
Total Return Bond A##	2.66%	4.37%	4.54%
Total Return Bond B#	6.66%	4.55%	4.41%*
Total Return Bond B##	1.66%	4.21%	4.41%*
Total Return Bond C#	6.70%	4.55%	4.29%
Total Return Bond C##	5.70%	4.55%	4.29%
Total Return Bond I#	7.78%	5.63%	5.21%
Total Return Bond R3#	7.14%	5.09%	5.08%
Total Return Bond R4#	7.47%	5.34%	5.24%
Total Return Bond R5#	7.79%	5.67%	5.41%
Total Return Bond Y#	7.91%	5.76%	5.47%
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Total Return Bond Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA	Lucius T. Hill III	Campe Goodman, CFA
Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 7.50%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.25% for the same period. The Fund also outperformed the 7.11% return of the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and the U.S. Federal Reserve Board (Fed) - responded with bold policy moves. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fed remained extremely accommodative throughout the period, which further supported fixed income assets. In September, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of additional mortgage-backed securities per month. Additionally, the central bank extended its rates guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Economic data released throughout the period painted a mixed picture of the U.S. economy. Consumer confidence weakened and the labor market remained sluggish. However, there was growing enthusiasm over a recovery in housing as home prices showed their first year-over-year gain in years.

The Treasury yield curve flattened over the period as longer-term rates declined more than short-term yields. All of the major fixed income sectors posted strong absolute returns driven by the decline in Treasury yields, and all sectors outperformed Treasuries on a duration-adjusted basis.

The primary drivers of the Fund’s outperformance were its MBS (mortgage backed securities) and investment grade credit exposures. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to agency MBS pass-throughs, particularly in lower coupons, was positive for performance as the entire sector experienced strong performance from continued Fed purchases, increased investor demand and the announcement of the Fed’s Quantitative Easing 3 policy. The Fund’s allocation to non-agency MBS was also a significant contributor to relative results as non-agencies performed strongly amid improved sentiment around U.S. housing, low long-term interest rates and strong investor demand. Our investment grade credit exposure was also a contributor to relative results; in particular, our overweight to U.S. financials was a top contributor to outperformance as this subsector benefitted following the reduction of tail risk from Europe. The Fund’s overweight to CMBS (commercial mortgage backed securities) was also positive for performance as the sector rallied. On the other hand, the Fund’s high yield positioning detracted from performance overall. Positive results from an allocation to BB-rated high yield issuers were more than offset by the negative impact of certain high yield credit default swap positions, which were used as a source of liquidity and to manage overall portfolio risk.

What is the outlook?

Overall, we continue to maintain a modest pro-cyclical bias in the fund. We are positive on U.S. fundamentals, and we expect upcoming economic data releases to be decent. Given ongoing concerns surrounding Europe and the fiscal situation in the U.S., we will keep overall risk in the portfolio low while remaining nimble in order to take advantage of any short-term market dislocations.

Within the portfolio we ended the period with a modest overweight to investment grade corporates, primarily via U.S. financials, based on strong credit fundamentals. Specifically,

3

The Hartford Total Return Bond Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

we believe U.S. bank valuations remain attractive and balance sheets are less risky on improved capital ratios, declining non-performing assets and strong liquidity profiles. We also held BB-rated high yield bonds. Aside from good corporate fundamentals, we expect defaults to remain low and technicals have been very supportive with strong inflows into the sector. We continue to favor non-agency RMBS based on our view that the U.S. housing market has bottomed and that supply and demand technicals are improving. While the non-agency market has experienced strong price performance year-to-date, we believe there is still value remaining in these securities. Meanwhile, we have reduced our overweight to agency MBS based on the sector’s recent strong performance while additional Fed purchases are making MBS more expensive. We also continue to maintain a modest overweight to high-quality CMBS.

We expect rates to remain low and keep trading within a range. We are tactically playing the range, albeit in small increments, when we feel the market is overshooting or undershooting. We currently have a neutral duration posture.

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.7%
Aa / AA	2.6
A	6.8
Baa / BBB	17.0
Ba / BB	9.2
B	3.1
Caa / CCC or Lower	4.6
Unrated	0.3
U.S. Government Agencies and Securities	71.6
Non Debt Securities and Other Short-Term Instruments	13.4
Other Assets & Liabilities	(31.3)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2012
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.2%
Administrative Waste Management and Remediation	0.1
Air Transportation	0.2
Apparel Manufacturing	0.1
Arts, Entertainment and Recreation	2.9
Beverage and Tobacco Product Manufacturing	1.5
Chemical Manufacturing	0.7
Computer and Electronic Product Manufacturing	0.3
Construction	0.1
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	24.5
Food Manufacturing	0.1
Food Services	0.0
Furniture and Related Product Manufacturing	0.0
General Obligations	0.6
Health Care and Social Assistance	1.8
Higher Education (Univ., Dorms, etc.)	0.1
Information	2.6
Machinery Manufacturing	0.3
Mining	0.8
Miscellaneous Manufacturing	0.4
Motor Vehicle and Parts Manufacturing	0.2
Nonmetallic Mineral Product Manufacturing	0.2
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	2.2
Pipeline Transportation	0.8
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	0.2
Professional, Scientific and Technical Services	0.1
Real Estate, Rental and Leasing	0.8
Retail Trade	1.2
Transportation Equipment Manufacturing	0.1
Truck Transportation	0.0
Utilities	1.4
Utilities - Electric	0.3
Utilities - Water and Sewer	0.2
Wholesale Trade	0.4
Total	45.9%
Equity Securities
Banks	0.0
Diversified Financials	0.1
Total	0.1%
Foreign Government Obligations	0.4
Put Options Purchased	0.0
U.S. Government Agencies	57.8
U.S. Government Securities	13.8
Short-Term Investments	13.3
Other Assets and Liabilities	(31.3)
Total	100.0%

4

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.2%
	Finance and Insurance - 11.2%
	Ally Automotive Receivables Trust
$668	3.00%, 10/15/2015 ■	$671
2,420	3.38%, 09/15/2017 ■	2,497
2,440	3.61%, 08/15/2016 ■	2,527
	Argent Securities, Inc.
9,417	0.36%, 06/25/2036 Δ	3,093
	Banc of America Commercial Mortgage, Inc.
3,225	5.34%, 11/10/2042 Δ	3,540
	Banc of America Funding Corp.
3,515	0.51%, 05/20/2047 Δ	2,478
4,709	5.77%, 05/25/2037	4,052
	Bank of America Automotive Trust
1,494	3.03%, 10/15/2016 ■	1,504
	BCAP LLC Trust
2,042	0.39%, 03/25/2037 Δ	1,443
	Bear Stearns Adjustable Rate Mortgage Trust
4,556	2.25%, 08/25/2035 ‡Δ	4,442
6,466	2.47%, 10/25/2035 Δ	6,054
	Bear Stearns Commercial Mortgage Securities, Inc.
5,592	0.85%, 11/11/2041	3
1,585	5.54%, 10/12/2041 ‡	1,837
	Cal Funding II Ltd.
925	3.47%, 10/25/2022 ■	925
	Carnow Automotive Receivables Trust
678	2.09%, 01/15/2015 ■	678
	CFCRE Commercial Mortgage Trust
1,835	5.75%, 12/15/2047 ■Δ	1,688
	Citigroup Commercial Mortgage Trust, Inc.
1,397	0.56%, 03/25/2037 Δ	564
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,875	5.32%, 12/11/2049 ‡	3,304
5,722	5.39%, 07/15/2044 ‡Δ	6,392
1,670	5.40%, 12/11/2049	944
	CNH Equipment Trust
1,250	2.97%, 05/15/2017 ‡	1,295
	Commercial Mortgage Loan Trust
2,505	6.20%, 09/10/2017 ‡Δ	2,993
	Commercial Mortgage Pass-Through Certificates
11,259	2.98%, 07/10/2046 ■►	952
640	4.93%, 11/15/2045 ■	572
	Consumer Portfolio Services, Inc.
270	5.01%, 06/17/2019 ■	271
	Countrywide Home Loans, Inc.
1,248	3.00%, 04/20/2036 Δ	716
4,874	6.00%, 10/25/2037	4,701
	CPS Automotive Trust
1,790	1.82%, 12/16/2019 ■	1,791
	Credit Acceptance Automotive Loan Trust
805	2.21%, 09/15/2020 ■	813
2,240	3.12%, 03/16/2020 ■	2,259
	Credit Suisse Mortgage Capital Certificates
5,236	5.47%, 09/15/2039	5,973
	CS First Boston Mortgage Securities Corp.
2,493	5.50%, 06/25/2035	2,425
	CW Capital Cobalt Ltd.
5,180	5.22%, 08/15/2048	5,810
	DBUBS Mortgage Trust
11,636	3.57%, 01/01/2021 ■►	587
2,135	4.54%, 05/12/2021 ■	2,372
	Fieldstone Mortgage Investment Corp.
1,494	0.55%, 04/25/2047 Δ	776
	First Franklin Mortgage Loan Trust
6,725	0.45%, 04/25/2036 Δ	2,893
	First Horizon Alternative Mortgage Securities
6,890	2.55%, 04/25/2036 Δ	4,799
9,905	2.60%, 09/25/2035 Δ	8,094
	Ford Credit Automotive Owner Trust
1,500	2.54%, 02/15/2016 ‡	1,553
1,560	3.21%, 07/15/2017 ‡	1,623
710	5.53%, 05/15/2016 ■	748
	Ford Credit Floorplan Master Owner Trust
2,600	1.50%, 09/15/2015	2,624
	GE Business Loan Trust
1,285	1.21%, 05/15/2034 ■Δ	513
	GE Capital Credit Card Master Note Trust
1,490	2.21%, 06/15/2016 ‡	1,507
	GMAC Mortgage Corp. Loan Trust
2,192	3.71%, 09/19/2035 Δ	2,056
	Goldman Sachs Mortgage Securities Trust
3,450	3.55%, 04/10/2034 ■	3,725
	GSAMP Trust
1,467	0.33%, 12/25/2036 Δ	616
1,482	0.46%, 12/25/2036 Δ	646
	GSR Mortgage Loan Trust
6,395	2.71%, 01/25/2036 Δ	4,709
4,170	3.38%, 11/25/2035 Δ	3,570
	Harley-Davidson Motorcycle Trust
1,780	2.12%, 08/15/2017	1,801
	Hyundai Automotive Receivables Trust
2,850	2.27%, 02/15/2017	2,941
	Indymac Index Mortgage Loan Trust
1,569	2.54%, 01/25/2036 Δ	1,364
898	2.62%, 08/25/2035 Δ	579
5,680	2.81%, 03/25/2036 Δ	3,465
	JP Morgan Chase Commercial Mortgage Securities Corp.
911	2.75%, 10/15/2045 ■	510
1,700	3.91%, 05/05/2022 ■Δ	1,859
245	4.83%, 10/15/2045 ■Δ	212
2,917	5.47%, 01/12/2043 Δ	3,230
795	5.49%, 08/15/2046 ■Δ	755
2,590	5.77%, 06/12/2041 Δ	2,779
	JP Morgan Mortgage Trust
1,790	3.09%, 09/25/2035 Δ	1,692
	LB-UBS Commercial Mortgage Trust
14,540	3.25%, 09/15/2039 ►	93
5,962	5.43%, 02/15/2040	6,865
	Lehman Brothers Small Balance Commercial
290	5.52%, 09/25/2030 ■	257
	Merrill Lynch Mortgage Investors Trust
811	2.90%, 07/25/2035 Δ	610
1,206	5.58%, 03/25/2036 Δ	813
	Merrill Lynch Mortgage Trust
2,284	5.20%, 09/12/2042	2,480

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.2% - (continued)
	Finance and Insurance - 11.2% - (continued)
	Merrill Lynch Mortgage Trust - (continued)
$975	5.39%, 11/12/2037 Δ	$1,089
	Merrill Lynch/Countrywide Commercial Mortgage Trust
14,491	3.77%, 07/12/2046 ►	179
1,260	5.81%, 06/12/2050 Δ	1,440
	Morgan Stanley ABS Capital I
1,528	0.27%, 12/25/2036 Δ	674
	Morgan Stanley Capital I
43,988	3.62%, 09/15/2047 ■►	1,513
7,700	5.69%, 04/15/2049 Δ	8,868
	National Credit Union Administration
1,700	1.84%, 10/07/2020 Δ	1,726
	Nationstar Home Equity Loan Trust
6,090	0.39%, 06/25/2037 Δ	3,318
	Option One Mortgage Loan Trust
1,095	0.46%, 03/25/2037 Δ	426
	Prestige Automotive Receivables Trust
1,685	2.49%, 04/16/2018 ■	1,711
	Residential Funding Mortgage Securities, Inc.
3,418	6.00%, 07/25/2037	3,180
	Saxon Asset Securities Trust
3,700	0.38%, 11/25/2036 Δ	2,231
	SBA Tower Trust
2,400	2.93%, 12/15/2017 ■	2,462
	Securitized Asset Backed Receivables LLC
1,895	0.30%, 07/25/2036 Δ	767
	SNAAC Automotive Receivables Trust
1,098	1.78%, 06/15/2016 ■	1,100
	Soundview Home Equity Loan Trust, Inc.
3,900	0.39%, 07/25/2037 Δ	1,551
4,705	0.45%, 07/25/2036 Δ	2,184
3,520	0.46%, 06/25/2036 Δ	1,934
6,810	0.49%, 05/25/2036 Δ	3,628
	Structured Adjustable Rate Mortgage Loan Trust
827	0.51%, 09/25/2034 Δ	657
	UBS-Barclays Commercial Mortgage Trust
2,665	3.53%, 05/10/2063	2,907
3,670	4.96%, 08/10/2049 ■	2,889
	Wells Fargo Alternative Loan Trust
2,343	6.25%, 11/25/2037	2,203
	Wells Fargo Commercial Mortgage Trust
695	4.78%, 10/15/2045 ■	617
	Wells Fargo Mortgage Backed Securities Trust
1,317	5.17%, 10/25/2035 Δ	1,312
	WF-RBS Commercial Mortgage Trust
1,230	5.00%, 06/15/2044 ■	951
		206,440

	Total asset & commercial mortgage backed securities
	(cost $195,092)	$206,440

CORPORATE BONDS - 32.8%
	Accommodation and Food Services - 0.2%
	Choice Hotels International, Inc.
$66	5.70%, 08/28/2020 ‡	$71
490	5.75%, 07/01/2022 ‡	537
	Wynn Las Vegas LLC
495	5.38%, 03/15/2022 ■	510
3,000	7.75%, 08/15/2020 ‡	3,368
		4,486
	Administrative Waste Management and Remediation - 0.1%
	Clean Harbors, Inc.
605	5.25%, 08/01/2020 ■	620
	Iron Mountain, Inc.
501	7.75%, 10/01/2019	565
		1,185
	Air Transportation - 0.2%
	Continental Airlines, Inc.
3,210	4.00%, 10/29/2024 ‡	3,338
	US Airways Group, Inc.
411	6.25%, 04/22/2023	440
		3,778
	Apparel Manufacturing - 0.1%
	Hanesbrands, Inc.
660	6.38%, 12/15/2020	720
	Phillips Van-Heusen Corp.
850	7.38%, 05/15/2020	952
		1,672
	Arts, Entertainment and Recreation - 2.8%
	CBS Corp.
1,624	3.38%, 03/01/2022 ‡	1,707
1,690	4.85%, 07/01/2042	1,833
	CCO Holdings LLC
765	5.25%, 09/30/2022	769
4,725	6.63%, 01/31/2022 ‡	5,127
814	7.38%, 06/01/2020 ‡	912
	DirecTV Holdings LLC
3,130	3.80%, 03/15/2022 ‡	3,261
1,820	5.00%, 03/01/2021 ‡	2,070
	Fidelity National Information Services, Inc.
1,405	5.00%, 03/15/2022	1,433
	Liberty Media Corp.
1,761	8.25%, 02/01/2030	1,884
	NAI Entertainment Holdings LLC
306	8.25%, 12/15/2017 ■	340
	National CineMedia LLC
65	6.00%, 04/15/2022 ■	69
	NBC Universal Media LLC
3,415	2.88%, 01/15/2023	3,442
2,075	5.15%, 04/30/2020	2,485
1,554	5.95%, 04/01/2041	1,935
	NCR Corp.
150	5.00%, 07/15/2022 ■	153
	News America, Inc.
3,720	6.15%, 03/01/2037 - 02/15/2041	4,714
	Starz Financial Corp.
335	5.00%, 09/15/2019 ■	343
	Time Warner Cable, Inc.
3,230	4.50%, 09/15/2042	3,319
1,500	5.88%, 11/15/2040	1,826

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.8% - (continued)
	Arts, Entertainment and Recreation - 2.8% - (continued)
	Time Warner Entertainment Co., L.P.
$3,190	8.38%, 07/15/2033	$4,739
	Time Warner, Inc.
1,065	3.40%, 06/15/2022	1,138
1,650	6.10%, 07/15/2040	2,104
1,100	6.25%, 03/29/2041	1,425
	Unitymedia Hessen GmbH & Co.
379	8.13%, 12/01/2017 ■	409
	Viacom, Inc.
3,000	5.63%, 09/15/2019 ‡	3,616
	Virgin Media Finance plc
1,045	5.25%, 02/15/2022	1,092
		52,145
	Beverage and Tobacco Product Manufacturing - 1.5%
	Altria Group, Inc.
4,625	2.85%, 08/09/2022 ‡	4,638
1,658	10.20%, 02/06/2039 ‡	2,913
	Anheuser-Busch InBev Worldwide, Inc.
4,125	7.75%, 01/15/2019 ‡	5,596
	Constellation Brands, Inc.
1,715	6.00%, 05/01/2022 ‡	1,947
2,405	7.25%, 05/15/2017 ‡	2,832
	Lorillard Tobacco Co.
1,710	8.13%, 06/23/2019	2,199
	Molson Coors Brewing Co.
865	3.50%, 05/01/2022	927
	Pernod-Ricard S.A.
3,655	2.95%, 01/15/2017 ■	3,855
	Reynolds American, Inc.
1,680	1.05%, 10/30/2015	1,685
1,045	3.25%, 11/01/2022	1,057
		27,649
	Chemical Manufacturing - 0.7%
	Ashland, Inc.
261	4.75%, 08/15/2022 ■	266
	Dow Chemical Co.
7,420	8.55%, 05/15/2019 ‡	10,062
	LyondellBasell Industries N.V.
2,055	6.00%, 11/15/2021	2,376
	Nufarm Australia Ltd.
906	6.38%, 10/15/2019 ■	929
		13,633
	Computer and Electronic Product Manufacturing - 0.3%
	Esterline Technologies Corp.
820	7.00%, 08/01/2020	906
	Jabil Circuit, Inc.
565	4.70%, 09/15/2022	565
	Nextel Communications, Inc.
231	7.38%, 08/01/2015	231
	Seagate HDD Cayman
2,835	6.88%, 05/01/2020	2,956
1,055	7.75%, 12/15/2018	1,145
		5,803
	Construction - 0.1%
	Centex Corp.
1,370	6.50%, 05/01/2016	1,555
	D.R. Horton, Inc.
515	6.50%, 04/15/2016	576
	Pulte Homes, Inc.
335	7.88%, 06/15/2032	358
	Ryland Group, Inc.
340	5.38%, 10/01/2022	345
		2,834
	Fabricated Metal Product Manufacturing - 0.3%
	Anixter International, Inc.
350	5.63%, 05/01/2019 ‡	368
	Ball Corp.
1,830	5.00%, 03/15/2022 ‡	1,931
1,020	6.75%, 09/15/2020 ‡	1,119
	Crown Americas, Inc.
1,170	6.25%, 02/01/2021	1,291
	Masco Corp.
240	5.95%, 03/15/2022	269
		4,978
	Finance and Insurance - 13.0%
	Ally Financial, Inc.
910	5.50%, 02/15/2017 ‡	963
525	7.50%, 09/15/2020 ‡	619
	American Express Centurion Bank
4,000	5.95%, 06/12/2017 ‡	4,776
	American Express Co.
1,225	8.13%, 05/20/2019	1,657
	American International Group, Inc.
1,980	2.38%, 08/24/2015 ‡	2,013
2,480	3.80%, 03/22/2017 ‡	2,675
	BAE Systems Holdings, Inc.
1,714	5.20%, 08/15/2015 ■	1,884
	Bank of America Corp.
3,050	5.63%, 07/01/2020 ‡	3,558
3,605	5.75%, 12/01/2017 ‡	4,176
1,800	5.88%, 01/05/2021 ‡	2,110
1,700	7.63%, 06/01/2019 ‡	2,156
	Barclays Bank plc
4,600	6.05%, 12/04/2017 ■‡	5,024
	Capital One Financial Corp.
900	4.75%, 07/15/2021 ‡	1,033
1,750	6.15%, 09/01/2016 ‡	2,004
	CIT Group, Inc.
40	5.00%, 05/15/2017	42
70	5.38%, 05/15/2020	75
1,114	5.50%, 02/15/2019 ■	1,188
485	6.63%, 04/01/2018 ■	541
	Citigroup, Inc.
550	2.25%, 08/07/2015 ‡	564
2,655	4.45%, 01/10/2017 ‡	2,933
3,300	4.59%, 12/15/2015 ‡	3,600
345	5.38%, 08/09/2020	403
1,835	6.13%, 08/25/2036 ‡	2,032
3,800	6.63%, 06/15/2032 ‡	4,392
265	6.88%, 03/05/2038 ‡	353
1,963	8.50%, 05/22/2019 ‡	2,617
	Credit Acceptance Corp.
700	9.13%, 02/01/2017	768
	Discover Financial Services, Inc.
2,600	5.20%, 04/27/2022 ■‡	2,937
	Dufry Finance SCA
260	5.50%, 10/15/2020 ■	265

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.8% - (continued)
	Finance and Insurance - 13.0% - (continued)
	DuPont Fabros Technology L.P.
$825	8.50%, 12/15/2017 ‡	$907
	Fibria Overseas Finance Ltd.
1,685	7.50%, 05/04/2020 ■	1,866
	Ford Motor Credit Co. LLC
5,850	2.75%, 05/15/2015 ‡	5,963
1,455	6.63%, 08/15/2017 ‡	1,701
325	12.00%, 05/15/2015 ‡	401
	General Electric Capital Corp.
4,508	4.38%, 09/16/2020 ‡	5,044
2,000	5.30%, 02/11/2021 ‡	2,327
3,380	5.55%, 05/04/2020 ‡	4,021
3,925	6.00%, 08/07/2019 ‡	4,808
1,700	6.25%, 12/15/2022 ♠	1,853
	Goldman Sachs Group, Inc.
5,280	5.75%, 01/24/2022 ‡	6,129
2,821	6.00%, 06/15/2020 ‡	3,312
1,900	6.45%, 05/01/2036 ‡	2,028
3,000	6.75%, 10/01/2037 ‡	3,304
	HCP, Inc.
2,229	3.75%, 02/01/2016 ‡	2,368
	Health Care, Inc.
2,071	3.63%, 03/15/2016 ‡	2,196
	Host Hotels & Resorts L.P.
2,565	6.00%, 11/01/2020 ‡	2,854
	HSBC Bank USA
1,421	2.38%, 02/13/2015 ‡	1,470
	HSBC Holdings plc
2,300	4.00%, 03/30/2022 ‡	2,520
2,500	6.80%, 06/01/2038 ‡	3,186
	Ineos Finance plc
400	8.38%, 02/15/2019 ■	420
740	9.00%, 05/15/2015 ■	784
	ING US, Inc.
1,490	5.50%, 07/15/2022 ■	1,620
	JP Morgan Chase & Co.
8,376	3.15%, 07/05/2016	8,869
5,125	4.35%, 08/15/2021	5,728
2,490	4.50%, 01/24/2022	2,813
2,745	6.00%, 01/15/2018	3,267
	Ladder Capital Finance Holdings LLC
1,360	7.38%, 10/01/2017 ■	1,377
	Lloyds Banking Group plc
1,015	6.50%, 09/14/2020 ■	1,106
	Massachusetts Mutual Life Insurance Co.
1,172	8.88%, 06/01/2039 ■	1,804
	Merrill Lynch & Co., Inc.
1,316	5.70%, 05/02/2017	1,448
10,470	6.05%, 05/16/2016	11,552
	Morgan Stanley
5,255	3.80%, 04/29/2016	5,467
770	4.75%, 03/22/2017	833
2,085	4.88%, 11/01/2022	2,108
8,000	6.25%, 08/28/2017	9,117
1,225	6.38%, 07/24/2042	1,408
	Nationwide Financial Services, Inc.
1,837	5.38%, 03/25/2021 ■	1,936
	Nationwide Mutual Insurance Co.
2,650	9.38%, 08/15/2039 ■	3,842
	Nordea Bank Ab
3,575	2.25%, 03/20/2015 ■	3,662
	PNC Bank NA
1,020	2.70%, 11/01/2022	1,026
905	6.00%, 12/07/2017	1,098
1,163	6.88%, 04/01/2018	1,474
	Provident Funding Associates L.P.
796	10.25%, 04/15/2017 ■	871
	Realty Income Corp.
1,865	3.25%, 10/15/2022	1,867
	Royal Bank of Scotland plc
2,565	2.55%, 09/18/2015	2,629
2,200	3.95%, 09/21/2015	2,358
	Santander Holdings USA
906	4.63%, 04/19/2016	947
	Santander U.S. Debt S.A.
4,300	3.72%, 01/20/2015 ■	4,308
	SLM Corp.
3,725	7.25%, 01/25/2022	4,107
1,635	8.45%, 06/15/2018	1,943
	State Street Corp.
3,255	4.96%, 03/15/2018	3,628
	Teachers Insurance & Annuity Association of America
2,658	6.85%, 12/16/2039 ■	3,681
	U.S. Bancorp
2,995	2.95%, 07/15/2022	3,090
	UBS AG Stamford CT
1,860	2.25%, 01/28/2014	1,888
2,950	7.63%, 08/17/2022	3,181
	UnitedHealth Group, Inc.
1,030	1.40%, 10/15/2017	1,037
	Ventas Realty L.P.
2,750	3.25%, 08/15/2022	2,731
	Wellpoint, Inc.
3,735	1.88%, 01/15/2018 ‡	3,785
	Wells Fargo & Co.
1,100	2.10%, 05/08/2017 ‡	1,133
1,750	4.60%, 04/01/2021 ‡	2,015
	Wells Fargo Bank NA
3,190	0.65%, 05/16/2016 ‡Δ	3,110
	Xstrata Finance Canada Corp.
2,670	3.60%, 01/15/2017 ■‡	2,806
		239,490
	Food Manufacturing - 0.1%
	Kraft Foods Group, Inc.
2,005	3.50%, 06/06/2022 ■	2,174

	Health Care and Social Assistance - 1.8%
	Amgen, Inc.
3,000	2.13%, 05/15/2017 ‡	3,120
	Community Health Systems, Inc.
1,088	5.13%, 08/15/2018 ‡	1,129
	CVS Caremark Corp.
3,699	8.35%, 07/10/2031 ■	5,175
	Express Scripts Holding Co.
2,270	2.10%, 02/12/2015 ■‡	2,322

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.8% - (continued)
	Health Care and Social Assistance - 1.8% - (continued)
	Fresenius Medical Care U.S. Finance II, Inc.
$1,385	5.63%, 07/31/2019 ■	$1,458
260	9.00%, 07/15/2015 ■	298
	Gilead Sciences, Inc.
3,954	4.40%, 12/01/2021 ‡	4,571
	HCA, Inc.
1,785	6.50%, 02/15/2020	1,972
920	7.25%, 09/15/2020	1,018
1,336	7.50%, 11/15/2095 ‡	1,142
470	8.50%, 04/15/2019	528
	Memorial Sloan-Kettering Cancer Center
1,985	5.00%, 07/01/2042	2,305
	Partners Healthcare Systems
1,180	3.44%, 07/01/2021	1,241
	Tenet Healthcare Corp.
2,599	6.25%, 11/01/2018	2,813
	Valeant Pharmaceuticals International, Inc.
425	6.75%, 08/15/2021 ■	452
535	7.25%, 07/15/2022 ■	579
	Watson Pharmaceuticals, Inc.
2,230	3.25%, 10/01/2022	2,298
		32,421
	Information - 2.5%
	AT&T, Inc.
500	5.35%, 09/01/2040 ‡	613
	Audatex North America, Inc.
875	6.75%, 06/15/2018 ■	938
	Cricket Communications, Inc.
2,635	7.75%, 05/15/2016	2,787
	CSC Holdings LLC
320	6.75%, 11/15/2021 ■	356
	CSC Holdings, Inc.
1,725	7.63%, 07/15/2018 ‡	1,997
	Deutsche Telekom International Finance B.V.
4,420	3.13%, 04/11/2016 ■‡	4,672
	DISH DBS Corp.
3,186	5.88%, 07/15/2022	3,345
3,200	7.88%, 09/01/2019 ‡	3,752
	Hughes Satelite Systems
890	6.50%, 06/15/2019	952
	Intelsat Jackson Holdings S.A.
1,117	8.50%, 11/01/2019	1,254
	Paetec Holding Corp.
293	9.88%, 12/01/2018	335
	Qwest Corp.
2,060	7.20%, 11/10/2026 ‡	2,081
825	7.25%, 10/15/2035	853
	Rogers Communications, Inc.
740	8.75%, 05/01/2032	1,147
	SBA Telecommunications, Inc.
135	5.75%, 07/15/2020 ■	140
	Sprint Nextel Corp.
1,630	7.00%, 03/01/2020 ■	1,891
547	9.00%, 11/15/2018 ■	676
	TCI Communications, Inc.
685	8.75%, 08/01/2015	829
	Telecom Italia Capital
854	7.18%, 06/18/2019	980
	Telefonica Emisiones SAU
1,525	3.99%, 02/16/2016	1,548
	TW Telecom Holdings, Inc.
365	5.38%, 10/01/2022 ■	375
	UnityMedia GmbH
1,980	7.50%, 03/15/2019 ■	2,178
	UPCB Finance III Ltd.
443	6.63%, 07/01/2020 ■	474
	UPCB Finance VI Ltd.
1,335	6.88%, 01/15/2022 ■	1,428
	Verizon Communications, Inc.
1,500	6.40%, 02/15/2038	2,083
	Videotron Ltee
380	9.13%, 04/15/2018	410
	Vivendi S.A.
3,605	2.40%, 04/10/2015 ■‡	3,650
	Wind Acquisition Finance S.A.
1,490	7.25%, 02/15/2018 ■	1,447
	Windstream Corp.
670	7.50%, 04/01/2023	705
750	7.75%, 10/15/2020	808
1,890	7.88%, 11/01/2017	2,105
		46,809
	Machinery Manufacturing - 0.3%
	Case New Holland, Inc.
4,305	7.88%, 12/01/2017 ‡	5,058

	Mining - 0.8%
	Consol Energy, Inc.
405	8.00%, 04/01/2017 ‡	428
	FMG Resources Pty Ltd.
4,680	6.00%, 04/01/2017 ■	4,493
542	7.00%, 11/01/2015 ■	547
286	8.25%, 11/01/2019 ■	286
	Peabody Energy Corp.
575	6.00%, 11/15/2018	597
1,887	6.50%, 09/15/2020	2,000
2,270	7.38%, 11/01/2016	2,599
	Rio Tinto Finance USA Ltd.
1,935	9.00%, 05/01/2019	2,657
	Teck Resources Ltd.
1,635	10.75%, 05/15/2019	1,969
	Vulcan Materials Co.
85	7.15%, 11/30/2037	83
		15,659
	Miscellaneous Manufacturing - 0.4%
	BE Aerospace, Inc.
1,765	5.25%, 04/01/2022 ‡	1,840
1,321	6.88%, 10/01/2020 ‡	1,466
	Bombardier, Inc.
1,975	7.75%, 03/15/2020 ■	2,308
	Owens-Brockway Glass Container, Inc.
1,175	7.38%, 05/15/2016	1,346
	Reynolds Group Issuer, Inc.
430	6.87%, 02/15/2021 Δ	457
		7,417
	Motor Vehicle and Parts Manufacturing - 0.2%
	Ford Motor Co.
590	7.50%, 08/01/2026 ‡	690

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.8% - (continued)
	Motor Vehicle and Parts Manufacturing - 0.2% - (continued)
	Tenneco, Inc.
$905	6.88%, 12/15/2020	$986
	TRW Automotive, Inc.
2,140	7.25%, 03/15/2017 ■	2,437
		4,113
	Nonmetallic Mineral Product Manufacturing - 0.2%
	Ardagh Packaging Finance plc
865	7.38%, 10/15/2017 ■	930
	Silgan Holdings, Inc.
2,315	5.00%, 04/01/2020	2,379
		3,309
	Paper Manufacturing - 0.1%
	P.H. Glatfelter Co.
330	5.38%, 10/15/2020 ■	334
	Rock-Tenn Co.
150	3.50%, 03/01/2020 ■	155
1,120	4.00%, 03/01/2023 ■	1,153
		1,642
	Petroleum and Coal Products Manufacturing - 2.2%
	Anadarko Petroleum Corp.
1,495	6.38%, 09/15/2017 ‡	1,812
	Chesapeake Energy Corp.
948	6.88%, 08/15/2018 ‡	995
	Continental Resources, Inc.
915	5.00%, 09/15/2022 ‡	963
295	5.00%, 09/15/2022 ■	311
	Everest Acquisition LLC
1,289	9.38%, 05/01/2020 ■	1,424
	Ferrellgas Partners L.P.
1,204	6.50%, 05/01/2021	1,162
	Gazprom Neft OAO via GPN Capital S.A.
1,215	4.38%, 09/19/2022 ■	1,218
	Harvest Operations Corp.
736	6.88%, 10/01/2017	806
	Hornbeck Offshore Services, Inc.
1,565	5.88%, 04/01/2020	1,592
	MEG Energy Corp.
481	6.38%, 01/30/2023 ■	515
	Newfield Exploration Co.
2,555	5.75%, 01/30/2022	2,760
	Pemex Project Funding Master Trust
2,575	6.63%, 06/15/2035	3,212
	Petrobras International Finance Co.
115	3.88%, 01/27/2016	122
815	5.38%, 01/27/2021	924
4,355	5.75%, 01/20/2020	5,024
1,800	6.75%, 01/27/2041	2,302
	Pioneer Natural Resources Co.
290	6.65%, 03/15/2017	345
910	7.50%, 01/15/2020	1,166
	Range Resources Corp.
850	6.75%, 08/01/2020	937
	Seadrill Ltd.
1,050	5.63%, 09/15/2017 ■	1,050
	Sempra Energy
1,096	6.50%, 06/01/2016	1,298
	Transocean, Inc.
4,790	1.50%, 12/15/2037 ۞	4,775
1,820	6.38%, 12/15/2021	2,215
	Valero Energy Corp.
2,086	9.38%, 03/15/2019 ‡	2,867
		39,795
	Pipeline Transportation - 0.7%
	El Paso Corp.
900	7.00%, 06/15/2017 ‡	1,028
661	7.80%, 08/01/2031 ‡	787
	Energy Transfer Equity L.P.
2,773	7.50%, 10/15/2020	3,154
	Kinder Morgan Energy Partners L.P.
1,880	6.85%, 02/15/2020	2,401
	Kinder Morgan Finance Co.
4,555	6.00%, 01/15/2018 ■	4,997
	MarkWest Energy Partners L.P.
295	5.50%, 02/15/2023	310
880	6.25%, 06/15/2022	953
		13,630
	Plastics and Rubber Products Manufacturing - 0.1%
	Continental Rubber of America Corp.
1,145	4.50%, 09/15/2019 ■	1,170

	Primary Metal Manufacturing - 0.2%
	ArcelorMittal
2,125	6.50%, 02/25/2022	2,088
1,630	9.25%, 02/15/2015 ‡	1,809
		3,897
	Professional, Scientific and Technical Services - 0.1%
	Lamar Media Corp.
905	5.88%, 02/01/2022	959
	Lender Processing Services, Inc.
566	5.75%, 04/15/2023	599
		1,558
	Real Estate, Rental and Leasing - 0.8%
	Air Lease Corp.
1,105	4.50%, 01/15/2016 ■	1,105
	ERAC USA Finance Co.
2,605	6.38%, 10/15/2017 ■‡	3,178
	International Lease Finance Corp.
674	5.75%, 05/15/2016	712
5,850	5.88%, 04/01/2019 ‡	6,197
1,326	6.25%, 05/15/2019	1,429
435	8.25%, 12/15/2020	513
674	8.88%, 09/01/2017	794
	United Rental Financing Escrow Corp.
60	5.75%, 07/15/2018 ■	64
		13,992
	Retail Trade - 1.1%
	AmeriGas Partners L.P.
640	6.25%, 08/20/2019 ‡	672
	AutoNation, Inc.
1,170	5.50%, 02/01/2020 ‡	1,239
	AutoZone, Inc.
5,164	3.70%, 04/15/2022 ‡	5,502

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 32.8% - (continued)
	Retail Trade - 1.1% - (continued)
	Building Materials Corp.
$1,490	6.75%, 05/01/2021 ■	$1,624
831	7.50%, 03/15/2020 ■	904
	Energy Transfer Partners
2,590	6.50%, 02/01/2042 ‡	3,256
	Ltd. Brands, Inc.
2,757	5.63%, 02/15/2022	2,974
	QVC, Inc.
1,635	7.50%, 10/01/2019 ■	1,803
	Sally Holdings LLC
660	5.75%, 06/01/2022	705
	Sotheby's
1,025	5.25%, 10/01/2022 ■	1,040
		19,719
	Transportation Equipment Manufacturing - 0.1%
	Huntington Ingalls Industries, Inc.
1,710	6.88%, 03/15/2018	1,847

	Utilities - 1.4%
	AES (The) Corp.
375	9.75%, 04/15/2016 ‡	448
	AES El Salvador Trust
800	6.75%, 02/01/2016 §	812
	Calpine Corp.
2,320	7.50%, 02/15/2021 ■‡	2,523
305	7.50%, 02/15/2021 §	332
981	7.88%, 01/15/2023 ■	1,084
	Carolina Power & Light Co.
1,205	4.10%, 05/15/2042 ‡	1,295
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015 ‡	3,138
	Dolphin Subsidiary II, Inc.
3,825	7.25%, 10/15/2021	4,313
	EDP Finance B.V.
1,080	4.90%, 10/01/2019 ■	1,048
	MidAmerican Energy Holdings Co.
3,935	8.48%, 09/15/2028 ‡	5,940
	Pacific Gas & Electric Co.
2,453	8.25%, 10/15/2018	3,355
	PSEG Power LLC
1,287	5.00%, 04/01/2014	1,359
		25,647
	Wholesale Trade - 0.4%
	Heineken N.V.
1,891	1.40%, 10/01/2017 ■	1,900
985	2.75%, 04/01/2023 ■	995
	SABMiller Holdings, Inc.
3,425	2.45%, 01/15/2017 ■	3,590
985	4.95%, 01/15/2042 ■	1,179
		7,664
	Total corporate bonds
	(cost $559,981)	$605,174

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
	Mexico - 0.2%
	United Mexican States
$3,174	4.75%, 03/08/2044	$3,523

	Russia - 0.2%
	Russian Federation
4,400	3.25%, 04/04/2017 ■	4,669

	Total foreign government obligations
	(cost $7,513)	$8,192

MUNICIPAL BONDS - 1.2%
	General Obligations - 0.6%
	California State GO
$1,420	7.50%, 04/01/2034 ‡	$1,914
430	7.60%, 11/01/2040 ‡	607
	California State GO, Taxable
4,785	7.55%, 04/01/2039 ‡	6,674
	Oregon State GO
1,250	4.76%, 06/30/2028	1,477
		10,672
	Higher Education (Univ., Dorms, etc.) - 0.1%
	Curators University, System Facs Rev Build America Bonds
950	5.79%, 11/01/2041 ‡	1,279

	Utilities - Electric - 0.3%
	Municipal Elec Auth Georgia
4,510	6.64%, 04/01/2057	5,430

	Utilities - Water and Sewer - 0.2%
	San Franciso City & County, CA, Public Utilities
3,515	6.00%, 11/01/2040	4,372

	Total municipal bonds
	(cost $18,985)	$21,753

SENIOR FLOATING RATE INTERESTS ♦ - 0.7%
	Air Transportation - 0.0%
	Delta Air Lines, Inc.
$455	5.25%, 10/18/2018	$452

	Arts, Entertainment and Recreation - 0.1%
	Kabel Deutschland GmbH
930	4.25%, 02/01/2019	934
	Penn National Gaming, Inc.
210	3.75%, 07/16/2018 ☼	211
		1,145
	Construction - 0.0%
	Brand Energy & Infrastructure Services, Inc.
360	5.28%, 10/20/2018 ☼	358

	Finance and Insurance - 0.3%
	Asurion Corp., 2nd Lien Term Loan
223	9.00%, 05/24/2019	231
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
92	8.75%, 12/18/2017	85
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
218	8.75%, 12/18/2017	202
	Chrysler Group LLC
3,312	6.00%, 05/24/2017	3,380

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 0.7% - (continued)
	Finance and Insurance - 0.3% - (continued)
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
$754	4.21%, 11/29/2013	$746
		4,644
	Food Services - 0.0%
	OSI Restaurant Partners LLC
580	4.28%, 10/31/2019 ☼	582

	Furniture and Related Product Manufacturing - 0.0%
	Wilsonart International Holding LLC
320	4.78%, 10/03/2019 ☼	321

	Health Care and Social Assistance - 0.0%
	IMS Health, Inc.
290	4.50%, 08/26/2017 ☼	292

	Information - 0.1%
	Kronos, Inc.
945	4.53%, 10/31/2019 ☼	950
175	8.65%, 04/25/2020 ☼	176
	Warner Music Group Corp.
230	4.78%, 10/25/2018 ☼	231
		1,357
	Mining - 0.0%
	Fortescue Metals Group Ltd.
420	5.54%, 10/18/2017 ☼	418

	Pipeline Transportation - 0.1%
	EP Energy LLC
1,120	4.03%, 03/31/2019 ☼	1,117

	Plastics and Rubber Products Manufacturing - 0.0%
	Consolidated Container Co. LLC
520	5.00%, 07/03/2019	520

	Retail Trade - 0.1%
	EB Sports Corp.
2,210	11.50%, 12/31/2015 Þ	2,166

	Truck Transportation - 0.0%
	Nexeo Solutions LLC
295	5.00%, 09/09/2017	290

	Total senior floating rate interests
	(cost $13,530)	$13,662

U.S. GOVERNMENT AGENCIES - 57.8%
	FHLMC - 10.1%
$4,418	0.83%, 05/15/2037 ►	$759
18,249	0.92%, 01/15/2041 ►	2,596
8,008	0.97%, 12/15/2036 ►	1,331
62,400	3.00%, 11/15/2042 ☼	65,320
14,123	3.28%, 08/25/2018 ►	1,395
32,707	3.42%, 10/25/2020 ►	678
10,638	4.00%, 08/01/2025	11,487
14,500	4.50%, 11/15/2039 ☼	15,538
24,600	5.00%, 11/15/2038 ☼	26,618
48,507	5.50%, 03/01/2036 - 06/01/2041	52,836
3,701	5.85%, 01/15/2039 ►	592
7,000	6.00%, 01/01/2023 - 06/01/2038	7,758
		186,908
	FNMA - 14.8%
6,380	2.14%, 12/01/2027 ☼	6,376
2,250	2.20%, 12/01/2022 ☼	2,261
1,315	2.28%, 12/01/2027 ☼	1,333
1,110	2.34%, 12/01/2022 ☼	1,129
6,230	2.40%, 10/01/2022 - 12/01/2022 ☼	6,377
875	2.42%, 11/01/2022 ☼	888
895	2.47%, 12/01/2022 ☼	912
49,500	2.50%, 11/12/2027 ☼	51,805
5,180	2.67%, 06/25/2042 ►	781
3,300	3.00%, 10/15/2042	3,460
43,100	3.50%, 11/15/2040 ☼	45,908
6,550	3.89%, 11/25/2039 ►	1,324
12,577	4.00%, 06/01/2025 - 11/15/2040	13,525
23,046	4.50%, 08/01/2024 - 08/01/2040 ☼	24,874
53,861	5.00%, 04/01/2018 - 04/25/2038	58,954
28,753	5.50%, 01/01/2017 - 11/01/2037	31,693
8,785	5.55%, 10/25/2036 ►	1,611
15,110	6.00%, 03/01/2013 - 11/01/2039 ☼	16,840
12,459	6.00%, 09/25/2040 ►	1,845
289	7.00%, 10/01/2037	344
90	7.50%, 12/01/2029 - 09/01/2031	110
		272,350
	GNMA - 32.9%
18,800	3.00%, 11/15/2042 ☼	19,991
78,100	3.50%, 11/15/2041 ☼	84,995
254,638	4.00%, 11/15/2039 - 01/15/2041 ☼	278,670
104,206	4.50%, 07/15/2033 - 07/15/2041	115,202
37,839	5.00%, 08/15/2039 - 06/20/2040	42,066
25,269	5.50%, 05/15/2033 - 11/15/2039 ☼	27,925
32,094	6.00%, 11/15/2032 - 03/15/2041 ☼	36,350
1,104	6.50%, 09/15/2028 - 07/15/2032	1,300
		606,499
	Total U.S. government agencies
	(cost $1,047,317)	$1,065,757

U.S. GOVERNMENT SECURITIES - 13.8%
U.S. Treasury Securities - 13.8%
	U.S. Treasury Bonds - 7.5%
$27,086	3.13%, 11/15/2041 ‡	$28,745
544	3.75%, 08/15/2041 ‡	648
15,802	4.38%, 05/15/2041 □	20,859
17,076	4.75%, 02/15/2041 ‡	23,842
34,182	5.38%, 02/15/2031 ‡	49,265
10,325	6.25%, 05/15/2030 ‡	16,118
		139,477
	U.S. Treasury Notes - 6.3%
14,636	0.25%, 10/31/2013 - 01/31/2014 ╦‡	14,641
14,216	2.00%, 11/15/2021 - 02/15/2022 ‡	14,722
14,625	3.13%, 04/30/2017 □	16,238
64,950	4.25%, 11/15/2014 ‡	70,146
		115,747
		255,224
	Total U.S. government securities
	(cost $248,116)	$255,224

The accompanying notes are an integral part of these financial statements.

12

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
Interest Rate Contracts - 0.0%
	EURO 3-Year Mid-Curve
—	Expiration: 12/14/2012, Exercise Price: $98.00 †	$2

	Total put options purchased
	(cost $238)	$2

Shares or Principal Amount		Market Value ╪
PREFERRED STOCKS - 0.1%
	Banks - 0.0%
85	Federal Home Loan Mortgage Corp.	$148
—	US Bancorp	417
		565
	Diversified Financials - 0.1%
44	Citigroup Capital XIII	1,237

	Total preferred stocks
	(cost $3,707)	$1,802

	Total long-term investments
	(cost $2,094,479)	$2,178,006

SHORT-TERM INVESTMENTS - 13.3%
Repurchase Agreements - 13.3%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $44,265,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027
	- 2042, value of $45,150)
$44,265	0.30%, 10/31/2012	$44,265
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $18,023, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S.
Treasury Note 0.63%, 2017, value of
	$18,384)
18,023	0.25%, 10/31/2012	18,023
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $30,990, collateralized by FNMA 2.50%, 2027, value of $31,609)
30,990	0.35%, 10/31/2012	30,990
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $11,772, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $12,007)
11,772	0.35%, 10/31/2012	11,772
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $54,688, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $55,713)
54,688	0.28%, 10/31/2012	54,688
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $69,313, collateralized by
FFCB 0.23% - 5.70%, 2013 - 2020, FHLB
0.07% - 6.70%, 2012 - 2021, FHLMC
0.09% - 6.00%, 2012 - 2042, FNMA
0.22% - 6.63%, 2013 - 2042, value of
	$70,698)
69,312	0.25%, 10/31/2012	69,312
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $314, collateralized by U.S. Treasury Note 8.13%, 2019, value of $322)
314	0.25%, 10/31/2012	314
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $16,067, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $16,388)

16,066	0.30%, 10/31/2012		16,066
			245,430
	Total short-term investments
	(cost $245,430)		$245,430

	Total investments
	(cost $2,339,909) ▲	131.3%	$2,423,436
	Other assets and liabilities	(31.3)%	(577,997)
	Total net assets	100.0%	$1,845,439

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $2,343,281 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$88,937
Unrealized Depreciation	(8,782)
Net Unrealized Appreciation	$80,155

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $2, which rounds to zero percent of total net assets.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $170,062, which represents 9.2% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $1,144, which represents 0.1% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2012.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $446,839 at October 31, 2012.

Þ	This security may pay interest in additional principal instead of cash.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $9,350 was received from broker as collateral in connection with swap contracts. Securities valued at $7,978, held on behalf of the Fund at the custody bank, were designated by broker as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

14

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at October 31, 2012 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	401	12/31/2012	$88,392	$88,352	$(40)
U.S. Treasury 5-Year Note Future	1,303	12/31/2012	161,816	161,898	82
					$42
Short position contracts:
U.S. Treasury 10-Year Note Future	590	12/19/2012	$78,072	$78,489	$(417)
U.S. Treasury 30-Year Bond Future	134	12/19/2012	19,603	20,008	(405)
U.S. Treasury CME Ultra Long Term Bond Future	37	12/19/2012	6,168	6,108	60
					$(762)
					$(720)
*	The number of contracts does not omit 000's.

Securities Sold Short Outstanding at October 31, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FHLMC, 4.00%	$14,000	11/15/2039	$14,935	$85
FNMA, 2.50%	30,100	11/12/2027	31,502	66
FNMA, 3.00%	10,100	11/15/2042	10,591	57
FNMA, 4.00%	60,000	11/15/2040	64,247	195
FNMA, 5.00%	18,000	11/15/2039	19,637	(37)
FNMA, 5.50%	59,200	11/15/2040	64,907	(36)
GNMA, 3.50%	31,000	11/15/2041	33,683	29
GNMA, 4.00%	119,300	11/15/2039	130,503	35
GNMA, 4.50%	29,400	11/15/2040	31,963	310
			$401,968	$704

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
MXN	Buy	12/19/2012	JPM	$3,025	$3,007	$(18)
MXN	Buy	12/19/2012	RBC	8,137	8,007	(130)
MXN	Buy	12/19/2012	UBS	4,016	3,982	(34)
MXN	Sell	12/19/2012	BNP	1,858	1,815	43
MXN	Sell	12/19/2012	CSFB	739	717	22
MXN	Sell	12/19/2012	RBC	9,931	9,749	182
MXN	Sell	12/19/2012	UBS	2,753	2,715	38
						$103

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.06	BCLY	$696	(0.32)%	07/25/45	$393	$300	$(93)
ABX.HE.AAA.06	BCLY	6,823	(0.18)%	07/25/45	714	415	(299)
ABX.HE.AAA.06	GSC	10,632	(0.18)%	07/25/45	936	647	(289)
ABX.HE.AAA.06	MSC	2,378	(0.18)%	07/25/45	195	145	(50)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
ABX.HE.PENAAA.06	BCLY	$5,907	(0.11)%	05/25/46	$1,626	$1,258	$(368)
ABX.HE.PENAAA.06	GSC	3,060	(0.11)%	05/25/46	765	651	(114)
ABX.HE.PENAAA.06	JPM	4,147	(0.11)%	05/25/46	1,034	883	(151)
ABX.HE.PENAAA.06	MSC	1,603	(0.11)%	05/25/46	389	341	(48)
ABX.HE.PENAAA.07	BCLY	966	(0.09)%	08/25/37	422	391	(31)
ABX.HE.PENAAA.07	BCLY	2,541	(0.09)%	08/25/37	985	1,029	44
ABX.HE.PENAAA.07	GSC	632	(0.09)%	08/25/37	261	256	(5)
ABX.HE.PENAAA.07	JPM	1,539	(0.09)%	08/25/37	631	623	(8)
CDX.NA.HY.18	CSI	24,621	(5.00)%	06/20/17	1,231	(12)	(1,243)
CDX.NA.HY.19	BCLY	45,810	(5.00)%	12/20/17	315	373	58
CDX.NA.HY.19	CSI	54,975	(5.00)%	12/20/17	258	447	189
CDX.NA.HY.19	GSC	2,525	(5.00)%	12/20/17	4	21	17
CMBX.NA.A.1	DEUT	2,490	(0.35)%	10/12/52	1,150	1,078	(72)
CMBX.NA.A.1	GSC	1,155	(0.35)%	10/12/52	523	500	(23)
CMBX.NA.AA.1	UBS	3,050	(0.25)%	10/12/52	910	833	(77)
CMBX.NA.AJ.4	DEUT	1,670	(0.96)%	02/17/51	666	604	(62)
CMBX.NA.AJ.4	JPM	1,575	(0.96)%	02/17/51	530	570	40
CMBX.NA.AJ.4	MSC	3,420	(0.96)%	02/17/51	1,338	1,237	(101)
CMBX.NA.AJ.4	UBS	1,370	(0.96)%	02/17/51	460	495	35
CMBX.NA.AM.3	CSI	1,785	(0.50)%	12/13/49	362	258	(104)
CMBX.NA.AM.3	MSC	1,785	(0.50)%	12/13/49	355	258	(97)
CMBX.NA.AM.4	BCLY	990	(0.50)%	02/17/51	174	155	(19)
CMBX.NA.AM.4	JPM	1,000	(0.50)%	02/17/51	235	156	(79)
CMBX.NA.AM.4	MSC	6,055	(0.50)%	02/17/51	1,405	946	(459)
CMBX.NA.AM.4	UBS	5,875	(0.50)%	02/17/51	1,200	917	(283)
ITRX.XOV.18	GSC	EUR 13,145	(5.00)%	12/20/17	170	191	21
Total					$19,637	$15,966	$(3,671)
Sell protection:
ABX.HE.PENAAA.07	JPM	$964	0.76%	01/25/38	$(614)	$(484)	$130
CDX.NA.IG.18	MSC	20,415	1.00%	06/20/17	(143)	97	240
CDX.NA.IG.19	GSC	22,600	1.00%	12/20/17	43	6	(37)
CDX.NA.IG.19	JPM	41,150	1.00%	12/20/17	133	12	(121)
CDX.NA.IG.19	MSC	90,525	1.00%	12/20/17	325	28	(297)
CMBX.NA.AA.4	MSC	5,145	1.65%	02/17/51	(3,240)	(3,250)	(10)
CMBX.NA.AAA.2	DEUT	635	0.07%	03/15/49	(36)	(28)	8
CMBX.NA.AAA.2	JPM	1,025	0.07%	03/15/49	(41)	(45)	(4)
CMBX.NA.AAA.2	UBS	8,265	0.07%	03/15/49	(440)	(359)	81
CMBX.NA.AAA.3	DEUT	8,160	0.08%	12/13/49	(630)	(517)	113
CMBX.NA.AAA.3	JPM	14,785	0.08%	12/13/49	(1,184)	(936)	248
CMBX.NA.AAA.3	UBS	6,580	0.08%	12/13/49	(572)	(416)	156
CMBX.NA.AAA.5	MSC	2,910	0.35%	02/15/51	(231)	(156)	75
CMBX.NA.AJ.2	JPM	6,100	1.09%	03/15/49	(1,505)	(1,295)	210
CMBX.NA.AJ.3	UBS	2,585	1.47%	12/13/49	(1,017)	(884)	133
ITRX.EUR.18	GSC	EUR 12,175	1.00%	12/20/17	$(170)	$(224)	$(54)
PrimeX.ARM.1	MSC	1,550	4.42%	06/25/36	45	135	90
PrimeX.ARM.2	MSC	4,602	4.58%	12/25/37	(338)	(17)	321
Total					$(9,615)	$(8,333)	$1,282
Total traded indices					$10,022	$7,633	$(2,389)
Credit default swaps on single-name issues:
Buy protection:
Banco Santander S.A.	BCLY	$4,300	(1.00)% / 2.39%	03/20/15	$217	$138	$(79)
Morgan Stanley	JPM	2,850	(1.00)% / 1.92%	09/20/16	264	98	(166)
Total					$481	$236	$(245)

The accompanying notes are an integral part of these financial statements.

16

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Sell protection:
Pacific Gas & Electric Co.	CSI	$2,200	1.00% / 0.71%	09/20/16	$(18)	$25	$43
Total single name issues					$463	$261	$(202)
					$10,485	$7,894	$(2,591)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	2.00% Fixed	3M LIBOR	17,300	03/20/23	$(106)	$(260)	$(154)

* Notional shown in U.S. dollars unless otherwise noted.

Spreadlock Swap Contracts Outstanding at October 31, 2012

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	0.71	%*	160,000	03/21/13	$–	$182	$182

* This is a spreadlock swap between the 10-Year interest rate swap curve and the yield to maturity on a 30-Year FNMA.  If the rate on the 30-Year FNMA minus the 10-Year CMS (constant maturity swap) rate is greater than 0.71%, the Fund will receive money from the counterparty based on this differential.  If the rate on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.71%, the Fund will pay the counterparty.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
UBS	UBS AG

Currency Abbreviations:
EUR	EURO
MXN	Mexican New Peso

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
JSE	Johannesburg Stock Exhange
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Municipal Bond Abbreviations:
GO	General Obligation
Rev	Revenue

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

18

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$206,440	$–	$174,357	$32,083
Corporate Bonds	605,174	–	601,313	3,861
Foreign Government Obligations	8,192	–	8,192	–
Municipal Bonds	21,753	–	21,753	–
Preferred Stocks	1,802	1,385	417	–
Put Options Purchased	2	–	–	2
Senior Floating Rate Interests	13,662	–	13,662	–
U.S. Government Agencies	1,065,757	–	1,047,500	18,257
U.S. Government Securities	255,224	–	255,224	–
Short-Term Investments	245,430	–	245,430	–
Total	$2,423,436	$1,385	$2,367,848	$54,203
Credit Default Swaps *	2,252	–	2,252	–
Foreign Currency Contracts *	285	–	285	–
Futures *	142	142	–	–
Spreadlock Swaps *	182	–	182	–
Total	$2,861	$142	$2,719	$–
Liabilities:
Securities Sold Short	$401,968	$–	$401,968	$–
Total	$401,968	$–	$401,968	$–
Credit Default Swaps *	4,843	–	4,843	–
Foreign Currency Contracts *	182	–	182	–
Futures *	862	862	–	–
Interest Rate Swaps *	154	–	154	–
Total	$6,041	$862	$5,179	$–

♦	For the year ended October 31, 2012, investments valued at $601 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2012
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$10,304	$(916)	$4,935	†	$1,912	$25,939	$(8,423)	$377	$(2,045)	$32,083
Corporate Bonds	5,473	415	69	‡	(24)	4,016	(6,088)	—	—	3,861
Options Purchased	—	—	(236	)§	—	238	—	—	—	2
U.S. Government Agencies	1,711	—	10	**	—	18,247	—	—	(1,711)	18,257
Total	$17,488	$(501)	$4,778		$1,888	$48,440	$(14,511)	$377	$(3,756)	$54,203

Liabilities:
Swaps††	$—	$— ‡‡	$—		$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $2,940.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $135.
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $(236).
**	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $10.
††	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
‡‡	The realized gain (loss) earned for swaps during the period ended October 31, 2012 was $1,055.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,339,909)	$2,423,436
Unrealized appreciation on foreign currency contracts	285
Unrealized appreciation on swap contracts	2,434
Receivables:
Investment securities sold	616,425
Fund shares sold	3,044
Dividends and interest	13,322
Variation margin	345
Swap premiums paid	20,664
Other assets	107
Total assets	3,080,062
Liabilities:
Unrealized depreciation on foreign currency contracts	182
Unrealized depreciation on swap contracts	4,997
Bank overdraft	360
Securities sold short, at market value (proceeds $402,672)	401,968
Payables:
Investment securities purchased	804,139
Fund shares redeemed	2,388
Investment management fees	203
Dividends	70
Administrative fees	1
Distribution fees	73
Collateral received from broker	9,350
Variation margin	347
Accrued expenses	235
Swap premiums received	10,285
Other liabilities	25
Total liabilities	1,234,623
Net assets	$1,845,439
Summary of Net Assets:
Capital stock and paid-in-capital	$1,711,546
Undistributed net investment income	1,536
Accumulated net realized gain	51,306
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	81,051
Net assets	$1,845,439

The accompanying notes are an integral part of these financial statements.

21

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities – (continued)
October 31, 2012
(000’s Omitted)

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.16/$11.69
Shares outstanding	62,383
Net assets	$696,383
Class B: Net asset value per share	$11.08
Shares outstanding	4,243
Net assets	$47,026
Class C: Net asset value per share	$11.18
Shares outstanding	9,421
Net assets	$105,330
Class I: Net asset value per share	$11.17
Shares outstanding	1,000
Net assets	$11,177
Class R3: Net asset value per share	$11.35
Shares outstanding	876
Net assets	$9,944
Class R4: Net asset value per share	$11.33
Shares outstanding	1,936
Net assets	$21,940
Class R5: Net asset value per share	$11.33
Shares outstanding	90
Net assets	$1,018
Class Y: Net asset value per share	$11.32
Shares outstanding	84,137
Net assets	$952,621

The accompanying notes are an integral part of these financial statements.

22

The Hartford Total Return Bond Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$90
Interest	65,701
Total investment income	65,791

Expenses:
Investment management fees	9,348
Administrative services fees	59
Transfer agent fees	1,576
Distribution fees
Class A	1,677
Class B	508
Class C	1,040
Class R3	52
Class R4	61
Custodian fees	16
Accounting services fees	373
Registration and filing fees	162
Board of Directors' fees	51
Audit fees	31
Other expenses	253
Total expenses (before waivers and fees paid indirectly)	15,207
Expense waivers	(1,429)
Custodian fee offset	—
Total waivers and fees paid indirectly	(1,429)
Total expenses, net	13,778
Net Investment Income	52,013
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	81,502
Net realized loss on purchased options	(378)
Net realized loss on securities sold short	(4,807)
Net realized loss on futures	(3,771)
Net realized gain on written options	3,619
Net realized loss on swap contracts	(11,981)
Net realized loss on foreign currency contracts	(568)
Net realized gain on other foreign currency transactions	7
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	63,623
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	25,724
Net unrealized depreciation of purchased options	(2,106)
Net unrealized appreciation of securities sold short	704
Net unrealized depreciation of futures	(668)
Net unrealized depreciation of written options	(48)
Net unrealized depreciation of swap contracts	(3,031)
Net unrealized depreciation of foreign currency contracts	(20)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	244
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	20,799
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	84,422
Net Increase in Net Assets Resulting from Operations	$136,435

The accompanying notes are an integral part of these financial statements.

23

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$52,013	$65,094
Net realized gain on investments, other financial instruments and foreign currency transactions	63,623	47,414
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	20,799	(35,662)
Net Increase In Net Assets Resulting From Operations	136,435	76,846
Distributions to Shareholders:
From net investment income
Class A	(20,654)	(22,890)
Class B	(1,204)	(1,482)
Class C	(2,429)	(2,498)
Class I	(394)	(292)
Class R3	(285)	(263)
Class R4	(744)	(769)
Class R5	(34)	(28)
Class Y	(33,861)	(36,618)
Total from net investment income	(59,605)	(64,840)
From net realized gain on investments
Class A	(3,389)	—
Class B	(278)	—
Class C	(521)	—
Class I	(68)	—
Class R3	(56)	—
Class R4	(123)	—
Class R5	(5)	—
Class Y	(4,769)	—
Total from net realized gain on investments	(9,209)	—
Total distributions	(68,814)	(64,840)
Capital Share Transactions:
Class A	(1,103)	(163,778)
Class B	(9,675)	(16,035)
Class C	(2,816)	(14,289)
Class I	(1,200)	2,552
Class R3	(2,365)	3,242
Class R4	(4,297)	(456)
Class R5	(9)	325
Class Y	(35,823)	(51,915)
Net decrease from capital share transactions	(57,288)	(240,354)
Net Increase (Decrease) In Net Assets	10,333	(228,348)
Net Assets:
Beginning of period	1,835,106	2,063,454
End of period	$1,845,439	$1,835,106
Undistributed (distribution in excess of) net investment income (loss)	$1,536	$2,503

The accompanying notes are an integral part of these financial statements.

24

The Hartford Total Return Bond Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

25

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

26

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

27

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at October 31, 2012
Asset & Commercial Mortgage Backed Securities:
Discounted cash flow	Life expectancy (in months)	78 – 294 (195)	$30,100
	Internal rate of return	3.2% - 10.8% (7.0%)
Evaluated bid	Prior day valuation	Not Applicable	257
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	1,726
Corporate Bonds:
Evaluated bid	Prior day valuation	Not Applicable	83
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	3,778
Options Purchased:
Last Trade	N/A	Not Applicable	2
U.S. Government Agencies:
Cost	Recent trade price	Not Applicable	2,261
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	15,996
Total			$54,203

(1) Significant increases and decreases in these inputs may result in a significant change to the fair value.

(2) Inputs were weighted based on the fair value of the investments included in the range.

(3) For investments priced using indicative market quotes, those quotes represent the best available estimate of fair value as of October 31, 2012.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

28

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

29

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities,

30

which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. At October 31, 2012 the aggregate value of unfunded loan commitments was $251,760. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

31

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual

32

terms in the agreements. The Fund, as shown on the  Schedule of Investments, had outstanding purchased options contracts as of October 31, 2012. Transactions involving written options contracts during the year ended October 31, 2012, are summarized below:

Options Contract Activity During the Year Ended October 31, 2012:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	113,620,000	$6,626
Written	—	—
Expired	(39,220,000)	(1,650)
Closed	(74,400,000)	(4,976)
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	115,421,630	$1,095
Written	235	469
Expired	(88,921,865)	(1,231)
Closed	(26,500,000)	(333)
Exercised	—	—
End of year	—	$—

*	The number of contracts does not omit 000's. In the prior year, the number of contracts was displayed in U.S. dollars; currently all contracts are displayed in local currency.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

33

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

34

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swaps as of October 31, 2012.

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$2	$—	$—	$—	$—	$—	$2
Unrealized appreciation on foreign currency contracts	—	285	—	—	—	—	285
Unrealized appreciation on swap contracts	182	—	2,252	—	—	—	2,434
Variation margin receivable *	344	—	—	—	—	—	344
Total	$528	$285	$2,252	$—	$—	$—	$3,065

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$182	$—	$—	$—	$—	$182
Unrealized depreciation on swap contracts	154	—	4,843	—	—	—	4,997
Variation margin payable *	347	—	—	—	—	—	347
Total	$501	$182	$4,843	$—	$—	$—	$5,526

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(720) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

35

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on investments in purchased options	$(2,051)	$3,648	$(1,975)	$—	$—	$—	$(378)
Net realized loss on futures	(3,771)	—	—	—	—	—	(3,771)
Net realized gain on written options	742	993	1,884	—	—	—	3,619
Net realized gain (loss) on swap contracts	525	—	(12,506)	—	—	—	(11,981)
Net realized loss on foreign currency contracts	—	(568)	—	—	—	—	(568)
Total	$(4,555)	$4,073	$(12,597)	$—	$—	$—	$(13,079)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$144	$(1,496)	$(754)	$—	$—	$—	$(2,106)
Net change in unrealized depreciation of futures	(668)	—	—	—	—	—	(668)
Net change in unrealized appreciation (depreciation) of written options	(200)	(1,164)	1,316	—	—	—	(48)
Net change in unrealized appreciation (depreciation) of swap contracts	28	—	(3,059)	—	—	—	(3,031)
Net change in unrealized depreciation of foreign currency contracts	—	(20)	—	—	—	—	(20)
Total	$(696)	$(2,680)	$(2,497)	$—	$—	$—	$(5,873)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short

36

periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$59,580	$64,957
Long-Term Capital Gains ‡	9,209	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$31,311
Undistributed Long-Term Capital Gain	24,356
Unrealized Appreciation *	78,296
Total Accumulated Earnings	$133,963

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

37

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$6,625
Accumulated Net Realized Gain (Loss)	(6,684)
Capital Stock and Paid-in-Capital	59

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

38

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

HIFSCO has voluntarily agreed to waive management fees of 0.06% of average daily net assets until October 31, 2012.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO in connection with the 0.06% management fee waiver has limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.89%	1.64%	1.64%	0.64%	1.19%	0.89%	0.59%	0.54%

39

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	0.89%
Class B	1.64
Class C	1.63
Class I	0.62
Class R3	1.19
Class R4	0.89
Class R5	0.59
Class Y	0.49

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $1,623 and contingent deferred sales charges of $74 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $46.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related

40

contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	10	11%

As of October 31, 2012, 38% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$10,236,992
Sales Proceeds Excluding U.S. Government Obligations	9,928,220
Cost of Purchases for U.S. Government Obligations	359,058
Sales Proceeds for U.S. Government Obligations	334,431

41

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	11,734	2,148	(14,045)	—	(163)	12,124	2,086	(29,755)	—	(15,545)
Amount	$128,474	$23,391	$(152,968)	$—	$(1,103)	$128,376	$22,087	$(314,241)	$—	$(163,778)
Class B
Shares	336	128	(1,358)	—	(894)	559	131	(2,219)	—	(1,529)
Amount	$3,632	$1,386	$(14,693)	$—	$(9,675)	$5,888	$1,377	$(23,300)	$—	$(16,035)
Class C
Shares	1,808	240	(2,307)	—	(259)	2,298	205	(3,880)	—	(1,377)
Amount	$19,749	$2,615	$(25,180)	$—	$(2,816)	$24,593	$2,178	$(41,060)	$—	$(14,289)
Class I
Shares	623	32	(766)	—	(111)	1,631	21	(1,419)	—	233
Amount	$6,791	$350	$(8,341)	$—	$(1,200)	$17,317	$228	$(14,993)	$—	$2,552
Class R3
Shares	364	31	(608)	—	(213)	599	24	(323)	—	300
Amount	$4,030	$341	$(6,736)	$—	$(2,365)	$6,443	$262	$(3,463)	$—	$3,242
Class R4
Shares	533	78	(994)	—	(383)	565	71	(681)	—	(45)
Amount	$5,863	$866	$(11,026)	$—	$(4,297)	$6,085	$769	$(7,310)	$—	$(456)
Class R5
Shares	31	3	(35)	—	(1)	57	2	(28)	—	31
Amount	$342	$39	$(390)	$—	$(9)	$611	$27	$(313)	$—	$325
Class Y
Shares	25,784	3,494	(32,385)	—	(3,107)	28,410	3,411	(36,317)	—	(4,496)
Amount	$284,051	$38,588	$(358,462)	$—	$(35,823)	$303,536	$36,618	$(392,069)	$—	$(51,915)
Total
Shares	41,213	6,154	(52,498)	—	(5,131)	46,243	5,951	(74,622)	—	(22,428)
Amount	$452,932	$67,576	$(577,796)	$—	$(57,288)	$492,849	$63,546	$(796,749)	$—	$(240,354)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	211	$2,300
For the Year Ended October 31, 2011	320	$3,383

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

42

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

43

The Hartford Total Return Bond Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$–	$(0.39)	$11.16
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	–	(0.31)	11.08
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	–	(0.31)	11.18
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	–	(0.42)	11.17
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	–	(0.36)	11.35
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	–	(0.39)	11.33
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	–	(0.42)	11.33
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	–	(0.43)	11.32

For the Year Ended October 31, 2011
A	10.70	0.33	0.06	0.39	(0.33)	–	–	(0.33)	10.76
B	10.63	0.25	0.07	0.32	(0.26)	–	–	(0.26)	10.69
C	10.71	0.26	0.07	0.33	(0.26)	–	–	(0.26)	10.78
I	10.70	0.37	0.06	0.43	(0.36)	–	–	(0.36)	10.77
R3	10.87	0.31	0.06	0.37	(0.30)	–	–	(0.30)	10.94
R4	10.85	0.34	0.06	0.40	(0.33)	–	–	(0.33)	10.92
R5	10.85	0.37	0.07	0.44	(0.37)	–	–	(0.37)	10.92
Y	10.84	0.38	0.07	0.45	(0.38)	–	–	(0.38)	10.91

For the Year Ended October 31, 2010
A	10.21	0.35	0.51	0.86	(0.37)	–	–	(0.37)	10.70
B	10.15	0.27	0.50	0.77	(0.29)	–	–	(0.29)	10.63
C	10.23	0.28	0.49	0.77	(0.29)	–	–	(0.29)	10.71
I	10.22	0.37	0.51	0.88	(0.40)	–	–	(0.40)	10.70
R3	10.36	0.33	0.52	0.85	(0.34)	–	–	(0.34)	10.87
R4	10.35	0.36	0.51	0.87	(0.37)	–	–	(0.37)	10.85
R5	10.35	0.39	0.51	0.90	(0.40)	–	–	(0.40)	10.85
Y	10.34	0.40	0.51	0.91	(0.41)	–	–	(0.41)	10.84

For the Year Ended October 31, 2009
A	9.20	0.40	1.07	1.47	(0.46)	–	–	(0.46)	10.21
B	9.15	0.33	1.06	1.39	(0.39)	–	–	(0.39)	10.15
C	9.22	0.33	1.06	1.39	(0.38)	–	–	(0.38)	10.23
I	9.21	0.43	1.06	1.49	(0.48)	–	–	(0.48)	10.22
R3	9.32	0.42	1.05	1.47	(0.43)	–	–	(0.43)	10.36
R4	9.32	0.42	1.07	1.49	(0.46)	–	–	(0.46)	10.35
R5	9.32	0.42	1.09	1.51	(0.48)	–	–	(0.48)	10.35
Y	9.31	0.45	1.07	1.52	(0.49)	–	–	(0.49)	10.34

For the Year Ended October 31, 2008
A	10.52	0.49	(1.29)	(0.80)	(0.52)	–	–	(0.52)	9.20
B	10.47	0.42	(1.29)	(0.87)	(0.45)	–	–	(0.45)	9.15
C	10.54	0.42	(1.30)	(0.88)	(0.44)	–	–	(0.44)	9.22
I	10.52	0.52	(1.28)	(0.76)	(0.55)	–	–	(0.55)	9.21
R3	10.64	0.47	(1.30)	(0.83)	(0.49)	–	–	(0.49)	9.32
R4	10.65	0.51	(1.32)	(0.81)	(0.52)	–	–	(0.52)	9.32
R5	10.64	0.54	(1.31)	(0.77)	(0.55)	–	–	(0.55)	9.32
Y	10.64	0.54	(1.31)	(0.77)	(0.56)	–	–	(0.56)	9.31

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Expense ratios do not include expenses of the Underlying Funds.

44

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

7.50%	$696,383	0.98%		0.89%		2.64%	77%
6.66	47,026	1.85		1.64		1.90	–
6.70	105,330	1.69		1.63		1.90	–
7.78	11,177	0.68		0.62		2.92	–
7.14	9,944	1.27		1.19		2.35	–
7.47	21,940	0.95		0.89		2.65	–
7.79	1,018	0.66		0.59		2.94	–
7.91	952,621	0.55		0.49		3.04	–

3.78	673,310	0.98		0.95		3.16	131
3.03	54,934	1.85		1.70		2.41	–
3.10	104,382	1.69		1.69		2.42	–
4.15	11,973	0.68		0.68		3.45	–
3.49	11,922	1.26		1.25		2.85	–
3.81	25,330	0.95		0.95		3.16	–
4.12	990	0.66		0.65		3.46	–
4.23	952,265	0.54		0.54		3.56	–

8.57	835,450	0.99	(E)	0.98	(E)	3.38	201
7.72	70,845	1.87	(E)	1.74	(E)	2.62	–
7.68	118,462	1.71	(E)	1.70	(E)	2.66	–
8.73	9,395	0.74	(E)	0.73	(E)	3.62	–
8.36	8,571	1.29	(E)	1.24	(E)	3.12	–
8.57	25,652	0.97	(E)	0.96	(E)	3.40	–
8.87	655	0.69	(E)	0.67	(E)	3.69	–
9.00	994,424	0.57	(E)	0.56	(E)	3.80	–

16.38	816,191	1.03	(E)	1.00	(E)	4.18	215
15.60	83,760	1.95	(E)	1.68	(E)	3.51	–
15.48	119,568	1.76	(E)	1.75	(E)	3.42	–
16.65	10,680	0.77	(E)	0.75	(E)	4.36	–
16.19	1,836	1.42	(E)	1.25	(E)	3.65	–
16.39	21,920	0.98	(E)	0.98	(E)	4.17	–
16.73	408	0.69	(E)	0.69	(E)	4.35	–
16.87	926,793	0.58	(E)	0.58	(E)	4.57	–

(7.99)	650,149	1.02		1.00		4.76	184
(8.68)	73,557	1.93		1.71		4.05	–
(8.66)	87,277	1.74		1.74		4.01	–
(7.62)	6,128	0.68		0.68		5.10	–
(8.15)	130	1.44		1.25		4.62	–
(7.98)	12,698	0.99		0.99		4.81	–
(7.62)	271	0.70		0.70		5.08	–
(7.62)	559,555	0.59		0.59		5.19	–

45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Total Return Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Total Return Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

46

The Hartford Total Return Bond Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

47

The Hartford Total Return Bond Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

48

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

49

The Hartford Total Return Bond Fund

Federal Tax Information (Unaudited))

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 5.25%.

50

The Hartford Total Return Bond Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,040.62	$4.56	$1,000.00	$1,020.66	$4.52	0.89%	184	366
Class B	$1,000.00	$1,037.03	$8.40	$1,000.00	$1,016.89	$8.31	1.64	184	366
Class C	$1,000.00	$1,037.67	$8.34	$1,000.00	$1,016.96	$8.25	1.63	184	366
Class I	$1,000.00	$1,041.97	$3.18	$1,000.00	$1,022.02	$3.15	0.62	184	366
Class R3	$1,000.00	$1,039.26	$6.10	$1,000.00	$1,019.15	$6.04	1.19	184	366
Class R4	$1,000.00	$1,040.90	$4.56	$1,000.00	$1,020.67	$4.52	0.89	184	366
Class R5	$1,000.00	$1,042.47	$3.03	$1,000.00	$1,022.17	$3.00	0.59	184	366
Class Y	$1,000.00	$1,043.02	$2.57	$1,000.00	$1,022.62	$2.54	0.50	184	366

51

The Hartford Total Return Bond Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Total Return Bond Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

52

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board reviewed the Fund’s performance over multiple periods as compared to its peer group and benchmark. The Board noted that the Fund had underperformed relative to its peer group for the 1-, 3- and 5-year periods. The Board also noted that the Fund had underperformed relative to its benchmark for the 5-year period and that its performance was in line with the benchmark for the 1- and 3-year periods. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

53

The Hartford Total Return Bond Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

54

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

55

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TRB12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Unconstrained Bond Fund* *Prior to April 23, 2012, The Hartford Unconstrained Bond Fund was known as The Hartford Corporate Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Unconstrained Bond Fund

(formerly The Hartford Corporate Opportunities Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Unconstrained Bond Fund inception 10/31/2002
(formerly The Hartford Corporate Opportunities Fund)
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize long-term total return.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Unconstrained Bond A#	8.99%	5.67%	5.64%
Unconstrained Bond A##	4.08%	4.70%	5.16%
Unconstrained Bond B#	8.18%	4.87%	5.03	%*
Unconstrained Bond B##	3.18%	4.54%	5.03	%*
Unconstrained Bond C#	8.27%	4.88%	4.88%
Unconstrained Bond C##	7.27%	4.88%	4.88%
Unconstrained Bond I#	9.12%	5.69%	5.65%
Unconstrained Bond R3#	8.68%	5.88%	5.29	%‡
Unconstrained Bond R4#	9.01%	5.95%	5.33	%‡
Unconstrained Bond R5#	9.33%	6.02%	5.37	%‡
Unconstrained Bond Y#	9.25%	6.00%	5.36	%‡
Barclays U.S. Aggregate Bond Index	5.25%	6.38%	5.39%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.
‡	Rates shown are since inception date of Class Y shares.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions and certain other activity as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses. Class Y shares commenced operations on 11/28/03.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index (formerly known as Barclays Capital U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Unconsrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Campe Goodman, CFA	Lucius T. Hill III	Joseph F. Marvan, CFA
Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager	Senior Vice President and Fixed Income Portfolio Manager

As of April 23, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Unconstrained Bond Fund returned 8.99%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 5.25% for the same period. The Fund underperformed the 9.98% return of the average fund in the Lipper Multi-Sector Income Funds peer group, a group of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and the U.S. Federal Reserve Board (Fed) - responded with bold policy moves. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the eurozone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

The Fed remained extremely accommodative throughout the period, which further supported fixed income assets. In September, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of additional mortgage-backed securities per month. Additionally, the central bank extended its rates guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Economic data released throughout the period painted a mixed picture of the U.S. economy. Consumer confidence weakened and the labor market remained sluggish. However, there was growing enthusiasm over a recovery in housing as home prices showed their first year-over-year gain in years.

The Treasury yield curve flattened over the period as longer-term rates declined more than short-term yields. All of the major fixed income sectors posted strong absolute returns driven by the decline in Treasury yields, and all sectors outperformed Treasuries on a duration-adjusted basis.

An allocation to bank loans and the Fund’s mortgage backed security exposure were the primary drivers of the Fund’s outperformance. The Fund’s allocation to non-agency MBS (mortgage-backed securities) was the top contributor to relative results as non-agencies performed strongly amid improved sentiment around U.S. housing, low long-term interest rates and strong investor demand. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to agency MBS pass-throughs, particularly in lower coupons, was also positive for relative performance as the sector experienced strong performance from continued Fed purchases, increased investor demand and the announcement of the Fed’s Quantitative Easing 3 policy. During the period, we positioned the Fund with an underweight to investment grade credit in favor of an allocation to lower tier credit sectors, including bank loans. Within bank loans, we emphasized the high and middle quality portions of the market based on compelling valuations and attractive yields. Additionally, we had bank loan exposure via credit default swap indexes which boosted relative results. The bank loan sector generated strong performance for the period and added significantly to relative results. The Fund’s overweight to commercial mortgage-backed securities was also additive to performance as was exposure to non-U.S. dollar developed market government bonds, via forwards, swaps, and futures. The Fund’s high yield positioning detracted from performance overall. Positive results from an allocation to BB-rated high yield issuers were more than

3

The Hartford Unconstrained Bond Fund (formerly The Hartford Corportate Opportunities Fund)
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

offset by the negative impact of high yield credit default swap index positions, which were used as a source of liquidity and to manage overall portfolio risk. The Fund’s duration positioning and exposure to emerging markets debt were also small detractors from benchmark-relative performance.

What is the outlook?

We expect U.S. economic momentum to be slow but still positive. However, short-term growth prospects are vulnerable to shocks potentially emanating from Europe and domestically, given the impending “fiscal cliff” (i.e. expiration of certain tax rate cuts combined with forced spending cuts). The Fed appears willing to tolerate higher inflation in exchange for market stability and has stated that it will continue to provide accommodation until employment improves. We believe that rates will stay low for an extended period.

At the end of the period, our underweight duration exposure was primarily due to U.S. interest rates achieved via a meaningful allocation to U.S. Treasury bonds. In addition, we had limited, opportunistic exposure to rates in countries such as Mexico and Canada. We also had an allocation to emerging markets debt as we believe valuations in the sector are attractive.

We continued to have exposure to the credit sector, particularly high yield corporate bonds. Despite the recent rally, at the end of the period we still believed that high yield bonds remained attractive, given strong credit fundamentals, low default rate expectations, and a supportive technical backdrop. We favored an allocation to BB high yield due to attractive valuations. We held a modest position in bank loans as of October 31, 2012. Default rates within bank loans by principal amount and issuer count remain at historical lows. Additionally, with bank-loan mutual funds reporting strong net inflows, the technical picture remained resilient. Despite recent improvement, at the end of the period bank loan valuations still reflected investor skittishness about holding risk assets and therefore, we believe, continued to offer an attractive entry point.

We reduced our overweight to agency MBS during the period based on its recent strong performance, while additional Fed purchases made MBS more expensive. We also had exposure to the CMBS market as we continue to believe that there is strong collateralization in senior CMBS tranches.

At the end of the period our currency exposure was primarily in U.S. dollars. However, we have limited opportunistic active currency exposure to several currencies including the Mexican Peso, Polish Zloty, and South African Rand.

Distribution by Credit Quality
as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.4%
Aa / AA	0.2
A	1.6
Baa / BBB	5.2
Ba / BB	9.6
B	12.0
Caa / CCC or Lower	7.1
Unrated	2.7
U.S. Government Agencies and Securities	103.4
Non Debt Securities and Other Short-Term Instruments	3.9
Other Assets & Liabilities	(49.1)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Industry
as of October 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.5%
Administrative Waste Management and Remediation	0.4
Agriculture, Construction, Mining and Machinery	0.1
Air Transportation	0.4
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	1.6
Beverage and Tobacco Product Manufacturing	0.1
Chemical Manufacturing	0.2
Computer and Electronic Product Manufacturing	0.8
Construction	0.4
Fabricated Metal Product Manufacturing	0.2
Finance and Insurance	14.9
Food Services	0.3
Furniture and Related Product Manufacturing	0.1
Health Care and Social Assistance	2.2
Information	4.9
Machinery Manufacturing	0.2
Mining	1.1
Miscellaneous Manufacturing	0.5
Motor Vehicle and Parts Manufacturing	1.3
Nonmetallic Mineral Product Manufacturing	0.1
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	1.2
Pipeline Transportation	0.8
Plastics and Rubber Products Manufacturing	0.5
Primary Metal Manufacturing	0.3
Printing and Related Support Activities	0.0
Professional, Scientific and Technical Services	0.6
Real Estate, Rental and Leasing	0.9
Retail Trade	2.0
Soap, Cleaning Compound and Toilet Manufacturing	0.0
Transportation	0.3
Transportation Equipment Manufacturing	0.1
Truck Transportation	0.3
Utilities	0.7
Water Transportation	0.0
Wholesale Trade	0.2
Total	38.5%
Equity Securities
Diversified Financials	0.1
Total	0.1%
Foreign Government Obligations	3.3
U.S. Government Agencies	66.0
U.S. Government Securities	37.4
Short-Term Investments	3.8
Other Assets and Liabilities	(49.1)
Total	100.0%

5

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.2%
	Finance and Insurance - 12.2%
	Argent Securities, Inc.
$730	0.36%, 06/25/2036 Δ	$240
	Banc of America Commercial Mortgage, Inc.
540	5.34%, 11/10/2042 Δ	593
	Banc of America Mortgage Securities
176	3.12%, 09/25/2035 Δ	154
	BCAP LLC Trust
287	0.39%, 03/25/2037 Δ	203
	Bear Stearns Adjustable Rate Mortgage Trust
78	2.37%, 02/25/2036 Δ	74
492	2.47%, 10/25/2035 Δ	460
	CFCRE Commercial Mortgage Trust
220	5.75%, 12/15/2047 ■Δ	202
	Citigroup Commercial Mortgage Trust, Inc.
424	0.56%, 03/25/2037 Δ	171
	Citigroup/Deutsche Bank Commercial Mortgage Trust
575	5.32%, 12/11/2049	661
556	5.39%, 07/15/2044 ╦Δ	620
205	5.40%, 12/11/2049	116
	Commercial Mortgage Pass-Through Certificates
1,756	2.98%, 07/10/2046 ■►	148
490	4.93%, 11/15/2045 ■	438
	CW Capital Cobalt Ltd.
260	5.22%, 08/15/2048	292
	Equity One ABS, Inc.
3	2.71%, 07/25/2034 Δ	—
21	5.46%, 12/25/2033	7
	First Horizon Alternative Mortgage Securities
581	2.55%, 04/25/2036 Δ	405
763	2.60%, 09/25/2035 Δ	623
	First Horizon Mortgage Pass-through Trust
303	2.53%, 08/25/2037 Δ	236
	Goldman Sachs Mortgage Securities Trust
300	3.55%, 04/10/2034 ■	324
	GSAMP Trust
395	0.30%, 01/25/2037 Δ	171
1,203	0.36%, 09/25/2036 Δ	468
1,056	0.44%, 02/25/2037 Δ	471
	GSR Mortgage Loan Trust
495	2.71%, 01/25/2036 Δ	365
535	2.92%, 04/25/2035 Δ	463
144	3.06%, 10/25/2035 Δ	130
395	3.38%, 11/25/2035 Δ	338
	Harborview Mortgage Loan Trust
447	2.85%, 01/19/2035 Δ	381
	Home Equity Loan Trust
241	2.65%, 11/25/2035 Δ	213
	JP Morgan Chase Commercial Mortgage Securities Corp.
105	2.75%, 10/15/2045 ■	59
200	3.91%, 05/05/2022 ■Δ	219
475	4.83%, 10/15/2045 ■Δ	411
447	5.47%, 01/12/2043 - 04/15/2043 Δ	500
375	5.48%, 12/12/2044 Δ	422
	JP Morgan Mortgage Acquisition Corp.
1,465	0.45%, 08/25/2036 Δ	470
	JP Morgan Mortgage Trust
150	3.09%, 09/25/2035 Δ	142
	LB-UBS Commercial Mortgage Trust
275	5.20%, 11/15/2030 Δ	306
625	5.35%, 11/15/2038	720
622	5.43%, 02/15/2040	716
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	—
	Merrill Lynch Mortgage Trust
100	5.39%, 11/12/2037 Δ	112
	Merrill Lynch/Countrywide Commercial Mortgage Trust
475	5.81%, 06/12/2050 ‡Δ	543
	Morgan Stanley Capital I
475	5.69%, 04/15/2049 ╦Δ	547
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ■●†	—
	Renaissance Home Equity Loan Trust
185	6.16%, 05/25/2036	4
	Residential Funding Mortgage Securities, Inc.
402	6.00%, 07/25/2037	374
	Saxon Asset Securities Trust
350	0.38%, 11/25/2036 Δ	211
	Securitized Asset Backed Receivables LLC
477	0.30%, 07/25/2036 Δ	193
	Soundview Home Equity Loan Trust, Inc.
1,085	0.45%, 07/25/2036 Δ	504
300	0.46%, 06/25/2036 Δ	165
715	1.31%, 09/25/2037 Δ	341
	Structured Adjustable Rate Mortgage Loan Trust
822	2.64%, 02/25/2036 Δ	578
	UBS-Barclays Commercial Mortgage Trust
320	3.53%, 05/10/2063	349
431	4.96%, 08/10/2049 ■	339
	Wachovia Bank Commercial Mortgage Trust
80	5.08%, 03/15/2042	87
385	5.49%, 07/15/2041 Δ	409
	Wells Fargo Commercial Mortgage Trust
85	4.78%, 10/15/2045 ■	75
	Wells Fargo Mortgage Backed Securities Trust
345	2.68%, 04/25/2036 Δ	306
	WF-RBS Commercial Mortgage Trust
4,908	4.15%, 11/15/2044 ■►	597
400	4.96%, 11/15/2045 ■	351
145	5.00%, 06/15/2044 ■	112
		19,129

	Total asset & commercial mortgage backed securities
	(cost $18,336)	$19,129

CORPORATE BONDS - 10.3%
	Accommodation and Food Services - 0.2%
	Caesars Operating Escrow
$135	9.00%, 02/15/2020 ■	$134

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 10.3% - (continued)
	Accommodation and Food Services - 0.2% - (continued)
	Choice Hotels International, Inc.
$60	5.75%, 07/01/2022	$66
	MGM Mirage, Inc.
40	11.13%, 11/15/2017	44
	Wynn Las Vegas LLC
95	7.75%, 08/15/2020	107
		351
	Administrative Waste Management and Remediation - 0.1%
	Clean Harbors, Inc.
36	5.25%, 08/01/2020 ■	37
	Iron Mountain, Inc.
45	5.75%, 08/15/2024	45
		82
	Apparel Manufacturing - 0.0%
	Hanesbrands, Inc.
30	6.38%, 12/15/2020	33
	Phillips Van-Heusen Corp.
30	7.38%, 05/15/2020	33
		66
	Arts, Entertainment and Recreation - 0.9%
	AMC Entertainment, Inc.
20	8.75%, 06/01/2019	22
55	9.75%, 12/01/2020	62
	CCO Holdings LLC
292	5.25%, 09/30/2022	293
40	7.25%, 10/30/2017	44
160	7.88%, 04/30/2018	173
	Clear Channel Worldwide Holdings, Inc.
45	9.25%, 12/15/2017	48
	Emdeon, Inc.
50	11.00%, 12/31/2019	57
	Fidelity National Information Services, Inc.
100	5.00%, 03/15/2022	102
	Gray Television, Inc.
40	7.50%, 10/01/2020 ■	40
	Great Canadian Gaming Co.
CAD 20	6.63%, 07/25/2022 ■	21
	Greektown Superholdings, Inc.
100	13.00%, 07/01/2015	107
	Isle of Capri Casinos, Inc.
61	8.88%, 06/15/2020 ■	64
	NAI Entertainment Holdings LLC
22	8.25%, 12/15/2017 ■	24
	NCR Corp.
5	5.00%, 07/15/2022 ■	5
	Sirius XM Radio, Inc.
20	5.25%, 08/15/2022 ■	20
	Starz Financial Corp.
10	5.00%, 09/15/2019 ■	10
	Unitymedia Hessen GmbH & Co.
121	8.13%, 12/01/2017 ■	131
	Univision Communications, Inc.
55	6.75%, 09/15/2022 ■	55
	Videotron Ltee
76	5.00%, 07/15/2022	79
		1,357
	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
15	4.63%, 03/01/2023	15
85	6.00%, 05/01/2022	96
60	7.25%, 05/15/2017	71
		182
	Chemical Manufacturing - 0.1%
	Ashland, Inc.
5	4.75%, 08/15/2022 ■	5
	Ferro Corp.
25	7.88%, 08/15/2018	23
	Hexion Specialty Chemicals
35	8.88%, 02/01/2018	35
	Hexion U.S. Finance Corp.
25	6.63%, 04/15/2020	25
	Momentive Performance Materials, Inc.
30	9.00%, 01/15/2021	21
	Nufarm Australia Ltd.
55	6.38%, 10/15/2019 ■	57
		166
	Computer and Electronic Product Manufacturing - 0.3%
	CDW Escrow Corp.
105	8.50%, 04/01/2019	112
	CDW LLC/CDW Finance
35	8.00%, 12/15/2018	38
	Esterline Technologies Corp.
75	7.00%, 08/01/2020	83
	Freescale Semiconductor, Inc.
70	8.05%, 02/01/2020	65
	Jabil Circuit, Inc.
20	4.70%, 09/15/2022	20
	Seagate HDD Cayman
95	6.88%, 05/01/2020	99
55	7.00%, 11/01/2021	58
	Sorenson Communications, Inc.
65	10.50%, 02/01/2015 ■	53
		528
	Construction - 0.2%
	Centex Corp.
100	6.50%, 05/01/2016	114
	K Hovnanian Enterprises, Inc.
65	9.13%, 11/15/2020 ■	68
	KB Home
36	7.50%, 09/15/2022	39
	Lennar Corp.
95	4.75%, 12/15/2017 - 11/15/2022 ■	98
	Ryland Group, Inc.
25	5.38%, 10/01/2022	25
		344
	Fabricated Metal Product Manufacturing - 0.2%
	Anixter International, Inc.
30	5.63%, 05/01/2019	32
	Ball Corp.
25	5.00%, 03/15/2022	26
75	6.75%, 09/15/2020	82
	Masco Corp.
80	5.95%, 03/15/2022	90
	Ply Gem Industries, Inc.
20	9.38%, 04/15/2017 ■	21
		251

The accompanying notes are an integral part of these financial statements.

7

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 10.3% - (continued)
	Finance and Insurance - 1.2%
	Ally Financial, Inc.
$100	5.50%, 02/15/2017	$106
	CIT Group, Inc.
140	5.25%, 03/15/2018	149
114	5.50%, 02/15/2019 ■	122
	CNH Capital LLC
10	3.88%, 11/01/2015 ■	10
	Community Choice Financial, Inc.
50	10.75%, 05/01/2019	49
	Credit Acceptance Corp.
25	9.13%, 02/01/2017	27
	DuPont Fabros Technology L.P.
40	8.50%, 12/15/2017	44
	Fibria Overseas Finance Ltd.
200	6.75%, 03/03/2021 ■	221
	Ford Motor Credit Co. LLC
50	6.63%, 08/15/2017	58
	Host Hotels & Resorts L.P.
80	6.00%, 11/01/2020	89
	ING US, Inc.
90	5.50%, 07/15/2022 ■	98
	Ladder Capital Finance Holdings LLC
71	7.38%, 10/01/2017 ■	72
	Lloyds Banking Group plc
100	7.88%, 11/01/2020 ■	103
	National Money Mart Co.
20	10.38%, 12/15/2016	22
	Nationstar Mortgage LLC
55	7.88%, 10/01/2020 ■	57
	Nuveen Investments, Inc.
25	9.13%, 10/15/2017 ■	25
65	9.50%, 10/15/2020 ■	65
	Penson Worldwide, Inc.
913	12.50%, 05/15/2017 ■	203
	Provident Funding Associates L.P.
98	10.25%, 04/15/2017 ■	107
	SLM Corp.
60	7.25%, 01/25/2022	66
115	8.45%, 06/15/2018 ╦	137
	TitleMax, Inc.
65	13.25%, 07/15/2015	72
		1,902
	Health Care and Social Assistance - 0.8%
	Alere, Inc.
70	9.00%, 05/15/2016	74
	Biomet, Inc.
40	6.50%, 08/01/2020 - 10/01/2020 ■	40
	BioScrip, Inc.
45	10.25%, 10/01/2015	48
	Community Health Systems, Inc.
68	5.13%, 08/15/2018	71
45	7.13%, 07/15/2020	48
	Fresenius Medical Care U.S. Finance II, Inc.
115	5.63%, 07/31/2019 ■	121
	HCA, Inc.
25	4.75%, 05/01/2023	25
51	5.88%, 05/01/2023	51
75	6.50%, 02/15/2020	83
162	7.50%, 11/15/2095	138
125	8.50%, 04/15/2019	140
	HealthSouth Corp.
70	7.25%, 10/01/2018	76
	Hologic, Inc.
5	6.25%, 08/01/2020 ■	5
	Radiation Therapy Services, Inc.
60	8.88%, 01/15/2017	58
	Savient Pharmaceuticals, Inc.
60	4.75%, 02/01/2018 ۞	16
	Tenet Healthcare Corp.
30	4.75%, 06/01/2020 ■	30
70	6.25%, 11/01/2018	76
110	8.88%, 07/01/2019	123
	Valeant Pharmaceuticals International, Inc.
80	6.75%, 08/15/2021 ■	85
	Warner Chilcott plc
25	7.75%, 09/15/2018	26
		1,334
	Information - 2.0%
	Cricket Communications, Inc.
190	7.75%, 05/15/2016 ‡	201
	CSC Holdings, Inc.
140	7.63%, 07/15/2018	162
	DISH DBS Corp.
301	5.88%, 07/15/2022	316
70	6.75%, 06/01/2021	78
	First Data Corp.
75	6.75%, 11/01/2020 ■	75
95	8.25%, 01/15/2021 ■	95
	Harron Communications L.P.
25	9.13%, 04/01/2020 ■	27
	Hughes Satelite Systems
90	6.50%, 06/15/2019	96
	Intelsat Bermuda Ltd.
150	11.50%, 02/04/2017 Þ	158
	Intelsat Jackson Holdings S.A.
100	8.50%, 11/01/2019	112
	Lawson Software, Inc.
20	9.38%, 04/01/2019	22
	Level 3 Communications, Inc.
20	8.88%, 06/01/2019 ■	21
	Level 3 Escrow, Inc.
10	8.13%, 07/01/2019	11
	Level 3 Financing, Inc.
30	7.00%, 06/01/2020 ■	31
88	10.00%, 02/01/2018	98
	Mediacom LLC
85	9.13%, 08/15/2019	94
	MetroPCS Wireless, Inc.
90	7.88%, 09/01/2018	99
	Rogers Communications, Inc.
475	8.75%, 05/01/2032 ╦	736
	SBA Communications Corp.
35	5.63%, 10/01/2019 ■	36

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 10.3% - (continued)
	Information - 2.0% - (continued)
	SBA Telecommunications, Inc.
$25	5.75%, 07/15/2020 ■	$26
	Softbrands, Inc.
28	11.50%, 07/15/2018	32
	Sprint Nextel Corp.
127	7.00%, 03/01/2020 ■	147
53	9.00%, 11/15/2018 ■	65
	Syniverse Holdings, Inc.
65	9.13%, 01/15/2019	69
	TW Telecom Holdings, Inc.
21	5.38%, 10/01/2022 ■	22
	Windstream Corp.
200	7.75%, 10/15/2020 ╦	216
	Zayo Group LLC
10	8.13%, 01/01/2020	11
5	10.13%, 07/01/2020	6
		3,062
	Machinery Manufacturing - 0.2%
	Case New Holland, Inc.
220	7.88%, 12/01/2017	259

	Mining - 0.5%
	Consol Energy, Inc.
15	8.00%, 04/01/2017	16
	FMG Resources Pty Ltd.
355	6.00%, 04/01/2017 ■	341
	Peabody Energy Corp.
135	6.25%, 11/15/2021	139
80	6.50%, 09/15/2020	85
125	7.38%, 11/01/2016	143
		724
	Miscellaneous Manufacturing - 0.3%
	BE Aerospace, Inc.
245	5.25%, 04/01/2022	256
	Reynolds Group Issuer, Inc.
200	7.13%, 04/15/2019 ╦Δ	213
	TransDigm Group, Inc.
70	7.75%, 12/15/2018	77
		546
	Motor Vehicle and Parts Manufacturing - 0.3%
	American Axle & Manufacturing Holdings, Inc.
25	6.63%, 10/15/2022	25
	Ford Motor Co.
70	7.50%, 08/01/2026	82
35	9.22%, 09/15/2021	45
	Meritor, Inc.
70	10.63%, 03/15/2018	70
	Tenneco, Inc.
60	6.88%, 12/15/2020	65
	TRW Automotive, Inc.
100	7.25%, 03/15/2017 ■	114
		401
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Silgan Holdings, Inc.
85	5.00%, 04/01/2020	87

	Paper Manufacturing - 0.1%
	Boise Cascade LLC
10	6.38%, 11/01/2020 ■	10
	Cascades, Inc.
25	7.88%, 01/15/2020	26
	P.H. Glatfelter Co.
40	5.38%, 10/15/2020 ■	41
	Rock-Tenn Co.
5	3.50%, 03/01/2020 ■	5
35	4.00%, 03/01/2023 ■	36
		118
	Petroleum and Coal Products Manufacturing - 0.8%
	Antero Resources Finance Corp.
45	7.25%, 08/01/2019	48
	Basic Energy Services, Inc.
25	7.75%, 02/15/2019	25
	Chesapeake Energy Corp.
85	6.88%, 08/15/2018	89
	Continental Resources, Inc.
30	5.00%, 09/15/2022 ■	32
	Endeavour International Corp.
43	12.00%, 03/01/2018 ■	47
	Ferrellgas Partners L.P.
10	6.50%, 05/01/2021	10
	Harvest Operations Corp.
11	6.88%, 10/01/2017	12
	Hornbeck Offshore Services, Inc.
35	5.88%, 04/01/2020	36
	MEG Energy Corp.
41	6.38%, 01/30/2023 ■	44
	Newfield Exploration Co.
50	5.75%, 01/30/2022	54
75	6.88%, 02/01/2020	81
	Range Resources Corp.
80	6.75%, 08/01/2020	88
	Rosetta Resources, Inc.
40	9.50%, 04/15/2018	44
	Rowan Cos., Inc.
500	7.88%, 08/01/2019 ╦	625
	Shelf Drilling Holdings Ltd.
35	8.63%, 11/01/2018 ■	35
		1,270
	Pipeline Transportation - 0.4%
	El Paso Corp.
105	7.00%, 06/15/2017 ‡	120
125	7.80%, 08/01/2031 ØΘ	149
	Energy Transfer Equity L.P.
150	7.50%, 10/15/2020 ØΘ	170
	Kinder Morgan Finance Co.
75	6.00%, 01/15/2018 ■	82
	MarkWest Energy Partners L.P.
20	5.50%, 02/15/2023	21
70	6.25%, 06/15/2022	76
		618
	Plastics and Rubber Products Manufacturing - 0.0%
	Nortek, Inc.
15	8.50%, 04/15/2021 ■	16

	Printing and Related Support Activities - 0.0%
	Deluxe Corp.
45	7.00%, 03/15/2019	47

The accompanying notes are an integral part of these financial statements.

9

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 10.3% - (continued)
		Printing and Related Support Activities - 0.0% - (continued)
		Quebecor Media, Inc.
	$30	5.75%, 01/15/2023 ■	$31
			78
		Professional, Scientific and Technical Services - 0.1%
		Lamar Media Corp.
	55	5.88%, 02/01/2022	58
		Lender Processing Services, Inc.
	55	5.75%, 04/15/2023	58
		SunGard Data Systems, Inc.
	65	7.38%, 11/15/2018	70
	20	7.63%, 11/15/2020	22
			208
		Real Estate, Rental and Leasing - 0.6%
		Air Lease Corp.
	90	4.50%, 01/15/2016 ■	90
	105	5.63%, 04/01/2017 ■	108
		HDTFS, Inc.
	20	5.88%, 10/15/2020 ■	20
	11	6.25%, 10/15/2022 ■	11
		International Lease Finance Corp.
	75	5.65%, 06/01/2014	79
	325	5.88%, 04/01/2019	344
	20	6.25%, 05/15/2019	21
	75	6.75%, 09/01/2016 ■	85
		Realogy Corp.
	34	7.63%, 01/15/2020 ■	38
		United Rental Financing Escrow Corp.
	80	5.75%, 07/15/2018 ■	86
			882
		Retail Trade - 0.4%
		99 Cents Only Stores
	50	11.00%, 12/15/2019 ■	57
		AmeriGas Finance LLC
	65	7.00%, 05/20/2022	71
		Building Materials Corp.
	60	6.75%, 05/01/2021 ■	65
	15	7.50%, 03/15/2020 ■	16
		GRD Holding III Corp.
	40	10.75%, 06/01/2019 ■	41
		Ltd. Brands, Inc.
	100	5.63%, 02/15/2022	108
		Michaels Stores, Inc.
	60	7.75%, 11/01/2018	64
		PC Merger Sub, Inc.
	45	8.88%, 08/01/2020 ■	48
		Sally Holdings LLC
	75	5.75%, 06/01/2022	80
		Sotheby's
	85	5.25%, 10/01/2022 ■	86
			636
		Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
		YCC Holdings LLC
	23	10.25%, 02/15/2016 Þ	24

		Transportation Equipment Manufacturing - 0.1%
		Huntington Ingalls Industries, Inc.
	25	6.88%, 03/15/2018	27
	60	7.13%, 03/15/2021	65
			92
		Utilities - 0.3%
		AES El Salvador Trust
	200	6.75%, 02/01/2016 §	203
		Calpine Corp.
	175	7.50%, 02/15/2021 ■	190
		Dolphin Subsidiary II, Inc.
	50	7.25%, 10/15/2021	56
		IPALCO Enterprises, Inc.
	40	7.25%, 04/01/2016 ■	45
		Texas Competitive Electric Co.
	45	11.50%, 10/01/2020 ■	32
			526
		Water Transportation - 0.0%
		ACL I Corp.
	75	10.63%, 02/15/2016 Þ	74

		Total corporate bonds
		(cost $16,356)	$16,184

FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
		Argentina - 0.0%
		Argentina (Republic of)
	$101	8.28%, 12/31/2033	$66

		Brazil - 0.2%
		Brazil (Republic of)
	100	5.63%, 01/07/2041	128
	100	5.88%, 01/15/2019	124
	40	8.25%, 01/20/2034	66
	50	11.00%, 08/17/2040	63
			381
		Colombia - 0.1%
		Colombia (Republic of)
	100	7.38%, 09/18/2037	154
COP	9,000	9.85%, 06/28/2027	8
	15	11.75%, 02/25/2020	24
COP	15,000	12.00%, 10/22/2015	10
			196
		Hungary - 0.1%
		Hungary (Republic of)
	45	6.25%, 01/29/2020	50
HUF	21,550	6.75%, 08/22/2014 - 02/24/2017	100
HUF	6,030	7.50%, 11/12/2020	29
	24	7.63%, 03/29/2041	28
			207
		Indonesia - 0.2%
		Indonesia (Republic of)
	100	6.88%, 01/17/2018 §	122
	100	7.75%, 01/17/2038 §	151
			273

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 3.3% - (continued)
		Malaysia - 0.2%
		Malaysia (Government of)
MYR	55	3.74%, 02/27/2015	$18
MYR	335	4.26%, 09/15/2016	115
MYR	155	4.39%, 04/15/2026	55
MYR	125	5.09%, 04/30/2014	42
MYR	155	5.73%, 07/30/2019	58
			288
		Mexico - 0.6%
		Mexican Bonos De Desarrollo
MXN	2,854	6.50%, 06/10/2021	232
MXN	630	7.75%, 05/29/2031	55
MXN	673	8.50%, 11/18/2038	64
MXN	8	10.00%, 12/05/2024	1
		United Mexican States
	190	3.63%, 03/15/2022	208
	176	4.75%, 03/08/2044	195
MXN	204	7.75%, 12/14/2017	17
MXN	2,290	9.50%, 12/18/2014	191
			963
		Panama - 0.1%
		Panama (Republic of)
	25	7.25%, 03/15/2015	29
	45	8.88%, 09/30/2027	73
			102
		Peru - 0.1%
		Peru (Republic of)
	60	8.75%, 11/21/2033	105
	25	9.88%, 02/06/2015	30
		Peru Bono Soberano
PEN	15	6.90%, 08/12/2037	7
PEN	25	6.95%, 08/12/2031	12
PEN	65	7.84%, 08/12/2020	31
			185
		Philippines - 0.2%
		Philippines (Republic of)
	165	10.63%, 03/16/2025	290

		Poland - 0.3%
		Poland (Republic of)
PLN	425	5.25%, 10/25/2020	140
PLN	510	5.50%, 04/25/2015 - 10/25/2019	167
PLN	400	5.75%, 04/25/2014	129
			436
		Russia - 0.3%
		Russian Federation
	100	3.63%, 04/29/2015 §	106
	100	5.00%, 04/29/2020 §	116
	81	7.50%, 03/31/2030 §	103
	35	12.75%, 06/24/2028 §	69
			394
		South Africa - 0.3%
		South Africa (Republic of)
ZAR	325	6.25%, 03/31/2036	29
ZAR	1,760	6.75%, 03/31/2021	204
	100	6.88%, 05/27/2019	125
ZAR	900	8.25%, 09/15/2017	114
			472
		Turkey - 0.4%
		Turkey (Republic of)
	200	5.13%, 03/25/2022	224
	60	7.25%, 03/15/2015	67
	100	7.50%, 07/14/2017	121
TRY	100	10.50%, 01/15/2020	64
TRY	300	11.00%, 08/06/2014	178
			654
		Venezuela - 0.2%
		Venezuela (Republic of)
	125	7.00%, 12/01/2018 §	108
	90	11.95%, 08/05/2031 §	92
	85	12.75%, 08/23/2022 §	91
			291
		Total foreign government obligations
		(cost $5,015)	$5,198

	MUNICIPAL BONDS - 0.3%
		Transportation - 0.3%
		Alameda, CA, Corridor Transportation Auth
	$1,705	9.20%, 10/01/2028 ○	$548

		Total municipal bonds
		(cost $430)	$548

	SENIOR FLOATING RATE INTERESTS ♦ - 15.7%
		Accommodation and Food Services - 0.3%
		Caesars Entertainment Operating Co., Inc.
	$500	4.46%, 01/28/2018	$432

		Administrative Waste Management and Remediation - 0.3%
		Acosta, Inc.
	111	5.00%, 03/02/2018	111
		Brickman Group Holdings, Inc.
	325	5.50%, 10/14/2016	328
		Wolverine Healthcare Analytics, Inc.
	100	5.75%, 06/06/2019	100
			539
		Agriculture, Construction, Mining and Machinery - 0.1%
		Pro Mach, Inc.
	100	5.00%, 07/06/2017	100
		Veyance Technologies, Inc.
	100	5.96%, 07/31/2015	96
			196
		Air Transportation - 0.4%
		AWAS Finance Luxembourg S.aár.l.
	130	4.75%, 07/16/2018	131
		Delta Air Lines, Inc.
	140	5.25%, 10/18/2018	139
		Delta Air Lines, Inc., Term Loan
	323	5.50%, 04/20/2017	323
			593
		Apparel Manufacturing - 0.2%
		J. Crew Group, Inc.
	248	4.75%, 03/07/2018	248

		Arts, Entertainment and Recreation - 0.7%
		Affinity Gaming LLC
	234	5.50%, 11/09/2017	236

The accompanying notes are an integral part of these financial statements.

11

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 15.7% - (continued)
	Arts, Entertainment and Recreation - 0.7% - (continued)
	Golden Nugget, Inc.
$64	3.27%, 06/22/2014 Þ	$61
	Golden Nugget, Inc., Delayed Draw
36	3.27%, 06/22/2014 Þ	34
	Kabel Deutschland GmbH
250	4.25%, 02/01/2019	251
	ROC Finance LLC
110	7.67%, 08/19/2017	113
	Rock Ohio Caesars LLC
40	7.67%, 08/19/2017 ☼	41
	Town Sports International LLC
235	5.75%, 04/28/2018	237
	Univision Communications, Inc.
200	4.46%, 03/31/2017	195
		1,168
	Chemical Manufacturing - 0.1%
	Ineos US Finance LLC
219	6.50%, 05/04/2018	222

	Computer and Electronic Product Manufacturing - 0.9%
	CDW LLC
250	4.00%, 07/15/2017	247
	Ceridian Corp.
249	5.96%, 05/09/2017	248
	Freescale Semiconductor, Inc.
500	4.46%, 12/01/2016	484
	Sorenson Communications, Inc.
476	6.00%, 08/16/2013	468
		1,447
	Construction - 0.2%
	Brand Energy & Infrastructure Services, Inc.
255	5.28%, 10/20/2018 ☼	254

	Finance and Insurance - 1.5%
	Asurion Corp., 2nd Lien Term Loan
111	9.00%, 05/24/2019	115
	Asurion Corp., Term Loan
250	5.50%, 05/24/2018	252
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
112	8.75%, 12/18/2017	104
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
268	8.75%, 12/18/2017	248
	Chrysler Group LLC
129	6.00%, 05/24/2017	132
	EVERTEC LLC
215	5.50%, 09/30/2016	215
	Macquarie Aircraft Leasing Finance S.A., 2nd Lien Term Loan
852	4.21%, 11/29/2013	844
	Nuveen Investments, Inc., Extended First Lien Term Loan
500	5.85%, 05/13/2017	499
		2,409
	Food Services - 0.3%
	Dunkin' Brands, Inc.
249	4.00%, 11/23/2017	250
	OSI Restaurant Partners LLC
255	4.28%, 10/31/2019 ☼	256
		506
	Furniture and Related Product Manufacturing - 0.1%
	Wilsonart International Holding LLC
140	4.78%, 10/03/2019 ☼	140

	Health Care and Social Assistance - 1.4%
	Alkermes, Inc.
100	4.50%, 09/25/2019	101
	Bausch & Lomb, Inc.
229	5.25%, 05/17/2019	232
	Catalent Pharma Solutions, Inc.
124	5.25%, 09/15/2017	125
	DaVita, Inc.
150	4.00%, 11/29/2019 ☼	150
	HCA, Inc., Tranche B-3 Term Loan
500	3.46%, 05/01/2018	500
	Jazz Pharmaceuticals, Inc.
99	5.25%, 06/12/2018	99
	Sheridan Holdings, Inc.
125	6.00%, 06/29/2018	125
	US Renal Care, Inc.
200	6.25%, 07/03/2019	202
135	10.25%, 01/03/2020	138
	Valeant Pharmaceuticals International, Inc.
335	3.84%, 02/13/2019 ☼	336
	Warner Chilcott Corp., Term Loan B-1
66	4.25%, 03/14/2018	66
	Warner Chilcott Corp., Term Loan B-2
33	4.25%, 03/14/2018	33
	Warner Chilcott Corp., Term Loan B-3
45	4.25%, 03/14/2018	46
	Warner Chilcott plc
25	4.25%, 03/15/2018	25
		2,178
	Information - 2.5%
	Crown Castle Operating Co.
99	4.00%, 01/31/2019	100
	Epicor Software Corp.
249	5.00%, 05/16/2018	250
	First Data Corp., Extended 1st Lien Term Loan
500	4.21%, 03/26/2018	476
	Intelsat Jackson Holdings S.A.
199	4.50%, 04/02/2018	201
	Kronos, Inc.
455	4.53%, 10/31/2019 ☼	458
130	8.65%, 04/25/2020 ☼	131
	Lawson Software, Inc.
125	5.25%, 04/05/2018	126
	Level 3 Financing, Inc.
320	5.25%, 08/01/2019	323
	MetroPCS Wireless, Inc., Term Loan B3
224	4.00%, 03/19/2018	224
	MISYS plc
295	7.25%, 12/12/2018	296
	MModal, Inc.
175	6.75%, 08/16/2019	173

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 15.7% - (continued)
	Information - 2.5% - (continued)
	Novell, Inc.
$315	7.25%, 11/22/2017	$318
	Warner Music Group Corp.
100	4.78%, 10/25/2018 ☼	100
	West Corp.
289	5.75%, 06/30/2018	293
	Zayo Group LLC
394	5.25%, 07/02/2019	395
		3,864
	Mining - 0.6%
	American Rock Salt Co. LLC
249	5.50%, 04/25/2017	245
	Arch Coal, Inc.
384	5.75%, 05/16/2018	387
	Fortescue Metals Group Ltd.
305	5.54%, 10/18/2017 ☼	304
		936
	Miscellaneous Manufacturing - 0.2%
	Digitalglobe, Inc.
144	5.75%, 10/12/2018	145
	Reynolds Group Holdings, Inc.
130	4.75%, 09/28/2018	130
		275
	Motor Vehicle and Parts Manufacturing - 1.0%
	Allison Transmission, Inc.
68	2.72%, 08/07/2014	68
125	4.25%, 08/23/2019	125
	General Motors Holdings LLC
1,000	0.38%, 10/27/2015 ☼	980
	Navistar, Inc.
116	7.00%, 08/17/2017	117
	SRAM LLC
244	4.78%, 06/07/2018	245
100	8.50%, 12/07/2018	101
		1,636
	Petroleum and Coal Products Manufacturing - 0.4%
	Chesapeake Energy Corp.
130	8.50%, 12/02/2017	129
	Dynegy Power LLC
320	9.25%, 08/05/2016	333
	Samson Investment Co.
100	6.00%, 09/25/2018	101
		563
	Pipeline Transportation - 0.6%
	Energy Transfer Equity L.P.
250	3.75%, 03/23/2017	249
	EP Energy LLC
380	4.03%, 03/31/2019 ☼	379
	NGPL Pipeco LLC
321	6.75%, 09/15/2017	327
		955
	Plastics and Rubber Products Manufacturing - 0.5%
	Consolidated Container Co. LLC
285	5.00%, 07/03/2019	285
	Goodyear (The) Tire & Rubber Co.
250	4.75%, 04/30/2019	252
	Tricorbraun, Inc.
190	5.50%, 05/03/2018	190
	Trinseo Materials Operating S.C.A.
135	8.00%, 08/02/2017	128
		855
	Primary Metal Manufacturing - 0.2%
	Novelis, Inc.
249	4.00%, 03/10/2017	248
	WireCo WorldGroup, Inc.
145	6.00%, 02/15/2017	147
		395
	Professional, Scientific and Technical Services - 0.5%
	AlixPartners, LLP
200	6.50%, 06/28/2019	202
105	10.75%, 12/27/2019	106
	Getty Images, Inc.
130	4.47%, 10/18/2019 ☼	130
	Paradigm Ltd., Term Loan B1
225	6.50%, 07/30/2019	224
	Paradigm Ltd., Term Loan B2
106	10.50%, 07/30/2020	107
		769
	Real Estate, Rental and Leasing - 0.3%
	Fly Leasing Ltd.
265	6.75%, 08/08/2018	265
	Realogy Corp., Extended 1st Lien Term Loan B
139	4.46%, 10/10/2016	139
	Realogy Corp., Extended Credit Linked Deposit
11	4.46%, 10/10/2016	11
		415
	Retail Trade - 1.6%
	August LUXUK Holding Co.
57	6.25%, 04/27/2018	57
57	10.50%, 04/26/2019	57
	August U.S. Holding Co., Inc.
43	6.25%, 04/27/2018	44
44	10.50%, 04/26/2019	44
	BJ's Wholesale Club, Inc.
120	5.75%, 09/26/2019	121
	EB Sports Corp.
1,440	11.50%, 12/31/2015 Þ	1,411
	Neiman (The) Marcus Group, Inc.
200	4.75%, 05/16/2018	200
	Party City Holdings, Inc.
195	5.75%, 07/27/2019	197
	Rite Aid Corp.
199	1.97%, 06/01/2014	197
199	4.50%, 03/03/2018	199
		2,527
	Truck Transportation - 0.3%
	Nexeo Solutions LLC
210	5.00%, 09/09/2017	206
	Swift Transportation Co. LLC
216	5.00%, 12/21/2017	218
		424
	Utilities - 0.3%
	Calpine Corp.
106	4.50%, 10/09/2019	106

The accompanying notes are an integral part of these financial statements.

13

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 15.7% - (continued)
	Utilities - 0.3% - (continued)
	LSP Madison Funding LLC
$180	5.50%, 06/28/2019	$181
	Texas Competitive Electric Holdings Co. LLC
200	4.75%, 10/10/2017	129
		416
	Wholesale Trade - 0.2%
	Harbor Freight Tools USA, Inc.
299	5.50%, 11/14/2017	301

	Total senior floating rate interests
	(cost $24,413)	$24,663

U.S. GOVERNMENT AGENCIES - 66.0%
	FHLMC - 19.8%
$5,800	3.00%, 11/15/2042 ☼	$6,071
700	3.50%, 11/15/2041 ☼	744
6,300	4.00%, 11/15/2039 ☼	6,721
2,400	4.50%, 11/15/2039 ☼	2,572
2,900	5.00%, 11/15/2038 ☼	3,138
8,959	5.50%, 10/01/2036 - 01/01/2039 ╦‡	9,758
579	5.85%, 01/15/2039 ►	93
1,600	6.00%, 11/01/2039 ☼	1,758
1,689	7.69%, 05/15/2037 ►	290
		31,145
	FNMA - 11.3%
600	2.14%, 12/01/2027 ☼	600
205	2.20%, 12/01/2022 ☼	206
120	2.28%, 12/01/2027 ☼	122
105	2.34%, 12/01/2022 ☼	107
581	2.40%, 10/01/2022 - 12/01/2022 ☼	595
80	2.42%, 11/01/2022 ☼	81
85	2.47%, 12/01/2022 ☼	86
1,500	2.50%, 11/12/2027 ☼	1,570
595	2.67%, 06/25/2042 ►	90
500	3.00%, 11/15/2042	524
3,300	3.50%, 11/15/2040 ☼	3,515
733	4.00%, 01/01/2042	786
7,400	5.00%, 11/15/2039 ☼	8,073
981	6.00%, 09/01/2039 - 11/01/2039 ☼	1,088
1,092	6.34%, 07/25/2040 Δ	218
		17,661
	GNMA - 34.9%
1,800	3.00%, 11/15/2042 ☼	1,914
6,850	3.50%, 11/15/2041 ☼	7,455
21,483	4.00%, 11/15/2039 - 01/15/2041 ☼	23,509
14,065	4.50%, 11/15/2039 - 06/15/2041 ☼	15,368
2,100	5.50%, 11/15/2039 ☼	2,320
3,339	6.00%, 08/15/2036 - 12/15/2040 ☼	3,780
335	6.50%, 11/15/2038	381
		54,727
	Total U.S. government agencies
	(cost $103,593)	$103,533

U.S. GOVERNMENT SECURITIES - 37.4%
U.S. Treasury Securities - 37.4%
	U.S. Treasury Bonds - 5.3%
$50	2.38%, 01/15/2025 ◄	$84
200	2.75%, 08/15/2042 ‡	196
2,025	3.13%, 11/15/2041 - 02/15/2042 ‡	2,149
125	3.50%, 02/15/2039 ‡	143
50	4.38%, 05/15/2040 ‡	66
25	5.25%, 11/15/2028 ‡	35
3,575	5.38%, 02/15/2031 ‡	5,152
100	6.25%, 08/15/2023 - 05/15/2030 ‡	147
75	9.88%, 11/15/2015	96
		8,068
	U.S. Treasury Notes - 32.1%
1,025	0.13%, 04/15/2016 - 01/15/2022 ◄‡	1,128
400	0.38%, 03/15/2015 ‡	400
200	0.50%, 04/15/2015 ◄‡	222
25	0.63%, 09/30/2017 ‡	25
300	0.63%, 07/15/2021 ◄‡	351
275	1.00%, 03/31/2017 ‡	279
300	1.13%, 01/15/2021 ◄‡	374
200	1.25%, 02/15/2014 ‡	202
425	1.25%, 04/15/2014 - 07/15/2020 ◄‡	512
300	1.38%, 07/15/2018 - 01/15/2020 ◄‡	378
300	1.63%, 01/15/2015 - 01/15/2018 ◄‡	385
300	1.63%, 08/15/2022 ‡	298
2,975	1.75%, 03/31/2014 ‡	3,038
225	1.88%, 07/15/2015 - 07/15/2019 ◄‡	293
525	2.00%, 01/15/2014 - 01/15/2016 ◄‡	679
10,075	2.00%, 11/15/2021 - 02/15/2022 ‡	10,465
125	2.13%, 01/15/2019 ◄‡	164
200	2.25%, 05/31/2014 ‡	206
150	2.38%, 01/15/2017 ◄‡	200
200	2.38%, 02/28/2015 ‡	209
150	2.50%, 07/15/2016 ◄‡	197
12,375	2.50%, 03/31/2015 - 06/30/2017 ‡	13,045
350	2.75%, 05/31/2017 ‡	383
14,500	3.25%, 03/31/2017 □‡	16,162
175	3.50%, 02/15/2018 ‡	200
175	4.13%, 05/15/2015 ‡	192
275	4.25%, 11/15/2013 - 11/15/2017 ‡	310
100	4.50%, 11/15/2015 ‡	112
175	4.75%, 08/15/2017 ‡	209
		50,618
		58,686
	Total U.S. government securities
	(cost $57,823)	$58,686

PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
3	Citigroup Capital XIII	$82
3	GMAC Capital Trust I ۞	78
		160
	Total preferred stocks
	(cost $158)	$160

	Total long-term investments
	(cost $226,124)	$228,101

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 3.8%
Repurchase Agreements - 3.8%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $1,070,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $1,091)
$1,070	0.30%, 10/31/2012		$1,070
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $435, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA
0.76% - 6.09%, 2015 - 2041, GNMA
5.00%, 2039 - 2040, U.S. Treasury Note
	0.63%, 2017, value of $444)
435	0.25%, 10/31/2012		435
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $749, collateralized by FNMA 2.50%, 2027, value of $764)
749	0.35%, 10/31/2012		749
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $284, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $290)
284	0.35%, 10/31/2012		284
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,321, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $1,346)
1,321	0.28%, 10/31/2012		1,321
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $1,675, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
	6.63%, 2013 - 2042, value of $1,708)
1,675	0.25%, 10/31/2012		1,675
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $8, collateralized by U.S. Treasury Note 8.13%, 2019, value of $8)
8	0.25%, 10/31/2012		8
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $388, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $396)
388	0.30%, 10/31/2012		388
			5,930
	Total short-term investments
	(cost $5,930)		$5,930

	Total investments
	(cost $232,054) ▲	149.1%	$234,031
	Other assets and liabilities	(49.1)%	(77,103)
	Total net assets	100.0%	$156,928

The accompanying notes are an integral part of these financial statements.

15

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $232,622 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,316
Unrealized Depreciation	(1,907)
Net Unrealized Appreciation	$1,409

†	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $1,580 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $709, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

Þ	This security may pay interest in additional principal instead of cash.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2012.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $7,879, which represents 5.0% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $1,161, which represents 0.7% of total net assets.

۞	Convertible security.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $63,399 at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

16

□	This security, or a portion of this security, is pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts held at October 31, 2012 as listed in the table below:

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	26	12/31/2012	$5,732	$5,729	$(3)
U.S. Treasury 5-Year Note Future	30	12/31/2012	3,734	3,727	(7)
U.S. Treasury CME Ultra Long Term Bond Future	59	12/19/2012	9,549	9,740	191
					$181
Short position contracts:
U.S. Treasury 10-Year Note Future	140	12/19/2012	$18,597	$18,624	$(27)
U.S. Treasury 30-Year Bond Future	76	12/19/2012	11,272	11,348	(76)
					$(103)
					$78

* The number of contracts does not omit 000's.

Θ	At October 31, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.18 (MSC)	Credit	1.35%	11/21/2012	EUR 18,350,000	$105	$121	$16
ITRX.EUR.18 (JPM)	Credit	1.30%	11/21/2012	EUR 18,170,000	70	89	19
					$175	$210	$35

* The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Ø	At October 31, 2012, this security, or a portion of this security, collateralized the written put options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.18 (MSC)	Credit	1.35%	11/21/2012	EUR 18,350,000	$60	$101	$41
ITRX.EUR.18 (JPM)	Credit	1.30%	11/21/2012	EUR 18,170,000	82	90	8
					$142	$191	$49

* The number of contracts does not omit 000's. Number of contracts shown in U.S. dollars unless otherwise noted.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Sell	11/15/2012	UBS	$20	$20	$–
MXN	Buy	12/19/2012	JPM	440	437	(3)
MXN	Buy	12/19/2012	RBC	1,184	1,166	(18)
MXN	Buy	12/19/2012	UBS	588	583	(5)
MXN	Sell	12/19/2012	BNP	281	275	6
MXN	Sell	12/19/2012	CSFB	95	92	3
MXN	Sell	12/19/2012	RBC	1,448	1,421	27
MXN	Sell	12/19/2012	UBS	405	399	6
PEN	Buy	05/09/2013	BOA	1,001	1,013	12
PEN	Buy	05/09/2013	CBK	995	1,013	18
PEN	Sell	05/09/2013	CBK	2,004	2,025	(21)
						$25

The accompanying notes are an integral part of these financial statements.

17

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AAA.06	BCLY	$254	(0.18)%	07/25/45	$23	$15	$(8)
ABX.HE.AAA.06	GSC	990	(0.18)%	07/25/45	87	60	(27)
ABX.HE.AAA.06	MSC	469	(0.18)%	07/25/45	47	29	(18)
ABX.HE.PENAAA.06	BCLY	415	(0.11)%	05/25/46	114	88	(26)
ABX.HE.PENAAA.06	GSC	285	(0.11)%	05/25/46	72	61	(11)
ABX.HE.PENAAA.06	JPM	439	(0.11)%	05/25/46	113	93	(20)
ABX.HE.PENAAA.06	MSC	345	(0.11)%	05/25/46	77	74	(3)
ABX.HE.PENAAA.07	BCLY	375	(0.09)%	08/25/37	164	152	(12)
ABX.HE.PENAAA.07	BCLY	298	(0.09)%	08/25/37	115	120	5
ABX.HE.PENAAA.07	GSC	73	(0.09)%	08/25/37	31	30	(1)
ABX.HE.PENAAA.07	JPM	114	(0.09)%	08/25/37	47	46	(1)
CDX.NA.HY.18	BCLY	13,335	(5.00)%	06/20/17	675	(7)	(682)
CDX.NA.HY.19	BCLY	4,285	(5.00)%	12/20/17	30	35	5
CDX.NA.HY.19	CSI	4,575	(5.00)%	12/20/17	21	37	16
CDX.NA.HY.19	GSC	250	(5.00)%	12/20/17	–	2	2
CMBX.NA.A.1	DEUT	290	(0.35)%	10/12/52	134	126	(8)
CMBX.NA.A.1	GSC	135	(0.35)%	10/12/52	61	58	(3)
CMBX.NA.AA.1	MSC	355	(0.25)%	10/12/52	118	97	(21)
CMBX.NA.AJ.4	DEUT	205	(0.96)%	02/17/51	82	74	(8)
CMBX.NA.AJ.4	JPM	180	(0.96)%	02/17/51	60	65	5
CMBX.NA.AJ.4	MSC	400	(0.96)%	02/17/51	157	145	(12)
CMBX.NA.AJ.4	UBS	160	(0.96)%	02/17/51	54	58	4
CMBX.NA.AM.3	JPM	425	(0.50)%	12/13/49	86	61	(25)
CMBX.NA.AM.4	BCLY	125	(0.50)%	02/17/51	22	20	(2)
CMBX.NA.AM.4	GSC	500	(0.50)%	02/17/51	78	78	–
CMBX.NA.AM.4	JPM	400	(0.50)%	02/17/51	90	62	(28)
CMBX.NA.AM.4	UBS	425	(0.50)%	02/17/51	75	67	(8)
ITRX.XOV.18	GSC	EUR 1,520	(5.00)%	12/20/17	20	22	2
Total					$2,653	$1,768	$(885)
Sell protection:
ABX.HE.PENAAA.07	JPM	$111	0.76%	01/25/38	$(69)	$(56)	$13
CDX.NA.IG.18	CSI	2,170	1.00%	06/20/17	(15)	10	25
CDX.NA.IG.19	GSC	150	1.00%	12/20/17	–	–	–
CDX.NA.IG.19	JPM	2,330	1.00%	12/20/17	8	1	(7)
CDX.NA.IG.19	MSC	7,380	1.00%	12/20/17	30	2	(28)
CMBX.NA.AA.4	MSC	595	1.65%	02/17/51	(398)	(376)	22
CMBX.NA.AAA.2	DEUT	685	0.07%	03/15/49	(40)	(30)	10
CMBX.NA.AAA.2	JPM	50	0.07%	03/15/49	(2)	(2)	–
CMBX.NA.AAA.2	UBS	515	0.07%	03/15/49	(27)	(22)	5
CMBX.NA.AAA.3	CSI	400	0.08%	12/13/49	(31)	(25)	6
CMBX.NA.AAA.3	CSI	75	0.08%	12/13/49	(5)	(5)	–
CMBX.NA.AAA.3	DEUT	515	0.08%	12/13/49	(40)	(33)	7
CMBX.NA.AAA.3	JPM	1,320	0.08%	12/13/49	(105)	(83)	22
CMBX.NA.AAA.3	MSC	355	0.08%	12/13/49	(33)	(22)	11
CMBX.NA.AAA.3	UBS	410	0.08%	12/13/49	(33)	(26)	7
CMBX.NA.AAA.5	MSC	340	0.35%	02/15/51	(31)	(18)	13
CMBX.NA.AJ.2	MSC	705	1.09%	03/15/49	(189)	(150)	39
CMBX.NA.AJ.3	MSC	295	1.47%	12/13/49	(119)	(101)	18
ITRX.EUR.18	GSC	EUR 2,075	1.00%	12/20/17	(29)	(38)	(9)
ITRX.EUR.18	MSC	EUR 4,995	1.00%	12/20/17	(54)	(92)	(38)
PrimeX.ARM.1	MSC	178	4.42%	06/25/36	6	16	10
PrimeX.ARM.2	MSC	550	4.58%	12/25/37	(43)	(2)	41
Total					$(1,219)	$(1,052)	$167
Total traded indices					$1,434	$716	$(718)

The accompanying notes are an integral part of these financial statements.

18

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Bank of America Corp.	GSC	$2,200	1.00% / 1.55%	09/20/17	$(153)	$(57)	$96
Citigroup, Inc.	GSC	2,350	1.00% / 1.50%	09/20/17	(153)	(55)	98
Goldman Sachs Group, Inc.	UBS	1,100	1.00% / 1.79%	09/20/17	(81)	(40)	41
Morgan Stanley	BCLY	1,100	1.00% / 2.09%	09/20/17	(123)	(55)	68
Total					$(510)	$(207)	$303
					$924	$509	$(415)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2012. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	2.00% Fixed	3M LIBOR	1,600	03/20/23	$(10)	$(24)	$(14)

*	Notional shown in U.S. dollars unless otherwise noted.

Spreadlock Swap Contracts Outstanding at October 31, 2012

Counterparty	Strike		Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BOA	0.71	%*	15,000	03/21/13	$–	$17	$17

*	This is a spreadlock swap between the 10-Year interest rate swap curve and the yield to maturity on a 30-Year FNMA. If the rate on the 30-Year FNMA minus the 10-Year CMS (constant maturity swap) rate is greater than 0.71%, the Fund will receive money from the counterparty based on this differential. If the rate on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.71%, the Fund will pay the counterparty.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Securities Sold Short Outstanding at October 31, 2012

Description	Principal Amount	Maturity Date	Market Value ╪	Unrealized Appreciation/ Depreciation
FNMA, 3.00%	$1,400	11/15/2042	$1,468	$8
FNMA, 4.00%	9,000	11/15/2040	9,637	34
FNMA, 5.50%	6,900	11/15/2040	7,565	(6)
GNMA, 3.50%	2,500	11/15/2041	2,717	2
GNMA, 4.00%	11,100	11/15/2039	12,142	3
GNMA, 4.50%	8,000	11/15/2040	8,698	85
			$42,227	$126

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities
UBS	UBS AG

Currency Abbreviations:
CAD	Canadian Dollar
COP	Colombian Peso
EUR	EURO
HUF	Hungarian Forint
MXN	Mexican New Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PLN	Polish New Zloty
TRY	Turkish New Lira
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

20

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$19,129	$–	$15,428	$3,701
Corporate Bonds	16,184	–	16,184	–
Foreign Government Obligations	5,198	232	4,966	–
Municipal Bonds	548	–	548	–
Preferred Stocks	160	160	–	–
Senior Floating Rate Interests	24,663	–	24,663	–
U.S. Government Agencies	103,533	–	101,830	1,703
U.S. Government Securities	58,686	847	57,839	–
Short-Term Investments	5,930	–	5,930	–
Total	$234,031	$1,239	$227,388	$5,404
Credit Default Swaps *	591	–	591	–
Foreign Currency Contracts *	72	–	72	–
Futures *	191	191	–	–
Spreadlock Swaps *	17	–	17	–
Written Options *	84	–	84	–
Total	$955	$191	$764	$–
Liabilities:
Securities Sold Short	$42,227	$–	$42,227	$–
Total	$42,227	$–	$42,227	$–
Credit Default Swaps *	1,006	–	1,006	–
Foreign Currency Contracts *	47	–	47	–
Futures *	113	113	–	–
Interest Rate Swaps *	14	–	14	–
Total	$1,180	$113	$1,067	$–

♦	For the year ended October 31, 2012, investments valued at $3,158 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$268	$(143)	$444	†	$152	$3,366	$(386)	$—	$—	$3,701
Corporate Bonds	3,800	319	(76)		(2)	269	(4,676)	366	—	—
U.S. Government Agencies	—	—	1	‡	—	1,702	—	—	—	1,703
Total	$4,068	$176	$369		$150	$5,337	$(5,062)	$366	$—	$5,404

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $217.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $1.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $232,054)	$234,031
Foreign currency on deposit with custodian (cost $648)	648
Unrealized appreciation on foreign currency contracts	72
Unrealized appreciation on swap contracts	608
Receivables:
Investment securities sold	60,491
Fund shares sold	162
Dividends and interest	944
Variation margin	77
Swap premiums paid	2,697
Other assets	78
Total assets	299,808
Liabilities:
Unrealized depreciation on foreign currency contracts	47
Unrealized depreciation on swap contracts	1,020
Bank overdraft	390
Securities sold short, at market value (proceeds $42,353)	42,227
Payables:
Investment securities purchased	94,724
Fund shares redeemed	607
Investment management fees	19
Dividends	19
Administrative fees	—
Distribution fees	14
Collateral received from broker	1,580
Variation margin	79
Accrued expenses	52
Swap premiums received	1,783
Written options (proceeds $401)	317
Other liabilities	2
Total liabilities	142,880
Net assets	$156,928
Summary of Net Assets:
Capital stock and paid-in-capital	$168,238
Undistributed net investment income	153
Accumulated net realized loss	(13,341)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,878
Net assets	$156,928

The accompanying notes are an integral part of these financial statements.

22

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.51/$11.01
Shares outstanding	11,453
Net assets	$120,395
Class B: Net asset value per share	$10.51
Shares outstanding	494
Net assets	$5,187
Class C: Net asset value per share	$10.53
Shares outstanding	2,823
Net assets	$29,736
Class I: Net asset value per share	$10.51
Shares outstanding	108
Net assets	$1,132
Class R3: Net asset value per share	$10.50
Shares outstanding	13
Net assets	$141
Class R4: Net asset value per share	$10.50
Shares outstanding	11
Net assets	$111
Class R5: Net asset value per share	$10.50
Shares outstanding	11
Net assets	$111
Class Y: Net asset value per share	$10.48
Shares outstanding	11
Net assets	$115

The accompanying notes are an integral part of these financial statements.

23

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$51
Interest	9,573
Less: Foreign tax withheld	(1)
Total investment income	9,623

Expenses:
Investment management fees	1,159
Administrative services fees	1
Transfer agent fees	274
Distribution fees
Class A	326
Class B	63
Class C	282
Class R3	1
Class R4	—
Custodian fees	11
Accounting services fees	42
Registration and filing fees	121
Board of Directors' fees	7
Audit fees	16
Other expenses	80
Total expenses (before waivers and fees paid indirectly)	2,383
Expense waivers	(560)
Custodian fee offset	—
Total waivers and fees paid indirectly	(560)
Total expenses, net	1,823
Net Investment Income	7,800
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,562
Net realized loss on purchased options	(991)
Net realized loss on securities sold short	(353)
Net realized gain on futures	1,384
Net realized gain on written options	3,077
Net realized loss on swap contracts	(3,514)
Net realized loss on foreign currency contracts	(117)
Net realized gain on other foreign currency transactions	76
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,124
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(888)
Net unrealized appreciation of purchased options	49
Net unrealized appreciation of securities sold short	126
Net unrealized depreciation of futures	(1,138)
Net unrealized appreciation of written options	69
Net unrealized depreciation of swap contracts	(457)
Net unrealized appreciation of foreign currency contracts	25
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(2,214)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	9,910
Net Increase in Net Assets Resulting from Operations	$17,710

The accompanying notes are an integral part of these financial statements.

24

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$7,800	$12,947
Net realized gain on investments, other financial instruments and foreign currency transactions	12,124	10,795
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(2,214)	(8,621)
Net Increase In Net Assets Resulting From Operations	17,710	15,121
Distributions to Shareholders:
From net investment income
Class A	(4,914)	(5,857)
Class B	(196)	(338)
Class C	(846)	(963)
Class I	(6)	—
Class R3	(4)	—
Class R4	(4)	—
Class R5	(4)	—
Class Y	(2,212)	(6,348)
Total distributions	(8,186)	(13,506)
Capital Share Transactions:
Class A	(12,141)	(12,302)
Class B	(2,415)	(2,718)
Class C	1,425	179
Class I	1,125	—
Class R3	34	100
Class R4	4	100
Class R5	4	100
Class Y	(104,107)	(45,969)
Net decrease from capital share transactions	(116,071)	(60,510)
Net Decrease In Net Assets	(106,547)	(58,895)
Net Assets:
Beginning of period	263,475	322,370
End of period	$156,928	$263,475
Undistributed (distribution in excess of) net investment income (loss)	$153	$169

The accompanying notes are an integral part of these financial statements.

25

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Unconstrained Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

26

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

27

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price. For more information on specific valuation techniques and unobservable inputs, please see table below titled "Quantitative Information about Level 3 Fair Value Measurements".

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

28

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique	Unobservable Input(1)	Range (Weighted Average(2) )	Fair Value at October 31, 2012
Asset & Commercial Mortgage Backed Securities:
Cost	Recent trade price	Not Applicable	$351
Discounted cash flow	Life expectancy (in months)	5 - 294 (219)	3,350
	Internal rate of return	3.2% - 50.4% (7.2%)
U.S. Government Agencies:
Cost	Recent trade price	Not Applicable	206
Indicative market quotes(3)	Third party indicative quote methodologies can vary significantly	Not Applicable	1,497
Total			$5,404

(1)	Significant increases and decreases in these inputs may result in a significant change to fair value.
(2)	Inputs were weighted based on the fair value of the investments included in the range.
(3)	For investments priced using indicative market quotes, those quotes represent the best available estimate of fair value as of October 31, 2012.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

29

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and

30

may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had open dollar roll transactions as of October 31, 2012, as disclosed on the Schedule of Investments, the Statement of Assets and Liabilities and the Statement of Operations.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. At October 31, 2012 the aggregate value of unfunded loan commitments was $172,170. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a

31

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

32

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of October 31, 2012. Transactions involving written options contracts for the Fund during the year ended October 31, 2012, are summarized below:

33

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Options Contract Activity During the Year Ended October 31, 2012:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	256,670,000	1,676
Expired	(220,150,000)	(1,466)
Closed	—	—
Exercised	—	—
End of year	36,520,000	$210

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	14,450,000	$73
Written	268,545,000	1,851
Expired	(241,050,000)	(1,431)
Closed	(5,425,000)	(302)
Exercised	—	—
End of year	36,520,000	$191

*	The number of contracts does not omit 000's. In the prior year, the number of contracts was displayed in U.S. dollars; currently all contracts are displayed in local currency.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

34

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

Spreadlock Swap Contracts – The Fund may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread at a specific forward date. The Fund, as shown on the Schedule of Investments, had outstanding spreadlock swaps as of October 31, 2012.

35

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$72	$—	$—	$—	$—	$72
Unrealized appreciation on swap contracts	17	—	591	—	—	—	608
Variation margin receivable *	77	—	—	—	—	—	77
Total	$94	$72	$591	$—	$—	$—	$757

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$47	$—	$—	$—	$—	$47
Unrealized depreciation on swap contracts	14	—	1,006	—	—	—	1,020
Variation margin payable *	79	—	—	—	—	—	79
Written options, market value	—	—	317	—	—	—	317
Total	$93	$47	$1,323	$—	$—	$—	$1,463

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $78 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(576)	$—	$(415)	$—	$—	$—	$(991)
Net realized gain on futures	1,384	—	—	—	—	—	1,384
Net realized gain on written options	—	—	3,077	—	—	—	3,077
Net realized gain (loss) on swap contracts	4	—	(3,518)	—	—	—	(3,514)
Net realized loss on foreign currency contracts	—	(117)	—	—	—	—	(117)
Total	$812	$(117)	$(856)	$—	$—	$—	$(161)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of purchased options	$32	$—	$17	$—	$—	$—	$49
Net change in unrealized depreciation of futures	(1,138)	—	—	—	—	—	(1,138)
Net change in unrealized appreciation of written options	—	—	69	—	—	—	69
Net change in unrealized appreciation (depreciation) of swap contracts	3	—	(460)	—	—	—	(457)
Net change in unrealized appreciation of foreign currency contracts	—	25	—	—	—	—	25
Total	$(1,103)	$25	$(374)	$—	$—	$—	$(1,452)

36

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

37

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$8,199	$13,521

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$190
Accumulated Capital Losses *	(12,695)
Unrealized Appreciation †	1,216
Total Accumulated Deficit	$(11,289)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$370
Accumulated Net Realized Gain (Loss)	(433)
Capital Stock and Paid-in-Capital	63

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss

38

carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$12,695
Total	$12,695

During the year ended October 31, 2012, the Fund utilized $11,090 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective April 23, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to April 23, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $1.5 billion	0.475%
On next $2.5 billion	0.465%
On next $5 billion	0.455%
Over $10 billion	0.445%

As of April 23, 2012, HIFSCO has voluntarily agreed to waive all of the Fund’s contractual management fees through August 31, 2012.

39

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through April 22, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I*	Class R3	Class R4	Class R5	Class Y
0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	0.69%

* Commenced operations on May 25, 2012.

From April 23, 2012 through August 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I*	Class R3	Class R4	Class R5	Class Y
0.44%	1.19%	1.19%	0.19%	0.74%	0.44%	0.14%	0.14%

* Commenced operations on May 25, 2012.

From November 1, 2011 through April 22, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	1.25%	0.95%	0.65%	0.65%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, this amount, if any, is included in the Statement of Operations.

40

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

	Year Ended October 31, 2012
Class A	0.77%
Class B	1.53
Class C	1.52
Class I	0.62	*
Class R3	1.06
Class R4	0.77
Class R5	0.47
Class Y	0.69

*	From May 25, 2012 (commencement of operations), through October 31, 2012.

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $323 and contingent deferred sales charges of $17 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is

41

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class I	10	9%
Class R3	10	77
Class R4	11	100
Class R5	11	100
Class Y	11	100

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,151,265
Sales Proceeds Excluding U.S. Government Obligations	1,217,921
Cost of Purchases for U.S. Government Obligations	83,616
Sales Proceeds for U.S. Government Obligations	39,595

42

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,298	455	(4,896)	—	(1,143)	3,271	562	(5,098)	—	(1,265)
Amount	$33,926	$4,672	$(50,739)	$—	$(12,141)	$32,660	$5,602	$(50,564)	$—	$(12,302)
Class B
Shares	55	16	(306)	—	(235)	76	29	(379)	—	(274)
Amount	$558	$167	$(3,140)	$—	$(2,415)	$762	$292	$(3,772)	$—	$(2,718)
Class C
Shares	864	71	(798)	—	137	997	79	(1,067)	—	9
Amount	$8,923	$732	$(8,230)	$—	$1,425	$9,996	$789	$(10,606)	$—	$179
Class I
Shares	107	1	—	—	108	—	—	—	—	—
Amount	$1,120	$6	$(1)	$—	$1,125	$—	$—	$—	$—	$—
Class R3
Shares	3	—	—	—	3	10	—	—	—	10
Amount	$30	$4	$—	$—	$34	$100	$—	$—	$—	$100
Class R4
Shares	—	1	—	—	1	10	—	—	—	10
Amount	$—	$4	$—	$—	$4	$100	$—	$—	$—	$100
Class R5
Shares	—	1	—	—	1	10	—	—	—	10
Amount	$—	$4	$—	$—	$4	$100	$—	$—	$—	$100
Class Y
Shares	2,035	204	(12,404)	—	(10,165)	3,048	638	(8,278)	—	(4,592)
Amount	$20,740	$2,062	$(126,909)	$—	$(104,107)	$30,349	$6,347	$(82,665)	$—	$(45,969)
Total
Shares	6,362	749	(18,404)	—	(11,293)	7,422	1,308	(14,822)	—	(6,092)
Amount	$65,297	$7,651	$(189,019)	$—	$(116,071)	$74,067	$13,030	$(147,607)	$—	$(60,510)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	50	$514
For the Year Ended October 31, 2011	58	$575

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

43

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

44

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45

The Hartford Uncontrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$–	$–	$(0.39)	$10.51
B	10.05	0.30	0.47	0.77	(0.31)	–	–	(0.31)	10.51
C	10.07	0.29	0.48	0.77	(0.31)	–	–	(0.31)	10.53
I(F)	10.30	0.13	0.21	0.34	(0.13)	–	–	(0.13)	10.51
R3	10.04	0.33	0.49	0.82	(0.36)	–	–	(0.36)	10.50
R4	10.04	0.37	0.48	0.85	(0.39)	–	–	(0.39)	10.50
R5	10.04	0.40	0.48	0.88	(0.42)	–	–	(0.42)	10.50
Y	10.04	0.48	0.38	0.86	(0.42)	–	–	(0.42)	10.48

For the Year Ended October 31, 2011
A	9.98	0.46	0.10	0.56	(0.48)	–	–	(0.48)	10.06
B	9.98	0.38	0.09	0.47	(0.40)	–	–	(0.40)	10.05
C	10.00	0.38	0.09	0.47	(0.40)	–	–	(0.40)	10.07
R3(I)	9.89	0.03	0.15	0.18	(0.03)	–	–	(0.03)	10.04
R4(I)	9.89	0.04	0.14	0.18	(0.03)	–	–	(0.03)	10.04
R5(I)	9.89	0.04	0.15	0.19	(0.04)	–	–	(0.04)	10.04
Y	9.97	0.49	0.09	0.58	(0.51)	–	–	(0.51)	10.04

For the Year Ended October 31, 2010
A	9.54	0.37	0.45	0.82	(0.38)	–	–	(0.38)	9.98
B	9.53	0.29	0.47	0.76	(0.31)	–	–	(0.31)	9.98
C	9.55	0.30	0.46	0.76	(0.31)	–	–	(0.31)	10.00
Y	9.52	0.40	0.47	0.87	(0.42)	–	–	(0.42)	9.97

For the Year Ended October 31, 2009
A	8.28	0.48	1.27	1.75	(0.49)	–	–	(0.49)	9.54
B	8.28	0.42	1.26	1.68	(0.43)	–	–	(0.43)	9.53
C	8.30	0.42	1.25	1.67	(0.42)	–	–	(0.42)	9.55
Y	8.27	0.51	1.25	1.76	(0.51)	–	–	(0.51)	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	(1.87)	(1.33)	(0.53)	–	–	(0.53)	8.28
B	10.14	0.47	(1.87)	(1.40)	(0.46)	–	–	(0.46)	8.28
C	10.16	0.47	(1.87)	(1.40)	(0.46)	–	–	(0.46)	8.30
Y	10.12	0.57	(1.86)	(1.29)	(0.56)	–	–	(0.56)	8.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 25, 2012.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on September 30, 2011.

46

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

8.47%		$120,395	1.09%		0.77%		3.59%		134%
7.77		5,187	1.96		1.53		2.92		–
7.76		29,736	1.79		1.52		2.83		–
3.35	(G)	1,132	0.83	(H)	0.62	(H)	2.93	(H)	–
8.27		141	1.40		1.06		3.20		–
8.60		111	1.07		0.77		3.57		–
8.92		111	0.77		0.47		3.87		–
8.73		115	0.72		0.69		4.70		–

5.71		126,654	1.06		0.95		4.56		207
4.82		7,324	1.88		1.70		3.82		–
4.81		27,057	1.74		1.70		3.80		–
1.81	(G)	102	1.34	(H)	1.25	(H)	4.29	(H)	–
1.84	(G)	102	1.04	(H)	0.95	(H)	4.58	(H)	–
1.87	(G)	102	0.74	(H)	0.65	(H)	4.87	(H)	–
5.96		102,134	0.63		0.63		4.90		–

8.82		138,388	1.04		1.00		3.75		210
8.13		10,007	1.87		1.75		3.02		–
8.14		26,778	1.72		1.72		3.03		–
9.37		147,197	0.62		0.62		4.13		–

21.83		111,456	1.08		0.95		5.46		178
20.85		10,389	1.96		1.67		4.74		–
20.76		23,237	1.76		1.70		4.66		–
22.07		109,639	0.64		0.64		5.88		–

(13.71)		81,569	1.02		0.95		5.53		177
(14.36)		7,779	1.91		1.70		4.79		–
(14.34)		13,007	1.76		1.70		4.79		–
(13.37)		139,935	0.63		0.63		5.85		–

47

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund) of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

48

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

49

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

50

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

51

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2013. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is 4.45%.

52

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,036.10	$3.12	$1,000.00	$1,022.07	$3.10	0.61%	184	366
Class B	$1,000.00	$1,031.14	$6.94	$1,000.00	$1,018.30	$6.90	1.36	184	366
Class C	$1,000.00	$1,032.20	$7.05	$1,000.00	$1,018.20	$7.00	1.38	184	366
Class I*	$1,000.00	$1,037.32	$2.70	$1,000.00	$1,019.07	$2.68	0.40	159	366
Class R3	$1,000.00	$1,033.62	$4.75	$1,000.00	$1,020.46	$4.72	0.93	184	366
Class R4	$1,000.00	$1,035.18	$3.17	$1,000.00	$1,022.02	$3.15	0.62	184	366
Class R5	$1,000.00	$1,037.74	$1.64	$1,000.00	$1,023.53	$1.63	0.32	184	366
Class Y	$1,000.00	$1,039.93	$1.69	$1,000.00	$1,023.48	$1.68	0.33	184	366

*	Commenced operations on May 25, 2012.

53

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Unconstrained Bond Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 3- and 5-year periods and that its performance was in line with the peer group for the 1-year period. The Board also noted that the Fund had underperformed relative to its benchmark for the 5-year period and that its performance was in line with the benchmark for the 1- and 3-year periods. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the

55

The Hartford Unconstrained Bond Fund (formerly The Hartford Corporate Opportunities Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, an additional breakpoint had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time and noted that an additional breakpoint had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

56

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

57

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-UB12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Value A#	15.31%	-0.17%	7.27%
Value A##	8.97%	-1.30%	6.66%
Value B#	14.38%	-0.89%	6.65%*
Value B##	9.38%	-1.27%	6.65%*
Value C#	14.38%	-0.92%	6.47%
Value C##	13.38%	-0.92%	6.47%
Value I#	15.59%	0.12%	7.44%
Value R3#	15.04%	-0.43%	7.23%
Value R4#	15.37%	-0.11%	7.43%
Value R5#	15.73%	0.19%	7.62%
Value Y#	15.82%	0.29%	7.69%
Russell 1000 Value Index	16.89%	-1.00%	7.34%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Fund

Manager Discussion

October 31, 2012 (Unaudited)

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Director and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Value Fund returned 15.31%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 1000 Value Index, which returned 16.89% for the same period. The Fund outperformed the 13.91% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Nine of the ten sector returns within the Russell 1000 Value Index were positive, with Consumer Discretionary (+30%), Telecommunication Services (+26%), and Health Care (+23%) performing the best. Information Technology (-4%) and Energy (+5%) lagged on a relative basis during the period.

The Fund’s underperformance versus its benchmark was primarily due to sector positioning, which is a result of bottom-up stock selection decisions. The Fund’s underweights (i.e. the Fund’s sector position was less than the benchmark position) to Telecommunication Services, Financials, and Energy detracted. A modest cash position detracted in an upward trending market. Stock selection contributed positively to performance within Health Care, Industrials, and Consumer Staples more than offsetting weaker selection in Energy and Financials.

Holdings of Baker Hughes (Energy), Intel (Information Technology), and Occidental Petroleum (Energy) detracted most from benchmark-relative returns during the period. Shares of Baker Hughes, an oilfield services provider, fell after the company saw reduced pricing, under-utilization and logistics issues at its recently-acquired pressure pumping subsidiary. Shares of Intel, a designer and manufacturer of integrated digital technology platforms, declined after the company lowered its third quarter revenue outlook, citing sluggish demand for its products. The stock of Occidental Petroleum, an American oil and gas producer, fell out of favor due to recent concerns over performance in California, and skepticism over large investments in Texas and the Middle East. Information Technology stocks Hewlett-Packard and Cisco were among the top detractors from absolute performance (i.e. total return).

Among the top contributors to benchmark-relative returns were Comcast (Consumer Discretionary), Home Depot (Consumer Discretionary), and Anheuser-Busch (Consumer Staples). Shares of Comcast, the largest U.S. cable communications company and new owner of NBC Universal, moved higher after the company posted strong third quarter earnings, in part due to better-than-expected ad revenue from the 2012 London Olympics. Shares of Home Depot, a leading home improvement retailer, outperformed after the company posted solid quarterly earnings and raised its outlook for the full fiscal year. Investors are gaining confidence that Home Depot will benefit from a recovery in the housing market. Shares of Anheuser-Busch, the world’s largest brewing company, rose during the period based on favorable expansion prospects in Mexico. Top absolute contributors (i.e. total return) for the period also included Wells Fargo (Financials) and Merck (Health Care).

What is the outlook?

There are several factors, particularly in the U.S., which indicate support for positive economic growth, but there are also potential offsetting risks that could weigh on the markets.

3

The Hartford Value Fund

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

We continue to believe that coordinated, global efforts toward economic recovery are supportive for equity markets. The ECB’s plan to buy potentially unlimited amounts of short-dated government bonds in order to reduce borrowing costs in fiscally-challenged countries helped to reduce the tail risk in Europe. The U.S. Federal Reserve announced a third round of quantitative easing (QE3), which involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment. Overall, we expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region. We believe that the U.S. will remain in a slow growth environment and that continued aggressive Fed policy (QE3) and an improving housing market should help us to avoid a recession.

Based on bottom-up stock decisions, we ended the period most overweight in the Consumer Discretionary, Health Care, and Information Technology sectors relative to the Russell 1000 Value Index; our largest underweights were in Utilities, Energy, and Financials.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.8%
Banks (Financials)	6.7
Capital Goods (Industrials)	9.8
Commercial and Professional Services (Industrials)	0.6
Consumer Durables and Apparel (Consumer Discretionary)	1.4
Diversified Financials (Financials)	9.1
Energy (Energy)	13.3
Food and Staples Retailing (Consumer Staples)	1.4
Food, Beverage and Tobacco (Consumer Staples)	5.6
Health Care Equipment and Services (Health Care)	5.3
Insurance (Financials)	7.9
Materials (Materials)	4.9
Media (Consumer Discretionary)	3.6
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	9.0
Retailing (Consumer Discretionary)	5.3
Semiconductors and Semiconductor Equipment (Information Technology)	4.1
Software and Services (Information Technology)	1.4
Technology Hardware and Equipment (Information Technology)	2.5
Telecommunication Services (Services)	2.3
Utilities (Utilities)	3.6
Short-Term Investments	1.2
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Value Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Automobiles and Components - 0.8%
39	General Motors Co. ●	$1,006
117	Goodyear (The) Tire & Rubber Co. ●	1,330
		2,336
	Banks - 6.7%
114	BB&T Corp.	3,305
100	PNC Financial Services Group, Inc.	5,827
285	Wells Fargo & Co.	9,618
		18,750
	Capital Goods - 9.8%
31	3M Co.	2,691
31	Boeing Co.	2,184
59	Eaton Corp.	2,781
245	General Electric Co.	5,167
56	Illinois Tool Works, Inc.	3,415
68	Ingersoll-Rand plc	3,197
43	PACCAR, Inc.	1,846
45	Stanley Black & Decker, Inc.	3,147
36	United Technologies Corp.	2,790
		27,218
	Commercial and Professional Services - 0.6%
60	Tyco International Ltd.	1,625

	Consumer Durables and Apparel - 1.4%
43	Mattel, Inc.	1,589
112	Newell Rubbermaid, Inc.	2,317
		3,906
	Diversified Financials - 9.1%
38	Ameriprise Financial, Inc.	2,245
19	BlackRock, Inc.	3,690
120	Citigroup, Inc.	4,491
58	Credit Suisse Group ADR	1,358
30	Goldman Sachs Group, Inc.	3,667
238	JP Morgan Chase & Co.	9,931
		25,382
	Energy - 13.3%
37	Anadarko Petroleum Corp.	2,539
89	Chevron Corp.	9,777
14	EOG Resources, Inc.	1,625
74	Exxon Mobil Corp.	6,791
95	Halliburton Co.	3,061
67	Marathon Oil Corp.	2,004
58	Noble Corp.	2,175
55	Occidental Petroleum Corp.	4,353
35	Royal Dutch Shell plc ADR	2,483
63	Southwestern Energy Co. ●	2,191
		36,999
	Food and Staples Retailing - 1.4%
83	CVS Caremark Corp.	3,835

	Food, Beverage and Tobacco - 5.6%
34	Anheuser-Busch InBev N.V.	2,824
61	General Mills, Inc.	2,428
26	Kraft Foods Group, Inc. ●	1,186
78	Mondelez International, Inc.	2,074
41	PepsiCo, Inc.	2,848
47	Philip Morris International, Inc.	4,192
		15,552
	Health Care Equipment and Services - 5.3%
51	Baxter International, Inc.	3,212
62	Covidien plc	3,428
53	HCA Holdings, Inc.	1,498
73	St. Jude Medical, Inc.	2,798
69	UnitedHealth Group, Inc.	3,868
		14,804
	Insurance - 7.9%
74	ACE Ltd.	5,786
49	American International Group, Inc. ●	1,705
43	Chubb Corp.	3,306
134	Marsh & McLennan Cos., Inc.	4,551
67	Principal Financial Group, Inc.	1,855
38	Swiss Re Ltd.	2,596
108	Unum Group	2,181
		21,980
	Materials - 4.9%
86	Dow Chemical Co.	2,524
49	E.I. DuPont de Nemours & Co.	2,182
69	International Paper Co.	2,461
60	Mosaic Co.	3,158
40	Nucor Corp.	1,594
142	Steel Dynamics, Inc.	1,796
		13,715
	Media - 3.6%
47	CBS Corp. Class B	1,534
156	Comcast Corp. Class A	5,859
91	Thomson Reuters Corp.	2,571
		9,964
	Pharmaceuticals, Biotechnology and Life Sciences - 9.0%
36	Amgen, Inc.	3,128
48	Johnson & Johnson	3,387
162	Merck & Co., Inc.	7,371
214	Pfizer, Inc.	5,326
18	Roche Holding AG	3,457
63	Teva Pharmaceutical Industries Ltd. ADR	2,562
		25,231
	Retailing - 5.3%
6	AutoZone, Inc. ●	2,175
54	Home Depot, Inc.	3,328
61	Kohl's Corp.	3,244
101	Lowe's Co., Inc.	3,270
47	Nordstrom, Inc.	2,662
		14,679
	Semiconductors and Semiconductor Equipment - 4.1%
71	Analog Devices, Inc.	2,762
172	Intel Corp.	3,720
78	Maxim Integrated Products, Inc.	2,134
86	Xilinx, Inc.	2,820
		11,436
	Software and Services - 1.4%
133	Microsoft Corp.	3,783

	Technology Hardware and Equipment - 2.5%
351	Cisco Systems, Inc.	6,016
59	Hewlett-Packard Co.	821
		6,837
	Telecommunication Services - 2.3%
188	AT&T, Inc.	6,509

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Utilities - 3.6%
54	Edison International		$2,551
33	Entergy Corp.		2,408
25	NextEra Energy, Inc.		1,718
65	Northeast Utilities		2,560
31	PPL Corp.		911
			10,148
	Total common stocks
	(cost $244,436)		$274,689

	Total long-term investments
	(cost $244,436)		$274,689

SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 1.2%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $626,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $639)
$626	0.30%, 10/31/2012		$626
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $255, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $260)
255	0.25%, 10/31/2012		255
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $438, collateralized by FNMA 2.50%, 2027, value of $447)
438	0.35%, 10/31/2012		438
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $167, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $170)
167	0.35%, 10/31/2012		167
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $774, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $788)
774	0.28%, 10/31/2012		774
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$981, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $1,000)
981	0.25%, 10/31/2012		981
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $4, collateralized by U.S. Treasury Note 8.13%, 2019, value of $5)
4	0.25%, 10/31/2012		4
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $227, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $232)
227	0.30%, 10/31/2012		227
			3,472
	Total short-term investments
	(cost $3,472)		$3,472

	Total investments
	(cost $247,908) ▲	99.8%	$278,161
	Other assets and liabilities	0.2%	558
	Total net assets	100.0%	$278,719

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $251,283 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,855
Unrealized Depreciation	(9,977)
Net Unrealized Appreciation	$26,878

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$274,689	$268,636	$6,053	$–
Short-Term Investments	3,472	–	3,472	–
Total	$278,161	$268,636	$9,525	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $247,908)	$278,161
Receivables:
Fund shares sold	686
Dividends and interest	449
Other assets	41
Total assets	279,337
Liabilities:
Bank overdraft	179
Payables:
Fund shares redeemed	341
Investment management fees	44
Administrative fees	1
Distribution fees	9
Accrued expenses	44
Total liabilities	618
Net assets	$278,719
Summary of Net Assets:
Capital stock and paid-in-capital	$229,770
Undistributed net investment income	6,670
Accumulated net realized gain	12,026
Unrealized appreciation of investments	30,253
Net assets	$278,719

Shares authorized	550,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.64/$13.38
Shares outstanding	5,580
Net assets	$70,506
Class B: Net asset value per share	$12.35
Shares outstanding	201
Net assets	$2,488
Class C: Net asset value per share	$12.30
Shares outstanding	1,302
Net assets	$16,019
Class I: Net asset value per share	$12.57
Shares outstanding	1,118
Net assets	$14,059
Class R3: Net asset value per share	$12.35
Shares outstanding	213
Net assets	$2,636
Class R4: Net asset value per share	$12.46
Shares outstanding	1,804
Net assets	$22,478
Class R5: Net asset value per share	$12.55
Shares outstanding	242
Net assets	$3,031
Class Y: Net asset value per share	$12.58
Shares outstanding	11,723
Net assets	$147,502

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$12,965
Interest	7
Less: Foreign tax withheld	(73)
Total investment income	12,899

Expenses:
Investment management fees	3,129
Administrative services fees	30
Transfer agent fees	206
Distribution fees
Class A	173
Class B	29
Class C	161
Class R3	13
Class R4	36
Custodian fees	8
Accounting services fees	63
Registration and filing fees	108
Board of Directors' fees	15
Audit fees	16
Other expenses	58
Total expenses (before waivers and fees paid indirectly)	4,045
Expense waivers	(156)
Transfer agent fee waivers	(5)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(168)
Total expenses, net	3,877
Net Investment Income	9,022
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	52,258
Net realized gain on foreign currency contracts	10
Net realized loss on other foreign currency transactions	(8)
Net Realized Gain on Investments and Foreign Currency Transactions	52,260
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(9,995)
Net Changes in Unrealized Depreciation of Investments	(9,995)
Net Gain on Investments and Foreign Currency Transactions	42,265
Net Increase in Net Assets Resulting from Operations	$51,287

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$9,022	$8,316
Net realized gain on investments and foreign currency transactions	52,260	10,002
Net unrealized appreciation (depreciation) of investments	(9,995)	1,655
Net Increase In Net Assets Resulting From Operations	51,287	19,973
Distributions to Shareholders:
From net investment income
Class A	(230)	(749)
Class B	(7)	(7)
Class C	(38)	(60)
Class I	(44)	(120)
Class R3	(7)	(20)
Class R4	(29)	(93)
Class R5	(11)	(31)
Class Y	(2,024)	(7,070)
Total distributions	(2,390)	(8,150)
Capital Share Transactions:
Class A	(8,061)	1,294
Class B	(1,323)	(2,304)
Class C	(1,516)	1,855
Class I	3,091	4,870
Class R3	9	1,340
Class R4	12,574	8,320
Class R5	89	2,374
Class Y	(348,979)	77,723
Net increase (decrease) from capital share transactions	(344,116)	95,472
Net Increase (Decrease) In Net Assets	(295,219)	107,295
Net Assets:
Beginning of period	573,938	466,643
End of period	$278,719	$573,938
Undistributed (distribution in excess of) net investment income (loss)	$6,670	$239

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

12

close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted

13

The Hartford Value Fund

Notes to Financial Statements  – (continued)

October 31, 2012

(000’s Omitted)

or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange

14

rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial

15

The Hartford Value Fund

Notes to Financial Statements  – (continued)

October 31, 2012

(000’s Omitted)

position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$10	$—	$—	$—	$—	$10
Total	$—	$10	$—	$—	$—	$—	$10

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

16

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$2,390	$8,174

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,670
Undistributed Long-Term Capital Gain	15,401
Unrealized Appreciation *	26,878
Total Accumulated Earnings	$48,949

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(201)
Accumulated Net Realized Gain (Loss)	201

17

The Hartford Value Fund

Notes to Financial Statements  – (continued)

October 31, 2012

(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

During the year ended October 31, 2012, the Fund utilized $37,093 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6000%
On next $1.5 billion	0.5900%
On next $2.5 billion	0.5850%
On next $5 billion	0.5800%
Over $10 billion	0.5750%

18

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $4.5 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.15%	1.90%	1.90%	0.90%	1.35%	1.05%	0.80%	0.75%

From November 1, 2011 through February 29, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.40%	1.10%	0.80%	0.75%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

19

The Hartford Value Fund

Notes to Financial Statements  – (continued)

October 31, 2012

(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.15%
Class B	1.92
Class C	1.88
Class I	0.86
Class R3	1.36
Class R4	1.05
Class R5	0.80
Class Y	0.73

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $209 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

20

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

		Percentage
	Shares	of Class
Class R4	10	1%
Class R5	10	4

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$110,235
Sales Proceeds Excluding U.S. Government Obligations	448,582

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued From Merger	Net Increase (Decrease) of Shares
Class A
Shares	990	20	(1,704)	—	(694)	1,702	65	(1,682)	—	85
Amount	$11,779	$219	$(20,059)	$—	$(8,061)	$19,788	$715	$(19,209)	$—	$1,294
Class B
Shares	15	—	(129)	—	(114)	25	—	(233)	—	(208)
Amount	$174	$6	$(1,503)	$—	$(1,323)	$272	$7	$(2,583)	$—	$(2,304)
Class C
Shares	223	3	(352)	—	(126)	421	5	(270)	—	156
Amount	$2,548	$30	$(4,094)	$—	$(1,516)	$4,826	$48	$(3,019)	$—	$1,855
Class I
Shares	786	3	(524)	—	265	652	8	(242)	—	418
Amount	$9,306	$34	$(6,249)	$—	$3,091	$7,561	$86	$(2,777)	$—	$4,870
Class R3
Shares	53	1	(53)	—	1	140	2	(28)	—	114
Amount	$623	$7	$(621)	$—	$9	$1,623	$20	$(303)	$—	$1,340
Class R4
Shares	1,359	1	(344)	—	1,016	791	2	(59)	—	734
Amount	$16,515	$8	$(3,949)	$—	$12,574	$8,934	$24	$(638)	$—	$8,320
Class R5
Shares	27	1	(21)	—	7	225	3	(3)	—	225
Amount	$318	$11	$(240)	$—	$89	$2,372	$31	$(29)	$—	$2,374
Class Y
Shares	4,818	184	(35,737)	—	(30,735)	9,949	647	(3,674)	—	6,922
Amount	$57,875	$2,024	$(408,878)	$—	$(348,979)	$111,250	$7,069	$(40,596)	$—	$77,723
Total
Shares	8,271	213	(38,864)	—	(30,380)	13,905	732	(6,191)	—	8,446
Amount	$99,138	$2,339	$(445,593)	$—	$(344,116)	$156,626	$8,000	$(69,154)	$—	$95,472

21

The Hartford Value Fund

Notes to Financial Statements  – (continued)

October 31, 2012

(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	42	$492
For the Year Ended October 31, 2011	37	$426

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

23

The Hartford Value Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$11.00	$0.20	$1.48	$1.68	$(0.04)	$–	$–	$(0.04)	$12.64
B	10.82	0.10	1.45	1.55	(0.02)	–	–	(0.02)	12.35
C	10.78	0.11	1.44	1.55	(0.03)	–	–	(0.03)	12.30
I	10.92	0.23	1.47	1.70	(0.05)	–	–	(0.05)	12.57
R3	10.77	0.17	1.44	1.61	(0.03)	–	–	(0.03)	12.35
R4	10.84	0.20	1.46	1.66	(0.04)	–	–	(0.04)	12.46
R5	10.89	0.23	1.48	1.71	(0.05)	–	–	(0.05)	12.55
Y	10.91	0.25	1.47	1.72	(0.05)	–	–	(0.05)	12.58

For the Year Ended October 31, 2011 (E)
A	10.65	0.14	0.33	0.47	(0.12)	–	–	(0.12)	11.00
B	10.46	0.04	0.34	0.38	(0.02)	–	–	(0.02)	10.82
C	10.44	0.05	0.33	0.38	(0.04)	–	–	(0.04)	10.78
I	10.58	0.17	0.33	0.50	(0.16)	–	–	(0.16)	10.92
R3	10.45	0.11	0.32	0.43	(0.11)	–	–	(0.11)	10.77
R4	10.51	0.14	0.34	0.48	(0.15)	–	–	(0.15)	10.84
R5	10.56	0.15	0.35	0.50	(0.17)	–	–	(0.17)	10.89
Y	10.57	0.19	0.32	0.51	(0.17)	–	–	(0.17)	10.91

For the Year Ended October 31, 2010 (E)
A	9.63	0.09	1.01	1.10	(0.08)	–	–	(0.08)	10.65
B	9.47	0.01	0.99	1.00	(0.01)	–	–	(0.01)	10.46
C	9.45	0.02	0.98	1.00	(0.01)	–	–	(0.01)	10.44
I	9.59	0.12	0.99	1.11	(0.12)	–	–	(0.12)	10.58
R3	9.47	0.06	1.00	1.06	(0.08)	–	–	(0.08)	10.45
R4	9.52	0.09	1.01	1.10	(0.11)	–	–	(0.11)	10.51
R5	9.55	0.12	1.01	1.13	(0.12)	–	–	(0.12)	10.56
Y	9.55	0.14	1.01	1.15	(0.13)	–	–	(0.13)	10.57

For the Year Ended October 31, 2009 (E)
A	8.95	0.11	0.78	0.89	(0.21)	–	–	(0.21)	9.63
B	8.73	0.06	0.77	0.83	(0.09)	–	–	(0.09)	9.47
C	8.72	0.04	0.77	0.81	(0.08)	–	–	(0.08)	9.45
I	8.97	0.10	0.81	0.91	(0.29)	–	–	(0.29)	9.59
R3	8.87	0.07	0.77	0.84	(0.24)	–	–	(0.24)	9.47
R4	8.89	0.11	0.77	0.88	(0.25)	–	–	(0.25)	9.52
R5	8.92	0.14	0.77	0.91	(0.28)	–	–	(0.28)	9.55
Y	8.93	0.15	0.77	0.92	(0.30)	–	–	(0.30)	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	(4.60)	(4.44)	(0.10)	(0.64)	–	(0.74)	8.95
B	13.78	0.08	(4.49)	(4.41)	–	(0.64)	–	(0.64)	8.73
C	13.78	0.06	(4.48)	(4.42)	–	(0.64)	–	(0.64)	8.72
I	14.15	0.17	(4.56)	(4.39)	(0.15)	(0.64)	–	(0.79)	8.97
R3	14.00	0.03	(4.46)	(4.43)	(0.06)	(0.64)	–	(0.70)	8.87
R4	14.03	0.08	(4.48)	(4.40)	(0.10)	(0.64)	–	(0.74)	8.89
R5	14.07	0.19	(4.56)	(4.37)	(0.14)	(0.64)	–	(0.78)	8.92
Y	14.09	0.21	(4.57)	(4.36)	(0.16)	(0.64)	–	(0.80)	8.93

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

15.31%	$70,506	1.22%	1.15%	1.64%	24%
14.38	2,488	2.24	1.92	0.89	–
14.38	16,019	1.92	1.88	0.90	–
15.59	14,059	0.88	0.86	1.93	–
15.04	2,636	1.49	1.37	1.42	–
15.37	22,478	1.19	1.06	1.71	–
15.73	3,031	0.87	0.80	1.98	–
15.82	147,502	0.75	0.73	2.15	–

4.41	69,016	1.20	1.15	1.20	16
3.59	3,409	2.15	1.95	0.39	–
3.67	15,395	1.91	1.86	0.49	–
4.75	9,310	0.86	0.81	1.53	–
4.09	2,288	1.47	1.40	0.98	–
4.54	8,543	1.15	1.10	1.27	–
4.73	2,563	0.86	0.80	1.47	–
4.86	463,414	0.74	0.69	1.65	–

11.41	65,915	1.30	1.28	0.88	33
10.59	5,467	2.22	2.09	0.08	–
10.63	13,276	2.02	2.00	0.15	–
11.57	4,604	0.92	0.90	1.26	–
11.22	1,024	1.53	1.50	0.62	–
11.51	564	1.21	1.19	0.94	–
11.86	101	0.89	0.87	1.21	–
12.02	375,692	0.82	0.80	1.36	–

10.29	57,687	1.41	1.40	1.27	50
9.61	7,286	2.43	1.89	0.77	–
9.47	10,591	2.18	2.14	0.49	–
10.60	2,534	1.00	1.00	1.24	–
9.92	248	1.63	1.63	0.86	–
10.26	163	1.29	1.29	1.36	–
10.65	8	0.97	0.97	1.67	–
10.74	296,799	0.88	0.88	1.73	–

(33.00)	56,864	1.32	1.32	1.32	57
(33.43)	7,211	2.27	2.06	0.57	–
(33.50)	9,160	2.10	2.10	0.54	–
(32.67)	598	0.96	0.96	1.66	–
(33.14)	122	1.73	1.65	0.87	–
(32.93)	166	1.31	1.31	1.29	–
(32.71)	8	0.98	0.98	1.65	–
(32.65)	211,366	0.88	0.88	1.76	–

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

26

The Hartford Value Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Value Fund

Directors and Officers (Unaudited)  – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Value Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford Value Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.18	$5.84	$1,000.00	$1,019.35	$5.84	1.15%	184	366
Class B	$1,000.00	$1,016.46	$9.63	$1,000.00	$1,015.58	$9.63	1.90	184	366
Class C	$1,000.00	$1,015.69	$9.63	$1,000.00	$1,015.58	$9.63	1.90	184	366
Class I	$1,000.00	$1,021.12	$4.52	$1,000.00	$1,020.66	$4.52	0.89	184	366
Class R3	$1,000.00	$1,018.98	$6.85	$1,000.00	$1,018.35	$6.85	1.35	184	366
Class R4	$1,000.00	$1,020.48	$5.33	$1,000.00	$1,019.86	$5.33	1.05	184	366
Class R5	$1,000.00	$1,021.99	$4.06	$1,000.00	$1,021.12	$4.06	0.80	184	366
Class Y	$1,000.00	$1,021.93	$3.96	$1,000.00	$1,021.22	$3.96	0.78	184	366

31

The Hartford Value Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Value Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

33

The Hartford Value Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with The Hartford’s preferred partnership agreement with the Sub-adviser, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-V12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford World Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford World Bond Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at October 31, 2012	6
Investment Valuation Hierarchy Level Summary at October 31, 2012	21
Statement of Assets and Liabilities at October 31, 2012	22
Statement of Operations for the Year Ended October 31, 2012	24
Statement of Changes in Net Assets for the Year Ended October 31, 2012, and the Period May 31, 2011, (commencement of operations) through October 31, 2011	25
Notes to Financial Statements	26
Financial Highlights	44
Report of Independent Registered Public Accounting Firm	46
Directors and Officers (Unaudited)	47
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	49
Quarterly Portfolio Holdings Information (Unaudited)	49
Federal Tax Information (Unaudited)	50
Expense Example (Unaudited)	51
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	52

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation with income as a secondary goal.

Performance Overview 5/31/11 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	Since Inception
World Bond A#	6.79%	7.47%
World Bond A##	1.99%	4.04%
World Bond C#	6.12%	6.70%
World Bond C##	5.12%	6.70%
World Bond I#	7.11%	7.77%
World Bond R3#	6.51%	7.15%
World Bond R4#	6.82%	7.46%
World Bond R5#	7.03%	7.70%
World Bond Y#	7.18%	7.83%
Citigroup World Government Bond Index	2.08%	3.70%

#	Without sales charge
##	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Class C reflects a contingent deferred sales charge of 1.00%.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford World Bond Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA
Director and Fixed Income Portfolio Manager	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford World Bond Fund returned 6.79%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Citigroup World Government Bond Index, which returned 2.08% for the same period. The Fund underperformed the 7.01% return of the average fund in the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Markets were extremely volatile during the twelve months ended October 31, 2012 due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks - the European Central Bank (ECB) and U.S. Federal Reserve Board (Fed) - responded with bold policy moves. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

For the twelve month period, benchmark-relative outperformance was primarily driven by our currency positioning, particularly significant underweights to the euro and the Japanese yen in favor of the U.S. dollar. Our overall cautious duration positioning and the resulting significant exposure to high quality global government bond markets like Australia, Germany, Denmark, Sweden, and Norway were also additive to relative performance. Our opportunistic allocation to emerging market debt and to credit sectors, including investment-grade, high yield corporate credit, securitized and emerging local debt was also additive to relative performance. Note that the Fund is managed in a benchmark-agnostic, total return approach. On an absolute basis, the main driver of return was our allocation to high quality, core government bonds. Other positive contributors to absolute return included duration, currency, country rotation, emerging market and credit strategies.

The Fed remained extremely accommodative throughout the period, which further supported fixed income assets. In September, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of additional mortgage-backed securities per month. Additionally, the central bank extended its rates guidance to the middle of 2015 and further stated that it expected to maintain a highly accommodative stance for a considerable period after the economic recovery strengthens.

Economic data released throughout the period painted a mixed picture of the U.S. economy. Consumer confidence weakened and the labor market remained sluggish. However, there was growing enthusiasm over a recovery in housing as home prices showed their first year-over-year gain in years.

The U.S. Treasury yield curve flattened over the period as longer-term rates declined more than short-term yields. All of the major fixed income sectors posted strong absolute returns driven by the decline in U.S. Treasury yields, and all sectors outperformed U.S. Treasuries on a duration-adjusted basis.

Yields in most high-quality government bond markets ended lower during the period. Short-term yields on peripheral European government bonds particularly fell in response to the ECB’s injection of liquidity through its Long-Term Refinancing Operation (LTRO) program.

The main influences on currency markets during the period were improved growth expectations and supportive policy conditions; however, currency performance was mixed. EM (emerging markets) currencies in particular saw a healthy rally after a challenging 2011. High-yielding and commodity currencies like the New Zealand dollar (6.4%), Canadian dollar (3.4%), Australian dollar (4.7%) and Mexican peso (7.9%) appreciated versus the U.S. dollar. However, majors like the Japanese yen (-1.6%) and the euro (-4.8%) weakened considerably versus the U.S. dollar as global policy and economic uncertainty persisted.

Overall, our currency strategies were strongly additive to relative performance during the period. Our avoidance of Japanese yen exposure helped performance as the yen weakened against the U.S. dollar. Our limited exposure to the euro also helped as the euro continued to weaken due to

3

The Hartford World Bond Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

continued uncertainty in the Eurozone. Our opportunistic exposure to Asian currencies were additive, as Asia outperformed most other advanced economies. However, our currency exposure to the Nordic region detracted on a relative basis. On an absolute basis our currency strategies also contributed positively to total return. Our currency positioning is primarily implemented through the use of currency forward contracts.

Within country strategies, our exposure to core developed government bond markets such as Australia, Germany, Denmark, Sweden, and Norway was a major contributor to relative performance, as interest rates significantly decreased and government bond prices rose during the period. Most high quality, global government bond markets exhibited frequent swings in sentiment, albeit with an overall richening bias. Within our active duration positioning, our tactical overweight to the front-end of the yield curve in countries like Sweden, Germany, and Australia positively contributed to relative results, as yield curves steepened in response to policy tightening expectations in these countries. In addition, our active inter-country rotation strategies, where we were overweight Germany versus the U.S. at the 10-year part of the yield curve, also contributed positively to relative results. On an absolute basis (i.e. total return), our duration exposure to high quality, core developed governments contributed significantly to total return. Our country (duration and yield curve) positioning is primarily implemented through the use of exchange-traded government bond futures and cash bonds.

Credit strategies had a positive impact on both absolute and relative performance during the period, despite our limited and very selective exposure to these sectors. Our opportunistic allocation to the high yield sector, particularly within Industrial issues, was additive to relative performance during the period. Our allocation to global investment grade corporates, particularly U.S. Industrial and Financial issues, was also additive. Our allocation to securitized debt, in particular Agency CMOs and Non-Agency Residential MBS, was additive to relative performance. Within emerging markets debt, our long exposure to Brazilian interest rates was additive but our short exposure to Czech interest rates detracted from relative performance. Our credit positioning is primarily implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps.

What is the outlook?

In summary, at the end of the period our interest rate positioning reflected an aggregate underweight duration bias, but with a level of differentiation across regions. We expect growth to be sluggish and interest rates generally range bound, hence we favor country relative value strategies over outright duration strategies. Looking forward, we expect a lot of noise based on political transitions and developments, and we will increasingly seek to implement strategies to exploit tactical investment opportunities offered by such idiosyncratic volatility. At the end of the period, we maintained exposure to high quality core government bond markets such as Germany, United States, the Nordic countries, Canada, Australia, Singapore, Mexico and Poland.

We expect the North American cycle to outperform many other developed countries primarily driven by improvement in U.S. housing market indicators, supportive macro policy, more progress on deleveraging in the private sector and a better capitalized banking system. Given that the impending fiscal cliff negotiations could lead to heightened volatility in the U.S. dollar, we have expressed this theme through positions favoring the Canadian dollar and the US dollar.

We remained cautious on the Euro at the end of the period, particularly given Greece’s domestic politics and Spain’s delay in requesting official sector support. Although we believe that forward looking indicators are pointing to some stability in first half of 2013, the eurozone area continued to face worsening fiscal dynamics and continued deterioration in cyclical economic data at the end of the period. In the U.K., a lackluster economy, an activist central bank, and a deteriorating fiscal picture continued to suggest a challenging backdrop for the British pound. In line with central banks in most advanced economies, the Bank of Japan has further eased monetary policy but most of these measures will only start to be effective in 2013. Hence we believe the Japanese yen is unlikely to weaken substantively given the greater degree of monetary easing elsewhere. Amongst other peripheral G10 currencies, the Australian economy has significantly benefitted from the industrialization trends in China. However, cyclically, we believe the country faces four major headwinds to growth – a weaker Chinese housing cycle, a persistently strong currency, a weaker domestic housing cycle, and material domestic fiscal tightening. We expect the Australian dollar to underperform other commodity currencies, particularly the New Zealand dollar and the Canadian dollar.

Although emerging market currency fundamentals are no longer as uniform as they were at the early stages of their appreciation trend in the early 2000s, a number of emerging market currencies are still likely to benefit from the support of their external balances and relatively tight monetary policies. We expect emerging market currencies to appreciate versus the Euro and Yen.

At the end of the period we were increasingly positive on global credit markets, based on still-solid corporate

4

fundamentals and continuing accommodation from global central banks. However, we balance these pluses against uncertainty about the fiscal cliff, implementation of policies to address the European crisis, and a weakening global growth outlook. Another risk is if a pick-up in economic growth spurs a rise in shareholder-friendly actions such as mergers and acquisitions, leveraged buyouts, and dividend increases. Nevertheless, fundamentals remain broadly strong as corporations maintain conservative balance sheets by postponing capital expenditures and hiring. We expect shifts in our credit exposure to remain tactical and opportunistic in nature given that we anticipate further market volatility.

Distribution by Credit Quality

as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	54.3%
Aa / AA	0.1
A	3.8
Baa / BBB	4.7
Ba / BB	2.2
B	2.8
Caa / CCC or Lower	1.3
Unrated	0.2
U.S. Government Agencies and Securities	18.3
Non Debt Securities and Other Short-Term Instruments	15.4
Other Assets & Liabilities	(3.1)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of October 31, 2012

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.0%
Administrative Waste Management and Remediation	0.1
Agriculture, Forestry, Fishing and Hunting	0.0
Apparel Manufacturing	0.0
Arts, Entertainment and Recreation	0.6
Chemical Manufacturing	0.1
Computer and Electronic Product Manufacturing	0.2
Construction	0.1
Fabricated Metal Product Manufacturing	0.0
Finance and Insurance	4.2
Food Services	0.1
Furniture and Related Product Manufacturing	0.0
Health Care and Social Assistance	1.0
Information	1.0
Machinery Manufacturing	0.0
Mining	0.2
Miscellaneous Manufacturing	0.1
Motor Vehicle and Parts Manufacturing	0.0
Other Services	0.1
Paper Manufacturing	0.0
Petroleum and Coal Products Manufacturing	0.3
Pipeline Transportation	0.1
Plastics and Rubber Products Manufacturing	0.2
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	0.1
Rail Transportation	0.2
Real Estate, Rental and Leasing	0.3
Retail Trade	0.3
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Truck Transportation	0.0
Utilities	0.2
Water Transportation	0.0
Wholesale Trade	0.2
Total	9.9%
Equity Securities
Diversified Financials	0.0
Total	0.0%
Call Options Purchased	0.0
Foreign Government Obligations	59.5
Put Options Purchased	0.0
U.S. Government Agencies	0.0
U.S. Government Securities	11.7
Short-Term Investments	22.0
Other Assets and Liabilities	(3.1)
Total	100.0%

5

The Hartford World Bond Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.2%
	United Kingdom - 0.3%
	Granite Master Issuer plc
$1,203	0.29%, 12/20/2054 Δ	$1,182
840	0.39%, 12/17/2054 Δ	825
	Motor plc
315	1.29%, 02/25/2020 ■	316
		2,323
	United States - 1.9%
	Ally Master Owner Trust
1,245	1.54%, 09/16/2019	1,245
	AmeriCredit Automobile Receivables Trust
170	3.34%, 04/08/2016	177
	Asset Backed Funding Certificates
300	0.43%, 10/25/2036 Δ	122
	Banc of America Funding Corp.
525	5.77%, 05/25/2037	451
	Bank of America Automotive Trust
34	3.52%, 06/15/2016 ■	34
	Bear Stearns Adjustable Rate Mortgage Trust
469	2.25%, 08/25/2035 Δ	457
	Bear Stearns Commercial Mortgage Securities, Inc.
9	5.33%, 01/12/2045	9
	Cal Funding II Ltd.
660	3.47%, 10/25/2022 ■	660
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,580	5.40%, 12/11/2049	893
10	5.89%, 11/15/2044	12
	CNH Equipment Trust
144	1.20%, 05/16/2016	145
	Consumer Portfolio Services, Inc.
186	2.78%, 06/17/2019 ■	187
	DBUBS Mortgage Trust
3,100	3.57%, 01/01/2021 ■►	156
	Fieldstone Mortgage Investment Corp.
151	0.55%, 04/25/2047 Δ	78
	First Horizon Alternative Mortgage Securities
544	2.55%, 04/25/2036 Δ	379
	Ford Credit Automotive Lease Trust
37	0.74%, 09/15/2013	37
	GMAC Mortgage Corp. Loan Trust
364	3.71%, 09/19/2035 Δ	341
	Greenwich Capital Commercial Funding Corp.
150	6.06%, 07/10/2038 Δ	174
	GSAMP Trust
550	0.33%, 12/25/2036 Δ	231
554	0.46%, 12/25/2036 Δ	242
	GSR Mortgage Loan Trust
424	3.08%, 05/25/2047 Δ	304
	Honda Automotive Receivables Owner Trust
102	0.67%, 04/21/2014	102
	Indymac Index Mortgage Loan Trust
138	2.62%, 08/25/2035 Δ	89
441	2.96%, 09/25/2036 Δ	296
	JP Morgan Chase Commercial Mortgage Securities Corp.
540	2.75%, 10/15/2045 ■	302
850	4.83%, 10/15/2045 ■Δ	734
	LB-UBS Commercial Mortgage Trust
310	5.43%, 02/15/2040	357
	Merrill Lynch Mortgage Investors Trust
46	0.41%, 12/25/2036 Δ	41
	Merrill Lynch Mortgage Trust
100	5.85%, 05/12/2039 Δ	115
	Merrill Lynch/Countrywide Commercial Mortgage Trust
400	5.81%, 06/12/2050 Δ	457
105	6.09%, 06/12/2046 Δ	122
	Morgan Stanley Capital I
40	5.16%, 10/12/2052 Δ	45
100	5.42%, 09/15/2047 ■Δ	116
50	5.82%, 06/11/2042 Δ	59
	Morgan Stanley Capital, Inc.
840	0.44%, 10/25/2036 Δ	340
	Oaktree Real Estate Investments/Sabal
1,656	4.00%, 09/25/2044 ■	1,665
	Prestige Automotive Receivables Trust
274	1.23%, 12/15/2015 ■	275
	Residential Funding Mortgage Securities, Inc.
837	6.00%, 07/25/2037	779
	Santander Consumer USA, Inc.
165	2.32%, 04/15/2015 ■	167
	Saxon Asset Securities Trust
1,800	0.38%, 11/25/2036 Δ	1,086
	Soundview Home Equity Loan Trust, Inc.
1,750	0.39%, 07/25/2037 Δ	696
309	0.49%, 06/25/2037 Δ	137
	Springleaf Mortgage Loan Trust
925	1.57%, 12/25/2059 ■†	925
696	2.22%, 10/25/2057 ■	700
510	2.66%, 12/25/2059 ■†	510
	Structured Adjustable Rate Mortgage Loan Trust
1,379	0.51%, 09/25/2034 Δ	1,105
	UBS-Barclays Commercial Mortgage Trust
980	4.96%, 08/10/2049 ■	670
	Wells Fargo Mortgage Backed Securities Trust
149	5.17%, 10/25/2035 Δ	149
	WF-RBS Commercial Mortgage Trust
515	5.00%, 06/15/2044 ■	398
		18,771
	Total asset & commercial mortgage backed securities
	(cost $20,234)	$21,094

CORPORATE BONDS - 6.9%
	Australia - 0.1%
	FMG Resources Pty Ltd.
$35	6.00%, 04/01/2017 ■	$34
560	7.00%, 11/01/2015 ■	566

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 6.9% - (continued)
		Australia - 0.1% - (continued)
		Nufarm Australia Ltd.
	$295	6.38%, 10/15/2019 ■	$302
			902
		Belgium - 0.0%
		Ontex IV
EUR	275	7.50%, 04/15/2018 §	373

		Brazil - 0.0%
		Fibria Overseas Finance Ltd.
	125	7.50%, 05/04/2020 ■	138

		Canada - 0.5%
		Kinder Morgan Finance Co.
	290	5.70%, 01/05/2016	318
		National Money Mart Co.
	640	10.38%, 12/15/2016	714
		Quebecor Media, Inc.
	180	7.75%, 03/15/2016	185
		Videotron Ltee
	36	5.00%, 07/15/2022	37
	40	9.13%, 04/15/2018	43
		Xstrata Finance Canada Ltd.
	2,066	4.00%, 10/25/2022 ■	2,075
	1,350	5.30%, 10/25/2042 ■	1,353
			4,725
		France - 0.1%
		Banque PSA Finance S.A.
EUR	350	4.88%, 09/25/2015	459
		Caisse D'Amortissement de la Dette Sociale
GBP	75	0.80%, 06/17/2013 Δ	121
			580
		Germany - 0.1%
		Unitymedia Hessen GmbH & Co.
EUR	400	9.63%, 12/01/2019 §	578

		Japan - 0.1%
		Tokyo Electric Power Co., Inc.
EUR	450	4.50%, 03/24/2014	589

		Luxembourg - 0.0%
		Ontex IV S.A.
EUR	100	9.00%, 04/15/2019 §	132
		Telenet Finance V Luxembourg SCA
EUR	110	6.25%, 08/15/2022 ■	147
			279
		Netherlands - 0.2%
		AerCap Aviation Solutions B.V.
	200	6.38%, 05/30/2017	207
		Conti-Gummi Finance B.V.
EUR	50	7.13%, 10/15/2018 §	69
		ING Groep N.V.
EUR	590	8.00%, 04/29/2049	772
		Portugal Telecom SGPS S.A.
EUR	375	5.63%, 02/08/2016	501
		Sensata Technologies B.V.
	300	6.50%, 05/15/2019 §	316
		Volkswagen Financial Services N.V.
EUR	100	0.60%, 11/27/2012 Δ	130
			1,995
		South Korea - 0.0%
		Harvest Operations Corp.
	41	6.88%, 10/01/2017	45

		Switzerland - 0.2%
		UBS AG Jersey Bank
EUR	15	4.28%, 04/15/2015	18
		UBS AG Stamford CT
	1,625	2.25%, 08/12/2013	1,646
			1,664
		United Arab Emirates - 0.0%
		Shelf Drilling Holdings Ltd.
	305	8.63%, 11/01/2018 ■	307

		United Kingdom - 0.4%
		British Telecommunications plc
	1,120	1.50%, 12/20/2013 Δ	1,128
		FCE Bank plc
EUR	300	7.25%, 07/15/2013 §	405
		HSBC Holdings plc
EUR	825	0.52%, 09/30/2020 Δ	989
		Ineos Finance plc
	655	9.00%, 05/15/2015 ■	694
		Nara Cable Funding
EUR	250	8.88%, 12/01/2018 §	305
			3,521
		United States - 5.2%
		99 Cents Only Stores
	135	11.00%, 12/15/2019 ■	153
		ACL I Corp.
	157	10.63%, 02/15/2016 Þ	154
		AES (The) Corp.
	270	7.75%, 10/15/2015	303
	50	8.00%, 10/15/2017	57
		Air Lease Corp.
	346	5.63%, 04/01/2017 ■	355
		Alere, Inc.
	400	9.00%, 05/15/2016	423
		Ally Financial, Inc.
	550	4.63%, 06/26/2015	571
	185	6.75%, 12/01/2014	199
	35	8.00%, 03/15/2020	42
		Alpha Natural Resources, Inc.
	20	6.00%, 06/01/2019	18
		AMC Entertainment, Inc.
	186	8.75%, 06/01/2019	206
	209	9.75%, 12/01/2020	235
		American Rock Salt Co. LLC
	10	8.25%, 05/01/2018 ■	9
		AmeriGas Finance LLC
	10	7.00%, 05/20/2022	11
		Anixter International, Inc.
	20	5.63%, 05/01/2019	21
		Antero Resources Finance Corp.
	10	7.25%, 08/01/2019	11
	110	9.38%, 12/01/2017	121
		ARAMARK Corp.
	175	8.50%, 02/01/2015	178
		ARAMARK Holdings Corp.
	505	8.63%, 05/01/2016 ■Þ	516

The accompanying notes are an integral part of these financial statements.

7

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 6.9% - (continued)
		United States - 5.2% - (continued)
		Audatex North America, Inc.
	$501	6.75%, 06/15/2018 ■	$537
		Ball Corp.
	20	7.13%, 09/01/2016	22
		BE Aerospace, Inc.
	275	6.88%, 10/01/2020	305
		Biomet, Inc.
	1,160	6.50%, 08/01/2020 - 10/01/2020 ■	1,194
		BioScrip, Inc.
	125	10.25%, 10/01/2015	134
		Brocade Communications Systems, Inc.
	980	6.63%, 01/15/2018	1,017
		Building Materials Corp.
	430	6.88%, 08/15/2018 ■	461
		Caesars Operating Escrow
	110	8.50%, 02/15/2020 ■	108
		Calpine Corp.
	390	7.25%, 10/15/2017 ■	413
		Case Corp.
	95	7.25%, 01/15/2016	106
		CCO Holdings LLC
	95	5.25%, 09/30/2022	95
	195	7.25%, 10/30/2017	213
	425	8.13%, 04/30/2020	478
		CDW Escrow Corp.
	130	8.50%, 04/01/2019	139
		CenturyTel, Inc.
	55	6.00%, 04/01/2017	61
		Cequel Communications, LLC
	95	6.38%, 09/15/2020 ■	96
		Chesapeake Energy Corp.
	65	2.50%, 05/15/2037 ۞	58
	60	9.50%, 02/15/2015	67
		CIT Group, Inc.
	30	5.00%, 05/15/2017	32
	30	5.25%, 04/01/2014 ■	31
	65	5.25%, 03/15/2018	69
		Clear Channel Worldwide Holdings, Inc.
	200	9.25%, 12/15/2017	215
		CNH Capital LLC
	205	3.88%, 11/01/2015 ■	210
	230	6.25%, 11/01/2016 ■	248
		Community Choice Financial, Inc.
	225	10.75%, 05/01/2019	219
		Community Health Systems, Inc.
	515	5.13%, 08/15/2018	534
		Continental Resources, Inc.
	65	5.00%, 09/15/2022	68
		Continental Rubber of America Corp.
	1,445	4.50%, 09/15/2019 ■	1,476
		Credit Acceptance Corp.
	30	9.13%, 02/01/2017	33
		Cricket Communications, Inc.
	260	7.75%, 05/15/2016	275
		Crown Americas, Inc.
	20	6.25%, 02/01/2021	22
		CSX Corp.
	2,225	4.10%, 03/15/2044	2,255
		DaVita, Inc.
	1,120	5.75%, 08/15/2022	1,170
		Deluxe Corp.
	395	7.00%, 03/15/2019	417
		Deutsche Postbank IV
EUR	200	5.98%, 06/29/2017 ♠Δ	211
		Emdeon, Inc.
	25	11.00%, 12/31/2019	28
		Endeavour International Corp.
	110	12.00%, 03/01/2018 ■	120
		Enterprise Products Operating LLC
	860	1.25%, 08/13/2015	869
		Everest Acquisition LLC
	80	9.38%, 05/01/2020 ■	88
		Express Scripts, Inc.
	2,655	6.25%, 06/15/2014	2,885
		Ferrellgas Partners L.P.
	6	6.50%, 05/01/2021	6
	350	9.13%, 10/01/2017	375
		Ferro Corp.
	335	7.88%, 08/15/2018	309
		Ford Motor Co.
	40	7.45%, 07/16/2031	51
		Freescale Semiconductor, Inc.
	20	8.05%, 02/01/2020	19
	350	10.13%, 03/15/2018 ■	378
		Fresenius Medical Care U.S. Finance II, Inc.
	435	5.63%, 07/31/2019 ■	458
	610	5.88%, 01/31/2022 ■	649
	60	9.00%, 07/15/2015 ■	69
		General Electric Capital Corp.
	1,780	3.15%, 09/07/2022	1,811
		Gray Television, Inc.
	605	10.50%, 06/29/2015	654
		Greektown Superholdings, Inc.
	425	13.00%, 07/01/2015	456
		Harrah's Operating Co., Inc.
	120	11.25%, 06/01/2017	130
		HCA, Inc.
	286	5.88%, 05/01/2023	289
	120	6.38%, 01/15/2015	129
	110	7.50%, 11/15/2095	94
		HDTFS, Inc.
	50	5.88%, 10/15/2020 ■	51
	35	6.25%, 10/15/2022 ■	35
		Hertz Corp.
	430	7.50%, 10/15/2018	467
		Hexion U.S. Finance Corp.
	55	6.63%, 04/15/2020	55
		Huntsman International LLC
	160	5.50%, 06/30/2016	160
		Intel Corp.
	250	3.25%, 08/01/2039 ۞	304
		Intelsat Bermuda Ltd.
	32	11.25%, 06/15/2016	33
	555	11.50%, 02/04/2017 Þ	584
		International Lease Finance Corp.
	215	5.65%, 06/01/2014	226
	75	6.50%, 09/01/2014 ■	81
	190	8.63%, 09/15/2015	214

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 6.9% - (continued)
	United States - 5.2% - (continued)
	Iron Mountain, Inc.
$30	7.75%, 10/01/2019	$34
610	8.38%, 08/15/2021	674
	Isle of Capri Casinos, Inc.
255	8.88%, 06/15/2020 ■	268
	J.M. Huber Corp.
10	9.88%, 11/01/2019 ■	11
	K Hovnanian Enterprises, Inc.
176	9.13%, 11/15/2020 ■	183
	KB Home
420	6.25%, 06/15/2015	445
75	7.50%, 09/15/2022	81
175	8.00%, 03/15/2020	196
	Ladder Capital Finance Holdings LLC
450	7.38%, 10/01/2017 ■	456
	Leap Wireless International, Inc.
30	4.50%, 07/15/2014 ۞	29
	Lender Processing Services, Inc.
205	5.75%, 04/15/2023	217
	Lennar Corp.
90	5.60%, 05/31/2015	97
	Level 3 Financing, Inc.
825	4.47%, 02/15/2015 Δ	823
	MarkWest Energy Partners L.P.
20	6.25%, 06/15/2022	22
	Masco Corp.
140	4.80%, 06/15/2015	147
	Mediacom LLC
315	9.13%, 08/15/2019	349
	Meritor, Inc.
200	8.13%, 09/15/2015	201
	MetLife, Inc.
715	4.13%, 08/13/2042	724
	MetroPCS Wireless, Inc.
110	7.88%, 09/01/2018	120
	MGM Mirage, Inc.
30	11.13%, 11/15/2017	33
	Michaels Stores, Inc.
445	7.75%, 11/01/2018	478
	Momentive Performance Materials, Inc.
200	12.50%, 06/15/2014	207
	Morgan Stanley
1,385	4.88%, 11/01/2022	1,400
	MPM Escrow LLC/MPM Finance Corp.
200	8.88%, 10/15/2020 ■	196
	Nationstar Mortgage LLC
206	7.88%, 10/01/2020 ■	212
	Newfield Exploration Co.
15	5.75%, 01/30/2022	16
	Newmont Mining Corp.
62	1.63%, 07/15/2017 ۞	88
	Nortek, Inc.
100	8.50%, 04/15/2021 ■	107
	Owens Corning, Inc.
1,230	4.20%, 12/15/2022	1,243
	Owens-Brockway Glass Container, Inc.
85	7.38%, 05/15/2016	97
	P.H. Glatfelter Co.
30	5.38%, 10/15/2020 ■	30
	PC Merger Sub, Inc.
50	8.88%, 08/01/2020 ■	53
	Peabody Energy Corp.
540	7.38%, 11/01/2016	618
	Pioneer Natural Resources Co.
40	5.88%, 07/15/2016	45
	Provident Funding Associates L.P.
55	10.25%, 04/15/2017 ■	60
	Pulte Homes, Inc.
60	5.20%, 02/15/2015	64
	QVC, Inc.
65	7.50%, 10/01/2019 ■	72
	Radiation Therapy Services, Inc.
170	8.88%, 01/15/2017	163
70	9.88%, 04/15/2017	49
	Range Resources Corp.
15	6.75%, 08/01/2020	17
	Realogy Corp.
75	7.63%, 01/15/2020 ■	84
	Revlon Consumer Products
60	9.75%, 11/15/2015	63
	Reynolds Group Issuer, Inc.
100	7.13%, 04/15/2019 Δ	107
	Rosetta Resources, Inc.
85	9.50%, 04/15/2018	94
	Royal Caribbean Cruises Ltd.
200	7.25%, 06/15/2016	226
	RSC Equipment Rental, Inc./RSC Holdings
510	10.25%, 11/15/2019	589
	SABMiller Holdings, Inc.
800	2.45%, 01/15/2017 ■	839
	Savient Pharmaceuticals, Inc.
205	4.75%, 02/01/2018 ۞	53
	SBA Telecommunications, Inc.
170	8.25%, 08/15/2019	190
	Service Corp. International
775	7.00%, 05/15/2019	849
25	7.38%, 10/01/2014	27
	Sinclair Television Group, Inc.
400	8.38%, 10/15/2018	446
145	9.25%, 11/01/2017 ■	161
	SLM Corp.
235	6.25%, 01/25/2016	254
100	8.45%, 06/15/2018	119
	Softbrands, Inc.
475	11.50%, 07/15/2018	550
	Sovereign Capital Trust IV
125	7.91%, 06/13/2036	131
	Sprint Nextel Corp.
75	7.00%, 03/01/2020 ■	87
75	9.00%, 11/15/2018 ■	93
	SunGard Data Systems, Inc.
220	10.25%, 08/15/2015	225
	Telesat LLC
1,300	6.00%, 05/15/2017 ■	1,355
	Tenet Healthcare Corp.
465	9.25%, 02/01/2015	524
	Texas Competitive Electric Co.
55	11.50%, 10/01/2020 ■	39

The accompanying notes are an integral part of these financial statements.

9

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 6.9% - (continued)
		United States - 5.2% - (continued)
		TitleMax, Inc.
	$285	13.25%, 07/15/2015	$316
		TransDigm Group, Inc.
	50	7.75%, 12/15/2018	55
		Transocean, Inc.
	1,060	2.50%, 10/15/2017	1,074
		TRW Automotive, Inc.
	96	8.88%, 12/01/2017 ■	105
		TW Telecom Holdings, Inc.
	120	5.38%, 10/01/2022 ■	123
		United Rental Financing Escrow Corp.
	10	5.75%, 07/15/2018 ■	11
		UnitedHealth Group, Inc.
	1,025	3.95%, 10/15/2042	1,039
		UR Merger Sub Corp.
	70	10.88%, 06/15/2016	78
		Warner Chilcott plc
	745	7.75%, 09/15/2018	786
		Wynn Las Vegas LLC
	20	7.75%, 08/15/2020	22
		XM Satellite Radio, Inc.
	490	7.63%, 11/01/2018 ■	541
		Yankee Acquisition Corp.
	695	9.75%, 02/15/2017	722
			50,951
		Venezuela - 0.0%
		Petroleos de Venezuela S.A.
	525	8.00%, 11/17/2013 §	528

		Total corporate bonds
		(cost $66,021)	$67,175

FOREIGN GOVERNMENT OBLIGATIONS - 59.5%
		Australia - 4.1%
		Australian Government
AUD	12,555	5.25%, 03/15/2019	$14,888
AUD	7,495	5.75%, 07/15/2022	9,523
AUD	13,000	6.00%, 02/15/2017	15,350
			39,761
		Brazil - 0.1%
		Brazil (Republic of)
BRL	2,555	10.00%, 01/01/2017	1,322

		Canada - 8.9%
		Canada (Government of)
CAD	46,970	1.50%, 03/01/2017 - 09/01/2017	47,389
CAD	32,720	2.25%, 08/01/2014	33,429
CAD	4,950	2.75%, 06/01/2022	5,380
		Ontario (Province of)
	125	1.88%, 11/19/2012	125
			86,323
		Denmark - 5.3%
		Denmark (Kingdom of)
DKK	43,700	3.00%, 11/15/2021	8,726
DKK	155,675	4.00%, 11/15/2017 - 11/15/2019	31,958
DKK	36,995	7.00%, 11/10/2024	10,362
			51,046
		Finland - 7.6%
		Finland (Republic of)
EUR	15,790	1.75%, 04/15/2016	21,459
EUR	7,340	3.13%, 09/15/2014	10,053
EUR	19,465	3.50%, 04/15/2021	29,109
EUR	8,545	3.88%, 09/15/2017	12,743
			73,364
		Germany - 4.0%
		Bundesobligation
EUR	11,825	0.75%, 02/24/2017	15,583
EUR	6,555	2.25%, 04/10/2015	8,949
		Bundesrepublik Deutschland
EUR	10,650	2.00%, 01/04/2022	14,565
			39,097
		Mexico - 2.5%
		Mexican Bonos
MXN	300,345	6.50%, 06/09/2022 Δ	24,558

		Norway - 8.3%
		Norway (Kingdom of)
NOK	44,580	3.75%, 05/25/2021	8,960
NOK	120,165	4.25%, 05/19/2017	23,551
NOK	84,350	4.50%, 05/22/2019	17,317
NOK	140,060	5.00%, 05/15/2015	26,699
NOK	23,425	6.50%, 05/15/2013	4,209
			80,736
		Poland - 2.7%
		Poland (Republic of)
PLN	77,510	5.75%, 10/25/2021	26,463

		Singapore - 8.1%
		Singapore (Government of)
SGD	24,745	3.25%, 09/01/2020	23,498
SGD	20,710	3.63%, 07/01/2014	17,935
SGD	40,530	3.75%, 09/01/2016	37,587
			79,020
		Spain - 0.2%
		Spain (Kingdom of)
EUR	1,545	5.85%, 01/31/2022	2,032

		Sweden - 7.7%
		Sweden Government
SEK	114,900	3.00%, 07/12/2016	18,623
SEK	110,560	3.50%, 06/01/2022	19,575
SEK	111,750	3.75%, 08/12/2017	18,969
SEK	11,660	4.25%, 03/12/2019	2,085
SEK	92,700	6.75%, 05/05/2014	15,214
			74,466

		Total foreign government obligations
		(cost $564,481)	$578,188

SENIOR FLOATING RATE INTERESTS ♦ - 0.8%
		Australia - 0.1%
		Fortescue Metals Group Ltd.
	$285	5.54%, 10/18/2017 ☼	$284

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 0.8% - (continued)
	Canada - 0.0%
	Telesat Canada
$219	4.25%, 03/28/2019	$221

	Germany - 0.0%
	Kabel Deutschland GmbH
100	4.25%, 02/01/2019	100

	Netherlands - 0.0%
	NXP B.V.
199	5.25%, 03/19/2019	201

	United States - 0.7%
	Arch Coal, Inc.
160	5.75%, 05/16/2018	161
	Asurion Corp., 2nd Lien Term Loan
67	9.00%, 05/24/2019	69
	Asurion Corp., Term Loan
482	5.50%, 05/24/2018	485
	Bausch & Lomb, Inc.
135	5.25%, 05/17/2019	136
	Calpine Corp.
720	4.50%, 10/09/2019	721
	CDW LLC
322	4.00%, 07/15/2017	319
	Cequel Communications LLC
378	4.00%, 02/14/2019	378
	Chrysler Group LLC
99	6.00%, 05/24/2017	101
	Cumulus Media Holdings, Inc.
99	5.75%, 09/17/2018	100
	Energy Transfer Equity L.P.
180	3.75%, 03/23/2017	179
	First Data Corp., Extended 1st Lien Term Loan
290	4.21%, 03/26/2018	276
	Fly Leasing Ltd.
545	6.75%, 08/08/2018	546
	Flying Fortress, Inc.
100	5.00%, 06/30/2017	101
	Freescale Semiconductor, Inc.
405	4.46%, 12/01/2016	392
144	6.00%, 02/28/2019	143
	Gray Television, Inc.
185	4.40%, 10/12/2019 ☼	185
	Harbor Freight Tools USA, Inc.
150	5.50%, 11/14/2017	150
	IMS Health, Inc.
255	4.50%, 08/26/2017 ☼	256
	J. Crew Group, Inc.
298	4.75%, 03/07/2018	298
	Lawson Software, Inc.
100	5.25%, 04/05/2018	101
	Metro PCS Wireless, Inc., Term Loan B3
99	4.00%, 03/19/2018	99
	Michaels Stores, Inc., B-2 Term Loan
100	4.91%, 07/31/2016	101
	Nuveen Investments, Inc.
796	5.84%, 05/13/2017 ☼	793
	Rexnord LLC
105	4.50%, 04/01/2018	106
	Sorenson Communications, Inc.
214	6.00%, 08/16/2013	211
	Swift Transportation Co. LLC
112	5.00%, 12/21/2017	113
	Syniverse Holdings, Inc.
200	5.00%, 04/23/2019	201
		6,721

	Total senior floating rate interests
	(cost $7,432)	$7,527

U.S. GOVERNMENT AGENCIES - 0.0%
	United States - 0.0%
	FHLMC
$1,529	2.46%, 08/25/2016 ►	$75

	Total U.S. government agencies
	(cost $77)	$75

U.S. GOVERNMENT SECURITIES - 11.7%
	United States - 11.7%
	U.S. Treasury Bonds
$9,310	2.75%, 08/15/2042	$9,121

	U.S. Treasury Notes
33,700	0.25%, 04/30/2014 - 08/31/2014	33,690
32,000	0.63%, 01/31/2013 - 02/28/2013	32,043
1,800	1.63%, 08/15/2022	1,790
4,835	2.00%, 02/15/2022 ØΘ	5,007
12,300	3.25%, 05/31/2016 ╦	13,507
15,715	3.88%, 05/15/2018 ‡	18,316
		104,353
	Total U.S. government securities
	(cost $113,192)	$113,474

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Foreign Exchange Contracts - 0.0%
	USD Call/CAD Put
279	Expiration: 01/10/2013 и	$4
	USD Call/CNY Put
11,362	Expiration: 06/23/2013	23
		27

	Total call options purchased
	(cost $153)	$27

The accompanying notes are an integral part of these financial statements.

11

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
		Credit Contracts - 0.0%
		ITRX.EUR.18
EUR	9,000	Expiration: 11/21/2012, Exercise Rate: 2.80%	$5
		Foreign Exchange Contracts - 0.0%
		EUR Put/USD Call
EUR	2,039	Expiration: 04/22/2013	29
		USD Put/JPY Call
	6,439	Expiration: 04/23/2013	$40
			74

		Total put options purchased
		(cost $138)	$74

Shares or Principal Amount ╬		Market Value ╪
PREFERRED STOCKS - 0.0%
	United States - 0.0%
7	Citigroup Capital XIII	$192
12	GMAC Capital Trust I ۞	314

	Total preferred stocks
	(cost $494)	$506

	Total long-term investments
	(cost $772,222)	$788,140

SHORT-TERM INVESTMENTS - 22.0%
	Repurchase Agreements - 15.4%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $27,040,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%,
	2027 - 2042, value of $27,580)
$27,039	0.30%, 10/31/2012	$27,039
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $11,010, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S.
Treasury Note 0.63%, 2017, value of
	$11,230)
11,010	0.25%, 10/31/2012	11,010
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $18,930, collateralized by FNMA 2.50%, 2027, value of $19,309)
18,930	0.35%, 10/31/2012	18,930
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $7,191, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $7,335)
7,191	0.35%, 10/31/2012	7,191

	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $33,406, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $34,032)
33,406	0.28%, 10/31/2012		33,406
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in
the amount of $42,340, collateralized by
FFCB 0.23% - 5.70%, 2013 - 2020,
FHLB 0.07% - 6.70%, 2012 - 2021,
FHLMC 0.09% - 6.00%, 2012 - 2042,
FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $43,186)
42,339	0.25%, 10/31/2012		42,339
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $192, collateralized by U.S. Treasury Note 8.13%, 2019, value of $197)
192	0.25%, 10/31/2012		192
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $9,814, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $10,010)
9,814	0.30%, 10/31/2012		9,814
			149,921
	U.S. Treasury Bills - 6.6%
8,500	0.09%, 11/23/2012 ○		8,500
30,000	0.10%, 11/29/2012 - 12/20/2012 ○		29,997
15,000	0.11%, 1/24/2013 ○		14,997
10,000	0.12%, 12/6/2012 ○		9,999
			63,493
	Total short-term investments
	(cost $213,412)		$213,414

	Total investments
	(cost $985,634) ▲	103.1%	$1,001,554
	Other assets and liabilities	(3.1)%	(30,340)
	Total net assets	100.0%	$971,214

The accompanying notes are an integral part of these financial statements.

12

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $985,701 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,532
Unrealized Depreciation	(1,679)
Net Unrealized Appreciation	$15,853

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $1,435, which represents 0.1% of total net assets.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $26,253, which represents 2.7% of total net assets.

§	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $2,706, which represents 0.3% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2012.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,295 at October 31, 2012.

и	This security has limitations. If the Canadian Dollar to U.S. Dollar exchange rate is greater than or equal to 1.12 between trade date and expiration date, the counterparty will be required to pay the Fund the sum of $279.

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

♦	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of October 31, 2012.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. In addition, cash of $5,873 was received from broker(s) as collateral in connection with swap contracts. Securities valued at $4,409, held on behalf of the Fund at the custody bank, were designated by broker(s) as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

13

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Θ	At October 31, 2012, this security, or a portion of this security, is designated to cover written call options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
USD Call/CNY Put (SCB)	Foreign Exchange	6.78 CNY	06/23/2013	11,362,000	$8	$40	$32

* The number of contracts does not omit 000's.  Number of contracts shown in  U.S. dollars unless otherwise noted.

Ø	At October 31, 2012, this security, or a portion of this security, collateralized the written put options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
ITRX.EUR.18 (DEUT)	Credit	2.80%	11/21/2012	EUR 9,000,000	$1	$38	$37

* The number of contracts does not omit 000's.  Number of contracts shown in U.S. dollars unless otherwise noted.

Futures Contracts Outstanding at October 31, 2012

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 3-Year Bond Future	365	12/17/2012	$41,628	$41,664	$36
Euro-BOBL Future	1	12/06/2012	162	163	1
Euro-BUND Future	734	12/06/2012	134,327	134,790	463
Euro-Schatz Future	81	12/06/2012	11,619	11,622	3
U.S. Treasury 2-Year Note Future	72	12/31/2012	15,873	15,864	(9)
					$494
Short position contracts:
Australian 10-Year Bond Future	93	12/17/2012	$12,095	$12,097	$(2)
Canadian Government 10-Year Bond Future	62	12/18/2012	8,481	8,509	(28)
Euro BUXL 30-Year Bond Future	7	12/06/2012	1,193	1,199	(6)
Euro-BTP Future	6	12/06/2012	845	836	9
Euro-OAT Future	66	12/06/2012	11,387	11,515	(128)
Japan 10-Year Bond Future	45	12/11/2012	81,142	81,314	(172)
Long Gilt Future	381	12/27/2012	73,261	73,252	9
U.S. Treasury 10-Year Note Future	502	12/19/2012	66,586	66,782	(196)
U.S. Treasury 30-Year Bond Future	22	12/19/2012	3,274	3,285	(11)
U.S. Treasury 5-Year Note Future	356	12/31/2012	44,202	44,233	(31)
					$(556)
					$(62)

* The number of contracts does not omit 000's.

Cash of $6,720 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

Foreign Currency Contracts Outstanding at October 31, 2012

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	12/19/2012	CSFB	$165	$165	$–
AUD	Buy	11/30/2012	RBC	32,659	32,765	106
AUD	Buy	11/30/2012	UBS	2,097	2,102	5
AUD	Buy	11/30/2012	WEST	33,907	34,079	172
AUD	Sell	11/30/2012	CBA	17,877	18,090	(213)
AUD	Sell	12/19/2012	CSFB	165	165	–

The accompanying notes are an integral part of these financial statements.

14

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Sell	11/30/2012	JPM	$3,526	$3,571	$(45)
AUD	Sell	11/30/2012	MSC	17,847	18,090	(243)
AUD	Sell	11/30/2012	WEST	74,325	74,701	(376)
BRL	Sell	12/19/2012	GSC	160	161	(1)
BRL	Sell	12/04/2012	MSC	1,096	1,117	(21)
CAD	Buy	11/30/2012	BNP	452	450	(2)
CAD	Buy	11/30/2012	BOA	1,723	1,711	(12)
CAD	Buy	11/30/2012	DEUT	5,773	5,738	(35)
CAD	Buy	11/30/2012	HSBC	13	13	–
CAD	Buy	11/30/2012	RBC	59,421	59,163	(258)
CAD	Buy	12/19/2012	RBC	170	165	(5)
CAD	Sell	11/30/2012	BMO	35,973	35,847	126
CAD	Sell	11/30/2012	DEUT	9,855	9,795	60
CAD	Sell	12/19/2012	GSC	167	165	2
CAD	Sell	11/30/2012	JPM	16,665	16,625	40
CAD	Sell	11/30/2012	RBC	83,480	83,115	365
CAD	Sell	11/30/2012	UBS	833	828	5
CHF	Sell	11/30/2012	UBS	1,833	1,832	1
CNY	Buy	12/05/2012	CSFB	6,605	6,703	98
CNY	Sell	12/05/2012	BCLY	6,582	6,703	(121)
CZK	Buy	12/19/2012	CSFB	371	375	4
CZK	Sell	11/30/2012	JPM	212	211	1
DKK	Sell	11/30/2012	DEUT	2,441	2,437	4
DKK	Sell	11/30/2012	JPM	50,394	50,386	8
EUR	Buy	11/30/2012	CBK	2,532	2,522	(10)
EUR	Buy	11/30/2012	JPM	22,935	22,953	18
EUR	Buy	12/19/2012	JPM	999	999	–
EUR	Buy	11/30/2012	RBC	9,157	9,179	22
EUR	Buy	11/30/2012	UBS	1,833	1,828	(5)
EUR	Sell	11/30/2012	BNP	44,554	44,435	119
EUR	Sell	11/30/2012	BOA	34,088	33,988	100
EUR	Sell	11/30/2012	CBK	34,050	33,989	61
EUR	Sell	11/30/2012	CBK	1,208	1,214	(6)
EUR	Sell	12/19/2012	CSFB	990	999	(9)
EUR	Sell	11/30/2012	DEUT	3,113	3,118	(5)
EUR	Sell	11/30/2012	JPM	1,140	1,143	(3)
EUR	Sell	11/30/2012	MSC	14,605	14,565	40
EUR	Sell	11/30/2012	NAB	34,080	33,990	90
EUR	Sell	11/30/2012	NAB	457	460	(3)
EUR	Sell	11/30/2012	SSG	1,375	1,372	3
EUR	Sell	11/15/2012	UBS	4,444	4,449	(5)
EUR	Sell	11/30/2012	UBS	441	443	(2)
GBP	Buy	12/19/2012	CSFB	219	218	(1)
GBP	Buy	11/30/2012	DEUT	1,857	1,864	7
GBP	Buy	11/30/2012	JPM	492	494	2
GBP	Buy	11/30/2012	NAB	463	465	2
GBP	Buy	11/30/2012	UBS	445	447	2
GBP	Sell	12/19/2012	GSC	219	218	1
GBP	Sell	11/30/2012	WEST	9,380	9,441	(61)
IDR	Buy	12/19/2012	UBS	156	157	1
IDR	Sell	12/19/2012	CSFB	156	157	(1)
ILS	Sell	12/19/2012	GSC	202	204	(2)
INR	Buy	12/19/2012	BCLY	226	227	1
INR	Buy	11/30/2012	JPM	3,231	3,233	2
INR	Sell	12/19/2012	CSFB	230	227	3
JPY	Buy	11/30/2012	JPM	1,372	1,373	1
JPY	Buy	11/30/2012	JPM	2,277	2,276	(1)
JPY	Buy	11/30/2012	SSG	879	878	(1)

The accompanying notes are an integral part of these financial statements.

15

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2012 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPY	Buy	11/30/2012	UBS	$1,789	$1,789	$–
JPY	Buy	12/19/2012	WEST	546	538	(8)
JPY	Sell	12/19/2012	CSFB	553	538	15
JPY	Sell	11/30/2012	JPM	1,321	1,317	4
JPY	Sell	11/30/2012	SSG	1,543	1,544	(1)
KRW	Buy	11/30/2012	BCLY	51,656	52,256	600
MXN	Buy	12/19/2012	JPM	167	167	–
MXN	Sell	11/30/2012	DEUT	1,817	1,802	15
MXN	Sell	12/19/2012	GSC	169	167	2
MXN	Sell	11/30/2012	RBC	25,964	25,747	217
MYR	Buy	11/30/2012	JPM	50,500	50,619	119
MYR	Buy	11/30/2012	UBS	2,433	2,430	(3)
MYR	Buy	12/19/2012	UBS	165	167	2
MYR	Sell	12/19/2012	SCB	165	167	(2)
NOK	Sell	11/30/2012	DEUT	6,330	6,366	(36)
NOK	Sell	11/30/2012	MSC	75,370	75,976	(606)
NOK	Sell	11/30/2012	UBS	900	904	(4)
NZD	Buy	11/30/2012	NAB	43,148	43,727	579
NZD	Buy	11/30/2012	UBS	1,822	1,823	1
NZD	Sell	11/30/2012	BNP	17,861	18,103	(242)
NZD	Sell	11/30/2012	JPM	1,381	1,383	(2)
NZD	Sell	11/30/2012	SCB	17,838	18,103	(265)
PLN	Buy	11/30/2012	BOA	1,040	1,038	(2)
PLN	Sell	11/30/2012	JPM	1,026	1,023	3
PLN	Sell	11/30/2012	JPM	1,357	1,364	(7)
PLN	Sell	01/31/2013	JPM	25,068	24,876	192
RUB	Buy	12/19/2012	CBK	170	167	(3)
RUB	Sell	12/19/2012	SCB	168	167	1
SEK	Buy	11/30/2012	CBK	1,210	1,220	10
SEK	Buy	11/30/2012	JPM	654	657	3
SEK	Sell	11/30/2012	DEUT	2,602	2,608	(6)
SEK	Sell	11/30/2012	JPM	72,288	72,908	(620)
SGD	Buy	11/30/2012	BOA	50,503	50,659	156
SGD	Buy	12/19/2012	GSC	168	168	–
SGD	Buy	11/30/2012	UBS	2,395	2,394	(1)
SGD	Sell	11/30/2012	BOA	83,074	83,331	(257)
SGD	Sell	12/19/2012	SCB	167	168	(1)
THB	Buy	12/19/2012	CBK	162	164	2
THB	Sell	12/19/2012	SCB	162	164	(2)
TRY	Buy	12/19/2012	BOA	157	158	1
TRY	Sell	11/30/2012	BNP	858	864	(6)
TRY	Sell	12/19/2012	GSC	157	158	(1)
						$(128)

Credit Default Swap Contracts Outstanding at October 31, 2012

Reference Entity	Counterparty	Notional Amount (a)	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
ABX.HE.AA.06	BCLY	$943	(0.32)%	07/25/45	$532	$406	$(126)
ABX.HE.AAA.06	BCLY	110	(0.18)%	07/25/45	16	7	(9)
ABX.HE.AAA.06	BOA	99	(0.18)%	07/25/45	10	6	(4)
ABX.HE.AAA.06	GSC	4,807	(0.18)%	07/25/45	425	291	(134)
ABX.HE.AAA.06	JPM	914	(0.11)%	05/25/46	449	369	(80)

The accompanying notes are an integral part of these financial statements.

16

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.06	MSC		$2,302	(0.18)%	07/25/45	$233	$139	$(94)
ABX.HE.PENAAA.06	BCLY		1,545	(0.11)%	05/25/46	440	329	(111)
ABX.HE.PENAAA.06	CBK		70	(0.11)%	05/25/46	17	15	(2)
ABX.HE.PENAAA.06	GSC		364	(0.11)%	05/25/46	91	77	(14)
ABX.HE.PENAAA.06	JPM		1,568	(0.11)%	05/25/46	397	334	(63)
ABX.HE.PENAAA.06	MSC		2,210	(0.11)%	05/25/46	586	471	(115)
ABX.HE.PENAAA.07	BCLY		806	(0.09)%	08/25/37	313	327	14
ABX.HE.PENAAA.07	BCLY		1,580	(0.09)%	08/25/37	691	640	(51)
ABX.HE.PENAAA.07	GSC		197	(0.09)%	08/25/37	81	80	(1)
ABX.HE.PENAAA.07	JPM		4,973	(0.09)%	08/25/37	2,046	2,015	(31)
CDX.NA.HY.18	BOA		1,054	(5.00)%	06/20/17	36	(1)	(37)
CDX.NA.HY.18	GSC		1,975	(5.00)%	06/20/17	86	(1)	(87)
CDX.NA.HY.18	JPM		2,193	(5.00)%	06/20/17	92	(1)	(93)
CDX.NA.HY.19	BCLY		2,320	(5.00)%	12/20/17	16	19	3
CMBX.NA.A.1	CBK		295	(0.35)%	10/12/52	135	128	(7)
CMBX.NA.A.1	DEUT		490	(0.35)%	10/12/52	227	212	(15)
CMBX.NA.A.1	GSC		365	(0.35)%	10/12/52	165	158	(7)
CMBX.NA.AA.1	CSI		445	(0.25)%	10/12/52	111	122	11
CMBX.NA.AA.1	MSC		515	(0.25)%	10/12/52	171	141	(30)
CMBX.NA.AJ.4	CSI		1,580	(0.96)%	02/17/51	630	571	(59)
CMBX.NA.AJ.4	JPM		585	(0.96)%	02/17/51	197	212	15
CMBX.NA.AJ.4	MSC		1,080	(0.96)%	02/17/51	423	391	(32)
CMBX.NA.AJ.4	UBS		505	(0.96)%	02/17/51	170	183	13
CMBX.NA.AM.3	CSI		255	(0.50)%	12/13/49	52	37	(15)
CMBX.NA.AM.3	GSC		170	(0.50)%	12/13/49	43	25	(18)
CMBX.NA.AM.3	JPM		625	(0.50)%	12/13/49	127	90	(37)
CMBX.NA.AM.3	MSC		285	(0.50)%	12/13/49	47	41	(6)
CMBX.NA.AM.4	CBK		1,110	(0.50)%	02/17/51	267	174	(93)
CMBX.NA.AM.4	GSC		5,085	(0.50)%	02/17/51	798	795	(3)
CMBX.NA.AM.4	JPM		1,425	(0.50)%	02/17/51	326	223	(103)
CMBX.NA.AM.4	MSC		95	(0.50)%	02/17/51	23	15	(8)
ITRX.EUR.9	JPM	EUR	1,860	(0.56)%	06/20/15	–	(11)	(11)
ITRX.SNR.FIN.18	JPM	EUR	5,625	(1.00)%	12/20/17	252	260	8
ITRX.SUB.FIN.16	JPM	EUR	155	(5.00)%	12/20/16	1	(13)	(14)
Total						$10,722	$9,276	$(1,446)
Sell protection:
ABX.HE.PENAAA.07	CSI		$32	0.76%	01/25/38	$(21)	$(16)	$5
ABX.HE.PENAAA.07	JPM		268	0.76%	01/25/38	(169)	(134)	35
CDX.NA.HY.19	BCLY		5,780	5.00%	12/20/17	(22)	(47)	(25)
CDX.NA.HY.19	JPM		5,450	5.00%	12/20/17	(27)	(44)	(17)
CMBX.NA.AA.4	CSI		190	1.65%	02/17/51	(108)	(120)	(12)
CMBX.NA.AA.4	DEUT		65	1.65%	02/17/51	(37)	(41)	(4)
CMBX.NA.AA.4	MSC		870	1.65%	02/17/51	(582)	(550)	32
CMBX.NA.AA.4	MSC		40	1.65%	02/17/51	(23)	(25)	(2)
CMBX.NA.AA.4	UBS		250	1.65%	02/17/51	(154)	(158)	(4)
CMBX.NA.AAA.3	CBK		1,125	0.08%	12/13/49	(98)	(71)	27
CMBX.NA.AAA.3	JPM		845	0.08%	12/13/49	(66)	(54)	12
CMBX.NA.AAA.3	MSC		525	0.08%	12/13/49	(50)	(33)	17
CMBX.NA.AAA.3	UBS		1,550	0.08%	12/13/49	(132)	(99)	33
CMBX.NA.AAA.5	DEUT		30	0.35%	02/15/51	(4)	(2)	2
CMBX.NA.AAA.5	GSC		280	0.35%	02/15/51	(28)	(16)	12
CMBX.NA.AAA.5	JPM		15	0.35%	02/15/51	(2)	(1)	1
CMBX.NA.AAA.5	MSC		585	0.35%	02/15/51	(54)	(32)	22
CMBX.NA.AJ.2	CSI		145	1.09%	03/15/49	(31)	(31)	–
CMBX.NA.AJ.2	DEUT		435	1.09%	03/15/49	(87)	(92)	(5)

The accompanying notes are an integral part of these financial statements.

17

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AJ.2	JPM		$300	1.09%	03/15/49	$(60)	$(64)	$(4)
CMBX.NA.AJ.2	MSC		290	1.09%	03/15/49	(57)	(62)	(5)
CMBX.NA.AJ.2	MSC		1,045	1.09%	03/15/49	(280)	(222)	58
CMBX.NA.AJ.3	GSC		125	1.47%	12/13/49	(48)	(43)	5
CMBX.NA.AJ.3	JPM		250	1.47%	12/13/49	(77)	(85)	(8)
CMBX.NA.AJ.3	MSC		430	1.47%	12/13/49	(173)	(147)	26
PrimeX.ARM.1	CSI		78	4.42%	06/25/36	(1)	7	8
PrimeX.ARM.1	MSC		66	4.42%	06/25/36	(1)	6	7
PrimeX.ARM.1	MSC		260	4.42%	06/25/36	9	23	14
PrimeX.ARM.2	BCLY		85	4.58%	12/25/37	(10)	–	10
PrimeX.ARM.2	CBK		381	4.58%	12/25/37	(67)	(1)	66
PrimeX.ARM.2	CSI		70	4.58%	12/25/37	(10)	–	10
PrimeX.ARM.2	JPM		36	4.58%	12/25/37	(5)	–	5
PrimeX.ARM.2	MSC		895	4.58%	12/25/37	(74)	(3)	71
Total						$(2,549)	$(2,157)	$392
Total traded indices						$8,173	$7,119	$(1,054)
Credit default swaps on single-name issues:
Buy protection:
Avis Budget Group, Inc.	BOA		$75	(5.00)% / 4.50%	03/20/17	$2	$(2)	$(4)
Barclays Bank plc	BOA	EUR	1,155	(3.00)% / 3.28%	12/20/17	55	20	(35)
Credit Agricole SA	CBK	EUR	710	(3.00)% / 1.82%	12/20/17	(30)	(53)	(23)
Credit Agricole SA	JPM	EUR	1,340	(3.00)% / 1.82%	12/20/17	(60)	(100)	(40)
Domtar Corp.	GSC		55	(1.00)% / 1.62%	12/20/16	2	1	(1)
Frontier Communications	BOA		625	(5.00)% / 4.51%	09/20/17	19	(13)	(32)
GDF Suez	CSI	EUR	1,625	(1.00)% / 1.11%	12/20/17	(7)	12	19
Lafarge S.A.	CBK	EUR	70	(1.00)% / 2.48%	12/20/16	13	5	(8)
NRG Energy, Inc.	GSC		65	(5.00)% / 3.61%	12/20/16	2	(3)	(5)
Peugeot S.A.	CBK	EUR	70	(1.00)% / 6.78%	12/20/16	18	18	–
PostNL N.V.	BCLY	EUR	300	(1.00)% / 1.80%	12/20/17	19	15	(4)
PostNL N.V.	CSI	EUR	495	(1.00)% / 1.80%	12/20/17	32	25	(7)
PostNL N.V.	DEUT	EUR	105	(1.00)% / 1.80%	12/20/17	7	5	(2)
Rite Aid Corp.	GSC		40	(5.00)% / 7.09%	03/20/17	5	3	(2)
Rite Aid Corp.	GSC		105	(5.00)% / 7.31%	06/20/17	8	9	1
Volvo AB	BOA	EUR	1,050	(1.00)% / 1.99%	12/20/17	49	65	16
Wolters Kluwer N.V.	CBK	EUR	555	(1.00)% / 0.70%	12/20/17	(13)	(11)	2
Wolters Kluwer N.V.	DEUT	EUR	145	(1.00)% / 0.70%	12/20/17	(3)	(3)	–
Total						$118	$(7)	$(125)
Sell protection:
Barclays Bank plc	BOA	EUR	1,070	1.00% / 1.62%	12/20/17	$(64)	$(42)	$22
Commerzbank AG	BOA	EUR	755	1.00% / 1.92%	12/20/17	(57)	(44)	13
Commerzbank AG	JPM	EUR	1,545	1.00% / 1.92%	12/20/17	(128)	(90)	38
Neiman Marcus Group, Inc.	JPM		25	5.00% / 2.85%	09/20/16	2	2	–
RWE AG	CSI	EUR	1,600	1.00% / 1.01%	12/20/17	4	(1)	(5)
Total						$(243)	$(175)	$68
Total single name issues						$(125)	$(182)	$(57)
						$8,048	$6,937	$(1,111)

The accompanying notes are an integral part of these financial statements.

18

Credit Default Swap Contracts Outstanding at October 31, 2012 - (continued)

(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.  Notional shown in U.S. dollars unless otherwise noted.

(b) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.  The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  The percentage shown is the implied credit spread on October 31, 2012.  For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	2.99% Fixed	KRW CD KSDA	KRW	516,034	07/31/22	$–	$(2)	$(2)
BCLY	3M TELBOR	3.70% Fixed	ILS	1,335	03/22/17	–	17	17
CBK	3M TELBOR	3.24% Fixed	ILS	2,365	05/17/17	–	18	18
CBK	3M TELBOR	3.24% Fixed	ILS	2,870	06/01/17	–	15	15
CBK	3M TELBOR	3.45% Fixed	ILS	1,320	04/16/17	–	13	13
CBK	3M TELBOR	3.92% Fixed	ILS	5,130	10/02/22	–	21	21
CBK	3M TELBOR	4.02% Fixed	ILS	20,475	12/19/22	–	112	112
CBK	6M WIBOR PLN	4.33% Fixed	PLN	4,212	07/31/17	–	8	8
DEUT	0.59% Fixed	3M LIBOR		12,965	04/12/14	–	(46)	(46)
DEUT	0.63% Fixed	3M LIBOR		12,960	06/20/14	–	(58)	(58)
DEUT	2.42% Fixed	3M LIBOR		2,315	06/20/22	–	(157)	(157)
DEUT	3M TELBOR	3.25% Fixed	ILS	13,490	02/20/17	–	108	108
DEUT	3M TELBOR	3.47% Fixed	ILS	1,580	03/05/17	–	16	16
GSC	2.21% Fixed	6M CZK PRIBOR Reference Banks	CZK	33,110	10/16/22	–	(7)	(7)
GSC	3M TELBOR	3.83% Fixed	ILS	1,662	10/16/22	–	3	3
GSC	6M WIBOR PLN	4.47% Fixed	PLN	7,491	07/16/17	–	28	28
GSC	6M WIBOR PLN	4.47% Fixed	PLN	5,281	10/16/22	–	(7)	(7)
GSC	6M WIBOR PLN	4.70% Fixed	PLN	2,640	06/21/17	–	18	18
GSC	7.40% Fixed	BZDIOVRA	BRL	161,769	01/02/14	–	(86)	(86)
GSC	BZDIOVRA	9.09% Fixed	BRL	24,117	01/04/21	–	233	233
JPM	1.74% Fixed	6M CZK PRIBOR Reference Banks	CZK	93,595	12/19/22	–	(70)	(70)
JPM	2.18% Fixed	6M CZK PRIBOR Reference Banks	CZK	72,850	08/21/22	–	(15)	(15)
JPM	2.23% Fixed	6M CZK PRIBOR Reference Banks	CZK	190,595	08/21/22	–	(63)	(63)
JPM	2.25% Fixed	6M CZK PRIBOR Reference Banks	CZK	109,275	08/21/22	–	(41)	(41)
JPM	2.30% Fixed	6M CZK PRIBOR Reference Banks	CZK	94,250	08/21/22	–	(47)	(47)
JPM	2.31% Fixed	6M CZK PRIBOR Reference Banks	CZK	32,225	10/09/22	–	(14)	(14)
JPM	2.34% fixed	6M CZK PRIBOR Reference Banks	CZK	17,795	05/21/22	–	(13)	(13)
JPM	2.39% Fixed	6M CZK PRIBOR Reference Banks	CZK	13,010	05/21/22	–	(11)	(11)
JPM	2.42% Fixed	3M LIBOR		2,310	06/20/22	–	(157)	(157)
JPM	3M TELBOR	3.47% Fixed	ILS	1,265	04/27/17	–	13	13

The accompanying notes are an integral part of these financial statements.

19

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at October 31, 2012 - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *		Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
JPM	3M TELBOR	3.53% Fixed	ILS	1,135	03/12/17	$–	$12	$12
JPM	3M TELBOR	3.55% Fixed	ILS	925	04/02/17	–	10	10
JPM	6M WIBOR PLN	4.55% Fixed	PLN	19,540	08/21/22	–	(6)	(6)
JPM	6M WIBOR PLN	4.64% Fixed	PLN	13,860	08/21/22	–	10	10
JPM	6M WIBOR PLN	4.77% Fixed	PLN	20,955	06/12/17	–	162	162
						$–	$17	$17

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Denmark Krone
EUR	EURO
GBP	British Pound
IDR	Indonesian New Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen

Currency Abbreviations- (continued):
KRW	South Korean Won
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
RUB	New Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
USD	U.S. Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRX.EUR	Markit iTraxx - Europe
ITRX.SNR.FIN	Markit iTraxx - Europe Senior Financials
ITRX.SUB.FIN	Markit iTraxx - Europe Sub Financials
PrimeX.ARM	Markit PrimeX Mortgage Backed Security

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
PRIBOR	Prague Interbank Offered Rate
TELBOR	Tel Aviv Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

20

The Hartford World Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$21,094	$–	$16,247	$4,847
Call Options Purchased	27	–	27	–
Corporate Bonds	67,175	–	67,175	–
Foreign Government Obligations	578,188	–	578,188	–
Preferred Stocks	506	506	–	–
Put Options Purchased	74	–	74	–
Senior Floating Rate Interests	7,527	–	7,527	–
U.S. Government Agencies	75	–	75	–
U.S. Government Securities	113,474	10,911	102,563	–
Short-Term Investments	213,414	–	213,414	–
Total	$1,001,554	$11,417	$985,290	$4,847
Credit Default Swaps *	653	–	653	–
Foreign Currency Contracts *	3,394	–	3,394	–
Futures *	521	521	–	–
Interest Rate Swaps *	817	–	817	–
Written Options *	69	–	69	–
Total	$5,454	$521	$4,933	$–
Liabilities:
Credit Default Swaps *	1,764	–	1,764	–
Foreign Currency Contracts *	3,522	–	3,522	–
Futures *	583	583	–	–
Interest Rate Swaps *	800	–	800	–
Total	$6,669	$583	$6,086	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$61	$23		$209	†	$159	$4,568	$(173)	$—	$—	$4,847
Corporate Bonds	35	—		—		—	—	—	—	(35)	—
Total	$96	$23		$209		$159	$4,568	$(173)	$—	$(35)	$4,847
Swaps‡	$60	$—	§	$—		$—	$—	$(36)	$—	$(24)	$—
Total	$60	$—		$—		$—	$—	$(36)	$—	$(24)	$—

Liabilities:
Swaps‡	$(50)	$—	§	$—		$—	$—	$38	$—	$12	$—
Total	$(50)	$—		$—		$—	$—	$38	$—	$12	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $196.
‡	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
§	The realized gain (loss) earned for swaps during the period ended October 31, 2012 was $(24).

The accompanying notes are an integral part of these financial statements.

21

The Hartford World Bond Fund
Statement of Assets and Liabilities
April 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $835,713)	$851,633
Investments in repurchase agreements, at market value (cost $149,921)	149,921
Cash	6,720	*
Foreign currency on deposit with custodian (cost $10)	10
Unrealized appreciation on foreign currency contracts	3,394
Unrealized appreciation on swap contracts	1,470
Receivables:
Investment securities sold	2,726
Fund shares sold	40,256
Dividends and interest	9,228
Variation margin	507
Swap premiums paid	10,968
Other assets	154
Total assets	1,076,987
Liabilities:
Unrealized depreciation on foreign currency contracts	3,522
Unrealized depreciation on swap contracts	2,564
Bank overdraft	87,122
Payables:
Investment securities purchased	1,695
Fund shares redeemed	1,242
Investment management fees	131
Dividends	99
Administrative fees	—
Distribution fees	35
Collateral received from broker	5,873
Variation margin	447
Accrued expenses	114
Swap premiums received	2,920
Written options (proceeds $78)	9
Total liabilities	105,773
Net assets	$971,214
Summary of Net Assets:
Capital stock and paid-in-capital	$946,553
Distributions in excess of net investment loss	(538)
Accumulated net realized gain	10,392
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	14,807
Net assets	$971,214

* Cash of $6,720 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

22

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.77/$11.28
Shares outstanding	23,290
Net assets	$250,916
Class C: Net asset value per share	$10.76
Shares outstanding	9,037
Net assets	$97,235
Class I: Net asset value per share	$10.78
Shares outstanding	39,087
Net assets	$421,508
Class R3: Net asset value per share	$10.78
Shares outstanding	120
Net assets	$1,297
Class R4: Net asset value per share	$10.78
Shares outstanding	125
Net assets	$1,345
Class R5: Net asset value per share	$10.77
Shares outstanding	118
Net assets	$1,276
Class Y: Net asset value per share	$10.78
Shares outstanding	18,328
Net assets	$197,637

The accompanying notes are an integral part of these financial statements.

23

The Hartford World Bond Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$13
Interest	7,013
Less: Foreign tax withheld	(25)
Total investment income	7,001

Expenses:
Investment management fees	2,550
Administrative services fees	8
Transfer agent fees	303
Distribution fees
Class A	244
Class C	440
Class R3	9
Class R4	4
Custodian fees	39
Accounting services fees	77
Registration and filing fees	161
Board of Directors' fees	5
Audit fees	13
Other expenses	36
Total expenses (before waivers)	3,889
Expense waivers	(629)
Total waivers	(629)
Total expenses, net	3,260
Net Investment Income	3,741
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,079
Net realized loss on purchased options	(138)
Net realized gain on futures	3,583
Net realized gain on written options	87
Net realized gain on swap contracts	158
Net realized gain on foreign currency contracts	657
Net realized gain on other foreign currency transactions	259
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	10,685
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,732
Net unrealized depreciation of purchased options	(188)
Net unrealized depreciation of futures	(72)
Net unrealized appreciation of written options	69
Net unrealized depreciation of swap contracts	(1,134)
Net unrealized depreciation of foreign currency contracts	(458)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	122
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	14,071
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	24,756
Net Increase in Net Assets Resulting from Operations	$28,497

The accompanying notes are an integral part of these financial statements.

24

The Hartford World Bond Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income	$3,741	$294
Net realized gain on investments, other financial instruments and foreign currency transactions	10,685	27
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	14,071	736
Net Increase In Net Assets Resulting From Operations	28,497	1,057
Distributions to Shareholders:
From net investment income
Class A	(1,203)	(63)
Class C	(239)	(10)
Class I	(1,838)	(27)
Class R3	(33)	(8)
Class R4	(36)	(10)
Class R5	(41)	(12)
Class Y	(949)	(58)
Total from net investment income	(4,339)	(188)
From net realized gain on investments
Class A	(157)	—
Class C	(44)	—
Class I	(112)	—
Class R3	(8)	—
Class R4	(8)	—
Class R5	(8)	—
Class Y	(35)	—
Total from net realized gain on investments	(372)	—
Total distributions	(4,711)	(188)
Capital Share Transactions:
Class A	212,029	33,101
Class C	85,469	9,123
Class I	387,492	24,457
Class R3	(844)	2,007
Class R4	(795)	2,010
Class R5	(865)	2,012
Class Y	182,305	9,058
Net increase from capital share transactions	864,791	81,768
Net Increase In Net Assets	888,577	82,637
Net Assets:
Beginning of period	82,637	—
End of period	$971,214	$82,637
Undistributed (distribution in excess of) net investment income (loss)	$(538)	$(209)

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

25

The Hartford World Bond Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-nine portfolios. Financial statements for The Hartford World Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or

26

redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which averages the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable

27

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

28

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. As of March 2012, dividends from net investment income are declared and paid monthly. Prior to March 2012, dividends were declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal

29

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

d)	Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income,

30

which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of October 31, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures

31

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the  Schedule of Investments, had outstanding futures contracts as of October 31, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2012. Transactions involving written options contracts during the year ended October 31, 2012, are summarized below:

32

Options Contract Activity During the Year Ended October 31, 2012:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	12,182,000	44
Expired	(820,000)	(4)
Closed	—	—
Exercised	—	—
End of period	11,362,000	$40

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	15,550,060	164
Expired	(600,000)	(3)
Closed	(5,950,060)	(123)
Exercised	—	—
End of period	9,000,000	$38

* The number of contracts does not omit 000's and are shown in local currency.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the

33

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2012.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

34

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$96	$5	$—	$—	$—	$101
Unrealized appreciation on foreign currency contracts	—	3,394	—	—	—	—	3,394
Unrealized appreciation on swap contracts	817	—	653	—	—	—	1,470
Variation margin receivable *	507	—	—	—	—	—	507
Total	$1,324	$3,490	$658	$—	$—	$—	$5,472

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,522	$—	$—	$—	$—	$3,522
Unrealized depreciation on swap contracts	800	—	1,764	—	—	—	2,564
Variation margin payable *	447	—	—	—	—	—	447
Written options, market value	—	8	1	—	—	—	9
Total	$1,247	$3,530	$1,765	$—	$—	$—	$6,542

*	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(62) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(41)	$(48)	$(49)	$—	$—	$—	$(138)
Net realized gain on futures	3,583	—	—	—	—	—	3,583
Net realized gain on written options	43	5	39	—	—	—	87
Net realized gain (loss) on swap contracts	587	—	(429)	—	—	—	158
Net realized gain on foreign currency contracts	—	657	—	—	—	—	657
Total	$4,172	$614	$(439)	$—	$—	$—	$4,347

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of purchased options	$—	$(129)	$(59)	$—	$—	$—	$(188)
Net change in unrealized depreciation of futures	(72)	—	—	—	—	—	(72)
Net change in unrealized appreciation of written options	—	32	37	—	—	—	69
Net change in unrealized depreciation of swap contracts	(22)	—	(1,112)	—	—	—	(1,134)
Net change in unrealized depreciation of foreign currency contracts	—	(458)	—	—	—	—	(458)
Total	$(94)	$(555)	$(1,134)	$—	$—	$—	$(1,783)

35

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains

36

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011 *
Ordinary Income	$4,521	$186
Long-Term Capital Gains ‡	93	—

*	The Fund commenced operations on May 31, 2011
‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$17,609
Undistributed Long-Term Capital Gain	3,681
Unrealized Appreciation *	3,470
Total Accumulated Earnings	$24,760

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$269
Accumulated Net Realized Gain (Loss)	(269)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

37

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7000%
On next $250 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5750%
Over $10 billion	0.5725%

HIFSCO contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

38

d)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $1,110 and contingent deferred sales charges of $20 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $19.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R3	105	88%
Class R4	105	84
Class R5	106	90

As of October 31, 2012, 20% of the Fund’s shares were owned in aggregate by affiliated Fund of Funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated Fund of Funds.

39

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,183,092
Sales Proceeds Excluding U.S. Government Obligations	588,849
Cost of Purchases for U.S. Government Obligations	144,317
Sales Proceeds for U.S. Government Obligations	36,764

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and for the period May 31, 2011, (commencement of operations) through ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	24,020	125	(4,087)	—	20,058	3,329	6	(103)	—	3,232
Amount	$253,311	$1,295	$(42,577)	$—	$212,029	$34,105	$60	$(1,064)	$—	$33,101
Class C
Shares	8,822	25	(700)	—	8,147	922	1	(33)	—	890
Amount	$92,550	$252	$(7,333)	$—	$85,469	$9,452	$10	$(339)	$—	$9,123
Class I
Shares	41,842	154	(5,288)	—	36,708	2,388	3	(12)	—	2,379
Amount	$441,796	$1,611	$(55,915)	$—	$387,492	$24,555	$26	$(124)	$—	$24,457
Class R3
Shares	16	4	(101)	—	(81)	200	1	—	—	201
Amount	$161	$41	$(1,046)	$—	$(844)	$2,000	$7	$—	$—	$2,007
Class R4
Shares	20	4	(100)	—	(76)	200	1	—	—	201
Amount	$207	$44	$(1,046)	$—	$(795)	$2,000	$10	$—	$—	$2,010
Class R5
Shares	14	5	(102)	—	(83)	200	1	—	—	201
Amount	$148	$49	$(1,062)	$—	$(865)	$2,000	$12	$—	$—	$2,012
Class Y
Shares	19,997	94	(2,669)	—	17,422	900	6	—	—	906
Amount	$209,587	$984	$(28,266)	$—	$182,305	$9,000	$58	$—	$—	$9,058
Total
Shares	94,731	411	(13,047)	—	82,095	8,139	19	(148)	—	8,010
Amount	$997,760	$4,276	$(137,245)	$—	$864,791	$83,112	$183	$(1,527)	$—	$81,768

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

40

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

41

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

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The Hartford World Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (D)
A	$10.32	$0.10	$0.59	$0.69	$(0.20)	$(0.04)	$–	$(0.24)	$10.77
C	10.31	0.02	0.60	0.62	(0.13)	(0.04)	–	(0.17)	10.76
I	10.32	0.12	0.60	0.72	(0.22)	(0.04)	–	(0.26)	10.78
R3	10.32	0.09	0.57	0.66	(0.16)	(0.04)	–	(0.20)	10.78
R4	10.32	0.12	0.57	0.69	(0.19)	(0.04)	–	(0.23)	10.78
R5	10.32	0.15	0.56	0.71	(0.22)	(0.04)	–	(0.26)	10.77
Y	10.32	0.12	0.61	0.73	(0.23)	(0.04)	–	(0.27)	10.78

From May 31, 2011 (commencement of operations), through October 31, 2011 (D)
A(E)	10.00	0.09	0.28	0.37	(0.05)	–	–	(0.05)	10.32
C(E)	10.00	0.05	0.28	0.33	(0.02)	–	–	(0.02)	10.31
I(E)	10.00	0.09	0.29	0.38	(0.06)	–	–	(0.06)	10.32
R3(E)	10.00	0.07	0.29	0.36	(0.04)	–	–	(0.04)	10.32
R4(E)	10.00	0.09	0.28	0.37	(0.05)	–	–	(0.05)	10.32
R5(E)	10.00	0.10	0.28	0.38	(0.06)	–	–	(0.06)	10.32
Y(E)	10.00	0.10	0.28	0.38	(0.06)	–	–	(0.06)	10.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Commenced operations on May 31, 2011.
(F)	Not annualized.
(G)	Annualized.

44

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(C)

6.79%		$250,916	1.11%		0.95%		0.95%		191%
6.12		97,235	1.83		1.67		0.19		–
7.11		421,508	0.86		0.70		1.14		–
6.51		1,297	1.51		1.25		0.85		–
6.82		1,345	1.21		0.95		1.15		–
7.03		1,276	0.91		0.65		1.45		–
7.18		197,637	0.73		0.57		1.12		–

3.74	(F)	33,346	1.27	(G)	0.85	(G)	1.93	(G)	50
3.33	(F)	9,175	2.03	(G)	1.61	(G)	1.18	(G)	–
3.84	(F)	24,552	1.01	(G)	0.59	(G)	2.10	(G)	–
3.58	(F)	2,071	1.72	(G)	1.25	(G)	1.64	(G)	–
3.70	(F)	2,073	1.42	(G)	0.95	(G)	1.94	(G)	–
3.83	(F)	2,076	1.12	(G)	0.65	(G)	2.24	(G)	–
3.85	(F)	9,344	1.02	(G)	0.60	(G)	2.29	(G)	–

45

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford World Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford World Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

46

The Hartford World Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

47

The Hartford World Bond Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

48

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)  Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

49

The Hartford World Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

50

The Hartford World Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.73	$4.85	$1,000.00	$1,020.36	$4.82	0.95%	184	366
Class C	$1,000.00	$1,029.87	$8.57	$1,000.00	$1,016.69	$8.52	1.68	184	366
Class I	$1,000.00	$1,034.65	$3.58	$1,000.00	$1,021.62	$3.56	0.70	184	366
Class R3	$1,000.00	$1,032.76	$6.39	$1,000.00	$1,018.85	$6.34	1.25	184	366
Class R4	$1,000.00	$1,034.24	$4.86	$1,000.00	$1,020.36	$4.82	0.95	184	366
Class R5	$1,000.00	$1,034.75	$3.32	$1,000.00	$1,021.87	$3.30	0.65	184	366
Class Y	$1,000.00	$1,035.96	$2.92	$1,000.00	$1,022.27	$2.90	0.57	184	366

51

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford World Bond Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

52

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has a limited performance history.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

53

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

54

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

55

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-WB12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

Item 2.   Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees: $691,000 for the fiscal year ended October 31, 2011; $695,079 for the fiscal year ended October 31, 2012.

(b)	Audit Related Fees: $36,013 for the fiscal year ended October 31, 2011; $35,859 for the fiscal year ended October 31, 2012. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $176,565 for the fiscal year ended October 31, 2011; $174,995 for the fiscal year ended October 31, 2012.

(d)	All Other Fees: $0 for the fiscal year ended October 31, 2011; $0 for the fiscal year ended October 31, 2012.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2012, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $1,413,181 for the fiscal year ended October 31, 2011; $1,515,695 for the fiscal year ended October 31, 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6.   Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

    (b)      Section 906 certification.

12(a)(1)  Code of Ethics

12(a)(2)  Audit Committee Pre-Approval Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: December 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: December 12, 2012	By:	/s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT                   11(a)(2)       Certifications

                                        (i) Section 302 certification of principal executive officer

                                        (ii) Section 302 certification of principal financial officer

99.906CERT             11(b)            Section 906 certification of principal executive officer and principal financial officer

                                  12(a)(1)       Code of Ethics

                                  12(a)(2)       Audit Committee Pre-Approval Policies and Procedures